UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22321

MAINSTAY FUNDS TRUST

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

169 Lackawanna Avenue

Parsippany, New Jersey 07054

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2014

FORM N-CSR

Item 1.    Reports to Stockholders.

MainStay Epoch U.S. Equity Yield Fund

Message from the President and Annual Report

October 31, 2014

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Message from the President

U.S. stocks saw relatively strong results for the 12 months ended October 31, 2014, with several leading U.S. stock indices recording double-digit returns. Despite geopolitical unrest and global economic uncertainty, domestic stocks benefited from accommodative central bank policies, increased merger and acquisition activity and solid corporate earnings.

In the United States, growth stocks outpaced value stocks at all capitalization levels except the very smallest, according to Russell data. Among stocks that Russell deemed defensive, however, the trend reversed, with value tending to outperform growth.

On the whole, international stocks provided disappointing performance during the 12-month reporting period, with returns for leading international stock indices ranging from nearly flat to negative. Increasing investor uncertainty about Europe, China and Japan contributed to the weakness, as did continuing tensions between Russia and Ukraine.

In Europe, slowing growth in gross domestic product (GDP) fueled deflation concerns, and remarks by the European Central Bank were not able to restore market confidence. The slowing pace of growth in China affected many countries, especially export-oriented emerging markets. Japan’s economy struggled after a consumer tax hike in April 2014 led to questions about the viability of the nation’s economic reforms.

For the most part, bond markets provided positive returns, with strong results from convertible bonds and emerging-market bonds overall. The Federal Open Market Committee kept the federal funds target rate in a range near zero throughout the reporting period. This accommodative stance benefited high-yield bonds and leveraged loans as investors searched for yield. The demand for municipal bonds remained consistently strong throughout the reporting period and municipal bond returns were strengthened as supply declined year-over-year.

If there’s anything certain about the stock and bond markets, it’s that there will always be unpredictable elements. This poses a difficult—but not insurmountable—challenge for investors. At MainStay Funds, our portfolio managers seek to prepare for the unknown by employing time-tested strategies and investment techniques as they pursue well-defined investment objectives outlined in the prospectus. Drawing on their own extensive investment experience, they pursue an appropriate balance of risk and reward for their respective Funds, no matter where the markets may move.

The report that follows shows how this approach affected your MainStay Fund during the 12 months ended October 31, 2014. We encourage you to read the report carefully and use it as you evaluate the progress of your investment portfolio. With increasing knowledge, ongoing portfolio adjustments and wise decisions along the way, you may be better able to pursue your long-range financial goals.

We thank you for choosing MainStay Funds, and we are pleased to have earned your trust. We know that with trust comes responsibility; and we will seek to honor that responsibility for as long as you invest with us.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2014

Class	Sales Charge		One Year	Five Years	Since Inception (2/3/09)	Gross Expense Ratio[2]
Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	8.81 15.14%	13.34 14.63%	15.65 16.79%	2.03 2.03%
Class	Sales Charge		One Year	Five Years	Since Inception (12/3/08)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	8.54 14.86%	13.23 14.52%	15.55 16.66%	2.18 2.18%
Class	Sales Charge		One Year	Five Years	Since Inception (12/3/08)	Gross Expense Ratio[2]
Class C Shares[3]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	13.08 14.08%	13.70 13.70%	15.84 15.84%	2.93 2.93%
Class	Sales Charge		One Year	Five Years	Since Inception (12/3/08)	Gross Expense Ratio[2]
Class I Shares[4]	No Sales Charge		15.42%	14.91%	17.06%	1.78%

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class and Class C shares, first offered on November 16, 2009, include the historical performance of Class I shares from December 3, 2008 through November 15, 2009 adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class and Class C shares would likely have been different.
4.	Performance figures for Class I shares and Class A shares include the historical performance of the Institutional shares from December 3, 2008 and the Class P shares from February 3, 2009, respectively, of the Epoch U.S. Large Cap Equity Fund (the predecessor to the Fund), through November 15, 2009. The Epoch U.S. Large Cap Equity Fund was subject to a different fee structure and was advised by Epoch Investment Partners, Inc.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Since Inception
Russell 1000® Value Index[5]	16.46%	16.49%	16.65%
Russell 1000® Index[6]	16.78	16.98	18.42
Average Lipper Multi-Cap Core Fund[7]	13.34	15.26	18.34

5.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Fund selected the Russell 1000® Value Index as its primary benchmark. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Fund has selected the Russell 1000® Index as its secondary benchmark. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.	The average Lipper multi-cap core fund is representative of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. These funds typically have average characteristics compared to the S&P Super Composite 1500 Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch U.S. Equity Yield Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch U.S. Equity Yield Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2014, to October 31, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2014, to October 31, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/14	Ending Account Value (Based on Actual Returns and Expenses) 10/31/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/14	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,070.30	$6.47	$1,019.00	$6.31

Investor Class Shares	$1,000.00	$1,069.00	$7.46	$1,018.00	$7.27

Class C Shares	$1,000.00	$1,065.40	$11.40	$1,014.20	$11.12

Class I Shares	$1,000.00	$1,071.70	$5.12	$1,020.30	$4.99

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.24% for Class A, 1.43% for Investor Class, 2.19% for Class C and 0.98% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Industry Composition as of October 31, 2014 (Unaudited)

Oil, Gas & Consumable Fuels	8.6%
Multi-Utilities	8.0
Aerospace & Defense	6.9
Tobacco	6.1
Electric Utilities	6.0
Pharmaceuticals	5.1
Commercial Services & Supplies	4.1
Diversified Telecommunication Services	4.1
Chemicals	3.6
Beverages	3.3
Semiconductors & Semiconductor Equipment	3.3
Household Products	3.1
Technology Hardware, Storage & Peripherals	2.7
Food Products	2.6
IT Services	2.4
Electrical Equipment	2.3
Insurance	2.2
Banks	2.0
Food & Staples Retailing	1.9
Real Estate Investment Trusts	1.9
Software	1.9

Industrial Conglomerates	1.5%
Diversified Financial Services	1.4
Media	1.4
Specialty Retail	1.1
Air Freight & Logistics	1.0
Distributors	1.0
Metals & Mining	1.0
Capital Markets	0.9
Health Care Providers & Services	0.9
Hotels, Restaurants & Leisure	0.9
Leisure Products	0.9
Wireless Telecommunication Services	0.8
Containers & Packaging	0.7
Health Care Equipment & Supplies	0.7
Gas Utilities	0.6
Thrifts & Mortgage Finance	0.6
Machinery	0.5
Short-Term Investment	1.7
Other Assets, Less Liabilities	0.3

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2014 (excluding short-term investment) (Unaudited)

1.	Altria Group, Inc.

2.	AbbVie, Inc.

3.	Lockheed Martin Corp.

4.	Johnson & Johnson

5.	CenturyLink, Inc.
6.	Seagate Technology PLC

7.	Duke Energy Corp.

8.	Kimberly-Clark Corp.

9.	Raytheon Co.

10.	Reynolds American, Inc.

8	MainStay Epoch U.S. Equity Yield Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Eric Sappenfield, Michael Welhoelter, CFA, William Priest, CFA, John Tobin, PhD, CFA, and Kera Van Valen, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch U.S. Equity Yield Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2014?

Excluding all sales charges, MainStay Epoch U.S. Equity Yield Fund returned 15.14% for Class A shares, 14.86% for Investor Class shares and 14.08% for Class C shares for the 12 months ended October 31, 2014. Over the same period, Class I shares returned 15.42%. For the 12 months ended October 31, 2014, all share classes underperformed the 16.46% return of the Russell 1000® Value Index,1 which is the Fund’s primary broad-based securities-market index. Over the same period, all share classes outperformed the 13.34% return of the average Lipper2 multi-cap core fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund had strong absolute returns for the 12 months ended October 31, 2014. The diversified group of companies in which the Fund invested continued to achieve growth in free cash flow and provide shareholders with positive returns from cash dividends, share buybacks and debt reduction. The largest relative contributors were the energy, industrials and utilities sectors. (Contributions take weightings and total returns into account.) The Fund’s less-than-benchmark weight and stock selection in the financials sector was the most significant detractor from performance relative to the Russell 1000® Value Index.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The most significant contribution came from the energy sector, where stock selection and the Fund’s less-than-benchmark weight helped results relative to the Russell 1000® Value Index. Positive stock selection and a larger-than-benchmark weight in the utilities sector also contributed to relative performance. The Fund’s less-than-benchmark weight and stock selection in financials made the sector the most significant detractor, followed by the Fund’s cash position, which weighed on relative results in a fast-rising market.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

Among the stocks with the strongest contributions to absolute performance were Lockheed Martin, General Dynamics and Altria. The outperformance of defense contractor Lockheed

Martin was generally attributed to the company’s greater budgetary clarity, renewed focus on security in the face of recent international threats and success in driving costs out of the business. Aerospace manufacturer and defense contractor General Dynamics continued to benefit from strong demand for its Gulfstream business jets, driven by the popularity of its G650 plane, which enjoys a four-year backlog. Tobacco company Altria continued to drive growth with disciplined cost controls and strong cigarette pricing to offset volume pressures.

Among the stocks that detracted the most from absolute performance were Mattel, Diamond Offshore Drilling and BHP Billiton. Mattel, the largest toy manufacturer in the world, posted disappointing results during the reporting period and management continues to work through excess inventory to better position the company for the upcoming holiday season. Diamond Offshore Drilling, a global offshore oil and gas drilling contractor, experienced a slow-down in demand as oil majors focused on capital efficiency and cost cutting. Shares of Australian mining company BHP Billiton traded lower after the company did not announce an anticipated share repurchase program in connection with an earnings release during the reporting period.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund made several significant purchases during the 12- month reporting period. Among these were energy company Targa Resources, fertilizer company Potash and energy company Kinder Morgan. Each of these companies was added to the Fund because of its favorable shareholder-yield attributes.

Positions eliminated from the Fund during the reporting period included cable company Comcast and investment advisory firm Waddell & Reed. Comcast was sold after the acquisition of Time Warner Cable reduced the amount of share repurchases for Comcast. The company’s use of cash no longer fits the shareholder-yield thesis, as we were invested to capture the dividends and share repurchases. We sold the Fund’s position in Waddell & Reed after several key portfolio managers departed in 2014, which led to a material contraction in mutual fund assets under management.

How did the Fund’s sector weightings change during the reporting period?

Sector weights are generally the result of our bottom-up stock selection process. During the reporting period, the most significant increases were in the materials and telecommunication services sectors. Over the same period, the Fund reduced exposure in the consumer discretionary, financials and industrials sectors.

1.	See footnote on page 6 for more information on the Russell 1000® Index.
2.	See footnote on page 6 for more information on Lipper Inc.

9

How was the Fund positioned at the end of the reporting period?

As of October 31, 2014, the Fund remained significantly overweight relative to the Russell 1000® Value Index in the consumer staples, utilities and industrials sectors. As of the same date, the most significantly underweight positions were in the financials and health care sectors. The Fund continued to seek attractive returns through a diversified group of companies focused on generating significant free cash flow and returning it to shareholders through a combination of dividends, share repurchases and debt reduction.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Epoch U.S. Equity Yield Fund

Portfolio of Investments October 31, 2014

	Shares	Value

Common Stocks 98.0%†
Aerospace & Defense 6.9%
Boeing Co. (The)	1,050	$131,155
General Dynamics Corp.	2,080	290,701
Honeywell International, Inc.	2,080	199,930
♦Lockheed Martin Corp.	2,040	388,763
♦Raytheon Co.	3,240	336,571
United Technologies Corp.	1,720	184,040

		1,531,160

Air Freight & Logistics 1.0%
United Parcel Service, Inc. Class B	2,055	215,590

Banks 2.0%
Commonwealth Bank of Australia, ADR	1,515	107,444
M&T Bank Corp.	1,320	161,277
Wells Fargo & Co.	3,320	176,259

		444,980

Beverages 3.3%
Coca-Cola Co. (The)	4,195	175,687
Coca-Cola Enterprises, Inc.	4,070	176,434
Molson Coors Brewing Co. Class B	3,280	243,966
PepsiCo., Inc.	1,310	125,983

		722,070

Capital Markets 0.9%
BlackRock, Inc.	575	196,138

Chemicals 3.6%
Dow Chemical Co. (The)	4,875	240,825
E.I. du Pont de Nemours & Co.	2,520	174,258
Potash Corporation of Saskatchewan, Inc.	7,000	239,190
RPM International, Inc.	2,845	128,879

		783,152

Commercial Services & Supplies 4.1%
Deluxe Corp.	4,385	266,608
R.R. Donnelley & Sons Co.	8,580	149,721
Republic Services, Inc.	4,820	185,088
Waste Management, Inc.	6,290	307,518

		908,935

Containers & Packaging 0.7%
Bemis Co., Inc.	4,155	159,843

Distributors 1.0%
Genuine Parts Co.	2,285	221,828

Diversified Financial Services 1.4%
CME Group, Inc.	3,553	297,777

	Shares	Value

Diversified Telecommunication Services 4.1%
AT&T, Inc.	8,210	$286,036
♦CenturyLink, Inc.	8,715	361,498
Verizon Communications, Inc.	5,190	260,798

		908,332

Electric Utilities 6.0%
♦Duke Energy Corp.	4,275	351,191
Entergy Corp.	1,620	136,112
Northeast Utilities	5,328	262,937
PPL Corp.	8,130	284,469
Southern Co. (The)	3,265	151,365
Westar Energy, Inc.	3,880	146,703

		1,332,777

Electrical Equipment 2.3%
Eaton Corp. PLC	3,555	243,127
Emerson Electric Co.	4,235	271,294

		514,421

Food & Staples Retailing 1.9%
CVS Health Corp.	2,750	235,977
Wal-Mart Stores, Inc.	2,370	180,760

		416,737

Food Products 2.6%
Campbell Soup Co.	4,535	200,311
Hershey Co. (The)	1,445	138,590
Kraft Foods Group, Inc.	4,235	238,642

		577,543

Gas Utilities 0.6%
WGL Holdings, Inc.	2,640	124,080

Health Care Equipment & Supplies 0.7%
Medtronic, Inc.	2,150	146,544

Health Care Providers & Services 0.9%
UnitedHealth Group, Inc.	2,025	192,395

Hotels, Restaurants & Leisure 0.9%
McDonald’s Corp.	2,220	208,081

Household Products 3.1%
Colgate-Palmolive Co.	1,555	103,998
♦Kimberly-Clark Corp.	3,050	348,523
Procter & Gamble Co. (The)	2,750	239,993

		692,514

Industrial Conglomerates 1.5%
3M Co.	2,110	324,455

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2014, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2014 (continued)

	Shares	Value

Common Stocks (continued)
Insurance 2.2%
Arthur J. Gallagher & Co.	6,250	$298,125
Marsh & McLennan Cos., Inc.	3,470	188,664

		486,789

IT Services 2.4%
Automatic Data Processing, Inc.	3,225	263,741
Paychex, Inc.	5,560	260,986

		524,727

Leisure Products 0.9%
Mattel, Inc.	6,685	207,703

Machinery 0.5%
Deere & Co.	1,228	105,043

Media 1.4%
Regal Entertainment Group Class A	7,355	162,913
Time Warner, Inc.	1,739	138,199

		301,112

Metals & Mining 1.0%
BHP Billiton, Ltd., ADR	2,370	140,873
Rio Tinto PLC, Sponsored ADR	1,745	83,707

		224,580

Multi-Utilities 8.0%
Ameren Corp.	5,340	226,096
CMS Energy Corp.	6,700	218,889
Dominion Resources, Inc.	2,885	205,700
NiSource, Inc.	7,900	332,274
SCANA Corp.	2,450	134,481
TECO Energy, Inc.	8,390	164,528
Vectren Corp.	3,770	169,461
Wisconsin Energy Corp.	6,315	313,603

		1,765,032

Oil, Gas & Consumable Fuels 8.6%
ConocoPhillips	4,210	303,751
Enterprise Products Partners, L.P.	4,220	155,718
Exxon Mobil Corp.	1,120	108,315
Kinder Morgan Energy Partners, L.P.	2,190	205,422
Kinder Morgan, Inc.	4,145	160,411
MarkWest Energy Partners, L.P.	1,875	131,344
ONEOK Partners, L.P.	2,135	109,099
ONEOK, Inc.	3,580	211,005
Royal Dutch Shell PLC, ADR	2,625	188,449
Spectra Energy Corp.	4,685	183,324
Targa Resources Partners, L.P.	2,260	138,041

		1,894,879

Pharmaceuticals 5.1%
♦AbbVie, Inc.	6,520	413,759
♦Johnson & Johnson	3,365	362,680

	Shares	Value

Pharmaceuticals (continued)
Merck & Co., Inc.	3,800	$220,172
Pfizer, Inc.	4,645	139,118

		1,135,729

Real Estate Investment Trusts 1.9%
Corrections Corporation of America	4,290	157,786
Health Care REIT, Inc.	3,705	263,463

		421,249

Semiconductors & Semiconductor Equipment 3.3%
Intel Corp.	3,965	134,850
KLA-Tencor Corp.	3,145	248,927
Linear Technology Corp.	2,175	93,177
Microchip Technology, Inc.	5,675	244,649

		721,603

Software 1.9%
Microsoft Corp.	4,780	224,421
Oracle Corp.	5,135	200,522

		424,943

Specialty Retail 1.1%
Home Depot, Inc. (The)	2,395	233,560

Technology Hardware, Storage & Peripherals 2.7%
Apple, Inc.	2,150	232,200
♦Seagate Technology PLC	5,715	359,073

		591,273

Thrifts & Mortgage Finance 0.6%
People’s United Financial, Inc.	9,205	134,577

Tobacco 6.1%
♦Altria Group, Inc.	8,620	416,691
Lorillard, Inc.	4,385	269,677
Philip Morris International, Inc.	3,690	328,447
♦Reynolds American, Inc.	5,325	334,996

		1,349,811

Wireless Telecommunication Services 0.8%
Vodafone Group PLC, Sponsored ADR	5,380	178,724

Total Common Stocks (Cost $17,234,926)		21,620,686

12	MainStay Epoch U.S. Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Short-Term Investment 1.7%
Repurchase Agreement 1.7%
State Street Bank and Trust Co. 0.00%, dated 10/31/14 due 11/3/14 Proceeds at Maturity $370,681 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 1.96% and a maturity date of 11/7/22, with a Principal Amount of $405,000 and a Market Value of $382,107)	$370,681	$370,681

Total Short-Term Investment (Cost $370,681)		370,681

Total Investments (Cost $17,605,607) (a)	99.7%	21,991,367
Other Assets, Less Liabilities	0.3	66,641
Net Assets	100.0%	$22,058,008
(a)	As of October 31, 2014, cost was $17,663,185 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$4,455,013
Gross unrealized depreciation	(126,831)

Net unrealized appreciation	$4,328,182

The following abbreviation is used in the above portfolio:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of October 31, 2014, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$21,620,686	$—	$—	$21,620,686
Short-Term Investment
Repurchase Agreement	—	370,681	—	370,681

Total Investments in Securities	$21,620,686	$370,681	$—	$21,991,367

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2014, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2014, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of October 31, 2014

Assets
Investment in securities, at value (identified cost $17,605,607)	$21,991,367
Receivables:
Dividends	42,107
Fund shares sold	30,056
Other assets	33,214

Total assets	22,096,744

Liabilities
Payables:
Shareholder communication	9,541
Manager (See Note 3)	8,518
Transfer agent (See Note 3)	4,915
NYLIFE Distributors (See Note 3)	4,418
Professional fees	3,790
Fund shares redeemed	1,534
Custodian	1,065
Trustees	42
Accrued expenses	4,913

Total liabilities	38,736

Net assets	$22,058,008

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$1,517
Additional paid-in capital	17,006,119

17,007,636
Distributions in excess of net investment income	(40,065)
Accumulated net realized gain (loss) on investments	704,677
Net unrealized appreciation (depreciation) on investments	4,385,760

Net assets	$22,058,008

Class A
Net assets applicable to outstanding shares	$10,218,604

Shares of beneficial interest outstanding	702,149

Net asset value per share outstanding	$14.55
Maximum sales charge (5.50% of offering price)	0.85

Maximum offering price per share outstanding	$15.40

Investor Class
Net assets applicable to outstanding shares	$1,609,733

Shares of beneficial interest outstanding	111,022

Net asset value per share outstanding	$14.50
Maximum sales charge (5.50% of offering price)	0.84

Maximum offering price per share outstanding	$15.34

Class C
Net assets applicable to outstanding shares	$2,611,517

Shares of beneficial interest outstanding	184,409

Net asset value and offering price per share outstanding	$14.16

Class I
Net assets applicable to outstanding shares	$7,618,154

Shares of beneficial interest outstanding	519,338

Net asset value and offering price per share outstanding	$14.67

14	MainStay Epoch U.S. Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2014

Investment Income (Loss)
Income
Dividends (a)	$625,632

Expenses
Manager (See Note 3)	150,901
Distribution/Service—Class A (See Note 3)	20,945
Distribution/Service—Investor Class (See Note 3)	3,400
Distribution/Service—Class C (See Note 3)	17,554
Registration	39,979
Professional fees	34,517
Transfer agent (See Note 3)	18,999
Shareholder communication	5,952
Custodian	5,520
Trustees	330
Miscellaneous	10,457

Total expenses before waiver/reimbursement	308,554
Expense waiver/reimbursement from Manager (See Note 3)	(69,543)

Net expenses	239,011

Net investment income (loss)	386,621

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	700,657
Net change in unrealized appreciation (depreciation) on investments	1,620,231

Net realized and unrealized gain (loss) on investments	2,320,888

Net increase (decrease) in net assets resulting from operations	$2,707,509

(a)	Dividends recorded net of foreign withholding taxes in the amount of $2,447.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the years ended October 31, 2014 and October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$386,621	$508,915
Net realized gain (loss) on investments	700,657	570,825
Net change in unrealized appreciation (depreciation) on investments	1,620,231	2,508,733

Net increase (decrease) in net assets resulting from operations	2,707,509	3,588,473

Dividends and distributions to shareholders:
From net investment income:
Class A	(230,738)	(8,995)
Investor Class	(34,100)	(4,245)
Class C	(26,296)	(2,900)
Class I	(231,251)	(228,843)

	(522,385)	(244,983)

From net realized gain on investments:
Class A	(311,879)	(247,854)
Investor Class	(52,122)	(99,362)
Class C	(59,985)	(78,416)
Class I	(317,918)	(5,915,562)

	(741,904)	(6,341,194)

Total dividends and distributions to shareholders	(1,264,289)	(6,586,177)

Capital share transactions:
Net proceeds from sale of shares	6,696,946	9,846,527
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	1,161,069	4,002,164
Cost of shares redeemed	(4,880,548)	(32,570,601)

Increase (decrease) in net assets derived from capital share transactions	2,977,467	(18,721,910)

Net increase (decrease) in net assets	4,420,687	(21,719,614)

Net Assets
Beginning of year	17,637,321	39,356,935

End of year	$22,058,008	$17,637,321

Undistributed (distributions in excess of) net investment income at end of year	$(40,065)	$125,725

16	MainStay Epoch U.S. Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,					January 1, 2010 through October 31,		February 3, 2009** through December 31,
Class A	2014	2013	2012		2011	2010***		2009
Net asset value at beginning of period	$13.57	$13.56	$12.68		$13.52	$12.67		$10.24

Net investment income (loss) (a)	0.28	0.26	0.12		0.05	0.02		0.08
Net realized and unrealized gain (loss) on investments	1.66	2.53	1.47		0.51	0.83		3.33

Total from investment operations	1.94	2.79	1.59		0.56	0.85		3.41

Less dividends and distributions:
From net investment income	(0.39)	(0.10)	(0.04)		(0.05)	—		(0.10)
From net realized gain on investments	(0.57)	(2.68)	(0.67)		(1.35)	—		(0.88)

Total dividends and distributions	(0.96)	(2.78)	(0.71)		(1.40)	—		(0.98)

Net asset value at end of period	$14.55	$13.57	$13.56		$12.68	$13.52		$12.67

Total investment return (b)	15.14%	25.99%	13.24%		4.18%	6.71	%(c)	33.59	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.05%	2.07%	0.89%		0.41%	0.19	%††	0.76	%††
Net expenses	1.26%	1.32%	1.31	%(d)	1.25%	1.34	%††	1.35	%††
Expenses (before waiver/reimbursement)	1.63%	2.03%	1.62	%(d)	1.25%	1.37	%††	1.44	%††
Portfolio turnover rate	16%	39%	50%		54%	54%		54%
Net assets at end of period (in 000’s)	$10,219	$7,272	$1,090		$534	$850		$127

**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Year ended October 31,					January 1, 2010 through October 31,		November 16, 2009** through December 31,
Investor Class	2014	2013	2012		2011	2010***		2009
Net asset value at beginning of period	$13.52	$13.54	$12.66		$13.51	$12.67		$12.38

Net investment income (loss) (a)	0.25	0.25	0.13		0.04	0.03		0.02
Net realized and unrealized gain (loss) on investments	1.65	2.53	1.46		0.51	0.81		0.30

Total from investment operations	1.90	2.78	1.59		0.55	0.84		0.32

Less dividends and distributions:
From net investment income	(0.35)	(0.12)	(0.04)		(0.05)	—		(0.03)
From net realized gain on investments	(0.57)	(2.68)	(0.67)		(1.35)	—		—

Total dividends and distributions	(0.92)	(2.80)	(0.71)		(1.40)	—		(0.03)

Net asset value at end of period	$14.50	$13.52	$13.54		$12.66	$13.51		$12.67

Total investment return (b)	14.86%	25.95%	13.22%		4.06%	6.63	%(c)	2.60	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.85%	2.05%	1.02%		0.27%	0.25	%††	1.11	%††
Net expenses	1.46%	1.47%	1.21	%(d)	1.36%	1.40	%††	1.19	%††
Expenses (before waiver/reimbursement)	1.83%	2.18%	1.50	%(d)	1.36%	1.43	%††	1.19	%††
Portfolio turnover rate	16%	39%	50%		54%	54%		54%
Net assets at end of period (in 000’s)	$1,610	$1,193	$444		$273	$74		$28

**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,					January 1, 2010 through October 31,		November 16, 2009** through December 31,
Class C	2014	2013	2012		2011	2010***		2009
Net asset value at beginning of period	$13.18	$13.34	$12.53		$13.42	$12.67		$12.38

Net investment income (loss) (a)	0.15	0.15	0.03		(0.05)	(0.07)		0.01
Net realized and unrealized gain (loss) on investments	1.62	2.47	1.45		0.51	0.82		0.30

Total from investment operations	1.77	2.62	1.48		0.46	0.75		0.31

Less dividends and distributions:
From net investment income	(0.22)	(0.10)	—		—	—		(0.02)
From net realized gain on investments	(0.57)	(2.68)	(0.67)		(1.35)	—		—

Total dividends and distributions	(0.79)	(2.78)	(0.67)		(1.35)	—		(0.02)

Net asset value at end of period	$14.16	$13.18	$13.34		$12.53	$13.42		$12.67

Total investment return (b)	14.08%	24.84%	12.49%		3.30%	5.92	% (c)(d)	2.51	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.10%	1.24%	0.23%		(0.42%)	(0.63	%)††	0.37	%††
Net expenses	2.21%	2.22%	1.98	%(e)	2.10%	2.15	% ††	1.94	%††
Expenses (before waiver/reimbursement)	2.58%	2.93%	2.23	%(e)	2.10%	2.18	% ††	1.94	%††
Portfolio turnover rate	16%	39%	50%		54%	54%		54%
Net assets at end of period (in 000’s)	$2,612	$1,280	$393		$208	$33		$26

**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Year ended October 31,					January 1, 2010 through October 31,		Year ended December 31,
Class I	2014	2013	2012		2011	2010***		2009
Net asset value at beginning of period	$13.68	$13.62	$12.75		$13.58	$12.70		$10.85

Net investment income (loss) (a)	0.32	0.39	0.14		0.09	0.04		0.11
Net realized and unrealized gain (loss) on investments	1.67	2.45	1.48		0.51	0.84		2.74

Total from investment operations	1.99	2.84	1.62		0.60	0.88		2.85

Less dividends and distributions:
From net investment income	(0.43)	(0.10)	(0.08)		(0.08)	—		(0.12)
From net realized gain on investments	(0.57)	(2.68)	(0.67)		(1.35)	—		(0.88)

Total dividends and distributions	(1.00)	(2.78)	(0.75)		(1.43)	—		(1.00)

Net asset value at end of period	$14.67	$13.68	$13.62		$12.75	$13.58		$12.70

Total investment return (b)	15.42%	26.36%	13.43%		4.43%	6.93	%(c)	26.53%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.32%	3.15%	1.06%		0.67%	0.40	%††	0.98%
Net expenses	1.01%	1.07%	1.05	%(d)	1.00%	1.09	%††	1.09%
Expenses (before waiver/reimbursement)	1.38%	1.78%	1.10	%(d)	1.00%	1.12	%††	1.19%
Portfolio turnover rate	16%	39%	50%		54%	54%		54%
Net assets at end of period (in 000’s)	$7,618	$7,892	$37,430		$268,622	$229,830		$155,231

***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

18	MainStay Epoch U.S. Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch U.S. Equity Yield Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. Prior to September 17, 2012, the Fund’s name was MainStay Epoch U.S. Equity Fund, with a different investment objective, investment strategies, and investment process. The Fund is the successor to the Epoch U.S. Large Cap Equity Fund (the “Predecessor Fund”), which was a series of a different registered investment company for which Epoch Investment Partners, Inc. served as investment advisor. The financial statements of the Fund reflect the historical results of the Institutional Class and Class P shares of the Predecessor Fund prior to its reorganization. Upon the completion of the reorganization, the Class I and Class A shares of the Fund assumed the performance, financial and other information of the Institutional Class and Class P shares of the Predecessor Fund, respectively. All information regarding and references to periods prior to November 16, 2009 refer to the Predecessor Fund.

The Fund currently offers four classes of shares. Investor Class and Class C shares commenced operations on November 16, 2009. Class A and Class I shares commenced operations (under former designations) on February 3, 2009 and December 3, 2008, respectively. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income and capital appreciation.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the full Board for its review and ratification, if appropriate, at its next regularly scheduled meeting immediately after such action.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data

19

Notes to Financial Statements (continued)

obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The aggregate value by input level, as of October 31, 2014, for the Fund’s assets or liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Broker Dealer Quotes	• Reported Trades
• Two-sided markets	• Issuer Spreads
• Bids/Offers	• Benchmark securities
• Industry and economic events	• Reference Data (corporate actions or material event notices)
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent valuation uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. For the year ended October 31, 2014, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2014, the Fund did not hold any securities that were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same

20	MainStay Epoch U.S. Equity Yield Fund

class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute securities lending at any time without notice when deemed appropriate. The Fund did not have any portfolio securities on loan as of October 31, 2014.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(J)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the

21

Notes to Financial Statements (continued)

Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Epoch Investment Partners, Inc. (‘‘Epoch’’ or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.80% up to $500 million; and 0.79% in excess of $500 million. The effective management fee rate was 0.80% for the year ended October 31, 2014.

Effective February 28, 2014, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 1.24% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement will remain in effect until February 28, 2015, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

Prior to February 28, 2014, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares did not exceed 1.32% of its average daily net assets. New York Life Investments applied an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes.

For the year ended October 31, 2014, New York Life Investments earned fees from the Fund in the amount of $150,901 and waived its fees and/or reimbursed expenses in the amount of $69,543.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York

Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A and Investor Class shares were $7,798 and $2,215, respectively, for the year ended October 31, 2014. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class C shares of $219 for the year ended October 31, 2014.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2014, were as follows:

Class A	$5,796
Investor Class	3,577
Class C	4,712
Class I	4,914

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2014, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Investor Class	$46,619	2.9%
Class C	44,966	1.7

22	MainStay Epoch U.S. Equity Yield Fund

Note 4–Federal Income Tax

As of October 31, 2014, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$45,129	$677,061	$—	$4,328,182	$5,050,372

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, return of capital distributions received and partnership investments.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2014 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(30,026)	$30,026	$—

The reclassifications for the Fund are primarily due to Real Estate Investment Trusts (REITs) and partnerships.

The tax character of distributions paid during the years ended October 31, 2014 and October 31, 2013 shown in the Statements of Changes in Net Assets was as follows:

	2014	2013
Distributions paid from:
Ordinary Income	$878,337	$244,983
Long-Term Capital Gain	385,952	6,341,194
Total	$1,264,289	$6,586,177

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 5, 2014, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum amount of $700,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 4, 2015, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 5, 2014, the aggregate commitment amount was $300,000,000 with an optional maximum amount of $400,000,000. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the year ended October 31, 2014.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2014, purchases and sales of securities, other than short-term securities, were $4,983 and $2,941, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2014:
Shares sold	257,869	$3,539,097
Shares issued to shareholders in reinvestment of dividends and distributions	38,382	504,565
Shares redeemed	(137,176)	(1,867,408)

Net increase (decrease) in shares outstanding before conversion	159,075	2,176,254
Shares converted into Class A (See Note 1)	9,493	126,754
Shares converted from Class A (See Note 1)	(2,203)	(30,336)

Net increase (decrease)	166,365	$2,272,672

Year ended October 31, 2013:
Shares sold	522,709	$6,474,958
Shares issued to shareholders in reinvestment of dividends and distributions	20,580	221,031
Shares redeemed	(95,407)	(1,214,608)

Net increase (decrease) in shares outstanding before conversion	447,882	5,481,381
Shares converted into Class A (See Note 1)	9,053	114,338
Shares converted from Class A (See Note 1)	(1,578)	(20,061)

Net increase (decrease)	455,357	$5,575,658

23

Notes to Financial Statements (continued)

Investor Class	Shares	Amount
Year ended October 31, 2014:
Shares sold	40,980	$556,957
Shares issued to shareholders in reinvestment of dividends and distributions	6,400	83,850
Shares redeemed	(17,324)	(235,841)

Net increase (decrease) in shares outstanding before conversion	30,056	404,966
Shares converted into Investor Class (See Note 1)	2,211	30,336
Shares converted from Investor Class (See Note 1)	(9,518)	(126,754)

Net increase (decrease)	22,749	$308,548

Year ended October 31, 2013:
Shares sold	65,840	$824,806
Shares issued to shareholders in reinvestment of dividends and distributions	9,458	101,298
Shares redeemed	(12,291)	(155,588)

Net increase (decrease) in shares outstanding before conversion	63,007	770,516
Shares converted into Investor Class (See Note 1)	1,584	20,061
Shares converted from Investor Class (See Note 1)	(9,084)	(114,338)

Net increase (decrease)	55,507	$676,239

Class C	Shares	Amount
Year ended October 31, 2014:
Shares sold	115,135	$1,565,891
Shares issued to shareholders in reinvestment of dividends and distributions	6,749	86,209
Shares redeemed	(34,560)	(471,062)

Net increase (decrease)	87,324	$1,181,038

Year ended October 31, 2013:
Shares sold	81,453	$991,929
Shares issued to shareholders in reinvestment of dividends and distributions	7,562	79,548
Shares redeemed	(21,392)	(264,622)

Net increase (decrease)	67,623	$806,855

Class I	Shares	Amount
Year ended October 31, 2014:
Shares sold	73,537	$1,035,001
Shares issued to shareholders in reinvestment of dividends and distributions	36,793	486,445
Shares redeemed	(168,019)	(2,306,237)

Net increase (decrease)	(57,689)	$(784,791)

Year ended October 31, 2013:
Shares sold	121,622	$1,554,834
Shares issued to shareholders in reinvestment of dividends and distributions	333,360	3,600,287
Shares redeemed	(2,626,175)	(30,935,783)

Net increase (decrease)	(2,171,193)	$(25,780,662)

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2014, events and transactions subsequent to October 31, 2014, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

24	MainStay Epoch U.S. Equity Yield Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Epoch U.S. Equity Yield Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period ended October 31, 2014, the ten-month period ended October 31, 2010, and the year or period ended December 31, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Epoch U.S. Equity Yield Fund of MainStay Funds Trust as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period ended October 31, 2014, the ten-month period ended October 31, 2010, and the year or period ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2014

25

Federal Income Tax Information

(Unaudited)

The Fund is required (under the Internal Revenue Code to advise share-holders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $385,952 as long term capital distribution.

For the fiscal year ended October 31, 2014, the Fund designated approximately $743,692 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2014, should be multiplied by 85.3% to arrive at the amount eligible for the corporate dividends received deduction.

In February 2015, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2014. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2014.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

26	MainStay Epoch U.S. Equity Yield Fund

Board of Trustees and Officers (Unaudited)

The Board of Trustees oversees the actions of the MainStay Group of Funds (which is comprised of Funds that are series of the MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay DefinedTerm Municipal Opportunities Fund) (collectively the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s), and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal.

Under the Retirement Policy, a Board Member must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board Members. Information pertaining to the Board Members and officers is set forth below. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Board Members are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Board Members	John Y. Kim* 9/24/60	Indefinite; The MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008.***	Vice Chairman (since January 2014) and Chief Investment Officer (since 2011), New York Life Insurance Company; President, Investments Group—New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management Holdings LLC (since 2008); Chairman of the Board of Managers (since 2008) and Chief Executive Officer (2008 to 2013), New York Life Investment Management LLC; Member of the Board, MCF Capital Management LLC (since 2012), Private Advisors LLC (since 2010); MacKay Shields LLC and Madison Capital Funding LLC (since 2008); and Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012)	82

MainStay VP Funds Trust:
Trustee since 2008 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

27

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	82

MainStay VP Funds Trust:

Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; The MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82

MainStay VP Funds Trust:

Chairman since 2013 and Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011;

Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	82

MainStay VP Funds Trust:

Trustee since 2006 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; The MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82

MainStay VP Funds Trust:

Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

28	MainStay Epoch U.S. Equity Yield Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40	Indefinite; The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (since 2008); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, University of California—San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011)	82

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 1994 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

	John A. Weisser 10/22/41	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	82

MainStay VP Funds Trust:

Trustee since 1997 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

29

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since January 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Senior Managing Director (since 2012) and Chairman of the Board (since 2008), NYLIM Service Company LLC; Senior Managing Director (since 2005) and Co-President (since January 2014), New York Life Investment Management LLC; President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012))
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, The MainStay Funds and MainStay Funds Trust (since 2014)	Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Assistant Secretary, MainStay VP Funds Trust (2010 to 2014)**, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014); Associate, Dechert LLP (2006 to 2010)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**; Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Insurance Company, New York Life Investment Management LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

30	MainStay Epoch U.S. Equity Yield Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Alternative

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2014 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1630184 MS360-14	MSEUE11-12/14 (NYLIM) NL239

MainStay Epoch Global Choice Fund

Message from the President and Annual Report

October 31, 2014

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Message from the President

U.S. stocks saw relatively strong results for the 12 months ended October 31, 2014, with several leading U.S. stock indices recording double-digit returns. Despite geopolitical unrest and global economic uncertainty, domestic stocks benefited from accommodative central bank policies, increased merger and acquisition activity and solid corporate earnings.

In the United States, growth stocks outpaced value stocks at all capitalization levels except the very smallest, according to Russell data. Among stocks that Russell deemed defensive, however, the trend reversed, with value tending to outperform growth.

On the whole, international stocks provided disappointing performance during the 12-month reporting period, with returns for leading international stock indices ranging from nearly flat to negative. Increasing investor uncertainty about Europe, China and Japan contributed to the weakness, as did continuing tensions between Russia and Ukraine.

In Europe, slowing growth in gross domestic product (GDP) fueled deflation concerns, and remarks by the European Central Bank were not able to restore market confidence. The slowing pace of growth in China affected many countries, especially export-oriented emerging markets. Japan’s economy struggled after a consumer tax hike in April 2014 led to questions about the viability of the nation’s economic reforms.

For the most part, bond markets provided positive returns, with strong results from convertible bonds and emerging-market bonds overall. The Federal Open Market Committee kept the federal funds target rate in a range near zero throughout the reporting period. This accommodative stance benefited high-yield bonds and leveraged loans as investors searched for yield. The demand for municipal bonds remained consistently strong throughout the reporting period and municipal bond returns were strengthened as supply declined year-over-year.

If there’s anything certain about the stock and bond markets, it’s that there will always be unpredictable elements. This poses a difficult—but not insurmountable—challenge for investors. At MainStay Funds, our portfolio managers seek to prepare for the unknown by employing time-tested strategies and investment techniques as they pursue well-defined investment objectives outlined in the prospectus. Drawing on their own extensive investment experience, they pursue an appropriate balance of risk and reward for their respective Funds, no matter where the markets may move.

The report that follows shows how this approach affected your MainStay Fund during the 12 months ended October 31, 2014. We encourage you to read the report carefully and use it as you evaluate the progress of your investment portfolio. With increasing knowledge, ongoing portfolio adjustments and wise decisions along the way, you may be better able to pursue your long-range financial goals.

We thank you for choosing MainStay Funds, and we are pleased to have earned your trust. We know that with trust comes responsibility; and we will seek to honor that responsibility for as long as you invest with us.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2014

Class	Sales Charge		One Year	Five Years	Since Inception (8/15/06)	Gross Expense Ratio[2]
Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–2.10 3.60%	9.69 10.94%	4.18 4.90%	1.38 1.38%
Class	Sales Charge		One Year	Five Years	Since Inception (7/25/05)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–2.35 3.33%	9.46 10.70%	3.78 4.42%	1.61 1.61%
Class	Sales Charge		One Year	Five Years	Since Inception (7/25/05)	Gross Expense Ratio[2]
Class C Shares[3]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	1.57 2.53%	9.85 9.85%	3.85 3.85%	2.36 2.36%
Class	Sales Charge		One Year	Five Years	Since Inception (7/25/05)	Gross Expense Ratio[2]
Class I Shares[4]	No Sales Charge		3.82%	11.20%	5.01%	1.13%

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class and Class C shares, first offered on November 16, 2009, include the historical performance of Class I shares from July 25, 2005 through November 15, 2009 adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class and Class C shares would likely have been different.
4.	Performance figures for Class I shares and Class A shares include the historical performance of the Institutional shares from July 25, 2005 and

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Since Inception
MSCI World Index[5]	8.67%	11.41%	6.26%
Average Lipper Global Multi-Cap Growth Fund[6]	6.70	10.90	5.70

the Class P shares from August 15, 2006, respectively, of the Epoch U.S. All Cap Equity Fund (the predecessor to the Fund) through November 15, 2009. The Epoch U.S. All Cap Equity Fund was subject to a different fee structure, had different principal investment strategies and investment process and was advised by Epoch Investment Partners, Inc. for periods prior to November 16, 2009.
5.	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The average Lipper global multi-cap growth fund is representative of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Global multi-cap growth funds typically have above-average characteristics compared to the MSCI World Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch Global Choice Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch Global Choice Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2014, to October 31, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2014, to October 31, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/14	Ending Account Value (Based on Actual Returns and Expenses) 10/31/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/14	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,017.00	$6.76	$1,018.50	$6.77

Investor Class Shares	$1,000.00	$1,015.50	$8.13	$1,017.10	$8.13

Class C Shares	$1,000.00	$1,011.20	$11.91	$1,013.40	$11.93

Class I Shares	$1,000.00	$1,018.10	$5.49	$1,019.80	$5.50

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.33% for Class A, 1.60% for Investor Class, 2.35% for Class C and 1.08% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Country Composition as of October 31, 2014 (Unaudited)

United States	57.7%
France	12.7
Belgium	5.8
Germany	5.7
United Kingdom	5.0
Japan	4.1
Israel	2.9

Canada	2.1%
Mexico	2.0
Australia	1.9
Other Assets, Less Liabilities	0.1

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2014 (excluding short-term investment) (Unaudited)

1.	CVS Health Corp.

2.	UnitedHealth Group, Inc.

3.	Microsoft Corp.

4.	Anheuser-Busch InBev N.V.

5.	Apple, Inc.

6.	Safran S.A.

7.	Occidental Petroleum Corp.

8.	Citrix Systems, Inc.

9.	Bayer A.G.

10.	WPP PLC

8	MainStay Epoch Global Choice Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers William Priest, CFA, Michael Welhoelter, CFA, David Pearl and William J. Booth, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch Global Choice Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2014?

Excluding all sales charges, MainStay Epoch Global Choice Fund returned 3.60% for Class A shares, 3.33% for Investor Class shares and 2.53% for Class C shares for the 12 months ended October 31, 2014. Over the same period, Class I shares returned 3.82%. For the 12 months ended October 31, 2014, all share classes underperformed the 8.67% return of the MSCI World Index,1 which is the Fund’s primary broad-based securities-market index, and the 6.70% return of the average Lipper2 global multi-cap growth fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund provided a positive absolute return but trailed the MSCI World Index for the 12 months ending October 31, 2014. Stock selection was the most significant detractor from relative performance, specifically in the industrials, financials, telecommunication services and health care sectors. Stock selection in the consumer staples sector helped to offset some of the relative losses.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

Sector weights are the result of our bottom-up stock selection process. Strong stock selection in the consumer staples sector provided a positive contribution to the Fund’s relative performance. (Contributions take weightings and total returns into account.) The industrials, financials, telecommunication services and health care sectors were the most significant detractors from relative performance as a result of stock selection.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

Among the stocks with the strongest positive contributions to absolute performance were CVS Health and Check Point Software. CVS Health, a retail pharmacy and pharmaceutical benefits manager, beat earnings estimates, driven by greater prescription volumes and growth in the higher-margin specialty-

pharmaceutical segment. As a result, the company raised guidance, even after eliminating the sale of tobacco from its stores. Check Point Software—which develops, markets and supports information technology security products and software—benefited from strong results during the reporting period as the company experienced robust demand for its products and solutions.

Among the stocks that detracted the most from the Fund’s absolute performance were Experian and Vodafone. Experian is a global information services company. The stock’s underperformance was driven by lower growth in Brazil, which was affected by weak consumer confidence and slower credit growth. Experian also announced a large acquisition of Passport Health to complement its existing health care payments business. Unfortunately, the acquisition put pressure on the stock, which was subsequently sold by the Fund. Telecommunication services company Vodafone posted weak results and experienced some significant headwinds during the reporting period. We sold both positions to redeploy proceeds to other opportunities with better risk/reward profiles.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund made several significant purchases during the 12-month reporting period. Among these were positions in health care company UnitedHealth Group, IT services company Microsoft and software company Citrix Systems. These purchases were made as a result of the companies’ competitive positioning and their attractive risk/reward profiles.

Positions eliminated from the Fund included previously discussed positions in Vodafone and Experian. We also eliminated cable television provider Time Warner Cable from the Fund. We opted to reallocate proceeds where we saw better risk/reward prospects.

How did the Fund’s sector weightings change during the reporting period?

Sector weights are generally a function of our bottom-up stock selection process. During the reporting period, the Fund reduced exposure to the consumer discretionary, industrials, materials, energy and financials sectors, while it increased exposure to the information technology, health care and consumer staples sectors.

1.	See footnote on page 6 for more information on the MSCI World Index.
2.	See footnote on page 6 for more information on Lipper Inc.

9

How was the Fund positioned at the end of the reporting period?

The Fund continues to seek attractive returns by investing in companies focused on generating significant free cash flow and allocating it intelligently for the benefit of shareholders. Large diversions from the benchmark are to be expected given the concentrated nature of the Fund. As of October 31, 2014, the Fund’s most significantly overweight position relative to the MSCI World Index was in the information technology sector. As of the same date, the Fund’s most significantly underweight positions relative to the Index were in the energy, consumer discretionary and financials sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Epoch Global Choice Fund

Portfolio of Investments October 31, 2014

	Shares	Value
Common Stocks 95.1%†
Australia 1.9%
Amcor, Ltd. (Containers & Packaging)	416,150	$4,292,003

Belgium 5.8%
♦Anheuser-Busch InBev N.V. (Beverages)	76,620	8,460,002
KBC Groep N.V. (Banks) (a)	89,950	4,818,816

		13,278,818

Canada 2.1%
Canadian Pacific Railway, Ltd. (Road & Rail)	22,798	4,742,057

France 12.7%
Airbus Group N.V. (Aerospace & Defense)	91,930	5,483,620
AXA S.A. (Insurance)	223,100	5,147,027
♦Safran S.A. (Aerospace & Defense)	125,168	7,921,142
Sanofi (Pharmaceuticals)	71,200	6,572,261
Sodexo (Hotels, Restaurants & Leisure)	40,350	3,886,901

		29,010,951

Germany 5.7%
♦Bayer A.G. (Pharmaceuticals)	48,640	6,915,143
GEA Group A.G. (Machinery)	131,050	6,026,248

		12,941,391

Israel 2.9%
Check Point Software Technologies, Ltd. (Software) (a)	88,387	6,562,735

Japan 4.1%
Takeda Pharmaceutical Co., Ltd. (Pharmaceuticals)	128,050	5,477,109
Tokyo Electron, Ltd. (Semiconductors & Semiconductor Equipment)	62,900	3,891,876

		9,368,985

Mexico 2.0%
Kimberly-Clark de Mexico S.A.B. de C.V. Class A (Household Products)	1,907,300	4,438,859

United Kingdom 5.0%
Imperial Tobacco Group PLC (Tobacco)	104,700	4,540,617
♦WPP PLC (Media)	351,846	6,855,492

		11,396,109

United States 52.9%
American International Group, Inc. (Insurance)	105,505	5,651,903
AmerisourceBergen Corp. (Health Care Providers & Services)	67,934	5,802,243

	Shares	Value
United States (continued)
♦ Apple, Inc. (Technology Hardware, Storage & Peripherals)	76,325	$8,243,100
Applied Materials, Inc. (Semiconductors & Semiconductor Equipment)	264,550	5,843,910
Boeing Co. (The) (Aerospace & Defense)	54,645	6,825,707
CIT Group, Inc. (Banks)	131,321	6,425,537
♦Citrix Systems, Inc. (Software) (a)	107,680	6,916,286
CME Group, Inc. (Diversified Financial Services)	62,403	5,229,995
♦CVS Health Corp. (Food & Staples Retailing)	126,580	10,861,830
Ingersoll-Rand PLC (Machinery)	85,295	5,341,173
MetLife, Inc. (Insurance)	81,160	4,402,118
♦Microsoft Corp. (Software)	206,670	9,703,156
Northern Trust Corp. (Capital Markets)	78,250	5,187,975
♦Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	87,740	7,802,718
Oracle Corp. (Software)	142,610	5,568,921
Seagate Technology PLC (Technology Hardware, Storage & Peripherals)	96,310	6,051,157
Twenty-First Century Fox, Inc. Class B (Media)	130,890	4,341,621
♦UnitedHealth Group, Inc. (Health Care Providers & Services)	108,710	10,328,537

		120,527,887

Total Common Stocks (Cost $198,513,724)		216,559,795

	Principal Amount
Short-Term Investment 4.8%
Repurchase Agreement 4.8%
United States 4.8%
State Street Bank and Trust Co. 0.00%, dated 10/31/14 due 11/3/14 Proceeds at Maturity $10,967,705 (Collateralized by a Federal National Mortgage Association security with a rate of 2.08% and a maturity date of 11/2/22, with a Principal Amount of $11,690,000 and a Market Value of $11,187,236) (Capital Markets)	$10,967,705	10,967,705

Total Short-Term Investment (Cost $10,967,705)		10,967,705

Total Investments (Cost $209,481,429) (b)	99.9%	227,527,500
Other Assets, Less Liabilities	0.1	328,257
Net Assets	100.0%	$227,855,757

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2014, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2014 (continued)

(a)	Non-income producing security.

(b)	As of October 31, 2014, cost was $209,536,812 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$21,638,082
Gross unrealized depreciation	(3,647,394)

Net unrealized appreciation	$17,990,688

The following is a summary of the fair valuations according to the inputs used as of October 31, 2014, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$216,559,795	$—	$—	$216,559,795
Short-Term Investment
Repurchase Agreement	—	10,967,705	—	10,967,705

Total Investments in Securities	$216,559,795	$10,967,705	$—	$227,527,500

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2014, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2014, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2013	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of October 31, 2014	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at October 31, 2014 (a)
Preferred Stock
Aerospace & Defense	$32,791	$—	$—	$407	$—	$(33,198)	$—	$—	$—	$—

Total	$32,791	$—	$—	$407	$—	$(33,198)	$—	$—	$—	$—

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

12	MainStay Epoch Global Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of MainStay Epoch Global Choice Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Aerospace & Defense	$20,230,469	8.9%
Banks	11,244,353	4.9
Beverages	8,460,002	3.7
Capital Markets	16,155,680	7.1
Containers & Packaging	4,292,003	1.9
Diversified Financial Services	5,229,995	2.3
Food & Staples Retailing	10,861,830	4.8
Health Care Providers & Services	16,130,780	7.1
Hotels, Restaurants & Leisure	3,886,901	1.7
Household Products	4,438,859	1.9
Insurance	15,201,048	6.7
Machinery	11,367,421	5.0
Media	11,197,113	4.9
Oil, Gas & Consumable Fuels	7,802,718	3.4
Pharmaceuticals	18,964,513	8.3
Road & Rail	4,742,057	2.1
Semiconductors & Semiconductor Equipment	9,735,786	4.3
Software	28,751,098	12.6
Technology Hardware, Storage & Peripherals	14,294,257	6.3
Tobacco	4,540,617	2.0

	227,527,500	99.9
Other Assets, Less Liabilities	328,257	0.1

Net Assets	$227,855,757	100.0%

†	Percentages indicated are based on Fund net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of October 31, 2014

Assets
Investment in securities, at value (identified cost $209,481,429)	$227,527,500
Cash denominated in foreign currencies (identified cost $171,718)	171,360
Receivables:
Fund shares sold	546,236
Dividends	257,559
Other assets	34,579

Total assets	228,537,234

Liabilities
Payables:
Investment securities purchased	470,089
Manager (See Note 3)	185,882
Professional fees	6,151
Shareholder communication	5,916
Transfer agent (See Note 3)	2,729
NYLIFE Distributors (See Note 3)	2,145
Custodian	1,821
Fund shares redeemed	537
Trustees	460
Accrued expenses	5,747

Total liabilities	681,477

Net assets	$227,855,757

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$11,236
Additional paid-in capital	193,783,725

193,794,961
Undistributed net investment income	1,432,423
Accumulated net realized gain (loss) on investments and foreign currency transactions	14,587,502
Net unrealized appreciation (depreciation) on investments	18,046,071
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(5,200)

Net assets	$227,855,757

Class A
Net assets applicable to outstanding shares	$4,757,077

Shares of beneficial interest outstanding	240,884

Net asset value per share outstanding	$19.75
Maximum sales charge (5.50% of offering price)	1.15

Maximum offering price per share outstanding	$20.90

Investor Class
Net assets applicable to outstanding shares	$618,154

Shares of beneficial interest outstanding	31,465

Net asset value per share outstanding	$19.65
Maximum sales charge (5.50% of offering price)	1.14

Maximum offering price per share outstanding	$20.79

Class C
Net assets applicable to outstanding shares	$1,261,205

Shares of beneficial interest outstanding	66,577

Net asset value and offering price per share outstanding	$18.94

Class I
Net assets applicable to outstanding shares	$221,219,321

Shares of beneficial interest outstanding	10,896,780

Net asset value and offering price per share outstanding	$20.30

14	MainStay Epoch Global Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2014

Investment Income (Loss)
Income
Dividends (a)	$4,009,855

Expenses
Manager (See Note 3)	2,124,166
Registration	63,964
Professional fees	53,199
Distribution/Service—Class A (See Note 3)	13,800
Distribution/Service—Investor Class (See Note 3)	1,519
Distribution/Service—Class C (See Note 3)	10,755
Custodian	25,732
Transfer agent (See Note 3)	16,609
Shareholder communication	6,054
Trustees	3,754
Miscellaneous	22,184

Total expenses	2,341,736

Net investment income (loss)	1,668,119

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	14,432,381
Foreign currency transactions	(69,093)

Net realized gain (loss) on investments and foreign currency transactions	14,363,288

Net change in unrealized appreciation (depreciation) on:
Investments	(8,588,995)
Translation of other assets and liabilities in foreign currencies	(11,284)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(8,600,279)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	5,763,009

Net increase (decrease) in net assets resulting from operations	$7,431,128

(a)	Dividends recorded net of foreign withholding taxes in the amount of $154,422.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the years ended October 31, 2014 and October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,668,119	$1,164,946
Net realized gain (loss) on investments and foreign currency transactions	14,363,288	17,671,433
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(8,600,279)	17,325,523

Net increase (decrease) in net assets resulting from operations	7,431,128	36,161,902

Dividends and distributions to shareholders:
From net investment income:
Class A	(22,068)	(8,928)
Investor Class	(1,049)	(94)
Class I	(1,027,139)	(385,982)

	(1,050,256)	(395,004)

From net realized gain on investments:
Class A	(394,209)	—
Investor Class	(35,447)	—
Class C	(52,147)	—
Class I	(11,505,149)	—

	(11,986,952)	—

Total dividends and distributions to shareholders	(13,037,208)	(395,004)

Capital share transactions:
Net proceeds from sale of shares	48,432,005	77,650,089
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	12,650,915	394,174
Cost of shares redeemed	(20,971,927)	(9,219,555)

Increase (decrease) in net assets derived from capital share transactions	40,110,993	68,824,708

Net increase (decrease) in net assets	34,504,913	104,591,606

Net Assets
Beginning of year	193,350,844	88,759,238

End of year	$227,855,757	$193,350,844

Undistributed net investment income at end of year	$1,432,423	$1,042,416

16	MainStay Epoch Global Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,				January 1, 2010 through October 31,		Year ended December 31,
Class A	2014	2013	2012	2011	2010***		2009
Net asset value at beginning of period	$20.39	$16.09	$14.25	$14.24	$13.49		$10.84

Net investment income (loss) (a)	0.09	0.10	0.09	0.02	0.01		0.04
Net realized and unrealized gain (loss) on investments	0.63	4.25	1.78	0.00 ‡	0.79		2.70
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.01)	(0.01)	(0.00)‡	(0.05)		(0.01)

Total from investment operations	0.71	4.34	1.86	0.02	0.75		2.73

Less dividends and distributions:
From net investment income	(0.07)	(0.04)	(0.02)	(0.01)	—		(0.08)
From net realized gain on investments	(1.28)	—	—	—	—		—

Total dividends and distributions	(1.35)	(0.04)	(0.02)	(0.01)	—		(0.08)

Net asset value at end of period	$19.75	$20.39	$16.09	$14.25	$14.24		$13.49

Total investment return (b)	3.60%	27.01%	13.07%	0.15%	5.56	%(c)	25.17%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.47%	0.54%	0.63%	0.13%	0.11	%††	0.30%
Net expenses	1.34%	1.38%	1.48%	1.54%	1.54	%††	1.55%
Expenses (before waiver/reimbursement)	1.34%	1.38%	1.48%	1.68%	1.88	%††	1.78%
Portfolio turnover rate	101%	105%	91%	162%	151%		74%
Net assets at end of period (in 000’s)	$4,757	$6,219	$3,921	$3,432	$1,855		$2,973

***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,				January 1, 2010 through October 31,		November 16, 2009** through December 31,
Investor Class	2014	2013	2012	2011	2010***		2009
Net asset value at beginning of period	$20.31	$16.03	$14.21	$14.22	$13.49		$13.36

Net investment income (loss) (a)	0.06	0.07	0.06	(0.02)	(0.02)		0.00	‡
Net realized and unrealized gain (loss) on investments	0.61	4.22	1.77	0.01	0.80		0.18
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.01)	(0.01)	(0.00)‡	(0.05)		(0.00	)‡

Total from investment operations	0.66	4.28	1.82	(0.01)	0.73		0.18

Less dividends and distributions:
From net investment income	(0.04)	(0.00)‡	—	—	—		(0.05)
From net realized gain on investments	(1.28)	—	—	—	—		—

Total dividends and distributions	(1.32)	(0.00)‡	—	—	—		(0.05)

Net asset value at end of period	$19.65	$20.31	$16.03	$14.21	$14.22		$13.49

Total investment return (b)	3.33%	26.74%	12.81%	(0.07%)	5.41	% (c)	1.33	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.31%	0.38%	0.39%	(0.11%)	(0.17	%)††	0.03	%††
Net expenses	1.59%	1.61%	1.71%	1.76%	1.76	% ††	1.53	%††
Expenses (before waiver/reimbursement)	1.59%	1.61%	1.71%	1.90%	2.10	% ††	1.72	%††
Portfolio turnover rate	101%	105%	91%	162%	151%		74%
Net assets at end of period (in 000’s)	$618	$537	$303	$247	$119		$28

**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

18	MainStay Epoch Global Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,				January 1, 2010 through October 31,		November 16, 2009** through December 31,
Class C	2014	2013	2012	2011	2010***		2009
Net asset value at beginning of period	$19.73	$15.68	$14.01	$14.12	$13.49		$13.36

Net investment income (loss) (a)	(0.08)	(0.08)	(0.05)	(0.12)	(0.10)		(0.01)
Net realized and unrealized gain (loss) on investments	0.58	4.14	1.73	0.01	0.78		0.17
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.01)	(0.01)	(0.00)‡	(0.05)		(0.00	)‡

Total from investment operations	0.49	4.05	1.67	(0.11)	0.63		0.16

Less dividends and distributions:
From net investment income	—	—	—	—	—		(0.03)
From net realized gain on investments	(1.28)	—	—	—	—		—

Total dividends and distributions	(1.28)	—	—	—	—		(0.03)

Net asset value at end of period	$18.94	$19.73	$15.68	$14.01	$14.12		$13.49

Total investment return (b)	2.53%	25.83%	11.92%	(0.78%)	4.67	% (c)	1.23	% (c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.41%)	(0.47%)	(0.36%)	(0.86%)	(0.92	%)††	(0.78	%)††
Net expenses	2.34%	2.36%	2.46%	2.51%	2.51	% ††	2.28	% ††
Expenses (before waiver/reimbursement)	2.34%	2.36%	2.46%	2.65%	2.85	% ††	2.47	% ††
Portfolio turnover rate	101%	105%	91%	162%	151%		74%
Net assets at end of period (in 000’s)	$1,261	$806	$342	$59	$38		$28

**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Year ended October 31,				January 1, 2010 through October 31,		Year ended December 31,
Class I	2014	2013	2012	2011	2010***		2009
Net asset value at beginning of period	$20.92	$16.50	$14.60	$14.59	$13.79		$11.06

Net investment income (loss) (a)	0.16	0.15	0.12	0.05	0.04		0.07
Net realized and unrealized gain (loss) on investments	0.62	4.36	1.83	0.01	0.81		2.76
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.01)	(0.01)	(0.00)‡	(0.05)		(0.01)

Total from investment operations	0.77	4.50	1.94	0.06	0.80		2.82

Less dividends and distributions:
From net investment income	(0.11)	(0.08)	(0.04)	(0.05)	—		(0.09)
From net realized gain on investments	(1.28)	—	—	—	—		—

Total dividends and distributions	(1.39)	(0.08)	(0.04)	(0.05)	—		(0.09)

Redemption fee (b)	—	—	—	—	0.00	‡	—

Net asset value at end of period	$20.30	$20.92	$16.50	$14.60	$14.59		$13.79

Total investment return (c)	3.82%	27.36%	13.33%	0.42%	5.80	%(d)	25.53%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.80%	0.80%	0.80%	0.33%	0.35	%††	0.62%
Net expenses	1.09%	1.13%	1.23%	1.29%	1.29	%††	1.29%
Expenses (before waiver/reimbursement)	1.09%	1.13%	1.23%	1.43%	1.63	%††	1.54%
Portfolio turnover rate	101%	105%	91%	162%	151%		74%
Net assets at end of period (in 000’s)	$221,219	$185,789	$84,193	$73,723	$54,695		$38,976

***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)	Total investment return is not annualized.

20	MainStay Epoch Global Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch Global Choice Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. The Fund is the successor to the Epoch U.S. All Cap Equity Fund (the “Predecessor Fund”), which was a series of a different registered investment company with different principal investment strategies and investment process, for which Epoch Investment Partners, Inc. served as investment advisor. The financial statements of the Fund reflect the historical results of the Institutional Class and Class P shares of the Predecessor Fund prior to its reorganization on November 16, 2009. Upon the completion of the reorganization, the Class I and Class A shares of the Fund assumed the performance, financial and other information of the Institutional Class and Class P shares of the Predecessor Fund, respectively. All information regarding and references to periods prior to November 16, 2009 refer to the Predecessor Fund.

The Fund currently offers four classes of shares. Investor Class and Class C shares commenced operations on November 16, 2009. Class I and Class A shares commenced operations (under former designations) on July 25, 2005 and August 15, 2006, respectively. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally

4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the full Board for its review and ratification, if appropriate, at its next regularly scheduled meeting immediately after such action.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with inves-

21

Notes to Financial Statements (continued)

ting in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The aggregate value by input level, as of October 31, 2014, for the Fund’s assets or liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Broker Dealer Quotes	• Reported Trades
• Two-sided markets	• Issuer Spreads
• Bids/Offers	• Benchmark securities
• Industry and economic events	• Reference Data (corporate actions or material event notices)
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent valuation uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. For the year ended October 31, 2014, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31,

2014, the Fund did not hold any securities that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time that foreign markets close and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds an established threshold. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of October 31, 2014, no foreign equity securities were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities.

22	MainStay Epoch Global Choice Fund

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which they invest. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the year ended October 31, 2014, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar

23

Notes to Financial Statements (continued)

equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute securities lending at any time without notice when deemed appropriate. The Fund did not have any portfolio securities on loan as of October 31, 2014.

(K)  Concentration of Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 1.00% of the Fund’s average daily net assets.

As of February 28, 2014, there is no contractual expense limitation in place with respect to the Fund. Prior to February 28, 2014, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares would not exceed 1.54% of its average daily net assets. New York Life Investments applied an equivalent waiver or reimbursement in an equal number of basis points to the other share classes. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the year ended October 31, 2014, New York Life Investments earned fees from the Fund in the amount of $2,124,166.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as

24	MainStay Epoch Global Choice Fund

designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A and Investor Class shares were $2,231 and $880, respectively, for the year ended October 31, 2014. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class C shares of $232 for the year ended October 31, 2014.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2014, were as follows:

Class A	$330
Investor Class	1,536
Class C	2,736
Class I	12,007

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2014, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$1,432,423	$14,642,885	$—	$17,985,488	$34,060,796

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and return of capital distributions received.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2014 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(227,856)	$227,856	$—

The reclassifications for the Fund are primarily due to partnership adjustments, return of capital distributions received and foreign currency gain (loss).

The tax character of distributions paid during the years ended October 31, 2014 and October 31, 2013 shown in the Statements of Changes in Net Assets was as follows:

	2014	2013
Distributions paid from:
Ordinary Income	$2,791,094	$395,004
Long-Term Capital Gain	10,246,114	—
Total	$13,037,208	$395,004

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 5, 2014, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum amount of $700,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 4, 2015, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 5, 2014, the aggregate commitment amount was $300,000,000 with an optional maximum amount of $400,000,000. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the year ended October 31, 2014.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2014, purchases and sales of securities, other than short-term securities, were $229,489 and $205,459, respectively.

25

Notes to Financial Statements (continued)

Note 8–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2014:
Shares sold	100,852	$2,007,123
Shares issued to shareholders in reinvestment of dividends and distributions	21,112	411,692
Shares redeemed	(187,779)	(3,701,387)

Net increase (decrease) in shares outstanding before conversion	(65,815)	(1,282,572)
Shares converted into Class A (See Note 1)	3,162	62,675
Shares converted from Class A (See Note 1)	(1,445)	(28,357)

Net increase (decrease)	(64,098)	$(1,248,254)

Year ended October 31, 2013:
Shares sold	103,595	$1,843,203
Shares issued to shareholders in reinvestment of dividends and distributions	519	8,581
Shares redeemed	(43,641)	(759,164)

Net increase (decrease) in shares outstanding before conversion	60,473	1,092,620
Shares converted into Class A (See Note 1)	800	16,074

Net increase (decrease)	61,273	$1,108,694

Investor Class	Shares	Amount
Year ended October 31, 2014:
Shares sold	10,693	$210,562
Shares issued to shareholders in reinvestment of dividends and distributions	1,878	36,496
Shares redeemed	(5,849)	(114,202)

Net increase (decrease) in shares outstanding before conversion	6,722	132,856
Shares converted into Investor Class (See Note 1)	1,451	28,357
Shares converted from Investor Class (See Note 1)	(3,173)	(62,675)

Net increase (decrease)	5,000	$98,538

Year ended October 31, 2013:
Shares sold	12,544	$230,403
Shares issued to shareholders in reinvestment of dividends and distributions	6	94
Shares redeemed	(4,204)	(77,426)

Net increase (decrease) in shares outstanding before conversion	8,346	153,071
Shares converted from Investor Class (See Note 1)	(804)	(16,074)

Net increase (decrease)	7,542	$136,997

Class C	Shares	Amount
Year ended October 31, 2014:
Shares sold	35,690	$678,893
Shares issued to shareholders in reinvestment of dividends and distributions	2,763	52,147
Shares redeemed	(12,710)	(243,230)

Net increase (decrease)	25,743	$487,810

Year ended October 31, 2013:
Shares sold	21,669	$391,854
Shares redeemed	(2,671)	(48,614)

Net increase (decrease)	18,998	$343,240

Class I	Shares	Amount
Year ended October 31, 2014:
Shares sold	2,253,426	$45,535,427
Shares issued to shareholders in reinvestment of dividends and distributions	607,529	12,150,580
Shares redeemed	(846,215)	(16,913,108)

Net increase (decrease)	2,014,740	$40,772,899

Year ended October 31, 2013:
Shares sold	4,202,052	$75,184,629
Shares issued to shareholders in reinvestment of dividends and distributions	22,811	385,499
Shares redeemed	(445,542)	(8,334,351)

Net increase (decrease)	3,779,321	$67,235,777

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2014, events and transactions subsequent to October 31, 2014, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

26	MainStay Epoch Global Choice Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Epoch Global Choice Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period ended October 31, 2014, the ten-month period ended October 31, 2010, and the year or period ended December 31, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Epoch Global Choice Fund of MainStay Funds Trust as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period ended October 31, 2014, the ten-month period ended October 31, 2010, and the year or period ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2014

27

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $10,246,114 as long term capital gain distributions.

For the fiscal year ended October 31, 2014, the Fund designated approximately $2,644,699 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2014, should be multiplied by 40.0% to arrive at the amount eligible for the corporate dividends received deduction.

In February 2015, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2014. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2014.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

28	MainStay Epoch Global Choice Fund

Board of Trustees and Officers (Unaudited)

The Board of Trustees oversees the actions of the MainStay Group of Funds (which is comprised of Funds that are series of the MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay DefinedTerm Municipal Opportunities Fund) (collectively the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s), and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal.

Under the Retirement Policy, a Board Member must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board Members. Information pertaining to the Board Members and officers is set forth below. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Board Members are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Board Members	John Y. Kim* 9/24/60	Indefinite; The MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008.***	Vice Chairman (since January 2014) and Chief Investment Officer (since 2011), New York Life Insurance Company; President, Investments Group—New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management Holdings LLC (since 2008); Chairman of the Board of Managers (since 2008) and Chief Executive Officer (2008 to 2013), New York Life Investment Management LLC; Member of the Board, MCF Capital Management LLC (since 2012), Private Advisors LLC (since 2010); MacKay Shields LLC and Madison Capital Funding LLC (since 2008); and Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012)	82

MainStay VP Funds Trust:
Trustee since 2008 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

29

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	82

MainStay VP Funds Trust:

Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; The MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82

MainStay VP Funds Trust:

Chairman since 2013 and Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011;

Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	82

MainStay VP Funds Trust:

Trustee since 2006 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; The MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82

MainStay VP Funds Trust:

Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

30	MainStay Epoch Global Choice Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40	Indefinite; The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (since 2008); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, University of California—San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011)	82

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 1994 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

	John A. Weisser 10/22/41	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	82

MainStay VP Funds Trust:

Trustee since 1997 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

31

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since January 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Senior Managing Director (since 2012) and Chairman of the Board (since 2008), NYLIM Service Company LLC; Senior Managing Director (since 2005) and Co-President (since January 2014), New York Life Investment Management LLC; President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012))
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, The MainStay Funds and MainStay Funds Trust (since 2014)	Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Assistant Secretary, MainStay VP Funds Trust (2010 to 2014)**, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014); Associate, Dechert LLP (2006 to 2010)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**; Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Insurance Company, New York Life Investment Management LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

32	MainStay Epoch Global Choice Fund

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Alternative

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2014 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1630856 MS360-14	MSEGC11-12/14 (NYLIM) NL240

MainStay Epoch Global Equity Yield Fund

Message from the President and Annual Report

October 31, 2014

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Message from the President

U.S. stocks saw relatively strong results for the 12 months ended October 31, 2014, with several leading U.S. stock indices recording double-digit returns. Despite geopolitical unrest and global economic uncertainty, domestic stocks benefited from accommodative central bank policies, increased merger and acquisition activity and solid corporate earnings.

In the United States, growth stocks outpaced value stocks at all capitalization levels except the very smallest, according to Russell data. Among stocks that Russell deemed defensive, however, the trend reversed, with value tending to outperform growth.

On the whole, international stocks provided disappointing performance during the 12-month reporting period, with returns for leading international stock indices ranging from nearly flat to negative. Increasing investor uncertainty about Europe, China and Japan contributed to the weakness, as did continuing tensions between Russia and Ukraine.

In Europe, slowing growth in gross domestic product (GDP) fueled deflation concerns, and remarks by the European Central Bank were not able to restore market confidence. The slowing pace of growth in China affected many countries, especially export-oriented emerging markets. Japan’s economy struggled after a consumer tax hike in April 2014 led to questions about the viability of the nation’s economic reforms.

For the most part, bond markets provided positive returns, with strong results from convertible bonds and emerging-market bonds overall. The Federal Open Market Committee kept the federal funds target rate in a range near zero throughout the reporting period. This accommodative stance benefited high-yield bonds and leveraged loans as investors searched for yield. The demand for municipal bonds remained consistently strong throughout the reporting period and municipal bond returns were strengthened as supply declined year-over-year.

If there’s anything certain about the stock and bond markets, it’s that there will always be unpredictable elements. This poses a difficult—but not insurmountable—challenge for investors. At MainStay Funds, our portfolio managers seek to prepare for the unknown by employing time-tested strategies and investment techniques as they pursue well-defined investment objectives outlined in the prospectus. Drawing on their own extensive investment experience, they pursue an appropriate balance of risk and reward for their respective Funds, no matter where the markets may move.

The report that follows shows how this approach affected your MainStay Fund during the 12 months ended October 31, 2014. We encourage you to read the report carefully and use it as you evaluate the progress of your investment portfolio. With increasing knowledge, ongoing portfolio adjustments and wise decisions along the way, you may be better able to pursue your long-range financial goals.

We thank you for choosing MainStay Funds, and we are pleased to have earned your trust. We know that with trust comes responsibility; and we will seek to honor that responsibility for as long as you invest with us.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2014

Class	Sales Charge		One Year	Five Years	Since Inception (8/2/06)	Gross Expense Ratio[2]
Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2.37 8.32%	11.73 13.00%	6.34 7.07%	1.05 1.05%
Class	Sales Charge		One Year	Five Years	Since Inception (12/27/05)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2.36 8.32%	11.74 13.01%	7.01 7.69%	1.10 1.10%
Class	Sales Charge		One Year	Five Years	Since Inception (12/27/05)	Gross Expense Ratio[2]
Class C Shares[3]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	6.52 7.52%	12.18 12.18%	6.83 6.83%	1.85 1.85%
Class	Sales Charge		One Year	Five Years	Since Inception (12/27/05)	Gross Expense Ratio[2]
Class I Shares[4]	No Sales Charge		8.60%	13.26%	7.88%	0.80%
Class	Sales Charge		One Year	Five Years	Since Inception (12/27/05)	Gross Expense Ratio[2]
Class R2 Shares[5]	No Sales Charge		8.21%	12.87%	7.50%	1.15%
Class	Sales Charge		One Year	Five Years	Since Inception (12/27/05)	Gross Expense Ratio[2]
Class R6 Shares[6]	No Sales Charge		8.69%	13.29%	7.89%	0.74%

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class and Class C shares, first offered on November 16, 2009, include the historical performance of Class I shares from December 27, 2005 through November 15, 2009, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class and Class C shares would likely have been different.
4.	Performance figures for Class I shares and Class A shares include the historical performance of the Institutional shares from December 27, 2005 and the Class P shares from August 2, 2006, respectively, of the Epoch Global Equity Shareholder Yield Fund (the predecessor to the Fund) through November 15, 2009. The Epoch Global Equity Shareholder Yield Fund was subject to a different fee structure and was advised by Epoch Investment Partners, Inc.
5.	Performance figures for Class R2 shares, first offered on February 28, 2014, include the historical performance of Class I shares from December 27, 2005 through February 27, 2014 adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R2 shares would likely have been different.
6.	Performance figures for Class R6 shares, first offered on June 17, 2013, include the historical performance of Class I shares from December 27, 2005 through June 16, 2013. Performance for Class R6 shares would likely have been different because of differences in expenses attributable to each share class.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Since Inception
MSCI World Index[7]	8.67%	11.41%	5.65%
Average Lipper Global Large-Cap Value Fund[8]	8.03	11.53	5.84

7.	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
8.	The average Lipper global large-cap value fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies both inside and outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s global large-cap floor. Global large-cap value funds typically have below-average characteristics compared to their large-cap specific subset of the MSCI World Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch Global Equity Yield Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch Global Equity Yield Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2014, to October 31, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2014, to October 31, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/14	Ending Account Value (Based on Actual Returns and Expenses) 10/31/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/14	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,002.10	$5.50	$1,019.70	$5.55

Investor Class Shares	$1,000.00	$1,002.10	$5.55	$1,019.70	$5.60

Class C Shares	$1,000.00	$998.40	$9.32	$1,015.90	$9.40

Class I Shares	$1,000.00	$1,003.40	$4.24	$1,021.00	$4.28

Class R2 Shares	$1,000.00	$1,001.60	$5.90	$1,019.30	$5.95

Class R6 Shares	$1,000.00	$1,003.80	$3.74	$1,021.50	$3.77

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.09% for Class A, 1.10% for Investor Class, 1.85% for Class C, 0.84% for Class I, 1.17% for Class R2 and 0.74% for Class R6) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Country Composition as of October 31, 2014 (Unaudited)

United States	46.8%
United Kingdom	19.4
France	8.0
Germany	5.7
Canada	4.6
Switzerland	4.1
Australia	3.6
Norway	2.3

Netherlands	2.0%
Italy	1.5
Sweden	0.7
Philippines	0.6
Other Assets, Less Liabilities	0.7

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2014 (excluding short-term investment) (Unaudited)

1.	Altria Group, Inc.

2.	Imperial Tobacco Group PLC

3.	BCE, Inc.

4.	National Grid PLC

5.	Lorillard, Inc.
6.	SSE PLC

7.	Swisscom A.G.

8.	Health Care REIT, Inc.

9.	Duke Energy Corp.

10.	Verizon Communications, Inc.

8	MainStay Epoch Global Equity Yield Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Eric Sappenfield, Michael Welhoelter, CFA, William Priest, CFA, Kera Van Valen, CFA, and John Tobin, PhD, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch Global Equity Yield Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2014?

Excluding all sales charges, MainStay Epoch Global Equity Yield Fund returned 8.32% for both Class A shares and Investor Class shares and 7.52% for Class C shares for the 12 months ended October 31, 2014. Over the same period, Class I shares returned 8.60%, Class R2 shares1 returned 8.21% and Class R6 shares returned 8.69%. For the 12 months ended October 31, 2014, all share classes except Class R6 shares underperformed the 8.67% return of the MSCI World Index,2 which is the Fund’s primary broad-based securities-market index. Over the same period, all share classes except Class C shares outperformed the 8.03% return of the average Lipper3 global large-cap value fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund had strong absolute returns for the 12 months ended October 31, 2014. The Fund consists of a diversified group of companies that continued to achieve growth in free cash flow and provide shareholders with positive returns from cash dividends, share buybacks and debt reduction. Stock selection was the most significant contributor to relative performance, while an underweight position relative to the MSCI World Index in the information technology sector was the largest detractor. (Contributions take weightings and total returns into account.) From a regional perspective, the Fund’s underweight position relative to the MSCI World Index in the United States detracted from relative performance because U.S. stocks provided strong returns.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The Fund’s returns are primarily the result of finding companies that can grow their free cash flow and are committed to returning a significant portion of that cash to shareholders. The vast majority of stocks in the Fund belong to companies that achieved this and increased their dividends during the reporting period. We believe that understanding this “slow and steady” approach is more helpful in understanding returns than parsing returns in terms of sector weights and relative returns within those sectors. That said, sector commentary may provide additional insight if it is viewed in the proper context for this strategy.

The most significant contribution to relative performance came from stock selection in the consumer staples sector. The Fund’s overweight position relative to the MSCI World Index in the utilities sector also provided a significant contribution to relative performance, as did stock selection in the energy sector.

An underweight position and stock selection in the health care sector were significant detractors from relative performance, as was an underweight position in the information technology sector, a sector which had strong returns during the reporting period.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

Among the stocks with the strongest positive contribution to absolute performance were AstraZeneca, Lockheed Martin and Altria. AstraZeneca is a London-based pure-play biopharmaceutical company focused on cardiovascular and metabolic disease, oncology, and respiratory, inflammation and autoimmunity. Shares of AstraZeneca moved higher during the reporting period because of increasing enthusiasm for the company’s near-term pipeline drugs, especially in the immuno-oncology area. AstraZeneca shares got a further boost during the reporting period when U.S. drug company Pfizer revealed that it had approached AstraZeneca to propose acquiring the company. Lockheed Martin is a global aerospace, defense, security and advanced technology company. The U.S.-based defense contractor’s stock price advanced as the company benefited from greater budgetary clarity, renewed focus on security in the face of recent international threats, and success in reducing costs. Lockheed remains focused on cost containment as margins continue to grow in spite of top-line pressures. We believe that top-line growth going forward will be driven by the F-35, which continued to add to the company’s order book. In our view, the biggest driver of this growth may be international sales. The company’s goal is to derive 20% of revenues from overseas in the next few years. The company plans to continue its history of dividends and share repurchases. Altria is a domestic tobacco producer that owns several premier tobacco brands in the United States. These brands are focused on cigarettes, smokeless tobacco and machine-made cigars. Altria continued to drive growth with disciplined cost controls and strong cigarette pricing to offset volume pressures during the reporting period. Management has remained focused on a balanced approach to market share and profitability. This approach has allowed for continued investment in the brand equity of Marlboro and the development of the eCigarette category. The fundamentals of the business have allowed Altria to

1.	See footnote on page 5 for more information on Class R2 shares.

2.	See footnote on page 6 for more information on the MSCI World Index.
3.	See footnote on page 6 for more information on Lipper Inc.

9

generate strong cash flows and consistently return cash to shareholders through a combination of growing dividends and share repurchases.

Among the stocks that detracted the most from absolute performance were Mattel, Wm Morrison Supermarkets and Diamond Offshore Drilling. Mattel, the largest toy manufacturer in the world (with products and brands including Fisher-Price, Barbie and Hot Wheels), posted disappointing results during the reporting period. The stock was under pressure as management worked through excess inventory to better position the company for the upcoming holiday season. The strong cash flows and consistent dividends continued to make Mattel an attractive investment for the Fund’s shareholder-yield strategy. Management continued to invest to further diversify the brand portfolio, and returning cash to shareholders remained a priority. Wm Morrison Supermarkets was the second-most-substantial individual detractor. Wm Morrison Supermarkets is the fourth-largest supermarket chain in the United Kingdom, and the company experienced substantial headwinds during the reporting period from a growing discount segment in the U.K. food retail market. Despite this pressure, the company continued to generate substantial free cash flow and increased its dividend 10% during the reporting period. The company also announced its intention to increase the dividend again next year, which underscored its confidence in the sustainability of the company’s operating cash flow. Diamond Offshore Drilling, a global offshore oil and gas drilling contractor, experienced a slowdown in demand during 2014 as oil majors focused on capital efficiency and cost cutting. We closed our position as questions arose about the company’s ability to maintain its dividend given the current outlook.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund made several significant purchases during the 12-month reporting period. Among the positions that we added were Potash, one of the world’s largest fertilizer companies, which produces crop nutrients including potash, nitrogen and phosphate; Targa Resources, a mid-stream energy corporation and one of the largest providers of natural gas in the United States; and Wisconsin Energy, a Midwest utility company that supplies electricity and natural gas to customers in Wisconsin and Michigan. We added positions in these companies because of their favorable shareholder-yield attributes.

Among the positions that we eliminated from the Fund were Allianz and Anheuser-Busch. Allianz is a global provider of insurance products and asset-management services. We sold our position in Allianz when our confidence in future cash flows diminished after the sudden departure of Bill Gross from PIMCO, a subsidiary of the company. While we believe that the transition to reduce key-man risk at PIMCO was well under way, the abrupt nature of the personnel change had a negative impact on the near-term visibility of future asset flows and the contributions to the parent company. Allianz has a clearly stated capital-allocation policy and a track record of paying an attractive dividend, but the uncertainty surrounding the impact on future cash flows at Allianz led us to exit the position. We sold the Fund’s position in Anheuser-Busch, the multinational beverage and brewing company and the world’s largest brewer, as the amount of expected shareholder yield was reduced by the company’s pursuit of acquisitions.

How did the Fund’s sector weightings change during the reporting period?

Sector weights are generally a function of our bottom-up stock selection process. During the reporting period, the Fund reduced exposure to the industrials, health care, consumer discretionary and information technology sectors. Exposures were increased among the remaining sectors, with the most significant increases coming in the financials, utilities, materials and consumer staples sectors.

How was the Fund positioned at the end of the reporting period?

The Fund continues to seek attractive returns through a diversified group of companies focused on generating significant free cash flow and returning it to shareholders through a combination of dividends, share repurchases and debt reduction. That stock-by-stock process often results in the Fund having a different composition than the MSCI World Index. The Index contains many companies that either lack free cash flow or use their free cash flow primarily to reinvest and make acquisitions. The composition of the Fund may also differ in terms of sector weights.

As of October 31, 2014, the Fund’s most significantly overweight positions relative to the MSCI World Index were in the utilities and telecommunication services sectors. As of the same date, the most significantly underweight positions relative to the Index were in the information technology and financials sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Epoch Global Equity Yield Fund

Portfolio of Investments October 31, 2014

	Shares	Value

Common Stocks 97.8%†
Australia 3.6%
BHP Billiton, Ltd. (Metals & Mining)	966,090	$28,871,397
Commonwealth Bank of Australia (Banks)	476,820	33,769,526
Telstra Corp., Ltd. (Diversified Telecommunication Services)	14,515,810	71,917,106
Westpac Banking Corp. (Banks)	1,274,242	38,999,948

		173,557,977

Canada 4.6%
♦BCE, Inc. (Diversified Telecommunication Services)	2,032,030	90,238,323
Potash Corporation of Saskatchewan, Inc. (Chemicals)	1,788,455	61,111,507
Rogers Communications, Inc. Class B (Wireless Telecommunication Services)	737,010	27,713,485
Shaw Communications, Inc. Class B (Media)	1,665,590	42,768,444

		221,831,759

France 8.0%
Electricite de France S.A. (Electric Utilities)	2,273,530	67,095,701
Sanofi (Pharmaceuticals)	339,386	31,327,716
SCOR SE (Insurance)	1,603,200	49,101,188
Total S.A. (Oil, Gas & Consumable Fuels)	1,334,580	79,306,587
Unibail-Rodamco SE (Real Estate Investment Trusts)	181,105	46,400,285
Vinci S.A. (Construction & Engineering)	1,234,660	70,359,571
Vivendi S.A. (Diversified Telecommunication Services) (a)	1,788,463	43,647,615

		387,238,663

Germany 5.7%
BASF S.E. (Chemicals)	593,390	52,230,938
Daimler A.G. Registered Shares (Automobiles)	726,618	56,482,125
Deutsche Post A.G. Registered (Air Freight & Logistics)	753,660	23,663,173
Deutsche Telekom A.G. (Diversified Telecommunication Services)	4,730,290	71,251,716
Muenchener Rueckversicherungs-Gesellschaft A.G. Registered (Insurance)	368,520	72,435,036

		276,062,988

Italy 1.5%
Terna S.p.A. (Electric Utilities)	14,792,760	74,483,871

Netherlands 2.0%
Royal Dutch Shell PLC, Sponsored ADR (Oil, Gas & Consumable Fuels)	959,800	68,904,042
Wolters Kluwer N.V. (Media)	993,090	26,495,210

		95,399,252

	Shares	Value

Norway 2.3%
Orkla ASA (Food Products)	4,782,360	$36,550,405
Statoil ASA (Oil, Gas & Consumable Fuels)	1,453,270	32,965,450
Yara International ASA (Chemicals)	946,280	43,449,235

		112,965,090

Philippines 0.6%
Philippine Long Distance Telephone Co., Sponsored ADR (Wireless Telecommunication Services)	420,561	29,493,943

Sweden 0.7%
Svenska Handelsbanken AB Class A (Banks)	733,770	34,988,512

Switzerland 4.1%
Nestle S.A. Registered (Food Products)	366,400	26,809,292
Novartis A.G. (Pharmaceuticals)	537,166	49,855,972
Roche Holding A.G., (Genusscheine) (Pharmaceuticals)	118,610	34,973,400
♦Swisscom A.G. (Diversified Telecommunication Services)	145,705	85,788,996

		197,427,660

United Kingdom 19.4%
AstraZeneca PLC, Sponsored ADR (Pharmaceuticals)	391,400	28,548,716
BAE Systems PLC (Aerospace & Defense)	9,785,520	71,804,447
British American Tobacco PLC (Tobacco)	1,011,860	57,414,331
Centrica PLC (Multi-Utilities)	12,419,220	60,097,774
Compass Group PLC (Hotels, Restaurants & Leisure)	2,181,941	35,113,949
Diageo PLC, Sponsored ADR (Beverages)	201,950	23,824,041
GlaxoSmithKline PLC (Pharmaceuticals)	3,287,500	74,546,545
♦Imperial Tobacco Group PLC (Tobacco)	2,132,020	92,461,191
♦National Grid PLC (Multi-Utilities)	6,060,793	89,779,902
Pearson PLC (Media)	2,117,370	39,629,748
Rio Tinto PLC (Metals & Mining)	637,090	30,284,138
Severn Trent PLC (Water Utilities)	1,070,200	34,171,510
♦SSE PLC (Electric Utilities)	3,422,860	87,554,060
Unilever PLC (Food Products)	812,000	32,655,775
United Utilities Group PLC (Water Utilities)	5,286,187	72,259,222
Vodafone Group PLC (Wireless Telecommunication Services)	25,071,495	83,141,570
WM Morrison Supermarkets PLC (Food & Staples Retailing)	11,140,840	27,588,468

		940,875,387

United States 45.3%
AbbVie, Inc. (Pharmaceuticals)	666,200	42,277,052
♦Altria Group, Inc. (Tobacco)	2,059,130	99,538,344
Ameren Corp. (Multi-Utilities)	1,809,320	76,606,609

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2014, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2014 (continued)

	Shares	Value

Common Stocks (continued)
United States (continued)
Apple, Inc. (Technology Hardware, Storage & Peripherals)	335,230	$36,204,840
Arthur J. Gallagher & Co. (Insurance)	562,180	26,815,986
AT&T, Inc. (Diversified Telecommunication Services)	2,317,245	80,732,816
Automatic Data Processing, Inc. (IT Services)	353,940	28,945,213
CenturyLink, Inc. (Diversified Telecommunication Services)	1,823,870	75,654,128
CME Group, Inc. (Diversified Financial Services)	866,160	72,592,870
Coca-Cola Co. (The) (Beverages)	647,550	27,119,394
ConocoPhillips (Oil, Gas & Consumable Fuels)	601,670	43,410,490
Corrections Corporation of America (Real Estate Investment Trusts)	1,703,040	62,637,811
Dominion Resources, Inc. (Multi-Utilities)	368,500	26,274,050
Dow Chemical Co. (The) (Chemicals)	901,560	44,537,064
♦Duke Energy Corp. (Electric Utilities)	1,020,237	83,812,470
E.I. du Pont de Nemours & Co. (Chemicals)	416,380	28,792,677
Emerson Electric Co. (Electrical Equipment)	32,860	2,105,012
Enterprise Products Partners, L.P. (Oil, Gas & Consumable Fuels)	1,057,640	39,026,916
♦Health Care REIT, Inc. (Real Estate Investment Trusts)	1,182,600	84,094,686
Johnson & Johnson (Pharmaceuticals)	283,130	30,515,751
Kimberly-Clark Corp. (Household Products)	401,805	45,914,257
Kinder Morgan Energy Partners, L.P. (Oil, Gas & Consumable Fuels)	743,290	69,720,602
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)	916,100	35,453,070
KLA-Tencor Corp. (Semiconductors & Semiconductor Equipment)	414,305	32,792,241
Lockheed Martin Corp. (Aerospace & Defense)	274,815	52,371,495
♦Lorillard, Inc. (Tobacco)	1,434,520	88,222,980
MarkWest Energy Partners, L.P. (Oil, Gas & Consumable Fuels)	441,410	30,920,770
Mattel, Inc. (Leisure Products)	1,068,110	33,186,178
McDonald’s Corp. (Hotels, Restaurants & Leisure)	295,610	27,707,525
Merck & Co., Inc. (Pharmaceuticals)	626,710	36,311,577
Microchip Technology, Inc. (Semiconductors & Semiconductor Equipment)	741,190	31,952,701
Microsoft Corp. (Software)	724,540	34,017,153
People’s United Financial, Inc. (Thrifts & Mortgage Finance)	2,134,080	31,200,250
PepsiCo., Inc. (Beverages)	303,980	29,233,757
Philip Morris International, Inc. (Tobacco)	564,270	50,225,673

	Shares	Value

United States (continued)
PPL Corp. (Electric Utilities)	2,148,680	$75,182,313
R.R. Donnelley & Sons Co. (Commercial Services & Supplies)	2,015,350	35,167,857
Regal Entertainment Group Class A (Media)	1,728,120	38,277,858
Reynolds American, Inc. (Tobacco)	1,301,280	81,863,525
Seagate Technology PLC (Technology Hardware, Storage & Peripherals)	177,478	11,150,943
Southern Co. (The) (Electric Utilities)	784,965	36,390,977
Targa Resources Partners, L.P. (Oil, Gas & Consumable Fuels)	516,310	31,536,215
TECO Energy, Inc. (Multi-Utilities)	3,087,640	60,548,620
♦Verizon Communications, Inc. (Diversified Telecommunication Services)	1,667,680	83,800,920
Waste Management, Inc. (Commercial Services & Supplies)	587,110	28,703,808
Wells Fargo & Co. (Banks)	757,850	40,234,256
Wisconsin Energy Corp. (Multi-Utilities)	647,500	32,154,850

		2,195,936,550

Total Common Stocks (Cost $4,272,083,260)		4,740,261,652

	Principal Amount
Short-Term Investment 1.5%
Repurchase Agreement 1.5%
United States 1.5%
State Street Bank and Trust Co. 0.00%, dated 10/31/14 due 11/3/14 Proceeds at Maturity $72,157,052 (Collateralized by a Federal National Mortgage Association security with a rate of 2.14% and a maturity date of 11/7/22, with a Principal Amount of $76,580,000 and a Market Value of $73,602,034 (Capital Markets)	$72,157,052	72,157,052

Total Short-Term Investment (Cost $72,157,052)		72,157,052

Total Investments (Cost $4,344,240,312) (b)	99.3%	4,812,418,704
Other Assets, Less Liabilities	0.7	32,944,656
Net Assets	100.0%	$4,845,363,360

12	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(a)	Non-income producing security.

(b)	As of October 31, 2014, cost was $4,336,348,839 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$563,886,846
Gross unrealized depreciation	(87,816,981)

Net unrealized appreciation	$476,069,865

The following abbreviation is used in the above portfolio:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of October 31, 2014, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$4,740,261,652	$—	$—	$4,740,261,652
Short-Term Investment
Repurchase Agreement	—	72,157,052	—	72,157,052

Total Investments in Securities	$4,740,261,652	$72,157,052	$—	$4,812,418,704

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2014, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2014, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2014 (continued)

The table below sets forth the diversification of MainStay Epoch Global Equity Yield Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Aerospace & Defense	$124,175,942	2.6%
Air Freight & Logistics	23,663,173	0.5
Automobiles	56,482,125	1.2
Banks	147,992,242	3.1
Beverages	80,177,192	1.7
Capital Markets	72,157,052	1.5
Chemicals	230,121,421	4.7
Commercial Services & Supplies	63,871,665	1.3
Construction & Engineering	70,359,571	1.4
Diversified Financial Services	72,592,870	1.5
Diversified Telecommunication Services	603,031,620	12.4
Electric Utilities	424,519,392	8.8
Electrical Equipment	2,105,012	0.0 ‡
Food & Staples Retailing	27,588,468	0.6
Food Products	96,015,472	2.0
Hotels, Restaurants & Leisure	62,821,474	1.3
Household Products	45,914,257	0.9
Insurance	148,352,210	3.1
IT Services	28,945,213	0.6
Leisure Products	33,186,178	0.7
Media	147,171,260	3.0
Metals & Mining	59,155,535	1.2
Multi-Utilities	345,461,805	7.1
Oil, Gas & Consumable Fuels	431,244,142	8.9
Pharmaceuticals	328,356,729	6.8
Real Estate Investment Trusts	193,132,782	4.0
Semiconductors & Semiconductor Equipment	64,744,942	1.3
Software	34,017,153	0.7
Technology Hardware, Storage & Peripherals	47,355,783	1.0
Thrifts & Mortgage Finance	31,200,250	0.6
Tobacco	469,726,044	9.7
Water Utilities	106,430,732	2.2
Wireless Telecommunication Services	140,348,998	2.9

	4,812,418,704	99.3
Other Assets, Less Liabilities	32,944,656	0.7

Net Assets	$4,845,363,360	100.0%

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

14	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2014

Assets
Investment in securities, at value (identified cost $4,344,240,312)	$4,812,418,704
Cash denominated in foreign currencies (identified cost $32,046)	31,715
Receivables:
Investment securities sold	46,004,211
Fund shares sold	15,553,129
Dividends	11,919,275
Other assets	193,644

Total assets	4,886,120,678

Liabilities
Payables:
Investment securities purchased	32,677,518
Fund shares redeemed	4,061,627
Manager (See Note 3)	2,741,866
Transfer agent (See Note 3)	659,602
NYLIFE Distributors (See Note 3)	395,747
Shareholder communication	118,284
Professional fees	41,211
Custodian	29,245
Trustees	9,416
Accrued expenses	22,802

Total liabilities	40,757,318

Net assets	$4,845,363,360

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$238,939
Additional paid-in capital	4,223,815,772

4,224,054,711
Undistributed net investment income	31,661,300
Accumulated net realized gain (loss) on investments and foreign currency transactions	121,731,512
Net unrealized appreciation (depreciation) on investments	468,178,392
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(262,555)

Net assets	$4,845,363,360

Class A
Net assets applicable to outstanding shares	$972,426,265

Shares of beneficial interest outstanding	47,894,971

Net asset value per share outstanding	$20.30
Maximum sales charge (5.50% of offering price)	1.18

Maximum offering price per share outstanding	$21.48

Investor Class
Net assets applicable to outstanding shares	$9,940,360

Shares of beneficial interest outstanding	490,267

Net asset value per share outstanding	$20.28
Maximum sales charge (5.50% of offering price)	1.18

Maximum offering price per share outstanding	$21.46

Class C
Net assets applicable to outstanding shares	$252,915,557

Shares of beneficial interest outstanding	12,534,227

Net asset value and offering price per share outstanding	$20.18

Class I
Net assets applicable to outstanding shares	$3,609,899,064

Shares of beneficial interest outstanding	178,010,555

Net asset value and offering price per share outstanding	$20.28

Class R2
Net assets applicable to outstanding shares	$26,170

Shares of beneficial interest outstanding	1,289

Net asset value and offering price per share outstanding	$20.30

Class R6
Net assets applicable to outstanding shares	$155,944

Shares of beneficial interest outstanding	7,688

Net asset value and offering price per share outstanding	$20.28

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the year ended October 31, 2014

Investment Income (Loss)
Income
Dividends (a)	$207,742,442

Expenses
Manager (See Note 3)	28,439,357
Distribution/Service—Class A (See Note 3)	2,107,614
Distribution/Service—Investor Class (See Note 3)	21,061
Distribution/Service—Class C (See Note 3)	2,182,947
Distribution/Service—Class R2 (See Note 3)	44
Transfer agent (See Note 3)	3,708,730
Shareholder communication	327,630
Custodian	324,637
Registration	324,528
Professional fees	165,304
Trustees	72,040
Shareholder service—Class R2 (See Note 3)	17
Miscellaneous	119,461

Total expenses	37,793,370

Net investment income (loss)	169,949,072

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	114,743,402
Foreign currency transactions	(1,430,341)

Net realized gain (loss) on investments and foreign currency transactions	113,313,061

Net change in unrealized appreciation (depreciation) on:
Investments	40,090,852
Translation of other assets and liabilities in foreign currencies	(297,888)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	39,792,964

Net realized and unrealized gain (loss) on investments and foreign currency transactions	153,106,025

Net increase (decrease) in net assets resulting from operations	$323,055,097

(a)	Dividends recorded net of foreign withholding taxes in the amount of $8,793,555.

16	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2014 and October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$169,949,072	$73,247,282
Net realized gain (loss) on investments and foreign currency transactions	113,313,061	104,856,243
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	39,792,964	308,016,584

Net increase (decrease) in net assets resulting from operations	323,055,097	486,120,109

Dividends and distributions to shareholders:
From net investment income:
Class A	(25,181,316)	(16,321,456)
Investor Class	(242,456)	(147,143)
Class C	(4,917,708)	(2,946,502)
Class I	(96,991,881)	(51,557,110)
Class R2	(601)	—
Class R6	(2,612)	(434)

	(127,336,574)	(70,972,645)

From net realized gain on investments:
Class A	(1,520,736)	—
Investor Class	(14,936)	—
Class C	(376,316)	—
Class I	(5,130,296)	—
Class R6	(55)	—

	(7,042,339)	—

Total dividends and distributions to shareholders	(134,378,913)	(70,972,645)

Capital share transactions:
Net proceeds from sale of shares	2,187,809,545	1,586,436,459
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	93,182,885	53,159,472
Cost of shares redeemed	(756,166,310)	(566,759,076)

Increase (decrease) in net assets derived from capital share transactions	1,524,826,120	1,072,836,855

Net increase (decrease) in net assets	1,713,502,304	1,487,984,319

Net Assets
Beginning of year	3,131,861,056	1,643,876,737

End of year	$4,845,363,360	$3,131,861,056

Undistributed (distributions in excess of) net investment income at end of year	$31,661,300	$(4,897,287)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,				January 1, 2010 through October 31,		Year ended December 31,
Class A	2014	2013	2012	2011	2010***		2009
Net asset value at beginning of period	$19.33	$16.16	$15.21	$14.73	$13.72		$11.52

Net investment income (loss)	0.82 (a)	0.56 (a)	0.50 (a)	0.50 (a)	0.36	(a)	0.44
Net realized and unrealized gain (loss) on investments	0.79	3.14	0.92	0.45	1.03		2.14
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.00)‡	(0.00)‡	(0.01)	(0.01)		(0.03)

Total from investment operations	1.60	3.70	1.42	0.94	1.38		2.55

Less dividends and distributions:
From net investment income	(0.59)	(0.53)	(0.47)	(0.46)	(0.37)		(0.35)
From net realized gain on investments	(0.04)	—	—	—	—		—

Total dividends and distributions	(0.63)	(0.53)	(0.47)	(0.46)	(0.37)		(0.35)

Redemption fee (b)	—	—	—	—	—		0.00 ‡

Net asset value at end of period	$20.30	$19.33	$16.16	$15.21	$14.73		$13.72

Total investment return (c)	8.32%	23.31%	9.40%	6.45%	10.40	%(d)	22.47%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.12%	3.18%	3.17%	3.27%	3.22	%††	3.66%
Net expenses	1.07%	1.05%	1.13%	1.19%	1.24	%††	1.21%
Expenses (before waiver/reimbursement)	1.07%	1.05%	1.13%	1.19%	1.39	%††	1.21%
Portfolio turnover rate	15%	28%	23%	28%	41%		59%
Net assets at end of period (in 000’s)	$972,426	$726,215	$404,497	$204,366	$33,559		$23,336

***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.

18	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,				January 1, 2010 through October 31,		November 16, 2009** through December 31,
Investor Class	2014	2013	2012	2011	2010***		2009
Net asset value at beginning of period	$19.31	$16.14	$15.19	$14.72	$13.72		$13.46

Net investment income (loss)	0.81 (a)	0.55 (a)	0.51 (a)	0.51 (a)	0.38	(a)	0.05
Net realized and unrealized gain (loss) on investments	0.79	3.14	0.91	0.44	1.02		0.29
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.00)‡	(0.00)‡	(0.01)	(0.01)		—

Total from investment operations	1.59	3.69	1.42	0.94	1.39		0.34

Less dividends and distributions:
From net investment income	(0.58)	(0.52)	(0.47)	(0.47)	(0.39)		(0.08)
From net realized gain on investments	(0.04)	—	—	—	—		—

Total dividends and distributions	(0.62)	(0.52)	(0.47)	(0.47)	(0.39)		(0.08)

Net asset value at end of period	$20.28	$19.31	$16.14	$15.19	$14.72		$13.72

Total investment return (b)	8.32%	23.29%	9.43%	6.41%	10.44	%(c)	2.54	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.04%	3.14%	3.22%	3.32%	3.36	%††	2.67	%††
Net expenses	1.09%	1.10%	1.13%	1.15%	1.16	%††	1.09	%††
Expenses (before waiver/reimbursement)	1.09%	1.10%	1.13%	1.15%	1.31	%††	1.09	%††
Portfolio turnover rate	15%	28%	23%	28%	41%		59%
Net assets at end of period (in 000’s)	$9,940	$7,237	$3,402	$1,406	$230		$26

**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Year ended October 31,				January 1, 2010 through October 31,		November 16, 2009** through December 31,
Class C	2014	2013	2012	2011	2010***		2009
Net asset value at beginning of period	$19.22	$16.08	$15.15	$14.68	$13.72		$13.46

Net investment income (loss)	0.65 (a)	0.42 (a)	0.38 (a)	0.38 (a)	0.27	(a)	0.03
Net realized and unrealized gain (loss) on investments	0.80	3.12	0.91	0.47	1.04		0.30
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.00)‡	(0.00)‡	(0.01)	(0.01)		—

Total from investment operations	1.44	3.54	1.29	0.84	1.30		0.33

Less dividends and distributions:
From net investment income	(0.44)	(0.40)	(0.36)	(0.37)	(0.34)		(0.07)
From net realized gain on investments	(0.04)	—	—	—	—		—

Total dividends and distributions	(0.48)	(0.40)	(0.36)	(0.37)	(0.34)		(0.07)

Net asset value at end of period	$20.18	$19.22	$16.08	$15.15	$14.68		$13.72

Total investment return (b)	7.52%	22.31%	8.65%	5.67%	9.83	%(c)	2.45	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.26%	2.39%	2.43%	2.52%	2.33	%††	1.80	%††
Net expenses	1.84%	1.85%	1.88%	1.90%	1.91	%††	1.84	%††
Expenses (before waiver/reimbursement)	1.84%	1.85%	1.88%	1.90%	2.06	%††	1.84	%††
Portfolio turnover rate	15%	28%	23%	28%	41%		59%
Net assets at end of period (in 000’s)	$252,916	$175,634	$95,301	$35,975	$6,547		$36

**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

20	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,				January 1, 2010 through October 31,		Year ended December 31,
Class I	2014	2013	2012	2011	2010***		2009
Net asset value at beginning of period	$19.31	$16.14	$15.19	$14.70	$13.70		$11.53

Net investment income (loss)	0.85 (a)	0.60 (a)	0.54 (a)	0.52 (a)	0.41	(a)	0.44
Net realized and unrealized gain (loss) on investments	0.81	3.14	0.92	0.47	1.00		2.13
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.00)‡	(0.00)‡	(0.01)	(0.01)		(0.03)

Total from investment operations	1.65	3.74	1.46	0.98	1.40		2.54

Less dividends and distributions:
From net investment income	(0.64)	(0.57)	(0.51)	(0.49)	(0.40)		(0.37)
From net realized gain on investments	(0.04)	—	—	—	—		—

Total dividends and distributions	(0.68)	(0.57)	(0.51)	(0.49)	(0.40)		(0.37)

Redemption fee (b)	—	—	—	—	—		0.00 ‡

Net asset value at end of period	$20.28	$19.31	$16.14	$15.19	$14.70		$13.70

Total investment return (c)	8.60%	23.63%	9.66%	6.76%	10.54	%(d)	22.49%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.27%	3.42%	3.46%	3.44%	3.61	%††	3.85%
Net expenses	0.82%	0.80%	0.88%	0.94%	0.99	%††	0.96%
Expenses (before waiver/reimbursement)	0.82%	0.80%	0.88%	0.94%	1.13	%††	0.96%
Portfolio turnover rate	15%	28%	23%	28%	41%		59%
Net assets at end of period (in 000’s)	$3,609,899	$2,222,748	$1,140,677	$790,679	$398,750		$383,228

***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Financial Highlights selected per share data and ratios

Class R2	February 28, 2014** through October 31, 2014
Net asset value at beginning of period	$19.85

Net investment income (loss) (a)	0.42
Net realized and unrealized gain (loss) on investments	0.51
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)

Total from investment operations	0.92

Less dividends:
From net investment income	(0.47)

Net asset value at end of period	$20.30

Total investment return (b)(c)	4.66%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.25%††
Net expenses	1.17%††
Portfolio turnover rate	15%
Net assets at end of period (in 000’s)	$26

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

Class R6	Year ended October 31, 2014	June 17, 2013** through October 31, 2013
Net asset value at beginning of period	$19.31	$18.09

Net investment income (loss) (a)	0.46	0.15
Net realized and unrealized gain (loss) on investments	1.21	1.38
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.00	)‡

Total from investment operations	1.66	1.53

Less dividends and distributions:
From net investment income	(0.65)	(0.31)
From net realized gain on investments	(0.04)	—

Total dividends and distributions	(0.69)	(0.31)

Net asset value at end of period	$20.28	$19.31

Total investment return (b)	8.69%	8.63	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.29%	2.18	%††
Net expenses	0.74%	0.74	%††
Portfolio turnover rate	15%	28%
Net assets at end of period (in 000’s)	$156	$27

**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

22	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch Global Equity Yield Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. The Fund is the successor to the Epoch Global Equity Shareholder Yield Fund (the “Predecessor Fund”), which was a series of a different registered investment company for which Epoch Investment Partners, Inc. served as investment advisor. The financial statements of the Fund reflect the historical results of the Institutional Class and Class P shares of the Predecessor Fund prior to its reorganization on November 16, 2009. Upon the completion of the reorganization, the Class I and Class A shares of the Fund assumed the performance, financial and other information of the Institutional Class and Class P shares of the Predecessor Fund, respectively. All information regarding and references to periods prior to November 16, 2009 refer to the Predecessor Fund.

The Fund currently offers six classes of shares. Investor Class and Class C shares commenced operations on November 16, 2009. Class I and Class A shares commenced operations (under former designations) on December 27, 2005 and August 2, 2006, respectively. Class R6 shares commenced operations on June 17, 2013. Class R2 shares commenced operations on February 28, 2014. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R2 and Class R6 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The six classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R2 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek a high level of income. Capital appreciation is a secondary investment objective.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification

Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the full Board for its review and ratification, if appropriate, at its next regularly scheduled meeting immediately after such action.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or

23

Notes to Financial Statements (continued)

unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The aggregate value by input level, as of October 31, 2014, for the Fund’s assets or liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Broker Dealer Quotes	• Reported Trades
• Two-sided markets	• Issuer Spreads
• Bids/Offers	• Benchmark securities
• Industry and economic events	• Reference Data (corporate actions or material event notices)
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent valuation uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. For the year ended October 31, 2014, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2014, the Fund did not hold any securities that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time that foreign markets close and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds an established threshold. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of October 31, 2014, no foreign equity securities were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

24	MainStay Epoch Global Equity Yield Fund

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which they invest. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the year ended October 31, 2014, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments.

Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets

25

Notes to Financial Statements (continued)

arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute securities lending at any time without notice when deemed appropriate. The Fund did not have any portfolio securities on loan as of October 31, 2014.

(K)  Concentration of Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(M)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.70% of the Fund’s average daily net assets.

For the year ended October 31, 2014, New York Life Investments earned fees from the Fund in the amount of $28,439,357.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York

26	MainStay Epoch Global Equity Yield Fund

Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 shares. For its services, the Manager, its affiliates or independent third party service providers are entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 shares. This is in addition to any fees paid under a distribution plan, where applicable.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A and Investor Class shares were $151,668 and $12,357, respectively, for the year ended October 31, 2014. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $2,453 and $40,976, respectively, for the year ended October 31, 2014.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2014, were as follows:

Class A	$755,664
Investor Class	9,105
Class C	235,705
Class I	2,708,240
Class R2	16

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2014, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class R2	$26,170	100%
Class R6	29,516	18.9

Note 4–Federal Income Tax

As of October 31, 2014, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$52,332,321	$99,428,627	$(91,075)	$469,638,776	$621,308,649

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, partnerships and return of capital distributions received. The other temporary differences are primarily due to foreign taxes payable.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2014 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(6,053,911)	$6,053,911	$—

The reclassifications for the Fund are primarily due to foreign currency gain (loss), partnerships, Real Estate Investment Trusts (REITs) and return of capital distributions received.

The tax character of distributions paid during the years ended October 31, 2014 and October 31, 2013 shown in the Statements of Changes in Net Assets was as follows:

	2014	2013
Distributions paid from:
Ordinary Income	$127,336,574	$70,972,645
Long-Term Capital Gain	7,042,339	—
Total	$134,378,913	$70,972,645

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

27

Notes to Financial Statements (continued)

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 5, 2014, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum amount of $700,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 4, 2015, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 5, 2014, the aggregate commitment amount was $300,000,000 with an optional maximum amount of $400,000,000. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the year ended October 31, 2014.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2014, purchases and sales of securities, other than short-term securities, were $2,169,000 and $595,187, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2014:
Shares sold	25,395,433	$503,549,792
Shares issued to shareholders in reinvestment of dividends and distributions	1,216,398	24,525,398
Shares redeemed	(16,326,480)	(330,082,835)

Net increase (decrease) in shares outstanding before conversion	10,285,351	197,992,355
Shares converted into Class A (See Note 1)	65,955	1,326,833
Shares converted from Class A (See Note 1)	(21,316)	(427,694)

Net increase (decrease)	10,329,990	$198,891,494

Year ended October 31, 2013:
Shares sold	20,019,622	$354,407,644
Shares issued to shareholders in reinvestment of dividends and distributions	862,726	15,091,630
Shares redeemed	(8,390,705)	(147,673,386)

Net increase (decrease) in shares outstanding before conversion	12,491,643	221,825,888
Shares converted into Class A (See Note 1)	52,712	941,328
Shares converted from Class A (See Note 1)	(10,356)	(191,459)

Net increase (decrease)	12,533,999	$222,575,757

Investor Class	Shares	Amount
Year ended October 31, 2014:
Shares sold	208,949	$4,181,626
Shares issued to shareholders in reinvestment of dividends and distributions	12,440	250,245
Shares redeemed	(61,246)	(1,214,656)

Net increase (decrease) in shares outstanding before conversion	160,143	3,217,215
Shares converted into Investor Class (See Note 1)	21,338	427,694
Shares converted from Investor Class (See Note 1)	(66,046)	(1,326,833)

Net increase (decrease)	115,435	$2,318,076

Year ended October 31, 2013:
Shares sold	231,902	$4,103,875
Shares issued to shareholders in reinvestment of dividends and distributions	8,051	140,894
Shares redeemed	(33,541)	(594,447)

Net increase (decrease) in shares outstanding before conversion	206,412	3,650,322
Shares converted into Investor Class (See Note 1)	10,373	191,459
Shares converted from Investor Class (See Note 1)	(52,796)	(941,328)

Net increase (decrease)	163,989	$2,900,453

Class C	Shares	Amount
Year ended October 31, 2014:
Shares sold	4,755,961	$94,617,420
Shares issued to shareholders in reinvestment of dividends and distributions	155,938	3,135,777
Shares redeemed	(1,515,208)	(30,066,330)

Net increase (decrease)	3,396,691	$67,686,867

Year ended October 31, 2013:
Shares sold	4,164,149	$73,491,230
Shares issued to shareholders in reinvestment of dividends and distributions	100,322	1,745,040
Shares redeemed	(1,055,408)	(18,274,887)

Net increase (decrease)	3,209,063	$56,961,383

Class I	Shares	Amount
Year ended October 31, 2014:
Shares sold	79,455,246	$1,585,065,358
Shares issued to shareholders in reinvestment of dividends and distributions	3,245,925	65,268,197
Shares redeemed	(19,809,801)	(394,552,819)

Net increase (decrease)	62,891,370	$1,255,780,736

Year ended October 31, 2013:
Shares sold	65,421,009	$1,154,408,710
Shares issued to shareholders in reinvestment of dividends and distributions	2,074,073	36,181,474
Shares redeemed	(23,053,500)	(400,216,356)

Net increase (decrease)	44,441,582	$790,373,828

28	MainStay Epoch Global Equity Yield Fund

Class R2	Shares	Amount
Period ended October 31, 2014 (a):
Shares sold	1,259	$25,000
Shares issued to shareholders in reinvestment of dividends and distributions	30	601

Net increase (decrease)	1,289	$25,601

Class R6	Shares	Amount
Year ended October 31, 2014:
Shares sold	18,599	$370,349
Shares issued to shareholders in reinvestment of dividends and distributions	131	2,667
Shares redeemed	(12,448)	(249,670)

Net increase (decrease)	6,282	$123,346

Period ended October 31, 2013 (b):
Shares sold	1,382	$25,000
Shares issued to shareholders in reinvestment of dividends	24	434

Net increase (decrease)	1,406	$25,434

(a)	Inception date was February 28, 2014.
(b)	Inception date was June 17, 2013.

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2014, events and transactions subsequent to October 31, 2014, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

29

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Epoch Global Equity Yield Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period ended October 31, 2014, the ten-month period ended October 31, 2010, and the year or period ended December 31, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Epoch Global Equity Yield Fund of MainStay Funds Trust as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period ended October 31, 2014, the ten-month period ended October 31, 2010, and the year or period ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2014

30	MainStay Epoch Global Equity Yield Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $7,042,339 as long term capital distribution.

For the fiscal year ended October 31, 2014, the Fund designated approximately $136,039,051 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2014, should be multiplied by 30.0% to arrive at the amount eligible for the corporate dividends received deduction.

In accordance with federal tax law, the Fund elects to provide each shareholder with their portion of the Fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund made the following designations regarding its fiscal year ended October 31, 2014:

•	The total amount of taxes paid to foreign countries was $8,702,477

•	the total amount of income sourced from foreign countries was $141,183,310

In February 2015, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2014. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2014.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at
800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

31

Board of Trustees and Officers (Unaudited)

The Board of Trustees oversees the actions of the MainStay Group of Funds (which is comprised of Funds that are series of the MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay DefinedTerm Municipal Opportunities Fund) (collectively the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s), and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal.

Under the Retirement Policy, a Board Member must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board Members. Information pertaining to the Board Members and officers is set forth below. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Board Members are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Board Members	John Y. Kim* 9/24/60	Indefinite; The MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008.***	Vice Chairman (since January 2014) and Chief Investment Officer (since 2011), New York Life Insurance Company; President, Investments Group—New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management Holdings LLC (since 2008); Chairman of the Board of Managers (since 2008) and Chief Executive Officer (2008 to 2013), New York Life Investment Management LLC; Member of the Board, MCF Capital Management LLC (since 2012), Private Advisors LLC (since 2010); MacKay Shields LLC and Madison Capital Funding LLC (since 2008); and Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012)	82

MainStay VP Funds Trust:
Trustee since 2008 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

32	MainStay Epoch Global Equity Yield Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	82

MainStay VP Funds Trust:

Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; The MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82

MainStay VP Funds Trust:

Chairman since 2013 and Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011;

Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	82

MainStay VP Funds Trust:

Trustee since 2006 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; The MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82

MainStay VP Funds Trust:

Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

33

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40	Indefinite; The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (since 2008); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, University of California—San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011)	82

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 1994 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

	John A. Weisser 10/22/41	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	82

MainStay VP Funds Trust:

Trustee since 1997 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

34	MainStay Epoch Global Equity Yield Fund

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since January 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Senior Managing Director (since 2012) and Chairman of the Board (since 2008), NYLIM Service Company LLC; Senior Managing Director (since 2005) and Co-President (since January 2014), New York Life Investment Management LLC; President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012))
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, The MainStay Funds and MainStay Funds Trust (since 2014)	Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Assistant Secretary, MainStay VP Funds Trust (2010 to 2014)**, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014); Associate, Dechert LLP (2006 to 2010)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**; Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Insurance Company, New York Life Investment Management LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

35

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Alternative

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2014 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1630857 MS360-14	MSEGEY11-12/14 (NYLIM) NL241

MainStay Epoch International Small Cap Fund

Message from the President and Annual Report

October 31, 2014

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Message from the President

U.S. stocks saw relatively strong results for the 12 months ended October 31, 2014, with several leading U.S. stock indices recording double-digit returns. Despite geopolitical unrest and global economic uncertainty, domestic stocks benefited from accommodative central bank policies, increased merger and acquisition activity and solid corporate earnings.

In the United States, growth stocks outpaced value stocks at all capitalization levels except the very smallest, according to Russell data. Among stocks that Russell deemed defensive, however, the trend reversed, with value tending to outperform growth.

On the whole, international stocks provided disappointing performance during the 12-month reporting period, with returns for leading international stock indices ranging from nearly flat to negative. Increasing investor uncertainty about Europe, China and Japan contributed to the weakness, as did continuing tensions between Russia and Ukraine.

In Europe, slowing growth in gross domestic product (GDP) fueled deflation concerns, and remarks by the European Central Bank were not able to restore market confidence. The slowing pace of growth in China affected many countries, especially export-oriented emerging markets. Japan’s economy struggled after a consumer tax hike in April 2014 led to questions about the viability of the nation’s economic reforms.

For the most part, bond markets provided positive returns, with strong results from convertible bonds and emerging-market bonds overall. The Federal Open Market Committee kept the federal funds target rate in a range near zero throughout the reporting period. This accommodative stance benefited high-yield bonds and leveraged loans as investors searched for yield. The demand for municipal bonds remained consistently strong throughout the reporting period and municipal bond returns were strengthened as supply declined year-over-year.

If there’s anything certain about the stock and bond markets, it’s that there will always be unpredictable elements. This poses a difficult—but not insurmountable—challenge for investors. At MainStay Funds, our portfolio managers seek to prepare for the unknown by employing time-tested strategies and investment techniques as they pursue well-defined investment objectives outlined in the prospectus. Drawing on their own extensive investment experience, they pursue an appropriate balance of risk and reward for their respective Funds, no matter where the markets may move.

The report that follows shows how this approach affected your MainStay Fund during the 12 months ended October 31, 2014. We encourage you to read the report carefully and use it as you evaluate the progress of your investment portfolio. With increasing knowledge, ongoing portfolio adjustments and wise decisions along the way, you may be better able to pursue your long-range financial goals.

We thank you for choosing MainStay Funds, and we are pleased to have earned your trust. We know that with trust comes responsibility; and we will seek to honor that responsibility for as long as you invest with us.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2014

Class	Year Charge		One Year	Five Years	Since Inception (8/2/06)	Gross Expense Ratio[2]
Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–12.12 –7.01%	6.09 7.30%	3.06 3.77%	1.62 1.62%
Class	Sales Charge		One Year	Five Years	Since Inception (1/25/05)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–12.29 –7.19%	5.99 7.20%	6.27 6.89%	1.81 1.81%
Class	Sales Charge		One Year	Five Years	Since Inception (1/25/05)	Gross Expense Ratio[2]
Class C Shares[3]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	–8.85 –7.94%	6.43 6.43%	6.21 6.21%	2.57 2.57%
Class	Sales Charge		One Year	Five Years	Since Inception (1/25/05)	Gross Expense Ratio[2]
Class I Shares[4]	No Sales Charge		–6.77%	7.60%	7.33%	1.37%

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class and Class C shares, first offered on November 16, 2009, include the historical performance of Class I shares from January 25, 2005 through November 15, 2009 adjusted for differences in certain expenses and fees. Unadjusted, the performance for Investor Class and Class C shares would likely have been different.
4.	Performance figures for Class I shares and Class A shares include the historical performance of the Institutional shares from January 25, 2005 and the Class P shares from August 2, 2006, respectively, of the Epoch International Small Cap Fund (the predecessor to the Fund), through November 15, 2009. The Epoch International Small Cap Fund was subject to a different fee structure and was advised by Epoch Investment Partners, Inc.

The footnotes on the next page are an integral part of the tables and graphs and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Since Inception
MSCI World Ex U.S. Small Cap Index[5]	–2.14%	8.54%	6.14%
Average Lipper International Small-/Mid-Cap Growth Fund[6]	–0.71	10.65	7.70

5.	The MSCI World Ex U.S. Small Cap Index is composed of small capitalization stocks designed to measure equity performance in global developed markets, excluding the U.S. The MSCI World Ex U.S. Small Cap Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The average Lipper international small-/mid-cap growth fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) below Lipper’s international large-cap floor. International small-/mid-cap growth funds typically have above-average characteristics compared to their mid- and small-cap-specific subset of the MSCI EAFE® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch International Small Cap Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch International Small Cap Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2014, to October 31, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2014, to October 31, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/14	Ending Account Value (Based on Actual Returns and Expenses) 10/31/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/14	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$884.00	$7.12	$1,017.60	$7.63

Investor Class Shares	$1,000.00	$882.80	$8.40	$1,016.30	$9.00

Class C Shares	$1,000.00	$879.20	$11.98	$1,012.50	$12.83

Class I Shares	$1,000.00	$885.00	$5.94	$1,018.90	$6.36

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.50% for Class A, 1.77% for Investor Class, 2.53% for Class C and 1.25% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Country Composition as of October 31, 2014 (Unaudited)

Japan	26.6%
United Kingdom	21.5
Italy	9.9
Canada	7.6
Spain	6.3
France	6.1
United States	5.6
Germany	5.4
Switzerland	3.4
Australia	2.6
Netherlands	1.8
Hong Kong	1.2

Ireland	1.2%
Republic of Korea	1.0
Brazil	0.8
Portugal	0.6
Finland	0.5
Mexico	0.4
New Zealand	0.4
Norway	0.4
Singapore	0.2
Sweden	0.2
Other Assets, Less Liabilities	–3.7

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2014 (excluding short-term investment) (Unaudited)

1.	Ashtead Group PLC
2.	Altran Technologies S.A.
3.	Temenos Group A.G. Registered
4.	Azimut Holding S.p.A.
5.	CCL Industries, Inc. Class B
6.	Playtech PLC
7.	Thomas Cook Group PLC
8.	Liberbank S.A.
9.	ProSiebenSat.1 Media A.G.
10.	Intermediate Capital Group PLC

8	MainStay Epoch International Small Cap Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Eric Citerne, CFA, Michael Welhoelter, CFA, and John Morgan of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch International Small Cap Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2014?

Excluding all sales charges, MainStay Epoch International Small Cap Fund returned –7.01% for Class A shares, –7.19% for Investor Class shares and –7.94% for Class C shares for the 12 months ended October 31, 2014. Over the same period, Class I shares returned –6.77%. For the 12 months ended October 31, 2014, all share classes underperformed the –2.14% return of the MSCI World Ex U.S. Small Cap Index,1 which is the Fund’s primary broad-based securities-market index. Over the same period, all share classes underperformed the –0.71% return of the average Lipper2 international small-/mid-cap growth fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund declined and trailed the benchmark during the 12 months ended October 31, 2014. The most significant detractor from relative performance was stock selection, particularly in the financials and consumer discretionary sectors. Stock selection in Portugal also hurt relative results. Stock selection in the materials sector helped to offset some of these losses.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

Stock selection in the financials and consumer discretionary sectors was the most significant detractor from relative performance during the reporting period, while stock selection in the materials and telecommunication services sectors provided a positive contribution. (Contributions take weightings and total returns into account.)

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

Among the top contributors was Ashtead, a construction equipment rental company. The company has started to benefit from a recovery in U.S. nonresidential construction, which we believe will continue. The company is also expanding its footprint and gaining market share at an accelerated pace. Temenos, a Switzerland-based company that provides software for the banking sector, also contributed to absolute performance.

Temenos is benefiting as banks spend more on IT systems to increase efficiency, adapt to new compliance regulations, and develop new delivery channels for their services.

Among the companies that detracted from absolute performance were Banco Espirito Santo (BES), Modern Times Group and Software AG. Portuguese bank BES, which has been eliminated from the Fund, came under pressure principally as a result of a governance crisis surrounding the founding family’s control of the company. Additionally, there were some concerns over financing transactions at BES’s holding company. Swedish broadcaster Modern Times Group suffered a setback during the reporting period because of an uncertain outlook in Ukraine. Software AG reported a sudden and abrupt slowdown in its growth division, Business Process Excellence. We liquidated the Fund’s position, as management did not offer a clear explanation for the slower growth or articulate a plan to restore growth levels.

Did the Fund make any significant purchases or sales during the reporting period?

Several positions were added to the Fund during the reporting period, including Spanish banking company Liberbank, Japan-based temporary staffing company Temp Holdings and U.K.-based recruitment firm Michael Page International. Several positions were eliminated as well, either as a result of price appreciation or a change in the core investment thesis. These companies included U.K. residential property developer Barratt Developments, Italian gaming and lottery company GTECH and Portuguese banking company BES.

How did the Fund’s sector weightings change during the reporting period?

Among the most significant changes in the Fund during the reporting period, were an increase in exposure to the industrials, information technology, materials and consumer staples sectors. We reduced exposure to the consumer discretionary, health care, energy and financials sectors. From a country perspective, we increased our exposure to Japan, Canada, and Spain, while we reduced our weights in Switzerland, Germany and the U.K., among others.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2014, the Fund’s most significantly overweight positions relative to the MSCI World Ex U.S. Small Cap Index were in the information technology and industrials sectors. As of the same date, the Fund’s most significantly underweight positions were in the financials, health care and consumer staples sectors.

1.	See footnote on page 6 for more information on the MSCI World Ex U.S. Small Cap Index.
2.	See footnote on page 6 for more information on Lipper Inc.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments October 31, 2014

	Shares	Value

Common Stocks 98.6%†
Australia 2.6%
Aristocrat Leisure, Ltd. (Hotels, Restaurants & Leisure)	220,835	$1,245,686
Flight Centre, Ltd. (Hotels, Restaurants & Leisure)	7,570	279,254
Pact Group Holdings, Ltd. (Containers & Packaging)	306,002	1,028,656
Seek, Ltd. (Professional Services)	32,300	470,985

		3,024,581

Brazil 0.5%
Raia Drogasil S.A. (Food & Staples Retailing)	61,800	560,911

Canada 7.6%
Algonquin Power & Utilities Corp. (Independent Power & Renewable Electricity Producers) (a)(b)	97,100	792,618
Algonquin Power & Utilities Corp. (Independent Power & Renewable Electricity Producers)	48,033	392,089
Black Diamond Group, Ltd. (Commercial Services & Supplies)	13,700	233,996
Calfrac Well Services, Ltd. (Energy Equipment & Services)	91,000	1,090,014
Capstone Mining Corp. (Metals & Mining) (c)	339,560	635,705
♦CCL Industries, Inc. Class B (Containers & Packaging)	20,990	2,122,000
Legacy Oil + Gas, Inc. (Oil, Gas & Consumable Fuels) (c)	72,640	295,832
MacDonald Dettwiler & Associates, Ltd. (Aerospace & Defense)	15,300	1,166,658
Surge Energy, Inc. (Oil, Gas & Consumable Fuels)	177,400	983,763
Whitecap Resources, Inc. (Oil, Gas & Consumable Fuels)	79,600	1,030,446

		8,743,121

Finland 0.5%
Cargotec Oyj Class B (Machinery)	18,300	550,842

France 6.1%
Alcatel-Lucent (Communications Equipment) (c)	338,166	1,037,396
Alten, Ltd. (IT Services)	20,860	891,921
♦Altran Technologies S.A. (IT Services)	265,640	2,608,168
Eurofins Scientific (Life Sciences Tools & Services)	2,470	624,163
Havas S.A. (Media)	130,534	1,055,083
IPSOS (Media)	16,480	427,391

	Shares	Value

France (continued)
Saft Groupe S.A. (Electrical Equipment)	9,846	$292,423

		6,936,545

Germany 5.4%
Duerr A.G. (Machinery)	11,150	780,650
Hamburger Hafen und Logistik A.G. (Transportation Infrastructure)	16,425	359,482
KION Group A.G. (Machinery)	28,830	1,048,444
Krones A.G. (Machinery)	8,900	852,427
Morphosys A.G. (Life Sciences Tools & Services) (c)	14,700	1,395,046
♦ProSiebenSat.1 Media A.G. (Media)	41,840	1,685,944

		6,121,993

Hong Kong 1.2%
Emperor Watch & Jewellery, Ltd. (Specialty Retail)	3,730,000	170,745
Hutchison Telecommunications Hong Kong Holdings, Ltd. (Diversified Telecommunication Services)	1,030,760	410,701
Kingboard Chemical Holdings, Ltd. (Electronic Equipment, Instruments & Components)	193,184	377,642
Vitasoy International Holdings, Ltd. (Food Products)	273,930	377,242

		1,336,330

Ireland 1.2%
Kingspan Group PLC (Building Products)	41,700	652,159
Smurfit Kappa Group PLC (Containers & Packaging)	35,130	725,062

		1,377,221

Italy 9.9%
Astaldi S.p.A. (Construction & Engineering)	118,598	828,563
♦Azimut Holding S.p.A. (Capital Markets)	103,469	2,416,903
Banca Generali S.p.A. (Capital Markets)	30,083	797,324
Banca Popolare dell’Emilia Romagna S.C. (Banks) (c)	180,400	1,372,234
Banco Popolare S.C. (Banks) (c)	95,249	1,377,429
Buzzi Unicem S.p.A. (Construction Materials)	44,450	599,916
Credito Emiliano S.p.A. (Banks)	32,720	251,554
Credito Valtellinese S.C. (Banks) (c)	1,518,020	1,568,452
Danieli & Co. S.p.A. (Machinery)	40,367	728,437
Hera S.p.A (Multi-Utilities)	232,600	612,114
Mediolanum S.p.A. (Insurance)	104,527	702,751

		11,255,677

Japan 26.6%
Aida Engineering, Ltd. (Machinery)	39,700	372,171
Air Water, Inc. (Chemicals)	64,160	1,003,027
ASKUL Corp. (Internet & Catalog Retail)	22,100	449,181

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2014, excluding short-term investment. May be subject to change daily.

10	MainStay Epoch International Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Japan (continued)
Century Tokyo Leasing Corp. (Diversified Financial Services)	47,400	$1,211,111
CyberAgent, Inc. (Media)	21,600	817,271
Daicel Corp. (Chemicals)	147,000	1,669,904
Daifuku Co., Ltd. (Machinery)	69,800	787,949
Doutor Nichires Holdings Co., Ltd. (Hotels, Restaurants & Leisure)	54,800	806,449
DTS Corp. (IT Services)	51,200	1,036,079
GMO Internet, Inc. (Internet Software & Services)	80,000	650,968
Hakuhodo DY Holdings, Inc. (Media)	98,800	959,633
Horiba, Ltd. (Electronic Equipment, Instruments & Components)	35,450	1,265,564
IBJ Leasing Co., Ltd. (Diversified Financial Services)	21,200	492,418
Japan Logistics Fund, Inc. (Real Estate Investment Trusts)	247	550,404
JGC Corp. (Construction & Engineering)	20,750	520,482
Kansai Paint Co., Ltd. (Chemicals)	36,440	545,343
KYB Co., Ltd. (Auto Components)	219,000	924,158
Meitec Corp. (Professional Services)	13,600	419,533
MISUMI Group, Inc. (Trading Companies & Distributors)	28,500	875,362
Monex Group, Inc. (Capital Markets)	158,200	391,539
Nichias Corp. (Building Products)	89,000	533,247
Nifco, Inc. (Auto Components)	28,650	893,997
Nihon Kohden Corp. (Health Care Equipment & Supplies)	14,800	751,035
Nippo Corp. (Construction & Engineering)	35,000	627,866
Nippon Shokubai Co., Ltd. (Chemicals)	41,000	481,816
Nishio Rent All Co., Ltd. (Trading Companies & Distributors)	26,000	927,042
Nissin Electric Co., Ltd. (Electrical Equipment)	64,000	339,586
OBIC Business Consultants, Ltd. (Software)	10,000	298,687
OBIC Co., Ltd. (IT Services)	32,500	1,131,315
SCSK Corp. (IT Services)	45,600	1,191,101
St. Marc Holdings Co., Ltd. (Hotels, Restaurants & Leisure)	11,878	616,503
Sundrug Co., Ltd. (Food & Staples Retailing)	27,100	1,288,351
Suruga Bank, Ltd. (Banks)	76,000	1,550,109
Temp Holdings Co., Ltd. (Professional Services)	50,700	1,602,359
Tokai Rika Co., Ltd. (Auto Components)	16,700	311,327
Tokyo Ohka Kogyo Co., Ltd. (Chemicals)	27,000	748,765
TS Tech Co., Ltd. (Auto Components)	29,200	693,573
Yumeshin Holdings Co., Ltd. (Professional Services)	101,400	693,302

		30,428,527

	Shares	Value

Mexico 0.4%
Grupo Aeroportuario del Sureste S.A.B. de C.V. Class B (Transportation Infrastructure)	32,600	$439,508

Netherlands 1.8%
Aalberts Industries N.V. (Machinery)	22,730	605,145
Delta Lloyd N.V. (Insurance)	29,106	662,918
USG People N.V. (Professional Services)	75,050	751,451

		2,019,514

New Zealand 0.4%
SKYCITY Entertainment Group, Ltd. (Hotels, Restaurants & Leisure)	145,550	443,614

Norway 0.4%
SpareBank 1 SMN (Banks)	52,450	466,571

Portugal 0.6%
Mota-Engil SGPS S.A. (Construction & Engineering)	123,310	645,919

Republic of Korea 1.0%
Hana Tour Service, Inc. (Hotels, Restaurants & Leisure)	11,350	712,608
Paradise Co., Ltd. (Hotels, Restaurants & Leisure)	15,377	472,649

		1,185,257

Singapore 0.2%
M1, Ltd. (Wireless Telecommunication Services)	66,105	179,580

Spain 6.3%
Abengoa S.A. Class B (Construction & Engineering)	342,055	1,441,537
Abengoa Yield PLC (Independent Power & Renewable Electricity Producers) (c)	16,850	547,625
Carbures Europe S.A. (Construction & Engineering) (b)(c)	35,400	206,503
Fomento de Construcciones y Contratas S.A. (Construction & Engineering) (c)	16,310	299,430
Jazztel PLC (Diversified Telecommunication Services) (c)	90,043	1,437,549
♦Liberbank S.A. (Banks) (c)	2,318,900	1,976,032
Mediaset Espana Comunicacion S.A. (Media) (c)	44,370	555,522
Merlin Properties Socimi S.A. (Real Estate Investment Trusts) (c)	67,000	793,432

		7,257,630

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2014 (continued)

	Shares	Value

Common Stocks (continued)
Sweden 0.2%
BillerudKorsnas AB (Containers & Packaging)	1,598	$23,307
Modern Times Group AB Class B (Media)	7,960	245,673

		268,980

Switzerland 3.4%
EFG International A.G. (Capital Markets) (c)	23,282	241,737
Gategroup Holding A.G. (Commercial Services & Supplies) (c)	23,220	522,489
Kuoni Reisen Holding A.G. Registered (Hotels, Restaurants & Leisure) (c)	2,359	642,372
♦Temenos Group A.G. Registered (Software) (c)	69,914	2,437,889

		3,844,487

United Kingdom 21.5%
Alent PLC (Chemicals)	77,545	419,285
♦Ashtead Group PLC (Trading Companies & Distributors)	168,118	2,807,717
Babcock International Group PLC (Commercial Services & Supplies)	28,267	495,145
Bovis Homes Group PLC (Household Durables)	23,555	317,274
Catlin Group, Ltd. (Insurance)	41,600	357,028
Domino’s Pizza Group PLC (Hotels, Restaurants & Leisure)	95,950	975,437
Enquest PLC (Oil, Gas & Consumable Fuels) (c)	375,820	417,232
Halma PLC (Electronic Equipment, Instruments & Components)	93,600	932,830
Hays PLC (Professional Services)	816,050	1,609,602
Inchcape PLC (Distributors)	97,115	1,079,717
♦Intermediate Capital Group PLC (Capital Markets)	256,690	1,683,982
International Personal Finance PLC (Consumer Finance)	48,997	380,773
Lancashire Holdings, Ltd. (Insurance)	73,790	789,700
Lavendon Group PLC (Trading Companies & Distributors)	180,250	527,673
Michael Page International PLC (Professional Services)	181,720	1,129,360
Micro Focus International PLC (Software)	57,059	905,471
Moneysupermarket.com Group PLC (Internet Software & Services)	165,570	529,725
Paragon Group of Cos. PLC (Thrifts & Mortgage Finance)	91,087	526,020
♦Playtech PLC (Software)	179,530	2,027,591
Premier Oil PLC (Oil, Gas & Consumable Fuels)	275,080	1,134,878
Restaurant Group PLC (Hotels, Restaurants & Leisure)	68,850	745,093
SThree PLC (Professional Services)	76,894	381,323
Stock Spirits Group PLC (Beverages)	208,100	1,015,338

	Shares	Value

United Kingdom (continued)
Taylor Wimpey PLC (Household Durables)	314,196	$595,101
♦Thomas Cook Group PLC (Hotels, Restaurants & Leisure) (c)	1,014,800	2,016,233
Vesuvius PLC (Machinery)	117,170	798,856

		24,598,384

United States 0.8%
Scorpio Tankers, Inc. (Oil, Gas & Consumable Fuels)	101,540	886,444

Total Common Stocks (Cost $104,970,701)		112,571,636

Preferred Stock 0.3%
Brazil 0.3%
Banco ABC Brasil S.A. 4.80% (Banks)	58,100	322,869

Total Preferred Stock (Cost $358,224)		322,869

	Principal Amount
Short-Term Investment 4.8%
Repurchase Agreement 4.8%
United States 4.8%
State Street Bank and Trust Co. 0.00%, dated 10/31/14 due 11/3/14 Proceeds at Maturity $5,540,019 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 1.96% and a maturity date of 11/7/22, with a Principal Amount of $5,990,000 and a Market Value of $5,651,403) (Capital Markets)	$5,540,019	5,540,019

Total Short-Term Investment (Cost $5,540,019)		5,540,019

Total Investments (Cost $110,868,944) (d)	103.7%	118,434,524
Other Assets, Less Liabilities	(3.7)	(4,237,885)
Net Assets	100.0%	$114,196,639

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of October 31, 2014, the total market value of these securities was $999,121, which represented 0.9% of the Fund’s net assets.

(c)	Non-income producing security.

12	MainStay Epoch International Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(d)	As of October 31, 2014, cost was $113,136,382 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$14,219,054
Gross unrealized depreciation	(8,920,912)

Net unrealized appreciation	$5,298,142

The following is a summary of the fair valuations according to the inputs used as of October 31, 2014, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks (b)	$111,572,515	$792,618	$206,503	$112,571,636
Preferred Stock	322,869	—	—	322,869
Short-Term Investment
Repurchase Agreement	—	5,540,019	—	5,540,019

Total Investments in Securities	$111,895,384	$6,332,637	$206,503	$118,434,524

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $206,503 is listed under Spain in the Construction & Engineering within the Common Stocks section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2014, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2013	Accrued Discounts (Premiums)	Realized Gain (Loss)		Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of October 31, 2014	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at October 31, 2014 (a)
Common Stocks
Hong Kong	$1,443	$—	$(784,085	) (b)	$782,642	$—	$—	$—	$—	$—	$—
Spain	—	—	—		(215,413)	421,916	—	—	—	206,503	(215,413)

Total	$1,443	$—	$(784,085)		$567,229	$421,916	$—	$—	$—	$206,503	$(215,413)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(b)	Peace Mark Holdings, Ltd. were removed from the books and records on October 31, 2014.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2014 (continued)

The table below sets forth the diversification of MainStay Epoch International Small Cap Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Aerospace & Defense	$1,166,658	1.0%
Auto Components	2,823,055	2.5
Banks	8,885,250	7.8
Beverages	1,015,338	0.9
Building Products	1,185,406	1.0
Capital Markets	11,071,504	9.7
Chemicals	4,868,140	4.3
Commercial Services & Supplies	1,251,630	1.1
Communications Equipment	1,037,396	0.9
Construction & Engineering	4,570,300	4.0
Construction Materials	599,916	0.5
Consumer Finance	380,773	0.3
Containers & Packaging	3,899,025	3.4
Distributors	1,079,717	0.9
Diversified Financial Services	1,703,529	1.5
Diversified Telecommunication Services	1,848,250	1.6
Electrical Equipment	632,009	0.5
Electronic Equipment, Instruments & Components	2,576,036	2.3
Energy Equipment & Services	1,090,014	1.0
Food & Staples Retailing	1,849,262	1.6
Food Products	377,242	0.3
Health Care Equipment & Supplies	751,035	0.7
Hotels, Restaurants & Leisure	8,955,898	7.8
Household Durables	912,375	0.8
Independent Power & Renewable Electricity Producers	1,732,332	1.5
Insurance	2,512,397	2.2
Internet & Catalog Retail	449,181	0.4
Internet Software & Services	1,180,693	1.0
IT Services	6,858,584	6.0
Life Sciences Tools & Services	2,019,209	1.8
Machinery	6,524,921	5.7
Media	5,746,517	5.0
Metals & Mining	635,705	0.6
Multi-Utilities	612,114	0.5
Oil, Gas & Consumable Fuels	4,748,595	4.2
Professional Services	7,057,915	6.2
Real Estate Investment Trusts	1,343,836	1.2
Software	5,669,638	5.0
Specialty Retail	170,745	0.1
Thrifts & Mortgage Finance	526,020	0.5
Trading Companies & Distributors	5,137,794	4.5
Transportation Infrastructure	798,990	0.7
Wireless Telecommunication Services	179,580	0.2

	118,434,524	103.7
Other Assets, Less Liabilities	(4,237,885)	–3.7

Net Assets	$114,196,639	100.0%

†	Percentages indicated are based on Fund net assets.

14	MainStay Epoch International Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2014

Assets
Investment in securities, at value (identified cost $110,868,944)	$118,434,524
Cash denominated in foreign currencies (identified cost $24,596)	24,647
Cash	8,496
Receivables:
Investment securities sold	883,619
Dividends and interest	300,588
Fund shares sold	1,172
Other assets	35,682

Total assets	119,688,728

Liabilities
Payables:
Fund shares redeemed	4,271,139
Investment securities purchased	1,080,534
Manager (See Note 3)	103,572
Shareholder communication	12,055
Custodian	8,451
Professional fees	5,269
Transfer agent (See Note 3)	3,525
NYLIFE Distributors (See Note 3)	1,969
Trustees	250
Accrued expenses	5,325

Total liabilities	5,492,089

Net assets	$114,196,639

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$5,446
Additional paid-in capital	165,228,277

165,233,723
Undistributed net investment income	41,140
Accumulated net realized gain (loss) on investments and foreign currency transactions	(58,632,861)
Net unrealized appreciation (depreciation) on investments	7,565,580
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(10,943)

Net assets	$114,196,639

Class A
Net assets applicable to outstanding shares	$4,729,024

Shares of beneficial interest outstanding	232,369

Net asset value per share outstanding	$20.35
Maximum sales charge (5.50% of offering price)	1.18

Maximum offering price per share outstanding	$21.53

Investor Class
Net assets applicable to outstanding shares	$829,760

Shares of beneficial interest outstanding	40,943

Net asset value per share outstanding	$20.27
Maximum sales charge (5.50% of offering price)	1.18

Maximum offering price per share outstanding	$21.45

Class C
Net assets applicable to outstanding shares	$955,936

Shares of beneficial interest outstanding	47,911

Net asset value and offering price per share outstanding	$19.95

Class I
Net assets applicable to outstanding shares	$107,681,919

Shares of beneficial interest outstanding	5,125,185

Net asset value and offering price per share outstanding	$21.01

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the year ended October 31, 2014

Investment Income (Loss)
Income
Dividends (a)	$2,758,694
Interest	1,821

Total income	2,760,515

Expenses
Manager (See Note 3)	1,472,728
Custodian	88,094
Registration	59,263
Professional fees	53,213
Transfer agent (See Note 3)	33,190
Distribution/Service—Class A (See Note 3)	13,648
Distribution/Service—Investor Class (See Note 3)	2,340
Distribution/Service—Class C (See Note 3)	11,898
Shareholder communication	15,882
Trustees	2,382
Miscellaneous	20,793

Total expenses before waiver/reimbursement	1,773,431
Expense waiver/reimbursement from Manager (See Note 3)	(66,942)

Net expenses	1,706,489

Net investment income (loss)	1,054,026

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	11,546,174
Foreign currency transactions	(80,444)

Net realized gain (loss) on investments and foreign currency transactions	11,465,730

Net change in unrealized appreciation (depreciation) on:
Investments	(21,089,636)
Translation of other assets and liabilities in foreign currencies	(12,431)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(21,102,067)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(9,636,337)

Net increase (decrease) in net assets resulting from operations	$(8,582,311)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $225,086.

16	MainStay Epoch International Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2014 and October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,054,026	$2,009,719
Net realized gain (loss) on investments and foreign currency transactions	11,465,730	17,648,667
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(21,102,067)	14,953,487

Net increase (decrease) in net assets resulting from operations	(8,582,311)	34,611,873

Dividends to shareholders:
From net investment income:
Class A	(105,445)	(119,872)
Investor Class	(18,484)	(16,727)
Class C	(9,578)	(33,534)
Class I	(2,962,904)	(3,513,873)

Total dividends to shareholders	(3,096,411)	(3,684,006)

Capital share transactions:
Net proceeds from sale of shares	31,252,784	17,443,581
Net asset value of shares issued to shareholders in reinvestment of dividends	2,792,475	3,466,425
Cost of shares redeemed	(34,037,429)	(88,911,180)

Increase (decrease) in net assets derived from capital share transactions	7,830	(68,001,174)

Net increase (decrease) in net assets	(11,670,892)	(37,073,307)

Net Assets
Beginning of year	125,867,531	162,940,838

End of year	$114,196,639	$125,867,531

Undistributed net investment income at end of year	$41,140	$1,649,473

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,					January 1, 2010 through October 31,		Year ended December 31,
Class A	2014	2013	2012		2011	2010***		2009
Net asset value at beginning of period	$22.40	$17.80	$16.33		$18.95	$15.80		$10.98

Net investment income (loss) (a)	0.14	0.23	0.19		0.10	0.02		0.06
Net realized and unrealized gain (loss) on investments	(1.66)	4.77	1.29		(2.24)	3.14		4.76
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)	(0.01)	(0.01)		(0.03)	(0.01)		—

Total from investment operations	(1.54)	4.99	1.47		(2.17)	3.15		4.82

Less dividends:
From net investment income	(0.51)	(0.39)	—		(0.45)	—		—

Redemption fee (b)	—	—	—		—	—		0.00 ‡

Net asset value at end of period	$20.35	$22.40	$17.80		$16.33	$18.95		$15.80

Total investment return (c)	(7.01%)	28.65%	9.00%		(11.82%)	19.94	%(d)	43.90%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.62%	1.21%	1.15%		0.53%	0.12	%††	0.42%
Net expenses	1.50%	1.57%	1.61	%(e)	1.69%	1.89	%††	1.83%
Expenses (before waiver/reimbursement)	1.55%	1.62%	1.64	%(e)	1.69%	1.92	%††	1.83%
Portfolio turnover rate	54%	55%	44%		69%	41%		105%
Net assets at end of period (in 000’s)	$4,729	$4,323	$5,536		$5,261	$5,175		$2,749

***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	Net of interest expense which is less than one-tenth of a percent.

	Year ended October 31,					January 1, 2010 through October 31,		November 16, 2009** through December 31,
Investor Class	2014	2013	2012		2011	2010***		2009
Net asset value at beginning of period	$22.30	$17.75	$16.30		$18.97	$15.81		$16.11

Net investment income (loss) (a)	0.07	0.21	0.16		0.10	0.04		0.00	‡
Net realized and unrealized gain (loss) on investments	(1.62)	4.73	1.30		(2.25)	3.13		(0.30)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)	(0.01)	(0.01)		(0.03)	(0.01)		—

Total from investment operations	(1.57)	4.93	1.45		(2.18)	3.16		(0.30)

Less dividends:
From net investment income	(0.46)	(0.38)	—		(0.49)	—		—

Redemption fee (b)	—	—	—		—	—		0.00	‡

Net asset value at end of period	$20.27	$22.30	$17.75		$16.30	$18.97		$15.81

Total investment return (c)	(7.19%)	28.37%	8.90%		(11.89%)	19.99	%(d)	(1.86	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.33%	1.09%	0.99%		0.51%	0.30	%††	0.15	% ††
Net expenses	1.73%	1.76%	1.73	%(e)	1.76%	1.85	%††	1.59	% ††
Expenses (before waiver/reimbursement)	1.78%	1.81%	1.76	%(e)	1.76%	1.88	%††	1.59	% ††
Portfolio turnover rate	54%	55%	44%		69%	41%		105%
Net assets at end of period (in 000’s)	$830	$901	$780		$807	$303		$31

**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	Net of interest expense which is less than one-tenth of a percent.

18	MainStay Epoch International Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,					January 1, 2010 through October 31,		November 16, 2009** through December 31,
Class C	2014	2013	2012		2011	2010***		2009
Net asset value at beginning of period	$21.90	$17.44	$16.13		$18.84	$15.79		$16.11

Net investment income (loss) (a)	(0.04)	0.02	0.05		(0.05)	(0.04)		(0.01)
Net realized and unrealized gain (loss) on investments	(1.66)	4.71	1.27		(2.22)	3.10		(0.31)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)	(0.01)	(0.01)		(0.03)	(0.01)		—

Total from investment operations	(1.72)	4.72	1.31		(2.30)	3.05		(0.32)

Less dividends:
From net investment income	(0.23)	(0.26)	—		(0.41)	—		—

Redemption fee (b)	—	—	—		—	—		0.00	‡

Net asset value at end of period	$19.95	$21.90	$17.44		$16.13	$18.84		$15.79

Total investment return (c)	(7.94%)	27.42%	8.12%		(12.57%)	19.32	% (d)	(1.99	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.17%)	0.08%	0.30%		(0.29%)	(0.28	%)††	(0.65	%)††
Net expenses	2.48%	2.52%	2.48	%(e)	2.51%	2.60	% ††	2.34	% ††
Expenses (before waiver/reimbursement)	2.53%	2.57%	2.51	%(e)	2.51%	2.63	% ††	2.34	% ††
Portfolio turnover rate	54%	55%	44%		69%	41%		105%
Net assets at end of period (in 000’s)	$956	$916	$2,334		$2,064	$1,476		$25

**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	Net of interest expense which is less than one-tenth of a percent.

	Year ended October 31,					January 1, 2010 through October 31,		Year ended December 31,
Class I	2014	2013	2012		2011	2010***		2009
Net asset value at beginning of period	$23.11	$18.35	$16.83		$19.51	$16.24		$11.16

Net investment income (loss) (a)	0.19	0.29	0.21		0.13	0.04		0.09
Net realized and unrealized gain (loss) on investments	(1.70)	4.91	1.35		(2.29)	3.24		4.99
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)	(0.01)	(0.01)		(0.03)	(0.01)		—

Total from investment operations	(1.53)	5.19	1.55		(2.19)	3.27		5.08

Less dividends:
From net investment income	(0.57)	(0.43)	(0.03)		(0.49)	—		—

Net asset value at end of period	$21.01	$23.11	$18.35		$16.83	$19.51		$16.24

Total investment return (b)	(6.77%)	28.97%	9.26%		(11.59%)	20.14	%(c)	45.52%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.81%	1.48%	1.27%		0.69%	0.31	%††	0.67%
Net expenses	1.25%	1.32%	1.36	%(d)	1.44%	1.65	%††	1.60%
Expenses (before waiver/reimbursement)	1.30%	1.37%	1.39	%(d)	1.44%	1.67	%††	1.60%
Portfolio turnover rate	54%	55%	44%		69%	41%		105%
Net assets at end of period (in 000’s)	$107,682	$119,726	$154,291		$257,740	$178,909		$167,568

***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Net of interest expense which is less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch International Small Cap Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. The Fund is the successor to the Epoch International Small Cap Fund (the “Predecessor Fund”), which was a series of a different registered investment company for which Epoch Investment Partners, Inc. served as investment advisor. The financial statements of the Fund reflect the historical results of the Institutional Class and Class P shares of the Predecessor Fund prior to its reorganization on November 16, 2009. Upon the completion of the reorganization, the Class I and Class A shares of the Fund assumed the performance, financial and other information of the Institutional Class and Class P shares of the Predecessor Fund, respectively. All information regarding and references to periods prior to November 16, 2009 refer to the Predecessor Fund.

The Fund currently offers four classes of shares. Investor Class and Class C shares commenced operations on November 16, 2009. Class A and Class I shares commenced operations (under former designations) on August 2, 2006 and January 25, 2005, respectively. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the full Board for its review and ratification, if appropriate, at its next regularly scheduled meeting immediately after such action.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs

20	MainStay Epoch International Small Cap Fund

reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The aggregate value by input level, as of October 31, 2014, for the Fund’s assets or liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Broker Dealer Quotes	• Reported Trades
• Two-sided markets	• Issuer Spreads
• Bids/Offers	• Benchmark securities
• Industry and economic events	• Reference Data (corporate actions or material event notices)
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent valuation uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. For the year ended October 31, 2014, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2014, the Fund held securities with a value of $206,503 that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time that foreign markets close and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds an established threshold. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of October 31, 2014, no foreign equity securities were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that

21

Notes to Financial Statements (continued)

the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measure the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value. As of October 31, 2014, the Fund did not hold any illiquid securities.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which they invest. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the year ended October 31, 2014, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations.

Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine if the value, including accrued

22	MainStay Epoch International Small Cap Fund

interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. The Fund may enter into rights and warrants when securities are acquired through a corporate action. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of October 31, 2014, the Fund did not hold any rights or warrants.

(K)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the

Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute securities lending at any time without notice when deemed appropriate. The Fund did not have any portfolio securities on loan as of October 31, 2014.

(L)  Concentration of Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(M)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(N)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

23

Notes to Financial Statements (continued)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Epoch Investment Partners, Inc. (‘‘Epoch’’ or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 1.10% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 1.05%. This agreement will remain in effect until February 28, 2015, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

New York Life Investments has contractually agreed to waive fees and/ or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 1.65% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement will remain in effect until February 28, 2015, and shall renew automatically for one year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses do not exceed the following percentages: 1.85% for Investor Class and 2.60% for Class C, respectively. These voluntary waivers or reimbursements may be discontinued at any time without notice.

For the year ended October 31, 2014, New York Life Investments earned fees from the Fund in the amount of $1,472,728 and waived its fees and/or reimbursed expenses in the amount of $66,942.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments.

These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A and Investor Class shares were $4,851 and $1,090, respectively, for the year ended October 31, 2014. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $289 and $134, respectively, for the year ended October 31, 2014.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2014, were as follows:

Class A	$1,143
Investor Class	2,327
Class C	2,965
Class I	26,755

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

24	MainStay Epoch International Small Cap Fund

Note 4–Federal Income Tax

As of October 31, 2014, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$784,008	$(57,108,742)	$—	$5,287,650	$(51,037,084)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and Passive Foreign Investment Companies (PFIC) adjustments.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2014 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$434,052	$(434,052)	$—

The reclassifications for the Fund are primarily due to foreign currency gain (loss) and PFIC adjustments.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2014, for federal income tax purposes, capital loss carryforwards of $57,108,742 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2017	$57,109	$—

The Fund utilized $11,460,128 of capital loss carryforwards during the year ended October 31, 2014.

The tax character of distributions paid during the years ended October 31, 2014 and October 31, 2013 shown in the Statements of Changes in Net Assets was as follows:

	2014	2013
Distributions paid from:
Ordinary Income	$3,096,411	$3,684,006

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 5, 2014, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum amount of $700,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 4, 2015, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 5, 2014, the aggregate commitment amount was $300,000,000 with an optional maximum amount of $400,000,000. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the year ended October 31, 2014.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2014, purchases and sales of securities, other than short-term securities, were $70,210 and $72,686, respectively.

25

Notes to Financial Statements (continued)

Note 8–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2014:
Shares sold	160,021	$3,666,623
Shares issued to shareholders in reinvestment of dividends and distributions	4,806	104,525
Shares redeemed	(127,010)	(2,826,935)

Net increase (decrease) in shares outstanding before conversion	37,817	944,213
Shares converted into Class A (See Note 1)	3,419	77,122
Shares converted from Class A (See Note 1)	(1,898)	(41,364)

Net increase (decrease)	39,338	$979,971

Year ended October 31, 2013:
Shares sold	82,136	$1,611,829
Shares issued to shareholders in reinvestment of dividends and distributions	6,337	111,287
Shares redeemed	(211,922)	(4,093,515)

Net increase (decrease) in shares outstanding before conversion	(123,449)	(2,370,399)
Shares converted into Class A (See Note 1)	7,834	151,952
Shares converted from Class A (See Note 1)	(2,333)	(49,216)

Net increase (decrease)	(117,948)	$(2,267,663)

Investor Class	Shares	Amount
Year ended October 31, 2014:
Shares sold	12,237	$278,490
Shares issued to shareholders in reinvestment of dividends and distributions	850	18,445
Shares redeemed	(11,032)	(245,435)

Net increase (decrease) in shares outstanding before conversion	2,055	51,500
Shares converted into Investor Class (See Note 1)	1,904	41,364
Shares converted from Investor Class (See Note 1)	(3,429)	(77,122)

Net increase (decrease)	530	$15,742

Year ended October 31, 2013:
Shares sold	9,584	$185,440
Shares issued to shareholders in reinvestment of dividends and distributions	955	16,724
Shares redeemed	(8,561)	(162,533)

Net increase (decrease) in shares outstanding before conversion	1,978	39,631
Shares converted into Investor Class (See Note 1)	2,342	49,216
Shares converted from Investor Class (See Note 1)	(7,860)	(151,952)

Net increase (decrease)	(3,540)	$(63,105)

Class C	Shares	Amount
Year ended October 31, 2014:
Shares sold	49,205	$1,125,227
Shares issued to shareholders in reinvestment of dividends and distributions	445	9,578
Shares redeemed	(43,597)	(973,705)

Net increase (decrease)	6,053	$161,100

Year ended October 31, 2013:
Shares sold	8,869	$161,518
Shares issued to shareholders in reinvestment of dividends and distributions	1,934	33,494
Shares redeemed	(102,808)	(1,933,364)

Net increase (decrease)	(92,005)	$(1,738,352)

Class I	Shares	Amount
Year ended October 31, 2014:
Shares sold	1,134,890	$26,182,444
Shares issued to shareholders in reinvestment of dividends and distributions	118,694	2,659,927
Shares redeemed	(1,309,926)	(29,991,354)

Net increase (decrease)	(56,342)	$(1,148,983)

Year ended October 31, 2013:
Shares sold	782,357	$15,484,794
Shares issued to shareholders in reinvestment of dividends and distributions	182,794	3,304,920
Shares redeemed	(4,191,669)	(82,721,768)

Net increase (decrease)	(3,226,518)	$(63,932,054)

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2014, events and transactions subsequent to October 31, 2014, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

26	MainStay Epoch International Small Cap Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Epoch International Small Cap Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, the ten-month period ended October 31, 2010, and the year or period ended December 31, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Epoch International Small Cap Fund of MainStay Funds Trust as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, the ten-month period ended October 31, 2010, and the year or period ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2014

27

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2014, the Fund designated approximately $3,096,411 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

In accordance with federal tax law, the Fund elects to provide each shareholder with their portion of the Fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund made the following designations regarding its fiscal year ended October 31, 2014:

•	the total amount of taxes paid to foreign countries was $225,086

•	the total amount of income sourced from foreign countries was $2,983,781

In February 2015, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2014. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2014.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

28	MainStay Epoch International Small Cap Fund

Board of Trustees and Officers (Unaudited)

The Board of Trustees oversees the actions of the MainStay Group of Funds (which is comprised of Funds that are series of the MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay DefinedTerm Municipal Opportunities Fund) (collectively the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s), and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal.

Under the Retirement Policy, a Board Member must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board Members. Information pertaining to the Board Members and officers is set forth below. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Board Members are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Board Members	John Y. Kim* 9/24/60	Indefinite; The MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008.***	Vice Chairman (since January 2014) and Chief Investment Officer (since 2011), New York Life Insurance Company; President, Investments Group—New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management Holdings LLC (since 2008); Chairman of the Board of Managers (since 2008) and Chief Executive Officer (2008 to 2013), New York Life Investment Management LLC; Member of the Board, MCF Capital Management LLC (since 2012), Private Advisors LLC (since 2010); MacKay Shields LLC and Madison Capital Funding LLC (since 2008); and Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012)	82

MainStay VP Funds Trust:
Trustee since 2008 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

29

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	82

MainStay VP Funds Trust:

Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; The MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82

MainStay VP Funds Trust:

Chairman since 2013 and Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011;

Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	82

MainStay VP Funds Trust:

Trustee since 2006 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; The MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82

MainStay VP Funds Trust:

Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

30	MainStay Epoch International Small Cap Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40	Indefinite; The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (since 2008); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, University of California—San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011)	82

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 1994 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

	John A. Weisser 10/22/41	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	82

MainStay VP Funds Trust:

Trustee since 1997 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

31

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since January 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Senior Managing Director (since 2012) and Chairman of the Board (since 2008), NYLIM Service Company LLC; Senior Managing Director (since 2005) and Co-President (since January 2014), New York Life Investment Management LLC; President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012))
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, The MainStay Funds and MainStay Funds Trust (since 2014)	Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Assistant Secretary, MainStay VP Funds Trust (2010 to 2014)**, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014); Associate, Dechert LLP (2006 to 2010)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**; Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Insurance Company, New York Life Investment Management LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

32	MainStay Epoch International Small Cap Fund

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Alternative

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2014 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1630180 MS360-14	MSEISC11-12/14 (NYLIM) NL242

MainStay High Yield Municipal Bond Fund

Message from the President and Annual Report

October 31, 2014

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Message from the President

U.S. stocks saw relatively strong results for the 12 months ended October 31, 2014, with several leading U.S. stock indices recording double-digit returns. Despite geopolitical unrest and global economic uncertainty, domestic stocks benefited from accommodative central bank policies, increased merger and acquisition activity and solid corporate earnings.

In the United States, growth stocks outpaced value stocks at all capitalization levels except the very smallest, according to Russell data. Among stocks that Russell deemed defensive, however, the trend reversed, with value tending to outperform growth.

On the whole, international stocks provided disappointing performance during the 12-month reporting period, with returns for leading international stock indices ranging from nearly flat to negative. Increasing investor uncertainty about Europe, China and Japan contributed to the weakness, as did continuing tensions between Russia and Ukraine.

In Europe, slowing growth in gross domestic product (GDP) fueled deflation concerns, and remarks by the European Central Bank were not able to restore market confidence. The slowing pace of growth in China affected many countries, especially export-oriented emerging markets. Japan’s economy struggled after a consumer tax hike in April 2014 led to questions about the viability of the nation’s economic reforms.

For the most part, bond markets provided positive returns, with strong results from convertible bonds and emerging-market bonds overall. The Federal Open Market Committee kept the federal funds target rate in a range near zero throughout the reporting period. This accommodative stance benefited high-yield bonds and leveraged loans as investors searched for yield. The demand for municipal bonds remained consistently strong throughout the reporting period and municipal bond returns were strengthened as supply declined year-over-year.

If there’s anything certain about the stock and bond markets, it’s that there will always be unpredictable elements. This poses a difficult—but not insurmountable—challenge for investors. At MainStay Funds, our portfolio managers seek to prepare for the unknown by employing time-tested strategies and investment techniques as they pursue well-defined investment objectives outlined in the prospectus. Drawing on their own extensive investment experience, they pursue an appropriate balance of risk and reward for their respective Funds, no matter where the markets may move.

The report that follows shows how this approach affected your MainStay Fund during the 12 months ended October 31, 2014. We encourage you to read the report carefully and use it as you evaluate the progress of your investment portfolio. With increasing knowledge, ongoing portfolio adjustments and wise decisions along the way, you may be better able to pursue your long-range financial goals.

We thank you for choosing MainStay Funds, and we are pleased to have earned your trust. We know that with trust comes responsibility; and we will seek to honor that responsibility for as long as you invest with us.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2014

Class	Sales Charge		One Year	Since Inception (3/31/10)	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	9.44 14.59%	8.00 9.09%	0.91 0.91%
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	9.33 14.48	7.92 9.01	0.93 0.93
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	12.74 13.74	8.21 8.21	1.68 1.68
Class I Shares	No Sales Charge		14.88	9.33	0.66

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Since Inception
Barclays Municipal Bond Index[3]	7.82%	5.20%
High Yield Municipal Bond Composite Index[4]	9.64	6.80
Average Lipper High Yield Municipal Debt Fund[5]	12.01	6.62

3.	The Barclays Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. The Barclays Municipal Bond Index is the Fund’s broad-based securities market index for comparison purposes. Results assume the reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The High Yield Municipal Bond Composite Index consists of the Barclays High Yield Municipal Bond Index and the Barclays Municipal Bond Index weighted 60%/40%, respectively. The Barclays High Yield Municipal Bond
Index is made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year. The High Yield Municipal Bond Composite Index is the Fund’s secondary benchmark. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The average Lipper high yield municipal debt fund is representative of funds that typically invest 50% or more of their assets in municipal debt issues rated BBB or less. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividends and capital gains reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay High Yield Municipal Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay High Yield Municipal Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2014, to October 31, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2014, to October 31, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/14	Ending Account Value (Based on Actual Returns and Expenses) 10/31/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/14	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,063.80	$4.53	$1,020.80	$4.43

Investor Class Shares	$1,000.00	$1,063.80	$4.63	$1,020.70	$4.53

Class C Shares	$1,000.00	$1,059.80	$8.51	$1,016.90	$8.34

Class I Shares	$1,000.00	$1,065.10	$3.23	$1,022.10	$3.16

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.87% for Class A, 0.89% for Investor Class, 1.64% for Class C and 0.62% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Portfolio Composition as of October 31, 2014 (Unaudited)

California	14.8%
Puerto Rico	12.1
Texas	8.0
New York	7.4
New Jersey	6.0
Michigan	5.8
Ohio	4.1
Colorado	3.8
Pennsylvania	3.1
Guam	3.0
Illinois	2.7
Virginia	2.7
Alabama	2.2
Louisiana	2.2
District of Columbia	2.0
Indiana	2.0
Arizona	1.9
Florida	1.7
Wisconsin	1.6
Iowa	1.3
Kentucky	1.3
Multi-State	1.1
Washington	1.0
Minnesota	0.9
Missouri	0.8

New Hampshire	0.7%
Tennessee	0.7
Mississippi	0.6
Oklahoma	0.5
Oregon	0.5
Rhode Island	0.5
Alaska	0.4
Delaware	0.3
Massachusetts	0.3
U.S. Virgin Islands	0.3
Georgia	0.3
Connecticut	0.2
Maryland	0.2
Nebraska	0.2
Nevada	0.2
South Dakota	0.2
West Virginia	0.2
South Carolina	0.1
Wyoming	0.1
Utah	0.1
Vermont	0.0 ‡
Other Assets, Less Liabilities	–0.1

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of October 31, 2014 (Unaudited)

1.	Puerto Rico Infrastructure Financing Authority, Revenue Bonds (zero coupon)–5.50%, due 7/1/16–7/1/43

2.	Puerto Rico Highways & Transportation Authority, Revenue Bonds (zero coupon)–5.50%, due 7/1/15–7/1/38

3.	Golden State Tobacco Securitization Corp., Asset Backed, Revenue Bonds, 4.50%–5.75%, due 6/1/27–6/1/47

4.	Tobacco Settlement Financing Corp., Revenue Bonds, 4.625%–5.00%, due 6/1/26–6/1/41

5.	Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Senior Turbo, Revenue Bonds, 5.75%–6.00%, due 6/1/30–6/1/47
6.	New Jersey Economic Development Authority, Continental Airlines, Inc. Project, Revenue Bonds, 5.25%–5.75%, due 9/15/27–11/15/30

7.	Harris County-Houston Sports Authority, Revenue Bonds (zero coupon)–5.375%, due 11/15/15–11/15/41

8.	Guam Government, Waterworks Authority, Revenue Bonds, 5.50%–6.00%, due 7/1/25–7/1/43

9.	Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation, 4.00%–5.50%, due 7/1/16–7/1/30

10.	Detroit, Michigan Water Supply System, Revenue Bonds, 4.50%–5.25%, due 7/1/27–7/1/41

8	MainStay High Yield Municipal Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden and Scott Sprauer of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay High Yield Municipal Bond Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2014?

Excluding all sales charges, MainStay High Yield Municipal Bond Fund returned 14.59% for Class A shares, 14.48% for Investor Class shares and 13.74% for Class C shares for the 12 months ended October 31, 2014. Over the same period, Class I shares returned 14.88%. For the 12 months ended October 31, 2014, all share classes outperformed the 7.82% return of the Barclays Municipal Bond Index,1 which is the Fund’s primary broad-based securities-market index, and the 12.01% return of the average Lipper2 high yield municipal debt fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund maintained a longer-maturity, lower-rating profile than the Barclays Municipal Bond Index, which contains only investment-grade bonds. This positioning helped the Fund outperform the Index as credit spreads3 narrowed and the yield curve4 flattened. In addition, the Fund’s reentry into the Puerto Rico market (buying only monoline-insured5 credits) proved advantageous, as prices for insured Puerto Rico bonds rose during the reporting period, while prices for uninsured Puerto Rico bonds declined.

What was the Fund’s duration6 strategy during the reporting period?

The Fund’s duration is targeted to be in a neutral range relative to the municipal bonds in which the Fund can invest as outlined in its Prospectus. At the end of the reporting period, the Fund’s modified duration to worst7 was 6.1 years.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

Municipal bond price declines in the second half of 2013 were exacerbated by a diminished capital commitment by broker-dealers and banks. We believed that the situation provided an opportunity to reposition the Fund in several ways. We were able to book tax losses to offset prior realized gains. We also sought to improve the overall structure of the Fund, including coupon, maturity and call provisions. In addition, the Fund reentered the Puerto Rico market through purchases of monoline-insured bonds at discounted prices and attractive yields, which helped to increase the Fund’s monthly tax-exempt income.

During the reporting period, which market segments were the strongest positive contributors to the Fund’s performance and which market segments were particularly weak?

The Fund was positioned with a longer-maturity, lower-rating profile than the Barclays Municipal Bond Index. Overall, this strategy was a positive contributor to performance during the reporting period as credit spreads for lower-investment-grade and below-investment-grade bonds outperformed high-quality bonds. (Contributions take weightings and total returns into account.) Securities with long maturities also appreciated more than those with shorter maturities (less than 10 years) as the yield curve flattened. In particular, the Fund’s overweight exposure to credits rated BBB8 proved advantageous, as BBB-rated bonds were the best-performing subset of the municipal market during the reporting period. Finally, the Fund increased its positions in insured Puerto Rico credits and various Guam-backed bonds, which were among the Fund’s best-performing holdings.

Did the Fund make any significant purchases or sales during the reporting period?

Because the Fund remains focused on diversification and liquidity, no individual purchase or sale would be considered significant.

1.	See footnote on page 6 for more information on the Barclays Municipal Bond Index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
5.	Monoline insurance is a form of credit enhancement designed to provide bondholders with an extra measure of protection, often in the form of a credit wrap. Typically, the insurer carries a higher credit rating than the issuer of the bond.
6.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
7.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.
8.	An obligation rated ‘BBB’ by Standard & Poor’s (“S&P”) is deemed by S&P to exhibit adequate protection parameters. It is the opinion of S&P, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

9

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the sector weightings of the Fund were altered modestly, with dedicated tax increasing and health care and charter schools declining. The prevalent sectors in the Fund, such as dedicated tax, higher education, industrial development revenue/pollution control revenue, health care and tobacco, reflect our efforts to construct a reasonably well-diversified Fund and include exposure to infrequent municipal issuers with a bias toward individual security selection (as opposed to a top-down approach). The expectation is that the scarcity value9 of the Fund’s infrequent issuers may enhance the performance of those specific bonds over time.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2014, the Fund held overweight positions relative to the Barclays Municipal Bond Index in bonds with maturities of 15 years or longer. The Fund also continued to maintain an overweight position relative to the Index in credits rated both BBB and below investment-grade. As of the same date, the Fund maintained underweight positions relative to the Barclays Municipal Bond Index in securities rated AA and AAA,10 as well as bonds with maturities of less than 10 years.

9.	Scarcity value is value added to a security by desirable characteristics—such as atypical yield, unusual protective covenants or rare availability—that tend to be difficult to find in the marketplace.
10.	An obligation rated ‘AAA’ has the highest rating assigned by S&P, and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay High Yield Municipal Bond Fund

Portfolio of Investments October 31, 2014

	Principal Amount	Value

Municipal Bonds 98.8%†
Alabama 2.2%
Birmingham Jefferson Civic Center, Special Tax
Series A, Insured: AMBAC 4.125%, due 7/1/17	$200,000	$200,002
Series A, Insured: AMBAC 4.25%, due 7/1/16	245,000	245,152
Series A, Insured: AMBAC 4.50%, due 7/1/22	250,000	250,000
Series A, Insured: AMBAC 4.50%, due 7/1/23	100,000	99,498
Jefferson County, Limited General Obligation
Series A, Insured: NATL-RE 5.00%, due 4/1/21	1,250,000	1,250,050
Series A, Insured: NATL-RE 5.25%, due 4/1/17	430,000	430,533
Jefferson County, Limited Obligation School, Revenue Bonds
Series A 4.75%, due 1/1/25	650,000	646,334
Series A, Insured: AMBAC 4.75%, due 1/1/25	3,740,000	3,740,150
Series A 5.25%, due 1/1/15	760,000	764,560
Series A 5.25%, due 1/1/16	240,000	241,656
Series A 5.25%, due 1/1/17	330,000	332,277
Series A 5.50%, due 1/1/21	2,250,000	2,269,800
Jefferson County, Public Building Authority, Revenue Bonds
Insured: AMBAC 5.00%, due 4/1/15	1,510,000	1,516,840
Insured: AMBAC 5.00%, due 4/1/16	590,000	596,974
Insured: AMBAC 5.00%, due 4/1/26	4,600,000	4,198,604
Insured: AMBAC 5.125%, due 4/1/18	1,115,000	1,122,437
Insured: AMBAC 5.125%, due 4/1/21	250,000	246,700
Jefferson County, Sewer Revenue, Revenue Bonds
Senior Lien—Series A, Insured: AGM 5.50%, due 10/1/53	14,460,000	15,982,349

		34,133,916

	Principal Amount	Value

Alaska 0.4%
Northern Tobacco Securitization Corp., Tobacco Settlement, Asset-Backed, Revenue Bonds
Series A 5.00%, due 6/1/46	$8,460,000	$6,369,619

Arizona 1.9%
Arizona Health Facilities Authority, Phoenix Children’s Hospital, Revenue Bonds 5.00%, due 2/1/42	2,690,000	2,892,745
Florence Town, Inc. Industrial Development Authority, Legacy Traditional School Project, Revenue Bonds 6.00%, due 7/1/43	3,450,000	3,694,985
Maricopa County Pollution Control Corp., Revenue Bonds
Series B 0.07%, due 5/1/29 (a)	10,000,000	10,000,000
Phoenix Industrial Development Authority, Espiritu Community Development Corp., Revenue Bonds
Series A 6.25%, due 7/1/36	875,000	882,578
Phoenix Industrial Development Authority, Great Hearts Academies Project, Revenue Bonds 6.40%, due 7/1/47	1,000,000	1,076,510
Phoenix Industrial Development Authority, Revenue Bonds 6.75%, due 7/1/44	2,500,000	2,832,950
Pima County Industrial Development Authority, Edkey Charter Schools Project, Revenue Bonds 6.00%, due 7/1/33	600,000	605,064
Pima County Industrial Development Authority, Paradise Education Center Project, Revenue Bonds
Series A 5.00%, due 6/1/16	45,000	45,038
Series A 5.875%, due 6/1/33	670,000	670,469
6.10%, due 6/1/45	1,100,000	1,149,423
Pima County Industrial Development Authority, Revenue Bonds
5.375%, due 7/1/31	1,990,000	2,075,510
Series A 7.375%, due 7/1/49	3,470,000	3,590,444

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of October 31, 2014. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2014 (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Arizona (continued)
Yavapai County Industrial Development Authority, Agribusiness and Equine Center, Revenue Bonds 7.875%, due 3/1/42	$500,000	$588,215

		30,103,931

California 14.7%
Alameda Corridor Transportation Authority, Revenue Bonds
Series 1999-A, Insured: NATL-RE (zero coupon), due 10/1/35	3,440,000	1,407,029
Anaheim Public Financing Authority, Public Improvement Project, Revenue Bonds
Series A-1, Insured: NATL-RE 4.75%, due 9/1/33	12,000,000	13,007,400
Bassett Unified School District, Unlimited General Obligation
Series C, Insured: NATL-RE (zero coupon), due 8/1/41	2,050,000	539,949
Series C, Insured: NATL-RE (zero coupon), due 8/1/42	2,000,000	499,800
California County Tobacco Securitization Agency, Asset Backed, Revenue Bonds 5.65%, due 6/1/41	8,600,000	7,272,504
California County Tobacco Securitization Agency, Asset Backed, Sonoma County Corp., Revenue Bonds 5.125%, due 6/1/38	5,000,000	4,049,550
California Municipal Finance Authority, Community Hospitals Center, Revenue Bonds 5.50%, due 2/1/39	1,640,000	1,770,413
California Municipal Finance Authority, Mobile Senior Caritas Affordable Housing, Revenue Bonds
Series A 5.25%, due 8/15/49	5,500,000	6,023,875
California Municipal Finance Authority, Southwestern Law School, Revenue Bonds 6.50%, due 11/1/41	1,000,000	1,241,980
California Municipal Finance Authority, University of La Verne, Revenue Bonds
Series A 6.25%, due 6/1/40	500,000	585,030
California School Finance Authority, Classical Academies Project, Revenue Bonds
Series A-1 7.375%, due 10/1/43	1,000,000	1,151,180

	Principal Amount	Value

California (continued)
California State Municipal Finance Authority, Partnerships Uplift Community Project, Revenue Bonds
Series A 5.30%, due 8/1/47	$1,525,000	$1,589,446
California State Public Works Board, Capital Project, Revenue Bonds
Series I-1 6.625%, due 11/1/34	730,000	733,409
California Statewide Communities Development Authority, Aspire Public Schools, Revenue Bonds
5.20%, due 7/1/20	20,000	20,914
6.00%, due 7/1/40	2,490,000	2,558,276
6.375%, due 7/1/45	2,980,000	3,097,382
California Statewide Communities Development Authority, California Baptist University, Revenue Bonds
Series A 6.375%, due 11/1/43	3,535,000	4,000,984
7.50%, due 11/1/41	1,000,000	1,181,730
California Statewide Communities Development Authority, Inland Regional Center Project, Revenue Bonds 5.375%, due 12/1/37	5,000,000	5,232,100
California Statewide Communities Development Authority, Lancer Plaza Project, Revenue Bonds
5.125%, due 11/1/23	500,000	536,885
5.625%, due 11/1/33	680,000	722,656
5.875%, due 11/1/43	435,000	461,183
California Statewide Communities Development Authority, Sonoma Country Day School, Revenue Bonds 4.375%, due 7/1/29	8,100,000	6,011,496
Cathedral City Public Financing Authority, Tax Allocation
Series A, Insured: NATL-RE (zero coupon), due 8/1/23	925,000	675,009
Series A, Insured: NATL-RE (zero coupon), due 8/1/26	1,085,000	645,043
Ceres Unified School District, Unlimited General Obligation
Series A (zero coupon), due 8/1/45	7,400,000	966,440
Contra Costa County Public Financing Authority, Contra Costa Centre Project, Tax Allocation
Series A, Insured: RADIAN 4.375%, due 8/1/21	250,000	239,050

12	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
California (continued)
Davis Redevelopment Agency, Davis Redevelopment Project, Tax Allocation
Series A 7.00%, due 12/1/36	$1,375,000	$1,722,091
Fontana Unified School District, Unlimited General Obligation
Series C (zero coupon), due 8/1/38	10,000,000	2,957,700
Series C (zero coupon), due 8/1/39	17,900,000	4,967,608
Series C (zero coupon), due 8/1/43	16,000,000	3,474,880
Series C (zero coupon), due 8/1/44	8,000,000	1,642,960
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds
Series A 6.00%, due 1/15/49	1,500,000	1,745,610
Series C 6.50%, due 1/15/43	5,000,000	5,933,150
Fresno, California Unified School District Education, Unlimited General Obligation
Series G (zero coupon), due 8/1/41	10,000,000	1,968,100
♦Golden State Tobacco Securitization Corp., Asset Backed, Revenue Bonds
Series A-1 4.50%, due 6/1/27	18,595,000	17,468,701
Series A, Insured: AGC 5.00%, due 6/1/45	28,370,000	29,071,023
Series A-1 5.125%, due 6/1/47	5,350,000	3,999,232
Series A-2 5.30%, due 6/1/37	5,000,000	3,975,900
Series A-1 5.75%, due 6/1/47	6,000,000	4,905,420
Hayward Unified School District, Unlimited General Obligation
Series A, Insured: AGM (zero coupon), due 8/1/37	6,135,000	1,462,645
Lancaster Financing Authority, Lancaster Residential Project 5 & 6, Tax Allocation Insured: AMBAC 5.00%, due 2/1/16	325,000	327,561
Lemoore Redevelopment Agency, Lemoore Redevelopment Project, Tax Allocation 7.375%, due 8/1/40	1,000,000	1,090,550

	Principal Amount	Value

California (continued)
Mendocino-Lake Community College District, Unlimited General Obligation
Series B, Insured: AGM (zero coupon), due 8/1/39	$8,400,000	$1,762,488
Series B, Insured: AGM (zero coupon), due 8/1/51	40,000,000	3,070,800
Oakley Redevelopment Agency, Revenue Bonds
Series A, Insured: AMBAC 5.00%, due 9/1/33	100,000	101,584
Riverside County Transportation Commission, Senior Lien, Revenue Bonds
Series A 5.75%, due 6/1/48	1,480,000	1,683,707
Rohnerville California School District, Unlimited General Obligation
Series B, Insured: AGM (zero coupon), due 8/1/42	1,000,000	284,230
Series B, Insured: AGM (zero coupon), due 8/1/47	1,000,000	209,180
San Bernardino County Redevelopment Agency, Sevaine Redevelopment Project, Tax Allocation
Series A, Insured: RADIAN 5.00%, due 9/1/25	50,000	50,582
San Buenaventura, Community Memorial Health System, Revenue Bonds 7.50%, due 12/1/41	6,150,000	7,440,700
San Francisco City and County Redevelopment Agency, Mission Bay South Redevelopment, Tax Allocation
Series D 7.00%, due 8/1/41	435,000	533,049
San Francisco City and County Redevelopment Agency, Successor Agency Community, 6-Mission Bay Public Improvements, Special Tax
Series C (zero coupon), due 8/1/37	5,015,000	1,436,948
Series C (zero coupon), due 8/1/38	2,000,000	534,700
San Joaquin Hills Transportation Corridor Agency, Revenue Bonds
Series A, Insured: NATL-RE (zero coupon), due 1/15/24	265,000	193,103
Series A, Insured: NATL-RE (zero coupon), due 1/15/25	1,710,000	1,194,914
Series A, Insured: NATL-RE (zero coupon), due 1/15/26	700,000	467,509

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2014 (continued)

	Principal Amount	Value

Municipal Bonds (continued)
California (continued)
San Joaquin Hills Transportation Corridor Agency, Revenue Bonds (continued)
Series A, Insured: NATL-RE (zero coupon), due 1/15/30	$500,000	$275,435
Series A, Insured: NATL-RE (zero coupon), due 1/15/32	1,510,000	752,901
Series A, Insured: NATL-RE (zero coupon), due 1/15/34	6,610,000	3,061,488
Series A, Insured: NATL-RE (zero coupon), due 1/15/36	13,110,000	5,415,479
Series A, Insured: NATL-RE 5.25%, due 1/15/30	6,590,000	6,618,469
Junior Lien—Series B 5.25%, due 1/15/49	1,000,000	1,043,280
Series A, Insured: NATL-RE 5.375%, due 1/15/29	2,225,000	2,236,370
San Jose Redevelopment Agency, Merged Area Redevelopment Project, Tax Allocation Insured: XLCA 4.50%, due 8/1/33	690,000	702,979
San Ysidro School District, Unlimited General Obligation Series F, Insured: AGM (zero coupon), due 8/1/49	27,410,000	2,384,944
Stockton Public Financing Authority, Parking & Capital Projects, Revenue Bonds
Insured: NATL-RE 4.25%, due 9/1/15	25,000	24,866
Insured: NATL-RE 4.80%, due 9/1/20	125,000	120,977
Insured: NATL-RE 5.125%, due 9/1/30	2,900,000	2,899,797
Insured: NATL-RE 5.25%, due 9/1/23	345,000	344,734
Insured: NATL-RE 5.25%, due 9/1/24	100,000	99,160
Insured: NATL-RE 5.25%, due 9/1/34	350,000	349,804
Insured: NATL-RE 5.375%, due 9/1/21	175,000	173,264
Stockton Public Financing Authority, Redevelopment Projects, Revenue Bonds
Series A, Insured: RADIAN 5.00%, due 9/1/23	100,000	100,097
Series A, Insured: RADIAN 5.00%, due 9/1/24	330,000	328,723
Series A, Insured: RADIAN 5.25%, due 9/1/31	150,000	148,125

	Principal Amount	Value

California (continued)
Stockton Public Financing Authority, Revenue Bonds
Series A, Insured: NATL-RE 4.00%, due 8/1/19	$50,000	$49,402
Stockton Redevelopment Agency, Stockton Events Center-Arena Project, Revenue Bonds
Insured: NATL-RE 4.00%, due 9/1/21	75,000	74,355
Insured: NATL-RE 4.125%, due 9/1/22	100,000	97,613
Insured: NATL-RE 4.25%, due 9/1/24	215,000	208,114
Insured: NATL-RE 4.25%, due 9/1/25	20,000	19,390
Insured: NATL-RE 5.00%, due 9/1/28	2,265,000	2,264,887
Insured: NATL-RE 5.00%, due 9/1/36	150,000	149,988
Stockton Unified School District, Unlimited General Obligation
Series D, Insured: AGM (zero coupon), due 8/1/42	9,080,000	3,009,566
Stockton, Wastewater Systems Project, Certificates of Participation
Series A, Insured: NATL-RE 5.20%, due 9/1/29	250,000	250,797
Stockton-East Water District, Certificates of Participation
Series B, Insured: NATL-RE (zero coupon), due 4/1/26	100,000	50,385
Series B, Insured: NATL-RE (zero coupon), due 4/1/27	140,000	66,339
Sutter Union High School District, Unlimited General Obligation
Series B (zero coupon), due 6/1/50	16,260,000	1,579,171
Tobacco Securitization Authority Northern California, Asset-Backed, Revenue Bonds
Series A-1 5.125%, due 6/1/46	13,020,000	9,798,592
Series A-1 5.375%, due 6/1/38	2,150,000	1,774,954
Series A-1 5.50%, due 6/1/45	3,785,000	2,971,566
Turlock Public Financing Authority, Tax Allocation 7.50%, due 9/1/39	500,000	628,380
West Contra Costa California Healthcare District, Certificates of Participation 6.25%, due 7/1/42	5,000,000	5,731,000

14	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
California (continued)
Westminster School District, CABS, Election 2008, Unlimited General Obligation Series B, Insured: BAM (zero coupon), due 8/1/53	$20,000,000	$1,708,000

		229,410,729

Colorado 3.8%
Bromley Park Metropolitan District No. 2, Limited General Obligation Insured: RADIAN 5.00%, due 12/1/16	25,000	25,920
Central Platte Valley Metropolitan District, Unlimited General Obligation
5.00%, due 12/1/43	1,250,000	1,264,762
Series A 5.375%, due 12/1/33	1,500,000	1,713,420
City & County of Denver CO, United Airlines Project, Revenue Bonds 5.25%, due 10/1/32 (b)	8,000,000	8,201,520
Colorado Educational & Cultural Facilities Authority, Charter School Mountain Phoenix Community, Revenue Bonds 7.00%, due 10/1/42	990,000	1,002,266
Colorado Educational & Cultural Facilities Authority, National Jewish Federation Bond, Revenue Bonds
Series C-4 0.07%, due 6/1/37 (a)	2,000,000	2,000,000
Series D-3 0.07%, due 12/1/37 (a)	2,900,000	2,900,000
Series A-12 0.07%, due 2/1/38 (a)	5,195,000	5,195,000
Series D-4 0.07%, due 5/1/38 (a)	1,300,000	1,300,000
Colorado Health Facilities Authority, Mental Health Center of Denver Project, Revenue Bonds
Series A 5.75%, due 2/1/44	4,175,000	4,680,091
Denver Convention Center Hotel Authority, Revenue Bonds
Series, Insured: XLCA 5.00%, due 12/1/35	2,550,000	2,613,087
Denver Health and Hospital Authority, Revenue Bonds
Series A 5.25%, due 12/1/45	2,750,000	3,031,572
Denver, United Airlines Project, Revenue Bonds 5.75%, due 10/1/32 (b)	3,000,000	3,116,250

	Principal Amount	Value

Colorado (continued)
E-470 Public Highway Authority, Revenue Bonds
Series B, Insured: NATL-RE (zero coupon), due 9/1/22	$5,000,000	$4,088,250
Series B, Insured: NATL-RE (zero coupon), due 9/1/25	245,000	170,520
Series B, Insured: NATL-RE (zero coupon), due 9/1/26	4,540,000	3,017,057
Series B, Insured: NATL-RE (zero coupon), due 9/1/27	735,000	400,038
Series B, Insured: NATL-RE (zero coupon), due 9/1/28	1,405,000	715,581
Series B, Insured: NATL-RE (zero coupon), due 9/1/29	4,510,000	2,572,820
Series B, Insured: NATL-RE (zero coupon), due 9/1/30	500,000	271,675
Series B, Insured: NATL-RE (zero coupon), due 9/1/35	2,245,000	833,030
Series B, Insured: NATL-RE (zero coupon), due 9/1/37	1,170,000	389,271
Series B, Insured: NATL-RE (zero coupon), due 9/1/39	515,000	153,573
(zero coupon), due 9/1/40	3,450,000	1,068,948
(zero coupon), due 9/1/41	3,925,000	1,138,054
Foothills Metropolitan District, Special Assessment 6.00%, due 12/1/38	3,000,000	3,019,920
Salida Hospital District, Revenue Bonds 5.25%, due 10/1/36	4,522,000	4,554,513

		59,437,138

Connecticut 0.2%
Connecticut, Special Obligation Parking Revenue, Bradley International Airport, Revenue Bonds
Series A, Insured: ACA 6.50%, due 7/1/18 (b)	710,000	712,627
Series A, Insured: ACA 6.60%, due 7/1/24 (b)	2,075,000	2,082,263

		2,794,890

Delaware 0.3%
Delaware State Health Facilities Authority, Nanticoke Memorial Hospital Project, Revenue Bonds 5.00%, due 7/1/32	3,725,000	3,906,296

District of Columbia 2.0%
District of Columbia, Center Strategic & International Studies, Revenue Bonds 6.625%, due 3/1/41	1,000,000	1,091,160

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2014 (continued)

	Principal Amount	Value

Municipal Bonds (continued)
District of Columbia (continued)
District of Columbia, Friendship Public Charter School, Inc., Revenue Bonds
Insured: ACA 5.00%, due 6/1/23	$3,320,000	$3,323,984
Insured: ACA 5.25%, due 6/1/33	4,120,000	4,123,625
District of Columbia, James F. Oyster Elementary School Pilot, Revenue Bonds Insured: ACA 6.25%, due 11/1/31	670,000	670,000
Metropolitan Washington Airports Authority, Revenue Bonds
(zero coupon), due 10/1/39	5,005,000	1,501,100
5.00%, due 10/1/53	18,900,000	19,796,049

		30,505,918

Florida 1.7%
Bay County Educational Facilities Revenue, Bay Haven Charter Academy, Inc., Revenue Bonds 5.00%, due 9/1/45	250,000	253,190
Bay County Educational Facilities Revenue, Bay Haven Charter, Revenue Bonds
Series A 6.00%, due 9/1/40	1,000,000	1,065,580
Capital Projects Finance Authority, Revenue Bonds
Series F-1, Insured: NATL-RE 5.00%, due 10/1/31	3,655,000	3,654,854
City of Atlantic Beach Florida, Feet Landing Project, Revenue Bonds
Series B 5.625%, due 11/15/43	1,500,000	1,655,805
City of Orlando, Tourist Development Tax Revenue, 3rd Lien, 6th Cent Contract, Revenue Bonds Insured: GTY 5.50%, due 11/1/38	3,835,000	4,041,016
Collier County Educational Facilities Authority, Marian University Project, Revenue Bonds
5.25%, due 6/1/28	2,250,000	2,391,075
6.125%, due 6/1/43	5,000,000	5,522,150
County of Osceola FL, Revenue Bonds
Second Lien—Series A 5.375%, due 10/1/47	300,000	315,135

	Principal Amount	Value

Florida (continued)
Miami Beach Health Facilities Authority, Sinai Medical Center Florida, Revenue Bonds 5.00%, due 11/15/29	$1,825,000	$2,009,982
Mid-Bay Bridge Authority, Revenue Bonds
Series A 7.25%, due 10/1/40	2,500,000	3,048,225
North Sumter County Florida Utility Dependent District, Revenue Bonds 6.25%, due 10/1/43	1,500,000	1,701,525
Orange County Health Facilities Authority, Mayflower Retirement Center, Inc., Revenue Bonds 5.125%, due 6/1/42	300,000	322,407
Seminole County Industrial Development Authority, Choices in Learning, Revenue Bonds
Series A 7.375%, due 11/15/41	750,000	861,405

		26,842,349

Georgia 0.3%
Athens-Clarke County Unified Government Development Authority, Georgia Athletic Association Project, Revenue Bonds 0.08%, due 8/1/33 (a)	1,885,000	1,885,000
Marietta Development Authority, University Facilities-Life University, Inc. Project, Revenue Bonds 7.00%, due 6/15/39	3,000,000	3,094,380

		4,979,380

Guam 3.0%
Antonio B. Won Pat International Airport Authority, Revenue Bonds
Series C 6.375%, due 10/1/43 (b)	3,000,000	3,456,870
Guam Government, Revenue Bonds
Series A 6.50%, due 11/1/40	3,990,000	4,743,033
♦Guam Government, Waterworks Authority, Revenue Bonds
5.50%, due 7/1/43	13,565,000	15,333,740
5.875%, due 7/1/35	3,135,000	3,249,020
6.00%, due 7/1/25	3,735,000	3,873,979
Territory of Guam, Unlimited General Obligation
Series A 5.25%, due 11/15/37	7,610,000	7,757,254
Series A 7.00%, due 11/15/39	6,980,000	8,075,022

		46,488,918

16	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Illinois 2.7%
City of Chicago IL, Unlimited General Obligation
Series A 5.00%, due 1/1/40	$9,170,000	$9,215,300
Illinois Finance Authority, Chicago Charter School Project, Revenue Bonds
Series A 7.125%, due 10/1/41	1,500,000	1,758,480
Illinois Finance Authority, Noble Network Charter School, Revenue Bonds
Series A, Insured: ACA 5.00%, due 9/1/27	1,000,000	1,018,160
Illinois Finance Authority, Roosevelt University Project, Revenue Bonds 6.50%, due 4/1/44	8,750,000	9,600,675
Illinois Finance Authority, Wesleyan University, Revenue Bonds
Series B, Insured: CIFG 4.50%, due 9/1/35	550,000	555,759
Illinois, Unlimited General Obligation
Series A, Insured: AMBAC 5.00%, due 3/1/34	14,000,000	14,055,440
Massac County Hospital District, Limited General Obligation Insured: AGC 4.50%, due 11/1/31	110,000	112,160
State Of Illinois, General Obligation 4.00%, due 7/1/15	5,750,000	5,882,767
Village of Matteson, Utility Revenue Source, Unlimited General Obligation Insured: AGM 4.00%, due 12/1/26	200,000	194,370

		42,393,111

Indiana 2.0%
Anderson Economic Development Revenue, Anderson University Project, Revenue Bonds 5.00%, due 10/1/32	2,285,000	2,213,937
Carmel Redevelopment District, Certificate of Participation
Series C 6.50%, due 7/15/35 (c)	1,000,000	1,116,550
City of Valparaiso IN, Revenue Bonds 7.00%, due 1/1/44 (b)	5,500,000	6,304,815
Hammond Local Public Improvement Bond Bank, Revenue Bonds
Series A 6.75%, due 8/15/35	1,500,000	1,522,290

	Principal Amount	Value

Indiana (continued)
Indiana Finance Authority, Educational Facilities-Marian University Project, Revenue Bonds 6.375%, due 9/15/41	$670,000	$737,482
Indiana Finance Authority, King’s Daughters Hospital & Healthcare, Revenue Bonds
5.50%, due 8/15/40	4,835,000	5,324,157
5.50%, due 8/15/45	210,000	230,901
Indiana Finance Authority, Marquette Manor LLC, Revenue Bonds 5.00%, due 3/1/39	5,505,000	5,755,423
Indiana State Finance Authority, Republic Services Incorporate Project, Revenue Bonds
Series A 0.40%, due 5/1/34 (a)(b)	7,500,000	7,500,000

		30,705,555

Iowa 1.3%
Iowa City, Revenue Bonds 0.08%, due 4/1/32 (a)	1,000,000	1,000,000
Iowa Higher Education Loan Authority, Private College Facility, Wartburg College, Revenue Bonds
Series B 5.50%, due 10/1/31	185,000	184,386
Series B 5.55%, due 10/1/37	385,000	378,609
Iowa Higher Education Loan Authority, Wartburg College, Revenue Bonds
Series A 4.65%, due 10/1/15	1,000,000	1,001,060
Series A 5.00%, due 10/1/21	605,000	605,188
Series A 5.05%, due 10/1/24	250,000	249,997
Series A 5.10%, due 10/1/25	250,000	249,982
Series A 5.25%, due 10/1/30	280,000	277,603
Series A 5.30%, due 10/1/37	450,000	436,621
Iowa Tobacco Settlement Authority, Asset-Backed, Revenue Bonds
Series C 5.375%, due 6/1/38	6,145,000	5,126,651
Series C 5.625%, due 6/1/46	6,730,000	5,698,964
Xenia Rural Water District, Revenue Bonds
Insured: AGC 4.00%, due 12/1/14	280,000	280,608

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2014 (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Iowa (continued)
Xenia Rural Water District, Revenue Bonds (continued)
Insured: AGC 4.50%, due 12/1/31	$1,570,000	$1,583,769
Insured: AGC 4.50%, due 12/1/41	960,000	963,850
Insured: AGC 5.00%, due 12/1/41	1,945,000	1,974,311

		20,011,599

Kentucky 1.3%
Glasgow Healthcare Revenue, T. J. Samson Community Hospital, Revenue Bonds 6.45%, due 2/1/41	1,000,000	1,115,420
Kentucky Economic Development Finance Authority, Baptist Healthcare System, Revenue Bonds
Series B-1 0.07%, due 8/15/38 (a)	1,500,000	1,500,000
Kentucky Economic Development Finance Authority, Republic Services, Inc., Revenue Bonds
Series A 0.40%, due 4/1/31 (a)(b)	2,920,000	2,920,000
Ohio County Big Rivers Electric Corp. Project, Revenue Bonds
Series A 6.00%, due 7/15/31	15,970,000	15,339,025

		20,874,445

Louisiana 2.2%
Jefferson Parish Hospital Service District No. 2, East Jefferson General Hospital, Revenue Bonds 6.375%, due 7/1/41	7,640,000	8,519,440
Louisiana Public Facilities Authority, Belle Chasse Education Foundation, Revenue Bonds 6.50%, due 5/1/31	3,750,000	4,186,650
Louisiana Public Facilities Authority, Black & Gold Facilities Project, Revenue Bonds
Series A, Insured: CIFG 4.50%, due 7/1/38	1,275,000	1,101,230
Series A, Insured: CIFG 5.00%, due 7/1/22	100,000	101,721
Louisiana Public Facilities Authority, Dynamic Fuels LLC Project, Revenue Bonds 0.06%, due 10/1/33 (a)	13,570,000	13,570,000

	Principal Amount	Value

Louisiana (continued)
Louisiana Public Facilities Authority, Susla Facilities, Inc. Project, Revenue Bonds
Series A 5.75%, due 7/1/39	$6,110,000	$6,157,414

		33,636,455

Maryland 0.2%
Baltimore Convention Center, Revenue Bonds
Series A, Insured: XLCA 4.60%, due 9/1/30	975,000	990,980
Series A, Insured: XLCA 5.00%, due 9/1/32	290,000	296,273
Series A, Insured: XLCA 5.25%, due 9/1/26	180,000	185,974
Series A, Insured: XLCA 5.25%, due 9/1/27	275,000	283,632
Maryland Health & Higher Educational Facilities Authority, Charlestown Community, Revenue Bonds 6.25%, due 1/1/45	1,000,000	1,118,350

		2,875,209

Massachusetts 0.3%
Massachusetts Development Finance Agency, North Hill Community, Revenue Bonds
Series A 6.50%, due 11/15/43	2,000,000	2,117,540
Massachusetts State Health & Educational Facilities Authority, Fisher College, Revenue Bonds
Series A 5.125%, due 4/1/37	300,000	306,102
Massachusetts State Health & Educational Facilities Authority, Lowell General Hospital, Revenue Bonds
Series C 5.125%, due 7/1/35	1,565,000	1,665,630

		4,089,272

Michigan 5.8%
Advanced Technology Academy, Public School Academy, Revenue Bonds 6.00%, due 11/1/37	550,000	572,748
Allen Academy, Michigan Public School Academy, Revenue Bonds
5.50%, due 6/1/22	1,015,000	1,045,369
6.00%, due 6/1/33	1,000,000	1,024,170
Central Plains Energy, Project No. 3, Revenue Bonds
Series C, Insured: AMBAC 4.50%, due 5/1/31	305,000	305,037

18	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Michigan (continued)
Chandler Park Academy, Revenue Bonds
5.125%, due 11/1/30	$1,050,000	$1,055,481
5.125%, due 11/1/35	605,000	607,045
City of Detroit, General Obligation
Series B, Insured: AGM 5.00%, due 4/1/24	150,000	152,871
Detroit, Michigan Sewage Disposal System, Revenue Bonds
Senior Lean—Series A, Insured: NATL-RE 5.00%, due 7/1/34	265,000	264,987
Second Lien—Series A, Insured: NATL-RE 5.00%, due 7/1/35	1,590,000	1,590,254
Second Lien—Series B, Insured: NATL-RE 5.00%, due 7/1/36	250,000	254,120
♦Detroit, Michigan Water Supply System, Revenue Bonds
Senior Lien—Series C 4.50%, due 7/1/27	165,000	165,208
Senior Lien—Series A, Insured: NATL-RE 4.50%, due 7/1/35	3,050,000	3,003,030
Senior Lien—Series D, Insured: NATL-RE 5.00%, due 7/1/33	645,000	660,867
Series B, Insured: NATL-RE 5.00%, due 7/1/34	3,840,000	3,839,808
Senior Lien—Series A 5.00%, due 7/1/36	655,000	692,767
Series C 5.00%, due 7/1/41	1,620,000	1,699,866
Series A 5.25%, due 7/1/41	10,610,000	11,286,175
Detroit, Unlimited General Obligation
Series A-1, Insured: AMBAC 4.60%, due 4/1/24	130,000	114,856
Series A-1, Insured: AMBAC 5.25%, due 4/1/22	375,000	351,090
Series A-1, Insured: AMBAC 5.25%, due 4/1/24	295,000	273,904
Flint, Michigan Hospital Building Authority Rental, Hurley Medical Center, Revenue Bonds
Series A 5.25%, due 7/1/39	1,955,000	1,826,830
Michigan Finance Authority, Detroit Water and Sewer, Revenue Bonds
Series D-4 5.00%, due 7/1/34	1,000,000	1,081,550

	Principal Amount	Value

Michigan (continued)
Michigan Finance Authority, Detroit Water and Sewer, Revenue Bonds (continued)
Second Lien—Series C-1 5.00%, due 7/1/44	$1,000,000	$1,052,250
Michigan Finance Authority, Educational Facility, St. Catherine Siena, Revenue Bonds
Series A 8.00%, due 10/1/30	1,250,000	1,255,125
Michigan Finance Authority, Public School Academy, Revenue Bonds
5.75%, due 2/1/33	4,560,000	4,574,045
7.00%, due 10/1/31	2,120,000	2,263,036
7.00%, due 10/1/36	1,740,000	1,842,173
7.50%, due 11/1/40	855,000	938,910
7.75%, due 7/15/26	110,000	109,305
8.00%, due 7/15/41	2,000,000	1,960,780
Michigan Finance Authority, Thomas M. Cooley Law School, Revenue Bonds 6.75%, due 7/1/44	13,000,000	13,196,430
Michigan Higher Education Facilities Authority, Creative Studies, Revenue Bonds
5.875%, due 12/1/28	2,360,000	2,393,087
6.125%, due 12/1/33	4,100,000	4,164,698
6.125%, due 12/1/37	980,000	994,122
Michigan Municipal Bond Authority, Local Government Loan Program, Revenue Bonds
Series B, Insured: AMBAC 5.00%, due 12/1/34	340,000	341,170
Michigan Public Educational Facilities Authority, Dr. Joseph F. Pollack, Revenue Bonds 8.00%, due 4/1/40	500,000	544,275
Michigan Public Educational Facilities Authority, Landmark Academy, Revenue Bonds 7.00%, due 12/1/39	5,035,000	5,290,023
Michigan Public Educational Facilities Authority, Richfield Public School Academy, Revenue Bonds 5.00%, due 9/1/36	1,500,000	1,500,285
Michigan State Housing Development Authority, Revenue Bonds
Series A 0.11%, due 10/1/37 (a)(b)	1,200,000	1,200,000
Michigan State Strategic Fund, Evangelical Homes, Revenue Bonds 5.50%, due 6/1/47	3,100,000	3,250,505

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2014 (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Michigan (continued)
Michigan Tobacco Settlement Finance Authority, Revenue Bonds
Series A 6.00%, due 6/1/34	$9,870,000	$8,429,375
Series A 6.00%, due 6/1/48	4,490,000	3,658,182

		90,825,809

Minnesota 0.9%
St. Paul Housing & Redevelopment Authority, Charter School Lease, Nova Classical Academy, Revenue Bonds
Series A 6.625%, due 9/1/42	1,000,000	1,135,850
St. Paul Housing & Redevelopment Authority, Childrens Hospital Clinic, Revenue Bonds
Series A, Insured: AGM 0.10%, due 8/15/37 (a)	11,905,000	11,905,000
St. Paul Housing & Redevelopment Authority, Health Care Facilities- Childrens, Revenue Bonds
Series A, Insured: AGM 0.10%, due 8/15/34 (a)	1,575,000	1,575,000

		14,615,850

Mississippi 0.6%
Mississippi Development Bank, Magnolia Regional Health Center Project, Revenue Bonds
Series A 6.75%, due 10/1/36	1,250,000	1,465,750
Mississippi Development Bank, Municipal Energy Agency Power Supply Project, Revenue Bonds
Series A, Insured: XLCA 5.00%, due 3/1/31	7,500,000	7,683,900

		9,149,650

Missouri 0.8%
Arnold Retail Corridor Transportation Development District, Revenue Bonds 6.65%, due 5/1/38	500,000	547,110
Branson Industrial Development Authority, Branson Landing-Retail Project, Tax Allocation
5.25%, due 6/1/21	455,000	456,724
5.50%, due 6/1/29	3,510,000	3,511,229
Kansas City Industrial Development Authority, Kansas City Parking LLC, Revenue Bonds 6.25%, due 9/1/32	1,000,000	1,076,880

	Principal Amount	Value

Missouri (continued)
Lee’s Summit Industrial Development Authority, Fair Community Improvement District, Special Assessment
5.00%, due 5/1/35	$1,715,000	$1,809,325
6.00%, due 5/1/42	2,800,000	2,946,944
Lee’s Summit Tax Increment, Summit Fair Project, Tax Allocation 7.25%, due 4/1/30	1,500,000	1,562,340

		11,910,552

Nebraska 0.2%
Gage County Hospital Authority No. 1, Beatrice Community Hospital & Health Center, Inc., Revenue Bonds
Series B 6.75%, due 6/1/35	2,755,000	3,013,144

Nevada 0.2%
Clark County Economic Development Revenue, University Southern Nevada Project, Revenue Bonds
Insured: RADIAN 4.625%, due 4/1/37	1,645,000	1,648,109
Insured: RADIAN 5.00%, due 4/1/27	775,000	791,848
Director of the State of Nevada Department of Business & Industry, Tahoe Regional Planning Agency, Revenue Bonds Series A, Insured: AMBAC 4.50%, due 6/1/37	1,065,000	914,633
Reno, Revenue Bonds
Series B, Insured: NATL-RE (zero coupon), due 6/1/38	1,155,000	309,332

		3,663,922

New Hampshire 0.7%
Manchester Housing & Redevelopment Authority, Inc., Revenue Bonds
Series B, Insured: RADIAN ACA (zero coupon), due 1/1/17	1,355,000	1,218,524
Series B, Insured: ACA (zero coupon), due 1/1/26	1,480,000	697,628
Series A, Insured: ACA 6.75%, due 1/1/15	350,000	350,455
New Hampshire Business Finance Authority, Revenue Bonds 0.22%, due 10/1/40 (a)	4,900,000	4,900,000
New Hampshire Health & Education Facilities Authority, Southern New Hampshire University, Revenue Bonds 5.00%, due 1/1/42	2,825,000	2,960,798

		10,127,405

20	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
New Jersey 6.0%
Camden County Improvement Authority, Heath Care Redevelopment, Revenue Bonds
Series A 5.75%, due 2/15/34	$1,000,000	$1,002,650
Casino Reinvestment Development Authority, NJ Revenue Bonds 5.25%, due 11/1/44	6,000,000	6,401,520
New Jersey Economic Development Authority, Applewood Estates Project, Revenue Bonds
Series A, Insured: RADIAN 5.00%, due 10/1/25	290,000	302,110
Series A, Insured: RADIAN 5.00%, due 10/1/35	3,880,000	4,042,029
♦New Jersey Economic Development Authority, Continental Airlines, Inc. Project, Revenue Bonds
5.25%, due 9/15/29 (b)	4,920,000	5,231,731
5.50%, due 4/1/28 (b)	180,000	180,000
Series A 5.625%, due 11/15/30 (b)	8,085,000	8,799,633
Series B 5.625%, due 11/15/30 (b)	7,000,000	7,624,330
5.75%, due 9/15/27 (b)	3,485,000	3,657,299
New Jersey Economic Development Authority, Paterson Charter Science & Technology, Revenue Bonds
Series A 5.00%, due 7/1/22	630,000	620,115
Series A 6.00%, due 7/1/32	650,000	649,233
Series A 6.10%, due 7/1/44	1,900,000	1,856,528
New Jersey Economic Development Authority, Revenue Bonds
5.125%, due 1/1/34 (b)	3,000,000	3,290,490
Insured: AGM 5.125%, due 7/1/42 (b)	1,705,000	1,867,333
5.375%, due 1/1/43 (b)	2,000,000	2,220,540
6.00%, due 10/1/43	2,205,000	2,487,637
New Jersey Economic Development Authority, St. Barnabas Healthcare, Revenue Bonds
Series A, Insured: NATL-RE (zero coupon), due 7/1/18	225,000	209,729
New Jersey Economic Development Authority, UMM Energy Partners, Revenue Bonds
Series A 5.125%, due 6/15/43 (b)	2,000,000	2,088,980

	Principal Amount	Value

New Jersey (continued)
New Jersey Health Care Facilities Financing Authority, Revenue Bonds 5.75%, due 7/1/37	$2,100,000	$2,175,831
New Jersey Health Care Facilities Financing Authority, St. Barnabas Healthcare, Revenue Bonds
Insured: NATL-RE (zero coupon), due 7/1/17	120,000	115,066
Series B (zero coupon), due 7/1/31	205,000	90,659
New Jersey Health Care Facilities Financing Authority, St. Peter’s University Hospital, Revenue Bonds 6.25%, due 7/1/35	2,725,000	2,983,712
New Jersey Health Care Facilities Financing Authority, Virtua Health, Revenue Bonds
Series C 0.06%, due 7/1/43 (a)	7,500,000	7,500,000
♦ Tobacco Settlement Financing Corp., Revenue Bonds
Series 1A 4.625%, due 6/1/26	2,460,000	2,261,429
Series 1A 4.75%, due 6/1/34	7,000,000	5,239,990
Series 1A 5.00%, due 6/1/29	5,000,000	4,297,300
Series 1A 5.00%, due 6/1/41	22,000,000	16,509,900

		93,705,774

New York 7.4%
Dutchess County Industrial Development Agency, Bard College Civic Facility, Revenue Bonds
Series A-1 5.00%, due 8/1/46	17,000,000	17,138,210
Nassau County Tobacco Settlement Corp., Asset-Backed, Revenue Bonds
Series A-3 5.00%, due 6/1/35	1,635,000	1,370,784
Series A-3 5.125%, due 6/1/46	5,435,000	4,225,115
New York City Industrial Development Agency, British Airways PLC Project, Revenue Bonds 5.25%, due 12/1/32 (b)	920,000	920,055
New York City Industrial Development Agency, Liberty Interactive Corp., Revenue Bonds 5.00%, due 9/1/35	2,000,000	2,044,340

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments October 31, 2014 (continued)

	Principal Amount	Value

Municipal Bonds (continued)
New York (continued)
New York City Industrial Development Agency, Pilot-Queens Baseball Stadium, Revenue Bonds
Insured: AMBAC 5.00%, due 1/1/36	$1,500,000	$1,543,170
Insured: AMBAC 5.00%, due 1/1/39	5,695,000	5,849,277
Insured: AMBAC 5.00%, due 1/1/46	2,000,000	2,050,000
New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds
Series C 0.07%, due 5/1/28 (a)	13,300,000	13,300,000
New York City Trust for Cultural Resources, American Museum National History, Revenue Bonds
Series A1 0.07%, due 4/1/27 (a)	1,200,000	1,200,000
New York City Trust for Cultural Resources, Lincoln Center, Revenue Bonds
Series A-1 0.07%, due 12/1/35 (a)	10,000,000	10,000,000
New York Liberty Development Corp., Bank of America, Revenue Bonds
Class 3 6.375%, due 7/15/49	1,000,000	1,134,650
New York Liberty Development Corp., Revenue Bonds 5.00%, due 11/15/44	14,500,000	14,624,990
New York Liberty Development Corp., World Trade Center, Revenue Bonds
Class 2 5.375%, due 11/15/40	5,000,000	5,136,150
7.25%, due 11/15/44	5,500,000	5,919,815
New York State Dormitory Authority, Touro College & University System, Revenue Bonds
Series A 5.50%, due 1/1/39	1,500,000	1,685,880
Newburgh, Limited General Obligation
Series A 5.00%, due 6/15/21	750,000	828,060
Series A 5.00%, due 6/15/26	960,000	1,018,281
Series A 5.50%, due 6/15/31	750,000	804,150

	Principal Amount	Value

New York (continued)
Onondaga Civic Development Corp., St. Joseph’s Hospital Health Center, Revenue Bonds 4.50%, due 7/1/32	$7,500,000	$7,292,775
Orange County Funding Corp., Mount St. Mary College, Revenue Bonds
Series A 5.00%, due 7/1/42	1,430,000	1,507,606
Southampton Housing Authority, Revenue Bonds 3.50%, due 5/15/47	300,000	282,090
Suffolk County Economic Development Corp., Eastern Long Island Hospital, Revenue Bonds 5.50%, due 1/1/37	2,000,000	1,994,760
Suffolk County Economic Development Corp., Peconic Landing Southold, Revenue Bonds 6.00%, due 12/1/40	1,000,000	1,107,580
TSASC, Inc., Revenue Bonds
Series 1 5.00%, due 6/1/34	720,000	599,890
Series 1 5.125%, due 6/1/42	5,770,000	4,688,356
Westchester County Local Development Corp., Pace University, Revenue Bonds Series A 5.50%, due 5/1/42	6,205,000	7,050,990

		115,316,974

Ohio 4.1%
Akron Bath Copley Joint Township Hospital District, Akron General Health System, Revenue Bonds 5.00%, due 1/1/31	6,050,000	6,489,653
♦Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Senior Turbo, Revenue Bonds
Series A-2 5.75%, due 6/1/34	6,130,000	4,852,692
Series A-2 5.875%, due 6/1/30	15,115,000	12,432,994
Series A-2 5.875%, due 6/1/47	10,500,000	8,346,555
Series A-2 6.00%, due 6/1/42	3,100,000	2,456,533
Butler County Port Authority Public Infrastructure, Revenue Bonds
Series C 5.00%, due 12/1/24	1,000,000	1,001,940
Series C 6.00%, due 12/1/43	3,500,000	3,506,440

22	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Ohio (continued)
Cleveland-Cuyahoga County Port Authority, Revenue Bonds
7.00%, due 12/1/18 (c)(d)	$710,000	$158,153
7.35%, due 12/1/31 (c)(d)	6,000,000	1,336,500
Cleveland-Cuyahoga County Port Authority, Student Housing Euclid Avenue-Fenn Project, Revenue Bonds
Insured: AMBAC 4.25%, due 8/1/15	210,000	211,302
Insured: AMBAC 4.50%, due 8/1/36	995,000	938,235
Insured: AMBAC 5.00%, due 8/1/21	125,000	126,165
Insured: AMBAC 5.00%, due 8/1/28	110,000	110,184
Hamilton County Ohio Health Care Facility, Christ Hospital Project, Revenue Bonds 5.50%, due 6/1/42	2,500,000	2,789,850
Hamilton County Ohio Health Care, Life Enriching Communities Project, Revenue Bonds 5.00%, due 1/1/42	1,080,000	1,126,246
Muskingum County, Ohio Hospital Facilities, Genesis Healthcare System Project, Revenue Bonds 5.00%, due 2/15/44	1,300,000	1,313,975
Southeastern Ohio Port Authority, Hospital Facilities Revenue, Memorial Health Systems, Revenue Bonds 6.00%, due 12/1/42	1,760,000	1,813,240
Summit County Development Finance Authority, Brimfield Project, Revenue Bonds
Series G 4.875%, due 5/15/25	400,000	401,016
Summit County Development Finance Authority, Cleveland-Flats East Development, Tax Allocation
Series B 6.875%, due 5/15/40	1,250,000	1,371,863
Toledo-Lucas County Port Authority Student Housing, CHF—Toledo LLC—The University of Toledo Project, Revenue Bonds
Series A 5.00%, due 7/1/34	1,400,000	1,481,424
Toledo-Lucas County Port Authority, Revenue Bonds
Series A 5.00%, due 7/1/39	1,500,000	1,571,475

	Principal Amount	Value

Ohio (continued)
Toledo-Lucas County Port Authority, Revenue Bonds (continued)
Series A 5.00%, due 7/1/46	$9,790,000	$10,193,837

		64,030,272

Oklahoma 0.5%
Norman Regional Hospital Authority, Revenue Bonds 5.125%, due 9/1/37	6,895,000	7,141,634
Tulsa Airports Improvement Trust, Revenue Bonds
Series B 5.50%, due 12/1/35 (b)	1,250,000	1,319,913

		8,461,547

Oregon 0.5%
Medford Hospital Facilities Authority, Revenue Bonds 5.00%, due 10/1/42	4,605,000	4,929,514
Multnomah County Hospital Facilities Authority, Revenue Bonds
Series A 5.125%, due 10/1/34	1,000,000	1,048,500
Series A 5.40%, due 10/1/44	2,000,000	2,100,800

		8,078,814

Pennsylvania 3.0%
Aleppo Township, Sewer Revenue, Revenue Bonds
5.75%, due 12/1/36	1,220,000	1,250,317
5.75%, due 12/1/41	1,055,000	1,082,905
Allegheny County Higher Education Building, Carlow University Project, Revenue Bonds 7.00%, due 11/1/40	1,000,000	1,163,030
Allegheny County Industrial Development Authority, Propel Charitable School Sunrise, Revenue Bonds 6.00%, due 7/15/38	2,900,000	2,956,782
Allegheny County Industrial Development Authority, Propel Charter Montour, Revenue Bonds
Series A 6.75%, due 8/15/35	300,000	331,602
Cumberland County Municipal Authority, Asbury Pennsylvania Obligation Group, Revenue Bonds 5.25%, due 1/1/32	300,000	312,795

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments October 31, 2014 (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Pennsylvania (continued)
Erie County, Hospital Authority Health Facilities, St. Mary’s Home Erie Project, Revenue Bonds
Series A, Insured: RADIAN 4.50%, due 7/1/23	$340,000	$340,983
Harrisburg Authority, Capital Region Water, Revenue Bonds 5.25%, due 7/15/31	2,000,000	1,991,040
Harrisburg Authority, Harrisburg University of Science, Revenue Bonds
Series B 6.00%, due 9/1/36 (c)(d)	2,600,000	1,169,922
Harrisburg Parking Authority Revenue, Revenue Bonds
Series T, Insured: XLCA 4.00%, due 5/15/19	100,000	110,713
Series R, Insured: XLCA 4.25%, due 5/15/16	60,000	63,415
Harrisburg, Unlimited General Obligation
Series D, Insured: AMBAC (zero coupon), due 3/15/15	425,000	415,548
Series F, Insured: AMBAC (zero coupon), due 3/15/15	460,000	449,770
Series F, Insured: AMBAC (zero coupon), due 9/15/15	455,000	431,731
Series D, Insured: AMBAC (zero coupon), due 3/15/16	430,000	395,389
Series F, Insured: AMBAC (zero coupon), due 3/15/16	310,000	285,048
Series D, Insured: AMBAC (zero coupon), due 9/15/16	235,000	209,578
Series F, Insured: AMBAC (zero coupon), due 9/15/16	415,000	370,105
Series F, Insured: AMBAC (zero coupon), due 3/15/17	35,000	30,274
Series D, Insured: AMBAC (zero coupon), due 9/15/17	200,000	167,782
Series F, Insured: AMBAC (zero coupon), due 3/15/18	400,000	321,284
Series D, Insured: AMBAC (zero coupon), due 9/15/18	445,000	346,001
Series F, Insured: AMBAC (zero coupon), due 9/15/18	270,000	209,933
Series F, Insured: AMBAC (zero coupon), due 9/15/19	125,000	90,244
Series F, Insured: AMBAC (zero coupon), due 3/15/20	15,000	10,338
Series F, Insured: AMBAC (zero coupon), due 9/15/20	280,000	186,407

	Principal Amount	Value

Pennsylvania (continued)
Harrisburg, Unlimited General Obligation (continued)
Series F, Insured: AMBAC (zero coupon), due 9/15/22	$210,000	$118,070
Northeastern Pennsylvania Hospital & Education Authority, Wilkes University Project, Revenue Bonds
Series A 5.25%, due 3/1/42	7,615,000	8,156,883
Pennsylvania Economic Development Financing Authority, US Airways Group, Revenue Bonds
Series B 8.00%, due 5/1/29	245,000	291,491
Pennsylvania Higher Educational Facilities Authority, Shippensburg University, Revenue Bonds 6.25%, due 10/1/43	1,000,000	1,115,510
Pennsylvania Higher Educational Facilities Authority, University of the Arts, Revenue Bonds
Series A, Insured: RADIAN 5.00%, due 9/15/33	150,000	151,634
Insured: RADIAN 5.75%, due 3/15/30	1,040,000	1,041,092
Pennsylvania Higher Educational Facilities Authority, Widener University, Revenue Bonds
Series A 5.50%, due 7/15/38	2,500,000	2,792,725
5.50%, due 7/15/43	2,400,000	2,659,512
Pennsylvania State Higher Educational Facilities Authority, Shippensburg University Student Services, Revenue Bonds 5.00%, due 10/1/44	1,000,000	1,032,700
Philadelphia Authority for Industrial Development, Discovery Charter School Project, Revenue Bonds 5.875%, due 4/1/32	100,000	105,204
Philadelphia Authority for Industrial Development, First Philadelphia Perpartory Charter School Project, Revenue Bonds
Series A 7.25%, due 6/15/43	4,500,000	4,965,120
Philadelphia Authority for Industrial Development, New Foundation Charter School Project, Revenue Bonds 6.625%, due 12/15/41	1,000,000	1,098,390

24	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Pennsylvania (continued)
Philadelphia Authority for Industrial Development, Please Touch Museum Project, Revenue Bonds
4.25%, due 9/1/19 (c)(d)	$255,000	$53,423
5.25%, due 9/1/26 (c)(d)	1,500,000	314,250
5.25%, due 9/1/31 (c)(d)	2,425,000	508,037
5.25%, due 9/1/36 (c)(d)	1,125,000	235,687
Philadelphia Authority for Industrial Development, Tacony Academy Charter School, Revenue Bonds 7.375%, due 6/15/43	1,500,000	1,692,570
Scranton Parking Authority, Revenue Bonds Insured: RADIAN 5.25%, due 6/1/34	135,000	120,284
Scranton, Unlimited General Obligation
Series A 7.25%, due 9/1/23	1,575,000	1,589,159
West Shore Area Authority, Holy Spirit Hospital Sisters, Revenue Bonds 6.50%, due 1/1/41	1,200,000	1,387,968
York General Authority, York City Recreation Corp., Revenue Bonds
Insured: AMBAC 5.50%, due 5/1/15	340,000	346,470
Insured: AMBAC 5.50%, due 5/1/18	1,475,000	1,495,812
York, Unlimited General Obligation 7.25%, due 11/15/41	1,355,000	1,530,567

		47,495,494

Puerto Rico 12.1%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, Revenue Bonds
Senior Lien—Series A, Insured: GTY 5.00%, due 7/1/28	555,000	555,144
♦Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation
Series A, Insured: GTY 4.00%, due 7/1/16	100,000	102,151
Insured: AMBAC 4.50%, due 7/1/23	875,000	845,618
Series A, Insured: AGM 5.25%, due 7/1/24	260,000	268,237
Series A-4, Insured: AGM 5.25%, due 7/1/30	7,080,000	7,155,968
Series A, Insured: NATL-RE 5.50%, due 7/1/16	1,100,000	1,126,642
Series A, Insured: NATL-RE 5.50%, due 7/1/18	100,000	104,093

	Principal Amount	Value

Puerto Rico (continued)
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation (continued)
Series A, Insured: AMBAC 5.50%, due 7/1/19	$485,000	$498,803
Series A, Insured: NATL-RE 5.50%, due 7/1/19	5,365,000	5,592,797
Series A, Insured: NATL-RE 5.50%, due 7/1/20	6,235,000	6,468,251
Puerto Rico Convention Center District Authority, Revenue Bonds
Series A, Insured: AMBAC 5.00%, due 7/1/18	1,405,000	1,408,470
Series A, Insured: AMBAC 5.00%, due 7/1/31	3,000,000	2,712,810
Puerto Rico Electric Power Authority, Revenue Bonds
Series PP, Insured: NATL-RE 5.00%, due 7/1/22	100,000	98,741
Series SS, Insured: NATL-RE 5.00%, due 7/1/22	1,140,000	1,129,911
Series RR, Insured: NATL-RE 5.00%, due 7/1/23	4,550,000	4,489,940
Series RR, Insured: NATL-RE 5.00%, due 7/1/24	1,160,000	1,139,874
Series SS, Insured: NATL-RE 5.00%, due 7/1/25	355,000	345,536
Series PP, Insured: NATL-RE 5.00%, due 7/1/25	235,000	228,735
Series UU, Insured: AGC 5.00%, due 7/1/26	2,000,000	2,003,320
Series TT, Insured: AGM 5.00%, due 7/1/27	150,000	149,502
♦Puerto Rico Highways & Transportation Authority, Revenue Bonds
Series A, Insured: AMBAC (zero coupon), due 7/1/15	425,000	411,451
Series A, Insured: NATL-RE 4.75%, due 7/1/38	1,465,000	1,362,553
Series A, Insured: AGM 4.75%, due 7/1/38	220,000	210,346
Series AA, Insured: AGM 4.95%, due 7/1/26	2,155,000	2,162,241
Insured: NATL-RE 5.00%, due 7/1/22	145,000	145,058
Insured: NATL-RE 5.00%, due 7/1/28	150,000	149,985
Series D, Insured: AGM 5.00%, due 7/1/32	1,155,000	1,129,740
Series M, Insured: RADIAN 5.00%, due 7/1/32	160,000	122,440

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments October 31, 2014 (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Puerto Rico (continued)
Puerto Rico Highways & Transportation Authority, Revenue Bonds (continued)
Series BB, Insured: AMBAC 5.25%, due 7/1/17	$1,160,000	$1,163,921
5.25%, due 7/1/31	9,195,000	8,419,586
Series CC, Insured: AGM 5.25%, due 7/1/32	4,465,000	4,500,541
Series N, Insured: NATL-RE 5.25%, due 7/1/33	5,540,000	5,599,555
Series N, Insured: GTY 5.25%, due 7/1/34	280,000	280,661
Series N, Insured: GTY 5.25%, due 7/1/36	1,155,000	1,157,888
Series CC, Insured: AGM 5.25%, due 7/1/36	1,115,000	1,117,788
Series L, Insured: AMBAC 5.25%, due 7/1/38	20,000,000	17,792,000
Insured: AGM 5.50%, due 7/1/25	2,195,000	2,316,318
Insured: NATL-RE 5.50%, due 7/1/28	7,550,000	7,935,276
Series CC, Insured: NATL-RE 5.50%, due 7/1/29	4,950,000	5,188,936
Insured: AMBAC 5.50%, due 7/1/29	1,000,000	957,230
Series CC, Insured: AGM 5.50%, due 7/1/31	455,000	472,636
Series CC, Insured: GTY 5.50%, due 7/1/31	3,370,000	3,500,621
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facility, University Plaza Project, Revenue Bonds
Series A, Insured: NATL-RE 5.00%, due 7/1/33	1,855,000	1,751,602
♦Puerto Rico Infrastructure Financing Authority, Revenue Bonds
Series A, Insured: AMBAC (zero coupon), due 7/1/34	4,650,000	1,113,815
Series A, Insured: AMBAC (zero coupon), due 7/1/43	635,000	78,657
Series C, Insured: AMBAC 5.50%, due 7/1/16	3,280,000	3,378,039
Series C, Insured: AMBAC 5.50%, due 7/1/17	5,200,000	5,348,460
Series C, Insured: AMBAC 5.50%, due 7/1/18	4,895,000	5,027,948
Series C, Insured: AMBAC 5.50%, due 7/1/23	3,000,000	3,028,560

	Principal Amount	Value

Puerto Rico (continued)
Puerto Rico Infrastructure Financing Authority, Revenue Bonds (continued)
Series C, Insured: AMBAC 5.50%, due 7/1/24	$11,000,000	$11,071,170
Series C, Insured: AMBAC 5.50%, due 7/1/25	9,940,000	9,915,349
Series C, Insured: AMBAC 5.50%, due 7/1/26	22,075,000	21,848,731
Series C, Insured: AMBAC 5.50%, due 7/1/27	3,535,000	3,462,179
Series C, Insured: AMBAC 5.50%, due 7/1/28	5,175,000	5,015,196
Puerto Rico Municipal Finance Agency, General Obligation
Series A, Insured: AGM 5.00%, due 8/1/27	2,510,000	2,436,106
Puerto Rico Municipal Finance Agency, Revenue Bonds Series A, Insured: AGM 5.00%, due 8/1/30	575,000	548,999
Puerto Rico Public Buildings Authority, Revenue Bonds
Insured: NATL-RE 5.25%, due 7/1/19	2,000,000	2,064,080
Series K, Insured: AGM 5.25%, due 7/1/27	5,970,000	6,054,535
Series D, Insured: AMBAC 5.45%, due 7/1/31	225,000	214,101
Series H, Insured: AMBAC 5.50%, due 7/1/16	3,250,000	3,347,142
Series H, Insured: AMBAC 5.50%, due 7/1/17	310,000	318,851
University of Puerto Rico, Revenue Bonds
Series P, Insured: NATL-RE 5.00%, due 6/1/25	150,000	149,799

		188,694,633

Rhode Island 0.5%
Providence Redevelopment Agency, Port Providence Lease, Certificates of Participation
Series A, Insured: RADIAN (zero coupon), due 9/1/24	1,735,000	845,535
Series A, Insured: RADIAN (zero coupon), due 9/1/26	685,000	283,528
Series A, Insured: RADIAN (zero coupon), due 9/1/29	1,835,000	598,724
Series A, Insured: RADIAN (zero coupon), due 9/1/30	1,835,000	550,959
Series A, Insured: RADIAN (zero coupon), due 9/1/32	1,500,000	386,880

26	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Rhode Island (continued)
Providence Redevelopment Agency, Port Providence Lease, Certificates of Participation (continued)
Series A, Insured: RADIAN (zero coupon), due 9/1/34	$1,000,000	$239,250
Series A, Insured: RADIAN (zero coupon), due 9/1/35	360,000	73,184
Series A, Insured: RADIAN (zero coupon), due 9/1/36	470,000	86,095
Rhode Island Health and Educational Building Corp., Public Schools Financing Program, Revenue Bonds
Series B, Insured: AMBAC 5.00%, due 5/15/21	1,000,000	1,015,090
Tobacco Settlement Financing Corp., Asset-Backed, Revenue Bonds
Series A 6.125%, due 6/1/32	205,000	206,031
Tobacco Settlement Financing Corp., Revenue Bonds
Series A 6.25%, due 6/1/42	100,000	99,992
Woonsocket, Unlimited General Obligation
Insured: NATL-RE 5.75%, due 10/1/15	500,000	499,405
Insured: NATL-RE 5.75%, due 10/1/16	530,000	528,765
Insured: NATL-RE 6.00%, due 10/1/17	1,200,000	1,196,040
Insured: NATL-RE 6.00%, due 10/1/18	695,000	692,185

		7,301,663

South Carolina 0.1%
South Carolina Jobs—Economic Development Authority, Revenue Bonds Insured: AMBAC 5.00%, due 11/1/18	1,620,000	1,620,211

South Dakota 0.2%
South Dakota Health & Educational Facilities Authority, Revenue Bonds
Series E 5.00%, due 11/1/42	3,150,000	3,469,914

	Principal Amount	Value

Tennessee 0.7%
Chattanooga Health Educational & Housing Facility Board, CDFI Phase Project, Revenue Bonds
Series A 5.125%, due 10/1/35	$2,000,000	$2,017,300
Series B 6.00%, due 10/1/35	500,000	506,415
Shelby County Health Educational & Housing Facilities Board, Revenue Bonds Series B, Insured: AGM 0.06%, due 6/1/42 (a)	8,400,000	8,400,000

		10,923,715

Texas 8.0%
Arlington Higher Education Finance Corp., University Academy, Revenue Bonds
Series A 7.00%, due 3/1/34	375,000	396,304
Series A 7.125%, due 3/1/44	1,530,000	1,614,777
Austin Convention Enterprises, Inc., Revenue Bonds
Series A, Insured: XLCA 5.00%, due 1/1/34	3,360,000	3,417,019
Series B 5.75%, due 1/1/34	110,000	111,756
Central Texas Regional Mobility Authority, Revenue Bonds
(zero coupon), due 1/1/23	1,000,000	735,930
(zero coupon), due 1/1/33	315,000	137,145
(zero coupon), due 1/1/34	3,275,000	1,334,300
(zero coupon), due 1/1/35	3,700,000	1,435,082
(zero coupon), due 1/1/36	2,000,000	737,100
(zero coupon), due 1/1/39	3,500,000	1,098,475
5.00%, due 1/1/33	1,725,000	1,856,531
5.00%, due 1/1/42	2,340,000	2,484,776
6.75%, due 1/1/41	7,500,000	8,852,400
Clifton Higher Education Finance Corp., Idea Public Schools, Revenue Bonds
5.75%, due 8/15/41	1,750,000	1,973,562
6.00%, due 8/15/43	3,500,000	4,157,930
Decatur Hospital Authority, Wise Regional Health System, Revenue Bonds
Series A 5.25%, due 9/1/44	3,250,000	3,386,630
Harris County Cultural Education Facilities Finance Corp., Revenue Bonds 7.00%, due 1/1/43	1,500,000	1,750,440

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Portfolio of Investments October 31, 2014 (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Texas (continued)
Harris County Cultural Education Facilities Finance Corp., YMCA Greater Houston Area, Revenue Bonds
Series A 5.00%, due 6/1/33	$900,000	$972,621
Series A 5.00%, due 6/1/38	1,960,000	2,103,354
♦Harris County-Houston Sports Authority, Revenue Bonds
Series B, Insured: NATL-RE (zero coupon), due 11/15/15	1,350,000	1,280,543
Series B, Insured: NATL-RE (zero coupon), due 11/15/16	180,000	161,771
Series B, Insured: NATL-RE (zero coupon), due 11/15/18	850,000	685,236
Series G, Insured: NATL-RE (zero coupon), due 11/15/18	325,000	285,152
Series B, Insured: NATL-RE (zero coupon), due 11/15/20	285,000	205,610
Series B, Insured: NATL-RE (zero coupon), due 11/15/22	2,565,000	1,659,170
Series H, Insured: NATL-RE (zero coupon), due 11/15/24	970,000	605,183
Series H, Insured: NATL-RE (zero coupon), due 11/15/26	600,000	336,780
Series H, Insured: NATL-RE (zero coupon), due 11/15/29	735,000	349,478
Series A-3, Insured: NATL-RE (zero coupon), due 11/15/32	1,570,000	568,795
Series H, Insured: NATL-RE (zero coupon), due 11/15/32	250,000	98,778
Series A-3, Insured: NATL-RE (zero coupon), due 11/15/33	890,000	302,413
Series H, Insured: NATL-RE (zero coupon), due 11/15/33	185,000	67,601
Series A, Insured: NATL-RE (zero coupon), due 11/15/34	1,535,000	564,957
Series A-3, Insured: NATL-RE (zero coupon), due 11/15/34	1,805,000	574,297
Series A, Insured: NATL-RE (zero coupon), due 11/15/38	36,815,000	10,359,373
Series H, Insured: NATL-RE (zero coupon), due 11/15/38	1,395,000	353,047
Series H, Insured: NATL-RE (zero coupon), due 11/15/39	1,525,000	359,565
Series A, Insured: NATL-RE (zero coupon), due 11/15/40	1,060,000	261,057
Series H, Insured: NATL-RE (zero coupon), due 11/15/40	1,855,000	420,918

	Principal Amount	Value

Texas (continued)
Harris County-Houston Sports Authority, Revenue Bonds (continued)
Series H, Insured: NATL-RE (zero coupon), due 11/15/41	$700,000	$143,171
Series G, Insured: NATL-RE 5.25%, due 11/15/21	110,000	110,331
Series B, Insured: NATL-RE 5.25%, due 11/15/40	4,315,000	4,317,848
Series G, Insured: NATL-RE 5.375%, due 11/15/41	195,000	195,133
Houston Airport System Revenue, Special Facilities Continental Airlines, Revenue Bonds
Series B 6.125%, due 7/15/27 (b)	175,000	175,655
Series A 6.625%, due 7/15/38 (b)	1,000,000	1,129,770
Houston Higher Education Finance Corp., Revenue Bonds
Series A 6.875%, due 5/15/41	1,700,000	2,072,045
Houston, Texas Airport System Revenue, United Airlines, Inc., Revenue Bonds 5.00%, due 7/1/29 (b)	6,400,000	6,782,080
Lufkin Health Facilities Development Corp., Memorial Health System, Revenue Bonds 5.50%, due 2/15/37	2,150,000	2,314,647
New Hope Cultural Education Facilities Corp., Collegiate Housing Tarleton State, Revenue Bonds
Series A 5.00%, due 4/1/46	3,000,000	3,173,430
New Hope Cultural Education Facilities Corp., Stephenville Tarleton, Revenue Bonds
Series A 6.00%, due 4/1/45	3,550,000	4,081,683
North Texas Education Finance Corp., Revenue Bonds
Series A 5.25%, due 12/1/47	7,705,000	8,317,470
San Juan, Texas Higher Education Finance Authority, Idea Public Schools, Revenue Bonds
Series A 6.70%, due 8/15/40	1,000,000	1,175,620
Texas Private Activity Bond Surface Transportation Corp., LBJ Infrastructure, Revenue Bonds
7.00%, due 6/30/40	3,080,000	3,723,720
7.50%, due 6/30/33	750,000	935,040

28	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Texas (continued)
Texas Private Activity Bond Surface Transportation Corp., NTE Mobility, Revenue Bonds
6.75%, due 6/30/43 (b)	$11,500,000	$13,966,865
6.875%, due 12/31/39	5,050,000	5,992,380
Texas State Public Finance Authority Charter School Finance Corp., ED—Burnham Wood Project, Revenue Bonds
Series A 6.25%, due 9/1/36	1,300,000	1,338,584
Texas State Turnpike Authority, Central Texas System, Revenue Bonds Insured: AMBAC (zero coupon), due 8/15/37	155,000	39,443
Travis County Health Facilities Development Corp., Westminster Manor, Revenue Bonds 7.125%, due 11/1/40	1,000,000	1,154,860
Tyler Health Facilities Development Corp., Revenue Bonds
Series A 5.375%, due 11/1/37	5,090,000	5,341,802

		124,537,433

U.S. Virgin Islands 0.3%
Virgin Islands Water & Power Authority, Revenue Bonds 5.50%, due 7/1/17	4,030,000	4,043,218

Utah 0.1%
Utah State Charter School Finance Authority, Da Vinci Academy, Revenue Bonds
Series A 7.75%, due 3/15/39	700,000	794,290
Utah State Charter School Finance Authority, North Star Academy, Revenue Bonds
Series A 7.00%, due 7/15/45	600,000	669,894

		1,464,184

Vermont 0.0%‡
Vermont Educational & Health Buildings Financing Agency, Developmental & Mental Health Services, Revenue Bonds
Series A, Insured: RADIAN 4.75%, due 8/15/36	500,000	458,025
Series A, Insured: RADIAN 5.75%, due 2/15/37	140,000	141,863

		599,888

	Principal Amount	Value

Virginia 2.7%
Madison County Industrial Development Authority, Woodberry Forest School, Revenue Bonds 0.10%, due 10/1/37 (a)	$1,200,000	$1,200,000
Route 460 Funding Corp., Revenue Bonds
Senior Lien, Series—A 5.125%, due 7/1/49	6,675,000	7,192,179
Tobacco Settlement Financing Corp., Revenue Bonds
Series B1 5.00%, due 6/1/47	16,850,000	11,573,760
Virginia Small Business Financing Authority, Senior Lien, Elizabeth River Crossing, Revenue Bonds
5.50%, due 1/1/42 (b)	10,000,000	10,891,200
6.00%, due 1/1/37 (b)	1,300,000	1,480,713
Virginia Small Business Financing Authority, Senior Lien-Express Lanes LLC, Revenue Bonds 5.00%, due 1/1/40 (b)	10,000,000	10,458,600
Virginia Small Business Financing Authority, University Real Estate, Revenue Bonds 0.08%, due 7/1/30 (a)	65,000	65,000

		42,861,452

Washington 1.0%
Chelan County Public Hospital District No 1, General Obligation Insured: AMBAC 4.45%, due 12/1/30	855,000	824,947
King County Public Hospital District No. 4, Limited General Obligation 7.00%, due 12/1/40	1,000,000	1,086,960
Port of Seattle Industrial Development Corp., King County Public Hospital District, Special Facilities Delta Airlines, Revenue Bonds 5.00%, due 4/1/30 (b)	1,825,000	1,868,873
Washington Health Care Facilities Authority, Kadlec Regional Medical Center, Revenue Bonds 5.00%, due 12/1/42	6,660,000	7,802,922
Washington State Housing Finance Commission, Revenue Bonds 0.10%, due 11/1/25 (a)	1,000,000	1,000,000
Washington State Housing Finance Commission, Riverview Retirement Community, Revenue Bonds 5.00%, due 1/1/48	3,000,000	3,067,410

		15,651,112

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Portfolio of Investments October 31, 2014 (continued)

	Principal Amount	Value

Municipal Bonds (continued)
West Virginia 0.2%
Brooke County, Bethany College, Revenue Bonds
Series A 6.75%, due 10/1/37	$1,835,000	$2,073,789
Ohio County Building Commission, Brooke County, Wheeling Jesuit University Project, Revenue Bonds
Series B 5.25%, due 6/1/15	185,000	186,944
Ohio County, Wheeling Jesuit, Revenue Bonds
Series A 5.50%, due 6/1/36	465,000	466,162

		2,726,895

Wisconsin 1.6%
Menasha, Unlimited General Obligation 4.40%, due 9/1/17	100,000	101,754
Public Finance Authority Revenue, Continuing Care Retirement Community Revenue, Glenridge Palmer Ranch, Revenue Bonds
Series A 8.25%, due 6/1/46	1,000,000	1,178,030
Public Finance Authority, Charter School Revenue, Explore Knowledge Foundation Project, Revenue Bonds
Series A 5.75%, due 7/15/32	1,820,000	1,938,573
Series A 6.00%, due 7/15/42	865,000	921,389
Public Finance Authority, Roseman University Health Sciences, Revenue Bonds
5.50%, due 4/1/32	1,250,000	1,344,350
5.75%, due 4/1/42	3,375,000	3,627,383
Public Finance Authority, Wisconsin Airport Facilities, AFCO Investors II Portfolio, Revenue Bonds 5.75%, due 10/1/31 (b)	1,670,000	1,677,799
Public Finance Authority, Wisconsin Educational Facility, Palm Beach Maritime Academy Project, Revenue Bonds
Series A 7.00%, due 5/1/40	5,000,000	5,168,000
Public Finance Authority, Wisconsin Senior Living, Rose Villa Project, Revenue Bonds
Series A 5.75%, due 11/15/44	1,400,000	1,459,038

	Principal Amount	Value

Wisconsin (continued)
Warrens, Unlimited General Obligation 4.70%, due 12/1/19	$120,000	$69,445
Wisconsin Health & Educational Facilities Authority, Sauk-Prairie Memorial Hospital, Inc., Revenue Bonds
5.25%, due 2/1/43	2,400,000	2,464,440
5.375%, due 2/1/48	4,400,000	4,546,124

		24,496,325

Wyoming 0.1%
West Park Hospital District, West Park Hospital Project, Revenue Bonds
Series B 6.50%, due 6/1/27	500,000	576,075
Wyoming Community Development Authority, Student Housing, Revenue Bonds 6.50%, due 7/1/43	930,000	1,064,813

		1,640,888

Total Municipal Bonds (Cost $1,444,633,580)		1,539,985,468

	Shares
Closed-End Funds 1.0%
California 0.1%
BlackRock MuniHoldings California Quality Fund, Inc.	57,976	827,897
BlackRock MuniYield California Insured Fund, Inc.	72,820	1,080,649
Nuveen California Dividend Advantage Municipal Fund (e)	33,493	496,701

		2,405,247

Michigan 0.0%‡
Nuveen Michigan Quality Income	24,503	338,877

Multi-State 0.8%
BlackRock Municipal Bond Investment Trust	25,008	374,370
BlackRock MuniHoldings Investment Quality Fund	225,594	3,165,084
BlackRock MuniHoldings Quality Fund, Inc.	137,789	1,827,082
BlackRock MuniYield Fund, Inc.	54,000	783,000
BlackRock MuniYield Investment Fund	9,947	150,697
BlackRock MuniYield Investment Quality Fund	38,165	525,914
Dreyfus Municipal Bond Infrastructure Fund, Inc.	5,150	62,418
Invesco Advantage Municipal Income Trust II	150,514	1,751,983

30	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Closed-End Funds (continued)
Multi-State (continued)
MFS High Income Municipal Trust	100,000	$484,000
MFS High Yield Municipal Trust	86,802	393,213
Nuveen Dividend Advantage Municipal Fund 2	38,744	547,065
Nuveen Performance Plus Municipal Fund, Inc.	133,284	1,947,279

		12,012,105

New York 0.0%‡
Nuveen New York Dividend Advantage Municipal Fund	3,713	50,089

Pennsylvania 0.1%
Nuveen Pennsylvania Investment Quality Municipal Fund	96,668	1,328,218

Total Closed-End Funds (Cost $16,151,470)		16,134,536

Exchange-Traded Fund 0.3% (e)
Multi-State 0.3%
SPDR Nuveen S&P High Yield Municipal Bond ETF	88,000	5,008,960

Total Exchange-Traded Fund (Cost $4,867,760)		5,008,960

Total Investments (Cost $1,465,652,810) (h)	100.1%	1,561,128,964
Other Assets, Less Liabilities	(0.1)	(1,538,987)
Net Assets	100.0%	$1,559,589,977

	Contracts Short	Unrealized Appreciation (Depreciation) (f)
Futures Contracts (0.0%)‡
United States Treasury Note December 2014 (10 Year) (g)	(400)	$(363,360)

Total Futures Contracts (Notional Amount $50,543,750)		$(363,360)

‡	Less than one-tenth of a percent.

(a)	Variable rate securities that may be tendered back to the issuer at any time prior to maturity at par. Rate shown is the rate in effect as of October 31, 2014.
(b)	Interest on these securities was subject to alternative minimum tax.

(c)	Illiquid security—As of October 31, 2014, the total market value of these securities was $4,892,522, which represented 0.3% of the Fund’s net assets.

(d)	Issue in default.

(e)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(f)	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2014.

(g)	As of October 31, 2014, cash in the amount of $480,000 was on deposit with a broker for futures transactions.

(h)	As of October 31, 2014, cost was $1,465,898,184 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$106,668,865
Gross unrealized depreciation	(11,438,085)

Net unrealized appreciation	$95,230,780

The following abbreviations are used in the above portfolio:

ACA—ACA Financial Guaranty Corp.

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

BAM—Build America Mutual Assurance Co.

CIFG—CIFG Group

ETF—Exchange-Traded Fund

GTY—Assured Guaranty Corp.

NATL-RE—National Public Finance Guarantee Corp.

RADIAN—Radian Asset Assurance, Inc.

SPDR—Standard & Poor’s Depositary Receipt

XLCA—XL Capital Assurance, Inc.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Portfolio of Investments October 31, 2014 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2014, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Municipal Bonds	$—	$1,539,985,468	$—	$1,539,985,468
Closed-End Funds	16,134,536			16,134,536
Exchange-Traded Fund	5,008,960	—	—	5,008,960

Total Investments in Securities	$21,143,496	$1,539,985,468	$—	$1,561,128,964

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts Short (b)	$(363,360)	$—	$—	$(363,360)

Total Other Financial Instruments	$(363,360)	$—	$—	$(363,360)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2014, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2014, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

32	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2014

Assets
Investment in securities, at value (identified cost $1,465,652,810)	$1,561,128,964
Cash	7,329,882
Cash collateral on deposit at broker	480,000
Receivables:
Dividends and interest	22,301,504
Fund shares sold	5,275,550
Variation margin on futures contracts	106,250
Other assets	122,857

Total assets	1,596,745,007

Liabilities
Payables:
Investment securities purchased	30,535,860
Fund shares redeemed	3,986,170
Manager (See Note 3)	700,212
NYLIFE Distributors (See Note 3)	312,941
Transfer agent (See Note 3)	118,580
Shareholder communication	34,312
Professional fees	15,526
Custodian	3,641
Trustees	3,065
Accrued expenses	10,260
Dividend payable	1,434,463

Total liabilities	37,155,030

Net assets	$1,559,589,977

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$130,744
Additional paid-in capital	1,465,552,518

1,465,683,262
Distributions in excess of net investment income	(102,134)
Accumulated net realized gain (loss) on investments and futures transactions	(1,103,945)
Net unrealized appreciation (depreciation) on investments and futures contracts	95,112,794

Net assets	$1,559,589,977

Class A
Net assets applicable to outstanding shares	$468,486,257

Shares of beneficial interest outstanding	39,263,056

Net asset value per share outstanding	$11.93
Maximum sales charge (4.50% of offering price)	0.56

Maximum offering price per share outstanding	$12.49

Investor Class
Net assets applicable to outstanding shares	$2,305,201

Shares of beneficial interest outstanding	193,484

Net asset value per share outstanding	$11.91
Maximum sales charge (4.50% of offering price)	0.56

Maximum offering price per share outstanding	$12.47

Class C
Net assets applicable to outstanding shares	$254,392,422

Shares of beneficial interest outstanding	21,372,994

Net asset value and offering price per share outstanding	$11.90

Class I
Net assets applicable to outstanding shares	$834,406,097

Shares of beneficial interest outstanding	69,914,125

Net asset value and offering price per share outstanding	$11.93

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Statement of Operations for the year ended October 31, 2014

Investment Income (Loss)
Income
Interest	$66,045,097
Dividends	669,788

Total income	66,714,885

Expenses
Manager (See Note 3)	6,754,816
Distribution/Service—Class A (See Note 3)	1,073,924
Distribution/Service—Investor Class (See Note 3)	5,665
Distribution/Service—Class C (See Note 3)	2,133,516
Transfer agent (See Note 3)	668,541
Registration	148,047
Professional fees	93,160
Shareholder communication	64,477
Custodian	41,810
Trustees	21,325
Miscellaneous	32,125

Total expenses before waiver/reimbursement	11,037,406
Expense waiver/reimbursement from Manager (See Note 3)	(75,435)

Net expenses	10,961,971

Net investment income (loss)	55,752,914

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	3,347,969
Futures transactions	(1,171,532)

Net realized gain (loss) on investments and futures transactions	2,176,437

Net change in unrealized appreciation (depreciation) on:
Investments	107,885,851
Futures contracts	(363,360)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	107,522,491

Net realized and unrealized gain (loss) on investments and futures transactions	109,698,928

Net increase (decrease) in net assets resulting from operations	$165,451,842

34	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2014 and October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$55,752,914	$45,276,263
Net realized gain (loss) on investments and futures transactions	2,176,437	(3,268,223)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	107,522,491	(82,957,191)

Net increase (decrease) in net assets resulting from operations	165,451,842	(40,949,151)

Dividends and distributions to shareholders:
From net investment income:
Class A	(19,623,402)	(19,582,072)
Investor Class	(104,293)	(101,852)
Class C	(8,091,707)	(8,218,405)
Class I	(27,938,919)	(17,374,078)

	(55,758,321)	(45,276,407)

From net realized gain on investments:
Class A	—	(1,158,741)
Investor Class	—	(4,820)
Class C	—	(524,093)
Class I	—	(825,322)

	—	(2,512,976)

Total dividends and distributions to shareholders	(55,758,321)	(47,789,383)

Capital share transactions:
Net proceeds from sale of shares	1,166,397,545	680,495,303
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	41,116,140	33,422,100
Cost of shares redeemed	(726,620,764)	(682,922,877)

Increase (decrease) in net assets derived from capital share transactions	480,892,921	30,994,526

Net increase (decrease) in net assets	590,586,442	(57,744,008)

Net Assets
Beginning of year	969,003,535	1,026,747,543

End of year	$1,559,589,977	$969,003,535

Distributions in excess of net investment income at end of year	$(102,134)	$(96,727)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	35

Financial Highlights selected per share data and ratios

	Year ended October 31,				March 31, 2010** through October 31,
Class A	2014	2013	2012	2011	2010
Net asset value at beginning of period	$10.90	$11.92	$10.58	$10.77	$10.00

Net investment income (loss)	0.52	0.53	0.50 (a)	0.58 (a)	0.27
Net realized and unrealized gain (loss) on investments	1.03	(0.99)	1.35	(0.19)	0.78

Total from investment operations	1.55	(0.46)	1.85	0.39	1.05

Less dividends and distributions:
From net investment income	(0.52)	(0.53)	(0.51)	(0.55)	(0.28)
From net realized gain on investments	—	(0.03)	—	(0.03)	—

Total dividends and distributions	(0.52)	(0.56)	(0.51)	(0.58)	(0.28)

Net asset value at end of period	$11.93	$10.90	$11.92	$10.58	$10.77

Total investment return (b)	14.59%	(4.05%)	17.89%	4.00%	10.59	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.57%	4.53%	4.41%	5.58%	5.20	%††
Net expenses	0.87%	0.87%	0.85%	0.85%	0.85	%††
Expenses (before waiver/reimbursement)	0.88%	0.90%	0.91%	1.04%	1.58	%††
Portfolio turnover rate	67%	95%	117%	154%	163%
Net assets at end of period (in 000’s)	$468,486	$379,277	$489,759	$150,071	$23,062

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Year ended October 31,				March 31, 2010** through October 31,
Investor Class	2014	2013	2012	2011	2010
Net asset value at beginning of period	$10.89	$11.90	$10.57	$10.75	$10.00

Net investment income (loss)	0.52	0.53	0.51 (a)	0.57 (a)	0.27
Net realized and unrealized gain (loss) on investments	1.02	(0.98)	1.33	(0.17)	0.75

Total from investment operations	1.54	(0.45)	1.84	0.40	1.02

Less dividends and distributions:
From net investment income	(0.52)	(0.53)	(0.51)	(0.55)	(0.27)
From net realized gain on investments	—	(0.03)	—	(0.03)	—

Total dividends and distributions	(0.52)	(0.56)	(0.51)	(0.58)	(0.27)

Net asset value at end of period	$11.91	$10.89	$11.90	$10.57	$10.75

Total investment return (b)	14.48%	(3.99%)	17.80%	4.03%	10.32	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.60%	4.55%	4.48%	5.58%	5.03	%††
Net expenses	0.89%	0.89%	0.87%	0.90%	1.00	%††
Expenses (before waiver/reimbursement)	0.90%	0.92%	0.93%	1.09%	1.73	%††
Portfolio turnover rate	67%	95%	117%	154%	163%
Net assets at end of period (in 000’s)	$2,305	$2,298	$1,902	$989	$598

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

36	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,				March 31, 2010** through October 31,
Class C	2014	2013	2012	2011	2010
Net asset value at beginning of period	$10.87	$11.89	$10.56	$10.75	$10.00

Net investment income (loss)	0.44	0.44	0.41 (a)	0.50 (a)	0.22
Net realized and unrealized gain (loss) on investments	1.03	(0.99)	1.34	(0.18)	0.77

Total from investment operations	1.47	(0.55)	1.75	0.32	0.99

Less dividends and distributions:
From net investment income	(0.44)	(0.44)	(0.42)	(0.48)	(0.24)
From net realized gain on investments	—	(0.03)	—	(0.03)	—

Total dividends and distributions	(0.44)	(0.47)	(0.42)	(0.51)	(0.24)

Net asset value at end of period	$11.90	$10.87	$11.89	$10.56	$10.75

Total investment return (b)	13.74%	(4.81%)	16.90%	3.22%	9.96	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.79%	3.77%	3.58%	4.79%	4.33	%††
Net expenses	1.64%	1.64%	1.61%	1.65%	1.75	%††
Expenses (before waiver/reimbursement)	1.65%	1.67%	1.67%	1.84%	2.48	%††
Portfolio turnover rate	67%	95%	117%	154%	163%
Net assets at end of period (in 000’s)	$254,392	$185,486	$213,253	$45,632	$5,477

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Year ended October 31,				March 31, 2010** through October 31,
Class I	2014	2013	2012	2011	2010
Net asset value at beginning of period	$10.90	$11.92	$10.58	$10.77	$10.00

Net investment income (loss)	0.55	0.56	0.53 (a)	0.60 (a)	0.29
Net realized and unrealized gain (loss) on investments	1.03	(0.99)	1.35	(0.18)	0.76

Total from investment operations	1.58	(0.43)	1.88	0.42	1.05

Less dividends and distributions:
From net investment income	(0.55)	(0.56)	(0.54)	(0.58)	(0.28)
From net realized gain on investments	—	(0.03)	—	(0.03)	—

Total dividends and distributions	(0.55)	(0.59)	(0.54)	(0.61)	(0.28)

Net asset value at end of period	$11.93	$10.90	$11.92	$10.58	$10.77

Total investment return (b)	14.88%	(3.80%)	18.19%	4.21%	10.66	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.75%	4.79%	4.62%	5.88%	5.26	%††
Net expenses	0.62%	0.62%	0.60%	0.60%	0.60	%††
Expenses (before waiver/reimbursement)	0.63%	0.65%	0.66%	0.79%	1.33	%††
Portfolio turnover rate	67%	95%	117%	154%	163%
Net assets at end of period (in 000’s)	$834,406	$401,943	$321,835	$60,305	$44,720

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	37

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay High Yield Municipal Bond Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers four classes of shares. Class A, Investor Class, Class C and Class I shares commenced operations on March 31, 2010. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $500,000 or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares, and Investor Class shares may convert to Class A shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek a high level of current income exempt from federal income taxes. The Fund’s secondary investment objective is total return.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the full Board for its review and ratification, if appropriate, at its next regularly scheduled meeting immediately after such action.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

38	MainStay High Yield Municipal Bond Fund

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The aggregate value by input level, as of October 31, 2014, for the Fund’s assets or liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent valuation uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. For the year ended October 31, 2014, there have been no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2014, the Fund did not hold any securities that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measure the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an

39

Notes to Financial Statements (continued)

uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., interest rate, security, or securities index). The Fund is subject to market price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as ‘‘variation margin.’’ When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a

40	MainStay High Yield Municipal Bond Fund

portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute securities lending at any time without notice when deemed appropriate. The Fund did not have any portfolio securities on loan as of October 31, 2014.

(I)  Concentration of Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific industry or region.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(K)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund invested in futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of October 31, 2014:

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$(363,360)	$(363,360)

Total Fair Value		$(363,360)	$(363,360)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2014:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(1,171,532)	$(1,171,532)

Total Realized Gain (Loss)		$(1,171,532)	$(1,171,532)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(363,360)	$(363,360)

Total Change in Unrealized Appreciation (Depreciation)		$(363,360)	$(363,360)

Number of Contracts, Notional Amounts or Shares/Units

	Interest Rate Contracts Risk	Total
Futures Contracts Short (Average number of contracts)	(400)	(400)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

41

Notes to Financial Statements (continued)

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.55% up to $1 billion and 0.54% in excess of $1 billion. The effective management fee rate was 0.55% for the year ended October 31, 2014.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 0.875% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until February 28, 2015, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the year ended October 31, 2014, New York Life Investments earned fees from the Fund in the amount of $6,754,816 and waived its fees and/or reimbursed expenses in the amount of $75,435.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan,

Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A and Investor Class shares were $142,740 and $3,369, respectively, for the year ended October 31, 2014. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $35,952 and $52,365, respectively, for the year ended October 31, 2014.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2014, were as follows:

Class A	$216,976
Investor Class	1,632
Class C	152,836
Class I	297,097

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2014, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Undistributed Tax Exempt Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$1,535,350	$(1,221,931)	$(1,637,484)	$95,230,780	$93,906,715

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and mark to market of futures contracts. The other temporary differences are primarily due to dividends payable and defaulted bond income accruals.

As of October 31, 2014, for federal income tax purposes, capital loss carryforwards of $1,221,931 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is

42	MainStay High Yield Municipal Bond Fund

probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amount (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$1,222	$—

The Fund utilized $1,555,499 of capital loss carryforwards during the year ended October 31, 2014.

The tax character of distributions paid during the years ended October 31, 2014 and October 31, 2013 shown in the Statements of Changes in Net Assets was as follows:

	2014	2013
Distributions paid from:
Ordinary Income	$1,980,313	$2,319,536
Exempt Interest Dividends	53,778,008	43,810,663
Long-Term Capital Gain	—	1,659,184
Total	$55,758,321	$47,789,383

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 5, 2014, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum amount of $700,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 4, 2015, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 5, 2014, the aggregate commitment amount was $300,000,000 with an optional maximum amount of $400,000,000. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the year ended October 31, 2014.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2014, purchases and sales of securities, other than short-term securities, were $1,302,331 and $813,724, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2014:
Shares sold	25,178,507	$285,977,376
Shares issued to shareholders in reinvestment of dividends and distributions	1,347,595	15,396,096
Shares redeemed	(22,125,541)	(251,147,131)

Net increase (decrease) in shares outstanding before conversion	4,400,561	50,226,341
Shares converted into Class A (See Note 1)	86,001	974,485
Shares converted from Class A (See Note 1)	(17,872)	(206,920)

Net increase (decrease)	4,468,690	$50,993,906

Year ended October 31, 2013:
Shares sold	21,606,821	$249,459,753
Shares issued to shareholders in reinvestment of dividends and distributions	1,342,687	15,569,800
Shares redeemed	(29,260,211)	(338,297,950)

Net increase (decrease) in shares outstanding before conversion	(6,310,703)	(73,268,397)
Shares converted into Class A (See Note 1)	35,041	408,882
Shares converted from Class A (See Note 1)	(23,070)	(258,175)

Net increase (decrease)	(6,298,732)	$(73,117,690)

Investor Class	Shares	Amount
Year ended October 31, 2014:
Shares sold	100,623	$1,139,152
Shares issued to shareholders in reinvestment of dividends and distributions	8,520	96,885
Shares redeemed	(58,536)	(659,807)

Net increase (decrease) in shares outstanding before conversion	50,607	576,230
Shares converted into Investor Class (See Note 1)	17,903	206,920
Shares converted from Investor Class (See Note 1)	(86,117)	(974,485)

Net increase (decrease)	(17,607)	$(191,335)

Year ended October 31, 2013:
Shares sold	105,633	$1,246,392
Shares issued to shareholders in reinvestment of dividends and distributions	8,913	102,744
Shares redeemed	(51,208)	(577,962)

Net increase (decrease) in shares outstanding before conversion	63,338	771,174
Shares converted into Investor Class (See Note 1)	23,096	258,175
Shares converted from Investor Class (See Note 1)	(35,095)	(408,882)

Net increase (decrease)	51,339	$620,467

43

Notes to Financial Statements (continued)

Class C	Shares	Amount
Year ended October 31, 2014:
Shares sold	9,133,420	$103,760,559
Shares issued to shareholders in reinvestment of dividends and distributions	470,884	5,367,012
Shares redeemed	(5,288,866)	(59,204,434)

Net increase (decrease)	4,315,438	$49,923,137

Year ended October 31, 2013:
Shares sold	6,096,852	$71,383,331
Shares issued to shareholders in reinvestment of dividends and distributions	491,307	5,680,362
Shares redeemed	(7,465,327)	(84,589,069)

Net increase (decrease)	(877,168)	$(7,525,376)

Class I	Shares	Amount
Year ended October 31, 2014:
Shares sold	67,832,998	$775,520,458
Shares issued to shareholders in reinvestment of dividends and distributions	1,764,016	20,256,147
Shares redeemed	(36,547,550)	(415,609,392)

Net increase (decrease)	33,049,464	$380,167,213

Year ended October 31, 2013:
Shares sold	31,386,742	$358,405,827
Shares issued to shareholders in reinvestment of dividends and distributions	1,044,743	12,069,194
Shares redeemed	(22,562,924)	(259,457,896)

Net increase (decrease)	9,868,561	$111,017,125

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2014, events and transactions subsequent to October 31, 2014, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

44	MainStay High Yield Municipal Bond Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay High Yield Municipal Bond Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, and the period from March 31, 2010 (commencement of operations) through October 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay High Yield Municipal Bond Fund of MainStay Funds Trust as of October 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, and the period from March 31, 2010 (commencement of operations) through October 31, 2010, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2014

45

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For Federal individual income tax purposes, the Fund designated 96.4% of the ordinary income dividends paid during its fiscal year ended October 31, 2014 as attributable to interest income from Tax Exempt Municipal Bonds. Such dividends are currently exempt from Federal income taxes under Section 103(a) of the Internal Revenue Code.

In February 2015, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2014. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2014.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record, once it is filed, will be available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii)  on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q will be available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

46	MainStay High Yield Municipal Bond Fund

Board of Trustees and Officers (Unaudited)

The Board of Trustees oversees the actions of the MainStay Group of Funds (which is comprised of Funds that are series of the MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay DefinedTerm Municipal Opportunities Fund) (collectively the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s), and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal.

Under the Retirement Policy, a Board Member must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board Members. Information pertaining to the Board Members and officers is set forth below. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Board Members are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Board Members	John Y. Kim* 9/24/60	Indefinite; The MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008.***	Vice Chairman (since January 2014) and Chief Investment Officer (since 2011), New York Life Insurance Company; President, Investments Group—New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management Holdings LLC (since 2008); Chairman of the Board of Managers (since 2008) and Chief Executive Officer (2008 to 2013), New York Life Investment Management LLC; Member of the Board, MCF Capital Management LLC (since 2012), Private Advisors LLC (since 2010); MacKay Shields LLC and Madison Capital Funding LLC (since 2008); and Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012)	82

MainStay VP Funds Trust:
Trustee since 2008 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

47

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	82

MainStay VP Funds Trust:

Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; The MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82

MainStay VP Funds Trust:

Chairman since 2013 and Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011;

Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	82

MainStay VP Funds Trust:

Trustee since 2006 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; The MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82

MainStay VP Funds Trust:

Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

48	MainStay High Yield Municipal Bond Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40	Indefinite; The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (since 2008); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, University of California—San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011)	82

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 1994 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

	John A. Weisser 10/22/41	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	82

MainStay VP Funds Trust:

Trustee since 1997 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

49

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since January 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Senior Managing Director (since 2012) and Chairman of the Board (since 2008), NYLIM Service Company LLC; Senior Managing Director (since 2005) and Co-President (since January 2014), New York Life Investment Management LLC; President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012))
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, The MainStay Funds and MainStay Funds Trust (since 2014)	Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Assistant Secretary, MainStay VP Funds Trust (2010 to 2014)**, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014); Associate, Dechert LLP (2006 to 2010)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**; Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Insurance Company, New York Life Investment Management LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

50	MainStay High Yield Municipal Bond Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Alternative

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

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MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2014 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1631754 MS360-14	MSMHY11-12/14 (NYLIM) NL243

MainStay ICAP Funds

Message from the President and Annual Report

October 31, 2014

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

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Message from the President

U.S. stocks saw relatively strong results for the 12 months ended October 31, 2014, with several leading U.S. stock indices recording double-digit returns. Despite geopolitical unrest and global economic uncertainty, domestic stocks benefited from accommodative central bank policies, increased merger and acquisition activity and solid corporate earnings.

In the United States, growth stocks outpaced value stocks at all capitalization levels except the very smallest, according to Russell data. Among stocks that Russell deemed defensive, however, the trend reversed, with value tending to outperform growth.

On the whole, international stocks provided disappointing performance during the 12-month reporting period, with returns for leading international stock indices ranging from nearly flat to negative. Increasing investor uncertainty about Europe, China and Japan contributed to the weakness, as did continuing tensions between Russia and Ukraine.

In Europe, slowing growth in gross domestic product (GDP) fueled deflation concerns, and remarks by the European Central Bank were not able to restore market confidence. The slowing pace of growth in China affected many countries, especially export-oriented emerging markets. Japan’s economy struggled after a consumer tax hike in April 2014 led to questions about the viability of the nation’s economic reforms.

For the most part, bond markets provided positive returns, with strong results from convertible bonds and emerging-market bonds overall. The Federal Open Market Committee kept the federal funds target rate in a range near zero throughout the reporting period. This accommodative stance benefited high-yield bonds and leveraged loans as investors searched for yield. The demand for municipal bonds remained consistently strong throughout the reporting period and municipal bond returns were strengthened as supply declined year-over-year.

If there’s anything certain about the stock and bond markets, it’s that there will always be unpredictable elements. This poses a difficult—but not insurmountable—challenge for investors. At MainStay Funds, our portfolio managers seek to prepare for the unknown by employing time-tested strategies and investment techniques as they pursue well-defined investment objectives outlined in the prospectus. Drawing on their own extensive investment experience, they pursue an appropriate balance of risk and reward for their respective Funds, no matter where the markets may move.

The report that follows shows how this approach affected your MainStay Fund(s) during the 12 months ended October 31, 2014. We encourage you to read the report carefully and use it as you evaluate the progress of your investment portfolio. With increasing knowledge, ongoing portfolio adjustments and wise decisions along the way, you may be better able to pursue your long-range financial goals.

We thank you for choosing MainStay Funds, and we are pleased to have earned your trust. We know that with trust comes responsibility; and we will seek to honor that responsibility for as long as you invest with us.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about each Fund. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read each Summary Prospectus and/or Prospectus carefully before investing.

MainStay ICAP Equity Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2014

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	5.67 11.82%	12.85 14.13%	7.51 8.12%	1.16 1.16%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	5.47 11.61	12.55 13.83	7.36 7.96	1.38 1.38
Class C Shares[4]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9.77 10.77	12.97 12.97	7.15 7.15	2.13 2.13
Class I Shares	No Sales Charge		12.09	14.43	8.43	0.91
Class R1 Shares[4]	No Sales Charge		11.97	14.33	8.34	1.01
Class R2 Shares[4]	No Sales Charge		11.70	14.02	8.05	1.26
Class R3 Shares[4]	No Sales Charge		11.43	13.74	7.79	1.51

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements. Effective August 31, 2006, ICAP Equity Fund was renamed MainStay ICAP Equity Fund. At that time, the Fund’s existing no-load shares were redesignated as Class I shares.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on April 29, 2008, include the historical performance of Class A shares through April 28, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class A, C, R1, R2 and R3 shares, first offered on September 1, 2006, include the historical performance of Class I shares through August 31, 2006, adjusted for differences in certain expenses and fees. Unadjusted, the performance for these share classes would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
Russell 1000® Value Index[5]	16.46%	16.49%	7.90%
S&P 500® Index[6]	17.27	16.69	8.20
Average Lipper Large-Cap Value Fund[7]	14.24	14.46	7.03

5.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Value Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s secondary benchmark. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

The average Lipper large-cap value fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap value funds typically have below average characteristics compared to the S&P 500® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay ICAP Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay ICAP Equity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2014, to October 31, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2014, to October 31, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/14	Ending Account Value (Based on Actual Returns and Expenses) 10/31/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/14	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,045.10	$5.82	$1,019.50	$5.75

Investor Class Shares	$1,000.00	$1,044.20	$6.80	$1,018.60	$6.72

Class C Shares	$1,000.00	$1,040.30	$10.65	$1,014.80	$10.51

Class I Shares	$1,000.00	$1,046.30	$4.54	$1,020.80	$4.48

Class R1 Shares	$1,000.00	$1,046.00	$5.11	$1,020.20	$5.04

Class R2 Shares	$1,000.00	$1,044.60	$6.34	$1,019.00	$6.26

Class R3 Shares	$1,000.00	$1,043.40	$7.62	$1,017.70	$7.53

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.13% for Class A, 1.32% for Investor Class, 2.07% for Class C, 0.88% for Class I, 0.99% for Class R1, 1.23% for Class R2 and 1.48% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Industry Composition as of October 31, 2014 (Unaudited)

Media	13.9%
Banks	10.2
Pharmaceuticals	9.4
Capital Markets	7.6
Aerospace & Defense	7.0
Semiconductors & Semiconductor Equipment	5.2
Health Care Providers & Services	5.0
Chemicals	4.6
Industrial Conglomerates	4.6
Oil, Gas & Consumable Fuels	3.6
Health Care Equipment & Supplies	3.5
Energy Equipment & Services	3.3
Insurance	3.0

Auto Components	2.7%
Software	2.5
Electric Utilities	2.1
Wireless Telecommunication Services	2.1
Automobiles	1.9
Technology Hardware, Storage & Peripherals	1.8
Real Estate Investment Trusts	1.6
Containers & Packaging	1.0
Household Durables	0.7
Short-Term Investment	2.9
Other Assets, Less Liabilities	–0.2

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2014 (excluding short-term investment) (Unaudited)

1.	Comcast Corp. Class A

2.	General Electric Co.

3.	Pfizer, Inc.

4.	Boeing Co. (The)

5.	Citigroup, Inc.
6.	Covidien PLC

7.	Bank of America Corp.

8.	Monsanto Co.

9.	PNC Financial Services Group, Inc.

10.	Honeywell International, Inc.

8	MainStay ICAP Equity Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jerrold K. Senser, CFA, Thomas M. Cole, CFA, Andrew P. Starr, CFA, and Matthew T. Swanson, CFA, of Institutional Capital LLC (ICAP), the Fund’s Subadvisor.

How did MainStay ICAP Equity Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2014?

Excluding all sales charges, MainStay ICAP Equity Fund returned 11.82% for Class A shares, 11.61% for Investor Class shares and 10.77% for Class C shares for the 12 months ended October 31, 2014. Over the same period, Class I shares returned 12.09%, Class R1 shares returned 11.97%, Class R2 shares returned 11.70% and Class R3 shares returned 11.43%. For the 12 months ended October 31, 2014, all share classes underperformed the 16.46% return of the Russell 1000® Value Index,1 which is the Fund’s primary broad-based securities-market index, and the 14.24% return of the average Lipper2 large-cap value fund. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective July 9, 2014, Thomas R. Wenzel no longer serves as portfolio manager, and Andrew P. Starr and Matthew T. Swanson were added as portfolio managers of the Fund.

What factors affected the Fund’s relative performance during the reporting period?

A number of key drivers affected the Fund’s performance relative to the Russell 1000® Value Index. Positive stock selection in the financials and consumer staples sectors added to relative performance. Stock selection in the information technology and consumer discretionary sectors, however, detracted from relative performance. The Fund benefited from an underweight position relative to the Russell 1000® Value Index in the energy sector, but an overweight position in the consumer discretionary sector detracted from the Fund’s performance relative to the Index.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Fund’s performance relative to the Russell 1000® Value Index were energy, financials and consumer staples. (Contributions take weightings and total returns into account.) Favorable stock selection was the primary driver in the financials and consumer staples sectors, while an underweight position in the energy sector added to the Fund’s relative performance. The sectors that detracted the most from the Fund’s performance relative to the Russell 1000® Value Index were consumer discretionary, information technology and industrials. Stock selection was the primary driver in all three cases.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Fund’s absolute performance were managed health care company UnitedHealth Group, media company Time Warner and health care products company Covidien. UnitedHealth Group’s Optum business continues to expand and support earnings growth. Time Warner’s cable properties have been increasing affiliate fees and advertising revenue. This enabled the company to return higher levels of cash to shareholders via dividends and stock repurchases. The company also received a takeover bid during the reporting period, and we trimmed the Fund’s position on that strength. The bid was rejected and later withdrawn. Covidien agreed to be acquired by medical device company Medtronic. We believe this should create a diversified and stable medical technology company. All of these positions remained in the Fund at the end of the reporting period.

Detractors from the Fund’s absolute performance during the reporting period included media company Viacom, auto manufacturer Ford and oil and gas firm Occidental Petroleum. Viacom’s advertising revenue was lighter than expected; but in our view, other metrics for this cable network owner remained on track. Ratings improved, the affiliate fee growth outlook remained solid and the company returned substantial levels of cash to shareholders via dividends and buybacks. Ford was hindered by a disappointing outlook for profit margins. The company is undertaking a major brand update with 16 new/refreshed models including Ford’s popular F-150 truck, which now has an aluminum body. We believe that the product refresh, strong pricing and a ramping up of capital returns to investors could help the stock. Occidental Petroleum was affected as the price of crude oil decreased. We anticipate that as the company continues to sell assets, the proceeds could be applied to share repurchases. All of these positions remained in the Fund at the end of the reporting period because we believed that the stocks were attractively valued with strong catalysts for potential appreciation.

Did the Fund make any significant purchases or sales during the reporting period?

We continued to look for stocks with attractive valuations and specific catalysts that we believed could trigger appreciation over a 12- to 18-month time frame. We added global investment bank Goldman Sachs Group. We found the stock’s valuation attractive given the underlying improvement in the company’s business. Equity issuance has steadily increased with rising equity markets, and merger and acquisition activity is

1.	See footnote on page 6 for more information on the Russell 1000® Value Index.
2.	See footnote on page 6 for more information on Lipper Inc.

9

making a slow comeback after being subdued for several years. We also added cable and broadband service provider Comcast. In our view, Comcast’s acquisition of Time Warner Cable could create operational synergies and enable the company to return substantial cash to shareholders.

We eliminated integrated oil & gas company Exxon Mobil in favor of positions that we believed had more attractive potential upside and stronger catalysts. We sold the Fund’s position in consumer finance company Capital One Financial for similar reasons.

How did the Fund’s sector weightings change during the reporting period?

The Fund increased its exposure relative to the Russell 1000® Value Index in the financials and consumer discretionary sectors. Despite the increase, the Fund remained underweight relative to the Index in the financials sector. In the consumer discretionary sector, the Fund increased its already overweight position relative to the Russell 1000® Value Index.

During the reporting period, the Fund decreased its sector weightings relative to the Russell 1000® Value Index in consumer staples and telecommunication services. In the consumer staples sector, the Fund moved to a position that was more substantially underweight relative to the Index. In the telecommunication services sector, the Fund moved from an overweight to a neutral position relative to the Russell 1000® Value Index.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2014, the Fund was most significantly overweight relative to the Russell 1000® Value Index in the consumer discretionary and health care sectors. As of the same date, the Fund was most significantly underweight relative to the Index in the consumer staples and financials sector. This positioning reflected our view on the prospects for economic growth and the relative attractiveness of individual holdings in these sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay ICAP Equity Fund

Portfolio of Investments October 31, 2014

	Shares	Value

Common Stocks 97.3%†
Aerospace & Defense 7.0%
♦Boeing Co. (The)	370,400	$46,266,664
♦Honeywell International, Inc.	393,075	37,782,369

		84,049,033

Auto Components 2.7%
Johnson Controls, Inc.	679,321	32,097,917

Automobiles 1.9%
Ford Motor Co.	1,582,550	22,298,130

Banks 10.2%
♦Bank of America Corp.	2,406,850	41,301,546
♦Citigroup, Inc.	806,500	43,171,945
♦PNC Financial Services Group, Inc.	438,950	37,920,890

		122,394,381

Capital Markets 7.6%
Ameriprise Financial, Inc.	231,600	29,220,972
Goldman Sachs Group, Inc. (The)	188,050	35,727,620
Northern Trust Corp.	397,638	26,363,399

		91,311,991

Chemicals 4.6%
♦Monsanto Co.	348,669	40,110,882
Mosaic Co. (The)	327,250	14,500,447

		54,611,329

Containers & Packaging 1.0%
Owens-Illinois, Inc. (a)	443,941	11,440,360

Electric Utilities 2.1%
Exelon Corp.	690,600	25,269,054

Energy Equipment & Services 3.3%
Cameron International Corp. (a)	285,050	16,974,727
Halliburton Co.	415,950	22,935,483

		39,910,210

Health Care Equipment & Supplies 3.5%
♦Covidien PLC	449,756	41,575,445

Health Care Providers & Services 5.0%
Express Scripts Holding Co. (a)	351,950	27,036,799
UnitedHealth Group, Inc.	348,900	33,148,989

		60,185,788

Household Durables 0.7%
Mohawk Industries, Inc. (a)	59,100	8,394,564

	Shares	Value

Industrial Conglomerates 4.6%
♦General Electric Co.	2,132,200	$55,032,082

Insurance 3.0%
ACE, Ltd.	325,141	35,537,911

Media 13.9%
♦Comcast Corp. Class A	1,006,430	55,705,900
Liberty Media Corp. Class A (a)	72,050	3,459,841
Liberty Media Corp. Class C (a)	320,750	15,373,548
Omnicom Group, Inc.	262,700	18,877,622
Time Warner, Inc.	319,195	25,366,427
Time, Inc. (a)	512,749	11,583,000
Viacom, Inc. Class B	493,034	35,833,711

		166,200,049

Oil, Gas & Consumable Fuels 3.6%
Encana Corp.	751,850	14,006,966
Occidental Petroleum Corp.	331,150	29,449,169

		43,456,135

Pharmaceuticals 9.4%
Bristol-Myers Squibb Co.	396,800	23,089,792
Novartis A.G., Sponsored ADR	97,700	9,055,813
♦Pfizer, Inc.	1,597,620	47,848,719
Valeant Pharmaceuticals International, Inc. (a)	245,150	32,614,756

		112,609,080

Real Estate Investment Trusts 1.6%
American Tower Corp.	193,200	18,837,000

Semiconductors & Semiconductor Equipment 5.2%
ASML Holding N.V., NY Registered Shares	194,150	19,352,872
Broadcom Corp. Class A	295,750	12,386,010
Texas Instruments, Inc.	599,588	29,775,540

		61,514,422

Software 2.5%
Oracle Corp.	751,650	29,351,933

Technology Hardware, Storage & Peripherals 1.8%
NetApp, Inc.	504,850	21,607,580

Wireless Telecommunication Services 2.1%
Vodafone Group PLC, Sponsored ADR	756,718	25,138,172

Total Common Stocks (Cost $921,769,056)		1,162,822,566

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2014, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2014 (continued)

	Principal Amount	Value

Short-Term Investment 2.9%
Repurchase Agreement 2.9%
State Street Bank and Trust Co. 0.00%, dated 10/31/14 due 11/3/14 Proceeds at Maturity $34,809,843 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 1.96% and a maturity date of 11/7/22, with a Principal Amount of $37,635,000 and a Market Value of $35,507,606)	$34,809,843	$34,809,843

Total Short-Term Investment (Cost $34,809,843)		34,809,843

Total Investments (Cost $956,578,899) (b)	100.2%	1,197,632,409
Other Assets, Less Liabilities	(0.2)	(2,149,891)
Net Assets	100.0%	$1,195,482,518
(a)	Non-income producing security.

(b)	As of October 31, 2014, cost was $963,409,062 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$244,864,851
Gross unrealized depreciation	(10,641,504)

Net unrealized appreciation	$234,223,347

The following abbreviation is used in the above portfolio:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of October 31, 2014, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,162,822,566	$—	$—	$1,162,822,566
Short-Term Investment
Repurchase Agreement	—	34,809,843	—	34,809,843

Total Investments in Securities	$1,162,822,566	$34,809,843	$—	$1,197,632,409

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2014, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements.
(See Note 2)

As of October 31, 2014, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12	MainStay ICAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2014

Assets
Investment in securities, at value (identified cost $956,578,899)	$1,197,632,409
Receivables:
Investment securities sold	7,664,013
Dividends	1,255,324
Fund shares sold	606,969
Other assets	41,666

Total assets	1,207,200,381

Liabilities
Payables:
Investment securities purchased	8,369,481
Fund shares redeemed	2,310,625
Manager (See Note 3)	817,457
Transfer agent (See Note 3)	134,789
NYLIFE Distributors (See Note 3)	28,448
Shareholder communication	25,006
Professional fees	12,211
Trustees	2,521
Custodian	1,230
Accrued expenses	16,095

Total liabilities	11,717,863

Net assets	$1,195,482,518

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$21,860
Additional paid-in capital	857,444,698

857,466,558
Undistributed net investment income	13,485,306
Accumulated net realized gain (loss) on investments and foreign currency transactions	83,477,144
Net unrealized appreciation (depreciation) on investments	241,053,510

Net assets	$1,195,482,518

Class A
Net assets applicable to outstanding shares	$47,925,066

Shares of beneficial interest outstanding	877,539

Net asset value per share outstanding	$54.61
Maximum sales charge (5.50% of offering price)	3.18

Maximum offering price per share outstanding	$57.79

Investor Class
Net assets applicable to outstanding shares	$14,297,074

Shares of beneficial interest outstanding	262,204

Net asset value per share outstanding	$54.53
Maximum sales charge (5.50% of offering price)	3.17

Maximum offering price per share outstanding	$57.70

Class C
Net assets applicable to outstanding shares	$13,942,426

Shares of beneficial interest outstanding	258,484

Net asset value and offering price per share outstanding	$53.94

Class I
Net assets applicable to outstanding shares	$1,089,935,221

Shares of beneficial interest outstanding	19,924,263

Net asset value and offering price per share outstanding	$54.70

Class R1
Net assets applicable to outstanding shares	$10,434,315

Shares of beneficial interest outstanding	190,655

Net asset value and offering price per share outstanding	$54.73

Class R2
Net assets applicable to outstanding shares	$15,618,079

Shares of beneficial interest outstanding	286,024

Net asset value and offering price per share outstanding	$54.60

Class R3
Net assets applicable to outstanding shares	$3,330,337

Shares of beneficial interest outstanding	61,122

Net asset value and offering price per share outstanding	$54.49

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the year ended October 31, 2014

Investment Income (Loss)
Income
Dividends (a)	$36,592,040

Expenses
Manager (See Note 3)	9,313,011
Transfer agent (See Note 3)	807,883
Distribution/Service—Class A (See Note 3)	114,744
Distribution/Service—Investor Class (See Note 3)	35,303
Distribution/Service—Class C (See Note 3)	129,749
Distribution/Service—Class R2 (See Note 3)	49,882
Distribution/Service—Class R3 (See Note 3)	18,554
Registration	82,965
Professional fees	74,273
Shareholder communication	54,761
Shareholder service (See Note 3)	33,428
Trustees	20,266
Custodian	14,944
Interest expense (See Note 6)	530
Miscellaneous	32,147

Total expenses	10,782,440

Net investment income (loss)	25,809,600

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	143,282,613
Foreign currency transactions	(1,464)

Net realized gain (loss) on investments and foreign currency transactions	143,281,149

Net change in unrealized appreciation (depreciation) on investments	(38,749,437)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	104,531,712

Net increase (decrease) in net assets resulting from operations	$130,341,312

(a)	Dividends recorded net of foreign withholding taxes in the amount of $235,158.

14	MainStay ICAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2014 and October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$25,809,600	$13,687,521
Net realized gain (loss) on investments and foreign currency transactions	143,281,149	95,216,261
Net change in unrealized appreciation (depreciation) on investments	(38,749,437)	120,785,454

Net increase (decrease) in net assets resulting from operations	130,341,312	229,689,236

Dividends to shareholders:
From net investment income:
Class A	(408,123)	(445,308)
Investor Class	(98,374)	(126,425)
Class C	(3,825)	(24,641)
Class I	(11,892,843)	(12,772,422)
Class R1	(99,923)	(96,977)
Class R2	(156,219)	(183,496)
Class R3	(20,186)	(27,112)

Total dividends to shareholders	(12,679,493)	(13,676,381)

Capital share transactions:
Net proceeds from sale of shares	291,772,244	245,780,528
Net asset value of shares issued to shareholders in reinvestment of dividends	12,330,710	13,275,733
Cost of shares redeemed	(295,367,472)	(286,245,665)

Increase (decrease) in net assets derived from capital share transactions	8,735,482	(27,189,404)

Net increase (decrease) in net assets	126,397,301	188,823,451

Net Assets
Beginning of year	1,069,085,217	880,261,766

End of year	$1,195,482,518	$1,069,085,217

Undistributed net investment income at end of year	$13,485,306	$356,663

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2014	2013	2012	2011	2010
Net asset value at beginning of year	$49.27	$39.41	$35.07	$33.84	$29.89

Net investment income (loss) (a)	1.04	0.52	0.55	0.49	0.34
Net realized and unrealized gain (loss) on investments	4.76	9.87	4.34	1.19	3.96

Total from investment operations	5.80	10.39	4.89	1.68	4.30

Less dividends:
From net investment income	(0.46)	(0.53)	(0.55)	(0.45)	(0.35)

Net asset value at end of year	$54.61	$49.27	$39.41	$35.07	$33.84

Total investment return (b)	11.82%	26.56%	13.93%	4.94%	14.44%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.99%	1.15%	1.46%	1.34%	1.08%
Net expenses	1.14%	1.16%	1.17%	1.18%	1.18%
Portfolio turnover rate	58%	50%	75%	74%	64%
Net assets at end of year (in 000’s)	$47,925	$44,770	$29,809	$28,388	$24,138

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Investor Class	2014	2013	2012	2011	2010
Net asset value at beginning of year	$49.20	$39.34	$35.05	$33.81	$29.89

Net investment income (loss) (a)	0.97	0.43	0.46	0.37	0.22
Net realized and unrealized gain (loss) on investments	4.73	9.86	4.30	1.22	3.95

Total from investment operations	5.70	10.29	4.76	1.59	4.17

Less dividends:
From net investment income	(0.37)	(0.43)	(0.47)	(0.35)	(0.25)

Net asset value at end of year	$54.53	$49.20	$39.34	$35.05	$33.81

Total investment return (b)	11.61%	26.30%	13.61%	4.67%	14.02%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.85%	0.96%	1.22%	1.01%	0.69%
Net expenses	1.33%	1.38%	1.43%	1.46%	1.56%
Portfolio turnover rate	58%	50%	75%	74%	64%
Net assets at end of year (in 000’s)	$14,297	$13,829	$11,979	$11,633	$12,036

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

16	MainStay ICAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class C	2014	2013	2012	2011	2010
Net asset value at beginning of year	$48.71	$38.97	$34.78	$33.59	$29.78

Net investment income (loss) (a)	0.56	0.08	0.17	0.09	(0.02)
Net realized and unrealized gain (loss) on investments	4.69	9.77	4.28	1.21	3.93

Total from investment operations	5.25	9.85	4.45	1.30	3.91

Less dividends:
From net investment income	(0.02)	(0.11)	(0.26)	(0.11)	(0.10)

Net asset value at end of year	$53.94	$48.71	$38.97	$34.78	$33.59

Total investment return (b)	10.77%	25.36%	12.77%	3.86%	13.15%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.08%	0.19%	0.44%	0.26%	(0.07%)
Net expenses	2.08%	2.13%	2.18%	2.21%	2.31%
Portfolio turnover rate	58%	50%	75%	74%	64%
Net assets at end of year (in 000’s)	$13,942	$11,696	$8,620	$7,872	$6,825

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Class I	2014	2013	2012	2011	2010
Net asset value at beginning of year	$49.35	$39.47	$35.12	$33.89	$29.93

Net investment income (loss) (a)	1.18	0.64	0.65	0.57	0.43
Net realized and unrealized gain (loss) on investments	4.76	9.89	4.34	1.22	3.96

Total from investment operations	5.94	10.53	4.99	1.79	4.39

Less dividends:
From net investment income	(0.59)	(0.65)	(0.64)	(0.56)	(0.43)

Net asset value at end of year	$54.70	$49.35	$39.47	$35.12	$33.89

Total investment return (b)	12.09%	26.90%	14.23%	5.23%	14.76%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.25%	1.44%	1.72%	1.57%	1.35%
Net expenses	0.89%	0.90%	0.90%	0.90%	0.90%
Expenses (before waiver/reimbursement)	0.89%	0.91%	0.92%	0.93%	0.93%
Portfolio turnover rate	58%	50%	75%	74%	64%
Net assets at end of year (in 000’s)	$1,089,935	$965,386	$809,605	$725,422	$801,517

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R1	2014	2013	2012	2011	2010
Net asset value at beginning of year	$49.37	$39.49	$35.14	$33.91	$29.94

Net investment income (loss) (a)	1.09	0.59	0.63	0.53	0.40
Net realized and unrealized gain (loss) on investments	4.81	9.90	4.33	1.22	3.97

Total from investment operations	5.90	10.49	4.96	1.75	4.37

Less dividends:
From net investment income	(0.54)	(0.61)	(0.61)	(0.52)	(0.40)

Net asset value at end of year	$54.73	$49.37	$39.49	$35.14	$33.91

Total investment return (b)	11.97%	26.80%	14.13%	5.14%	14.67%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.08%	1.32%	1.65%	1.47%	1.24%
Net expenses	0.99%	0.99%	0.99%	0.99%	1.01%
Expenses (before reimbursement/waiver)	0.99%	1.01%	1.02%	1.03%	1.03%
Portfolio turnover rate	58%	50%	75%	74%	64%
Net assets at end of year (in 000’s)	$10,434	$8,744	$4,658	$3,869	$3,351

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.

	Year ended October 31,
Class R2	2014	2013	2012	2011	2010
Net asset value at beginning of year	$49.27	$39.40	$35.08	$33.85	$29.90

Net investment income (loss) (a)	1.04	0.47	0.47	0.44	0.30
Net realized and unrealized gain (loss) on investments	4.70	9.89	4.37	1.21	3.97

Total from investment operations	5.74	10.36	4.84	1.65	4.27

Less dividends:
From net investment income	(0.41)	(0.49)	(0.52)	(0.42)	(0.32)

Net asset value at end of year	$54.60	$49.27	$39.40	$35.08	$33.85

Total investment return (b)	11.70%	26.44%	13.82%	4.84%	14.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.99%	1.05%	1.24%	1.22%	0.93%
Net expenses	1.24%	1.26%	1.27%	1.28%	1.28%
Portfolio turnover rate	58%	50%	75%	74%	64%
Net assets at end of year (in 000’s)	$15,618	$21,208	$12,618	$6,096	$4,313

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.

18	MainStay ICAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R3	2014	2013	2012	2011	2010
Net asset value at beginning of year	$49.16	$39.32	$35.04	$33.81	$29.89

Net investment income (loss) (a)	0.91	0.38	0.43	0.33	0.22
Net realized and unrealized gain (loss) on investments	4.70	9.84	4.30	1.23	3.97

Total from investment operations	5.61	10.22	4.73	1.56	4.19

Less dividends:
From net investment income	(0.28)	(0.38)	(0.45)	(0.33)	(0.27)

Net asset value at end of year	$54.49	$49.16	$39.32	$35.04	$33.81

Total investment return (b)	11.43%	26.11%	13.52%	4.59%	14.07%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.75%	0.85%	1.15%	0.92%	0.70%
Net expenses	1.49%	1.51%	1.52%	1.53%	1.53%
Portfolio turnover rate	58%	50%	75%	74%	64%
Net assets at end of year (in 000’s)	$3,330	$3,452	$2,972	$2,864	$2,257

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

MainStay ICAP Select Equity Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2014

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges	4.81%	12.48%	7.66%	1.23%
		Excluding sales charges	10.91	13.76	8.27	1.23
Investor Class Shares[3]	Maximum 5.5% I nitial Sales Charge	With sales charges	4.63	12.22	7.50	1.38
		Excluding sales charges	10.72	13.49	8.11	1.38
Class B Shares[5]	Maximum 5% CDSC	With sales charges	4.91	12.40	7.31	2.13
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges	9.91	12.65	7.31	2.13
Class C Shares[4]	Maximum 1% CDSC	With sales charges	8.91	12.64	7.31	2.13
	if Redeemed Within One Year of Purchase	Excluding sales charges	9.91	12.64	7.31	2.13
Class I Shares	No Sales Charge		11.23	14.08	8.56	0.98
Class R1 Shares[4]	No Sales Charge		11.12	13.93	8.44	1.08
Class R2 Shares[4]	No Sales Charge		10.84	13.64	8.17	1.33
Class R3 Shares[4]	No Sales Charge		10.47	13.30	7.88	1.58
Class R6 Shares[6]	No Sales Charge		11.30	14.10	8.58	0.81

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements. Effective August 31, 2006, ICAP Select Equity Fund was renamed MainStay ICAP Select Equity Fund. At that time, the Fund’s existing no-load shares were redesignated as Class I shares.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on April 29, 2008, include the historical performance of Class A shares through April 28, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance for Investor Class shares would likely have been different.
4.	Performance figures for Class A, C, R1, R2 and R3 shares, first offered on September 1, 2006, include the historical performance of Class I shares through August 31, 2006, adjusted for differences in certain expenses and fees. Unadjusted, the performance for these share classes would likely have been different.
5.	Performance figures for Class B shares, first offered on November 13, 2009, include the historical performance of Class I shares through November 12, 2009, adjusted for differences in certain expenses and fees. Unadjusted, the performance for Class B shares would likely have been different.
6.	Performance figures for Class R6 shares, first offered on June 17, 2013, include the historical performance of Class I shares through June 16, 2013.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

20	MainStay ICAP Select Equity Fund

Benchmark Performance	One Year	Five Years	Ten Years
Russell 1000® Value Index[7]	16.46%	16.49%	7.90%
S&P 500® Index[8]	17.27	16.69	8.20
Average Lipper Large-Cap Value Fund[9]	14.24	14.46	7.03

Performance for Class R6 shares would likely have been different because of differences in expenses attributable to each share class.
7.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Value Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

8.	“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s secondary benchmark. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
9.

The average Lipper large-cap value fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap value funds typically have below average characteristics compared to the S&P 500® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

21

Cost in Dollars of a $1,000 Investment in MainStay ICAP Select Equity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2014, to October 31, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2014, to October 31, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/14	Ending Account Value (Based on Actual Returns and Expenses) 10/31/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/14	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,039.40	$6.07	$1,019.30	$6.01

Investor Class Shares	$1,000.00	$1,038.40	$6.88	$1,018.50	$6.82

Class B Shares	$1,000.00	$1,034.50	$10.72	$1,014.70	$10.61

Class C Shares	$1,000.00	$1,034.50	$10.72	$1,014.70	$10.61

Class I Shares	$1,000.00	$1,040.80	$4.63	$1,020.70	$4.58

Class R1 Shares	$1,000.00	$1,040.20	$5.14	$1,020.20	$5.09

Class R2 Shares	$1,000.00	$1,039.00	$6.42	$1,018.90	$6.36

Class R3 Shares	$1,000.00	$1,037.10	$8.16	$1,017.20	$8.08

Class R6 Shares	$1,000.00	$1,041.20	$4.22	$1,021.07	$4.18

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.18% for Class A, 1.34% for Investor Class, 2.09% for Class B and Class C, 0.90% for Class I, 1.00% for Class R1, 1.25% for Class R2, 1.59% for Class R3 and 0.82% for Class R6) multiplied by the average account value over the period, divided by 365 and multiplied by 184 for Class A, Investor Class, Class B, Class C, Class I, Class R1, Class R2, Class R3 and Class R6 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

22	MainStay ICAP Select Equity Fund

Industry Composition as of October 31, 2014 (Unaudited)

Media	14.4%
Banks	12.4
Pharmaceuticals	11.2
Capital Markets	9.7
Industrial Conglomerates	6.4
Health Care Providers & Services	5.6
Chemicals	5.3
Health Care Equipment & Supplies	4.8
Aerospace & Defense	4.7
Semiconductors & Semiconductor Equipment	4.7
Energy Equipment & Services	3.9

Auto Components	3.7%
Software	3.0
Electric Utilities	2.5
Automobiles	2.2
Technology Hardware, Storage & Peripherals	2.2
Oil, Gas & Consumable Fuels	1.3
Short-Term Investment	0.8
Other Assets, Less Liabilities	1.2

100.0%

See Portfolio of Investments beginning on page 26 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2014 (excluding short-term investment) (Unaudited)

1.	General Electric Co.

2.	Comcast Corp. Class A

3.	Pfizer, Inc.

4.	Medtronic, Inc.

5.	Boeing Co. (The)
6.	Citigroup, Inc.

7.	Bank of America Corp.

8.	PNC Financial Services Group, Inc. (The)

9.	Monsanto Co.

10.	Viacom, Inc. Class B

23

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jerrold K. Senser, CFA, Thomas M. Cole, CFA, Andrew P. Starr, CFA, and Matthew T. Swanson, CFA, of Institutional Capital LLC (ICAP), the Fund’s Subadvisor.

How did MainStay ICAP Select Equity Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2014?

Excluding all sales charges, MainStay ICAP Select Equity Fund returned 10.91% for Class A shares, 10.72% for Investor Class shares and 9.91% for Class B and Class C shares for the 12 months ended October 31, 2014. Over the same period, Class I shares returned 11.23%, Class R1 shares returned 11.12%, Class R2 shares returned 10.84%, Class R3 shares returned 10.47% and Class R6 shares returned 11.30%. For the 12 months ended October 31, 2014, all share classes underperformed the 16.46% return of the Russell 1000® Value Index,1 which is the Fund’s primary broad-based securities-market index, and the 14.24% return of the average Lipper2 large-cap value fund. See page 20 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective July 9, 2014, Thomas R. Wenzel no longer serves as portfolio manager, and Andrew P. Starr and Matthew T. Swanson were added as portfolio managers of the Fund.

What factors affected the Fund’s relative performance during the reporting period?

A number of key drivers affected the Fund’s performance relative to the Russell 1000® Value Index. Positive stock selection in the consumer staples and utilities sectors added to relative performance. Stock selection in the information technology and industrials sectors, however, detracted from relative performance. The Fund benefited from an underweight position relative to the Russell 1000® Value Index in the energy sector, but an overweight position in the consumer discretionary sector detracted from the Fund’s performance relative to the Index.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Fund’s performance relative to the Russell 1000® Value Index were energy, consumer staples and utilities. (Contributions take weightings and total returns into account.) Favorable stock selection was the primary driver in the consumer staples and utilities sectors, while an underweight position in the energy sector added to the Fund’s relative performance. The sectors that detracted the most from the Fund’s performance relative to the Russell 1000® Value Index were consumer discretionary, information technology and industrials. Stock selection was the primary driver in all three cases.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Fund’s absolute performance were media company Time Warner, pharmacy retailer and benefits manager CVS Health and global financial services company Bank of America. Time Warner’s cable properties have been increasing affiliate fees and advertising revenue. This enabled the company to return higher levels of cash to shareholders via dividends and stock repurchases. The company also received a takeover bid during the reporting period, and we trimmed the Fund’s position on that strength. The bid was rejected and later withdrawn. CVS Health drove sales and earnings through several initiatives and returned cash to shareholders. Bank of America is executing its plan to drive higher core profitability with a cost-savings program and gradual improvement in loan growth. Investor sentiment on the stock improved during the reporting period as the company reached a settlement with the federal government over the sale of mortgage-backed securities. Time Warner and Bank of America remained in the Fund at the end of the reporting period, while CVS Health was sold in favor of positions that, in our view, had more attractive relative valuations.

Detractors from the Fund’s absolute performance during the reporting period included media company Viacom, auto manufacturer Ford and security software company Symantec. Viacom’s advertising revenue was lighter than expected; but in our view, other metrics for this cable network owner remained on track. Ratings improved, the affiliate fee growth outlook remained solid and the company returned substantial levels of cash to shareholders via dividends and buybacks. Ford was hindered by a disappointing outlook for profit margins. The company is undertaking a major brand update with 16 new/refreshed models including Ford’s popular F-150 truck, which now has an aluminum body. We believe that the product refresh, strong pricing and a ramping up of capital returns to investors could help the stock. Symantec was affected as increased investment spending hurt profit margins. We sold the stock because its investment catalyst had been delayed beyond our time horizon. Viacom and Ford remained in the Fund at the end of the reporting period because we believed that the stocks were attractively valued with strong catalysts for potential appreciation.

Did the Fund make any significant purchases or sales during the reporting period?

We continued to look for stocks with attractive valuations and specific catalysts that we believed could trigger appreciation

1.	See footnote on page 21 for more information on the Russell 1000® Value Index.
2.	See footnote on page 21 for more information on Lipper Inc.

24	MainStay ICAP Select Equity Fund

over a 12- to 18-month time frame. We added global investment bank Goldman Sachs Group. We found the stock’s valuation attractive given the underlying improvement in the company’s business. Equity issuance has steadily increased with rising equity markets, and merger and acquisition activity is making a slow comeback after being subdued for several years. We also added cable and broadband service provider Comcast. In our view, Comcast’s acquisition of Time Warner Cable could create operational synergies and could enable the company to return substantial cash to shareholders.

We eliminated integrated oil & gas company Exxon Mobil in favor of positions that we believed had more attractive potential upside and stronger catalysts. We sold the Fund’s position in consumer finance company Capital One Financial for similar reasons.

How did the Fund’s sector weightings change during the reporting period?

The Fund increased its exposure relative to the Russell 1000® Value Index in the health care and financials sectors. In the health care sector the Fund moved from a neutral to an overweight position relative to the Index. Despite the increase in financials, the Fund remained underweight relative to the Russell 1000® Value Index in the sector.

During the reporting period, the Fund decreased its sector weightings relative to the Russell 1000® Value Index in telecommunication services and energy. In the telecommunication services sector, the Fund moved from an overweight to a neutral position relative to the Index. In the energy sector, the Fund moved to a position that was more substantially underweight relative to the Index.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2014, the Fund was most significantly overweight relative to the Russell 1000® Value Index in the consumer discretionary and health care sectors. As of the same date, the Fund was most significantly underweight relative to the Index in the consumer staples and financials sectors. This positioning reflected our view on the prospects for economic growth and the relative attractiveness of individual holdings in these sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

25

Portfolio of Investments October 31, 2014

	Shares	Value

Common Stocks 98.0%†
Aerospace & Defense 4.7%
♦Boeing Co. (The)	1,837,900	$229,572,089

Auto Components 3.7%
Johnson Controls, Inc.	3,762,025	177,755,681

Automobiles 2.2%
Ford Motor Co.	7,500,150	105,677,114

Banks 12.4%
♦Bank of America Corp.	11,839,050	203,158,098
♦Citigroup, Inc.	3,943,357	211,087,900
♦PNC Financial Services Group, Inc. (The)	2,206,600	190,628,174

		604,874,172

Capital Markets 9.7%
Ameriprise Financial, Inc.	1,213,350	153,088,370
Goldman Sachs Group, Inc. (The)	904,050	171,760,459
Northern Trust Corp.	2,192,911	145,389,999

		470,238,828

Chemicals 5.3%
♦Monsanto Co.	1,638,603	188,504,889
Mosaic Co. (The)	1,614,850	71,554,004

		260,058,893

Electric Utilities 2.5%
Exelon Corp.	3,363,150	123,057,659

Energy Equipment & Services 3.9%
Cameron International Corp. (a)	1,293,600	77,033,880
Halliburton Co.	2,078,300	114,597,462

		191,631,342

Health Care Equipment & Supplies 4.8%
♦Medtronic, Inc.	3,456,603	235,602,060

Health Care Providers & Services 5.6%
Express Scripts Holding Co. (a)	1,578,300	121,245,006
UnitedHealth Group, Inc.	1,576,150	149,750,011

		270,995,017

Industrial Conglomerates 6.4%
♦General Electric Co.	11,990,715	309,480,354

Media 14.4%
♦Comcast Corp. Class A	5,019,550	277,832,093
Liberty Media Corp. Class C (a)	2,310,500	110,742,265
Omnicom Group, Inc.	152,850	10,983,801

	Shares	Value

Media (continued)
Time Warner, Inc.	1,498,324	$119,071,808
♦Viacom, Inc. Class B	2,483,194	180,478,540

		699,108,507

Oil, Gas & Consumable Fuels 1.3%
Encana Corp.	3,390,400	63,163,152

Pharmaceuticals 11.2%
Bristol-Myers Squibb Co.	2,018,500	117,456,515
♦Pfizer, Inc.	9,257,703	277,268,205
Valeant Pharmaceuticals International, Inc. (a)	1,124,100	149,550,264

		544,274,984

Semiconductors & Semiconductor Equipment 4.7%
ASML Holding N.V., NY Registered Shares	874,350	87,155,208
Texas Instruments, Inc.	2,863,850	142,218,791

		229,373,999

Software 3.0%
Oracle Corp.	3,690,650	144,119,883

Technology Hardware, Storage & Peripherals 2.2%
NetApp, Inc.	2,557,550	109,463,140

Total Common Stocks (Cost $3,856,776,071)		4,768,446,874

	Principal Amount
Short-Term Investment 0.8%
Repurchase Agreement 0.8%
State Street Bank and Trust Co. 0.00%, dated 10/31/14 due 11/3/14 Proceeds at Maturity $39,370,655 (Collateralized by a Federal National Mortgage Association security with a rate of 2.14% and a maturity date of 11/7/22, with a Principal Amount of $41,785,000 and a Market Value of $40,160,107)	$39,370,655	39,370,655

Total Short-Term Investment (Cost $39,370,655)		39,370,655

Total Investments (Cost $3,896,146,726) (b)	98.8%	4,807,817,529
Other Assets, Less Liabilities	1.2	59,366,945
Net Assets	100.0%	$4,867,184,474

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2014, excluding short-term investment. May be subject to change daily.

26	MainStay ICAP Select Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(a)	Non-income producing security.

(b)	As of October 31, 2014, cost was $3,916,740,962 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$922,912,564
Gross unrealized depreciation	(31,835,997)

Net unrealized appreciation	$891,076,567

The following is a summary of the fair valuations according to the inputs used as of October 31, 2014, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$4,768,446,874	$—	$—	$4,768,446,874
Short-Term Investment
Repurchase Agreement	—	39,370,655	—	39,370,655

Total Investments in Securities	$4,768,446,874	$39,370,655	$—	$4,807,817,529

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2014, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2014, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Statement of Assets and Liabilities as of October 31, 2014

Assets
Investment in securities, at value (identified cost $3,896,146,726)	$4,807,817,529
Receivables:
Investment securities sold	94,791,655
Fund shares sold	8,391,659
Dividends and interest	4,983,770
Other assets	91,158

Total assets	4,916,075,771

Liabilities
Payables:
Investment securities purchased	38,602,951
Fund shares redeemed	5,438,005
Manager (See Note 3)	2,782,323
Transfer agent (See Note 3)	1,407,680
NYLIFE Distributors (See Note 3)	341,381
Shareholder communication	228,245
Professional fees	37,008
Trustees	9,928
Custodian	3,248
Accrued expenses	40,528

Total liabilities	48,891,297

Net assets	$4,867,184,474

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$94,472
Additional paid-in capital	3,378,406,230

3,378,500,702
Undistributed net investment income	76,968,399
Accumulated net realized gain (loss) on investments	500,044,570
Net unrealized appreciation (depreciation) on investments	911,670,803

Net assets	$4,867,184,474

Class A
Net assets applicable to outstanding shares	$810,779,928

Shares of beneficial interest outstanding	15,753,404

Net asset value per share outstanding	$51.47
Maximum sales charge (5.50% of offering price)	3.00

Maximum offering price per share outstanding	$54.47

Investor Class
Net assets applicable to outstanding shares	$190,460,617

Shares of beneficial interest outstanding	3,701,157

Net asset value per share outstanding	$51.46
Maximum sales charge (5.50% of offering price)	3.00

Maximum offering price per share outstanding	$54.46

Class B
Net assets applicable to outstanding shares	$47,317,230

Shares of beneficial interest outstanding	927,453

Net asset value and offering price per share outstanding	$51.02

Class C
Net assets applicable to outstanding shares	$107,146,176

Shares of beneficial interest outstanding	2,100,653

Net asset value and offering price per share outstanding	$51.01

Class I
Net assets applicable to outstanding shares	$3,522,229,699

Shares of beneficial interest outstanding	68,316,876

Net asset value and offering price per share outstanding	$51.56

Class R1
Net assets applicable to outstanding shares	$52,837,805

Shares of beneficial interest outstanding	1,024,617

Net asset value and offering price per share outstanding	$51.57

Class R2
Net assets applicable to outstanding shares	$27,846,616

Shares of beneficial interest outstanding	541,024

Net asset value and offering price per share outstanding	$51.47

Class R3
Net assets applicable to outstanding shares	$12,979,871

Shares of beneficial interest outstanding	252,596

Net asset value and offering price per share outstanding	$51.39

Class R6
Net assets applicable to outstanding shares	$95,586,532

Shares of beneficial interest outstanding	1,854,265

Net asset value and offering price per share outstanding	$51.55

28	MainStay ICAP Select Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2014

Investment Income (Loss)
Income
Dividends (a)	$185,884,080
Interest	17

Total income	185,884,097

Expenses
Manager (See Note 3)	42,094,455
Transfer agent (See Note 3)	8,798,040
Distribution/Service—Class A (See Note 3)	2,127,593
Distribution/Service—Investor Class (See Note 3)	486,036
Distribution/Service—Class B (See Note 3)	499,369
Distribution/Service—Class C (See Note 3)	1,105,449
Distribution/Service—Class R2 (See Note 3)	74,468
Distribution/Service—Class R3 (See Note 3)	66,652
Shareholder communication	651,031
Professional fees	187,458
Registration	185,580
Shareholder service (See Note 3)	97,493
Trustees	91,060
Custodian	44,109
Miscellaneous	104,890

Total expenses before waiver/reimbursement	56,613,683
Expense waiver/reimbursement from Manager (See Note 3)	(3,779,245)

Net expenses	52,834,438

Net investment income (loss)	133,049,659

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	772,993,609
Net change in unrealized appreciation (depreciation) on investments	(352,983,811)

Net realized and unrealized gain (loss) on investments	420,009,798

Net increase (decrease) in net assets resulting from operations	$553,059,457

(a)	Dividends recorded net of foreign withholding taxes in the amount of $146,294.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Statements of Changes in Net Assets

for the years ended October 31, 2014 and October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$133,049,659	$61,325,501
Net realized gain (loss) on investments	772,993,609	348,034,759
Net change in unrealized appreciation (depreciation) on investments	(352,983,811)	631,243,157

Net increase (decrease) in net assets resulting from operations	553,059,457	1,040,603,417

Dividends to shareholders:
From net investment income:
Class A	(7,925,918)	(8,615,536)
Investor Class	(1,513,117)	(1,857,772)
Class B	(21,125)	(139,133)
Class C	(46,291)	(268,444)
Class I	(47,397,446)	(48,685,279)
Class R1	(621,602)	(408,808)
Class R2	(266,530)	(292,197)
Class R3	(72,270)	(126,000)
Class R6	(613,461)	(194)

Total dividends to shareholders	(58,477,760)	(60,393,363)

Capital share transactions:
Net proceeds from sale of shares (a)	1,153,078,426	1,268,257,631
Net asset value of shares issued to shareholders in reinvestment of dividends	55,882,205	56,202,548
Cost of shares redeemed	(1,909,740,906)	(1,119,648,402)

Increase (decrease) in net assets derived from capital share transactions	(700,780,275)	204,811,777

Net increase (decrease) in net assets	(206,198,578)	1,185,021,831

Net Assets
Beginning of year	5,073,383,052	3,888,361,221

End of year	$4,867,184,474	$5,073,383,052

Undistributed net investment income at end of year	$76,968,399	$2,396,500

(a)	Includes in-kind purchases in the amount of $21,133,956 during the year ended October 31, 2014. (See Note 9)

30	MainStay ICAP Select Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2014	2013	2012	2011	2010
Net asset value at beginning of year	$46.84	$37.41	$33.42	$33.07	$28.69

Net investment income (loss)	1.16 (a)	0.51 (a)	0.54 (a)	0.46	0.31 (a)
Net realized and unrealized gain (loss) on investments	3.93	9.43	4.01	0.33	4.38

Total from investment operations	5.09	9.94	4.55	0.79	4.69

Less dividends:
From net investment income	(0.46)	(0.51)	(0.56)	(0.44)	(0.31)

Net asset value at end of year	$51.47	$46.84	$37.41	$33.42	$33.07

Total investment return (b)	10.91%	26.73%	13.71%	2.35%	16.46%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.35%	1.20%	1.50%	1.33%	1.01%
Net expenses	1.18%	1.18%	1.18%	1.18%	1.18%
Expenses (before waiver/reimbursement)	1.23%	1.23%	1.25%	1.21%	1.23%
Portfolio turnover rate	65%	55%	64%	71%	55%
Net assets at end of year (in 000’s)	$810,780	$831,352	$606,575	$542,404	$478,386

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Investor Class	2014	2013	2012	2011	2010
Net asset value at beginning of year	$46.84	$37.41	$33.41	$33.06	$28.68

Net investment income (loss)	1.08 (a)	0.43 (a)	0.46 (a)	0.38	0.22 (a)
Net realized and unrealized gain (loss) on investments	3.93	9.42	4.01	0.32	4.38

Total from investment operations	5.01	9.85	4.47	0.70	4.60

Less dividends:
From net investment income	(0.39)	(0.42)	(0.47)	(0.35)	(0.22)

Net asset value at end of year	$51.46	$46.84	$37.41	$33.41	$33.06

Total investment return (b)	10.72%	26.46%	13.46%	2.08%	16.12%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.18%	1.02%	1.28%	1.08%	0.71%
Net expenses	1.35%	1.38%	1.43%	1.43%	1.47%
Expenses (before waiver/reimbursement)	1.35%	1.38%	1.43%	1.43%	1.51%
Portfolio turnover rate	65%	55%	64%	71%	55%
Net assets at end of year (in 000’s)	$190,461	$195,120	$177,880	$181,060	$185,828

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Financial Highlights selected per share data and ratios

	Year ended October 31,				November 13, 2009** through October 31,
Class B	2014	2013	2012	2011	2010
Net asset value at beginning of period	$46.44	$37.10	$33.15	$32.84	$29.93

Net investment income (loss)	0.73 (a)	0.12 (a)	0.21 (a)	0.10	(0.01	)(a)
Net realized and unrealized gain (loss) on investments	3.87	9.33	3.95	0.34	2.99

Total from investment operations	4.60	9.45	4.16	0.44	2.98

Less dividends:
From net investment income	(0.02)	(0.11)	(0.21)	(0.13)	(0.07)

Net asset value at end of period	$51.02	$46.44	$37.10	$33.15	$32.84

Total investment return (b)	9.91%	25.51%	12.60%	1.32%	9.98	% (c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.48%	0.29%	0.59%	0.35%	(0.04	%)††
Net expenses	2.10%	2.13%	2.18%	2.18%	2.22	% ††
Expenses (before waiver/reimbursement)	2.10%	2.13%	2.18%	2.18%	2.26	% ††
Portfolio turnover rate	65%	55%	64%	71%	55%
Net assets at end of period (in 000’s)	$47,317	$51,682	$52,558	$64,649	$85,952

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Year ended October 31,
Class C	2014	2013	2012	2011	2010
Net asset value at beginning of year	$46.43	$37.10	$33.15	$32.84	$28.56

Net investment income (loss)	0.70 (a)	0.11 (a)	0.19 (a)	0.12	(0.01	)(a)
Net realized and unrealized gain (loss) on investments	3.90	9.33	3.97	0.33	4.36

Total from investment operations	4.60	9.44	4.16	0.45	4.35

Less dividends:
From net investment income	(0.02)	(0.11)	(0.21)	(0.14)	(0.07)

Net asset value at end of year	$51.01	$46.43	$37.10	$33.15	$32.84

Total investment return (b)	9.91%	25.49%	12.60%	1.32%	15.25%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.43%	0.26%	0.53%	0.34%	(0.02%)
Net expenses	2.10%	2.13%	2.18%	2.18%	2.22%
Expenses (before waiver/reimbursement)	2.10%	2.13%	2.18%	2.18%	2.26%
Portfolio turnover rate	65%	55%	64%	71%	55%
Net assets at end of year (in 000’s)	$107,146	$109,501	$95,321	$95,887	$95,241

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

32	MainStay ICAP Select Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2014	2013	2012	2011	2010
Net asset value at beginning of year	$46.92	$37.48	$33.47	$33.12	$28.74

Net investment income (loss)	1.31 (a)	0.63 (a)	0.65 (a)	0.55	0.41 (a)
Net realized and unrealized gain (loss) on investments	3.93	9.44	4.02	0.34	4.37

Total from investment operations	5.24	10.07	4.67	0.89	4.78

Less dividends:
From net investment income	(0.60)	(0.63)	(0.66)	(0.54)	(0.40)

Net asset value at end of year	$51.56	$46.92	$37.48	$33.47	$33.12

Total investment return (b)	11.23%	27.06%	14.07%	2.63%	16.77%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.64%	1.48%	1.81%	1.61%	1.32%
Net expenses	0.90%	0.90%	0.90%	0.90%	0.90%
Expenses (before waiver/reimbursement)	0.98%	0.98%	1.00%	0.96%	0.98%
Portfolio turnover rate	65%	55%	64%	71%	55%
Net assets at end of year (in 000’s)	$3,522,230	$3,810,280	$2,892,113	$2,702,189	$2,041,651

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

	Year ended October 31,
Class R1	2014	2013	2012	2011	2010
Net asset value at beginning of year	$46.93	$37.49	$33.48	$33.13	$28.74

Net investment income (loss)	1.28 (a)	0.59 (a)	0.59 (a)	0.51	0.35 (a)
Net realized and unrealized gain (loss) on investments	3.91	9.43	4.03	0.33	4.39

Total from investment operations	5.19	10.02	4.62	0.84	4.74

Less dividends:
From net investment income	(0.55)	(0.58)	(0.61)	(0.49)	(0.35)

Net asset value at end of year	$51.57	$46.93	$37.49	$33.48	$33.13

Total investment return (b)	11.12%	26.92%	13.91%	2.47%	16.60%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.59%	1.38%	1.64%	1.45%	1.12%
Net expenses	1.00%	1.00%	1.03%	1.06%	1.08%
Expenses (before reimbursement/waiver)	1.08%	1.08%	1.10%	1.06%	1.08%
Portfolio turnover rate	65%	55%	64%	71%	55%
Net assets at end of year (in 000’s)	$52,838	$33,886	$26,903	$20,156	$15,583

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R2	2014	2013	2012	2011	2010
Net asset value at beginning of year	$46.84	$37.41	$33.42	$33.07	$28.69

Net investment income (loss)	1.14 (a)	0.49 (a)	0.52 (a)	0.40	0.27 (a)
Net realized and unrealized gain (loss) on investments	3.92	9.42	3.99	0.35	4.38

Total from investment operations	5.06	9.91	4.51	0.75	4.65

Less dividends:
From net investment income	(0.43)	(0.48)	(0.52)	(0.40)	(0.27)

Net asset value at end of year	$51.47	$46.84	$37.41	$33.42	$33.07

Total investment return (b)	10.84%	26.64%	13.59%	2.21%	16.29%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.30%	1.14%	1.44%	1.21%	0.88%
Net expenses	1.25%	1.25%	1.28%	1.31%	1.33%
Expenses (before waiver/reimbursement)	1.33%	1.33%	1.35%	1.31%	1.33%
Portfolio turnover rate	65%	55%	64%	71%	55%
Net assets at end of year (in 000’s)	$27,847	$27,817	$22,433	$21,933	$24,776

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.

	Year ended October 31,
Class R3	2014	2013	2012	2011	2010
Net asset value at beginning of year	$46.77	$37.36	$33.38	$33.02	$28.66

Net investment income (loss)	0.97 (a)	0.36 (a)	0.40 (a)	0.34	0.18 (a)
Net realized and unrealized gain (loss) on investments	3.92	9.39	3.99	0.33	4.38

Total from investment operations	4.89	9.75	4.39	0.67	4.56

Less dividends:
From net investment income	(0.27)	(0.34)	(0.41)	(0.31)	(0.20)

Net asset value at end of year	$51.39	$46.77	$37.36	$33.38	$33.02

Total investment return (b)	10.47%	26.20%	13.24%	1.99%	15.97%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.95%	0.85%	1.10%	0.98%	0.58%
Net expenses	1.58%	1.58%	1.60%	1.56%	1.58%
Portfolio turnover rate	65%	55%	64%	71%	55%
Net assets at end of year (in 000’s)	$12,980	$13,717	$14,578	$13,291	$11,994

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.

34	MainStay ICAP Select Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Class R6	Year ended October 31, 2014	June 17, 2013** through October 31, 2013
Net asset value at beginning of period	$46.92	$44.12

Net investment income (loss) (a)	0.68	0.18
Net realized and unrealized gain (loss) on investments	4.60	2.96

Total from investment operations	5.28	3.14

Less dividends:
From net investment income	(0.65)	(0.34)

Net asset value at end of period	$51.55	$46.92

Total investment return (b)	11.30%	7.17	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.35%	1.05	%††
Net expenses	0.82%	0.81	%††
Portfolio turnover rate	65%	55%
Net assets at end of period (in 000’s)	$95,587	$27

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	35

MainStay ICAP Global Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2014

Class	Sales Charge		One Year	Five Years	Since Inception (4/30/08)	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–1.48 4.26%	8.69 9.93%	2.82 3.72%	1.35 1.35%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–1.50 4.23	8.64 9.88	2.76 3.65	1.57 1.57
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	2.47 3.47	9.06 9.06	2.90 2.90	2.31 2.31
Class I Shares	No Sales Charge		4.56	10.21	3.98	1.10

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

36	MainStay ICAP Global Fund

Benchmark Performance	One Year	Five Years	Since Inception
MSCI World Index[3]	8.67%	11.41%	4.17%
Average Lipper Global Large-Cap Value Fund[4]	8.03	11.53	4.91

3.	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The average Lipper global large-cap value fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies both inside and outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s global large-cap floor. Global large-cap value funds typically have below average characteristics compared to their large-cap-specific subset of the MSCI World Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

37

Cost in Dollars of a $1,000 Investment in MainStay ICAP Global Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2014, to October 31, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2014, to October 31, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/14	Ending Account Value (Based on Actual Returns and Expenses) 10/31/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/14	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$990.60	$5.77	$1,019.40	$5.85

Investor Class Shares	$1,000.00	$990.60	$6.02	$1,019.20	$6.11

Class C Shares	$1,000.00	$987.10	$9.77	$1,015.40	$9.91

Class I Shares	$1,000.00	$992.40	$4.52	$1,020.70	$4.58

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.15% for Class A, 1.20% for Investor Class, 1.95% for Class C and 0.90% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

38	MainStay ICAP Global Fund

Country Composition as of October 31, 2014 (Unaudited)

United States	52.2%
Japan	10.5
United Kingdom	8.2
Switzerland	7.9
Germany	7.6
Netherlands	5.5
France	2.8
Italy	1.5

Canada	1.3%
Hong Kong	1.1
Panama	0.7
Thailand	0.4
Mexico	0.3
Other Assets, Less Liabilities	–0.0 ‡

100.0%

See Portfolio of Investments beginning on page 42 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of October 31, 2014 (excluding short-term investment) (Unaudited)

1.	Citigroup, Inc.

2.	Mitsubishi Estate Co., Ltd.

3.	Medtronic, Inc.

4.	Comcast Corp. Class A

5.	General Electric Co.
6.	Boeing Co. (The)

7.	Bank of America Corp.

8.	Monsanto Co.

9.	Pfizer, Inc.

10.	Vodafone Group PLC, Sponsored ADR

39

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jerrold K. Senser, CFA, Thomas M. Cole, CFA, Andrew P. Starr, CFA, and Matthew T. Swanson, CFA, of Institutional Capital LLC (ICAP), the Fund’s Subadvisor.

How did MainStay ICAP Global Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2014?

Excluding all sales charges, MainStay ICAP Global Fund returned 4.26% for Class A shares, 4.23% for Investor Class shares and 3.47% for Class C shares for the 12 months ended October 31, 2014. Over the same period, Class I shares returned 4.56%. For the 12 months ended October 31, 2014, all share classes underperformed the 8.67% return of the MSCI World Index,1 which is the Fund’s primary broad-based securities-market index, and the 8.03% return of the average Lipper2 global large-cap value fund. See page 36 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective July 9, 2014, Thomas R. Wenzel no longer serves as portfolio manager, and Andrew P. Starr and Matthew T. Swanson were added as portfolio managers of the Fund.

What factors affected the Fund’s relative performance during the reporting period?

A number of key drivers affected the Fund’s performance relative to the MSCI World Index. Favorable stock selection in the telecommunication services and materials sectors added to the Fund’s relative performance. Stock selection in the industrials and information technology sectors, however, detracted from the Fund’s relative performance. The Fund benefited from an overweight position relative to the MSCI World Index in the health care sector. On the other hand, an underweight position in the information technology sector detracted from the Fund’s performance relative to the Index.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Fund’s performance relative to the MSCI World Index were materials, consumer staples and telecommunication services. (Contributions take weightings and total returns into account.) Favorable stock selection was the primary driver in the materials and telecommunication services sectors, while an underweight position in the consumer staples sector added to the Fund’s relative performance.

The sectors that detracted the most from the Fund’s performance relative to the MSCI World Index were industrials, information technology and consumer discretionary. Stock selection was the primary driver in each case. An underweight position in the information technology sector also detracted from relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Fund’s absolute performance were Japanese telecommunications company Nippon Telegraph & Telephone, U.S. health insurance and health care services company UnitedHealth Group and Swiss diversified health care company Novartis. Nippon Telegraph & Telephone added value after the company announced plans to repurchase approximately 4% of its outstanding shares and increased its dividend by 6%, demonstrating a commitment to return significant levels of cash to shareholders. The company is also expanding distribution on a wholesale basis for its fiber network. UnitedHealth Group benefited from strong performance in its Optum health care information technology and disease management businesses, as well as organic Medicaid expansion. Novartis had strong performance over the reporting period after it divested its animal health care business and acquired GlaxoSmithKline’s oncology business. These moves allowed Novartis to focus on its pharmaceutical business and strong position in oncology. We believe that restructuring should accelerate the company’s growth and improve margins.

Detractors from the Fund’s absolute performance during the reporting period included French steel tubing manufacturer for the oil and gas industry Vallourec, Japanese property developer Mitsubishi Estate and media company Viacom. Vallourec’s outlook was affected by slowing end markets, particularly in Brazil. In our view, the company could see improved pricing and valuation as new mills achieve full utilization. Because we believe that the stock is still attractively valued, it remains in the Fund. Mitsubishi Estate’s performance suffered because of sector-wide weakness in Japanese real estate companies. We believe that the stock may benefit from an accommodative monetary policy, and the position remains in the Fund. Viacom’s advertising revenue was lighter than expected; but in our view, other metrics for the cable network owner remain on track. Ratings continued to improve and the outlook for affiliate fee percentage growth continued in a range from high single-digits to low double-digits. The company is also returning substantial levels of cash to shareholders via dividends and buybacks.

1.	See footnote on page 37 for more information on the MSCI World Index.
2.	See footnote on page 37 for more information on Lipper Inc.

40	MainStay ICAP Global Fund

Did the Fund make any significant purchases or sales during the reporting period?

We continued to look for stocks with attractive valuations and specific catalysts that we believed could trigger appreciation over a 12-to 18-month time frame. We added a Fund position in medical device company Medtronic. We believed that the company’s pending acquisition of Covidien would increase earnings and deliver a stronger platform for future growth, including scale with hospitals and cash flexibility because Covidien is domiciled in Ireland. We also added cable and broadband service provider Comcast. In our view, Comcast’s acquisition of Time Warner Cable will create operational synergies enabling the company to return substantial cash to shareholders. We also added health care company Valeant Pharmaceuticals International. We believed that the integration of Bausch & Lomb and potentially one additional significant acquisition within the next 12 months may drive higher earnings by overdelivering on cost and revenue synergies.

We sold the Fund’s positions in U.K.-based pharmaceutical company GlaxoSmithKline, health care firm Covidien and consumer finance company Capital One Financial in favor of stocks that we believed had greater potential upside and were more attractive on a relative valuation basis.

How did the Fund’s sector weightings change during the reporting period?

The Fund increased its exposure relative to the MSCI World Index in the financials and utilities sectors. In both sectors, the Fund moved from an underweight position to an overweight position relative to MSCI World Index.

During the reporting period, the Fund decreased its weightings relative to the MSCI World Index in the health care and telecommunication services sectors. Despite the reductions, the Fund remained overweight relative to the Index in both sectors.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2014, the Fund was most significantly overweight relative to the MSCI World Index in the financials and health care sectors. As of the same date, the Fund was most significantly underweight relative to the Index in the consumer staples and information technology sectors. This positioning reflected our view on the prospects for economic growth and the relative attractiveness of individual holdings in these sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

41

Portfolio of Investments October 31, 2014

	Shares	Value

Common Stocks 99.3%†
Canada 1.3%
Encana Corp. (Oil, Gas & Consumable Fuels)	47,750	$889,583

France 2.8%
Total S.A. (Oil, Gas & Consumable Fuels)	14,150	840,855
Vallourec S.A. (Machinery)	28,050	1,029,920

		1,870,775

Germany 7.6%
Daimler A.G. Registered Shares (Automobiles)	8,700	676,276
Deutsche Bank A.G. (Capital Markets)	26,800	835,580
E.ON S.E. (Multi-Utilities)	82,900	1,426,357
SAP S.E. (Software)	18,900	1,284,649
Siemens A.G. (Industrial Conglomerates)	7,700	867,565

		5,090,427

Hong Kong 1.1%
Sands China, Ltd. (Hotels, Restaurants & Leisure)	115,600	720,716

Italy 1.5%
ENI S.p.A. (Oil, Gas & Consumable Fuels)	47,950	1,021,505

Japan 10.5%
Bridgestone Corp. (Auto Components)	34,350	1,116,662
Mitsubishi Corp. (Trading Companies & Distributors)	69,600	1,340,570
♦Mitsubishi Estate Co., Ltd. (Real Estate Management & Development)	75,600	1,881,503
Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services)	25,850	1,586,096
Tokio Marine Holdings, Inc. (Insurance)	35,500	1,110,274

		7,035,105

Mexico 0.3%
Grupo Televisa S.A.B., Sponsored ADR (Media)	6,500	234,910

Netherlands 5.5%
Akzo Nobel N.V. (Chemicals)	18,340	1,218,317
ASML Holding N.V. (Semiconductors & Semiconductor Equipment)	12,000	1,194,753
ING Groep N.V. (Banks) (a)	89,100	1,273,991

		3,687,061

Panama 0.7%
Copa Holdings S.A. Class A (Airlines)	3,750	438,450

Switzerland 7.9%
ABB, Ltd. (Electrical Equipment) (a)	70,250	1,537,665
Holcim, Ltd. (Construction Materials) (a)	13,300	942,052

	Shares	Value

Switzerland (continued)
Julius Baer Group, Ltd. (Capital Markets) (a)	35,350	$1,546,046
Novartis A.G. (Pharmaceuticals)	13,800	1,280,819

		5,306,582

Thailand 0.4%
Intouch Holdings PCL, NVDR (Wireless Telecommunication Services)	112,900	252,179

United Kingdom 8.2%
AstraZeneca PLC (Pharmaceuticals)	14,400	1,046,626
Lloyds Banking Group PLC (Banks) (a)	1,013,400	1,250,383
Pearson PLC (Media)	51,450	962,964
♦Vodafone Group PLC, Sponsored ADR (Wireless Telecommunication Services)	48,113	1,598,314
WPP PLC (Media)	34,200	666,365

		5,524,652

United States 51.5%
Ameriprise Financial, Inc. (Capital Markets)	8,400	1,059,828
♦Bank of America Corp. (Banks)	95,600	1,640,496
♦Boeing Co. (The) (Aerospace & Defense)	13,150	1,642,566
Bristol-Myers Squibb Co. (Pharmaceuticals)	16,600	965,954
Cameron International Corp. (Energy Equipment & Services) (a)	14,900	887,295
♦Citigroup, Inc. (Banks)	35,450	1,897,638
♦Comcast Corp. Class A (Media)	33,200	1,837,620
Exelon Corp. (Electric Utilities)	32,000	1,170,880
Express Scripts Holding Co. (Health Care Providers & Services) (a)	10,600	814,292
Ford Motor Co. (Automobiles)	43,950	619,256
♦General Electric Co. (Industrial Conglomerates)	68,450	1,766,694
Goldman Sachs Group, Inc. (The) (Capital Markets)	7,200	1,367,928
Halliburton Co. (Energy Equipment & Services)	15,250	840,885
Johnson Controls, Inc. (Auto Components)	21,350	1,008,788
♦Medtronic, Inc. (Health Care Equipment & Supplies)	27,400	1,867,584
♦Monsanto Co. (Chemicals)	14,250	1,639,320
Mosaic Co. (The) (Chemicals)	18,350	813,089
NetApp, Inc. (Technology Hardware, Storage & Peripherals)	24,600	1,052,880
Northern Trust Corp. (Capital Markets)	15,350	1,017,705
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	10,400	924,872
Oracle Corp. (Software)	35,250	1,376,512
♦Pfizer, Inc. (Pharmaceuticals)	53,500	1,602,325
PNC Financial Services Group, Inc. (Banks)	16,750	1,447,032
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	20,000	993,200
UnitedHealth Group, Inc. (Health Care Providers & Services)	14,450	1,372,895

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2014, excluding short-term investment. May be subject to change daily.

42	MainStay ICAP Global Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
United States (continued)
Valeant Pharmaceuticals International, Inc. (Pharmaceuticals) (a)	11,250	$1,496,700
Viacom, Inc. Class B (Media)	20,100	1,460,868

		34,585,102

Total Common Stocks (Cost $59,787,525)		66,657,047

	Principal Amount
Short-Term Investment 0.7%
Repurchase Agreement 0.7%
United States 0.7%
State Street Bank and Trust Co. 0.00%, dated 10/31/14 due 11/3/14 Proceeds at Maturity $472,560 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 1.96% and a maturity date of 11/7/22, with a Principal Amount of $515,000 and a Market Value of $485,889) (Capital Markets)	$472,560	472,560

Total Short-Term Investment (Cost $472,560)		472,560

Total Investments (Cost $60,260,085) (b)	100.0%	67,129,607
Other Assets, Less Liabilities	(0.0)‡	(27,178)
Net Assets	100.0%	$67,102,429
‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	As of October 31, 2014, cost was $60,350,243 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$8,644,787
Gross unrealized depreciation	(1,865,423)

Net unrealized appreciation	$6,779,364

The following abbreviations are used in the above portfolio:

ADR—American Depositary Receipt

NVDR—Non-Voting Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of October 31, 2014, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$66,657,047	$—	$—	$66,657,047
Short-Term Investment
Repurchase Agreement	—	472,560	—	472,560

Total Investments in Securities	$66,657,047	$472,560	$—	$67,129,607

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of October 31, 2013 and October 31, 2014, foreign equity securities were not fair valued, as a result there were no transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2014, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	43

Portfolio of Investments October 31, 2014 (continued)

The table below sets forth the diversification of MainStay ICAP Global Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Aerospace & Defense	$1,642,566	2.4%
Airlines	438,450	0.6
Auto Components	2,125,450	3.2
Automobiles	1,295,532	1.9
Banks	7,509,540	11.2
Capital Markets	6,299,647	9.4
Chemicals	3,670,726	5.5
Construction Materials	942,052	1.4
Diversified Telecommunication Services	1,586,096	2.4
Electric Utilities	1,170,880	1.7
Electrical Equipment	1,537,665	2.3
Energy Equipment & Services	1,728,180	2.6
Health Care Equipment & Supplies	1,867,584	2.8
Health Care Providers & Services	2,187,187	3.3
Hotels, Restaurants & Leisure	720,716	1.1
Industrial Conglomerates	2,634,259	3.9
Insurance	1,110,274	1.6
Machinery	1,029,920	1.5
Media	5,162,727	7.7
Multi-Utilities	1,426,357	2.1
Oil, Gas & Consumable Fuels	3,676,815	5.5
Pharmaceuticals	6,392,424	9.5
Real Estate Management & Development	1,881,503	2.8
Semiconductors & Semiconductor Equipment	2,187,953	3.3
Software	2,661,161	4.0
Technology Hardware, Storage & Peripherals	1,052,880	1.6
Trading Companies & Distributors	1,340,570	2.0
Wireless Telecommunication Services	1,850,493	2.7

	67,129,607	100.0
Other Assets, Less Liabilities	(27,178)	(0.0)‡

Net Assets	$67,102,429	100.0%

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

44	MainStay ICAP Global Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2014

Assets
Investment in securities, at value (identified cost $60,260,085)	$67,129,607
Cash denominated in foreign currencies (identified cost $154)	152
Receivables:
Investment securities sold	435,103
Dividends	136,239
Fund shares sold	21,211
Other assets	21,986

Total assets	67,744,298

Liabilities
Payables:
Investment securities purchased	585,573
Manager (See Note 3)	39,697
Professional fees	4,963
Transfer agent (See Note 3)	2,508
Custodian	2,041
NYLIFE Distributors (See Note 3)	1,723
Shareholder communication	1,363
Trustees	138
Accrued expenses	3,863

Total liabilities	641,869

Net assets	$67,102,429

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$5,750
Additional paid-in capital	56,713,490

56,719,240
Undistributed net investment income	1,500,423
Accumulated net realized gain (loss) on investments and foreign currency transactions	2,017,675
Net unrealized appreciation (depreciation) on investments	6,869,522
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(4,431)

Net assets	$67,102,429

Class A
Net assets applicable to outstanding shares	$4,884,107

Shares of beneficial interest outstanding	419,857

Net asset value per share outstanding	$11.63
Maximum sales charge (5.50% of offering price)	0.68

Maximum offering price per share outstanding	$12.31

Investor Class
Net assets applicable to outstanding shares	$1,069,036

Shares of beneficial interest outstanding	92,092

Net asset value per share outstanding	$11.61
Maximum sales charge (5.50% of offering price)	0.68

Maximum offering price per share outstanding	$12.29

Class C
Net assets applicable to outstanding shares	$660,831

Shares of beneficial interest outstanding	57,483

Net asset value and offering price per share outstanding	$11.50

Class I
Net assets applicable to outstanding shares	$60,488,455

Shares of beneficial interest outstanding	5,180,997

Net asset value and offering price per share outstanding	$11.68

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	45

Statement of Operations for the year ended October 31, 2014

Investment Income (Loss)
Income
Dividends (a)	$2,247,645

Expenses
Manager (See Note 3)	532,255
Registration	53,979
Professional fees	49,349
Distribution/Service—Class A (See Note 3)	12,007
Distribution/Service—Investor Class (See Note 3)	2,469
Distribution/Service—Class C (See Note 3)	6,025
Transfer agent (See Note 3)	14,910
Custodian	14,870
Trustees	1,165
Shareholder communication	346
Miscellaneous	16,975

Total expenses before waiver/reimbursement	704,350
Expense waiver/reimbursement from Manager (See Note 3)	(84,267)

Net expenses	620,083

Net investment income (loss)	1,627,562

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	8,491,937
Foreign currency transactions	(10,675)

Net realized gain (loss) on investments and foreign currency transactions	8,481,262

Net change in unrealized appreciation (depreciation) on:
Investments	(7,236,331)
Translation of other assets and liabilities in foreign currencies	(5,401)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(7,241,732)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	1,239,530

Net increase (decrease) in net assets resulting from operations	$2,867,092

(a)	Dividends recorded net of foreign withholding taxes in the amount of $80,998.

46	MainStay ICAP Global Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2014 and October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,627,562	$847,526
Net realized gain (loss) on investments and foreign currency transactions	8,481,262	4,684,408
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(7,241,732)	8,389,373

Net increase (decrease) in net assets resulting from operations	2,867,092	13,921,307

Dividends to shareholders:
From net investment income:
Class A	(52,084)	(52,615)
Investor Class	(9,990)	(9,647)
Class C	(2,952)	(1,899)
Class I	(775,905)	(798,553)

Total dividends to shareholders	(840,931)	(862,714)

Capital share transactions:
Net proceeds from sale of shares	1,242,691	1,028,785
Net asset value of shares issued to shareholders in reinvestment of dividends	840,583	861,281
Cost of shares redeemed	(815,843)	(837,381)

Increase (decrease) in net assets derived from capital share transactions	1,267,431	1,052,685

Net increase (decrease) in net assets	3,293,592	14,111,278

Net Assets
Beginning of year	63,808,837	49,697,559

End of year	$67,102,429	$63,808,837

Undistributed net investment income at end of year	$1,500,423	$724,467

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	47

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2014	2013	2012	2011	2010
Net asset value at beginning of year	$11.28	$8.97	$8.28	$8.52	$7.68

Net investment income (loss)	0.26	0.13	0.15 (a)	0.13 (a)	0.12
Net realized and unrealized gain (loss) on investments	0.22	2.31	0.58	(0.24)	0.81
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00)‡	(0.00)‡	(0.00)‡	0.00	‡

Total from investment operations	0.48	2.44	0.73	(0.11)	0.93

Less dividends:
From net investment income	(0.13)	(0.13)	(0.04)	(0.13)	(0.09)

Redemption fee (b)	—	—	—	—	0.00	‡(a)

Net asset value at end of year	$11.63	$11.28	$8.97	$8.28	$8.52

Total investment return (c)	4.26%	27.61%	8.91%	(1.40%)	12.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.22%	1.27%	1.71%	1.46%	1.30%
Net expenses	1.15%	1.15%	1.15%	1.15%	1.15%
Expenses (before waiver/reimbursement)	1.27%	1.35%	1.38%	1.42%	1.53%
Portfolio turnover rate	63%	68%	89%	71%	79%
Net assets at end of year (in 000’s)	$4,884	$4,447	$3,503	$4,584	$2,398

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Investor Class	2014	2013	2012	2011	2010
Net asset value at beginning of year	$11.26	$8.95	$8.26	$8.51	$7.67

Net investment income (loss)	0.23	0.12	0.14 (a)	0.13 (a)	0.10
Net realized and unrealized gain (loss) on investments	0.24	2.32	0.59	(0.25)	0.83
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00)‡	(0.00)‡	(0.00)‡	0.00 ‡

Total from investment operations	0.47	2.44	0.73	(0.12)	0.93

Less dividends:
From net investment income	(0.12)	(0.13)	(0.04)	(0.13)	(0.09)

Net asset value at end of year	$11.61	$11.26	$8.95	$8.26	$8.51

Total investment return (b)	4.23%	27.60%	8.90%	(1.56%)	12.32%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.14%	1.21%	1.68%	1.50%	1.26%
Net expenses	1.20%	1.20%	1.20%	1.20%	1.20%
Expenses (before waiver/reimbursement)	1.50%	1.57%	1.59%	1.62%	1.72%
Portfolio turnover rate	63%	68%	89%	71%	79%
Net assets at end of year (in 000’s)	$1,069	$903	$635	$558	$368

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

48	MainStay ICAP Global Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class C	2014	2013	2012	2011	2010
Net asset value at beginning of year	$11.17	$8.88	$8.23	$8.48	$7.65

Net investment income (loss)	0.15	0.04	0.08 (a)	0.06 (a)	0.04
Net realized and unrealized gain (loss) on investments	0.24	2.31	0.58	(0.24)	0.83
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00)‡	(0.00)‡	(0.00)‡	0.00 ‡

Total from investment operations	0.39	2.35	0.66	(0.18)	0.87

Less dividends:
From net investment income	(0.06)	(0.06)	(0.01)	(0.07)	(0.04)

Net asset value at end of year	$11.50	$11.17	$8.88	$8.23	$8.48

Total investment return (b)	3.47%	26.60%	8.06%	(2.19%)	11.45%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.43%	0.47%	0.88%	0.74%	0.49%
Net expenses	1.95%	1.95%	1.95%	1.95%	1.95%
Expenses (before waiver/reimbursement)	2.25%	2.31%	2.34%	2.37%	2.47%
Portfolio turnover rate	63%	68%	89%	71%	79%
Net assets at end of year (in 000’s)	$661	$554	$287	$357	$172

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Class I	2014	2013	2012	2011	2010
Net asset value at beginning of year	$11.32	$9.00	$8.30	$8.53	$7.69

Net investment income (loss)	0.28	0.15	0.17 (a)	0.16 (a)	0.12
Net realized and unrealized gain (loss) on investments	0.23	2.33	0.58	(0.24)	0.83
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00)‡	(0.00)‡	(0.00)‡	0.00	‡

Total from investment operations	0.51	2.48	0.75	(0.08)	0.95

Less dividends:
From net investment income	(0.15)	(0.16)	(0.05)	(0.15)	(0.11)

Redemption fee (b)	—	—	—	—	0.00	‡(a)

Net asset value at end of year	$11.68	$11.32	$9.00	$8.30	$8.53

Total investment return (c)	4.56%	27.97%	9.27%	(1.23%)	12.56%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.48%	1.51%	1.94%	1.78%	1.50%
Net expenses	0.90%	0.90%	0.90%	0.90%	0.90%
Expenses (before waiver/reimbursement)	1.02%	1.10%	1.13%	1.17%	1.27%
Portfolio turnover rate	63%	68%	89%	71%	79%
Net assets at end of year (in 000’s)	$60,488	$57,905	$45,273	$44,873	$42,867

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	49

MainStay ICAP International Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2014

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–6.34 –0.89%	5.03 6.22%	5.83 6.43%	1.27 1.27%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–6.45 –1.00	4.87 6.06	5.71 6.31	1.39 1.39
Class C Shares[4]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	–2.72 –1.74	5.27 5.27	5.52 5.52	2.14 2.14
Class I Shares	No Sales Charge		–0.61	6.57	6.75	1.02
Class R1 Shares[4]	No Sales Charge		–0.73	6.45	6.63	1.12
Class R2 Shares[4]	No Sales Charge		–0.96	6.11	6.34	1.38
Class R3 Shares[4]	No Sales Charge		–1.24	5.84	6.06	1.62

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements. Effective August 31, 2006, ICAP International Fund was renamed MainStay ICAP International Fund. At that time, the Fund’s existing no-load shares were redesignated as Class I shares.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on April 29, 2008, include the historical performance of Class A shares through April 28, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance for Investor Class shares would likely have been different.
4.	Performance figures for Class A, C, R1, R2 and R3 shares, first offered on September 1, 2006, include the historical performance of Class I shares through August 31, 2006, adjusted for differences in certain expenses and fees. Unadjusted, the performance for these shares classes would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

50	MainStay ICAP International Fund

Benchmark Performance	One Year	Five Years	Ten Years
MSCI EAFE® Index[5]	–0.60%	6.52%	5.81%
Average Lipper International Large-Cap Value Fund[6]	–1.46	5.70	5.83

5.

The MSCI EAFE® Index consists of international stocks representing the developed world outside North America. The MSCI EAFE® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.	The average Lipper international large-cap value fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s international large-cap floor. International large-cap value funds typically have below-average characteristics compared to their large-cap-specific subset of the MSCI EAFE Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

51

Cost in Dollars of a $1,000 Investment in MainStay ICAP International Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2014, to October 31, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2014, to October 31, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/14	Ending Account Value (Based on Actual Returns and Expenses) 10/31/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/14	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$951.10	$5.90	$1,019.20	$6.11

Investor Class Shares	$1,000.00	$950.80	$6.69	$1,018.30	$6.92

Class C Shares	$1,000.00	$947.10	$10.36	$1,014.60	$10.71

Class I Shares	$1,000.00	$952.60	$4.68	$1,020.40	$4.84

Class R1 Shares	$1,000.00	$952.00	$5.17	$1,019.90	$5.35

Class R2 Shares	$1,000.00	$951.00	$6.39	$1,018.70	$6.61

Class R3 Shares	$1,000.00	$949.60	$7.67	$1,017.30	$7.93

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.20% for Class A, 1.36% for Investor Class, 2.11% for Class C, 0.95% for Class I, 1.05% for Class R1, 1.30% for Class R2 and 1.56% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

52	MainStay ICAP International Fund

Country Composition as of October 31, 2014 (Unaudited)

Japan	18.9%
Germany	17.6
United Kingdom	15.8
Switzerland	13.2
Netherlands	11.3
France	6.2
United States	5.2
Italy	4.3
Singapore	2.3

Canada	1.5%
Sweden	1.3
Hong Kong	1.1
Panama	0.9
Mexico	0.5
Thailand	0.3
Other Assets, Less Liabilities	–0.4

100.0%

See Portfolio of Investments beginning on page 56 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2014 (excluding short-term investment) (Unaudited)

1.	Mitsubishi Corp.

2.	Vodafone Group PLC, Sponsored ADR

3.	Mitsubishi Estate Co., Ltd.

4.	E.ON S.E.

5.	Nippon Telegraph & Telephone Corp.
6.	Novartis A.G.

7.	ABB, Ltd.

8.	Lloyds Banking Group PLC

9.	Tokio Marine Holdings, Inc.

10.	Julius Baer Group, Ltd.

53

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jerrold K. Senser, CFA, Thomas M. Cole, CFA, Andrew P. Starr, CFA, and Matthew T. Swanson, CFA, of Institutional Capital LLC (ICAP), the Fund’s Subadvisor.

How did MainStay ICAP International Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2014?

Excluding all sales charges, MainStay ICAP International Fund returned –0.89% for Class A shares, –1.00% for Investor Class shares and –1.74% for Class C shares for the 12 months ended October 31, 2014. Over the same period, Class I shares returned –0.61%, Class R1 shares returned –0.73%, Class R2 shares returned –0.96% and Class R3 shares returned –1.24%. For the 12 months ended October 31, 2014, all share classes underperformed the –0.60% return of the MSCI EAFE® Index,1 which is the Fund’s primary broad-based securities-market index. Over the same period, Class A, Investor Class, Class I, Class R1, Class R2 and Class R3 shares outperformed, and Class C shares underperformed, the –1.46% return of the average Lipper2 international large-cap value fund. See page 50 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective July 9, 2014, Thomas R. Wenzel no longer serves as portfolio manager, and Andrew P. Starr and Matthew T. Swanson were added as portfolio managers of the Fund.

What factors affected the Fund’s relative performance during the reporting period?

A number of key drivers affected the Fund’s performance relative to the MSCI EAFE® Index. Favorable stock selection in the telecommunication services and health care sectors added to the Fund’s relative performance. Stock selection in the industrials and consumer staples sectors, however, detracted from the Fund’s relative performance. The Fund benefited from having an overweight position relative to the MSCI EAFE® Index in the health care sector, but an underweight position in the utilities sector moderately detracted from the Fund’s relative performance.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Fund’s performance relative to the MSCI EAFE® Index were health care, telecommunication services and energy. (Contributions take weightings and total returns into account.) Favorable stock selection was the primary driver in the telecommunication services sector, while both stock selection and overweight positions in the health care and energy sectors added to relative performance.

The sectors that detracted the most from the Fund’s performance relative to the MSCI EAFE® Index were industrials, utilities and consumer staples. Stock selection was the primary driver in each case.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Fund’s absolute performance were Swiss diversified health care company Novartis, global orthopedics company Smith & Nephew and Japanese telecommunication services company Nippon Telegraph & Telephone. Novartis had strong performance over the reporting period after it divested its animal health care business and acquired GlaxoSmithKline’s oncology business. These moves allowed Novartis to focus on its pharmaceutical business and its strong position in oncology. We believe that restructuring should accelerate growth and improve margins. Smith & Nephew benefited because of the expected synergies that may be created from its announced purchase of Arthrocare. Nippon Telegraph & Telephone added value after the company announced plans to repurchase approximately 4% of its outstanding shares and increased its dividend by 6%, demonstrating a commitment to return significant levels of cash to shareholders. The company is also expanding distribution on a wholesale basis for its fiber network. Novartis and Nippon Telegraph & Telephone remained in the Fund at the end of the reporting period, while the Smith & Nephew position was sold as it neared our price target.

Detractors from the Fund’s absolute performance during the reporting period included French manufacturer of steel tubing for the oil and gas industry Vallourec, Swiss industrial company ABB and Japanese property developer Mitsubishi Estate. Vallourec’s outlook was affected by slowing end markets, particularly in Brazil. In our view, the company could see improved pricing and valuation as new mills achieve full utilization. Because we believe that the stock is still attractively valued, it remains in the Fund. ABB lagged as execution issues in its power systems business hurt results and investor sentiment. We believe that the stock is attractively valued, with opportunities to grow organically and mitigate risk in the problem areas. Mitsubishi Estate’s performance suffered because of sector-wide weakness in Japanese real estate companies. We believe that the stock may benefit from an accommodative monetary policy, and it remains in the Fund.

1.	See footnote on page 51 for more information on the MSCI EAFE® Index.
2.	See footnote on page 51 for more information on Lipper Inc.

54	MainStay ICAP International Fund

Did the Fund make any significant purchases or sales during the reporting period?

We continued to look for stocks with attractive valuations and specific catalysts that we believed could trigger appreciation over a 12- to 18-month time frame.

We added integrated German utility E.ON. The stock lagged the past few years as collapsing electric power prices combined with onerous regulatory action and a burdensome debt load. More recently, E.ON’s prospects have improved, providing an opportunity to purchase a largely underappreciated turnaround candidate. Balance sheet repair, improved cash flow, cost cutting and the potential sale of noncore assets could substantially reduce the company’s remaining debt. Positive changes in E.ON’s regulatory backdrop also appear to be coming. We believed that the market was undervaluing these potential improvements. We also added health care company Valeant Pharmaceuticals International. We believed that the integration of Bausch & Lomb and potentially one additional significant acquisition within the next 12 months may drive higher earnings by overdelivering on cost and revenue synergies. We also added Dutch bank ING Groep. We anticipate that the completion of the company’s divestiture process will result in a clean, European-focused retail and commercial bank.

We sold the Fund’s positions in U.K.-based pharmaceutical firm GlaxoSmithKline, global automaker Nissan Motor and German luxury automaker BMW. GlaxoSmithKline and BMW were sold in favor of stocks that we believed had greater potential upside and were more attractive on a relative valuation basis. Nissan Motor was sold as profit results were negatively affected by increased selling expenses and unfavorable sales volume/mix.

How did the Fund’s sector weightings change during the reporting period?

The Fund increased its exposure relative to the MSCI EAFE® Index in the consumer discretionary and utilities sectors. For both sectors, the Fund moved from an underweight position to an overweight position relative to the MSCI EAFE® Index.

During the reporting period, the Fund decreased its weightings relative to the MSCI EAFE® Index in the health care and energy sectors. In both sectors the Fund reduced the degree to which it was overweight relative to the Index.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2014, the Fund was most significantly overweight relative to the MSCI EAFE® Index in the telecommunication services and consumer discretionary sectors. As of the same date, the Fund was most significantly underweight relative to the Index in the consumer staples and financials sectors. This positioning reflected our view on the prospects for economic growth and the relative attractiveness of individual holdings in these sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

55

Portfolio of Investments October 31, 2014

	Shares	Value

Common Stocks 98.3%†
Canada 1.5%
Encana Corp. (Oil, Gas & Consumable Fuels)	1,709,600	$31,849,848

France 6.2%
Pernod-Ricard S.A. (Beverages)	155,750	17,728,030
Sanofi (Pharmaceuticals)	170,450	15,733,735
Total S.A. (Oil, Gas & Consumable Fuels)	934,750	55,546,937
Vallourec S.A. (Machinery)	1,142,089	41,934,422

		130,943,124

Germany 17.6%
Bayer A.G. (Pharmaceuticals)	352,650	50,136,208
Daimler A.G. Registered Shares (Automobiles)	631,300	49,072,781
Deutsche Bank A.G. (Capital Markets)	1,541,100	48,048,993
♦E.ON S.E. (Multi-Utilities)	4,973,600	85,574,523
SAP S.E. (Software)	749,350	50,933,965
Siemens A.G. (Industrial Conglomerates)	412,200	46,442,873
ThyssenKrupp A.G. (Metals & Mining) (a)	1,883,380	45,256,027

		375,465,370

Hong Kong 1.1%
Sands China, Ltd. (Hotels, Restaurants & Leisure)	3,728,900	23,248,076

Italy 4.3%
ENI S.p.A. (Oil, Gas & Consumable Fuels)	2,497,050	53,196,034
UniCredit S.p.A. (Banks)	5,294,799	38,218,625

		91,414,659

Japan 18.9%
Bridgestone Corp. (Auto Components)	2,134,550	69,390,691
♦Mitsubishi Corp. (Trading Companies & Distributors)	4,718,150	90,876,630
♦Mitsubishi Estate Co., Ltd. (Real Estate Management & Development)	3,460,750	86,129,772
♦Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services)	1,343,950	82,461,637
♦Tokio Marine Holdings, Inc. (Insurance)	2,370,150	74,127,193

		402,985,923

Mexico 0.5%
Grupo Televisa S.A.B., Sponsored ADR (Media)	277,650	10,034,271

Netherlands 11.3%
Akzo Nobel N.V. (Chemicals)	882,058	58,594,661
ASML Holding N.V. (Semiconductors & Semiconductor Equipment)	597,850	59,523,606

	Shares	Value

Netherlands (continued)
ING Groep N.V. (Banks) (a)	4,607,850	$65,885,079
NN Group N.V. (Insurance) (a)	932,000	26,593,900
Wolters Kluwer N.V. (Media)	1,127,800	30,089,214

		240,686,460

Panama 0.9%
Copa Holdings S.A. Class A (Airlines)	160,150	18,724,738

Singapore 2.3%
DBS Group Holdings, Ltd. (Banks)	3,424,300	49,257,464

Sweden 1.3%
Svenska Cellulosa AB Class B (Household Products)	1,208,900	27,029,433

Switzerland 13.2%
♦ABB, Ltd. (Electrical Equipment) (a)	3,528,450	77,232,403
Holcim, Ltd. (Construction Materials) (a)	718,600	50,899,122
♦Julius Baer Group, Ltd. (Capital Markets) (a)	1,674,450	73,232,714
♦Novartis A.G. (Pharmaceuticals)	860,300	79,846,999

		281,211,238

Thailand 0.3%
Intouch Holdings PCL, NVDR (Wireless Telecommunication Services)	3,262,700	7,287,732

United Kingdom 15.8%
AstraZeneca PLC (Pharmaceuticals)	742,700	53,981,214
♦Lloyds Banking Group PLC (Banks) (a)	60,377,450	74,496,658
Pearson PLC (Media)	3,259,000	60,997,061
♦Vodafone Group PLC, Sponsored ADR (Wireless Telecommunication Services)	2,732,204	90,763,817
WPP PLC (Media)	2,907,100	56,642,961

		336,881,711

United States 3.1%
Valeant Pharmaceuticals International, Inc. (Pharmaceuticals) (a)	501,500	66,719,560

Total Common Stocks (Cost $1,957,284,179)		2,093,739,607

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2014, excluding short-term investment. May be subject to change daily.

56	MainStay ICAP International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Short-Term Investment 2.1%
Repurchase Agreement 2.1%
United States 2.1%
State Street Bank and Trust Co. 0.00%, dated 10/31/14 due 11/3/14 Proceeds at Maturity $45,634,166 (Collateralized by a Federal National Mortgage Association security with a rate of 2.14% and a maturity date of 11/7/22, with a Principal Amount of $48,435,000 and a Market Value of $46,551,508) (Capital Markets)	$45,634,166	$45,634,166

Total Short-Term Investment (Cost $45,634,166)		45,634,166

Total Investments (Cost $2,002,918,345) (b)	100.4%	2,139,373,773
Other Assets, Less Liabilities	(0.4)	(8,998,384)
Net Assets	100.0%	$2,130,375,389
(a)	Non-income producing security.

(b)	As of October 31, 2014, cost was $2,015,033,539 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$191,454,047
Gross unrealized depreciation	(67,113,813)

Net unrealized appreciation	$124,340,234

The following abbreviations are used in the above portfolio:

ADR—American Depositary Receipt

NVDR—Non-Voting Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of October 31, 2014, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$2,093,739,607	$—	$—	$2,093,739,607
Short-Term Investment
Repurchase Agreement	—	45,634,166	—	45,634,166

Total Investments in Securities	$2,093,739,607	$45,634,166	$—	$2,139,373,773

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of October 31, 2014 and October 31, 2013, foreign equity securities were not fair valued, as a result there were no transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2014, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	57

Portfolio of Investments October 31, 2014 (continued)

The table below sets forth the diversification of MainStay ICAP International Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Airlines	$18,724,738	0.9%
Auto Components	69,390,691	3.3
Automobiles	49,072,781	2.3
Banks	227,857,826	10.7
Beverages	17,728,030	0.8
Capital Markets	166,915,873	7.8
Chemicals	58,594,661	2.7
Construction Materials	50,899,122	2.4
Diversified Telecommunication Services	82,461,637	3.9
Electrical Equipment	77,232,403	3.6
Hotels, Restaurants & Leisure	23,248,076	1.1
Household Products	27,029,433	1.3
Industrial Conglomerates	46,442,873	2.2
Insurance	100,721,093	4.7
Machinery	41,934,422	2.0
Media	157,763,507	7.4
Metals & Mining	45,256,027	2.1
Multi-Utilities	85,574,523	4.0
Oil, Gas & Consumable Fuels	140,592,819	6.6
Pharmaceuticals	266,417,716	12.5
Real Estate Management & Development	86,129,772	4.0
Semiconductors & Semiconductor Equipment	59,523,606	2.8
Software	50,933,965	2.4
Trading Companies & Distributors	90,876,630	4.3
Wireless Telecommunication Services	98,051,549	4.6

	2,139,373,773	100.4
Other Assets, Less Liabilities	(8,998,384)	(0.4)

Net Assets	$2,130,375,389	100.0%

†	Percentages indicated are based on Fund net assets.

58	MainStay ICAP International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2014

Assets
Investment in securities, at value (identified cost $2,002,918,345)	$2,139,373,773
Cash denominated in foreign currencies (identified cost $545)	538
Receivables:
Dividends	6,350,693
Fund shares sold	3,305,282
Other assets	98,625

Total assets	2,149,128,911

Liabilities
Payables:
Investment securities purchased	13,221,530
Fund shares redeemed	3,594,398
Manager (See Note 3)	1,310,178
Transfer agent (See Note 3)	407,840
Shareholder communication	105,913
NYLIFE Distributors (See Note 3)	49,905
Custodian	26,510
Professional fees	20,003
Trustees	4,479
Accrued expenses	12,766

Total liabilities	18,753,522

Net assets	$2,130,375,389

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$61,274
Additional paid-in capital	2,060,836,458

2,060,897,732
Undistributed net investment income	62,490,118
Accumulated net realized gain (loss) on investments and foreign currency transactions	(129,192,307)
Net unrealized appreciation (depreciation) on investments	136,455,428
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(275,582)

Net assets	$2,130,375,389

Class A
Net assets applicable to outstanding shares	$95,711,677

Shares of beneficial interest outstanding	2,765,339

Net asset value per share outstanding	$34.61
Maximum sales charge (5.50% of offering price)	2.01

Maximum offering price per share outstanding	$36.62

Investor Class
Net assets applicable to outstanding shares	$9,326,190

Shares of beneficial interest outstanding	269,730

Net asset value per share outstanding	$34.58
Maximum sales charge (5.50% of offering price)	2.01

Maximum offering price per share outstanding	$36.59

Class C
Net assets applicable to outstanding shares	$16,522,010

Shares of beneficial interest outstanding	488,282

Net asset value and offering price per share outstanding	$33.84

Class I
Net assets applicable to outstanding shares	$1,946,807,053

Shares of beneficial interest outstanding	55,954,266

Net asset value and offering price per share outstanding	$34.79

Class R1
Net assets applicable to outstanding shares	$2,269,957

Shares of beneficial interest outstanding	65,397

Net asset value and offering price per share outstanding	$34.71

Class R2
Net assets applicable to outstanding shares	$49,209,227

Shares of beneficial interest outstanding	1,423,585

Net asset value and offering price per share outstanding	$34.57

Class R3
Net assets applicable to outstanding shares	$10,529,275

Shares of beneficial interest outstanding	307,022

Net asset value and offering price per share outstanding	$34.29

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	59

Statement of Operations for the year ended October 31, 2014

Investment Income (Loss)
Income
Dividends (a)	$84,142,127

Expenses
Manager (See Note 3)	17,049,065
Transfer agent (See Note 3)	2,548,382
Distribution/Service—Class A (See Note 3)	808,530
Distribution/Service—Investor Class (See Note 3)	24,510
Distribution/Service—Class C (See Note 3)	176,945
Distribution/Service—Class R2 (See Note 3)	130,193
Distribution/Service—Class R3 (See Note 3)	59,438
Custodian	306,291
Shareholder communication	268,359
Registration	163,092
Professional fees	107,286
Shareholder service (See Note 3)	65,910
Trustees	37,607
Miscellaneous	57,855

Total expenses before waiver/reimbursement	21,803,463
Expense waiver/reimbursement from Manager (See Note 3)	(224,853)

Net expenses	21,578,610

Net investment income (loss)	62,563,517

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	102,268,414
Foreign currency transactions	(73,365)

Net realized gain (loss) on investments and foreign currency transactions	102,195,049

Net change in unrealized appreciation (depreciation) on:
Investments	(184,176,446)
Translation of other assets and liabilities in foreign currencies	(331,775)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(184,508,221)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(82,313,172)

Net increase (decrease) in net assets resulting from operations	$(19,749,655)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $5,497,998.

60	MainStay ICAP International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2014 and October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$62,563,517	$19,362,104
Net realized gain (loss) on investments and foreign currency transactions	102,195,049	27,532,154
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(184,508,221)	246,009,792

Net increase (decrease) in net assets resulting from operations	(19,749,655)	292,904,050

Dividends to shareholders:
From net investment income:
Class A	(2,984,866)	(4,362,177)
Investor Class	(64,557)	(145,660)
Class C	(1,044)	(123,430)
Class I	(14,891,820)	(15,026,192)
Class R1	(13,718)	(12,375)
Class R2	(357,737)	(725,651)
Class R3	(54,427)	(161,189)

Total dividends to shareholders	(18,368,169)	(20,556,674)

Capital share transactions:
Net proceeds from sale of shares	1,139,993,435	805,978,301
Net asset value of shares issued to shareholders in reinvestment of dividends	18,116,392	19,559,999
Cost of shares redeemed	(835,951,139)	(272,789,458)

Increase (decrease) in net assets derived from capital share transactions	322,158,688	552,748,842

Net increase (decrease) in net assets	284,040,864	825,096,218

Net Assets
Beginning of year	1,846,334,525	1,021,238,307

End of year	$2,130,375,389	$1,846,334,525

Undistributed net investment income at end of year	$62,490,118	$18,368,135

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	61

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2014	2013	2012	2011	2010
Net asset value at beginning of year	$35.20	$28.49	$27.48	$29.18	$27.05

Net investment income (loss)	1.25 (a)	0.44 (a)	0.55 (a)	0.50	0.37	(a)
Net realized and unrealized gain (loss) on investments	(1.55)	6.81	0.49	(1.67)	2.07
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.02)	(0.02)	(0.03)	0.00	‡

Total from investment operations	(0.31)	7.23	1.02	(1.20)	2.44

Less dividends:
From net investment income	(0.28)	(0.52)	(0.01)	(0.50)	(0.31)

Redemption fee (b)	—	—	—	—	0.00	‡(a)

Net asset value at end of year	$34.61	$35.20	$28.49	$27.48	$29.18

Total investment return (c)	(0.89%)	25.75%	3.76%	(4.31%)	9.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.49%	1.40%	2.00%	1.77%	1.36%
Net expenses	1.21%	1.27%	1.31%	1.29%	1.30%
Expenses (before waiver/reimbursement)	1.21%	1.27%	1.31%	1.29%	1.36%
Portfolio turnover rate	56%	47%	74%	62%	80%
Net assets at end of year (in 000’s)	$95,712	$379,556	$240,403	$159,275	$193,508

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Investor Class	2014	2013	2012	2011	2010
Net asset value at beginning of year	$35.16	$28.45	$27.46	$29.15	$27.05

Net investment income (loss)	0.95 (a)	0.41 (a)	0.49 (a)	0.47	0.29	(a)
Net realized and unrealized gain (loss) on investments	(1.29)	6.79	0.52	(1.69)	2.09
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.02)	(0.02)	(0.03)	0.00	‡

Total from investment operations	(0.35)	7.18	0.99	(1.25)	2.38

Less dividends:
From net investment income	(0.23)	(0.47)	—	(0.44)	(0.28)

Redemption fee (b)	—	—	—	—	0.00	‡(a)

Net asset value at end of year	$34.58	$35.16	$28.45	$27.46	$29.15

Total investment return (c)	(1.00%)	25.60%	3.61%	(4.44%)	9.02%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.68%	1.30%	1.78%	1.58%	1.07%
Net expenses	1.35%	1.39%	1.45%	1.44%	1.55%
Portfolio turnover rate	56%	47%	74%	62%	80%
Net assets at end of year (in 000’s)	$9,326	$9,968	$8,849	$9,864	$10,343

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

62	MainStay ICAP International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class C	2014	2013	2012		2011	2010
Net asset value at beginning of year	$34.44	$27.87	$27.11		$28.87	$26.87

Net investment income (loss)	0.68 (a)	0.17 (a)	0.28	(a)	0.27	0.08	(a)
Net realized and unrealized gain (loss) on investments	(1.27)	6.67	0.50		(1.69)	2.09
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.02)	(0.02)		(0.03)	0.00	‡

Total from investment operations	(0.60)	6.82	0.76		(1.45)	2.17

Less dividends:
From net investment income	(0.00)‡	(0.25)	—		(0.31)	(0.17)

Redemption fee (b)	—	—	—		—	0.00	‡(a)

Net asset value at end of year	$33.84	$34.44	$27.87		$27.11	$28.87

Total investment return (c)	(1.74%)	24.67%	2.80	%(d)	(5.16%)	8.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.95%	0.54%	1.05%		0.89%	0.31%
Net expenses	2.10%	2.14%	2.20%		2.19%	2.29%
Portfolio turnover rate	56%	47%	74%		62%	80%
Net assets at end of year (in 000’s)	$16,522	$17,386	$13,832		$15,931	$15,538

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

	Year ended October 31,
Class I	2014	2013	2012	2011	2010
Net asset value at beginning of year	$35.37	$28.63	$27.56	$29.26	$27.12

Net investment income (loss)	1.02 (a)	0.54 (a)	0.64 (a)	0.60	0.46	(a)
Net realized and unrealized gain (loss) on investments	(1.23)	6.84	0.51	(1.67)	2.08
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.02)	(0.02)	(0.03)	0.00	‡

Total from investment operations	(0.22)	7.36	1.13	(1.10)	2.54

Less dividends:
From net investment income	(0.36)	(0.62)	(0.06)	(0.60)	(0.40)

Redemption fee (b)	—	—	—	—	0.00	‡(a)

Net asset value at end of year	$34.79	$35.37	$28.63	$27.56	$29.26

Total investment return (c)	(0.61%)	26.16%	4.12%	(3.95%)	9.62%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.85%	1.69%	2.30%	2.10%	1.70%
Net expenses	0.95%	0.95%	0.95%	0.95%	0.95%
Expenses (before waiver/reimbursement)	0.96%	1.02%	1.06%	1.04%	1.11%
Portfolio turnover rate	56%	47%	74%	62%	80%
Net assets at end of year (in 000’s)	$1,946,807	$1,374,470	$704,106	$685,355	$587,673

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	63

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R1	2014	2013	2012	2011	2010
Net asset value at beginning of year	$35.29	$28.57	$27.52	$29.22	$27.07

Net investment income (loss)	0.99 (a)	0.50 (a)	0.64 (a)	0.54	0.40	(a)
Net realized and unrealized gain (loss) on investments	(1.23)	6.83	0.48	(1.64)	2.10
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.02)	(0.02)	(0.03)	0.00	‡

Total from investment operations	(0.25)	7.31	1.10	(1.13)	2.50

Less dividends:
From net investment income	(0.33)	(0.59)	(0.05)	(0.57)	(0.35)

Redemption fee (b)	—	—	—	—	0.00	‡(a)

Net asset value at end of year	$34.71	$35.29	$28.57	$27.52	$29.22

Total investment return (c)	(0.73%)	26.05%	4.05%	(4.09%)	9.48%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.77%	1.55%	2.30%	1.61%	1.47%
Net expenses	1.05%	1.05%	1.05%	1.05%	1.10%
Expenses (before reimbursement/waiver)	1.06%	1.12%	1.16%	1.14%	1.21%
Portfolio turnover rate	56%	47%	74%	62%	80%
Net assets at end of year (in 000’s)	$2,270	$1,480	$590	$480	$949

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.

	Year ended October 31,
Class R2	2014	2013	2012	2011	2010
Net asset value at beginning of year	$35.14	$28.45	$27.45	$29.14	$27.05

Net investment income (loss)	0.97 (a)	0.42 (a)	0.51 (a)	0.47	0.32	(a)
Net realized and unrealized gain (loss) on investments	(1.29)	6.78	0.51	(1.67)	2.07
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.02)	(0.02)	(0.03)	0.00	‡

Total from investment operations	(0.33)	7.18	1.00	(1.23)	2.39

Less dividends:
From net investment income	(0.24)	(0.49)	—	(0.46)	(0.30)

Redemption fee (b)	—	—	—	—	0.00	‡(a)

Net asset value at end of year	$34.57	$35.14	$28.45	$27.45	$29.14

Total investment return (c)	(0.96%)	25.62%	3.64%	(4.37%)	9.06%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.74%	1.32%	1.85%	1.63%	1.17%
Net expenses	1.30%	1.38%	1.41%	1.40%	1.46%
Expenses (before waiver/reimbursement)	1.31%	1.38%	1.41%	1.40%	1.46%
Portfolio turnover rate	56%	47%	74%	62%	80%
Net assets at end of year (in 000’s)	$49,209	$51,496	$42,435	$37,081	$39,156

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.

64	MainStay ICAP International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R3	2014	2013	2012	2011	2010
Net asset value at beginning of year	$34.87	$28.24	$27.31	$29.01	$26.95

Net investment income (loss)	0.88 (a)	0.34 (a)	0.44 (a)	0.40	0.25	(a)
Net realized and unrealized gain (loss) on investments	(1.29)	6.73	0.51	(1.68)	2.08
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.02)	(0.02)	(0.03)	0.00	‡

Total from investment operations	(0.42)	7.05	0.93	(1.31)	2.33

Less dividends:
From net investment income	(0.16)	(0.42)	—	(0.39)	(0.27)

Redemption fee (b)	—	—	—	—	0.00	‡(a)

Net asset value at end of year	$34.29	$34.87	$28.24	$27.31	$29.01

Total investment return (c)	(1.24%)	25.30%	3.41%	(4.65%)	8.85%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.49%	1.08%	1.60%	1.37%	0.91%
Net expenses	1.56%	1.62%	1.66%	1.65%	1.71%
Portfolio turnover rate	56%	47%	74%	62%	80%
Net assets at end of year (in 000’s)	$10,529	$11,978	$11,023	$10,577	$10,208

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	65

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009 and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds” and each individually, referred to as a “Fund”). These financial statements and notes relate to the MainStay ICAP Equity Fund, MainStay ICAP Select Equity Fund, MainStay ICAP Global Fund and MainStay ICAP International Fund (collectively referred to as the “ICAP Funds” and each individually referred to as an “ICAP Fund”). Each ICAP Fund is the successor of a series of ICAP Funds, Inc. with the same name (collectively referred to as the “Predecessor Funds” and each individually referred to as a “Predecessor Fund”). The reorganization of the Predecessor Funds with and into the respective ICAP Funds occurred on February 26, 2010. All information regarding and references to periods prior to February 26, 2010 relate to the respective Predecessor Funds.

The ICAP Funds commenced operations on the dates indicated below:

Commencement of Operations	Funds
April 30, 2008	MainStay ICAP Global Fund
December 31, 1997	MainStay ICAP Select Equity Fund MainStay ICAP International Fund
December 31, 1994	MainStay ICAP Equity Fund

The MainStay ICAP Equity Fund and MainStay ICAP International Fund offer seven classes of shares. Class A, Class C, Class R1, Class R2 and Class R3 shares commenced operations on September 1, 2006. Class I shares commenced operations (under a former designation) on December 31, 1994 for MainStay ICAP Equity Fund and on December 31, 1997 for MainStay ICAP International Fund. Investor Class shares commenced operations on April 29, 2008 for MainStay ICAP Equity Fund and MainStay ICAP International Fund.

The MainStay ICAP Global Fund offers four classes of shares: Class A, Investor Class, Class C and Class I shares. All share classes of the MainStay ICAP Global Fund commenced operations on April 30, 2008.

The MainStay ICAP Select Equity Fund offers nine classes of shares. Class A, Class C, Class R1, Class R2 and Class R3 shares commenced operations on September 1, 2006. Class I shares commenced operations on December 31, 1997 (under a former designation). Investor Class shares commenced operations on April 29, 2008. Class B shares commenced operations on November 13, 2009. Class R6 shares commenced operations on June 17, 2013.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. Each class of shares has the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates, than Class A, Investor Class, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The investment objective for each ICAP Fund is to seek total return.

Note 2–Significant Accounting Policies

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The ICAP Funds prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follow the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the ICAP Funds are open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of each ICAP Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the ICAP Funds (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to each ICAP Fund.

To assess the appropriateness of security valuations, the Manager or the ICAP Funds’ third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance

66	MainStay ICAP Funds

levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the full Board for its review and ratification, if appropriate, at its next regularly scheduled meeting immediately after such action.

“Fair value” is defined as the price an ICAP Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the ICAP Funds. Unobservable inputs reflect each ICAP Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including each ICAP Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The aggregate value by input level, as of October 31, 2014, for each ICAP Fund’s assets or liabilities is included at the end of each ICAP Fund’s Portfolio of Investments.

The ICAP Funds may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Broker Dealer Quotes	• Reported Trades
• Two-sided markets	• Issuer Spreads
• Bids/Offers	• Benchmark securities
• Industry and economic events	• Reference Data (corporate actions or material event notices)
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the ICAP Funds generally use a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The ICAP Funds may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent valuation uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. For the year ended October 31, 2014, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2014, the ICAP Funds did not hold any securities that were fair valued in such a manner.

Certain securities held by the ICAP Funds may principally trade in foreign markets. Events may occur between the time that foreign markets close and the time at which the ICAP Funds’ NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds an established threshold. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of October 31, 2014, no foreign equity securities were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the

67

Notes to Financial Statements (continued)

valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  Each ICAP Fund is treated as a separate entity for federal income tax purposes. The ICAP Funds’ policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each ICAP Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates each ICAP Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the ICAP Funds’ tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the ICAP Funds’ financial statements. The ICAP Funds’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The ICAP Funds may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which they invest. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The ICAP Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The ICAP Global Fund and the ICAP International Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which they invest. The ICAP Global Fund and the ICAP International Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which they invest.

Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Funds’ net unrealized appreciation (depreciation). Taxes related to capital gains realized during the year ended October 31, 2014, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid at least quarterly for the MainStay ICAP Equity Fund and MainStay ICAP Select Equity Fund, to the extent that income is available. MainStay ICAP Global Fund and MainStay ICAP International Fund will declare and pay dividends from net investment income, if any, at least annually. Distributions from net realized capital and currency gains, if any, are declared and paid annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the respective ICAP Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The ICAP Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the ICAP Funds are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the ICAP Funds, including those of related parties to the ICAP Funds, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

68	MainStay ICAP Funds

(H)  Repurchase Agreements.  The ICAP Funds may enter into repurchase agreements to earn income. The ICAP Funds may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a ICAP Fund to the seller secured by the securities transferred to the respective ICAP Fund.

When the ICAP Funds invest in repurchase agreements, the ICAP Funds’ custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the ICAP Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the respective ICAP Fund.

(I)  Foreign Currency Transactions.  The books and records of the ICAP Funds are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the ICAP Funds’ books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the ICAP Funds may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the ICAP Funds do engage in securities lending, the ICAP Funds will lend through their custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the ICAP Funds’ cash collateral in accordance with the lending agreement between the ICAP Funds and State Street, and indemnify the ICAP Funds’ portfolios against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The ICAP Funds may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The ICAP Funds may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The ICAP Funds will receive compensation for lending their securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The ICAP Funds also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the ICAP Funds.

Although the ICAP Funds and New York Life Investments have temporarily suspended securities lending, the ICAP Funds and New York Life Investments reserve the right to reinstitute securities lending at any time without notice when deemed appropriate. The ICAP Funds did not have any portfolio securities on loan as of October 31, 2014.

(K)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. The ICAP Funds may enter into rights and warrants when securities are acquired through a corporate action. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The ICAP Funds could also lose the entire value of their investment in warrants if such warrants are not exercised by the date of its expiration. The ICAP Funds are exposed to risk until the sale or exercise of each right or warrant is completed. As of October 31, 2014, the ICAP Funds did not hold any rights or warrants.

(L)  Concentration of Risk.  The ICAP Funds may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by an ICAP Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(M)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the ICAP Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The ICAP Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the ICAP Funds that have not yet occurred. Based on experience, management is

69

Notes to Financial Statements (continued)

of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the ICAP Funds.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the ICAP Funds’ Manager, pursuant to an Amended and Restated Management Agreement, (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the ICAP Funds. Except for the portion of salaries and expenses that are the responsibility of the ICAP Funds, the Manager pays the salaries and expenses of all personnel affiliated with the ICAP Funds and certain operational expenses of the ICAP Funds. The ICAP Funds reimburse New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the ICAP Funds. Institutional Capital LLC (“ICAP” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the ICAP Funds and is responsible for the day-to-day portfolio management of the ICAP Funds. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and ICAP, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, each ICAP Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the average daily net assets as follows: 0.80% up to $5 billion; 0.775% from $5 billion to $7.5 billion; and 0.75% in excess of $7.5 billion.

Prior to February 28, 2014, MainStay ICAP Global Fund paid the Manager a monthly fee for the services performed and facilities furnished at an annual rate of 0.80% of the average daily net assets of the Fund. The MainStay ICAP Equity Fund, MainStay ICAP Select Equity Fund and MainStay ICAP International Fund paid the Manager a monthly fee for services performed and facilities furnished at an annual rate of the average daily net assets as follows: 0.80% up to $5 billion and 0.775% in excess of $5 billion. The effective management fee rates (exclusive of any applicable waivers/reimbursements) for each of the ICAP Funds for the year ended October 31, 2014 were as follows:

Funds	Management Fee Rate
MainStay ICAP Equity Fund	0.80%
MainStay ICAP Select Equity Fund	0.80
MainStay ICAP Global Fund	0.80
MainStay ICAP International Fund	0.80

In connection with the discussion below regarding expense limitation agreements, Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses.

MainStay ICAP Equity Fund

New York Life Investments has contractually agreed to waive a portion of the MainStay ICAP Equity Fund’s management fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class I shares do not exceed 0.90% of its average daily net assets. This agreement will remain in effect until February 28, 2015, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the MainStay ICAP Equity Fund so that Total Annual Fund Operating Expenses do not exceed the following percentages of average daily net assets: Investor Class, 1.85%; Class C, 2.60%; and Class R1, 0.99%. This voluntary waiver or reimbursement may be discontinued at any time without notice.

MainStay ICAP Select Equity Fund

New York Life Investments has contractually agreed to waive a portion of the MainStay ICAP Select Equity Fund’s management fees and/or reimburse expenses so that Total Annual Fund Operating Expenses do not exceed the following percentages of average daily net assets: Class A, 1.18% and Class I, 0.90%. This agreement will remain in effect until February 28, 2015, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Additionally, New York Life Investments agreed to voluntarily waive fees and/or reimburse expenses of Class R1 and Class R2 shares of the MainStay ICAP Select Equity Fund so that Total Annual Fund Operating Expenses do not exceed 1.00% and 1.25%, respectively, of its average daily net assets. This voluntary waiver or reimbursement may be discontinued at any time without notice.

MainStay ICAP Global Fund

New York Life Investments has contractually agreed to waive a portion of the MainStay ICAP Global Fund’s management fees and/or reimburse expenses so that Total Annual Fund Operating Expenses do not exceed the following percentages of average daily net assets: Class A, 1.15%; Investor Class, 1.20%; Class C, 1.95%; and Class I, 0.90%. This agreement will remain in effect until February 28, 2015, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

MainStay ICAP International Fund

New York Life Investments has contractually agreed to waive a portion of the MainStay ICAP International Fund’s management fees and/or reimburse expenses so that Total Annual Fund Operating Expenses do not exceed the following percentages of average daily net assets: Class I, 0.95%. This agreement will remain in effect until February 28, 2015, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

70	MainStay ICAP Funds

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of Class R1 and Class R2 shares of the MainStay ICAP International Fund so that Total Annual Fund Operating Expenses do not exceed 1.05% and 1.30%, respectively, of its average daily net assets. This voluntary waiver or reimbursement may be discontinued at any time without notice. Prior to February 28, 2014, only Class R1 had a voluntary waiver in place.

For the year ended October 31, 2014, New York Life Investments earned fees from the ICAP Funds and waived its fees and/or reimbursed expenses as follows:

	Fees earned	Fees waived/ reimbursed
MainStay ICAP Equity Fund	$9,313,011	$—
MainStay ICAP Select Equity Fund	42,094,455	3,779,245
MainStay ICAP Global Fund	532,255	84,267
MainStay ICAP International Fund	17,049,065	224,853

State Street provides sub-administration and sub-accounting services to the ICAP Funds pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the ICAP Funds, maintaining the general ledger and sub-ledger accounts for the calculation of the ICAP Funds’ respective NAVs, and assisting New York Life Investments in conducting various aspects of the ICAP Funds’ administrative operations. For providing these services to the ICAP Funds, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the ICAP Funds, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The ICAP Funds have adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares, at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the ICAP Funds’ shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares of the ICAP Funds that offer these share classes. For its services, the Manager, its affiliates, or independent third party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares of the applicable ICAP Funds. This is in addition to any fees paid under a distribution plan, where applicable.

Shareholder service fees incurred by each ICAP Fund for the year ended October 31, 2014, were as follows:

MainStay ICAP Equity Fund
Class R1	$9,765
Class R2	19,952
Class R3	3,711

MainStay ICAP Select Equity Fund
Class R1	$54,375
Class R2	29,788
Class R3	13,330

MainStay ICAP International Fund
Class R1	$1,945
Class R2	52,077
Class R3	11,888

(C)  Sales Charges.  The ICAP Funds were advised by the Distributor that the amount of sales charges retained on sales of Class A and Investor Class shares for the year ended October 31, 2014, were as follows:

MainStay ICAP Equity Fund
Class A	$11,324
Investor Class	8,730

MainStay ICAP Select Equity Fund
Class A	$48,343
Investor Class	35,182

MainStay ICAP Global Fund
Class A	$1,108
Investor Class	1,796

MainStay ICAP International Fund
Class A	$13,610
Investor Class	5,347

71

Notes to Financial Statements (continued)

The ICAP Funds were also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares, for the year ended October 31, 2014, were as follows:

MainStay ICAP Equity Fund
Class A	$253
Class C	1,776

MainStay ICAP Select Equity Fund
Class A	$10,417
Investor Class	41
Class B	45,012
Class C	5,339

MainStay ICAP Global Fund
Class A	$100
Class C	115

MainStay ICAP International Fund
Class A	$5
Class C	1,954

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the ICAP Funds’ transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the ICAP Funds for the year ended October 31, 2014, were as follows:

MainStay ICAP Equity Fund
Class A	$29,890
Investor Class	35,421
Class C	32,536
Class I	688,258
Class R1	6,348
Class R2	13,010
Class R3	2,420

MainStay ICAP Select Equity Fund
Class A	$1,364,704
Investor Class	533,507
Class B	137,036
Class C	303,355
Class I	6,303,209
Class R1	87,211
Class R2	47,650
Class R3	21,368

MainStay ICAP Global Fund
Class A	$814
Investor Class	2,422
Class C	1,476
Class I	10,198

MainStay ICAP International Fund
Class A	$392,615
Investor Class	25,438
Class C	45,911
Class I	2,006,388
Class R1	2,287
Class R2	61,655
Class R3	14,088

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the ICAP Funds have implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2014, New York Life and its affiliates beneficially held shares of the ICAP Funds with values and percentages of net assets as follows:

MainStay ICAP Equity Fund
Class I	$93,607,336	8.6%

MainStay ICAP Select Equity Fund
Class A	$213,621	0.0	%‡
Class R6	29,820	0.0	‡

‡	Less than one-tenth of a percent.

MainStay ICAP Global Fund
Class A	$60,857	1.2%
Class C	29,351	4.4
Class I	58,067,381	96.0

72	MainStay ICAP Funds

Note 4–Federal Income Tax

As of October 31, 2014, the components of accumulated gain (loss) on a tax basis were as follows:

	Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
MainStay ICAP Equity Fund	$13,485,306	$90,307,307	$—	$234,223,347	$338,015,960
MainStay ICAP Select Equity Fund	76,968,399	520,638,806	—	891,076,567	1,488,683,772
MainStay ICAP Global Fund	1,500,423	2,107,833	—	6,774,933	10,383,189
MainStay ICAP International Fund	62,934,940	(117,077,114)	(444,821)	124,064,652	69,477,657

The difference between book basis and tax basis unrealized depreciation is primarily due to wash sale adjustments. The other temporary differences are primarily due to foreign taxes payable.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2014 were not affected.

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
MainStay ICAP Equity Fund	$(1,464)	$1,464	$—
MainStay ICAP Select Equity Fund	—	(96,853,972)	96,853,972
MainStay ICAP Global Fund	(10,675)	10,675	—
MainStay ICAP International Fund	(73,365)	73,365	—

The reclassifications for the ICAP Funds are primarily due to foreign currency gain (loss) and distributions in connection with redemption of fund shares.

Under the Regulated Investment Company Modernization Act of 2010, the ICAP Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

MainStay ICAP Equity Fund

The MainStay ICAP Equity Fund utilized $54,454,136 of capital loss carryforwards during the year ended October 31, 2014.

MainStay ICAP Select Equity Fund

As of October 31, 2014, for federal income tax purposes, capital loss carryforwards of $30,232,758 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2016 2017	$29,765 468	$	— —
Total	$30,233		$—

The MainStay ICAP Select Equity Fund utilized $127,319,276 of capital loss carryforwards during the year ended October 31, 2014.

MainStay ICAP Global Fund

The MainStay ICAP Global Fund utilized $6,341,989 of capital loss carryforwards during the year ended October 31, 2014.

MainStay ICAP International Fund

As of October 31, 2014, for federal income tax purposes, capital loss carryforwards of $117,077,114 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2017	$117,077	$—

The MainStay ICAP International Fund utilized $106,382,117 of capital loss carryforwards during the year ended October 31, 2014.

73

Notes to Financial Statements (continued)

The tax character of distributions paid during the years ended October 31, 2014 and October 31, 2013 shown in the Statements of Changes in Net Assets was as follows:

	2014			2013
	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long-Term Capital Gains	Total	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long-Term Capital Gains	Total
MainStay ICAP Equity Fund	$12,679,493	$—	$12,679,493	$13,676,381	$—	$13,676,381
MainStay ICAP Select Equity Fund	58,477,760	—	58,477,760	60,393,363	—	60,393,363
MainStay ICAP Global Fund	840,931	—	840,931	862,714	—	862,714
MainStay ICAP International Fund	18,368,169	—	18,368,169	20,556,674	—	20,556,674

Note 5–Custodian

State Street is the custodian of cash and securities held by the ICAP Funds. Custodial fees are charged to each ICAP Fund based on the ICAP Fund’s net assets and/or the market value of securities held by each ICAP Fund and the number of certain cash transactions incurred by each ICAP Fund.

Note 6–Line of Credit

The ICAP Funds and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 5, 2014, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum amount of $700,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the ICAP Funds and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 4, 2015, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 5, 2014, the aggregate commitment amount was $300,000,000 with an optional maximum amount of $400,000,000.

During the year ended October 31, 2014, the MainStay ICAP Equity Fund utilized the line of credit for 1 day, maintained a balance of $17,800,000 at a weighted average interest rate of 1.0725% and incurred interest expense in the amount of $530. As of October 31, 2014, there were no borrowings outstanding.

Note 7–Purchases and Sales of Securities (in 000’s)

For the year ended October 31, 2014, purchases and sales of securities, other than short-term securities, were as follows:

	Other
	Purchases	Sales
MainStay ICAP Equity Fund	$672,819	$654,028
MainStay ICAP Select Equity Fund	3,308,328	3,862,084
MainStay ICAP Global Fund	44,251	41,580
MainStay ICAP International Fund	1,552,087	1,155,937

74	MainStay ICAP Funds

Note 8–Capital Share Transactions

MainStay ICAP Equity Fund

Class A	Shares	Amount
Year ended October 31, 2014:
Shares sold	205,201	$10,685,331
Shares issued to shareholders in reinvestment of dividends and distributions	7,632	401,554
Shares redeemed	(260,384)	(13,615,845)

Net increase (decrease) in shares outstanding before conversion	(47,551)	(2,528,960)
Shares converted into Class A (See Note 1)	20,221	1,059,449
Shares converted from Class A (See Note 1)	(3,757)	(200,789)

Net increase (decrease)	(31,087)	$(1,670,300)

Year ended October 31, 2013:
Shares sold	317,960	$14,090,377
Shares issued to shareholders in reinvestment of dividends and distributions	9,591	426,504
Shares redeemed	(195,468)	(8,589,162)

Net increase (decrease) in shares outstanding before conversion	132,083	5,927,719
Shares converted into Class A (See Note 1)	23,232	1,080,430
Shares converted from Class A (See Note 1)	(3,147)	(150,726)

Net increase (decrease)	152,168	$6,857,423

Investor Class	Shares	Amount
Year ended October 31, 2014:
Shares sold	46,341	$2,448,020
Shares issued to shareholders in reinvestment of dividends and distributions	1,867	98,054
Shares redeemed	(50,603)	(2,676,857)

Net increase (decrease) in shares outstanding before conversion	(2,395)	(130,783)
Shares converted into Investor Class (See Note 1)	3,764	200,789
Shares converted from Investor Class (See Note 1)	(20,253)	(1,059,449)

Net increase (decrease)	(18,884)	$(989,443)

Year ended October 31, 2013:
Shares sold	38,478	$1,716,472
Shares issued to shareholders in reinvestment of dividends and distributions	2,869	126,068
Shares redeemed	(44,618)	(1,976,357)

Net increase (decrease) in shares outstanding before conversion	(3,271)	(133,817)
Shares converted into Investor Class (See Note 1)	3,153	150,726
Shares converted from Investor Class (See Note 1)	(23,274)	(1,080,430)

Net increase (decrease)	(23,392)	$(1,063,521)

Class C	Shares	Amount
Year ended October 31, 2014:
Shares sold	56,520	$2,927,549
Shares issued to shareholders in reinvestment of dividends and distributions	57	2,922
Shares redeemed	(38,226)	(1,988,031)

Net increase (decrease)	18,351	$942,440

Year ended October 31, 2013:
Shares sold	55,666	$2,516,013
Shares issued to shareholders in reinvestment of dividends and distributions	398	16,917
Shares redeemed	(37,137)	(1,582,648)

Net increase (decrease)	18,927	$950,282

Class I	Shares	Amount
Year ended October 31, 2014:
Shares sold	5,098,598	$267,945,973
Shares issued to shareholders in reinvestment of dividends and distributions	219,706	11,596,677
Shares redeemed	(4,955,356)	(261,698,708)

Net increase (decrease)	362,948	$17,843,942

Year ended October 31, 2013:
Shares sold	4,741,666	$213,187,044
Shares issued to shareholders in reinvestment of dividends and distributions	281,207	12,430,743
Shares redeemed	(5,974,888)	(266,888,760)

Net increase (decrease)	(952,015)	$(41,270,973)

Class R1	Shares	Amount
Year ended October 31, 2014:
Shares sold	53,253	$2,814,437
Shares issued to shareholders in reinvestment of dividends and distributions	1,892	99,923
Shares redeemed	(41,593)	(2,202,640)

Net increase (decrease)	13,552	$711,720

Year ended October 31, 2013:
Shares sold	93,239	$4,066,747
Shares issued to shareholders in reinvestment of dividends and distributions	2,179	96,977
Shares redeemed	(36,280)	(1,616,380)

Net increase (decrease)	59,138	$2,547,344

75

Notes to Financial Statements (continued)

Class R2	Shares	Amount
Year ended October 31, 2014:
Shares sold	80,005	$4,184,964
Shares issued to shareholders in reinvestment of dividends and distributions	2,118	111,394
Shares redeemed	(226,573)	(11,902,247)

Net increase (decrease)	(144,450)	$(7,605,889)

Year ended October 31, 2013:
Shares sold	201,645	$9,050,910
Shares issued to shareholders in reinvestment of dividends and distributions	3,428	151,412
Shares redeemed	(94,834)	(4,216,555)

Net increase (decrease)	110,239	$4,985,767

Class R3	Shares	Amount
Year ended October 31, 2014:
Shares sold	14,814	$765,970
Shares issued to shareholders in reinvestment of dividends and distributions	385	20,186
Shares redeemed	(24,287)	(1,283,144)

Net increase (decrease)	(9,088)	$(496,988)

Year ended October 31, 2013:
Shares sold	26,246	$1,152,965
Shares issued to shareholders in reinvestment of dividends and distributions	619	27,112
Shares redeemed	(32,238)	(1,375,803)

Net increase (decrease)	(5,373)	$(195,726)

MainStay ICAP Select Equity Fund

Class A	Shares	Amount
Year ended October 31, 2014:
Shares sold	2,992,636	$147,791,908
Shares issued to shareholders in reinvestment of dividends and distributions	139,875	6,947,440
Shares redeemed	(5,463,562)	(272,164,410)

Net increase (decrease) in shares outstanding before conversion	(2,331,051)	(117,425,062)
Shares converted into Class A (See Note 1)	372,824	18,527,847
Shares converted from Class A (See Note 1)	(38,207)	(1,908,328)

Net increase (decrease)	(1,996,434)	$(100,805,543)

Year ended October 31, 2013:
Shares sold	4,402,386	$187,907,287
Shares issued to shareholders in reinvestment of dividends and distributions	172,764	7,293,779
Shares redeemed	(3,542,410)	(150,576,291)

Net increase (decrease) in shares outstanding before conversion	1,032,740	44,624,775
Shares converted into Class A (See Note 1)	542,080	23,735,116
Shares converted from Class A (See Note 1)	(37,499)	(1,680,426)

Net increase (decrease)	1,537,321	$66,679,465

Investor Class	Shares	Amount
Year ended October 31, 2014:
Shares sold	168,695	$8,318,518
Shares issued to shareholders in reinvestment of dividends and distributions	30,326	1,506,195
Shares redeemed	(478,123)	(23,674,959)

Net increase (decrease) in shares outstanding before conversion	(279,102)	(13,850,246)
Shares converted into Investor Class (See Note 1)	154,201	7,688,976
Shares converted from Investor Class (See Note 1)	(339,864)	(16,896,382)

Net increase (decrease)	(464,765)	$(23,057,652)

Year ended October 31, 2013:
Shares sold	195,519	$8,364,601
Shares issued to shareholders in reinvestment of dividends and distributions	44,189	1,847,401
Shares redeemed	(566,991)	(23,962,056)

Net increase (decrease) in shares outstanding before conversion	(327,283)	(13,750,054)
Shares converted into Investor Class (See Note 1)	218,732	9,353,171
Shares converted from Investor Class (See Note 1)	(480,398)	(21,101,974)

Net increase (decrease)	(588,949)	$(25,498,857)

Class B	Shares	Amount
Year ended October 31, 2014:
Shares sold	102,798	$5,025,119
Shares issued to shareholders in reinvestment of dividends and distributions	432	20,738
Shares redeemed	(138,239)	(6,791,703)

Net increase (decrease) in shares outstanding before conversion	(35,009)	(1,745,846)
Shares converted from Class B (See Note 1)	(150,396)	(7,412,113)

Net increase (decrease)	(185,405)	$(9,157,959)

Year ended October 31, 2013:
Shares sold	137,834	$5,799,072
Shares issued to shareholders in reinvestment of dividends and distributions	3,384	136,310
Shares redeemed	(199,687)	(8,334,445)

Net increase (decrease) in shares outstanding before conversion	(58,469)	(2,399,063)
Shares converted from Class B (See Note 1)	(245,229)	(10,305,887)

Net increase (decrease)	(303,698)	$(12,704,950)

76	MainStay ICAP Funds

Class C	Shares	Amount
Year ended October 31, 2014:
Shares sold	166,636	$8,112,862
Shares issued to shareholders in reinvestment of dividends and distributions	667	32,010
Shares redeemed	(424,969)	(20,871,292)

Net increase (decrease)	(257,666)	$(12,726,420)

Year ended October 31, 2013:
Shares sold	251,994	$10,685,053
Shares issued to shareholders in reinvestment of dividends and distributions	4,442	179,962
Shares redeemed	(467,675)	(19,447,854)

Net increase (decrease)	(211,239)	$(8,582,839)

Class I	Shares	Amount
Year ended October 31, 2014 (a):
Shares sold	16,880,998	$836,145,722
Shares issued to shareholders in reinvestment of dividends and distributions	920,903	45,826,013
Shares redeemed	(30,693,898)	(1,540,839,520)

Net increase (decrease)	(12,891,997)	$(658,867,785)

Year ended October 31, 2013:
Shares sold	24,307,568	$1,037,024,790
Shares issued to shareholders in reinvestment of dividends and distributions	1,088,170	45,944,382
Shares redeemed	(21,355,654)	(893,929,997)

Net increase (decrease)	4,040,084	$189,039,175

(a) Includes the purchase of 436,021 shares through an in-kind transfer of securities in the amount of $21,133,956. (See Note 9)

Class R1	Shares	Amount
Year ended October 31, 2014:
Shares sold	630,210	$30,632,179
Shares issued to shareholders in reinvestment of dividends and distributions	12,479	620,671
Shares redeemed	(340,084)	(16,825,403)

Net increase (decrease)	302,605	$14,427,447

Year ended October 31, 2013:
Shares sold	165,687	$7,233,266
Shares issued to shareholders in reinvestment of dividends and distributions	9,699	408,241
Shares redeemed	(171,008)	(7,253,182)

Net increase (decrease)	4,378	$388,325

Class R2	Shares	Amount
Year ended October 31, 2014:
Shares sold	225,724	$10,990,739
Shares issued to shareholders in reinvestment of dividends and distributions	5,027	249,111
Shares redeemed	(283,663)	(13,969,889)

Net increase (decrease)	(52,912)	$(2,730,039)

Year ended October 31, 2013:
Shares sold	192,081	$7,977,573
Shares issued to shareholders in reinvestment of dividends and distributions	6,513	273,304
Shares redeemed	(204,260)	(8,623,642)

Net increase (decrease)	(5,666)	$(372,765)

Class R3	Shares	Amount
Year ended October 31, 2014:
Shares sold	50,717	$2,516,497
Shares issued to shareholders in reinvestment of dividends and distributions	1,344	66,566
Shares redeemed	(92,752)	(4,585,594)

Net increase (decrease)	(40,691)	$(2,002,531)

Year ended October 31, 2013:
Shares sold	76,608	$3,240,989
Shares issued to shareholders in reinvestment of dividends and distributions	2,862	118,975
Shares redeemed	(176,345)	(7,520,935)

Net increase (decrease)	(96,875)	$(4,160,971)

Class R6	Shares	Amount
Year ended October 31, 2014:
Shares sold	2,040,355	$103,544,882
Shares issued to shareholders in reinvestment of dividends and distributions	12,099	613,461
Shares redeemed	(198,760)	(10,018,136)

Net increase (decrease)	1,853,694	$94,140,207

Year ended October 31, 2013 (b):
Shares sold	567	$25,000
Shares issued to shareholders in reinvestment of dividends	4	194

Net increase (decrease)	571	$25,194

(b) Class R6 shares were first offered on June 17, 2013.

77

Notes to Financial Statements (continued)

MainStay ICAP Global Fund

Class A	Shares	Amount
Year ended October 31, 2014:
Shares sold	54,405	$629,643
Shares issued to shareholders in reinvestment of dividends and distributions	4,579	51,787
Shares redeemed	(34,116)	(394,671)

Net increase (decrease) in shares outstanding before conversion	24,868	286,759
Shares converted into Class A (See Note 1)	2,261	25,886
Shares converted from Class A (See Note 1)	(1,410)	(16,087)

Net increase (decrease)	25,719	$296,558

Year ended October 31, 2013:
Shares sold	44,567	$449,928
Shares issued to shareholders in reinvestment of dividends and distributions	5,633	51,258
Shares redeemed	(50,027)	(513,615)

Net increase (decrease) in shares outstanding before conversion	173	(12,429)
Shares converted into Class A (See Note 1)	3,414	32,815

Net increase (decrease)	3,587	$20,386

Investor Class	Shares	Amount
Year ended October 31, 2014:
Shares sold	31,385	$364,644
Shares issued to shareholders in reinvestment of dividends and distributions	880	9,939
Shares redeemed	(19,520)	(225,486)

Net increase (decrease) in shares outstanding before conversion	12,745	149,097
Shares converted into Investor Class (See Note 1)	1,412	16,087
Shares converted from Investor Class (See Note 1)	(2,265)	(25,886)

Net increase (decrease)	11,892	$139,298

Year ended October 31, 2013:
Shares sold	26,567	$265,286
Shares issued to shareholders in reinvestment of dividends and distributions	1,058	9,620
Shares redeemed	(14,928)	(153,074)

Net increase (decrease) in shares outstanding before conversion	12,697	121,832
Shares converted from Investor Class (See Note 1)	(3,417)	(32,815)

Net increase (decrease)	9,280	$89,017

Class C	Shares	Amount
Year ended October 31, 2014:
Shares sold	13,620	$155,768
Shares issued to shareholders in reinvestment of dividends and distributions	262	2,952
Shares redeemed	(5,998)	(69,173)

Net increase (decrease)	7,884	$89,547

Year ended October 31, 2013:
Shares sold	28,458	$289,813
Shares issued to shareholders in reinvestment of dividends and distributions	204	1,850
Shares redeemed	(11,381)	(116,548)

Net increase (decrease)	17,281	$175,115

Class I	Shares	Amount
Year ended October 31, 2014:
Shares sold	7,909	$92,636
Shares issued to shareholders in reinvestment of dividends and distributions	68,543	775,905
Shares redeemed	(10,762)	(126,513)

Net increase (decrease)	65,690	$742,028

Year ended October 31, 2013:
Shares sold	2,367	$23,758
Shares issued to shareholders in reinvestment of dividends and distributions	87,657	798,553
Shares redeemed	(4,973)	(54,144)

Net increase (decrease)	85,051	$768,167

MainStay ICAP International Fund

Class A	Shares	Amount
Year ended October 31, 2014:
Shares sold	2,702,708	$96,090,585
Shares issued to shareholders in reinvestment of dividends and distributions	83,984	2,912,552
Shares redeemed	(10,814,783)	(393,388,175)

Net increase (decrease) in shares outstanding before conversion	(8,028,091)	(294,385,038)
Shares converted into Class A (See Note 1)	21,642	779,124
Shares converted from Class A (See Note 1)	(12,279)	(435,653)

Net increase (decrease)	(8,018,728)	$(294,041,567)

Year ended October 31, 2013:
Shares sold	3,949,365	$126,783,797
Shares issued to shareholders in reinvestment of dividends and distributions	142,215	4,129,921
Shares redeemed	(1,769,230)	(55,753,343)

Net increase (decrease) in shares outstanding before conversion	2,322,350	75,160,375
Shares converted into Class A (See Note 1)	27,334	902,111
Shares converted from Class A (See Note 1)	(3,560)	(119,269)

Net increase (decrease)	2,346,124	$75,943,217

78	MainStay ICAP Funds

Investor Class	Shares	Amount
Year ended October 31, 2014:
Shares sold	33,764	$1,201,110
Shares issued to shareholders in reinvestment of dividends and distributions	1,848	64,125
Shares redeemed	(40,063)	(1,426,002)

Net increase (decrease) in shares outstanding before conversion	(4,451)	(160,767)
Shares converted into Investor Class (See Note 1)	12,287	435,653
Shares converted from Investor Class (See Note 1)	(21,650)	(779,124)

Net increase (decrease)	(13,814)	$(504,238)

Year ended October 31, 2013:
Shares sold	37,976	$1,198,205
Shares issued to shareholders in reinvestment of dividends and distributions	4,979	144,550
Shares redeemed	(46,633)	(1,468,808)

Net increase (decrease) in shares outstanding before conversion	(3,678)	(126,053)
Shares converted into Investor Class (See Note 1)	3,563	119,269
Shares converted from Investor Class (See Note 1)	(27,359)	(902,111)

Net increase (decrease)	(27,474)	$(908,895)

Class C	Shares	Amount
Year ended October 31, 2014:
Shares sold	88,298	$3,057,048
Shares issued to shareholders in reinvestment of dividends and distributions	28	954
Shares redeemed	(104,890)	(3,674,514)

Net increase (decrease)	(16,564)	$(616,512)

Year ended October 31, 2013:
Shares sold	78,974	$2,471,760
Shares issued to shareholders in reinvestment of dividends and distributions	3,806	108,957
Shares redeemed	(74,192)	(2,248,542)

Net increase (decrease)	8,588	$332,175

Class I	Shares	Amount
Year ended October 31, 2014:
Shares sold	28,346,227	$1,022,521,715
Shares issued to shareholders in reinvestment of dividends and distributions	424,342	14,758,600
Shares redeemed	(11,679,418)	(417,951,037)

Net increase (decrease)	17,091,151	$619,329,278

Year ended October 31, 2013:
Shares sold	19,880,826	$656,645,012
Shares issued to shareholders in reinvestment of dividends and distributions	493,838	14,365,737
Shares redeemed	(6,104,005)	(191,915,991)

Net increase (decrease)	14,270,659	$479,094,758

Class R1	Shares	Amount
Year ended October 31, 2014:
Shares sold	39,320	$1,413,549
Shares issued to shareholders in reinvestment of dividends and distributions	327	11,353
Shares redeemed	(16,187)	(589,955)

Net increase (decrease)	23,460	$834,947

Year ended October 31, 2013:
Shares sold	23,585	$764,746
Shares issued to shareholders in reinvestment of dividends and distributions	318	9,241
Shares redeemed	(2,620)	(83,859)

Net increase (decrease)	21,283	$690,128

Class R2	Shares	Amount
Year ended October 31, 2014:
Shares sold	341,234	$12,102,163
Shares issued to shareholders in reinvestment of dividends and distributions	9,304	322,474
Shares redeemed	(392,251)	(13,994,829)

Net increase (decrease)	(41,713)	$(1,570,192)

Year ended October 31, 2013:
Shares sold	438,198	$13,735,882
Shares issued to shareholders in reinvestment of dividends and distributions	22,869	663,671
Shares redeemed	(487,337)	(15,325,850)

Net increase (decrease)	(26,270)	$(926,297)

Class R3	Shares	Amount
Year ended October 31, 2014:
Shares sold	101,800	$3,607,265
Shares issued to shareholders in reinvestment of dividends and distributions	1,345	46,334
Shares redeemed	(139,603)	(4,926,627)

Net increase (decrease)	(36,458)	$(1,273,028)

Year ended October 31, 2013:
Shares sold	139,172	$4,378,899
Shares issued to shareholders in reinvestment of dividends and distributions	4,779	137,922
Shares redeemed	(190,857)	(5,993,065)

Net increase (decrease)	(46,906)	$(1,476,244)

Note 9–In-Kind Transfer of Securities

During the year ended October 31, 2014, the MainStay ICAP Select Equity Fund sold shares of beneficial interest in exchange for securities. The securities were transferred at their current value on the date of transaction.

Transaction Date	Shares	Value
11/21/13	436,021	$21,133,956

79

Notes to Financial Statements (continued)

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the ICAP Funds as of and for the year ended October 31, 2014, events and transactions subsequent to October 31, 2014, through the date the financial statements were issued have been evaluated by the ICAP Funds’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

80	MainStay ICAP Funds

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the MainStay ICAP Equity Fund, MainStay ICAP Select Equity Fund, MainStay ICAP Global Fund, and MainStay ICAP International Fund (each a “Fund” and collectively, the “Funds”), four of the funds constituting MainStay Funds Trust, as of October 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay ICAP Equity Fund, MainStay ICAP Select Equity Fund, MainStay ICAP Global Fund, and MainStay ICAP International Fund of MainStay Funds Trust as of October 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2014

81

Federal Income Tax Information

(Unaudited)

The ICAP Funds are required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the ICAP Funds during such fiscal years.

For the fiscal year ended October 31, 2014, the ICAP Funds designated approximately the following amounts under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates:

MainStay ICAP Equity Fund	$12,679,493
MainStay ICAP Select Equity Fund	58,477,760
MainStay ICAP Global Fund	840,931
MainStay ICAP International Fund	23,421,345

The dividends paid by the following ICAP Funds during the fiscal year ended October 31, 2014 should be multiplied by the following percentage to arrive at the amount eligible for the corporate dividend received deduction:

DRD%
MainStay ICAP Equity Fund	75.2%
MainStay ICAP Select Equity Fund	75.2
MainStay ICAP Global Fund	66.1
MainStay ICAP International Fund	—

In February 2015, shareholders will receive IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2014. The amounts reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the ICAP Funds’ fiscal year end October 31, 2014.

In accordance with federal tax law, the MainStay ICAP International Fund elects to provide each shareholder with their portion of the Fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund made the following designations regarding its fiscal year ended October 31, 2014:

•	the total amount of taxes paid to foreign countries was $5,053,176.

•	the total amount of income sourced from foreign countries was $89,640,125.

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2014 calendar year with form 1099-DIV, which will be mailed during February 2015.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the ICAP Funds’ securities is available without charge, upon request, (i) by visiting the MainStay Funds’ website at mainstayinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

The ICAP Funds are required to file with the SEC their proxy voting records for each ICAP Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or relevant ICAP Fund proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

Each ICAP Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Each ICAP Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

82	MainStay ICAP Funds

Board of Trustees and Officers (Unaudited)

The Board of Trustees oversees the actions of the MainStay Group of Funds (which is comprised of Funds that are series of the MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay DefinedTerm Municipal Opportunities Fund) (collectively the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s), and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal.

Under the Retirement Policy, a Board Member must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board Members. Information pertaining to the Board Members and officers is set forth below. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Board Members are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Board Members	John Y. Kim* 9/24/60	Indefinite; The MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008.***	Vice Chairman (since January 2014) and Chief Investment Officer (since 2011), New York Life Insurance Company; President, Investments Group—New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management Holdings LLC (since 2008); Chairman of the Board of Managers (since 2008) and Chief Executive Officer (2008 to 2013), New York Life Investment Management LLC; Member of the Board, MCF Capital Management LLC (since 2012), Private Advisors LLC (since 2010); MacKay Shields LLC and Madison Capital Funding LLC (since 2008); and Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012)	82

MainStay VP Funds Trust:
Trustee since 2008 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

83

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	82

MainStay VP Funds Trust:

Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; The MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82

MainStay VP Funds Trust:

Chairman since 2013 and Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011;

Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	82

MainStay VP Funds Trust:

Trustee since 2006 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; The MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82

MainStay VP Funds Trust:

Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

84	MainStay ICAP Funds

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40	Indefinite; The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (since 2008); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, University of California—San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011)	82

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 1994 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

	John A. Weisser 10/22/41	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	82

MainStay VP Funds Trust:

Trustee since 1997 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

85

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since January 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Senior Managing Director (since 2012) and Chairman of the Board (since 2008), NYLIM Service Company LLC; Senior Managing Director (since 2005) and Co-President (since January 2014), New York Life Investment Management LLC; President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012))
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, The MainStay Funds and MainStay Funds Trust (since 2014)	Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Assistant Secretary, MainStay VP Funds Trust (2010 to 2014)**, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014); Associate, Dechert LLP (2006 to 2010)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**; Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Insurance Company, New York Life Investment Management LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

86	MainStay ICAP Funds

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Alternative

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2014 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1630387 MS360-14	MSIC11-12/14 (NYLIM) NL238

MainStay Epoch U.S. All Cap Fund

Message from the President and Annual Report

October 31, 2014

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Message from the President

U.S. stocks saw relatively strong results for the 12 months ended October 31, 2014, with several leading U.S. stock indices recording double-digit returns. Despite geopolitical unrest and global economic uncertainty, domestic stocks benefited from accommodative central bank policies, increased merger and acquisition activity and solid corporate earnings.

In the United States, growth stocks outpaced value stocks at all capitalization levels except the very smallest, according to Russell data. Among stocks that Russell deemed defensive, however, the trend reversed, with value tending to outperform growth.

On the whole, international stocks provided disappointing performance during the 12-month reporting period, with returns for leading international stock indices ranging from nearly flat to negative. Increasing investor uncertainty about Europe, China and Japan contributed to the weakness, as did continuing tensions between Russia and Ukraine.

In Europe, slowing growth in gross domestic product (GDP) fueled deflation concerns, and remarks by the European Central Bank were not able to restore market confidence. The slowing pace of growth in China affected many countries, especially export-oriented emerging markets. Japan’s economy struggled after a consumer tax hike in April 2014 led to questions about the viability of the nation’s economic reforms.

For the most part, bond markets provided positive returns, with strong results from convertible bonds and emerging-market bonds overall. The Federal Open Market Committee kept the federal funds target rate in a range near zero throughout the reporting period. This accommodative stance benefited high-yield bonds and leveraged loans as investors searched for yield. The demand for municipal bonds remained consistently strong throughout the reporting period and municipal bond returns were strengthened as supply declined year-over-year.

If there’s anything certain about the stock and bond markets, it’s that there will always be unpredictable elements. This poses a difficult—but not insurmountable—challenge for investors. At MainStay Funds, our portfolio managers seek to prepare for the unknown by employing time-tested strategies and investment techniques as they pursue well-defined investment objectives outlined in the prospectus. Drawing on their own extensive investment experience, they pursue an appropriate balance of risk and reward for their respective Funds, no matter where the markets may move.

The report that follows shows how this approach affected your MainStay Fund during the 12 months ended October 31, 2014. We encourage you to read the report carefully and use it as you evaluate the progress of your investment portfolio. With increasing knowledge, ongoing portfolio adjustments and wise decisions along the way, you may be better able to pursue your long-range financial goals.

We thank you for choosing MainStay Funds, and we are pleased to have earned your trust. We know that with trust comes responsibility; and we will seek to honor that responsibility for as long as you invest with us.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2014

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	8.94 15.28%	14.19 15.49%	7.42 8.03%	1.15 1.15%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	8.58 14.90	13.69 14.98	7.12 7.73	1.57 1.57
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	9.07 14.07	13.90 14.14	6.92 6.92	2.32 2.32
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	13.01 14.01	14.12 14.12	6.91 6.91	2.32 2.32
Class I Shares	No Sales Charge		15.60	15.76	8.43	0.90

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
Russell 3000® Index[4]	16.07%	17.01%	8.55%
Average Lipper Multi-Cap Core Fund[5]	13.34	15.26	7.83

4.

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.	The average Lipper multi-cap core fund is representative of funds that, by portfolio practice, invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. Multi-cap core funds typically have average characteristics compared to the S&P SuperComposite 1500 Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch U.S. All Cap Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch U.S. All Cap Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2014, to October 31, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2014, to October 31, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/14	Ending Account Value (Based on Actual Returns and Expenses) 10/31/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/14	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,091.20	$5.96	$1,019.50	$5.75

Investor Class Shares	$1,000.00	$1,089.70	$7.80	$1,017.70	$7.53

Class B Shares	$1,000.00	$1,085.90	$11.72	$1,014.00	$11.32

Class C Shares	$1,000.00	$1,085.30	$11.72	$1,014.00	$11.32

Class I Shares	$1,000.00	$1,092.80	$4.64	$1,020.80	$4.48

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.13% for Class A, 1.48% for Investor Class, 2.23% for Class B and Class C and 0.88% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Industry Composition as of October 31, 2014 (Unaudited)

Software	9.9%
Aerospace & Defense	6.9
Capital Markets	6.6
Banks	5.8
Technology Hardware, Storage & Peripherals	5.8
Insurance	4.9
Chemicals	4.6
Oil, Gas & Consumable Fuels	4.2
Specialty Retail	3.6
Semiconductors & Semiconductor Equipment	3.5
Health Care Providers & Services	3.4
IT Services	3.2
Diversified Financial Services	2.8
Auto Components	2.6
Multi-Utilities	2.6
Food & Staples Retailing	2.2
Machinery	2.0

Media	2.0%
Distributors	1.8
Diversified Telecommunication Services	1.8
Pharmaceuticals	1.8
Energy Equipment & Services	1.7
Life Sciences Tools & Services	1.7
Beverages	1.6
Health Care Equipment & Supplies	1.6
Hotels, Restaurants & Leisure	1.5
Building Products	1.4
Multiline Retail	1.4
Containers & Packaging	1.2
Food Products	1.0
Construction & Engineering	0.9
Short-Term Investment	3.7
Other Assets, Less Liabilities	0.3

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2014 (excluding short-term investment) (Unaudited)

1.	Apple, Inc.

2.	Microsoft Corp.

3.	Boeing Co. (The)

4.	UnitedHealth Group, Inc.

5.	CVS Health Corp.
6.	CME Group, Inc.

7.	Oracle Corp.

8.	Time Warner, Inc.

9.	Visa, Inc. Class A

10.	CIT Group, Inc.

8	MainStay Epoch U.S. All Cap Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers David Pearl, Michael Welhoelter, CFA, and William Priest, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch U.S. All Cap Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2014?

Excluding all sales charges, MainStay Epoch U.S. All Cap Fund returned 15.28% for Class A shares, 14.90% for Investor Class shares, 14.07% for Class B shares and 14.01% for Class C shares for the 12 months ended October 31, 2014. Over the same period, Class I shares returned 15.60%. For the 12 months ended October 31, 2014, all share classes underperformed the 16.07% return of the Russell 3000® Index,1 which is the Fund’s primary broad-based securities-market index. Over the same period, all share classes outperformed the 13.34% return of the average Lipper2 multi-cap core fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund had strong absolute returns for the 12 months ended October 31, 2014. The largest relative contributors were stock selection in the information technology and health care sectors, while stock selection in the industrials sector was the most significant detractor from the Fund’s relative performance.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

Strong stock selection and a larger-than-benchmark weight helped the information technology sector provide the strongest positive contribution relative to the Russell 3000® Index during the reporting period. (Contributions take weightings and total returns into account.) Stock selection in the health care and consumer staples sectors also contributed positively to performance.

The weakest contributions to relative performance were in the industrials and materials sectors, both due to stock selection. In a rising market, the Fund’s cash position also detracted from relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

Among the stocks that made the strongest contributions to absolute performance were technology companies Apple and Microsoft and retail and pharmacy benefits manager CVS Health.

Apple’s shares continued to benefit from evidence that the company was having success in driving software and services innovation to capture premium pricing on its products. In addition, investors appeared to more readily appreciate the company’s more optimal capital-allocation policy, which now includes regular dividend increases and share repurchases. Microsoft has advanced as the company continues to transition its business to compete in a world that we believe will increasingly be dominated by mobile and cloud-based computing. The largely subscription-based business generates strong recurring cash flows that we believe will continue to be used for regular dividend increases and share repurchases. CVS Health has been a beneficiary of the Affordable Care Act and has continued to strengthen its balance sheet and grow its dividend despite the company’s recent decision to stop selling cigarettes.

Among the stocks that most diminished absolute performance were gaming company International Game Technology, office supplies retailer Staples and machinery company AGCO. International Game Technology’s shares declined after the company reduced its 2014 earnings guidance, citing severe weakness in U.S. gaming revenue. Shares of Staples declined sharply after the company reported lower-than-expected earnings, lower guidance for 2014 and a decision to reduce its store base. As a result, we sold both International Game Technology and Staples. AGCO’s shares declined after the company reported a year-over-year drop in revenue during the period. The company also revised its 2014 sales forecast downward.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund made several significant purchases during the year, including home improvement company Home Depot, financial institution Morgan Stanley and technology company Citrix Systems.

Sales during the year included, among others, automotive components company Delphi Automotive, whose shares had appreciated significantly and reached our price target, and specialty retailer PetSmart, whose shares increased on the announcement of an activist investor’s stake in the company. We opted to reallocate proceeds where we saw better risk-reward prospects.

How did the Fund’s sector weightings change during the reporting period?

We increased the Fund’s exposure to the financials and information technology sectors. The two significant reductions were in the consumer discretionary and health care sectors. These moves were the result of stock-specific decisions and not top-down predictions for individual sectors.

1.	See footnote on page 6 for more information on the Russell 3000® Index.
2.	See footnote on page 6 for more information on Lipper Inc.

9

How was the Fund positioned at the end of the reporting period?

As of October 31, 2014, the Fund held overweight positions in the information technology and financial sectors. As of the same date, the Fund held significantly underweight positions relative to the Russell 3000® Index in the health care, consumer staples and energy sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Epoch U.S. All Cap Fund

Portfolio of Investments October 31, 2014

	Shares	Value

Common Stocks 96.0%†
Aerospace & Defense 6.9%
♦Boeing Co. (The)	156,170	$19,507,195
Hexcel Corp. (a)	194,100	8,130,849
Rockwell Collins, Inc.	160,255	13,485,458
United Technologies Corp.	105,480	11,286,360

		52,409,862

Auto Components 2.6%
Dana Holding Corp.	324,180	6,632,723
Visteon Corp. (a)	138,370	12,992,943

		19,625,666

Banks 5.8%
♦CIT Group, Inc.	311,340	15,233,866
Citigroup, Inc.	276,880	14,821,386
Huntington Bancshares, Inc.	725,900	7,193,669
Investors Bancorp, Inc.	661,950	7,115,963

		44,364,884

Beverages 1.6%
PepsiCo., Inc.	128,350	12,343,420

Building Products 1.4%
Masco Corp.	493,570	10,893,090

Capital Markets 6.6%
Ameriprise Financial, Inc.	93,410	11,785,540
BlackRock, Inc.	38,320	13,071,335
Morgan Stanley	397,440	13,890,528
Northern Trust Corp.	169,720	11,252,436

		49,999,839

Chemicals 4.6%
E.I. du Pont de Nemours & Co.	165,820	11,466,453
Ecolab, Inc.	88,512	9,845,190
Praxair, Inc.	106,650	13,436,833

		34,748,476

Construction & Engineering 0.9%
Jacobs Engineering Group, Inc. (a)	145,615	6,909,432

Containers & Packaging 1.2%
Rock-Tenn Co. Class A	177,360	9,071,964

Distributors 1.8%
Genuine Parts Co.	138,700	13,464,996

Diversified Financial Services 2.8%
♦CME Group, Inc.	202,125	16,940,096
Interactive Brokers Group, Inc. Class A	170,632	4,405,718

		21,345,814

	Shares	Value

Diversified Telecommunication Services 1.8%
CenturyLink, Inc.	320,780	$13,305,954

Energy Equipment & Services 1.7%
National Oilwell Varco, Inc.	175,175	12,724,712

Food & Staples Retailing 2.2%
♦CVS Health Corp.	198,200	17,007,542

Food Products 1.0%
J.M. Smucker Co. (The)	69,836	7,262,944

Health Care Equipment & Supplies 1.6%
Abbott Laboratories	286,730	12,498,561

Health Care Providers & Services 3.4%
AmerisourceBergen Corp.	106,990	9,138,016
♦UnitedHealth Group, Inc.	179,920	17,094,199

		26,232,215

Hotels, Restaurants & Leisure 1.5%
McDonald’s Corp.	124,790	11,696,567

Insurance 4.9%
American International Group, Inc.	282,545	15,135,936
Marsh & McLennan Cos., Inc.	213,490	11,607,451
MetLife, Inc.	196,860	10,677,686

		37,421,073

IT Services 3.2%
Fidelity National Information Services, Inc.	148,010	8,642,304
♦Visa, Inc. Class A	63,428	15,313,422

		23,955,726

Life Sciences Tools & Services 1.7%
Agilent Technologies, Inc.	234,145	12,943,536

Machinery 2.0%
AGCO Corp.	122,090	5,409,808
Ingersoll-Rand PLC	161,950	10,141,309

		15,551,117

Media 2.0%
♦Time Warner, Inc.	195,675	15,550,292

Multi-Utilities 2.6%
Vectren Corp.	217,876	9,793,526
Wisconsin Energy Corp.	200,920	9,977,687

		19,771,213

Multiline Retail 1.4%
Kohl’s Corp.	195,500	10,600,010

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2014, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2014 (continued)

	Shares	Value

Common Stocks (continued)
Oil, Gas & Consumable Fuels 4.2%
Devon Energy Corp.	137,150	$8,229,000
Exxon Mobil Corp.	105,130	10,167,122
Occidental Petroleum Corp.	152,257	13,540,215

		31,936,337

Pharmaceuticals 1.8%
AbbVie, Inc.	212,650	13,494,769

Semiconductors & Semiconductor Equipment 3.5%
Applied Materials, Inc.	537,750	11,878,898
Texas Instruments, Inc.	302,308	15,012,615

		26,891,513

Software 9.9%
ANSYS, Inc. (a)	90,220	7,087,683
Check Point Software Technologies, Ltd. (a)	164,950	12,247,538
Citrix Systems, Inc. (a)	175,475	11,270,759
♦Microsoft Corp.	600,220	28,180,329
♦Oracle Corp.	423,550	16,539,627

		75,325,936

Specialty Retail 3.6%
Home Depot, Inc. (The)	134,990	13,164,225
TJX Cos., Inc. (The)	221,600	14,031,712

		27,195,937

Technology Hardware, Storage & Peripherals 5.8%
♦Apple, Inc.	303,638	32,792,904
Seagate Technology PLC	185,670	11,665,646

		44,458,550

Total Common Stocks (Cost $556,556,925)		731,001,947

	Principal Amount	Value

Short-Term Investment 3.7%
Repurchase Agreement 3.7%
State Street Bank and Trust Co. 0.00%, dated 10/31/14 due 11/3/14 Proceeds at Maturity $28,147,814 (Collateralized by a Federal National Mortgage Association security with a rate of 2.08% and a maturity date of 11/2/22, with a Principal Amount of $30,005,000 and a Market Value of $28,714,545)	$28,147,814	$28,147,814

Total Short-Term Investment (Cost $28,147,814)		28,147,814

Total Investments (Cost $584,704,739) (b)	99.7%	759,149,761
Other Assets, Less Liabilities	0.3	1,953,069
Net Assets	100.0%	$761,102,830

(a)	Non-income producing security.

(b)	As of October 31, 2014, cost was $585,384,609 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$177,181,583
Gross unrealized depreciation	(3,416,431)

Net unrealized appreciation	$173,765,152

12	MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2014, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$731,001,947	$—	$—	$731,001,947
Short-Term Investment
Repurchase Agreement	—	28,147,814	—	28,147,814

Total Investments in Securities	$731,001,947	$28,147,814	$—	$759,149,761

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2014, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2014, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of October 31, 2014

Assets
Investment in securities, at value (identified cost $584,704,739)	$759,149,761
Receivables:
Investment securities sold	2,834,498
Dividends	456,395
Fund shares sold	166,154
Other assets	25,107

Total assets	762,631,915

Liabilities
Payables:
Investment securities purchased	868,678
Manager (See Note 3)	519,654
Fund shares redeemed	70,985
Transfer agent (See Note 3)	20,829
NYLIFE Distributors (See Note 3)	14,446
Shareholder communication	11,747
Professional fees	11,724
Trustees	1,510
Custodian	1,098
Accrued expenses	8,414

Total liabilities	1,529,085

Net assets	$761,102,830

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$25,014
Additional paid-in capital	519,747,709

519,772,723
Undistributed net investment income	4,924,504
Accumulated net realized gain (loss) on investments	61,960,581
Net unrealized appreciation (depreciation) on investments	174,445,022

Net assets	$761,102,830

Class A
Net assets applicable to outstanding shares	$20,942,373

Shares of beneficial interest outstanding	738,641

Net asset value per share outstanding	$28.35
Maximum sales charge (5.50% of offering price)	1.65

Maximum offering price per share outstanding	$30.00

Investor Class
Net assets applicable to outstanding shares	$12,039,815

Shares of beneficial interest outstanding	430,773

Net asset value per share outstanding	$27.95
Maximum sales charge (5.50% of offering price)	1.63

Maximum offering price per share outstanding	$29.58

Class B
Net assets applicable to outstanding shares	$5,139,782

Shares of beneficial interest outstanding	202,232

Net asset value and offering price per share outstanding	$25.42

Class C
Net assets applicable to outstanding shares	$4,347,354

Shares of beneficial interest outstanding	170,889

Net asset value and offering price per share outstanding	$25.44

Class I
Net assets applicable to outstanding shares	$718,633,506

Shares of beneficial interest outstanding	23,471,542

Net asset value and offering price per share outstanding	$30.62

14	MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2014

Investment Income (Loss)
Income
Dividends	$12,547,799

Expenses
Manager (See Note 3)	5,775,293
Distribution/Service—Class A (See Note 3)	48,311
Distribution/Service—Investor Class (See Note 3)	28,603
Distribution/Service—Class B (See Note 3)	52,867
Distribution/Service—Class C (See Note 3)	37,251
Transfer agent (See Note 3)	121,072
Registration	77,398
Professional fees	62,564
Shareholder communication	19,384
Custodian	17,225
Trustees	12,192
Miscellaneous	25,920

Total expenses	6,278,080

Net investment income (loss)	6,269,719

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	62,982,122
Net change in unrealized appreciation (depreciation) on investments	30,498,235

Net realized and unrealized gain (loss) on investments	93,480,357

Net increase (decrease) in net assets resulting from operations	$99,750,076

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the years ended October 31, 2014 and October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$6,269,719	$4,972,386
Net realized gain (loss) on investments	62,982,122	38,841,723
Net change in unrealized appreciation (depreciation) on investments	30,498,235	90,787,488

Net increase (decrease) in net assets resulting from operations	99,750,076	134,601,597

Dividends and distributions to shareholders:
From net investment income:
Class A	(108,975)	(113,108)
Investor Class	(29,637)	(39,198)
Class I	(4,634,348)	(4,583,712)

	(4,772,960)	(4,736,018)

From net realized gain on investments:
Class A	(1,164,927)	(1,368,610)
Investor Class	(726,107)	(911,738)
Class B	(402,567)	(621,440)
Class C	(248,256)	(290,447)
Class I	(36,866,028)	(43,495,827)

	(39,407,885)	(46,688,062)

Total dividends and distributions to shareholders	(44,180,845)	(51,424,080)

Capital share transactions:
Net proceeds from sale of shares	216,955,775	191,914,745
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	43,907,794	50,907,973
Cost of shares redeemed	(174,543,017)	(159,561,690)

Increase (decrease) in net assets derived from capital share transactions	86,320,552	83,261,028

Net increase (decrease) in net assets	141,889,783	166,438,545

Net Assets
Beginning of year	619,213,047	452,774,502

End of year	$761,102,830	$619,213,047

Undistributed net investment income at end of year	$4,924,504	$3,428,322

16	MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2014	2013	2012		2011	2010
Net asset value at beginning of year	$26.48	$23.20	$21.92		$20.93	$17.76

Net investment income (loss) (a)	0.18	0.18	0.16		0.07	0.09
Net realized and unrealized gain (loss) on investments	3.64	5.90	2.10		0.97	3.13

Total from investment operations	3.82	6.08	2.26		1.04	3.22

Less dividends and distributions:
From net investment income	(0.17)	(0.21)	(0.09)		(0.05)	(0.05)
From net realized gain on investments	(1.78)	(2.59)	(0.89)		—	—

Total dividends and distributions	(1.95)	(2.80)	(0.98)		(0.05)	(0.05)

Net asset value at end of year	$28.35	$26.48	$23.20		$21.92	$20.93

Total investment return (b)	15.28%	29.79%	10.71%		4.96%	18.15%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.69%	0.76%	0.70%		0.30%	0.48%
Net expenses	1.13%	1.15%	1.14	%(c)	1.15%	1.19%
Portfolio turnover rate	31%	37%	31%		42%	41%
Net assets at end of year (in 000’s)	$20,942	$16,608	$12,451		$10,466	$9,749

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Net of interest expense which is less than one-tenth of a percent.

	Year ended October 31,
Investor Class	2014	2013	2012		2011	2010
Net asset value at beginning of year	$26.12	$22.92	$21.68		$20.74	$17.66

Net investment income (loss) (a)	0.09	0.08	0.06		(0.03)	(0.01)
Net realized and unrealized gain (loss) on investments	3.59	5.82	2.07		0.97	3.11

Total from investment operations	3.68	5.90	2.13		0.94	3.10

Less dividends and distributions:
From net investment income	(0.07)	(0.11)	—		—	(0.02)
From net realized gain on investments	(1.78)	(2.59)	(0.89)		—	—

Total dividends and distributions	(1.85)	(2.70)	(0.89)		—	(0.02)

Net asset value at end of year	$27.95	$26.12	$22.92		$21.68	$20.74

Total investment return (b)	14.90%	29.23%	10.14%		4.53%	17.56%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.34%	0.34%	0.27%		(0.12%)	(0.04%)
Net expenses	1.49%	1.57%	1.58	%(c)	1.58%	1.69%
Portfolio turnover rate	31%	37%	31%		42%	41%
Net assets at end of year (in 000’s)	$12,040	$10,603	$8,064		$7,659	$7,238

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Net of interest expense which is less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2014	2013	2012		2011	2010
Net asset value at beginning of year	$24.02	$21.31	$20.37		$19.63	$16.84

Net investment income (loss) (a)	(0.09)	(0.08)	(0.10)		(0.18)	(0.14)
Net realized and unrealized gain (loss) on investments	3.27	5.38	1.93		0.92	2.95

Total from investment operations	3.18	5.30	1.83		0.74	2.81

Less dividends and distributions:
From net investment income	—	—	—		—	(0.02)
From net realized gain on investments	(1.78)	(2.59)	(0.89)		—	—

Total dividends and distributions	(1.78)	(2.59)	(0.89)		—	(0.02)

Net asset value at end of year	$25.42	$24.02	$21.31		$20.37	$19.63

Total investment return (b)	14.07%	28.25%	9.34%		3.77%	16.69%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.38%)	(0.37%)	(0.46%)		(0.86%)	(0.77%)
Net expenses	2.24%	2.32%	2.33	% (c)	2.33%	2.44%
Portfolio turnover rate	31%	37%	31%		42%	41%
Net assets at end of year (in 000’s)	$5,140	$5,415	$5,137		$5,978	$6,362

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Net of interest expense which is less than one-tenth of a percent.

	Year ended October 31,
Class C	2014	2013	2012		2011	2010
Net asset value at beginning of year	$24.04	$21.33	$20.39		$19.65	$16.86

Net investment income (loss) (a)	(0.10)	(0.09)	(0.09)		(0.18)	(0.14)
Net realized and unrealized gain (loss) on investments	3.28	5.39	1.92		0.92	2.95

Total from investment operations	3.18	5.30	1.83		0.74	2.81

Less dividends and distributions:
From net investment income	—	—	—		—	(0.02)
From net realized gain on investments	(1.78)	(2.59)	(0.89)		—	—

Total dividends and distributions	(1.78)	(2.59)	(0.89)		—	(0.02)

Net asset value at end of year	$25.44	$24.04	$21.33		$20.39	$19.65

Total investment return (b)	14.01%	28.27%	9.33%		3.77%	16.67%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.41%)	(0.41%)	(0.45%)		(0.86%)	(0.79%)
Net expenses	2.24%	2.32%	2.33	% (c)	2.33%	2.44%
Portfolio turnover rate	31%	37%	31%		42%	41%
Net assets at end of year (in 000’s)	$4,347	$3,314	$2,409		$3,498	$3,959

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Net of interest expense which is less than one-tenth of a percent.

18	MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2014	2013	2012		2011	2010
Net asset value at beginning of year	$28.43	$24.71	$23.29		$22.24	$18.87

Net investment income (loss) (a)	0.27	0.25	0.23		0.13	0.13
Net realized and unrealized gain (loss) on investments	3.92	6.33	2.22		1.03	3.34

Total from investment operations	4.19	6.58	2.45		1.16	3.47

Less dividends and distributions:
From net investment income	(0.22)	(0.27)	(0.14)		(0.11)	(0.10)
From net realized gain on investments	(1.78)	(2.59)	(0.89)		—	—

Total dividends and distributions	(2.00)	(2.86)	(1.03)		(0.11)	(0.10)

Net asset value at end of year	$30.62	$28.43	$24.71		$23.29	$22.24

Total investment return (b)	15.60%	30.09%	10.96%		5.20%	18.42%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.95%	1.00%	0.98%		0.55%	0.62%
Net expenses	0.88%	0.90%	0.89	%(c)	0.90%	0.94%
Portfolio turnover rate	31%	37%	31%		42%	41%
Net assets at end of year (in 000’s)	$718,634	$583,273	$424,714		$584,686	$510,263

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Net of interest expense which is less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch U.S. All Cap Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. The Fund is the successor of the MainStay Epoch U.S. All Cap Fund, a series of Eclipse Funds Inc. (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on February 26, 2010. All information regarding and references to periods prior to February 26, 2010 relate to the Predecessor Fund.

The Fund currently offers five classes of shares. Class I shares commenced operations on January 2, 1991. Class A, Class B and Class C shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally

4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the full Board for its review and ratification, if appropriate, at its next regularly scheduled meeting immediately after such action.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an

20	MainStay Epoch U.S. All Cap Fund

indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The aggregate value by input level, as of October 31, 2014, for the Fund’s assets or liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Broker Dealer Quotes	• Reported Trades
• Two-sided markets	• Issuer Spreads
• Bids/Offers	• Benchmark securities
• Industry and economic events	• Reference Data (corporate actions or material event notices)
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent valuation uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. For the year ended October 31, 2014, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31,

2014, the Fund did not hold any securities that were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost

21

Notes to Financial Statements (continued)

method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute securities lending at any time without notice when deemed appropriate. The Fund did not have any portfolio securities on loan as of October 31, 2014.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Epoch Investment Partners, Inc. (‘‘Epoch’’ or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.85% up to

22	MainStay Epoch U.S. All Cap Fund

$500 million; 0.825% from $500 million to $1 billion; and 0.80% in excess of $1 billion. The effective management fee rate was 0.84% for the year ended October 31, 2014.

For the year ended October 31, 2014, New York Life Investments earned fees from the Fund in the amount of $5,775,293.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A and Investor Class shares were $7,774 and $6,848, respectively, for the year ended October 31, 2014. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $11, $3,881 and $202, respectively, for the year ended October 31, 2014.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2014, were as follows:

Class A	$1,350
Investor Class	41,768
Class B	19,327
Class C	13,584
Class I	45,043

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2014, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class I	$167,053,511	23.2%

Note 4–Federal Income Tax

As of October 31, 2014, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$8,639,587	$58,925,368	$—	$173,765,152	$241,330,107

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and return of capital distributions received.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2014 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(577)	$577	$—

The reclassifications for the Fund are primarily due to Real Estate Investment Trusts (REITs).

The tax character of distributions paid during the years ended October 31, 2014 and October 31, 2013 shown in the Statements of Changes in Net Assets was as follows:

	2014	2013
Distributions paid from:
Ordinary Income	$8,662,084	$10,672,031
Long-Term Capital Gain	35,518,761	40,752,049
Total	$44,180,845	$51,424,080

23

Notes to Financial Statements (continued)

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 5, 2014, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum amount of $700,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 4, 2015, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 5, 2014, the aggregate commitment amount was $300,000,000 with an optional maximum amount of $400,000,000. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the year ended October 31, 2014.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2014, purchases and sales of securities, other than short-term securities, were $243,872 and $205,381, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2014:
Shares sold	193,753	$5,100,995
Shares issued to shareholders in reinvestment of dividends and distributions	49,484	1,257,386
Shares redeemed	(175,531)	(4,645,605)

Net increase (decrease) in shares outstanding before conversion	67,706	1,712,776
Shares converted into Class A (See Note 1)	46,946	1,236,878
Shares converted from Class A (See Note 1)	(3,282)	(90,155)

Net increase (decrease)	111,370	$2,859,499

Year ended October 31, 2013:
Shares sold	229,193	$5,587,510
Shares issued to shareholders in reinvestment of dividends and distributions	62,400	1,276,072
Shares redeemed	(239,413)	(5,690,965)

Net increase (decrease) in shares outstanding before conversion	52,180	1,172,617
Shares converted into Class A (See Note 1)	42,481	1,022,529
Shares converted from Class A (See Note 1)	(4,023)	(95,653)

Net increase (decrease)	90,638	$2,099,493

Investor Class	Shares	Amount
Year ended October 31, 2014:
Shares sold	65,985	$1,721,140
Shares issued to shareholders in reinvestment of dividends and distributions	30,061	755,441
Shares redeemed	(65,896)	(1,739,853)

Net increase (decrease) in shares outstanding before conversion	30,150	736,728
Shares converted into Investor Class (See Note 1)	35,482	932,260
Shares converted from Investor Class (See Note 1)	(40,760)	(1,064,499)

Net increase (decrease)	24,872	$604,489

Year ended October 31, 2013:
Shares sold	57,292	$1,365,665
Shares issued to shareholders in reinvestment of dividends and distributions	46,953	950,805
Shares redeemed	(55,399)	(1,282,057)

Net increase (decrease) in shares outstanding before conversion	48,846	1,034,413
Shares converted into Investor Class (See Note 1)	40,578	923,523
Shares converted from Investor Class (See Note 1)	(35,428)	(845,997)

Net increase (decrease)	53,996	$1,111,939

Class B	Shares	Amount
Year ended October 31, 2014:
Shares sold	36,092	$853,973
Shares issued to shareholders in reinvestment of dividends and distributions	17,236	396,905
Shares redeemed	(33,957)	(814,861)

Net increase (decrease) in shares outstanding before conversion	19,371	436,017
Shares converted from Class B (See Note 1)	(42,617)	(1,014,484)

Net increase (decrease)	(23,246)	$(578,467)

Year ended October 31, 2013:
Shares sold	41,742	$895,946
Shares issued to shareholders in reinvestment of dividends and distributions	32,180	603,048
Shares redeemed	(41,721)	(892,358)

Net increase (decrease) in shares outstanding before conversion	32,201	606,636
Shares converted from Class B (See Note 1)	(47,751)	(1,004,402)

Net increase (decrease)	(15,550)	$(397,766)

Class C	Shares	Amount
Year ended October 31, 2014:
Shares sold	62,591	$1,499,303
Shares issued to shareholders in reinvestment of dividends and distributions	9,677	222,869
Shares redeemed	(39,251)	(929,813)

Net increase (decrease)	33,017	$792,359

Year ended October 31, 2013:
Shares sold	38,187	$817,380
Shares issued to shareholders in reinvestment of dividends and distributions	13,455	252,416
Shares redeemed	(26,701)	(572,118)

Net increase (decrease)	24,941	$497,678

24	MainStay Epoch U.S. All Cap Fund

Class I	Shares	Amount
Year ended October 31, 2014:
Shares sold	7,254,741	$207,780,364
Shares issued to shareholders in reinvestment of dividends and distributions	1,507,494	41,275,193
Shares redeemed	(5,806,900)	(166,412,885)

Net increase (decrease)	2,955,335	$82,642,672

Year ended October 31, 2013:
Shares sold	7,097,264	$183,248,244
Shares issued to shareholders in reinvestment of dividends and distributions	2,182,822	47,825,632
Shares redeemed	(5,951,237)	(151,124,192)

Net increase (decrease)	3,328,849	$79,949,684

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2014, events and transactions subsequent to October 31, 2014, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

25

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Epoch U.S. All Cap Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Epoch U.S. All Cap Fund of MainStay Funds Trust, as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2014

26	MainStay Epoch U.S. All Cap Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $35,518,761 as long term capital gain distributions.

For the fiscal year ended October 31, 2014, the Fund designated approximately $8,662,084 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2014, should be multiplied by 100.0% to arrive at the amount eligible for the corporate dividends received deduction.

In February 2015, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2014. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2014.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

27

Board of Trustees and Officers (Unaudited)

The Board of Trustees oversees the actions of the MainStay Group of Funds (which is comprised of Funds that are series of the MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay DefinedTerm Municipal Opportunities Fund) (collectively the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s), and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal.

Under the Retirement Policy, a Board Member must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board Members. Information pertaining to the Board Members and officers is set forth below. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Board Members are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Board Members	John Y. Kim* 9/24/60	Indefinite; The MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008.***	Vice Chairman (since January 2014) and Chief Investment Officer (since 2011), New York Life Insurance Company; President, Investments Group—New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management Holdings LLC (since 2008); Chairman of the Board of Managers (since 2008) and Chief Executive Officer (2008 to 2013), New York Life Investment Management LLC; Member of the Board, MCF Capital Management LLC (since 2012), Private Advisors LLC (since 2010); MacKay Shields LLC and Madison Capital Funding LLC (since 2008); and Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012)	82

MainStay VP Funds Trust:
Trustee since 2008 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

28	MainStay Epoch U.S. All Cap Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	82

MainStay VP Funds Trust:

Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; The MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82

MainStay VP Funds Trust:

Chairman since 2013 and Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011;

Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	82

MainStay VP Funds Trust:

Trustee since 2006 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; The MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82

MainStay VP Funds Trust:

Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

29

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40	Indefinite; The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (since 2008); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, University of California—San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011)	82

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 1994 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

	John A. Weisser 10/22/41	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	82

MainStay VP Funds Trust:

Trustee since 1997 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

30	MainStay Epoch U.S. All Cap Fund

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since January 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Senior Managing Director (since 2012) and Chairman of the Board (since 2008), NYLIM Service Company LLC; Senior Managing Director (since 2005) and Co-President (since January 2014), New York Life Investment Management LLC; President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012))
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, The MainStay Funds and MainStay Funds Trust (since 2014)	Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Assistant Secretary, MainStay VP Funds Trust (2010 to 2014)**, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014); Associate, Dechert LLP (2006 to 2010)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**; Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Insurance Company, New York Life Investment Management LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

31

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Alternative

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2014 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1630182 MS360-14	MSEUAC11-12/14 (NYLIM) NL259

MainStay S&P 500 Index Fund

Message from the President and Annual Report

October 31, 2014

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Message from the President

U.S. stocks saw relatively strong results for the 12 months ended October 31, 2014, with several leading U.S. stock indices recording double-digit returns. Despite geopolitical unrest and global economic uncertainty, domestic stocks benefited from accommodative central bank policies, increased merger and acquisition activity and solid corporate earnings.

In the United States, growth stocks outpaced value stocks at all capitalization levels except the very smallest, according to Russell data. Among stocks that Russell deemed defensive, however, the trend reversed, with value tending to outperform growth.

On the whole, international stocks provided disappointing performance during the 12-month reporting period, with returns for leading international stock indices ranging from nearly flat to negative. Increasing investor uncertainty about Europe, China and Japan contributed to the weakness, as did continuing tensions between Russia and Ukraine.

In Europe, slowing growth in gross domestic product (GDP) fueled deflation concerns, and remarks by the European Central Bank were not able to restore market confidence. The slowing pace of growth in China affected many countries, especially export-oriented emerging markets. Japan’s economy struggled after a consumer tax hike in April 2014 led to questions about the viability of the nation’s economic reforms.

For the most part, bond markets provided positive returns, with strong results from convertible bonds and emerging-market bonds overall. The Federal Open Market Committee kept the federal funds target rate in a range near zero throughout the reporting period. This accommodative stance benefited high-yield bonds and leveraged loans as investors searched for yield. The demand for municipal bonds remained consistently strong throughout the reporting period and municipal bond returns were strengthened as supply declined year-over-year.

If there’s anything certain about the stock and bond markets, it’s that there will always be unpredictable elements. This poses a difficult—but not insurmountable—challenge for investors. At MainStay Funds, our portfolio managers seek to prepare for the unknown by employing time-tested strategies and investment techniques as they pursue well-defined investment objectives outlined in the prospectus. Drawing on their own extensive investment experience, they pursue an appropriate balance of risk and reward for their respective Funds, no matter where the markets may move.

The report that follows shows how this approach affected your MainStay Fund during the 12 months ended October 31, 2014. We encourage you to read the report carefully and use it as you evaluate the progress of your investment portfolio. With increasing knowledge, ongoing portfolio adjustments and wise decisions along the way, you may be better able to pursue your long-range financial goals.

We thank you for choosing MainStay Funds, and we are pleased to have earned your trust. We know that with trust comes responsibility; and we will seek to honor that responsibility for as long as you invest with us.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2014

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 3% Initial Sales Charge	With sales charges	13.09%	15.32%	7.25%	0.65%
		Excluding sales charges	16.59	16.02	7.58	0.65
Investor Class Shares[3]	Maximum 3% Initial Sales Charge	With sales charges	12.96	15.20	7.20	0.83
		Excluding sales charges	16.45	15.90	7.53	0.83
Class I Shares	No Sales Charge		16.88	16.31	7.90	0.40

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
S&P 500® Index[4]	17.27%	16.69%	8.20%
Average Lipper S&P 500 Index Fund[5]	16.59	16.03	7.69

4.

S&P 500® Index is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.	The average Lipper S&P 500 Index fund is representative of funds that are passively managed and commit by prospectus language to replicate the performance of the S&P 500® Index (including reinvested dividends). In addition, S&P 500 Index funds have limited expenses (advisor fee no higher than 0.50%). This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay S&P 500 Index Fund

Cost in Dollars of a $1,000 Investment in MainStay S&P 500 Index Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2014, to October 31, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2014, to October 31, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/14	Ending Account Value (Based on Actual Returns and Expenses) 10/31/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/14	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,079.00	$3.14	$1,022.20	$3.06

Investor Class Shares	$1,000.00	$1,078.30	$3.67	$1,021.70	$3.57

Class I Shares	$1,000.00	$1,080.30	$1.84	$1,023.40	$1.79

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.60% for Class A, 0.70% for Investor Class and 0.35% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Industry Composition as of October 31, 2014 (Unaudited)

Oil, Gas & Consumable Fuels	7.3%
Pharmaceuticals	6.0
Banks	5.8
Technology Hardware, Storage & Peripherals	4.6
Software	3.7
Media	3.4
Internet Software & Services	3.2
IT Services	3.1
Biotechnology	2.9
Insurance	2.7
Aerospace & Defense	2.5
Chemicals	2.4
Diversified Telecommunication Services	2.3
Industrial Conglomerates	2.3
Semiconductors & Semiconductor Equipment	2.3
Capital Markets	2.2
Food & Staples Retailing	2.2
Health Care Providers & Services	2.2
Real Estate Investment Trusts	2.2
Beverages	2.1
Health Care Equipment & Supplies	2.1
Specialty Retail	2.1
Diversified Financial Services	1.9
Household Products	1.9
Electric Utilities	1.7
Communications Equipment	1.6
Energy Equipment & Services	1.6
Machinery	1.6
Food Products	1.5
Hotels, Restaurants & Leisure	1.5
Tobacco	1.5
Internet & Catalog Retail	1.2
Multi-Utilities	1.2
Road & Rail	1.0

Consumer Finance	0.9%
Textiles, Apparel & Luxury Goods	0.8
Air Freight & Logistics	0.7
Automobiles	0.6
Electrical Equipment	0.6
Multiline Retail	0.6
Auto Components	0.4
Commercial Services & Supplies	0.4
Electronic Equipment, Instruments & Components	0.4
Household Durables	0.4
Life Sciences Tools & Services	0.4
Metals & Mining	0.4
Airlines	0.3
Containers & Packaging	0.2
Professional Services	0.2
Trading Companies & Distributors	0.2
Building Products	0.1
Construction & Engineering	0.1
Construction Materials	0.1
Distributors	0.1
Diversified Consumer Services	0.1
Health Care Technology	0.1
Independent Power & Renewable Electricity Producers	0.1
Leisure Products	0.1
Paper & Forest Products	0.1
Personal Products	0.1
Real Estate Management & Development	0.1
Thrifts & Mortgage Finance	0.1
Gas Utilities	0.0 ‡
Short-Term Investments	4.5
Other Assets, Less Liabilities	–1.0

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of October 31, 2014 (excluding short-term investments) (Unaudited)

1.	Apple, Inc.

2.	Exxon Mobil Corp.

3.	Microsoft Corp.

4.	Johnson & Johnson

5.	General Electric Co.
6.	Berkshire Hathaway, Inc. Class B

7.	Wells Fargo & Co.

8.	Procter & Gamble Co. (The)

9.	Chevron Corp.

10.	JPMorgan Chase & Co.

8	MainStay S&P 500 Index Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Francis J. Ok and Lee Baker of Cornerstone Capital Management Holdings LLC, the Fund’s Subadvisor.

How did MainStay S&P 500 Index Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2014?

Excluding all sales charges, MainStay S&P 500 Index Fund returned 16.59% for Class A shares and 16.45% for Investor Class shares for the 12 months ended October 31, 2014. Over the same period, the Fund’s Class I shares returned 16.88%. For the 12 months ended October 31, 2014, all share classes underperformed the 17.27% return of the S&P 500® Index,1 which is the Fund’s primary broad-based securities-market index. Because the Fund incurs operating expenses that the Index does not, the Fund’s net performance will typically lag that of the Index. Investor Class shares underperformed, Class A shares performed in line with, and Class I shares outperformed the 16.59% return of the average Lipper2 S&P 500 Index fund for the 12 months ended October 31, 2014. See page 5 for Fund returns with applicable sales charges.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

MainStay S&P 500 Index Fund invests in futures contracts to provide an efficient means of maintaining liquidity while remaining fully invested in the market. Since these futures track the performance of the S&P 500® Index closely, they had a positive impact on the Fund’s overall performance.

During the reporting period, which S&P 500® industries had the highest total returns and which industries had the lowest total returns?

The S&P 500® industries with the highest total returns during the reporting period were airlines; biotechnology; and technology hardware, storage & peripherals. The S&P 500® industries with the lowest total returns were leisure products, automobiles, and trading companies & distributors.

During the reporting period, which S&P 500® industries made the strongest contributions to the Fund’s absolute performance and which industries made the weakest contributions?

The S&P 500® industries that made the greatest positive contributions to the Fund’s absolute performance during the reporting period were technology hardware, storage &

peripherals; pharmaceuticals; and biotechnology. (Contributions take weightings and total returns into account.) Over the same period, the industries that made the weakest contributions to the Fund’s absolute performance were automobiles, Internet & catalog retail, and leisure products.

During the reporting period, which individual stocks in the S&P 500® Index had the highest total returns and which stocks had the lowest total returns?

During the reporting period, the S&P 500® Index stocks with the highest total returns were pharmaceutical company Allergan, airline Southwest Airlines and semiconductor company Micron Technology.

Over the same period, the S&P 500® Index stocks with the lowest total returns were personal products company Avon Products, food & staples retailer Whole Foods Market, and energy equipment & services company Diamond Offshore Drilling.

During the reporting period, which S&P 500® stocks made the strongest contributions to the Fund’s absolute performance and which stocks made the weakest contributions?

The S&P 500® stocks that made the strongest positive contributions to the Fund’s absolute performance during the reporting period were technology hardware, storage & peripherals company Apple; software company Microsoft; and biotechnology company Gilead Sciences.

Over the same period, the S&P 500 stocks with the lowest total returns were Internet & catalog retail company Amazon.com, IT services company International Business Machines, and automobile manufacturer Ford Motor Company.

Were there any changes in the S&P 500® Index during the reporting period?

During the reporting period, there were 18 additions to and 18 deletions from the S&P 500® Index. In terms of Index weight, significant additions to the Index included Internet companies Facebook and Google, Class C. Significant deletions included pharmaceutical company Forest Laboratories and beverage company Beam.

1.	See footnote on page 6 for more information on the S&P 500® Index.
2.	See footnote on page 6 for more information on Lipper Inc.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments October 31, 2014

	Shares	Value

Common Stocks 96.5%†
Aerospace & Defense 2.5%
Boeing Co. (The)	75,043	$9,373,621
General Dynamics Corp.	35,544	4,967,629
Honeywell International, Inc.	87,597	8,419,824
L-3 Communications Holdings, Inc.	9,594	1,165,287
Lockheed Martin Corp.	30,192	5,753,690
Northrop Grumman Corp.	23,271	3,210,467
Precision Castparts Corp.	16,057	3,543,780
Raytheon Co.	34,777	3,612,635
Rockwell Collins, Inc.	15,034	1,265,111
Textron, Inc.	31,280	1,299,058
United Technologies Corp.	95,213	10,187,791

		52,798,893

Air Freight & Logistics 0.7%
C.H. Robinson Worldwide, Inc.	16,470	1,139,889
Expeditors International of Washington, Inc.	22,128	943,980
FedEx Corp.	29,707	4,972,952
United Parcel Service, Inc. Class B	78,843	8,271,419

		15,328,240

Airlines 0.3%
Delta Air Lines, Inc.	94,352	3,795,781
Southwest Airlines Co.	76,683	2,644,030

		6,439,811

Auto Components 0.4%
BorgWarner, Inc.	25,327	1,444,146
Delphi Automotive PLC	33,533	2,313,106
Goodyear Tire & Rubber Co. (The)	30,736	744,733
Johnson Controls, Inc.	74,212	3,506,517

		8,008,502

Automobiles 0.6%
Ford Motor Co.	434,050	6,115,765
General Motors Co.	150,851	4,736,721
Harley-Davidson, Inc.	24,604	1,616,483

		12,468,969

Banks 5.8%
Bank of America Corp.	1,176,243	20,184,330
BB&T Corp.	80,554	3,051,386
Citigroup, Inc.	339,325	18,164,067
Comerica, Inc.	20,353	971,652
Fifth Third Bancorp	93,362	1,866,306
Huntington Bancshares, Inc.	91,441	906,180
♦JPMorgan Chase & Co.	420,936	25,458,209
KeyCorp	98,136	1,295,395
M&T Bank Corp.	14,658	1,790,914
PNC Financial Services Group, Inc.	60,496	5,226,250
Regions Financial Corp.	154,606	1,535,238

	Shares	Value
Banks (continued)
SunTrust Banks, Inc.	59,567	$2,331,452
U.S. Bancorp	201,659	8,590,673
♦Wells Fargo & Co.	531,650	28,225,299
Zions Bancorp.	22,644	655,997

		120,253,348

Beverages 2.1%
Brown-Forman Corp. Class B	17,681	1,638,498
Coca-Cola Co. (The)	441,757	18,500,783
Coca-Cola Enterprises, Inc.	25,280	1,095,888
Constellation Brands, Inc. Class A (a)	18,922	1,732,120
Dr. Pepper Snapple Group, Inc.	21,966	1,521,146
Molson Coors Brewing Co. Class B	17,592	1,308,493
Monster Beverage Corp. (a)	16,090	1,623,159
PepsiCo., Inc.	168,629	16,217,051

		43,637,138

Biotechnology 2.9%
Alexion Pharmaceuticals, Inc. (a)	22,069	4,223,124
Amgen, Inc.	85,017	13,788,057
Biogen Idec, Inc. (a)	26,430	8,486,144
Celgene Corp. (a)	89,578	9,592,908
Gilead Sciences, Inc. (a)	169,190	18,949,280
Regeneron Pharmaceuticals, Inc. (a)	8,257	3,250,946
Vertex Pharmaceuticals, Inc. (a)	26,644	3,001,180

		61,291,639

Building Products 0.1%
Allegion PLC	10,754	570,930
Masco Corp.	39,726	876,753

		1,447,683

Capital Markets 2.2%
Affiliated Managers Group, Inc. (a)	6,183	1,235,302
Ameriprise Financial, Inc.	20,950	2,643,261
Bank of New York Mellon Corp. (The)	126,651	4,903,927
BlackRock, Inc.	14,118	4,815,791
Charles Schwab Corp. (The)	128,370	3,680,368
E*TRADE Financial Corp. (a)	31,959	712,686
Franklin Resources, Inc.	44,086	2,451,622
Goldman Sachs Group, Inc. (The)	45,855	8,711,991
Invesco, Ltd.	48,409	1,959,112
Legg Mason, Inc.	11,407	593,164
Morgan Stanley	171,385	5,989,906
Northern Trust Corp.	24,993	1,657,036
State Street Corp.	47,397	3,576,578
T. Rowe Price Group, Inc.	29,456	2,418,043

		45,348,787

Chemicals 2.4%
Air Products & Chemicals, Inc.	21,457	2,889,400
Airgas, Inc.	7,389	824,169

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2014, excluding short-term investments. May be subject to change daily.

10	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Chemicals (continued)
CF Industries Holdings, Inc.	5,559	$1,445,340
Dow Chemical Co. (The)	125,628	6,206,023
E.I. du Pont de Nemours & Co.	102,437	7,083,518
Eastman Chemical Co.	16,806	1,357,589
Ecolab, Inc.	30,179	3,356,810
FMC Corp.	14,833	850,673
International Flavors & Fragrances, Inc.	9,069	899,191
LyondellBasell Industries, N.V. Class A	47,589	4,360,580
Monsanto Co.	58,714	6,754,459
Mosaic Co. (The)	35,639	1,579,164
PPG Industries, Inc.	15,498	3,156,788
Praxair, Inc.	32,760	4,127,432
Sherwin-Williams Co. (The)	9,302	2,135,367
Sigma-Aldrich Corp.	13,320	1,810,321

		48,836,824

Commercial Services & Supplies 0.4%
ADT Corp. (The)	19,535	700,134
Cintas Corp.	10,813	791,944
Pitney Bowes, Inc.	22,478	556,106
Republic Services, Inc.	28,266	1,085,415
Stericycle, Inc. (a)	9,537	1,201,662
Tyco International, Ltd.	49,635	2,130,831
Waste Management, Inc.	48,551	2,373,658

		8,839,750

Communications Equipment 1.6%
Cisco Systems, Inc.	570,717	13,965,445
F5 Networks, Inc. (a)	8,445	1,038,566
Harris Corp.	11,725	816,060
Juniper Networks, Inc.	44,943	946,949
Motorola Solutions, Inc.	24,707	1,593,602
QUALCOMM, Inc.	187,585	14,727,298

		33,087,920

Construction & Engineering 0.1%
Fluor Corp.	17,888	1,186,690
Jacobs Engineering Group, Inc. (a)	14,655	695,380
Quanta Services, Inc. (a)	24,025	818,772

		2,700,842

Construction Materials 0.1%
Martin Marietta Materials, Inc.	6,796	794,588
Vulcan Materials Co.	14,466	892,697

		1,687,285

Consumer Finance 0.9%
American Express Co.	100,727	9,060,394
Capital One Financial Corp.	62,819	5,199,529
Discover Financial Services	51,693	3,296,979
Navient Corp.	46,941	928,493

		18,485,395

	Shares	Value
Containers & Packaging 0.2%
Avery Dennison Corp.	10,490	$491,457
Ball Corp.	15,707	1,012,002
Bemis Co., Inc.	11,178	430,018
MeadWestvaco Corp.	18,820	831,279
Owens-Illinois, Inc. (a)	18,360	473,137
Sealed Air Corp.	23,728	860,140

		4,098,033

Distributors 0.1%
Genuine Parts Co.	17,181	1,667,931

Diversified Consumer Services 0.1%
H&R Block, Inc.	30,412	982,612

Diversified Financial Services 1.9%
♦Berkshire Hathaway, Inc. Class B (a)	204,020	28,595,443
CME Group, Inc.	35,352	2,962,851
Intercontinental Exchange, Inc.	12,696	2,644,450
Leucadia National Corp.	35,536	845,046
McGraw Hill Financial, Inc.	30,517	2,761,178
Moody’s Corp.	20,800	2,063,984
NASDAQ OMX Group, Inc. (The)	12,863	556,454

		40,429,406

Diversified Telecommunication Services 2.3%
AT&T, Inc.	580,859	20,237,128
CenturyLink, Inc.	63,815	2,647,046
Frontier Communications Corp.	111,222	727,392
Level 3 Communications, Inc. (a)	11,195	525,157
Verizon Communications, Inc.	463,946	23,313,287
Windstream Holdings, Inc.	66,332	695,159

		48,145,169

Electric Utilities 1.7%
American Electric Power Co., Inc.	54,595	3,185,072
Duke Energy Corp.	79,109	6,498,804
Edison International	36,255	2,268,838
Entergy Corp.	19,841	1,667,041
Exelon Corp.	96,054	3,514,616
FirstEnergy Corp.	46,536	1,737,654
NextEra Energy, Inc.	48,658	4,876,505
Northeast Utilities	35,063	1,730,359
Pepco Holdings, Inc.	27,797	759,970
Pinnacle West Capital Corp.	12,240	752,393
PPL Corp.	74,310	2,600,107
Southern Co. (The)	99,947	4,633,543
Xcel Energy, Inc.	56,557	1,892,963

		36,117,865

Electrical Equipment 0.6%
AMETEK, Inc.	27,502	1,434,229
Eaton Corp. PLC	53,322	3,646,692

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2014 (continued)

	Shares	Value
Common Stocks (continued)
Electrical Equipment (continued)
Emerson Electric Co.	78,339	$5,018,396
Rockwell Automation, Inc.	15,434	1,734,010

		11,833,327

Electronic Equipment, Instruments & Components 0.4%
Amphenol Corp. Class A	35,230	1,781,934
Corning, Inc.	144,483	2,951,788
FLIR Systems, Inc.	15,878	532,389
Jabil Circuit, Inc.	17,893	374,858
TE Connectivity, Ltd.	45,668	2,791,685

		8,432,654

Energy Equipment & Services 1.6%
Baker Hughes, Inc.	48,772	2,582,965
Cameron International Corp. (a)	22,794	1,357,383
Diamond Offshore Drilling, Inc.	7,733	291,611
Ensco PLC Class A	25,995	1,055,137
FMC Technologies, Inc. (a)	26,328	1,475,421
Halliburton Co.	95,194	5,248,997
Helmerich & Payne, Inc.	12,096	1,050,175
Nabors Industries, Ltd.	32,387	578,108
National Oilwell Varco, Inc.	47,992	3,486,139
Noble Corp. PLC	28,198	589,902
Schlumberger, Ltd.	145,101	14,315,665
Transocean, Ltd.	37,723	1,125,277

		33,156,780

Food & Staples Retailing 2.2%
Costco Wholesale Corp.	49,143	6,554,202
CVS Health Corp.	129,609	11,121,748
Kroger Co. (The)	54,716	3,048,228
Safeway, Inc.	25,642	893,880
Sysco Corp.	65,257	2,515,005
Wal-Mart Stores, Inc.	176,774	13,482,553
Walgreen Co.	98,208	6,306,918
Whole Foods Market, Inc.	40,432	1,590,191

		45,512,725

Food Products 1.5%
Archer-Daniels-Midland Co.	72,242	3,395,374
Campbell Soup Co.	19,986	882,782
ConAgra Foods, Inc.	46,948	1,612,664
General Mills, Inc.	68,893	3,579,680
Hershey Co. (The)	16,669	1,598,724
Hormel Foods Corp.	14,978	807,464
J.M. Smucker Co. (The)	11,395	1,185,080
Kellogg Co.	28,621	1,830,599
Keurig Green Mountain, Inc.	13,633	2,068,808
Kraft Foods Group, Inc.	66,311	3,736,625
McCormick & Co., Inc.	14,700	1,039,584
Mead Johnson Nutrition Co.	22,478	2,232,290

	Shares	Value
Food Products (continued)
Mondelez International, Inc. Class A	189,201	$6,671,227
Tyson Foods, Inc. Class A	32,886	1,326,950

		31,967,851

Gas Utilities 0.0%‡
AGL Resources, Inc.	13,220	712,690

Health Care Equipment & Supplies 2.1%
Abbott Laboratories	168,388	7,340,033
Baxter International, Inc.	60,693	4,257,007
Becton, Dickinson & Co.	21,469	2,763,060
Boston Scientific Corp. (a)	148,577	1,973,103
C.R. Bard, Inc.	8,353	1,369,641
CareFusion Corp. (a)	22,703	1,302,471
Covidien PLC	50,375	4,656,665
DENTSPLY International, Inc.	15,880	806,228
Edwards Lifesciences Corp. (a)	11,800	1,426,856
Intuitive Surgical, Inc. (a)	4,026	1,996,091
Medtronic, Inc.	109,620	7,471,699
St. Jude Medical, Inc.	31,718	2,035,344
Stryker Corp.	33,471	2,929,717
Varian Medical Systems, Inc. (a)	11,654	980,334
Zimmer Holdings, Inc.	18,772	2,088,197

		43,396,446

Health Care Providers & Services 2.2%
Aetna, Inc.	39,688	3,274,657
AmerisourceBergen Corp.	23,858	2,037,712
Cardinal Health, Inc.	37,676	2,956,812
Cigna Corp.	29,525	2,939,804
DaVita HealthCare Partners, Inc. (a)	19,227	1,501,052
Express Scripts Holding Co. (a)	83,425	6,408,709
Humana, Inc.	17,184	2,385,998
Laboratory Corporation of America Holdings (a)	9,516	1,040,004
McKesson Corp.	25,921	5,272,591
Patterson Cos., Inc.	9,281	400,104
Quest Diagnostics, Inc.	16,179	1,026,719
Tenet Healthcare Corp. (a)	11,039	618,736
UnitedHealth Group, Inc.	108,737	10,331,102
Universal Health Services, Inc. Class B	10,210	1,058,879
WellPoint, Inc.	30,692	3,888,370

		45,141,249

Health Care Technology 0.1%
Cerner Corp. (a)	33,970	2,151,660

Hotels, Restaurants & Leisure 1.5%
Carnival Corp.	50,405	2,023,761
Chipotle Mexican Grill, Inc. (a)	3,477	2,218,326
Darden Restaurants, Inc.	14,533	752,519
Marriott International, Inc. Class A	24,561	1,860,496

12	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Hotels, Restaurants & Leisure (continued)
McDonald’s Corp.	109,900	$10,300,927
Starbucks Corp.	84,326	6,371,672
Starwood Hotels & Resorts Worldwide, Inc.	21,309	1,633,548
Wyndham Worldwide Corp.	14,007	1,087,923
Wynn Resorts, Ltd.	8,991	1,708,380
Yum! Brands, Inc.	49,207	3,534,539

		31,492,091

Household Durables 0.4%
D.R. Horton, Inc.	37,118	845,919
Garmin, Ltd.	13,687	759,355
Harman International Industries, Inc.	7,522	807,411
Leggett & Platt, Inc.	15,361	604,916
Lennar Corp. Class A	19,612	844,885
Mohawk Industries, Inc. (a)	6,929	984,195
Newell Rubbermaid, Inc.	30,642	1,021,298
PulteGroup, Inc.	38,369	736,301
Whirlpool Corp.	8,735	1,502,857

		8,107,137

Household Products 1.9%
Clorox Co. (The)	14,354	1,428,223
Colgate-Palmolive Co.	96,079	6,425,763
Kimberly-Clark Corp.	41,847	4,781,857
♦Procter & Gamble Co. (The)	303,048	26,446,999

		39,082,842

Independent Power & Renewable Electricity Producers 0.1%
AES Corp. (The)	74,474	1,047,849
NRG Energy, Inc.	37,809	1,133,514

		2,181,363

Industrial Conglomerates 2.3%
3M Co.	72,516	11,150,785
Danaher Corp.	68,222	5,485,049
♦General Electric Co.	1,123,023	28,985,224
Roper Industries, Inc.	11,188	1,771,060

		47,392,118

Insurance 2.7%
ACE, Ltd.	37,572	4,106,620
Aflac, Inc.	50,942	3,042,766
Allstate Corp. (The)	48,656	3,155,342
American International Group, Inc.	159,687	8,554,432
Aon PLC	32,505	2,795,430
Assurant, Inc.	8,090	551,900
Chubb Corp. (The)	26,913	2,674,076
Cincinnati Financial Corp.	16,402	827,809
Genworth Financial, Inc. Class A (a)	55,004	769,506
Hartford Financial Services Group, Inc. (The)	50,301	1,990,913
Lincoln National Corp.	29,188	1,598,335
Loews Corp.	34,040	1,484,144

	Shares	Value
Insurance (continued)
Marsh & McLennan Cos., Inc.	60,916	$3,312,003
MetLife, Inc.	125,903	6,828,979
Principal Financial Group, Inc.	30,468	1,595,609
Progressive Corp. (The)	60,236	1,590,833
Prudential Financial, Inc.	51,521	4,561,669
Torchmark Corp.	14,615	774,010
Travelers Companies, Inc. (The)	37,943	3,824,654
Unum Group	28,515	954,112
XL Group PLC	29,713	1,006,676

		55,999,818

Internet & Catalog Retail 1.2%
Amazon.com, Inc. (a)	42,400	12,951,504
Expedia, Inc.	11,103	943,422
Netflix, Inc. (a)	6,726	2,641,771
Priceline Group, Inc. (The) (a)	5,865	7,074,422
TripAdvisor, Inc. (a)	12,329	1,093,089

		24,704,208

Internet Software & Services 3.2%
Akamai Technologies, Inc. (a)	19,919	1,201,116
eBay, Inc. (a)	126,417	6,636,893
Facebook, Inc. Class A (a)	233,155	17,484,293
Google, Inc. Class A (a)	31,797	18,056,562
Google, Inc. Class C (a)	31,794	17,775,390
VeriSign, Inc. (a)	12,592	752,498
Yahoo!, Inc. (a)	103,527	4,767,418

		66,674,170

IT Services 3.1%
Accenture PLC Class A	70,813	5,744,351
Alliance Data Systems Corp. (a)	6,214	1,760,737
Automatic Data Processing, Inc.	54,050	4,420,209
Cognizant Technology Solutions Corp. Class A (a)	67,762	3,310,174
Computer Sciences Corp.	16,380	989,352
Fidelity National Information Services, Inc.	31,942	1,865,093
Fiserv, Inc. (a)	27,942	1,941,410
International Business Machines Corp.	103,828	17,069,323
MasterCard, Inc. Class A	110,153	9,225,314
Paychex, Inc.	36,572	1,716,690
Teradata Corp. (a)	17,760	751,603
Total System Services, Inc.	18,583	627,920
Visa, Inc. Class A	55,093	13,301,103
Western Union Co. (The)	59,288	1,005,524
Xerox Corp.	122,191	1,622,696

		65,351,499

Leisure Products 0.1%
Hasbro, Inc.	12,853	739,433
Mattel, Inc.	37,656	1,169,972

		1,909,405

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2014 (continued)

	Shares	Value
Common Stocks (continued)
Life Sciences Tools & Services 0.4%
Agilent Technologies, Inc.	37,195	$2,056,139
PerkinElmer, Inc.	12,507	543,054
Thermo Fisher Scientific, Inc.	44,727	5,258,553
Waters Corp. (a)	9,397	1,041,188

		8,898,934

Machinery 1.6%
Caterpillar, Inc.	70,270	7,126,081
Cummins, Inc.	19,173	2,802,709
Deere & Co.	40,115	3,431,437
Dover Corp.	18,666	1,482,827
Flowserve Corp.	15,523	1,055,409
Illinois Tool Works, Inc.	40,825	3,717,116
Ingersoll-Rand PLC	29,938	1,874,718
Joy Global, Inc.	11,191	588,982
PACCAR, Inc.	39,403	2,573,804
Pall Corp.	11,954	1,092,835
Parker Hannifin Corp.	16,603	2,109,079
Pentair PLC	21,703	1,455,186
Snap-on, Inc.	6,465	854,285
Stanley Black & Decker, Inc.	17,491	1,637,857
Xylem, Inc.	20,531	746,507

		32,548,832

Media 3.4%
Cablevision Systems Corp. Class A	23,824	443,603
CBS Corp. Class B	54,506	2,955,315
Comcast Corp. Class A	289,668	16,033,124
DIRECTV (a)	56,210	4,878,466
Discovery Communications, Inc. Class A (a)	16,558	585,325
Discovery Communications, Inc. Class C (a)	30,582	1,070,064
Gannett Co., Inc.	25,360	798,840
Interpublic Group of Cos., Inc. (The)	47,391	918,912
News Corp. Class A (a)	55,394	857,499
Omnicom Group, Inc.	28,108	2,019,841
Scripps Networks Interactive Class A	11,604	896,293
Time Warner Cable, Inc.	31,165	4,587,800
Time Warner, Inc.	95,667	7,602,657
Twenty-First Century Fox, Inc. Class A	210,782	7,267,763
Viacom, Inc. Class B	42,608	3,096,749
Walt Disney Co. (The)	176,735	16,150,044

		70,162,295

Metals & Mining 0.4%
Alcoa, Inc.	130,634	2,189,426
Allegheny Technologies, Inc.	12,018	394,791
Freeport-McMoRan, Inc.	116,187	3,311,329
Newmont Mining Corp.	55,405	1,039,398
Nucor Corp.	35,409	1,914,211

		8,849,155

	Shares	Value
Multi-Utilities 1.2%
Ameren Corp.	26,996	$1,143,011
CenterPoint Energy, Inc.	47,693	1,170,863
CMS Energy Corp.	30,773	1,005,354
Consolidated Edison, Inc.	32,593	2,065,093
Dominion Resources, Inc.	65,214	4,649,758
DTE Energy Co.	19,674	1,616,416
Integrys Energy Group, Inc.	8,880	645,398
NiSource, Inc.	34,863	1,466,338
PG&E Corp.	52,757	2,654,732
Public Service Enterprise Group, Inc.	56,295	2,325,546
SCANA Corp.	15,634	858,150
Sempra Energy	25,868	2,845,480
TECO Energy, Inc.	26,090	511,625
Wisconsin Energy Corp.	25,204	1,251,631

		24,209,395

Multiline Retail 0.6%
Dollar General Corp. (a)	33,926	2,126,143
Dollar Tree, Inc. (a)	23,157	1,402,620
Family Dollar Stores, Inc.	10,760	842,400
Kohl’s Corp.	23,201	1,257,958
Macy’s, Inc.	39,523	2,285,220
Nordstrom, Inc.	15,923	1,156,169
Target Corp.	70,860	4,380,565

		13,451,075

Oil, Gas & Consumable Fuels 7.3%
Anadarko Petroleum Corp.	56,493	5,184,928
Apache Corp.	42,807	3,304,700
Cabot Oil & Gas Corp.	46,870	1,457,657
Chesapeake Energy Corp.	58,117	1,289,035
♦Chevron Corp.	212,534	25,493,453
Cimarex Energy Co.	9,735	1,106,577
ConocoPhillips	137,617	9,929,067
CONSOL Energy, Inc.	25,471	937,333
Denbury Resources, Inc.	39,338	487,791
Devon Energy Corp.	42,889	2,573,340
EOG Resources, Inc.	61,130	5,810,407
EQT Corp.	16,974	1,596,235
♦Exxon Mobil Corp.	477,274	46,157,169
Hess Corp.	29,275	2,482,813
Kinder Morgan, Inc.	73,630	2,849,481
Marathon Oil Corp.	75,798	2,683,249
Marathon Petroleum Corp.	31,708	2,882,257
Murphy Oil Corp.	18,911	1,009,658
Newfield Exploration Co. (a)	15,145	493,878
Noble Energy, Inc.	40,320	2,323,642
Occidental Petroleum Corp.	87,250	7,759,142
ONEOK, Inc.	23,280	1,372,123
Phillips 66	62,547	4,909,940
Pioneer Natural Resources Co.	16,001	3,025,149
QEP Resources, Inc.	18,544	464,898

14	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels (continued)
Range Resources Corp.	18,865	$1,290,366
Southwestern Energy Co. (a)	39,493	1,283,917
Spectra Energy Corp.	75,020	2,935,533
Tesoro Corp.	14,353	1,024,948
Valero Energy Corp.	59,405	2,975,596
Williams Companies, Inc. (The)	75,270	4,178,238

		151,272,520

Paper & Forest Products 0.1%
International Paper Co.	47,789	2,419,079

Personal Products 0.1%
Avon Products, Inc.	48,272	502,029
Estee Lauder Cos., Inc. (The) Class A	25,179	1,892,957

		2,394,986

Pharmaceuticals 6.0%
AbbVie, Inc.	177,859	11,286,932
Actavis PLC (a)	29,584	7,181,220
Allergan, Inc.	33,296	6,328,238
Bristol-Myers Squibb Co.	185,366	10,786,448
Eli Lilly & Co.	109,922	7,291,126
Hospira, Inc. (a)	18,883	1,014,017
♦Johnson & Johnson	315,655	34,021,296
Mallinckrodt PLC (a)	12,655	1,166,538
Merck & Co., Inc.	322,828	18,704,654
Mylan, Inc. (a)	41,489	2,221,736
Perrigo Co. PLC	14,966	2,416,261
Pfizer, Inc.	709,688	21,255,156
Zoetis, Inc.	55,639	2,067,545

		125,741,167

Professional Services 0.2%
Dun & Bradstreet Corp.	4,070	499,837
Equifax, Inc.	13,543	1,025,747
Nielsen N.V.	33,811	1,436,629
Robert Half International, Inc.	15,423	844,872

		3,807,085

Real Estate Investment Trusts 2.2%
American Tower Corp.	44,369	4,325,977
Apartment Investment & Management Co. Class A	16,236	581,086
AvalonBay Communities, Inc.	14,682	2,288,043
Boston Properties, Inc.	17,014	2,156,525
Crown Castle International Corp.	37,178	2,904,345
Equity Residential	40,484	2,816,067
Essex Property Trust, Inc.	7,105	1,433,505
General Growth Properties, Inc.	70,233	1,819,737
HCP, Inc.	51,353	2,257,991
Health Care REIT, Inc.	36,268	2,579,017

	Shares	Value
Real Estate Investment Trusts (continued)
Host Hotels & Resorts, Inc.	84,159	$1,961,746
Iron Mountain, Inc.	18,940	683,166
Kimco Realty Corp.	45,590	1,137,471
Macerich Co. (The)	15,634	1,102,197
Plum Creek Timber Co., Inc.	19,685	807,282
ProLogis, Inc.	55,494	2,311,325
Public Storage	16,212	2,988,520
Simon Property Group, Inc.	34,749	6,227,368
Ventas, Inc.	32,727	2,242,127
Vornado Realty Trust	19,362	2,119,752
Weyerhaeuser Co.	58,860	1,993,000

		46,736,247

Real Estate Management & Development 0.1%
CBRE Group, Inc. Class A (a)	30,980	991,360

Road & Rail 1.0%
CSX Corp.	111,875	3,986,106
Kansas City Southern	12,263	1,505,774
Norfolk Southern Corp.	34,636	3,832,127
Ryder System, Inc.	5,853	517,815
Union Pacific Corp.	100,434	11,695,539

		21,537,361

Semiconductors & Semiconductor Equipment 2.3%
Altera Corp.	34,579	1,188,480
Analog Devices, Inc.	35,139	1,743,597
Applied Materials, Inc.	136,174	3,008,084
Avago Technologies, Ltd.	28,156	2,428,455
Broadcom Corp. Class A	60,188	2,520,673
First Solar, Inc. (a)	8,410	495,349
Intel Corp.	554,130	18,845,961
KLA-Tencor Corp.	18,538	1,467,283
Lam Research Corp.	18,071	1,407,008
Linear Technology Corp.	26,695	1,143,614
Microchip Technology, Inc.	22,077	951,740
Micron Technology, Inc. (a)	119,729	3,961,833
NVIDIA Corp.	57,620	1,125,895
Texas Instruments, Inc.	119,473	5,933,029
Xilinx, Inc.	29,855	1,327,950

		47,548,951

Software 3.7%
Adobe Systems, Inc. (a)	52,880	3,707,946
Autodesk, Inc. (a)	25,488	1,466,580
CA, Inc.	36,154	1,050,635
Citrix Systems, Inc. (a)	18,267	1,173,289
Electronic Arts, Inc. (a)	35,183	1,441,447
Intuit, Inc.	31,703	2,790,181
♦Microsoft Corp.	922,146	43,294,755
Oracle Corp.	363,949	14,212,208
Red Hat, Inc. (a)	21,087	1,242,446

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2014 (continued)

	Shares	Value
Common Stocks (continued)
Software (continued)
Salesforce.com, Inc. (a)	64,425	$4,122,556
Symantec Corp.	77,449	1,922,284

		76,424,327

Specialty Retail 2.1%
AutoNation, Inc. (a)	8,756	501,369
AutoZone, Inc. (a)	3,648	2,019,241
Bed Bath & Beyond, Inc. (a)	20,490	1,379,797
Best Buy Co., Inc.	32,400	1,106,136
Carmax, Inc. (a)	24,848	1,389,252
GameStop Corp. Class A	13,008	556,222
Gap, Inc. (The)	31,073	1,177,356
Home Depot, Inc. (The)	150,626	14,689,048
L Brands, Inc.	27,485	1,982,218
Lowe’s Companies, Inc.	110,480	6,319,456
O’Reilly Automotive, Inc. (a)	11,613	2,042,494
PetSmart, Inc.	11,097	802,868
Ross Stores, Inc.	23,485	1,895,709
Staples, Inc.	73,499	931,967
Tiffany & Co.	12,590	1,210,151
TJX Cos., Inc. (The)	77,556	4,910,846
Tractor Supply Co.	15,525	1,136,740
Urban Outfitters, Inc. (a)	11,390	345,800

		44,396,670

Technology Hardware, Storage & Peripherals 4.6%
♦Apple, Inc. (c)	670,179	72,379,332
EMC Corp.	227,053	6,523,233
Hewlett-Packard Co.	209,323	7,510,509
NetApp, Inc.	35,729	1,529,201
SanDisk Corp.	25,137	2,366,397
Seagate Technology PLC	36,675	2,304,290
Western Digital Corp.	24,618	2,421,673

		95,034,635

Textiles, Apparel & Luxury Goods 0.8%
Coach, Inc.	31,213	1,073,103
Fossil Group, Inc. (a)	5,211	529,750
Michael Kors Holdings, Ltd. (a)	22,973	1,805,448
NIKE, Inc. Class B	78,711	7,317,762
PVH Corp.	9,081	1,038,412
Ralph Lauren Corp.	6,791	1,119,429
Under Armour, Inc. Class A (a)	18,617	1,220,903
VF Corp.	38,596	2,612,177

		16,716,984

Thrifts & Mortgage Finance 0.1%
Hudson City Bancorp, Inc.	53,850	519,652
People’s United Financial, Inc.	34,672	506,905

		1,026,557

	Shares	Value
Tobacco 1.5%
Altria Group, Inc.	221,993	$10,731,142
Lorillard, Inc.	40,406	2,484,969
Philip Morris International, Inc.	174,823	15,560,995
Reynolds American, Inc.	34,488	2,169,640

		30,946,746

Trading Companies & Distributors 0.2%
Fastenal Co.	30,379	1,337,891
United Rentals, Inc. (a)	10,734	1,181,384
W.W. Grainger, Inc.	6,877	1,697,244

		4,216,519

Total Common Stocks (Cost $821,238,080)		2,006,632,955	(b)

	Principal Amount
Short-Term Investments 4.5%
Repurchase Agreement 0.0%‡
State Street Bank and Trust Co. 0.00%, dated 10/31/14 due 11/3/14 Proceeds at Maturity $109,468 (Collateralized by a Federal National Mortgage Association security with a rate of 2.14% and a maturity date of 11/7/22, with a Principal Amount of $120,000 and a Market Value of $115,334)	$109,468	109,468

Total Repurchase Agreement (Cost $109,468)		109,468

U.S. Government 4.5%
United States Treasury Bills 0.001%,–0.016%, due 1/8/15 (d)	86,800,000	86,798,264
0.011%, due 1/22/15 (c)(d)	7,700,000	7,699,923

Total U.S. Government (Cost $94,498,774)		94,498,187

Total Short-Term Investments (Cost $94,608,242)		94,607,655

Total Investments (Cost $915,846,322) (f)	101.0%	2,101,240,610
Other Assets, Less Liabilities	(1.0)	(21,091,828)
Net Assets	100.0%	$2,080,148,782

16	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Contracts Long	Unrealized Appreciation (Depreciation) (e)
Futures Contracts 0.1%
Standard & Poor’s 500 Index Mini December 2014	692	$2,862,366

Total Futures Contracts (Notional Amount $69,594,440) (b)		$2,862,366

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	The combined market value of common stocks and notional amount of Standard & Poor’s 500 Index futures contracts represents 99.8% of net assets.

(c)	Represents a security, or a portion thereof, which is maintained at a broker as collateral for futures contracts.
(d)	Interest rate shown represents yield to maturity.

(e)	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2014.

(f)	As of October 31, 2014, cost was $950,516,880 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$1,161,243,257
Gross unrealized depreciation	(10,519,527)

Net unrealized appreciation	$1,150,723,730

The following is a summary of the fair valuations according to the inputs used as of October 31, 2014, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$2,006,632,955	$—	$—	$2,006,632,955
Short-Term Investments
Repurchase Agreement	—	109,468	—	109,468
U.S. Government	—	94,498,187	—	94,498,187

Total Short-Term Investments	—	94,607,655	—	94,607,655

Total Investments in Securities	2,006,632,955	94,607,655	—	2,101,240,610

Other Financial Instruments
Futures Contracts Long (b)	2,862,366	—	—	2,862,366

Total Investments in Securities and Other Financial Instruments	$2,009,495,321	$94,607,655	$—	$2,104,102,976

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2014, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2014, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statement of Assets and Liabilities as of October 31, 2014

Assets
Investment in securities, at value (identified cost $915,846,322)	$2,101,240,610
Receivables:
Fund shares sold	3,162,973
Dividends and interest	1,989,875
Variation margin on futures contracts	1,076,416
Investment securities sold	92,096
Other assets	20,349

Total assets	2,107,582,319

Liabilities
Payables:
Fund shares redeemed	24,943,619
Investment securities purchased	1,465,169
Transfer agent (See Note 3)	401,687
Manager (See Note 3)	385,731
NYLIFE Distributors (See Note 3)	118,062
Shareholder communication	32,120
Professional fees	27,257
Trustees	4,260
Custodian	3,731
Accrued expenses	51,901

Total liabilities	27,433,537

Net assets	$2,080,148,782

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$44,064
Additional paid-in capital	901,517,751

901,561,815
Undistributed net investment income	23,880,530
Accumulated net realized gain (loss) on investments and futures transactions	(33,550,217)
Net unrealized appreciation (depreciation) on investments and futures contracts	1,188,256,654

Net assets	$2,080,148,782

Class A
Net assets applicable to outstanding shares	$549,802,696

Shares of beneficial interest outstanding	11,735,756

Net asset value per share outstanding	$46.85
Maximum sales charge (3.00% of offering price)	1.45

Maximum offering price per share outstanding	$48.30

Investor Class
Net assets applicable to outstanding shares	$32,469,444

Shares of beneficial interest outstanding	693,653

Net asset value per share outstanding	$46.81
Maximum sales charge (3.00% of offering price)	1.45

Maximum offering price per share outstanding	$48.26

Class I
Net assets applicable to outstanding shares	$1,497,876,642

Shares of beneficial interest outstanding	31,634,667

Net asset value and offering price per share outstanding	$47.35

18	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2014

Investment Income (Loss)
Income
Dividends (a)	$39,043,077
Interest	22,414

Total income	39,065,491

Expenses
Manager (See Note 3)	4,711,463
Transfer agent (See Note 3)	2,329,145
Distribution/Service—Class A (See Note 3)	1,287,926
Distribution/Service—Investor Class (See Note 3)	75,304
Professional fees	103,884
Custodian	52,367
Registration	49,689
Trustees	34,650
Shareholder communication	32,442
Miscellaneous	29,345

Total expenses before waiver/reimbursement	8,706,215
Expense waiver/reimbursement from Manager (See Note 3)	(367,383)

Net expenses	8,338,832

Net investment income (loss)	30,726,659

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	59,629,262
Futures transactions	15,211,106

Net realized gain (loss) on investments and futures transactions	74,840,368

Net change in unrealized appreciation (depreciation) on:
Investments	203,678,007
Futures contracts	2,547,705

Net change in unrealized appreciation (depreciation) on investments and futures contracts	206,225,712

Net realized and unrealized gain (loss) on investments and futures transactions	281,066,080

Net increase (decrease) in net assets resulting from operations	$311,792,739

(a)	Dividends recorded net of foreign withholding taxes in the amount of $5,387.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Statements of Changes in Net Assets

for the years ended October 31, 2014 and October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$30,726,659	$30,683,121
Net realized gain (loss) on investments and futures transactions	74,840,368	39,989,296
Net change in unrealized appreciation (depreciation) on investments and futures contracts	206,225,712	341,807,362

Net increase (decrease) in net assets resulting from operations	311,792,739	412,479,779

Dividends to shareholders:
From net investment income:
Class A	(7,029,942)	(6,216,050)
Investor Class	(382,542)	(311,654)
Class I	(21,886,017)	(21,172,320)

Total dividends to shareholders	(29,298,501)	(27,700,024)

Capital share transactions:
Net proceeds from sale of shares	440,177,007	436,500,313
Net asset value of shares issued to shareholders in reinvestment of dividends	29,091,533	27,421,857
Cost of shares redeemed	(514,811,851)	(641,877,611)

Increase (decrease) in net assets derived from capital share transactions	(45,543,311)	(177,955,441)

Net increase (decrease) in net assets	236,950,927	206,824,314

Net Assets
Beginning of year	1,843,197,855	1,636,373,541

End of year	$2,080,148,782	$1,843,197,855

Undistributed net investment income at end of year	$23,880,530	$23,123,150

20	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2014	2013	2012	2011	2010
Net asset value at beginning of year	$40.75	$32.74	$28.99	$27.34	$23.92

Net investment income (loss)	0.60 (a)	0.57 (a)	0.47 (a)	0.42	0.37
Net realized and unrealized gain (loss) on investments	6.09	7.94	3.70	1.61	3.40
Net realized and unrealized gain (loss) on foreign currency transactions	—	—	(0.00)‡	—	—

Total from investment operations	6.69	8.51	4.17	2.03	3.77

Less dividends:
From net investment income	(0.59)	(0.50)	(0.42)	(0.38)	(0.35)

Net asset value at end of year	$46.85	$40.75	$32.74	$28.99	$27.34

Total investment return (b)	16.59%	26.38%	14.59%	7.46%	15.88%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.37%	1.58%	1.47%	1.39%	1.40%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Expenses (before waiver/reimbursement)	0.62%	0.65%	0.68%	0.69%	0.74%
Portfolio turnover rate	4%	3%	9%	4%	11%
Net assets at end of year (in 000’s)	$549,803	$470,293	$408,258	$195,006	$193,335

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Investor Class	2014	2013	2012	2011	2010
Net asset value at beginning of year	$40.73	$32.73	$28.98	$27.33	$23.93

Net investment income (loss)	0.55 (a)	0.53 (a)	0.44 (a)	0.38	0.33
Net realized and unrealized gain (loss) on investments	6.08	7.94	3.70	1.62	3.41
Net realized and unrealized gain (loss) on foreign currency transactions	—	—	(0.00)‡	—	—

Total from investment operations	6.63	8.47	4.14	2.00	3.74

Less dividends:
From net investment income	(0.55)	(0.47)	(0.39)	(0.35)	(0.34)

Net asset value at end of year	$46.81	$40.73	$32.73	$28.98	$27.33

Total investment return (b)	16.45%	26.24%	14.48%	7.35%	15.75%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.27%	1.47%	1.42%	1.29%	1.30%
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Expenses (before waiver/reimbursement)	0.80%	0.83%	0.87%	0.91%	1.01%
Portfolio turnover rate	4%	3%	9%	4%	11%
Net assets at end of year (in 000’s)	$32,469	$27,916	$21,475	$20,134	$19,295

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2014	2013	2012	2011	2010
Net asset value at beginning of year	$41.17	$33.06	$29.28	$27.60	$24.15

Net investment income (loss)	0.71 (a)	0.67 (a)	0.55 (a)	0.50	0.44
Net realized and unrealized gain (loss) on investments	6.15	8.01	3.73	1.63	3.42
Net realized and unrealized gain (loss) on foreign currency transactions	—	—	(0.00)‡	—	—

Total from investment operations	6.86	8.68	4.28	2.13	3.86

Less dividends:
From net investment income	(0.68)	(0.57)	(0.50)	(0.45)	(0.41)

Net asset value at end of year	$47.35	$41.17	$33.06	$29.28	$27.60

Total investment return (b)	16.88%	26.70%	14.84%	7.75%	16.13%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.62%	1.83%	1.77%	1.64%	1.65%
Net expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Expenses (before waiver/reimbursement)	0.37%	0.40%	0.43%	0.44%	0.49%
Portfolio turnover rate	4%	3%	9%	4%	11%
Net assets at end of year (in 000’s)	$1,497,877	$1,344,989	$1,206,641	$1,109,073	$1,120,188

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

22	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay S&P 500 Index Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. The Fund is the successor of the MainStay S&P 500 Index Fund, a series of Eclipse Funds Inc. (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on February 26, 2010. All information regarding and references to periods prior to February 26, 2010, relate to the Predecessor Fund.

The Fund currently offers three classes of shares. Class I shares commenced operations on January 2, 1991. Class A shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The three classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class A and Investor Class shares are subject to a distribution and/or service fee. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500® Index.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The

Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the full Board for its review and ratification, if appropriate, at its next regularly scheduled meeting immediately after such action.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

23

Notes to Financial Statements (continued)

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The aggregate value by input level, as of October 31, 2014, for the Fund’s assets or liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Broker Dealer Quotes	• Reported Trades
• Two-sided markets	• Issuer Spreads
• Bids/Offers	• Benchmark securities
• Industry and economic events	• Reference Data (corporate actions or material event notices)
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent valuation uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. For the year ended October 31, 2014, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2014, the Fund did not hold any securities that were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost

24	MainStay S&P 500 Index Fund

method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to equity price risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund invests in futures contracts to provide an efficient means of maintaining liquidity while being fully invested. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(I)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. The Fund may enter into rights and warrants when securities are acquired through a corporate action. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of October 31, 2014, the Fund did not hold any rights or warrants.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in

25

Notes to Financial Statements (continued)

recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute securities lending at any time without notice when deemed appropriate. The Fund did not have any portfolio securities on loan as of October 31, 2014.

(K)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(L)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund invests in future contracts to provide an efficient means of maintaining liquidity while remaining fully invested in the market. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of October 31, 2014:

Asset Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$2,862,366	$2,862,366

Total Fair Value		$2,862,366	$2,862,366

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2014:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$15,211,106	$15,211,106

Total Realized Gain (Loss)		$15,211,106	$15,211,106

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$2,547,705	$2,547,705

Total Change in Unrealized Appreciation (Depreciation)		$2,547,705	$2,547,705

Number of Contracts, Notional Amounts or Shares/Units

	Equity Contracts Risk	Total
Futures Contracts Long (Average number of contracts)	931	931

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cornerstone Holdings, New York Life Investments pays for the services of the Subadvisor.

26	MainStay S&P 500 Index Fund

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.25% up to $1 billion; 0.225% from $1 billion to $2 billion; 0.215% from $2 billion to $3 billion; and 0.20% in excess of $3 billion. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.24% for the year ended October 31, 2014.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 0.60% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement will remain in effect until February 28, 2015, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of Investor Class shares do not exceed 0.70% of its average daily net assets. This voluntary waiver and/or reimbursement may be discontinued at any time.

For the year ended October 31, 2014, New York Life Investments earned fees from the Fund in the amount of $4,711,463 and waived its fees and/or reimbursed expenses in the amount of $367,383.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A and Investor Class shares were $24,099 and $13,052, respectively, for the year ended October 31, 2014. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A shares of $2,811 for the year ended October 31, 2014.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2014, were as follows:

Class A	$590,357
Investor Class	90,627
Class I	1,648,161

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2014, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class I	$292,899,813	19.6%

Note 4–Federal Income Tax

As of October 31, 2014, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$23,880,530	$3,982,705	$—	$1,150,723,730	$1,178,586,967

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, Real Estate Investment Trusts (REITs), return of capital distributions received and mark to market of futures contracts.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2014 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(670,778)	$670,778	$—

27

Notes to Financial Statements (continued)

The reclassifications for the Fund are primarily due to return of capital distributions and capital gain distributions from REITs.

The Fund utilized $66,396,845 of capital loss carryforwards during the year ended October 31, 2014.

The tax character of distributions paid during the years ended October 31, 2014 and October 31, 2013 shown in the Statements of Changes in Net Assets was as follows:

	2014	2013
Distributions paid from:
Ordinary Income	$29,298,501	$27,700,024

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 5, 2014, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum amount of $700,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 4, 2015, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 5, 2014, the aggregate commitment amount was $300,000,000 with an optional maximum amount of $400,000,000. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the year ended October 31, 2014.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2014, purchases and sales of securities, other than short-term securities, were $70,795 and $151,518, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2014:
Shares sold	1,759,097	$75,658,165
Shares issued to shareholders in reinvestment of dividends and distributions	164,021	6,842,973
Shares redeemed	(1,781,515)	(77,330,297)

Net increase (decrease) in shares outstanding before conversion	141,603	5,170,841
Shares converted into Class A (See Note 1)	65,091	2,854,312
Shares converted from Class A (See Note 1)	(11,440)	(505,322)

Net increase (decrease)	195,254	$7,519,831

Year ended October 31, 2013:
Shares sold	1,687,846	$61,041,170
Shares issued to shareholders in reinvestment of dividends and distributions	181,760	5,945,387
Shares redeemed	(2,836,267)	(103,216,838)

Net increase (decrease) in shares outstanding before conversion	(966,661)	(36,230,281)
Shares converted into Class A (See Note 1)	50,386	1,904,100
Shares converted from Class A (See Note 1)	(11,768)	(444,802)

Net increase (decrease)	(928,043)	$(34,770,983)

Investor Class	Shares	Amount
Year ended October 31, 2014:
Shares sold	177,966	$7,748,708
Shares issued to shareholders in reinvestment of dividends and distributions	8,903	371,420
Shares redeemed	(124,994)	(5,461,269)

Net increase (decrease) in shares outstanding before conversion	61,875	2,658,859
Shares converted into Investor Class (See Note 1)	11,445	505,322
Shares converted from Investor Class (See Note 1)	(65,118)	(2,854,312)

Net increase (decrease)	8,202	$309,869

Year ended October 31, 2013:
Shares sold	159,826	$5,850,299
Shares issued to shareholders in reinvestment of dividends and distributions	9,510	311,163
Shares redeemed	(101,432)	(3,681,057)

Net increase (decrease) in shares outstanding before conversion	67,904	2,480,405
Shares converted into Investor Class (See Note 1)	11,771	444,802
Shares converted from Investor Class (See Note 1)	(50,398)	(1,904,100)

Net increase (decrease)	29,277	$1,021,107

28	MainStay S&P 500 Index Fund

Class I	Shares	Amount
Year ended October 31, 2014:
Shares sold	8,115,689	$356,770,134
Shares issued to shareholders in reinvestment of dividends and distributions	519,894	21,877,140
Shares redeemed	(9,668,869)	(432,020,285)

Net increase (decrease)	(1,033,286)	$(53,373,011)

Year ended October 31, 2013:
Shares sold	10,097,773	$369,608,844
Shares issued to shareholders in reinvestment of dividends and distributions	641,956	21,165,307
Shares redeemed	(14,565,424)	(534,979,716)

Net increase (decrease)	(3,825,695)	$(144,205,565)

Note 9–Litigation

The Fund has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Fund, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Fund is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named The MainStay Funds as a defendant.

The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”). On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint.

On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On November 5, 2014, the Second Circuit Court of Appeals held an oral argument on the appeal. A decision has not been issued.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. The Court has not yet issued a decision on any of these motions.

The value of the proceeds received by the Fund in connection with the LBO and the Fund’s cost basis in shares of Tribune was as follows:

Fund	Proceeds	Cost Basis
MainStay S&P 500 Index Fund*	$1,025,100	$907,116

*	Inclusive of payments received into MainStay Equity Index Fund prior to its acquisition by the Fund.

At this stage of the proceedings, it would be difficult to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Fund’s net asset values.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2014, events and transactions subsequent to October 31, 2014, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

29

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay S&P 500 Index Fund (the “Fund”), one of the funds constituting Mainstay Funds Trust, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay S&P 500 Index Fund of MainStay Funds Trust as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2014

30	MainStay S&P 500 Index Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2014 the Fund designated approximately $29,298,501 under the Internal Revenue Code as Qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2014, should be multiplied by 100.0% to arrive at the amount eligible for the corporate dividends received deduction.

In February 2015, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2014. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2014.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

31

Board of Trustees and Officers (Unaudited)

The Board of Trustees oversees the actions of the MainStay Group of Funds (which is comprised of Funds that are series of the MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay DefinedTerm Municipal Opportunities Fund) (collectively the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s), and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal.

Under the Retirement Policy, a Board Member must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board Members. Information pertaining to the Board Members and officers is set forth below. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Board Members are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Board Members	John Y. Kim* 9/24/60	Indefinite; The MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008.***	Vice Chairman (since January 2014) and Chief Investment Officer (since 2011), New York Life Insurance Company; President, Investments Group—New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management Holdings LLC (since 2008); Chairman of the Board of Managers (since 2008) and Chief Executive Officer (2008 to 2013), New York Life Investment Management LLC; Member of the Board, MCF Capital Management LLC (since 2012), Private Advisors LLC (since 2010); MacKay Shields LLC and Madison Capital Funding LLC (since 2008); and Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012)	82

MainStay VP Funds Trust:
Trustee since 2008 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

32	MainStay S&P 500 Index Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	82

MainStay VP Funds Trust:

Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; The MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82

MainStay VP Funds Trust:

Chairman since 2013 and Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011;

Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	82

MainStay VP Funds Trust:

Trustee since 2006 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; The MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82

MainStay VP Funds Trust:

Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

33

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40	Indefinite; The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (since 2008); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, University of California—San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011)	82

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 1994 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

	John A. Weisser 10/22/41	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	82

MainStay VP Funds Trust:

Trustee since 1997 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

34	MainStay S&P 500 Index Fund

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since January 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Senior Managing Director (since 2012) and Chairman of the Board (since 2008), NYLIM Service Company LLC; Senior Managing Director (since 2005) and Co-President (since January 2014), New York Life Investment Management LLC; President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012))
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, The MainStay Funds and MainStay Funds Trust (since 2014)	Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Assistant Secretary, MainStay VP Funds Trust (2010 to 2014)**, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014); Associate, Dechert LLP (2006 to 2010)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**; Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Insurance Company, New York Life Investment Management LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

35

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Alternative

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2014 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1630013 MS360-14	MSSP11-12/14 (NYLIM) NL226

MainStay Retirement Funds

Message from the President and Annual Report

October 31, 2014

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

This page intentionally left blank

Message from the President

U.S. stocks saw relatively strong results for the 12 months ended October 31, 2014, with several leading U.S. stock indices recording double-digit returns. Despite geopolitical unrest and global economic uncertainty, domestic stocks benefited from accommodative central bank policies, increased merger and acquisition activity and solid corporate earnings.

In the United States, growth stocks outpaced value stocks at all capitalization levels except the very smallest, according to Russell data. Among stocks that Russell deemed defensive, however, the trend reversed, with value tending to outperform growth.

On the whole, international stocks provided disappointing performance during the 12-month reporting period, with returns for leading international stock indices ranging from nearly flat to negative. Increasing investor uncertainty about Europe, China and Japan contributed to the weakness, as did continuing tensions between Russia and Ukraine.

In Europe, slowing growth in gross domestic product (GDP) fueled deflation concerns, and remarks by the European Central Bank were not able to restore market confidence. The slowing pace of growth in China affected many countries, especially export-oriented emerging markets. Japan’s economy struggled after a consumer tax hike in April 2014 led to questions about the viability of the nation’s economic reforms.

For the most part, bond markets provided positive returns, with strong results from convertible bonds and emerging-market bonds overall. The Federal Open Market Committee kept the federal funds target rate in a range near zero throughout the reporting period. This accommodative stance benefited high-yield bonds and leveraged loans as investors searched for yield. The demand for municipal bonds remained consistently strong throughout the reporting period and municipal bond returns were strengthened as supply declined year-over-year.

If there’s anything certain about the stock and bond markets, it’s that there will always be unpredictable elements. This poses a difficult—but not insurmountable—challenge for investors. At MainStay Funds, our portfolio managers seek to prepare for the unknown by employing time-tested strategies and investment techniques as they pursue well-defined investment objectives outlined in the prospectus. Drawing on their own extensive investment experience, they pursue an appropriate balance of risk and reward for their respective Funds, no matter where the markets may move.

The report that follows shows how this approach affected your MainStay Fund(s) during the 12 months ended October 31, 2014. We encourage you to read the report carefully and use it as you evaluate the progress of your investment portfolio. With increasing knowledge, ongoing portfolio adjustments and wise decisions along the way, you may be better able to pursue your long-range financial goals.

We thank you for choosing MainStay Funds, and we are pleased to have earned your trust. We know that with trust comes responsibility; and we will seek to honor that responsibility for as long as you invest with us.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about each Fund. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read each Fund’s Summary Prospectus and/or Prospectus carefully before investing.

MainStay Retirement 2010 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2014

Class	Sales Charge		One Year	Five Years	Since Inception (6/29/07)	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	0.68 6.54%	7.55 8.77%	4.23 5.04%	1.39 1.39%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	0.60 6.46	7.45 8.68	4.17 4.98	1.65 1.65
Class I Shares	No Sales Charge		6.79	9.03	5.31	1.14
Class R1 Shares[4]	No Sales Charge		6.70	8.93	5.20	1.24
Class R2 Shares[5]	No Sales Charge		6.58	8.69	4.96	1.49
Class R3 Shares[6]	No Sales Charge		6.27	8.40	4.68	1.74

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008 include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Class R1 shares were first offered to the public on June 29, 2007, although this class of shares did not commence investment operations until August 21, 2014. Performance figures for Class R1 shares include the historical performance of Class I shares through August 20, 2014, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R1 shares would likely have been different.
5.	Class R2 shares were first offered on June 29, 2007, although this class did not commence investment operations until January 8, 2009. Performance figures for Class R2 shares include the historical performance of Class A shares through January 7, 2009, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R2 shares would likely have been different.
6.	Class R3 shares were first offered on June 29, 2007, although this class did not commence investment operations until May 1, 2008. Performance figures for Class R3 shares include the historical performance of Class A shares through April 30, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Since Inception
S&P 500® Index[7]	17.27%	16.69%	6.38%
MSCI EAFE® Index[8]	–0.60	6.52	–0.10
Barclays U.S. Aggregate Bond Index[9]	4.14	4.22	5.26
Retirement 2010 Composite Index[10]	7.88	9.07	4.94
Average Lipper Mixed-Asset Target 2010 Fund[11]	5.44	7.72	3.49

7.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500 Index is the Fund’s broad-based securities market index. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

8.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

9.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Fund has selected the
Barclays U.S. Aggregate Bond Index as an additional benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
10.

The Retirement 2010 Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted according to the Fund’s current allocation, changing annually through the target retirement date. The Fund has selected the Retirement 2010 Composite Index as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

11.	The average Lipper mixed-asset target 2010 fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon not exceeding December 31, 2010. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Retirement 2010 Fund

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2010 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2014, to October 31, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2014, to October 31, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/14	Ending Account Value (Based on Actual Returns and Expenses) 10/31/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/14	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,029.80	$1.89	$1,023.30	$1.89

Investor Class Shares	$1,000.00	$1,030.70	$2.46	$1,022.80	$2.45

Class I Shares	$1,000.00	$1,031.50	$0.61	$1,024.60	$0.61

Class R1 Shares[2,3]	$1,000.00	$1,000.90	$0.43	$1,009.30	$0.43

Class R2 Shares	$1,000.00	$1,030.80	$2.46	$1,022.80	$2.45

Class R3 Shares	$1,000.00	$1,029.40	$3.58	$1,021.70	$3.57

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.37% for Class A, 0.48% for Investor Class, 0.12% for Class I, 0.22% for Class R1, 0.48% for Class R2 and 0.70% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 184 days for Class A, Investor Class, Class I, Class R2 and Class R3 (to reflect the six-month period) and 71 days for Class R1 (to reflect the since-commencement period). The table above represents actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses paid during the period reflect ongoing costs for the period from commencement through October 31, 2014. Had these shares been offered for the full six-month period ended October 31, 2014, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $1.12 for Class R1 and the ending account value would have been $1,024.10 for Class R1.
3.	Class R1 shares commenced operations on August 21, 2014.

7

Investment Objectives of Underlying Funds as of October 31, 2014 (Unaudited)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

8	MainStay Retirement 2010 Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney and Poul Kristensen, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Retirement 2010 Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2014?

Excluding all sales charges, MainStay Retirement 2010 Fund returned 6.54% for Class A shares and 6.46% for Investor Class shares for the 12 months ended October 31, 2014. Over the same period, Class I shares returned 6.79%, Class R1 shares returned 6.70%, Class R2 shares returned 6.58% and Class R3 shares returned 6.27%. For the 12 months ended October 31, 2014, all share classes underperformed the 17.27% return of the S&P 500® Index,2 which is the Fund’s primary broad-based securities-market index. Over the same period, all share classes outperformed the –0.60% return of the MSCI EAFE® Index,2 which is the secondary benchmark of the Fund. For the 12 months ended October 31, 2014, all share classes outperformed the 4.14% return of the Barclays U.S. Aggregate Bond Index2 but underperformed the 7.88% return of the Retirement 2010 Composite Index.2 The Barclays U.S. Aggregate Bond Index and the Retirement 2010 Composite Index are additional benchmarks of the Fund. All share classes outperformed the 5.44% return of the average Lipper3 mixed-asset target 2010 fund for the 12 months ended October 31, 2014. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund invests primarily in mutual funds managed by New York Life Investments, mutual funds managed by an advisor not affiliated with New York Life Investments or exchange traded funds (“ETFs”), if a New York Life Investments managed mutual fund in a particular asset class is not available (collectively, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s substantial allocation to Underlying Funds that invest in international stocks and fixed-income securities—accounted for many of the challenges the Fund experienced in terms of relative performance. Bonds and international stocks generally underperformed domestic equities during the reporting period.

The Retirement 2010 Composite Index reflects a broader mix of asset classes. The most significant detractor relative to this Index was the performance of the Underlying Funds, which has been somewhat weak on average during the reporting period.

Among the Underlying Funds that weighed on results were MainStay ICAP Equity Fund and MainStay MAP Fund.

The Fund’s asset-allocation policy management had a positive but quite modest impact on relative performance. We maintained a bias in favor of stocks over bonds throughout the reporting period, but the degree of bias varied. We enlarged equity positions in periods of market turmoil to exploit better pricing. Often, we scaled back these positions during periods of market complacency. While this policy was consistently successful, the net impact on performance was small because position sizes varied only slightly. The more structural and persistent bias toward stocks over bonds also contributed to relative performance. (Contributions take weightings and total returns into account.) Since international stocks were included in this bias, however, the impact was smaller than it might have been had equity investments been limited to U.S. stocks.

Positioning within the fixed-income portion of the Fund was mildly detrimental. For some time, the Fund has been positioned for a rise in yields on longer-term bonds; but during the reporting period, the opposite occurred. Fortunately, the impact of the yield shift was mostly insignificant.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.4 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Funds. Generally speaking, we seek to invest in Underlying Funds that we believe occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

During the reporting period, we had a persistent preference for stocks over bonds, but the exact blend varied in response to the changing environment. The inclusion of international equities in this bias diminished the positive effect that stocks had on the Fund’s return. Within U.S. equities, the reporting period began with a tilt toward small-cap companies and growth-oriented stocks, but these aspects of the bias were unwound during the spring. While the bias was initially profitable, the gains had largely been eliminated by the time the bias was fully removed. As a result, the strategy had little net impact on performance.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 6 for more information on this index.
3.	See footnote on page 6 for more information on Lipper Inc.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

9

Holdings of emerging-market equities were also adjusted throughout the year, but with little net impact. Overall, an increased allocation to emerging-market equities was a slight drag on performance during the reporting period.

In the fixed-income portion of the Fund, we maintained a shorter duration than the Barclays U.S. Aggregate Bond Index, as we have for a couple of years. This reflects our expectation that healthy levels of economic growth will render further monetary intervention inappropriate and will ultimately lead to upward pressure on wages and consumer pricing. This view was mostly misplaced during the reporting period, as interest rates fell and investors focused more on the risks of deflation than those of inflation. The impact on the Fund, however, was quite small. The losses were smaller still after adjusting for the effects associated with credit quality. A tilt toward speculative-quality instruments has been in place for a couple of years, but we’ve been gradually moving back toward the benchmark exposure. By the end of the reporting period, the Fund was effectively neutral with respect to credit. The contribution of speculative-quality instruments during the reporting period was quite small.

How did the Fund’s allocations change over the course of the reporting period?

After leaning toward smaller-capitalization and growth-oriented companies for some time, we gravitated back to a more neutral posture during the reporting period. As a result, iShares Russell 2000 Index ETF and MainStay Cornerstone Growth Fund experienced some of the largest overall-position reductions.

Also noteworthy was a shift out of Vanguard FTSE Emerging Markets ETF into more finely targeted holdings including iShares MSCI All Country Asia ex-Japan ETF, SPDR S&P Emerging Markets Small Cap ETF and Guggenheim China Small Cap ETF. The impact on return was small, as all of these Underlying Funds experienced performance that was in a relatively narrow range.

In the fixed-income portion of the Fund, average credit quality was upgraded as we exited positions in MainStay High Yield Municipal Bond Fund and MainStay Floating Rate Fund in favor of MainStay Indexed Bond Fund and MainStay Total Return Bond Fund. We believe that return opportunities in speculative-grade bonds have diminished in recent years, although the risks remain significant. Since we view this tradeoff as increasingly unattractive, we have moved to neutralize exposure to credit.

We shortened the Fund’s duration somewhat by rolling out of iShares TIPS Bond ETF and into Vanguard Short-Term Inflation- Protected Securities ETF in anticipation of rising interest rates.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Among the Underlying Funds held by the Fund for the entire reporting period, the highest total returns came from MainStay Common Stock Fund and MainStay S&P 500 Index Fund. At the other end of the spectrum, MainStay Epoch International Small Cap Fund, MainStay International Equity Fund and MainStay ICAP International Fund all posted negative returns.

Which Underlying Equity Funds were the strongest contributors to the Fund’s performance and which Underlying Equity Funds were particularly weak?

Large positions in MainStay S&P 500 Index Fund and MainStay Large Cap Growth Fund made the most significant positive contributions to the Fund’s performance. MainStay Epoch International Small Cap Fund was the largest detractor from performance. While there were few other Underlying Equity Funds that experienced negative returns over the entire reporting period, there were several emerging-market Underlying Funds that detracted slightly from returns during the time they were owned by the Fund. Included on the list were Vanguard FTSE Emerging Markets ETF and Market Vectors Africa Index ETF.

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

Upward pressure on yields and downward pressure on credit spreads5 came from persistent domestic economic growth, strong corporate earnings and the steady decline in the unemployment rate. Even so, other factors appear to have been more powerful during the reporting period. With Europe flirting with recession, growth rates in China ebbing, Japan mired in the effects of a tax hike, Russia struggling with sanctions and Brazil moving backward, growth estimates for global gross domestic product were very soft during the reporting period. Support for sovereign bond pricing has also been soft—not just in the United States but also in many developed nations. Deflationary concerns in many countries, a strong dollar and falling energy prices have also pushed yields downward.

Which fixed-income market segments were strong performers and which segments were particularly weak?

Broadly speaking, lower-quality and longer-duration bonds fared best. Bouncing back from a sell-off in the summer of 2013, municipal bonds also performed quite well. Local-currency

5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate bonds (or a specific category of corporate bonds) and comparable U.S. Treasury issues.

10	MainStay Retirement 2010 Fund

denominated debt outside the United States did not do well when returns were translated back to U.S. dollars. Also, investors in cash instruments have earned a near-zero return in nominal terms and have lost money after adjusting for inflation.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance and which Underlying Fixed-Income Funds were particularly weak?

Large positions in MainStay Total Return Bond Fund and MainStay Indexed Bond Fund were the most significant contributors to performance in the fixed-income portion of the Fund. No Underlying Bond Funds in which the Fund invested generated negative performance for the reporting period. Holdings of MainStay Money Market Fund, however, added basically nothing, and the contribution to performance from MainStay Floating Rate Fund was also very small.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

11

Portfolio of Investments October 31, 2014

	Shares	Value
Affiliated Investment Companies 89.2%†
Equity Funds 39.6%
MainStay Common Stock Fund Class I	222,823	$4,333,907
MainStay Epoch International Small Cap Fund Class I	51,171	1,075,112
MainStay Epoch U.S. All Cap Fund Class I	131,677	4,031,951
MainStay ICAP Equity Fund Class I	61,054	3,339,657
MainStay ICAP International Fund Class I	82,431	2,867,760
MainStay International Equity Fund Class I	112,819	1,488,084
MainStay Large Cap Growth Fund Class I	379,366	4,294,419
MainStay MAP Fund Class I	94,215	4,505,373
MainStay S&P 500 Index Fund Class I	87,416	4,139,154

Total Equity Funds (Cost $23,723,249)		30,075,417

Fixed Income Funds 49.6%
MainStay High Yield Corporate Bond Fund Class I	152,869	908,039
MainStay Indexed Bond Fund Class I (a)	1,389,301	15,462,915
MainStay Short Duration High Yield Fund Class I	302,104	3,027,086
MainStay Total Return Bond Fund Class I	1,681,755	18,213,409

Total Fixed Income Funds (Cost $37,342,872)		37,611,449

Total Affiliated Investment Companies (Cost $61,066,121)		67,686,866

Unaffiliated Investment Companies 7.5%
Equity Funds 2.9%
Guggenheim China Small Cap ETF	13,088	352,852
iShares MSCI All Country Asia ex-Japan ETF	11,951	751,598
iShares MSCI Frontier 100 ETF	2,869	104,202
iShares MSCI Philippines ETF	2,888	110,553
iShares MSCI Poland Capped ETF	1,310	35,986
iShares Russell 2000 Index ETF	2,774	323,337
Market Vectors Africa Index ETF	3,565	105,346
SPDR S&P Emerging Markets Small Cap ETF	8,123	383,812

Total Equity Funds (Cost $2,049,743)		2,167,686

Fixed Income Funds 4.6%
Market Vectors Emerging Markets Local Currency Bond ETF	14,057	322,046
Vanguard Short-Term Inflation-Protected Securities ETF	64,748	3,199,198

Total Fixed Income Funds (Cost $3,577,909)		3,521,244

Total Unaffiliated Investment Companies (Cost $5,627,652)		5,688,930

	Principal Amount	Value
Short-Term Investment 1.8%
Repurchase Agreement 1.8%
State Street Bank and Trust Co. 0.00%, dated 10/31/14 due 11/3/14 Proceeds at Maturity $1,383,640 (Collateralized by a Federal National Mortgage Association security with a rate of 2.14% and a maturity date of 11/7/22, with a Principal Amount of $1,470,000 and a Market Value of $1,412,836)	$1,383,640	$1,383,640

Total Short-Term Investment (Cost $1,383,640)		1,383,640

Total Investments (Cost $68,077,413) (b)	98.5%	74,759,436
Other Assets, Less Liabilities	1.5	1,101,699
Net Assets	100.0%	$75,861,135

†	Percentages indicated are based on Fund net assets.

(a)	As of October 31, 2014, the Fund’s ownership exceeded 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	As of October 31, 2014, cost was $68,601,549 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$6,250,087
Gross unrealized depreciation	(92,200)

Net unrealized appreciation	$6,157,887

The following abbreviations are used in the above portfolio:

ETF—Exchange-Traded Fund

SPDR—Standard & Poor’s Depositary Receipt

12	MainStay Retirement 2010 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2014, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$30,075,417	$—	$—	$30,075,417
Fixed Income Funds	37,611,449	—	—	37,611,449

Total Affiliated Investment Companies	67,686,866	—	—	67,686,866

Unaffiliated Investment Companies
Equity Funds	2,167,686	—	—	2,167,686
Fixed Income Funds	3,521,244	—	—	3,521,244

Total Unaffiliated Investment Companies	5,688,930	—	—	5,688,930

Short-Term Investment
Repurchase Agreement	—	1,383,640	—	1,383,640

Total Investments in Securities	$73,375,796	$1,383,640	$—	$74,759,436

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2014, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2014, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of October 31, 2014

Assets
Investments in affiliated investment companies, at value (identified cost $61,066,121)	$67,686,866
Investments in unaffiliated investment companies, at value (identified cost $5,627,652)	5,688,930
Repurchase agreement, at value (identified cost $1,383,640)	1,383,640
Cash	1,106,568
Receivables:
Fund shares sold	96,919
Manager (See Note 3)	15,100
Other assets	30,536

Total assets	76,008,559

Liabilities
Payables:
Fund shares redeemed	109,673
Transfer agent (See Note 3)	20,665
Shareholder communication	5,837
Professional fees	3,540
NYLIFE Distributors (See Note 3)	2,704
Custodian	825
Trustees	152
Accrued expenses	4,028

Total liabilities	147,424

Net assets	$75,861,135

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$7,038
Additional paid-in capital	67,017,283

67,024,321
Undistributed net investment income	834,279
Accumulated net realized gain (loss) on investments	1,320,512
Net unrealized appreciation (depreciation) on investments	6,682,023

Net assets	$75,861,135

Class A
Net assets applicable to outstanding shares	$9,098,595

Shares of beneficial interest outstanding	850,181

Net asset value per share outstanding	$10.70
Maximum sales charge (5.50% of offering price)	0.62

Maximum offering price per share outstanding	$11.32

Investor Class
Net assets applicable to outstanding shares	$1,342,900

Shares of beneficial interest outstanding	125,162

Net asset value per share outstanding	$10.73
Maximum sales charge (5.50% of offering price)	0.62

Maximum offering price per share outstanding	$11.35

Class I
Net assets applicable to outstanding shares	$45,279,216

Shares of beneficial interest outstanding	4,194,590

Net asset value and offering price per share outstanding	$10.79

Class R1
Net assets applicable to outstanding shares	$17,477,400

Shares of beneficial interest outstanding	1,619,638

Net asset value and offering price per share outstanding	$10.79

Class R2
Net assets applicable to outstanding shares	$2,652,490

Shares of beneficial interest outstanding	247,724

Net asset value and offering price per share outstanding	$10.71

Class R3
Net assets applicable to outstanding shares	$10,534

Shares of beneficial interest outstanding	969

Net asset value and offering price per share outstanding	$10.87

14	MainStay Retirement 2010 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2014

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$1,279,801
Dividend distributions from unaffiliated investment companies	68,117

Total income	1,347,918

Expenses
Transfer agent (See Note 3)	93,838
Distribution/Service—Class A (See Note 3)	56,579
Distribution/Service—Investor Class (See Note 3)	3,272
Distribution/Service—Class R2 (See Note 3)	6,380
Distribution/Service—Class R3 (See Note 3)	55
Registration	65,867
Manager (See Note 3)	62,898
Professional fees	26,318
Custodian	8,346
Shareholder service (See Note 3)	5,578
Trustees	1,120
Shareholder communication	653
Miscellaneous	8,392

Total expenses before waiver/reimbursement	339,296
Expense waiver/reimbursement from Manager (See Note 3)	(187,500)

Net expenses	151,796

Net investment income (loss)	1,196,122

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	1,076,270
Unaffiliated investment company transactions	455,918
Realized capital gain distributions from affiliated investment companies	521,775

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	2,053,963

Net change in unrealized appreciation (depreciation) on investments	803,232

Net realized and unrealized gain (loss) on investments	2,857,195

Net increase (decrease) in net assets resulting from operations	$4,053,317

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the years ended October 31, 2014 and October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,196,122	$1,087,509
Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	2,053,963	2,802,402
Net change in unrealized appreciation (depreciation) on investments	803,232	2,223,092

Net increase (decrease) in net assets resulting from operations	4,053,317	6,113,003

Dividends and distributions to shareholders:
From net investment income:
Class A	(453,843)	(171,025)
Investor Class	(22,991)	(27,033)
Class I	(626,013)	(750,878)
Class R2	(46,081)	(430,862)
Class R3	—	(20,542)

	(1,148,928)	(1,400,340)

From net realized gain on investments:
Class A	(1,162,405)	(155,612)
Investor Class	(60,735)	(25,104)
Class I	(1,395,466)	(613,760)
Class R2	(115,231)	(408,571)
Class R3	(656)	(21,516)

	(2,734,493)	(1,224,563)

Total dividends and distributions to shareholders	(3,883,421)	(2,624,903)

Capital share transactions:
Net proceeds from sale of shares	43,211,272	38,802,855
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	3,880,941	2,621,957
Cost of shares redeemed	(31,732,941)	(38,305,707)

Increase (decrease) in net assets derived from capital share transactions	15,359,272	3,119,105

Net increase (decrease) in net assets	15,529,168	6,607,205

Net Assets
Beginning of year	60,331,967	53,724,762

End of year	$75,861,135	$60,331,967

Undistributed net investment income at end of year	$834,279	$680,933

16	MainStay Retirement 2010 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2014	2013	2012	2011	2010
Net asset value at beginning of year	$10.74	$10.10	$10.01	$10.04	$9.12

Net investment income (loss) (a)	0.18	0.18	0.19	0.22	0.19
Net realized and unrealized gain (loss) on investments	0.49	0.99	0.68	0.14	0.92

Total from investment operations	0.67	1.17	0.87	0.36	1.11

Less dividends and distributions:
From net investment income	(0.20)	(0.28)	(0.22)	(0.25)	(0.19)
From net realized gain on investments	(0.51)	(0.25)	(0.56)	(0.14)	—

Total dividends and distributions	(0.71)	(0.53)	(0.78)	(0.39)	(0.19)

Net asset value at end of year	$10.70	$10.74	$10.10	$10.01	$10.04

Total investment return (b)	6.54%	12.16%	9.40%	3.54%	12.51%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.75%	1.78%	1.93%	2.18%	2.01%
Net expenses (c)	0.37%	0.37%	0.37%	0.37%	0.37%
Expenses (before waiver/reimbursement) (c)	0.67%	0.75%	0.69%	0.78%	1.00%
Portfolio turnover rate	69%	82%	95%	107%	81%
Net assets at end of year (in 000’s)	$9,099	$24,907	$6,064	$6,358	$6,935

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Investor Class	2014	2013	2012	2011	2010
Net asset value at beginning of year	$10.77	$10.13	$10.03	$10.07	$9.15

Net investment income (loss) (a)	0.18	0.19	0.18	0.21	0.17
Net realized and unrealized gain (loss) on investments	0.48	0.97	0.69	0.13	0.94

Total from investment operations	0.66	1.16	0.87	0.34	1.11

Less dividends and distributions:
From net investment income	(0.19)	(0.27)	(0.21)	(0.24)	(0.19)
From net realized gain on investments	(0.51)	(0.25)	(0.56)	(0.14)	—

Total dividends and distributions	(0.70)	(0.52)	(0.77)	(0.38)	(0.19)

Net asset value at end of year	$10.73	$10.77	$10.13	$10.03	$10.07

Total investment return (b)	6.46%	12.06%	9.35%	3.44%	12.34%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.67%	1.81%	1.79%	2.03%	1.82%
Net expenses (c)	0.47%	0.47%	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (c)	0.76%	1.01%	1.11%	1.42%	2.03%
Portfolio turnover rate	69%	82%	95%	107%	81%
Net assets at end of year (in 000’s)	$1,343	$1,245	$977	$601	$468

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2014	2013	2012	2011	2010
Net asset value at beginning of year	$10.83	$10.19	$10.08	$10.11	$9.18

Net investment income (loss) (a)	0.21	0.22	0.22	0.24	0.22
Net realized and unrealized gain (loss) on investments	0.49	0.98	0.69	0.14	0.92

Total from investment operations	0.70	1.20	0.91	0.38	1.14

Less dividends and distributions:
From net investment income	(0.23)	(0.31)	(0.24)	(0.27)	(0.21)
From net realized gain on investments	(0.51)	(0.25)	(0.56)	(0.14)	—

Total dividends and distributions	(0.74)	(0.56)	(0.80)	(0.41)	(0.21)

Net asset value at end of year	$10.79	$10.83	$10.19	$10.08	$10.11

Total investment return (b)	6.79%	12.41%	9.72%	3.85%	12.66%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.02%	2.18%	2.25%	2.36%	2.28%
Net expenses (c)	0.12%	0.12%	0.12%	0.12%	0.12%
Expenses (before waiver/reimbursement) (c)	0.42%	0.50%	0.44%	0.53%	0.76%
Portfolio turnover rate	69%	82%	95%	107%	81%
Net assets at end of year (in 000’s)	$45,279	$31,739	$29,583	$43,984	$35,009

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Class R1	August 21, 2014** through October 31, 2014
Net asset value at beginning of period	$10.78

Net investment income (loss) (a)	0.04
Net realized and unrealized gain (loss) on investments	(0.03)

Total from investment operations	0.01

Net asset value at end of period	$10.79

Total investment return (b)	0.09	%(c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.07	%††
Net expenses (e)	0.22	%††
Expenses (before reimbursement/waiver) (e)	0.54	%††
Portfolio turnover rate	69%
Net assets at end of period (in 000’s)	$17,477

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

18	MainStay Retirement 2010 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R2	2014	2013	2012	2011	2010
Net asset value at beginning of year	$10.75	$10.12	$10.01	$10.05	$9.12

Net investment income (loss) (a)	0.17	0.21	0.18	0.20	0.18
Net realized and unrealized gain (loss) on investments	0.50	0.94	0.70	0.14	0.93

Total from investment operations	0.67	1.15	0.88	0.34	1.11

Less dividends and distributions:
From net investment income	(0.20)	(0.27)	(0.21)	(0.24)	(0.18)
From net realized gain on investments	(0.51)	(0.25)	(0.56)	(0.14)	—

Total dividends and distributions	(0.71)	(0.52)	(0.77)	(0.38)	(0.18)

Net asset value at end of year	$10.71	$10.75	$10.12	$10.01	$10.05

Total investment return (b)	6.58%	11.91%	9.33%	3.53%	12.37%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.65%	2.02%	1.82%	2.04%	1.90%
Net expenses (c)	0.47%	0.47%	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (c)	0.77%	0.85%	0.79%	0.88%	1.10%
Portfolio turnover rate	69%	82%	95%	107%	81%
Net assets at end of year (in 000’s)	$2,652	$2,428	$16,234	$14,890	$1,781

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Class R3	2014	2013	2012	2011	2010
Net asset value at beginning of year	$10.73	$10.09	$10.00	$10.04	$9.13

Net investment income (loss) (a)	0.15	0.19	0.15	0.18	0.16
Net realized and unrealized gain (loss) on investments	0.50	0.94	0.69	0.13	0.92

Total from investment operations	0.65	1.13	0.84	0.31	1.08

Less dividends and distributions:
From net investment income	—	(0.24)	(0.19)	(0.21)	(0.17)
From net realized gain on investments	(0.51)	(0.25)	(0.56)	(0.14)	—

Total dividends and distributions	(0.51)	(0.49)	(0.75)	(0.35)	(0.17)

Net asset value at end of year	$10.87	$10.73	$10.09	$10.00	$10.04

Total investment return (b)	6.27%	11.76%	9.05%	3.18%	11.99%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.44%	1.84%	1.55%	1.82%	1.67%
Net expenses (c)	0.72%	0.72%	0.72%	0.72%	0.72%
Expenses (before waiver/reimbursement) (c)	1.02%	1.10%	1.04%	1.13%	1.35%
Portfolio turnover rate	69%	82%	95%	107%	81%
Net assets at end of year (in 000’s)	$11	$13	$867	$735	$866

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

MainStay Retirement 2020 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2014

Class	Sales Charge		One Year	Five Years	Since Inception (6/29/07)	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1.67 7.59%	8.75 9.99%	4.09 4.89%	1.28 1.28%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1.59 7.51	8.63 9.86	3.99 4.79	1.48 1.48
Class I Shares	No Sales Charge		7.90	10.24	5.13	1.03
Class R1 Shares[4]	No Sales Charge		7.91	10.16	5.04	1.13
Class R2 Shares[5]	No Sales Charge		7.51	9.87	4.79	1.38
Class R3 Shares[6]	No Sales Charge		7.22	9.58	4.51	1.64

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Class R1 shares were first offered to the public on June 29, 2007, although this class did not commence investment operations until August 21, 2014. Performance figures for Class R1 shares include the historical performance of Class I shares through August 20, 2014, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for the Class R1 shares would likely have been different.
5.	Class R2 shares were first offered on June 29, 2007, although this class did not commence investment operations until January 8, 2009. Performance figures for Class R2 shares include the historical performance of Class A shares through January 7, 2009, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R2 shares would likely have been different.
6.	Class R3 shares were first offered on June 29, 2007, although this class did not commence investment operations until May 1, 2008. Performance figures for Class R3 shares include the historical performance of Class A shares through April 30, 2008, adjusted for differences in expenses and fees. Unadjusted, the performance shown for the Class R3 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

20	MainStay Retirement 2020 Fund

Benchmark Performance	One Year	Five Years	Since Inception
S&P 500® Index[7]	17.27%	16.69%	6.38%
MSCI EAFE® Index[8]	–0.60	6.52	–0.10
Barclays U.S. Aggregate Bond Index[9]	4.14	4.22	5.26
Retirement 2020 Composite Index[10]	9.32	10.51	4.81
Average Lipper Mixed-Asset Target 2020 Fund[11]	6.30	8.88	3.44

7.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500 Index is the broad-based securities market index. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

8.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

9.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Fund has selected the Barclays U.S. Aggregate Bond Index as an additional benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
10.

The Retirement 2020 Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted according to the Fund’s current allocation, changing annually through the target retirement date. The Fund has selected the Retirement 2020 Composite Index as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

11.	The average Lipper mixed-asset target 2020 fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2016, to December 31, 2020. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

21

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2020 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2014, to October 31, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2014, to October 31, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/14	Ending Account Value (Based on Actual Returns and Expenses) 10/31/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/14	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,035.80	$1.90	$1,023.30	$1.89

Investor Class Shares	$1,000.00	$1,034.80	$2.46	$1,022.80	$2.45

Class I Shares	$1,000.00	$1,036.60	$0.62	$1,024.60	$0.61

Class R1 Shares[2,3]	$1,000.00	$1,001.80	$0.43	$1,009.30	$0.43

Class R2 Shares	$1,000.00	$1,034.80	$2.46	$1,022.80	$2.45

Class R3 Shares	$1,000.00	$1,034.50	$3.74	$1,021.50	$3.72

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.37% for Class A, 0.48% for Investor Class, 0.12% for Class I, 0.22% for Class R1, 0.48% for class R2 and 0.73% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 184 days for Class A, Investor Class, Class I, Class R2 and Class R3 (to reflect the six-month period) and 71 days for Class R1 (to reflect the since-commencement period). The table above represents actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses paid during the period reflect ongoing costs for the period from commencement through October 31, 2014. Had these shares been offered for the full six-month period ended October 31, 2014, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $1.12 for Class R1 and the ending account value would have been $1,024.10 for Class R1.
3.	Class R1 shares commenced operations on August 21, 2014.

22	MainStay Retirement 2020 Fund

Investment Objectives of Underlying Funds as of October 31, 2014 (Unaudited)

See Portfolio of Investments beginning on page 27 for specific holdings within these categories.

23

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney and Poul Kristensen, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Retirement 2020 Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2014?

Excluding all sales charges, MainStay Retirement 2020 Fund returned 7.59% for Class A shares and 7.51% for Investor Class shares for the 12 months ended October 31, 2014. Over the same period, Class I shares returned 7.90%, Class R1 shares returned 7.91%, Class R2 shares returned 7.51% and Class R3 shares returned 7.22%. For the 12 months ended October 31, 2014, all share classes underperformed the 17.27% return of the S&P 500® Index,2 which is the Fund’s primary broad-based securities-market index. Over the same period, all share classes outperformed the –0.60% return of the MSCI EAFE® Index,2 which is the secondary benchmark of the Fund. For the 12 months ended October 31, 2014, all share classes outperformed the 4.14% return of the Barclays U.S. Aggregate Bond Index2 but underperformed the 9.32% return of the Retirement 2020 Composite Index.2 The Barclays U.S. Aggregate Bond Index and the Retirement 2020 Composite Index are additional benchmarks of the Fund. All share classes outperformed the 6.30% return of the average Lipper3 mixed-asset target 2020 fund for the 12 months ended October 31, 2014. See page 20 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund invests primarily in mutual funds managed by New York Life Investments, mutual funds managed by an advisor not affiliated with New York Life Investments or exchange traded funds (“ETFs”), if a New York Life Investments managed mutual fund in a particular asset class is not available (collectively, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s substantial allocation to Underlying Funds that invest in international stocks and fixed-income securities—accounted for many of the challenges the Fund experienced in terms of relative performance. Bonds and international stocks generally underperformed domestic equities during the reporting period.

The Retirement 2020 Composite Index reflects a broader mix of asset classes. The most significant detractor relative to this Index was the performance of the Underlying Funds, which has been somewhat weak on average during the reporting period.

Among the Underlying Funds that weighed on results were MainStay ICAP Equity Fund and MainStay MAP Fund.

The Fund’s asset-allocation policy management had a positive but quite modest impact on relative performance. We maintained a bias in favor of stocks over bonds throughout the reporting period, but the degree of bias varied. We enlarged equity positions in periods of market turmoil to exploit better pricing. Often, we scaled back these positions during periods of market complacency. While this policy was consistently successful, the net impact on performance was small because position sizes varied only slightly. The more structural and persistent bias toward stocks over bonds also contributed to relative performance. (Contributions take weightings and total returns into account.) Since international stocks were included in this bias, however, the impact was smaller than it might have been had equity investments been limited to U.S. stocks.

Positioning within the fixed-income portion of the Fund was mildly detrimental. For some time, the Fund has been positioned for a rise in yields on longer-term bonds; but during the reporting period, the opposite occurred. Fortunately, the impact of the yield shift was mostly insignificant.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.4 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Funds. Generally speaking, we seek to invest in Underlying Funds that we believe occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

During the reporting period, we had a persistent preference for stocks over bonds, but the exact blend varied in response to the changing environment. The inclusion of international equities in this bias diminished the positive effect that stocks had on the Fund’s return. Within U.S. equities, the reporting period began with a tilt toward small-cap companies and growth-oriented stocks, but these aspects of the bias were unwound during the spring. While the bias was initially profitable, the gains had largely been eliminated by the time the bias was fully removed. As a result, the strategy had little net impact on performance.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 21 for more information on this index.
3.	See footnote on page 21 for more information on Lipper Inc.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

24	MainStay Retirement 2020 Fund

Holdings of emerging-market equities were also adjusted throughout the year, but with little net impact. Overall, an increased allocation to emerging-market equities was a slight drag on performance during the reporting period.

In the fixed-income portion of the Fund, we maintained a shorter duration than the Barclays U.S. Aggregate Bond Index, as we have for a couple of years. This reflects our expectation that healthy levels of economic growth will render further monetary intervention inappropriate and will ultimately lead to upward pressure on wages and consumer pricing. This view was mostly misplaced during the reporting period, as interest rates fell and investors focused more on the risks of deflation than those of inflation. The impact on the Fund, however, was quite small. The losses were smaller still after adjusting for the effects associated with credit quality. A tilt toward speculative-quality instruments has been in place for a couple of years, but we’ve been gradually moving back toward the benchmark exposure. By the end of the reporting period, the Fund was effectively neutral with respect to credit. The contribution of speculative-quality instruments during the reporting period was quite small.

How did the Fund’s allocations change over the course of the reporting period?

After leaning toward smaller-capitalization and growth-oriented companies for some time, we gravitated back to a more neutral posture during the reporting period. As a result, iShares Russell 2000 Index ETF and MainStay Cornerstone Growth Fund experienced some of the largest overall-position reductions.

Also noteworthy was a shift out of Vanguard FTSE Emerging Markets ETF into more finely targeted holdings including iShares MSCI All Country Asia ex-Japan ETF, SPDR S&P Emerging Markets Small Cap ETF and Guggenheim China Small Cap ETF. The impact on return was small as all of these Underlying Funds experienced performance that was in a relatively narrow range.

In the fixed-income portion of the Fund, average credit quality was upgraded as we exited positions in MainStay High Yield Municipal Bond Fund and MainStay Floating Rate Fund in favor of MainStay Indexed Bond Fund and MainStay Total Return Bond Fund. We believe that return opportunities in speculative-grade bonds have diminished in recent years, although the risks remain significant. Since we view this tradeoff as increasingly unattractive, we have moved to neutralize exposure to credit.

We shortened the Fund’s duration somewhat by rolling out of iShares TIPS Bond ETF and into Vanguard Short-Term Inflation- Protected Securities ETF in anticipation of rising interest rates.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Among the Underlying Funds held by the Fund for the entire reporting period, the highest total returns came from MainStay Common Stock Fund and MainStay S&P 500 Index Fund. At the other end of the spectrum, MainStay Epoch International Small Cap Fund, MainStay International Equity Fund and MainStay ICAP International Fund all posted negative returns.

Which Underlying Equity Funds were the strongest contributors to the Fund’s performance and which Underlying Equity Funds were particularly weak?

Large positions in MainStay S&P 500 Index Fund and MainStay Large Cap Growth Fund made the most significant positive contributions to the Fund’s performance. MainStay Epoch International Small Cap Fund was the largest detractor from performance. While there were few other Underlying Equity Funds that experienced negative returns over the entire reporting period, there were several emerging-market Underlying Funds that detracted slightly from returns during the time they were owned by the Fund. Included on the list were Vanguard FTSE Emerging Markets ETF and Market Vectors Africa Index ETF.

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

Upward pressure on yields and downward pressure on credit spreads5 came from persistent domestic economic growth, strong corporate earnings and the steady decline in the unemployment rate. Even so, other factors appear to have been more powerful during the reporting period. With Europe flirting with recession, growth rates in China ebbing, Japan mired in the effects of a tax hike, Russia struggling with sanctions and Brazil moving backward, growth estimates for global gross domestic product were very soft during the reporting period. Support for sovereign bond pricing has also been soft—not just in the United States but also in many developed nations. Deflationary concerns in many countries, a strong dollar and falling energy prices have also pushed yields downward.

Which fixed-income market segments were strong performers and which segments were particularly weak?

Broadly speaking, lower-quality and longer-duration bonds fared best. Bouncing back from a sell-off in the summer of 2013, municipal bonds also performed quite well. Local-currency denominated debt outside the United States did not do well

25
5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate bonds (or a specific category of corporate bonds) and comparable U.S. Treasury issues.

when returns were translated back to U.S. dollars. Also, investors in cash instruments have earned a near-zero return in nominal terms and have lost money after adjusting for inflation.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance and which Underlying Fixed-Income Funds were particularly weak?

Large positions in MainStay Total Return Bond Fund and MainStay Indexed Bond Fund were the most significant contributors to performance in the fixed-income portion of the Fund. No Underlying Bond Funds in which the Fund invested generated negative performance for the reporting period. Holdings of MainStay Money Market Fund, however, added basically nothing, and the contribution to performance from MainStay Floating Rate Fund was also very small.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

26	MainStay Retirement 2020 Fund

Portfolio of Investments October 31, 2014

	Shares	Value
Affiliated Investment Companies 89.0%†
Equity Funds 56.8%
MainStay Common Stock Fund Class I (a)	731,872	$14,234,915
MainStay Epoch International Small Cap Fund Class I	187,697	3,943,518
MainStay Epoch U.S. All Cap Fund Class I	436,166	13,355,395
MainStay ICAP Equity Fund Class I	204,682	11,196,095
MainStay ICAP International Fund Class I	317,906	11,059,941
MainStay International Equity Fund Class I	435,075	5,738,641
MainStay Large Cap Growth Fund Class I	1,243,939	14,081,392
MainStay MAP Fund Class I	308,351	14,745,334
MainStay S&P 500 Index Fund Class I	270,945	12,829,267

Total Equity Funds (Cost $81,396,177)		101,184,498

Fixed Income Funds 32.2%
MainStay Indexed Bond Fund Class I	1,184,101	13,179,047
MainStay Short Duration High Yield Fund Class I	615,595	6,168,262
MainStay Total Return Bond Fund Class I	3,521,218	38,134,791

Total Fixed Income Funds (Cost $57,069,064)		57,482,100

Total Affiliated Investment Companies (Cost $138,465,241)		158,666,598

Unaffiliated Investment Companies 7.6%
Equity Funds 5.0%
Guggenheim China Small Cap ETF	39,992	1,078,184
iShares MSCI All Country Asia ex-Japan ETF	37,121	2,334,540
iShares MSCI Frontier 100 ETF	8,909	323,575
iShares MSCI Philippines ETF	8,970	343,372
iShares MSCI Poland Capped ETF	4,067	111,720
iShares Russell 2000 Index ETF	27,413	3,195,259
Market Vectors Africa Index ETF	11,074	327,237
SPDR S&P Emerging Markets Small Cap ETF	25,233	1,192,260

Total Equity Funds (Cost $7,949,055)		8,906,147

Fixed Income Funds 2.6%
Market Vectors Emerging Markets Local Currency Bond ETF	5,175	118,559
Vanguard Short-Term Inflation-Protected Securities ETF	93,566	4,623,096

Total Fixed Income Funds (Cost $4,800,264)		4,741,655

Total Unaffiliated Investment Companies (Cost $12,749,319)		13,647,802

	Principal Amount	Value
Short-Term Investment 2.1%
Repurchase Agreement 2.1%
State Street Bank and Trust Co. 0.00%, dated 10/31/14 due 11/3/14 Proceeds at Maturity $3,693,139 (Collateralized by Federal National Mortgage Association security with a rate of 2.14% and a maturity date of 11/7/22, with a Principal Amount of $3,920,000 and a Market Value of $3,767,653)	$3,693,139	$3,693,139

Total Short-Term Investment (Cost $3,693,139)		3,693,139

Total Investments (Cost $154,907,699) (b)	98.7%	176,007,539
Other Assets, Less Liabilities	1.3	2,234,972
Net Assets	100.0%	$178,242,511

†	Percentages indicated are based on Fund net assets.

(a)	The Fund’s ownership exceeded 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	As of October 31, 2014, cost was $155,968,235 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$20,190,770
Gross unrealized depreciation	(151,466)

Net unrealized appreciation	$20,039,304

The following abbreviations are used in the above portfolio:

ETF—Exchange-Traded Fund

SPDR—Standard & Poor’s Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Portfolio of Investments October 31, 2014 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2014, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$101,184,498	$—	$—	$101,184,498
Fixed Income Funds	57,482,100	—	—	57,482,100

Total Affiliated Investment Companies	158,666,598	—	—	158,666,598

Unaffiliated Investment Companies
Equity Funds	8,906,147	—	—	8,906,147
Fixed Income Funds	4,741,655	—	—	4,741,655

Total Unaffiliated Investment Companies	13,647,802	—	—	13,647,802

Short-Term Investment
Repurchase Agreement	—	3,693,139	—	3,693,139

Total Investments in Securities	$172,314,400	$3,693,139	$—	$176,007,539

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2014, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2014, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

28	MainStay Retirement 2020 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2014

Assets
Investments in affiliated investment companies, at value (identified cost $138,465,241)	$158,666,598
Investments in unaffiliated investment companies, at value (identified cost $12,749,319)	13,647,802
Repurchase agreement, at value (identified cost $3,693,139 )	3,693,139
Cash	2,087,449
Receivables:
Fund shares sold	180,352
Other assets	31,465

Total assets	178,306,805

Liabilities
Payables:
Transfer agent (See Note 3)	23,603
Fund shares redeemed	17,145
NYLIFE Distributors (See Note 3)	6,897
Shareholder communication	6,384
Professional fees	4,410
Custodian	768
Trustees	360
Manager (See Note 3)	307
Accrued expenses	4,420

Total liabilities	64,294

Net assets	$178,242,511

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$16,129
Additional paid-in capital	153,245,036

153,261,165
Undistributed net investment income	1,310,222
Accumulated net realized gain (loss) on investments	2,571,284
Net unrealized appreciation (depreciation) on investments	21,099,840

Net assets	$178,242,511

Class A
Net assets applicable to outstanding shares	$21,396,751

Shares of beneficial interest outstanding	1,947,124

Net asset value per share outstanding	$10.99
Maximum sales charge (5.50% of offering price)	0.64

Maximum offering price per share outstanding	$11.63

Investor Class
Net assets applicable to outstanding shares	$6,839,994

Shares of beneficial interest outstanding	621,693

Net asset value per share outstanding	$11.00
Maximum sales charge (5.50% of offering price)	0.64

Maximum offering price per share outstanding	$11.64

Class I
Net assets applicable to outstanding shares	$114,587,411

Shares of beneficial interest outstanding	10,356,286

Net asset value and offering price per share outstanding	$11.06

Class R1
Net assets applicable to outstanding shares	$30,258,147

Shares of beneficial interest outstanding	2,734,098

Net asset value and offering price per share outstanding	$11.07

Class R2
Net assets applicable to outstanding shares	$5,082,218

Shares of beneficial interest outstanding	462,403

Net asset value and offering price per share outstanding	$10.99

Class R3
Net assets applicable to outstanding shares	$77,990

Shares of beneficial interest outstanding	7,041

Net asset value and offering price per share outstanding	$11.08

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Statement of Operations for the year ended October 31, 2014

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$2,305,804
Dividend distributions from unaffiliated investment companies	156,313

Total income	2,462,117

Expenses
Manager (See Note 3)	142,572
Distribution/Service—Class A (See Note 3)	108,454
Distribution/Service—Investor Class (See Note 3)	15,852
Distribution/Service—Class R2 (See Note 3)	11,831
Distribution/Service—Class R3 (See Note 3)	480
Transfer agent (See Note 3)	125,396
Registration	67,907
Professional fees	28,591
Shareholder service (See Note 3)	10,021
Custodian	9,460
Trustees	2,549
Shareholder communication	1,527
Miscellaneous	9,336

Total expenses before waiver/reimbursement	533,976
Expense waiver/reimbursement from Manager (See Note 3)	(202,783)

Net expenses	331,193

Net investment income (loss)	2,130,924

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	2,053,707
Unaffiliated investment company transactions	634,332
Realized capital gain distributions from affiliated investment companies	1,327,039

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	4,015,078

Net change in unrealized appreciation (depreciation) on investments	4,202,288

Net realized and unrealized gain (loss) on investments	8,217,366

Net increase (decrease) in net assets resulting from operations	$10,348,290

30	MainStay Retirement 2020 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2014 and October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,130,924	$1,860,282
Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	4,015,078	3,846,302
Net change in unrealized appreciation (depreciation) on investments	4,202,288	9,242,970

Net increase (decrease) in net assets resulting from operations	10,348,290	14,949,554

Dividends and distributions to shareholders:
From net investment income:
Class A	(704,934)	(304,833)
Investor Class	(86,790)	(93,935)
Class I	(1,241,493)	(1,131,918)
Class R2	(61,999)	(576,562)
Class R3	(48)	(42,842)

	(2,095,264)	(2,150,090)

From net realized gain on investments:
Class A	(1,390,336)	(287,860)
Investor Class	(179,758)	(91,140)
Class I	(2,122,567)	(954,459)
Class R2	(128,362)	(567,796)
Class R3	(3,844)	(47,223)

	(3,824,867)	(1,948,478)

Total dividends and distributions to shareholders	(5,920,131)	(4,098,568)

Capital share transactions:
Net proceeds from sale of shares	92,342,011	66,135,754
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	5,919,817	4,093,039
Cost of shares redeemed	(47,153,317)	(54,125,938)

Increase (decrease) in net assets derived from capital share transactions	51,108,511	16,102,855

Net increase (decrease) in net assets	55,536,670	26,953,841

Net Assets
Beginning of year	122,705,841	95,752,000

End of year	$178,242,511	$122,705,841

Undistributed net investment income at end of year	$1,310,222	$1,044,670

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2014	2013	2012	2011	2010
Net asset value at beginning of year	$10.70	$9.65	$9.47	$9.53	$8.54

Net investment income (loss) (a)	0.15	0.16	0.17	0.18	0.15
Net realized and unrealized gain (loss) on investments	0.64	1.34	0.71	0.11	0.99

Total from investment operations	0.79	1.50	0.88	0.29	1.14

Less dividends and distributions:
From net investment income	(0.17)	(0.23)	(0.17)	(0.20)	(0.15)
From net realized gain on investments	(0.33)	(0.22)	(0.53)	(0.15)	—

Total dividends and distributions	(0.50)	(0.45)	(0.70)	(0.35)	(0.15)

Net asset value at end of year	$10.99	$10.70	$9.65	$9.47	$9.53

Total investment return (b)	7.59%	16.17%	10.11%	3.01%	13.55%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.40%	1.56%	1.82%	1.87%	1.67%
Net expenses (c)	0.37%	0.37%	0.37%	0.37%	0.37%
Expenses (before waiver/reimbursement) (c)	0.52%	0.60%	0.60%	0.67%	0.86%
Portfolio turnover rate	64%	71%	95%	97%	73%
Net assets at end of year (in 000’s)	$21,397	$45,057	$12,441	$14,032	$13,421

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Investor Class	2014	2013	2012	2011	2010
Net asset value at beginning of year	$10.71	$9.67	$9.48	$9.54	$8.56

Net investment income (loss) (a)	0.14	0.16	0.15	0.16	0.12
Net realized and unrealized gain (loss) on investments	0.64	1.33	0.73	0.12	1.01

Total from investment operations	0.78	1.49	0.88	0.28	1.13

Less dividends and distributions:
From net investment income	(0.16)	(0.23)	(0.16)	(0.19)	(0.15)
From net realized gain on investments	(0.33)	(0.22)	(0.53)	(0.15)	—

Total dividends and distributions	(0.49)	(0.45)	(0.69)	(0.34)	(0.15)

Net asset value at end of year	$11.00	$10.71	$9.67	$9.48	$9.54

Total investment return (b)	7.51%	15.96%	10.08%	2.92%	13.33%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.27%	1.63%	1.62%	1.71%	1.48%
Net expenses (c)	0.47%	0.47%	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (c)	0.69%	0.80%	0.81%	0.88%	1.16%
Portfolio turnover rate	64%	71%	95%	97%	73%
Net assets at end of year (in 000’s)	$6,840	$5,637	$3,803	$2,960	$1,926

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

32	MainStay Retirement 2020 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2014	2013	2012	2011	2010
Net asset value at beginning of year	$10.76	$9.72	$9.52	$9.57	$8.58

Net investment income (loss) (a)	0.17	0.20	0.19	0.20	0.17
Net realized and unrealized gain (loss) on investments	0.65	1.32	0.73	0.12	0.99

Total from investment operations	0.82	1.52	0.92	0.32	1.16

Less dividends and distributions:
From net investment income	(0.19)	(0.26)	(0.19)	(0.22)	(0.17)
From net realized gain on investments	(0.33)	(0.22)	(0.53)	(0.15)	—

Total dividends and distributions	(0.52)	(0.48)	(0.72)	(0.37)	(0.17)

Net asset value at end of year	$11.06	$10.76	$9.72	$9.52	$9.57

Total investment return (b)	7.90%	16.28%	10.47%	3.34%	13.69%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.58%	1.96%	2.05%	2.03%	1.95%
Net expenses (c)	0.12%	0.12%	0.12%	0.12%	0.12%
Expenses (before waiver/reimbursement) (c)	0.26%	0.35%	0.35%	0.42%	0.61%
Portfolio turnover rate	64%	71%	95%	97%	73%
Net assets at end of year (in 000’s)	$114,587	$67,981	$52,164	$63,848	$47,125

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Class R1	August 21, 2014** through October 31, 2014
Net asset value at beginning of period	$11.06

Net investment income (loss) (a)	0.03
Net realized and unrealized gain (loss) on investments	(0.02)

Total from investment operations	0.01

Net asset value at end of period	$11.07

Total investment return (b)	0.09	%(c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.38	%††
Net expenses (e)	0.22	%††
Expenses (before reimbursement/waiver) (e)	0.35	%††
Portfolio turnover rate	64%
Net assets at end of period (in 000’s)	$30,258

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R2	2014	2013	2012	2011	2010
Net asset value at beginning of year	$10.70	$9.66	$9.47	$9.52	$8.54

Net investment income (loss) (a)	0.14	0.20	0.15	0.15	0.14
Net realized and unrealized gain (loss) on investments	0.64	1.28	0.73	0.13	0.98

Total from investment operations	0.78	1.48	0.88	0.28	1.12

Less dividends and distributions:
From net investment income	(0.16)	(0.22)	(0.16)	(0.18)	(0.14)
From net realized gain on investments	(0.33)	(0.22)	(0.53)	(0.15)	—

Total dividends and distributions	(0.49)	(0.44)	(0.69)	(0.33)	(0.14)

Net asset value at end of year	$10.99	$10.70	$9.66	$9.47	$9.52

Total investment return (b)	7.51%	15.93%	9.98%	3.08%	13.29%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.26%	2.01%	1.62%	1.61%	1.54%
Net expenses (c)	0.47%	0.47%	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (c)	0.61%	0.70%	0.70%	0.77%	0.96%
Portfolio turnover rate	64%	71%	95%	97%	73%
Net assets at end of year (in 000’s)	$5,082	$3,908	$25,259	$21,392	$1,718

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Class R3	2014	2013	2012	2011	2010
Net asset value at beginning of year	$10.66	$9.62	$9.45	$9.51	$8.54

Net investment income (loss) (a)	0.12	0.18	0.13	0.15	0.11
Net realized and unrealized gain (loss) on investments	0.63	1.28	0.72	0.11	0.99

Total from investment operations	0.75	1.46	0.85	0.26	1.10

Less dividends and distributions:
From net investment income	(0.00)‡	(0.20)	(0.15)	(0.17)	(0.13)
From net realized gain on investments	(0.33)	(0.22)	(0.53)	(0.15)	—

Total dividends and distributions	(0.33)	(0.42)	(0.68)	(0.32)	(0.13)

Net asset value at end of year	$11.08	$10.66	$9.62	$9.45	$9.51

Total investment return (b)	7.22%	15.71%	9.71%	2.71%	13.02%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.13%	1.82%	1.41%	1.52%	1.33%
Net expenses (c)	0.72%	0.72%	0.72%	0.72%	0.72%
Expenses (before waiver/reimbursement) (c)	0.86%	0.96%	0.95%	1.02%	1.21%
Portfolio turnover rate	64%	71%	95%	97%	73%
Net assets at end of year (in 000’s)	$78	$122	$2,085	$2,060	$1,915

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

34	MainStay Retirement 2020 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Retirement 2030 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from Class to Class based on differences in Class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2014

Class	Sales Charge		One Year	Five Years	Since Inception (6/29/07)	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2.50 8.47%	9.95 11.21%	3.87 4.68%	1.32 1.32%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2.34 8.29	9.82 11.07	3.77 4.57	1.54 1.54
Class I Shares	No Sales Charge		8.66	11.48	4.93	1.07
Class R1 Shares[4]	No Sales Charge		8.48	11.36	4.82	1.17
Class R2 Shares[5]	No Sales Charge		8.27	11.07	4.55	1.42
Class R3 Shares[6]	No Sales Charge		8.04	10.80	4.31	1.67

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Class R1 shares were first offered to public on June 29, 2007, although this class of shares did not commence investment operations until August 21, 2014. Performance figures for Class R1 shares include the historical performance of Class I shares through August 20, 2014, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R1 shares would likely have been different.
5.	Class R2 shares were first offered on June 29, 2007, although this class did not commence investment operations until January 8, 2009. Performance figures for Class R2 shares include the historical performance of Class A shares through January 7, 2009, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R2 shares would likely have been different.
6.	Class R3 shares were first offered on June 29, 2007, although this class did not commence investment operations until May 1, 2008. Performance figures for Class R3 shares include the historical performance of Class A shares through April 30, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

35

Benchmark Performance	One Year	Five Years	Since Inception
S&P 500® Index[7]	17.27%	16.69%	6.38%
MSCI EAFE® Index[8]	–0.60	6.52	–0.10
Barclays U.S. Aggregate Bond Index[9]	4.14	4.22	5.26
Retirement 2030 Composite Index[10]	10.69	12.02	4.84
Average Lipper Mixed-Asset Target 2030 Fund[11]	7.71	10.48	3.50

7.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500 Index is the Fund’s broad-based securities market index. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

8.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

9.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Fund has selected the
Barclays U.S. Aggregate Bond Index as an additional benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
10.

The Retirement 2030 Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted according to the Fund’s current allocation, changing annually through the target retirement date. The Fund has selected the Retirement 2030 Composite Index as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

11.	The average Lipper mixed-asset target 2030 fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2026, to December 31, 2030. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

36	MainStay Retirement 2030 Fund

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2030 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2014, to October 31, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2014, to October 31, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/14	Ending Account Value (Based on Actual Returns and Expenses) 10/31/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/14	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,039.60	$1.90	$1,023.30	$1.89

Investor Class Shares	$1,000.00	$1,038.60	$2.42	$1,022.80	$2.40

Class I Shares	$1,000.00	$1,041.20	$0.67	$1,024.60	$0.66

Class R1 Shares[2,3]	$1,000.00	$1,000.00	$0.43	$1,009.30	$0.43

Class R2 Shares	$1,000.00	$1,038.70	$2.47	$1,022.80	$2.45

Class R3 Shares	$1,000.00	$1,037.30	$3.70	$1,021.60	$3.67

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.37% for Class A, 0.47% for Investor Class, 0.13% for Class I, 0.22% for Class R1, 0.48% for Class R2 and 0.72% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 184 days for Class A, Investor Class, Class I, Class R2 and Class R3 (to reflect the six-month period) and 71 days for Class R1 (to reflect the since-commencement period). The table above represents actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses paid during the period reflect ongoing costs for the period from commencement through October 31, 2014. Had these shares been offered for the full six-month period ended October 31, 2014, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $1.12 for Class R1 and the ending account value would have been $1,024.10 for Class R1.
3.	Class R1 shares commenced operations on August 21, 2014.

37

Investment Objectives of Underlying Funds as of October 31, 2014 (Unaudited)

See Portfolio of Investments beginning on page 42 for specific holdings within these categories.

38	MainStay Retirement 2030 Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney and Poul Kristensen, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Retirement 2030 Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2014?

Excluding all sales charges, MainStay Retirement 2030 Fund returned 8.47% for Class A shares and 8.29% for Investor Class shares for the 12 months ended October 31, 2014. Over the same period, Class I shares returned 8.66%, Class R1 shares returned 8.48%, Class R2 shares returned 8.27% and Class R3 shares returned 8.04%. For the 12 months ended October 31, 2014, all share classes underperformed the 17.27% return of the S&P 500® Index,2 which is the Fund’s primary broad-based securities-market index. Over the same period, all share classes outperformed the –0.60% return of the MSCI EAFE® Index,2 which is the secondary benchmark of the Fund. For the 12 months ended October 31, 2014, all share classes outperformed the 4.14% return of the Barclays U.S. Aggregate Bond Index,2 but underperformed the 10.69% return of the Retirement 2030 Composite Index.2 The Barclays U.S. Aggregate Bond Index and the Retirement 2030 Composite Index are additional benchmarks of the Fund. All share classes outperformed the 7.71% return of the average Lipper3 mixed-asset target 2030 fund for the 12 months ended October 31, 2014. See page 35 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund invests primarily in mutual funds managed by New York Life Investments, mutual funds managed by an advisor not affiliated with New York Life Investments or exchange traded funds (“ETFs”), if a New York Life Investments managed mutual fund in a particular asset class is not available (collectively, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s substantial allocation to Underlying Funds that invest in international stocks and fixed-income securities—accounted for many of the challenges the Fund experienced in terms of relative performance. Bonds and international stocks generally underperformed domestic equities during the reporting period.

The Retirement 2030 Composite Index reflects a broader mix of asset classes. The most significant detractor relative to this Index was the performance of the Underlying Funds, which has been somewhat weak on average during the reporting period.

Among the Underlying Funds that weighed on results were MainStay ICAP Equity Fund and MainStay MAP Fund.

The Fund’s asset-allocation policy management had a positive but quite modest impact on relative performance. We maintained a bias in favor of stocks over bonds throughout the reporting period, but the degree of bias varied. We enlarged equity positions in periods of market turmoil to exploit better pricing. Often, we scaled back these positions during periods of market complacency. While this policy was consistently successful, the net impact on performance was small because position sizes varied only slightly. The more structural and persistent bias toward stocks over bonds also contributed to relative performance. (Contributions take weightings and total returns into account.) Since international stocks were included in this bias, however, the impact was smaller than it might have been had equity investments been limited to U.S. stocks.

Positioning within the fixed-income portion of the Fund was mildly detrimental. For some time, the Fund has been positioned for a rise in yields on longer-term bonds; but during the reporting period, the opposite occurred. Fortunately, the impact of the yield shift was mostly insignificant.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.4 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Funds. Generally speaking, we seek to invest in Underlying Funds that we believe occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

During the reporting period, we had a persistent preference for stocks over bonds, but the exact blend varied in response to the changing environment. The inclusion of international equities in this bias diminished the positive effect that stocks had on the Fund’s return. Within U.S. equities, the reporting period began with a tilt toward small-cap companies and growth-oriented stocks, but these aspects of the bias were unwound during the spring. While the bias was initially profitable, the gains had largely been eliminated by the time the bias was fully removed. As a result, the strategy had little net impact on performance.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 36 for more information on this index.
3.	See footnote on page 36 for more information on Lipper Inc.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

39

Holdings of emerging-market equities were also adjusted throughout the year, but with little net impact. Overall, an increased allocation to emerging-market equities was a slight drag on performance during the reporting period.

In the fixed-income portion of the Fund, we maintained a shorter duration than the Barclays U.S. Aggregate Bond Index, as we have for a couple of years. This reflects our expectation that healthy levels of economic growth will render further monetary intervention inappropriate and will ultimately lead to upward pressure on wages and consumer pricing. This view was mostly misplaced during the reporting period, as interest rates fell and investors focused more on the risks of deflation than those of inflation. The impact on the Fund, however, was quite small. The losses were smaller still after adjusting for the effects associated with credit quality. A tilt toward speculative-quality instruments has been in place for a couple of years, but we’ve been gradually moving back toward the benchmark exposure. By the end of the reporting period, the Fund was effectively neutral with respect to credit. The contribution of speculative-quality instruments during the reporting period was quite small.

How did the Fund’s allocations change over the course of the reporting period?

After leaning toward smaller-capitalization and growth-oriented companies for some time, we gravitated back to a more neutral posture during the reporting period. As a result, iShares Russell 2000 Index ETF and MainStay Cornerstone Growth Fund experienced some of the largest overall-position reductions.

Also noteworthy was a shift out of Vanguard FTSE Emerging Markets ETF into more finely targeted holdings including iShares MSCI All Country Asia ex-Japan ETF, SPDR S&P Emerging Markets Small Cap ETF and Guggenheim China Small Cap ETF. The impact on return was small as all of these Underlying Funds experienced performance that was in a relatively narrow range.

In the fixed-income portion of the Fund, average credit quality was upgraded as we reduced or exited positions in MainStay High Yield Municipal Bond Fund and MainStay Floating Rate Fund in favor of MainStay Total Return Bond Fund. We believe that return opportunities in speculative-grade bonds have diminished in recent years, although the risks remain significant. Since we view this tradeoff as increasingly unattractive, we have moved to neutralize exposure to credit.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Among the Underlying Funds held by the Fund for the entire reporting period, the highest total returns came from MainStay

Common Stock Fund and MainStay S&P 500 Index Fund. At the other end of the spectrum, MainStay Epoch International Small Cap Fund, MainStay International Equity Fund and MainStay ICAP International Fund all posted negative returns.

Which Underlying Equity Funds were the strongest contributors to the Fund’s performance and which Underlying Equity Funds were particularly weak?

Large positions in MainStay S&P 500 Index Fund and MainStay Large Cap Growth Fund made the most significant positive contributions to the Fund’s performance. MainStay Epoch International Small Cap Fund was the largest detractor from performance. While there were few other Underlying Equity Funds that experienced negative returns over the entire reporting period, there were several emerging-market Underlying Funds that detracted slightly from returns during the time they were owned by the Fund. Included on the list were Vanguard FTSE Emerging Markets ETF and Market Vectors Africa Index ETF.

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

Upward pressure on yields and downward pressure on credit spreads5 came from persistent domestic economic growth, strong corporate earnings and the steady decline in the unemployment rate. Even so, other factors appear to have been more powerful during the reporting period. With Europe flirting with recession, growth rates in China ebbing, Japan mired in the effects of a tax hike, Russia struggling with sanctions and Brazil moving backward, growth estimates for global gross domestic product were very soft during the reporting period. Support for sovereign bond pricing has also been soft—not just in the United States but also in many developed nations. Deflationary concerns in many countries, a strong dollar and falling energy prices have also pushed yields downward.

Which fixed-income market segments were strong performers and which segments were particularly weak?

Broadly speaking, lower-quality and longer-duration bonds fared best. Bouncing back from a sell-off in the summer of 2013, municipal bonds also performed quite well. Local-currency denominated debt outside the United States did not do well when returns were translated back to U.S. dollars. Also, investors in cash instruments have earned a near-zero return in nominal terms and have lost money after adjusting for inflation.

5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate bonds (or a specific category of corporate bonds) and comparable U.S. Treasury issues.

40	MainStay Retirement 2030 Fund

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance and which Underlying Fixed-Income Funds were particularly weak?

A position in MainStay Total Return Bond Fund was the most significant contributor to performance in the fixed-income portion of the Fund, followed by a much smaller position in

MainStay Short Duration High Yield Fund. No Underlying Bond Funds in which the Fund invested generated negative performance for the reporting period. Holdings of MainStay Money Market Fund, however, added basically nothing, and the contribution to performance from MainStay High Yield Corporate Bond Fund was also very small.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

41

Portfolio of Investments October 31, 2014

	Shares	Value
Affiliated Investment Companies 88.5%†
Equity Funds 71.0%
MainStay Common Stock Fund Class I (a)	1,171,056	$22,777,034
MainStay Epoch International Small Cap Fund Class I (a)	311,884	6,552,674
MainStay Epoch U.S. All Cap Fund Class I	694,522	21,266,257
MainStay ICAP Equity Fund Class I	329,321	18,013,844
MainStay ICAP International Fund Class I	545,823	18,989,184
MainStay International Equity Fund Class I	739,707	9,756,736
MainStay Large Cap Growth Fund Class I	1,976,989	22,379,516
MainStay MAP Fund Class I	489,636	23,414,411
MainStay S&P 500 Index Fund Class I	424,570	20,103,398

Total Equity Funds (Cost $132,335,279)		163,253,054

Fixed Income Funds 17.5%
MainStay Floating Rate Fund Class I	1,445	13,636
MainStay Short Duration High Yield Fund Class I	683,152	6,845,181
MainStay Total Return Bond Fund Class I	3,080,581	33,362,694

Total Fixed Income Funds (Cost $40,064,551)		40,221,511

Total Affiliated Investment Companies (Cost $172,399,830)		203,474,565

Unaffiliated Investment Companies 8.1%
Equity Funds 7.6%
Guggenheim China Small Cap ETF	62,650	1,689,044
iShares MSCI All Country Asia ex-Japan ETF	57,222	3,598,691
iShares MSCI Frontier 100 ETF	13,762	499,836
iShares MSCI Philippines ETF	13,835	529,604
iShares MSCI Poland Capped ETF	6,338	174,105
iShares Russell 2000 Index ETF	74,295	8,659,825
Market Vectors Africa Index ETF	17,687	522,651
SPDR S&P Emerging Markets Small Cap ETF	40,271	1,902,805

Total Equity Funds (Cost $14,983,466)		17,576,561

Fixed Income Fund 0.5%
Market Vectors Emerging Markets Local Currency Bond ETF	45,401	1,040,137

Total Fixed Income Fund (Cost $1,080,673)		1,040,137

Total Unaffiliated Investment Companies (Cost $16,064,139)		18,616,698

	Principal Amount	Value
Short-Term Investment 2.3%
Repurchase Agreement 2.3%
State Street Bank and Trust Co. 0.00%, dated 10/31/14 due 11/3/14 Proceeds at Maturity $5,231,609 (Collateralized by a Federal National Mortgage Association security with a rate of 2.14% and a maturity date of 11/7/22, with a Principal Amount of $5,555,000 and a Market Value of $5,338,983)	$5,231,609	$5,231,609

Total Short-Term Investment (Cost $5,231,609)		5,231,609

Total Investments (Cost $193,695,578) (b)	98.9%	227,322,872
Other Assets, Less Liabilities	1.1	2,466,319
Net Assets	100.0%	$229,789,191

†	Percentages indicated are based on Fund net assets.

(a)	As of October 31, 2014, the Fund’s ownership exceeded 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	As of October 31, 2014, cost was $195,391,637 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$32,106,111
Gross unrealized depreciation	(174,876)

Net unrealized appreciation	$31,931,235

The following abbreviations are used in the above portfolio:

ETF—Exchange-Traded Fund

SPDR—Standard & Poor’s Depositary Receipt

42	MainStay Retirement 2030 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2014, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$163,253,054	$—	$—	$163,253,054
Fixed Income Funds	40,221,511	—	—	40,221,511

Total Affiliated Investment Companies	203,474,565	—	—	203,474,565

Unaffiliated Investment Companies
Equity Funds	17,576,561	—	—	17,576,561
Fixed Income Fund	1,040,137	—	—	1,040,137

Total Unaffiliated Investment Companies	18,616,698	—	—	18,616,698

Short-Term Investment
Repurchase Agreement	—	5,231,609	—	5,231,609

Total Investments in Securities	$222,091,263	$5,231,609	$—	$227,322,872

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2014, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2014, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	43

Statement of Assets and Liabilities as of October 31, 2014

Assets
Investments in affiliated investment companies, at value (identified cost $172,399,830)	$203,474,565
Investments in unaffiliated investment companies, at value (identified cost $16,064,139)	18,616,698
Repurchase agreement, at value (identified cost $5,231,609)	5,231,609
Cash	2,291,961
Receivables:
Fund shares sold	423,559
Manager (See Note 3)	2,870
Other assets	31,351

Total assets	230,072,613

Liabilities
Payables:
Fund shares redeemed	221,263
Transfer agent (See Note 3)	35,752
NYLIFE Distributors (See Note 3)	7,968
Shareholder communication	7,748
Professional fees	4,855
Custodian	760
Trustees	460
Accrued expenses	4,616

Total liabilities	283,422

Net assets	$229,789,191

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$20,685
Additional paid-in capital	192,483,208

192,503,893
Undistributed net investment income	995,361
Accumulated net realized gain (loss) on investments	2,662,643
Net unrealized appreciation (depreciation) on investments	33,627,294

Net assets	$229,789,191

Class A
Net assets applicable to outstanding shares	$21,484,159

Shares of beneficial interest outstanding	1,948,288

Net asset value per share outstanding	$11.03
Maximum sales charge (5.50% of offering price)	0.64

Maximum offering price per share outstanding	$11.67

Investor Class
Net assets applicable to outstanding shares	$9,428,416

Shares of beneficial interest outstanding	854,664

Net asset value per share outstanding	$11.03
Maximum sales charge (5.50% of offering price)	0.64

Maximum offering price per share outstanding	$11.67

Class I
Net assets applicable to outstanding shares	$169,153,247

Shares of beneficial interest outstanding	15,202,907

Net asset value and offering price per share outstanding	$11.13

Class R1
Net assets applicable to outstanding shares	$21,771,497

Shares of beneficial interest outstanding	1,957,598

Net asset value and offering price per share outstanding	$11.12

Class R2
Net assets applicable to outstanding shares	$7,634,498

Shares of beneficial interest outstanding	693,439

Net asset value and offering price per share outstanding	$11.01

Class R3
Net assets applicable to outstanding shares	$317,374

Shares of beneficial interest outstanding	28,516

Net asset value and offering price per share outstanding	$11.13

44	MainStay Retirement 2030 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2014

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$2,195,739
Dividend distributions from unaffiliated investment companies	256,541

Total income	2,452,280

Expenses
Transfer agent (See Note 3)	191,052
Manager (See Note 3)	174,717
Distribution/Service—Class A (See Note 3)	90,024
Distribution/Service—Investor Class (See Note 3)	20,695
Distribution/Service—Class R2 (See Note 3)	17,386
Distribution/Service—Class R3 (See Note 3)	1,044
Registration	67,305
Professional fees	29,620
Shareholder service (See Note 3)	10,875
Custodian	10,282
Trustees	3,161
Shareholder communication	644
Miscellaneous	9,781

Total expenses before waiver/reimbursement	626,586
Expense waiver/reimbursement from Manager (See Note 3)	(259,888)

Net expenses	366,698

Net investment income (loss)	2,085,582

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	2,783,199
Unaffiliated investment company transactions	611,366
Realized capital gain distributions from affiliated investment companies	1,949,766

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	5,344,331

Net change in unrealized appreciation (depreciation) on investments	6,511,113

Net realized and unrealized gain (loss) on investments	11,855,444

Net increase (decrease) in net assets resulting from operations	$13,941,026

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	45

Statements of Changes in Net Assets

for the years ended October 31, 2014 and October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,085,582	$2,056,883
Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	5,344,331	4,608,654
Net change in unrealized appreciation (depreciation) on investments	6,511,113	16,961,719

Net increase (decrease) in net assets resulting from operations	13,941,026	23,627,256

Dividends and distributions to shareholders:
From net investment income:
Class A	(511,716)	(252,300)
Investor Class	(95,701)	(95,143)
Class I	(1,614,174)	(1,595,374)
Class R2	(77,713)	(358,338)
Class R3	—	(114,083)

	(2,299,304)	(2,415,238)

From net realized gain on investments:
Class A	(1,136,623)	(189,164)
Investor Class	(223,029)	(72,927)
Class I	(3,035,025)	(1,048,849)
Class R2	(186,786)	(282,263)
Class R3	(3,992)	(102,563)

	(4,585,455)	(1,695,766)

Total dividends and distributions to shareholders	(6,884,759)	(4,111,004)

Capital share transactions:
Net proceeds from sale of shares	106,604,016	59,233,784
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	6,884,739	4,107,670
Cost of shares redeemed	(37,998,140)	(57,282,889)

Increase (decrease) in net assets derived from capital share transactions	75,490,615	6,058,565

Net increase (decrease) in net assets	82,546,882	25,574,817

Net Assets
Beginning of year	147,242,309	121,667,492

End of year	$229,789,191	$147,242,309

Undistributed net investment income at end of year	$995,361	$871,378

46	MainStay Retirement 2030 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2014	2013	2012	2011	2010
Net asset value at beginning of year	$10.63	$9.11	$9.01	$8.97	$7.95

Net investment income (loss) (a)	0.12	0.12	0.13	0.14	0.10
Net realized and unrealized gain (loss) on investments	0.76	1.73	0.73	0.09	1.04

Total from investment operations	0.88	1.85	0.86	0.23	1.14

Less dividends and distributions:
From net investment income	(0.15)	(0.19)	(0.13)	(0.14)	(0.12)
From net realized gain on investments	(0.33)	(0.14)	(0.63)	(0.05)	—

Total dividends and distributions	(0.48)	(0.33)	(0.76)	(0.19)	(0.12)

Net asset value at end of year	$11.03	$10.63	$9.11	$9.01	$8.97

Total investment return (b)	8.47%	20.96%	10.50%	2.55%	14.40%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.12%	1.26%	1.49%	1.52%	1.25%
Net expenses (c)	0.37%	0.37%	0.37%	0.37%	0.37%
Expenses (before waiver/reimbursement) (c)	0.52%	0.61%	0.61%	0.65%	0.89%
Portfolio turnover rate	68%	72%	101%	104%	60%
Net assets at end of year (in 000’s)	$21,484	$36,051	$11,725	$13,573	$12,733

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Investor Class	2014	2013	2012	2011	2010
Net asset value at beginning of year	$10.64	$9.13	$9.03	$8.99	$7.97

Net investment income (loss) (a)	0.10	0.13	0.11	0.12	0.09
Net realized and unrealized gain (loss) on investments	0.76	1.70	0.74	0.10	1.04

Total from investment operations	0.86	1.83	0.85	0.22	1.13

Less dividends and distributions:
From net investment income	(0.14)	(0.18)	(0.12)	(0.13)	(0.11)
From net realized gain on investments	(0.33)	(0.14)	(0.63)	(0.05)	—

Total dividends and distributions	(0.47)	(0.32)	(0.75)	(0.18)	(0.11)

Net asset value at end of year	$11.03	$10.64	$9.13	$9.03	$8.99

Total investment return (b)	8.29%	20.74%	10.37%	2.46%	14.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.93%	1.35%	1.20%	1.33%	1.05%
Net expenses (c)	0.47%	0.47%	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (c)	0.73%	0.83%	0.90%	0.98%	1.34%
Portfolio turnover rate	68%	72%	101%	104%	60%
Net assets at end of year (in 000’s)	$9,428	$7,020	$4,447	$2,768	$1,785

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	47

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2014	2013	2012	2011	2010
Net asset value at beginning of year	$10.73	$9.19	$9.08	$9.04	$8.00

Net investment income (loss) (a)	0.14	0.17	0.15	0.15	0.13
Net realized and unrealized gain (loss) on investments	0.77	1.73	0.73	0.10	1.04

Total from investment operations	0.91	1.90	0.88	0.25	1.17

Less dividends and distributions:
From net investment income	(0.18)	(0.22)	(0.14)	(0.16)	(0.13)
From net realized gain on investments	(0.33)	(0.14)	(0.63)	(0.05)	—

Total dividends and distributions	(0.51)	(0.36)	(0.77)	(0.21)	(0.13)

Net asset value at end of year	$11.13	$10.73	$9.19	$9.08	$9.04

Total investment return (b)	8.66%	21.34%	10.64%	2.85%	14.77%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.26%	1.73%	1.73%	1.58%	1.52%
Net expenses (c)	0.12%	0.12%	0.12%	0.12%	0.12%
Expenses (before waiver/reimbursement) (c)	0.26%	0.36%	0.36%	0.40%	0.64%
Portfolio turnover rate	68%	72%	101%	104%	60%
Net assets at end of year (in 000’s)	$169,153	$98,357	$80,756	$104,015	$63,817

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Class R1	August 21, 2014** through October 31, 2014
Net asset value at beginning of period	$11.13

Net investment income (loss) (a)	0.02
Net realized and unrealized gain (loss) on investments	(0.03)

Total from investment operations	(0.01)

Net asset value at end of period	$11.12

Total investment return (b)	(0.09	%)(c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss) ††	0.85	% ††
Net expenses (e)	0.22	% ††
Expenses (before reimbursement/waiver) (e)	0.35	% ††
Portfolio turnover rate	68%
Net assets at end of period (in 000’s)	$21,771

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

48	MainStay Retirement 2030 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R2	2014	2013	2012	2011	2010
Net asset value at beginning of year	$10.62	$9.10	$9.00	$8.96	$7.94

Net investment income (loss) (a)	0.10	0.17	0.11	0.11	0.09
Net realized and unrealized gain (loss) on investments	0.76	1.67	0.74	0.11	1.03

Total from investment operations	0.86	1.84	0.85	0.22	1.12

Less dividends and distributions:
From net investment income	(0.14)	(0.18)	(0.12)	(0.13)	(0.10)
From net realized gain on investments	(0.33)	(0.14)	(0.63)	(0.05)	—

Total dividends and distributions	(0.47)	(0.32)	(0.75)	(0.18)	(0.10)

Net asset value at end of year	$11.01	$10.62	$9.10	$9.00	$8.96

Total investment return (b)	8.27%	20.86%	10.36%	2.45%	14.27%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.94%	1.80%	1.27%	1.22%	1.10%
Net expenses (c)	0.47%	0.47%	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (c)	0.61%	0.71%	0.71%	0.75%	0.99%
Portfolio turnover rate	68%	72%	101%	104%	60%
Net assets at end of year (in 000’s)	$7,634	$5,691	$18,161	$15,517	$2,907

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Class R3	2014	2013	2012	2011	2010
Net asset value at beginning of year	$10.62	$9.10	$9.01	$8.97	$7.96

Net investment income (loss) (a)	0.06	0.16	0.09	0.11	0.08
Net realized and unrealized gain (loss) on investments	0.78	1.66	0.73	0.09	1.02

Total from investment operations	0.84	1.82	0.82	0.20	1.10

Less dividends and distributions:
From net investment income	—	(0.16)	(0.10)	(0.11)	(0.09)
From net realized gain on investments	(0.33)	(0.14)	(0.63)	(0.05)	—

Total dividends and distributions	(0.33)	(0.30)	(0.73)	(0.16)	(0.09)

Net asset value at end of year	$11.13	$10.62	$9.10	$9.01	$8.97

Total investment return (b)	8.04%	20.43%	10.15%	2.23%	13.97%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.57%	1.67%	1.05%	1.18%	0.91%
Net expenses (c)	0.72%	0.72%	0.72%	0.72%	0.72%
Expenses (before waiver/reimbursement) (c)	0.86%	0.96%	0.96%	1.00%	1.24%
Portfolio turnover rate	68%	72%	101%	104%	60%
Net assets at end of year (in 000’s)	$317	$123	$6,579	$6,115	$5,946

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	49

MainStay Retirement 2040 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2014

Class	Sales Charge		One Year	Five Years	Since Inception (6/29/07)	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2.80 8.78%	10.60 11.86%	3.79 4.60%	1.42 1.42%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2.81 8.80	10.51 11.76	3.73 4.53	1.64 1.64
Class I Shares	No Sales Charge		9.17	12.17	4.86	1.17
Class R1 Shares[4]	No Sales Charge		9.08	12.06	4.76	1.27
Class R2 Shares[5]	No Sales Charge		8.79	11.78	4.53	1.52
Class R3 Shares[6]	No Sales Charge		8.45	11.48	4.23	1.78

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Class R1 shares were first offered the public on June 29, 2007, although this class of shares did not commence investment operations until August 21, 2014. Performance figures for Class R1 shares include the historical performance of Class I shares through August 20, 2014, adjusted differences in certain expenses and fees. Unadjusted, the performance shown for Class R1 would likely have been different.
5.	Class R2 shares were first offered on June 29, 2007, although this class did not commence investment operations until January 8, 2009. Performance figures for Class R2 shares include the historical performance of Class A shares through January 7, 2009, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R2 shares would likely have been different.
6.	Class R3 shares were first offered on June 29, 2007, although this class did not commence investment operations until May 1, 2008. Performance figures for Class R3 shares include the historical performance of Class A shares through April 30, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

50	MainStay Retirement 2040 Fund

Benchmark Performance	One Year	Five Years	Since Inception
S&P 500® Index[7]	17.27%	16.69%	6.38%
MSCI EAFE® Index[8]	–0.60	6.52	–0.10
Barclays U.S. Aggregate Bond Index[9]	4.14	4.22	5.26
Retirement 2040 Composite Index[10]	11.51	12.92	4.96
Average Lipper Mixed-Asset Target 2040 Fund[11]	8.38	11.37	3.61

7.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500 Index is the Fund’s broad-based securities market index. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

8.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

9.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Fund has selected the Barclays U.S. Aggregate Bond Index as an additional benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
10.

The Retirement 2040 Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted according to the Fund’s current allocation, changing annually through the target retirement date. The Fund has selected the Retirement 2040 Composite Index as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

11.	The average Lipper mixed-asset target 2040 fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2036, to December 31, 2040. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

51

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2040 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2014, to October 31, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2014, to October 31, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/14	Ending Account Value (Based on Actual Returns and Expenses) 10/31/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/14	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,041.70	$1.96	$1,023.30	$1.94

Investor Class Shares	$1,000.00	$1,041.60	$2.42	$1,022.80	$2.40

Class I Shares	$1,000.00	$1,043.20	$0.62	$1,024.60	$0.61

Class R1 Shares[2,3]	$1,000.00	$1,000.00	$0.43	$1,009.30	$0.43

Class R2 Shares	$1,000.00	$1,041.60	$2.47	$1,022.80	$2.45

Class R3 Shares	$1,000.00	$1,040.40	$3.70	$1,021.60	$3.67

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.38% for Class A, 0.47% for Investor Class, 0.12% for Class I, 0.22% for Class R1, 0.48% for class R2 and 0.72% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 184 days for Class A, Investor Class, Class I, Class R2 and Class R3 (to reflect the six- month period) and 71 days for Class R1 (to reflect the since-commencement period). The table above represents actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses paid during the period reflect ongoing costs for the period from commencement through October 31, 2014. Had these shares been offered for the full six-month period ended October 31, 2014, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $1.12 for Class R1 and the ending account value would have been $1,024.10 for Class R1.
3.	Class R1 shares commenced operations on August 21, 2014.

52	MainStay Retirement 2040 Fund

Investment Objectives of Underlying Funds as of October 31, 2014 (Unaudited)

See Portfolio of Investments beginning on page 57 for specific holdings within these categories.

53

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney and Poul Kristensen, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Retirement 2040 Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2014?

Excluding all sales charges, MainStay Retirement 2040 Fund returned 8.78% for Class A shares and 8.80% for Investor Class shares for the 12 months ended October 31, 2014. Over the same period, Class I shares returned 9.17%, Class R1 shares returned 9.08%, Class R2 shares returned 8.79% and Class R3 shares returned 8.45%. For the 12 months ended October 31, 2014, all share classes underperformed the 17.27% return of the S&P 500® Index,2 which is the Fund’s primary broad-based securities-market index. Over the same period, all share classes outperformed the –0.60% return of the MSCI EAFE® Index,2 which is the secondary benchmark of the Fund. For the 12 months ended October 31, 2014, all share classes outperformed the 4.14% return of the Barclays U.S. Aggregate Bond Index2 but underperformed the 11.51% return of the Retirement 2040 Composite Index.2 The Barclays U.S. Aggregate Bond Index and the Retirement 2040 Composite Index are additional benchmarks of the Fund. All share classes outperformed the 8.38% return of the average Lipper3 mixed-asset target 2040 fund for the 12 months ended October 31, 2014. See page 50 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund invests primarily in mutual funds managed by New York Life Investments, mutual funds managed by an advisor not affiliated with New York Life Investments or exchange traded funds (“ETFs”), if a New York Life Investments managed mutual fund in a particular asset class is not available (collectively, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s substantial allocation to Underlying Funds that invest in international stocks and fixed-income securities—accounted for many of the challenges the Fund experienced in terms of relative performance. Bonds and international stocks generally underperformed domestic equities during the reporting period.

The Retirement 2040 Composite Index reflects a broader mix of asset classes. The most significant detractor relative to this Index was the performance of the Underlying Funds, which has been somewhat weak on average during the reporting period.

Among the Underlying Funds that weighed on results were MainStay ICAP Equity Fund and MainStay MAP Fund.

The Fund’s asset-allocation policy management had a positive but quite modest impact on relative performance. We maintained a bias in favor of stocks over bonds throughout the reporting period, but the degree of bias varied. We enlarged equity positions in periods of market turmoil to exploit better pricing. Often, we scaled back these positions during periods of market complacency. While this policy was consistently successful, the net impact on performance was small because position sizes varied only slightly. The more structural and persistent bias toward stocks over bonds also contributed to relative performance. (Contributions take weightings and total returns into account.) Since international stocks were included in this bias, however, the impact was smaller than it might have been had equity investments been limited to U.S. stocks.

Positioning within the fixed-income portion of the Fund was mildly detrimental. For some time, the Fund has been positioned for a rise in yields on longer-term bonds; but during the reporting period, the opposite occurred. Fortunately, the impact of the yield shift was mostly insignificant.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.4 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Funds. Generally speaking, we seek to invest in Underlying Funds that we believe occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

During the reporting period, we had a persistent preference for stocks over bonds, but the exact blend varied in response to the changing environment. The inclusion of international equities in this bias diminished the positive effect that stocks had on the Fund’s return. Within U.S. equities, the reporting period began with a tilt toward small-cap companies and growth-oriented stocks, but these aspects of the bias were unwound during the spring. While the bias was initially profitable, the gains had largely been eliminated by the time the bias was fully removed. As a result, the strategy had little net impact on performance.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 51 for more information on this index.
3.	See footnote on page 51 for more information on Lipper Inc.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

54	MainStay Retirement 2040 Fund

Holdings of emerging-market equities were also adjusted throughout the year, but with little net impact. Overall, an increased allocation to emerging-market equities was a slight drag on performance during the reporting period.

In the fixed-income portion of the Fund, we maintained a shorter duration than the Barclays U.S. Aggregate Bond Index, as we have for a couple of years. This reflects our expectation that healthy levels of economic growth will render further monetary intervention inappropriate and will ultimately lead to upward pressure on wages and consumer pricing. This view was mostly misplaced during the reporting period, as interest rates fell and investors focused more on the risks of deflation than those of inflation. The impact on the Fund, however, was quite small. The losses were smaller still after adjusting for the effects associated with credit quality. A tilt toward speculative-quality instruments has been in place for a couple of years, but we’ve been gradually moving back toward the benchmark exposure. By the end of the reporting period, the Fund was effectively neutral with respect to credit. The contribution of speculative-quality instruments during the reporting period was quite small.

How did the Fund’s allocations change over the course of the reporting period?

After leaning toward smaller-capitalization and growth-oriented companies for some time, we gravitated back to a more neutral posture during the reporting period. As a result, iShares Russell 2000 Index ETF and MainStay Cornerstone Growth Fund experienced some of the largest overall-position reductions.

Also noteworthy was a shift out of Vanguard FTSE Emerging Markets ETF into more finely targeted holdings including iShares MSCI All Country Asia ex-Japan ETF, SPDR S&P Emerging Markets Small Cap ETF and Guggenheim China Small Cap ETF. The impact on return was small as all of these Underlying Funds experienced performance that was in a relatively narrow range.

In the fixed-income portion of the Fund, average credit quality was upgraded as we exited positions in MainStay High Yield Municipal Bond Fund and MainStay Floating Rate Fund in favor of MainStay Total Return Bond Fund. We believe that return opportunities in speculative-grade bonds have diminished in recent years, although the risks remain significant. Since we view this tradeoff as increasingly unattractive, we have moved to neutralize exposure to credit.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Among the Underlying Funds held by the Fund for the entire reporting period, the highest total returns came from MainStay Common Stock Fund and MainStay S&P 500 Index Fund. At the other end of the spectrum, MainStay Epoch International Small Cap Fund, MainStay International Equity Fund and MainStay ICAP International Fund all posted negative returns.

Which Underlying Equity Funds were the strongest contributors to the Fund’s performance and which Underlying Equity Funds were particularly weak?

Large positions in MainStay S&P 500 Index Fund and MainStay Large Cap Growth Fund made the most significant positive contributions to the Fund’s performance. MainStay Epoch International Small Cap Fund was the largest detractor from performance. While there were few other Underlying Equity Funds that experienced negative returns over the entire reporting period, there were several emerging-market Underlying Funds that detracted slightly from returns during the time they were owned by the Fund. Included on the list were Vanguard FTSE Emerging Markets ETF and Market Vectors Africa Index ETF.

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

Upward pressure on yields and downward pressure on credit spreads5 came from persistent domestic economic growth, strong corporate earnings and the steady decline in the unemployment rate. Even so, other factors appear to have been more powerful during the reporting period. With Europe flirting with recession, growth rates in China ebbing, Japan mired in the effects of a tax hike, Russia struggling with sanctions and Brazil moving backward, growth estimates for global gross domestic product were very soft during the reporting period. Support for sovereign bond pricing has also been soft—not just in the United States but also in many developed nations. Deflationary concerns in many countries, a strong dollar and falling energy prices have also pushed yields downward.

5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate bonds (or a specific category of corporate bonds) and comparable U.S. Treasury issues.

55

Which fixed-income market segments were strong performers and which segments were particularly weak?

Broadly speaking, lower-quality and longer-duration bonds fared best. Bouncing back from a sell-off in the summer of 2013, municipal bonds also performed quite well. Local-currency denominated debt outside the United States did not do well when returns were translated back to U.S. dollars. Also, investors in cash instruments have earned a near-zero return in nominal terms and have lost money after adjusting for inflation.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance and which Underlying Fixed-Income Funds were particularly weak?

A position in MainStay Total Return Bond Fund was the most significant contributor to performance in the fixed-income portion of the Fund, followed by a much smaller position in MainStay Short Duration High Yield Fund. No Underlying Bond Funds in which the Fund invested generated negative performance for the reporting period. Holdings of MainStay Money Market Fund, however, added basically nothing, and the contribution to performance from MainStay Floating Rate Fund was also very small.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

56	MainStay Retirement 2040 Fund

Portfolio of Investments October 31, 2014

	Shares	Value

Affiliated Investment Companies 84.8%†
Equity Funds 77.8%
MainStay Common Stock Fund Class I (a)	934,800	$18,181,861
MainStay Epoch International Small Cap Fund Class I (a)	272,159	5,718,070
MainStay Epoch U.S. All Cap Fund Class I	564,442	17,283,210
MainStay ICAP Equity Fund Class I	257,727	14,097,687
MainStay ICAP International Fund Class I	488,766	17,004,167
MainStay International Equity Fund Class I	647,499	8,540,507
MainStay Large Cap Growth Fund Class I	1,652,469	18,705,953
MainStay MAP Fund Class I	387,700	18,539,814
MainStay S&P 500 Index Fund Class I	351,225	16,630,482

Total Equity Funds (Cost $113,225,823)		134,701,751

Fixed Income Funds 7.0%
MainStay Short Duration High Yield Fund Class I	241,549	2,420,317
MainStay Total Return Bond Fund Class I	889,684	9,635,281

Total Fixed Income Funds (Cost $12,017,337)		12,055,598

Total Affiliated Investment Companies (Cost $125,243,160)		146,757,349

Unaffiliated Investment Companies 12.0%
Equity Funds 12.0%
Guggenheim China Small Cap ETF	52,791	1,423,245
iShares MSCI All Country Asia ex-Japan ETF	48,203	3,031,487
iShares MSCI Frontier 100 ETF	11,642	422,838
iShares MSCI Philippines ETF	11,680	447,110
iShares MSCI Poland Capped ETF	5,438	149,382
iShares Russell 2000 Index ETF	112,743	13,141,324
Market Vectors Africa Index ETF	14,331	423,481
SPDR S&P Emerging Markets Small Cap ETF	33,740	1,594,215

Total Equity Funds (Cost $17,289,486)		20,633,082

Fixed Income Fund 0.0%‡
Market Vectors Emerging Markets Local Currency Bond ETF	562	12,875

Total Fixed Income Fund (Cost $12,721)		12,875

Total Unaffiliated Investment Companies (Cost $17,302,207)		20,645,957

	Principal Amount	Value

Short-Term Investment 2.2%
Repurchase Agreement 2.2%
State Street Bank and Trust Co. 0.00%, dated 10/31/14 due 11/3/14 Proceeds at Maturity $3,835,156 (Collateralized by a Federal National Mortgage Association security with a rate of 2.14% and a maturity date of 11/7/22, with a Principal Amount of $4,075,000 and a Market Value of $3,916,535)	$3,835,156	$3,835,156

Total Short-Term Investment (Cost $3,835,156)		3,835,156

Total Investments (Cost $146,380,523) (b)	99.0%	171,238,462
Other Assets, Less Liabilities	1.0	1,767,030
Net Assets	100.0%	$173,005,492

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	As of October 31, 2014, the Fund’s ownership exceeded 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	As of October 31, 2014, cost was $147,647,543 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$23,694,876
Gross unrealized depreciation	(103,957)

Net unrealized appreciation	$23,590,919

The following abbreviations are used in the above portfolio:

ETF—Exchange-Traded Fund

SPDR—Standard & Poor’s Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	57

Portfolio of Investments October 31, 2014 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2014, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$134,701,751	$—	$—	$134,701,751
Fixed Income Funds	12,055,598	—	—	12,055,598

Total Affiliated Investment Companies	146,757,349	—	—	146,757,349

Unaffiliated Investment Companies
Equity Funds	20,633,082	—	—	20,633,082
Fixed Income Fund	12,875	—	—	12,875

Total Unaffiliated Investment Companies	20,645,957	—	—	20,645,957

Short-Term Investment
Repurchase Agreement	—	3,835,156	—	3,835,156

Total Investments in Securities	$167,403,306	$3,835,156	$—	$171,238,462

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2014, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2014, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

58	MainStay Retirement 2040 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2014

Assets
Investments in affiliated investment companies, at value (identified cost $125,243,160)	$146,757,349
Investments in unaffiliated investment companies, at value (identified cost $17,302,207)	20,645,957
Repurchase agreement, at value (identified cost $3,835,156)	3,835,156
Cash	1,742,246
Receivables:
Fund shares sold	130,173
Investment securities sold	99,510
Manager (See Note 3)	14,768
Other assets	31,275

Total assets	173,256,434

Liabilities
Payables:
Fund shares redeemed	191,317
Transfer agent (See Note 3)	38,475
NYLIFE Distributors (See Note 3)	5,942
Shareholder communication	5,250
Professional fees	4,417
Custodian	788
Trustees	346
Accrued expenses	4,407

Total liabilities	250,942

Net assets	$173,005,492

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$15,265
Additional paid-in capital	144,746,681

144,761,946
Undistributed net investment income	321,458
Accumulated net realized gain (loss) on investments	3,064,149
Net unrealized appreciation (depreciation) on investments	24,857,939

Net assets	$173,005,492

Class A
Net assets applicable to outstanding shares	$12,923,825

Shares of beneficial interest outstanding	1,150,658

Net asset value per share outstanding	$11.23
Maximum sales charge (5.50% of offering price)	0.65

Maximum offering price per share outstanding	$11.88

Investor Class
Net assets applicable to outstanding shares	$8,424,290

Shares of beneficial interest outstanding	747,605

Net asset value per share outstanding	$11.27
Maximum sales charge (5.50% of offering price)	0.66

Maximum offering price per share outstanding	$11.93

Class I
Net assets applicable to outstanding shares	$131,607,987

Shares of beneficial interest outstanding	11,594,763

Net asset value and offering price per share outstanding	$11.35

Class R1
Net assets applicable to outstanding shares	$12,247,571

Shares of beneficial interest outstanding	1,079,192

Net asset value and offering price per share outstanding	$11.35

Class R2
Net assets applicable to outstanding shares	$7,790,965

Shares of beneficial interest outstanding	692,120

Net asset value and offering price per share outstanding	$11.26

Class R3
Net assets applicable to outstanding shares	$10,854

Shares of beneficial interest outstanding	958

Net asset value and offering price per share outstanding (a)	$11.32

(a)	The difference in the NAV recalculation and NAV stated is caused by rounding differences.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	59

Statement of Operations for the year ended October 31, 2014

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$1,184,235
Dividend distributions from unaffiliated investment companies	203,233

Total income	1,387,468

Expenses
Transfer agent (See Note 3)	198,744
Manager (See Note 3)	123,534
Distribution/Service—Class A (See Note 3)	51,899
Distribution/Service—Investor Class (See Note 3)	18,489
Distribution/Service—Class R2 (See Note 3)	18,036
Distribution/Service—Class R3 (See Note 3)	120
Registration	67,208
Professional fees	28,222
Custodian	9,377
Shareholder service (See Note 3)	9,296
Trustees	2,275
Shareholder communication	1,935
Miscellaneous	8,747

Total expenses before waiver/reimbursement	537,882
Expense waiver/reimbursement from Manager (See Note 3)	(278,228)

Net expenses	259,654

Net investment income (loss)	1,127,814

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	3,146,598
Unaffiliated investment company transactions	335,988
Realized capital gain distributions from affiliated investment companies	1,586,678

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	5,069,264

Net change in unrealized appreciation (depreciation) on investments	4,137,457

Net realized and unrealized gain (loss) on investments	9,206,721

Net increase (decrease) in net assets resulting from operations	$10,334,535

60	MainStay Retirement 2040 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2014 and October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,127,814	$1,229,485
Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	5,069,264	2,558,972
Net change in unrealized appreciation (depreciation) on investments	4,137,457	14,574,560

Net increase (decrease) in net assets resulting from operations	10,334,535	18,363,017

Dividends and distributions to shareholders:
From net investment income:
Class A	(265,754)	(115,534)
Investor Class	(81,483)	(62,651)
Class I	(1,072,092)	(938,889)
Class R2	(80,357)	(190,596)
Class R3	—	(80,565)

	(1,499,686)	(1,388,235)

From net realized gain on investments:
Class A	(536,650)	(83,771)
Investor Class	(171,094)	(46,956)
Class I	(1,797,685)	(585,597)
Class R2	(170,442)	(147,382)
Class R3	(907)	(72,841)

	(2,676,778)	(936,547)

Total dividends and distributions to shareholders	(4,176,464)	(2,324,782)

Capital share transactions:
Net proceeds from sale of shares	84,747,084	37,065,017
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	4,176,464	2,324,620
Cost of shares redeemed	(23,278,012)	(31,121,935)

Increase (decrease) in net assets derived from capital share transactions	65,645,536	8,267,702

Net increase (decrease) in net assets	71,803,607	24,305,937

Net Assets
Beginning of year	101,201,885	76,895,948

End of year	$173,005,492	$101,201,885

Undistributed net investment income at end of year	$321,458	$361,663

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	61

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2014	2013	2012	2011	2010
Net asset value at beginning of year	$10.73	$8.92	$8.76	$8.77	$7.72

Net investment income (loss) (a)	0.09	0.10	0.10	0.11	0.08
Net realized and unrealized gain (loss) on investments	0.83	1.98	0.75	0.10 (b)	1.06

Total from investment operations	0.92	2.08	0.85	0.21	1.14

Less dividends and distributions:
From net investment income	(0.14)	(0.16)	(0.10)	(0.12)	(0.09)
From net realized gain on investments	(0.28)	(0.11)	(0.59)	(0.10)	—

Total dividends and distributions	(0.42)	(0.27)	(0.69)	(0.22)	(0.09)

Net asset value at end of year	$11.23	$10.73	$8.92	$8.76	$8.77

Total investment return (c)	8.78%	23.90%	10.58%	2.29%	14.89%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.86%	0.98%	1.19%	1.23%	0.97%
Net expenses (d)	0.37%	0.37%	0.37%	0.37%	0.37%
Expenses (before waiver/reimbursement) (d)	0.60%	0.71%	0.75%	0.79%	1.02%
Portfolio turnover rate	83%	66%	96%	111%	65%
Net assets at end of year (in 000’s)	$12,924	$20,158	$6,517	$7,151	$6,826

(a)	Per share data based on average shares outstanding during the year.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Investor Class	2014	2013	2012	2011	2010
Net asset value at beginning of year	$10.76	$8.95	$8.79	$8.80	$7.75

Net investment income (loss) (a)	0.07	0.11	0.08	0.09	0.06
Net realized and unrealized gain (loss) on investments	0.85	1.96	0.76	0.11 (b)	1.08

Total from investment operations	0.92	2.07	0.84	0.20	1.14

Less dividends and distributions:
From net investment income	(0.13)	(0.15)	(0.09)	(0.11)	(0.09)
From net realized gain on investments	(0.28)	(0.11)	(0.59)	(0.10)	—

Total dividends and distributions	(0.41)	(0.26)	(0.68)	(0.21)	(0.09)

Net asset value at end of year	$11.27	$10.76	$8.95	$8.79	$8.80

Total investment return (c)	8.80%	23.75%	10.44%	2.20%	14.76%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.68%	1.08%	0.93%	1.00%	0.77%
Net expenses (d)	0.47%	0.47%	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (d)	0.81%	0.93%	1.01%	1.13%	1.60%
Portfolio turnover rate	83%	66%	96%	111%	65%
Net assets at end of year (in 000’s)	$8,424	$6,148	$3,518	$2,306	$1,337

(a)	Per share data based on average shares outstanding during the year.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

62	MainStay Retirement 2040 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2014	2013	2012	2011	2010
Net asset value at beginning of year	$10.83	$9.01	$8.83	$8.84	$7.77

Net investment income (loss) (a)	0.11	0.15	0.12	0.11	0.10
Net realized and unrealized gain (loss) on investments	0.86	1.96	0.77	0.12 (b)	1.08

Total from investment operations	0.97	2.11	0.89	0.23	1.18

Less dividends and distributions:
From net investment income	(0.17)	(0.18)	(0.12)	(0.14)	(0.11)
From net realized gain on investments	(0.28)	(0.11)	(0.59)	(0.10)	—

Total dividends and distributions	(0.45)	(0.29)	(0.71)	(0.24)	(0.11)

Net asset value at end of year	$11.35	$10.83	$9.01	$8.83	$8.84

Total investment return (c)	9.17%	24.12%	10.98%	2.48%	15.24%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.97%	1.53%	1.43%	1.22%	1.22%
Net expenses (d)	0.12%	0.12%	0.12%	0.12%	0.12%
Expenses (before waiver/reimbursement) (d)	0.34%	0.46%	0.50%	0.54%	0.77%
Portfolio turnover rate	83%	66%	96%	111%	65%
Net assets at end of year (in 000’s)	$131,608	$68,475	$49,750	$59,619	$33,551

(a)	Per share data based on average shares outstanding during the year.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Class R1	August 21, 2014** through October 31, 2014
Net asset value at beginning of period	$11.36

Net investment income (loss) (a)	0.01
Net realized and unrealized gain (loss) on investments	(0.02)

Total from investment operations	(0.01)

Net asset value at end of period	$11.35

Total investment return (b)	(0.09	%)(c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.37	% ††
Net expenses (e)	0.22	% ††
Expenses (before reimbursement/waiver) (e)	0.41	% ††
Portfolio turnover rate	83%
Net assets at end of period (in 000’s)	$12,248

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	63

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R2	2014	2013	2012	2011	2010
Net asset value at beginning of year	$10.75	$8.94	$8.77	$8.78	$7.72

Net investment income (loss) (a)	0.08	0.14	0.08	0.09	0.06
Net realized and unrealized gain (loss) on investments	0.84	1.93	0.76	0.11 (b)	1.08

Total from investment operations	0.92	2.07	0.84	0.20	1.14

Less dividends and distributions:
From net investment income	(0.13)	(0.15)	(0.08)	(0.11)	(0.08)
From net realized gain on investments	(0.28)	(0.11)	(0.59)	(0.10)	—

Total dividends and distributions	(0.41)	(0.26)	(0.67)	(0.21)	(0.08)

Net asset value at end of year	$11.26	$10.75	$8.94	$8.77	$8.78

Total investment return (c)	8.79%	23.71%	10.51%	2.17%	14.85%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.71%	1.49%	0.98%	0.97%	0.78%
Net expenses (d)	0.47%	0.47%	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (d)	0.70%	0.81%	0.85%	0.89%	1.12%
Portfolio turnover rate	83%	66%	96%	111%	65%
Net assets at end of year (in 000’s)	$7,791	$6,386	$11,513	$9,559	$3,394

(a)	Per share data based on average shares outstanding during the year.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Class R3	2014	2013	2012	2011	2010
Net asset value at beginning of year	$10.71	$8.91	$8.75	$8.76	$7.72

Net investment income (loss) (a)	0.08	0.15	0.07	0.08	0.05
Net realized and unrealized gain (loss) on investments	0.81	1.88	0.75	0.10 (b)	1.06

Total from investment operations	0.89	2.03	0.82	0.18	1.11

Less dividends and distributions:
From net investment income	—	(0.12)	(0.07)	(0.09)	(0.07)
From net realized gain on investments	(0.28)	(0.11)	(0.59)	(0.10)	—

Total dividends and distributions	(0.28)	(0.23)	(0.66)	(0.19)	(0.07)

Net asset value at end of year	$11.32	$10.71	$8.91	$8.75	$8.76

Total investment return (c)	8.45%	23.39%	10.23%	1.98%	14.47%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.78%	1.54%	0.76%	0.86%	0.61%
Net expenses (d)	0.72%	0.72%	0.72%	0.72%	0.72%
Expenses (before waiver/reimbursement) (d)	0.95%	1.07%	1.10%	1.14%	1.37%
Portfolio turnover rate	83%	66%	96%	111%	65%
Net assets at end of year (in 000’s)	$11	$35	$5,597	$5,056	$4,628

(a)	Per share data based on average shares outstanding during the year.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

64	MainStay Retirement 2040 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Retirement 2050 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2014

Class	Sales Charge		One Year	Five Years	Since Inception (6/29/07)	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2.84 8.82%	10.92 12.18%	3.65 4.45%	1.54 1.54%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2.72 8.69	10.79 12.05	3.56 4.36	1.84 1.84
Class I Shares	No Sales Charge		9.16	12.46	4.73	1.29
Class R1 Shares[4]	No Sales Charge		8.97	12.33	4.61	1.39
Class R2 Shares[5]	No Sales Charge		8.71	12.06	4.35	1.64
Class R3 Shares[6]	No Sales Charge		8.30	11.77	4.08	1.88

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Class R1 shares were first offered to the public on June 29, 2007, although this class of shares did not commence investment operations until August 21, 2014. Performance figures for Class R1 shares include the historical performance of Class I shares through August 20, 2014, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R1 would likely have been different.
5.	Class R2 shares were first offered on June 29, 2007, although this class did not commence investment operations until January 8, 2009. Performance figures for Class R2 shares include the historical performance of Class A shares through January 7, 2009, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R2 shares would likely have been different.
6.	Class R3 shares were first offered on June 29, 2007, although this class did not commence investment operations until May 1, 2008. Performance figures for Class R3 shares include the historical performance of Class A shares through April 30, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

65

Benchmark Performance	One Year	Five Years	Since Inception
S&P 500® Index[7]	17.27%	16.69%	6.38%
MSCI EAFE® Index[8]	–0.60	6.52	–0.10
Barclays U.S. Aggregate Bond Index[9]	4.14	4.22	5.26
Retirement 2050 Composite Index[10]	11.77	13.28	4.76
Average Lipper Mixed-Asset Target 2050 Fund[11]	8.66	11.61	3.62

7.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500 Index is the Fund’s broad-based securities market index. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

8.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

9.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Fund has selected the
Barclays U.S. Aggregate Bond Index as an additional benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
10.

The Retirement 2050 Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted according to the Fund’s current allocation, changing annually through the target retirement date. The Fund has selected the Retirement 2050 Composite Index as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

11.	The average Lipper mixed-asset target 2050 fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2046, to December 31, 2050. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be read in conjunction with them.

66	MainStay Retirement 2050 Fund

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2050 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2014, to October 31, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2014, to October 31, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/14	Ending Account Value (Based on Actual Returns and Expenses) 10/31/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/14	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,043.00	$1.91	$1,023.30	$1.89

Investor Class Shares	$1,000.00	$1,042.10	$2.42	$1,022.80	$2.40

Class I Shares	$1,000.00	$1,044.60	$0.67	$1,024.60	$0.66

Class R1 Shares[2,3]	$1,000.00	$1,000.00	$0.43	$1,009.30	$0.43

Class R2 Shares	$1,000.00	$1,043.00	$2.42	$1,022.80	$2.40

Class R3 Shares	$1,000.00	$1,040.90	$3.76	$1,021.50	$3.72

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.37% for Class A, 0.47% for Investor Class, 0.13% for Class I, 0.22% for Class R1, 0.47% for class R2 and 0.73% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 184 days for Class A, Investor Class, Class I, Class R2 and Class R3 (to reflect the six-month period) and 71 days for Class R1 (to reflect the since-commencement period). The table above represents actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses paid during the period reflect ongoing costs for the period from commencement through October 31, 2014. Had these shares been offered for the full six-month period ended October 31, 2014, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $1.12 for Class R1 and the ending account value would have been $1,024.10 for Class R1.
3.	Class R1 shares commenced operations on August 21, 2014.

67

Investment Objectives of Underlying Funds as of October 31, 2014 (Unaudited)

See Portfolio of Investments beginning on page 72 for specific holdings within these categories.

68	MainStay Retirement 2050 Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney and Poul Kristensen, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Retirement 2050 Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2014?

Excluding all sales charges, MainStay Retirement 2050 Fund returned 8.82% for Class A shares and 8.69% for Investor Class shares for the 12 months ended October 31, 2014. Over the same period, Class I shares returned 9.16%, Class R1 shares returned 8.97%, Class R2 shares returned 8.71% and Class R3 shares returned 8.30%. For the 12 months ended October 31, 2014, all share classes underperformed the 17.27% return of the S&P 500® Index,2 which is the Fund’s primary broad-based securities-market index. Over the same period, all share classes outperformed the –0.60% return of the MSCI EAFE® Index,2 which is the secondary benchmark of the Fund. For the 12 months ended October 31, 2014, all share classes outperformed the 4.14% return of the Barclays U.S. Aggregate Bond Index2 but underperformed the 11.77% return of the Retirement 2050 Composite Index.2 The Barclays U.S. Aggregate Bond Index and the Retirement 2050 Composite Index are additional benchmarks of the Fund. All share classes except Class R3 shares outperformed the 8.66% return of the average Lipper3 mixed-asset target 2050 fund for the 12 months ended October 31, 2014. See page 65 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund invests primarily in mutual funds managed by New York Life Investments, mutual funds managed by an advisor not affiliated with New York Life Investments or exchange traded funds (“ETFs”), if a New York Life Investments managed mutual fund in a particular asset class is not available (collectively, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s substantial allocation to Underlying Funds that invest in international stocks and fixed-income securities—accounted for many of the challenges the Fund experienced in terms of relative performance. Bonds and international stocks generally underperformed domestic equities during the reporting period.

The Retirement 2050 Composite Index reflects a broader mix of asset classes. The most significant detractor relative to this Index was the performance of the Underlying Funds, which has been somewhat weak on average during the reporting period.

Among the Underlying Funds that weighed on results were MainStay ICAP Equity Fund and MainStay MAP Fund.

The Fund’s asset-allocation policy management had a positive but quite modest impact on relative performance. We maintained a bias in favor of stocks over bonds throughout the reporting period, but the degree of bias varied. We enlarged equity positions in periods of market turmoil to exploit better pricing. Often, we scaled back these positions during periods of market complacency. While this policy was consistently successful, the net impact on performance was small because position sizes varied only slightly. The more structural and persistent bias toward stocks over bonds also contributed to relative performance. (Contributions take weightings and total returns into account.) Since international stocks were included in this bias, however, the impact was smaller than it might have been had equity investments been limited to U.S. stocks.

Positioning within the fixed-income portion of the Fund was mildly detrimental. For some time, the Fund has been positioned for a rise in yields on longer-term bonds; but during the reporting period, the opposite occurred. Fortunately, the impact of the yield shift was mostly insignificant.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.4 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Funds. Generally speaking, we seek to invest in Underlying Funds that we believe occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

During the reporting period, we had a persistent preference for stocks over bonds, but the exact blend varied in response to the changing environment. The inclusion of international equities in this bias diminished the positive effect that stocks had on the Fund’s return. Within U.S. equities, the reporting period began with a tilt toward small-cap companies and growth-oriented stocks, but these aspects of the bias were unwound during the spring. While the bias was initially profitable, the gains had largely been eliminated by the time the bias was fully removed. As a result, the strategy had little net impact on performance.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 66 for more information on this index.
3.	See footnote on page 66 for more information on Lipper Inc.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

69

Holdings of emerging-market equities were also adjusted throughout the year, but with little net impact. Overall, an increased allocation to emerging-market equities was a slight drag on performance during the reporting period.

In the fixed-income portion of the Fund, we maintained a shorter duration than the Barclays U.S. Aggregate Bond Index, as we have for a couple of years. This reflects our expectation that healthy levels of economic growth will render further monetary intervention inappropriate and will ultimately lead to upward pressure on wages and consumer pricing. This view was mostly misplaced during the reporting period, as interest rates fell and investors focused more on the risks of deflation than those of inflation. The impact on the Fund, however, was quite small. The losses were smaller still after adjusting for the effects associated with credit quality. A tilt toward speculative-quality instruments has been in place for a couple of years, but we’ve been gradually moving back toward the benchmark exposure. By the end of the reporting period, the Fund was effectively neutral with respect to credit. The contribution of speculative-quality instruments during the reporting period was quite small.

How did the Fund’s allocations change over the course of the reporting period?

After leaning toward smaller-capitalization and growth-oriented companies for some time, we gravitated back to a more neutral posture during the reporting period. As a result, MainStay Cornerstone Growth Fund and MainStay Epoch U.S. All Cap Fund experienced some of the largest overall-position reductions.

Also noteworthy was a shift out of Vanguard FTSE Emerging Markets ETF into more finely targeted holdings including iShares MSCI All Country Asia ex-Japan ETF, SPDR S&P Emerging Markets Small Cap ETF and Guggenheim China Small Cap ETF. The impact on return was small as all of these Underlying Funds experienced performance that was in a relatively narrow range.

In the fixed-income portion of the Fund, average credit quality was upgraded as we exited positions in MainStay High Yield Municipal Bond Fund and MainStay Floating Rate Fund in favor of MainStay Total Return Bond Fund. We believe that return opportunities in speculative-grade bonds have diminished in recent years, although the risks remain significant. Since we view this tradeoff as increasingly unattractive, we have moved to neutralize exposure to credit.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Among the Underlying Funds held by the Fund for the entire reporting period, the highest total returns came from MainStay Common Stock Fund and MainStay S&P 500 Index Fund. At the other end of the spectrum, MainStay Epoch International Small Cap Fund, MainStay International Equity Fund and MainStay ICAP International Fund all posted negative returns.

Which Underlying Equity Funds were the strongest contributors to the Fund’s performance and which Underlying Equity Funds were particularly weak?

Large positions in MainStay S&P 500 Index Fund and MainStay Large Cap Growth Fund made the most significant positive contributions to the Fund’s performance. MainStay Epoch International Small Cap Fund was the largest detractor from performance. While there were few other Underlying Equity Funds that experienced negative returns over the entire reporting period, there were several emerging-market Underlying Funds that detracted slightly from returns during the time they were owned by the Fund. Included on the list were Vanguard FTSE Emerging Markets ETF and Market Vectors Africa Index ETF.

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

Upward pressure on yields and downward pressure on credit spreads5 came from persistent domestic economic growth, strong corporate earnings and the steady decline in the unemployment rate. Even so, other factors appear to have been more powerful during the reporting period. With Europe flirting with recession, growth rates in China ebbing, Japan mired in the effects of a tax hike, Russia struggling with sanctions and Brazil moving backward, growth estimates for global gross domestic product were very soft during the reporting period. Support for sovereign bond pricing has also been soft—not just in the United States but also in many developed nations. Deflationary concerns in many countries, a strong dollar and falling energy prices have also pushed yields downward.

Which fixed-income market segments were strong performers and which segments were particularly weak?

Broadly speaking, lower-quality and longer-duration bonds fared best. Bouncing back from a sell-off in the summer of 2013, municipal bonds also performed quite well. Local-currency denominated debt outside the United States did not do well

5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate bonds (or a specific category of corporate bonds) and comparable U.S. Treasury issues.

70	MainStay Retirement 2050 Fund

when returns were translated back to U.S. dollars. Also, investors in cash instruments have earned a near-zero return in nominal terms and have lost money after adjusting for inflation.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance and which Underlying Fixed-Income Funds were particularly weak?

A position in MainStay Total Return Bond Fund made a small positive contributor to performance in the fixed-income portion of the Fund, as did a smaller position in MainStay Short Duration High Yield Fund. No Underlying Bond Funds in which the Fund invested generated negative performance for the reporting period. Holdings of MainStay Money Market Fund, however, added basically nothing, and the contribution to performance from MainStay Floating Rate Fund was also very small.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

71

Portfolio of Investments October 31, 2014

	Shares	Value
Affiliated Investment Companies 81.7%†
Equity Funds 78.7%
MainStay Common Stock Fund Class I (a)	413,481	$8,042,208
MainStay Epoch International Small Cap Fund Class I	132,529	2,784,440
MainStay Epoch U.S. All Cap Fund Class I	258,948	7,929,003
MainStay ICAP Equity Fund Class I	110,576	6,048,490
MainStay ICAP International Fund Class I	237,560	8,264,698
MainStay International Equity Fund Class I	314,193	4,144,207
MainStay Large Cap Growth Fund Class I	770,372	8,720,616
MainStay MAP Fund Class I	167,597	8,014,468
MainStay S&P 500 Index Fund Class I	159,182	7,537,278

Total Equity Funds (Cost $49,204,122)		61,485,408

Fixed Income Funds 3.0%
MainStay Short Duration High Yield Fund Class I	44,421	445,095
MainStay Total Return Bond Fund Class I	175,552	1,901,225

Total Fixed Income Funds (Cost $2,330,256)		2,346,320

Total Affiliated Investment Companies (Cost $51,534,378)		63,831,728

Unaffiliated Investment Companies 15.0%
Equity Funds 15.0%
Guggenheim China Small Cap ETF	25,160	678,314
iShares MSCI All Country Asia ex-Japan ETF	22,895	1,439,866
iShares MSCI Frontier 100 ETF	5,481	199,070
iShares MSCI Philippines ETF	5,407	206,980
iShares MSCI Poland Capped ETF	3,131	86,009
iShares Russell 2000 Index ETF	69,763	8,131,575
Market Vectors Africa Index ETF	6,732	198,931
SPDR S&P Emerging Markets Small Cap ETF	16,202	765,544

Total Unaffiliated Investment Companies (Cost $9,303,119)		11,706,289

	Principal Amount	Value
Short-Term Investment 2.1%
Repurchase Agreement 2.1%
State Street Bank and Trust Co. 0.00%, dated 10/31/14 due 11/3/14 Proceeds at Maturity $1,676,209 (Collateralized by a Federal National Mortgage Association security with a rate of 2.14% and a maturity date of 11/7/22, with a Principal Amount of $1,780,000 and a Market Value of $1,710,781)	$1,676,209	$1,676,209

Total Short-Term Investment (Cost $1,676,209)		1,676,209

Total Investments (Cost $62,513,706) (b)	98.8%	77,214,226
Other Assets, Less Liabilities	1.2	957,612
Net Assets	100.0%	$78,171,838

†	Percentages indicated are based on Fund net assets.

(a)	The Fund’s ownership exceeded 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	As of October 31, 2014, cost was $63,420,773 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$13,829,189
Gross unrealized depreciation	(35,736)

Net unrealized appreciation	$13,793,453

The following abbreviations are used in the above portfolio:

ETF—Exchange-Traded Fund

SPDR—Standard & Poor’s Depositary Receipt

72	MainStay Retirement 2050 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2014, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$61,485,408	$—	$—	$61,485,408
Fixed Income Funds	2,346,320	—	—	2,346,320

Total Affiliated Investment Companies	63,831,728	—	—	63,831,728

Unaffiliated Investment Companies
Equity Funds	11,706,289	—	—	11,706,289
Short-Term Investment
Repurchase Agreement	—	1,676,209	—	1,676,209

Total Investments in Securities	$75,538,017	$1,676,209	$—	$77,214,226

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2014, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2014, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	73

Statement of Assets and Liabilities as of October 31, 2014

Assets
Investments in affiliated investment companies, at value (identified cost $51,534,378)	$63,831,728
Investments in unaffiliated investment companies, at value (identified cost $9,303,119)	11,706,289
Repurchase agreement, at value (identified cost $1,676,209)	1,676,209
Cash	775,814
Receivables:
Fund shares sold	112,119
Investment securities sold	72,011
Manager (See Note 3)	25,468
Other assets	30,531

Total assets	78,230,169

Liabilities
Payables:
Transfer agent (See Note 3)	37,828
Fund shares redeemed	5,464
Professional fees	3,508
NYLIFE Distributors (See Note 3)	3,305
Shareholder communication	3,240
Custodian	804
Trustees	156
Accrued expenses	4,026

Total liabilities	58,331

Net assets	$78,171,838

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$6,968
Additional paid-in capital	62,357,554

62,364,522
Undistributed net investment income	105,071
Accumulated net realized gain (loss) on investments	1,001,725
Net unrealized appreciation (depreciation) on investments	14,700,520

Net assets	$78,171,838

Class A
Net assets applicable to outstanding shares	$5,082,734

Shares of beneficial interest outstanding	455,506

Net asset value per share outstanding	$11.16
Maximum sales charge (5.50% of offering price)	0.65

Maximum offering price per share outstanding	$11.81

Investor Class
Net assets applicable to outstanding shares	$4,746,072

Shares of beneficial interest outstanding	426,094

Net asset value per share outstanding	$11.14
Maximum sales charge (5.50% of offering price)	0.65

Maximum offering price per share outstanding	$11.79

Class I
Net assets applicable to outstanding shares	$58,948,199

Shares of beneficial interest outstanding	5,246,692

Net asset value and offering price per share outstanding	$11.24

Class R1
Net assets applicable to outstanding shares	$3,130,088

Shares of beneficial interest outstanding	278,816

Net asset value and offering price per share outstanding	$11.23

Class R2
Net assets applicable to outstanding shares	$6,156,775

Shares of beneficial interest outstanding	551,222

Net asset value and offering price per share outstanding	$11.17

Class R3
Net assets applicable to outstanding shares	$107,970

Shares of beneficial interest outstanding	9,636

Net asset value and offering price per share outstanding	$11.20

74	MainStay Retirement 2050 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2014

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$563,241
Dividend distributions from unaffiliated investment companies	124,884

Total income	688,125

Expenses
Transfer agent (See Note 3)	186,579
Manager (See Note 3)	69,173
Registration	66,119
Distribution/Service—Class A (See Note 3)	16,481
Distribution/Service—Investor Class (See Note 3)	9,975
Distribution/Service—Class R2 (See Note 3)	13,861
Distribution/Service—Class R3 (See Note 3)	213
Professional fees	26,480
Custodian	7,487
Shareholder service (See Note 3)	6,114
Shareholder communication	1,264
Trustees	1,219
Miscellaneous	8,517

Total expenses before waiver/reimbursement	413,482
Expense waiver/reimbursement from Manager (See Note 3)	(276,382)

Net expenses	137,100

Net investment income (loss)	551,025

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	(48,695)
Unaffiliated investment company transactions	1,446,917
Realized capital gain distributions from affiliated investment companies	1,067,501

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	2,465,723

Net change in unrealized appreciation (depreciation) on investments	2,814,875

Net realized and unrealized gain (loss) on investments	5,280,598

Net increase (decrease) in net assets resulting from operations	$5,831,623

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	75

Statements of Changes in Net Assets

for the years ended October 31, 2014 and October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$551,025	$708,854
Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	2,465,723	1,886,122
Net change in unrealized appreciation (depreciation) on investments	2,814,875	8,999,518

Net increase (decrease) in net assets resulting from operations	5,831,623	11,594,494

Dividends and distributions to shareholders:
From net investment income:
Class A	(76,509)	(39,856)
Investor Class	(40,434)	(28,617)
Class I	(698,736)	(607,881)
Class R2	(56,367)	(63,463)
Class R3	—	(48,340)

	(872,046)	(788,157)

From net realized gain on investments:
Class A	(203,139)	(19,903)
Investor Class	(110,818)	(14,959)
Class I	(1,517,956)	(262,801)
Class R2	(161,762)	(34,247)
Class R3	(107)	(30,708)

	(1,993,782)	(362,618)

Total dividends and distributions to shareholders	(2,865,828)	(1,150,775)

Capital share transactions:
Net proceeds from sale of shares	23,003,650	18,899,964
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	2,865,801	1,150,743
Cost of shares redeemed	(10,260,023)	(16,364,113)

Increase (decrease) in net assets derived from capital share transactions	15,609,428	3,686,594

Net increase (decrease) in net assets	18,575,223	14,130,313

Net Assets
Beginning of year	59,596,615	45,466,302

End of year	$78,171,838	$59,596,615

Undistributed net investment income at end of year	$105,071	$157,978

76	MainStay Retirement 2050 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2014	2013	2012	2011	2010
Net asset value at beginning of year	$10.72	$8.77	$8.59	$8.55	$7.49

Net investment income (loss) (a)	0.07	0.09	0.08	0.10	0.06
Net realized and unrealized gain (loss) on investments	0.85	2.07	0.76	0.10 (b)	1.08

Total from investment operations	0.92	2.16	0.84	0.20	1.14

Less dividends and distributions:
From net investment income	(0.13)	(0.14)	(0.08)	(0.10)	(0.08)
From net realized gain on investments	(0.35)	(0.07)	(0.58)	(0.06)	—

Total dividends and distributions	(0.48)	(0.21)	(0.66)	(0.16)	(0.08)

Net asset value at end of year	$11.16	$10.72	$8.77	$8.59	$8.55

Total investment return (c)	8.82%	25.15%	10.64%	2.28%	15.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.62%	0.96%	0.97%	1.11%	0.72%
Net expenses (d)	0.37%	0.37%	0.37%	0.37%	0.37%
Expenses (before waiver/reimbursement) (d)	0.76%	0.83%	0.85%	0.91%	1.29%
Portfolio turnover rate	51%	63%	102%	139%	70%
Net assets at end of year (in 000’s)	$5,083	$5,940	$2,432	$2,423	$2,224

(a)	Per share data based on average shares outstanding during the year.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Investor Class	2014	2013	2012	2011	2010
Net asset value at beginning of year	$10.71	$8.76	$8.58	$8.55	$7.50

Net investment income (loss) (a)	0.05	0.09	0.06	0.08	0.04
Net realized and unrealized gain (loss) on investments	0.86	2.06	0.77	0.10 (b)	1.08

Total from investment operations	0.91	2.15	0.83	0.18	1.12

Less dividends and distributions:
From net investment income	(0.13)	(0.13)	(0.07)	(0.09)	(0.07)
From net realized gain on investments	(0.35)	(0.07)	(0.58)	(0.06)	—

Total dividends and distributions	(0.48)	(0.20)	(0.65)	(0.15)	(0.07)

Net asset value at end of year	$11.14	$10.71	$8.76	$8.58	$8.55

Total investment return (c)	8.69%	24.95%	10.69%	2.10%	15.08%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.49%	0.98%	0.74%	0.87%	0.55%
Net expenses (d)	0.47%	0.47%	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (d)	1.01%	1.13%	1.27%	1.51%	2.17%
Portfolio turnover rate	51%	63%	102%	139%	70%
Net assets at end of year (in 000’s)	$4,746	$3,158	$1,793	$1,010	$650

(a)	Per share data based on average shares outstanding during the year.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	77

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2014	2013	2012	2011	2010
Net asset value at beginning of year	$10.79	$8.83	$8.64	$8.60	$7.53

Net investment income (loss) (a)	0.10	0.14	0.11	0.08	0.08
Net realized and unrealized gain (loss) on investments	0.86	2.05	0.76	0.14 (b)	1.08

Total from investment operations	0.96	2.19	0.87	0.22	1.16

Less dividends and distributions:
From net investment income	(0.16)	(0.16)	(0.10)	(0.12)	(0.09)
From net realized gain on investments	(0.35)	(0.07)	(0.58)	(0.06)	—

Total dividends and distributions	(0.51)	(0.23)	(0.68)	(0.18)	(0.09)

Net asset value at end of year	$11.24	$10.79	$8.83	$8.64	$8.60

Total investment return (c)	9.16%	25.40%	10.97%	2.49%	15.56%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.88%	1.44%	1.26%	0.94%	1.01%
Net expenses (d)	0.12%	0.12%	0.12%	0.12%	0.12%
Expenses (before waiver/reimbursement) (d)	0.52%	0.58%	0.60%	0.66%	1.04%
Portfolio turnover rate	51%	63%	102%	139%	70%
Net assets at end of year (in 000’s)	$58,948	$45,630	$33,346	$37,721	$17,917

(a)	Per share data based on average shares outstanding during the year.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Class R1	August 21, 2014** through October 31, 2014
Net asset value at beginning of period	$11.24

Net investment income (loss) (a)	0.00	‡
Net realized and unrealized gain (loss) on investments	(0.01)

Total from investment operations	(0.01)

Net asset value at end of period	$11.23

Total investment return (b)	(0.09	%)(c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.20	% ††
Net expenses (e)	0.22	% ††
Expenses (before reimbursement/waiver) (e)	0.68	% ††
Portfolio turnover rate	51%
Net assets at end of period (in 000’s)	$3,130

**	Commencement of operations.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

78	MainStay Retirement 2050 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R2	2014	2013	2012	2011	2010
Net asset value at beginning of year	$10.73	$8.78	$8.59	$8.55	$7.49

Net investment income (loss) (a)	0.06	0.12	0.07	0.07	0.04
Net realized and unrealized gain (loss) on investments	0.85	2.03	0.77	0.12 (b)	1.09

Total from investment operations	0.91	2.15	0.84	0.19	1.13

Less dividends and distributions:
From net investment income	(0.12)	(0.13)	(0.07)	(0.09)	(0.07)
From net realized gain on investments	(0.35)	(0.07)	(0.58)	(0.06)	—

Total dividends and distributions	(0.47)	(0.20)	(0.65)	(0.15)	(0.07)

Net asset value at end of year	$11.17	$10.73	$8.78	$8.59	$8.55

Total investment return (c)	8.71%	24.98%	10.62%	2.16%	15.10%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.53%	1.22%	0.79%	0.84%	0.47%
Net expenses (d)	0.47%	0.47%	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (d)	0.87%	0.93%	0.95%	1.01%	1.39%
Portfolio turnover rate	51%	63%	102%	139%	70%
Net assets at end of year (in 000’s)	$6,157	$4,865	$4,128	$3,065	$1,735

(a)	Per share data based on average shares outstanding during the year.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Class R3	2014	2013	2012	2011	2010
Net asset value at beginning of year	$10.68	$8.73	$8.55	$8.52	$7.48

Net investment income (loss) (a)	(0.02)	0.13	0.05	0.06	0.03
Net realized and unrealized gain (loss) on investments	0.89	2.00	0.76	0.10 (b)	1.07

Total from investment operations	0.87	2.13	0.81	0.16	1.10

Less dividends and distributions:
From net investment income	—	(0.11)	(0.05)	(0.07)	(0.06)
From net realized gain on investments	(0.35)	(0.07)	(0.58)	(0.06)	—

Total dividends and distributions	(0.35)	(0.18)	(0.63)	(0.13)	(0.06)

Net asset value at end of year	$11.20	$10.68	$8.73	$8.55	$8.52

Total investment return (c)	8.30%	24.85%	10.19%	2.00%	14.78%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.21%)	1.42%	0.56%	0.68%	0.39%
Net expenses (d)	0.72%	0.72%	0.72%	0.72%	0.72%
Expenses (before waiver/reimbursement) (d)	1.12%	1.17%	1.20%	1.26%	1.64%
Portfolio turnover rate	51%	63%	102%	139%	70%
Net assets at end of year (in 000’s)	$108	$3	$3,767	$3,020	$2,729

(a)	Per share data based on average shares outstanding during the year.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	79

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009 and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds” and each individually, referred to as a “Fund”). These financial statements and notes relate to the MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund and MainStay Retirement 2050 Fund (collectively referred to as the “Retirement Funds” and each individually referred to as a “Retirement Fund”). Each is a diversified fund. Each Retirement Fund is the successor of a series of Eclipse Funds Inc. with the same name (collectively referred to as the “Predecessor Funds” and each individually referred to as a “Predecessor Fund”). The reorganizations of each Predecessor Fund with and into its corresponding Retirement Fund occurred on February 26, 2010. All information regarding and references to periods prior to February 26, 2010 relate to the respective Predecessor Fund.

The Retirement Funds each currently offer six classes of shares. Class A and Class I shares commenced operations on June 29, 2007. Class R1 shares were first offered to the public on June 29, 2007, but did not commence operations until August 21, 2014. Class R2 and Class R3 shares were first offered to the public on June 29, 2007, but did not commence operations until January 8, 2009 and May 1, 2008, respectively. Investor Class shares commenced operations on February 28, 2008. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made of such shares within one year of the date of purchase. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The six classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class R3 shares are subject to higher distribution and/or service fee rates than Class A, Investor Class and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The investment objective for each of the Retirement Funds is as follows:

Each Retirement Fund seeks to maximize total return over time consistent with its current investment allocation. Total return is defined as a combination of long-term growth of capital and current income. The years in the Funds’ names refer to the approximate year an investor in the Fund would plan to retire and likely would stop making new investments in the Retirement Fund.

The MainStay Retirement 2010 Fund is designed for an investor who has retired or is seeking to retire between 2010 and 2015, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The MainStay Retirement 2020 Fund is designed for an investor who is seeking to retire between the years 2016 and 2025, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The MainStay Retirement 2030 Fund is designed for an investor who is seeking to retire between the years 2026 and 2035, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The MainStay Retirement 2040 Fund is designed for an investor who is seeking to retire between the years 2036 and 2045, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The MainStay Retirement 2050 Fund is designed for an investor who is seeking to retire between the years 2046 and 2055, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The Retirement Funds are “funds of funds,” meaning that they seek to achieve their investment objectives by investing primarily in other MainStay Funds, for which New York Life Investment Management LLC (“New York Life Investments” or “Manager”) serves as Manager (“Affiliated Underlying Funds”), mutual funds managed by an advisor not affiliated with New York Life Investments or exchange-traded funds (“ETFs”) (“Unaffiliated Underlying Funds”) if a New York Life Investments managed mutual fund in a particular asset class is not available (Affiliated Underlying Funds collectively with Unaffiliated Funds, the “Underlying Funds”).

Note 2–Significant Accounting Policies

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Retirement Funds prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follow the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Retirement Funds are open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of each Retirement Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Retirement Funds (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee

80	MainStay Retirement Funds

were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investments, aided to whatever extent necessary by the portfolio managers to each Retirement Fund.

To assess the appropriateness of security valuations, the Manager or the Retirement Funds’ third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the full Board for its review and ratification, if appropriate, at its next regularly scheduled meeting immediately after such action.

“Fair value” is defined as the price a Retirement Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Retirement Funds. Unobservable inputs reflect each Retirement Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including each Retirement Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The aggregate value by input level, as of October 31, 2014, for each Retirement Fund’s assets or liabilities is included at the end of each Retirement Fund’s Portfolio of Investments.

Investments in Affiliated Underlying Funds are valued at their NAVs at the close of business each day. Investments in ETFs are valued at the last quoted sales price as of the close of regular trading on the Exchange on each valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Securities held by the Underlying Funds are valued using policies consistent with those used by the Underlying Funds. Equity securities and ETFs are generally valued at the last quoted sales price as of the close of regular trading on the Exchange on each valuation date. Debt securities are generally valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the affiliated Underlying Fund’s manager in consultation with the affiliated Underlying Fund’s subadvisor.

(B)  Income Taxes.  Each Retirement Fund is treated as a separate entity for federal income tax purposes. The Retirement Funds’ policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Retirement Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Retirement Funds’ tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Retirement Funds’ financial statements. The Retirement Funds’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Retirement Funds intend to declare and pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the respective Retirement Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Retirement Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by the Retirement Funds from the Underlying Funds are recorded on the ex-dividend date.

Investment income and realized and unrealized gains and losses on investments of the Retirement Funds are allocated to separate classes of shares pro rata based upon their relative net assets on the date the

81

Notes to Financial Statements (continued)

income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Retirement Funds, including those of related parties to the Retirement Funds, are shown in the Statement of Operations.

In addition, the Retirement Funds bear a pro rata share of the fees and expenses of the Underlying Funds in which they invest. Because the Underlying Funds have varied expense and fee levels and the Retirement Funds may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Retirement Fund may vary. These indirect expenses of the Underlying Funds are not included in the amounts shown on each Fund’s Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Retirement Funds may enter into repurchase agreements to earn income. The Retirement Funds may enter into repurchase agreements only with financial institutions that are deemed by the Manager to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Retirement Fund to the seller secured by the securities transferred to the respective Retirement Fund.

When the Retirement Funds invest in repurchase agreements, the Retirement Funds’ custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Retirement Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the respective Retirement Fund.

(H)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Retirement Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Retirement Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Retirement Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Retirement Funds.

Note 3–Fees and Related Party Transactions

(A)  Manager.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Retirement Funds’ Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”) and is responsible for the day-to-day portfolio management of the Retirement Funds. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Retirement Funds. Except for the portion of salaries and expenses that are the responsibility of the Retirement Funds, the Manager pays the salaries and expenses of all personnel affiliated with the Retirement Funds and certain operational expenses of the Retirement Funds. The Retirement Funds reimburse New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Retirement Funds.

Each Retirement Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.10% of the average daily net assets of the respective Retirement Fund. The Manager has contractually agreed to waive this fee so that the effective management fee is 0.00%. These agreements will remain in effect until February 28, 2015, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

New York Life Investments has contractually agreed to waive fees and/or reimburse the expenses so that Total Annual Fund Operating Expenses of each Retirement Fund does not exceed the following percentages of average daily net assets: Class A, 0.375%; Investor Class, 0.475%; Class I, 0.125%; Class R1, 0.225%; Class R2, 0.475% and Class R3, 0.725%. These agreements will remain in effect until February 28, 2015, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes expense reimbursement from transfer agent, taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the year ended October 31, 2014, New York Life Investments earned fees from the Retirement Funds as follows:

MainStay Retirement 2010 Fund	$62,898
MainStay Retirement 2020 Fund	142,572
MainStay Retirement 2030 Fund	174,717
MainStay Retirement 2040 Fund	123,534
MainStay Retirement 2050 Fund	69,173

82	MainStay Retirement Funds

For the year ended October 31, 2014, New York Life Investments waived its fees and/or reimbursed expenses of the Retirement Funds as follows:

MainStay Retirement 2010 Fund	$187,500
MainStay Retirement 2020 Fund	202,783
MainStay Retirement 2030 Fund	259,888
MainStay Retirement 2040 Fund	278,228
MainStay Retirement 2050 Fund	276,382

State Street Bank and Trust Company (“State Street”), provides sub-administration and sub-accounting services to the Retirement Funds pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Retirement Funds, maintaining the general ledger and sub-ledger accounts for the calculation of the Retirement Funds’ respective NAVs, and assisting New York Life Investments in conducting various aspects of the Retirement Funds’ administrative operations. For providing these services to the Retirement Funds, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Retirement Funds, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Retirement Funds have adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% (0.25% for distribution and 0.25% for service activities as designated by the Distributor) of the average daily net assets of the Class R3 shares. Class I and Class R1 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Retirement Funds’ shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates, or independent third party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

Shareholder service fees incurred by each Retirement Fund for the year ended October 31, 2014, were as follows:

MainStay Retirement 2010 Fund
Class R1	$3,015
Class R2	2,552
Class R3	11

MainStay Retirement 2020 Fund
Class R1	$5,192
Class R2	4,733
Class R3	96

MainStay Retirement 2030 Fund
Class R1	$3,713
Class R2	6,954
Class R3	208

MainStay Retirement 2040 Fund
Class R1	$2,058
Class R2	7,214
Class R3	24

MainStay Retirement 2050 Fund
Class R1	$527
Class R2	5,544
Class R3	43

(C)  Sales Charges.  The Retirement Funds were advised by the Distributor that the amount of sales charges retained on sales of Class A and Investor Class shares for the year ended October 31, 2014, were as follows:

MainStay Retirement 2010 Fund
Class A	$1,934
Investor Class	2,253

MainStay Retirement 2020 Fund
Class A	$8,502
Investor Class	12,586

MainStay Retirement 2030 Fund
Class A	$11,621
Investor Class	22,595

MainStay Retirement 2040 Fund
Class A	$7,665
Investor Class	20,819

83

Notes to Financial Statements (continued)

MainStay Retirement 2050 Fund
Class A	$3,533
Investor Class	14,095

The Retirement Funds were also advised that the Distributor retained CDSCs on redemptions of Class A shares, for the year ended October 31, 2014 were as follows:

MainStay Retirement 2010 Fund
Class A	$227

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Retirement Funds’ transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent offset arrangements represent reimbursements of a portion of the transfer agency fees from Unaffiliated Underlying Funds. Transfer agent expenses incurred by the Retirement Funds for the year ended October 31, 2014, were as follows:

MainStay Retirement 2010 Fund
Class A	$31,915
Investor Class	3,047
Class I	49,593
Class R1	5,538
Class R2	3,729
Class R3	16

MainStay Retirement 2020 Fund
Class A	$35,109
Investor Class	16,319
Class I	66,149
Class R1	3,938
Class R2	3,804
Class R3	77

MainStay Retirement 2030 Fund
Class A	$36,339
Investor Class	25,996
Class I	118,231
Class R1	3,342
Class R2	6,939
Class R3	205

MainStay Retirement 2040 Fund
Class A	$31,458
Investor Class	26,896
Class I	126,830
Class R1	2,713
Class R2	10,810
Class R3	37

MainStay Retirement 2050 Fund
Class A	$16,537
Investor Class	19,698
Class I	134,319
Class R1	1,730
Class R2	14,186
Class R3	109

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Retirement Funds have implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2014, the Retirement Funds held the following percentages of outstanding shares of affiliated investment companies:

MainStay Retirement 2010 Fund
MainStay Common Stock Fund Class I	4.00%
MainStay Epoch U.S. All Cap Fund Class I	0.56
MainStay Epoch International Small Cap Fund Class I	1.00
MainStay High Yield Corporate Bond Fund Class I	0.02
MainStay ICAP Equity Fund Class I	0.31
MainStay ICAP International Fund Class I	0.15
MainStay Indexed Bond Fund Class I	5.32
MainStay International Equity Fund Class I	0.66
MainStay Large Cap Growth Fund Class I	0.03
MainStay MAP Fund Class I	0.30
MainStay Short Duration High Yield Fund Class I	1.06
MainStay S&P 500 Index Fund Class I	0.28
MainStay Total Return Bond Fund Class I	2.14

84	MainStay Retirement Funds

MainStay Retirement 2020 Fund
MainStay Common Stock Fund Class I	13.14%
MainStay Epoch International Small Cap Fund Class I	3.66
MainStay Epoch U.S. All Cap Fund Class I	1.86
MainStay ICAP Equity Fund Class I	1.03
MainStay ICAP International Fund Class I	0.57
MainStay Indexed Bond Fund Class I	4.53
MainStay International Equity Fund Class I	2.56
MainStay Large Cap Growth Fund Class I	0.10
MainStay MAP Fund Class I	0.98
MainStay S&P 500 Index Fund Class I	0.86
MainStay Short Duration High Yield Fund Class I	2.16
MainStay Total Return Bond Fund Class I	4.47

MainStay Retirement 2030 Fund
MainStay Common Stock Fund Class I	21.03%
MainStay Epoch International Small Cap Fund Class I	6.09
MainStay Epoch U.S. All Cap Fund Class I	2.96
MainStay Floating Rate Fund Class I	0.00 ‡
MainStay ICAP Equity Fund Class I	1.65
MainStay ICAP International Fund Class I	0.98
MainStay International Equity Fund Class I	4.36
MainStay Large Cap Growth Fund Class I	0.16
MainStay MAP Fund Class I	1.55
MainStay S&P 500 Index Fund Class I	1.34
MainStay Short Duration High Yield Fund Class I	2.40
MainStay Total Return Bond Fund Class I	3.91

MainStay Retirement 2040 Fund
MainStay Common Stock Fund Class I	16.78%
MainStay Epoch International Small Cap Fund Class I	5.31
MainStay Epoch U.S. All Cap Fund Class I	2.40
MainStay ICAP Equity Fund Class I	1.29
MainStay ICAP International Fund Class I	0.87
MainStay International Equity Fund Class I	3.82
MainStay Large Cap Growth Fund Class I	0.13
MainStay MAP Fund Class I	1.23
MainStay S&P 500 Index Fund Class I	1.11
MainStay Short Duration High Yield Fund Class I	0.85
MainStay Total Return Bond Fund Class I	1.13

MainStay Retirement 2050 Fund
MainStay Common Stock Fund Class I	7.42%
MainStay Epoch International Small Cap Fund Class I	2.59
MainStay Epoch U.S. All Cap Fund Class I	1.10
MainStay ICAP Equity Fund Class I	0.55
MainStay ICAP International Fund Class I	0.42
MainStay International Equity Fund Class I	1.85
MainStay Large Cap Growth Fund Class I	0.06
MainStay MAP Fund Class I	0.53
MainStay S&P 500 Index Fund Class I	0.50
MainStay Short Duration High Yield Fund Class I	0.16
MainStay Total Return Bond Fund Class I	0.22

‡	Less than one-tenth of a percent.

As of October 31, 2014, New York Life and its affiliates beneficially held shares of the Retirement Funds with values and percentages of net assets as follows:

MainStay Retirement 2010 Fund
Class I	$992,983	2.2%
Class R1	25,023	0.1
Class R3	10,534	100.0

MainStay Retirement 2020 Fund
Class I	$4,249,155	3.7%
Class R1	25,023	0.1
Class R3	10,453	13.4

MainStay Retirement 2030 Fund
Class I	$8,638,531	5.1%
Class R1	24,978	0.1
Class R3	10,470	3.3

MainStay Retirement 2040 Fund
Class I	$7,062,343	5.4%
Class R1	24,978	0.2
Class R3	10,481	96.6

MainStay Retirement 2050 Fund
Class I	$4,825,355	8.2%
Class R1	24,978	0.8
Class R3	10,477	9.7

85

Notes to Financial Statements (continued)

Note 4–Federal Income Tax

As of October 31, 2014, the components of accumulated gain (loss) on a tax basis were as follows:

	Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
MainStay Retirement 2010 Fund	$1,444,690	$1,234,237	$—	$6,157,887	$8,836,814
MainStay Retirement 2020 Fund	2,459,166	2,482,876	—	20,039,304	24,981,346
MainStay Retirement 2030 Fund	2,152,887	3,201,176	—	31,931,235	37,285,298
MainStay Retirement 2040 Fund	1,371,506	3,281,121	—	23,590,919	28,243,546
MainStay Retirement 2050 Fund	408,862	1,605,001	—	13,793,453	15,807,316

The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2014 were not affected.

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
MainStay Retirement 2010 Fund	$106,152	$(106,152)	$—
MainStay Retirement 2020 Fund	229,892	(229,892)	—
MainStay Retirement 2030 Fund	337,705	(337,705)	—
MainStay Retirement 2040 Fund	331,667	(331,667)	—
MainStay Retirement 2050 Fund	268,114	(268,114)	—

The reclassifications for the Funds are primarily due to short term distributions received from underlying Regulated Investment Companies.

The tax character of distributions paid during the years ended October 31, 2014 and October 31, 2013 shown in the Statements of Changes in Net Assets was as follows:

	2014			2013
	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long-Term Capital Gains	Total	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long-Term Capital Gains	Total
MainStay Retirement 2010 Fund	$1,698,887	$2,184,534	$3,883,421	$1,654,441	$970,462	$2,624,903
MainStay Retirement 2020 Fund	3,107,021	2,813,110	5,920,131	2,516,880	1,581,688	4,098,568
MainStay Retirement 2030 Fund	3,528,481	3,356,278	6,884,759	2,415,238	1,695,766	4,111,004
MainStay Retirement 2040 Fund	2,433,212	1,743,252	4,176,464	1,388,235	936,547	2,324,782
MainStay Retirement 2050 Fund	1,431,459	1,434,369	2,865,828	788,157	362,618	1,150,775

Note 5–Custodian

State Street is the custodian of cash and securities held by the Retirement Funds. Custodial fees are charged to each Retirement Fund based on the Retirement Fund’s net assets and/or the market value of securities held by each Retirement Fund and the number of certain cash transactions incurred by each Retirement Fund.

Note 6–Line of Credit

The Retirement Funds and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 5, 2014, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum amount of $700,000,000. The commitment fee is an annual rate of 0.08% of the

86	MainStay Retirement Funds

average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Retirement Funds and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 4, 2015, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 5, 2014, the aggregate commitment amount was $300,000,000 with an optional maximum amount of $400,000,000. There were no borrowings made or outstanding with respect to the Retirement Funds under the Credit Agreement during the year ended October 31, 2014.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2014, purchases and sales of securities were as follows:

	Other
	Purchases	Sales
MainStay Retirement 2010 Fund	$53,705	$42,865
MainStay Retirement 2020 Fund	133,289	90,444
MainStay Retirement 2030 Fund	182,109	117,220
MainStay Retirement 2040 Fund	159,987	101,283
MainStay Retirement 2050 Fund	46,679	34,802

Note 8–Capital Share Transactions

MainStay Retirement 2010 Fund

Class A	Shares	Amount
Year ended October 31, 2014:
Shares sold	277,965	$2,906,212
Shares issued to shareholders in reinvestment of dividends and distributions	158,058	1,613,768
Shares redeemed	(1,905,155)	(20,389,131)

Net increase (decrease) in shares outstanding before conversion	(1,469,132)	(15,869,151)
Shares converted into Class A (See Note 1)	1,968	20,658
Shares converted from Class A (See Note 1)	(1,968)	(20,553)

Net increase (decrease)	(1,469,132)	$(15,869,046)

Year ended October 31, 2013:
Shares sold	1,921,192	$19,992,974
Shares issued to shareholders in reinvestment of dividends and distributions	33,227	323,970
Shares redeemed	(240,896)	(2,485,416)

Net increase (decrease) in shares outstanding before conversion	1,713,523	17,831,528
Shares converted into Class A (See Note 1)	6,440	66,180
Shares converted from Class A (See Note 1)	(1,021)	(10,737)

Net increase (decrease)	1,718,942	$17,886,971

Investor Class	Shares	Amount
Year ended October 31, 2014:
Shares sold	32,130	$337,886
Shares issued to shareholders in reinvestment of dividends and distributions	8,176	83,726
Shares redeemed	(30,827)	(323,291)

Net increase (decrease) in shares outstanding before conversion	9,479	98,321
Shares converted into Investor Class (See Note 1)	1,963	20,553
Shares converted from Investor Class (See Note 1)	(1,963)	(20,658)

Net increase (decrease)	9,479	$98,216

Year ended October 31, 2013:
Shares sold	44,629	$456,284
Shares issued to shareholders in reinvestment of dividends and distributions	5,331	52,137
Shares redeemed	(25,291)	(259,636)

Net increase (decrease) in shares outstanding before conversion	24,669	248,785
Shares converted into Investor Class (See Note 1)	1,018	10,737
Shares converted from Investor Class (See Note 1)	(6,422)	(66,180)

Net increase (decrease)	19,265	$193,342

87

Notes to Financial Statements (continued)

Class I	Shares	Amount
Year ended October 31, 2014:
Shares sold	1,990,346	$21,196,573
Shares issued to shareholders in reinvestment of dividends and distributions	196,833	2,021,480
Shares redeemed	(924,492)	(9,826,231)

Net increase (decrease)	1,262,687	$13,391,822

Year ended October 31, 2013:
Shares sold	1,466,214	$15,233,348
Shares issued to shareholders in reinvestment of dividends and distributions	139,078	1,364,360
Shares redeemed	(1,577,701)	(16,182,004)

Net increase (decrease)	27,591	$415,704

Class R1	Shares	Amount
Period ended October 31, 2014 (a):
Shares sold	1,647,912	$17,812,689
Shares redeemed	(28,274)	(300,909)

Net increase (decrease)	1,619,638	$17,511,780

(a) Class R1 shares commenced operations on August 21, 2014.

Class R2	Shares	Amount
Year ended October 31, 2014:
Shares sold	90,898	$946,614
Shares issued to shareholders in reinvestment of dividends and distributions	15,784	161,312
Shares redeemed	(84,701)	(879,232)

Net increase (decrease)	21,981	$228,694

Year ended October 31, 2013:
Shares sold	302,735	$3,095,996
Shares issued to shareholders in reinvestment of dividends and distributions	85,920	839,433
Shares redeemed	(1,767,783)	(18,452,647)

Net increase (decrease)	(1,379,128)	$(14,517,218)

Class R3	Shares	Amount
Year ended October 31, 2014:
Shares sold	1,090	$11,298
Shares issued to shareholders in reinvestment of dividends and distributions	63	655
Shares redeemed	(1,371)	(14,147)

Net increase (decrease)	(218)	$(2,194)

Year ended October 31, 2013:
Shares sold	2,410	$24,253
Shares issued to shareholders in reinvestment of dividends and distributions	4,305	42,057
Shares redeemed	(91,400)	(926,004)

Net increase (decrease)	(84,685)	$(859,694)

MainStay Retirement 2020 Fund

Class A	Shares	Amount
Year ended October 31, 2014:
Shares sold	638,096	$6,793,076
Shares issued to shareholders in reinvestment of dividends and distributions	199,930	2,095,270
Shares redeemed	(3,124,607)	(34,329,593)

Net increase (decrease) in shares outstanding before conversion	(2,286,581)	(25,441,247)
Shares converted into Class A (See Note 1)	26,401	284,977
Shares converted from Class A (See Note 1)	(5,170)	(54,900)

Net increase (decrease)	(2,265,350)	$(25,211,170)

Year ended October 31, 2013:
Shares sold	3,228,206	$33,006,648
Shares issued to shareholders in reinvestment of dividends and distributions	62,546	589,177
Shares redeemed	(382,409)	(3,874,594)

Net increase (decrease) in shares outstanding before conversion	2,908,343	29,721,231
Shares converted into Class A (See Note 1)	17,128	172,392
Shares converted from Class A (See Note 1)	(1,683)	(17,095)

Net increase (decrease)	2,923,788	$29,876,528

Investor Class	Shares	Amount
Year ended October 31, 2014:
Shares sold	184,793	$1,985,148
Shares issued to shareholders in reinvestment of dividends and distributions	25,356	266,234
Shares redeemed	(93,498)	(1,002,382)

Net increase (decrease) in shares outstanding before conversion	116,651	1,249,000
Shares converted into Investor Class (See Note 1)	5,161	54,900
Shares converted from Investor Class (See Note 1)	(26,358)	(284,977)

Net increase (decrease)	95,454	$1,018,923

Year ended October 31, 2013:
Shares sold	200,855	$2,008,185
Shares issued to shareholders in reinvestment of dividends and distributions	19,392	183,062
Shares redeemed	(71,791)	(715,589)

Net increase (decrease) in shares outstanding before conversion	148,456	1,475,658
Shares converted into Investor Class (See Note 1)	1,679	17,095
Shares converted from Investor Class (See Note 1)	(17,094)	(172,392)

Net increase (decrease)	133,041	$1,320,361

88	MainStay Retirement Funds

Class I	Shares	Amount
Year ended October 31, 2014:
Shares sold	4,653,389	$50,615,787
Shares issued to shareholders in reinvestment of dividends and distributions	319,474	3,364,060
Shares redeemed	(931,925)	(10,022,768)

Net increase (decrease)	4,040,938	$43,957,079

Year ended October 31, 2013:
Shares sold	2,593,910	$26,453,445
Shares issued to shareholders in reinvestment of dividends and distributions	220,547	2,086,377
Shares redeemed	(1,867,264)	(18,412,262)

Net increase (decrease)	947,193	$10,127,560

Class R1	Shares	Amount
Period ended October 31, 2014 (a):
Shares sold	2,797,097	$31,044,295
Shares redeemed	(62,999)	(688,041)

Net increase (decrease)	2,734,098	$30,356,254

(a) Class R1 shares commenced operations on August 21, 2014.

Class R2	Shares	Amount
Year ended October 31, 2014:
Shares sold	171,582	$1,829,501
Shares issued to shareholders in reinvestment of dividends and distributions	18,147	190,361
Shares redeemed	(92,533)	(985,020)

Net increase (decrease)	97,196	$1,034,842

Year ended October 31, 2013:
Shares sold	448,892	$4,494,915
Shares issued to shareholders in reinvestment of dividends and distributions	121,352	1,144,358
Shares redeemed	(2,820,075)	(28,828,595)

Net increase (decrease)	(2,249,831)	$(23,189,322)

Class R3	Shares	Amount
Year ended October 31, 2014:
Shares sold	6,935	$74,204
Shares issued to shareholders in reinvestment of dividends and distributions	367	3,892
Shares redeemed	(11,730)	(125,513)

Net increase (decrease)	(4,428)	$(47,417)

Year ended October 31, 2013:
Shares sold	17,392	$172,561
Shares issued to shareholders in reinvestment of dividends and distributions	9,561	90,065
Shares redeemed	(232,108)	(2,294,898)

Net increase (decrease)	(205,155)	$(2,032,272)

MainStay Retirement 2030 Fund

Class A	Shares	Amount
Year ended October 31, 2014:
Shares sold	659,883	$7,083,625
Shares issued to shareholders in reinvestment of dividends and distributions	156,537	1,648,340
Shares redeemed	(2,281,217)	(25,147,947)

Net increase (decrease) in shares outstanding before conversion	(1,464,797)	(16,415,982)
Shares converted into Class A (See Note 1)	21,770	238,517
Shares converted from Class A (See Note 1)	(23)	(241)

Net increase (decrease)	(1,443,050)	$(16,177,706)

Year ended October 31, 2013:
Shares sold	2,268,947	$22,656,986
Shares issued to shareholders in reinvestment of dividends and distributions	48,519	438,130
Shares redeemed	(237,355)	(2,316,469)

Net increase (decrease) in shares outstanding before conversion	2,080,111	20,778,647
Shares converted into Class A (See Note 1)	30,823	301,782
Shares converted from Class A (See Note 1)	(7,033)	(69,848)

Net increase (decrease)	2,103,901	$21,010,581

Investor Class	Shares	Amount
Year ended October 31, 2014:
Shares sold	309,121	$3,319,038
Shares issued to shareholders in reinvestment of dividends and distributions	30,238	318,710
Shares redeemed	(122,522)	(1,315,615)

Net increase (decrease) in shares outstanding before conversion	216,837	2,322,133
Shares converted into Investor Class (See Note 1)	23	241
Shares converted from Investor Class (See Note 1)	(21,757)	(238,517)

Net increase (decrease)	195,103	$2,083,857

Year ended October 31, 2013:
Shares sold	258,157	$2,515,126
Shares issued to shareholders in reinvestment of dividends and distributions	18,571	168,070
Shares redeemed	(80,714)	(793,725)

Net increase (decrease) in shares outstanding before conversion	196,014	1,889,471
Shares converted into Investor Class (See Note 1)	7,022	69,848
Shares converted from Investor Class (See Note 1)	(30,769)	(301,782)

Net increase (decrease)	172,267	$1,657,537

89

Notes to Financial Statements (continued)

Class I	Shares	Amount
Year ended October 31, 2014:
Shares sold	6,525,556	$71,282,082
Shares issued to shareholders in reinvestment of dividends and distributions	438,604	4,649,198
Shares redeemed	(929,965)	(10,066,604)

Net increase (decrease)	6,034,195	$65,864,676

Year ended October 31, 2013:
Shares sold	2,966,530	$29,638,805
Shares issued to shareholders in reinvestment of dividends and distributions	290,574	2,644,223
Shares redeemed	(2,872,135)	(27,242,760)

Net increase (decrease)	384,969	$5,040,268

Class R1	Shares	Amount
Period ended October 31, 2014 (a):
Shares sold	2,002,556	$22,361,282
Shares redeemed	(44,958)	(496,846)

Net increase (decrease)	1,957,598	$21,864,436

(a) Class R1 shares commenced operations on August 21, 2014.

Class R2	Shares	Amount
Year ended October 31, 2014:
Shares sold	217,335	$2,320,704
Shares issued to shareholders in reinvestment of dividends and distributions	25,142	264,498
Shares redeemed	(85,067)	(915,277)

Net increase (decrease)	157,410	$1,669,925

Year ended October 31, 2013:
Shares sold	417,493	$4,042,544
Shares issued to shareholders in reinvestment of dividends and distributions	70,941	640,601
Shares redeemed	(1,948,167)	(19,416,404)

Net increase (decrease)	(1,459,733)	$(14,733,259)

Class R3	Shares	Amount
Year ended October 31, 2014:
Shares sold	21,567	$237,285
Shares issued to shareholders in reinvestment of dividends and distributions	375	3,993
Shares redeemed	(5,036)	(55,851)

Net increase (decrease)	16,906	$185,427

Year ended October 31, 2013:
Shares sold	39,727	$380,323
Shares issued to shareholders in reinvestment of dividends and distributions	23,939	216,646
Shares redeemed	(774,628)	(7,513,531)

Net increase (decrease)	(710,962)	$(6,916,562)

MainStay Retirement 2040 Fund

Class A	Shares	Amount
Year ended October 31, 2014:
Shares sold	427,362	$4,637,554
Shares issued to shareholders in reinvestment of dividends and distributions	74,781	802,404
Shares redeemed	(1,255,113)	(14,091,512)

Net increase (decrease) in shares outstanding before conversion	(752,970)	(8,651,554)
Shares converted into Class A (See Note 1)	28,042	309,690
Shares converted from Class A (See Note 1)	(3,593)	(39,187)

Net increase (decrease)	(728,521)	$(8,381,051)

Year ended October 31, 2013:
Shares sold	1,263,786	$12,602,575
Shares issued to shareholders in reinvestment of dividends and distributions	22,301	199,142
Shares redeemed	(162,029)	(1,615,650)

Net increase (decrease) in shares outstanding before conversion	1,124,058	11,186,067
Shares converted into Class A (See Note 1)	26,951	264,667
Shares converted from Class A (See Note 1)	(2,255)	(22,216)

Net increase (decrease)	1,148,754	$11,428,518

Investor Class	Shares	Amount
Year ended October 31, 2014:
Shares sold	266,768	$2,913,287
Shares issued to shareholders in reinvestment of dividends and distributions	23,452	252,576
Shares redeemed	(89,383)	(979,173)

Net increase (decrease) in shares outstanding before conversion	200,837	2,186,690
Shares converted into Investor Class (See Note 1)	3,581	39,187
Shares converted from Investor Class (See Note 1)	(27,940)	(309,690)

Net increase (decrease)	176,478	$1,916,187

Year ended October 31, 2013:
Shares sold	229,040	$2,223,113
Shares issued to shareholders in reinvestment of dividends and distributions	12,220	109,608
Shares redeemed	(38,473)	(375,340)

Net increase (decrease) in shares outstanding before conversion	202,787	1,957,381
Shares converted into Investor Class (See Note 1)	2,246	22,216
Shares converted from Investor Class (See Note 1)	(26,841)	(264,667)

Net increase (decrease)	178,192	$1,714,930

90	MainStay Retirement Funds

Class I	Shares	Amount
Year ended October 31, 2014:
Shares sold	5,678,571	$63,275,881
Shares issued to shareholders in reinvestment of dividends and distributions	265,229	2,869,777
Shares redeemed	(668,864)	(7,366,012)

Net increase (decrease)	5,274,936	$58,779,646

Year ended October 31, 2013:
Shares sold	1,864,018	$18,569,678
Shares issued to shareholders in reinvestment of dividends and distributions	169,387	1,524,486
Shares redeemed	(1,235,015)	(11,805,075)

Net increase (decrease)	798,390	$8,289,089

Class R1	Shares	Amount
Period ended October 31, 2014 (a):
Shares sold	1,093,433	$12,456,653
Shares redeemed	(14,241)	(157,266)

Net increase (decrease)	1,079,192	$12,299,387

(a) Class R1 shares commenced operations on August 21, 2014.

Class R2	Shares	Amount
Year ended October 31, 2014:
Shares sold	133,000	$1,450,280
Shares issued to shareholders in reinvestment of dividends and distributions	23,309	250,800
Shares redeemed	(58,130)	(644,586)

Net increase (decrease)	98,179	$1,056,494

Year ended October 31, 2013:
Shares sold	335,117	$3,250,745
Shares issued to shareholders in reinvestment of dividends and distributions	37,720	337,978
Shares redeemed	(1,066,736)	(10,663,690)

Net increase (decrease)	(693,899)	$(7,074,967)

Class R3	Shares	Amount
Year ended October 31, 2014:
Shares sold	1,240	$13,429
Shares issued to shareholders in reinvestment of dividends and distributions	84	907
Shares redeemed	(3,611)	(39,463)

Net increase (decrease)	(2,287)	$(25,127)

Year ended October 31, 2013:
Shares sold	44,761	$418,906
Shares issued to shareholders in reinvestment of dividends and distributions	17,159	153,406
Shares redeemed	(687,052)	(6,662,180)

Net increase (decrease)	(625,132)	$(6,089,868)

MainStay Retirement 2050 Fund

Class A	Shares	Amount
Year ended October 31, 2014:
Shares sold	233,644	$2,543,194
Shares issued to shareholders in reinvestment of dividends and distributions	26,182	279,621
Shares redeemed	(374,321)	(4,163,438)

Net increase (decrease) in shares outstanding before conversion	(114,495)	(1,340,623)
Shares converted into Class A (See Note 1)	15,932	177,480

Net increase (decrease)	(98,563)	$(1,163,143)

Year ended October 31, 2013:
Shares sold	350,574	$3,461,075
Shares issued to shareholders in reinvestment of dividends and distributions	6,751	59,751
Shares redeemed	(80,800)	(789,015)

Net increase (decrease) in shares outstanding before conversion	276,525	2,731,811
Shares converted into Class A (See Note 1)	315	2,998

Net increase (decrease)	276,840	$2,734,809

Investor Class	Shares	Amount
Year ended October 31, 2014:
Shares sold	178,190	$1,930,677
Shares issued to shareholders in reinvestment of dividends and distributions	14,175	151,252
Shares redeemed	(45,259)	(491,998)

Net increase (decrease) in shares outstanding before conversion	147,106	1,589,931
Shares converted from Investor Class (See Note 1)	(15,958)	(177,480)

Net increase (decrease)	131,148	$1,412,451

Year ended October 31, 2013:
Shares sold	129,905	$1,255,773
Shares issued to shareholders in reinvestment of dividends and distributions	4,927	43,552
Shares redeemed	(44,156)	(429,044)

Net increase (decrease) in shares outstanding before conversion	90,676	870,281
Shares converted from Investor Class (See Note 1)	(315)	(2,998)

Net increase (decrease)	90,361	$867,283

Class I	Shares	Amount
Year ended October 31, 2014:
Shares sold	1,276,124	$13,904,340
Shares issued to shareholders in reinvestment of dividends and distributions	206,588	2,216,692
Shares redeemed	(464,109)	(5,071,058)

Net increase (decrease)	1,018,603	$11,049,974

Year ended October 31, 2013:
Shares sold	1,203,773	$11,791,067
Shares issued to shareholders in reinvestment of dividends and distributions	97,940	870,682
Shares redeemed	(850,561)	(8,204,844)

Net increase (decrease)	451,152	$4,456,905

91

Notes to Financial Statements (continued)

Class R1	Shares	Amount
Period ended October 31, 2014 (a):
Shares sold	288,391	$3,250,221
Shares redeemed	(9,575)	(105,936)

Net increase (decrease)	278,816	$3,144,285

(a) Class R1 shares commenced operations on August 21, 2014.

Class R2	Shares	Amount
Year ended October 31, 2014:
Shares sold	117,230	$1,268,242
Shares issued to shareholders in reinvestment of dividends and distributions	20,386	218,129
Shares redeemed	(39,804)	(424,081)

Net increase (decrease)	97,812	$1,062,290

Year ended October 31, 2013:
Shares sold	218,196	$2,111,154
Shares issued to shareholders in reinvestment of dividends and distributions	11,028	97,710
Shares redeemed	(246,099)	(2,419,753)

Net increase (decrease)	(16,875)	$(210,889)

Class R3	Shares	Amount
Year ended October 31, 2014:
Shares sold	9,647	$106,976
Shares issued to shareholders in reinvestment of dividends and distributions	10	107
Shares redeemed	(317)	(3,512)

Net increase (decrease)	9,340	$103,571

Year ended October 31, 2013:
Shares sold	30,242	$280,895
Shares issued to shareholders in reinvestment of dividends and distributions	8,952	79,048
Shares redeemed	(470,294)	(4,521,457)

Net increase (decrease)	(431,100)	$(4,161,514)

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Retirement Funds as of and for the year ended October 31, 2014, events and transactions subsequent to October 31, 2014, through the date the financial statements were issued have been evaluated by the Retirement Funds’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

92	MainStay Retirement Funds

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, and MainStay Retirement 2050 Fund (each a “Fund” and collectively, “the Funds”), five of the funds constituting MainStay Funds Trust, as of October 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, and MainStay Retirement 2050 Fund of MainStay Funds Trust as of October 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2014

93

Federal Income Tax Information

(Unaudited)

The Retirement Funds are required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Retirement Funds during such fiscal years. Accordingly, the Retirement Funds paid the following as long term capital gain distributions.

MainStay Retirement 2010 Fund	$2,184,534
MainStay Retirement 2020 Fund	2,813,110
MainStay Retirement 2030 Fund	3,356,278
MainStay Retirement 2040 Fund	1,743,252
MainStay Retirement 2050 Fund	1,434,369

For the fiscal year ended October 31, 2014, the Retirement Funds designated approximately the following amounts under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

QDI$
MainStay Retirement 2010 Fund	$386,143
MainStay Retirement 2020 Fund	1,017,671
MainStay Retirement 2030 Fund	1,710,045
MainStay Retirement 2040 Fund	1,464,259
MainStay Retirement 2050 Fund	1,102,358

The dividends paid by the following Retirement Funds during the fiscal year ended October 31, 2014, which are not designated as capital gain distributions should be multiplied by the following percentages to arrive at the amount eligible for the corporate dividend-received deduction.

DRD%
MainStay Retirement 2010 Fund	19.8%
MainStay Retirement 2020 Fund	24.4
MainStay Retirement 2030 Fund	36.3
MainStay Retirement 2040 Fund	45.8
MainStay Retirement 2050 Fund	59.5

Under the Regulated Investment Company Modernization Act of 2010, any qualified Fund of Funds will be permitted to pass through foreign tax credits it received from it’s underlying investments. The list of qualified Fund of Funds passing through foreign tax credits for the tax year ended October 31, 2014 is listed below.

FTC$
MainStay Retirement 2010 Fund	$12,676
MainStay Retirement 2020 Fund	55,892
MainStay Retirement 2030 Fund	42,064
MainStay Retirement 2040 Fund	26,181
MainStay Retirement 2050 Fund	23,409

In February 2015, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2014. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Retirement Funds’ fiscal year end October 31, 2014.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Retirement Funds’ securities is available without charge, upon request, (i) by visiting the Retirement Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Retirement Funds are required to file with the SEC their proxy voting records for each Retirement Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

Each Retirement Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Each Retirement Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

94	MainStay Retirement Funds

Board of Trustees and Officers (Unaudited)

The Board of Trustees oversees the actions of the MainStay Group of Funds (which is comprised of Funds that are series of the MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay DefinedTerm Municipal Opportunities Fund) (collectively the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s), and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal.

Under the Retirement Policy, a Board Member must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board Members. Information pertaining to the Board Members and officers is set forth below. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Board Members are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Board Members	John Y. Kim* 9/24/60	Indefinite; The MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008.***	Vice Chairman (since January 2014) and Chief Investment Officer (since 2011), New York Life Insurance Company; President, Investments Group—New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management Holdings LLC (since 2008); Chairman of the Board of Managers (since 2008) and Chief Executive Officer (2008 to 2013), New York Life Investment Management LLC; Member of the Board, MCF Capital Management LLC (since 2012), Private Advisors LLC (since 2010); MacKay Shields LLC and Madison Capital Funding LLC (since 2008); and Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012)	82

MainStay VP Funds Trust:
Trustee since 2008 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

95

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	82

MainStay VP Funds Trust:

Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; The MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82

MainStay VP Funds Trust:

Chairman since 2013 and Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011;

Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	82

MainStay VP Funds Trust:

Trustee since 2006 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; The MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82

MainStay VP Funds Trust:

Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

96	MainStay Retirement Funds

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40	Indefinite; The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (since 2008); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, University of California—San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011)	82

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 1994 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

	John A. Weisser 10/22/41	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	82

MainStay VP Funds Trust:

Trustee since 1997 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

97

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since January 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Senior Managing Director (since 2012) and Chairman of the Board (since 2008), NYLIM Service Company LLC; Senior Managing Director (since 2005) and Co-President (since January 2014), New York Life Investment Management LLC; President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012))
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, The MainStay Funds and MainStay Funds Trust (since 2014)	Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Assistant Secretary, MainStay VP Funds Trust (2010 to 2014)**, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014); Associate, Dechert LLP (2006 to 2010)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**; Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Insurance Company, New York Life Investment Management LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

98	MainStay Retirement Funds

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Alternative

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2014 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1630708 MS360-14	MSRF11-12/14 (NYLIM) NL233

MainStay Floating Rate Fund

Message from the President and Annual Report

October 31, 2014

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Message from the President

U.S. stocks saw relatively strong results for the 12 months ended October 31, 2014, with several leading U.S. stock indices recording double-digit returns. Despite geopolitical unrest and global economic uncertainty, domestic stocks benefited from accommodative central bank policies, increased merger and acquisition activity and solid corporate earnings.

In the United States, growth stocks outpaced value stocks at all capitalization levels except the very smallest, according to Russell data. Among stocks that Russell deemed defensive, however, the trend reversed, with value tending to outperform growth.

On the whole, international stocks provided disappointing performance during the 12-month reporting period, with returns for leading international stock indices ranging from nearly flat to negative. Increasing investor uncertainty about Europe, China and Japan contributed to the weakness, as did continuing tensions between Russia and Ukraine.

In Europe, slowing growth in gross domestic product (GDP) fueled deflation concerns, and remarks by the European Central Bank were not able to restore market confidence. The slowing pace of growth in China affected many countries, especially export-oriented emerging markets. Japan’s economy struggled after a consumer tax hike in April 2014 led to questions about the viability of the nation’s economic reforms.

For the most part, bond markets provided positive returns, with strong results from convertible bonds and emerging-market bonds overall. The Federal Open Market Committee kept the federal funds target rate in a range near zero throughout the reporting period. This accommodative stance benefited high-yield bonds and leveraged loans as investors searched for yield. The demand for municipal bonds remained consistently strong throughout the reporting period and municipal bond returns were strengthened as supply declined year-over-year.

If there’s anything certain about the stock and bond markets, it’s that there will always be unpredictable elements. This poses a difficult—but not insurmountable—challenge for investors. At MainStay Funds, our portfolio managers seek to prepare for the unknown by employing time-tested strategies and investment techniques as they pursue well-defined investment objectives outlined in the prospectus. Drawing on their own extensive investment experience, they pursue an appropriate balance of risk and reward for their respective Funds, no matter where the markets may move.

The report that follows shows how this approach affected your MainStay Fund during the 12 months ended October 31, 2014. We encourage you to read the report carefully and use it as you evaluate the progress of your investment portfolio. With increasing knowledge, ongoing portfolio adjustments and wise decisions along the way, you may be better able to pursue your long-range financial goals.

We thank you for choosing MainStay Funds, and we are pleased to have earned your trust. We know that with trust comes responsibility; and we will seek to honor that responsibility for as long as you invest with us.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2014

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	–0.97 2.09%	4.20 4.84%	3.54 3.86%	1.00 1.00%
Investor Class Shares[3]	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	–0.94 2.13	4.15 4.78	3.49 3.81	1.05 1.05
Class B Shares	Maximum 3% CDSC if Redeemed Within the First Four Years of Purchase	With sales charges Excluding sales charges	–1.59 1.37	4.03 4.03	3.05 3.05	1.80 1.80
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	0.38 1.37	4.01 4.01	3.03 3.03	1.80 1.80
Class I Shares	No Sales Charge		2.35	5.10	4.13	0.75

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
Credit Suisse Leveraged Loan Index[4]	3.77%	6.59%	4.88%
S&P/LSTA Leveraged Loan Index[5]	3.36	6.40	5.08
Average Lipper Loan Participation Fund[6]	2.45	5.82	3.69

4.	The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, U.S. dollar-denominated non-investment-grade loans. Results assume reinvestment of all income and capital gains. The Credit Suisse Leveraged Loan Index is the Fund’s broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
5.	The S&P/LSTA Leveraged Loan Index is a broad index designed to reflect the performance of U.S. dollar facilities in the leveraged loan market. The Fund has selected the S&P/LSTA Leveraged Loan Index as a secondary benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The average Lipper loan participation fund is representative of funds that invest primarily in participation interests in collateralized senior corporate loans that have floating or variable rates. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Floating Rate Fund

Cost in Dollars of a $1,000 Investment in MainStay Floating Rate Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2014, to October 31, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2014, to October 31, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/14	Ending Account Value (Based on Actual Returns and Expenses) 10/31/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/14	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,006.40	$5.56	$1,019.70	$5.60

Investor Class Shares	$1,000.00	$1,006.70	$5.31	$1,019.90	$5.35

Class B Shares	$1,000.00	$1,002.90	$9.09	$1,016.10	$9.15

Class C Shares	$1,000.00	$1,002.90	$9.09	$1,016.10	$9.15

Class I Shares	$1,000.00	$1,007.70	$4.30	$1,020.90	$4.33

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.10% for Class A, 1.05% for Investor Class, 1.80% for Class B and Class C and 0.85% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Industry Composition as of October 31, 2014 (Unaudited)

Healthcare, Education & Childcare	9.4%
Diversified/Conglomerate Service	8.9
Broadcasting & Entertainment	5.6
Electronics	5.2
Retail Store	4.9
Telecommunications	4.8
Hotels, Motels, Inns & Gaming	4.7
Chemicals, Plastics & Rubber	4.5
Diversified/Conglomerate Manufacturing	4.5
Oil & Gas	4.3
Automobile	4.2
Leisure, Amusement, Motion Pictures & Entertainment	3.8
Machinery (Non-Agriculture, Non-Construct & Non-Electronic)	3.7
Printing & Publishing	3.2
Utilities	3.2
Mining, Steel, Iron & Non-Precious Metals	3.0
Containers, Packaging & Glass	2.8
Insurance	2.8

Buildings & Real Estate	2.6%
Aerospace & Defense	2.5
Finance	2.5
Beverage, Food & Tobacco	1.6
Personal & Nondurable Consumer Products (Manufacturing Only)	1.2
Home and Office Furnishings, Housewares & Durable Consumer Products	1.0
Personal, Food & Miscellaneous Services	1.0
Personal Transportation	0.8
Cargo Transport	0.3
Ecological	0.3
Grocery	0.2
Real Estate	0.2
Software	0.2
Affiliated Investment Company	0.1
Short-Term Investments	1.8
Other Assets, Less Liabilities	0.2

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of October 31, 2014 (excluding short-term investments) (Unaudited)

1.	Asurion LLC, 5.00%–8.50%, due 5/24/19–3/3/21

2.	First Data Corp., 3.653%–6.75%, due 3/23/18–3/24/21

3.	Reynolds Group Holdings, Inc., 4.00%–9.875%, due 12/1/18–8/15/19

4.	Univision Communications, Inc., 4.00%, due 3/1/20

5.	Community Health Systems, Inc., 3.484%–4.25%, due 1/25/17–1/27/21

6.	Rexnord LLC, 4.00%, due 8/21/20

7.	Axalta Coating Systems US Holdings, Inc., 3.75%, due 2/1/20

8.	Gardner Denver, Inc., 4.25%, due 7/30/20

9.	WideOpenWest Finance LLC, 3.75%–4.75%, due 7/17/17–4/1/19

10.	Scientific Games International, Inc., 4.25%, due 10/18/20

8	MainStay Floating Rate Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Robert H. Dial, Mark A. Campellone and Arthur S. Torrey of NYL Investors LLC, the Fund’s Subadvisor.

How did MainStay Floating Rate Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2014?

Excluding all sales charges, MainStay Floating Rate Fund returned 2.09% for Class A shares, 2.13% for Investor Class shares and 1.37% for Class B and Class C shares for the 12 months ended October 31, 2014. Over the same period, the Fund’s Class I shares returned 2.35%. All share classes underperformed the 3.77% return of the Credit Suisse Leveraged Loan Index,1 the 3.36% return of the S&P/LSTA Leveraged Loan Index1 and the 2.45% return of the average Lipper2 loan participation fund for the 12 months ended October 31, 2014. The Credit Suisse Leveraged Loan Index is the Fund’s primary broad-based securities-market index, and the S&P/LSTA Leveraged Loan Index is a secondary benchmark of the Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

Modest cash balances coupled with an underweight position relative to the Credit Suisse Leveraged Loan Index in credits rated CCC3 and lower, unrated credits and distressed credits contributed to the Fund’s underperformance of the Index. (Contributions take weightings and total returns into account.) Riskier assets (those rated CCC and lower and distressed credits) outperformed less-risky credits (loans rated BB4 and above) during the reporting period. The Fund did rebalance its credit-quality exposures during the reporting period, reducing its allocation to credits rated BB in favor of credits rated B.5 The Fund also modestly increased its exposure to credits rated CCC but remained underweight relative to the Credit Suisse Leveraged Loan Index.

What was the Fund’s duration6 strategy during the reporting period?

The Fund invested in floating-rate loans that had a weighted average effective duration of less than three months. Floating-rate loans mature, on average, in five to seven years, but loan maturity can be as long as nine years. The underlying interest rate contracts of the Fund’s loans, which are typically pegged to LIBOR,7 reset every 30, 60, 90 or 180 days. The Fund’s weighted average days-to-reset figure at October 31, 2014, was 53 days, which we consider to be a short duration. Since reset dates may vary for different loans, the actual period between a shift in interest rates and the time when the Fund would “catch up” may differ.

During the reporting period, which market segments were the strongest positive contributors to the Fund’s performance and which market segments were particularly weak?

Sector allocation and the Fund’s credit biases detracted from the Fund’s performance relative to the Credit Suisse Leveraged Loan Index. The Fund’s cash position also detracted. Security selection, on the other hand, contributed positively to the Fund’s performance relative to the Index.

Did the Fund make any significant adjustments from a sector positioning perspective during the reporting period?

As previously noted, the Fund reduced its allocation to credits rated BB in favor of credits rated B. The Fund also modestly increased its exposure to credits rated CCC but remained underweight relative to the Credit Suisse Leveraged Loan Index.

1.	See footnote on page 6 for more information on this index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	An obligation rated ‘CCC’ by S&P is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4.	An obligation rated ‘BB’ by Standard & Poor’s (“S&P”) is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
5.	An obligation rated ‘B’ by S&P is deemed by S&P to be more vulnerable to nonpayment than obligations rated ‘BB’, but in the opinion of S&P, the obligor currently has the capacity to meet its financial commitment on the obligation. It is the opinion of S&P that adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
6.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
7.	London InterBank Offered Rate (LIBOR) is an interest rate that is widely used as a reference rate in bank, corporate and government lending agreements.

9

How was the Fund positioned at the end of the reporting period?

As of October 31, 2014, the Fund was modestly overweight relative to the Credit Suisse Leveraged Loan Index in credits rated BB and B. As of the same date, the Fund was underweight relative to the Index in credits rated CCC and lower and unrated credits.

As of October 31, 2014, the Fund’s largest industry exposures were in service (where the Fund was underweight relative to the Credit Suisse Leveraged Loan index), health care (also underweight), information technology (modestly underweight), gaming/leisure (overweight relative to the Index) and manufacturing (also overweight).

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Floating Rate Fund

Portfolio of Investments October 31, 2014

	Principal Amount	Value

Long-Term Bonds 97.9%† Corporate Bonds 1.0%
Containers, Packaging & Glass 0.2%
Greif, Inc. 7.75%, due 8/1/19	$1,350,000	$1,545,749
♦Reynolds Group Issuer, Inc. 9.875%, due 8/15/19	1,100,000	1,194,875

		2,740,624

Finance 0.2%
Nationstar Mortgage LLC / Nationstar Capital Corp. 6.50%, due 7/1/21	3,000,000	2,790,000

Mining, Steel, Iron & Non-Precious Metals 0.1%
FMG Resources (August 2006) Pty, Ltd. 6.00%, due 4/1/17 (a)	2,000,000	2,040,000

Real Estate 0.3%
iStar Financial, Inc.
4.00%, due 11/1/17	1,800,000	1,782,900
5.00%, due 7/1/19	1,800,000	1,791,000

		3,573,900

Software 0.2%
♦First Data Corp. 6.75%, due 11/1/20 (a)	2,753,000	2,945,710

Total Corporate Bonds (Cost $13,859,811)		14,090,234

Floating Rate Loans 88.3% (b)
Aerospace & Defense 2.5%
American Airlines, Inc. Exit Term Loan 3.75%, due 6/27/19	9,241,243	9,096,026
Booz Allen Hamilton, Inc. New Term Loan 3.75%, due 7/31/19	10,294,494	10,226,941
Delta Air Lines, Inc. 2018 Term Loan B1 3.25%, due 10/18/18	1,354,075	1,323,890
TransDigm, Inc. Term Loan C 3.75%, due 2/28/20	8,178,587	8,038,022
U.S. Airways Group, Inc. New Term Loan B1 3.50%, due 5/23/19	8,371,000	8,164,345

		36,849,224

	Principal Amount	Value

Automobile 4.1%
Affinia Group Intermediate Holdings, Inc. Term Loan B2 4.75%, due 4/27/20	$5,009,638	$4,978,327
Allison Transmission, Inc. New Term Loan B3 3.75%, due 8/23/19	5,388,241	5,340,130
Capital Automotive, L.P. New Term Loan B 4.00%, due 4/10/19	7,930,173	7,877,303
New 2nd Lien Term Loan 6.00%, due 4/30/20	1,666,667	1,683,333
Chrysler Group LLC 2018 Term Loan B 3.25%, due 12/31/18	2,985,000	2,954,219
New Term Loan B 3.50%, due 5/24/17	6,762,789	6,719,115
Federal-Mogul Holdings Corp. New Term Loan C 4.75%, due 4/15/21	9,481,250	9,411,459
Goodyear Tire & Rubber Co. (The) New 2nd Lien Term Loan 4.75%, due 4/30/19	9,000,000	9,009,000
KAR Auction Services, Inc. Term Loan B2 3.50%, due 3/11/21	1,963,507	1,943,872
MPG Holdco I, Inc. Term Loan B 4.50%, due 10/20/21	6,000,000	5,978,748
Tower Automotive Holdings USA LLC New Term Loan 4.00%, due 4/23/20	6,248,687	6,157,562

		62,053,068

Beverage, Food & Tobacco 1.4%
Albertson’s Holdings LLC Term Loan B4 TBD, due 8/25/21 (c)	8,800,000	8,795,107
American Seafoods Group LLC New Term Loan B 4.502%, due 3/18/18 (d)	2,366,414	2,224,430
H.J. Heinz Co. Term Loan B2 3.50%, due 6/5/20	3,050,399	3,028,793
New Albertson’s, Inc. Term Loan 4.75%, due 6/27/21	2,333,333	2,302,708
Pinnacle Foods Finance LLC Term Loan G 3.25%, due 4/29/20	4,151,043	4,067,375

		20,418,413

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of October 31, 2014, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2014 (continued)

	Principal Amount	Value

Floating Rate Loans (continued)
Broadcasting & Entertainment 5.6%
Cequel Communications LLC Term Loan B 3.50%, due 2/14/19	$6,064,586	$5,990,943
Charter Communications Operating LLC Term Loan G 4.25%, due 9/12/21	3,600,000	3,625,499
Clear Channel Communications, Inc. Term Loan B 3.804%, due 1/29/16	5,231,925	5,180,543
Term Loan D 6.904%, due 1/30/19	3,250,000	3,065,563
Cumulus Media Holdings, Inc. 2013 Term Loan 4.25%, due 12/23/20	8,309,922	8,185,273
Hubbard Radio LLC Term Loan B 4.50%, due 4/29/19	4,296,878	4,267,337
Mission Broadcasting, Inc. Term Loan B2 3.75%, due 10/1/20	1,291,134	1,268,540
Nexstar Broadcasting, Inc. Term Loan B2 3.75%, due 10/1/20	1,464,167	1,438,544
Numericable U.S. LLC
USD Term Loan B1 4.50%, due 5/21/20	2,144,669	2,146,966
USD Term Loan B2 4.50%, due 5/21/20	1,855,431	1,857,418
TWCC Holding Corp. REFI Term Loan B 3.50%, due 2/13/17	1,733,718	1,707,982
♦Univision Communications, Inc. Term Loan C3 4.00%, due 3/1/20	3,546,000	3,503,154
Term Loan C4 4.00%, due 3/1/20	12,042,335	11,914,385
UPC Financing Partnership USD Term Loan AH 3.25%, due 6/30/21	7,004,077	6,831,896
Virgin Media Bristol LLC USD Term Loan B 3.50%, due 6/7/20	9,000,000	8,868,753
♦WideOpenWest Finance LLC New Term Loan B1 3.75%, due 7/17/17	2,475,000	2,459,016
Term Loan B 4.75%, due 4/1/19	11,751,062	11,729,029

		84,040,841

	Principal Amount	Value

Buildings & Real Estate 2.6%
Continental Building Products LLC 1st Lien Term Loan 4.00%, due 8/28/20	$5,261,171	$5,103,336
CPG International, Inc. New Term Loan 4.75%, due 9/30/20	4,125,000	4,087,186
Realogy Corp. New Term Loan B 3.75%, due 3/5/20	12,263,950	12,113,717
USIC Holdings, Inc. 1st Lien Term Loan 4.00%, due 7/10/20 (d)	5,925,000	5,791,688
Wilsonart LLC Term Loan B 4.00%, due 10/31/19	11,426,981	11,212,725

		38,308,652

Cargo Transport 0.3%
Swift Transportation Co. LLC 2014 Term Loan B 3.75%, due 6/9/21	4,145,833	4,113,011

Chemicals, Plastics & Rubber 4.3%
Allnex USA, Inc. USD Term Loan B2 4.50%, due 10/3/19	1,230,831	1,221,600
Arysta LifeScience SPC LLC 1st Lien Term Loan 4.50%, due 5/29/20	5,933,902	5,907,941
2nd Lien Term Loan 8.25%, due 11/30/20	1,200,000	1,210,500
♦Axalta Coating Systems US Holdings, Inc. USD Term Loan 3.75%, due 2/1/20	14,980,472	14,723,002
AZ Chem US, Inc. 1st Lien Term Loan 4.50%, due 6/12/21	746,877	744,698
ECO Services Operations LLC Term Loan B TBD, due 10/8/21 (d)	1,300,000	1,295,125
Emerald Performance Materials LLC New 1st Lien Term Loan 4.50%, due 8/1/21	1,500,000	1,473,750
New 2nd Lien Term Loan 7.75%, due 8/1/22	1,300,000	1,276,167
Ineos US Finance LLC 6 Year Term Loan 3.75%, due 5/4/18	6,702,124	6,598,804
MacDermid, Inc. USD 1st Lien Term Loan 4.00%, due 6/7/20	5,925,000	5,778,730

12	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Floating Rate Loans (continued)
Chemicals, Plastics & Rubber (continued)
OXEA Finance LLC USD Term Loan B2 4.25%, due 1/15/20	$2,950,000	$2,868,875
Polymer Group, Inc. 1st Lien Term Loan 5.25%, due 12/19/19	5,558,000	5,537,157
Solenis International, L.P. USD 1st Lien Term Loan 4.25%, due 7/31/21	1,500,000	1,467,188
USD 2nd Lien Term Loan 7.75%, due 7/31/22	1,250,000	1,216,875
Univar, Inc. Term Loan B 5.00%, due 6/30/17	13,672,518	13,569,974

		64,890,386

Containers, Packaging & Glass 2.2%
Ardagh Holdings USA, Inc. Incremental Term Loan 4.00%, due 12/17/19	2,985,000	2,957,015
Berry Plastics Holding Corp. Term Loan E 3.75%, due 1/6/21	6,970,573	6,845,682
Caraustar Industries, Inc. Term Loan 7.50%, due 5/1/19	2,584,285	2,593,976
Multi Packaging Solutions, Inc. Term Loan A 4.25%, due 9/30/20	997,500	982,537
Rack Merger Sub, Inc. 2nd Lien Term Loan 8.25%, due 10/3/22	1,000,000	1,000,625
♦Reynolds Group Holdings, Inc. New Dollar Term Loan 4.00%, due 12/1/18	14,892,270	14,797,123
Signode Industrial Group US, Inc. USD Term Loan B 4.00%, due 5/1/21	3,437,037	3,368,296

		32,545,254

Diversified/Conglomerate Manufacturing 4.5%
Allied Security Holdings LLC New 1st Lien Term Loan 4.25%, due 2/12/21	1,958,889	1,934,403
New 2nd Lien Term Loan 8.00%, due 8/13/21	871,233	862,157
Atkore International, Inc. 1st Lien Term Loan 4.50%, due 4/9/21	3,192,100	3,160,179
2nd Lien Term Loan 7.75%, due 10/9/21	1,950,000	1,918,312

	Principal Amount	Value

Diversified/Conglomerate Manufacturing (continued)
Doosan Infracore International, Inc. Term Loan B 4.50%, due 5/28/21	$5,785,500	$5,780,681
♦Gardner Denver, Inc. USD Term Loan 4.25%, due 7/30/20	14,652,000	14,417,978
Maxim Crane Works, L.P. 2nd Lien Term Loan 10.25%, due 11/26/18	2,062,500	2,088,281
NN, Inc. Term Loan B 6.00%, due 8/27/21	4,000,000	3,970,000
North American Lifting Holdings, Inc. 1st Lien Term Loan 5.50%, due 11/27/20	6,420,585	6,420,585
Quikrete Holdings, Inc. 1st Lien Term Loan 4.00%, due 9/28/20	12,374,045	12,223,242
2nd Lien Term Loan 7.00%, due 3/26/21	1,300,000	1,306,500
Sensus USA, Inc. 1st Lien Term Loan 4.50%, due 5/9/17	2,026,557	1,965,760
Veyance Technologies, Inc. 1st Lien Term Loan 5.25%, due 9/8/17	10,833,598	10,769,279

		66,817,357

Diversified/Conglomerate Service 8.9%
Acosta Holdco, Inc. 2014 Term Loan 5.00%, due 9/26/21	4,285,714	4,278,570
Advantage Sales & Marketing, Inc. Delayed Draw Term Loan 3.75%, due 7/23/21 (e)	161,298	159,564
2014 1st Lien Term Loan 4.25%, due 7/23/21	9,677,403	9,573,371
2014 2nd Lien Term Loan 7.50%, due 7/25/22	1,458,333	1,447,396
Applied Systems, Inc. New 1st Lien Term Loan 4.25%, due 1/25/21	2,977,500	2,941,770
New 2nd Lien Term Loan 7.50%, due 1/23/22	1,400,000	1,394,750
AVSC Holding Corp. 1st Lien Term Loan 4.50%, due 1/24/21	1,134,728	1,125,745
Brickman Group, Ltd. LLC 1st Lien Term Loan 4.00%, due 12/18/20	8,072,384	7,910,936
2nd Lien Term Loan 7.50%, due 12/17/21	1,400,000	1,373,313

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2014 (continued)

	Principal Amount	Value

Floating Rate Loans (continued)
Diversified/Conglomerate Service (continued)
Brock Holdings III, Inc. New Term Loan B 6.00%, due 3/16/17	$5,010,931	$4,919,066
New 2nd Lien Term Loan 10.00%, due 3/16/18	1,350,000	1,302,750
Capital Safety North America Holdings, Inc. 1st Lien Term Loan 3.75%, due 3/29/21	3,751,429	3,630,681
2nd Lien Term Loan 6.50%, due 3/28/22	1,600,000	1,568,000
CCC Information Services, Inc. Term Loan 4.00%, due 12/20/19	5,433,448	5,340,628
CompuCom Systems, Inc. REFI Term Loan B 4.25%, due 5/11/20	8,326,538	7,899,803
Connolly Corp. 1st Lien Term Loan 5.00%, due 5/14/21	2,605,969	2,588,053
Crossmark Holdings, Inc. 1st Lien Term Loan 4.50%, due 12/20/19 (d)	2,947,500	2,868,899
2nd Lien Term Loan 8.75%, due 12/21/20 (d)	200,000	196,000
Emdeon Business Services LLC Term Loan B2 3.75%, due 11/2/18	2,613,992	2,588,942
♦First Data Corp. New 2018 Extended Term Loan 3.653%, due 3/23/18	5,250,000	5,198,813
New 2018 Term Loan 3.653%, due 9/24/18	5,100,000	5,049,000
Extended 2021 Term Loan 4.153%, due 3/24/21	4,670,416	4,633,053
Genesys Telecom Holdings U.S., Inc. New Term Loan B 4.00%, due 2/7/20	3,611,640	3,548,437
Delayed Draw Term Loan 4.50%, due 11/13/20	1,985,000	1,977,556
Information Resources, Inc. Term Loan B 4.75%, due 9/30/20	1,980,000	1,972,575
Kronos, Inc. Initial Incremental Term Loan 4.50%, due 10/30/19	2,377,156	2,364,081
Mitchell International, Inc. New 1st Lien Term Loan 4.50%, due 10/12/20	5,177,542	5,128,355
MX Holdings USA, Inc. USD Term Loan B 4.25%, due 8/14/20	4,409,556	4,354,437

	Principal Amount	Value

Diversified/Conglomerate Service (continued)
Sabre, Inc. Term Loan C 3.50%, due 2/19/18	$361,650	$358,486
ServiceMaster Co. 2014 Term Loan B 4.25%, due 7/1/21	11,700,000	11,587,879
Sophia, L.P. 2014 Term Loan B 4.00%, due 7/19/18	4,818,998	4,770,808
Sungard Availability Services Capital, Inc. Term Loan B 6.00%, due 3/31/19	2,611,875	2,334,363
SunGard Data Systems, Inc. Term Loan C 3.902%, due 2/28/17	2,364,888	2,353,064
Term Loan E 4.00%, due 3/8/20	6,799,188	6,765,192
Vantiv LLC 2014 Term Loan B 3.75%, due 6/13/21	2,992,500	2,964,819
Verint Systems, Inc. USD Term Loan 3.50%, due 9/6/19	4,598,719	4,566,529

		133,035,684

Ecological 0.3%
ADS Waste Holdings, Inc. New Term Loan 3.75%, due 10/9/19	3,255,588	3,179,082
Multi Packaging Solutions, Inc. 2014 Term Loan B 4.25%, due 9/30/20	995,000	977,588

		4,156,670

Electronics 4.5%
Blue Coat Systems, Inc. 1st Lien Term Loan 4.00%, due 5/31/19	5,330,772	5,221,933
2nd Lien Term Loan 9.50%, due 6/28/20	2,000,000	1,995,000
BMC Software Finance, Inc. USD Term Loan 5.00%, due 9/10/20	4,951,365	4,882,719
CDW LLC New Term Loan 3.25%, due 4/29/20	1,438,629	1,405,181
Dell, Inc. USD Term Loan B 4.50%, due 4/29/20	12,375,000	12,386,249
Eagle Parent, Inc. New Term Loan 4.00%, due 5/16/18	8,437,911	8,369,353

14	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Floating Rate Loans (continued)
Electronics (continued)
EIG Investors Corp. 2013 Term Loan 5.00%, due 11/9/19	$5,992,518	$5,977,536
Evertec Group LLC New Term Loan B 3.50%, due 4/17/20	7,906,187	7,761,243
Go Daddy Operating Co. LLC New Term Loan B 4.75%, due 5/13/21	2,992,500	2,976,290
Infor (US), Inc. USD Term Loan B3 3.75%, due 6/3/20	1,951,715	1,914,511
USD Term Loan B5 3.75%, due 6/3/20	6,786,462	6,674,771
Peak 10, Inc. 1st Lien Term Loan 5.00%, due 6/17/21	46,750	46,458
Sybil Software LLC Term Loan 4.75%, due 3/20/20	2,437,500	2,422,266
Zebra Technologies Corp. Term Loan B 4.75%, due 9/30/21	6,000,000	6,039,000

		68,072,510

Finance 2.3%
Avis Budget Car Rental LLC New Term Loan B 3.00%, due 3/15/19	2,375,381	2,348,658
Brand Energy & Infrastructure Services, Inc. New Term Loan B 4.75%, due 11/26/20	10,177,691	10,091,181
Duff & Phelps Investment Management Co. Term Loan B 4.50%, due 4/23/20	8,899,938	8,803,525
Hertz Corp. (The) Term Loan B2 3.00%, due 3/11/18	346,173	336,762
New Synthetic LC 3.75%, due 3/11/18	5,250,000	5,210,625
Interactive Data Corp. 2014 Term Loan 4.75%, due 5/2/21	3,990,000	3,985,012
Ocwen Financial Corp. Term Loan 5.00%, due 2/15/18	3,546,000	3,413,025

		34,188,788

	Principal Amount	Value

Grocery 0.2%
Roundy’s Supermarkets, Inc. New Term Loan B 5.75%, due 3/3/21	$3,980,000	$3,547,175

Healthcare, Education & Childcare 8.4%
Akorn, Inc. Term Loan B 4.50%, due 4/16/21	4,500,000	4,464,374
Amsurg Corp. 1st Lien Term Loan B 3.75%, due 7/16/21	3,591,000	3,556,588
♦Community Health Systems, Inc. 2017 Term Loan E 3.484%, due 1/25/17	2,104,716	2,097,152
Term Loan D 4.25%, due 1/27/21	13,053,515	13,061,674
DaVita HealthCare Partners, Inc. Term Loan B 3.50%, due 6/24/21	8,161,346	8,073,905
Envision Healthcare Corp. Term Loan 4.00%, due 5/25/18	8,178,966	8,109,960
Generic Drug Holdings, Inc. Term Loan B1 5.00%, due 8/14/20	1,481,250	1,481,250
HCA, Inc. Term Loan B5 2.904%, due 3/31/17	648,134	645,164
Extended Term Loan B4 2.983%, due 5/1/18	3,768,542	3,747,344
IASIS Healthcare LLC Term Loan B2 4.50%, due 5/3/18	4,633,470	4,627,678
Ikaria, Inc. 1st Lien Term Loan 5.00%, due 2/12/21	6,589,242	6,587,186
2nd Lien Term Loan 8.75%, due 2/14/22	1,400,000	1,401,166
IMS Health, Inc. New USD Term Loan 3.50%, due 3/17/21	1,571,742	1,549,148
Kindred Healthcare, Inc. New Term Loan 4.00%, due 4/9/21	4,189,500	4,137,131
Kinetic Concepts, Inc. USD Term Loan E1 4.00%, due 5/4/18	7,667,440	7,609,934
Millennium Laboratories, Inc. Term Loan B 5.25%, due 4/16/21	3,990,000	3,987,506

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2014 (continued)

	Principal Amount	Value

Floating Rate Loans (continued)
Healthcare, Education & Childcare (continued)
Onex Carestream Finance, L.P.
1st Lien Term Loan 5.00%, due 6/7/19	$8,184,059	$8,186,105
2nd Lien Term Loan 9.50%, due 12/7/19	4,539,000	4,489,829
Opal Acquisition, Inc. 1st Lien Term Loan 5.00%, due 11/27/20	7,046,750	7,020,325
Ortho-Clinical Diagnostics, Inc. Term Loan B 4.75%, due 6/30/21	3,325,000	3,281,359
Pharmaceutical Product Development LLC New Term Loan B 4.00%, due 12/5/18	6,329,701	6,275,898
PharMedium Healthcare Corp. 1st Lien Term Loan 4.25%, due 1/28/21	2,037,000	1,992,864
Quintiles Transnational Corp. Term Loan B3 3.75%, due 6/8/18	8,317,413	8,234,239
Salix Pharmaceuticals, Ltd. Term Loan 4.25%, due 1/2/20	5,261,667	5,252,269
Select Medical Corp. Series E Term Loan B 3.75%, due 6/1/18	2,638,607	2,612,221
Surgical Care Affiliates, Inc. Class C Incremental Term Loan 4.00%, due 6/29/18	2,759,445	2,704,257

		125,186,526

Home and Office Furnishings, Housewares & Durable Consumer Products 1.0%
Jarden Corp. Add-On Term Loan B1 2.904%, due 9/30/20	2,437,594	2,426,625
Serta Simmons Holdings LLC Term Loan 4.25%, due 10/1/19	8,424,793	8,336,594
Tempur-Pedic International, Inc. REFI Term Loan B 3.50%, due 3/18/20	4,096,295	4,033,573

		14,796,792

Hotels, Motels, Inns & Gaming 4.4%
Caesars Entertainment Operating Co.
Extended Term Loan B5 5.985%, due 3/1/17	3,622,550	3,233,126
Extended Term Loan B6 6.985%, due 3/1/17	3,249,010	2,903,803
Term Loan B7 9.75%, due 1/28/18	2,904,375	2,681,464

	Principal Amount	Value

Hotels, Motels, Inns & Gaming (continued)
Caesars Entertainment Resort Properties LLC Term Loan B 7.00%, due 10/11/20	$7,443,750	$7,095,755
Hilton Worldwide Finance LLC USD Term Loan B2 3.50%, due 10/26/20	7,339,831	7,261,845
La Quinta Intermediate Holdings LLC Term Loan B 4.00%, due 4/14/21	6,851,272	6,784,904
MGM Resorts International Term Loan B 3.50%, due 12/20/19	7,438,901	7,343,593
Pinnacle Entertainment, Inc. Term Loan B2 3.75%, due 8/13/20	5,142,854	5,078,568
♦Scientific Games International, Inc. New 2014 Term Loan B 4.25%, due 10/18/20	13,895,000	13,599,731
Station Casinos LLC Term Loan B 4.25%, due 3/2/20	10,320,304	10,159,049

		66,141,838

Insurance 2.8%
♦Asurion LLC
New Term Loan B1 5.00%, due 5/24/19	16,309,620	16,301,971
New 2nd Lien Term Loan 8.50%, due 3/3/21	4,000,000	4,056,252
Hub International, Ltd. Term Loan B 4.25%, due 10/2/20	6,967,728	6,859,728
MPH Acquisition Holdings LLC Term Loan 4.00%, due 3/31/21	4,199,585	4,133,967
Sedgwick, Inc.
1st Lien Term Loan 3.75%, due 3/1/21	6,453,784	6,265,011
2nd Lien Term Loan 6.75%, due 2/28/22	4,800,000	4,665,000

		42,281,929

Leisure, Amusement, Motion Pictures & Entertainment 2.3%
Boyd Gaming Corp. Term Loan B 4.00%, due 8/14/20	2,913,748	2,884,611
CityCenter Holdings LLC Term Loan B 4.25%, due 10/16/20	7,092,265	7,040,846
Fitness International LLC Term Loan B 5.50%, due 7/1/20	3,990,000	3,955,087

16	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Floating Rate Loans (continued)
Leisure, Amusement, Motion Pictures & Entertainment (continued)
US Finco LLC
1st Lien Term Loan 4.00%, due 5/29/20	$3,634,000	$3,565,862
2nd Lien Term Loan 8.25%, due 11/30/20	2,400,000	2,376,000
William Morris Endeavor Entertainment LLC 1st Lien Term Loan 5.25%, due 5/6/21	4,027,406	3,956,927
2nd Lien Term Loan 8.25%, due 5/1/22	2,800,000	2,723,000
WMG Acquisition Corp. New Term Loan 3.75%, due 7/1/20	8,254,957	7,981,511

		34,483,844

Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 3.4%
Alliance Laundry Systems LLC
REFI Term Loan 4.25%, due 12/10/18	5,693,493	5,624,698
2nd Lien Term Loan 9.50%, due 12/10/19	1,534,091	1,537,926
Apex Tool Group LLC Term Loan B 4.50%, due 1/31/20	6,791,438	6,417,909
CPM Acquisition Corp. 1st Lien Term Loan 6.25%, due 8/29/17	2,828,937	2,814,792
2nd Lien Term Loan 10.25%, due 3/1/18	1,093,700	1,104,637
Generac Power Systems, Inc. Term Loan B 3.25%, due 5/31/20	6,451,242	6,289,961
♦Rexnord LLC 1st Lien Term Loan B 4.00%, due 8/21/20	15,112,674	14,872,489
Silver II US Holdings LLC Term Loan 4.00%, due 12/13/19	12,642,154	12,337,959

		51,000,371

Mining, Steel, Iron & Non-Precious Metals 2.5%
Ameriforge Group, Inc. 1st Lien Term Loan 5.00%, due 12/19/19	3,473,772	3,447,719
Arch Coal, Inc. Term Loan B 6.25%, due 5/16/18	2,801,864	2,464,640
Fairmount Minerals, Ltd. New Term Loan B2 4.50%, due 9/5/19	3,960,000	3,938,549

	Principal Amount	Value

Mining, Steel, Iron & Non-Precious Metals (continued)
Gates Global, Inc. Term Loan B 4.25%, due 7/5/21	$4,500,000	$4,442,944
JMC Steel Group, Inc. Term Loan 4.75%, due 4/1/17	3,257,015	3,206,802
McJunkin Red Man Corp. New Term Loan 5.00%, due 11/8/19 (d)	4,059,000	4,049,867
Minerals Technologies, Inc. Term Loan B 4.00%, due 5/9/21	5,087,000	5,047,576
Novelis, Inc. New Term Loan 3.75%, due 3/10/17	8,177,873	8,087,916
Peabody Energy Corp. Term Loan B 4.25%, due 9/24/20	3,465,000	3,343,725

		38,029,738

Oil & Gas 3.5%
American Energy—Marcellus LLC
1st Lien Term Loan 5.25%, due 8/4/20	2,000,000	1,945,626
2nd Lien Term Loan 8.50%, due 8/4/21	500,000	476,250
EP Energy LLC Term Loan B2 4.50%, due 4/30/19	626,303	621,606
Fieldwood Energy LLC 2nd Lien Term Loan 8.375%, due 9/30/20	6,500,000	6,246,500
FTS International, Inc. New Term Loan B 5.75%, due 4/16/21	3,490,909	3,427,200
HGIM Corp. Term Loan B 5.50%, due 6/18/20	4,945,038	4,673,060
Philadelphia Energy Solutions LLC Term Loan B 6.25%, due 4/4/18 (d)	2,462,500	2,318,855
Quicksilver Resources, Inc. New 2nd Lien Term Loan 7.00%, due 6/21/19 (d)	4,250,000	3,853,335
Samson Investment Co. New 2nd Lien Term Loan 5.00%, due 9/25/18	8,700,000	8,012,700
Seadrill Partners Finco LLC Term Loan B 4.00%, due 2/21/21	9,646,404	9,105,520

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2014 (continued)

	Principal Amount	Value

Floating Rate Loans (continued)
Oil & Gas (continued)
Sheridan Investment Partners II, L.P.
Term Loan A 4.25%, due 12/16/20	$649,174	$619,962
Term Loan B 4.25%, due 12/16/20	4,666,719	4,456,717
Term Loan M 4.25%, due 12/16/20	242,106	231,212
Templar Energy LLC New 2nd Lien Term Loan 8.50%, due 11/25/20	2,500,000	2,264,062
Western Refining, Inc. Term Loan B 4.25%, due 11/12/20	3,473,750	3,427,434

		51,680,039

Personal & Nondurable Consumer Products (Manufacturing Only) 1.2%
ABC Supply Co., Inc. Term Loan 3.50%, due 4/16/20	5,940,000	5,794,470
Prestige Brands, Inc. New Term Loan 4.125%, due 1/31/19	204,995	204,482
Spectrum Brands, Inc. Term Loan C 3.50%, due 9/4/19	4,501,650	4,460,856
SRAM LLC New Term Loan B 4.014%, due 4/10/20	7,086,167	6,944,443

		17,404,251

Personal Transportation 0.8%
Orbitz Worldwide, Inc. 2014 Term Loan B 4.50%, due 4/15/21	7,078,759	7,013,868
United Airlines, Inc. New Term Loan B 3.50%, due 4/1/19	4,925,000	4,819,112

		11,832,980

Personal, Food & Miscellaneous Services 0.6%
TGI Friday’s, Inc.
1st Lien Term Loan 5.25%, due 7/15/20	2,379,818	2,373,868
2nd Lien Term Loan 9.25%, due 7/15/21	2,600,000	2,574,000
Weight Watchers International, Inc. Term Loan B2 4.00%, due 4/2/20	5,447,805	4,202,595

		9,150,463

	Principal Amount	Value

Printing & Publishing 2.4%
Cengage Learning Acquisitions, Inc. 1st Lien Term Loan 7.00%, due 3/31/20	$2,487,500	$2,487,500
Checkout Holding Corp. 1st Lien Term Loan 4.50%, due 4/9/21	5,735,625	5,534,878
2nd Lien Term Loan 7.75%, due 4/11/22	2,800,000	2,653,000
ColourOz Investment 2 LLC USD 2nd Lien Term Loan B2 TBD, due 9/6/22 (d)	1,285,714	1,221,429
Dex Media East LLC New Term Loan 6.00%, due 12/30/16	713,324	573,334
Getty Images, Inc. Term Loan B 4.75%, due 10/18/19	3,993,843	3,755,462
McGraw-Hill Global Education Holdings LLC New 1st Lien Term Loan 5.75%, due 3/22/19	1,389,500	1,388,631
Penton Media, Inc. New 2nd Lien Term Loan 9.00%, due 10/2/20	1,400,000	1,386,000
R.H. Donnelley, Inc. New Term Loan 9.75%, due 12/31/16	1,579,965	1,116,509
SNL Financial LC Term Loan 4.50%, due 10/23/18	2,858,997	2,830,407
Tribune Co. 2013 Term Loan 4.00%, due 12/27/20	12,440,446	12,339,368

		35,286,518

Retail Store 4.7%
Academy, Ltd. Term Loan 4.50%, due 8/3/18	1,979,798	1,966,434
American Tire Distributors Holdings, Inc. Term Loan B 5.75%, due 6/1/18	4,976,325	4,970,105
BJ’s Wholesale Club, Inc. New 1st Lien Term Loan 4.50%, due 9/26/19	5,458,750	5,391,493
Harbor Freight Tools USA, Inc. New 1st Lien Term Loan 4.75%, due 7/26/19	4,247,040	4,243,061
J Crew Group, Inc. New Term Loan B 4.00%, due 3/5/21	5,359,159	5,175,608

18	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Floating Rate Loans (continued)
Retail Store (continued)
Leslie’s Poolmart, Inc. New Term Loan 4.25%, due 10/16/19	$5,502,205	$5,389,867
Michaels Stores, Inc. Term Loan B 3.75%, due 1/28/20	11,002,746	10,799,888
Incremental 2014 Term Loan B2 4.00%, due 1/28/20	1,795,500	1,770,812
NBTY, Inc. Term Loan B2 3.50%, due 10/1/17	1,290,286	1,262,544
Neiman Marcus Group, Inc. (The) 2020 Term Loan 4.25%, due 10/25/20	10,090,473	9,920,197
Party City Holdings, Inc. Term Loan 4.00%, due 7/27/19	6,615,800	6,477,285
Petco Animal Supplies, Inc. New Term Loan 4.00%, due 11/24/17	6,428,985	6,366,990
Pilot Travel Centers LLC 2014 Term Loan B 4.25%, due 10/1/21	6,050,000	6,053,781

		69,788,065

Telecommunications 3.4%
Avaya, Inc.
Extended Term Loan B3 4.652%, due 10/26/17	2,973,734	2,871,884
Term Loan B6 6.50%, due 3/30/18	7,868,410	7,794,643
Crown Castle Operating Co. Term Loan B2 3.00%, due 1/31/21	2,018,653	1,997,344
Level 3 Financing, Inc.
Incremental Term Loan B5 TBD, due 1/31/22	2,880,000	2,888,102
New 2019 Term Loan 4.00%, due 8/1/19	5,800,000	5,754,690
2020 Term Loan B 4.00%, due 1/15/20	4,000,000	3,964,000
LTS Buyer LLC
1st Lien Term Loan 4.00%, due 4/13/20	5,925,000	5,817,609
2nd Lien Term Loan 8.00%, due 4/12/21	316,250	313,483
Syniverse Holdings, Inc.
Term Loan 4.00%, due 4/23/19	7,973,959	7,864,317
Term Loan B 4.00%, due 4/23/19	1,708,564	1,676,529

	Principal Amount	Value

Telecommunications (continued)
Zayo Group LLC Term Loan B 4.00%, due 7/2/19	$10,736,781	$10,629,413

		51,572,014

Utilities 3.2%
Bayonne Energy Center LLC Term Loan B 4.50%, due 8/19/21 (d)	2,750,560	2,741,965
Calpine Corp.
Term Loan B1 4.00%, due 4/1/18	2,395,500	2,376,535
Term Loan B2 4.00%, due 4/1/18	7,764,346	7,693,636
Dynegy Holdings, Inc. Term Loan B2 4.00%, due 4/23/20	7,097,936	7,053,574
EIF Channelview Cogeneration LLC Term Loan B 4.25%, due 5/8/20	811,950	804,845
Energy Future Intermediate Holding Co. LLC DIP Term Loan 4.25%, due 6/19/16	3,000,000	2,991,564
Equipower Resources Holdings LLC
1st Lien Term Loan 4.25%, due 12/21/18	3,159,842	3,141,410
Term Loan C 4.25%, due 12/31/19	5,451,045	5,419,249
Essential Power LLC Term Loan B 4.75%, due 8/8/19	3,480,280	3,462,879
Granite Acquisition, Inc.
Term Loan B TBD, due 10/15/21 (d)	2,298,851	2,301,724
Term Loan C TBD, due 10/15/21 (d)	101,149	101,276
2nd Lien Term Loan TBD, due 10/14/22 (d)	1,200,000	1,203,000
La Frontera Generation LLC Term Loan 4.50%, due 9/30/20	6,685,109	6,634,970
Viva Alamo LLC Term Loan B 4.75%, due 2/20/21	1,741,250	1,708,602

		47,635,229

Total Floating Rate Loans (Cost $1,337,607,705)		1,319,307,630

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2014 (continued)

	Principal Amount	Value

Foreign Floating Rate Loans 8.6% (b)
Beverage, Food & Tobacco 0.2%
Charger OpCo B.V. USD Term Loan B1 3.50%, due 7/23/21	$3,000,000	$2,947,500

Chemicals, Plastics & Rubber 0.1%
Allnex (Luxembourg) & Cy S.C.A. USD Term Loan B1 4.50%, due 10/3/19	2,372,221	2,354,429

Containers, Packaging & Glass 0.5%
CD&R Millennium Holdco 6 S.A.R.L.
USD 1st Lien Term Loan 4.50%, due 7/31/21	3,762,000	3,710,272
USD 2nd Lien Term Loan 8.25%, due 7/31/22	2,600,000	2,567,500
Devix Midco S.A. USD 2nd Lien Term Loan 8.00%, due 5/2/22	650,000	643,500

		6,921,272

Electronics 0.7%
Avago Technologies Cayman, Ltd. USD Term Loan B 3.75%, due 5/6/21	8,977,500	8,943,835
Shield Finance Co. S.A.R.L. USD Term Loan 5.00%, due 1/29/21	1,393,000	1,388,357

		10,332,192

Healthcare, Education & Childcare 1.0%
JLL / Delta Dutch Newco B.V. USD Term Loan 4.25%, due 3/11/21	3,990,000	3,871,014
Mallinckrodt International Finance S.A. Term Loan B 3.50%, due 3/19/21	995,000	984,695
Valeant Pharmaceuticals International, Inc.
Series D2 Term Loan B 3.50%, due 2/13/19	5,183,711	5,134,756
Series E Term Loan B 3.50%, due 8/5/20	4,549,695	4,511,782

		14,502,247

Hotels, Motels, Inns & Gaming 0.3%
Amaya Holdings B.V.
1st Lien Term Loan 5.00%, due 8/1/21	2,600,000	2,576,709
2nd Lien Term Loan 8.00%, due 8/1/22	1,928,571	1,939,821

		4,516,530

	Principal Amount	Value

Leisure, Amusement, Motion Pictures & Entertainment 1.5%
Bauer Performance Sports, Ltd. Term Loan B 4.00%, due 4/15/21	$2,203,050	$2,174,593
Bombardier Recreational Products, Inc. New Term Loan B 4.00%, due 1/30/19	8,525,714	8,365,857
Alpha Topco Ltd.
USD Term Loan B3 4.75%, due 7/30/21	4,166,667	4,123,700
USD 2nd Lien Term Loan 7.75%, due 7/31/22	2,800,000	2,789,500
Travelport Finance (Luxembourg) S.A.R.L. 2014 Term Loan B 6.00%, due 9/2/21	5,500,000	5,475,250

		22,928,900

Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 0.3%
Husky Injection Molding Systems, Ltd. 1st Lien Term Loan 4.25%, due 6/30/21	3,486,692	3,423,496
2nd Lien Term Loan 7.25%, due 6/30/22	1,200,000	1,170,000

		4,593,496

Mining, Steel, Iron & Non-Precious Metals 0.4%
FMG Resources (August 2006) Pty, Ltd. New Term Loan B 3.75%, due 6/30/19	5,619,631	5,477,134

Oil & Gas 0.8%
Drillships Financing Holdings, Inc. Term Loan B1 6.00%, due 3/31/21	6,947,236	6,640,397
Expro FinServices S.A.R.L. Term Loan 5.75%, due 9/2/21	2,666,667	2,606,667
Pacific Drilling S.A. Term Loan B 4.50%, due 6/3/18	3,072,222	2,939,094

		12,186,158

Personal, Food & Miscellaneous Services 0.4%
1011778 B.C. Unlimited Liability Co. 2014 Term Loan B 4.50%, due 10/27/21	5,400,000	5,392,499

Printing & Publishing 0.8%
ColourOz Investment 1, GmbH EUR Term Loan TBD, due 9/7/21 (d)	€1,601,860	2,002,353

20	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Foreign Floating Rate Loans (continued)
Printing & Publishing (continued)
Flint Group GmbH USD Term Loan C TBD, due 9/7/21 (d)	$264,806	$258,186
Springer Science+Business Media Deutschland GmbH USD Term Loan B3 4.75%, due 8/16/21	10,387,932	10,301,369

		12,561,908

Retail Store 0.3%
Hudson’s Bay Co. 1st Lien Term Loan 5.56%, due 11/4/20	4,008,333	4,010,839

Telecommunications 1.3%
Intelsat Jackson Holdings S.A. Term Loan B2 3.75%, due 6/30/19	6,702,081	6,646,233
Mitel US Holdings Corp. New Term Loan 5.25%, due 1/31/20	3,340,954	3,336,778
Telesat LLC USD Term Loan B2 3.50%, due 3/28/19	10,362,693	10,211,573

		20,194,584

Total Foreign Floating Rate Loans (Cost $130,285,503)		128,919,688

Total Long-Term Bonds (Cost $1,481,753,019)		1,462,317,552

	Shares
Affiliated Investment Company 0.1%
MainStay High Yield Corporate Bond Fund Class I	304,044	1,806,020

Total Affiliated Investment Company (Cost $1,848,585)		1,806,020

Common Stock 0.0%‡
Beverage, Food & Tobacco 0.0%‡
Nellson Nutraceutical, Inc. (d)(f)	379	38,517

Total Common Stock (Cost $531,732)		38,517

	Principal Amount	Value

Short-Term Investments 1.8%
Federal Agency 0.7%
Federal Home Loan Bank Discount Note 0.051%, due 11/12/14 (g)	$11,000,000	$10,999,862

Total Federal Agency (Cost $10,999,832)		10,999,862

Repurchase Agreement 0.1%
State Street Bank and Trust Co. 0.00%, dated 10/31/14 due 11/3/14 Proceeds at Maturity $858,627 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 2.08% and a maturity date of 10/17/22, with a Principal Amount of $930,000 and a Market Value of $878,245)	858,627	858,627

Total Repurchase Agreement (Cost $858,627)		858,627

U.S. Government 1.0%
United States Treasury Bills
0.008%, due 11/6/14 (g)	498,000	498,000
0.011%, due 11/20/14 (g)	2,608,000	2,607,989
0.022%, due 11/13/14 (g)	11,631,000	11,630,965

Total U.S. Government (Cost $14,736,945)		14,736,954

Total Short-Term Investments (Cost $26,595,404)		26,595,443

Total Investments (Cost $1,510,728,740) (h)	99.8%	1,490,757,532
Other Assets, Less Liabilities	0.2	3,487,846
Net Assets	100.0%	$1,494,245,378

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the weighted average interest rate of all contracts within the floating rate loan facility as of October 31, 2014.

(c)	Security is earning interest that is currently being held in escrow.

(d)	Illiquid security—As of October 31, 2014, the total market value of these securities was $32,466,649, which represented 2.2% of the Fund’s net assets.

(e)	Represents a security which has additional commitments and contingencies. Principal amount and value exclude unfunded commitments.

(f)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of October 31, 2014, the

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments October 31, 2014 (continued)

total market value of this security was $38,517, which represented less than one-tenth of a percent of the Fund’s net assets.

(g)	Interest rate shown represents yield to maturity.

(h)	As of October 31, 2014, cost was $1,510,371,879 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$2,698,375
Gross unrealized depreciation	(22,312,722)

Net unrealized depreciation	$(19,614,347)

The following abbreviations are used in the above portfolio:

€—Euro

TBD—To be determined

The following is a summary of the fair valuations according to the inputs used as of October 31, 2014, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$—	$14,090,234	$—	$14,090,234
Floating Rate Loans (b)	—	1,254,371,874	64,935,756	1,319,307,630
Foreign Floating Rate Loans (c)	—	128,661,502	258,186	128,919,688

Total Long-Term Bonds	—	1,397,123,610	65,193,942	1,462,317,552

Affiliated Investment Company
Fixed Income Fund	1,806,020	—	—	1,806,020
Common Stock (d)	—	—	38,517	38,517
Short-Term Investments
Federal Agency	—	10,999,862	—	10,999,862
Repurchase Agreement	—	858,627	—	858,627
U.S. Government	—	14,736,954	—	14,736,954

Total Short-Term Investments	—	26,595,443	—	26,595,443

Total Investments in Securities	$1,806,020	$1,423,719,053	$65,232,459	$1,490,757,532

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	Includes $64,935,756 of Level 3 securities which represent floating rate loans whose value was obtained from the independent pricing service which utilized a single broker quote to determine such value as referenced in the Portfolio of Investments.

(c)	Includes $258,186 of a Level 3 security which represents a foreign floating rate loan whose value was obtained from the independent pricing service which utilized a single broker quote to determine such value as referenced in the Portfolio of Investments.

(d)	The Level 3 security valued at $38,517 is held in Beverages, Food & Tobacco within the Common Stock section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended October 31, 2014, securities with a market value of $25,175,390 transferred from Level 2 to Level 3. The transfer occurred as a result of the value for certain floating rate loans obtained from the independent pricing service which were used derived based on single broker quote.

As of October 31, 2014, securities with a market value of $26,815,182 transferred from Level 3 to Level 2. The transfer occurred as a result of the value for certain floating rate loans obtained from an independent pricing service utilizing the average of multiple bid quotations as of October 31, 2014. The fair value obtained for these loans from an independent pricing service as of October 31, 2013 utilized a single broker quote with significant unobservable inputs.

22	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2013	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2014	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of October 31, 2014 (b)
Long-Term Bonds
Floating Rate Loans
Aerospace & Defense	$10,475,615	$(3,044)	$11,930	$131,984	$—	$(10,616,485)	$—	$—	$—	$—
Automobile	16,043,967	54	29,175	(215,348)	—	(9,196,188)	—	—	6,661,660	(99,503)
Beverage, Food & Tobacco	—	2,817	109	(128,479)	—	(23,619)	2,373,602	—	2,224,430	(128,532)
Broadcasting & Entertainment	9,535,424	(1,139)	125,312	(237,921)	2,826,326	(4,794,661)	—	(4,746,257)	2,707,084	(71,074)
Chemicals, Plastics & Rubber	5,622,750	284	2,475	(17,634)	1,293,500	(600,000)	—	(5,006,250)	1,295,125	1,625
Containers, Packaging & Glass	5,075,000	(1,146)	93,102	(66,956)	—	(5,100,000)	—	—	—	—
Diversified/Conglomerate Manufacturing	—	3,443	52	(73,751)	—	(20,943)	3,363,459	—	3,272,260	(73,791)
Diversified/Conglomerate Service	7,915,161	15,157	12,628	(146,220)	—	(1,579,523)	4,990,859	(6,356,875)	4,851,187	(116,144)
Ecological	187,658	—	(431,702)	281,488	—	(37,444)	—	—	—	—
Electronics	—	11,195	36,622	(49,998)	6,015,230	(2,080,511)	4,040,000	—	7,972,536	6,545
Finance	12,504,288	37,568	122,556	(159,133)	—	(7,294,654)	—	—	5,210,625	(5,658)
Healthcare, Education & Childcare	5,240,765	4,157	34	(31,489)	2,612,253	(2,530,475)	1,502,485	—	6,797,728	(37,610)
Insurance	1,015,000	303	24,331	(19,634)	—	(1,020,000)	—	—	—	—
Leisure, Amusement, Motion Pictures & Entertainment	6,100,800	(1,263)	—	(52,737)	—	—	—	(3,670,800)	2,376,000	(52,737)
Machinery	1,096,434	(2,466)	(28,778)	(391,127)	—	(2,056,506)	8,904,985	—	7,522,546	(391,127)
Mining, Steel, Iron & Non-Precious Metals	242,065	90	737	(220)	—	(242,672)	—	—	—	—
Oil & Gas	7,035,000	—	—	—	—	—	—	(7,035,000)	—	—
Personal, Food & Miscellaneous Services	—	400	98	5,412	2,388,140	(20,182)	—	—	2,373,868	5,412
Printing & Publishing	—	(210)	—	(15,559)	1,401,769	—	—	—	1,386,000	(15,559)
Retail Store	—	557	39	(1,986)	4,988,998	(17,503)	—	—	4,970,105	(1,986)
Utilities	3,970,050	10,696	127,734	(52,040)	5,296,581	(4,038,419)	—	—	5,314,602	25,086
Foreign Floating Rate
Printing & Publishing	—	—	—	(3,972)	262,158	—	—	—	258,186	(3,972)
Common Stocks
Beverage, Food & Tobacco	96,732	—	—	(58,215)	—	—	—	—	38,517	(58,215)

Total	$92,156,709	$77,453	$126,454	$(1,303,535)	$27,084,955	$(51,269,785)	$25,175,390	$(26,815,182)	$65,232,459	$(1,017,240)

(a)	Sales include principal reductions.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statement of Assets and Liabilities as of October 31, 2014

Assets
Investment in securities, at value (identified cost $1,508,880,155)	$1,488,951,512
Investment in affiliated investment company, at value (identified cost $1,848,585)	1,806,020
Receivables:
Investment securities sold	21,612,027
Dividends and interest	6,469,470
Fund shares sold	2,886,512
Other assets	73,380

Total assets	1,521,798,921

Liabilities
Unrealized depreciation on unfunded commitments (See Note 5)	1,345
Payables:
Investment securities purchased	20,899,657
Fund shares redeemed	4,434,591
Manager (See Note 3)	757,058
Transfer agent (See Note 3)	477,417
NYLIFE Distributors (See Note 3)	285,534
Shareholder communication	73,127
Professional fees	20,159
Custodian	4,856
Trustees	3,114
Accrued expenses	11,146
Dividend payable	585,539

Total liabilities	27,553,543

Net assets	$1,494,245,378

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$158,298
Additional paid-in capital	1,574,514,610

1,574,672,908
Distributions in excess of net investment income	(585,539)
Accumulated net realized gain (loss) on investments, unfunded commitments and foreign currency transactions	(60,082,098)
Net unrealized appreciation (depreciation) on investments	(19,971,208)
Net unrealized appreciation (depreciation) on unfunded commitments	(1,345)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	212,660

Net assets	$1,494,245,378

Class A
Net assets applicable to outstanding shares	$419,451,406

Shares of beneficial interest outstanding	44,444,709

Net asset value per share outstanding	$9.44
Maximum sales charge (3.00% of offering price)	0.29

Maximum offering price per share outstanding	$9.73

Investor Class
Net assets applicable to outstanding shares	$30,440,262

Shares of beneficial interest outstanding	3,225,358

Net asset value per share outstanding	$9.44
Maximum sales charge (3.00% of offering price)	0.29

Maximum offering price per share outstanding	$9.73

Class B
Net assets applicable to outstanding shares	$11,486,024

Shares of beneficial interest outstanding	1,216,067

Net asset value and offering price per share outstanding	$9.45

Class C
Net assets applicable to outstanding shares	$207,985,171

Shares of beneficial interest outstanding	22,029,438

Net asset value and offering price per share outstanding	$9.44

Class I
Net assets applicable to outstanding shares	$824,882,515

Shares of beneficial interest outstanding	87,382,727

Net asset value and offering price per share outstanding	$9.44

24	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2014

Investment Income (Loss)
Income
Interest	$76,762,840
Dividends	871,076

Total income	77,633,916

Expenses
Manager (See Note 3)	9,947,913
Distribution/Service—Class A (See Note 3)	1,318,706
Distribution/Service—Investor Class (See Note 3)	74,918
Distribution/Service—Class B (See Note 3)	133,948
Distribution/Service—Class C (See Note 3)	2,278,401
Transfer agent (See Note 3)	3,112,452
Shareholder communication	220,361
Registration	215,615
Professional fees	125,652
Custodian	61,368
Trustees	29,347
Miscellaneous	74,263

Total expenses	17,592,944

Net investment income (loss)	60,040,972

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(149,308)
Foreign currency transactions	48

Net realized gain (loss) on investments and foreign currency transactions	(149,260)

Net change in unrealized appreciation (depreciation) on:
Investments and unfunded commitments	(24,039,696)
Translation of other assets and liabilities in foreign currencies	212,660

Net change in unrealized appreciation (depreciation) on investments, unfunded commitments and foreign currency transactions	(23,827,036)

Net realized and unrealized gain (loss) on investments, unfunded commitments and foreign currency transactions and unfunded commitments	(23,976,296)

Net increase (decrease) in net assets resulting from operations	$36,064,676

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statements of Changes in Net Assets

for the years ended October 31, 2014 and October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$60,040,972	$50,099,563
Net realized gain (loss) on investments and foreign currency transactions	(149,260)	5,773,368
Net change in unrealized appreciation (depreciation) on investments, unfunded commitments and foreign currency transactions	(23,827,036)	(364,931)

Net increase (decrease) in net assets resulting from operations	36,064,676	55,508,000

Dividends to shareholders:
From net investment income:
Class A	(18,646,034)	(16,859,947)
Investor Class	(1,073,211)	(1,043,327)
Class B	(378,407)	(373,389)
Class C	(6,442,147)	(6,148,934)
Class I	(33,616,564)	(25,673,966)

Total dividends to shareholders	(60,156,363)	(50,099,563)

Capital share transactions:
Net proceeds from sale of shares	551,825,999	941,254,657
Net asset value of shares issued to shareholders in reinvestment of dividends	53,605,592	42,780,747
Cost of shares redeemed	(776,613,516)	(396,492,767)

Increase (decrease) in net assets derived from capital share transactions	(171,181,925)	587,542,637

Net increase (decrease) in net assets	(195,273,612)	592,951,074

Net Assets
Beginning of year	1,689,518,990	1,096,567,916

End of year	$1,494,245,378	$1,689,518,990

Distributions in excess of net investment income at end of year	$(585,539)	$(399,011)

26	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2014	2013	2012	2011	2010
Net asset value at beginning of year	$9.58	$9.53	$9.31	$9.42	$8.97

Net investment income (loss)	0.33	0.38	0.37	0.35	0.33
Net realized and unrealized gain (loss) on investments	(0.13)	0.04	0.22	(0.11)	0.45
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	—	—	—	—

Total from investment operations	0.20	0.42	0.59	0.24	0.78

Less dividends:
From net investment income	(0.34)	(0.37)	(0.37)	(0.35)	(0.33)

Redemption fee (a)	—	—	—	—	0.00 ‡

Net asset value at end of year	$9.44	$9.58	$9.53	$9.31	$9.42

Total investment return (b)	2.09%	4.43%	6.42%	2.53%	8.87%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.53%	3.79%	3.90%	3.69%	3.62%
Net expenses	1.07%	1.00%	0.99%	0.98%	1.00%
Portfolio turnover rate	45%	47%	47%	38%	10%
Net assets at end of year (in 000’s)	$419,451	$567,728	$384,837	$453,282	$429,262

‡	Less than one cent per share.
(a)	The redemption fee was discontinued as of April 1, 2010.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Investor Class	2014	2013	2012	2011	2010
Net asset value at beginning of year	$9.58	$9.53	$9.31	$9.42	$8.97

Net investment income (loss)	0.34	0.36	0.36	0.34	0.32
Net realized and unrealized gain (loss) on investments	(0.14)	0.05	0.22	(0.11)	0.45
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	—	—	—	—

Total from investment operations	0.20	0.41	0.58	0.23	0.77

Less dividends:
From net investment income	(0.34)	(0.36)	(0.36)	(0.34)	(0.32)

Redemption fee (a)	—	—	—	—	0.00 ‡

Net asset value at end of year	$9.44	$9.58	$9.53	$9.31	$9.42

Total investment return (b)	2.13%	4.38%	6.35%	2.45%	8.76%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.57%	3.76%	3.83%	3.61%	3.52%
Net expenses	1.04%	1.05%	1.06%	1.06%	1.10%
Portfolio turnover rate	45%	47%	47%	38%	10%
Net assets at end of year (in 000’s)	$30,440	$29,739	$26,406	$26,068	$23,245

‡	Less than one cent per share.
(a)	The redemption fee was discontinued as of April 1, 2010.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2014	2013	2012	2011	2010
Net asset value at beginning of year	$9.59	$9.54	$9.32	$9.43	$8.97

Net investment income (loss)	0.26	0.30	0.29	0.27	0.25
Net realized and unrealized gain (loss) on investments	(0.13)	0.04	0.22	(0.11)	0.46
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	—	—	—	—

Total from investment operations	0.13	0.34	0.51	0.16	0.71

Less dividends:
From net investment income	(0.27)	(0.29)	(0.29)	(0.27)	(0.25)

Redemption fee (a)	—	—	—	—	0.00 ‡

Net asset value at end of year	$9.45	$9.59	$9.54	$9.32	$9.43

Total investment return (b)	1.37%	3.60%	5.68%	1.59%	8.06%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.82%	3.00%	3.08%	2.86%	2.76%
Net expenses	1.79%	1.80%	1.81%	1.82%	1.85%
Portfolio turnover rate	45%	47%	47%	38%	10%
Net assets at end of year (in 000’s)	$11,486	$14,134	$12,153	$14,508	$17,665

‡	Less than one cent per share.
(a)	The redemption fee was discontinued as of April 1, 2010.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Class C	2014	2013	2012	2011	2010
Net asset value at beginning of year	$9.58	$9.54	$9.31	$9.43	$8.97

Net investment income (loss)	0.27	0.29	0.29	0.27	0.25
Net realized and unrealized gain (loss) on investments	(0.14)	0.04	0.23	(0.12)	0.46
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	—	—	—	—

Total from investment operations	0.13	0.33	0.52	0.15	0.71

Less dividends:
From net investment income	(0.27)	(0.29)	(0.29)	(0.27)	(0.25)

Redemption fee (a)	—	—	—	—	0.00 ‡

Net asset value at end of year	$9.44	$9.58	$9.54	$9.31	$9.43

Total investment return (b)	1.37%	3.49%	5.67%	1.59%	8.06%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.82%	3.00%	3.09%	2.87%	2.76%
Net expenses	1.79%	1.80%	1.81%	1.81%	1.85%
Portfolio turnover rate	45%	47%	47%	38%	10%
Net assets at end of year (in 000’s)	$207,985	$231,475	$187,580	$197,230	$173,005

‡	Less than one cent per share.
(a)	The redemption fee was discontinued as of April 1, 2010.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

28	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2014	2013	2012	2011	2010
Net asset value at beginning of year	$9.58	$9.53	$9.31	$9.43	$8.97

Net investment income (loss)	0.36	0.39	0.39	0.37	0.36
Net realized and unrealized gain (loss) on investments	(0.14)	0.05	0.22	(0.12)	0.46
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	—	—	—	—

Total from investment operations	0.22	0.44	0.61	0.25	0.82

Less dividends:
From net investment income	(0.36)	(0.39)	(0.39)	(0.37)	(0.36)

Redemption fee (a)	—	—	—	—	0.00 ‡

Net asset value at end of year	$9.44	$9.58	$9.53	$9.31	$9.43

Total investment return (b)	2.35%	4.69%	6.69%	2.67%	9.26%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.78%	4.03%	4.14%	3.94%	3.87%
Net expenses	0.82%	0.75%	0.74%	0.73%	0.75%
Portfolio turnover rate	45%	47%	47%	38%	10%
Net assets at end of year (in 000’s)	$824,883	$846,444	$485,591	$374,973	$342,167

‡	Less than one cent per share.
(a)	The redemption fee was discontinued as of April 1, 2010.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Floating Rate Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. The Fund is the successor of the MainStay Floating Rate Fund, a series of Eclipse Funds Inc. (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on February 26, 2010. All information regarding and references to periods prior to February 26, 2010 relate to the Predecessor Fund.

The Fund currently offers five classes of shares. Class A, Class B, Class C and Class I shares commenced operations on May 3, 2004. Investor Class shares commenced operations on February 28, 2008. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments to $500,000 or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within four years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to Class A or Investor Class shares at the end of the calendar quarter four years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek high current income.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the full Board for its review and ratification, if appropriate, at its next regularly scheduled meeting immediately after such action.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with

30	MainStay Floating Rate Fund

investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The aggregate value by input level, as of October 31, 2014, for the Fund’s assets or liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent valuation uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. For the year ended October 31, 2014, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2014, the Fund held securities with a value of $38,517 that were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by a single broker quote obtained from the engaged independent pricing service with significant unobservable inputs and are generally categorized as Level 3 in the hierarchy. As of October 31, 2014, the Fund held securities with a value of $65,193,942 that were valued by a single broker quote.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the

31

Notes to Financial Statements (continued)

Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measure the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, at least daily and intends to pay them at least monthly and declares and pays distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Dividends and distributions received by the Fund from the Underlying Funds are recorded on the ex-dividend date. Discounts and premiums on Short-Term Investments, Floating Rate Loans and Loan Assignments are accreted and amortized, respectively, on the straight-line method. The straightline method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and loan participations (“loans”). Loans are agreements to make money available (a “commitment”) to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

32	MainStay Floating Rate Fund

The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower (“intermediate participants”). In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts, if any, are mark-to-market and any unrealized gains and losses are recorded in the Statement of Assets and Liabilities. (See Note 5)

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute securities lending at any time without notice when deemed appropriate. The Fund did not have any portfolio securities on loan as of October 31, 2014.

(J)  Concentration of Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

The Fund’s principal investments include floating rate loans, which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a higher interest rate because of the increased risk of loss. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the Fund’s NAV could go down and you could lose money.

(K)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. New York Life Investments is responsible for the day-to-day portfolio management of the Fund.

On May 1, 2014, the portfolio managers from New York Life Investments who managed the Fund, transitioned from an unincorporated division within New York Life Investments to a newly-organized direct, wholly-owned subsidiary of New York Life named NYL Investors LLC (“NYL Investors” or “Subadvisor”). The Board approved the appointment of NYL Investors as subadvisor to the Funds at meetings held on April 1–3, 2014. The Board also approved a new Subadvisory Agreement between New York Life Investments and NYL Investors.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $1 billion; 0.575% from $1 billion to $3 billion; and 0.565% in excess of $3 billion. The effective management fee rate was 0.59% for the year ended October 31, 2014.

For the year ended October 31, 2014, New York Life Investments earned fees from the Fund in the amount of $9,947,913.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

33

Notes to Financial Statements (continued)

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A and Investor Class shares were $89,466 and $12,736, respectively, for the year ended October 31, 2014. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $36,428, $190, $32,085 and $39,666, respectively, for the year ended October 31, 2014.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2014, were as follows:

Class A	$996,501
Investor Class	46,709
Class B	20,873
Class C	355,173
Class I	1,693,196

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2014, the Fund held the following percentages of outstanding shares of an affiliated investment company:

MainStay High Yield Corporate Bond Fund Class I	0.0	%‡

‡	Less than one-tenth of a percent.

As of October 31, 2014, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class A	$13,909,559	3.3%

Note 4–Federal Income Tax

As of October 31, 2014, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$(60,438,959)	$(585,539)	$(19,403,032)	$(80,427,530)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, partnerships and modified debt instruments. The other temporary differences are primarily due to dividends payable.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2014 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(71,137)	$1,618,515	$(1,547,378)

The reclassifications for the Fund are primarily due to expiring capital loss carryforward.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2014, for federal income tax purposes, capital loss carryforwards of $60,438,959 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to share-

34	MainStay Floating Rate Fund

holders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2015 2016 2017 2018 2019 Unlimited	$14,042 30,853 7,484 2,022 3,796 —	$	— — — — — 2,242
Total	$58,197		$2,242

The Fund had $1,436,506 of capital loss carryforwards that expired during the year ended October 31, 2014.

The tax character of distributions paid during the years ended October 31, 2014 and October 31, 2013 shown in the Statements of Changes in Net Assets was as follows:

	2014	2013
Distributions paid from:
Ordinary Income	$60,156,363	$50,099,563

Note 5–Commitments and Contingencies

As of October 31, 2014, the Fund had unfunded commitments pursuant to the following loan agreement:

Borrower	Unfunded Commitments	Unrealized Depreciation
Advantage Sales & Marketing, Inc.
Delayed Draw Term Loan due 7/23/21	$161,298	$(1,345)

Commitments are available until maturity date.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 5, 2014, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum amount of $700,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 4, 2015, although the

Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 5, 2014, the aggregate commitment amount was $300,000,000 with an optional maximum amount of $400,000,000. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the year ended October 31, 2014.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2014, purchases and sales of securities, other than short-term securities, were $741,464 and $809,311, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2014:
Shares sold	18,377,715	$175,838,494
Shares issued to shareholders in reinvestment of dividends and distributions	1,745,436	16,676,741
Shares redeemed	(35,143,156)	(335,751,865)

Net increase (decrease) in shares outstanding before conversion	(15,020,005)	(143,236,630)
Shares converted into Class A (See Note 1)	339,956	3,254,887
Shares converted from Class A (See Note 1)	(128,855)	(1,227,134)

Net increase (decrease)	(14,808,904)	$(141,208,877)

Year ended October 31, 2013:
Shares sold	30,637,308	$293,586,728
Shares issued to shareholders in reinvestment of dividends and distributions	1,474,621	14,133,845
Shares redeemed	(13,473,751)	(129,162,527)

Net increase (decrease) in shares outstanding before conversion	18,638,178	178,558,046
Shares converted into Class A (See Note 1)	361,590	3,464,368
Shares converted from Class A (See Note 1)	(117,652)	(1,128,262)

Net increase (decrease)	18,882,116	$180,894,152

35

Notes to Financial Statements (continued)

Investor Class	Shares	Amount
Year ended October 31, 2014:
Shares sold	804,819	$7,695,909
Shares issued to shareholders in reinvestment of dividends and distributions	108,085	1,032,080
Shares redeemed	(726,837)	(6,950,147)

Net increase (decrease) in shares outstanding before conversion	186,067	1,777,842
Shares converted into Investor Class (See Note 1)	220,796	2,106,591
Shares converted from Investor Class (See Note 1)	(285,201)	(2,730,666)

Net increase (decrease)	121,662	$1,153,767

Year ended October 31, 2013:
Shares sold	920,168	$8,822,209
Shares issued to shareholders in reinvestment of dividends and distributions	104,227	999,151
Shares redeemed	(611,852)	(5,867,373)

Net increase (decrease) in shares outstanding before conversion	412,543	3,953,987
Shares converted into Investor Class (See Note 1)	229,335	2,198,349
Shares converted from Investor Class (See Note 1)	(308,289)	(2,953,395)

Net increase (decrease)	333,589	$3,198,941

Class B	Shares	Amount
Year ended October 31, 2014:
Shares sold	319,006	$3,056,828
Shares issued to shareholders in reinvestment of dividends and distributions	30,542	292,007
Shares redeemed	(460,810)	(4,403,397)

Net increase (decrease) in shares outstanding before conversion	(111,262)	(1,054,562)
Shares converted from Class B (See Note 1)	(146,584)	(1,403,678)

Net increase (decrease)	(257,846)	$(2,458,240)

Year ended October 31, 2013:
Shares sold	627,044	$6,018,800
Shares issued to shareholders in reinvestment of dividends and distributions	29,566	283,588
Shares redeemed	(291,825)	(2,796,030)

Net increase (decrease) in shares outstanding before conversion	364,785	3,506,358
Shares converted from Class B (See Note 1)	(164,866)	(1,581,060)

Net increase (decrease)	199,919	$1,925,298

Class C	Shares	Amount
Year ended October 31, 2014:
Shares sold	4,135,588	$39,598,238
Shares issued to shareholders in reinvestment of dividends and distributions	549,744	5,252,988
Shares redeemed	(6,805,627)	(65,019,119)

Net increase (decrease)	(2,120,295)	$(20,167,893)

Year ended October 31, 2013:
Shares sold	8,076,125	$77,463,582
Shares issued to shareholders in reinvestment of dividends and distributions	503,924	4,831,864
Shares redeemed	(4,101,588)	(39,331,556)

Net increase (decrease)	4,478,461	$42,963,890

Class I	Shares	Amount
Year ended October 31, 2014:
Shares sold	34,038,253	$325,636,530
Shares issued to shareholders in reinvestment of dividends and distributions	3,177,228	30,351,776
Shares redeemed	(38,151,825)	(364,488,988)

Net increase (decrease)	(936,344)	$(8,500,682)

Year ended October 31, 2013:
Shares sold	57,934,493	$555,363,338
Shares issued to shareholders in reinvestment of dividends and distributions	2,350,387	22,532,299
Shares redeemed	(22,896,988)	(219,335,281)

Net increase (decrease)	37,387,892	$358,560,356

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2014, events and transactions subsequent to October 31, 2014, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

36	MainStay Floating Rate Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Floating Rate Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Floating Rate Fund of MainStay Funds Trust as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2014

37

Federal Income Tax Information

(Unaudited)

In February 2015, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2014. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2014.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling (1-800-SEC-0330).

38	MainStay Floating Rate Fund

Board of Trustees and Officers (Unaudited)

The Board of Trustees oversees the actions of the MainStay Group of Funds (which is comprised of Funds that are series of the MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay DefinedTerm Municipal Opportunities Fund) (collectively the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s), and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal.

Under the Retirement Policy, a Board Member must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board Members. Information pertaining to the Board Members and officers is set forth below. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Board Members are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Board Members	John Y. Kim* 9/24/60	Indefinite; The MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008.***	Vice Chairman (since January 2014) and Chief Investment Officer (since 2011), New York Life Insurance Company; President, Investments Group—New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management Holdings LLC (since 2008); Chairman of the Board of Managers (since 2008) and Chief Executive Officer (2008 to 2013), New York Life Investment Management LLC; Member of the Board, MCF Capital Management LLC (since 2012), Private Advisors LLC (since 2010); MacKay Shields LLC and Madison Capital Funding LLC (since 2008); and Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012)	82

MainStay VP Funds Trust:
Trustee since 2008 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

39

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	82

MainStay VP Funds Trust:

Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; The MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82

MainStay VP Funds Trust:

Chairman since 2013 and Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011;

Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	82

MainStay VP Funds Trust:

Trustee since 2006 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; The MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82

MainStay VP Funds Trust:

Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

40	MainStay Floating Rate Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40	Indefinite; The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (since 2008); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, University of California—San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011)	82

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 1994 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

	John A. Weisser 10/22/41	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	82

MainStay VP Funds Trust:

Trustee since 1997 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

41

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since January 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Senior Managing Director (since 2012) and Chairman of the Board (since 2008), NYLIM Service Company LLC; Senior Managing Director (since 2005) and Co-President (since January 2014), New York Life Investment Management LLC; President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012))
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, The MainStay Funds and MainStay Funds Trust (since 2014)	Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Assistant Secretary, MainStay VP Funds Trust (2010 to 2014)**, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014); Associate, Dechert LLP (2006 to 2010)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**; Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Insurance Company, New York Life Investment Management LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

42	MainStay Floating Rate Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Alternative

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2014 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1631258 MS360-14	MSFR11-12/14 (NYLIM) NL225

MainStay Asset Allocation Funds

Message from the President and Annual Report

October 31, 2014

MainStay Conservative Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Growth Allocation Fund

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Message from the President

U.S. stocks saw relatively strong results for the 12 months ended October 31, 2014, with several leading U.S. stock indices recording double-digit returns. Despite geopolitical unrest and global economic uncertainty, domestic stocks benefited from accommodative central bank policies, increased merger and acquisition activity and solid corporate earnings.

In the United States, growth stocks outpaced value stocks at all capitalization levels except the very smallest, according to Russell data. Among stocks that Russell deemed defensive, however, the trend reversed, with value tending to outperform growth.

On the whole, international stocks provided disappointing performance during the 12-month reporting period, with returns for leading international stock indices ranging from nearly flat to negative. Increasing investor uncertainty about Europe, China and Japan contributed to the weakness, as did continuing tensions between Russia and Ukraine.

In Europe, slowing growth in gross domestic product (GDP) fueled deflation concerns, and remarks by the European Central Bank were not able to restore market confidence. The slowing pace of growth in China affected many countries, especially export-oriented emerging markets. Japan’s economy struggled after a consumer tax hike in April 2014 led to questions about the viability of the nation’s economic reforms.

For the most part, bond markets provided positive returns, with strong results from convertible bonds and emerging-market bonds overall. The Federal Open Market Committee kept the federal funds target rate in a range near zero throughout the reporting period. This accommodative stance benefited high-yield bonds and leveraged loans as investors searched for yield. The demand for municipal bonds remained consistently strong throughout the reporting period and municipal bond returns were strengthened as supply declined year-over-year.

If there’s anything certain about the stock and bond markets, it’s that there will always be unpredictable elements. This poses a difficult—but not insurmountable—challenge for investors. At MainStay Funds, our portfolio managers seek to prepare for the unknown by employing time-tested strategies and investment techniques as they pursue well-defined investment objectives outlined in the prospectus. Drawing on their own extensive investment experience, they pursue an appropriate balance of risk and reward for their respective Funds, no matter where the markets may move.

The report that follows shows how this approach affected your MainStay Fund(s) during the 12 months ended October 31, 2014. We encourage you to read the report carefully and use it as you evaluate the progress of your investment portfolio. With increasing knowledge, ongoing portfolio adjustments and wise decisions along the way, you may be better able to pursue your long-range financial goals.

We thank you for choosing MainStay Funds, and we are pleased to have earned your trust. We know that with trust comes responsibility; and we will seek to honor that responsibility for as long as you invest with us.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about each Fund. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read each Fund’s Summary Prospectus and/or Prospectus carefully before investing.

MainStay Conservative Allocation Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2014

Class	Sales Charge		One Year	Five Years	Since Inception (4/4/05)	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	0.12 5.95%	7.58 8.80%	5.69 6.31%	1.26 1.26%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–0.03 5.79	7.43 8.65	5.61 6.23	1.42 1.42
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	0.05 5.03	7.57 7.87	5.45 5.45	2.17 2.17
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	4.04 5.03	7.87 7.87	5.45 5.45	2.17 2.17
Class I Shares	No Sales Charge		6.25	9.09	6.62	1.01

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Since Inception
S&P 500® Index[4]	17.27%	16.69%	8.04%
MSCI EAFE® Index[5]	–0.60	6.52	5.02
Barclays U.S. Aggregate Bond Index[6]	4.14	4.22	4.86
Conservative Allocation Composite Index[7]	7.68	8.69	6.21
Average Lipper Mixed-Asset Target Allocation Conservative Fund[8]	5.47	7.06	4.84

4.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

5.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

6.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Fund has selected the Barclays U.S. Aggregate Bond Index as an additional benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7.

Effective February 28, 2014, the Conservative Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted 30%, 10% and 60%, respectively. Prior to February 28, 2014, the Conservative Allocation Composite Index consisted of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted 35%, 5%, and 60%, respectively. The Fund has selected the Conservative Allocation Composite Index as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

8.	The average Lipper mixed-asset target allocation conservative fund is representative of funds that, by portfolio practice, maintain a mix of between 20%-40% equity securities, with the remainder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Conservative Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay Conservative Allocation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2014, to October 31, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2014, to October 31, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/14	Ending Account Value (Based on Actual Returns and Expenses) 10/31/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/14	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,024.70	$1.74	$1,023.50	$1.73

Investor Class Shares	$1,000.00	$1,023.90	$2.50	$1,022.70	$2.50

Class B Shares	$1,000.00	$1,020.20	$6.31	$1,019.00	$6.31

Class C Shares	$1,000.00	$1,020.20	$6.31	$1,019.00	$6.31

Class I Shares	$1,000.00	$1,025.80	$0.46	$1,024.80	$0.46

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.34% for Class A, 0.49% for Investor Class, 1.24% for Class B and Class C and 0.09% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

7

Investment Objectives of Underlying Funds as of October 31, 2014 (Unaudited)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

8	MainStay Conservative Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney and Poul Kristensen, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Conservative Allocation Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2014?

Excluding all sales charges, MainStay Conservative Allocation Fund returned 5.95% for Class A shares, 5.79% for Investor Class shares and 5.03% for Class B and Class C shares for the 12 months ended October 31, 2014. Over the same period, Class I shares returned 6.25%. For the 12 months ended October 31, 2014, all share classes underperformed the 17.27% return of the S&P 500® Index,2 which is the Fund’s primary broad-based securities-market index. Over the same period, all share classes outperformed the –0.60% return of the MSCI EAFE® Index,2 which is the secondary benchmark of the Fund. For the 12 months ended October 31, 2014, all share classes outperformed the 4.14% return of the Barclays U.S. Aggregate Bond Index2 but underperformed the 7.68% return of the Conservative Allocation Composite Index.2 The Barclays U.S. Aggregate Bond Index and the Conservative Allocation Composite Index are additional benchmarks of the Fund. Class A, Investor Class and Class I shares outperformed—and Class B and Class C shares underperformed—the 5.47% return of the average Lipper3 mixed-asset target allocation conservative fund for the 12 months ended October 31, 2014. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in other MainStay Funds (the “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s allocation to Underlying Funds that invest in bonds or international stocks—accounted for many of the challenges the Fund experienced in terms of relative performance. Bonds and international stocks generally underperformed domestic equities during the reporting period.

The Conservative Allocation Composite Index reflects a broader mix of asset classes. The most significant dectractor relative to this Index was the performance of the Underlying Funds, which has been somewhat weak on average during the reporting period. Among the Underlying Funds that weighed on results relative to this composite benchmark were MainStay ICAP Equity

Fund, MainStay MAP Fund, MainStay Marketfield Fund and MainStay Epoch Global Choice Fund.

The Fund’s asset-allocation policy management had a positive but very modest impact on relative performance. We maintained a bias in favor of stocks over bonds throughout the reporting period, but the degree of bias varied. We enlarged equity positions in periods of market turmoil to exploit better pricing. Often, we scaled back these positions during periods of market complacency. While this policy was consistently successful, the net impact on performance was small because position sizes varied only slightly. The more structural and persistent bias toward stocks over bonds also contributed to relative performance. (Contributions take weightings and total returns into account.) Since international stocks were included in this bias, however, the impact was smaller than it might have been had equity investments been limited to U.S. stocks.

Positioning within the fixed-income portion of the Fund was mildly detrimental. For some time, the Fund has been positioned for a rise in yields on longer-term bonds; but during the reporting period, the opposite occurred. Fortunately, the impact of the yield shift was mostly insignificant.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.4 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Funds. Generally speaking, we seek to invest in Underlying Funds that we believe occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

During the reporting period, we had a persistent preference for stocks over bonds, but the exact blend varied in response to the changing environment. The inclusion of international equities in this bias diminished the positive effect that stocks had on the Fund’s return. Within U.S. equities, the reporting period began with a tilt toward small-cap companies and growth-oriented stocks, but these aspects of the bias were unwound during the spring. While the bias was initially profitable, the gains had largely been eliminated by the time the bias was fully removed.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 6 for more information on this index.
3.	See footnote on page 6 for more information on Lipper Inc.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

9

As a result, the strategy had little net impact on performance. Holdings of emerging-market equities were also adjusted throughout the year, but with little net impact. Overall, an increased allocation to emerging-market equities was a slight drag on performance during the reporting period.

In the fixed-income portion of the Fund, we maintained a shorter duration than the Barclays U.S. Aggregate Bond Index, as we have for a couple of years. This reflects our expectation that healthy levels of economic growth will render further monetary intervention inappropriate and will ultimately lead to upward pressure on wages and consumer pricing. This view was mostly misplaced during the reporting period, as interest rates fell and investors focused more on the risks of deflation than those of inflation. The impact on the Fund, however, was quite small. The losses were smaller still after adjusting for the effects associated with credit quality. A tilt toward speculative-quality instruments has been in place for a couple of years, but we’ve been gradually moving back toward the benchmark exposure. By the end of the reporting period, the Fund was effectively neutral with respect to credit. The contribution of speculative-quality instruments during the reporting period was quite small.

How did the Fund’s allocations change over the course of the reporting period?

Effective February 28, 2014, the Fund’s principal investment strategies were modified to decrease the target allocation to U.S. equity funds by five percentage points and increase the target allocation to international equity funds by five percentage points. This investment strategy shift led to the most significant allocation change during the reporting period. We established a new position in MainStay Emerging Markets Opportunities Fund and increased allocations to MainStay ICAP International Fund, MainStay International Opportunities Fund and MainStay International Equity Fund. Meanwhile, we decreased allocations to most Underlying Funds that invest in U.S. equities, but MainStay U.S. Small Cap Fund and MainStay Cornerstone Growth Fund experienced disproportionate reductions. After leaning toward smaller-capitalization and growth-oriented companies for some time, we also gravitated back to a more neutral posture.

The Fund established new positions in MainStay Cushing Renaissance Advantage Fund and MainStay Cushing Royalty Energy Income Fund. We believe that these Underlying Funds may benefit from an anticipated boom in domestic energy production.

In the fixed-income portion of the Fund, average credit quality was upgraded as we reduced positions in MainStay High Yield Municipal Bond Fund and MainStay Floating Rate Fund in favor of MainStay Indexed Bond Fund and MainStay Unconstrained

Bond Fund. We believe that return opportunities in speculative-grade bonds have diminished in recent years, although the risks remain significant. Since we view this tradeoff as increasingly unattractive, we have moved to neutralize exposure to credit.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Of the Underlying Funds held for the entire reporting period, the highest returns came from MainStay U.S. Equity Opportunities Fund and MainStay S&P 500 Index Fund. At the other end of the spectrum, MainStay Marketfield Fund and MainStay International Equity Fund both posted negative returns.

Which Underlying Equity Funds were the strongest contributors to the Fund’s performance and which Underlying Equity Funds were particularly weak?

A large position in MainStay Large Cap Growth Fund made the most significant positive contribution to the Fund’s performance, followed closely by a smaller position in MainStay U.S. Equity Opportunities Fund. Only a few Underlying Equity Funds experienced negative returns during the reporting period. Among these, MainStay Marketfield Fund was the most notable—and despite the small size of the Fund’s position in this Underlying Fund, it detracted from performance more than any other equity or fixed-income holding. A new position established over the summer in MainStay Cushing Royalty Energy Income Fund also made a negative contribution to performance.

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

Upward pressure on yields and downward pressure on credit spreads5 came from persistent domestic economic growth, strong corporate earnings and the steady decline in the unemployment rate. Even so, other factors appear to have been more powerful during the reporting period. With Europe flirting with recession, growth rates in China ebbing, Japan mired in the effects of a tax hike, Russia struggling with sanctions and Brazil moving backward, growth estimates for global gross domestic product were very soft during the reporting period. Support for sovereign bond pricing has also been soft—not just in the United States but also in many developed nations. Deflationary concerns in many countries, a strong dollar and falling energy prices have also pushed yields downward.

5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate bonds (or a specific category of corporate bonds) and comparable U.S. Treasury issues.

10	MainStay Conservative Allocation Fund

Which fixed-income market segments were strong performers and which segments were particularly weak?

Broadly speaking, lower-quality and longer-duration bonds fared best. Bouncing back from a sell-off in the summer of 2013, municipal bonds also performed quite well. Local-currency denominated debt outside the United States did not do well when returns were translated back to U.S. dollars. Also, investors in cash instruments have earned a near-zero return in nominal terms and have lost money after adjusting for inflation.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance and which Underlying Fixed-Income Funds were particularly weak?

Large positions in MainStay Total Return Bond Fund and MainStay Indexed Bond Fund were the most significant contributors to performance in the fixed-income portion of the Fund. No Underlying Bond Funds in which the Fund invested generated negative performance for the reporting period. Holdings of MainStay Money Market Fund, however, added basically nothing, and the contribution from MainStay Short Duration High Yield Fund was rather small.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

11

Portfolio of Investments October 31, 2014

	Shares	Value
Affiliated Investment Companies 97.6%†
Equity Funds 45.0%
MainStay Cushing Renaissance Advantage Fund Class I	256,188	$6,325,272
MainStay Cushing Royalty Energy Income Fund Class I	214,890	3,373,779
MainStay Emerging Markets Opportunities Fund Class I (a)	1,051,729	10,959,019
MainStay Epoch Global Choice Fund Class I (a)	655,476	13,306,156
MainStay Epoch U.S. All Cap Fund Class I	627,855	19,224,924
MainStay ICAP Equity Fund Class I	338,668	18,525,163
MainStay ICAP International Fund Class I	482,190	16,775,373
MainStay International Equity Fund Class I	430,113	5,673,196
MainStay International Opportunities Fund Class I	1,498,295	13,319,843
MainStay Large Cap Growth Fund Class I	1,728,240	19,563,675
MainStay MAP Fund Class I	481,811	23,040,182
MainStay Marketfield Fund Class I	520,595	8,662,695
MainStay S&P 500 Index Fund Class I	165,011	7,813,291
MainStay U.S. Equity Opportunities Fund Class I	2,235,091	21,032,205
MainStay U.S. Small Cap Fund Class I (b)	340,954	8,997,768

Total Equity Funds (Cost $163,622,507)		196,592,541

Fixed Income Funds 52.6%
MainStay Floating Rate Fund Class I	2,404,699	22,700,363
MainStay High Yield Corporate Bond Fund Class I	1,981,037	11,767,361
MainStay Indexed Bond Fund Class I (a)	5,497,648	61,188,818
MainStay Short Duration High Yield Fund Class I (a)	1,604,818	16,080,272
MainStay Total Return Bond Fund Class I (a)	9,303,718	100,759,266
MainStay Unconstrained Bond Fund Class I	1,872,765	17,379,264

Total Fixed Income Funds (Cost $226,597,911)		229,875,344

Total Affiliated Investment Companies (Cost $390,220,418)		426,467,885

	Principal Amount	Value
Short-Term Investment 2.3%
Repurchase Agreement 2.3%
State Street Bank and Trust Co. 0.00%, dated 10/31/14 due 11/3/14 Proceeds at Maturity $10,022,345 (Collateralized by a Federal National Mortgage Association security with a rate of 2.08% and a maturity date of 11/2/22, with a Principal Amount of $10,685,000 and a Market Value of $10,225,460)	$10,022,345	$10,022,345

Total Short-Term Investment (Cost $10,022,345)		10,022,345

Total Investments (Cost $400,242,763) (c)	99.9%	436,490,230
Other Assets, Less Liabilities	0.1	598,751
Net Assets	100.0%	$437,088,981

†	Percentages indicated are based on Fund net assets.

(a)	The Fund’s ownership exceeded 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	Non-income producing Underlying Fund.

(c)	As of October 31, 2014, cost was $402,390,975 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$35,200,378
Gross unrealized depreciation	(1,101,123)

Net unrealized appreciation	$34,099,255

12	MainStay Conservative Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2014, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$196,592,541	$—	$—	$196,592,541
Fixed Income Funds	229,875,344	—	—	229,875,344
Short-Term Investment
Repurchase Agreement	—	10,022,345	—	10,022,345

Total Investments in Securities	$426,467,885	$10,022,345	$—	$436,490,230

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2014, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2014, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of October 31, 2014

Assets
Investments in affiliated investment companies, at value (identified cost $390,220,418)	$426,467,885
Repurchase agreement, at value (identified cost $10,022,345)	10,022,345
Cash	4,436,043
Receivables:
Fund shares sold	697,766
Other assets	34,779

Total assets	441,658,818

Liabilities
Payables:
Fund shares redeemed	4,293,935
NYLIFE Distributors (See Note 3)	156,820
Transfer agent (See Note 3)	78,256
Shareholder communication	26,797
Professional fees	7,267
Trustees	883
Custodian	508
Accrued expenses	5,371

Total liabilities	4,569,837

Net assets	$437,088,981

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$34,938
Additional paid-in capital	386,783,264

386,818,202
Undistributed net investment income	976,167
Accumulated net realized gain (loss) on investments	13,047,145
Net unrealized appreciation (depreciation) on investments	36,247,467

Net assets	$437,088,981

Class A
Net assets applicable to outstanding shares	$244,097,718

Shares of beneficial interest outstanding	19,496,310

Net asset value per share outstanding	$12.52
Maximum sales charge (5.50% of offering price)	0.73

Maximum offering price per share outstanding	$13.25

Investor Class
Net assets applicable to outstanding shares	$65,990,745

Shares of beneficial interest outstanding	5,270,203

Net asset value per share outstanding	$12.52
Maximum sales charge (5.50% of offering price)	0.73

Maximum offering price per share outstanding	$13.25

Class B
Net assets applicable to outstanding shares	$39,582,952

Shares of beneficial interest outstanding	3,174,385

Net asset value and offering price per share outstanding	$12.47

Class C
Net assets applicable to outstanding shares	$71,050,755

Shares of beneficial interest outstanding	5,699,132

Net asset value and offering price per share outstanding	$12.47

Class I
Net assets applicable to outstanding shares	$16,366,811

Shares of beneficial interest outstanding	1,297,789

Net asset value and offering price per share outstanding	$12.61

14	MainStay Conservative Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2014

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$8,781,741

Expenses
Distribution/Service—Class A (See Note 3)	563,338
Distribution/Service—Investor Class (See Note 3)	157,986
Distribution/Service—Class B (See Note 3)	407,000
Distribution/Service—Class C (See Note 3)	612,178
Transfer agent (See Note 3)	437,439
Registration	89,051
Shareholder communication	58,954
Professional fees	36,399
Custodian	7,136
Trustees	7,082
Miscellaneous	12,080

Total expenses	2,388,643

Net investment income (loss)	6,393,098

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	9,596,567
Realized capital gain distributions from affiliated investment companies	7,961,833

Net realized gain (loss) on investments from affiliated investment companies	17,558,400

Net change in unrealized appreciation (depreciation) on investments	(1,652,904)

Net realized and unrealized gain (loss) on investments	15,905,496

Net increase (decrease) in net assets resulting from operations	$22,298,594

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the years ended October 31, 2014 and October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$6,393,098	$5,823,284
Net realized gain (loss) on investments from affiliated investment companies	17,558,400	15,389,769
Net change in unrealized appreciation (depreciation) on investments	(1,652,904)	18,104,335

Net increase (decrease) in net assets resulting from operations	22,298,594	39,317,388

Dividends and distributions to shareholders:
From net investment income:
Class A	(5,142,602)	(4,330,031)
Investor Class	(1,341,824)	(1,223,350)
Class B	(584,334)	(583,952)
Class C	(827,578)	(643,309)
Class I	(383,390)	(429,612)

	(8,279,728)	(7,210,254)

From net realized gain on investments:
Class A	(7,762,778)	(2,384,434)
Investor Class	(2,206,085)	(725,462)
Class B	(1,501,299)	(520,705)
Class C	(2,014,671)	(557,674)
Class I	(484,778)	(234,352)

	(13,969,611)	(4,422,627)

Total dividends and distributions to shareholders	(22,249,339)	(11,632,881)

Capital share transactions:
Net proceeds from sale of shares	122,411,955	94,554,574
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	21,290,895	10,787,561
Cost of shares redeemed	(71,920,761)	(70,636,338)

Increase (decrease) in net assets derived from capital share transactions	71,782,089	34,705,797

Net increase (decrease) in net assets	71,831,344	62,390,304

Net Assets
Beginning of year	365,257,637	302,867,333

End of year	$437,088,981	$365,257,637

Undistributed net investment income at end of year	$976,167	$464,128

16	MainStay Conservative Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2014	2013	2012	2011	2010
Net asset value at beginning of year	$12.56	$11.57	$10.95	$10.80	$9.90

Net investment income (loss) (a)	0.22	0.24	0.24	0.25	0.24
Net realized and unrealized gain (loss) on investments	0.50	1.21	0.77	0.20	0.90

Total from investment operations	0.72	1.45	1.01	0.45	1.14

Less dividends and distributions:
From net investment income	(0.29)	(0.29)	(0.28)	(0.30)	(0.24)
From net realized gain on investments	(0.47)	(0.17)	(0.11)	—	—

Total dividends and distributions	(0.76)	(0.46)	(0.39)	(0.30)	(0.24)

Net asset value at end of year	$12.52	$12.56	$11.57	$10.95	$10.80

Total investment return (b)	5.95%	12.93%	9.41%	4.28%	11.68%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.81%	2.00%	2.16%	2.27%	2.35%
Net expenses (c)	0.35%	0.37%	0.37%	0.39%	0.42%
Portfolio turnover rate	45%	52%	62%	55%	32%
Net assets at end of year (in 000’s)	$244,098	$201,908	$164,116	$143,520	$121,439

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Investor Class	2014	2013	2012	2011	2010
Net asset value at beginning of year	$12.56	$11.57	$10.96	$10.81	$9.90

Net investment income (loss) (a)	0.21	0.22	0.23	0.24	0.23
Net realized and unrealized gain (loss) on investments	0.49	1.21	0.76	0.20	0.91

Total from investment operations	0.70	1.43	0.99	0.44	1.14

Less dividends and distributions:
From net investment income	(0.27)	(0.27)	(0.27)	(0.29)	(0.23)
From net realized gain on investments	(0.47)	(0.17)	(0.11)	—	—

Total dividends and distributions	(0.74)	(0.44)	(0.38)	(0.29)	(0.23)

Net asset value at end of year	$12.52	$12.56	$11.57	$10.96	$10.81

Total investment return (b)	5.79%	12.74%	9.24%	4.06%	11.70%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.67%	1.82%	2.00%	2.17%	2.26%
Net expenses (c)	0.50%	0.53%	0.53%	0.50%	0.50%
Expenses (before waiver/reimbursement) (c)	0.50%	0.53%	0.55%	0.57%	0.63%
Portfolio turnover rate	45%	52%	62%	55%	32%
Net assets at end of year (in 000’s)	$65,991	$59,301	$49,050	$41,525	$34,979

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2014	2013	2012	2011	2010
Net asset value at beginning of year	$12.51	$11.53	$10.92	$10.76	$9.86

Net investment income (loss) (a)	0.11	0.13	0.14	0.15	0.16
Net realized and unrealized gain (loss) on investments	0.50	1.21	0.76	0.21	0.90

Total from investment operations	0.61	1.34	0.90	0.36	1.06

Less dividends and distributions:
From net investment income	(0.18)	(0.19)	(0.18)	(0.20)	(0.16)
From net realized gain on investments	(0.47)	(0.17)	(0.11)	—	—

Total dividends and distributions	(0.65)	(0.36)	(0.29)	(0.20)	(0.16)

Net asset value at end of year	$12.47	$12.51	$11.53	$10.92	$10.76

Total investment return (b)	5.03%	11.87%	8.46%	3.30%	10.92%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.93%	1.09%	1.27%	1.41%	1.51%
Net expenses (c)	1.25%	1.28%	1.28%	1.25%	1.25%
Expenses (before waiver/reimbursement) (c)	1.25%	1.28%	1.30%	1.32%	1.38%
Portfolio turnover rate	45%	52%	62%	55%	32%
Net assets at end of year (in 000’s)	$39,583	$40,953	$35,808	$33,580	$31,241

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Class C	2014	2013	2012	2011	2010
Net asset value at beginning of year	$12.51	$11.53	$10.92	$10.76	$9.86

Net investment income (loss) (a)	0.11	0.13	0.14	0.15	0.16
Net realized and unrealized gain (loss) on investments	0.50	1.21	0.76	0.21	0.90

Total from investment operations	0.61	1.34	0.90	0.36	1.06

Less dividends and distributions:
From net investment income	(0.18)	(0.19)	(0.18)	(0.20)	(0.16)
From net realized gain on investments	(0.47)	(0.17)	(0.11)	—	—

Total dividends and distributions	(0.65)	(0.36)	(0.29)	(0.20)	(0.16)

Net asset value at end of year	$12.47	$12.51	$11.53	$10.92	$10.76

Total investment return (b)	5.03%	11.87%	8.46%	3.40%	10.82%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.90%	1.07%	1.25%	1.41%	1.51%
Net expenses (c)	1.25%	1.28%	1.28%	1.25%	1.25%
Expenses (before waiver/reimbursement) (c)	1.25%	1.28%	1.30%	1.32%	1.38%
Portfolio turnover rate	45%	52%	62%	55%	32%
Net assets at end of year (in 000’s)	$71,051	$51,112	$37,977	$30,224	$26,375

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

18	MainStay Conservative Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2014	2013	2012	2011	2010
Net asset value at beginning of year	$12.64	$11.64	$11.02	$10.87	$9.95

Net investment income (loss) (a)	0.25	0.27	0.27	0.28	0.27
Net realized and unrealized gain (loss) on investments	0.51	1.22	0.77	0.20	0.92

Total from investment operations	0.76	1.49	1.04	0.48	1.19

Less dividends and distributions:
From net investment income	(0.32)	(0.32)	(0.31)	(0.33)	(0.27)
From net realized gain on investments	(0.47)	(0.17)	(0.11)	—	—

Total dividends and distributions	(0.79)	(0.49)	(0.42)	(0.33)	(0.27)

Net asset value at end of year	$12.61	$12.64	$11.64	$11.02	$10.87

Total investment return (b)	6.25%	13.11%	9.81%	4.42%	12.10%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.01%	2.26%	2.41%	2.49%	2.58%
Net expenses (c)	0.10%	0.12%	0.12%	0.14%	0.17%
Portfolio turnover rate	45%	52%	62%	55%	32%
Net assets at end of year (in 000’s)	$16,367	$11,984	$15,916	$8,593	$5,611

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

MainStay Moderate Allocation Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2014

Class	Sales Charge		One Year	Five Years	Since Inception (4/4/05)	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1.56 7.47%	9.30 10.54%	6.24 6.87%	1.39 1.39%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1.32 7.22	9.10 10.34	6.15 6.78	1.57 1.57
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	1.48 6.48	9.27 9.55	5.98 5.98	2.32 2.32
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	5.48 6.48	9.55 9.55	5.98 5.98	2.32 2.32
Class I Shares	No Sales Charge		7.74	10.83	7.16	1.14

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

20	MainStay Moderate Allocation Fund

Benchmark Performance	One Year	Five Years	Since Inception
S&P 500® Index[4]	17.27%	16.69%	8.04%
MSCI EAFE® Index[5]	–0.60	6.52	5.02
Barclays U.S. Aggregate Bond Index[6]	4.14	4.22	4.86
Moderate Allocation Composite Index[7]	9.37	10.68	6.72
Average Lipper Mixed-Asset Target Allocation Moderate Fund[8]	7.08	9.20	5.60

4.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

5.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

6.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Fund has selected the Barclays U.S. Aggregate Bond Index as an additional benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7.

Effective February 28, 2014, the Moderate Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted 45%, 15% and 40%, respectively. Prior to February 28, 2014, the Moderate Allocation Composite Index consisted of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted 50%, 10%, and 40%, respectively. The Fund has selected the Moderate Allocation Composite Index as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

8.	The average Lipper mixed-asset target allocation moderate fund is representative of funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

21

Cost in Dollars of a $1,000 Investment in MainStay Moderate Allocation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2014, to October 31, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2014, to October 31, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/14	Ending Account Value (Based on Actual Returns and Expenses) 10/31/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/14	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,032.00	$1.69	$1,023.50	$1.68

Investor Class Shares	$1,000.00	$1,030.50	$2.56	$1,022.70	$2.55

Class B Shares	$1,000.00	$1,027.20	$6.39	$1,018.90	$6.36

Class C Shares	$1,000.00	$1,027.20	$6.39	$1,018.90	$6.36

Class I Shares	$1,000.00	$1,033.30	$0.41	$1,024.80	$0.41

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.33% for Class A, 0.50% for Investor Class, 1.25% for Class B and Class C and 0.08% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

22	MainStay Moderate Allocation Fund

Investment Objectives of Underlying Funds as of October 31, 2014 (Unaudited)

See Portfolio of Investments beginning on page 27 for specific holdings within these categories.

23

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney and Poul Kristensen, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Moderate Allocation Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2014?

Excluding all sales charges, MainStay Moderate Allocation Fund returned 7.47% for Class A shares, 7.22% for Investor Class shares and 6.48% for Class B and Class C shares for the 12 months ended October 31, 2014. Over the same period, Class I shares returned 7.74%. For the 12 months ended October 31, 2014, all share classes underperformed the 17.27% return of the S&P 500® Index,2 which is the Fund’s primary broad-based securities-market index. Over the same period all share classes outperformed the –0.60% return of the MSCI EAFE® Index,2 which is the secondary benchmark of the Fund. For the 12 months ended October 31, 2014, all share classes outperformed the 4.14% return of the Barclays U.S. Aggregate Bond Index2 but underperformed the 9.37% return of the Moderate Allocation Composite Index.2 The Barclays U.S. Aggregate Bond Index and the Moderate Allocation Composite Index are additional benchmarks of the Fund. Class A, Investor Class and Class I shares outperformed—and Class B and Class C shares underperformed—the 7.08% return of the average Lipper3 mixed-asset target allocation moderate fund for the 12 months ended October 31, 2014. See page 20 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in other MainStay Funds (the “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s allocation to Underlying Funds that invest in bonds or international stocks—accounted for many of the challenges the Fund experienced in terms of relative performance. Bonds and international stocks generally underperformed domestic equities during the reporting period.

The Moderate Allocation Composite Index reflects a broader mix of asset classes. The most significant detractor relative to this Index was the performance of the Underlying Funds, which has been somewhat weak on average during the reporting period. Among the Underlying Funds that weighed on results relative to this composite benchmark were MainStay ICAP Equity Fund,

MainStay MAP Fund, MainStay Marketfield Fund and MainStay Epoch Global Choice Fund.

The Fund’s asset-allocation policy management had a positive but quite modest impact on relative performance. We maintained a bias in favor of stocks over bonds throughout the reporting period, but the degree of bias varied. We enlarged equity positions in periods of market turmoil to exploit better pricing. Often, we scaled back these positions during periods of market complacency. While this policy was consistently successful, the net impact on performance was small because position sizes varied only slightly. The more structural and persistent bias toward stocks over bonds also contributed to relative performance. (Contributions take weightings and total returns into account.) Since international stocks were included in this bias, however, the impact was smaller than it might have been had equity investments been limited to U.S. stocks.

Positioning within the fixed-income portion of the Fund was mildly detrimental. For some time, the Fund has been positioned for a rise in yields on longer-term bonds; but during the reporting period, the opposite occurred. Fortunately, the impact of the yield shift was mostly insignificant.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.4 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Funds. Generally speaking, we seek to invest in Underlying Funds that we believe occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

During the reporting period, we had a persistent preference for stocks over bonds, but the exact blend varied in response to the changing environment. The inclusion of international equities in this bias diminished the positive effect that stocks had on the Fund’s return. Within U.S. equities, the reporting period began with a tilt toward small-cap companies and growth-oriented stocks, but these aspects of the bias were unwound during the spring. While the bias was initially profitable, the gains had largely been eliminated by the time the bias was fully removed.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.

2.	See footnote on page 21 for more information on this index.
3.	See footnote on page 21 for more information on Lipper Inc.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

24	MainStay Moderate Allocation Fund

As a result, the strategy had little net impact on performance. Holdings of emerging-market equities were also adjusted throughout the year, but with little net impact. Overall, an increased allocation to emerging-market equities was a slight drag on performance during the reporting period.

In the fixed-income portion of the Fund, we maintained a shorter duration than the Barclays U.S. Aggregate Bond Index, as we have for a couple of years. This reflects our expectation that healthy levels of economic growth will render further monetary intervention inappropriate and will ultimately lead to upward pressure on wages and consumer pricing. This view was mostly misplaced during the reporting period, as interest rates fell and investors focused more on the risks of deflation than those of inflation. The impact on the Fund, however, was quite small. The losses were smaller still after adjusting for the effects associated with credit quality. A tilt toward speculative-quality instruments has been in place for a couple of years, but we’ve been gradually moving back toward the benchmark exposure. By the end of the reporting period, the Fund was effectively neutral with respect to credit. The contribution of speculative-quality investments during the reporting period was quite small.

How did the Fund’s allocations change over the course of the reporting period?

Effective February 28, 2014, the Fund’s principal investment strategies were modified to decrease the target allocation to U.S. equity funds by five percentage points and increase the target allocation to international equity funds by five percentage points. This investment strategy shift led to the most significant allocation change during the reporting period. We established a new position in MainStay Emerging Markets Opportunities Fund and increased allocations to MainStay ICAP International Fund, MainStay International Opportunities Fund and MainStay International Equity Fund. Meanwhile, we decreased allocations to most Underlying Funds that invest in U.S. equities, but MainStay U.S. Small Cap Fund and MainStay Cornerstone Growth Fund experienced disproportionate reductions. After leaning toward smaller-capitalization and growth-oriented companies for some time, we also gravitated back to a more neutral posture.

The Fund established new positions in MainStay Cushing Renaissance Advantage Fund and MainStay Cushing Royalty Energy Income Fund. We believe that these Underlying Funds may benefit from an anticipated boom in domestic energy production.

In the fixed-income portion of the Fund, average credit quality was upgraded as we reduced positions in MainStay High Yield Municipal Bond Fund and MainStay Floating Rate Fund in favor of MainStay Indexed Bond Fund and MainStay Unconstrained Bond Fund. We believe that return opportunities in speculative-grade bonds have diminished in recent years, although the risks remain significant. Since we view this tradeoff as increasingly unattractive, we have moved to neutralize exposure to credit.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Of the Underlying Funds held for the entire reporting period, the highest returns came from MainStay U.S. Equity Opportunities Fund and MainStay S&P 500 Index Fund. At the other end of the spectrum, MainStay Marketfield Fund and MainStay International Equity Fund both posted negative returns.

Which Underlying Equity Funds were the strongest contributors to the Fund’s performance and which Underlying Equity Funds were particularly weak?

A large position in MainStay Large Cap Growth Fund made the most significant positive contribution to the Fund’s performance, followed closely by a smaller position in MainStay U.S. Equity Opportunities Fund. Only a few Underlying Equity Funds experienced negative returns during the reporting period. Among these, MainStay Marketfield Fund was the most notable—and despite the small size of the Fund’s position in this Underlying Fund, it detracted from performance more than any other equity or fixed-income holding. A new position established over the summer in MainStay Cushing Royalty Energy Income Fund also made a negative contribution to performance.

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

Upward pressure on yields and downward pressure on credit spreads5 came from persistent domestic economic growth, strong corporate earnings and the steady decline in the unemployment rate. Even so, other factors appear to have been more powerful during the reporting period. With Europe flirting with recession, growth rates in China ebbing, Japan mired in the effects of a tax hike, Russia struggling with sanctions and Brazil moving backward, growth estimates for global gross domestic product were very soft during the reporting period. Support for sovereign bond pricing has also been soft—not just in the United States but also in many developed nations. Deflationary concerns in many countries, a strong dollar and falling energy prices have also pushed yields downward.

5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate bonds (or a specific category of corporate bonds) and comparable U.S. Treasury issues.

25

Which fixed-income market segments were strong performers and which segments were particularly weak?

Broadly speaking, lower-quality and longer-duration bonds fared best. Bouncing back from a sell-off in the summer of 2013, municipal bonds also performed quite well. Local-currency denominated debt outside the United States did not do well when returns were translated back to U.S. dollars. Also, investors in cash instruments have earned a near-zero return in nominal terms and have lost money after adjusting for inflation.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance and which Underlying Fixed-Income Funds were particularly weak?

A large position in MainStay Total Return Bond Fund was the most significant contributor to performance in the fixed-income portion of the Fund, with a much smaller position in MainStay Unconstrained Bond Fund also adding to return. No Underlying Bond Funds in which the Fund invested generated negative performance for the reporting period. Holdings of MainStay Money Market Fund, however, added basically nothing, and the contribution from MainStay Indexed Bond Fund was also very small.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

26	MainStay Moderate Allocation Fund

Portfolio of Investments October 31, 2014

	Shares	Value

Affiliated Investment Companies 96.6%†
Equity Funds 64.8%
MainStay Cushing Renaissance Advantage Fund Class I	411,993	$10,172,105
MainStay Cushing Royalty Energy Income Fund Class I (a)	255,490	4,011,186
MainStay Emerging Markets Opportunities Fund Class I (a)	2,207,245	22,999,488
MainStay Epoch Global Choice Fund Class I (a)	965,352	19,596,644
MainStay Epoch U.S. All Cap Fund Class I (a)	1,515,834	46,414,852
MainStay ICAP Equity Fund Class I	792,567	43,353,398
MainStay ICAP International Fund Class I	1,056,554	36,757,524
MainStay International Equity Fund Class I (a)	944,977	12,464,245
MainStay International Opportunities Fund Class I (a)	3,303,248	29,365,877
MainStay Large Cap Growth Fund Class I	4,380,454	49,586,741
MainStay MAP Fund Class I	1,178,072	56,335,424
MainStay Marketfield Fund Class I	760,891	12,661,224
MainStay S&P 500 Index Fund Class I	322,936	15,291,003
MainStay U.S. Equity Opportunities Fund Class I (a)	5,281,721	49,700,997
MainStay U.S. Small Cap Fund Class I (a)(b)	567,748	14,982,879

Total Equity Funds (Cost $327,609,892)		423,693,587

Fixed Income Funds 31.8%
MainStay Floating Rate Fund Class I	1,937,527	18,290,258
MainStay High Yield Corporate Bond Fund Class I	1,646,494	9,780,176
MainStay Indexed Bond Fund Class I	558,031	6,210,889
MainStay Short Duration High Yield Fund Class I (a)	1,536,270	15,393,426
MainStay Total Return Bond Fund Class I (a)	12,228,235	132,431,782
MainStay Unconstrained Bond Fund Class I	2,779,823	25,796,755

Total Fixed Income Funds (Cost $203,666,435)		207,903,286

Total Affiliated Investment Companies (Cost $531,276,327)		631,596,873

	Principal Amount	Value

Short-Term Investment 2.5%
Repurchase Agreement 2.5%
State Street Bank and Trust Co. 0.00%, dated 10/31/14 due 11/3/14 Proceeds at Maturity $16,210,268 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 1.96% and a maturity date of 11/7/22, with a Principal Amount of $17,530,000 and a Market Value of $16,539,082)	$16,210,268	$16,210,268

Total Short-Term Investment (Cost $16,210,268)		16,210,268

Total Investments (Cost $547,486,595) (c)	99.1%	647,807,141
Other Assets, Less Liabilities	0.9	5,789,064
Net Assets	100.0%	$653,596,205

†	Percentages indicated are based on Fund net assets.

(a)	The Fund’s ownership exceeded 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	Non-income producing Underlying Fund.

(c)	As of October 31, 2014, cost was $552,676,585 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$95,963,959
Gross unrealized depreciation	(833,403)

Net unrealized appreciation	$95,130,556

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Portfolio of Investments October 31, 2014 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2014, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$423,693,587	$—	$—	$423,693,587
Fixed Income Funds	207,903,286	—	—	207,903,286
Short-Term Investment
Repurchase Agreement	—	16,210,268	—	16,210,268

Total Investments in Securities	$631,596,873	$16,210,268	$—	$647,807,141

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2014, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2014, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

28	MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2014

Assets
Investments in affiliated investment companies, at value (identified cost $531,276,327)	$631,596,873
Repurchase agreement, at value (identified cost $16,210,268)	16,210,268
Cash	6,339,555
Receivables:
Fund shares sold	422,939
Other assets	37,185

Total assets	654,606,820

Liabilities
Payables:
Fund shares redeemed	588,732
NYLIFE Distributors (See Note 3)	228,679
Transfer agent (See Note 3)	137,369
Shareholder communication	39,157
Professional fees	8,776
Trustees	1,317
Custodian	452
Accrued expenses	6,133

Total liabilities	1,010,615

Net assets	$653,596,205

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$46,245
Additional paid-in capital	524,165,022

524,211,267
Undistributed net investment income	3,996,723
Accumulated net realized gain (loss) on investments	25,067,669
Net unrealized appreciation (depreciation) on investments	100,320,546

Net assets	$653,596,205

Class A
Net assets applicable to outstanding shares	$339,189,243

Shares of beneficial interest outstanding	23,910,059

Net asset value per share outstanding	$14.19
Maximum sales charge (5.50% of offering price)	0.83

Maximum offering price per share outstanding	$15.02

Investor Class
Net assets applicable to outstanding shares	$146,792,637

Shares of beneficial interest outstanding	10,356,737

Net asset value per share outstanding	$14.17
Maximum sales charge (5.50% of offering price)	0.82

Maximum offering price per share outstanding	$14.99

Class B
Net assets applicable to outstanding shares	$88,006,676

Shares of beneficial interest outstanding	6,298,244

Net asset value and offering price per share outstanding	$13.97

Class C
Net assets applicable to outstanding shares	$67,850,765

Shares of beneficial interest outstanding	4,856,878

Net asset value and offering price per share outstanding	$13.97

Class I
Net assets applicable to outstanding shares	$11,756,884

Shares of beneficial interest outstanding	823,489

Net asset value and offering price per share outstanding	$14.28

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Statement of Operations for the year ended October 31, 2014

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$10,552,154

Expenses
Distribution/Service—Class A (See Note 3)	794,001
Distribution/Service—Investor Class (See Note 3)	344,524
Distribution/Service—Class B (See Note 3)	888,519
Distribution/Service—Class C (See Note 3)	619,792
Transfer agent (See Note 3)	773,344
Registration	91,628
Shareholder communication	84,672
Professional fees	42,007
Trustees	10,747
Custodian	7,132
Miscellaneous	14,729

Total expenses	3,671,095

Net investment income (loss)	6,881,059

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	17,464,625
Realized capital gain distributions from affiliated investment companies	18,102,441

Net realized gain (loss) on investments from affiliated investment companies	35,567,066

Net change in unrealized appreciation (depreciation) on investments	(215,293)

Net realized and unrealized gain (loss) on investments	35,351,773

Net increase (decrease) in net assets resulting from operations	$42,232,832

30	MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2014 and October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$6,881,059	$6,923,257
Net realized gain (loss) on investments from affiliated investment companies	35,567,066	24,936,669
Net change in unrealized appreciation (depreciation) on investments	(215,293)	55,373,773

Net increase (decrease) in net assets resulting from operations	42,232,832	87,233,699

Dividends and distributions to shareholders:
From net investment income:
Class A	(6,674,929)	(5,391,886)
Investor Class	(2,675,979)	(2,260,625)
Class B	(1,209,039)	(1,130,941)
Class C	(793,200)	(624,663)
Class I	(297,284)	(323,100)

	(11,650,431)	(9,731,215)

From net realized gain on investments:
Class A	(8,665,732)	—
Investor Class	(3,762,486)	—
Class B	(2,581,361)	—
Class C	(1,674,065)	—
Class I	(351,537)	—

	(17,035,181)	—

Total dividends and distributions to shareholders	(28,685,612)	(9,731,215)

Capital share transactions:
Net proceeds from sale of shares	$134,381,611	$100,595,879
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	28,363,116	9,337,807
Cost of shares redeemed	(92,185,372)	(82,549,353)

Increase (decrease) in net assets derived from capital share transactions	70,559,355	27,384,333

Net increase (decrease) in net assets	84,106,575	104,886,817

Net Assets
Beginning of year	569,489,630	464,602,813

End of year	$653,596,205	$569,489,630

Undistributed net investment income at end of year	$3,996,723	$3,476,222

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2014	2013	2012	2011	2010
Net asset value at beginning of year	$13.90	$11.97	$11.06	$10.87	$9.83

Net investment income (loss) (a)	0.19	0.21	0.20	0.20	0.18
Net realized and unrealized gain (loss) on investments	0.82	2.00	0.93	0.22	1.05

Total from investment operations	1.01	2.21	1.13	0.42	1.23

Less dividends and distributions:
From net investment income	(0.31)	(0.28)	(0.22)	(0.23)	(0.19)
From net realized gain on investments	(0.41)	—	—	—	—

Total dividends and distributions	(0.72)	(0.28)	(0.22)	(0.23)	(0.19)

Net asset value at end of year	$14.19	$13.90	$11.97	$11.06	$10.87

Total investment return (b)	7.47%	18.88%	10.43%	3.85%	12.65%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.36%	1.62%	1.75%	1.79%	1.76%
Net expenses (c)	0.34%	0.35%	0.35%	0.36%	0.38%
Portfolio turnover rate	47%	49%	64%	60%	41%
Net assets at end of year (in 000’s)	$339,189	$288,920	$229,051	$207,282	$210,071

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Investor Class	2014	2013	2012	2011	2010
Net asset value at beginning of year	$13.89	$11.96	$11.06	$10.86	$9.84

Net investment income (loss) (a)	0.17	0.18	0.18	0.18	0.17
Net realized and unrealized gain (loss) on investments	0.81	2.01	0.93	0.23	1.03

Total from investment operations	0.98	2.19	1.11	0.41	1.20

Less dividends and distributions:
From net investment income	(0.29)	(0.26)	(0.21)	(0.21)	(0.18)
From net realized gain on investments	(0.41)	—	—	—	—

Total dividends and distributions	(0.70)	(0.26)	(0.21)	(0.21)	(0.18)

Net asset value at end of year	$14.17	$13.89	$11.96	$11.06	$10.86

Total investment return (b)	7.22%	18.68%	10.19%	3.73%	12.49%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.22%	1.42%	1.57%	1.65%	1.64%
Net expenses (c)	0.51%	0.53%	0.53%	0.50%	0.50%
Expenses (before waiver/reimbursement) (c)	0.51%	0.53%	0.54%	0.56%	0.60%
Portfolio turnover rate	47%	49%	64%	60%	41%
Net assets at end of year (in 000’s)	$146,793	$128,403	$102,910	$90,248	$78,993

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

32	MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2014	2013	2012	2011	2010
Net asset value at beginning of year	$13.70	$11.81	$10.91	$10.72	$9.72

Net investment income (loss) (a)	0.07	0.09	0.10	0.10	0.09
Net realized and unrealized gain (loss) on investments	0.80	1.97	0.92	0.22	1.03

Total from investment operations	0.87	2.06	1.02	0.32	1.12

Less dividends and distributions:
From net investment income	(0.19)	(0.17)	(0.12)	(0.13)	(0.12)
From net realized gain on investments	(0.41)	—	—	—	—

Total dividends and distributions	(0.60)	(0.17)	(0.12)	(0.13)	(0.12)

Net asset value at end of year	$13.97	$13.70	$11.81	$10.91	$10.72

Total investment return (b)	6.48%	17.70%	9.47%	2.94%	11.71%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.49%	0.71%	0.84%	0.90%	0.89%
Net expenses (c)	1.26%	1.28%	1.28%	1.25%	1.25%
Expenses (before waiver/reimbursement) (c)	1.26%	1.28%	1.29%	1.31%	1.35%
Portfolio turnover rate	47%	49%	64%	60%	41%
Net assets at end of year (in 000’s)	$88,007	$88,451	$77,807	$73,686	$72,829

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Class C	2014	2013	2012	2011	2010
Net asset value at beginning of year	$13.70	$11.81	$10.91	$10.73	$9.72

Net investment income (loss) (a)	0.06	0.09	0.09	0.10	0.09
Net realized and unrealized gain (loss) on investments	0.81	1.97	0.93	0.22	1.04

Total from investment operations	0.87	2.06	1.02	0.32	1.13

Less dividends and distributions:
From net investment income	(0.19)	(0.17)	(0.12)	(0.14)	(0.12)
From net realized gain on investments	(0.41)	—	—	—	—

Total dividends and distributions	(0.60)	(0.17)	(0.12)	(0.14)	(0.12)

Net asset value at end of year	$13.97	$13.70	$11.81	$10.91	$10.73

Total investment return (b)	6.48%	17.70%	9.47%	2.94%	11.69%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.45%	0.68%	0.83%	0.91%	0.90%
Net expenses (c)	1.26%	1.28%	1.28%	1.25%	1.25%
Expenses (before waiver/reimbursement) (c)	1.26%	1.28%	1.29%	1.31%	1.35%
Portfolio turnover rate	47%	49%	64%	60%	41%
Net assets at end of year (in 000’s)	$67,851	$55,464	$42,203	$39,531	$37,895

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2014	2013	2012	2011	2010
Net asset value at beginning of year	$13.98	$12.04	$11.12	$10.92	$9.87

Net investment income (loss) (a)	0.20	0.25	0.23	0.23	0.20
Net realized and unrealized gain (loss) on investments	0.85	2.00	0.94	0.22	1.06

Total from investment operations	1.05	2.25	1.17	0.45	1.26

Less dividends and distributions:
From net investment income	(0.34)	(0.31)	(0.25)	(0.25)	(0.21)
From net realized gain on investments	(0.41)	—	—	—	—

Total dividends and distributions	(0.75)	(0.31)	(0.25)	(0.25)	(0.21)

Net asset value at end of year	$14.28	$13.98	$12.04	$11.12	$10.92

Total investment return (b)	7.74%	19.14%	10.75%	4.16%	12.94%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.42%	1.93%	1.99%	2.05%	1.93%
Net expenses (c)	0.09%	0.10%	0.10%	0.11%	0.13%
Portfolio turnover rate	47%	49%	64%	60%	41%
Net assets at end of year (in 000’s)	$11,757	$8,251	$12,631	$9,972	$8,806

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

34	MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Moderate Growth Allocation Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2014

Class	Sales Charge		One Year	Five Years	Since Inception (4/4/05)	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2.52 8.48%	10.93 12.19%	6.48 7.11%	1.54 1.54%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2.36 8.31	10.77 12.03	6.40 7.03	1.72 1.72
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	2.49 7.49	10.94 11.20	6.22 6.22	2.47 2.47
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	6.50 7.50	11.20 11.20	6.22 6.22	2.47 2.47
Class I Shares	No Sales Charge		8.78	12.46	7.42	1.29

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

35

Benchmark Performance	One Year	Five Years	Since Inception
S&P 500® Index[4]	17.27%	16.69%	8.04%
MSCI EAFE® Index[5]	–0.60	6.52	5.02
Barclays U.S. Aggregate Bond Index[6]	4.14	4.22	4.86
Moderate Growth Allocation Composite Index[7]	11.06	12.62	7.12
Average Lipper Mixed-Asset Target Allocation Growth Fund[8]	8.81	10.78	6.22

4.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

5.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

6.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Fund has selected the Barclays U.S. Aggregate Bond Index as an additional benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7.

Effective February 28, 2014, the Moderate Growth Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted 60%, 20% and 20%, respectively. Prior to February 28, 2014, the Moderate Growth Allocation Composite Index consisted of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted 65%, 15%, and 20%, respectively. The Fund has selected the Moderate Growth Allocation Composite Index as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

8.	The average Lipper mixed-asset target allocation growth fund is representative of funds that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

36	MainStay Moderate Growth Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay Moderate Growth Allocation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2014, to October 31, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2014, to October 31, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/14	Ending Account Value (Based on Actual Returns and Expenses) 10/31/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/14	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,038.30	$1.80	$1,023.40	$1.79

Investor Class Shares	$1,000.00	$1,037.60	$2.67	$1,022.60	$2.65

Class B Shares	$1,000.00	$1,033.30	$6.51	$1,018.80	$6.46

Class C Shares	$1,000.00	$1,034.00	$6.51	$1,018.80	$6.46

Class I Shares	$1,000.00	$1,039.90	$0.51	$1,024.70	$0.51

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.35% for Class A, 0.52% for Investor Class, 1.27% for Class B and Class C and 0.10% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

37

Investment Objectives of Underlying Funds as of October 31, 2014 (Unaudited)

See Portfolio of Investments beginning on page 42 for specific holdings within these categories.

38	MainStay Moderate Growth Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney and Poul Kristensen, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Moderate Growth Allocation Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2014?

Excluding all sales charges, MainStay Moderate Growth Allocation Fund returned 8.48% for Class A shares, 8.31% for Investor Class shares, 7.49% for Class B shares and 7.50% for Class C shares for the 12 months ended October 31, 2014. Over the same period, Class I shares returned 8.78%. For the 12 months ended October 31, 2014, all share classes underperformed the 17.27% return of the S&P 500® Index,2 which is the Fund’s primary broad-based securities-market index. Over the same period all share classes outperformed the –0.60% return of the MSCI EAFE® Index,2 which is the secondary benchmark of the Fund. For the 12 months ended October 31, 2014, all share classes outperformed the 4.14% return of the Barclays U.S. Aggregate Bond Index,2 but underperformed the 11.06% return of the Moderate Growth Allocation Composite Index.2 The Barclays U.S. Aggregate Bond Index and the Moderate Growth Allocation Composite Index are additional benchmarks of the Fund. All share classes underperformed the 8.81% return of the average Lipper3 mixed-asset target allocation growth fund for the 12 months ended October 31, 2014. See page 35 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in other MainStay Funds (the “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s allocation to Underlying Funds that invest in bonds or international stocks—accounted for many of the challenges the Fund experienced in terms of relative performance. Bonds and international stocks generally underperformed domestic equities during the reporting period.

The Moderate Growth Allocation Composite Index reflects a broader mix of asset classes. The most significant detractor relative to the Index was the performance of the Underlying Funds, which has been somewhat weak on average during the reporting period. Among the Underlying Funds that weighed on results relative to this composite benchmark were MainStay ICAP Equity Fund, MainStay MAP Fund, MainStay Marketfield Fund and MainStay Epoch Global Choice Fund.

The Fund’s asset-allocation policy management had a positive but quite modest impact on relative performance. We maintained a bias in favor of stocks over bonds throughout the reporting period, but the degree of bias varied. Equity positions were enlarged in periods of market turmoil to exploit better pricing. Often, these positions were scaled back during periods of market complacency. While this policy was consistently successful, the net impact on performance was small because position sizes varied only slightly. The more structural and persistent bias toward stocks over bonds also contributed to relative performance. (Contributions take weightings and total returns into account.) Since international stocks were included in this bias, however, the impact was smaller than it might have been had equity investments been limited to U.S. stocks.

Positioning within the fixed-income portion of the Fund was mildly detrimental. For some time, the Fund has been posi- tioned for a rise in yields on longer-term bonds; but during the reporting period, the opposite occurred. Fortunately, the impact of the yield shift was mostly insignificant.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.4 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Funds. Generally speaking, we seek to invest in Underlying Funds that we believe occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

During the reporting period, we had a persistent preference for stocks over bonds, but the exact blend varied in response to the changing environment. The inclusion of international equities in this bias diminished the positive effect that stocks had on the Fund’s return. Within U.S. equities, the reporting period began with a tilt toward small-cap companies and growth-oriented stocks, but these aspects of the bias were unwound during the spring. While the bias was initially profitable, the gains had largely been eliminated by the time the bias was fully removed. As a result, the strategy had little net impact on performance. Holdings of emerging-market equities were also adjusted throughout the year, but with little net impact. Overall, an

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 36 for more information on this index.
3.	See footnote on page 36 for more information on Lipper Inc.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

39

increased allocation to emerging-market equities was a slight drag on performance during the reporting period.

In the fixed-income portion of the Fund, we maintained a shorter duration than the Barclays U.S. Aggregate Bond Index, as we have for a couple of years. This reflects our expectation that healthy levels of economic growth will render further monetary intervention inappropriate and will ultimately lead to upward pressure on wages and consumer pricing. This view was mostly misplaced during the reporting period, as interest rates fell and investors focused more on the risks of deflation than those of inflation. The impact on the Fund, however, was quite small. The losses were smaller still after adjusting for the effects associated with credit quality. A tilt toward speculative-quality instruments has been in place for a couple of years, but we’ve been gradually moving back toward the benchmark exposure. By the end of the reporting period, the Fund was effectively neutral with respect to credit. The contribution of speculative-quality instruments during the reporting period was quite small.

How did the Fund’s allocations change over the course of the reporting period?

Effective February 28, 2014, the Fund’s principal investment strategies were modified to decrease the target allocation to U.S. equity funds by five percentage points and increase the target allocation to international equity funds by five percentage points. This investment strategy shift led to the most significant allocation change during the reporting period. We established a new position in MainStay Emerging Markets Opportunities Fund and increased allocations to MainStay ICAP International Fund and MainStay International Equity Fund. Meanwhile, we decreased allocations to most Underlying Funds that invest in U.S. equities, but MainStay U.S. Small Cap Fund and MainStay Cornerstone Growth Fund experienced disproportionate reductions. After leaning toward smaller-capitalization and growth-oriented companies for some time, we also gravitated back to a more neutral posture.

The Fund established new positions in MainStay Cushing Renaissance Advantage Fund and MainStay Cushing Royalty Energy Income Fund. We believe that these Underlying Funds may benefit from an anticipated boom in domestic energy production.

In the fixed-income portion of the Fund, average credit quality was upgraded as we reduced positions in MainStay High Yield Municipal Bond Fund and MainStay Floating Rate Fund in favor of MainStay Unconstrained Bond Fund. We believe that return opportunities in speculative-grade bonds have diminished in recent years, although the risks remain significant. Since we view this tradeoff as increasingly unattractive, we have moved to neutralize exposure to credit.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Of the Underlying Funds held for the entire reporting period, the highest returns came from MainStay U.S. Equity Opportunities Fund and MainStay S&P 500 Index Fund. At the other end of the spectrum, MainStay Marketfield Fund and MainStay International Equity Fund both posted negative returns.

Which Underlying Equity Funds were the strongest contributors to the Fund’s performance and which Underlying Equity Funds were particularly weak?

A large position in MainStay Large Cap Growth Fund made the most significant positive contribution to the Fund’s performance, followed closely by a smaller position in MainStay U.S. Equity Opportunities Fund. Only a few Underlying Equity Funds experienced negative returns during the reporting period. Among these, MainStay Marketfield Fund was the most notable—and despite the small size of the Fund’s position in this Underlying Fund, it detracted from performance more than any other equity or fixed-income holding. A new position established over the summer in MainStay Cushing Renaissance Advantage Fund also made a negative contribution to performance.

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

Upward pressure on yields and downward pressure on credit spreads5 came from persistent domestic economic growth, strong corporate earnings and the steady decline in the unemployment rate. Even so, other factors appear to have been more powerful during the reporting period. With Europe flirting with recession, growth rates in China ebbing, Japan mired in the effects of a tax hike, Russia struggling with sanctions and Brazil moving backward, growth estimates for global gross domestic product were very soft during the reporting period. Support for sovereign bond pricing has also been soft—not just in the United States but also in many developed nations. Deflationary concerns in many countries, a strong dollar and falling energy prices have also pushed yields downward.

Which fixed-income market segments were strong performers and which segments were particularly weak?

Broadly speaking, lower-quality and longer-duration bonds fared best. Bouncing back from a sell-off in the summer of 2013, municipal bonds also performed quite well. Local-currency denominated debt outside the United States did not do well when returns were translated back to U.S. dollars. Also, investors in cash instruments have earned a near-zero return in nominal terms and have lost money after adjusting for inflation.

5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate bonds (or a specific category of corporate bonds) and comparable U.S. Treasury issues.

40	MainStay Moderate Growth Allocation Fund

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance and which Underlying Fixed-Income Funds were particularly weak?

MainStay Total Return Bond Fund was the most significant contributor to performance in the fixed-income portion of the Fund, with a position in MainStay Floating Rate Fund also adding to return. No Underlying Bond Funds in which the Fund invested generated negative performance for the reporting period. Holdings of MainStay Money Market Fund, however, added basically nothing, and the contribution from MainStay High Yield Corporate Bond Fund was also very small.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

41

Portfolio of Investments October 31, 2014

	Shares	Value

Affiliated Investment Companies 96.5%†
Equity Funds 84.4%
MainStay Cushing Renaissance Advantage Fund Class I	549,396	$13,564,584
MainStay Cushing Royalty Energy Income Fund Class I	137,221	2,154,367
MainStay Emerging Markets Opportunities Fund Class I (a)	2,797,969	29,154,838
MainStay Epoch Global Choice Fund Class I (a)	937,647	19,034,231
MainStay Epoch U.S. All Cap Fund Class I (a)	1,527,763	46,780,093
MainStay ICAP Equity Fund Class I	786,385	43,015,250
MainStay ICAP International Fund Class I	1,364,692	47,477,651
MainStay International Equity Fund Class I (a)	1,217,479	16,058,546
MainStay International Opportunities Fund Class I (a)	4,256,925	37,844,065
MainStay Large Cap Growth Fund Class I	5,988,179	67,786,187
MainStay MAP Fund Class I	1,437,531	68,742,709
MainStay Marketfield Fund Class I	712,990	11,864,146
MainStay S&P 500 Index Fund Class I	345,805	16,373,872
MainStay U.S. Equity Opportunities Fund Class I (a)	6,477,203	60,950,483
MainStay U.S. Small Cap Fund Class I (a)(b)	2,198,742	58,024,806

Total Equity Funds (Cost $406,803,367)		538,825,828

Fixed Income Funds 12.1%
MainStay Floating Rate Fund Class I	1,615,837	15,253,498
MainStay High Yield Corporate Bond Fund Class I	1,279,730	7,601,596
MainStay Short Duration High Yield Fund Class I	1,339,688	13,423,677
MainStay Total Return Bond Fund Class I	1,555,748	16,848,754
MainStay Unconstrained Bond Fund Class I	2,599,593	24,124,219

Total Fixed Income Funds (Cost $75,116,236)		77,251,744

Total Affiliated Investment Companies (Cost $481,919,603)		616,077,572

	Principal Amount	Value

Short-Term Investment 2.6%
Repurchase Agreement 2.6%
State Street Bank and Trust Co. 0.00%, dated 10/31/14 due 11/3/14 Proceeds at Maturity $16,192,651 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 1.96% and a maturity date of 11/7/22, with a Principal Amount of $17,510,000 and a Market Value of $16,520,212)	$16,192,651	$16,192,651

Total Short-Term Investment (Cost $16,192,651)		16,192,651

Total Investments (Cost $498,112,254) (c)	99.1%	632,270,223
Other Assets, Less Liabilities	0.9	5,967,286
Net Assets	100.0%	$638,237,509

†	Percentages indicated are based on Fund net assets.

(a)	The Fund’s ownership exceeded 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	Non-income producing Underlying Fund.

(c)	As of October 31, 2014, cost was $504,391,144 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$128,456,686
Gross unrealized depreciation	(577,607)

Net unrealized appreciation	$127,879,079

42	MainStay Moderate Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2014, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$538,825,828	$—	$—	$538,825,828
Fixed Income Funds	77,251,744	—	—	77,251,744
Short-Term Investment
Repurchase Agreement	—	16,192,651	—	16,192,651

Total Investments in Securities	$616,077,572	$16,192,651	$—	$632,270,223

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2014, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2014, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	43

Statement of Assets and Liabilities as of October 31, 2014

Assets
Investments in affiliated investment companies, at value (identified cost $481,919,603)	$616,077,572
Repurchase agreement, at value (identified cost $16,192,651)	16,192,651
Cash	6,305,161
Receivables:
Fund shares sold	457,426
Other assets	34,168

Total assets	639,066,978

Liabilities
Payables:
Fund shares redeemed	384,782
NYLIFE Distributors (See Note 3)	224,508
Transfer agent (See Note 3)	165,410
Shareholder communication	38,294
Professional fees	8,607
Trustees	1,283
Custodian	522
Accrued expenses	6,063

Total liabilities	829,469

Net assets	$638,237,509

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$41,439
Additional paid-in capital	482,282,078

482,323,517
Undistributed net investment income	227,211
Accumulated net realized gain (loss) on investments	21,528,812
Net unrealized appreciation (depreciation) on investments	134,157,969

Net assets	$638,237,509

Class A
Net assets applicable to outstanding shares	$283,404,446

Shares of beneficial interest outstanding	18,315,604

Net asset value per share outstanding	$15.47
Maximum sales charge (5.50% of offering price)	0.90

Maximum offering price per share outstanding	$16.37

Investor Class
Net assets applicable to outstanding shares	$192,129,495

Shares of beneficial interest outstanding	12,434,203

Net asset value per share outstanding	$15.45
Maximum sales charge (5.50% of offering price)	0.90

Maximum offering price per share outstanding	$16.35

Class B
Net assets applicable to outstanding shares	$105,838,771

Shares of beneficial interest outstanding	6,961,361

Net asset value and offering price per share outstanding	$15.20

Class C
Net assets applicable to outstanding shares	$49,816,717

Shares of beneficial interest outstanding	3,276,808

Net asset value and offering price per share outstanding	$15.20

Class I
Net assets applicable to outstanding shares	$7,048,080

Shares of beneficial interest outstanding	451,148

Net asset value and offering price per share outstanding	$15.62

44	MainStay Moderate Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2014

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$6,705,301

Expenses
Distribution/Service—Class A (See Note 3)	654,960
Distribution/Service—Investor Class (See Note 3)	453,110
Distribution/Service—Class B (See Note 3)	1,087,505
Distribution/Service—Class C (See Note 3)	454,789
Transfer agent (See Note 3)	925,905
Shareholder communication	86,795
Registration	85,211
Professional fees	41,547
Trustees	10,555
Custodian	6,568
Miscellaneous	14,716

Total expenses	3,821,661

Net investment income (loss)	2,883,640

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	15,892,795
Realized capital gain distributions from affiliated investment companies	22,104,253

Net realized gain (loss) on investments from affiliated investment companies	37,997,048

Net change in unrealized appreciation (depreciation) on investments	5,898,605

Net realized and unrealized gain (loss) on investments	43,895,653

Net increase (decrease) in net assets resulting from operations	$46,779,293

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	45

Statements of Changes in Net Assets

for the years ended October 31, 2014 and October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,883,640	$3,763,172
Net realized gain (loss) on investments from affiliated investment companies	37,997,048	22,692,152
Net change in unrealized appreciation (depreciation) on investments	5,898,605	81,465,642

Net increase (decrease) in net assets resulting from operations	46,779,293	107,920,966

Dividends to shareholders:
From net investment income:
Class A	(4,808,848)	(3,203,126)
Investor Class	(3,093,008)	(2,268,645)
Class B	(1,237,635)	(873,377)
Class C	(477,960)	(266,324)
Class I	(53,892)	(25,374)

Total dividends to shareholders	(9,671,343)	(6,636,846)

Capital share transactions:
Net proceeds from sale of shares	128,323,112	86,981,362
Net asset value of shares issued to shareholders in reinvestment of dividends	9,601,463	6,474,296
Cost of shares redeemed	(87,810,013)	(73,891,512)

Increase (decrease) in net assets derived from capital share transactions	50,114,562	19,564,146

Net increase (decrease) in net assets	87,222,512	120,848,266

Net Assets
Beginning of year	551,014,997	430,166,731

End of year	$638,237,509	$551,014,997

Undistributed net investment income at end of year	$227,211	$213,201

46	MainStay Moderate Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2014	2013	2012	2011	2010
Net asset value at beginning of year	$14.54	$11.80	$10.82	$10.58	$9.40

Net investment income (loss) (a)	0.11	0.14	0.13	0.13	0.12
Net realized and unrealized gain (loss) on investments	1.11	2.82	0.98	0.26	1.19

Total from investment operations	1.22	2.96	1.11	0.39	1.31

Less dividends:
From net investment income	(0.29)	(0.22)	(0.13)	(0.15)	(0.13)

Net asset value at end of year	$15.47	$14.54	$11.80	$10.82	$10.58

Total investment return (b)	8.48%	25.50%	10.42%	3.66%	14.07%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.74%	1.09%	1.16%	1.21%	1.22%
Net expenses (c)	0.35%	0.37%	0.37%	0.38%	0.40%
Portfolio turnover rate	45%	47%	62%	55%	54%
Net assets at end of year (in 000’s)	$283,404	$233,003	$174,089	$160,679	$159,791

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Investor Class	2014	2013	2012	2011	2010
Net asset value at beginning of year	$14.52	$11.79	$10.81	$10.58	$9.40

Net investment income (loss) (a)	0.09	0.12	0.11	0.12	0.11
Net realized and unrealized gain (loss) on investments	1.11	2.81	0.99	0.25	1.20

Total from investment operations	1.20	2.93	1.10	0.37	1.31

Less dividends:
From net investment income	(0.27)	(0.20)	(0.12)	(0.14)	(0.13)

Net asset value at end of year	$15.45	$14.52	$11.79	$10.81	$10.58

Total investment return (b)	8.31%	25.22%	10.29%	3.47%	14.02%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.61%	0.91%	1.00%	1.11%	1.12%
Net expenses (c)	0.52%	0.55%	0.53%	0.50%	0.50%
Expenses (before waiver/reimbursement) (c)	0.52%	0.55%	0.57%	0.58%	0.65%
Portfolio turnover rate	45%	47%	62%	55%	54%
Net assets at end of year (in 000’s)	$192,129	$168,045	$133,413	$121,733	$109,893

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	47

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2014	2013	2012	2011	2010
Net asset value at beginning of year	$14.30	$11.61	$10.64	$10.42	$9.27

Net investment income (loss) (a)	(0.02)	0.02	0.03	0.04	0.04
Net realized and unrealized gain (loss) on investments	1.09	2.78	0.98	0.24	1.18

Total from investment operations	1.07	2.80	1.01	0.28	1.22

Less dividends:
From net investment income	(0.17)	(0.11)	(0.04)	(0.06)	(0.07)

Net asset value at end of year	$15.20	$14.30	$11.61	$10.64	$10.42

Total investment return (b)	7.49%	24.33%	9.38%	2.79%	13.17%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.12%)	0.19%	0.27%	0.36%	0.39%
Net expenses (c)	1.27%	1.30%	1.28%	1.25%	1.25%
Expenses (before waiver/reimbursement) (c)	1.27%	1.30%	1.32%	1.33%	1.40%
Portfolio turnover rate	45%	47%	62%	55%	54%
Net assets at end of year (in 000’s)	$105,839	$108,524	$92,620	$90,887	$94,448

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Class C	2014	2013	2012	2011	2010
Net asset value at beginning of year	$14.30	$11.61	$10.64	$10.42	$9.27

Net investment income (loss) (a)	(0.03)	0.02	0.03	0.04	0.04
Net realized and unrealized gain (loss) on investments	1.10	2.78	0.98	0.24	1.18

Total from investment operations	1.07	2.80	1.01	0.28	1.22

Less dividends:
From net investment income	(0.17)	(0.11)	(0.04)	(0.06)	(0.07)

Net asset value at end of year	$15.20	$14.30	$11.61	$10.64	$10.42

Total investment return (b)	7.50%	24.33%	9.37%	2.79%	13.16%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.17%)	0.15%	0.25%	0.36%	0.37%
Net expenses (c)	1.27%	1.30%	1.28%	1.25%	1.25%
Expenses (before waiver/reimbursement) (c)	1.27%	1.30%	1.32%	1.33%	1.40%
Portfolio turnover rate	45%	47%	62%	55%	54%
Net assets at end of year (in 000’s)	$49,817	$39,329	$28,725	$26,065	$25,524

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

48	MainStay Moderate Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2014	2013	2012	2011	2010
Net asset value at beginning of year	$14.67	$11.91	$10.91	$10.67	$9.48

Net investment income (loss) (a)	0.12	0.16	0.16	0.18	0.15
Net realized and unrealized gain (loss) on investments	1.15	2.85	1.00	0.23	1.19

Total from investment operations	1.27	3.01	1.16	0.41	1.34

Less dividends:
From net investment income	(0.32)	(0.25)	(0.16)	(0.17)	(0.15)

Net asset value at end of year	$15.62	$14.67	$11.91	$10.91	$10.67

Total investment return (b)	8.78%	25.74%	10.70%	3.96%	14.29%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.82%	1.24%	1.42%	1.64%	1.47%
Net expenses (c)	0.10%	0.12%	0.12%	0.13%	0.15%
Portfolio turnover rate	45%	47%	62%	55%	54%
Net assets at end of year (in 000’s)	$7,048	$2,114	$1,321	$1,096	$840

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	49

MainStay Growth Allocation Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2014

Class	Sales Charge		One Year	Five Years	Since Inception (4/4/05)	Gross Expence Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	3.50 9.53%	11.98 13.25%	6.35 6.98%	1.69 1.69%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	3.32 9.33	11.86 13.13	6.28 6.91	1.88 1.88
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	3.55 8.55	12.07 12.32	6.12 6.12	2.63 2.63
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	7.54 8.54	12.29 12.29	6.13 6.13	2.63 2.63
Class I Shares	No Sales Charge		9.84	13.58	7.30	1.44

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

50	MainStay Growth Allocation Fund

Benchmark Performance	One Year	Five Years	Since Inception
S&P 500® Index[4]	17.27%	16.69%	8.04%
MSCI EAFE® Index[5]	–0.60	6.52	5.02
Growth Allocation Composite Index[6]	12.73	14.50	7.42
Average Lipper Mixed-Asset Target Allocation Aggressive Growth Fund[7]	8.85	12.01	6.04

4.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

5.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

6.

Effective February 28, 2014, the Growth Allocation Composite Index consists of the S&P 500® Index and the MSCI EAFE® Index weighted 75% and 25%, respectively. Prior to February 28, 2014, the Growth Allocation

Composite Index consisted of the S&P 500® Index and the MSCI EAFE® Index weighted 80% and 20%, respectively. The Fund has selected the Growth Allocation Composite Index as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.	The average Lipper mixed-asset target allocation aggressive growth fund is representative of funds that, by portfolio practice, maintain at least 80% of assets in equity securities, with the remainder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

51

Cost in Dollars of a $1,000 Investment in MainStay Growth Allocation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2014, to October 31, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2014, to October 31, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/14	Ending Account Value (Based on Actual Returns and Expenses) 10/31/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/14	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,045.00	$1.96	$1,023.30	$1.94

Investor Class Shares	$1,000.00	$1,043.80	$2.83	$1,022.40	$2.80

Class B Shares	$1,000.00	$1,040.10	$6.68	$1,018.70	$6.61

Class C Shares	$1,000.00	$1,040.00	$6.68	$1,018.70	$6.61

Class I Shares	$1,000.00	$1,046.40	$0.67	$1,024.60	$0.66

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.38% for Class A, 0.55% for Investor Class, 1.30% for Class B and Class C and 0.13% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

52	MainStay Growth Allocation Fund

Investment Objectives of Underlying Funds as of October 31, 2014 (Unaudited)

See Portfolio of Investments on page 56 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

53

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney and Poul Kristensen, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Growth Allocation Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2014?

Excluding all sales charges, MainStay Growth Allocation Fund returned 9.53% for Class A shares, 9.33% for Investor Class shares, 8.55% for Class B shares and 8.54% for Class C shares for the 12 months ended October 31, 2014. Over the same period, Class I shares returned 9.84%. For the 12 months ended October 31, 2014, all share classes underperformed the 17.27% return of the S&P 500® Index,2 which is the Fund’s primary broad-based securities-market index. Over the same period all share classes outperformed the –0.60% return of the MSCI EAFE® Index,2 which is the secondary benchmark of the Fund. For the 12 months ended October 31, 2014, all share classes underperformed the 12.73% return of the Growth Allocation Composite Index.2 The Growth Allocation Composite Index is an additional benchmark of the Fund. Class A, Investor Class and Class I shares outperformed, and Class B and Class C shares underperformed the 8.85% return of the average Lipper3 mixed-asset target allocation aggressive growth fund for the 12 months ended October 31, 2014. See page 50 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in other MainStay Funds (the “Underlying Funds”). The Underlying Funds may invest in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s allocation to Underlying Funds that invest in international stocks—accounted for many of the challenges the Fund experienced in terms of relative performance. International stocks generally underperformed domestic equities during the reporting period.

The Growth Allocation Composite Index reflects a broader mix of asset classes. The most significant detractor relative to this Index was the performance of the Underlying Funds, which has been somewhat weak on average during the reporting period. Among the Underlying Funds that weighed on results relative to this composite benchmark were MainStay ICAP Equity Fund, MainStay MAP Fund, MainStay Marketfield Fund and MainStay Epoch Global Choice Fund.

The Fund’s asset-allocation policy management had a slightly negative contribution to relative performance. (Contributions take weightings and total returns into account.) On a relative basis, our positioning on capitalization and style effectively netted to zero. An increased allocation to emerging-market equities resulted in a mild drag on performance. The Fund’s overweight position in emerging markets was more substantially overweight in the winter when these markets sold off than in the spring when they recovered.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases and sector exposures. We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Funds. Generally speaking, we seek to invest in Underlying Funds that we believe occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

Within the Fund’s U.S. equity component, the reporting period began with a tilt toward small-cap companies and growth-oriented stocks, both of which were unwound during the spring. While the bias was initially profitable, the gains had largely been eliminated by the time the bias was fully removed. As a result, the strategy had little net impact on performance. Holdings of emerging-market equities were also adjusted throughout the year, but with little net impact. Overall, an increased allocation to emerging-market equities was a slight drag on performance during the reporting period.

How did the Fund’s allocations change over the course of the reporting period?

Effective February 28, 2014, the Fund’s principal investment strategies were modified to decrease the target allocation to U.S. equity funds by five percentage points and increase the target allocation to international equity funds by five percentage points. This investment strategy shift led to the most significant allocation change during the reporting period. We established a new position in MainStay Emerging Markets Opportunities Fund and increased allocations to MainStay ICAP International Fund and MainStay International Equity Fund. Meanwhile, we decreased allocations to most Underlying Funds that invest in U.S. equities, but MainStay U.S. Small Cap Fund and MainStay Cornerstone Growth Fund experienced disproportionate reductions. After leaning toward smaller-capitalization and growth-oriented companies for some time, we also gravitated back to a more neutral posture.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 51 for more information on this index.
3.	See footnote on page 51 for more information on Lipper Inc.

54	MainStay Growth Allocation Fund

The Fund established new positions in MainStay Cushing Renaissance Advantage Fund and MainStay Cushing Royalty Energy Income Fund. We believe that these Underlying Funds may benefit from an anticipated boom in domestic energy production.

During the reporting period, which Underlying Funds had the highest total returns and which Underlying Funds had the lowest total returns?

Of the Underlying Funds held for the entire reporting period, the highest returns came from MainStay U.S. Equity Opportunities Fund and MainStay S&P 500 Index Fund. At the other end of the spectrum, MainStay Marketfield Fund and MainStay International Equity Fund both posted negative returns.

Which Underlying Funds were the strongest contributors to the Fund’s performance and which Underlying Funds were particularly weak?

A large position in MainStay Large Cap Growth Fund made the most significant positive contribution to the Fund’s performance, followed closely by a smaller position in MainStay U.S. Equity Opportunities Fund. Only a few Underlying Funds experienced negative returns during the reporting period. Among these, MainStay Marketfield Fund was the most notable—and despite the small size of the Fund’s position in this Underlying Fund, it detracted from performance more than any other holding. A new position established over the summer in MainStay Cushing Renaissance Advantage Fund also made a negative contribution to performance.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

55

Portfolio of Investments October 31, 2014

	Shares	Value

Affiliated Investment Companies 100.0%†
Equity Funds 100.0%
MainStay Cushing Renaissance Advantage Fund Class I	436,455	$10,776,074
MainStay Cushing Royalty Energy Income Fund Class I	80,110	1,257,731
MainStay Emerging Markets Opportunities Fund Class I (a)	1,745,039	18,183,305
MainStay Epoch Global Choice Fund Class I	478,833	9,720,304
MainStay Epoch U.S. All Cap Fund Class I	985,377	30,172,233
MainStay ICAP Equity Fund Class I	512,852	28,053,006
MainStay ICAP International Fund Class I	763,953	26,577,925
MainStay International Equity Fund Class I	682,137	8,997,384
MainStay International Opportunities Fund Class I (a)	2,359,763	20,978,297
MainStay Large Cap Growth Fund Class I	3,575,301	40,472,406
MainStay MAP Fund Class I	846,049	40,458,043
MainStay Marketfield Fund Class I	364,377	6,063,240
MainStay S&P 500 Index Fund Class I	238,489	11,292,456
MainStay U.S. Equity Opportunities Fund Class I (a)	4,141,246	38,969,121
MainStay U.S. Small Cap Fund Class I (a)(b)	1,294,674	34,166,435

Total Equity Funds (Cost $244,245,304)		326,137,960

Total Affiliated Investment Companies (Cost $244,245,304) (c)	100.0%	326,137,960
Other Assets, Less Liabilities	(0.0)‡	(59,465)
Net Assets	100.0%	$326,078,495
†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	The Fund’s ownership exceeded 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	Non-income producing Underlying Fund.

(c)	As of October 31, 2014, cost was $249,226,683 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$77,228,683
Gross unrealized depreciation	(317,406)

Net unrealized appreciation	$76,911,277

The following is a summary of the fair valuations according to the inputs used as of October 31, 2014, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$326,137,960	$—	$—	$326,137,960

Total Investments in Securities	$326,137,960	$—	$—	$326,137,960

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2014, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2014, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

56	MainStay Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2014

Assets
Investments in affiliated investment companies, at value (identified cost $244,245,304)	$326,137,960
Receivables:
Fund shares sold	345,891
Other assets	28,666

Total assets	326,512,517

Liabilities
Due to custodian	92,006
Payables:
NYLIFE Distributors (See Note 3)	115,590
Transfer agent (See Note 3)	99,749
Fund shares redeemed	93,359
Shareholder communication	20,064
Professional fees	6,277
Manager (See Note 3)	949
Trustees	652
Custodian	447
Accrued expenses	4,929

Total liabilities	434,022

Net assets	$326,078,495

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$20,521
Additional paid-in capital	240,447,780

240,468,301
Net investment loss	(641,393)
Accumulated net realized gain (loss) on investments	4,358,931
Net unrealized appreciation (depreciation) on investments	81,892,656

Net assets	$326,078,495

Class A
Net assets applicable to outstanding shares	$127,985,783

Shares of beneficial interest outstanding	7,994,618

Net asset value per share outstanding	$16.01
Maximum sales charge (5.50% of offering price)	0.93

Maximum offering price per share outstanding	$16.94

Investor Class
Net assets applicable to outstanding shares	$112,121,760

Shares of beneficial interest outstanding	7,016,331

Net asset value per share outstanding	$15.98
Maximum sales charge (5.50% of offering price)	0.93

Maximum offering price per share outstanding	$16.91

Class B
Net assets applicable to outstanding shares	$59,583,010

Shares of beneficial interest outstanding	3,826,775

Net asset value and offering price per share outstanding	$15.57

Class C
Net assets applicable to outstanding shares	$22,767,021

Shares of beneficial interest outstanding	1,460,445

Net asset value and offering price per share outstanding	$15.59

Class I
Net assets applicable to outstanding shares	$3,620,921

Shares of beneficial interest outstanding	223,167

Net asset value and offering price per share outstanding	$16.23

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	57

Statement of Operations for the year ended October 31, 2014

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$2,019,810

Expenses
Distribution/Service—Class A (See Note 3)	294,293
Distribution/Service—Investor Class (See Note 3)	264,307
Distribution/Service—Class B (See Note 3)	608,090
Distribution/Service—Class C (See Note 3)	210,292
Transfer agent (See Note 3)	558,367
Registration	74,051
Shareholder communication	48,647
Professional fees	33,512
Trustees	5,413
Custodian	4,827
Miscellaneous	11,044

Total expenses before waiver/reimbursement	2,112,843
Expense waiver/reimbursement from Manager (See Note 3)	(8,904)

Net expenses	2,103,939

Net investment income (loss)	(84,129)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	8,940,580
Realized capital gain distributions from affiliated investment companies	13,293,592

Net realized gain (loss) on investments from affiliated investment companies	22,234,172

Net change in unrealized appreciation (depreciation) on investments	4,793,416

Net realized and unrealized gain (loss) on investments	27,027,588

Net increase (decrease) in net assets resulting from operations	$26,943,459

58	MainStay Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2014 and October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(84,129)	$609,040
Net realized gain (loss) on investments from affiliated investment companies	22,234,172	12,735,188
Net change in unrealized appreciation (depreciation) on investments	4,793,416	51,800,327

Net increase (decrease) in net assets resulting from operations	26,943,459	65,144,555

Dividends to shareholders:
From net investment income:
Class A	(1,862,841)	(952,761)
Investor Class	(1,558,779)	(862,211)
Class B	(548,412)	(185,849)
Class C	(177,882)	(51,032)
Class I	(50,823)	(27,172)

Total dividends to shareholders	(4,198,737)	(2,079,025)

Capital share transactions:
Net proceeds from sale of shares	59,853,120	42,673,235
Net asset value of shares issued to shareholders in reinvestment of dividends	4,155,349	2,012,592
Cost of shares redeemed	(47,298,480)	(40,252,402)

Increase (decrease) in net assets derived from capital share transactions	16,709,989	4,433,425

Net increase (decrease) in net assets	39,454,711	67,498,955

Net Assets
Beginning of year	286,623,784	219,124,829

End of year	$326,078,495	$286,623,784

Distributions in excess of net investment income at end of year	$(641,393)	$(474,672)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	59

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2014	2013	2012	2011	2010
Net asset value at beginning of year	$14.86	$11.55	$10.50	$10.22	$8.97

Net investment income (loss) (a)	0.04	0.07	0.05	0.06	0.04
Net realized and unrealized gain (loss) on investments	1.36	3.38	1.04	0.27	1.26

Total from investment operations	1.40	3.45	1.09	0.33	1.30

Less dividends:
From net investment income	(0.25)	(0.14)	(0.04)	(0.05)	(0.05)

Net asset value at end of year	$16.01	$14.86	$11.55	$10.50	$10.22

Total investment return (b)	9.53%	30.22%	10.43%	3.25%	14.57%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.24%	0.54%	0.44%	0.55%	0.38%
Net expenses (c)	0.39%	0.41%	0.42%	0.44%	0.48%
Portfolio turnover rate	37%	33%	47%	53%	54%
Net assets at end of year (in 000’s)	$127,986	$105,462	$77,775	$70,127	$71,983

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Investor Class	2014	2013	2012	2011	2010
Net asset value at beginning of year	$14.84	$11.54	$10.49	$10.22	$8.97

Net investment income (loss) (a)	0.02	0.05	0.04	0.05	0.03
Net realized and unrealized gain (loss) on investments	1.35	3.38	1.04	0.27	1.27

Total from investment operations	1.37	3.43	1.08	0.32	1.30

Less dividends:
From net investment income	(0.23)	(0.13)	(0.03)	(0.05)	(0.05)

Net asset value at end of year	$15.98	$14.84	$11.54	$10.49	$10.22

Total investment return (b)	9.33%	30.01%	10.37%	3.12%	14.54%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.12%	0.40%	0.35%	0.50%	0.35%
Net expenses (c)	0.55%	0.55%	0.53%	0.50%	0.50%
Expenses (before waiver/reimbursement) (c)	0.56%	0.60%	0.63%	0.65%	0.73%
Portfolio turnover rate	37%	33%	47%	53%	54%
Net assets at end of year (in 000’s)	$112,122	$98,827	$76,323	$71,730	$66,013

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

60	MainStay Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2014	2013	2012		2011	2010
Net asset value at beginning of year	$14.47	$11.25	$10.27		$10.03	$8.82

Net investment income (loss) (a)	(0.09)	(0.04)	(0.04)		(0.02)	(0.04)
Net realized and unrealized gain (loss) on investments	1.32	3.30	1.02		0.26	1.25

Total from investment operations	1.23	3.26	0.98		0.24	1.21

Less dividends:
From net investment income	(0.13)	(0.04)	—		—	—

Net asset value at end of year	$15.57	$14.47	$11.25		$10.27	$10.03

Total investment return (b)	8.55%	29.10%	9.54	% (c)	2.49%	13.72%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.61%)	(0.32%)	(0.38%)		(0.23%)	(0.38%)
Net expenses (d)	1.30%	1.30%	1.28%		1.25%	1.25%
Expenses (before waiver/reimbursement) (d)	1.31%	1.35%	1.38%		1.40%	1.48%
Portfolio turnover rate	37%	33%	47%		53%	54%
Net assets at end of year (in 000’s)	$59,583	$60,627	$49,650		$49,874	$52,053

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Class C	2014	2013	2012	2011	2010
Net asset value at beginning of year	$14.49	$11.27	$10.29	$10.04	$8.84

Net investment income (loss) (a)	(0.10)	(0.05)	(0.05)	(0.03)	(0.04)
Net realized and unrealized gain (loss) on investments	1.33	3.31	1.03	0.28	1.24

Total from investment operations	1.23	3.26	0.98	0.25	1.20

Less dividends:
From net investment income	(0.13)	(0.04)	—	—	—

Net asset value at end of year	$15.59	$14.49	$11.27	$10.29	$10.04

Total investment return (b)	8.54%	29.04%	9.52%	2.49%	13.57%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.66%)	(0.37%)	(0.42%)	(0.27%)	(0.39%)
Net expenses (c)	1.30%	1.30%	1.28%	1.25%	1.25%
Expenses (before waiver/reimbursement) (c)	1.31%	1.35%	1.38%	1.40%	1.48%
Portfolio turnover rate	37%	33%	47%	53%	54%
Net assets at end of year (in 000’s)	$22,767	$19,043	$13,557	$12,484	$11,599

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	61

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2014	2013	2012	2011	2010
Net asset value at beginning of year	$15.05	$11.69	$10.62	$10.33	$9.06

Net investment income (loss) (a)	0.08	0.10	0.07	0.09	0.06
Net realized and unrealized gain (loss) on investments	1.39	3.43	1.07	0.28	1.28

Total from investment operations	1.47	3.53	1.14	0.37	1.34

Less dividends:
From net investment income	(0.29)	(0.17)	(0.07)	(0.08)	(0.07)

Net asset value at end of year	$16.23	$15.05	$11.69	$10.62	$10.33

Total investment return (b)	9.84%	30.49%	10.89%	3.55%	14.87%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.52%	0.75%	0.63%	0.84%	0.64%
Net expenses (c)	0.14%	0.16%	0.17%	0.19%	0.23%
Portfolio turnover rate	37%	33%	47%	53%	54%
Net assets at end of year (in 000’s)	$3,621	$2,665	$1,820	$1,539	$1,478

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

62	MainStay Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009 and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds” and each individually, referred to as a “Fund”). These financial statements and notes relate to the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund and MainStay Growth Allocation Fund (collectively referred to as the “Allocation Funds” and each individually referred to as an “Allocation Fund”). Each is a diversified fund. Each Allocation Fund is the successor of a series of Eclipse Funds Inc. with the same name (collectively referred to as the “Predecessor Funds” and each individually referred to as a “Predecessor Fund”). The reorganizations of the Predecessor Funds with and into the respective Allocation Funds occurred on February 26, 2010. All information regarding and references to periods prior to February 26, 2010 relate to the respective Predecessor Fund.

The Allocation Funds each currently offer five classes of shares. Class A, Class B, Class C and Class I shares commenced operations on April 4, 2005. Investor Class shares commenced operations on February 28, 2008. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The investment objective for each of the Allocation Funds is as follows:

The MainStay Conservative Allocation Fund seeks current income and, secondarily, long-term growth of capital.

The MainStay Moderate Allocation Fund seeks long-term growth of capital and, secondarily, current income.

The MainStay Moderate Growth Allocation Fund seeks long-term growth of capital and, secondarily, current income.

The MainStay Growth Allocation Fund seeks long-term growth of capital.

The Allocation Funds are “funds-of-funds,” meaning that they seek to achieve their investment objectives by investing primarily in other MainStay Funds, for which New York Life Investment Management LLC (“New York Life Investments” or “Manager”) serves as Manager (the “Underlying Funds”).

Note 2–Significant Accounting Policies

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Allocation Funds prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follow the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Allocation Funds are open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of each Allocation Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Allocation Funds (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investments, aided to whatever extent necessary by the portfolio managers to each Allocation Fund.

To assess the appropriateness of security valuations, the Manager or the Allocation Funds’ third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the full Board for its review and ratification, if appropriate, at its next regularly scheduled meeting immediately after such action.

63

Notes to Financial Statements (continued)

“Fair value” is defined as the price an Allocation Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Allocation Funds. Unobservable inputs reflect each Allocation Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including each Allocation Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The aggregate value by input level, as of October 31, 2014, for each Allocation Fund’s assets or liabilities is included at the end of each Allocation Fund’s Portfolio of Investments.

Investments in Underlying Funds are valued at their NAVs at the close of business each day. These securities are generally categorized as Level 1 in the hierarchy.

Securities held by the Underlying Funds are valued using policies consistent with those used by the Underlying Funds. Equity securities are generally valued at the last quoted sales price as of the close of regular trading on the Exchange on each valuation date. Debt securities are generally valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the affiliated Underlying Fund’s manager in consultation with the affiliated Underlying Fund’s subadvisor.

(B)  Income Taxes.  Each Allocation Fund is treated as a separate entity for federal income tax purposes. The Allocation Funds’ policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Allocation Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Allocation Funds’ tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Allocation Funds’ financial statements. The Allocation Funds’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Conservative Allocation Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital gains, if any, at least annually. The other Allocation Funds intend to declare and pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the respective Allocation Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Allocation Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by the Allocation Funds from the Underlying Funds are recorded on the ex-dividend date.

Investment income and realized and unrealized gains and losses on investments of the Allocation Funds are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Allocation Funds, including those of related parties to the Allocation Funds, are shown in the Statement of Operations.

In addition, the Allocation Funds bear a pro rata share of the fees and expenses of the Underlying Funds in which they invest. Because the Underlying Funds have varied expense and fee levels and the Allocation Funds may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Allocation Fund may vary. These indirect expenses of the Underlying Funds are not included in the amounts shown on each Allocation Fund’s Statement of Operations.

64	MainStay Asset Allocation Funds

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Allocation Funds may enter into repurchase agreements to earn income. The Allocation Funds may enter into repurchase agreements only with financial institutions that are deemed by the Manager, to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Allocation Fund to the seller secured by the securities transferred to the respective Allocation Fund.

When the Allocation Funds invest in repurchase agreements, the Allocation Funds’ custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Allocation Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the respective Allocation Fund.

(H)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Allocation Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Allocation Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Allocation Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Allocation Funds.

Note 3–Fees and Related Party Transactions

(A)  Manager.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Allocation Funds’ Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”) and is responsible for the day-to-day portfolio management of the Allocation Funds. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Allocation Funds. Except for the portion of salaries and expenses that are the responsibility of the Allocation Funds, the Manager pays the salaries and expenses of all personnel affiliated with the Allocation Funds and certain operational expenses of the Allocation Funds. The Allocation Funds reimburse New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Allocation Funds.

The Allocation Funds do not pay any fees to the Manager in return for the services performed. The Allocation Funds do, however, indirectly pay a proportionate share of the management fees paid to the managers of the Underlying Funds in which the Allocation Funds invest.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of a class do not exceed the following percentages of average daily net assets for each class:

	Class A	Investor Class	Class B	Class C	Class I
MainStay Conservative Allocation Fund	0.50%	0.55%	1.30%	1.30%	0.25%
MainStay Moderate Allocation Fund	0.50	0.55	1.30	1.30	0.25
MainStay Moderate Growth Allocation Fund	0.50	0.55	1.30	1.30	0.25
MainStay Growth Allocation Fund	0.50	0.55	1.30	1.30	0.25

These agreements will remain in effect until February 28, 2015, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the year ended October 31, 2014, New York Life Investments waived fees and/or reimbursed expenses of the Allocation Funds as follows:

Total
MainStay Conservative Allocation Fund	$—
MainStay Moderate Allocation Fund	—
MainStay Moderate Growth Allocation Fund	—
MainStay Growth Allocation Fund	8,904

State Street Bank and Trust Company (“State Street”), 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Allocation Funds pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Allocation Funds, maintaining the general ledger and sub-ledger accounts for the calculation of the Allocation Funds’ respective NAVs, and assisting New York Life Investments in conducting various aspects of the Allocation Funds’ administrative operations. For providing these services to the Allocation Funds, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Allocation Funds, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Allocation Funds have adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

65

Notes to Financial Statements (continued)

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Allocation Funds’ shares and service activities.

(C)  Sales Charges.  The Allocation Funds were advised by the Distributor that the amount of sales charges retained on sales of Class A and Investor Class shares for the year ended October 31, 2014, were as follows:

MainStay Conservative Allocation Fund
Class A	$157,183
Investor Class	86,812

MainStay Moderate Allocation Fund
Class A	$170,502
Investor Class	178,258

MainStay Moderate Growth Allocation Fund
Class A	$161,625
Investor Class	241,650

MainStay Growth Allocation Fund
Class A	$62,818
Investor Class	125,610

The Allocation Funds were also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares, for the year ended October 31, 2014, were as follows:

MainStay Conservative Allocation Fund
Class A	$3,717
Investor Class	11
Class B	71,447
Class C	13,208

MainStay Moderate Allocation Fund
Class A	$11,970
Investor Class	2
Class B	110,220
Class C	11,669

MainStay Moderate Growth Allocation Fund
Class A	$1,221
Class B	124,599
Class C	10,408

MainStay Growth Allocation Fund
Class A	$951
Investor Class	4
Class B	84,746
Class C	4,815

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Allocation Funds’ transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Allocation Funds for the year ended October 31, 2014, were as follows:

MainStay Conservative Allocation Fund
Class A	$106,085
Investor Class	123,908
Class B	79,805
Class C	120,020
Class I	7,621

MainStay Moderate Allocation Fund
Class A	$149,271
Investor Class	295,537
Class B	190,411
Class C	132,962
Class I	5,163

MainStay Moderate Growth Allocation Fund
Class A	$154,994
Investor Class	415,087
Class B	248,678
Class C	104,226
Class I	2,920

MainStay Growth Allocation Fund
Class A	$92,735
Investor Class	261,266
Class B	150,052
Class C	51,986
Class I	2,328

66	MainStay Asset Allocation Funds

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Allocation Funds have implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2014, the Allocation Funds held the following percentages of outstanding shares of affiliated investment companies:

MainStay Conservative Allocation Fund
Mainstay Cushing Renaissance Advantage Fund Class I	2.22%
Mainstay Cushing Royalty Energy Income Fund Class I	4.25
MainStay Emerging Markets Opportunities Fund Class I	5.99
MainStay Epoch Global Choice Fund Class I	6.02
MainStay Epoch U.S. All Cap Fund Class I	2.67
MainStay Floating Rate Fund Class I	2.75
MainStay High Yield Corporate Bond Fund Class I	0.31
MainStay ICAP Equity Fund Class I	1.70
MainStay ICAP International Fund Class I	0.86
MainStay Indexed Bond Fund Class I	21.05
MainStay International Equity Fund Class I	2.53
MainStay International Opportunities Fund Class I	3.52
MainStay Large Cap Growth Fund Class I	0.14
MainStay MAP Fund Class I	1.53
MainStay Marketfield Fund Class I	0.08
MainStay S&P 500 Index Fund Class I	0.52
MainStay Short Duration High Yield Fund Class I	5.63
MainStay Total return Bond Fund Class I	11.82
MainStay Unconstrained Bond Fund Class I	1.17
MainStay U.S. Equity Opportunities Fund Class I	4.13
MainStay U.S. Small Cap Fund Class I	3.41

MainStay Moderate Allocation Fund
MainStay Cushing Renaissance Advantage Fund Class I	3.57%
MainStay Cushing Royalty Energy Income Fund Class I	5.05
MainStay Emerging Markets Opportunities Fund Class I	12.58
MainStay Epoch Global Choice Fund Class I	8.86
MainStay Epoch U.S. All Cap Fund Class I	6.46
MainStay Floating Rate Fund Class I	2.22
MainStay High Yield Corporate Bond Fund Class I	0.26
MainStay ICAP Equity Fund Class I	3.98
MainStay ICAP International Fund Class I	1.89
MainStay Indexed Bond Fund Class I	2.14
MainStay International Equity Fund Class I	5.57
MainStay International Opportunities Fund Class I	7.76
MainStay Large Cap Growth Fund Class I	0.35
MainStay MAP Fund Class I	3.74
MainStay Marketfield Fund Class I	0.12
MainStay S&P 500 Index Fund Class I	1.02
MainStay Short Duration High Yield Fund Class I	5.39
MainStay Total Return Bond Fund Class I	15.54
MainStay Unconstrained Bond Fund Class I	1.74
MainStay U.S. Equity Opportunities Fund Class I	9.76
MainStay U.S. Small Cap Fund Class I	5.68

MainStay Moderate Growth Allocation Fund
MainStay Cushing Renaissance Advantage Fund Class I	4.76%
MainStay Cushing Royalty Energy Income Fund Class I	2.71
MainStay Emerging Markets Opportunities Fund Class I	15.95
MainStay Epoch Global Choice Fund Class I	8.60
MainStay Epoch U.S. All Cap Fund Class I	6.51
MainStay Floating Rate Fund Class I	1.85
MainStay High Yield Corporate Bond Fund Class I	0.20
MainStay ICAP Equity Fund Class I	3.95
MainStay ICAP International Fund Class I	2.44
MainStay International Equity Fund Class I	7.17
MainStay International Opportunities Fund Class I	10.00
MainStay Large Cap Growth Fund Class I	0.47
MainStay MAP Fund Class I	4.56
MainStay Marketfield Fund Class I	0.11
MainStay S&P 500 Index Fund Class I	1.09
MainStay Short Duration High Yield Fund Class I	4.70
MainStay Total Return Bond Fund Class I	1.98
MainStay Unconstrained Bond Fund Class I	1.63
MainStay U.S. Equity Opportunities Fund Class I	11.97
MainStay U.S. Small Cap Fund Class I	22.01

67

Notes to Financial Statements (continued)

MainStay Growth Allocation Fund
MainStay Cushing Renaissance Advantage Fund Class I	3.78%
MainStay Cushing Royalty Energy Income Fund Class I	1.58
MainStay Emerging Markets Opportunities Fund Class I	9.95
MainStay Epoch Global Choice Fund Class I	4.39
MainStay Epoch U.S. All Cap Fund Class I	4.20
MainStay ICAP Equity Fund Class I	2.57
MainStay ICAP International Fund Class I	1.37
MainStay International Equity Fund Class I	4.02
MainStay International Opportunities Fund Class I	5.54
MainStay Large Cap Growth Fund Class I	0.28
MainStay MAP Fund Class I	2.69
MainStay Marketfield Fund Class I	0.06
MainStay S&P 500 Index Fund Class I	0.75
MainStay U.S. Equity Opportunities Fund Class I	7.65
MainStay U.S. Small Cap Fund Class I	12.96

Note 4–Federal Income Tax

As of October 31, 2014, the components of accumulated gain (loss) on a tax basis were as follows:

	Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
MainStay Conservative Allocation Fund	$5,768,570	$10,402,954	$—	$34,099,255	$50,270,779
MainStay Moderate Allocation Fund	10,088,653	24,165,729	—	95,130,556	129,384,938
MainStay Moderate Growth Allocation Fund	4,679,115	23,355,798	—	127,879,079	155,913,992
MainStay Growth Allocation Fund	—	9,340,311	(641,394)	76,911,277	85,610,194

The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments. Other temporary differences are due to late year loss deferrals.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2014 were not affected.

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
MainStay Conservative Allocation Fund	$2,398,669	$(2,398,669)	$—
MainStay Moderate Allocation Fund	5,289,873	(5,289,873)	—
MainStay Moderate Growth Allocation Fund	6,801,713	(6,801,713)	—
MainStay Growth Allocation Fund	4,116,145	(4,116,145)	—

The reclassifications for the Allocation Funds are primarily due to short term distributions received from underlying Regulated Investment Companies.

The MainStay Moderate Growth Allocation Fund utilized $2,798,638 of capital loss carryforwards during the year ended October 31, 2014.

The MainStay Growth Allocation Fund utilized $8,737,472 of capital loss carryforwards during the year ended October 31, 2014.

68	MainStay Asset Allocation Funds

The tax character of distributions paid during the years ended October 31, 2014 and October 31, 2013 shown in the Statements of Changes in Net Assets was as follows:

	2014			2013
	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long-Term Capital Gains	Total	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long-Term Capital Gains	Total
MainStay Conservative Allocation Fund	$13,412,747	$8,836,592	$22,249,339	$7,471,476	$4,161,405	$11,632,881
MainStay Moderate Allocation Fund	13,875,916	14,809,696	28,685,612	9,731,215	—	9,731,215
MainStay Moderate Growth Allocation Fund	9,671,343	—	9,671,343	6,636,846	—	6,636,846
MainStay Growth Allocation Fund	4,198,737	—	4,198,737	2,079,025	—	2,079,025

Note 5–Custodian

State Street is the custodian of cash and securities held by the Allocation Funds. Custodial fees are charged to each Allocation Fund based on the Allocation Fund’s net assets and/or the market value of securities held by each Allocation Fund and the number of certain cash transactions incurred by each Allocation Fund.

Note 6–Line of Credit

The Allocation Funds and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 5, 2014, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum amount of $700,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Allocation Funds and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 4, 2015, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 5, 2014, the aggregate commitment amount was $300,000,000 with an optional maximum amount of $400,000,000. There were no borrowings made or outstanding with respect to the Allocation Funds under the Credit Agreement during the year ended October 31, 2014.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2014, purchases and sales of securities were as follows:

	Other
	Purchases	Sales
MainStay Conservative Allocation Fund	$235,402	$181,674
MainStay Moderate Allocation Fund	331,514	286,662
MainStay Moderate Growth Allocation Fund	313,308	269,929
MainStay Growth Allocation Fund	140,136	114,600

69

Notes to Financial Statements (continued)

Note 8–Capital Share Transactions

MainStay Conservative Allocation Fund

Class A	Shares	Amount
Year ended October 31, 2014:
Shares sold	5,035,192	$62,439,595
Shares issued to shareholders in reinvestment of dividends and distributions	1,040,777	12,725,698
Shares redeemed	(3,222,075)	(39,958,508)

Net increase (decrease) in shares outstanding before conversion	2,853,894	35,206,785
Shares converted into Class A (See Note 1)	694,509	8,714,086
Shares converted from Class A (See Note 1)	(133,374)	(1,651,293)

Net increase (decrease)	3,415,029	$42,269,578

Year ended October 31, 2013:
Shares sold	3,662,841	$44,003,459
Shares issued to shareholders in reinvestment of dividends and distributions	542,410	6,300,889
Shares redeemed	(2,778,774)	(33,172,597)

Net increase (decrease) in shares outstanding before conversion	1,426,477	17,131,751
Shares converted into Class A (See Note 1)	560,381	6,746,900
Shares converted from Class A (See Note 1)	(90,064)	(1,095,182)

Net increase (decrease)	1,896,794	$22,783,469

Investor Class	Shares	Amount
Year ended October 31, 2014:
Shares sold	1,413,247	$17,541,709
Shares issued to shareholders in reinvestment of dividends and distributions	289,414	3,537,230
Shares redeemed	(927,576)	(11,504,862)

Net increase (decrease) in shares outstanding before conversion	775,085	9,574,077
Shares converted into Investor Class (See Note 1)	352,930	4,398,309
Shares converted from Investor Class (See Note 1)	(580,425)	(7,287,419)

Net increase (decrease)	547,590	$6,684,967

Year ended October 31, 2013:
Shares sold	1,385,263	$16,529,758
Shares issued to shareholders in reinvestment of dividends and distributions	166,995	1,937,829
Shares redeemed	(876,767)	(10,465,597)

Net increase (decrease) in shares outstanding before conversion	675,491	8,001,990
Shares converted into Investor Class (See Note 1)	248,187	2,989,911
Shares converted from Investor Class (See Note 1)	(439,623)	(5,289,006)

Net increase (decrease)	484,055	$5,702,895

Class B	Shares	Amount
Year ended October 31, 2014:
Shares sold	614,771	$7,592,164
Shares issued to shareholders in reinvestment of dividends and distributions	165,997	2,018,446
Shares redeemed	(545,182)	(6,742,950)

Net increase (decrease) in shares outstanding before conversion	235,586	2,867,660
Shares converted from Class B (See Note 1)	(335,275)	(4,173,683)

Net increase (decrease)	(99,689)	$(1,306,023)

Year ended October 31, 2013:
Shares sold	821,163	$9,789,919
Shares issued to shareholders in reinvestment of dividends and distributions	92,994	1,068,595
Shares redeemed	(466,293)	(5,559,919)

Net increase (decrease) in shares outstanding before conversion	447,864	5,298,595
Shares converted from Class B (See Note 1)	(280,131)	(3,352,623)

Net increase (decrease)	167,733	$1,945,972

Class C	Shares	Amount
Year ended October 31, 2014:
Shares sold	2,197,736	$27,119,377
Shares issued to shareholders in reinvestment of dividends and distributions	199,288	2,423,946
Shares redeemed	(784,940)	(9,695,694)

Net increase (decrease)	1,612,084	$19,847,629

Year ended October 31, 2013:
Shares sold	1,469,405	$17,596,356
Shares issued to shareholders in reinvestment of dividends and distributions	85,823	987,065
Shares redeemed	(762,950)	(9,090,583)

Net increase (decrease)	792,278	$9,492,838

Class I	Shares	Amount
Year ended October 31, 2014:
Shares sold	623,290	$7,719,110
Shares issued to shareholders in reinvestment of dividends and distributions	47,489	585,575
Shares redeemed	(321,008)	(4,018,747)

Net increase (decrease)	349,771	$4,285,938

Year ended October 31, 2013:
Shares sold	554,284	$6,635,082
Shares issued to shareholders in reinvestment of dividends and distributions	42,306	493,183
Shares redeemed	(1,015,350)	(12,347,642)

Net increase (decrease)	(418,760)	$(5,219,377)

70	MainStay Asset Allocation Funds

MainStay Moderate Allocation Fund

Class A	Shares	Amount
Year ended October 31, 2014:
Shares sold	4,546,236	$63,210,345
Shares issued to shareholders in reinvestment of dividends and distributions	1,122,216	15,271,200
Shares redeemed	(3,436,787)	(47,846,188)

Net increase (decrease) in shares outstanding before conversion	2,231,665	30,635,357
Shares converted into Class A (See Note 1)	1,021,475	14,323,468
Shares converted from Class A (See Note 1)	(128,818)	(1,791,411)

Net increase (decrease)	3,124,322	$43,167,414

Year ended October 31, 2013:
Shares sold	3,263,093	$41,909,815
Shares issued to shareholders in reinvestment of dividends and distributions	429,179	5,124,343
Shares redeemed	(3,018,363)	(38,525,236)

Net increase (decrease) in shares outstanding before conversion	673,909	8,508,922
Shares converted into Class A (See Note 1)	1,074,951	13,960,175
Shares converted from Class A (See Note 1)	(94,415)	(1,238,601)

Net increase (decrease)	1,654,445	$21,230,496

Investor Class	Shares	Amount
Year ended October 31, 2014:
Shares sold	2,287,501	$31,740,274
Shares issued to shareholders in reinvestment of dividends and distributions	471,936	6,427,767
Shares redeemed	(1,432,473)	(19,872,330)

Net increase (decrease) in shares outstanding before conversion	1,326,964	18,295,711
Shares converted into Investor Class (See Note 1)	586,862	8,213,333
Shares converted from Investor Class (See Note 1)	(802,817)	(11,270,580)

Net increase (decrease)	1,111,009	$15,238,464

Year ended October 31, 2013:
Shares sold	2,215,603	$28,337,771
Shares issued to shareholders in reinvestment of dividends and distributions	188,799	2,256,148
Shares redeemed	(1,308,859)	(16,725,469)

Net increase (decrease) in shares outstanding before conversion	1,095,543	13,868,450
Shares converted into Investor Class (See Note 1)	421,382	5,432,541
Shares converted from Investor Class (See Note 1)	(873,668)	(11,373,572)

Net increase (decrease)	643,257	$7,927,419

Class B	Shares	Amount
Year ended October 31, 2014:
Shares sold	1,055,603	$14,431,033
Shares issued to shareholders in reinvestment of dividends and distributions	275,591	3,724,560
Shares redeemed	(802,553)	(10,968,564)

Net increase (decrease) in shares outstanding before conversion	528,641	7,187,029
Shares converted from Class B (See Note 1)	(685,228)	(9,474,810)

Net increase (decrease)	(156,587)	$(2,287,781)

Year ended October 31, 2013:
Shares sold	1,142,716	$14,492,094
Shares issued to shareholders in reinvestment of dividends and distributions	92,864	1,101,391
Shares redeemed	(836,862)	(10,580,918)

Net increase (decrease) in shares outstanding before conversion	398,718	5,012,567
Shares converted from Class B (See Note 1)	(534,418)	(6,780,543)

Net increase (decrease)	(135,700)	$(1,767,976)

Class C	Shares	Amount
Year ended October 31, 2014:
Shares sold	1,334,915	$18,314,377
Shares issued to shareholders in reinvestment of dividends and distributions	174,144	2,352,683
Shares redeemed	(699,848)	(9,602,367)

Net increase (decrease)	809,211	$11,064,693

Year ended October 31, 2013:
Shares sold	1,141,514	$14,617,426
Shares issued to shareholders in reinvestment of dividends and distributions	46,979	557,173
Shares redeemed	(715,220)	(9,044,699)

Net increase (decrease)	473,273	$6,129,900

Class I	Shares	Amount
Year ended October 31, 2014:
Shares sold	472,479	$6,685,582
Shares issued to shareholders in reinvestment of dividends and distributions	42,934	586,906
Shares redeemed	(282,147)	(3,895,923)

Net increase (decrease)	233,266	$3,376,565

Year ended October 31, 2013:
Shares sold	97,152	$1,238,773
Shares issued to shareholders in reinvestment of dividends and distributions	24,938	298,752
Shares redeemed	(581,161)	(7,673,031)

Net increase (decrease)	(459,071)	$(6,135,506)

71

Notes to Financial Statements (continued)

MainStay Moderate Growth Allocation Fund

Class A	Shares	Amount
Year ended October 31, 2014:
Shares sold	3,383,792	$50,655,759
Shares issued to shareholders in reinvestment of dividends and distributions	321,599	4,772,578
Shares redeemed	(2,560,259)	(38,523,281)

Net increase (decrease) in shares outstanding before conversion	1,145,132	16,905,056
Shares converted into Class A (See Note 1)	1,257,962	19,052,899
Shares converted from Class A (See Note 1)	(109,834)	(1,658,681)

Net increase (decrease)	2,293,260	$34,299,274

Year ended October 31, 2013:
Shares sold	2,367,871	$31,523,070
Shares issued to shareholders in reinvestment of dividends and distributions	257,563	3,070,138
Shares redeemed	(2,641,097)	(34,225,893)

Net increase (decrease) in shares outstanding before conversion	(15,663)	367,315
Shares converted into Class A (See Note 1)	1,379,099	18,377,987
Shares converted from Class A (See Note 1)	(90,182)	(1,226,480)

Net increase (decrease)	1,273,254	$17,518,822

Investor Class	Shares	Amount
Year ended October 31, 2014:
Shares sold	2,735,149	$40,975,150
Shares issued to shareholders in reinvestment of dividends and distributions	207,826	3,084,172
Shares redeemed	(1,756,516)	(26,315,224)

Net increase (decrease) in shares outstanding before conversion	1,186,459	17,744,098
Shares converted into Investor Class (See Note 1)	674,121	10,228,388
Shares converted from Investor Class (See Note 1)	(998,277)	(15,117,029)

Net increase (decrease)	862,303	$12,855,457

Year ended October 31, 2013:
Shares sold	2,328,000	$30,390,108
Shares issued to shareholders in reinvestment of dividends and distributions	190,103	2,266,026
Shares redeemed	(1,533,810)	(20,022,152)

Net increase (decrease) in shares outstanding before conversion	984,293	12,633,982
Shares converted into Investor Class (See Note 1)	500,396	6,633,766
Shares converted from Investor Class (See Note 1)	(1,229,510)	(16,378,570)

Net increase (decrease)	255,179	$2,889,178

Class B	Shares	Amount
Year ended October 31, 2014:
Shares sold	1,084,343	$16,032,463
Shares issued to shareholders in reinvestment of dividends and distributions	83,917	1,233,491
Shares redeemed	(957,816)	(14,195,315)

Net increase (decrease) in shares outstanding before conversion	210,444	3,070,639
Shares converted from Class B (See Note 1)	(836,633)	(12,505,577)

Net increase (decrease)	(626,189)	$(9,434,938)

Year ended October 31, 2013:
Shares sold	1,099,550	$14,186,413
Shares issued to shareholders in reinvestment of dividends and distributions	73,284	865,485
Shares redeemed	(993,785)	(12,756,337)

Net increase (decrease) in shares outstanding before conversion	179,049	2,295,561
Shares converted from Class B (See Note 1)	(568,272)	(7,406,703)

Net increase (decrease)	(389,223)	$(5,111,142)

Class C	Shares	Amount
Year ended October 31, 2014:
Shares sold	1,001,440	$14,766,363
Shares issued to shareholders in reinvestment of dividends and distributions	31,294	459,710
Shares redeemed	(506,246)	(7,472,883)

Net increase (decrease)	526,488	$7,753,190

Year ended October 31, 2013:
Shares sold	758,800	$9,942,081
Shares issued to shareholders in reinvestment of dividends and distributions	20,973	247,588
Shares redeemed	(503,316)	(6,386,396)

Net increase (decrease)	276,457	$3,803,273

Class I	Shares	Amount
Year ended October 31, 2014:
Shares sold	389,605	$5,893,377
Shares issued to shareholders in reinvestment of dividends and distributions	3,446	51,512
Shares redeemed	(86,003)	(1,303,310)

Net increase (decrease)	307,048	$4,641,579

Year ended October 31, 2013:
Shares sold	69,965	$939,690
Shares issued to shareholders in reinvestment of dividends and distributions	2,088	25,059
Shares redeemed	(38,895)	(500,734)

Net increase (decrease)	33,158	$464,015

72	MainStay Asset Allocation Funds

MainStay Growth Allocation Fund

Class A	Shares	Amount
Year ended October 31, 2014:
Shares sold	1,465,594	$22,670,679
Shares issued to shareholders in reinvestment of dividends and distributions	120,416	1,845,953
Shares redeemed	(1,205,998)	(18,692,542)

Net increase (decrease) in shares outstanding before conversion	380,012	5,824,090
Shares converted into Class A (See Note 1)	574,072	8,968,261
Shares converted from Class A (See Note 1)	(57,882)	(903,111)

Net increase (decrease)	896,202	$13,889,240

Year ended October 31, 2013:
Shares sold	987,214	$13,146,815
Shares issued to shareholders in reinvestment of dividends and distributions	76,262	898,446
Shares redeemed	(1,397,707)	(18,242,376)

Net increase (decrease) in shares outstanding before conversion	(334,231)	(4,197,115)
Shares converted into Class A (See Note 1)	727,438	9,874,015
Shares converted from Class A (See Note 1)	(28,891)	(401,016)

Net increase (decrease)	364,316	$5,275,884

Investor Class	Shares	Amount
Year ended October 31, 2014:
Shares sold	1,332,455	$20,578,177
Shares issued to shareholders in reinvestment of dividends and distributions	101,581	1,557,233
Shares redeemed	(951,387)	(14,688,515)

Net increase (decrease) in shares outstanding before conversion	482,649	7,446,895
Shares converted into Investor Class (See Note 1)	354,004	5,537,433
Shares converted from Investor Class (See Note 1)	(481,688)	(7,521,964)

Net increase (decrease)	354,965	$5,462,364

Year ended October 31, 2013:
Shares sold	1,260,739	$16,478,145
Shares issued to shareholders in reinvestment of dividends and distributions	73,083	860,919
Shares redeemed	(870,848)	(11,301,000)

Net increase (decrease) in shares outstanding before conversion	462,974	6,038,064
Shares converted into Investor Class (See Note 1)	231,841	3,073,956
Shares converted from Investor Class (See Note 1)	(650,021)	(8,825,116)

Net increase (decrease)	44,794	$286,904

Class B	Shares	Amount
Year ended October 31, 2014:
Shares sold	583,066	$8,776,880
Shares issued to shareholders in reinvestment of dividends and distributions	35,702	536,635
Shares redeemed	(583,130)	(8,798,921)

Net increase (decrease) in shares outstanding before conversion	35,638	514,594
Shares converted from Class B (See Note 1)	(398,431)	(6,080,619)

Net increase (decrease)	(362,793)	$(5,566,025)

Year ended October 31, 2013:
Shares sold	644,099	$8,225,374
Shares issued to shareholders in reinvestment of dividends and distributions	15,621	180,585
Shares redeemed	(595,005)	(7,529,680)

Net increase (decrease) in shares outstanding before conversion	64,715	876,279
Shares converted from Class B (See Note 1)	(287,639)	(3,721,839)

Net increase (decrease)	(222,924)	$(2,845,560)

Class C	Shares	Amount
Year ended October 31, 2014:
Shares sold	430,134	$6,482,698
Shares issued to shareholders in reinvestment of dividends and distributions	11,251	169,331
Shares redeemed	(295,304)	(4,458,392)

Net increase (decrease)	146,081	$2,193,637

Year ended October 31, 2013:
Shares sold	332,401	$4,280,004
Shares issued to shareholders in reinvestment of dividends and distributions	3,984	46,096
Shares redeemed	(225,224)	(2,891,496)

Net increase (decrease)	111,161	$1,434,604

Class I	Shares	Amount
Year ended October 31, 2014:
Shares sold	85,066	$1,344,686
Shares issued to shareholders in reinvestment of dividends and distributions	2,979	46,197
Shares redeemed	(41,965)	(660,110)

Net increase (decrease)	46,080	$730,773

Year ended October 31, 2013:
Shares sold	40,373	$542,897
Shares issued to shareholders in reinvestment of dividends and distributions	2,229	26,546
Shares redeemed	(21,167)	(287,850)

Net increase (decrease)	21,435	$281,593

73

Notes to Financial Statements (continued)

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Allocation Funds as of and for the year ended October 31, 2014, events and transactions subsequent to October 31, 2014, through the date the financial statements were issued have been evaluated by the Allocation Funds’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

74	MainStay Asset Allocation Funds

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund, and MainStay Growth Allocation Fund (each a “Fund and collectively, the “Funds”), four of the funds constituting MainStay Funds Trust, as of October 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund, and MainStay Growth Allocation Fund of MainStay Funds Trust as of October 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2014

75

Federal Income Tax Information

(Unaudited)

The Allocation Funds are required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Allocation Funds during such fiscal years. Accordingly, the Conservative Allocation Fund paid $8,836,592 and the Moderate Allocation Fund paid $14,809,696 as long term capital gain distributions.

For the fiscal year ended October 31, 2014, the Allocation Funds designated approximately the following amounts under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

QDI$
MainStay Conservative Allocation Fund	$3,085,459
MainStay Moderate Allocation Fund	5,266,330
MainStay Moderate Growth Allocation Fund	7,780,455
MainStay Growth Allocation Fund	4,343,899

The dividends paid by the following Allocation Funds during the fiscal year ended October 31, 2014 which are not designated as capital gain distributions should be multiplied by the following percentage to arrive at the amount eligible for the corporate dividend received deduction.

DRD%
MainStay Conservative Allocation Fund	19.1%
MainStay Moderate Allocation Fund	31.8%
MainStay Moderate Growth Allocation Fund	63.2%
MainStay Growth Allocation Fund	100.0%

Under the Regulated Investment Company Modernization Act of 2010, any qualified Fund of Funds will be permitted to pass through foreign tax credits it received from it’s underlying investments. The list of qualified Fund of Funds passing through foreign tax credits for the tax year ended October 31, 2014 is listed below.

FTC$
MainStay Conservative Allocation Fund	$52,917
MainStay Moderate Allocation Fund	128,006
MainStay Moderate Growth Allocation Fund	194,795
MainStay Growth Allocation Fund	145,162

In February 2015, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2014. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Allocation Funds’ fiscal year ended October 31, 2014.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Allocation Funds’ securities is available without charge, upon request, (i) by visiting the Allocation Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The MainStay Funds are required to file with the SEC their proxy voting records for each Allocation Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

Each Allocation Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Each Allocation Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

76	MainStay Asset Allocation Funds

Board of Trustees and Officers (Unaudited)

The Board of Trustees oversees the actions of the MainStay Group of Funds (which is comprised of Funds that are series of the MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay DefinedTerm Municipal Opportunities Fund) (collectively the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s), and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal.

Under the Retirement Policy, a Board Member must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board Members. Information pertaining to the Board Members and officers is set forth below. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Board Members are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Board Members	John Y. Kim* 9/24/60	Indefinite; The MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008.***	Vice Chairman (since January 2014) and Chief Investment Officer (since 2011), New York Life Insurance Company; President, Investments Group—New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management Holdings LLC (since 2008); Chairman of the Board of Managers (since 2008) and Chief Executive Officer (2008 to 2013), New York Life Investment Management LLC; Member of the Board, MCF Capital Management LLC (since 2012), Private Advisors LLC (since 2010); MacKay Shields LLC and Madison Capital Funding LLC (since 2008); and Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012)	82

MainStay VP Funds Trust:
Trustee since 2008 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

77

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	82

MainStay VP Funds Trust:

Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; The MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82

MainStay VP Funds Trust:

Chairman since 2013 and Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011;

Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	82

MainStay VP Funds Trust:

Trustee since 2006 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; The MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82

MainStay VP Funds Trust:

Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

78	MainStay Asset Allocation Funds

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40	Indefinite; The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (since 2008); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, University of California—San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011)	82

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 1994 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

	John A. Weisser 10/22/41	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	82

MainStay VP Funds Trust:

Trustee since 1997 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

79

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since January 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Senior Managing Director (since 2012) and Chairman of the Board (since 2008), NYLIM Service Company LLC; Senior Managing Director (since 2005) and Co-President (since January 2014), New York Life Investment Management LLC; President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012))
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, The MainStay Funds and MainStay Funds Trust (since 2014)	Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Assistant Secretary, MainStay VP Funds Trust (2010 to 2014)**, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014); Associate, Dechert LLP (2006 to 2010)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**; Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Insurance Company, New York Life Investment Management LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

80	MainStay Asset Allocation Funds

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Alternative

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2014 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1630706 MS360-14	MSAA11-12/14 (NYLIM) NL224

MainStay Indexed Bond Fund

Message from the President and Annual Report

October 31, 2014

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Message from the President

U.S. stocks saw relatively strong results for the 12 months ended October 31, 2014, with several leading U.S. stock indices recording double-digit returns. Despite geopolitical unrest and global economic uncertainty, domestic stocks benefited from accommodative central bank policies, increased merger and acquisition activity and solid corporate earnings.

In the United States, growth stocks outpaced value stocks at all capitalization levels except the very smallest, according to Russell data. Among stocks that Russell deemed defensive, however, the trend reversed, with value tending to outperform growth.

On the whole, international stocks provided disappointing performance during the 12-month reporting period, with returns for leading international stock indices ranging from nearly flat to negative. Increasing investor uncertainty about Europe, China and Japan contributed to the weakness, as did continuing tensions between Russia and Ukraine.

In Europe, slowing growth in gross domestic product (GDP) fueled deflation concerns, and remarks by the European Central Bank were not able to restore market confidence. The slowing pace of growth in China affected many countries, especially export-oriented emerging markets. Japan’s economy struggled after a consumer tax hike in April 2014 led to questions about the viability of the nation’s economic reforms.

For the most part, bond markets provided positive returns, with strong results from convertible bonds and emerging-market bonds overall. The Federal Open Market Committee kept the federal funds target rate in a range near zero throughout the reporting period. This accommodative stance benefited high-yield bonds and leveraged loans as investors searched for yield. The demand for municipal bonds remained consistently strong throughout the reporting period and municipal bond returns were strengthened as supply declined year-over-year.

If there’s anything certain about the stock and bond markets, it’s that there will always be unpredictable elements. This poses a difficult—but not insurmountable—challenge for investors. At MainStay Funds, our portfolio managers seek to prepare for the unknown by employing time-tested strategies and investment techniques as they pursue well-defined investment objectives outlined in the prospectus. Drawing on their own extensive investment experience, they pursue an appropriate balance of risk and reward for their respective Funds, no matter where the markets may move.

The report that follows shows how this approach affected your MainStay Fund during the 12 months ended October 31, 2014. We encourage you to read the report carefully and use it as you evaluate the progress of your investment portfolio. With increasing knowledge, ongoing portfolio adjustments and wise decisions along the way, you may be better able to pursue your long-range financial goals.

We thank you for choosing MainStay Funds, and we are pleased to have earned your trust. We know that with trust comes responsibility; and we will seek to honor that responsibility for as long as you invest with us.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2014

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	0.41 3.51%	2.78 3.41%	3.74 4.06%	0.76 0.76%
Investor Class Shares[3]	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	0.20 3.30	2.62 3.25	3.65 3.97	0.97 0.97
Class I Shares	No Sales Charge		3.85	3.77	4.45	0.51

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
Barclays U.S. Aggregate Bond Index[4]	4.14%	4.22%	4.64%
Average Lipper Core Bond Fund[5]	4.12	4.62	4.22

4.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Barclays U.S. Aggregate Bond Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an Index.
5.	The average Lipper core bond fund is representative of funds that invest at least 85% in domestic investment-grade issues (rated in the top four grades) with any remaining investment in non-benchmark sectors as high-yield, global and emerging-market debt. These funds maintain dollar-weighted average maturities of five to ten years. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Indexed Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay Indexed Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2014, to October 31, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2014, to October 31, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/14	Ending Account Value (Based on Actual Returns and Expenses) 10/31/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/14	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,020.90	$3.62	$1,021.60	$3.62

Investor Class Shares	$1,000.00	$1,018.80	$4.68	$1,020.60	$4.69

Class I Shares	$1,000.00	$1,022.50	$2.04	$1,023.20	$2.04

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.71% for Class A, 0.92% for Investor Class and 0.40% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Portfolio Composition as of October 31, 2014 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Issuers Held as of October 31, 2014 (excluding short-term investments) (Unaudited)

1.	United States Treasury Notes, 0.375%–3.375%, due 5/31/16–8/15/24

2.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 2.209%–8.00%, due 6/1/15–1/1/44

3.	Government National Mortgage Association (Mortgage Pass-Through Securities), 3.00%–8.50%, due 11/15/24–3/20/44

4.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 2.255%–8.00%, due 1/1/16–1/1/44

5.	Federal Home Loan Mortgage Corporation, 0.875%–5.125%, due 1/15/15–1/13/22
6.	United States Treasury Bonds, 3.125%–4.75%, due 2/15/41–5/15/44

7.	Federal National Mortgage Association, 0.875%–6.21%, due 6/12/17–8/6/38

8.	Bank of America Corp., 2.00%–5.70%, due 12/1/15–1/21/44

9.	Federal Republic of Brazil, 4.875%–6.00%, due 1/17/17–1/22/21

10.	Goldman Sachs Group, Inc. (The), 3.625%–6.25%, due 9/1/17–7/8/44

8	MainStay Indexed Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Donald F. Serek, CFA, Thomas J. Girard and George S. Cherpelis of NYL Investors LLC, the Fund’s Subadvisor.

How did MainStay Indexed Bond Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2014?

Excluding all sales charges, MainStay Indexed Bond Fund returned 3.51% for Class A shares and 3.30% for Investor Class shares for the 12 months ended October 31, 2014. Over the same period, Class I shares returned 3.85%. All share classes underperformed the 4.14% return of the Barclays U.S. Aggregate Bond Index1 and the 4.12% return of the average Lipper2 core bond fund for the 12 months ended October 31, 2014. The Barclays U.S. Aggregate Bond Index is the Fund’s primary broad-based securities-market index. Because the Fund incurs operating expenses and fees that the Index does not, the Fund’s net performance will typically lag that of the Index. See page 5 for Fund returns with applicable sales charges.

During the reporting period, which credit-rating categories were strong performers and which credit rating categories were weak?

Credit spreads3 tightened during the reporting period, led by lower-quality assets. (Other things being equal, when spreads tighten, bond prices tend to rise.) Within the U.S. credit component of the Barclays U.S. Aggregate Bond Index, BBB4 credit spreads narrowed the most (by 22 basis points) during the reporting period, followed by single-A and AA credits, where spreads, in each case, narrowed by eight basis points. (A basis point is one-hundredth of a percentage point.) Credit spreads with an average AAA rating tightened by three basis points.

What was the Fund’s duration5 strategy during the reporting period?

The Indexed Bond Fund utilizes a passive strategy that seeks to replicate the duration of the Barclays U.S. Aggregate Bond Index. At the end of the reporting period, the Fund’s duration was 5.21 years.

Which market sectors made the strongest positive contributions to the Fund’s performance, and which market sectors detracted the most?

During the reporting period all of the broad sectors in the Barclays U.S. Aggregate Bond Index produced positive total returns. The U.S. credit sectors, led by utilities and industrials, outperformed all other asset classes in the Barclays U.S. Aggregate Bond Index. Within the noncorporate sector, the foreign local government subcomponent was the best performer. Within securitized products, mortgage-backed securities outperformed both commercial mortgage-backed securities and asset-backed securities. U.S. government agencies marginally outperformed U.S. Treasury securities during the reporting period.

1.	See footnote on page 6 for more information on the Barclays U.S. Aggregate Bond Index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
4.	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. An obligation rated ‘A’ by S&P is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments October 31, 2014

	Principal Amount	Value

Long-Term Bonds 99.4%† Asset-Backed Securities 0.6%
Airlines 0.0%‡
Continental Airlines, Inc. Series 1992-2, Class A1 7.256%, due 9/15/21	$41,343	$46,408

Auto Floor Plan 0.2%
Ford Credit Floorplan Master Owner Trust A Series 2013-4, Class A2 0.703%, due 6/15/20 (a)	600,000	603,116

Automobile 0.2%
Chesapeake Funding LLC Series 2013-1A, Class A 0.603%, due 1/7/25 (a)(b)	792,641	791,647

Home Equity 0.1%
Equity One ABS, Inc. Series 2003-4, Class AF6 5.286%, due 10/25/34 (c)(d)	81,400	83,217
RAMP Trust Series 2003-RZ5, Class A7 5.47%, due 9/25/33 (d)	35,482	36,650
Saxon Asset Securities Trust Series 2003-1, Class AF5 5.295%, due 6/25/33 (c)(d)	96,707	99,241

		219,108

Other ABS 0.1%
JPMorgan Mortgage Acquisition Trust Series 2007-HE1, Class AF3 4.668%, due 3/25/47 (c)(d)	500,000	386,168

Total Asset-Backed Securities (Cost $2,145,253)		2,046,447

Corporate Bonds 25.0%
Aerospace & Defense 0.4%
General Dynamics Corp. 3.60%, due 11/15/42	250,000	229,267
L-3 Communications Corp. 5.20%, due 10/15/19	100,000	110,699
Lockheed Martin Corp. 4.85%, due 9/15/41	100,000	109,373
Northrop Grumman Corp. 5.05%, due 8/1/19	100,000	111,427

	Principal Amount	Value

Aerospace & Defense (continued)
United Technologies Corp.
3.10%, due 6/1/22	$300,000	$305,073
4.50%, due 4/15/20	200,000	222,734
4.50%, due 6/1/42	100,000	106,731

		1,195,304

Agriculture 0.1%
Archer-Daniels-Midland Co. 4.535%, due 3/26/42	216,000	231,538

Apparel 0.0%‡
VF Corp. 6.45%, due 11/1/37	50,000	65,858

Auto Manufacturers 0.1%
Daimler Finance N.A. LLC 8.50%, due 1/18/31	150,000	226,619

Auto Parts & Equipment 0.0%‡
Johnson Controls, Inc.
5.50%, due 1/15/16	50,000	52,815
6.00%, due 1/15/36	50,000	59,939

		112,754

Banks 5.6%
♦Bank of America Corp.
2.00%, due 1/11/18	1,250,000	1,253,114
5.00%, due 1/21/44	250,000	273,187
5.25%, due 12/1/15	200,000	208,810
5.42%, due 3/15/17	900,000	974,452
5.70%, due 1/24/22	325,000	374,163
Bank of Nova Scotia 2.05%, due 6/5/19	250,000	248,279
Barclays Bank PLC 2.50%, due 2/20/19	500,000	503,880
BNP Paribas S.A. 3.25%, due 3/3/23	250,000	250,538
Capital One Financial Corp.
1.00%, due 11/6/15	250,000	250,635
5.25%, due 2/21/17	100,000	108,656
Citigroup, Inc.
4.45%, due 1/10/17	100,000	106,452
4.50%, due 1/14/22	200,000	216,979
4.875%, due 5/7/15	350,000	357,424
5.875%, due 2/22/33	450,000	510,774
6.125%, due 11/21/17	500,000	562,142
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
4.50%, due 1/11/21	300,000	331,093
5.75%, due 12/1/43	250,000	290,910

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest issuers held, as of October 31, 2014, excluding short-term investments. May be subject to change daily.

10	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Banks (continued)
Deutsche Bank A.G. 6.00%, due 9/1/17	$325,000	$364,265
Fifth Third Bank 4.75%, due 2/1/15	250,000	252,516
♦Goldman Sachs Group, Inc. (The)
3.625%, due 1/22/23	150,000	150,418
4.80%, due 7/8/44	250,000	258,156
5.95%, due 1/18/18	500,000	559,825
6.00%, due 6/15/20	900,000	1,035,010
6.25%, due 9/1/17	200,000	224,181
JPMorgan Chase & Co.
4.40%, due 7/22/20	750,000	812,987
4.85%, due 2/1/44	250,000	268,801
JPMorgan Chase Bank N.A. 6.00%, due 10/1/17	785,000	879,134
Korea Development Bank (The)
3.50%, due 8/22/17	500,000	523,497
4.375%, due 8/10/15	300,000	308,251
Kreditanstalt fuer Wiederaufbau
4.50%, due 7/16/18	850,000	945,506
Series G 4.875%, due 1/17/17	850,000	926,106
Landwirtschaftliche Rentenbank 5.125%, due 2/1/17	475,000	520,891
Morgan Stanley
5.50%, due 7/24/20	1,000,000	1,129,684
6.25%, due 8/28/17	300,000	335,771
Northern Trust Corp. 3.45%, due 11/4/20	100,000	105,783
PNC Bank N.A. 5.25%, due 1/15/17	175,000	189,635
PNC Funding Corp. 5.125%, due 2/8/20	100,000	112,810
Royal Bank of Scotland PLC (The)
4.375%, due 3/16/16	200,000	208,772
5.05%, due 1/8/15	100,000	100,762
State Street Bank & Trust Co. 5.25%, due 10/15/18	100,000	111,829
SunTrust Banks, Inc. 5.40%, due 4/1/20	15,000	16,580
UBS A.G.
5.875%, due 7/15/16	125,000	134,825
5.875%, due 12/20/17	200,000	225,281
7.75%, due 9/1/26	100,000	129,967
Wachovia Bank N.A. 5.60%, due 3/15/16	200,000	213,094
Wachovia Corp. 5.50%, due 8/1/35	125,000	141,540

	Principal Amount	Value

Banks (continued)
Wells Fargo & Co.
4.48%, due 1/16/24	$103,000	$109,005
4.60%, due 4/1/21	250,000	276,139
Wells Fargo Bank N.A. 5.95%, due 8/26/36	150,000	187,727
Westpac Banking Corp. 3.00%, due 12/9/15	300,000	307,857

		18,888,093

Beverages 0.5%
Anheuser-Busch InBev Worldwide, Inc. 3.75%, due 7/15/42	200,000	183,180
Beam, Inc. 5.375%, due 1/15/16	18,000	18,937
Brown-Forman Corp. 3.75%, due 1/15/43	50,000	47,365
Coca-Cola Co. (The) 3.15%, due 11/15/20	275,000	287,792
Diageo Capital PLC 2.625%, due 4/29/23	350,000	335,421
Pepsi Bottling Group, Inc. (The) 7.00%, due 3/1/29	60,000	82,180
PepsiCo., Inc. 5.00%, due 6/1/18	500,000	556,237

		1,511,112

Biotechnology 0.1%
Amgen, Inc.
3.45%, due 10/1/20	150,000	155,697
5.85%, due 6/1/17	150,000	166,649
6.40%, due 2/1/39	100,000	123,587

		445,933

Building Materials 0.1%
CRH America, Inc.
4.125%, due 1/15/16	100,000	103,662
6.00%, due 9/30/16	100,000	108,892
Lafarge S.A.
6.50%, due 7/15/16	50,000	53,500
7.125%, due 7/15/36	50,000	58,500

		324,554

Chemicals 0.4%
Dow Chemical Co. (The) 4.125%, due 11/15/21	350,000	370,691
E.I. du Pont de Nemours & Co. 3.625%, due 1/15/21	100,000	105,710
Eastman Chemical Co. 4.50%, due 1/15/21	50,000	53,857
LYB International Finance B.V. 4.00%, due 7/15/23	200,000	207,434
Monsanto Co. 4.40%, due 7/15/44	250,000	252,020

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2014 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Chemicals (continued)
Potash Corporation of Saskatchewan, Inc. 4.875%, due 3/30/20	$150,000	$167,105
Rohm & Haas Co. 7.85%, due 7/15/29	100,000	138,500

		1,295,317

Commercial Services 0.0%‡
R.R. Donnelley & Sons Co. 5.50%, due 5/15/15	3,000	3,045
Western Union Co. (The) 5.93%, due 10/1/16	130,000	141,303

		144,348

Computers 0.3%
Apple, Inc. 4.45%, due 5/6/44	250,000	261,581
Hewlett-Packard Co.
2.20%, due 12/1/15	150,000	152,189
4.375%, due 9/15/21	150,000	158,220
International Business Machines Corp. 5.70%, due 9/14/17	250,000	280,886

		852,876

Cosmetics & Personal Care 0.0%‡
Colgate-Palmolive Co. 3.15%, due 8/5/15	100,000	102,068

Diversified Financial Services 0.5%
General Electric Capital Corp.
5.875%, due 1/14/38	625,000	766,909
Series A 6.75%, due 3/15/32	650,000	864,303

		1,631,212

Electric 2.3%
Appalachian Power Co. Series H 5.95%, due 5/15/33	100,000	119,871
CenterPoint Energy Houston Electric LLC Series K2 6.95%, due 3/15/33	100,000	139,548
Commonwealth Edison Co. 6.15%, due 9/15/17	150,000	169,764
Consolidated Edison Company of New York, Inc. 6.30%, due 8/15/37	275,000	358,625
Constellation Energy Group, Inc. 7.60%, due 4/1/32	100,000	133,341
Duke Energy Carolinas LLC 5.30%, due 2/15/40	200,000	239,831
Duke Energy Florida, Inc. 6.35%, due 9/15/37	200,000	270,508

	Principal Amount	Value

Electric (continued)
Entergy Gulf States Louisiana LLC 3.95%, due 10/1/20	$250,000	$270,530
FirstEnergy Corp. Series C 7.375%, due 11/15/31	200,000	237,645
FirstEnergy Transmission LLC 4.35%, due 1/15/25 (b)	150,000	153,461
Florida Power & Light Co.
3.80%, due 12/15/42	300,000	293,368
5.55%, due 11/1/17	100,000	112,389
Georgia Power Co. 4.75%, due 9/1/40	250,000	271,513
Jersey Central Power & Light Co. 7.35%, due 2/1/19	35,000	41,824
Kentucky Utilities Co. 1.625%, due 11/1/15	100,000	100,930
Nevada Power Co. 6.50%, due 8/1/18	150,000	175,325
NextEra Energy Capital Holdings, Inc. 2.60%, due 9/1/15	300,000	304,675
Nisource Finance Corp. 4.80%, due 2/15/44	175,000	184,861
Ohio Power Co. Series G 6.60%, due 2/15/33	150,000	195,141
Oncor Electric Delivery Co. LLC 7.00%, due 9/1/22	100,000	126,821
Pacific Gas & Electric Co.
3.25%, due 9/15/21	175,000	178,890
5.625%, due 11/30/17	500,000	560,838
PacifiCorp 6.25%, due 10/15/37	350,000	461,170
Peco Energy Co. 5.95%, due 10/1/36	150,000	194,911
Pepco Holdings, Inc. 2.70%, due 10/1/15	200,000	203,138
PPL Electric Utilities Corp. 3.00%, due 9/15/21	200,000	204,340
Progress Energy, Inc. 5.625%, due 1/15/16	125,000	132,007
PSEG Power LLC
5.125%, due 4/15/20	80,000	89,211
8.625%, due 4/15/31	50,000	72,226
Public Service Electric & Gas Co. Series D 5.25%, due 7/1/35	100,000	119,757
Puget Sound Energy, Inc. 6.274%, due 3/15/37	100,000	132,497
San Diego Gas & Electric Co. 5.35%, due 5/15/35	175,000	210,328

12	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Electric (continued)
Scottish Power, Ltd. 5.375%, due 3/15/15	$100,000	$101,645
South Carolina Electric & Gas Co. 6.05%, due 1/15/38	100,000	127,410
Southern California Edison Co. 4.50%, due 9/1/40	175,000	189,282
Union Electric Co. 5.40%, due 2/1/16	100,000	105,519
Virginia Electric and Power Co.
6.00%, due 1/15/36	100,000	127,384
6.00%, due 5/15/37	175,000	223,880
Wisconsin Electric Power Co. 3.65%, due 12/15/42	250,000	239,225
Xcel Energy, Inc. 6.50%, due 7/1/36	150,000	198,728

		7,772,357

Electrical Components & Equipment 0.1%
Emerson Electric Co. 4.25%, due 11/15/20	150,000	164,703

Electronics 0.2%
Honeywell International, Inc. 5.70%, due 3/15/37	100,000	123,769
Koninklijke Philips Electronics N.V. 6.875%, due 3/11/38	100,000	133,036
Thermo Fisher Scientific, Inc. 1.85%, due 1/15/18	500,000	500,336

		757,141

Environmental Controls 0.2%
Republic Services, Inc. 5.00%, due 3/1/20	175,000	194,993
Waste Management, Inc.
2.60%, due 9/1/16	100,000	102,991
7.125%, due 12/15/17	100,000	116,288
7.75%, due 5/15/32	75,000	108,622

		522,894

Finance—Auto Loans 0.5%
Ford Motor Credit Co. LLC
4.25%, due 2/3/17	950,000	1,005,731
4.375%, due 8/6/23	200,000	212,158
Toyota Motor Credit Corp.
2.80%, due 1/11/16	100,000	102,655
3.40%, due 9/15/21	200,000	208,228

		1,528,772

Finance—Consumer Loans 0.5%
HSBC Finance Corp. 6.676%, due 1/15/21	1,000,000	1,178,483

	Principal Amount	Value

Finance—Consumer Loans (continued)
SLM Corp. 5.625%, due 8/1/33	$250,000	$210,625
Springleaf Finance Corp. Series I 5.40%, due 12/1/15	350,000	361,375

		1,750,483

Finance—Credit Card 0.2%
American Express Co. 6.15%, due 8/28/17	625,000	704,248

Finance—Investment Banker/Broker 0.2%
Bear Stearns Cos. LLC (The) 7.25%, due 2/1/18	400,000	464,998
Merrill Lynch & Co., Inc. 5.70%, due 5/2/17	100,000	109,068

		574,066

Finance—Other Services 0.0%‡
National Rural Utilities Cooperative Finance Corp. 8.00%, due 3/1/32	75,000	109,107

Food 0.6%
ConAgra Foods, Inc. 7.00%, due 10/1/28	100,000	127,913
General Mills, Inc. 5.70%, due 2/15/17	300,000	330,320
Hershey Co. (The) 5.45%, due 9/1/16	100,000	108,239
Ingredion, Inc. 4.625%, due 11/1/20	50,000	53,549
Kellogg Co. Series B 7.45%, due 4/1/31	75,000	98,293
Kraft Foods Group, Inc.
3.50%, due 6/6/22	200,000	204,688
6.125%, due 8/23/18	332,000	380,698
Kroger Co. (The) 6.40%, due 8/15/17	225,000	253,937
Mondelez International, Inc. 4.00%, due 2/1/24	300,000	309,610
Safeway, Inc. 5.00%, due 8/15/19	100,000	101,248

		1,968,495

Forest Products & Paper 0.1%
Celulosa Arauco y Constitucion S.A. 5.625%, due 4/20/15	50,000	51,094
International Paper Co.
4.75%, due 2/15/22	100,000	108,441
5.25%, due 4/1/16	150,000	158,808

		318,343

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2014 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Health Care—Products 0.2%
Baxter International, Inc.
4.625%, due 3/15/15	$150,000	$152,220
5.90%, due 9/1/16	100,000	108,891
Becton Dickinson and Co. 3.125%, due 11/8/21	100,000	99,875
Covidien International Finance S.A. 6.00%, due 10/15/17	150,000	169,493
Medtronic, Inc. 2.75%, due 4/1/23	250,000	241,943

		772,422

Health Care—Services 0.4%
Aetna, Inc. 4.125%, due 6/1/21	175,000	188,176
CIGNA Corp. 5.125%, due 6/15/20	150,000	167,917
Laboratory Corporation of America Holdings 4.625%, due 11/15/20	100,000	107,479
Quest Diagnostics, Inc. 4.75%, due 1/30/20	100,000	108,560
UnitedHealth Group, Inc.
2.875%, due 3/15/22	200,000	200,063
6.00%, due 6/15/17	330,000	369,474
WellPoint, Inc. 5.95%, due 12/15/34	250,000	297,978

		1,439,647

Household Products & Wares 0.0%‡
Kimberly-Clark Corp. 6.375%, due 1/1/28	100,000	124,341

Insurance 0.8%
ACE INA Holdings, Inc.
2.60%, due 11/23/15	100,000	102,042
5.70%, due 2/15/17	60,000	66,150
AEGON Funding Co. LLC 5.75%, due 12/15/20	100,000	115,497
Allstate Corp. (The) 4.50%, due 6/15/43	250,000	261,537
American International Group, Inc.
5.85%, due 1/16/18	300,000	338,089
6.25%, due 5/1/36	200,000	252,855
AXA S.A. 8.60%, due 12/15/30	105,000	141,356
Berkshire Hathaway, Inc. 3.00%, due 2/11/23	250,000	250,815
Chubb Corp. (The) 5.75%, due 5/15/18	100,000	113,742
Hartford Financial Services Group, Inc. 5.50%, due 3/30/20	150,000	170,068

	Principal Amount	Value

Insurance (continued)
Lincoln National Corp. 4.85%, due 6/24/21	$25,000	$27,589
Loews Corp. 4.125%, due 5/15/43	125,000	118,462
MetLife, Inc.
4.75%, due 2/8/21	200,000	221,936
5.70%, due 6/15/35	100,000	121,085
Nationwide Financial Services, Inc. 5.10%, due 10/1/15	25,000	25,978
Principal Financial Group, Inc. 6.05%, due 10/15/36	100,000	122,181
Progressive Corp. (The) 6.25%, due 12/1/32	50,000	63,996
Prudential Financial, Inc. 5.70%, due 12/14/36	200,000	232,443
Travelers Cos., Inc. (The) 6.75%, due 6/20/36	75,000	101,209

		2,847,030

Internet 0.0%‡
Symantec Corp. 2.75%, due 9/15/15	50,000	50,668

Iron & Steel 0.3%
ArcelorMittal 6.125%, due 6/1/18	300,000	321,000
Nucor Corp. 4.125%, due 9/15/22	50,000	53,155
Vale Overseas, Ltd.
4.375%, due 1/11/22	100,000	101,567
6.25%, due 1/23/17	600,000	657,342

		1,133,064

Machinery—Construction & Mining 0.1%
Caterpillar, Inc. 3.803%, due 8/15/42	342,000	323,580

Machinery—Diversified 0.1%
Deere & Co.
4.375%, due 10/16/19	100,000	109,853
7.125%, due 3/3/31	125,000	173,518

		283,371

Media 1.2%
21st Century Fox America, Inc. 6.40%, due 12/15/35	175,000	223,067
CBS Corp. 4.85%, due 7/1/42	100,000	99,760
Comcast Corp.
5.65%, due 6/15/35	325,000	389,527
6.45%, due 3/15/37	250,000	321,586

14	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Media (continued)
COX Communications, Inc. 5.45%, due 12/15/14	$32,000	$32,174
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.
5.15%, due 3/15/42	250,000	254,026
5.20%, due 3/15/20	250,000	279,554
Discovery Communications LLC 6.35%, due 6/1/40	105,000	126,007
Historic TW, Inc. 6.625%, due 5/15/29	250,000	315,743
NBC Universal Media LLC 5.15%, due 4/30/20	300,000	341,366
News America, Inc.
4.50%, due 2/15/21	100,000	109,240
7.25%, due 5/18/18	100,000	118,104
Thomson Reuters Corp. 5.85%, due 4/15/40	105,000	119,240
Time Warner Cable, Inc.
5.00%, due 2/1/20	250,000	279,803
6.55%, due 5/1/37	275,000	346,036
Time Warner, Inc. 7.625%, due 4/15/31	375,000	512,237
Viacom, Inc. 4.375%, due 3/15/43	354,000	326,148

		4,193,618

Metal Fabricate & Hardware 0.0%‡
Precision Castparts Corp. 3.90%, due 1/15/43	125,000	123,091

Mining 0.6%
Alcoa, Inc.
5.72%, due 2/23/19	287,000	319,686
5.95%, due 2/1/37	100,000	103,756
Barrick Australia Finance Property, Ltd. 5.95%, due 10/15/39	150,000	147,877
BHP Billiton Finance USA, Ltd. 5.00%, due 9/30/43	200,000	223,370
Freeport-McMoRan, Inc.
3.875%, due 3/15/23	150,000	148,254
5.45%, due 3/15/43	150,000	153,457
Goldcorp, Inc. 2.125%, due 3/15/18	100,000	99,955
Newmont Mining Corp. 5.125%, due 10/1/19	150,000	162,947
Rio Tinto Alcan, Inc. 5.75%, due 6/1/35	50,000	57,518
Rio Tinto Finance USA PLC 3.50%, due 3/22/22	400,000	408,089

	Principal Amount	Value

Mining (continued)
Teck Resources, Ltd. 3.75%, due 2/1/23	$250,000	$235,880

		2,060,789

Miscellaneous—Manufacturing 0.2%
Cooper U.S., Inc. 2.375%, due 1/15/16	125,000	127,237
Danaher Corp.
3.90%, due 6/23/21	50,000	54,000
5.625%, due 1/15/18	100,000	112,688
Dover Corp. 5.45%, due 3/15/18	100,000	111,855
Ingersoll-Rand PLC 4.75%, due 5/15/15	150,000	153,291

		559,071

Multi-National 0.5%
European Investment Bank
2.25%, due 3/15/16	1,100,000	1,127,459
2.875%, due 9/15/20	300,000	315,063
International Bank for Reconstruction & Development (zero coupon), due 3/11/31	504,000	281,801

		1,724,323

Office & Business Equipment 0.1%
Xerox Corp.
6.35%, due 5/15/18	100,000	114,200
6.40%, due 3/15/16	160,000	171,705

		285,905

Oil & Gas 1.7%
Anadarko Petroleum Corp.
5.95%, due 9/15/16	475,000	516,162
6.45%, due 9/15/36	150,000	185,129
Apache Corp.
3.625%, due 2/1/21	250,000	261,506
4.75%, due 4/15/43	100,000	100,144
BP Capital Markets PLC 4.50%, due 10/1/20	250,000	273,142
Burlington Resources, Inc. 7.375%, due 3/1/29	104,000	138,258
Cenovus Energy, Inc. 6.75%, due 11/15/39	100,000	126,335
Chevron Corp. 4.95%, due 3/3/19	125,000	140,828
Devon Energy Corp.
4.00%, due 7/15/21	200,000	210,502
7.95%, due 4/15/32	50,000	70,995
Encana Corp. 6.50%, due 2/1/38	125,000	154,345
EOG Resources, Inc. 4.10%, due 2/1/21	200,000	217,410

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2014 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Oil & Gas (continued)
Hess Corp. 7.30%, due 8/15/31	$100,000	$131,382
Marathon Oil Corp. 6.80%, due 3/15/32	100,000	126,028
Marathon Petroleum Corp.
3.50%, due 3/1/16	50,000	51,607
5.125%, due 3/1/21	100,000	111,907
Occidental Petroleum Corp. 3.125%, due 2/15/22	175,000	176,045
Pemex Project Funding Master Trust 6.625%, due 6/15/35	500,000	590,000
Petrobras International Finance Co. 5.875%, due 3/1/18	475,000	510,497
Phillips 66 5.875%, due 5/1/42	200,000	238,832
Shell International Finance B.V. 5.50%, due 3/25/40	275,000	333,876
Total Capital International S.A. 1.55%, due 6/28/17	250,000	251,663
Total Capital S.A. 2.30%, due 3/15/16	200,000	204,504
Transocean, Inc.
6.00%, due 3/15/18	175,000	186,584
7.375%, due 4/15/18	100,000	111,169
Valero Energy Corp.
6.625%, due 6/15/37	100,000	122,937
7.50%, due 4/15/32	100,000	128,863

		5,670,650

Oil & Gas Services 0.2%
Baker Hughes, Inc. 5.125%, due 9/15/40	200,000	225,239
Halliburton Co. 6.15%, due 9/15/19	250,000	295,147
Weatherford International LLC 6.35%, due 6/15/17	225,000	250,544

		770,930

Pharmaceuticals 1.0%
AbbVie, Inc. 4.40%, due 11/6/42	200,000	197,604
Allergan, Inc. 5.75%, due 4/1/16	50,000	53,222
AstraZeneca PLC 6.45%, due 9/15/37	100,000	131,606
Bristol-Myers Squibb Co.
5.875%, due 11/15/36	75,000	93,117
7.15%, due 6/15/23	50,000	64,809
Cardinal Health, Inc. 4.00%, due 6/15/15	200,000	204,002

	Principal Amount	Value

Pharmaceuticals (continued)
Eli Lilly & Co. 7.125%, due 6/1/25	$175,000	$232,668
Express Scripts Holding Co. 6.125%, due 11/15/41	150,000	185,705
GlaxoSmithKline Capital, Inc. 6.375%, due 5/15/38	125,000	163,361
Johnson & Johnson 6.95%, due 9/1/29	100,000	141,638
McKesson Corp.
4.883%, due 3/15/44	250,000	264,936
5.70%, due 3/1/17	50,000	54,928
Medco Health Solutions, Inc. 2.75%, due 9/15/15	200,000	203,427
Merck & Co., Inc. 4.15%, due 5/18/43	200,000	207,841
Merck Sharp & Dohme Corp.
4.75%, due 3/1/15	100,000	101,442
5.00%, due 6/30/19	250,000	281,278
Novartis Securities Investment, Ltd. 5.125%, due 2/10/19	225,000	254,001
Teva Pharmaceutical Finance II B.V. 3.65%, due 11/10/21	100,000	102,113
Teva Pharmaceutical Finance LLC 3.00%, due 6/15/15	180,000	182,712
Wyeth LLC
6.00%, due 2/15/36	200,000	253,242
6.45%, due 2/1/24	100,000	124,182

		3,497,834

Pipelines 0.6%
Energy Transfer Partners, L.P.
5.20%, due 2/1/22	200,000	218,841
5.95%, due 2/1/15	130,000	131,568
6.70%, due 7/1/18	100,000	114,738
Enterprise Products Operating LLC
4.85%, due 3/15/44	100,000	102,986
Series B 6.875%, due 3/1/33	200,000	261,491
Kinder Morgan Energy Partners, L.P. 5.80%, due 3/15/35	300,000	313,157
ONEOK Partners, L.P. 6.15%, due 10/1/16	200,000	217,976
Plains All American Pipeline, L.P. / PAA Finance Corp. 6.65%, due 1/15/37	65,000	81,196
Spectra Energy Capital LLC
6.20%, due 4/15/18	50,000	56,495
6.75%, due 2/15/32	125,000	150,091
Tennessee Gas Pipeline Co. LLC 7.50%, due 4/1/17	300,000	339,944
Williams Cos., Inc. (The) 8.75%, due 3/15/32	114,000	145,192

		2,133,675

16	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Real Estate Investment Trusts 0.3%
Boston Properties, L.P. 4.125%, due 5/15/21	$50,000	$53,160
Camden Property Trust 5.00%, due 6/15/15	100,000	102,595
ERP Operating, L.P.
5.125%, due 3/15/16	50,000	52,910
5.375%, due 8/1/16	50,000	53,801
Kimco Realty Corp. 5.783%, due 3/15/16	50,000	53,214
Simon Property Group, L.P. 3.375%, due 3/15/22	400,000	412,132
Weyerhaeuser Co. 7.375%, due 3/15/32	100,000	130,506

		858,318

Retail 0.8%
Costco Wholesale Corp. 5.50%, due 3/15/17	100,000	110,502
CVS Health Corp.
4.75%, due 5/18/20	250,000	280,746
6.25%, due 6/1/27	175,000	222,989
Home Depot, Inc. (The) 5.875%, due 12/16/36	250,000	315,780
Lowe’s Cos., Inc.
6.65%, due 9/15/37	100,000	133,442
6.875%, due 2/15/28	150,000	192,641
Macy’s Retail Holdings, Inc. 2.875%, due 2/15/23	250,000	239,719
McDonald’s Corp. 5.80%, due 10/15/17	300,000	338,005
Target Corp. 6.50%, due 10/15/37	150,000	196,240
Wal-Mart Stores, Inc.
5.00%, due 10/25/40	400,000	460,673
6.50%, due 8/15/37	175,000	235,818
Yum! Brands, Inc. 6.25%, due 3/15/18	29,000	32,705

		2,759,260

Software 0.3%
Fiserv, Inc. 3.50%, due 10/1/22	100,000	100,670
Microsoft Corp. 3.00%, due 10/1/20	300,000	313,583
Oracle Corp.
5.00%, due 7/8/19	400,000	450,082
5.25%, due 1/15/16	200,000	211,186

		1,075,521

	Principal Amount	Value

Telecommunications 2.0%
America Movil S.A.B. de C.V. 3.125%, due 7/16/22	$200,000	$196,578
AT&T, Inc.
4.35%, due 6/15/45	666,000	621,643
5.55%, due 8/15/41	100,000	109,939
6.30%, due 1/15/38	300,000	362,501
BellSouth Corp.
6.00%, due 11/15/34	6,000	6,786
6.875%, due 10/15/31	14,000	17,335
British Telecommunications PLC 9.625%, due 12/15/30	100,000	157,416
Cisco Systems, Inc.
4.45%, due 1/15/20	250,000	276,186
5.50%, due 2/22/16	450,000	478,596
Deutsche Telekom International Finance B.V.
5.75%, due 3/23/16	325,000	346,220
6.00%, due 7/8/19	250,000	291,268
Embarq Corp. 7.995%, due 6/1/36	200,000	222,000
Motorola Solutions, Inc. 7.50%, due 5/15/25	100,000	127,208
New Cingular Wireless Services, Inc. 8.75%, due 3/1/31	100,000	150,870
Orange S.A. 9.00%, due 3/1/31	250,000	370,416
Rogers Communications, Inc. 6.80%, due 8/15/18	225,000	263,038
Telecom Italia Capital S.A.
6.00%, due 9/30/34	100,000	98,500
6.375%, due 11/15/33	175,000	176,750
Telefonica Emisones S.A.U. 7.045%, due 6/20/36	100,000	128,394
Telefonica Europe B.V. 8.25%, due 9/15/30	200,000	272,985
Verizon Communications, Inc.
2.45%, due 11/1/22	100,000	93,805
5.012%, due 8/21/54 (b)	265,000	269,666
5.15%, due 9/15/23	350,000	391,961
5.85%, due 9/15/35	300,000	348,587
6.40%, due 2/15/38	175,000	213,967
6.55%, due 9/15/43	266,000	335,321
7.75%, due 12/1/30	100,000	136,748
Vodafone Group PLC
6.15%, due 2/27/37	125,000	146,228
7.875%, due 2/15/30	100,000	135,774

		6,746,686

Transportation 0.5%
Burlington Northern Santa Fe LLC
5.75%, due 5/1/40	300,000	357,272
6.15%, due 5/1/37	175,000	218,145
6.20%, due 8/15/36	50,000	62,927

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2014 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Transportation (continued)
Canadian Pacific Railway Co. 7.25%, due 5/15/19	$125,000	$151,349
CSX Corp. 5.60%, due 5/1/17	100,000	110,384
CSX Transportation, Inc. 7.875%, due 5/15/43	100,000	147,703
FedEx Corp. 8.00%, due 1/15/19	50,000	61,357
Norfolk Southern Corp.
2.903%, due 2/15/23	106,000	103,497
4.837%, due 10/1/41	128,000	139,313
Union Pacific Corp. 4.163%, due 7/15/22	150,000	163,969

		1,515,916

Water 0.1%
American Water Capital Corp. 4.30%, due 12/1/42	200,000	203,886

Total Corporate Bonds (Cost $77,539,492)		84,351,791

Foreign Government Bonds 2.4%
Foreign Governments 2.4%
Colombia Government International Bond 4.00%, due 2/26/24	500,000	513,000
♦Federal Republic of Brazil
4.875%, due 1/22/21	750,000	808,125
6.00%, due 1/17/17	1,350,000	1,478,250
Panama Government International Bond 5.20%, due 1/30/20	375,000	414,375
Philippine Government International Bond 4.20%, due 1/21/24	625,000	674,219
Poland Government International Bond
3.00%, due 3/17/23	150,000	148,613
5.125%, due 4/21/21	200,000	225,750
Province of Manitoba 1.30%, due 4/3/17	100,000	100,921
Province of Ontario
4.00%, due 10/7/19	225,000	246,203
4.95%, due 11/28/16	350,000	379,752
Republic of Italy 6.875%, due 9/27/23	375,000	475,657
Republic of Peru 7.35%, due 7/21/25	275,000	363,687
Svensk Exportkredit AB 5.125%, due 3/1/17	200,000	219,392
Turkey Government International Bond 4.875%, due 4/16/43	425,000	411,136

	Principal Amount	Value

Foreign Governments (continued)
United Mexican States
5.125%, due 1/15/20	$1,000,000	$1,117,500
5.625%, due 1/15/17	400,000	438,000

Total Foreign Government Bonds (Cost $7,649,320)		8,014,580

Mortgage-Backed Securities 3.1%
Agency Collateral (Collateralized Mortgage Obligations) 0.5%
FHLMC Multifamily Structured Pass- Through Certificates
Series K031, Class A2 3.30%, due 4/25/23 (a)	800,000	836,038
Series K039, Class A2 3.303%, due 7/25/24	800,000	829,339

		1,665,377

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 2.6%
Banc of America Commercial Mortgage, Inc. Series 2005-4, Class A3 4.891%, due 7/10/45	488,791	488,424
CD Commercial Mortgage Trust Series 2007-CD4, Class A4 5.322%, due 12/11/49	1,000,000	1,068,883
Citigroup Commercial Mortgage Trust Series 2014-GC21, Class A5 3.855%, due 5/10/47	500,000	524,861
Commercial Mortgage Pass- Through Certificates Series 2014-CR17, Class A5 3.977%, due 5/10/47	700,000	741,144
GS Mortgage Securities Trust Series 2006-GG6, Class AM 5.622%, due 4/10/38 (a)	1,200,000	1,254,770
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-CB18, Class A4 5.44%, due 6/12/47	1,202,216	1,292,130
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C12, Class A4 4.259%, due 10/15/46	1,200,000	1,301,268
Morgan Stanley Capital I, Inc.
Series 2006-HQ8, Class AM 5.642%, due 3/12/44 (e)	1,200,000	1,259,789
Series 2006-IQ11, Class A4 5.83%, due 10/15/42 (e)	750,245	778,117

		8,709,386

Total Mortgage-Backed Securities (Cost $9,479,681)		10,374,763

18	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds 1.1%
Arizona 0.3%
Salt River Project Agricultural Improvement and Power District Electric System Revenue 4.839%, due 1/1/41	$1,000,000	$1,141,160

Connecticut 0.2%
State of Connecticut, Transportation & Infrastructure Revenue 5.459%, due 11/1/30	500,000	558,355

Kansas 0.3%
Kansas State Department of Transportation, Highway Revenue 4.596%, due 9/1/35	1,000,000	1,102,960

Texas 0.3%
Texas Transportation Commission 5.178%, due 4/1/30	900,000	1,067,625

Total Municipal Bonds (Cost $3,611,154)		3,870,100

U.S. Government & Federal Agencies 66.6%
♦Federal Home Loan Mortgage Corporation 2.8%
0.875%, due 3/7/18	1,000,000	988,034
1.125%, due 5/25/18	500,000	496,289
2.375%, due 1/13/22	1,500,000	1,509,524
3.75%, due 3/27/19	1,100,000	1,198,722
4.50%, due 1/15/15	1,500,000	1,513,132
4.75%, due 1/19/16	1,500,000	1,580,574
5.125%, due 10/18/16	1,930,000	2,099,004

		9,385,279

♦Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 7.7%
2.255%, due 4/1/39 (a)	129,139	133,078
2.406%, due 12/1/41 (a)	354,987	367,481
2.50%, due 6/1/28	1,277,736	1,301,043
3.00%, due 2/1/27 TBA (f)	1,300,000	1,346,109
3.00%, due 7/1/43	288,102	288,844
3.00%, due 8/1/43	3,122,985	3,131,029
3.50%, due 4/1/26	403,641	427,148
3.50%, due 5/1/26	166,205	175,878
3.50%, due 4/1/32	690,957	724,766
3.50%, due 4/1/41	218,183	225,625
3.50%, due 3/1/42	373,348	386,329
3.50%, due 4/1/42	550,221	569,240
3.50%, due 7/1/42 TBA (f)	2,900,000	2,985,528
4.00%, due 8/1/18	143,767	152,519
4.00%, due 6/1/24	181,821	193,930
4.00%, due 2/1/31	252,655	268,633

	Principal Amount	Value

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
4.00%, due 7/1/39	$629,722	$668,797
4.00%, due 12/1/40	1,389,695	1,475,928
4.00%, due 2/1/41	282,839	300,390
4.00%, due 12/1/41 TBA (f)	1,700,000	1,798,613
4.00%, due 5/1/42	305,334	324,280
4.50%, due 5/1/25	194,060	208,382
4.50%, due 7/1/30	186,662	203,311
4.50%, due 6/1/34	119,022	129,351
4.50%, due 6/1/35	103,186	112,294
4.50%, due 8/1/35	140,150	152,483
4.50%, due 7/1/39	13,491	14,618
4.50%, due 8/1/39	240,578	260,625
4.50%, due 1/1/40	639,894	693,661
4.50%, due 8/1/40	1,510,423	1,637,655
4.50%, due 2/1/41	11,247	12,190
4.50%, due 1/1/44	194,443	210,920
5.00%, due 1/1/25	130,970	141,481
5.00%, due 8/1/30	197,621	219,784
5.00%, due 8/1/35	984,257	1,090,890
5.00%, due 6/1/37	211,451	233,624
5.00%, due 2/1/41	389,205	431,694
5.50%, due 2/1/18	47,342	50,079
5.50%, due 3/1/23	28,730	31,576
5.50%, due 6/1/23	76,904	83,689
5.50%, due 11/1/27	100,894	112,592
5.50%, due 9/1/35	129,219	145,123
5.50%, due 4/1/37	509,866	569,286
5.50%, due 4/1/38	116,270	129,466
5.50%, due 8/1/38	117,365	131,005
6.00%, due 8/1/17	40,063	41,606
6.00%, due 6/1/21	24,738	27,073
6.00%, due 9/1/21	40,343	43,938
6.00%, due 11/1/22	38,454	42,737
6.00%, due 2/1/37	218,646	247,336
6.00%, due 12/1/39	174,028	196,386
6.00%, due 5/1/40	420,313	478,587
6.116%, due 10/1/36 (a)	84,342	90,010
6.50%, due 4/1/17	1,620	1,690
6.50%, due 5/1/17	9,285	9,677
6.50%, due 11/1/25	11,441	12,966
6.50%, due 5/1/26	919	1,042
6.50%, due 3/1/27	4,980	5,643
6.50%, due 5/1/31	5,290	5,995
6.50%, due 8/1/31	2,996	3,396
6.50%, due 1/1/32	31,791	37,611
6.50%, due 3/1/32	18,219	20,648
6.50%, due 4/1/32	11,954	13,548
6.50%, due 7/1/32	24,039	27,444
6.50%, due 1/1/34	37,042	41,980
6.50%, due 1/1/37	83,821	94,995

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2014 (continued)

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
6.50%, due 9/1/37	$36,995	$41,927
7.00%, due 4/1/26	3,332	3,898
7.00%, due 7/1/26	378	427
7.00%, due 12/1/27	4,223	4,764
7.00%, due 1/1/30	2,434	2,670
7.00%, due 3/1/31	23,148	26,231
7.00%, due 10/1/31	6,886	8,066
7.00%, due 3/1/32	26,526	30,964
7.00%, due 9/1/33	121,235	132,556
7.00%, due 11/1/36	30,555	35,580
7.00%, due 12/1/37	100,852	114,942
7.50%, due 1/1/16	349	356
7.50%, due 1/1/26	870	1,041
7.50%, due 2/1/32	16,277	19,008
8.00%, due 7/1/26	233	263

		26,117,968

♦Federal National Mortgage Association 1.5%
0.875%, due 10/26/17	1,000,000	995,510
0.875%, due 5/21/18	1,000,000	984,457
1.00%, due 12/28/17	650,000	646,869
1.00%, due 2/15/18	1,000,000	992,797
5.375%, due 6/12/17	600,000	668,707
6.21%, due 8/6/38	475,000	684,859

		4,973,199

♦Federal National Mortgage Association (Mortgage Pass-Through Securities) 13.6%
2.209%, due 12/1/41 (a)	665,585	687,171
2.50%, due 2/1/28	800,868	816,214
2.50%, due 5/1/28	1,443,948	1,471,623
2.50%, due 9/1/28	1,177,313	1,199,880
2.50%, due 5/1/43	285,121	275,504
3.00%, due 9/1/27 TBA (f)	2,400,000	2,489,063
3.00%, due 9/1/42 TBA (f)	300,000	299,168
3.00%, due 7/1/43	2,855,267	2,860,850
3.00%, due 8/1/43	2,004,047	2,007,810
3.00%, due 9/1/43	1,334,077	1,336,582
3.50%, due 11/1/25	948,467	1,003,751
3.50%, due 11/1/27	294,177	312,158
3.50%, due 7/1/29	199,126	210,902
3.50%, due 5/1/31	371,296	390,122
3.50%, due 12/1/40	583,723	604,830
3.50%, due 1/1/41	329,335	341,243
3.50%, due 2/1/41	344,448	357,050
3.50%, due 12/1/41	844,052	874,932
3.50%, due 3/1/42	653,000	676,845
3.50%, due 6/1/42 TBA (f)	800,000	824,906
3.50%, due 10/1/43	3,515,211	3,639,410
4.00%, due 3/1/22	136,585	146,260

	Principal Amount	Value

Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.00%, due 3/1/25	$553,914	$591,950
4.00%, due 6/1/30	103,089	111,543
4.00%, due 1/1/31	212,309	227,780
4.00%, due 6/1/39	670,968	713,202
4.00%, due 12/1/39	639,805	680,078
4.00%, due 7/1/40	416,448	442,661
4.00%, due 9/1/40	2,381,888	2,534,798
4.00%, due 3/1/41	843,674	897,008
4.00%, due 3/1/42 TBA (f)	3,300,000	3,494,326
4.50%, due 5/1/19	6,422	6,779
4.50%, due 11/1/22	7,212	7,653
4.50%, due 2/1/23	27,957	29,817
4.50%, due 3/1/23	25,169	27,102
4.50%, due 6/1/23	242,204	261,149
4.50%, due 4/1/24	186,832	196,866
4.50%, due 3/1/30	232,115	254,259
4.50%, due 3/1/40	1,552,145	1,700,509
4.50%, due 4/1/41	275,126	295,239
4.50%, due 5/1/41	739,350	803,506
4.50%, due 9/1/41	299,541	324,669
4.50%, due 1/1/44	1,401,126	1,520,803
5.00%, due 3/1/21	5,832	6,209
5.00%, due 4/1/23	59,800	64,629
5.00%, due 7/1/23	57,683	62,296
5.00%, due 8/1/23	48,152	50,848
5.00%, due 1/1/24	89,852	97,033
5.00%, due 11/1/29	173,911	193,022
5.00%, due 7/1/30	127,504	141,679
5.00%, due 7/1/35	248,979	276,267
5.00%, due 8/1/35	244,097	270,669
5.00%, due 11/1/35	163,200	181,064
5.00%, due 7/1/36	234,766	260,598
5.00%, due 7/1/37	719,940	799,143
5.00%, due 8/1/38	310,291	344,191
5.00%, due 1/1/39	194,811	215,674
5.00%, due 7/1/39	314,319	347,980
5.00%, due 9/1/40	147,660	163,657
5.50%, due 8/1/17	5,544	5,856
5.50%, due 7/1/22	128,788	140,626
5.50%, due 11/1/23	33,031	36,065
5.50%, due 4/1/30	173,970	195,683
5.50%, due 12/1/34	277,415	311,538
5.50%, due 5/1/35	102,714	114,684
5.50%, due 6/1/35	45,971	51,621
5.50%, due 8/1/35	44,312	49,759
5.50%, due 11/1/36	64,188	71,614
5.50%, due 8/1/37	567,934	638,738
5.50%, due 3/1/38	603,346	673,349
5.50%, due 2/1/39	89,626	100,510
5.50%, due 7/1/40	167,483	188,128

20	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
6.00%, due 6/1/16	$3,260	$3,341
6.00%, due 7/1/16	2,462	2,530
6.00%, due 9/1/16	2,018	2,078
6.00%, due 9/1/17	2,136	2,159
6.00%, due 7/1/36	74,949	85,067
6.00%, due 12/1/36	39,865	45,175
6.00%, due 4/1/37	119,704	135,971
6.00%, due 7/1/37	293,004	331,202
6.00%, due 8/1/37	65,630	74,204
6.00%, due 12/1/37	132,552	149,932
6.00%, due 2/1/38	236,883	267,961
6.50%, due 6/1/15	17	17
6.50%, due 8/1/32	57,084	65,773
6.50%, due 8/1/35	46,195	52,930
6.50%, due 9/1/35	2,312	2,624
6.50%, due 7/1/36	122,379	139,336
6.50%, due 8/1/36	22,408	25,430
6.50%, due 9/1/36	34,098	38,699
6.50%, due 10/1/36	29,253	33,200
6.50%, due 11/1/36	37,322	42,358
6.50%, due 8/1/37	3,515	3,989
6.50%, due 10/1/37	1,977	2,272
6.50%, due 11/1/37	21,081	23,926
6.50%, due 12/1/37	36,831	41,801
6.50%, due 2/1/38	129,969	149,994
7.00%, due 10/1/37	2,288	2,606
7.00%, due 11/1/37	138,923	158,395
7.50%, due 7/1/30	4,581	4,804
7.50%, due 7/1/31	34,225	39,755
8.00%, due 1/1/25	137	140
8.00%, due 6/1/25	127	146
8.00%, due 9/1/25	715	814
8.00%, due 9/1/26	3,771	4,605
8.00%, due 10/1/26	365	369
8.00%, due 11/1/26	623	713
8.00%, due 4/1/27	1,209	1,407
8.00%, due 6/1/27	813	816
8.00%, due 12/1/27	3,626	3,640
8.00%, due 1/1/28	23,376	26,825

		45,968,105

♦Government National Mortgage Association (Mortgage Pass-Through Securities) 8.0%
3.00%, due 11/1/42 TBA (f)	300,000	305,625
3.00%, due 1/20/43	471,698	481,485
3.00%, due 8/15/43	382,496	390,338
3.00%, due 8/20/43	3,006,006	3,066,745
3.00%, due 9/15/43	362,710	370,147
3.50%, due 11/1/42 TBA (f)	1,850,000	1,935,454

	Principal Amount	Value

Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
3.50%, due 4/15/43	$817,273	$854,820
3.50%, due 8/20/43	2,222,143	2,327,663
3.50%, due 11/20/43	1,770,199	1,854,211
4.00%, due 9/15/25	322,901	344,009
4.00%, due 9/15/40	352,165	377,050
4.00%, due 12/15/41	642,016	687,307
4.00%, due 1/20/42	2,132,383	2,283,542
4.00%, due 10/1/42 TBA (f)	2,200,000	2,352,238
4.50%, due 11/15/24	207,725	220,185
4.50%, due 4/15/39	679,595	741,920
4.50%, due 5/20/39	627,998	686,984
4.50%, due 10/20/39	217,315	237,864
4.50%, due 6/20/40	234,157	256,574
4.50%, due 9/15/40	810,838	894,657
4.50%, due 10/20/40	231,530	253,864
4.50%, due 7/20/41	377,581	413,356
4.50%, due 9/20/41	246,520	269,739
4.50%, due 9/20/43	292,709	319,757
4.50%, due 3/20/44	291,420	318,398
5.00%, due 4/20/33	69,696	77,770
5.00%, due 8/15/33	44,145	49,168
5.00%, due 2/15/36	157,687	174,078
5.00%, due 6/20/36	5,496	6,077
5.00%, due 8/15/39	488,076	543,100
5.00%, due 9/15/39	294,374	326,208
5.00%, due 9/20/40	1,074,606	1,197,758
5.50%, due 3/15/33	438,287	493,580
5.50%, due 7/20/34	68,499	77,835
5.50%, due 12/20/35	134,297	152,587
5.50%, due 1/20/39	243,250	276,103
6.00%, due 3/20/29	19,970	22,612
6.00%, due 1/15/32	33,396	37,741
6.00%, due 12/15/32	11,696	13,565
6.00%, due 3/20/33	101,159	116,418
6.00%, due 2/15/34	119,306	137,920
6.00%, due 1/20/35	54,056	62,260
6.00%, due 6/15/35	33,755	38,087
6.00%, due 9/15/35	135,150	156,476
6.50%, due 3/20/31	13,540	15,961
6.50%, due 1/15/32	16,633	19,443
6.50%, due 6/15/35	1,137	1,311
6.50%, due 1/15/36	93,601	107,110
6.50%, due 9/15/36	44,075	50,971
6.50%, due 9/15/37	66,901	77,715
6.50%, due 10/15/37	33,387	37,990
6.50%, due 11/15/38	293,458	343,336
7.00%, due 2/15/26	519	521
7.00%, due 6/15/29	517	529
7.00%, due 12/15/29	2,647	3,149
7.00%, due 5/15/31	2,133	2,398

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments October 31, 2014 (continued)

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
7.00%, due 8/15/31	$5,425	$5,685
7.00%, due 8/20/31	21,403	25,647
7.00%, due 8/15/32	29,224	34,661
7.50%, due 10/15/26	591	594
7.50%, due 11/15/26	1,133	1,184
7.50%, due 1/15/30	13,854	14,845
7.50%, due 10/15/30	6,652	7,615
7.50%, due 3/15/32	16,925	20,588
8.00%, due 6/15/26	121	139
8.00%, due 10/15/26	216	245
8.00%, due 11/15/26	1,204	1,209
8.00%, due 5/15/27	104	107
8.00%, due 7/15/27	589	672
8.00%, due 9/15/27	327	375
8.00%, due 11/15/30	18,477	22,043
8.50%, due 7/15/26	937	1,096
8.50%, due 11/15/26	5,368	5,501

		27,005,915

♦United States Treasury Bonds 2.5%
3.125%, due 2/15/43	900,000	910,617
3.375%, due 5/15/44	2,375,000	2,519,540
3.625%, due 2/15/44	1,310,000	1,453,793
3.75%, due 11/15/43	2,000,000	2,269,062
4.75%, due 2/15/41	1,055,000	1,400,513

		8,553,525

♦United States Treasury Notes 30.5%
0.375%, due 5/31/16	4,100,000	4,102,882
0.50%, due 6/15/16	3,200,000	3,208,250
0.50%, due 7/31/16	3,900,000	3,907,921
0.50%, due 9/30/16	1,500,000	1,500,704
0.625%, due 7/15/16	5,700,000	5,722,709
0.625%, due 11/15/16	4,095,000	4,101,720
0.75%, due 1/15/17	450,000	451,406
0.75%, due 6/30/17	6,750,000	6,737,870
0.75%, due 12/31/17	11,475,000	11,367,422
0.875%, due 9/15/16	1,000,000	1,007,266
0.875%, due 7/15/17	3,000,000	3,004,452
0.875%, due 8/15/17	1,100,000	1,100,257
0.875%, due 10/15/17	2,000,000	1,997,188
1.00%, due 9/15/17	300,000	300,914
1.125%, due 12/31/19	1,000,000	971,953
1.625%, due 6/30/19	9,800,000	9,831,389
1.625%, due 7/31/19	1,450,000	1,453,512
1.75%, due 9/30/19	700,000	704,649
1.75%, due 10/31/20	1,300,000	1,288,929
1.875%, due 9/30/17	3,000,000	3,080,157
1.875%, due 6/30/20	4,000,000	4,015,000

	Principal Amount	Value

United States Treasury Notes (continued)
2.125%, due 1/31/21	$750,000	$757,676
2.125%, due 6/30/21	9,050,000	9,110,101
2.125%, due 9/30/21	2,750,000	2,765,469
2.25%, due 7/31/21	2,600,000	2,637,983
2.375%, due 8/15/24	2,800,000	2,810,937
2.50%, due 5/15/24	7,300,000	7,417,486
2.625%, due 11/15/20	1,236,000	1,286,889
3.375%, due 11/15/19	5,855,000	6,343,529

		102,986,620

Total U.S. Government & Federal Agencies (Cost $220,685,656)		224,990,611

Yankee Bonds 0.6% (g)
Banks 0.0%‡
Westpac Banking Corp. 4.625%, due 6/1/18	50,000	54,038

Mining 0.0%‡
Glencore Canada Corp. 5.50%, due 6/15/17	50,000	54,265

Multi-National 0.2%
Inter-American Development Bank 6.80%, due 10/15/25	604,000	818,373

Oil & Gas 0.2%
Encana Corp. 6.50%, due 8/15/34	85,000	104,676
Statoil ASA 7.75%, due 6/15/23	125,000	168,516
Suncor Energy, Inc.
6.10%, due 6/1/18	100,000	114,704
6.50%, due 6/15/38	100,000	130,634
Talisman Energy, Inc. 6.25%, due 2/1/38	55,000	57,695

		576,225

Pipelines 0.1%
TransCanada PipeLines, Ltd. 5.85%, due 3/15/36	150,000	176,217

Regional (State & Province) 0.1%
Province of Quebec Series NJ 7.50%, due 7/15/23	302,000	406,108

22	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Yankee Bonds (continued)
Water 0.0%‡
United Utilities PLC 5.375%, due 2/1/19	$100,000	$109,765

Total Yankee Bonds (Cost $1,751,598)		2,194,991

Total Long-Term Bonds (Cost $322,862,154)		335,843,283

Short-Term Investments 5.2%
Other Commercial Paper 0.7%
Oglethorpe Power Corp. 0.132%, due 11/13/14 (b)(h)	2,500,000	2,499,892

Total Other Commercial Paper (Cost $2,499,892)		2,499,892

Repurchase Agreement 4.5%
TD Securities LLC 0.09%, dated 10/31/14 due 11/3/14 Proceeds at Maturity $15,093,113 (Collateralized by United States Treasury Notes with rates between 0.25% and 4.25% and maturity dates between 11/15/14 and 8/15/17 with a Principal Amount of $15,351,900 and a Market Value of $15,394,959)	15,093,000	15,093,000

Total Repurchase Agreement (Cost $15,093,000)		15,093,000

Total Short-Term Investments (Cost $17,592,892)		17,592,892

Total Investments (Cost $340,455,046) (i)	104.6%	353,436,175
Other Assets, Less Liabilities	(4.6)	(15,639,618)
Net Assets	100.0%	$337,796,557
‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of October 31, 2014.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Subprime mortgage investment or other asset-backed security. As of October 31, 2014, the total market value of these securities was $568,626, which represented 0.2% of the Fund’s net assets.

(d)	Step coupon—Rate shown was the rate in effect as of October 31, 2014.

(e)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of October 31, 2014.

(f)	TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of October 31, 2014, the total market value of these securities was $17,831,030, which represented 5.3% of the Fund’s net assets. All or a portion of these securities are a part of a mortgage dollar roll agreement.

(g)	Yankee Bond—Dollar-denominated bond issued in the United States by a foreign bank or corporation.

(h)	Interest rate shown represents yield to maturity.

(i)	As of October 31, 2014, cost was $340,510,317 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$13,799,664
Gross unrealized depreciation	(873,806)

Net unrealized appreciation	$12,925,858

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments October 31, 2014 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2014, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$2,046,447	$—	$2,046,447
Corporate Bonds	—	84,351,791	—	84,351,791
Foreign Government Bonds	—	8,014,580	—	8,014,580
Mortgage-Backed Securities	—	10,374,763	—	10,374,763
Municipal Bonds	—	3,870,100	—	3,870,100
U.S. Government & Federal Agencies	—	224,990,611	—	224,990,611
Yankee Bonds	—	2,194,991	—	2,194,991

Total Long-Term Bonds	—	335,843,283	—	335,843,283

Short-Term Investments
Other Commercial Paper	—	2,499,892	—	2,499,892
Repurchase Agreement	—	15,093,000	—	15,093,000

Total Short-Term Investments	—	17,592,892	—	17,592,892

Total Investments in Securities	$—	$353,436,175	$—	$353,436,175

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2014, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2014, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

24	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2014

Assets
Investment in securities, at value (identified cost $340,455,046)	$353,436,175
Cash	1,988
Receivables:
Investment securities sold	16,900,680
Interest	2,117,241
Fund shares sold	111,883
Other assets	16,603

Total assets	372,584,570

Liabilities
Payables:
Investment securities purchased	34,440,495
Fund shares redeemed	97,257
Transfer agent (See Note 3)	89,038
Manager (See Note 3)	59,871
Shareholder communication	15,573
Custodian	14,922
NYLIFE Distributors (See Note 3)	10,124
Professional fees	7,373
Trustees	682
Accrued expenses	4,953
Dividend payable	47,725

Total liabilities	34,788,013

Net assets	$337,796,557

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$30,360
Additional paid-in capital	322,963,670

322,994,030
Undistributed net investment income	884,538
Accumulated net realized gain (loss) on investments	936,860
Net unrealized appreciation (depreciation) on investments	12,981,129

Net assets	$337,796,557

Class A
Net assets applicable to outstanding shares	$42,368,328

Shares of beneficial interest outstanding	3,811,484

Net asset value per share outstanding	$11.12
Maximum sales charge (3.00% of offering price)	0.34

Maximum offering price per share outstanding	$11.46

Investor Class
Net assets applicable to outstanding shares	$4,811,106

Shares of beneficial interest outstanding	430,740

Net asset value per share outstanding	$11.17
Maximum sales charge (3.00% of offering price)	0.35

Maximum offering price per share outstanding	$11.52

Class I
Net assets applicable to outstanding shares	$290,617,123

Shares of beneficial interest outstanding	26,118,267

Net asset value and offering price per share outstanding	$11.13

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statement of Operations for the year ended October 31, 2014

Investment Income (Loss)
Income
Interest	$9,840,327
Dividends	72,158

Total income	9,912,485

Expenses
Manager (See Note 3)	873,285
Transfer agent (See Note 3)	570,771
Distribution/Service—Class A (See Note 3)	118,346
Distribution/Service—Investor Class (See Note 3)	12,532
Custodian	121,247
Professional fees	64,026
Registration	46,209
Shareholder communication	17,304
Trustees	6,051
Miscellaneous	14,434

Total expenses before waiver/reimbursement	1,844,205
Expense waiver/reimbursement from Manager (See Note 3)	(231,025)

Net expenses	1,613,180

Net investment income (loss)	8,299,305

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	2,622,347
Net change in unrealized appreciation (depreciation) on investments	1,419,097

Net realized and unrealized gain (loss) on investments	4,041,444

Net increase (decrease) in net assets resulting from operations	$12,340,749

26	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2014 and October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$8,299,305	$8,286,787
Net realized gain (loss) on investments	2,622,347	(492,914)
Net change in unrealized appreciation (depreciation) on investments	1,419,097	(14,960,306)

Net increase (decrease) in net assets resulting from operations	12,340,749	(7,166,433)

Dividends and distributions to shareholders:
From net investment income:
Class A	(1,028,759)	(1,086,284)
Investor Class	(99,357)	(94,903)
Class I	(7,424,321)	(7,296,964)

	(8,552,437)	(8,478,151)

From net realized gain on investments:
Class A	—	(1,510,935)
Investor Class	—	(135,295)
Class I	—	(7,232,446)

	—	(8,878,676)

Total dividends and distributions to shareholders	(8,552,437)	(17,356,827)

Capital share transactions:
Net proceeds from sale of shares	113,948,806	118,790,528
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	7,985,880	16,387,858
Cost of shares redeemed	(187,035,134)	(166,151,298)

Increase (decrease) in net assets derived from capital share transactions	(65,100,448)	(30,972,912)

Net increase (decrease) in net assets	(61,312,136)	(55,496,172)

Net Assets
Beginning of year	399,108,693	454,604,865

End of year	$337,796,557	$399,108,693

Undistributed net investment income at end of year	$884,538	$681,880

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2014	2013	2012	2011	2010
Net asset value at beginning of year	$10.98	$11.60	$11.66	$11.76	$11.33

Net investment income (loss)	0.23	0.18	0.22	0.29	0.34
Net realized and unrealized gain (loss) on investments	0.15	(0.39)	0.28	0.16	0.45

Total from investment operations	0.38	(0.21)	0.50	0.45	0.79

Less dividends and distributions:
From net investment income	(0.24)	(0.18)	(0.22)	(0.30)	(0.34)
From net realized gain on investments	—	(0.23)	(0.34)	(0.25)	(0.02)

Total dividends and distributions	(0.24)	(0.41)	(0.56)	(0.55)	(0.36)

Net asset value at end of year	$11.12	$10.98	$11.60	$11.66	$11.76

Total investment return (a)	3.51%	(1.82%)	4.46%	4.05%	7.04%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.10%	1.58%	1.86%	2.53%	2.94%
Net expenses	0.74%	0.79%	0.82%	0.78%	0.80%
Portfolio turnover rate (b)	131%	154%	174%	106%	115%
Net assets at end of year (in 000’s)	$42,368	$52,658	$77,156	$82,180	$87,750

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	The portfolio turnover rates not including mortgage dollar rolls are 56%, 63%, 142%, 95% and 105% for the years ended October 31, 2014, 2013, 2012, 2011 and 2010, respectively.

	Year ended October 31,
Investor Class	2014	2013	2012	2011	2010
Net asset value at beginning of year	$11.03	$11.65	$11.71	$11.81	$11.38

Net investment income (loss)	0.21	0.17	0.21	0.28	0.32
Net realized and unrealized gain (loss) on investments	0.15	(0.39)	0.28	0.15	0.45

Total from investment operations	0.36	(0.22)	0.49	0.43	0.77

Less dividends and distributions:
From net investment income	(0.22)	(0.17)	(0.21)	(0.28)	(0.32)
From net realized gain on investments	—	(0.23)	(0.34)	(0.25)	(0.02)

Total dividends and distributions	(0.22)	(0.40)	(0.55)	(0.53)	(0.34)

Net asset value at end of year	$11.17	$11.03	$11.65	$11.71	$11.81

Total investment return (a)	3.30%	(1.95%)	4.33%	3.88%	6.88%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.92%	1.46%	1.76%	2.39%	2.81%
Net expenses	0.92%	0.92%	0.92%	0.92%	0.92%
Expenses (before waiver/reimbursement)	0.97%	1.00%	1.04%	1.10%	1.15%
Portfolio turnover rate (b)	131%	154%	174%	106%	115%
Net assets at end of year (in 000’s)	$4,811	$5,563	$6,852	$6,326	$5,985

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	The portfolio turnover rates not including mortgage dollar rolls are 56%, 63%, 142%, 95% and 105% for the years ended October 31, 2014, 2013, 2012, 2011 and 2010, respectively.

28	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2014	2013	2012	2011	2010
Net asset value at beginning of year	$10.99	$11.61	$11.67	$11.77	$11.34

Net investment income (loss)	0.27	0.23	0.26	0.33	0.38
Net realized and unrealized gain (loss) on investments	0.15	(0.39)	0.28	0.16	0.45

Total from investment operations	0.42	(0.16)	0.54	0.49	0.83

Less dividends and distributions:
From net investment income	(0.28)	(0.23)	(0.26)	(0.34)	(0.38)
From net realized gain on investments	—	(0.23)	(0.34)	(0.25)	(0.02)

Total dividends and distributions	(0.28)	(0.46)	(0.60)	(0.59)	(0.40)

Net asset value at end of year	$11.13	$10.99	$11.61	$11.67	$11.77

Total investment return (a)	3.85%	(1.47%)	4.86%	4.41%	7.43%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.43%	1.96%	2.25%	2.88%	3.31%
Net expenses	0.41%	0.43%	0.43%	0.43%	0.43%
Expenses (before waiver/reimbursement)	0.49%	0.54%	0.57%	0.53%	0.55%
Portfolio turnover rate (b)	131%	154%	174%	106%	115%
Net assets at end of year (in 000’s)	$290,617	$340,887	$370,596	$377,749	$523,050

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(b)	The portfolio turnover rates not including mortgage dollar rolls are 56%, 63%, 142%, 95% and 105% for the years ended October 31, 2014, 2013, 2012, 2011 and 2010, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Indexed Bond Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. The Fund is the successor of the MainStay Indexed Bond Fund, a series of Eclipse Funds Inc. (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on February 26, 2010. All information regarding and references to periods prior to February 26, 2010 relate to the Predecessor Fund.

The Fund currently offers three classes of shares. Class I shares commenced operations on January 2, 1991. Class A shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The three classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class A and Investor Class shares are subject to a distribution and/or service fee. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Fund’s primary benchmark index.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-

Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the full Board for its review and ratification, if appropriate, at its next regularly scheduled meeting immediately after such action.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

30	MainStay Indexed Bond Fund

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The aggregate value by input level, as of October 31, 2014, for the Fund’s assets or liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent valuation uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. For the year ended October 31, 2014, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2014, the Fund did not hold any securities that were fair valued in such a manner.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and

31

Notes to Financial Statements (continued)

losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method and includes realized gain and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liqui-

date the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Dollar Rolls.  The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS is “to be announced,” therefore, the Fund accounts for these transactions as purchases and sales. The securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute securities lending at any time without notice when deemed appropriate. The Fund did not have any portfolio securities on loan as of October 31, 2014.

(J)  Concentration of Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks

32	MainStay Indexed Bond Fund

inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(K)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. New York Life Investments is responsible for the day-to-day portfolio management of the Fund.

On May 1, 2014, the portfolio managers from New York Life Investments who managed the Fund, transitioned from an unincorporated division within New York Life Investments to a newly-organized direct, wholly-owned subsidiary of New York Life named NYL Investors LLC (“NYL Investors” or “Subadvisor”). The Board approved the appointment of NYL Investors as subadvisor to the Funds at meetings held on April 1–3, 2014. The Board also approved a new Subadvisory Agreement between New York Life Investments and NYL Investors.

Effective February 28, 2014, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.25% up to $1 billion and 0.20% in excess of $1 billion. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.25% for the year ended October 31, 2014.

Effective February 28, 2014, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses do not exceed the following percentages of average daily net assets: Class A, 0.82%; Investor Class, 0.92%; and Class I, 0.40%. This agreement will remain in effect until February 28, 2015, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fees and expenses.

Prior to February 28, 2014, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses did not exceed the following percentages of average daily net assets: Class A, 0.82%; Investor Class, 0.92%; and Class I, 0.43%.

For the year ended October 31, 2014, New York Life Investments earned fees from the Fund in the amount of $873,285 and waived its fees and/or reimbursed expenses in the amount of $231,025.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A and Investor Class shares were $4,219 and $866, respectively, for the year ended October 31, 2014. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A shares of $89, for the year ended October 31, 2014.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses

33

Notes to Financial Statements (continued)

incurred by the Fund for the year ended October 31, 2014, were as follows:

Class A	$76,054
Investor Class	19,835
Class I	474,882

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2014, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class I	$1,047,141	0.4%

Note 4–Federal Income Tax

As of October 31, 2014, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$933,839	$990,555	$(47,725)	$12,925,858	$14,802,527

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and premium amortization accruals.

The other temporary differences are primarily due to dividends payable.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2014 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$455,790	$(455,790)	$—

The reclassifications for the Fund are primarily due to mortgage dollar roll adjustments.

The Fund utilized $1,182,078 of capital loss carryforwards during the year ended October 31, 2014.

The tax character of distributions paid during the years ended October 31, 2014 and October 31, 2013 shown in the Statements of Changes in Net Assets was as follows:

	2014	2013
Distributions paid from:
Ordinary Income	$8,552,437	$11,343,028
Long-Term Capital Gain	—	6,013,799
Total	$8,552,437	$17,356,827

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 5, 2014, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum amount of $700,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 4, 2015, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 5, 2014, the aggregate commitment amount was $300,000,000 with an optional maximum amount of $400,000,000. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the year ended October 31, 2014.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2014, purchases and sales of U.S. government securities were $442,518 and $490,299, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $17,332 and $36,887, respectively.

34	MainStay Indexed Bond Fund

Note 8–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2014:
Shares sold	837,622	$9,190,457
Shares issued to shareholders in reinvestment of dividends and distributions	89,914	990,023
Shares redeemed	(1,916,454)	(21,067,493)

Net increase (decrease) in shares outstanding before conversion	(988,918)	(10,887,013)
Shares converted into Class A (See Note 1)	19,594	214,496
Shares converted from Class A (See Note 1)	(15,980)	(175,837)

Net increase (decrease)	(985,304)	$(10,848,354)

Year ended October 31, 2013:
Shares sold	1,545,805	$17,284,438
Shares issued to shareholders in reinvestment of dividends and distributions	214,267	2,410,936
Shares redeemed	(3,601,908)	(39,969,803)

Net increase (decrease) in shares outstanding before conversion	(1,841,836)	(20,274,429)
Shares converted into Class A (See Note 1)	11,943	132,802
Shares converted from Class A (See Note 1)	(26,840)	(297,843)

Net increase (decrease)	(1,856,733)	$(20,439,470)

Investor Class	Shares	Amount
Year ended October 31, 2014:
Shares sold	43,898	$485,501
Shares issued to shareholders in reinvestment of dividends and distributions	8,811	97,488
Shares redeemed	(122,795)	(1,354,506)

Net increase (decrease) in shares outstanding before conversion	(70,086)	(771,517)
Shares converted into Investor Class (See Note 1)	15,901	175,837
Shares converted from Investor Class (See Note 1)	(19,505)	(214,496)

Net increase (decrease)	(73,690)	$(810,176)

Year ended October 31, 2013:
Shares sold	99,036	$1,113,843
Shares issued to shareholders in reinvestment of dividends and distributions	20,090	227,209
Shares redeemed	(217,797)	(2,424,750)

Net increase (decrease) in shares outstanding before conversion	(98,671)	(1,083,698)
Shares converted into Investor Class (See Note 1)	26,707	297,843
Shares converted from Investor Class (See Note 1)	(11,889)	(132,802)

Net increase (decrease)	(83,853)	$(918,657)

Class I	Shares	Amount
Year ended October 31, 2014:
Shares sold	9,474,889	$104,272,848
Shares issued to shareholders in reinvestment of dividends and distributions	625,711	6,898,369
Shares redeemed	(15,005,258)	(164,613,135)

Net increase (decrease)	(4,904,658)	$(53,441,918)

Year ended October 31, 2013:
Shares sold	9,021,053	$100,392,247
Shares issued to shareholders in reinvestment of dividends and distributions	1,223,271	13,749,713
Shares redeemed	(11,149,547)	(123,756,745)

Net increase (decrease)	(905,223)	$(9,614,785)

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2014, events and transactions subsequent to October 31, 2014, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

35

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Indexed Bond Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Indexed Bond Fund of MainStay Funds Trust as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2014

36	MainStay Indexed Bond Fund

Federal Income Tax Information

(Unaudited)

In February 2015, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2014. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2014.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at www.mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

37

Board of Trustees and Officers (Unaudited)

The Board of Trustees oversees the actions of the MainStay Group of Funds (which is comprised of Funds that are series of the MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay DefinedTerm Municipal Opportunities Fund) (collectively the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s), and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal.

Under the Retirement Policy, a Board Member must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board Members. Information pertaining to the Board Members and officers is set forth below. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Board Members are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Board Members	John Y. Kim* 9/24/60	Indefinite; The MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008.***	Vice Chairman (since January 2014) and Chief Investment Officer (since 2011), New York Life Insurance Company; President, Investments Group—New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management Holdings LLC (since 2008); Chairman of the Board of Managers (since 2008) and Chief Executive Officer (2008 to 2013), New York Life Investment Management LLC; Member of the Board, MCF Capital Management LLC (since 2012), Private Advisors LLC (since 2010); MacKay Shields LLC and Madison Capital Funding LLC (since 2008); and Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012)	82

MainStay VP Funds Trust:
Trustee since 2008 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

38	MainStay Indexed Bond Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	82

MainStay VP Funds Trust:

Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; The MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82

MainStay VP Funds Trust:

Chairman since 2013 and Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011;

Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	82

MainStay VP Funds Trust:

Trustee since 2006 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; The MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82

MainStay VP Funds Trust:

Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

39

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40	Indefinite; The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (since 2008); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, University of California—San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011)	82

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 1994 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

	John A. Weisser 10/22/41	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	82

MainStay VP Funds Trust:

Trustee since 1997 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

40	MainStay Indexed Bond Fund

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since January 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Senior Managing Director (since 2012) and Chairman of the Board (since 2008), NYLIM Service Company LLC; Senior Managing Director (since 2005) and Co-President (since January 2014), New York Life Investment Management LLC; President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012))
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, The MainStay Funds and MainStay Funds Trust (since 2014)	Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Assistant Secretary, MainStay VP Funds Trust (2010 to 2014)**, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014); Associate, Dechert LLP (2006 to 2010)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**; Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Insurance Company, New York Life Investment Management LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

41

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund
MainStay Short Term Bond Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Alternative

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2014 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1630176 MS360-14	MSIN11-12/14 (NYLIM) NL228

MainStay Total Return Bond Fund

(Formerly known as MainStay Intermediate Term Bond Fund)

Message from the President and Annual Report

October 31, 2014

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Message from the President

U.S. stocks saw relatively strong results for the 12 months ended October 31, 2014, with several leading U.S. stock indices recording double-digit returns. Despite geopolitical unrest and global economic uncertainty, domestic stocks benefited from accommodative central bank policies, increased merger and acquisition activity and solid corporate earnings.

In the United States, growth stocks outpaced value stocks at all capitalization levels except the very smallest, according to Russell data. Among stocks that Russell deemed defensive, however, the trend reversed, with value tending to outperform growth.

On the whole, international stocks provided disappointing performance during the 12-month reporting period, with returns for leading international stock indices ranging from nearly flat to negative. Increasing investor uncertainty about Europe, China and Japan contributed to the weakness, as did continuing tensions between Russia and Ukraine.

In Europe, slowing growth in gross domestic product (GDP) fueled deflation concerns, and remarks by the European Central Bank were not able to restore market confidence. The slowing pace of growth in China affected many countries, especially export-oriented emerging markets. Japan’s economy struggled after a consumer tax hike in April 2014 led to questions about the viability of the nation’s economic reforms.

For the most part, bond markets provided positive returns, with strong results from convertible bonds and emerging-market bonds overall. The Federal Open Market Committee kept the federal funds target rate in a range near zero throughout the reporting period. This accommodative stance benefited high-yield bonds and leveraged loans as investors searched for yield. The demand for municipal bonds remained consistently strong throughout the reporting period and municipal bond returns were strengthened as supply declined year-over-year.

If there’s anything certain about the stock and bond markets, it’s that there will always be unpredictable elements. This poses a difficult—but not insurmountable—challenge for investors. At MainStay Funds, our portfolio managers seek to prepare for the unknown by employing time-tested strategies and investment techniques as they pursue well-defined investment objectives outlined in the prospectus. Drawing on their own extensive investment experience, they pursue an appropriate balance of risk and reward for their respective Funds, no matter where the markets may move.

The report that follows shows how this approach affected your MainStay Fund during the 12 months ended October 31, 2014. We encourage you to read the report carefully and use it as you evaluate the progress of your investment portfolio. With increasing knowledge, ongoing portfolio adjustments and wise decisions along the way, you may be better able to pursue your long-range financial goals.

We thank you for choosing MainStay Funds, and we are pleased to have earned your trust. We know that with trust comes responsibility; and we will seek to honor that responsibility for as long as you invest with us.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2014

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–0.37 4.33%	4.22 5.18%	4.39 4.87%	0.98 0.98%
Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–0.52 4.16	4.09 5.05	4.30 4.78	1.09 1.09
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–1.50 3.50	3.95 4.29	4.00 4.00	1.84 1.84
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	2.49 3.49	4.29 4.29	4.01 4.01	1.84 1.84
Class I Shares	No Sales Charge		4.60	5.52	5.22	0.72
Class R1 Shares[4]	No Sales Charge		4.49	5.41	5.12	0.82
Class R2 Shares[4]	No Sales Charge		4.24	5.15	4.86	1.07

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class R1 and Class R2 shares, first offered on June 29, 2012, include the historical performance of Class I shares through June 28, 2012, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Class R1 and Class R2 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
Barclays U.S. Aggregate Bond Index[5]	4.14%	4.22%	4.64%
Average Lipper Core Bond Fund[6]	4.12	4.62	4.22

5.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Barclays U.S. Aggregate Bond Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6.	The average Lipper core bond fund is representative of funds that invest in at least 85% in domestic investment-grade issues (rated in the top four grades) with any remaining investment in non-benchmark sectors such as high-yield, global and emerging market debt. These funds maintain dollar-weighted average maturities of five to ten years. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Total Return Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay Total Return Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2014, to October 31, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2014, to October 31, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/14	Ending Account Value (Based on Actual Returns and Expenses) 10/31/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/14	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,014.00	$4.31	$1,020.90	$4.33

Investor Class Shares	$1,000.00	$1,014.20	$4.98	$1,020.30	$4.99

Class B Shares	$1,000.00	$1,010.40	$8.77	$1,016.50	$8.79

Class C Shares	$1,000.00	$1,010.40	$8.77	$1,016.50	$8.79

Class I Shares	$1,000.00	$1,016.10	$3.05	$1,022.20	$3.06

Class R1 Shares	$1,000.00	$1,015.60	$3.56	$1,021.70	$3.57

Class R2 Shares	$1,000.00	$1,014.40	$4.87	$1,020.40	$4.89

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.85% for Class A, 0.98% for Investor Class, 1.73% for Class B and Class C, 0.60% for Class I, 0.70% for Class R1 and 0.96% for Class R2) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Portfolio Composition as of October 31, 2014 (Unaudited)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of October 31, 2014 (excluding short-term investment) (Unaudited)

1.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 3.00%–6.50%, due 2/1/17–6/1/43

2.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 2.375%–6.50%, due 1/1/21–6/1/43

3.	United States Treasury Notes, 0.875%–2.50%, due 9/15/16–5/15/24

4.	United States Treasury Bonds, 2.875%–6.25%, due 5/15/30–5/15/43

5.	Bank of America Corp., 3.30%–5.70%, due 1/24/22–12/29/49
6.	JPMorgan Chase & Co., 3.375%–7.90%, due 10/1/15–4/29/49

7.	Morgan Stanley, 4.875%–6.00%, due 4/28/15–11/24/25

8.	Verizon Communications, Inc., 3.45%–6.55%, due 3/15/21–9/15/43

9.	DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 3.50%–5.00%, due 3/1/16–3/1/21

10.	NBC Universal Media LLC, 5.15%–5.95%, due 4/30/20–4/1/41

8	MainStay Total Return Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, and Louis N. Cohen, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Total Return Bond Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2014?

Excluding all sales charges, MainStay Total Return Bond Fund returned 4.33% for Class A shares, 4.16% for Investor Class shares, 3.50% for Class B shares and 3.49% for Class C shares for the 12 months ended October 31, 2014. Over the same period, the Fund’s Class I shares returned 4.60%, Class R1 shares returned 4.49% and Class R2 shares returned 4.24%. For the 12 months ended October 31, 2014, Class A, Investor Class, Class I, Class R1 and Class R2 shares outperformed—and Class B and Class C shares underperformed—the 4.14% return of the Barclays U.S. Aggregate Bond Index,1 which is the Fund’s primary broad-based securities-market index. Over the same period, Class A, Investor Class, Class I, Class R1 and Class R2 shares outperformed—and Class B and Class C shares underperformed—the 4.12% return of the average Lipper2 core bond fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s allocation to spread product3 affects relative performance when the compensation demanded for credit risk or interest-rate risk rises or falls. In a stressed market where investors seek safe harbors, the market demands more compensation for risk, enabling defensively-postured portfolios to outperform as prices for riskier assets fall. In a market with an appetite for risk, the risk premium for spread product falls, leading to tighter spreads, higher prices for risk assets and superior returns for aggressively-postured portfolios. During the reporting period, the Fund’s position in spread product continued to be robust. Peer funds that were more defensively postured than the Fund (either through reduced commitments to credit risk or longer durations) would have been disadvantaged during the reporting period. Peer funds with postures that were more aggressive (through larger commitments to credit-sensitive sectors such as high-yield corporate bonds or securitizations of non-conforming residential mortgages) would likely have had better performance than the Fund.

Several factors affected the Fund’s performance relative to the Barclays U.S. Aggregate Bond Index:

•

Overweight positions in credit-related sectors (investment-grade corporate bonds, high-yield corporate bonds and commercial mortgage-backed securities) gave the Fund a yield advantage relative to the Barclays U.S. Aggregate Bond Index.

•

Corporate bonds, especially those rated below A,[4] and commercial mortgage-backed securities posted strong performance during the reporting period for two reasons. First, the outlook for credit-related sectors was aligned with the decision of the Federal Reserve’s monetary policymaking committee to maintain the federal funds target rate in a near-zero range. Second, low interest rates sparked healthy demand for higher-yielding products. Against this backdrop, the Fund’s overweight positions in these sectors benefited the Fund’s relative performance.

•

The Federal Reserve’s willingness to pump liquidity into the market by seeking to keep short-term rates close to zero, as well its willingness to pressure longer-term rates lower through open-market bond purchases (widely known as quantitative easing), were efforts to stimulate aggregate demand by making investment more attractive than saving. These efforts were constructive for credit-related product such as corporate bonds and commercial mortgage-backed securities.

•	Within the investment-grade corporate bond sector, an emphasis on bonds rated BBB[5] led to healthy gains relative to the Index.

•

The Fund’s concentration of assets near the 10-year maturity point of the U.S. Treasury yield-curve[6] contrasted with the more uniform distribution of the Barclays U.S. Aggregate Bond Index. During the reporting period, the Fund benefited from the narrowing spread between shorter-maturity U.S. Treasury securities and 10-year U.S. Treasury securities.

Relative to the Barclays U.S. Aggregate Bond Index, the Fund’s underweight position in residential mortgages detracted from performance. (Contributions take weightings and total returns

1.	See footnote on page 6 for more information on the Barclays U.S. Aggregate Bond Index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “spread product” refers to asset classes that typically trade at a spread to comparable U.S. Treasury securities.
4.	An obligation rated ‘A’ by Standard & Poor’s (“S&P”) is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
5.	An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. It is the opinion of S&P, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation than would be the case for debt in higher-rated categories. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
6.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

9

into account.) Prices of agency mortgage pass-throughs7 firmed during the reporting period, as the volatility of U.S. Treasury yields was muted and investor demand exceeded the tepid pace of mortgage-loan origination.

What was the Fund’s duration8 strategy during the reporting period?

The Fund maintained an intermediate duration during the reporting period. At the end of the reporting period, the Fund had a duration of 4.5 years, which was 1.1 years shorter than the duration of the Barclays U.S. Aggregate Bond Index. To keep the Fund nearly fully invested while maintaining a short duration posture, we executed the duration tilt with U.S. Treasury futures.

Duration affects Fund returns in two ways: through price-sensitivity and yield. Because the Fund’s duration was shorter than that of the Barclays U.S. Aggregate Bond Index, the Fund was less sensitive than its benchmark to changes in U.S. Treasury yields. Accordingly, the short-duration posture would have detracted from the Fund’s performance relative to the benchmark and longer-duration peers as U.S. Treasury yields fell an average of 0.25% during the reporting period. The yield effect was also a performance headwind for the Fund as the presence of the U.S. Treasury futures lowered the Fund’s yield.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

We promoted credit risk as the principal driver of performance during the reporting period. We expected corporate bonds (both investment-grade and high-yield) and commercial mortgage-backed securities to have superior returns to government-related debt for three reasons. First, we believed the prospects of the credit-related sectors were aligned with the decision of the Federal Reserve’s monetary policymaking committee to maintain the federal funds target rate in a near-zero range. Second, we felt that low interest-rates would be likely to spark healthy demand for higher-yielding products. Third, improving profitability led us to believe that corporations were doing more with less: less leverage, less short-term debt and smaller funding gaps. In our opinion, these improving credit fundamentals supported a narrowing of spreads alongside a favorable balance of supply and demand for corporate bonds. In addition, we believed that the strong performance of the stock market would buoy the returns of corporate bonds across the credit-quality spectrum.

During the reporting period, which market segments were the strongest positive contributors to the Fund’s performance and which market segments were particularly weak?

During the reporting period, an overweight position relative to the Barclays U.S. Aggregate Bond Index in moderate-quality corporate bonds was a strong contributor to performance. These bonds benefited from their respective yields and from spread tightening in relation to comparable-duration U.S. Treasury securities.

In the corporate bond sector, spillover from Euro zone concerns subsided relative to prior periods. Among the Fund’s Euro zone–related bonds that contributed positively to performance during the reporting period were issues of telecommunication services companies Telefonica Emisiones, bank Banco Santander, mining company Anglo American Capital and Portugal sovereign debt. In the United States, financial services company JPMorgan Chase and Citigroup recovered from headlines regarding risk control at the corporate level and these bonds contributed positively to the Fund’s performance. In addition, the Fund’s procyclical credits, such as Ford Motor and Macy’s, outperformed as consumer confidence improved.

On the downside in the corporate-bond sector, corporate bonds with exposure to Russia and Ukraine, such as Gazprom and TNK-BP, detracted from the Fund’s performance during the reporting period. Prices of some commodities, such as iron ore, fell on concerns about China’s economic growth potential. Against this backdrop, some of the Fund’s basic materials holdings, such as Cliffs Natural Resources, generated weak results. In our opinion, an absence of growth opportunities in the pipelines sector could fuel acquisition activity, with the possibility of higher debt levels weighing on bond ratings, and the Fund’s position in pipeline company Kinder Morgan detracted from performance. Headline risk related to the restructuring of Caesars Entertainment hampered performance of the company’s bonds, which also detracted from the Fund’s results.

Since the Barclays U.S. Aggregate Bond Index does not contain high-yield securities, our exposure to high-yield corporate bonds, which outperformed the Index, enhanced relative performance during the reporting period. Because the Fund tends to be somewhat cautious within the sector, however, our high-yield holdings tended to underperform high-yield bonds in general and may have underperformed the high-yield portions of peer funds.

7.	Mortgage pass-through securities consist of a pool of residential mortgage loans in which homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or an investment bank to investors.
8.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

10	MainStay Total Return Bond Fund

The Fund’s underweight position in residential mortgages relative to the Barclays U.S. Aggregate Bond Index was not rewarded, as these securities generally outperformed the Index.

The Fund was underweight in residential mortgages relative to the benchmark to provide space for the overweight position in corporate bonds. Agency mortgage pass-throughs outperformed comparable-duration U.S. Treasury securities as investor demand overwhelmed the tepid pace of mortgage-loan origination. In contrast, mortgage-sector issue selection contributed positively to the Fund’s return relative to the Barclays U.S. Aggregate Bond Index. We favored securities whose underlying loans were less apt to refinance, and the stability of these securities’ cash-flow profiles led to better relative performance as mortgage rates followed U.S. Treasury yields lower.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, we reallocated 4% of the Fund’s assets from securitized product to high-yield corporate bonds and investment-grade corporate bonds.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2014, the Fund held overweight positions relative to the Barclays U.S. Aggregate Bond Index in high-yield corporate bonds, investment-grade corporate bonds and commercial mortgage-backed securities. On the same date, the Fund held underweight positions relative to the Index in U.S. Treasury securities, agency debentures, agency mortgage-backed securities and asset-backed securities. The Fund benefited by emphasizing credit-sensitive and commercial sectors and deemphasizing lower-yielding sectors, such as U.S. Treasury securities, agency debentures and cash.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

11

Portfolio of Investments October 31, 2014

	Principal Amount	Value

Long-Term Bonds 89.0%† Asset-Backed Security 0.1%
Utilities 0.1%
Atlantic City Electric Transition Funding LLC Series 2002-1, Class A4 5.55%, due 10/20/23	$675,000	$760,531

Total Asset-Backed Security (Cost $674,808)		760,531

Corporate Bonds 57.9%
Agriculture 1.3%
Altria Group, Inc. 9.25%, due 8/6/19	2,838,000	3,694,415
9.95%, due 11/10/38	620,000	1,039,897
Bunge, Ltd. Finance Corp. 4.10%, due 3/15/16	2,200,000	2,291,113
Cargill, Inc. 4.307%, due 5/14/21 (a)	3,000,000	3,290,412
6.00%, due 11/27/17 (a)	1,050,000	1,189,048
7.35%, due 3/6/19 (a)	540,000	652,404
Lorillard Tobacco Co. 8.125%, due 6/23/19	720,000	882,016
Philip Morris International, Inc. 4.375%, due 11/15/41	3,175,000	3,194,841

		16,234,146

Auto Manufacturers 0.9%
Ford Motor Co. 7.45%, due 7/16/31	2,095,000	2,805,873
9.215%, due 9/15/21	2,355,000	3,133,796
Navistar International Corp. 8.25%, due 11/1/21	5,000,000	5,140,000

		11,079,669

Auto Parts & Equipment 0.3%
Continental Rubber of America Corp. 4.50%, due 9/15/19 (a)	600,000	627,582
MPG Holdco I, Inc. 7.375%, due 10/15/22 (a)	2,100,000	2,205,000
Schaeffler Finance B.V. 7.75%, due 2/15/17 (a)	885,000	973,500

		3,806,082

Banks 8.4%
AgriBank FCB 9.125%, due 7/15/19	5,795,000	7,379,295
Banco Santander Mexico S.A. 4.125%, due 11/9/22 (a)	4,120,000	4,171,500

	Principal Amount	Value

Banks (continued)
♦Bank of America Corp.
3.30%, due 1/11/23	$680,000	$674,200
4.25%, due 10/22/26	11,900,000	11,811,738
5.125%, due 12/29/49 (b)	3,490,000	3,385,300
5.70%, due 1/24/22	415,000	477,778
Barclays Bank PLC 6.05%, due 12/4/17 (a)	4,028,000	4,462,798
BBVA Bancomer S.A. 6.75%, due 9/30/22 (a)	3,025,000	3,425,812
CIT Group, Inc. 6.625%, due 4/1/18 (a)	3,835,000	4,199,325
Citigroup, Inc. 4.05%, due 7/30/22	580,000	596,674
5.875%, due 1/30/42	2,020,000	2,482,483
6.125%, due 8/25/36	4,579,000	5,392,977
Discover Bank 7.00%, due 4/15/20	2,100,000	2,485,573
8.70%, due 11/18/19	474,000	588,660
Goldman Sachs Group, Inc. (The) 3.625%, due 1/22/23	2,850,000	2,857,951
5.95%, due 1/18/18	1,000,000	1,119,650
6.75%, due 10/1/37	5,000,000	6,129,870
♦JPMorgan Chase & Co. 3.375%, due 5/1/23	11,500,000	11,229,865
5.15%, due 10/1/15	1,000,000	1,038,743
7.90%, due 4/29/49 (b)	3,750,000	4,064,062
Mellon Capital III 6.369%, due 9/5/66 (b)	£2,500,000	4,147,224
♦Morgan Stanley 4.875%, due 11/1/22	$3,945,000	4,201,279
5.00%, due 11/24/25	4,535,000	4,820,084
5.75%, due 1/25/21	5,000,000	5,741,290
6.00%, due 4/28/15	300,000	307,739
Regions Bank 6.45%, due 6/26/37	1,985,000	2,390,476
7.50%, due 5/15/18	1,985,000	2,325,560

		101,907,906

Beverages 1.0%
Anheuser-Busch InBev Worldwide, Inc. 7.75%, due 1/15/19	2,000,000	2,425,446
Constellation Brands, Inc. 3.875%, due 11/15/19	5,000,000	5,075,000
7.25%, due 9/1/16	1,723,000	1,882,378
Embotelladora Andina S.A. 5.00%, due 10/1/23 (a)	2,450,000	2,595,160

		11,977,984

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers, as of October 31, 2014, excluding short-term investment. May be subject to change daily.

12	MainStay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Building Materials 0.7%
Building Materials Corporation of America 5.375%, due 11/15/24 (a)	$4,940,000	$4,952,350
6.75%, due 5/1/21 (a)	2,105,000	2,257,612
6.875%, due 8/15/18 (a)	1,640,000	1,703,140

		8,913,102

Chemicals 1.1%
Dow Chemical Co. (The) 9.40%, due 5/15/39	5,000,000	7,979,435
Huntsman International LLC 5.125%, due 11/15/22 (a)	5,000,000	5,031,250

		13,010,685

Coal 0.1%
CONSOL Energy, Inc. 6.375%, due 3/1/21	515,000	533,025
Peabody Energy Corp. 7.375%, due 11/1/16	441,000	454,230

		987,255

Commercial Services 1.1%
Hertz Corp. (The) 6.75%, due 4/15/19	2,895,000	3,018,037
7.375%, due 1/15/21	1,655,000	1,750,163
Iron Mountain, Inc. 5.75%, due 8/15/24	4,975,000	5,074,500
United Rentals North America, Inc. 7.625%, due 4/15/22	3,750,000	4,181,250

		14,023,950

Computers 0.8%
Hewlett-Packard Co. 2.65%, due 6/1/16	3,435,000	3,519,635
4.65%, due 12/9/21	2,200,000	2,361,962
NCR Corp. 5.00%, due 7/15/22	4,150,000	4,129,250

		10,010,847

Diversified Financial Services 0.5%
Alterra Finance LLC 6.25%, due 9/30/20	2,900,000	3,367,381
General Electric Capital Corp. 5.40%, due 2/15/17	2,985,000	3,270,169

		6,637,550

Electric 2.3%
Abu Dhabi National Energy Co. 6.25%, due 9/16/19 (a)	185,000	217,029
AES Corp. (The) 7.75%, due 10/15/15	192,000	202,560
Calpine Corp. 5.75%, due 1/15/25	3,880,000	3,928,500

	Principal Amount	Value

Electric (continued)
Duquesne Light Holdings, Inc. 5.90%, due 12/1/21 (a)	$3,000,000	$3,471,963
FirstEnergy Transmission LLC 5.45%, due 7/15/44 (a)	6,000,000	6,178,092
IPALCO Enterprises, Inc. 5.00%, due 5/1/18	1,000,000	1,060,000
7.25%, due 4/1/16 (a)	1,605,000	1,709,325
N.V. Energy, Inc. 6.25%, due 11/15/20	5,000,000	5,902,430
PPL WEM Holdings PLC 3.90%, due 5/1/16 (a)	950,000	986,659
Public Service Co. of New Mexico 7.95%, due 5/15/18	604,000	719,931
Puget Energy, Inc. 6.50%, due 12/15/20	3,155,000	3,757,665

		28,134,154

Engineering & Construction 0.3%
MasTec, Inc. 4.875%, due 3/15/23	3,605,000	3,442,775

Finance—Auto Loans 0.9%
Ally Financial, Inc. 4.625%, due 6/26/15	527,000	537,804
5.50%, due 2/15/17	722,000	767,991
6.25%, due 12/1/17	53,000	57,770
7.50%, due 9/15/20	236,000	280,840
8.00%, due 11/1/31	3,580,000	4,555,550
Ford Motor Credit Co. LLC 8.125%, due 1/15/20	2,580,000	3,224,327
12.00%, due 5/15/15	1,000,000	1,058,667

		10,482,949

Finance—Consumer Loans 0.8%
Navient Corp. 6.00%, due 1/25/17	3,935,000	4,151,425
Springleaf Finance Corp. 6.00%, due 6/1/20	5,000,000	5,175,000

		9,326,425

Finance—Credit Card 0.4%
Capital One Bank USA N.A. 3.375%, due 2/15/23	3,046,000	3,016,588
Discover Financial Services 3.85%, due 11/21/22	1,526,000	1,543,909

		4,560,497

Finance—Investment Banker/Broker 0.4%
Bear Stearns Cos. LLC (The) 7.25%, due 2/1/18	275,000	319,686

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2014 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Finance—Investment Banker/Broker (continued)
Jefferies Group LLC 5.125%, due 1/20/23	$1,190,000	$1,261,026
6.45%, due 6/8/27	1,960,000	2,219,171
8.50%, due 7/15/19	800,000	992,320

		4,792,203

Finance—Leasing Companies 0.2%
International Lease Finance Corp. 5.75%, due 5/15/16	2,070,000	2,157,975

Finance—Mortgage Loan/Banker 0.8%
Countrywide Financial Corp. 6.25%, due 5/15/16	8,615,000	9,254,526

Finance—Other Services 0.3%
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp. 5.875%, due 2/1/22	555,000	570,262
6.00%, due 8/1/20	3,615,000	3,795,750

		4,366,012

Food 0.9%
Grupo Bimbo S.A.B. de C.V. 3.875%, due 6/27/24 (a)	7,000,000	6,967,100
Kerry Group Financial Services 3.20%, due 4/9/23 (a)	4,375,000	4,239,406

		11,206,506

Food Services 0.4%
Aramark Services, Inc. 5.75%, due 3/15/20	4,215,000	4,404,675

Forest Products & Paper 0.0%‡
Georgia-Pacific LLC 8.875%, due 5/15/31	50,000	76,312

Health Care—Products 0.3%
Alere, Inc. 6.50%, due 6/15/20	4,163,000	4,287,890

Health Care—Services 1.8%
CHS / Community Health Systems, Inc. 7.125%, due 7/15/20	3,750,000	4,059,375
DaVita HealthCare Partners, Inc. 5.75%, due 8/15/22	3,950,000	4,187,000
Fresenius Medical Care U.S. Finance, Inc. 5.75%, due 2/15/21 (a)	825,000	885,844
6.50%, due 9/15/18 (a)	65,000	71,988
6.875%, due 7/15/17	1,250,000	1,371,875

	Principal Amount	Value
Health Care—Services (continued)

Fresenius Medical Care U.S. Finance II, Inc. 5.625%, due 7/31/19 (a)	$2,690,000	$2,881,662
Health Care Service Corp. 4.70%, due 1/15/21 (a)	1,500,000	1,644,897
MPH Acquisition Holdings LLC 6.625%, due 4/1/22 (a)	5,000,000	5,231,250
Roche Holdings, Inc. 6.00%, due 3/1/19 (a)	1,025,000	1,184,326

		21,518,217

Holding Company—Diversified 0.6%
Hutchison Whampoa International 14, Ltd. 3.625%, due 10/31/24 (a)	7,400,000	7,350,975

Home Builders 1.4%
KB Home 7.25%, due 6/15/18	6,450,000	6,982,125
NVR, Inc. 3.95%, due 9/15/22	6,420,000	6,564,161
TRI Pointe Holdings, Inc. 5.875%, due 6/15/24 (a)	3,180,000	3,243,600

		16,789,886

Housewares 0.4%
Tupperware Brands Corp. 4.75%, due 6/1/21	4,785,000	5,093,776

Insurance 3.9%
American International Group, Inc. Series A2 5.75%, due 3/15/67 (b)	£2,750,000	4,562,324
Genworth Financial, Inc. 8.625%, due 12/15/16	$4,300,000	4,912,617
Hartford Financial Services Group, Inc. (The) 6.00%, due 1/15/19	600,000	684,939
6.10%, due 10/1/41	4,495,000	5,601,799
Liberty Mutual Group, Inc.
4.25%, due 6/15/23 (a)	2,020,000	2,089,173
6.50%, due 3/15/35 (a)	335,000	407,937
6.50%, due 5/1/42 (a)	3,675,000	4,418,423
Markel Corp. 3.625%, due 3/30/23	1,640,000	1,649,432
Protective Life Corp.
7.375%, due 10/15/19	1,500,000	1,827,280
8.45%, due 10/15/39	2,170,000	3,213,716
Prudential Financial, Inc. 7.375%, due 6/15/19	6,550,000	7,971,016
Travelers Cos., Inc. (The) 6.25%, due 6/20/16	1,200,000	1,303,906

14	MainStay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Insurance (continued)
Unum Group 7.125%, due 9/30/16	$750,000	$834,767
Voya Financial, Inc. 2.90%, due 2/15/18	4,100,000	4,215,304
XL Group PLC 6.50%, due 10/29/49 (b)	4,475,000	4,293,762

		47,986,395

Iron & Steel 0.9%
Cliffs Natural Resources, Inc. 4.875%, due 4/1/21	4,380,000	3,591,600
United States Steel Corp. 7.50%, due 3/15/22	3,600,000	3,942,000
Vale S.A. 5.625%, due 9/11/42	3,970,000	3,923,154

		11,456,754

Lodging 0.9%
Caesars Entertainment Operating Co., Inc. 9.00%, due 2/15/20	3,805,000	2,853,750
Wyndham Worldwide Corp.
2.50%, due 3/1/18	1,735,000	1,745,139
4.25%, due 3/1/22	6,370,000	6,428,120

		11,027,009

Machinery—Diversified 0.6%
Zebra Technologies Corp. 7.25%, due 10/15/22 (a)	6,625,000	6,972,812

Media 3.8%
CCO Holdings LLC / CCO Holdings Capital Corp. 6.50%, due 4/30/21	5,000,000	5,275,000
CCOH Safari LLC 5.50%, due 12/1/22	985,000	994,850
5.75%, due 12/1/24	515,000	517,897
Clear Channel Worldwide Holdings, Inc. Series B 6.50%, due 11/15/22	670,000	693,450
Series B 7.625%, due 3/15/20	3,450,000	3,669,938
♦DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 3.50%, due 3/1/16	5,000,000	5,167,405
5.00%, due 3/1/21	6,300,000	6,936,596
DISH DBS Corp. 4.625%, due 7/15/17	600,000	625,500
7.125%, due 2/1/16	955,000	1,015,881
iHeartCommunications, Inc.
9.00%, due 3/1/21	2,500,000	2,500,000
9.00%, due 9/15/22 (a)	4,400,000	4,422,000

	Principal Amount	Value

Media (continued)
♦NBC Universal Media LLC 5.15%, due 4/30/20	$7,900,000	$8,989,315
5.95%, due 4/1/41	2,000,000	2,464,810
Time Warner, Inc. 7.70%, due 5/1/32	1,980,000	2,759,174
Videotron, Ltd. 6.375%, due 12/15/15	542,000	543,409

		46,575,225

Mining 1.3%
Anglo American Capital PLC 9.375%, due 4/8/19 (a)	4,880,000	6,162,625
Rio Tinto Finance USA, Ltd. 9.00%, due 5/1/19	4,500,000	5,808,141
Vedanta Resources PLC 7.125%, due 5/31/23 (a)	4,270,000	4,344,725

		16,315,491

Miscellaneous—Manufacturing 0.8%
Amsted Industries, Inc. 5.375%, due 9/15/24 (a)	5,850,000	5,850,000
Siemens Financieringsmaatschappij N.V. 6.125%, due 8/17/26 (a)	265,000	329,111
Tyco Electronics Group S.A. 6.55%, due 10/1/17	2,945,000	3,352,385

		9,531,496

Oil & Gas 4.5%
Chesapeake Energy Corp. 4.875%, due 4/15/22	2,760,000	2,822,790
6.50%, due 8/15/17	192,000	208,320
6.625%, due 8/15/20	3,325,000	3,748,938
CITGO Petroleum Corp. 6.25%, due 8/15/22 (a)	2,920,000	2,971,100
CNOOC Finance 2011, Ltd. 4.25%, due 1/26/21 (a)	5,490,000	5,851,786
Concho Resources, Inc. 5.50%, due 4/1/23	4,150,000	4,388,625
Continental Resources, Inc. 5.00%, due 9/15/22	5,250,000	5,565,000
ENI S.p.A. 4.15%, due 10/1/20 (a)	2,900,000	3,127,876
Gazprom OAO Via Gaz Capital S.A. 4.95%, due 7/19/22 (a)	3,800,000	3,619,500
Marathon Petroleum Corp. 6.50%, due 3/1/41	3,480,000	4,209,766
Rosneft Finance S.A. 7.25%, due 2/2/20 (a)	2,770,000	2,901,575
Samson Investment Co. 9.75%, due 2/15/20	3,245,000	2,401,300
Sanchez Energy Corp. 6.125%, due 1/15/23 (a)	5,000,000	4,762,500

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2014 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Oil & Gas (continued)
SM Energy Co. 5.00%, due 1/15/24	$4,000,000	$3,740,000
Whiting Petroleum Corp. 5.00%, due 3/15/19	4,100,000	4,243,500

		54,562,576

Oil & Gas Services 0.5%
Freeport-McMoran Oil & Gas LLC / FCX Oil & Gas, Inc. 6.75%, due 2/1/22	2,317,000	2,566,077
6.875%, due 2/15/23	3,000,000	3,392,820
7.625%, due 4/1/20	500,000	531,250

		6,490,147

Pharmaceuticals 0.3%
Mylan, Inc. 7.875%, due 7/15/20 (a)	575,000	618,883
Zoetis, Inc. 4.70%, due 2/1/43	2,745,000	2,824,501

		3,443,384

Pipelines 3.8%
Access Midstream Partners, L.P. / ACMP Finance Corp. 4.875%, due 5/15/23	2,900,000	3,030,500
Copano Energy LLC / Copano Energy Finance Corp. 7.125%, due 4/1/21	408,000	448,392
Energy Transfer Equity, L.P. 5.875%, due 1/15/24	3,010,000	3,160,500
Energy Transfer Partners, L.P. 5.20%, due 2/1/22	3,500,000	3,829,714
6.05%, due 6/1/41	1,310,000	1,454,062
9.70%, due 3/15/19	2,000,000	2,561,894
EnLink Midstream Partners, L.P. 4.40%, due 4/1/24	4,130,000	4,346,276
5.60%, due 4/1/44	3,975,000	4,422,056
Kinder Morgan Energy Partners, L.P. 6.375%, due 3/1/41	2,385,000	2,627,015
Kinder Morgan Finance Co. LLC 6.00%, due 1/15/18 (a)	3,720,000	4,078,050
ONEOK, Inc. 6.00%, due 6/15/35	1,425,000	1,419,810
Panhandle Eastern Pipe Line Co., L.P. 8.125%, due 6/1/19	600,000	733,090
Spectra Energy Partners, L.P. 4.75%, due 3/15/24	5,137,000	5,567,517
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp. 4.125%, due 11/15/19 (a)	5,500,000	5,582,500

	Principal Amount	Value

Pipelines (continued)
Tesoro Logistics, L.P. / Tesoro Logistics Finance Corp. 5.50%, due 10/15/19 (a)	$3,070,000	$3,154,425

		46,415,801

Real Estate Investment Trusts 1.7%
Alexandria Real Estate Equities, Inc. 4.60%, due 4/1/22	3,325,000	3,507,390
American Tower Corp. 4.50%, due 1/15/18	2,750,000	2,935,350
Crown Castle International Corp. 5.25%, due 1/15/23	126,000	128,993
Health Care REIT, Inc. 5.25%, due 1/15/22	3,000,000	3,325,179
ProLogis, L.P. 4.25%, due 8/15/23	5,400,000	5,627,529
Ventas Realty, L.P. / Ventas Capital Corp. 4.00%, due 4/30/19	2,920,000	3,118,294
4.25%, due 3/1/22	1,370,000	1,433,442
Weyerhaeuser Co. 7.375%, due 10/1/19	131,000	158,631

		20,234,808

Retail 1.7%
CVS Pass-Through Trust 5.789%, due 1/10/26 (a)(c)	75,294	84,641
L Brands, Inc. 8.50%, due 6/15/19	127,000	151,765
Macy’s Retail Holdings, Inc. 3.875%, due 1/15/22	5,500,000	5,736,506
6.90%, due 4/1/29	1,988,000	2,521,404
Nordstrom, Inc. 5.00%, due 1/15/44	2,643,000	2,908,836
O’Reilly Automotive, Inc. 4.625%, due 9/15/21	5,955,000	6,493,761
QVC, Inc. 4.45%, due 2/15/25 (a)	1,535,000	1,495,383
4.85%, due 4/1/24	1,550,000	1,569,807

		20,962,103

Savings & Loans 0.1%
Amsouth Bank 5.20%, due 4/1/15	1,435,000	1,459,154

Semiconductors 0.3%
Freescale Semiconductor, Inc. 5.00%, due 5/15/21 (a)	3,860,000	3,802,100

Telecommunications 3.2%
Corning, Inc. 6.625%, due 5/15/19	500,000	595,199
Crown Castle Towers LLC 5.495%, due 1/15/37 (a)	3,578,000	3,806,520

16	MainStay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Telecommunications (continued)
Hughes Satellite Systems Corp. 6.50%, due 6/15/19	$1,051,000	$1,137,707
SBA Tower Trust 2.933%, due 12/15/42 (a)	3,225,000	3,268,057
Sprint Capital Corp. 6.875%, due 11/15/28	755,000	734,238
8.75%, due 3/15/32	500,000	558,750
T-Mobile USA, Inc. 6.731%, due 4/28/22	5,000,000	5,287,500
Telecom Italia Capital S.A. 7.721%, due 6/4/38	480,000	542,400
Telefonica Emisiones SAU 4.57%, due 4/27/23	7,610,000	8,045,421
5.462%, due 2/16/21	785,000	880,997
♦Verizon Communications, Inc. 3.45%, due 3/15/21	785,000	802,000
5.15%, due 9/15/23	9,680,000	10,840,516
6.55%, due 9/15/43	845,000	1,065,212
Virgin Media Secured Finance PLC 5.25%, due 1/15/21	1,160,000	1,200,600

		38,765,117

Textiles 0.5%
Cintas Corp. No 2 2.85%, due 6/1/16	5,480,000	5,639,583

Toys, Games & Hobbies 0.3%
Hasbro, Inc. 5.10%, due 5/15/44	4,045,000	4,137,582

Trucking & Leasing 0.4%
Penske Truck Leasing Co., L.P. / PTL Finance Corp. 3.75%, due 5/11/17 (a)	4,398,000	4,619,914

Total Corporate Bonds (Cost $685,336,163)		706,232,380

Mortgage-Backed Securities 3.5%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 3.5%
Banc of America Commercial Mortgage Trust Series 2007-2, Class A4 5.781%, due 4/10/49 (d)	2,560,000	2,774,543
Bayview Commercial Asset Trust Series 2006-4A, Class A1 0.382%, due 12/25/36 (a)(b)	122,366	110,641
Bear Stearns Commercial Mortgage Securities Trust Series 2007-PW16, Class A4 5.898%, due 6/11/40 (d)	2,270,000	2,496,251

	Principal Amount	Value

Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
CD 2006-CD3 Mortgage Trust Series 2006-CD3, Class A5 5.617%, due 10/15/48	$3,026,466	$3,190,966
CFCRE Commercial Mortgage Trust Series 2011-C1, Class A2 3.759%, due 4/15/44 (a)	1,276,653	1,320,411
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A4 6.338%, due 12/10/49 (d)	1,300,000	1,440,494
Commercial Mortgage Loan Trust Series 2008-LS1, Class A4B 6.241%, due 12/10/49 (d)	4,603,234	4,988,161
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (a)	2,470,000	2,807,049
Greenwich Capital Commercial Funding Corp. Series 2005-GG5, Class A5 5.224%, due 4/10/37 (d)	2,960,000	3,024,398
GS Mortgage Securities Corp. II Series 2006-GG6, Class A4 5.553%, due 4/10/38 (b)	2,919,880	3,029,936
Series 2007-GG10, Class A4 5.99%, due 8/10/45 (d)	2,796,148	3,057,037
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-LDPX, Class A3 5.42%, due 1/15/49	3,370,578	3,635,755
Series 2007-CB18, Class A4 5.44%, due 6/12/47	2,182,336	2,345,553
LB-UBS Commercial Mortgage Trust Series 2007-C6, Class A4 5.858%, due 7/15/40 (b)	1,578,834	1,674,139
Morgan Stanley Capital I, Trust Series 2007-IQ15, Class A4 6.105%, due 6/11/49 (d)	2,508,582	2,753,736
Timberstar Trust 1 Series 2006-1, Class A 5.668%, due 10/15/36 (a)	160,000	171,821
Wachovia Bank Commercial Mortgage Trust Series 2007-C33, Class A4 5.941%, due 2/15/51 (d)	3,059,550	3,304,182

		42,125,073

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2014 (continued)

	Principal Amount	Value

Mortgage-Backed Securities (continued)
Residential Mortgage (Collateralized Mortgage Obligation) 0.0%‡
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.58%, due 2/25/42 (a)(b)(c)(e)	$336,660	$269,328

Total Mortgage-Backed Securities (Cost $38,421,780)		42,394,401

U.S. Government & Federal Agencies 26.9%
Fannie Mae (Collateralized Mortgage Obligation) 0.0%‡
Series 1991-66, Class J 8.125%, due 6/25/21	270	303

♦Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 7.8%
2.375%, due 6/1/35 (b)	126,834	135,275
3.00%, due 6/1/43	9,258,749	9,284,030
3.50%, due 12/1/41	5,681,263	5,878,584
3.50%, due 5/1/42	9,090,079	9,402,419
3.50%, due 5/1/43	3,714,491	3,843,441
4.00%, due 8/1/31	2,925,428	3,136,350
4.00%, due 1/1/41	3,099,130	3,326,746
4.00%, due 2/1/41	5,787,764	6,186,437
4.00%, due 1/1/42	17,981,224	19,268,322
4.00%, due 6/1/42	6,534,526	6,998,301
4.50%, due 9/1/39	453,278	500,338
4.50%, due 1/1/40	3,358,636	3,682,490
4.50%, due 12/1/40	2,275,919	2,512,316
4.50%, due 5/1/41	2,334,507	2,548,587
4.50%, due 6/1/41	10,265,064	11,233,316
4.50%, due 8/1/41	4,925,254	5,362,736
5.00%, due 8/1/33	305,232	338,201
5.50%, due 1/1/21	112,821	122,266
5.50%, due 2/1/33	108,013	121,139
5.50%, due 7/1/34	308,147	347,412
5.50%, due 4/1/37	17,765	19,844
5.50%, due 5/1/37	11,685	13,026
5.50%, due 7/1/37	60,479	67,524
5.50%, due 1/1/38	90,468	102,181
6.00%, due 2/1/27	74,163	83,717
6.00%, due 3/1/36	108,291	123,217
6.50%, due 4/1/37	165,657	198,794

		94,837,009

♦Federal National Mortgage Association (Mortgage Pass-Through Securities) 14.0%
3.00%, due 4/1/43	14,690,976	14,721,513
3.50%, due 2/1/41	8,989,741	9,314,347
3.50%, due 3/1/41	830,141	860,063
3.50%, due 11/1/41	14,752,695	15,299,367
3.50%, due 1/1/42	2,290,142	2,383,941
3.50%, due 3/1/42	8,176,620	8,476,111

	Principal Amount	Value

Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
3.50%, due 10/1/42	$3,973,472	$4,114,102
3.50%, due 2/1/43	3,889,635	4,042,800
3.50%, due 3/1/43	6,934,441	7,179,616
3.50%, due 5/1/43	3,686,866	3,821,668
3.50%, due 6/1/43	1,063,310	1,100,908
4.00%, due 9/1/31	2,268,439	2,433,905
4.00%, due 11/1/40	1,479,026	1,588,841
4.00%, due 1/1/41	4,160,707	4,460,860
4.00%, due 2/1/41	21,037,452	22,377,792
4.00%, due 3/1/41	3,925,560	4,217,211
4.00%, due 10/1/41	5,122,532	5,503,122
4.00%, due 2/1/42	3,244,728	3,448,968
4.00%, due 3/1/42	3,731,071	4,002,485
4.00%, due 7/1/42	2,813,594	2,997,412
4.00%, due 9/1/42	5,231,223	5,602,083
4.50%, due 4/1/18	38,201	40,249
4.50%, due 7/1/18	210,695	221,988
4.50%, due 11/1/18	260,417	274,376
4.50%, due 6/1/23	281,888	303,938
4.50%, due 6/1/39	5,250,147	5,770,013
4.50%, due 8/1/39	5,211,444	5,736,517
4.50%, due 9/1/39	983,923	1,083,000
4.50%, due 8/1/40	1,873,347	2,034,645
4.50%, due 7/1/41	4,804,438	5,264,218
4.50%, due 8/1/41	2,758,403	3,022,607
5.00%, due 9/1/17	74,873	79,036
5.00%, due 9/1/20	46,508	49,605
5.00%, due 10/1/20	100,277	107,088
5.00%, due 12/1/20	164,736	175,503
5.00%, due 7/1/33	588,804	654,446
5.00%, due 10/1/33	251,873	279,590
5.00%, due 5/1/35	1,442,184	1,600,381
5.00%, due 6/1/35	2,560,922	2,841,693
5.00%, due 7/1/35	248,697	275,567
5.00%, due 1/1/36	305,033	338,222
5.00%, due 2/1/36	2,254,535	2,500,677
5.00%, due 5/1/36	822,453	912,033
5.00%, due 9/1/36	219,388	243,406
5.50%, due 2/1/17	41,141	43,458
5.50%, due 6/1/21	195,703	208,266
5.50%, due 6/1/33	1,401,110	1,576,376
5.50%, due 11/1/33	221,476	249,267
5.50%, due 12/1/33	166,631	187,350
5.50%, due 4/1/34	598,786	673,545
5.50%, due 5/1/34	781,002	878,697
5.50%, due 6/1/34	203,649	228,846
5.50%, due 3/1/35	289,294	324,510
5.50%, due 4/1/36	562,412	629,006
5.50%, due 12/1/36	146,421	163,465
5.50%, due 1/1/37	615,011	696,873

18	MainStay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
5.50%, due 4/1/37	$429,443	$479,417
5.50%, due 7/1/37	622,918	706,493
5.50%, due 8/1/37	192,836	216,358
5.50%, due 9/1/37	4,914	5,483
6.00%, due 8/1/17	10,177	10,646
6.00%, due 1/1/33	87,124	99,025
6.00%, due 3/1/33	97,676	111,383
6.00%, due 8/1/34	3,570	4,068
6.00%, due 9/1/35	249,493	286,544
6.00%, due 6/1/36	88,340	100,229
6.00%, due 12/1/36	161,392	184,376
6.00%, due 4/1/37	79,052	86,520
6.00%, due 9/1/37	28,475	32,212
6.00%, due 10/1/37	311,342	341,252
6.00%, due 11/1/37	27,483	31,066
6.00%, due 1/1/38	3,277	3,709
6.00%, due 11/1/38	159,534	180,332
6.50%, due 6/1/31	34,986	39,803
6.50%, due 8/1/31	17,882	21,141
6.50%, due 10/1/31	14,081	15,980
6.50%, due 6/1/32	33,810	38,406
6.50%, due 6/1/36	8,219	9,328
6.50%, due 7/1/36	22,114	25,097
6.50%, due 8/1/36	2,575	2,922
6.50%, due 11/1/36	109,436	124,203
6.50%, due 2/1/37	38,121	43,265
6.50%, due 7/1/37	8,588	9,774
6.50%, due 8/1/37	29,893	34,245
6.50%, due 9/1/37	99,765	113,227
6.50%, due 3/1/38	112,337	127,495

		171,099,571

Freddie Mac (Collateralized Mortgage Obligations) 0.0%‡
Series 2690, Class PG 5.00%, due 4/15/32	170,970	173,094
Series 3113, Class QD 5.00%, due 6/15/34	113,207	113,701

		286,795

Government National Mortgage Association (Mortgage Pass-Through Securities) 0.1%
4.00%, due 11/20/40	704,543	755,905
6.00%, due 2/15/29	15,575	17,573
6.00%, due 4/15/29	85,212	98,813
6.00%, due 8/15/32	170,281	197,489
6.50%, due 7/15/28	21,512	25,119
6.50%, due 5/15/29	11,998	14,104

		1,109,003

	Principal Amount	Value

♦United States Treasury Bonds 2.4%
2.875%, due 5/15/43	$25,641,000	$24,683,463
5.375%, due 2/15/31	2,525,000	3,410,328
6.25%, due 5/15/30	1,240,000	1,803,813

		29,897,604

♦United States Treasury Notes 2.5%
0.875%, due 9/15/16	1,815,000	1,828,188
1.25%, due 10/31/18	2,395,000	2,383,961
1.375%, due 9/30/18	1,700,000	1,702,390
2.50%, due 5/15/24	23,795,000	24,177,957

		30,092,496

United States Treasury Strip Principal 0.1%
(zero coupon), due 8/15/23	820,000	669,859

Total U.S. Government & Federal Agencies (Cost $321,359,888)		327,992,640

Yankee Bonds 0.6% (f)
Banks 0.3%
Royal Bank of Scotland Group PLC 5.125%, due 5/28/24	3,700,000	3,748,751

Insurance 0.3%
Validus Holdings, Ltd. 8.875%, due 1/26/40	2,570,000	3,627,458

Total Yankee Bonds (Cost $7,149,498)		7,376,209

Total Long-Term Bonds (Cost $1,052,942,137)		1,084,756,161

	Shares
Common Stock 0.0%‡
Media 0.0%‡
ION Media Networks, Inc. (c)(e)(g)	2	757

Total Common Stock (Cost $4)		757

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2014 (continued)

	Principal Amount	Value

Short-Term Investment 10.8%
Repurchase Agreement 10.8%
State Street Bank and Trust Co. 0.00%, dated 10/31/14 due 11/3/14 Proceeds at Maturity $131,482,478 (Collateralized by a Federal National Mortgage Association security with a rate of 2.12% and a maturity date of 11/7/22, with a Principal Amount of $139,765,000 and a Market Value of $134,116,677)	$131,482,478	$131,482,478

Total Short-Term Investment (Cost $131,482,478)		131,482,478

Total Investments (Cost $1,184,424,619)(k)	99.8%	1,216,239,396
Other Assets, Less Liabilities	0.2	2,060,090
Net Assets	100.0%	$1,218,299,486

	Contracts Long	Unrealized Appreciation (Depreciation) (i)
Futures Contracts (0.1%)
United States Treasury Bond Ultra Long December 2014 (j)	79	$380,018

Total Futures Contracts Long (Notional Amount $12,388,188)		380,018

	Contracts Short
United States Treasury Note December 2014 (2 Year) (j)	(1,301)	(770,399)
December 2014 (5 Year) (j)	(741)	(395,900)
December 2014 (10 Year) (j)	(789)	(630,431)

Total Futures Contracts Short (Notional Amount $473,845,759)		(1,796,730)

Total Futures Contracts (Notional Amount $461,457,571)		$(1,416,712)

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown was the rate in effect as of October 31, 2014.

(c)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of October 31, 2014, the total market value of these securities was $354,726, which represented less than one-tenth of a percent of the Fund’s net assets.

(d)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of October 31, 2014.

(e)	Illiquid security—As of October 31, 2014, the total market value of these securities was $270,085, which represented less than one-tenth of a percent of the Fund’s net assets.

(f)	Yankee Bond—Dollar-denominated bond issued in the United States by a foreign bank or corporation.

(g)	Restricted security.

(h)	Non-income producing security.

(i)	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2014.

(j)	As of October 31, 2014, cash in the amount of $1,942,590 was on deposit with brokers for futures transactions.

(k)	As of October 31, 2014, cost was $1,184,466,341 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$39,442,535
Gross unrealized depreciation	(7,669,480)

Net unrealized appreciation	$31,773,055

The following abbreviation is used in the above portfolio:

£—British Pound Sterling

As of October 31, 2014, the Fund held the following foreign currency forward contracts:

Foreign Currency Sale Contracts	Expiration Date	Counterparty	Contract Amount Sold		Contract Amount Purchased		Unrealized Appreciation (Depreciation)
Euro vs. U.S. Dollar	12/3/14	JPMorgan Chase Bank	EUR	2,095,000	USD	2,714,617	USD	88,781
Pound Sterling vs. U.S. Dollar	12/3/14	JPMorgan Chase Bank	GBP	5,801,000		9,377,665		99,989
Net unrealized appreciation (depreciation) on foreign currency forward contracts							USD	188,770

20	MainStay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2014, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Security	$—	$760,531	$—	$760,531
Corporate Bonds (b)	—	706,147,739	84,641	706,232,380
Mortgage-Backed Securities (c)	—	42,125,073	269,328	42,394,401
U.S. Government & Federal Agencies	—	327,992,640	—	327,992,640
Yankee Bonds	—	7,376,209	—	7,376,209

Total Long-Term Bonds	—	1,084,402,192	353,969	1,084,756,161

Common Stock (d)	—	—	757	757
Short-Term Investment
Repurchase Agreement	—	131,482,478	—	131,482,478

Total Investments in Securities	—	1,215,884,670	354,726	1,216,239,396

Other Financial Instruments
Foreign Currency Forward Contracts (e)	—	188,770	—	188,770
Futures Contracts Long (e)	380,018	—	—	380,018

Total Other Financial Instruments	380,018	188,770	—	568,788

Total Investments in Securities and Other Financial Instruments	$380,018	$1,216,073,440	$354,726	$1,216,808,184

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts Short (e)	$(1,796,730)	$—	$—	$(1,796,730)

Total Other Financial Instruments	$(1,796,730)	$—	$—	$(1,796,730)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $84,641 is held in Retail within the Corporate Bonds section of the Portfolio of Investments.

(c)	The Level 3 security valued at $269,328 is held in Residential Mortgage (Collateralized Mortgage Obligation) within the Mortgage-Backed Securities section of the Portfolio of Investments.

(d)	The Level 3 security valued at $757 is held in Media within the Common Stocks section of the Portfolio of Investments.

(e)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2014, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments October 31, 2014 (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2013		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2014	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at October 31, 2014 (a)
Long-Term Bonds
Corporate Bonds
Commercial Services	$221		$—	$—	$(221	)(b)	$—	$—	$—	$—	$—	$—
Retail	88,011		(105)	(106)	1,661		—	(4,820)	—	—	84,641	2,029
Mortgage-Backed Securities
Residential Mortgage (Collateralized Mortgage Obligation)	280,588		—	—	36,455		—	(47,715)	—	—	269,328	23,572
Common Stock
Media	—		—	—	753		4	—	—	—	757	753
Warrants
Media	0	(c)	—	—	4		—	(4)	—	—	—	—

Total	$368,820		$(105)	$(106)	$38,652		$4	$(52,539)	$—	$—	$354,726	$26,354

(a)	Included in “change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(b)	Quebecor World, Inc. (Litigation Recovery Trust-Escrow Shares) were written off on September 25, 2014.

(c)	Less than one dollar.

22	MainStay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2014

Assets
Investment in securities, at value (identified cost $1,052,942,141)	$1,084,756,918
Repurchase agreement, at value (identified cost $131,482,478)	131,482,478
Cash	11,451,999
Cash denominated in foreign currencies (identified cost $3,246,201)	3,151,261
Cash collateral on deposit at broker	1,942,590
Receivables:
Fund shares sold	56,210,167
Interest	10,375,467
Variation margin on futures contracts	412,461
Investment securities sold	1,795
Unrealized appreciation on foreign currency forward contracts	188,770
Other assets	36,277

Total assets	1,300,010,183

Liabilities
Payables:
Investment securities purchased	79,797,117
Fund shares redeemed	980,509
Manager (See Note 3)	434,561
Transfer agent (See Note 3)	135,452
NYLIFE Distributors (See Note 3)	68,118
Variation margin on futures contracts	44,438
Shareholder communication	14,598
Professional fees	13,170
Custodian	3,602
Trustees	1,814
Accrued expenses	8,362
Dividend payable	208,956

Total liabilities	81,710,697

Net assets	$1,218,299,486

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$112,478
Additional paid-in capital	1,184,865,009

1,184,977,487
Distributions in excess of net investment income	(24,941)
Accumulated net realized gain (loss) on investments, futures transactions and foreign currency transactions	2,855,314
Net unrealized appreciation (depreciation) on investments and futures contracts	30,398,065
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	93,561

Net assets	$1,218,299,486

Class A
Net assets applicable to outstanding shares	$324,813,741

Shares of beneficial interest outstanding	30,006,314

Net asset value per share outstanding	$10.82
Maximum sales charge (4.50% of offering price)	0.51

Maximum offering price per share outstanding	$11.33

Investor Class
Net assets applicable to outstanding shares	$7,590,254

Shares of beneficial interest outstanding	697,364

Net asset value per share outstanding	$10.88
Maximum sales charge (4.50% of offering price)	0.51

Maximum offering price per share outstanding	$11.39

Class B
Net assets applicable to outstanding shares	$6,794,147

Shares of beneficial interest outstanding	626,775

Net asset value and offering price per share outstanding	$10.84

Class C
Net assets applicable to outstanding shares	$26,484,732

Shares of beneficial interest outstanding	2,440,553

Net asset value and offering price per share outstanding	$10.85

Class I
Net assets applicable to outstanding shares	$852,556,083

Shares of beneficial interest outstanding	78,701,058

Net asset value and offering price per share outstanding	$10.83

Class R1
Net assets applicable to outstanding shares	$33,658

Shares of beneficial interest outstanding	3,107

Net asset value and offering price per share outstanding	$10.83

Class R2
Net assets applicable to outstanding shares	$26,871

Shares of beneficial interest outstanding	2,483

Net asset value and offering price per share outstanding	$10.82

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statement of Operations for the year ended October 31, 2014

Investment Income (Loss)
Income
Interest	$34,407,821

Expenses
Manager (See Note 3)	5,038,849
Transfer agent (See Note 3)	811,749
Distribution/Service—Class A (See Note 3)	163,374
Distribution/Service—Investor Class (See Note 3)	18,869
Distribution/Service—Class B (See Note 3)	71,987
Distribution/Service—Class C (See Note 3)	251,940
Distribution/Service—Class R2 (See Note 3)	65
Registration	96,797
Professional fees	79,028
Custodian	38,480
Shareholder communication	17,348
Trustees	14,511
Shareholder service (See Note 3)	54
Miscellaneous	28,483

Total expenses before waiver/reimbursement	6,631,534
Expense waiver/reimbursement from Manager (See Note 3)	(925,285)

Net expenses	5,706,249

Net investment income (loss)	28,701,572

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	5,133,301
Futures transactions	(7,385,772)
Foreign currency transactions	(37,131)

Net realized gain (loss) on investments, futures transactions and foreign currency transactions	(2,289,602)

Net change in unrealized appreciation (depreciation) on:
Investments	7,291,274
Futures contracts	4,070,698
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	83,772

Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	11,445,744

Net realized and unrealized gain (loss) on investments, futures transactions and foreign currency transactions	9,156,142

Net increase (decrease) in net assets resulting from operations	$37,857,714

24	MainStay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2014 and October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$28,701,572	$29,054,973
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	(2,289,602)	7,294,233
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	11,445,744	(39,747,345)

Net increase (decrease) in net assets resulting from operations	37,857,714	(3,398,139)

Dividends and distributions to shareholders:
From net investment income:
Class A	(2,261,973)	(2,145,107)
Investor Class	(225,484)	(272,652)
Class B	(161,780)	(221,179)
Class C	(563,667)	(826,138)
Class I	(25,557,883)	(25,962,132)
Class R1	(959)	(864)
Class R2	(809)	(798)

	(28,772,555)	(29,428,870)

From realized gain on investments:
Class A	(37,168)	(212,558)
Investor Class	(5,320)	(27,493)
Class B	(4,959)	(32,496)
Class C	(17,927)	(123,917)
Class I	(477,982)	(2,259,296)
Class R1	(17)	(80)
Class R2	(17)	(80)

	(543,390)	(2,655,920)

Total dividends and distributions to shareholders	(29,315,945)	(32,084,790)

Capital share transactions:
Net proceeds from sale of shares	543,467,001	255,685,238
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	28,808,224	31,088,284
Cost of shares redeemed	(228,458,339)	(266,110,418)

Increase (decrease) in net assets derived from capital share transactions	343,816,886	20,663,104

Net increase (decrease) in net assets	352,358,655	(14,819,825)

	2014	2013
Net Assets
Beginning of year	$865,940,831	$880,760,656

End of year	$1,218,299,486	$865,940,831

Undistributed (distributions in excess of) net investment income at end of year	$(24,941)	$23,890

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2014	2013	2012	2011	2010
Net asset value at beginning of year	$10.71	$11.14	$10.85	$10.89	$10.32

Net investment income (loss)	0.34	0.34	0.35	0.39	0.36
Net realized and unrealized gain (loss) on investments	0.12	(0.39)	0.50	0.09	0.61
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.00)‡	—	—	(0.01)

Total from investment operations	0.46	(0.05)	0.85	0.48	0.96

Less dividends and distributions:
From net investment income	(0.34)	(0.35)	(0.36)	(0.44)	(0.37)
From net realized gain on investments	(0.01)	(0.03)	(0.20)	(0.08)	(0.02)

Total dividends and distributions	(0.35)	(0.38)	(0.56)	(0.52)	(0.39)

Net asset value at end of year	$10.82	$10.71	$11.14	$10.85	$10.89

Total investment return (a)	4.33%	(0.45%)	8.20%	4.63%	9.48%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.11%	3.11%	3.27%	3.62%	3.47%
Net expenses	0.86%	0.89%	0.89%	0.93%	0.96%
Expenses (before waiver/reimbursement)	0.96%	0.97%	0.98%	1.03%	1.06%
Portfolio turnover rate (b)	26%	65%	65%	104%	185%
Net assets at end of year (in 000’s)	$324,814	$58,425	$66,161	$47,432	$35,837

‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 23%, 45%, 38%, 65% and 79% for the years ended October 31, 2014, 2013, 2012, 2011 and 2010, respectively.

	Year ended October 31,
Investor Class	2014	2013	2012	2011	2010
Net asset value at beginning of year	$10.77	$11.20	$10.90	$10.94	$10.37

Net investment income (loss)	0.34	0.33	0.34	0.38	0.35
Net realized and unrealized gain (loss) on investments	0.11	(0.40)	0.51	0.09	0.61
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.00)‡	—	—	(0.01)

Total from investment operations	0.45	(0.07)	0.85	0.47	0.95

Less dividends and distributions:
From net investment income	(0.33)	(0.33)	(0.35)	(0.43)	(0.36)
From net realized gain on investments	(0.01)	(0.03)	(0.20)	(0.08)	(0.02)

Total dividends and distributions	(0.34)	(0.36)	(0.55)	(0.51)	(0.38)

Net asset value at end of year	$10.88	$10.77	$11.20	$10.90	$10.94

Total investment return (a)	4.16%	(0.57%)	8.14%	4.51%	9.33%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.03%	3.00%	3.16%	3.55%	3.38%
Net expenses	1.01%	1.00%	1.00%	1.03%	1.07%
Expenses (before waiver/reimbursement)	1.10%	1.09%	1.09%	1.13%	1.17%
Portfolio turnover rate (b)	26%	65%	65%	104%	185%
Net assets at end of year (in 000’s)	$7,590	$8,352	$8,670	$6,013	$4,608

‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 23%, 45%, 38%, 65% and 79% for the years ended October 31, 2014, 2013, 2012, 2011 and 2010, respectively.

26	MainStay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2014	2013	2012	2011	2010
Net asset value at beginning of year	$10.72	$11.15	$10.86	$10.90	$10.33

Net investment income (loss)	0.25	0.25	0.26	0.30	0.27
Net realized and unrealized gain (loss) on investments	0.12	(0.40)	0.50	0.09	0.61
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.00)‡	—	—	(0.01)

Total from investment operations	0.37	(0.15)	0.76	0.39	0.87

Less dividends and distributions:
From net investment income	(0.24)	(0.25)	(0.27)	(0.35)	(0.28)
From net realized gain on investments	(0.01)	(0.03)	(0.20)	(0.08)	(0.02)

Total dividends and distributions	(0.25)	(0.28)	(0.47)	(0.43)	(0.30)

Net asset value at end of year	$10.84	$10.72	$11.15	$10.86	$10.90

Total investment return (a)	3.50%	(1.33%)	7.27%	3.74%	8.55%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.28%	2.24%	2.41%	2.81%	2.62%
Net expenses	1.76%	1.75%	1.75%	1.78%	1.81%
Expenses (before waiver/reimbursement)	1.85%	1.84%	1.84%	1.88%	1.91%
Portfolio turnover rate (b)	26%	65%	65%	104%	185%
Net assets at end of year (in 000’s)	$6,794	$7,896	$10,129	$7,815	$7,797

‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 23%, 45%, 38%, 65% and 79% for the years ended October 31, 2014, 2013, 2012, 2011 and 2010, respectively.

	Year ended October 31,
Class C	2014	2013	2012	2011	2010
Net asset value at beginning of year	$10.73	$11.17	$10.87	$10.91	$10.34

Net investment income (loss)	0.25	0.25	0.26	0.30	0.27
Net realized and unrealized gain (loss) on investments	0.12	(0.41)	0.51	0.09	0.61
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.00)‡	—	—	(0.01)

Total from investment operations	0.37	(0.16)	0.77	0.39	0.87

Less dividends and distributions:
From net investment income	(0.24)	(0.25)	(0.27)	(0.35)	(0.28)
From net realized gain on investments	(0.01)	(0.03)	(0.20)	(0.08)	(0.02)

Total dividends and distributions	(0.25)	(0.28)	(0.47)	(0.43)	(0.30)

Net asset value at end of year	$10.85	$10.73	$11.17	$10.87	$10.91

Total investment return (a)	3.49%	(1.42%)	7.36%	3.74%	8.54%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.28%	2.24%	2.41%	2.80%	2.63%
Net expenses	1.76%	1.75%	1.75%	1.78%	1.81%
Expenses (before waiver/reimbursement)	1.85%	1.84%	1.84%	1.88%	1.91%
Portfolio turnover rate (b)	26%	65%	65%	104%	185%
Net assets at end of year (in 000’s)	$26,485	$28,683	$39,141	$27,052	$22,850

‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 23%, 45%, 38%, 65% and 79% for the years ended October 31, 2014, 2013, 2012, 2011 and 2010, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2014	2013	2012	2011	2010
Net asset value at beginning of year	$10.72	$11.15	$10.85	$10.89	$10.32

Net investment income (loss)	0.37	0.38	0.38	0.43	0.41
Net realized and unrealized gain (loss) on investments	0.12	(0.40)	0.51	0.09	0.60
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.00)‡	—	—	(0.01)

Total from investment operations	0.49	(0.02)	0.89	0.52	1.00

Less dividends and distributions:
From net investment income	(0.37)	(0.38)	(0.39)	(0.48)	(0.41)
From net realized gain on investments	(0.01)	(0.03)	(0.20)	(0.08)	(0.02)

Total dividends and distributions	(0.38)	(0.41)	(0.59)	(0.56)	(0.43)

Net asset value at end of year	$10.83	$10.72	$11.15	$10.85	$10.89

Total investment return (a)	4.60%	(0.17%)	8.61%	4.97%	9.88%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.43%	3.41%	3.55%	3.98%	3.84%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.59%
Expenses (before waiver/reimbursement)	0.71%	0.72%	0.73%	0.78%	0.81%
Portfolio turnover rate (b)	26%	65%	65%	104%	185%
Net assets at end of year (in 000’s)	$852,556	$762,533	$756,608	$533,433	$486,383

‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 23%, 45%, 38%, 65% and 79% for the years ended October 31, 2014, 2013, 2012, 2011 and 2010, respectively.

	Year ended October 31,		June 29, 2012** through October 31,
Class R1	2014	2013	2012
Net asset value at beginning of period	$10.72	$11.15	$10.87

Net investment income (loss)	0.36	0.36	0.12
Net realized and unrealized gain (loss) on investments	0.12	(0.39)	0.28
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.00)‡	—

Total from investment operations	0.48	(0.03)	0.40

Less dividends and distributions:
From net investment income	(0.36)	(0.37)	(0.12)
From net realized gain on investments	(0.01)	(0.03)	—

Total dividends and distributions	(0.37)	(0.40)	(0.12)

Net asset value at end of period	$10.83	$10.72	$11.15

Total investment return (a)	4.49%	(0.27%)	3.70	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.31%	3.30%	3.36	%††
Net expenses	0.70%	0.70%	0.73	%††
Expenses (before reimbursement/waiver)	0.81%	0.82%	0.82	%††
Portfolio turnover rate (c)	26%	65%	65%
Net assets at end of period (in 000’s)	$34	$26	$26

**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(b)	Total investment return is not annualized.
(c)	The portfolio turnover rate not including mortgage dollar roll were 23%, 45% and 38% for the years ended October 31, 2014, 2013 and the period ended October 31, 2012, respectively.

28	MainStay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,		June 29, 2012** through October 31,
Class R2	2014	2013	2012
Net asset value at beginning of period	$10.71	$11.14	$10.86

Net investment income (loss)	0.34	0.33	0.11
Net realized and unrealized gain (loss) on investments	0.11	(0.39)	0.28
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.00)‡	—

Total from investment operations	0.45	(0.06)	0.39

Less dividends and distributions:
From net investment income	(0.33)	(0.34)	(0.11)
From net realized gain on investments	(0.01)	(0.03)	—

Total dividends and distributions	(0.34)	(0.37)	(0.11)

Net asset value at end of period	$10.82	$10.71	$11.14

Total investment return (a)	4.24%	(0.52%)	3.62	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.09%	3.04%	3.10	%††
Net expenses	0.95%	0.95%	0.98	%††
Expenses (before waiver/reimbursement)	1.06%	1.07%	1.07	%††
Portfolio turnover rate (c)	26%	65%	65%
Net assets at end of period (in 000’s)	$27	$26	$26

**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(b)	Total investment return is not annualized.
(c)	The portfolio turnover rate not including mortgage dollar roll were 23%, 45% and 38% for the years ended October 31, 2014, 2013 and the period ended October 31, 2012, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Total Return Bond Fund (formerly known as MainStay Intermediate Term Bond Fund) (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. The Fund is the successor of the MainStay Intermediate Term Bond Fund, a series of Eclipse Funds Inc. (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on February 26, 2010. All information regarding and references to periods prior to February 26, 2010 relate to the Predecessor Fund.

The Fund currently offers seven classes of shares. Class I shares commenced operations on January 2, 1991. Class A, Class B, and Class C shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class R1 and Class R2 shares commenced operations on June 29, 2012. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1 and Class R2 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The seven classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1 and Class R2 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the full Board for its review and ratification, if appropriate, at its next regularly scheduled meeting immediately after such action.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs

30	MainStay Total Return Bond Fund

reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The aggregate value by input level, as of October 31, 2014, for the Fund’s assets or liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent valuation uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. For the year ended October 31, 2014, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2014, the Fund held securities with a value of $354,726 that were fair valued.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established

31

Notes to Financial Statements (continued)

secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measure the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.   Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.   The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities.

Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

32	MainStay Total Return Bond Fund

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to market price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(I)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund’s involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects the Fund’s exposure at valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(J)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. The Fund may enter into rights and warrants when securities are acquired through a corporate action. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of October 31, 2014, the Fund did not hold any rights or warrants.

(K)  Dollar Rolls.  The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS is “to be announced,” therefore, the Fund accounts for these transactions as purchases and sales. The securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

33

Notes to Financial Statements (continued)

(L)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute securities lending at any time without notice when deemed appropriate. The Fund did not have any portfolio securities on loan as of October 31, 2014.

(M)  Restricted Securities.  A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time- consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 5)

(N)  Concentration of Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(O)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(P)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. In order to keep the Fund nearly fully invested, while maintaining a short duration posture, the Fund executed a duration tilt with U.S. Treasury futures. The Fund invested in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of October 31, 2014:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$—	$380,018	$380,018
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	188,770	—	188,770

Total Fair Value		$188,770	$380,018	$568,788

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$—	$(1,796,730)	$(1,796,730)

Total Fair Value		$—	$(1,796,730)	$(1,796,730)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

34	MainStay Total Return Bond Fund

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2014:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$—	$(7,385,772)	$(7,385,772)
Forward Contracts	Net realized gain (loss) on foreign currency transactions	(59,283)	—	(59,283)

Total Realized Gain (Loss)		$(59,283)	$(7,385,772)	$(7,445,055)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$4,070,698	$4,070,698
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	177,125	—	177,125

Total Change in Unrealized Appreciation (Depreciation)		$177,125	$4,070,698	$4,247,823

Number of Contracts, Notional Amounts or Shares/Units

	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts Long (Average number of contracts)	—	79	79
Futures Contracts Short (Average number of contracts)	—	(2,690)	(2,690)
Forward Contracts Long (Average notional amount)	$11,920,221	$—	$11,920,221
Forward Contracts Short (Average notional amount)	$(12,853,724)	$—	$(12,853,724)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. MacKay Shields LLC (“MacKay Shields” or the ‘‘Subadvisor’’), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.575% from $500 million to $1 billion; and 0.55% in excess of $1 billion.

New York Life Investments has contractually agreed to waive a portion of its management fee so that it does not exceed 0.50% up to $1 billion; and 0.475% in excess of $1 billion. This agreement will remain in effect until February 28, 2014. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.59% for the year ended October 31, 2014.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class I shares do not exceed 0.60% of its average daily net assets. This agreement will remain in effect until February 28, 2015, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the

35

Notes to Financial Statements (continued)

purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

Additionally, New York Life Investments agreed to voluntarily waive fees and/or reimburse expenses of Class R1 and Class R2 shares of the MainStay Total Return Bond Fund so that Total Annual Fund Operating Expenses do not exceed 0.70% and 0.95%, respectively, of its average daily net assets. This voluntary waiver or reimbursement may be discontinued at any time without notice.

For the year ended October 31, 2014, New York Life Investments earned fees from the Fund in the amount of $5,038,849 and waived its fees and/or reimbursed expenses in the amount of $925,285.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R1 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1 and Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1 and Class R2 shares. For its services, the Manager is entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1 and Class R2 shares. This is in addition to any fees paid under a distribution plan, where applicable.

Shareholder service fees incurred by the Fund for the year ended October 31, 2014, were as follows:

Class R1	$28
Class R2	26

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A and Investor Class shares were $11,673 and $3,540, respectively, for the year ended October 31, 2014. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $238, $1,523, $15,180 and $2,724, respectively, for the year ended October 31, 2014.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2014, were as follows:

Class A	$55,797
Investor Class	16,815
Class B	16,043
Class C	56,110
Class I	666,935
Class R1	26
Class R2	23

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2014, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class R1	$27,017	80.3%
Class R2	26,862	100.0

Note 4–Federal Income Tax

As of October 31, 2014, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$1,067,497	$785,612	$(208,956)	$31,677,846	$33,321,999

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to mark to market of futures contracts and straddle loss deferrals.

The other temporary differences are primarily due to dividends payable.

36	MainStay Total Return Bond Fund

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2014 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$22,152	$(22,152)	$—

The reclassifications for the Fund are primarily due to foreign currency gain (loss).

The tax character of distributions paid during the years ended October 31, 2014 and October 31, 2013 shown in the Statements of Changes in Net Assets was as follows:

	2014	2013
Distributions paid from:
Ordinary Income	$28,772,555	$32,084,790
Long-Term Capital Gain	543,390	—
Total	$29,315,945	$32,084,790

Note 5–Restricted Security

As of October 31, 2014, the Fund held the following restricted security:

Security	Date of Acquisition	Shares	Cost	10/31/14 Value	Percent of Net Assets
ION Media Networks, Inc. Common Stock	3/12/10	2	$4	$757	0.00	%‡

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 5, 2014, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum amount of $700,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 4, 2015, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 5, 2014, the aggregate commitment amount was $300,000,000 with an optional maximum amount of $400,000,000. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the year ended October 31, 2014.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2014, purchases and sales of U.S. government securities were $168,007 and $119,263, respectively.

Purchases and sales of securities, other than U.S. government securities and short-term securities, were $291,740 and $92,816, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2014:
Shares sold	26,298,565	$284,927,436
Shares issued to shareholders in reinvestment of dividends and distributions	188,500	2,033,964
Shares redeemed	(1,957,410)	(21,119,626)

Net increase (decrease) in shares outstanding before conversion	24,529,655	265,841,774
Shares converted into Class A (See Note 1)	45,614	492,411
Shares converted from Class A (See Note 1)	(24,207)	(261,793)

Net increase (decrease)	24,551,062	$266,072,392

Year ended October 31, 2013:
Shares sold	1,971,574	$21,656,850
Shares issued to shareholders in reinvestment of dividends and distributions	190,861	2,076,490
Shares redeemed	(2,676,150)	(28,909,621)

Net increase (decrease) in shares outstanding before conversion	(513,715)	(5,176,281)
Shares converted into Class A (See Note 1)	90,324	988,654
Shares converted from Class A (See Note 1)	(58,673)	(636,373)

Net increase (decrease)	(482,064)	$(4,824,000)

37

Notes to Financial Statements (continued)

Investor Class	Shares	Amount
Year ended October 31, 2014:
Shares sold	111,485	$1,210,815
Shares issued to shareholders in reinvestment of dividends and distributions	21,007	227,624
Shares redeemed	(223,109)	(2,414,298)

Net increase (decrease) in shares outstanding before conversion	(90,617)	(975,859)
Shares converted into Investor Class (See Note 1)	46,925	508,700
Shares converted from Investor Class (See Note 1)	(34,806)	(377,500)

Net increase (decrease)	(78,498)	$(844,659)

Year ended October 31, 2013:
Shares sold	230,455	$2,546,670
Shares issued to shareholders in reinvestment of dividends and distributions	27,053	296,056
Shares redeemed	(304,057)	(3,305,549)

Net increase (decrease) in shares outstanding before conversion	(46,549)	(462,823)
Shares converted into Investor Class (See Note 1)	105,610	1,149,672
Shares converted from Investor Class (See Note 1)	(57,429)	(631,566)

Net increase (decrease)	1,632	$55,283

Class B	Shares	Amount
Year ended October 31, 2014:
Shares sold	80,752	$874,861
Shares issued to shareholders in reinvestment of dividends and distributions	13,623	146,995
Shares redeemed	(170,474)	(1,838,325)

Net increase (decrease) in shares outstanding before conversion	(76,099)	(816,469)
Shares converted from Class B (See Note 1)	(33,542)	(361,818)

Net increase (decrease)	(109,641)	$(1,178,287)

Year ended October 31, 2013:
Shares sold	238,071	$2,627,929
Shares issued to shareholders in reinvestment of dividends and distributions	20,670	225,675
Shares redeemed	(350,412)	(3,793,940)

Net increase (decrease) in shares outstanding before conversion	(91,671)	(940,336)
Shares converted from Class B (See Note 1)	(80,012)	(870,387)

Net increase (decrease)	(171,683)	$(1,810,723)

Class C	Shares	Amount
Year ended October 31, 2014:
Shares sold	858,862	$9,341,590
Shares issued to shareholders in reinvestment of dividends and distributions	42,904	463,357
Shares redeemed	(1,133,378)	(12,251,902)

Net increase (decrease)	(231,612)	$(2,446,955)

Year ended October 31, 2013:
Shares sold	731,154	$8,068,679
Shares issued to shareholders in reinvestment of dividends and distributions	68,814	752,343
Shares redeemed	(1,633,011)	(17,715,748)

Net increase (decrease)	(833,043)	$(8,894,726)

Class I	Shares	Amount
Year ended October 31, 2014:
Shares sold	22,851,443	$247,105,681
Shares issued to shareholders in reinvestment of dividends and distributions	2,403,234	25,934,482
Shares redeemed	(17,714,355)	(190,834,175)

Net increase (decrease)	7,540,322	$82,205,988

Year ended October 31, 2013:
Shares sold	20,278,763	$220,785,110
Shares issued to shareholders in reinvestment of dividends and distributions	2,549,885	27,735,896
Shares redeemed	(19,527,851)	(212,385,560)

Net increase (decrease)	3,300,797	$36,135,446

Class R1	Shares	Amount
Year ended October 31, 2014:
Shares sold	606	$6,618
Shares issued to shareholders in reinvestment of dividends and distributions	90	976
Shares redeemed	(1)	(13)

Net increase (decrease)	695	$7,581

Year ended October 31, 2013:
Shares issued to shareholders in reinvestment of dividends and distributions	87	$945

Net increase (decrease)	87	$945

Class R2	Shares	Amount
Year ended October 31, 2014:
Shares issued to shareholders in reinvestment of dividends and distributions	77	$826

Net increase (decrease)	77	$826

Year ended October 31, 2013:
Shares issued to shareholders in reinvestment of dividends and distributions	81	$879

Net increase (decrease)	81	$879

38	MainStay Total Return Bond Fund

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2014, events and transactions subsequent to October 31, 2014, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

39

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Total Return Bond Fund (formerly, MainStay Intermediate Term Bond Fund) (“the Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Total Return Bond Fund of MainStay Funds Trust as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2014

40	MainStay Total Return Bond Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

In February 2015, shareholders will receive an IRS Form 1099-DIV or substitute From 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2014. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ form the amounts which we must report for the Fund’s fiscal year ended October 31, 2014.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

41

Board of Trustees and Officers (Unaudited)

The Board of Trustees oversees the actions of the MainStay Group of Funds (which is comprised of Funds that are series of the MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay DefinedTerm Municipal Opportunities Fund) (collectively the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s), and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal.

Under the Retirement Policy, a Board Member must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board Members. Information pertaining to the Board Members and officers is set forth below. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Board Members are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Board Members	John Y. Kim* 9/24/60	Indefinite; The MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008.***	Vice Chairman (since January 2014) and Chief Investment Officer (since 2011), New York Life Insurance Company; President, Investments Group—New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management Holdings LLC (since 2008); Chairman of the Board of Managers (since 2008) and Chief Executive Officer (2008 to 2013), New York Life Investment Management LLC; Member of the Board, MCF Capital Management LLC (since 2012), Private Advisors LLC (since 2010); MacKay Shields LLC and Madison Capital Funding LLC (since 2008); and Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012)	82

MainStay VP Funds Trust:
Trustee since 2008 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

42	MainStay Total Return Bond Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	82

MainStay VP Funds Trust:

Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; The MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82

MainStay VP Funds Trust:

Chairman since 2013 and Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011;

Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	82

MainStay VP Funds Trust:

Trustee since 2006 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; The MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82

MainStay VP Funds Trust:

Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

43

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40	Indefinite; The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (since 2008); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, University of California—San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011)	82

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 1994 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

	John A. Weisser 10/22/41	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	82

MainStay VP Funds Trust:

Trustee since 1997 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

44	MainStay Total Return Bond Fund

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since January 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Senior Managing Director (since 2012) and Chairman of the Board (since 2008), NYLIM Service Company LLC; Senior Managing Director (since 2005) and Co-President (since January 2014), New York Life Investment Management LLC; President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012))
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, The MainStay Funds and MainStay Funds Trust (since 2014)	Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Assistant Secretary, MainStay VP Funds Trust (2010 to 2014)**, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014); Associate, Dechert LLP (2006 to 2010)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**; Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Insurance Company, New York Life Investment Management LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

45

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Alternative

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2014 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1630008 MS360-14	MSTRB11-12/14 (NYLIM) NL229

MainStay Short Term Bond Fund

Message from the President and Annual Report

October 31, 2014

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Message from the President

U.S. stocks saw relatively strong results for the 12 months ended October 31, 2014, with several leading U.S. stock indices recording double-digit returns. Despite geopolitical unrest and global economic uncertainty, domestic stocks benefited from accommodative central bank policies, increased merger and acquisition activity and solid corporate earnings.

In the United States, growth stocks outpaced value stocks at all capitalization levels except the very smallest, according to Russell data. Among stocks that Russell deemed defensive, however, the trend reversed, with value tending to outperform growth.

On the whole, international stocks provided disappointing performance during the 12-month reporting period, with returns for leading international stock indices ranging from nearly flat to negative. Increasing investor uncertainty about Europe, China and Japan contributed to the weakness, as did continuing tensions between Russia and Ukraine.

In Europe, slowing growth in gross domestic product (GDP) fueled deflation concerns, and remarks by the European Central Bank were not able to restore market confidence. The slowing pace of growth in China affected many countries, especially export-oriented emerging markets. Japan’s economy struggled after a consumer tax hike in April 2014 led to questions about the viability of the nation’s economic reforms.

For the most part, bond markets provided positive returns, with strong results from convertible bonds and emerging-market bonds overall. The Federal Open Market Committee kept the federal funds target rate in a range near zero throughout the reporting period. This accommodative stance benefited high-yield bonds and leveraged loans as investors searched for yield. The demand for municipal bonds remained consistently strong throughout the reporting period and municipal bond returns were strengthened as supply declined year-over-year.

If there’s anything certain about the stock and bond markets, it’s that there will always be unpredictable elements. This poses a difficult—but not insurmountable—challenge for investors. At MainStay Funds, our portfolio managers seek to prepare for the unknown by employing time-tested strategies and investment techniques as they pursue well-defined investment objectives outlined in the prospectus. Drawing on their own extensive investment experience, they pursue an appropriate balance of risk and reward for their respective Funds, no matter where the markets may move.

The report that follows shows how this approach affected your MainStay Fund during the 12 months ended October 31, 2014. We encourage you to read the report carefully and use it as you evaluate the progress of your investment portfolio. With increasing knowledge, ongoing portfolio adjustments and wise decisions along the way, you may be better able to pursue your long-range financial goals.

We thank you for choosing MainStay Funds, and we are pleased to have earned your trust. We know that with trust comes responsibility; and we will seek to honor that responsibility for as long as you invest with us.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2014

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	–2.92 0.09%	0.18 0.79%	2.01 2.32%	1.13 1.13%
Investor Class Shares[3]	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	–3.15 –0.15	–0.18 0.43	1.79 2.10	1.47 1.47
Class I Shares	No Sales Charge		0.45	1.07	2.61	0.88

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflect the deduction of all sales charges that would have applied for the periods of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
Barclays U.S. 1-3 Year Government/Credit Index[4]	0.89%	1.45%	2.84%
Average Lipper Short U.S. Government Fund[5]	0.58	1.04	2.26

4.	The Barclays U.S. 1-3 Year Government/Credit Index includes investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury, with maturities of one to three years. The Barclays U.S. 1-3 Year Government/Credit Index is the Fund’s broad-based securities-market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The average Lipper short U.S. government fund is representative of funds that invest primarily in securities issued or guaranteed by the U.S. government, its agencies, or its instrumentalities, with dollar-weighted average maturities of less than three years. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Short Term Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay Short Term Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2014, to October 31, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2014, to October 31, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/14	Ending Account Value (Based on Actual Returns and Expenses) 10/31/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/14	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$999.80	$4.33	$1,020.90	$4.38

Investor Class Shares	$1,000.00	$999.20	$6.20	$1,019.00	$6.26

Class I Shares	$1,000.00	$1,002.10	$3.08	$1,022.10	$3.11

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.86% for Class A, 1.23% for Investor Class and 0.61% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Portfolio Composition as of October 31, 2014 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Issuers Held as of October 31, 2014 (excluding short-term investment) (Unaudited)

1.	United States Treasury Notes, 0.25%–1.00%, due 6/15/15-5/31/18

2.	Chevron Corp., 0.889%–4.95%, due 6/24/16-3/3/19

3.	Oracle Corp., 1.20%–5.75%, due 10/15/17–4/15/18

4.	JPMorgan Chase & Co., 3.45%, due 3/1/16

5.	Total Capital S.A., 3.125%, due 10/2/15
6.	PNC Funding Corp., 3.625%, due 2/8/15

7.	Hutchison Whampoa International, Ltd., 4.625%, due 9/11/15

8.	General Electric Capital Corp., 3.75%, due 11/14/14

9.	Japan Tobacco, Inc., 2.10%, due 7/23/18

10.	Private Export Funding Corp., 1.375%, due 2/15/17

8	MainStay Short Term Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, Louis N. Cohen, CFA, and Claude Athaide, PhD, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Short Term Bond Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2014?

Excluding all sales charges, MainStay Short Term Bond Fund returned 0.09% for Class A shares and –0.15% for Investor Class shares for the 12 months ended October 31, 2014. Over the same period, Class I shares returned 0.45%. For the 12 months ended October 31, 2014, all share classes underperformed the 0.89% return of the Barclays U.S. 1–3 Year Government/Credit Index,1 which is the Fund’s primary broad-based securities-market index, and underperformed the 0.58% return of the average Lipper2 short U.S. government fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

U.S. Treasury securities and assets with a high correlation to U.S. Treasury securities have rallied since the beginning of 2014. We have maintained underweight positions in these asset classes because of our continued bias toward spread product.3 The Fund maintained an overweight position in corporate bonds with a bias toward investment-grade bonds with lower quality (ratings of A and BBB)4 than is characteristic of bonds in the Barclays U.S. 1–3 Year Government/Credit Index. The Fund underperformed the Index because of its underweight position in U.S. Treasury securities and its overweight position in corporate bonds.

What was the Fund’s duration5 strategy during the reporting period?

At the end of the reporting period, the Fund had a slightly shorter duration than the Barclays U.S. 1–3 Year Government/Credit Index. This positioning did not have a significant impact on performance. As of October 31, 2014, the effective duration of the Fund was 1.68 years.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

We believed that credit risk would be the principal driver of performance during the reporting period. We expected investment-grade corporate bonds to outperform U.S. government-related debt for three reasons. First, the prospects for credit-related sectors were aligned with the decision of the Federal Reserve’s monetary policymaking committee to maintain the federal funds target rate in a near-zero range. Second, the current low-interest-rate environment sparked healthy demand for higher-yielding products. Third, improving profitability signaled that corporations were doing more with less: less leverage, less short-term debt and smaller funding gaps. Improving credit fundamentals also supported a narrowing of spreads alongside a favorable supply/demand balance for corporate debt. (Spreads to U.S. Treasury securities tend to reflect the compensation investors require to assume credit risk.) The stock market also showed positive momentum, which helped the performance of corporate bonds across the credit-quality spectrum.

During the reporting period, which market segments were the strongest positive contributors to the Fund’s performance and which market segments were particularly weak?

From an industry standpoint, we continued to favor consumer-related sectors such as financials. The banking sector was the largest positive contributor to the Fund’s absolute performance during the reporting period. (Contributions take weightings and total returns into account.) Our primary emphasis was on senior and junior subordinated debt of large domestic banks. The capital-base strength of large U.S. banks (Tier 1) is an important factor for creditors. The Fund’s exposure to U.S. Treasury securities was also a strong contributor. Within the technology sector, Fund positions in higher-quality, longer-maturity bonds such as Apple, Intel and Oracle contributed positively to the Fund’s performance.

The Fund held an overweight position relative to the Barclays U.S. 1–3 Year Government/Credit Index in commercial mortgage-backed securities. Investments in commercial mortgage-backed securities contributed modestly to the Fund’s performance during the reporting period. We do believe, however, that this market offers less compensation for the risk that investors must assume. As a result, we are allowing our positions to roll off. The Fund’s exposure to commercial

1.	See footnote on page 6 for more information on the Barclays U.S. 1–3 Year Government/Credit Index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “spread product” refers to asset classes that typically trade at a spread to U.S. Treasury securities.
4.	An obligation rated ‘A’ by Standard & Poor’s (“S&P”) is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. It is the opinion of S&P, however, that the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. It is the opinion of S&P, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

9

mortgage-backed securities was limited to super-senior AAA-rated6 tranches.7

The Fund maintained a shorter duration than the Barclays U.S. 1-3 Year Government/Credit Index and the peer group. This shorter duration detracted from performance as interest rates declined during the reporting period.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund purchased five-year maturity bonds of energy company Chevron and automobile financing company American Honda Finance. The Fund purchased the Chevron bonds at a spread of 30 basis points over comparable five-year U.S. Treasury notes. (A basis point is one-hundredth of a percentage point.) American Honda Finance offered a spread of 58 basis points over comparable five-year U.S. Treasury notes.

The Fund eliminated its position in Intel and used the proceeds to purchase a position in Oracle, as we believed that the latter offered better value at the time. The Fund also sold Capital One to take advantage of the decline in longer-dated yield during the reporting period.

How did the Fund’s sector weightings change during the reporting period?

The Fund’s overall risk profile remained intact, consistent with our longer-term approach to investing. The Fund remained overweight in investment-grade corporate bonds relative to the Barclays U.S. 1–3 Year Government/Credit Index and underweight in U.S. Treasury securities.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2014, the Fund held an underweight position relative to the Barclays U.S. 1–3 Year Government/Credit Index in U.S. Treasury bonds. As of the same date, the Fund held overweight positions in agency bonds and corporate debt. As of the same date, the Fund also held a position in commercial mortgage-backed securities, which are not part of the Index.

6.	An obligation rated ‘AAA’ has the highest rating assigned by S&P, and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
7.	A tranche is a slice or portion of a bond offering or a class of securities within the offering. Different tranches may carry different maturities, payment schedules, yields, covenants or risks. Different tranches may sometimes be offered to different buyers, such as domestic and international investors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Short Term Bond Fund

Portfolio of Investments October 31, 2014

	Principal Amount	Value

Long-Term Bonds 94.2%† Asset-Backed Security 0.9%
Automobile 0.9%
Hertz Vehicle Financing LLC Series 2009-2A, Class A2 5.29%, due 3/25/16 (a)	$583,333	$589,153

Total Asset-Backed Security (Cost $602,909)		589,153

Corporate Bonds 52.6%
Agriculture 2.2%
♦Japan Tobacco, Inc. 2.10%, due 7/23/18 (a)	1,070,000	1,084,136
Reynolds American, Inc. 1.05%, due 10/30/15	420,000	420,801

		1,504,937

Auto Manufacturers 1.5%
American Honda Finance Corp. 2.25%, due 8/15/19	650,000	653,268
Daimler Finance North America LLC 1.375%, due 8/1/17 (a)	380,000	379,200

		1,032,468

Banks 15.5%
Bank of America Corp. 2.00%, due 1/11/18	305,000	305,760
5.42%, due 3/15/17	655,000	709,184
Barclays Bank PLC 6.05%, due 12/4/17 (a)	665,000	736,783
BB&T Corp. 1.60%, due 8/15/17	915,000	918,404
Citigroup, Inc. 5.50%, due 2/15/17	645,000	700,977
Discover Bank / Greenwood DE 2.00%, due 2/21/18	340,000	338,504
Goldman Sachs Group, Inc. (The) 3.625%, due 2/7/16	975,000	1,006,222
HSBC Bank PLC 1.50%, due 5/15/18 (a)	945,000	932,204
♦JPMorgan Chase & Co. 3.45%, due 3/1/16	1,235,000	1,275,905
Morgan Stanley 4.00%, due 7/24/15	895,000	917,231
♦PNC Funding Corp. 3.625%, due 2/8/15	1,240,000	1,250,454
Royal Bank of Scotland Group PLC 2.55%, due 9/18/15	565,000	573,072
Wells Fargo & Co. 5.00%, due 11/15/14	780,000	780,973

		10,445,673

	Principal Amount	Value

Beverages 2.9%
Coca-Cola Co. (The) 0.75%, due 3/13/15	$785,000	$786,179
PepsiCo., Inc. 0.75%, due 3/5/15	560,000	560,829
SABMiller Holdings, Inc. 1.85%, due 1/15/15 (a)	585,000	586,427

		1,933,435

Computers & Peripherals 1.3%
Apple, Inc. 1.00%, due 5/3/18	875,000	858,147

Diversified Financial Services 1.8%
♦General Electric Capital Corp. 3.75%, due 11/14/14	1,220,000	1,221,039

Electric 1.3%
Dominion Gas Holdings LLC 1.05%, due 11/1/16	890,000	889,996

Finance—Commercial 1.2%
Caterpillar Financial Services Corp. 1.25%, due 11/6/17	790,000	784,143

Finance—Consumer Loans 0.7%
John Deere Capital Corp. 1.05%, due 10/11/16	440,000	441,555

Finance—Other Services 1.5%
♦Private Export Funding Corp. 1.375%, due 2/15/17	1,020,000	1,031,812

Food 0.9%
Kellogg Co. 1.125%, due 5/15/15	305,000	305,891
Kraft Foods Group, Inc. 1.625%, due 6/4/15	290,000	291,778

		597,669

Health Care—Products 0.6%
Baxter International, Inc. 0.95%, due 6/1/16	440,000	440,786

Health Care—Services 0.8%
UnitedHealth Group, Inc. 0.85%, due 10/15/15	535,000	537,038

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest issuers held, as of October 31, 2014, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2014 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Holding Company—Diversified 1.8%
♦Hutchison Whampoa International, Ltd. 4.625%, due 9/11/15 (a)	$1,195,000	$1,233,681

Insurance 0.5%
Berkshire Hathaway Finance Corp. 0.95%, due 8/15/16	305,000	306,694

Miscellaneous—Manufacturing 1.0%
3M Co. 1.375%, due 9/29/16	660,000	669,457

Oil & Gas 8.9%
BP Capital Markets PLC 3.20%, due 3/11/16	385,000	397,510
♦Chevron Corp. 0.889%, due 6/24/16	1,365,000	1,371,963
4.95%, due 3/3/19	445,000	501,347
ConocoPhillips Co. 1.05%, due 12/15/17	455,000	450,188
Freeport-McMoran Oil & Gas LLC 6.50%, due 11/15/20	540,000	589,680
Petrobras Global Finance B.V. 2.00%, due 5/20/16	480,000	478,445
Phillips 66 2.95%, due 5/1/17	285,000	295,957
Shell International Finance B.V. 3.10%, due 6/28/15	665,000	677,101
♦Total Capital S.A. 3.125%, due 10/2/15	1,235,000	1,265,251

		6,027,442

Pharmaceuticals 1.6%
Eli Lilly & Co. 1.95%, due 3/15/19	335,000	336,274
Pfizer, Inc. 5.35%, due 3/15/15	750,000	763,129

		1,099,403

Pipelines 0.4%
EnLink Midstream Partners, L.P. 2.70%, due 4/1/19	265,000	267,499

Retail 1.4%
Costco Wholesale Corp. 0.65%, due 12/7/15	940,000	942,190

Software 2.4%
♦Oracle Corp. 1.20%, due 10/15/17	730,000	727,614
5.75%, due 4/15/18	765,000	868,395

		1,596,009

	Principal Amount	Value

Telecommunications 2.4%
Telefonica Emisiones SAU 4.949%, due 1/15/15	$785,000	$791,388
Verizon Communications, Inc. 0.70%, due 11/2/15	800,000	800,590

		1,591,978

Total Corporate Bonds (Cost $35,303,125)		35,453,051

Mortgage-Backed Securities 1.1%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 1.1%
Bear Stearns Commercial Mortgage Securities Trust Series 2005-PW10, Class A4 5.405%, due 12/11/40 (b)	351,635	362,283
LB-UBS Commercial Mortgage Trust Series 2004-C1, Class A4 4.568%, due 1/15/31	100,769	103,313
RBSCF Trust Series 2010-MB1, Class A2 3.686%, due 4/15/24 (a)	315,468	316,599

Total Mortgage-Backed Securities (Cost $828,371)		782,195

U.S. Government & Federal Agencies 39.6%
Federal Home Loan Bank 1.5%
1.40%, due 6/12/18	1,010,000	1,004,863

Federal National Mortgage Association (Mortgage Pass-Through Security) 1.1%
2.00%, due 10/17/17	680,000	697,770
4.50%, due 11/1/18	58,610	61,751

		759,521

♦United States Treasury Notes 37.0%
0.25%, due 4/15/16	8,430,000	8,424,074
0.375%, due 6/15/15	2,885,000	2,889,506
0.50%, due 6/15/16	3,390,000	3,398,739
0.50%, due 7/31/17	2,000,000	1,980,468
0.625%, due 5/31/17	2,125,000	2,116,035
0.875%, due 2/28/17	2,700,000	2,713,500
1.00%, due 5/31/18	3,450,000	3,423,318

		24,945,640

Total U.S. Government & Federal Agencies (Cost $26,627,982)		26,710,024

Total Long-Term Bonds (Cost $63,362,387)		63,534,423

12	MainStay Short Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Short-Term Investment 7.1%
Repurchase Agreement 7.1%
State Street Bank and Trust Co. 0.00%, dated 10/31/14 due 11/3/14 Proceeds at Maturity $4,807,479 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 1.96% and a maturity date of 11/7/22, with a Principal Amount of $5,200,000 and a Market Value of $4,906,060)	$4,807,479	$4,807,479

Total Short-Term Investment (Cost $4,807,479)		4,807,479

Total Investments (Cost $68,169,866) (c)	101.3%	68,341,902
Other Assets, Less Liabilities	(1.3)	(902,676)
Net Assets	100.0%	$67,439,226
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown was the rate in effect as of October 31, 2014.

(c)	As of October 31, 2014, cost was $68,169,866 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$305,708
Gross unrealized depreciation	(133,672)

Net unrealized appreciation	$172,036

The following is a summary of the fair valuations according to the inputs used as of October 31, 2014, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Security	$—	$589,153	$—	$589,153
Corporate Bonds	—	35,453,051	—	35,453,051
Mortgage-Backed Securities	—	782,195	—	782,195
U.S. Government & Federal Agencies	—	26,710,024	—	26,710,024

Total Long-Term Bonds	—	63,534,423	—	63,534,423

Short-Term Investment
Repurchase Agreement	—	4,807,479	—	4,807,479

Total Investments in Securities	$—	$68,341,902	$—	$68,341,902

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2014, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2014, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of October 31, 2014

Assets
Investment in securities, at value (identified cost $68,169,866)	$68,341,902
Receivables:
Interest	282,830
Fund shares sold	30,817
Other assets	17,056

Total assets	68,672,605

Liabilities
Payables:
Investment securities purchased	991,669
Fund shares redeemed	177,550
Manager (See Note 3)	26,583
Transfer agent (See Note 3)	11,592
Shareholder communication	7,784
NYLIFE Distributors (See Note 3)	5,060
Professional fees	3,843
Custodian	638
Trustees	140
Accrued expenses	3,620
Dividend payable	4,900

Total liabilities	1,233,379

Net assets	$67,439,226

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$7,068
Additional paid-in capital	67,187,845

67,194,913
Distributions in excess of net investment income	(1,962)
Accumulated net realized gain (loss) on investments	74,239
Net unrealized appreciation (depreciation) on investments	172,036

Net assets	$67,439,226

Class A
Net assets applicable to outstanding shares	$20,085,990

Shares of beneficial interest outstanding	2,105,345

Net asset value per share outstanding	$9.54
Maximum sales charge (3.00% of offering price)	0.30

Maximum offering price per share outstanding	$9.84

Investor Class
Net assets applicable to outstanding shares	$3,844,359

Shares of beneficial interest outstanding	401,903

Net asset value per share outstanding	$9.57
Maximum sales charge (3.00% of offering price)	0.30

Maximum offering price per share outstanding	$9.87

Class I
Net assets applicable to outstanding shares	$43,508,877

Shares of beneficial interest outstanding	4,560,747

Net asset value and offering price per share outstanding	$9.54

14	MainStay Short Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2014

Investment Income (Loss)
Income
Interest	$965,061

Expenses
Manager (See Note 3)	456,981
Distribution/Service—Class A (See Note 3)	54,513
Distribution/Service—Investor Class (See Note 3)	9,652
Transfer agent (See Note 3)	60,884
Professional fees	48,520
Registration	47,404
Custodian	6,595
Shareholder communication	6,595
Trustees	1,302
Miscellaneous	8,578

Total expenses before waiver/reimbursement	701,024
Expense waiver/reimbursement from Manager (See Note 3)	(156,998)

Net expenses	544,026

Net investment income (loss)	421,035

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	74,360
Net change in unrealized appreciation (depreciation) on investments	(284,018)

Net realized and unrealized gain (loss) on investments	(209,658)

Net increase (decrease) in net assets resulting from operations	$211,377

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the years ended October 31, 2014 and October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$421,035	$648,677
Net realized gain (loss) on investments	74,360	182,626
Net change in unrealized appreciation (depreciation) on investments	(284,018)	(799,686)

Net increase (decrease) in net assets resulting from operations	211,377	31,617

Dividends and distributions to shareholders:
From net investment income:
Class A	(87,334)	(156,208)
Investor Class	(2,457)	(9,148)
Class I	(330,654)	(483,929)

	(420,445)	(649,285)

From net realized gain on investments:
Class A	(49,098)	(126,883)
Investor Class	(8,065)	(17,969)
Class I	(120,264)	(212,374)

	(177,427)	(357,226)

Total dividends and distributions to shareholders	(597,872)	(1,006,511)

Capital share transactions:
Net proceeds from sale of shares	38,396,223	92,310,800
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	531,022	895,672
Cost of shares redeemed	(60,159,882)	(90,460,140)

Increase (decrease) in net assets derived from capital share transactions	(21,232,637)	2,746,332

Net increase (decrease) in net assets	(21,619,132)	1,771,438

Net Assets
Beginning of year	89,058,358	87,286,920

End of year	$67,439,226	$89,058,358

Distributions in excess of net investment income at end of year	$(1,962)	$(2,552)

16	MainStay Short Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2014	2013	2012	2011	2010
Net asset value at beginning of year	$9.59	$9.68	$9.69	$9.78	$9.79

Net investment income (loss)	0.04	0.05	0.09	0.11	0.11
Net realized and unrealized gain (loss) on investments	(0.03)	(0.05)	0.02	(0.06)	0.11

Total from investment operations	0.01	—	0.11	0.05	0.22

Less dividends and distributions:
From net investment income	(0.04)	(0.05)	(0.08)	(0.12)	(0.11)
From net realized gain on investments	(0.02)	(0.04)	(0.04)	(0.02)	(0.12)

Total dividends and distributions	(0.06)	(0.09)	(0.12)	(0.14)	(0.23)

Net asset value at end of year	$9.54	$9.59	$9.68	$9.69	$9.78

Total investment return (a)	0.09%	0.04%	1.13%	0.53%	2.19%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.41%	0.57%	0.77%	1.23%	1.03%
Net expenses	0.86%	0.88%	0.93%	0.93%	0.93%
Expenses (before waiver/reimbursement)	1.07%	1.13%	1.10%	1.15%	1.15%
Portfolio turnover rate	30%	67%	60%	39%	68	%(b)
Net assets at end of year (in 000’s)	$20,086	$24,657	$31,422	$31,689	$36,665

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	The portfolio turnover rate not including mortgage dollar rolls was 52% for the year ended October 31, 2010.

	Year ended October 31,
Investor Class	2014	2013	2012	2011	2010
Net asset value at beginning of year	$9.61	$9.71	$9.72	$9.81	$9.81

Net investment income (loss)	0.01	0.02	0.04	0.08	0.05
Net realized and unrealized gain (loss) on investments	(0.02)	(0.06)	0.03	(0.06)	0.13

Total from investment operations	(0.01)	(0.04)	0.07	0.02	0.18

Less dividends and distributions:
From net investment income	(0.01)	(0.02)	(0.04)	(0.09)	(0.06)
From net realized gain on investments	(0.02)	(0.04)	(0.04)	(0.02)	(0.12)

Total dividends and distributions	(0.03)	(0.06)	(0.08)	(0.11)	(0.18)

Net asset value at end of year	$9.57	$9.61	$9.71	$9.72	$9.81

Total investment return (a)	(0.15%)	(0.41%)	0.79%	0.13%	1.83%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.02%	0.22%	0.44%	0.83%	0.63%
Net expenses	1.24%	1.23%	1.27%	1.33%	1.38%
Expenses (before waiver/reimbursement)	1.45%	1.47%	1.44%	1.55%	1.60%
Portfolio turnover rate	30%	67%	60%	39%	68	%(b)
Net assets at end of year (in 000’s)	$3,844	$3,965	$4,356	$4,128	$4,119

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	The portfolio turnover rate not including mortgage dollar rolls was 52% for the year ended October 31, 2010.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2014	2013	2012	2011	2010
Net asset value at beginning of year	$9.58	$9.68	$9.69	$9.78	$9.78

Net investment income (loss)	0.05	0.08	0.10	0.14	0.13
Net realized and unrealized gain (loss) on investments	(0.01)	(0.06)	0.03	(0.06)	0.12

Total from investment operations	0.04	0.02	0.13	0.08	0.25

Less dividends and distributions:
From net investment income	(0.06)	(0.08)	(0.10)	(0.15)	(0.13)
From net realized gain on investments	(0.02)	(0.04)	(0.04)	(0.02)	(0.12)

Total dividends and distributions	(0.08)	(0.12)	(0.14)	(0.17)	(0.25)

Net asset value at end of year	$9.54	$9.58	$9.68	$9.69	$9.78

Total investment return (a)	0.45%	0.19%	1.39%	0.78%	2.55%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.66%	0.79%	1.03%	1.48%	1.32%
Net expenses	0.61%	0.63%	0.68%	0.68%	0.68%
Expenses (before waiver/reimbursement)	0.82%	0.88%	0.85%	0.90%	0.90%
Portfolio turnover rate	30%	67%	60%	39%	68	%(b)
Net assets at end of year (in 000’s)	$43,509	$60,437	$51,509	$48,193	$76,456

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(b)	The portfolio turnover rate not including mortgage dollar rolls was 52% for the year ended October 31, 2010.

18	MainStay Short Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Short Term Bond Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. The Fund is the successor of the Mainstay Short Term Bond Fund, a series of Eclipse Funds Inc. (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on February 26, 2010. All information regarding and references to periods prior to February 26, 2010 relate to the Predecessor Fund.

The Fund currently offers three classes of shares. Class I shares commenced operations on January 2, 1991. Class A shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The three classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class A and Investor Class shares are subject to a distribution and/or service fee. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the full Board for its review and ratification, if appropriate, at its next regularly scheduled meeting immediately after such action.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

19

Notes to Financial Statements (continued)

The aggregate value by input level, as of October 31, 2014, for the Fund’s assets or liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent valuation uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. For the year ended October 31, 2014, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2014, the Fund did not hold any securities that were fair valued in such a manner.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and

20	MainStay Short Term Bond Fund

losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liqui-

date the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Dollar Rolls.  The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom they simultaneously agree to buy a similar security on a delayed delivery basis. The dollar roll transactions of the Fund are generally classified as purchase and sale transactions. The securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute securities lending at any time without notice when deemed appropriate. The Fund did not have any portfolio securities on loan as of October 31, 2014.

(J)  Concentration of Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

21

Notes to Financial Statements (continued)

(K)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. MacKay Shields LLC (“MacKay Shields” or the ‘‘Subadvisor’’), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million and 0.575% in excess of $500 million. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.50% on assets up to $500 million; and 0.475% on assets in excess of $500 million. This agreement will remain in effect until February 28, 2015, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.60% for the year ended October 31, 2014.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 0.86% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement will remain in effect until February 28, 2015 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the year ended October 31, 2014, New York Life Investments earned fees from the Fund in the amount of $456,981 and waived its fees and/or reimbursed expenses in the amount of $156,998.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A and Investor Class shares were $5,486 and $1,112, respectively, for the year ended October 31, 2014. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A shares of $1,656 for the year ended October 31, 2014.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2014, were as follows:

Class A	$13,173
Investor Class	17,138
Class I	30,573

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an

22	MainStay Short Term Bond Fund

effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2014, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$3,794	$73,383	$(4,900)	$172,036	$244,313

Other temporary differences are primarily due to dividends payable.

The tax character of distributions paid during the years ended October 31, 2014 and October 31, 2013 shown in the Statements of Changes in Net Assets was as follows:

	2014	2013
Distributions paid from:
Ordinary Income	$436,880	$656,485
Long-Term Capital Gain	160,992	350,026
Total	$597,872	$1,006,511

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 5, 2014, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum amount of $700,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 4, 2015, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 5, 2014, the aggregate commitment amount was $300,000,000 with an optional maximum amount of $400,000,000. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the year ended October 31, 2014.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2014, purchases and sales of U.S. government securities were $15,370 and $28,498, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $6,214 and $13,967, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2014:
Shares sold	583,104	$5,571,685
Shares issued to shareholders in reinvestment of dividends and distributions	13,234	126,430
Shares redeemed	(1,051,168)	(10,044,830)

Net increase (decrease) in shares outstanding before conversion	(454,830)	(4,346,715)
Shares converted into Class A (See Note 1)	4,207	40,173
Shares converted from Class A (See Note 1)	(16,440)	(156,765)

Net increase (decrease)	(467,063)	$(4,463,307)

Year ended October 31, 2013:
Shares sold	1,633,514	$15,675,928
Shares issued to shareholders in reinvestment of dividends and distributions	22,259	214,062
Shares redeemed	(2,325,264)	(22,315,469)

Net increase (decrease) in shares outstanding before conversion	(669,491)	(6,425,479)
Shares converted into Class A (See Note 1)	18,475	176,945
Shares converted from Class A (See Note 1)	(21,653)	(207,754)

Net increase (decrease)	(672,669)	$(6,456,288)

Investor Class	Shares	Amount
Year ended October 31, 2014:
Shares sold	62,070	$594,852
Shares issued to shareholders in reinvestment of dividends and distributions	1,094	10,488
Shares redeemed	(85,847)	(822,654)

Net increase (decrease) in shares outstanding before conversion	(22,683)	(217,314)
Shares converted into Investor Class (See Note 1)	16,388	156,765
Shares converted from Investor Class (See Note 1)	(4,194)	(40,173)

Net increase (decrease)	(10,489)	$(100,722)

Year ended October 31, 2013:
Shares sold	139,761	$1,347,695
Shares issued to shareholders in reinvestment of dividends and distributions	2,795	26,995
Shares redeemed	(181,834)	(1,752,848)

Net increase (decrease) in shares outstanding before conversion	(39,278)	(378,158)
Shares converted into Investor Class (See Note 1)	21,586	207,754
Shares converted from Investor Class (See Note 1)	(18,418)	(176,945)

Net increase (decrease)	(36,110)	$(347,349)

23

Notes to Financial Statements (continued)

Class I	Shares	Amount
Year ended October 31, 2014:
Shares sold	3,375,337	$32,229,686
Shares issued to shareholders in reinvestment of dividends and distributions	41,254	394,104
Shares redeemed	(5,162,502)	(49,292,398)

Net increase (decrease)	(1,745,911)	$(16,668,608)

Year ended October 31, 2013:
Shares sold	7,851,405	$75,287,177
Shares issued to shareholders in reinvestment of dividends and distributions	68,138	654,615
Shares redeemed	(6,933,387)	(66,391,823)

Net increase (decrease)	986,156	$9,549,969

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2014, events and transactions subsequent to October 31, 2014, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

24	MainStay Short Term Bond Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Short Term Bond Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Short Term Bond Fund of MainStay Funds Trust as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2014

25

Federal Income Tax Information

(Unaudited)

The Fund is required by the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, the Fund paid $160,992 as a long term capital gain distribution.

In February 2015, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2014. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2014.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at
800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

26	MainStay Short Term Bond Fund

Board of Trustees and Officers (Unaudited)

The Board of Trustees oversees the actions of the MainStay Group of Funds (which is comprised of Funds that are series of the MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay DefinedTerm Municipal Opportunities Fund) (collectively the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s), and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal.

Under the Retirement Policy, a Board Member must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board Members. Information pertaining to the Board Members and officers is set forth below. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Board Members are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Board Members	John Y. Kim* 9/24/60	Indefinite; The MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008.***	Vice Chairman (since January 2014) and Chief Investment Officer (since 2011), New York Life Insurance Company; President, Investments Group—New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management Holdings LLC (since 2008); Chairman of the Board of Managers (since 2008) and Chief Executive Officer (2008 to 2013), New York Life Investment Management LLC; Member of the Board, MCF Capital Management LLC (since 2012), Private Advisors LLC (since 2010); MacKay Shields LLC and Madison Capital Funding LLC (since 2008); and Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012)	82

MainStay VP Funds Trust:
Trustee since 2008 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

27

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	82

MainStay VP Funds Trust:

Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; The MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82

MainStay VP Funds Trust:

Chairman since 2013 and Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011;

Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	82

MainStay VP Funds Trust:

Trustee since 2006 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; The MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82

MainStay VP Funds Trust:

Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

28	MainStay Short Term Bond Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40	Indefinite; The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (since 2008); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, University of California—San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011)	82

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 1994 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

	John A. Weisser 10/22/41	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	82

MainStay VP Funds Trust:

Trustee since 1997 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

29

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since January 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Senior Managing Director (since 2012) and Chairman of the Board (since 2008), NYLIM Service Company LLC; Senior Managing Director (since 2005) and Co-President (since January 2014), New York Life Investment Management LLC; President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012))
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, The MainStay Funds and MainStay Funds Trust (since 2014)	Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Assistant Secretary, MainStay VP Funds Trust (2010 to 2014)**, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014); Associate, Dechert LLP (2006 to 2010)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**; Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Insurance Company, New York Life Investment Management LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

30	MainStay Short Term Bond Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Alternative

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2014 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1631593 MS360-14	MSSB11-12/14 (NYLIM) NL230

MainStay U.S. Equity Opportunities Fund

Message from the President and Annual Report

October 31, 2014

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Message from the President

U.S. stocks saw relatively strong results for the 12 months ended October 31, 2014, with several leading U.S. stock indices recording double-digit returns. Despite geopolitical unrest and global economic uncertainty, domestic stocks benefited from accommodative central bank policies, increased merger and acquisition activity and solid corporate earnings.

In the United States, growth stocks outpaced value stocks at all capitalization levels except the very smallest, according to Russell data. Among stocks that Russell deemed defensive, however, the trend reversed, with value tending to outperform growth.

On the whole, international stocks provided disappointing performance during the 12-month reporting period, with returns for leading international stock indices ranging from nearly flat to negative. Increasing investor uncertainty about Europe, China and Japan contributed to the weakness, as did continuing tensions between Russia and Ukraine.

In Europe, slowing growth in gross domestic product (GDP) fueled deflation concerns, and remarks by the European Central Bank were not able to restore market confidence. The slowing pace of growth in China affected many countries, especially export-oriented emerging markets. Japan’s economy struggled after a consumer tax hike in April 2014 led to questions about the viability of the nation’s economic reforms.

For the most part, bond markets provided positive returns, with strong results from convertible bonds and emerging-market bonds overall. The Federal Open Market Committee kept the federal funds target rate in a range near zero throughout the reporting period. This accommodative stance benefited high-yield bonds and leveraged loans as investors searched for yield. The demand for municipal bonds remained consistently strong throughout the reporting period and municipal bond returns were strengthened as supply declined year-over-year.

If there’s anything certain about the stock and bond markets, it’s that there will always be unpredictable elements. This poses a difficult—but not insurmountable—challenge for investors. At MainStay Funds, our portfolio managers seek to prepare for the unknown by employing time-tested strategies and investment techniques as they pursue well-defined investment objectives outlined in the prospectus. Drawing on their own extensive investment experience, they pursue an appropriate balance of risk and reward for their respective Funds, no matter where the markets may move.

The report that follows shows how this approach affected your MainStay Fund during the 12 months ended October 31, 2014. We encourage you to read the report carefully and use it as you evaluate the progress of your investment portfolio. With increasing knowledge, ongoing portfolio adjustments and wise decisions along the way, you may be better able to pursue your long-range financial goals.

We thank you for choosing MainStay Funds, and we are pleased to have earned your trust. We know that with trust comes responsibility; and we will seek to honor that responsibility for as long as you invest with us.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information.

You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read each Fund’s

Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2014

Class	Sales Charge		One Year	Five Years	Since Inception (6/29/07)	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	11.31 17.79%	16.00 17.32%	4.17 4.97%	2.59 2.59%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	11.19 17.66	15.72 17.04	3.96 4.76	2.85 2.85
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	15.80 16.68	16.13 16.13	3.97 3.97	3.62 3.62
Class I Shares	No Sales Charge		18.13	17.60	5.21	2.36

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividends and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Since Inception
Russell 1000® Index[4]	16.78%	16.98%	6.60%
Average Lipper Alternative Active Extension Fund[5]	16.98	15.31	5.13

4.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.	The average Lipper alternative active extension fund is representative of funds that combine long and short stock selection to invest in a diversified portfolio of U.S. large-cap equities, with a target net exposure of 100% long. Typical strategies vary between 110% long and 10% short to 160% long and 60% short. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay U.S. Equity Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay U.S. Equity Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2014, to October 31, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2014, to October 31, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/14	Ending Account Value (Based on Actual Returns and Expenses) 10/31/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/14	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,068.50	$12.36	$1,013.30	$12.03

Investor Class Shares	$1,000.00	$1,067.90	$13.40	$1,012.20	$13.03

Class C Shares	$1,000.00	$1,062.80	$17.21	$1,008.50	$16.76

Class I Shares	$1,000.00	$1,070.50	$10.70	$1,014.90	$10.41

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (2.37% for Class A, 2.57% for Investor Class, 3.31% for Class C and 2.05% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Industry Composition as of October 31, 2014 (Unaudited)

Oil, Gas & Consumable Fuels	10.9%
Pharmaceuticals	6.3
Technology Hardware, Storage & Peripherals	6.2
Biotechnology	5.8
Software	5.8
Banks	5.1
Specialty Retail	5.1
Health Care Providers & Services	5.0
Internet Software & Services	4.5
Media	3.7
Food Products	3.6
Real Estate Investment Trusts	3.5
Diversified Telecommunication Services	3.2
Aerospace & Defense	3.1
Hotels, Restaurants & Leisure	3.1
Capital Markets	3.0
IT Services	2.8
Metals & Mining	2.6
Energy Equipment & Services	2.5
Semiconductors & Semiconductor Equipment	2.5
Diversified Financial Services	2.4
Health Care Equipment & Supplies	2.2
Beverages	2.1
Life Sciences Tools & Services	2.1
Communications Equipment	2.0
Machinery	2.0
Road & Rail	2.0
Chemicals	1.9
Internet & Catalog Retail	1.9
Insurance	1.8
Household Products	1.7
Electronic Equipment, Instruments & Components	1.4

Household Durables	1.4%
Multiline Retail	1.3
Trading Companies & Distributors	1.3
Commercial Services & Supplies	1.2
Food & Staples Retailing	1.1
Textiles, Apparel & Luxury Goods	1.1
Industrial Conglomerates	1.0
Auto Components	0.9
Airlines	0.8
Electrical Equipment	0.8
Wireless Telecommunication Services	0.8
Air Freight & Logistics	0.7
Automobiles	0.7
Diversified Consumer Services	0.7
Electric Utilities	0.7
Professional Services	0.7
Real Estate Management & Development	0.6
Exchange -Traded Fund	0.5
Independent Power & Renewable Electricity Producers	0.3
Marine	0.2
Multi-Utilities	0.2
Health Care Technology	0.1
Paper & Forest Products	0.1
Thrifts & Mortgage Finance	0.1
Tobacco	0.1
Building Products	0.0	‡
Personal Products	0.0	‡
Short-Term Investment	0.2
Other Assets, Less Liabilities	–0.2
Investments Sold Short	–29.2

	100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of October 31, 2014 (excluding short-term investment) (Unaudited)

1.	Apple, Inc.

2.	Exxon Mobil Corp.

3.	Microsoft Corp.

4.	Johnson & Johnson

5.	Berkshire Hathaway, Inc. Class B
6.	Chevron Corp.

7.	Verizon Communications, Inc.

8.	JPMorgan Chase & Co.

9.	Gilead Sciences, Inc.

10.	Intel Corp.

Top Five Short Positions as of October 31, 2014 (Unaudited)

1.	CarMax, Inc.
2.	IPG Photonics Corp.
3.	Zynga, Inc. Class A
4.	Cobalt International Energy, Inc.
5.	Jazz Pharmaceuticals PLC

8	MainStay U.S. Equity Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Mona Patni, Andrew Ver Planck, CFA, and Migene Kim, CFA, of Cornerstone Capital Management Holdings LLC, the Fund’s Subadvisor.

How did MainStay U.S. Equity Opportunities Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2014?

Excluding all sales charges, MainStay U.S. Equity Opportunities Fund returned 17.79% for Class A shares, 17.66% for Investor Class shares and 16.68% for Class C shares for the 12 months ended October 31, 2014. Over the same period, the Fund’s Class I shares returned 18.13%. For the 12 months ended October 31, 2014, all share classes except Class C shares outperformed the 16.78% return of the Russell 1000® Index,1 which is the Fund’s primary broad-based securities-market index. Over the same period, all share classes except Class C shares outperformed the 16.98% return of the average Lipper2 alternative active extension fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s performance relative to the Russell 1000® Index resulted primarily because of strong stock selection. More specifically, the Fund has the ability to establish both long and short positions and to invest in smaller, less-efficient securities. By “smaller and less efficient” we mean that less information may be available to investors, less coverage may be provided by analysts, and in some cases, the companies may have a shorter operating history than larger companies. These inefficiencies may result in certain securities being significantly over- or undervalued, a fact that the Fund was able to use to its advantage during the reporting period. In light of these factors, the Fund’s investment process seeks to deliver superior risk-adjusted performance relative to long-only active managers.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

Consumer discretionary, consumer staples and information technology made the strongest sector contributions to the Fund’s performance relative to the Russell 1000® Index. (Contributions take weightings and total returns into account.) Favorable stock selection helped the Fund’s relative performance in all three sectors. Underweighting consumer staples and overweighting information technology also added to Fund’s relative performance.

Health care, industrials and utilities were the sectors that detracted the most from the Fund’s performance relative to the Russell 1000® Index. Weak stock selection in health care and industrials hurt relative performance. Underweighting utilities, the third-best-performing sector in the Russell 1000® Index during the reporting period, also had a negative impact on the Fund’s relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The strongest positive contributions to absolute performance came from infrastructure software company Microsoft, semiconductor device company Intel and road & rail company Avis Budget Group. Shares of Microsoft rose during the reporting period after the company successfully released new products and delivered improving financials. Intel, a recognized brand in the microprocessor and semiconductor market, has seen a rise in its stock price with expanding margins in recent quarters, driven by higher platform volumes and lower unit costs. Shares of Avis Budget Group, an auto retail store company, rallied after the company reported strong quarterly performance driven by robust volume and pricing trends in North America and excellent results in Europe over the summer. The company also focused on speeding up growth in its most profitable channels and announced an increase in its stock repurchase program in April 2014, which helped the stock’s performance.

The most substantial detractors from absolute performance were infrastructure software company Palo Alto Networks, biotechnology company Achillon Pharmaceuticals and marine shipping company Golar LNG. A short position in Palo Alto Networks detracted from absolute performance as the company’s shares rallied given a strong firewall market amid a number of high-profile security breaches and several new growth avenues. A short position in Achillon Pharmaceuticals was not rewarded, as the company became the subject of buyout speculation in June 2014 when large pharmaceutical company Merck & Co. paid a hefty premium to acquire Idenix Pharmaceuticals for its hepatitis C drug. Achillion is developing a drug in the same class as Idenix’s and has appreciated since it is considered by some to be the only real buyout target left in this field. Golar LNG has done well during the reporting period given the strong and growing demand for liquified natural gas. Since the Fund held a short position in the stock, however, Golar LNG detracted from the Fund’s absolute performance.

Did the Fund make any significant purchases or sales during the reporting period?

Among the Fund’s purchases during the reporting period were shares of computer peripherals company EMC and construction & mining machinery company Caterpillar. EMC’s shares rallied this summer on news that Paul Singer’s activist hedge fund Elliott Management accumulated a stake worth over

1.	See footnote on page 6 for more information on the Russell 1000® Index.
2.	See footnote on page 6 for more information on Lipper Inc.

9

$1 billion in the computer storage giant. The company also benefited from soaring storage demand. Caterpillar continued its winning ways, delivering strong earnings as it focused on factors within its control, such as rightsizing inventory, maintaining a solid balance sheet and generating strong cash-flow funding for dividends and a share repurchase program.

The Fund sold shares of energy manufacturing and logistics company Phillips 66 because of declining momentum scores, when industry momentum turned negative as crude-oil prices declined. The Fund trimmed its position in IT services company IBM. The company’s share price declined after management reported weaker-than-expected quarterly results and eliminated the company’s “road map” for earnings in 2015.

How did the Fund’s sector weightings change during the reporting period?

The sectors that saw the most substantial weighting increases relative to the Russell 1000® Index during the reporting period were health care and materials. Over the same period, the largest sector-weighting reductions were in energy and consumer discretionary.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2014, the Fund’s most substantially overweight sector positions relative to the Russell 1000® Index were in health care and information technology. As of the same date, the Fund held underweight positions relative to the Index in the financials and utilities sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay U.S. Equity Opportunities Fund

Portfolio of Investments October 31, 2014

	Shares	Value

Common Stocks 128.7%†
Aerospace & Defense 3.1%
Alliant Techsystems, Inc.	23,600	$2,760,256
Boeing Co. (The)	23,187	2,896,288
Engility Holdings, Inc. (a)	35,054	1,514,333
Huntington Ingalls Industries, Inc.	32,643	3,454,282
Spirit AeroSystems Holdings, Inc. Class A (a)	61,200	2,407,608
Textron, Inc.	86,800	3,604,804

		16,637,571

Air Freight & Logistics 0.7%
FedEx Corp.	21,300	3,565,620

Airlines 0.8%
Hawaiian Holdings, Inc. (a)	47,800	828,852
United Continental Holdings, Inc. (a)	69,601	3,675,629

		4,504,481

Auto Components 0.9%
Lear Corp.	37,200	3,441,000
Tower International, Inc. (a)	47,100	1,144,530

		4,585,530

Automobiles 0.7%
General Motors Co.	109,028	3,423,479
Tesla Motors, Inc. (a)	2,321	560,986

		3,984,465

Banks 5.1%
Banco Latinoamericano de Comercio Exterior S.A. Class E	40,000	1,345,600
Bank of America Corp.	176,083	3,021,585
Citigroup, Inc.	38,368	2,053,839
Fifth Third Bancorp	41,499	829,565
First Republic Bank	40,369	2,055,993
♦JPMorgan Chase & Co. (b)	131,719	7,966,365
KeyCorp	173,981	2,296,549
SunTrust Banks, Inc.	6,363	249,048
SVB Financial Group (a)	20,800	2,329,392
United Community Banks, Inc.	50,200	905,106
Wells Fargo & Co.	81,967	4,351,628

		27,404,670

Beverages 2.1%
Coca-Cola Co. (The)	28,889	1,209,872
Coca-Cola Enterprises, Inc.	76,600	3,320,610
Dr. Pepper Snapple Group, Inc.	5,200	360,100
PepsiCo., Inc. (b)	67,384	6,480,319

		11,370,901

Biotechnology 5.8%
Acorda Therapeutics, Inc. (a)	36,800	1,281,376
AMAG Pharmaceuticals, Inc. (a)	12,200	402,722

	Shares	Value

Biotechnology (continued)
Amgen, Inc. (b)	40,327	$6,540,233
Biogen Idec, Inc. (a)	13,800	4,430,904
Celgene Corp. (a)	10,100	1,081,609
Dyax Corp. (a)	118,800	1,469,556
Emergent BioSolutions, Inc. (a)	53,100	1,201,122
Epizyme, Inc. (a)	12,100	321,013
Genomic Health, Inc. (a)	4,700	170,798
♦Gilead Sciences, Inc. (a)(b)	67,800	7,593,600
Intercept Pharmaceuticals, Inc. (a)	300	77,517
Momenta Pharmaceuticals, Inc. (a)	3,699	40,356
Myriad Genetics, Inc. (a)	52,300	2,065,327
Repligen Corp. (a)	36,301	915,511
Spectrum Pharmaceuticals, Inc. (a)	24,935	189,007
United Therapeutics Corp. (a)	25,000	3,274,250

		31,054,901

Building Products 0.0%‡
Masco Corp.	2,900	64,003

Capital Markets 3.0%
Bank of New York Mellon Corp. (b)	108,834	4,214,052
Franklin Resources, Inc.	2,500	139,025
Lazard, Ltd. Class A	65,740	3,235,065
Legg Mason, Inc.	63,600	3,307,200
LPL Financial Holdings, Inc.	31,292	1,295,176
Raymond James Financial, Inc.	59,700	3,350,961
State Street Corp.	5,721	431,707

		15,973,186

Chemicals 1.9%
Cabot Corp.	63,100	2,929,733
Dow Chemical Co. (The)	73,300	3,621,020
LyondellBasell Industries, N.V. Class A	41,493	3,802,004

		10,352,757

Commercial Services & Supplies 1.2%
Brink’s Co. (The)	4,400	92,400
Clean Harbors, Inc. (a)	63,200	3,136,616
Pitney Bowes, Inc.	52,200	1,291,428
R.R. Donnelley & Sons Co.	66,800	1,165,660
Tyco International, Ltd.	11,400	489,402

		6,175,506

Communications Equipment 2.0%
Arris Group, Inc. (a)	113,600	3,410,272
Cisco Systems, Inc.	5,425	132,749
EchoStar Corp. Class A (a)	66,219	3,094,414
Juniper Networks, Inc.	162,900	3,432,303
Palo Alto Networks, Inc. (a)	1,344	142,061
QUALCOMM, Inc.	8,976	704,706

		10,916,505

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2014, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2014 (continued)

	Shares	Value

Common Stocks (continued)
Diversified Consumer Services 0.7%
Apollo Education Group, Inc. (a)	26,299	$753,729
DeVry Education Group, Inc.	29,600	1,432,936
K12, Inc. (a)	29,700	368,280
Regis Corp.	63,800	1,083,324

		3,638,269

Diversified Financial Services 2.4%
♦Berkshire Hathaway, Inc. Class B (a)(b)	64,689	9,066,810
Interactive Brokers Group, Inc. Class A	104,917	2,708,957
PHH Corp. (a)	55,800	1,321,902

		13,097,669

Diversified Telecommunication Services 3.2%
AT&T, Inc. (b)	131,069	4,566,444
CenturyLink, Inc.	32,500	1,348,100
Inteliquent, Inc.	70,506	1,186,616
♦Verizon Communications, Inc. (b)	167,638	8,423,809
Vonage Holdings Corp. (a)	381,600	1,327,968

		16,852,937

Electric Utilities 0.7%
American Electric Power Co., Inc.	20,000	1,166,800
FirstEnergy Corp.	58,800	2,195,592
Pepco Holdings, Inc.	19,200	524,928

		3,887,320

Electrical Equipment 0.8%
Emerson Electric Co.	2,387	152,911
GrafTech International, Ltd. (a)	196,800	844,272
Regal-Beloit Corp.	41,500	2,945,255
SolarCity Corp. (a)	1,035	61,251

		4,003,689

Electronic Equipment, Instruments & Components 1.4%
Arrow Electronics, Inc. (a)	16,300	926,818
Corning, Inc.	147,500	3,013,425
Insight Enterprises, Inc. (a)	53,100	1,208,025
Jabil Circuit, Inc.	47,941	1,004,364
Sanmina Corp. (a)	60,400	1,514,228
Tech Data Corp. (a)	799	47,716

		7,714,576

Energy Equipment & Services 2.5%
Baker Hughes, Inc.	57,600	3,050,496
Basic Energy Services, Inc. (a)	73,198	944,254
Halliburton Co.	8,419	464,224
ION Geophysical Corp. (a)	127,200	356,160
Matrix Service Co. (a)	54,000	1,353,240
Nabors Industries, Ltd.	179,537	3,204,735
National Oilwell Varco, Inc.	6,900	501,216
Patterson-UTI Energy, Inc.	13,149	302,822
Pioneer Energy Services Corp. (a)	122,300	1,122,714
Schlumberger, Ltd.	1,300	128,258

	Shares	Value

Energy Equipment & Services (continued)
Seventy Seven Energy, Inc. (a)	471	$6,156
Superior Energy Services, Inc.	67,499	1,697,600

		13,131,875

Food & Staples Retailing 1.1%
Kroger Co. (The)	69,927	3,895,633
Pantry, Inc. (The) (a)	15,300	394,281
Rite Aid Corp. (a)	315,200	1,654,800
Wal-Mart Stores, Inc.	992	75,660

		6,020,374

Food Products 3.6%
Archer-Daniels-Midland Co.	83,800	3,938,600
Bunge, Ltd.	40,300	3,572,595
Cal-Maine Foods, Inc.	15,200	1,334,408
Chiquita Brands International, Inc. (a)	10,200	147,186
Fresh Del Monte Produce, Inc.	37,600	1,207,336
Ingredion, Inc.	1,504	116,184
Keurig Green Mountain, Inc.	2,800	424,900
Mondelez International, Inc. Class A	9,600	338,496
Pilgrim’s Pride Corp. (a)	109,600	3,113,736
Sanderson Farms, Inc.	15,900	1,335,282
Tyson Foods, Inc. Class A	85,993	3,469,818

		18,998,541

Health Care Equipment & Supplies 2.2%
Baxter International, Inc.	10,100	708,414
C.R. Bard, Inc.	22,000	3,607,340
CONMED Corp.	6,300	264,537
Cynosure, Inc. Class A (a)	5,600	141,624
Edwards Lifesciences Corp. (a)	30,600	3,700,152
Hill-Rom Holdings, Inc.	12,600	560,448
Invacare Corp.	6,500	102,115
Natus Medical, Inc. (a)	7,000	238,000
NuVasive, Inc. (a)	25,634	1,048,431
Orthofix International N.V. (a)	44,300	1,300,205

		11,671,266

Health Care Providers & Services 5.0%
Aetna, Inc.	46,500	3,836,715
Amedisys, Inc. (a)	1,928	50,321
Cardinal Health, Inc.	47,700	3,743,496
Centene Corp. (a)	37,900	3,512,193
Health Net, Inc. (a)	68,000	3,230,680
Humana, Inc.	27,000	3,748,950
Magellan Health, Inc. (a)	16,900	1,022,788
Molina Healthcare, Inc. (a)	27,900	1,357,056
Providence Service Corp. (The) (a)	29,200	1,290,056
RadNet, Inc. (a)	61,000	567,300
WellPoint, Inc.	32,962	4,175,956

		26,535,511

12	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Health Care Technology 0.1%
Allscripts Healthcare Solutions, Inc. (a)	25,200	$345,744

Hotels, Restaurants & Leisure 3.1%
BJ’s Restaurants, Inc. (a)	26,300	1,157,726
Bloomin’ Brands, Inc. (a)	56,500	1,068,415
Brinker International, Inc.	50,700	2,719,548
Carnival Corp.	92,500	3,713,875
Royal Caribbean Cruises, Ltd.	52,409	3,562,240
SeaWorld Entertainment, Inc.	33,800	650,312
Yum! Brands, Inc.	54,100	3,886,003

		16,758,119

Household Durables 1.4%
Harman International Industries, Inc.	33,400	3,585,156
Universal Electronics, Inc. (a)	8,700	494,943
Whirlpool Corp.	21,068	3,624,749

		7,704,848

Household Products 1.7%
Energizer Holdings, Inc.	27,200	3,336,080
Procter & Gamble Co. (The)	36,159	3,155,596
Spectrum Brands Holdings, Inc.	27,000	2,445,930

		8,937,606

Independent Power & Renewable Electricity Producers 0.3%
Dynegy, Inc. (a)	43,500	1,326,750

Industrial Conglomerates 1.0%
3M Co.	8,300	1,276,291
Danaher Corp.	7,200	578,880
General Electric Co.	136,585	3,525,259

		5,380,430

Insurance 1.8%
Allstate Corp. (The)	10,600	687,410
American International Group, Inc. (b)	92,626	4,961,975
Aspen Insurance Holdings, Ltd.	29,700	1,295,811
CNA Financial Corp.	10,100	394,708
Lincoln National Corp.	12,100	662,596
Prudential Financial, Inc.	18,800	1,664,552
Universal Insurance Holdings, Inc.	7,600	133,000

		9,800,052

Internet & Catalog Retail 1.9%
Amazon.com, Inc. (a)	12,523	3,825,276
Expedia, Inc.	41,292	3,508,581
Netflix, Inc. (a)	600	235,662
Orbitz Worldwide, Inc. (a)	155,700	1,287,639
Overstock.com, Inc. (a)	20,400	471,648
Priceline Group, Inc. (The) (a)	600	723,726

		10,052,532

	Shares	Value

Internet Software & Services 4.5%
Akamai Technologies, Inc. (a)	15,200	$916,560
AOL, Inc. (a)	76,100	3,312,633
EarthLink Holdings Corp.	97,900	350,482
eBay, Inc. (a)(b)	93,357	4,901,242
Facebook, Inc. Class A (a)	50,300	3,771,997
Google, Inc. Class A (a)	7,137	4,052,888
Google, Inc. Class C (a)	5,907	3,302,486
Liquidity Services, Inc. (a)	21,800	278,604
Rackspace Hosting, Inc. (a)	87,300	3,348,828

		24,235,720

IT Services 2.8%
Automatic Data Processing, Inc.	12,400	1,014,072
Booz Allen Hamilton Holding Corp.	81,761	2,154,402
Computer Sciences Corp.	56,244	3,397,138
Genpact, Ltd. (a)	45,400	796,770
Global Cash Access Holdings, Inc. (a)	135,800	989,982
International Business Machines Corp.	15,907	2,615,111
MoneyGram International, Inc. (a)	32,100	276,060
Visa, Inc. Class A	800	193,144
Xerox Corp.	267,500	3,552,400

		14,989,079

Life Sciences Tools & Services 2.1%
Affymetrix, Inc. (a)	14,100	127,041
Bruker Corp. (a)	157,800	3,271,194
Cambrex Corp. (a)	62,000	1,306,960
Covance, Inc. (a)	39,800	3,180,020
Quintiles Transnational Holdings, Inc. (a)	55,400	3,243,116

		11,128,331

Machinery 2.0%
Briggs & Stratton Corp.	20,900	422,389
Caterpillar, Inc. (b)	44,700	4,533,027
Cummins, Inc.	11,085	1,620,405
Federal Signal Corp.	6,800	96,560
Greenbrier Cos., Inc.	21,456	1,341,858
Hyster-Yale Materials Handling, Inc.	11,336	889,763
Oshkosh Corp.	5,801	259,653
PACCAR, Inc.	4,502	294,071
Standex International Corp.	3,800	327,750
Wabash National Corp. (a)	91,300	940,390

		10,725,866

Marine 0.2%
Matson, Inc.	44,100	1,256,409

Media 3.7%
Cablevision Systems Corp. Class A	103,900	1,934,618
Carmike Cinemas, Inc. (a)	32,000	1,025,600
Charter Communications, Inc. Class A (a)	19,889	3,150,219
Comcast Corp. Class A	67,460	3,733,911
DISH Network Corp. Class A (a)	6,085	387,310

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2014 (continued)

	Shares	Value

Common Stocks (continued)
Media (continued)
John Wiley & Sons, Inc. Class A	9,700	$566,383
Live Nation Entertainment, Inc. (a)	133,300	3,465,800
News Corp. Class A (a)	57,300	887,004
Scholastic Corp.	38,500	1,340,185
Time Warner Cable, Inc.	12,600	1,854,846
Time Warner, Inc.	4,400	349,668
Walt Disney Co. (The)	9,475	865,825

		19,561,369

Metals & Mining 2.6%
Alcoa, Inc.	125,500	2,103,380
Century Aluminum Co. (a)	45,900	1,343,952
Commercial Metals Co.	4,398	76,042
Freeport-McMoRan, Inc.	44,500	1,268,250
Kaiser Aluminum Corp.	5,500	382,525
Newmont Mining Corp.	106,000	1,988,560
Steel Dynamics, Inc.	146,216	3,364,430
United States Steel Corp.	88,800	3,555,552

		14,082,691

Multi-Utilities 0.2%
MDU Resources Group, Inc.	28,200	794,676
PG&E Corp.	7,700	387,464

		1,182,140

Multiline Retail 1.3%
Big Lots, Inc.	68,600	3,131,590
Burlington Stores, Inc. (a)	32,300	1,354,662
Dillard’s, Inc. Class A	14,599	1,543,990
Nordstrom, Inc.	12,799	929,336

		6,959,578

Oil, Gas & Consumable Fuels 10.9%
Anadarko Petroleum Corp.	10,200	936,156
Cheniere Energy, Inc. (a)	2,900	217,500
Chesapeake Energy Corp.	140,200	3,109,636
♦Chevron Corp. (b)	73,459	8,811,407
Clayton Williams Energy, Inc. (a)	1,899	157,883
Cloud Peak Energy, Inc. (a)	53,900	645,183
ConocoPhillips	53,098	3,831,021
Delek US Holdings, Inc.	900	30,501
Devon Energy Corp.	11,800	708,000
♦Exxon Mobil Corp. (b)	133,145	12,876,453
Hess Corp.	24,600	2,086,326
Marathon Petroleum Corp.	41,266	3,751,079
Newfield Exploration Co. (a)	71,700	2,338,137
PetroQuest Energy, Inc. (a)	273,000	1,283,100
SemGroup Corp. Class A	9,800	752,150
Spectra Energy Corp.	16,900	661,297
Stone Energy Corp. (a)	40,900	1,002,050
Targa Resources Corp.	25,000	3,215,750
Tesoro Corp.	32,100	2,292,261

	Shares	Value

Oil, Gas & Consumable Fuels (continued)
VAALCO Energy, Inc. (a)	168,600	$1,251,012
Valero Energy Corp.	74,459	3,729,651
W&T Offshore, Inc.	43,300	393,597
Warren Resources, Inc. (a)	115,000	397,900
Westmoreland Coal Co. (a)	16,900	618,033
WPX Energy, Inc. (a)	168,800	3,227,456

		58,323,539

Paper & Forest Products 0.1%
Boise Cascade Co. (a)	11,400	411,084

Personal Products 0.0%‡
Medifast, Inc. (a)	5,000	158,700

Pharmaceuticals 6.3%
Ani Pharmaceuticals, Inc. (a)	2,500	84,900
Depomed, Inc. (a)	76,900	1,184,260
Eli Lilly & Co. (b)	60,761	4,030,277
Hospira, Inc. (a)	63,900	3,431,430
Impax Laboratories, Inc. (a)	46,000	1,332,620
♦Johnson & Johnson (b)	98,892	10,658,580
Lannett Co., Inc. (a)	11,900	674,968
Medicines Co. (The) (a)	50,700	1,283,724
Merck & Co., Inc. (b)	105,096	6,089,262
Pfizer, Inc.	87,111	2,608,975
Prestige Brands Holdings, Inc. (a)	38,500	1,363,670
Sagent Pharmaceuticals, Inc. (a)	36,500	1,154,860

		33,897,526

Professional Services 0.7%
Barrett Business Services, Inc.	14,900	350,299
Manpowergroup, Inc.	49,760	3,321,480
TrueBlue, Inc. (a)	6,200	153,264

		3,825,043

Real Estate Investment Trusts 3.5%
American Tower Corp. (b)	41,800	4,075,500
CBL & Associates Properties, Inc.	133,500	2,553,855
Columbia Property Trust, Inc.	16,900	426,387
FelCor Lodging Trust, Inc.	2,399	25,741
Hospitality Properties Trust	51,600	1,527,876
Host Hotels & Resorts, Inc.	138,800	3,235,428
Iron Mountain, Inc.	93,100	3,358,117
Weyerhaeuser Co.	104,100	3,524,826

		18,727,730

Real Estate Management & Development 0.6%
Jones Lang LaSalle, Inc.	13,500	1,825,335
St. Joe Co. (The) (a)	63,700	1,219,855

		3,045,190

Road & Rail 2.0%
AMERCO	11,800	3,199,216
ArcBest Corp.	24,000	928,800

14	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Road & Rail (continued)
Avis Budget Group, Inc. (a)	59,500	$3,317,125
Con-way, Inc.	71,658	3,107,807

		10,552,948

Semiconductors & Semiconductor Equipment 2.5%
♦Intel Corp. (b)	221,032	7,517,298
Marvell Technology Group, Ltd.	2,500	33,600
Micron Technology, Inc. (a)	125,800	4,162,722
ON Semiconductor Corp. (a)	107,400	890,346
Teradyne, Inc.	56,100	1,032,240

		13,636,206

Software 5.8%
Activision Blizzard, Inc.	107,100	2,136,645
AVG Technologies N.V. (a)	17,200	308,224
Electronic Arts, Inc. (a)	92,600	3,793,822
EnerNOC, Inc. (a)	78,500	1,159,445
♦Microsoft Corp. (b)	272,208	12,780,166
Oracle Corp. (b)	155,062	6,055,171
Symantec Corp.	80,119	1,988,553
Take-Two Interactive Software, Inc. (a)	56,500	1,494,425
VASCO Data Security International, Inc. (a)	62,000	1,569,840

		31,286,291

Specialty Retail 5.1%
Aaron’s, Inc.	11,200	277,312
Abercrombie & Fitch Co. Class A	21,200	709,776
Barnes & Noble, Inc. (a)	63,900	1,394,298
Best Buy Co., Inc.	101,500	3,465,210
CST Brands, Inc.	85,760	3,280,320
Dick’s Sporting Goods, Inc.	70,800	3,212,196
GameStop Corp. Class A	54,104	2,313,487
Gap, Inc. (The)	24,230	918,075
Home Depot, Inc. (The)	8,129	792,740
Lowe’s Cos., Inc. (b)	81,816	4,679,875
PetSmart, Inc.	41,300	2,988,055
Staples, Inc.	243,900	3,092,652

		27,123,996

Technology Hardware, Storage & Peripherals 6.2%
♦Apple, Inc. (b)	182,270	19,685,160
EMC Corp. (b)	160,600	4,614,038
Hewlett-Packard Co. (b)	136,501	4,897,656
Western Digital Corp.	39,500	3,885,615

		33,082,469

Textiles, Apparel & Luxury Goods 1.1%
Hanesbrands, Inc.	31,064	3,280,669
PVH Corp.	19,900	2,275,565
Skechers U.S.A., Inc. Class A (a)	10,600	580,350

		6,136,584

	Shares	Value

Thrifts & Mortgage Finance 0.1%
New York Community Bancorp, Inc.	22,100	$352,495
People’s United Financial, Inc.	13,100	191,522

		544,017

Tobacco 0.1%
Philip Morris International, Inc.	5,470	486,885

Trading Companies & Distributors 1.3%
HD Supply Holdings, Inc. (a)	116,800	3,368,512
Rush Enterprises, Inc. Class A (a)	8,400	320,040
United Rentals, Inc. (a)	30,700	3,378,842

		7,067,394

Wireless Telecommunication Services 0.8%
T-Mobile U.S., Inc. (a)	116,800	3,409,392
Telephone & Data Systems, Inc.	32,925	844,197

		4,253,589

Total Common Stocks (Cost $615,353,929)		689,128,578

Exchange-Traded Fund 0.5% (c)
S&P 500 Index—SPDR Trust Series 1	13,302	2,682,481

Total Exchange-Traded Fund (Cost $2,556,490)		2,682,481

	Principal Amount
Short-Term Investment 0.2%
Repurchase Agreement 0.2%
State Street Bank and Trust Co. 0.00%, dated 10/31/14 due 11/3/14 Proceeds at Maturity $1,152,221 (Collateralized by a Federal National Mortgage Association security with a rate of 2.14% and a maturity date of 11/7/22, with a Principal Amount of $1,225,000 and a Market Value of $1,177,363)	$1,152,221	1,152,221

Total Short-Term Investment (Cost $1,152,221)		1,152,221

Total Investments, Before Investments Sold Short (Cost $619,062,640) (f)	129.4%	692,963,280

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2014 (continued)

	Shares	Value

Investments Sold Short (29.2%) Common Stocks Sold Short (29.2%)
Aerospace & Defense (0.4%)
KEYW Holding Corp. (The) (a)	(119,459)	$(1,212,509)
Taser International, Inc. (a)	(49,875)	(939,645)

		(2,152,154)

Auto Components (0.2%)
Gentex Corp.	(26,300)	(861,062)
Motorcar Parts of America, Inc. (a)	(1,100)	(31,944)

		(893,006)

Banks (0.3%)
PacWest Bancorp	(36,000)	(1,535,760)

Biotechnology (1.5%)
Alnylam Pharmaceuticals, Inc. (a)	(9,500)	(881,030)
Arrowhead Research Corp. (a)	(25,900)	(168,868)
Celldex Therapeutics, Inc. (a)	(9,100)	(152,425)
CytRx Corp. (a)	(64,100)	(183,326)
Geron Corp. (a)	(111,900)	(249,537)
Idera Pharmaceuticals, Inc. (a)	(94,900)	(241,995)
Incyte Corp., Ltd. (a)	(15,100)	(1,012,606)
Insmed, Inc. (a)	(10,300)	(146,157)
Kythera Biopharmaceuticals, Inc. (a)	(7,100)	(250,275)
MannKind Corp. (a)	(44,900)	(269,849)
Medivation, Inc. (a)	(6,300)	(665,910)
Newlink Genetics Corp. (a)	(7,700)	(251,405)
Ophthotech Corp. (a)	(6,600)	(275,352)
Orexigen Therapeutics, Inc. (a)	(59,300)	(240,758)
Organovo Holdings, Inc. (a)	(37,000)	(241,980)
Pharmacyclics, Inc. (a)	(6,800)	(888,556)
Sarepta Therapeutics, Inc. (a)	(3,201)	(51,760)
Seattle Genetics, Inc. (a)	(25,800)	(946,086)
Synta Pharmaceuticals Corp. (a)	(78,400)	(232,064)
Tesaro, Inc. (a)	(9,400)	(261,508)
Vertex Pharmaceuticals, Inc. (a)	(3,300)	(371,712)
ZIOPHARM Oncology, Inc. (a)	(73,700)	(244,684)

		(8,227,843)

Building Products (0.3%)
Trex Co., Inc. (a)	(34,500)	(1,483,500)

Capital Markets (0.1%)
Artisan Partners Asset Management, Inc. Class A	(15,800)	(765,984)

Chemicals (0.6%)
Intrepid Potash, Inc. (a)	(90,300)	(1,214,535)
Rentech, Inc. (a)	(652,600)	(1,037,634)
Senomyx, Inc. (a)	(116,800)	(925,056)

		(3,177,225)

	Shares	Value

Commercial Services & Supplies (0.1%)
Mobile Mini, Inc.	(11,000)	$(482,130)

Communications Equipment (0.4%)
Extreme Networks, Inc. (a)	(134,300)	(482,137)
Procera Networks, Inc. (a)	(113,600)	(850,864)
Ubiquiti Networks, Inc.	(19,800)	(708,246)

		(2,041,247)

Construction & Engineering (0.4%)
Chicago Bridge & Iron Co. N.V.	(34,600)	(1,890,544)

Construction Materials (0.2%)
Eagle Materials, Inc.	(10,300)	(900,529)

Diversified Financial Services (0.4%)
CBOE Holdings, Inc.	(22,800)	(1,343,832)
Intercontinental Exchange, Inc.	(3,300)	(687,357)

		(2,031,189)

Diversified Telecommunication Services (0.2%)
8x8, Inc. (a)	(172,100)	(1,352,706)

Electrical Equipment (1.0%)
Capstone Turbine Corp. (a)	(1,243,800)	(1,243,800)
Enphase Energy, Inc. (a)	(29,600)	(444,592)
Fuelcell Energy, Inc. (a)	(698,300)	(1,410,566)
Power Solutions International, Inc. (a)	(21,100)	(1,382,050)
PowerSecure International, Inc. (a)	(64,400)	(719,348)

		(5,200,356)

Electronic Equipment, Instruments & Components (1.9%)
AVX Corp.	(9,100)	(131,404)
Control4 Corp. (a)	(63,600)	(986,436)
InvenSense, Inc. (a)	(41,900)	(679,199)
IPG Photonics Corp. (a)	(26,479)	(1,943,823)
Maxwell Technologies, Inc. (a)	(121,000)	(1,410,860)
Trimble Navigation, Ltd. (a)	(59,600)	(1,600,856)
Universal Display Corp. (a)	(41,800)	(1,307,504)
Zebra Technologies Corp. Class A (a)	(25,600)	(1,888,000)

		(9,948,082)

Energy Equipment & Services (1.5%)
Dril-Quip, Inc. (a)	(19,500)	(1,754,025)
Hercules Offshore, Inc. (a)	(332,800)	(549,120)
McDermott International, Inc. (a)	(316,914)	(1,216,950)
Nuverra Environmental Solutions, Inc. (a)	(92,208)	(873,210)
RigNet, Inc. (a)	(10,500)	(456,225)
Seadrill, Ltd.	(76,800)	(1,766,400)
Tidewater, Inc.	(43,800)	(1,614,906)

		(8,230,836)

16	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks Sold Short (continued)
Food & Staples Retailing (0.7%)
Natural Grocers By Vitamin Cottage, Inc. (a)	(11,400)	$(206,454)
Sprouts Farmers Market, Inc. (a)	(60,500)	(1,761,155)
Whole Foods Market, Inc.	(40,800)	(1,604,664)

		(3,572,273)

Health Care Equipment & Supplies (0.7%)
Antares Pharma, Inc. (a)	(597,100)	(1,235,997)
Cerus Corp. (a)	(294,200)	(1,223,872)
GenMark Diagnostics, Inc. (a)	(41,900)	(477,660)
Intuitive Surgical, Inc. (a)	(100)	(49,580)
Unilife Corp. (a)	(216,400)	(794,188)

		(3,781,297)

Health Care Providers & Services (0.5%)
Envision Healthcare Holdings, Inc. (a)	(51,777)	(1,809,606)
Premier, Inc. Class A (a)	(13,200)	(440,616)
VCA, Inc. (a)	(12,600)	(574,182)

		(2,824,404)

Health Care Technology (0.6%)
athenahealth, Inc. (a)	(13,800)	(1,690,500)
Veeva Systems, Inc. Class A (a)	(30,700)	(914,246)
Vocera Communications, Inc. (a)	(69,000)	(714,150)

		(3,318,896)

Hotels, Restaurants & Leisure (0.5%)
Caesars Entertainment Corp. (a)	(110,000)	(1,340,900)
Chuy’s Holdings, Inc. (a)	(2,600)	(77,766)
Scientific Games Corp. Class A (a)	(113,500)	(1,335,895)

		(2,754,561)

Household Durables (0.7%)
Garmin, Ltd.	(19,700)	(1,092,956)
Hovnanian Enterprises, Inc. Class A (a)	(5,100)	(19,176)
iRobot Corp. (a)	(2,800)	(100,016)
Taylor Morrison Home Corp. Class A (a)	(99,200)	(1,710,208)
Tri Pointe Homes, Inc. (a)	(47,900)	(655,751)

		(3,578,107)

Insurance (0.8%)
Ambac Financial Group, Inc. (a)	(47,800)	(1,093,664)
eHealth, Inc. (a)	(59,900)	(1,494,505)
MBIA, Inc. (a)	(188,972)	(1,844,367)

		(4,432,536)

Internet & Catalog Retail (0.4%)
RetailMenot, Inc. (a)	(66,600)	(1,402,596)
TripAdvisor, Inc. (a)	(10,445)	(926,054)

		(2,328,650)

Internet Software & Services (0.4%)
Bazaarvoice, Inc. (a)	(148,800)	(1,108,560)
HomeAway, Inc. (a)	(12,400)	(432,760)

	Shares	Value

Internet Software & Services (continued)
Millennial Media, Inc. (a)	(325,200)	$(666,660)

		(2,207,980)

Life Sciences Tools & Services (0.9%)
Accelerate Diagnostics, Inc. (a)	(7,300)	(158,556)
Bio-Techne Corp.	(19,176)	(1,745,975)
Fluidigm Corp. (a)	(47,200)	(1,368,800)
Pacific Biosciences of California, Inc. (a)	(210,200)	(1,378,912)

		(4,652,243)

Machinery (0.4%)
ExOne Co. (The) (a)	(40,000)	(982,800)
Navistar International Corp. (a)	(4,000)	(141,480)
Proto Labs, Inc. (a)	(11,700)	(764,829)

		(1,889,109)

Marine (0.1%)
Knightsbridge Shipping, Ltd.	(34,500)	(302,910)

Media (1.4%)
AMC Networks, Inc. Class A (a)	(29,700)	(1,801,305)
Cumulus Media, Inc. Class A (a)	(252,500)	(974,650)
DreamWorks Animation SKG, Inc. Class A (a)	(78,475)	(1,748,423)
Gray Television, Inc. (a)	(65,800)	(607,992)
Rentrak Corp. (a)	(16,900)	(1,299,103)
World Wrestling Entertainment, Inc. Class A	(89,600)	(1,106,560)

		(7,538,033)

Metals & Mining (0.8%)
Allied Nevada Gold Corp. (a)	(100,759)	(140,055)
Gold Resource Corp.	(47,394)	(184,363)
Molycorp, Inc. (a)	(480,722)	(663,396)
Royal Gold, Inc.	(21,465)	(1,226,725)
Tahoe Resources, Inc. (a)	(80,515)	(1,397,740)
Walter Energy, Inc.	(205,800)	(495,978)

		(4,108,257)

Multiline Retail (0.3%)
J.C. Penney Co., Inc. (a)	(93,108)	(708,552)
Sears Holdings Corp. (a)	(31,000)	(1,082,520)

		(1,791,072)

Oil, Gas & Consumable Fuels (3.1%)
Alpha Natural Resources, Inc. (a)	(587,200)	(1,150,912)
Antero Resources Corp. (a)	(35,700)	(1,872,108)
Arch Coal, Inc.	(660,500)	(1,426,680)
Clean Energy Fuels Corp. (a)	(188,400)	(1,377,204)
Cobalt International Energy, Inc. (a)	(162,542)	(1,903,367)
Emerald Oil, Inc. (a)	(359,373)	(1,142,806)
GasLog, Ltd.	(24,700)	(514,254)
Golar LNG, Ltd.	(9,110)	(511,162)
Laredo Petroleum, Inc. (a)	(71,200)	(1,349,952)
Magnum Hunter Resources Corp. (a)	(272,400)	(1,263,936)
Miller Energy Resources, Inc. (a)	(196,700)	(684,516)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2014 (continued)

	Shares	Value

Common Stocks Sold Short (continued)
Oil, Gas & Consumable Fuels (continued)
Nordic American Tankers, Ltd.	(19,700)	$(166,465)
Quicksilver Resources, Inc. (a)	(314,500)	(171,906)
Scorpio Tankers, Inc.	(34,400)	(300,312)
Solazyme, Inc. (a)	(190,100)	(1,458,067)
Swift Energy Co. (a)	(12,800)	(87,680)
Synergy Resources Corp. (a)	(38,900)	(474,191)
Ultra Petroleum Corp. (a)	(39,000)	(889,200)

		(16,744,718)

Personal Products (0.2%)
Elizabeth Arden, Inc. (a)	(39,756)	(651,998)
IGI Laboratories, Inc. (a)	(21,800)	(213,858)
Rock Creek Pharmaceuticals, Inc. (a)	(94,895)	(23,724)

		(889,580)

Pharmaceuticals (1.3%)
Aerie Pharmaceuticals, Inc. (a)	(7,100)	(179,062)
Ampio Pharmaceuticals, Inc. (a)	(125,400)	(486,552)
Jazz Pharmaceuticals PLC (a)	(11,200)	(1,891,008)
Omeros Corp. (a)	(8,600)	(142,502)
Repros Therapeutics, Inc. (a)	(73,200)	(464,088)
Salix Pharmaceuticals, Ltd. (a)	(12,600)	(1,812,510)
Tetraphase Pharmaceuticals, Inc. (a)	(24,800)	(592,720)
TherapeuticsMD, Inc. (a)	(283,600)	(1,259,184)

		(6,827,626)

Professional Services (0.5%)
Acacia Research Corp.	(79,700)	(1,434,600)
WageWorks, Inc. (a)	(25,000)	(1,425,250)

		(2,859,850)

Real Estate Management & Development (0.0%)‡
Altisource Asset Management Corp. (a)	(400)	(216,000)

Semiconductors & Semiconductor Equipment (0.9%)
Advanced Micro Devices, Inc. (a)	(660,700)	(1,849,960)
Freescale Semiconductor, Ltd. (a)	(64,900)	(1,290,861)
SunPower Corp. (a)	(58,200)	(1,853,088)

		(4,993,909)

Software (0.5%)
Glu Mobile, Inc. (a)	(236,200)	(914,094)
Vringo, Inc. (a)	(65,000)	(66,950)
Zynga, Inc. Class A (a)	(760,900)	(1,940,295)

		(2,921,339)

Specialty Retail (2.3%)
Aeropostale, Inc. (a)	(363,400)	(1,093,834)
Bebe Stores, Inc.	(142,900)	(327,241)
Cabela’s, Inc. (a)	(33,200)	(1,594,264)
CarMax, Inc. (a)	(35,000)	(1,956,850)
Conn’s, Inc. (a)	(40,800)	(1,269,288)

	Shares	Value

Specialty Retail (continued)
Five Below, Inc. (a)	(30,400)	$(1,212,048)
Lumber Liquidators Holdings, Inc. (a)	(23,500)	(1,263,595)
Restoration Hardware Holdings, Inc. (a)	(700)	(56,224)
Sears Hometown and Outlet Stores, Inc. (a)	(49,636)	(746,525)
Tiffany & Co.	(15,700)	(1,509,084)
Tile Shop Holdings, Inc. (a)	(143,900)	(1,238,979)

		(12,267,932)

Technology Hardware, Storage & Peripherals (0.5%)
3d Systems Corp. (a)	(24,800)	(937,440)
Stratasys, Ltd. (a)	(15,100)	(1,817,436)
Violin Memory, Inc. (a)	(31,200)	(151,008)

		(2,905,884)

Textiles, Apparel & Luxury Goods (0.7%)
Kate Spade & Co. (a)	(67,700)	(1,836,701)
Under Armour, Inc. Class A (a)	(27,500)	(1,803,450)

		(3,640,151)

Trading Companies & Distributors (0.2%)
Titan Machinery, Inc. (a)	(87,900)	(1,209,504)

Wireless Telecommunication Services (0.3%)
RingCentral, Inc. Class A (a)	(35,100)	(461,214)
SBA Communications Corp. Class A (a)	(8,500)	(954,805)

		(1,416,019)

Total Common Stocks Sold Short (Proceeds $170,558,273)		(156,285,931)

Warrants Sold Short (0.0%)‡
Oil, Gas & Consumable Fuels (0.0%)‡
Magnum Hunter Resources Corp. (a)(d)(e)	(31,660)	(28,747)

Total Warrants Sold Short (Proceeds $0)		(28,747)

Total Investments Sold Short (Proceeds $170,558,273)	(29.2)%	(156,314,678)

Total Investments, Net of Investments Sold Short (Cost $448,504,367)	100.2	536,648,602
Other Assets, Less Liabilities	(0.2)	(1,071,900)
Net Assets	100.0%	$535,576,702

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Security, or a portion thereof, was maintained in a segregated account at the Fund’s custodian as collateral for securities sold short. (See Note 2(I))

(c)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

18	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(d)	Illiquid security—As of October 31, 2014, the total market value of this security was $(28,747), which represented less than one-tenth of a percent of the Fund’s net assets.

(e)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of October 31, 2014, the total market value of the fair valued securities was $(28,747), which represented less than one-tenth of a percent of the Fund’s net assets.

(f)	As of October 31, 2014, cost was $622,005,312 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$84,483,599
Gross unrealized depreciation	(13,525,631)

Net unrealized appreciation	$70,957,968

The	following abbreviation is used in the above portfolio:

SPDR—Standard	& Poor’s Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of October 31, 2014, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$689,128,578	$—	$—	$689,128,578
Exchange-Traded Fund	2,682,481	—	—	2,682,481
Short-Term Investment
Repurchase Agreement	—	1,152,221	—	1,152,221

Total Investments in Securities	$691,811,059	$1,152,221	$—	$692,963,280

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities Sold Short (a)
Common Stocks Sold Short	$(156,285,931)	$—	$—	$(156,285,931)
Warrants Sold Short	—	(28,747)	—	(28,747)

Total Investments in Securities Sold Short	$(156,285,931)	$(28,747)	$—	$(156,314,678)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2014, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2014 (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2013	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2014	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at October 31, 2014 (a)
Warrants Sold Short
Oil, Gas & Consumable Fuels	$(3)	$—	$—	$3	$—	$—	$—	$—	$—	$—

Total	$(3)	$—	$—	$3	$—	$—	$—	$—	$—	$—

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

20	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2014

Assets
Investment in securities before investments sold short, at value (identified cost $619,062,640)	$692,963,280
Receivables:
Investment securities sold	48,597,109
Dividends	462,373
Fund shares sold	361,240
Other assets	28,052

Total assets	742,412,054

Liabilities
Investments sold short (proceeds $170,558,273)	156,314,678
Payables:
Investment securities purchased	49,568,373
Manager (See Note 3)	429,836
Broker fees and charges on short sales	377,962
Fund shares redeemed	79,813
Dividends on investments sold short	18,083
Shareholder communication	10,922
Professional fees	9,746
NYLIFE Distributors (See Note 3)	7,945
Transfer agent (See Note 3)	6,178
Custodian	4,692
Trustees	1,053
Accrued expenses	6,071

Total liabilities	206,835,352

Net assets	$535,576,702

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$56,989
Additional paid-in capital	370,128,353

370,185,342
Accumulated net realized gain (loss) on investments, investments sold short, futures transactions and foreign currency transactions	77,247,125
Net unrealized appreciation (depreciation) on investments	73,900,640
Net unrealized appreciation (depreciation) on investments sold short	14,243,595

Net assets	$535,576,702

Class A
Net assets applicable to outstanding shares	$18,611,022

Shares of beneficial interest outstanding	1,987,491

Net asset value per share outstanding	$9.36
Maximum sales charge (5.50% of offering price)	0.54

Maximum offering price per share outstanding	$9.90

Investor Class
Net assets applicable to outstanding shares	$1,356,812

Shares of beneficial interest outstanding	146,236

Net asset value per share outstanding	$9.28
Maximum sales charge (5.50% of offering price)	0.54

Maximum offering price per share outstanding	$9.82

Class C
Net assets applicable to outstanding shares	$6,229,436

Shares of beneficial interest outstanding	721,578

Net asset value and offering price per share outstanding	$8.63

Class I
Net assets applicable to outstanding shares	$509,379,432

Shares of beneficial interest outstanding	54,133,327

Net asset value and offering price per share outstanding	$9.41

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Statement of Operations for the year ended October 31, 2014

Investment Income (Loss)
Income
Dividends (a)	$9,854,091
Interest	35

Total income	9,854,126

Expenses
Manager (See Note 3)	4,602,783
Broker fees and charges on short sales	4,074,688
Dividends on investments sold short	1,383,945
Professional fees	61,881
Registration	57,930
Custodian	52,101
Distribution/Service—Class A (See Note 3)	20,175
Distribution/Service—Investor Class (See Note 3)	2,257
Distribution/Service—Class C (See Note 3)	23,415
Transfer agent (See Note 3)	23,454
Shareholder communication	9,728
Trustees	8,043
Miscellaneous	18,526

Total expenses	10,338,926

Net investment income (loss)	(484,800)

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	103,669,231
Investments sold short	(22,658,160)
Futures transactions	58,322
Foreign currency transactions	75

Net realized gain (loss) on investments, investments sold short, futures transactions and foreign currency transactions	81,069,468

Net change in unrealized appreciation (depreciation) on:
Investments	(22,249,148)
Investments sold short	18,573,330
Translation of other assets and liabilities in foreign currencies	8

Net change in unrealized appreciation (depreciation) on investments, investments sold short and foreign currency transactions	(3,675,810)

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions and foreign currency transactions	77,393,658

Net increase (decrease) in net assets resulting from operations	$76,908,858

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,877.

22	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2014 and October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(484,800)	$2,246,818
Net realized gain (loss) on investments, investments sold short, futures transactions and foreign currency transactions	81,069,468	108,944,431
Net change in unrealized appreciation (depreciation) on investments, investments sold short and foreign currency transactions	(3,675,810)	37,201,190

Net increase (decrease) in net assets resulting from operations	76,908,858	148,392,439

Dividends and distributions to shareholders:
From net investment income:
Class A	—	(2,407)
Investor Class	(5)	(266)
Class C	—	(264)
Class I	(464,513)	(3,087,094)

	(464,518)	(3,090,031)

From net realized gain on investments:
Class A	(712,901)	(38,224)
Investor Class	(150,335)	(9,908)
Class C	(321,367)	(29,995)
Class I	(101,783,042)	(29,628,714)

	(102,967,645)	(29,706,841)

Total dividends and distributions to shareholders	(103,432,163)	(32,796,872)

Capital share transactions:
Net proceeds from sale of shares	149,995,544	71,016,928
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	103,150,115	32,743,731
Cost of shares redeemed	(172,400,685)	(200,468,832)

Increase (decrease) in net assets derived from capital share transactions	80,744,974	(96,708,173)

Net increase (decrease) in net assets	54,221,669	18,887,394

Net Assets
Beginning of year	481,355,033	462,467,639

End of year	$535,576,702	$481,355,033

Undistributed net investment income at end of year	$—	$464,489

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statement of Cash Flows

for the year ended October 31, 2014

Cash flows used in operating activities:
Net increase in net assets resulting from operations	$76,908,858
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(978,611,397)
Investments sold	989,531,302
Purchases to cover securities sold short	(341,431,572)
Securities sold short	354,008,099
Purchase of short term investments, net	(1,132,001)
Amortization (accretion) of discount and premium, net	(35)
Increase in investment securities sold receivable	(48,597,109)
Increase in dividends and interest receivable	(52,765)
Increase in other assets	(7,783)
Increase in investment securities purchased payable	49,568,373
Decrease in broker fees and charges payable on short sales	(101,466)
Increase in dividends and interest payable for securities sold short	746
Decrease in cash due to custodian	(3,269)
Decrease in professional fees payable	(6,430)
Decrease in custodian payable	(2,796)
Decrease in shareholder communication payable	(10,370)
Decrease in due to Trustees	(77)
Increase in due to manager	22,765
Increase in due to transfer agent	3,606
Increase in due to NYLIFE Distributors	6,281
Increase in accrued expenses	1,150
Net change in unrealized (appreciation) depreciation on investments	22,249,148
Net realized (gain) loss from investments	(103,669,231)
Net change in unrealized (appreciation) depreciation on securities sold short	(18,573,330)
Net realized (gain) loss from securities sold short	22,658,160

Net cash provided by operating activities	22,758,857

Cash flows from financing activities:
Proceeds from shares sold	149,854,383
Payment on shares redeemed	(172,331,192)
Cash distributions paid	(282,048)

Net cash used in financing activities	(22,758,857)

Net increase (decrease) in cash:	—

Cash at beginning of year	—

Cash at end of year	$—

Non-cash financing activities not included herein consist of all reinvestment of dividends and distributions of $103,150,115.

24	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2014	2013	2012	2011	2010
Net asset value at beginning of year	$10.31	$8.29	$7.89	$7.31	$6.41

Net investment income (loss) (a)	(0.04)	(0.01)	0.02	0.03	0.00 ‡
Net realized and unrealized gain (loss) on investments	1.53	2.59	1.03	0.56	0.92

Total from investment operations	1.49	2.58	1.05	0.59	0.92

Less dividends and distributions:
From net investment income	—	(0.03)	(0.02)	(0.01)	(0.02)
From net realized gain on investments	(2.44)	(0.53)	(0.63)	—	—

Total dividends and distributions	(2.44)	(0.56)	(0.65)	(0.01)	(0.02)

Net asset value at end of year	$9.36	$10.31	$8.29	$7.89	$7.31

Total investment return (b)	17.79%	33.36%	14.54%	8.05%	14.31%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.47%)	(0.12%)	0.31%	0.33%	0.07%
Net expenses (excluding short sale expenses)	1.30%	1.30%	1.30%	1.34%	1.34%
Expenses (including short sales expenses, before waiver/reimbursement)	2.45%	2.55%	2.35%	2.03%	2.29%
Short sale expenses	1.15%	1.25%	1.05%	0.69%	0.95%
Portfolio turnover rate	163%	128%	140%	145%	117%
Net assets at end of year (in 000’s)	$18,611	$2,700	$500	$417	$229

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Investor Class	2014	2013	2012	2011	2010
Net asset value at beginning of year	$10.25	$8.25	$7.85	$7.28	$6.40

Net investment income (loss) (a)	(0.06)	(0.03)	0.02	0.01	(0.01)
Net realized and unrealized gain (loss) on investments	1.53	2.57	1.01	0.56	0.90

Total from investment operations	1.47	2.54	1.03	0.57	0.89

Less dividends and distributions:
From net investment income	—	(0.01)	(0.00)‡	(0.00)‡	(0.01)
From net realized gain on investments	(2.44)	(0.53)	(0.63)	—	—

Total dividends and distributions	(2.44)	(0.54)	(0.63)	(0.00)‡	(0.01)

Net asset value at end of year	$9.28	$10.25	$8.25	$7.85	$7.28

Total investment return (b)	17.66%	32.94%	14.31%	7.86%	13.88%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.63%)	(0.28%)	0.19%	0.10%	(0.16%)
Net expenses (excluding short sale expenses)	1.53%	1.56%	1.54%	1.58%	1.58%
Expenses (including short sales expenses, before waiver/reimbursement)	2.70%	2.81%	2.61%	2.27%	2.50%
Short sale expenses	1.17%	1.25%	1.07%	0.69%	0.92%
Portfolio turnover rate	163%	128%	140%	145%	117%
Net assets at end of year (in 000’s)	$1,357	$594	$151	$121	$81

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class C	2014	2013	2012	2011	2010
Net asset value at beginning of year	$9.76	$7.93	$7.62	$7.12	$6.30

Net investment income (loss) (a)	(0.12)	(0.09)	(0.04)	(0.05)	(0.06)
Net realized and unrealized gain (loss) on investments	1.43	2.45	0.98	0.55	0.88

Total from investment operations	1.31	2.36	0.94	0.50	0.82

Less dividends and distributions:
From net investment income	—	(0.00)‡	—	(0.00)‡	—
From net realized gain on investments	(2.44)	(0.53)	(0.63)	—	—

Total dividends and distributions	(2.44)	(0.53)	(0.63)	(0.00)‡	—

Net asset value at end of year	$8.63	$9.76	$7.93	$7.62	$7.12

Total investment return (b)	16.68%	31.91%	13.42%	7.05%	13.02%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.43%)	(1.03%)	(0.56%)	(0.63%)	(0.87%)
Net expenses (excluding short sale expenses)	2.28%	2.31%	2.30%	2.32%	2.34%
Expenses (including short sales expenses, before waiver/reimbursement)	3.42%	3.58%	3.36%	3.02%	3.23%
Short sale expenses	1.14%	1.27%	1.06%	0.70%	0.89%
Portfolio turnover rate	163%	128%	140%	145%	117%
Net assets at end of year (in 000’s)	$6,229	$1,190	$451	$379	$289

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Class I	2014	2013	2012	2011	2010
Net asset value at beginning of year	$10.34	$8.32	$7.92	$7.33	$6.43

Net investment income (loss) (a)	(0.01)	0.04	0.05	0.05	0.02
Net realized and unrealized gain (loss) on investments	1.53	2.56	1.02	0.57	0.91

Total from investment operations	1.52	2.60	1.07	0.62	0.93

Less dividends and distributions:
From net investment income	(0.01)	(0.05)	(0.04)	(0.03)	(0.03)
From net realized gain on investments	(2.44)	(0.53)	(0.63)	—	—

Total dividends and distributions	(2.45)	(0.58)	(0.67)	(0.03)	(0.03)

Net asset value at end of year	$9.41	$10.34	$8.32	$7.92	$7.33

Total investment return (b)	18.13%	33.60%	14.76%	8.42%	14.53%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.09%)	0.44%	0.69%	0.61%	0.33%
Net expenses (excluding short sale expenses)	1.05%	1.05%	1.06%	1.09%	1.09%
Expenses (including short sales expenses, before waiver/reimbursement)	2.24%	2.32%	2.12%	1.79%	2.01%
Short sale expenses	1.19%	1.27%	1.06%	0.70%	0.92%
Portfolio turnover rate	163%	128%	140%	145%	117%
Net assets at end of year (in 000’s)	$509,379	$476,871	$461,366	$380,953	$334,987

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

26	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). At a meeting of the Board of Trustees (“the Board”) of the Trust on December 10-12, 2012, the Board approved a change to the name of the MainStay 130/30 Core Fund, and modifications to its principal investment strategies. Accordingly, effective February 28, 2013, the MainStay 130/30 Core Fund’s name changed to MainStay U.S. Equity Opportunities Fund (the “Fund”). The Fund is the successor of a series of Eclipse Funds Inc., the MainStay 130/30 Core Fund, (the “Predecessor Fund”). The reorganization of the Predecessor Funds with and into the Fund occurred on February 26, 2010. All information regarding and references to periods prior to February 26, 2010 relate to the Predecessor Fund. These financial statements and notes relate to the MainStay U.S. Equity Opportunities Fund (formerly known as MainStay 130/30 Core Fund) (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers four classes of shares. Class A, Class C and Class I shares commenced operations on June 29, 2007. Investor Class shares commenced operations on February 28, 2008.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally

4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the full Board for its review and ratification, if appropriate, at its next regularly scheduled meeting immediately after such action.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with

27

Notes to Financial Statements (continued)

investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The aggregate value by input level, as of October 31, 2014, for the Fund’s assets or liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Broker Dealer Quotes	• Reported Trades
• Two-sided markets	• Issuer Spreads
• Bids/Offers	• Benchmark securities
• Industry and economic events	• Reference Data (corporate actions or material event notices)
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent valuation uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. For the year ended October 31, 2014, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31,

2014, there were no securities held by the fund that were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Options contracts are valued at the last posted settlement price on the market where such options are primarily traded. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which they invest. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

28	MainStay U.S. Equity Opportunities Fund

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the year ended October 31, 2014, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Securities Sold Short.  The Fund typically engages in short sales as part of its investment strategies. When the Fund enters into a short sale, it must segregate the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, short positions held are reflected as liabilities and are marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations.

(J)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts

29

Notes to Financial Statements (continued)

of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(K)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. The Fund may enter into rights and warrants when securities are acquired through a corporate action. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed.

(L)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute securities lending at any time without notice when deemed appropriate. The Fund did not have any portfolio securities on loan as of October 31, 2014.

(M)  Statement of Cash Flows.  The cash amount shown in the Statement of Cash Flows is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any Short-Term Investments or deposit at brokers for securities sold short or restricted cash. Cash may include domestic and foreign currency.

(N)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings “ or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cornerstone Holdings, New York Life Investments pays for the Subadvisor’s services.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at 1.00% annual rate of average daily net assets of the Fund.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses do not exceed the percentages of average daily net assets for Class A shares of 1.50%. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until February 28, 2015 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses do not exceed the following percentages of:1.60% for Investor Class and 2.35% for Class C,

30	MainStay U.S. Equity Opportunities Fund

respectively. These voluntary waivers or reimbursements may be discontinued at any time without notice.

For the year ended October 31, 2014, New York Life Investments earned fees from the Fund in the amount of $4,602,783.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A and Investor Class shares were $11,296 and $3,429, respectively, for the year ended October 31, 2014. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $8 and $1,001, respectively, for the year ended October 31, 2014.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2014, were as follows:

Class A	$350
Investor Class	2,066
Class C	5,359
Class I	15,679

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2014, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class A	$35,527	0.2%
Class C	33,265	0.5
Class I	35,910,810	7.0

Note 4–Federal Income Tax

As of October 31, 2014, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$26,703,782	$54,230,043	$—	$84,457,535	$165,391,360

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, short sale adjustments and return of capital distributions received.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2014 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$484,829	$(484,829)	$—

The reclassifications for the Fund are primarily due to the utilization of a net operating loss, return of capital distributions received and adjustment for Real Estate Investment Trusts (REITs).

The tax character of distributions paid during the years ended October 31, 2014 and October 31, 2013 shown in the Statements of Changes in Net Assets was as follows:

	2014	2013
Distributions paid from:
Ordinary Income	$39,344,960	$17,300,498
Long-Term Capital Gain	64,087,203	15,496,374
Total	$103,432,163	$32,796,872

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets

31

Notes to Financial Statements (continued)

and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 5, 2014, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum amount of $700,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 4, 2015, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 5, 2014, the aggregate commitment amount was $300,000,000 with an optional maximum amount of $400,000,000. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the year ended October 31, 2014.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2014, purchases and sales of securities, other than short-term securities, were $977,084 and $987,166, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2014:
Shares sold	1,901,955	$17,064,956
Shares issued to shareholders in reinvestment of dividends and distributions	81,064	664,723
Shares redeemed	(262,197)	(2,339,284)

Net increase (decrease) in shares outstanding before conversion	1,720,822	15,390,395
Shares converted into Class A (See Note 1)	11,343	100,419
Shares converted from Class A (See Note 1)	(6,568)	(59,210)

Net increase (decrease)	1,725,597	$15,431,604

Year ended October 31, 2013:
Shares sold	334,215	$2,968,145
Shares issued to shareholders in reinvestment of dividends and distributions	3,513	27,185
Shares redeemed	(142,108)	(1,246,134)

Net increase (decrease) in shares outstanding before conversion	195,620	1,749,196
Shares converted into Class A (See Note 1)	6,244	56,417
Shares converted from Class A (See Note 1)	(313)	(3,039)

Net increase (decrease)	201,551	$1,802,574

Investor Class	Shares	Amount
Year ended October 31, 2014:
Shares sold	115,833	$1,021,515
Shares issued to shareholders in reinvestment of dividends and distributions	18,469	150,340
Shares redeemed	(41,171)	(359,590)

Net increase (decrease) in shares outstanding before conversion	93,131	812,265
Shares converted into Investor Class (See Note 1)	6,625	59,210
Shares converted from Investor Class (See Note 1)	(11,431)	(100,419)

Net increase (decrease)	88,325	$771,056

Year ended October 31, 2013:
Shares sold	48,109	$453,263
Shares issued to shareholders in reinvestment of dividends and distributions	1,318	10,174
Shares redeemed	(3,844)	(36,252)

Net increase (decrease) in shares outstanding before conversion	45,583	427,185
Shares converted into Investor Class (See Note 1)	314	3,039
Shares converted from Investor Class (See Note 1)	(6,272)	(56,417)

Net increase (decrease)	39,625	$373,807

Class C	Shares	Amount
Year ended October 31, 2014:
Shares sold	654,778	$5,466,855
Shares issued to shareholders in reinvestment of dividends and distributions	16,447	125,495
Shares redeemed	(71,532)	(591,803)

Net increase (decrease)	599,693	$5,000,547

Year ended October 31, 2013:
Shares sold	79,282	$710,174
Shares issued to shareholders in reinvestment of dividends and distributions	1,228	9,086
Shares redeemed	(15,501)	(139,003)

Net increase (decrease)	65,009	$580,257

Class I	Shares	Amount
Year ended October 31, 2014:
Shares sold	14,180,940	$126,442,218
Shares issued to shareholders in reinvestment of dividends and distributions	12,434,253	102,209,557
Shares redeemed	(18,616,907)	(169,110,008)

Net increase (decrease)	7,998,286	$59,541,767

Year ended October 31, 2013:
Shares sold	7,735,794	$66,885,346
Shares issued to shareholders in reinvestment of dividends and distributions	4,219,230	32,697,286
Shares redeemed	(21,267,142)	(199,047,443)

Net increase (decrease)	(9,312,118)	$(99,464,811)

32	MainStay U.S. Equity Opportunities Fund

Note 9–Litigation

The Fund has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Fund, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Fund is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named The MainStay Funds as a defendant.

The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”). On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint.

On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On April 24, 2014, the District Court issued a “Phase Two Motion Protocol” in the FitzSimons action that directed the liaison counsel for the shareholder defendants to file a global motion to dismiss, i.e., a motion that applies to the claim against all shareholder defendants, with respect to Count I of the FitzSimons action, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I. The Court has not yet issued a decision on any of these motions.

The value of the proceeds received by the Fund in connection with the LBO and the Fund’s cost basis in shares of Tribune was as follows:

Fund	Proceeds	Cost Basis
MainStay U.S. Equity Opportunities Fund	$45,424	$44,515

At this stage of the proceedings it would be difficult to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Fund’s net asset values.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2014, events and transactions subsequent to October 31, 2014, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

33

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay U.S. Equity Opportunities Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay U.S. Equity Opportunities Fund of MainStay Funds Trust as of October 31, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2014

34	MainStay U.S. Equity Opportunities Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $64,087,203 as long term capital gain distributions.

For the fiscal year ended October 31, 2014, the Fund designated approximately $12,104,088 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2014 should be multiplied by 29.2% to arrive at the amount eligible for the corporate dividends received deduction.

In February 2015, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2014. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2014.

Proxy Voting Policies and Procedures

and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the MainStay Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC their proxy voting records for the Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

35

Board of Trustees and Officers (Unaudited)

The Board of Trustees oversees the actions of the MainStay Group of Funds (which is comprised of Funds that are series of the MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay DefinedTerm Municipal Opportunities Fund) (collectively the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s), and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal.

Under the Retirement Policy, a Board Member must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board Members. Information pertaining to the Board Members and officers is set forth below. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Board Members are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Board Members	John Y. Kim* 9/24/60	Indefinite; The MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008.***	Vice Chairman (since January 2014) and Chief Investment Officer (since 2011), New York Life Insurance Company; President, Investments Group—New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management Holdings LLC (since 2008); Chairman of the Board of Managers (since 2008) and Chief Executive Officer (2008 to 2013), New York Life Investment Management LLC; Member of the Board, MCF Capital Management LLC (since 2012), Private Advisors LLC (since 2010); MacKay Shields LLC and Madison Capital Funding LLC (since 2008); and Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012)	82

MainStay VP Funds Trust:
Trustee since 2008 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

36	MainStay U.S. Equity Opportunities Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	82

MainStay VP Funds Trust:

Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; The MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82

MainStay VP Funds Trust:

Chairman since 2013 and Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011;

Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	82

MainStay VP Funds Trust:

Trustee since 2006 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; The MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82

MainStay VP Funds Trust:

Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

37

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40	Indefinite; The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (since 2008); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, University of California—San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011)	82

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 1994 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

	John A. Weisser 10/22/41	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	82

MainStay VP Funds Trust:

Trustee since 1997 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

38	MainStay U.S. Equity Opportunities Fund

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since January 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Senior Managing Director (since 2012) and Chairman of the Board (since 2008), NYLIM Service Company LLC; Senior Managing Director (since 2005) and Co-President (since January 2014), New York Life Investment Management LLC; President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012))
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, The MainStay Funds and MainStay Funds Trust (since 2014)	Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Assistant Secretary, MainStay VP Funds Trust (2010 to 2014)**, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014); Associate, Dechert LLP (2006 to 2010)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**; Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Insurance Company, New York Life Investment Management LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

39

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Alternative

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2014 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1630010 MS360-14	MSUER11-12/14 (NYLIM) NL234

MainStay High Yield Opportunities Fund

Message from the President and Annual Report

October 31, 2014

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Message from the President

U.S. stocks saw relatively strong results for the 12 months ended October 31, 2014, with several leading U.S. stock indices recording double-digit returns. Despite geopolitical unrest and global economic uncertainty, domestic stocks benefited from accommodative central bank policies, increased merger and acquisition activity and solid corporate earnings.

In the United States, growth stocks outpaced value stocks at all capitalization levels except the very smallest, according to Russell data. Among stocks that Russell deemed defensive, however, the trend reversed, with value tending to outperform growth.

On the whole, international stocks provided disappointing performance during the 12-month reporting period, with returns for leading international stock indices ranging from nearly flat to negative. Increasing investor uncertainty about Europe, China and Japan contributed to the weakness, as did continuing tensions between Russia and Ukraine.

In Europe, slowing growth in gross domestic product (GDP) fueled deflation concerns, and remarks by the European Central Bank were not able to restore market confidence. The slowing pace of growth in China affected many countries, especially export-oriented emerging markets. Japan’s economy struggled after a consumer tax hike in April 2014 led to questions about the viability of the nation’s economic reforms.

For the most part, bond markets provided positive returns, with strong results from convertible bonds and emerging-market bonds overall. The Federal Open Market Committee kept the federal funds target rate in a range near zero throughout the reporting period. This accommodative stance benefited high-yield bonds and leveraged loans as investors searched for yield. The demand for municipal bonds remained consistently strong throughout the reporting period and municipal bond returns were strengthened as supply declined year-over-year.

If there’s anything certain about the stock and bond markets, it’s that there will always be unpredictable elements. This poses a difficult—but not insurmountable—challenge for investors. At MainStay Funds, our portfolio managers seek to prepare for the unknown by employing time-tested strategies and investment techniques as they pursue well-defined investment objectives outlined in the prospectus. Drawing on their own extensive investment experience, they pursue an appropriate balance of risk and reward for their respective Funds, no matter where the markets may move.

The report that follows shows how this approach affected your MainStay Fund during the 12 months ended October 31, 2014. We encourage you to read the report carefully and use it as you evaluate the progress of your investment portfolio. With increasing knowledge, ongoing portfolio adjustments and wise decisions along the way, you may be better able to pursue your long-range financial goals.

We thank you for choosing MainStay Funds, and we are pleased to have earned your trust. We know that with trust comes responsibility; and we will seek to honor that responsibility for as long as you invest with us.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (800-624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2014

Class	Sales Charge		One Year	Five Years	Since Inception (12/14/07)	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–0.56 4.12%	8.29 9.29%	9.31 10.04%	1.48 1.48%
Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–0.50 4.19	8.30 9.30	9.28 10.02	1.44 1.44
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	2.50 3.49	8.50 8.50	9.20 9.20	2.19 2.19
Class I Shares	No Sales Charge		4.46	9.56	10.32	1.23

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Since Inception
Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index[4]	5.85%	10.22%	9.15%
Average Lipper High Yield Fund[5]	4.45	9.26	7.37

4.	The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issuers included in the Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. No single issuer may constitute greater than 2% of the Index. The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The average Lipper high yield fund is representative of funds that, by portfolio practice, aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay High Yield Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay High Yield Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2014, to October 31, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2014, to October 31, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/14	Ending Account Value (Based on Actual Returns and Expenses) 10/31/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/14	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$997.20	$7.85	$1,017.30	$7.93

Investor Class Shares	$1,000.00	$998.20	$7.71	$1,017.50	$7.78

Class C Shares	$1,000.00	$994.40	$11.41	$1,013.80	$11.52

Class I Shares	$1,000.00	$999.30	$6.65	$1,018.60	$6.72

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.56% for Class A, 1.53% for Investor Class, 2.27% for Class C and 1.32% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Portfolio Composition as of October 31, 2014 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of October 31, 2014 (excluding short-term investment) (Unaudited)

1.	Sprint Capital Corp., 6.875%–8.75%, due 5/1/19–3/15/32

2.	ArcelorMittal, 7.25%–7.50%, due 10/15/39–3/1/41

3.	Ford Motor Co.

4.	Reynolds Group Issuer, Inc., 8.25%–9.875%, due 5/15/18–2/15/21

5.	American International Group, Inc., 4.875%–8.175%, due 3/15/67–5/15/68
6.	Royal Bank of Scotland N.V., 4.70%, due 6/10/19

7.	MGM Resorts International, 6.75%–8.625%, due 2/1/19–10/1/20

8.	iHeartCommunications, Inc., 9.00%, due 3/1/21

9.	Intelsat Luxembourg S.A., 7.75%–8.125%, due 6/1/21–6/1/23

10.	T-Mobile USA, Inc., 6.125%–6.542%, due 4/28/20–1/15/22

8	MainStay High Yield Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, Louis N. Cohen, CFA, Michael Kimble, CFA, and Taylor Wagenseil of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay High Yield Opportunities Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2014?

Excluding all sales charges, MainStay High Yield Opportunities Fund returned 4.12% for Class A shares, 4.19% for Investor Class shares and 3.49% for Class C shares for the 12 months ended October 31, 2014. Over the same period, the Fund’s Class I shares returned 4.46%. For the 12 months ended October 31, 2014, all share classes underperformed the 5.85% return of the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index,1 which is the Fund’s primary broad-based securities-market index. Over the same period, Class A, Investor Class and Class C shares underperformed—and Class I shares outperformed—the 4.45% return of the average Lipper2 high yield fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

There were pockets of volatility throughout the reporting period. None of this volatility, however, was tied to the fundamentals of the high-yield market, which remained intact. We believe that from a fundamental perspective, the high-yield issuer base was in good shape at the end of the reporting period. During the reporting period, debt burdens were generally reasonable, and most companies were in a better position to service their debt. In 2013, the average leverage of companies bringing new issues to market was less than the 20-year average. Moreover, as of October 31, 2014, total debt divided by pretax profits for nonfinancial U.S. businesses had come down from a peak of more than 6.5 in 2009 to around 4.5 at the end of the reporting period. Issuers were making different use of their capital, having taken advantage of low interest rates to refinance their debt at cheaper levels. In 2007, over half of new issuance was used to fund new acquisitions. As of October 31, 2014, close to 60% of issuance was for refinancing. This aggressive refinancing of balance sheets improved the outlook for issuer liquidity.

While the Fund performed well on an absolute basis over the reporting period, it trailed the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index. Credit selection detracted from relative performance. The biggest detractors included Caesars, Alpha Natural Resources, Virgolino de Oliveira and Arch Coal.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund had a sizeable position to a short in two-year U.S. Treasury securities through the use of U.S. Treasury futures. They did not have a material impact on the Fund’s performance during the reporting period. The Fund was invested in currency forwards, which were used to hedge non-dollar exposure. These forwards had a positive impact on the Fund.

What was the Fund’s duration3 strategy during the reporting period?

The Fund’s duration was shorter than that of the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index during the reporting period. In general, high-yield bonds tend to have shorter durations than their investment-grade counterparts. High-yield bonds also tend to have a low correlation to U.S. Treasury securities, so they have a lower sensitivity to interest rates. During the reporting period, we used U.S. Treasury futures to shorten the Fund’s duration and reduce its exposure to a rise in interest rates. At the end of the reporting period, the Fund’s effective duration was 3.98 years, which was about 0.5 years shorter than the duration of the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

There were many macro factors to consider during the reporting period, including the Federal Reserve’s tapering of direct bond purchases, geopolitical events and a flattening yield curve.4 Nevertheless, we did not make any material changes to the Fund’s positioning. The low interest-rate environment sparked healthy demand for higher-yielding products. Improving profitability signaled that many corporations were doing more with less: less leverage, less short-term debt and smaller funding gaps. In our opinion, improving credit fundamentals would support narrower spreads5—or less compensation for assuming credit risk—alongside a favorable balance of supply and demand for corporate debt, including high-yield corporate bonds.

1.	See footnote on page 6 for more information on the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

9

During the reporting period, which market segments were the strongest contributors to the Fund’s performance and which market segments were particularly weak?

In the second half of the reporting period, energy prices dropped precipitously, with a negative impact on the bonds (and stocks) of exploration & production companies. Against this backdrop, the Fund’s underweight position in exploration & production companies relative to the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index contributed positively to performance. (Contributions take weightings and total returns into account.) The Fund’s holdings in the mining and gas distribution segments also added to performance. On the other hand, the Fund’s allocations to the gaming, telecommunications and electric-generation segments detracted from the Fund’s performance.

Did the Fund make any significant purchases or sales during the reporting period?

While there were no significant changes in the Fund’s overall positioning during the reporting period, we added some positions and eliminated others. The Fund added a new position in California Resources, an oil & gas exploration & production company that integrated energy company Occidental Petroleum planned to spin off on November 30, 2014. We believe that the company is being spun off with a very manageable debt level and has a lower-than-average breakeven cost of production. The Fund also purchased a new position in Zebra Technologies, a leading manufacturer and distributor of bar-code technology used to track and identify assets. The proceeds from the issue we purchased were used to acquire a complementary business from Motorola. We believe that following the acquisition, total debt will be manageable, and we anticipate that the combined company will generate cash and pay down debt. We believe that the Zebra Technologies position came at an attractive valuation.

The Fund reduced its position in insurance company American International Group (AIG). When the Fund invested in the bonds, they were trading at a spread that was wider than that of the high-yield market, despite investment-grade ratings. Since then, the spread has tightened significantly, and as of the end of the reporting period, spreads were very tight with the expectation that the bonds would be called in May 2018. We felt that it made sense to sell the position because it had little remaining upside potential. The Fund also eliminated its position in oil, gas & consumable fuels company Kinder Morgan. The company, which is a high-yield issuer, recently announced its intention to combine with its investment-grade master limited partnership, Kinder Morgan Partners. In response, Kinder Morgan’s credit spread tightened to investment-grade levels, and the company’s bond price appreciated significantly. The Fund sold its position in Kinder Morgan because it no longer added value relative to other bonds in the pipeline sector.

How did the Fund’s sector weightings change during the reporting period?

We made no significant changes to the Fund’s sector weightings relative to the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index during the reporting period. The top five sectors in the Fund remained services, energy, banking, basic industry and capital goods.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2014, the Fund held an overweight position relative to the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index in investment-grade corporate bonds (which includes non-dollar bonds and emerging-market bonds) and bank loans. As of the same date, the Fund had a short position in two-year U.S. Treasury securities to hedge duration.

Regarding our industry weights, we believe that economic growth will continue to be moderate while the Federal Reserve remains highly accommodative. Our central belief is that monetary policy plays a critical role in the creation of credit and that the Federal Reserve has the ability to control monetary policy through its influence on short-term interest rates. With these factors in mind, the Fund held overweight positions relative to the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index in cyclical market segments such as banking, services and gaming as of October 31, 2014. As of the same date, the Fund held underweight positions in health care and energy.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay High Yield Opportunities Fund

Portfolio of Investments October 31, 2014

	Principal Amount	Value
Long-Term Bonds 106.9%† Asset-Backed Securities 2.0%
Airlines 0.5%
America West Airlines Pass-Through Trust Series 2000-1, Class G 8.057%, due 1/2/22	$1,200,484	$1,359,549
Continental Airlines, Inc. Series 2004-ERJ1, Class A 9.558%, due 3/1/21	3,656,951	4,077,500
Northwest Airlines, Inc. Series 2007-1, Class A 7.027%, due 5/1/21	824,970	940,466

		6,377,515

Home Equity 1.3%
Carrington Mortgage Loan Trust Series 2006-NC4, Class A5 0.215%, due 10/25/36 (a)(b)	1,973,860	1,776,759
Citigroup Mortgage Loan Trust Series 2007-AHL2, Class A3A 0.225%, due 5/25/37 (a)(b)	394,783	329,015
Equifirst Loan Securitization Trust Series 2007-1, Class A2A 0.215%, due 4/25/37 (a)(b)	13,430	13,380
First NLC Trust Series 2007-1, Class A1 0.225%, due 8/25/37 (a)(b)(c)	1,035,342	572,384
GSAA Home Equity Trust Series 2006-14, Class A1 0.205%, due 9/25/36 (a)(b)	452,476	245,792
Series 2006-18, Class AV1 0.225%, due 11/25/36 (a)(b)	111,020	48,420
Series 2007-5, Class 2A1A 0.275%, due 4/25/47 (a)(b)	405,942	310,870
Home Equity Loan Trust Series 2007-FRE1, Class 2AV1 0.285%, due 4/25/37 (a)(b)	398,732	362,846
HSI Asset Securitization Corp. Trust Series 2007-NC1, Class A1 0.255%, due 4/25/37 (a)(b)	838,500	788,764
JP Morgan Mortgage Acquisition Corp. Series 2007-HE1, Class AF1 0.255%, due 3/25/47 (a)(b)	567,213	377,005
Series 2007-CH2, Class AF2 4.942%, due 1/25/37 (b)(d)	1,280,400	980,494
Merrill Lynch Mortgage Investors Trust Series 2007-MLN1, Class A2A 0.265%, due 3/25/37 (a)(b)	742,705	726,184

	Principal Amount	Value
Home Equity (continued)
Morgan Stanley ABS Capital I, Inc. Series 2006-HE6, Class A2B 0.255%, due 9/25/36 (a)(b)	$912,443	$506,849
Series 2006-HE8, Class A2B 0.255%, due 10/25/36 (a)(b)	219,315	132,394
Series 2007-NC2, Class A2FP 0.305%, due 2/25/37 (a)(b)	1,719,972	1,094,401
Renaissance Home Equity Loan Trust Series 2007-2, Class AF1 5.893%, due 6/25/37 (b)(d)	3,280,049	1,786,557
Securitized Asset Backed Receivables LLC Trust Series 2006-FR4, Class A2A 0.235%, due 8/25/36 (a)(b)	3,068,195	1,373,889
Series 2007-BR4, Class A2A 0.245%, due 5/25/37 (a)(b)	1,080,225	693,449
Soundview Home Equity Loan Trust Series 2007-OPT1, Class 2A1 0.235%, due 6/25/37 (a)(b)	1,261,444	744,069
Series 2006-EQ2, Class A2 0.265%, due 1/25/37 (a)(b)	1,875,598	1,266,528
Specialty Underwriting & Residential Finance Trust Series 2006-BC4, Class A2B 0.265%, due 9/25/37 (a)(b)	2,391,064	1,148,395

		15,278,444

Student Loans 0.2%
Keycorp Student Loan Trust Series 2000-A, Class A2 0.555%, due 5/25/29 (a)	2,234,466	2,170,858

Total Asset-Backed Securities (Cost $26,243,945)		23,826,817

Corporate Bonds 92.8%
Aerospace & Defense 1.4%
Alliant Techsystems, Inc. 5.25%, due 10/1/21 (c)	7,200,000	7,326,000
Ducommun, Inc. 9.75%, due 7/15/18	2,630,000	2,866,700
TransDigm, Inc. 6.00%, due 7/15/22	6,765,000	6,841,106

		17,033,806

Airlines 0.6%
Continental Airlines, Inc. 7.875%, due 1/2/20	1,650,992	1,763,325
9.798%, due 10/1/22	983,006	1,098,509

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of October 31, 2014, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2014 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Airlines (continued)
U.S. Airways Group, Inc. 6.125%, due 6/1/18	$2,000,000	$2,065,000
Series A 6.25%, due 10/22/24	774,044	864,995
UAL 2009-2B Pass-Through Trust 12.00%, due 7/15/17 (c)	1,520,628	1,661,286

		7,453,115

Auto Manufacturers 2.3%
Chrysler Group LLC / CG Co-Issuer, Inc. 8.00%, due 6/15/19	535,000	573,119
8.25%, due 6/15/21	7,138,000	7,976,715
Ford Holdings LLC 9.30%, due 3/1/30 (e)	2,475,000	3,694,034
9.375%, due 3/1/20	210,000	271,283
♦Ford Motor Co. 7.50%, due 8/1/26	255,000	325,901
8.90%, due 1/15/32	410,000	576,282
9.98%, due 2/15/47	2,000,000	3,174,996
Navistar International Corp. 8.25%, due 11/1/21 (e)	9,995,000	10,274,860

		26,867,190

Auto Parts & Equipment 1.3%
Dana Holding Corp. 5.375%, due 9/15/21 (e)	4,645,000	4,830,800
MPG Holdco I, Inc. 7.375%, due 10/15/22 (c)	3,405,000	3,575,250
Schaeffler Finance B.V. 4.75%, due 5/15/21 (c)	6,880,000	6,862,800

		15,268,850

Banks 9.5%
Banco de Bogota S.A. 5.375%, due 2/19/23 (c)	5,800,000	6,046,500
Banco do Brasil S.A. 5.875%, due 1/19/23 (c)	5,700,000	5,934,840
Bank of America Corp. 8.00%, due 7/29/49 (a)	504,000	542,430
Barclays PLC 6.50%, due 6/15/49 (a)	€9,000,000	11,020,077
Citigroup, Inc. 6.30%, due 12/29/49 (a)	$8,750,000	8,695,313
Credit Agricole S.A. 7.875%, due 1/29/49 (a)(c)	6,000,000	6,193,200
Deutsche Postbank Funding Trust IV 5.983%, due 6/29/49 (a)	€9,400,000	12,313,227
Dresdner Funding Trust I 8.151%, due 6/30/31 (c)	$5,500,000	6,421,250
HSBC Holdings PLC 6.375%, due 12/29/49 (a)	6,500,000	6,630,000

	Principal Amount		Value
Banks (continued)
ICICI Bank, Ltd. Series Reg S 6.375%, due 4/30/22 (a)		$7,885,000	$8,151,513
Industrial Senior Trust 5.50%, due 11/1/22 (c)		7,500,000	7,443,750
Lloyds Bank PLC 13.00%, due 12/19/21 (a)	A$	1,811,000	1,863,349
Lloyds Banking Group PLC 7.50%, due 4/30/49 (a)		$2,650,000	2,756,000
National Capital Trust I Series Reg S 5.62%, due 9/29/49 (a)		£5,000,000	8,358,435
Sberbank of Russia Via Sb Capital S.A. Series Reg S 5.125%, due 10/29/22		$6,800,000	6,107,624
VTB Capital S.A. 6.95%, due 10/17/22 (c)		7,000,000	6,664,000
Wachovia Capital Trust III 5.57%, due 3/29/49 (a)		1,000,000	967,500
Wells Fargo & Co. 5.90%, due 12/29/49 (a)		6,075,000	6,245,708

			112,354,716

Building Materials 1.6%
Associated Materials LLC / AMH New Finance, Inc. 9.125%, due 11/1/17		5,800,000	5,669,500
Cemex Finance LLC 6.00%, due 4/1/24 (c)		5,350,000	5,455,395
USG Corp. 5.875%, due 11/1/21 (c)		3,125,000	3,226,563
8.375%, due 10/15/18 (c)		3,825,000	4,002,097

			18,353,555

Chemicals 1.3%
Axalta Coating Systems U.S. Holdings, Inc. /Axalta Coating Systems Dutch Holding B.V. 7.375%, due 5/1/21 (c)		2,000,000	2,165,000
Hexion U.S. Finance Corp. 6.625%, due 4/15/20		1,275,000	1,275,000
Hexion U.S. Finance Corp. / Hexion Nova Scotia Finance ULC 8.875%, due 2/1/18 (e)		6,710,000	6,634,512
Huntsman International LLC 8.625%, due 3/15/21		2,980,000	3,248,200
Momentive Performance Materials, Inc. 4.69%, due 4/24/22		2,510,000	2,045,650
10.00%, due 10/15/20 (f)(g)(h)		2,510,000	3

			15,368,365

12	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Coal 0.9%
Alpha Natural Resources, Inc. 6.00%, due 6/1/19 (e)	$2,100,000	$1,050,000
6.25%, due 6/1/21	835,000	396,625
7.50%, due 8/1/20 (c)	4,720,000	3,776,000
Arch Coal, Inc. 7.00%, due 6/15/19 (e)	3,475,000	1,390,000
7.25%, due 10/1/20	571,000	274,080
7.25%, due 6/15/21	1,245,000	460,650
Peabody Energy Corp. 6.00%, due 11/15/18 (e)	3,725,000	3,603,938

		10,951,293

Commercial Services 3.1%
Ashtead Capital, Inc. 6.50%, due 7/15/22 (c)	2,740,000	2,959,200
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.125%, due 6/1/22 (c)	800,000	790,400
5.50%, due 4/1/23	5,810,000	5,839,050
Hertz Corp. (The) 6.25%, due 10/15/22	750,000	765,000
7.375%, due 1/15/21	3,345,000	3,537,337
Iron Mountain, Inc. 6.00%, due 8/15/23	8,600,000	9,073,000
Service Corp. International 5.375%, due 5/15/24	3,530,000	3,635,900
United Rentals North America, Inc. 6.125%, due 6/15/23	4,285,000	4,611,731
7.375%, due 5/15/20	975,000	1,057,875
7.625%, due 4/15/22	955,000	1,064,825
8.375%, due 9/15/20	3,225,000	3,491,063

		36,825,381

Computers 1.8%
NCR Corp. 6.375%, due 12/15/23 (e)	11,000,000	11,605,000
SunGard Data Systems, Inc. 6.625%, due 11/1/19	6,135,000	6,349,725
7.625%, due 11/15/20	2,507,000	2,673,089

		20,627,814

Cosmetics & Personal Care 0.5%
Albea Beauty Holdings S.A. 8.375%, due 11/1/19 (c)	5,020,000	5,346,300

Diversified Financial Services 1.9%
GE Capital Trust II Series Reg S 5.50%, due 9/15/67 (a)	€3,345,000	4,526,845
GE Capital Trust IV Series Reg S 4.625%, due 9/15/66 (a)	2,828,000	3,681,263

	Principal Amount	Value
Diversified Financial Services (continued)
Glen Meadow Pass-through Trust 6.505%, due 2/12/67 (a)(c)	$11,000,000	$10,821,250
Rio Oil Finance Trust 6.25%, due 7/6/24 (c)	3,500,000	3,649,713

		22,679,071

Electric 0.9%
Calpine Corp. 5.75%, due 1/15/25	10,490,000	10,621,125

Entertainment 2.2%
Isle of Capri Casinos, Inc. 7.75%, due 3/15/19	5,500,000	5,775,000
8.875%, due 6/15/20 (e)	6,150,000	6,580,500
Mohegan Tribal Gaming Authority 9.75%, due 9/1/21	3,960,000	4,078,800
Pinnacle Entertainment, Inc. 7.75%, due 4/1/22	6,255,000	6,833,588
8.75%, due 5/15/20	2,000,000	2,125,000

		25,392,888

Finance—Auto Loans 0.5%
Ally Financial, Inc. 8.00%, due 11/1/31 (e)	3,360,000	4,275,600
8.00%, due 11/1/31	1,090,000	1,388,388

		5,663,988

Finance—Commercial 0.1%
Textron Financial Corp. 6.00%, due 2/15/67 (a)(c)	1,010,000	924,150

Finance—Consumer Loans 1.7%
Navient Corp. 8.00%, due 3/25/20 (e)	6,000,000	6,885,000
SLM Corp. 7.25%, due 1/25/22	650,000	726,375
Springleaf Finance Corp. 6.00%, due 6/1/20	5,500,000	5,692,500
6.50%, due 9/15/17 (e)	3,000,000	3,210,000
7.75%, due 10/1/21	3,270,000	3,695,100

		20,208,975

Finance—Other Services 1.3%
Ausdrill Finance Pty, Ltd. 6.875%, due 11/1/19 (c)	2,740,000	2,349,550
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp. 5.875%, due 2/1/22	1,695,000	1,741,613
6.00%, due 8/1/20 (e)	11,100,000	11,655,000

		15,746,163

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2014 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Food 3.8%
ESAL GmbH 6.25%, due 2/5/23 (c)	$2,700,000	$2,754,000
JBS Finance II, Ltd. 8.25%, due 1/29/18 (c)	8,000,000	8,420,000
JBS USA LLC / JBS USA Finance, Inc. 5.875%, due 7/15/24 (c)	4,415,000	4,437,075
Minerva Luxembourg S.A. 7.75%, due 1/31/23 (c)	10,375,000	10,841,875
Premier Foods Finance PLC Series Reg S 6.50%, due 3/15/21	£6,100,000	8,774,159
Smithfield Foods, Inc. 6.625%, due 8/15/22	$5,085,000	5,542,650
Virgolino de Oliveira Finance S.A. 10.50%, due 1/28/18 (c)	4,000,000	980,000
10.875%, due 1/13/20 (c)	2,605,000	1,588,269
11.75%, due 2/9/22 (c)	5,100,000	1,264,800

		44,602,828

Food Services 0.2%
Aramark Services, Inc. 5.75%, due 3/15/20 (e)	2,625,000	2,743,125

Forest Products & Paper 0.3%
Stora Enso OYJ 7.25%, due 4/15/36 (c)	3,000,000	3,030,000

Hand & Machine Tools 0.9%
Mcron Finance Sub LLC / Mcron Finance Corp. 8.375%, due 5/15/19 (c)	4,320,000	4,600,800
Milacron LLC / Mcron Finance Corp. 7.75%, due 2/15/21 (c)	6,000,000	6,240,000

		10,840,800

Health Care—Products 2.0%
Alere, Inc. 6.50%, due 6/15/20 (e)	4,865,000	5,010,950
7.25%, due 7/1/18	1,461,000	1,555,965
8.625%, due 10/1/18	1,240,000	1,294,250
Kinetic Concepts, Inc. / KCI U.S.A., Inc. 10.50%, due 11/1/18	4,525,000	4,988,813
Mallinckrodt International Finance S.A. / Mallinckrodt CB LLC 5.75%, due 8/1/22 (c)	10,145,000	10,626,887

		23,476,865

Health Care—Services 3.6%
CHS / Community Health Systems, Inc. 6.875%, due 2/1/22	9,750,000	10,505,625

	Principal Amount	Value
Health Care—Services (continued)
DaVita HealthCare Partners, Inc. 5.75%, due 8/15/22	$4,500,000	$4,770,000
HCA, Inc. 5.00%, due 3/15/24 (e)	12,745,000	13,143,408
MPH Acquisition Holdings LLC 6.625%, due 4/1/22 (c)	6,160,000	6,444,900
Tenet Healthcare Corp. 8.125%, due 4/1/22 (e)	6,695,000	7,674,144

		42,538,077

Holding Company—Diversified 0.2%
Stena AB 7.00%, due 2/1/24 (c)	2,630,000	2,623,425

Home Builders 3.1%
Beazer Homes USA, Inc. 5.75%, due 6/15/19	2,350,000	2,250,125
7.25%, due 2/1/23	2,720,000	2,706,400
8.125%, due 6/15/16 (e)	4,000,000	4,290,000
K Hovnanian Enterprises, Inc. 7.00%, due 1/15/19 (c)	2,350,000	2,291,250
7.25%, due 10/15/20 (c)	6,080,000	6,399,200
PulteGroup, Inc. 7.875%, due 6/15/32	5,295,000	6,082,631
Shea Homes, L.P. / Shea Homes Funding Corp. 8.625%, due 5/15/19	5,500,000	5,857,500
TRI Pointe Holdings, Inc. 5.875%, due 6/15/24 (c)	6,690,000	6,823,800

		36,700,906

Insurance 4.9%
♦American International Group, Inc. Series A3 4.875%, due 3/15/67 (a)	€4,950,000	6,476,029
Series A2 5.75%, due 3/15/67 (a)	£3,350,000	5,557,740
Series Reg S 8.175%, due 5/15/68 (a)(e)	$4,000,000	5,430,000
Genworth Holdings, Inc. 6.15%, due 11/15/66 (a)(e)	11,906,000	10,179,630
Liberty Mutual Group, Inc. 7.80%, due 3/7/87 (c)	3,000,000	3,510,000
10.75%, due 6/15/88 (a)(c)	2,000,000	3,075,000
Lincoln National Corp. 6.05%, due 4/20/67 (a)	3,000,000	3,052,500
7.00%, due 5/17/66 (a)(e)	3,840,000	3,936,000
Oil Insurance, Ltd. 3.215%, due 12/29/49 (a)(c)	3,250,000	3,009,237
Pacific Life Insurance Co. 7.90%, due 12/30/23 (c)	2,000,000	2,605,308
9.25%, due 6/15/39 (c)	1,000,000	1,568,163

14	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Insurance (continued)
Pearl Group Holdings No 1, Ltd. 6.586%, due 11/29/49 (a)	£4,624,000	$7,207,652
Swiss Re Capital I, L.P. 6.854%, due 5/29/49 (a)(c)	$2,500,000	2,625,000

		58,232,259

Iron & Steel 4.2%
AK Steel Corp. 7.625%, due 5/15/20	3,985,000	4,014,888
7.625%, due 10/1/21	5,265,000	5,278,162
8.375%, due 4/1/22	2,700,000	2,754,000
♦ArcelorMittal 7.25%, due 3/1/41 (e)	8,105,000	8,368,412
7.50%, due 10/15/39 (e)	13,935,000	14,875,612
Severstal OAO Via Steel Capital S.A. 5.90%, due 10/17/22 (c)	7,750,000	7,370,250
United States Steel Corp. 7.00%, due 2/1/18	2,145,000	2,364,863
7.375%, due 4/1/20 (e)	2,855,000	3,197,600
7.50%, due 3/15/22	1,400,000	1,533,000

		49,756,787

Lodging 2.7%
Caesars Entertainment Operating Co., Inc. 9.00%, due 2/15/20	2,985,000	2,253,675
9.00%, due 2/15/20 (e)	12,660,000	9,495,000
Caesars Entertainment Resort Properties LLC / Caesars Entertainment Resort Properties 8.00%, due 10/1/20 (c)	3,475,000	3,370,750
♦MGM Resorts International 6.75%, due 10/1/20	10,859,000	11,917,752
8.625%, due 2/1/19	3,975,000	4,601,063

		31,638,240

Machinery—Construction & Mining 0.7%
Terex Corp. 6.00%, due 5/15/21 (e)	6,620,000	6,884,800
6.50%, due 4/1/20	750,000	789,375

		7,674,175

Machinery—Diversified 0.3%
Zebra Technologies Corp. 7.25%, due 10/15/22 (c)	3,640,000	3,831,100

Media 3.5%
CCO Holdings LLC / CCO Holdings Capital Corp. 5.75%, due 1/15/24 (e)	6,680,000	6,838,650
CCOH Safari LLC 5.50%, due 12/1/22	3,810,000	3,848,100
5.75%, due 12/1/24	1,965,000	1,976,053

	Principal Amount	Value
Media (continued)
Clear Channel Worldwide Holdings, Inc. Series A 7.625%, due 3/15/20	$559,000	$589,745
Series B 6.50%, due 11/15/22	1,000,000	1,035,000
7.625%, due 3/15/20	5,147,000	5,475,121
DISH DBS Corp. 6.75%, due 6/1/21 (e)	5,120,000	5,683,200
♦iHeartCommunications, Inc. 9.00%, due 3/1/21 (e)	16,175,000	16,175,000

		41,620,869

Metal Fabricate & Hardware 0.1%
Mueller Water Products, Inc. 8.75%, due 9/1/20 (e)	1,476,000	1,594,080

Mining 1.6%
Aleris International, Inc. 6.00%, due 6/1/20 (c)(f)(g)(h)	11,797	10,025
7.625%, due 2/15/18	3,755,000	3,867,650
7.875%, due 11/1/20	4,375,000	4,550,000
Vedanta Resources PLC 7.125%, due 5/31/23 (c)	1,000,000	1,017,500
8.25%, due 6/7/21 (c)	8,435,000	9,194,150

		18,639,325

Miscellaneous—Manufacturing 1.8%
Bombardier, Inc. 6.00%, due 10/15/22 (c)	1,240,000	1,273,325
6.125%, due 1/15/23 (c)	5,000,000	5,150,000
7.75%, due 3/15/20 (c)	2,995,000	3,324,450
Gates Global LLC / Gates Global Co. 6.00%, due 7/15/22 (c)	12,355,000	11,984,350

		21,732,125

Office Furnishings 0.1%
Interface, Inc. 7.625%, due 12/1/18 (e)	1,530,000	1,592,424

Oil & Gas 6.1%
Berry Petroleum Co. 6.375%, due 9/15/22	7,995,000	7,435,350
California Resources Corp. 6.00%, due 11/15/24 (c)	5,455,000	5,564,100
CITGO Petroleum Corp. 6.25%, due 8/15/22 (c)	3,915,000	3,983,512
Concho Resources, Inc. 6.50%, due 1/15/22	2,500,000	2,700,000
EP Energy LLC / EP Energy Finance, Inc. 9.375%, due 5/1/20	8,020,000	8,761,850
Hilcorp Energy I, L.P. / Hilcorp Finance Co. 7.625%, due 4/15/21 (c)	4,770,000	5,032,350

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2014 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas (continued)
Linn Energy LLC / Linn Energy Finance Corp. 6.25%, due 11/1/19	$5,455,000	$5,018,600
6.50%, due 9/15/21	1,170,000	1,070,550
7.75%, due 2/1/21	2,650,000	2,597,000
8.625%, due 4/15/20	3,880,000	3,889,700
Precision Drilling Corp. 6.50%, due 12/15/21 (e)	2,865,000	2,936,625
6.625%, due 11/15/20	1,600,000	1,648,000
Samson Investment Co. 9.75%, due 2/15/20 (e)	9,245,000	6,841,300
Swift Energy Co. 7.875%, due 3/1/22	2,460,000	2,220,150
8.875%, due 1/15/20	2,849,000	2,777,775
Whiting Petroleum Corp. 5.75%, due 3/15/21	9,450,000	9,969,750

		72,446,612

Oil & Gas Services 1.5%
Basic Energy Services, Inc. 7.75%, due 2/15/19	6,710,000	6,542,250
7.75%, due 10/15/22	2,025,000	1,974,375
CGG S.A. 6.50%, due 6/1/21 (e)	5,550,000	4,440,000
PHI, Inc. 5.25%, due 3/15/19	5,200,000	5,136,872

		18,093,497

Packaging & Containers 2.6%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 6.00%, due 6/30/21 (c)	1,700,000	1,676,625
Ball Corp. 4.00%, due 11/15/23 (e)	5,495,000	5,275,200
Novelis, Inc. 8.75%, due 12/15/20	4,865,000	5,308,931
♦Reynolds Group Issuer, Inc. 8.25%, due 2/15/21 (e)	2,600,000	2,795,000
8.50%, due 5/15/18 (e)	5,175,000	5,362,594
9.00%, due 4/15/19	1,315,000	1,374,175
9.875%, due 8/15/19 (e)	8,066,000	8,761,692

		30,554,217

Pharmaceuticals 1.0%
Valeant Pharmaceuticals International, Inc. 5.625%, due 12/1/21 (c)	5,400,000	5,346,000
7.50%, due 7/15/21 (c)	6,530,000	6,987,100

		12,333,100

	Principal Amount	Value
Pipelines 2.2%
Atlas Pipeline Partners, L.P. / Atlas Pipeline Finance Corp. 4.75%, due 11/15/21	$4,000,000	$3,990,000
5.875%, due 8/1/23	4,165,000	4,321,188
Georgian Oil and Gas Corp. 6.875%, due 5/16/17 (c)	5,350,000	5,602,252
MarkWest Energy Partners, L.P. / MarkWest Energy Finance Corp. 6.25%, due 6/15/22	1,333,000	1,436,308
6.50%, due 8/15/21	293,000	313,510
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp. 4.25%, due 11/15/23 (e)	3,000,000	2,970,000
6.875%, due 2/1/21	5,500,000	5,912,500
Tesoro Logistics, L.P. / Tesoro Logistics Finance Corp. 5.875%, due 10/1/20	1,096,000	1,120,660

		25,666,418

Real Estate Investment Trusts 0.1%
American Tower Corp. 7.00%, due 10/15/17	1,100,000	1,245,566

Semiconductors 0.7%
Freescale Semiconductor, Inc. 5.00%, due 5/15/21 (c)	3,150,000	3,102,750
6.00%, due 1/15/22 (c)	4,908,000	5,030,700

		8,133,450

Software 0.5%
First Data Corp. 10.625%, due 6/15/21	4,940,000	5,693,350

Telecommunications 8.7%
CenturyLink, Inc. 6.75%, due 12/1/23 (e)	5,685,000	6,310,350
Frontier Communications Corp. 6.25%, due 9/15/21	1,750,000	1,807,969
8.50%, due 4/15/20 (e)	3,500,000	4,033,750
Hughes Satellite Systems Corp. 7.625%, due 6/15/21	5,601,000	6,231,113
♦Intelsat Luxembourg S.A. 7.75%, due 6/1/21	10,584,000	11,060,280
8.125%, due 6/1/23	3,410,000	3,623,125
MetroPCS Wireless, Inc. 6.625%, due 11/15/20 (e)	1,550,000	1,633,313
♦Sprint Capital Corp. 6.875%, due 11/15/28 (e)	18,465,000	17,957,212
6.90%, due 5/1/19	4,680,000	4,960,800
8.75%, due 3/15/32 (e)	6,685,000	7,470,487

16	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Telecommunications (continued)
Sprint Communications, Inc. 6.00%, due 11/15/22 (e)	$6,325,000	$6,309,188
Sprint Corp. 7.875%, due 9/15/23 (c)	3,500,000	3,788,750
♦T-Mobile USA, Inc. 6.125%, due 1/15/22	5,225,000	5,414,406
6.542%, due 4/28/20 (e)	8,000,000	8,440,000
ViaSat, Inc. 6.875%, due 6/15/20	4,030,000	4,261,725
Virgin Media Finance PLC 6.375%, due 10/15/24 (c)	£3,750,000	6,088,860
Windstream Corp. 7.50%, due 4/1/23	$3,000,000	3,150,000

		102,541,328

Transportation 2.5%
CHC Helicopter S.A. 9.25%, due 10/15/20	9,499,500	10,164,465
Hapag-Lloyd A.G. 9.75%, due 10/15/17 (c)	4,770,000	4,913,100
Hornbeck Offshore Services, Inc. 5.00%, due 3/1/21 (e)	10,695,000	9,518,550
Ukraine Railways via Shortline PLC 9.50%, due 5/21/18 (c)	7,470,000	5,379,894

		29,976,009

Total Corporate Bonds (Cost $1,077,380,112)		1,097,237,702

Foreign Bonds 8.4%
Banks 3.7%
Bank of Scotland PLC 7.286%, due 11/29/49 (a)	£1,800,000	3,050,789
Belfius Funding N.V. 1.261%, due 2/9/17 (a)	3,550,000	5,451,779
HBOS Capital Fund L.P. Series A 6.461%, due 11/29/49 (a)	3,500,000	5,828,509
HBOS PLC 5.125%, due 10/29/49 (a)	€1,000,000	1,253,011
♦Royal Bank of Scotland N.V. 4.70%, due 6/10/19 (a)(f)	12,650,000	16,674,293
Santander UK PLC 4.814%, due 9/28/49 (a)	£5,000,000	7,758,468
UT2 Funding PLC 5.321%, due 6/30/16	€3,300,000	4,114,617

		44,131,466

Diversified Financial Services 0.5%
Ageas Hybrid Financing S.A. 5.125%, due 6/29/49 (a)	4,750,000	5,997,107

	Principal Amount	Value
Holding Company—Diversified 0.1%
Stena AB Series Reg S 7.875%, due 3/15/20	€1,000,000	$1,400,395

Insurance 2.0%
Assicurazioni Generali S.p.A. 6.416%, due 12/29/49 (a)	£6,400,000	10,517,460
Aviva PLC 6.875%, due 5/22/38 (a)	€2,000,000	2,892,651
CNP Assurances 4.75%, due 12/29/49 (a)	2,000,000	2,594,184
ING Groep N.V. 5.14%, due 3/29/49 (a)	£5,000,000	7,991,704

		23,995,999

Packaging & Containers 1.4%
Ardagh Packaging Finance PLC Series Reg S 9.25%, due 10/15/20	€5,700,000	7,642,963
Rexam PLC 6.75%, due 6/29/67 (a)	6,300,000	8,309,325

		15,952,288

Telecommunications 0.4%
EN Germany Holdings B.V. 10.75%, due 11/15/15	3,414,000	4,256,863

Transportation 0.3%
Rede Ferroviaria Nacional—Refer Epe 4.25%, due 12/13/21	3,100,000	3,890,282

Total Foreign Bonds (Cost $90,287,991)		99,624,400

Loan Assignments 3.1% (i)
Airlines 0.2%
U.S. Airways Group, Inc.
New Term Loan B1 3.50%, due 5/23/19	$2,970,000	2,896,680

Auto Parts & Equipment 0.3%
Allison Transmission, Inc.
New Term Loan B3 3.75%, due 8/23/19	3,542,366	3,510,736

Computers 0.1%
SunGard Data Systems, Inc.
Term Loan E 4.00%, due 3/8/20	593,278	590,312

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2014 (continued)

	Principal Amount	Value
Loan Assignments (continued)
Entertainment 0.4%
Scientific Games International, Inc.
New Term Loan B 4.25%, due 10/18/20	$4,962,500	$4,857,047

Food Service 0.1%
Aramark Services, Inc.
USD Term Loan F 3.25%, due 2/24/21	866,340	852,262
Extended Synthetic LOC 2 3.657%, due 7/26/16	57,145	56,716
Extended Synthetic LOC 3 3.657%, due 7/26/16	31,723	31,486

		940,464

Health Care—Products 0.8%
Ortho-Clinical Diagnostics, Inc.
Term Loan B 4.75%, due 6/30/21	9,082,238	8,963,033

Leisure Time 0.2%
ClubCorp Club Operations, Inc.
New Term Loan 4.50%, due 7/24/20	1,878,103	1,858,539

Media 0.3%
Charter Communications Operating, LLC
Term Loan F 3.00%, due 1/3/21	380,648	373,986
Clear Channel Communications, Inc.
Term Loan D 6.904%, due 1/30/19	3,127,798	2,950,295

		3,324,281

Mining 0.1%
FMG Resources (August 2006) Pty, Ltd.
New Term Loan B 3.75%, due 6/30/19	1,470,150	1,432,871

Oil & Gas 0.6%
MEG Energy Corp. Refi Term Loan 3.75%, due 3/31/20	7,760,408	7,614,900

Real Estate 0.0%‡
Realogy Corp. Extended Letter of Credit 4.67%, due 10/10/16	166,608	163,068

Total Loan Assignments (Cost $36,570,266)		36,151,931

	Principal Amount	Value
Mortgage-Backed Securities 0.6%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.6%
Banc of America Commercial Mortgage Trust Series 2007-2, Class A4 5.781%, due 4/10/49 (j)	$600,000	$650,284
Banc of America Commercial Mortgage, Inc. Series 2005-J, Class 1A1 2.533%, due 11/25/35 (j)	559,871	494,804
Bear Stearns Commercial Mortgage Securities Series 2006-PW14, Class A4 5.201%, due 12/11/38	590,000	631,780
CD 2006-CD3 Mortgage Trust Series 2006-CD3, Class A5 5.617%, due 10/15/48	526,730	555,360
Deutsche Alt-A Securities, Inc. Alternate Loan Trust Series 2005-5, Class 1A3 5.50%, due 11/25/35 (a)	318,885	301,725
GS Mortgage Securities Corp. II Series 2007-GG10, Class A4 5.99%, due 8/10/45 (j)	573,685	627,211
IndyMac Index Mortgage Loan Trust
Series 2004-AR4, Class 3A 2.374%, due 8/25/34 (j)	516,492	513,338
Series 2005-AR9, Class 4A2 2.486%, due 7/25/35 (j)	1,908,044	1,664,263
Morgan Stanley Mortgage Loan Trust Series 2007-6XS, Class 2A1S 0.265%, due 2/25/47 (a)	982,519	925,780
Structured Asset Securities Corp. Series 2005-11H, Class A2 5.00%, due 6/25/35 (g)	178,691	177,640
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR10, Class 5A2 2.617%, due 7/25/36 (j)	534,103	510,283

		7,052,468

Residential Mortgage (Collateralized Mortgage Obligation) 0.0%‡
WaMu Mortgage Pass-Through Certificates Series 2006-AR14, Class 1A1 2.016%, due 11/25/36 (j)	465,402	410,874

Total Mortgage-Backed Securities (Cost $6,350,175)		7,463,342

Total Long-Term Bonds (Cost $1,236,832,489)		1,264,304,192

18	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks 2.1%
Auto Manufacturers 1.7%
♦Ford Motor Co.	1,059,000	$14,921,310
General Motors Co.	142,163	4,463,918
Motors Liquidation Co. GUC Trust (k)	19,523	450,981

		19,836,209

Banks 0.3%
Citigroup, Inc.	71,966	3,852,340

Electric 0.1%
Dynegy, Inc. (k)	13,120	400,160

Mining 0.0%‡
Aleris International, Inc. (f)(g)(h)	13,652	137

Total Common Stocks (Cost $24,889,948)		24,088,846

Preferred Stock 0.1%
Diversified Financial Services 0.1%
Citigroup Capital XIII 7.875% (a)	40,000	1,064,800

Total Preferred Stock (Cost $1,000,000)		1,064,800

	Number of Warrants
Warrants 0.2%
Auto Manufacturers 0.2%
General Motors Co.
Strike Price $10.00
Expires 7/10/16 (k)	74,451	1,613,353
Strike Price $18.33
Expires 7/10/19 (k)	38,552	550,137

Total Warrants (Cost $2,201,542)		2,163,490

	Principal Amount	Value
Short-Term Investment 0.2%
Repurchase Agreement 0.2%
State Street Bank and Trust Co. 0.00%, dated 10/31/14 due 11/3/14 Proceeds at Maturity $2,723,463 (Collateralized by a Federal National Mortgage Association security with a rate of 2.08% and a maturity date of 11/2/22, with a Principal Amount of $2,905,000 and a Market Value of $2,780,062)	$2,723,463	$2,723,463

Total Short-Term Investment (Cost $2,723,463)		2,723,463

Total Investments, Before Investments Sold Short (Cost $1,267,647,442) (n)	109.5%	1,294,344,791

Long-Term Bonds Sold Short (11.4%) Corporate Bonds Sold Short (2.4%)
Apparel (0.8%)
Levi Strauss & Co. 7.625%, due 5/15/20	(9,150,000)	(9,710,438)

Media (0.1%)
Time Warner Cable, Inc. 8.75%, due 2/14/19	(1,000,000)	(1,256,079)

Oil & Gas (0.6%)
Rice Energy, Inc. 6.25%, due 5/1/22 (c)	(6,685,000)	(6,463,559)

Pipelines (0.9%)
Access Midstream Partners, L.P. / ACMP Finance Corp. 4.875%, due 5/15/23	(10,115,000)	(10,570,175)

Total Corporate Bonds Sold Short (Proceeds $27,593,288)		(28,000,251)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2014 (continued)

	Principal Amount	Value
U.S. Government Securities Sold Short (9.0%)
United States Treasury Notes
0.375%, due 5/31/16	$(79,500,000)	$(79,555,889)
0.875%, due 2/28/17	(24,100,000)	(24,220,500)
1.50%, due 12/31/18	(2,500,000)	(2,507,422)

Total U.S. Government Securities Sold Short (Proceeds $106,052,595)		(106,283,811)

Total Long-Term Bonds Sold Short (Proceeds $133,645,883)	(11.4)%	(134,284,062)

Total Investments, Net of Investments Sold Short (Cost $1,134,001,559)	98.1	1,160,060,729
Other Assets, Less Liabilities	1.9	22,090,705
Net Assets	100.0%	$1,182,151,434

	Contracts Short	Unrealized Appreciation (Depreciation) (l)
Futures Contracts (0.1%)
United States Treasury Note December 2014 (2 Year) (m)	(1,730)	$(1,030,460)

Total Futures Contracts (Notional Amount $379,843,125)		$(1,030,460)

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of October 31, 2014.

(b)	Subprime mortgage investment or other asset-backed security. The total market value of these securities as of October 31, 2014 was $15,278,444, which represents 1.3% of the Fund’s net assets.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(d)	Step coupon—Rate shown was the rate in effect as of October 31, 2014.

(e)	Security, or a portion thereof, was maintained in a segregated account at the Fund’s custodian as collateral for securities Sold Short (See Note 2(K)).

(f)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of October 31, 2014, the total market value of these securities was $16,684,458, which represented 1.4% of the Fund’s net assets.

(g)	Illiquid security—As of October 31, 2014, the total market value of these securities was $187,805, which represented less than one-tenth of a percent of the Fund’s net assets.

(h)	Restricted security.

(i)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank
Offered Rate or other short-term rates. The rate shown is the weighted average interest rate of all contracts within the floating rate loan facility as of October 31, 2014.

(j)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of October 31, 2014.

(k)	Non-income producing security.

(l)	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2014.

(m)	As of October 31, 2014, cash in the amount of $599,445 was on deposit with brokers for futures transactions.

(n)	As of October 31, 2014, cost was $1,267,677,720 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$69,860,596
Gross unrealized depreciation	(43,193,525)

Net unrealized appreciation	$26,667,071

The following abbreviations are used in the above portfolio:

€—Euro

£—British Pound Sterling

A$—Australian Dollar

20	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of October 31, 2014, the Fund held the following foreign currency forward contracts:

Foreign Currency Buy Contracts	Expiration Date	Counterparty	Contract Amount Purchased		Contract Amount Sold		Unrealized Appreciation (Depreciation)
EUR vs. USD	12/3/14	JPMorgan Chase Bank	EUR	6,460,000	USD	8,207,461	USD	(110,613)
GBP vs. USD	12/3/14	JPMorgan Chase Bank	GBP	6,805,000		10,995,696		(112,299)

Foreign Currency Sales Contracts			Contract Amount Sold		Contract Amount Purchased
EUR vs. USD	12/3/14	JPMorgan Chase Bank	EUR	84,818,000	USD	109,903,772	USD	3,594,408
GBP vs. USD	12/3/14	JPMorgan Chase Bank	GBP	55,560,000		89,772,739		914,324
Net unrealized appreciation (depreciation) on foreign currency forward contracts							USD	4,285,820

As of October 31, 2014, the Fund held the following OTC credit default swap contract:

Reference Entity	Counterparty	Termination Date	Buy/Sell Protection[1]	Notional Amount (000)[2]	Receive /(Pay) Fixed Rate[3]	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ Depreciation[4]
Staples, Inc.
2.75%, 1/12/18	Credit Suisse First Boston	6/20/2019	Buy	$12,500	(1.00)%	$(808,576)	$345,827	$(462,749)

1.	Buy—Fund pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Sell—Fund receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2.	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

3.	The annual fixed rate represents the interest received by the Fund (as a seller of protection) or paid by the Fund (as a buyer of protection) annually on the notional amount of the credit default swap contract.

4.	Represents the difference between the value of the credit default swap contract at the time it was opened and the value at October 31, 2014.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments October 31, 2014 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2014, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$23,826,817	$—	$23,826,817
Corporate Bonds (b)	—	1,097,227,674	10,028	1,097,237,702
Foreign Bonds (c)	—	82,950,107	16,674,293	99,624,400
Loan Assignments (d)	—	35,900,661	251,270	36,151,931
Mortgage-Backed Securities	—	7,463,342	—	7,463,342

Total Long-Term Bonds	—	1,247,368,601	16,935,591	1,264,304,192

Common Stocks (e)	24,088,709	—	137	24,088,846
Preferred Stock	1,064,800	—	—	1,064,800
Warrants	2,163,490	—	—	2,163,490
Short-Term Investment
Repurchase Agreement	—	2,723,463	—	2,723,463

Total Investments in Securities	27,316,999	1,250,092,064	16,935,728	1,294,344,791

Other Financial Instruments
Foreign Currency Forward Contracts (f)	—	4,508,732	—	4,508,732

Total Investments in Securities and Other Financial Instruments	$27,316,999	$1,254,600,796	$16,935,728	$1,298,853,523

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities Sold Short (a)
Long-Term Bonds Sold Short
Corporate Bonds Sold Short	$—	$(28,000,251)	$—	$(28,000,251)
U.S. Government Securities Sold Short	—	(106,283,811)	—	(106,283,811)

Total Long-Term Bonds Sold Short	—	(134,284,062)	—	(134,284,062)

Other Financial Instruments
Foreign Currency Forward Contracts (f)	—	(222,912)	—	(222,912)
Futures Contracts Short (f)	(1,030,460)	—	—	(1,030,460)
Credit Default Swap Contract (f)	—	(462,749)	—	(462,749)

Total Other Financial Instruments	(1,030,460)	(685,661)	—	(1,716,121)

Total Investments in Securities Sold Short and Other Financial Instruments	$(1,030,460)	$(134,969,723)	$—	$(136,000,183)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $3 and $10,025 are held in Chemicals and Mining, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(c)	The Level 3 security valued at $16,674,293 is held in Banks within the Foreign Bonds section of the Portfolio of Investments.

(d)	Includes $88,202, and $163,068 of Level 3 securities held in Food Service and Real Estate, respectively, which represents Loan Assignments whose values were obtained from an independent pricing service which utilized a single broker quote to determine each such value as referenced in the Portfolio of Investments.

(e)	The Level 3 security valued at $137 is held in Mining within the Common Stocks section of the Portfolio of Investments.

(f)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2014, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

22	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of October 31, 2014, securities with a market value of $88,939 transferred from Level 2 to Level 3. The transfer occurred as a result of the value for certain Loan Assignments obtained from an independent pricing service utilizing a single broker quote with significant unobservable inputs. The fair value obtained for these securities from an independent pricing service as of October 31, 2013, utilized the average of multiple bid quotations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2013	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales		Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2014	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at October 31, 2014 (a)
Long-Term Bonds
Corporate Bonds
Chemicals	$—	$—	$—	$3 (b)	$—	$—		$—	$—	$3	$3
Mining	11,797	—	—	(1,772)	—	—		—	—	10,025	(1,772)
Foreign Bonds
Banks	17,282,532	359,390	—	(967,629)	—	—		—	—	16,674,293	(967,629)
Loan Assignments
Auto Parts & Equipment	5,351,657	4,690	23,430	(91,008)		(5,288,769)		—	—	—	—
Food Service	—	1,454	—	(2,191)	—	—		88,939	—	88,202	(2,191)
Real Estate	358,798	4,344	6,107	(13,991)		(192,190	)(c)	—	—	163,068	(13,991)
Common Stock
Mining	177,203	—	—	(177,066)	—	—		—	—	137	(177,066)

Total	$23,181,987	$369,878	$29,537	$(1,253,654)	$—	$(5,480,959)		$88,939	$—	$16,935,728	$(1,162,646)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(b)	Includes security received from a restructure.

(c)	Sales include principal reductions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statement of Assets and Liabilities as of October 31, 2014

Assets
Investment in securities before investments sold short, at value (identified cost $1,267,647,442)	$1,294,344,791
Cash denominated in foreign currencies (identified cost $717,243)	716,124
Cash collateral on deposit at broker	599,445
Cash	251,334
Receivables:
Dividends and interest	22,846,121
Investment securities sold	3,006,553
Fund shares sold	1,888,659
Variation margin on futures contracts	108,125
Premiums paid for swap contracts	808,576
Other assets	73,675
Unrealized appreciation on foreign currency forward contracts	4,508,732

Total assets	1,329,152,135

Liabilities
Investments sold short (proceeds $133,645,883)	134,284,062
Payables:
Investment securities purchased	5,833,818
Fund shares redeemed	2,638,018
Interest on investments sold short	957,928
Manager (See Note 3)	809,052
Transfer agent (See Note 3)	357,289
Broker fees and charges on short sales	283,923
NYLIFE Distributors (See Note 3)	245,703
Shareholder communication	74,288
Professional fees	27,162
Custodian	4,755
Directors	2,456
Accrued expenses	9,713
Dividend payable	786,873
Unrealized depreciation on foreign currency forward contracts	222,912
Unrealized depreciation on swap contracts	462,749

Total liabilities	147,000,701

Net assets	$1,182,151,434

Composition of Net Assets
Shares of beneficial interest outstanding (par value $.001 per share) unlimited number of shares authorized	$97,719
Additional paid-in capital	1,126,545,016

1,126,642,735
Undistributed net investment income	2,593,965
Accumulated net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	24,209,215
Net unrealized appreciation (depreciation) on investments, swap contracts and futures contracts	25,204,140
Net unrealized appreciation (depreciation) on investments sold short	(638,179)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	4,139,558

Net assets	$1,182,151,434

Class A
Net assets applicable to outstanding shares	$455,383,483

Shares of beneficial interest outstanding	37,654,705

Net asset value per share outstanding	$12.09
Maximum sales charge (4.50% of offering price)	0.57

Maximum offering price per share outstanding	$12.66

Investor Class
Net assets applicable to outstanding shares	$5,307,569

Shares of beneficial interest outstanding	440,853

Net asset value per share outstanding	$12.04
Maximum sales charge (4.50% of offering price)	0.57

Maximum offering price per share outstanding	$12.61

Class C
Net assets applicable to outstanding shares	$173,706,695

Shares of beneficial interest outstanding	14,421,425

Net asset value and offering price per share outstanding	$12.05

Class I
Net assets applicable to outstanding shares	$547,753,687

Shares of beneficial interest outstanding	45,201,900

Net asset value and offering price per share outstanding	$12.12

24	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2014

Investment Income (Loss)
Income
Interest	$85,500,970
Dividends	746,287

Total income	86,247,257

Expenses
Manager (See Note 3)	10,317,594
Distribution/Service—Class A (See Note 3)	1,321,342
Distribution/Service—Investor Class (See Note 3)	12,436
Distribution/Service—Class C (See Note 3)	1,818,636
Transfer agent (See Note 3)	2,183,845
Dividends and interest on investments sold short	1,648,387
Broker fees and charges on short sales	1,340,250
Shareholder communication	165,131
Professional fees	140,227
Registration	132,471
Custodian	62,675
Directors	22,223
Interest expense	2,685
Miscellaneous	47,331

Total expenses	19,215,233

Net investment income (loss)	67,032,024

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	25,254,953
Investments sold short	(2,309,156)
Futures transactions	(2,165,422)
Swap transactions	(162,683)
Foreign currency transactions	1,911,227

Net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	22,528,919

Net change in unrealized appreciation (depreciation) on:
Investments	(48,950,368)
Investments sold short	2,768,681
Futures contracts	260,547
Swap contracts	(462,749)
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	7,303,283

Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currency transactions	(39,080,606)

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	(16,551,687)

Net increase (decrease) in net assets resulting from operations	$50,480,337

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statements of Changes in Net Assets

for the years ended October 31, 2014 and October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$67,032,024	$64,677,476
Net realized gain (loss) on investments, futures transactions, investments sold short, swap transactions and foreign currency transactions	22,528,919	2,924,905
Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currency transactions	(39,080,606)	30,262,621

Net increase (decrease) in net assets resulting from operations	50,480,337	97,865,002

Dividends and distributions to shareholders:
From net investment income:
Class A	(26,749,798)	(26,483,754)
Investor Class	(258,875)	(214,897)
Class C	(8,003,704)	(8,823,880)
Class I	(30,440,700)	(28,931,462)

	(65,453,077)	(64,453,993)

From net realized gain on investments:
Class A	—	(2,182,176)
Investor Class	—	(14,809)
Class C	—	(882,837)
Class I	—	(2,547,606)

	—	(5,627,428)

Total dividends and distributions to shareholders	(65,453,077)	(70,081,421)

Capital share transactions:
Net proceeds from sale of shares	638,448,202	736,140,131
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	55,699,742	57,068,942
Cost of shares redeemed	(779,862,287)	(672,103,871)

Increase (decrease) in net assets derived from capital share transactions	(85,714,343)	121,105,202

Net increase (decrease) in net assets	(100,687,083)	148,888,783

Net Assets
Beginning of year	1,282,838,517	1,133,949,734

End of year	$1,182,151,434	$1,282,838,517

Undistributed (distributions in excess of) net investment income at end of year	$2,593,965	$(720,093)

26	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2014	2013		2012		2011		2010
Net asset value at beginning of year	$12.22	$11.94		$11.30		$12.05		$10.90

Net investment income (loss) (a)	0.64	0.68		0.70		0.68		0.82
Net realized and unrealized gain (loss) on investments	(0.22)	0.39		0.75		(0.62)		1.50
Net realized and unrealized gain (loss) on foreign currency transactions	0.08	(0.06)		0.05		(0.00	)‡	(0.20)

Total from investment operations	0.50	1.01		1.50		0.06		2.12

Less dividends and distributions:
From net investment income	(0.63)	(0.67	)(b)	(0.69)		(0.66)		(0.89)
From net realized gain on investments	—	(0.06)		(0.17)		(0.15)		(0.08)

Total dividends and distributions	(0.63)	(0.73)		(0.86)		(0.81)		(0.97)

Redemption fee (c)	—	—		—		—		0.00	‡(a)

Net asset value at end of year	$12.09	$12.22		$11.94		$11.30		$12.05

Total investment return (d)	4.12%	8.83%		13.84%		0.49%		20.27%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.18%	5.57%		6.13%		5.82%		7.06%
Net expenses (excluding short sale expenses)	1.27%	1.28	%(e)	1.28	%(e)	1.30	%(e)	1.30%
Expenses (including short sales expenses, before waiver/reimbursement)	1.50%	1.48%		1.64%		1.75%		2.15%
Short sale expenses	0.23%	0.20%		0.36%		0.45%		0.66%
Portfolio turnover rate	26%	33%		23%		31%		29%
Net assets at end of year (in 000’s)	$455,383	$515,530		$445,818		$416,289		$237,543

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Less than $0.01 per share represents a return of capital distribution.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(e)	Net of waiver/reimbursement and custody fee credit of less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Year ended October 31,
Investor Class	2014	2013		2012		2011		2010
Net asset value at beginning of year	$12.17	$11.89		$11.26		$12.01		$10.87

Net investment income (loss) (a)	0.65	0.68		0.70		0.68		0.83
Net realized and unrealized gain (loss) on investments	(0.22)	0.40		0.74		(0.62)		1.48
Net realized and unrealized gain (loss) on foreign currency transactions	0.08	(0.06)		0.05		(0.00	)‡	(0.20)

Total from investment operations	0.51	1.02		1.49		0.06		2.11

Less dividends and distributions:
From net investment income	(0.64)	(0.68	)(b)	(0.69)		(0.66)		(0.89)
From net realized gain on investments	—	(0.06)		(0.17)		(0.15)		(0.08)

Total dividends and distributions	(0.64)	(0.74)		(0.86)		(0.81)		(0.97)

Redemption fee (c)	—	—		—		—		0.00	‡(a)

Net asset value at end of year	$12.04	$12.17		$11.89		$11.26		$12.01

Total investment return (d)	4.19%	8.91%		13.83%		0.42%		20.29%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.24%	5.60%		6.16%		5.71%		7.24%
Net expenses (excluding short sale expenses)	1.23%	1.24	%(e)	1.25	%(e)	1.30	%(e)	1.35%
Expenses (including short sales expenses, before waiver/reimbursement)	1.46%	1.44%		1.61%		1.75%		2.19%
Short sale expenses	0.23%	0.20%		0.36%		0.45%		0.66%
Portfolio turnover rate	26%	33%		23%		31%		29%
Net assets at end of year (in 000’s)	$5,308	$4,646		$2,816		$1,989		$4,467

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Less than $0.01 per share represents a return of capital distribution.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(e)	Net of waiver/reimbursement and custody fee credit of less than one-tenth of a percent.

28	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class C	2014	2013		2012		2011		2010
Net asset value at beginning of year	$12.17	$11.89		$11.27		$12.01		$10.88

Net investment income (loss) (a)	0.55	0.59		0.62		0.59		0.70
Net realized and unrealized gain (loss) on investments	(0.20)	0.40		0.73		(0.61)		1.52
Net realized and unrealized gain (loss) on foreign currency transactions	0.07	(0.06)		0.05		(0.00	)‡	(0.20)

Total from investment operations	0.42	0.93		1.40		(0.02)		2.02

Less dividends and distributions:
From net investment income	(0.54)	(0.59	)(b)	(0.61)		(0.57)		(0.81)
From net realized gain on investments	—	(0.06)		(0.17)		(0.15)		(0.08)

Total dividends and distributions	(0.54)	(0.65)		(0.78)		(0.72)		(0.89)

Redemption fee (c)	—	—		—		—		0.00	‡(a)

Net asset value at end of year	$12.05	$12.17		$11.89		$11.27		$12.01

Total investment return (d)	3.49%	8.00%		12.97%		(0.16%)		19.27%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.48%	4.86%		5.41%		5.09%		6.07%
Net expenses (excluding short sale expenses)	1.98%	1.99	%(e)	2.00	%(e)	2.06	% (e)	2.09%
Expenses (including short sales expenses, before waiver/reimbursement)	2.21%	2.19%		2.36%		2.51%		2.94%
Short sale expenses	0.23%	0.20%		0.36%		0.45%		0.67%
Portfolio turnover rate	26%	33%		23%		31%		29%
Net assets at end of year (in 000’s)	$173,707	$184,556		$172,027		$157,442		$72,327

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Less than $0.01 per share represents a return of capital distribution.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(e)	Net of waiver/reimbursement and custody fee credit of less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2014	2013		2012		2011		2010
Net asset value at beginning of year	$12.24	$11.96		$11.32		$12.07		$10.92

Net investment income (loss) (a)	0.67	0.71		0.73		0.71		0.86
Net realized and unrealized gain (loss) on investments	(0.20)	0.39		0.75		(0.62)		1.49
Net realized and unrealized gain (loss) on foreign currency transactions	0.07	(0.06)		0.05		(0.00	)‡	(0.20)

Total from investment operations	0.54	1.04		1.53		0.09		2.15

Less dividends and distributions:
From net investment income	(0.66)	(0.70	)(b)	(0.72)		(0.69)		(0.92)
From net realized gain on investments	—	(0.06)		(0.17)		(0.15)		(0.08)

Total dividends and distributions	(0.66)	(0.76)		(0.89)		(0.84)		(1.00)

Redemption fee (c)	—	—		—		—		0.00	‡(a)

Net asset value at end of year	$12.12	$12.24		$11.96		$11.32		$12.07

Total investment return (d)	4.46%	9.09%		14.10%		0.74%		20.54%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.44%	5.82%		6.38%		6.05%		7.51%
Net expenses (excluding short sale expenses)	1.02%	1.03	%(e)	1.03	%(e)	1.05	%(e)	1.05%
Expenses (including short sales expenses, before waiver/reimbursement)	1.25%	1.23%		1.39%		1.50%		1.89%
Short sale expenses	0.23%	0.20%		0.36%		0.45%		0.66%
Portfolio turnover rate	26%	33%		23%		31%		29%
Net assets at end of year (in 000’s)	$547,754	$578,106		$513,289		$374,780		$290,900

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Less than $0.01 per share represents a return of capital distribution.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(e)	Net of waiver/reimbursement and custody fee credit of less than one-tenth of a percent.

30	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay High Yield Opportunities Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. The Fund is the successor of the MainStay High Yield Opportunities Fund (the “Predecessor Fund”), a series of Eclipse Funds Inc. (the “Company”). The reorganization of the Predecessor Fund with and into the Fund occurred on May 24, 2013. All information regarding and references to periods prior to May 24, 2013 relate to the Predecessor Fund.

The Fund currently offers four classes of shares. Class A, Class C, and Class I shares commenced operations on December 14, 2007. Investor Class shares commenced operations on February 28, 2008. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the full Board for its review and ratification, if appropriate, at its next regularly scheduled meeting immediately after such action.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

31

Notes to Financial Statements (continued)

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The aggregate value by input level, as of October 31, 2014, for the Fund’s assets or liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent valuation uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. For the year ended October 31, 2014, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisors reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2014, the Fund held securities with a value of $16,684,458 that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Equity securities and

Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by a single broker quote obtained from the pricing service with significant unobservable inputs and are generally categorized as Level 3 in the hierarchy. As of October 31, 2014, the Fund held securities with a value of $251,270 that were valued by a single broker quote.

Credit default swaps are valued at prices supplied by a pricing agent or brokers selected by the Manager in consultation with the Subadvisor whose prices reflect broker/dealer supplied valuations and electronic data processing techniques. Swaps are marked-to-market daily and the change in value, if any, is recorded as unrealized appreciation or depreciation. These securities are generally categorized as Level 2 in the hierarchy.

32	MainStay High Yield Opportunities Fund

The valuation techniques and significant amounts of unobservable inputs used in the fair valuation measurement of the Fund’s Level 3 securities are outlined in the table below. A significant increase or decrease in any of those inputs in isolation would result in a significantly higher or lower fair value measurement.

Asset Class	Fair Value at 10/31/14	Valuation Technique	Unobservable Inputs	Range
Corporate Bonds (2 positions)	$10,028	Market Approach	Exchange Value	$195
			Credit Value	83
Foreign Bond (1 position)	16,674,293	Market Approach	Yield Discount	75 bps
Common Stock (1 position)	137	Income Approach	EBITDA Multiple	6x

	$16,684,458

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measure the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into

33

Notes to Financial Statements (continued)

repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and loan participations (“loans”). Loans are agreements to make money available (a “commitment”) to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower (“intermediate participants”). In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts, if any, are mark-to-market and any unrealized gains and losses are recorded in the Statement of Assets and Liabilities. As of October 31, 2014, the Fund did not hold any unfunded commitments.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to market price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading.

The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(J)  Swap Contracts.  The Fund may enter into credit default, interest rate, index and currency exchange rate swap contracts (“swaps”) for the purpose of attempting to obtain a desired return at a lower cost to the Fund, rather than directly investing in an instrument yielding that desired return or to hedge against credit and interest rate risk. In a typical swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on a particular investment or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument, or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap. Swaps agreements are privately negotiated in the over the counter market (“OTC swaps”) and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).

Credit default swaps, in particular, are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. Such periodic payments are accrued daily and recorded as a realized gain or loss. Credit default swaps may be used to provide a measure of protection against defaults of sovereign or corporate issuers.

Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing, and more are expected to be in the future. The counterparty risk for cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the

34	MainStay High Yield Opportunities Fund

Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction.

Swaps are marked-to-market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities.

The Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Fund may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar creditworthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.

(K)  Securities Sold Short.  The Fund engages in sales of securities they do not own (“short sales”) as part of its investment strategy. When the Fund enters into a short sale, it must segregate the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, short positions held are reflected as liabilities and are marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

(L)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-

to-market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund’s involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects the Fund’s exposure at valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(M)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

35

Notes to Financial Statements (continued)

(N)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. The Fund may enter into rights and warrants when securities are acquired through a corporate action. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of October 31, 2014, the Fund did not hold any rights.

(O)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute securities lending at any time without notice when deemed appropriate. The Fund did not have any portfolio securities on loan as of October 31, 2014.

(P)  Restricted Securities.  A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 5)

(Q)  Concentration of Risk.  The Fund’s principal investments include high-yield debt securities (sometimes called ‘‘junk bonds’’), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(R)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(S)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund invested in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund entered into a credit default swap contract for the purpose of attempting to obtain a desired return at a lower cost to the Fund, rather than directly investing in an instrument yielding that desired return or to hedge against credit risk. The Fund also invested in foreign currency forward contracts to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

36	MainStay High Yield Opportunities Fund

Fair value of derivative instruments as of October 31, 2014:

Asset Derivatives

	Statement of Assets and Liabilities Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	$—	$4,508,732	$—	$4,508,732

Total Fair Value		$—	$4,508,732	$—	$4,508,732

Liability Derivatives

	Statement of Assets and Liabilities Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$—	$—	$(1,030,460)	$(1,030,460)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	—	(222,912)	—	(222,912)
Swap Contracts	Unrealized depreciation on swap contracts	(462,749)	—	—	(462,749)

Total Fair Value		$(462,749)	$(222,912)	$(1,030,460)	$(1,716,121)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2014:

Realized Gain (Loss)

	Statement of Operations Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$—	$—	$(2,165,422)	$(2,165,422)
Forward Contracts	Net realized gain (loss) on foreign currency transactions	—	1,808,156	—	1,808,156
Swap Contracts	Net realized gain (loss) on swap transactions	(162,683)	—	—	(162,683)

Total Realized Gain (Loss)		$(162,683)	$1,808,156	$(2,165,422)	$(519,949)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$—	$260,547	$260,547
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	—	7,563,227	—	7,563,227
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	(462,749)	—	—	(462,749)

Total Change in Unrealized Appreciation (Depreciation)		$(462,749)	$7,563,227	$260,547	$7,361,025

37

Notes to Financial Statements (continued)

Number of Contracts, Notional Amounts or Shares/Units

	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts Short (Average number of contracts)	—	—	(1,741)	(1,741)
Forward Contracts Long (Average notional amount)	$—	$32,183,681	$—	$32,183,681
Forward Contracts Short (Average notional amount)	$—	$(231,823,724)	$—	$(231,823,724)
Swap Contracts (Average notional amount)	$12,500,000	$—	$—	$12,500,000

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Prior to February 28, 2014, the Fund paid the manager a monthly fee for services performed and facilities furnished at an annual rate of 0.80% of the average daily net assets of the Fund. Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.80% up to $3 billion and 0.775% in excess of $3 billion. The effective management fee rate was 0.80% for the year ended October 31, 2014.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 1.30% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until February 28, 2015, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the year ended October 31, 2014, New York Life Investments earned fees from the Fund in the amount of $10,317,594.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A and Investor Class shares were $46,707 and $5,789, respectively, for the year ended October 31, 2014. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $2,392 and $19,772, respectively, for the year ended October 31, 2014.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent

38	MainStay High Yield Opportunities Fund

expenses incurred by the Fund for the year ended October 31, 2014, were as follows:

Class A	$926,014
Investor Class	6,703
Class C	245,213
Class I	1,005,915

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2014, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$6,136,018	$24,852,252	$(913,341)	$25,433,770	$55,508,699

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, mark to market of foreign forward contracts, mark to market of futures con-

tracts, and swap adjustments. The other temporary differences are primarily due to dividends payable and defaulted bond income accruals.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2014 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$1,735,111	$(1,735,111)	$—

The reclassifications for the Fund are primarily due to foreign currency gain (loss), defaulted bonds, and swap adjustments.

The Fund utilized $488,989 of capital loss carryforwards during the year ended October 31, 2014.

The tax character of distributions paid during the years ended October 31, 2014 and October 31, 2013 shown in the Statements of Changes in Net Assets was as follows:

	2014	2013
Distributions paid from:
Ordinary Income	$65,453,077	$63,574,091
Long-Term Capital Gain	—	5,712,119
Return of Capital	—	795,211
Total	$65,453,077	$70,081,421

Note 5–Restricted Securities

As of October 31, 2014, the Fund held the following restricted securities:

Security	Date of Acquisition	Shares/ Principal Amount	Cost	10/31/14 Value	Percent of Net Assets
Aleris International, Inc.
Common Stocks	7/6/10	13,652	$922,364	$137	0.00%‡
Corporate Bond 6.00%, due 6/1/20	7/6/10	$11,797	8,872	10,025	0.00‡
Momentive Performance Materials, Inc.
Corporate Bond 10.00%, due 10/15/20	10/28/14	2,510,000	—	3	0.00‡
Total			$931,236	$10,165	0.00%‡

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund. Pursuant to the custodian agreement, State Street receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with State Street. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations. Effective January 2, 2013, credits were no longer received on the average daily cash balance.

Note 7–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 5, 2014, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum amount of $700,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The

39

Notes to Financial Statements (continued)

commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 4, 2015, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 5, 2014, the aggregate commitment amount was $300,000,000 with an optional maximum amount of $400,000,000. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the year ended October 31, 2014.

During the year ended October 31, 2014, the Fund utilized the line of credit for 3 days, maintained an average daily balance of $30,000,000 at a weighted average interest rate of 1.074% and incurred interest expense in the amount of $2,685. As of October 31, 2014, there were no borrowings outstanding.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2014, purchases and sales of securities, other than short-term securities, were $426,872 and $345,180, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2014:
Shares sold	17,171,817	$212,341,160
Shares issued to shareholders in reinvestment of dividends and distributions	2,050,200	25,314,708
Shares redeemed	(23,764,948)	(293,925,774)

Net increase (decrease) in shares outstanding before conversion	(4,542,931)	(56,269,906)
Shares converted into Class A (See Note 1)	36,614	456,630
Shares converted from Class A (See Note 1)	(26,056)	(321,095)

Net increase (decrease)	(4,532,373)	$(56,134,371)

Year ended October 31, 2013:
Shares sold	22,569,682	$274,272,662
Shares issued to shareholders in reinvestment of dividends and distributions	2,141,606	25,877,541
Shares redeemed	(19,888,780)	(241,140,559)

Net increase (decrease) in shares outstanding before conversion	4,822,508	59,009,644
Shares converted into Class A (See Note 1)	34,269	416,027
Shares converted from Class A (See Note 1)	(21,110)	(256,193)

Net increase (decrease)	4,835,667	$59,169,478

Investor Class	Shares	Amount
Year ended October 31, 2014:
Shares sold	125,745	$1,549,901
Shares issued to shareholders in reinvestment of dividends and distributions	20,107	246,966
Shares redeemed	(76,251)	(938,237)

Net increase (decrease) in shares outstanding before conversion	69,601	858,630
Shares converted into Investor Class (See Note 1)	26,183	321,095
Shares converted from Investor Class (See Note 1)	(36,781)	(456,630)

Net increase (decrease)	59,003	$723,095

Year ended October 31, 2013:
Shares sold	200,772	$2,436,184
Shares issued to shareholders in reinvestment of dividends and distributions	18,210	219,181
Shares redeemed	(60,772)	(734,750)

Net increase (decrease) in shares outstanding before conversion	158,210	1,920,615
Shares converted into Investor Class (See Note 1)	21,197	256,193
Shares converted from Investor Class (See Note 1)	(34,411)	(416,027)

Net increase (decrease)	144,996	$1,760,781

Class C	Shares	Amount
Year ended October 31, 2014:
Shares sold	2,441,384	$30,075,236
Shares issued to shareholders in reinvestment of dividends and distributions	468,015	5,752,536
Shares redeemed	(3,648,654)	(44,929,181)

Net increase (decrease)	(739,255)	$(9,101,409)

Year ended October 31, 2013:
Shares sold	4,264,795	$51,757,127
Shares issued to shareholders in reinvestment of dividends and distributions	573,500	6,901,632
Shares redeemed	(4,141,941)	(50,121,079)

Net increase (decrease)	696,354	$8,537,680

Class I	Shares	Amount
Year ended October 31, 2014:
Shares sold	31,619,980	$394,481,905
Shares issued to shareholders in reinvestment of dividends and distributions	1,973,180	24,385,532
Shares redeemed	(35,607,176)	(440,069,095)

Net increase (decrease)	(2,014,016)	$(21,201,658)

Year ended October 31, 2013:
Shares sold	33,401,841	$407,674,158
Shares issued to shareholders in reinvestment of dividends and distributions	1,987,294	24,070,588
Shares redeemed	(31,099,165)	(380,107,483)

Net increase (decrease)	4,289,970	$51,637,263

40	MainStay High Yield Opportunities Fund

Note 10–Other Matters

Lehman Brothers International (Europe) (“LBIE”) was one of the Fund’s trading counterparties for executing short sale transactions. In connection with these securities sold short transactions, Lehman Brothers, Inc. (“LBI”) acted as the Fund’s and LBIE’s agent and the Fund pledged securities as collateral to LBI on its own behalf and also as agent for LBIE, and these securities with a value of approximately $4 million were held in an escrow account at Bank of New York Mellon. Additionally, the Fund had other securities that were originally pledged as collateral for LBIE which have since been called by the issuer or have matured. As a result, cash of approximately $45.3 million is pledged as collateral for the benefit of LBIE, and had been deemed restricted by the Fund and was held in the escrow account.

LBIE was placed in administration under the U.K. Insolvency Act on September 15, 2008. Accordingly, the Fund’s ability to transact with LBI/LBIE was limited, and the Fund was unable to close out securities sold short with LBI/LBIE with a market value as of March 11, 2014 of approximately $29.4 million. The Fund also was not able to sell the securities that were pledged as collateral for the benefit of LBI/LBIE. These events did not impact the Fund’s ability to implement its investment strategy during the period.

The Fund pursued efforts to return the borrowed securities and secure the release of collateral. In furtherance of the Fund’s efforts to secure the release of the collateral, on August 27, 2010, the Fund filed a motion with the U.S. Bankruptcy Court overseeing the U.S. insolvency proceeding relating to LBI seeking to secure release of the collateral. On December 7, 2010, the Trustee for LBI filed a Notice of Determination of Claim allowing the Fund a “customer property” claim for the collateral but the Fund disagreed with this designation. On May 29, 2013, the LBI trustee agreed to release all of the collateral into an escrow account maintained by the Fund and LBIE at the time LBI distributed other customer property. This agreement was detailed in a stipulation that was signed by the trustee and the Fund and the collateral was transferred to the escrow account in August 2013. Pursuant to a deed of settlement, the Trust, on behalf of the Fund, entered into with LBIE, on March 11, 2014, the Fund’s open short positions with LBIE were closed out.

To mitigate any potential negative impact on the Fund and its shareholders which may have resulted from a final judicial determination that the Fund was not entitled to the unfettered use and ownership of the collateral, the Fund and New York Life, an affiliate of the Manager, had entered into an agreement with respect to the collateral (the “Agreement”). The Agreement was made as of August 27, 2010. Pursuant to the Agreement, at the conclusion of the bankruptcy appeal process, should the Fund have been entitled to obtain less than 100% of the then current market value of the collateral, New York Life would have contributed to the Fund the difference between the value of the assets ultimately returned to the Fund and the then current market value of the collateral. In connection with the Fund closing out its open short positions with LBIE on March 11, 2014, the Agreement has terminated.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2014, events and transactions subsequent to October 31, 2014, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

41

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay High Yield Opportunities Fund (the “Fund”), one of the funds constituting the MainStay Funds Trust, as of October 31, 2014, and the related statements of operations and cash flows for the year then ended, the statement of changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay High Yield Opportunities Fund of MainStay Funds Trust as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2014

42	MainStay High Yield Opportunities Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2014, the Fund designated approximately $610,268 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2014, should be multiplied by 0.9% to arrive at the amount eligible for the corporate dividends received deduction.

In February 2015, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2014. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2014.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

43

Board of Trustees and Officers (Unaudited)

The Board of Trustees oversees the actions of the MainStay Group of Funds (which is comprised of Funds that are series of the MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay DefinedTerm Municipal Opportunities Fund) (collectively the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s), and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal.

Under the Retirement Policy, a Board Member must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board Members. Information pertaining to the Board Members and officers is set forth below. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Board Members are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Board Members	John Y. Kim* 9/24/60	Indefinite; The MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008.***	Vice Chairman (since January 2014) and Chief Investment Officer (since 2011), New York Life Insurance Company; President, Investments Group—New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management Holdings LLC (since 2008); Chairman of the Board of Managers (since 2008) and Chief Executive Officer (2008 to 2013), New York Life Investment Management LLC; Member of the Board, MCF Capital Management LLC (since 2012), Private Advisors LLC (since 2010); MacKay Shields LLC and Madison Capital Funding LLC (since 2008); and Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012)	82

MainStay VP Funds Trust:
Trustee since 2008 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

44	MainStay High Yield Opportunities Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	82

MainStay VP Funds Trust:

Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; The MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82

MainStay VP Funds Trust:

Chairman since 2013 and Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011;

Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	82

MainStay VP Funds Trust:

Trustee since 2006 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; The MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82

MainStay VP Funds Trust:

Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

45

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40	Indefinite; The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (since 2008); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, University of California—San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011)	82

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 1994 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

	John A. Weisser 10/22/41	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	82

MainStay VP Funds Trust:

Trustee since 1997 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

46	MainStay High Yield Opportunities Fund

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since January 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Senior Managing Director (since 2012) and Chairman of the Board (since 2008), NYLIM Service Company LLC; Senior Managing Director (since 2005) and Co-President (since January 2014), New York Life Investment Management LLC; President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012))
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, The MainStay Funds and MainStay Funds Trust (since 2014)	Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Assistant Secretary, MainStay VP Funds Trust (2010 to 2014)**, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014); Associate, Dechert LLP (2006 to 2010)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**; Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Insurance Company, New York Life Investment Management LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

47

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Alternative

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2014 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1631365 MS360-14	MSHYR11-12/14 (NYLIM) NL235

MainStay International Opportunities Fund

Message from the President and Annual Report

October 31, 2014

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Message from the President

U.S. stocks saw relatively strong results for the 12 months ended October 31, 2014, with several leading U.S. stock indices recording double-digit returns. Despite geopolitical unrest and global economic uncertainty, domestic stocks benefited from accommodative central bank policies, increased merger and acquisition activity and solid corporate earnings.

In the United States, growth stocks outpaced value stocks at all capitalization levels except the very smallest, according to Russell data. Among stocks that Russell deemed defensive, however, the trend reversed, with value tending to outperform growth.

On the whole, international stocks provided disappointing performance during the 12-month reporting period, with returns for leading international stock indices ranging from nearly flat to negative. Increasing investor uncertainty about Europe, China and Japan contributed to the weakness, as did continuing tensions between Russia and Ukraine.

In Europe, slowing growth in gross domestic product (GDP) fueled deflation concerns, and remarks by the European Central Bank were not able to restore market confidence. The slowing pace of growth in China affected many countries, especially export-oriented emerging markets. Japan’s economy struggled after a consumer tax hike in April 2014 led to questions about the viability of the nation’s economic reforms.

For the most part, bond markets provided positive returns, with strong results from convertible bonds and emerging-market bonds overall. The Federal Open Market Committee kept the federal funds target rate in a range near zero throughout the reporting period. This accommodative stance benefited high-yield bonds and leveraged loans as investors searched for yield. The demand for municipal bonds remained consistently strong throughout the reporting period and municipal bond returns were strengthened as supply declined year-over-year.

If there’s anything certain about the stock and bond markets, it’s that there will always be unpredictable elements. This poses a difficult—but not insurmountable—challenge for investors. At MainStay Funds, our portfolio managers seek to prepare for the unknown by employing time-tested strategies and investment techniques as they pursue well-defined investment objectives outlined in the prospectus. Drawing on their own extensive investment experience, they pursue an appropriate balance of risk and reward for their respective Funds, no matter where the markets may move.

The report that follows shows how this approach affected your MainStay Fund during the 12 months ended October 31, 2014. We encourage you to read the report carefully and use it as you evaluate the progress of your investment portfolio. With increasing knowledge, ongoing portfolio adjustments and wise decisions along the way, you may be better able to pursue your long-range financial goals.

We thank you for choosing MainStay Funds, and we are pleased to have earned your trust. We know that with trust comes responsibility; and we will seek to honor that responsibility for as long as you invest with us.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read each Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2014

Class	Sales Charge		One Year	Five Years	Since Inception (9/28/07)	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–3.55 2.06%	8.24 9.47%	–0.83 –0.03%	2.88 2.88%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–3.68 1.93	8.12 9.35	–0.93 –0.13	3.13 3.13
Class C Shares	Maximum 1% CDSC If Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	0.13 1.11	8.54 8.54	–0.92 –0.92	3.89 3.89
Class I Shares	No Sales Charge		2.25	9.71	0.17	2.64

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividends and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Since Inception (9/28/07)
MSCI EAFE® Index[4]	–0.60%	6.52%	–0.41%
Average Lipper International Multi-Cap Core Fund[5]	0.16	6.94	–0.51

4.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

5.	The average Lipper international multi-cap core fund is representative of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. International multi-cap core funds typically have average characteristics compared to the MSCI EAFE® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay International Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay International Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2014, to October 31, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2014, to October 31, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/14	Ending Account Value (Based on Actual Returns and Expenses) 10/31/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/14	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$964.00	$16.19	$1,008.70	$16.56

Investor Class Shares	$1,000.00	$962.80	$16.87	$1,008.00	$17.26

Class C Shares	$1,000.00	$959.70	$20.40	$1,004.40	$20.87

Class I Shares	$1,000.00	$964.20	$14.85	$1,010.10	$15.20

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (3.27% for Class A, 3.41% for Investor Class, 4.13% for Class C and 3.00% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Country Composition as of October 31, 2014 (Unaudited)

Japan	29.5%
United Kingdom	20.0
Australia	9.6
France	9.4
Germany	9.1
Switzerland	7.6
Netherlands	5.1
Italy	4.6
China	4.4
Sweden	4.4
Hong Kong	4.3
Norway	3.4
Denmark	3.0
Spain	2.9
Belgium	2.4
Israel	2.4
Finland	1.8
United States	1.6
New Zealand	0.9

Republic of Korea	0.9%
India	0.8
South Africa	0.7
Egypt	0.6
Luxembourg	0.6
Taiwan	0.5
Austria	0.4
Portugal	0.4
Faroe Islands	0.2
Singapore	0.2
Georgia	0.1
Indonesia	0.1
Ireland	0.1
Turkey	0.1
Philippines	0.0	‡
Poland	0.0	‡
Other Assets, Less Liabilities	–0.2
Investments Sold Short	–31.9

	100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of October 31, 2014 (excluding short-term investment) (Unaudited)

1.	Toyota Motor Corp.

2.	Nestle S.A. Registered

3.	HSBC Holdings PLC

4.	Total S.A.

5.	Novartis A.G.
6.	Royal Dutch Shell PLC Class A

7.	British American Tobacco PLC

8.	AstraZeneca PLC

9.	Anheuser-Busch InBev N.V.

10.	GlaxoSmithKline PLC

Top Five Short Positions as of October 31, 2014 (Unaudited)

1.	Schibsted ASA

2.	Drax Group PLC

3.	Ocado Group PLC

4.	Yoox S.p.A.

5.	Tod’s S.p.A.

8	MainStay International Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Andrew Ver Planck, CFA, and Jeremy Roethel, CFA, of Cornerstone Capital Management Holdings LLC, the Fund’s Subadvisor.

How did MainStay International Opportunities Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2014?

Excluding all sales charges, MainStay International Opportunities Fund returned 2.06% for Class A shares, 1.93% for Investor Class shares and 1.11% for Class C shares for the 12 months ended October 31, 2014. Over the same period, the Fund’s Class I shares returned 2.25%. For the 12 months ended October 31, 2014, all share classes outperformed the –0.60% return of the MSCI EAFE® Index,1 which is the Fund’s primary broad-based securities-market index, and the 0.16% return of the average Lipper2 international multi-cap core fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

Favorable stock selection was responsible for most of the Fund’s outperformance of the MSCI EAFE® Index. The Fund may sell securities short and may invest in securities of companies with market capitalizations outside the range of the MSCI EAFE® Index. The securities of smaller companies are sometimes less efficient than the securities of larger companies. This means that less information may be available to investors, less coverage may be provided by analysts and in some cases, companies may have less history than larger companies. These inefficiencies may lead to greater pricing discrepancies, which in turn may offer opportunities for gain. Through opportunistic short-selling and by investing outside the MSCI EAFE® Index, the Fund seeks to produce returns that exceed those of the MSCI EAFE® Index. This approach was successful during the reporting period.

During the reporting period, which sectors and countries were the strongest positive contributors to the Fund’s relative performance and which sectors and countries were particularly weak?

The sectors that made the strongest positive contributions to the Fund’s performance relative to the MSCI EAFE® Index were consumer discretionary, energy and telecommunication services. (Contributions take weightings and total returns into account.) Favorable stock selection was responsible for the relative outperformance in these sectors as allocation effects were minimal. The sectors that detracted the most from the Fund’s relative performance were materials, consumer staples and industrials. Each of these sectors had a negative total return, and the Fund’s stock selection was unfavorable in materials and consumer staples.

Regionally, the Fund experienced favorable stock selection in Europe, the Pacific Rim and emerging markets, which contributed positively to performance relative to the MSCI EAFE® Index. Japan was a net detractor from performance because of an overweight allocation, which more than offset slightly positive stock selection in the country. An overweight allocation to emerging markets also provided a positive contribution. The impact of allocations to other regions was minor.

During the reporting period, the countries that made the strongest positive contributions to the Fund’s relative performance were the U.K., Australia and Denmark. The countries that detracted the most from the Fund’s relative performance were Sweden, Spain and Brazil.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The stock that made the strongest positive contribution to the Fund’s absolute performance during the reporting period was a long position in Shire PLC, a British specialty pharmaceutical company. The company received four rounds of improved bids from U.S. pharmaceutical firm AbbVie. We reduced the Fund’s position in late July, while the company was still in play—and long before a $55 billion bid fell through. Another strong contributor to the Fund’s absolute performance was a long position in British pharmaceutical company AstraZeneca, which was the subject of a takeover attempt by U.S. pharmaceutical company Pfizer in April 2014. Although that deal also fell through a month later, the company’s share price remained buoyant throughout the reporting period. A short position in French oil & gas services company CGG was also a positive contributor. The company’s stock declined because of the company’s decreasing competitiveness and subdued exploration activity as oil prices dropped during the reporting period.

The most substantial detractor from the Fund’s absolute performance was a short position in Marie Tecnimont. This Italian conglomerate provides services in the chemicals, oil & gas, infrastructure and civil engineering industries. Marie Tecnimont secured several significant contracts during the reporting period in the Middle East and North America. A long position in Japanese mobile services company DeNa Co. was also a notable detractor from Fund’s absolute performance. The company forecast a substantial decline in operating profit in May 2014 because of softening demand for its browser-based games. A long position in Japanese shipbuilder Namura Shipbuilding also detracted. In the first quarter of 2014, the stock was negatively affected by a soft market for new ships. With slack capacity and projected increases in shipping supply for the year, the stock declined.

1.	See footnote on page 6 for more information on the MSCI EAFE® Index.
2.	See footnote on page 6 for more information on Lipper Inc.

9

Did the Fund make any significant purchases or sales during the reporting period?

The Fund made a significant purchase of Finnish communication equipment company Nokia Oyj, moving from an underweight position relative to the MSCI EAFE® Index to an overweight position. Following the appointment of a new chief executive officer and strategic efforts to move on from the sale of its mobile handset division to Microsoft, the company’s valuation relative to peers improved along with increasingly supportive and positive analyst revisions. This made the stock more attractive within the Fund’s investment process. Another significant Fund purchase was in Japanese consumer electronics firm Sony. Once again, the Fund moved from an underweight position relative to the MSCI EAFE® Index to an overweight position in the stock. After a prolonged slump dating back to mid-2013, the company’s share price reversed course in the summer of 2013 and valuation metrics relative to the company’s peers also improved. The reversal was also supported by an increase in the number of analysts who revised their outlook on the stock, which is a catalyst we examine as part of the Fund’s investment process.

The Fund reduced a long position in U.K. pharmaceutical company Shire PLC in late July, moving from an overweight position relative to the MSCI EAFE® Index to an underweight position. We made this move following the final sweetened acquisition bid by U.S. pharmaceutical company AbbVie. As measured by our investment process, the stock had become overvalued relative to its peers because of the acquisition premium. We replaced the shares with other investments that our investment process found more compelling. During the reporting period, the Fund moved from an overweight position relative to the MSCI EAFE® Index in Japanese computer equipment manufacturer NEC to an underweight position. After the company’s stock price rose sharply in early 2014, our investment process indicated that the stock might be fully valued. In the absence of improving sentiment and analyst support for additional appreciation, the Fund exited the position.

How did the Fund’s sector and country weightings change during the reporting period?

During the reporting period, the Fund increased its weightings relative to the MSCI EAFE® Index in the health care, information technology and materials sectors. Over the same period, the Fund decreased its relative sector weightings in financials, consumer discretionary and industrials.

Regionally, the Fund increased its weighting relative to the MSCI EAFE® Index in Europe and decreased its relative weighting in emerging markets. The Fund increased its country weightings relative to the MSCI EAFE® Index in Italy, the U.K. and Australia, and decreased its relative weightings in Austria, Hong Kong and China. The Fund is managed and constructed on a bottom-up basis, so all weighting changes reflect our individual stock selection criteria. They do not reflect top-down evaluations of economies, sectors or regions.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2014, the Fund held overweight positions relative to the MSCI EAFE® Index in the telecommunication services, information technology and materials sectors. As of the same date, the Fund held underweight positions relative to the Index in the consumer staples, utilities and financials sectors.

As of October 31, 2014, the Fund held overweight positions relative to the MSCI EAFE® Index in emerging markets and Japan. As of the same date, the Fund held underweight positions relative to the Index in Europe and the Pacific Rim. From a country perspective, the Fund was overweight relative to the MSCI EAFE® Index in Israel, Norway and Denmark and was underweight relative to the Index in the U.K., Germany and Switzerland.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay International Opportunities Fund

Portfolio of Investments October 31, 2014

	Shares	Value

Common Stocks 130.3%†
Australia 9.6%
Australia & New Zealand Banking Group, Ltd. (Banks)	69,641	$2,053,016
Australian Worldwide Exploration, Ltd. (Oil, Gas & Consumable Fuels) (a)	440,434	678,268
Bendigo and Adelaide Bank, Ltd. (Banks)	22,874	250,004
BGP Holdings PLC (Diversified Financial Services) (a)(b)(c)	106,339	9
BHP Billiton PLC (Metals & Mining) (d)	64,950	1,673,318
BHP Billiton, Ltd. (Metals & Mining)	97,446	2,912,153
BT Investment Management, Ltd. (Capital Markets)	3,345	18,398
Cabcharge Australia, Ltd. (Commercial Services & Supplies)	120,860	525,402
Commonwealth Bank of Australia (Banks)	15,509	1,098,384
CSL, Ltd. (Biotechnology)	7,975	562,773
CSR, Ltd. (Construction Materials)	790,221	2,399,110
Downer EDI, Ltd. (Commercial Services & Supplies)	260,663	1,087,277
Echo Entertainment Group, Ltd. (Hotels, Restaurants & Leisure)	811,416	2,713,374
Fairfax Media, Ltd. (Media)	1,056,394	757,646
Fortescue Metals Group, Ltd. (Metals & Mining)	95,689	294,722
G.U.D. Holdings, Ltd. (Household Durables)	20,370	128,347
iiNET, Ltd. (Diversified Telecommunication Services)	82,298	579,378
Independence Group NL (Metals & Mining)	46,641	186,340
Leighton Holdings, Ltd. (Construction & Engineering)	34,261	662,087
Macquarie Group, Ltd. (Capital Markets)	57,264	3,082,497
Mount Gibson Iron, Ltd. (Metals & Mining)	1,107,507	438,573
National Australia Bank, Ltd. (Banks)	93,557	2,880,731
Northern Star Resources, Ltd. (Metals & Mining)	932,860	903,008
OZ Minerals, Ltd. (Metals & Mining)	688,931	2,346,223
Pacific Brands, Ltd. (Distributors)	156,583	64,763
PanAust, Ltd. (Metals & Mining)	6,739	10,141
Premier Investments, Ltd. (Specialty Retail)	14,753	139,044
Scentre Group (Real Estate Investment Trusts) (a)	154,513	481,339
Sigma Pharmaceuticals, Ltd. (Health Care Providers & Services)	1,639,247	1,117,966
Stockland (Real Estate Investment Trusts)	109,666	409,186
STW Communications Group, Ltd. (Media)	1,938	1,927
Suncorp-Group, Ltd. (Insurance)	188,588	2,431,276
Tabcorp Holdings, Ltd. (Hotels, Restaurants & Leisure)	157,845	565,337

	Shares	Value

Australia (continued)
Tassal Group, Ltd. (Food Products)	95,438	$310,746
Transfield Services, Ltd. (Commercial Services & Supplies) (a)	604,960	1,011,493
Treasury Wine Estates, Ltd. (Beverages)	69,561	284,644
Western Areas Ltd. (Metals & Mining)	306,244	1,169,607
Westfield Corp. (Real Estate Investment Trusts)	30,877	215,200
Westpac Banking Corp. (Banks)	55,997	1,713,866
Woodside Petroleum, Ltd. (Oil, Gas & Consumable Fuels)	37,323	1,318,039

		39,475,612

Austria 0.4%
AMS A.G. (Semiconductors & Semiconductor Equipment)	48,454	1,732,388
Vienna Insurance Group A.G. (Insurance)	945	45,427

		1,777,815

Belgium 2.4%
AGFA-Gevaert N.V. (Health Care Technology) (a)	8,445	21,293
♦Anheuser-Busch InBev N.V. (Beverages) (d)	50,337	5,557,963
Belgacom S.A. (Diversified Telecommunication Services)	7,997	301,745
Delhaize Group S.A. (Food & Staples Retailing) (d)	24,637	1,682,934
Exmar N.V. (Oil, Gas & Consumable Fuels)	9,998	139,573
KBC Groep N.V. (Banks) (a)	36,419	1,951,045
Melexis N.V. (Semiconductors & Semiconductor Equipment)	3,004	137,007

		9,791,560

China 4.4%
Agricultural Bank of China, Ltd. Class H (Banks)	297,000	137,870
ANTA Sports Products, Ltd. (Textiles, Apparel & Luxury Goods)	96,000	188,159
APT Satellite Holdings, Ltd. (Diversified Telecommunication Services)	122,000	178,395
Bank of China, Ltd. Class H (Banks)	1,298,000	620,953
Boer Power Holdings, Ltd. (Electrical Equipment)	177,000	221,388
BYD Electronic International Co., Ltd. (Communications Equipment)	647,000	770,879
China BlueChemical, Ltd. Class H (Chemicals)	798,000	282,973
China CITIC Bank Corp., Ltd. Class H (Banks)	616,000	401,127
China Construction Bank Corp. Class H (Banks)	452,000	336,881
China Everbright, Ltd. (Capital Markets)	424,000	820,100

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2014, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2014 (continued)

	Shares	Value

Common Stocks (continued)
China (continued)
China Merchants Bank Co., Ltd. Class H (Banks)	390,000	$723,158
China Petroleum & Chemical Corp. Class H (Oil, Gas & Consumable Fuels)	454,000	393,400
China Railway Construction Corp., Ltd. Class H (Construction & Engineering)	460,000	485,793
China Railway Group, Ltd. Class H (Construction & Engineering)	390,000	239,879
China Resources Power Holdings Co., Ltd. (Independent Power & Renewable Electricity Producers)	58,000	168,649
China Sanjiang Fine Chemicals Co., Ltd. (Chemicals)	124,000	61,559
China Travel International Investment, Ltd (Hotels, Restaurants & Leisure)	2,758,000	849,967
Chongqing Changan Automobile Co., Ltd. Class B (Automobiles)	368,329	813,585
Chongqing Machinery & Electric Co., Ltd. Class H (Industrial Conglomerates)	720,000	129,978
CNOOC, Ltd. (Oil, Gas & Consumable Fuels)	484,000	758,907
Coolpad Group, Ltd. (Technology Hardware, Storage & Peripherals)	844,000	181,748
Dongyue Group, Ltd. (Chemicals)	1,162,000	436,022
GOME Electrical Appliances Holding, Ltd. (Specialty Retail)	3,632,000	571,367
Guangdong Investment, Ltd. (Water Utilities)	652,000	855,865
Huaneng Power International, Inc. Class H (Independent Power & Renewable Electricity Producers)	730,000	895,186
Jiangnan Group, Ltd. (Electrical Equipment)	1,090,000	219,261
Man Wah Holdings, Ltd. (Household Durables)	522,000	779,451
Pacific Online, Ltd. (Internet Software & Services)	309,000	167,347
PetroChina Co., Ltd. Class H (Oil, Gas & Consumable Fuels)	338,000	423,636
Shanghai Industrial Holdings, Ltd. (Industrial Conglomerates) (d)	115,000	353,668
Sinotrans, Ltd. Class H (Air Freight & Logistics)	4,000	3,172
TCL Communication Technology Holdings, Ltd. (Technology Hardware, Storage & Peripherals)	617,000	605,452
Tianjin Development Holdings (Industrial Conglomerates)	76,000	65,758
TravelSky Technology, Ltd. Class H (IT Services)	307,000	320,256
Weiqiao Textile Co. Class H (Textiles, Apparel & Luxury Goods)	563,500	281,200
Xingda International Holdings, Ltd. (Auto Components)	253,000	87,431

	Shares	Value

China (continued)
Yangzijiang Shipbuilding Holdings, Ltd. (Machinery)	3,218,000	$2,830,497
Zhejiang Expressway Co., Ltd. Class H (Transportation Infrastructure)	334,000	336,793

		17,997,710

Denmark 3.0%
A.P. Moeller—Maersk A/S (Marine) (d)	1,178	2,744,931
A.P. Moeller—Maersk A/S Class A (Marine) (d)	500	1,135,618
ALK-Abello A/S (Pharmaceuticals)	589	66,342
Auriga Industries Class B (Chemicals) (a)	1,956	100,937
Danske Bank A/S (Banks)	97,386	2,670,962
DFDS A/S (Marine)	3,965	335,785
NKT Holding A/S (Machinery)	8,140	421,973
Novo Nordisk A/S (Pharmaceuticals) (d)	8,668	392,136
Pandora A/S (Textiles, Apparel & Luxury Goods) (d)	39,616	3,334,961
Royal Unibrew A/S (Beverages) (a)	1,425	232,722
TDC A/S (Diversified Telecommunication Services)	91,195	695,689
Vestas Wind Systems A/S (Electrical Equipment) (a)	3,505	117,315

		12,249,371

Egypt 0.6%
Centamin PLC (Metals & Mining)	1,888,608	1,546,858
Orascom Telecom Media and Technology Holding S.A.E (Wireless Telecommunication Services) (a)	5,087,144	839,551

		2,386,409

Faroe Islands 0.2%
Bakkafrost P/F (Food Products)	36,676	897,196

Finland 1.8%
Neste Oil Oyj (Oil, Gas & Consumable Fuels)	39,050	844,138
Nokia Oyj (Communications Equipment)	457,048	3,814,513
Orion Oyj (Pharmaceuticals) (d)	78,295	2,657,946

		7,316,597

France 9.4%
AXA S.A. (Insurance) (d)	94,926	2,189,990
Casino Guichard Perrachon S.A. (Food & Staples Retailing) (d)	23,070	2,364,274
CNP Assurances (Insurance) (d)	120,586	2,253,085
Credit Agricole S.A. (Banks) (d)	221,967	3,280,873
GDF Suez (Multi-Utilities) (d)	29,949	726,405
Ipsen S.A. (Pharmaceuticals)	13,257	651,895
Montupet (Auto Components) (d)	691	53,575
Natixis (Banks)	439,129	3,021,667
Neopost S.A. (Technology Hardware, Storage & Peripherals)	5,788	401,902

12	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
France (continued)
Orange S.A. (Diversified Telecommunication Services) (d)	243,936	$3,886,828
Rallye S.A. (Food & Staples Retailing)	16,234	628,008
Renault S.A. (Automobiles) (d)	44,694	3,317,371
Safran S.A. (Aerospace & Defense)	26,707	1,690,128
Sanofi (Pharmaceuticals) (d)	44,044	4,065,571
Societe Generale S.A. (Banks)	13,860	667,217
Sopra Group S.A. (IT Services) (d)	4,863	364,486
♦Total S.A. (Oil, Gas & Consumable Fuels) (d)	109,301	6,495,144
UBISOFT Entertainment S.A. (Software) (a)	8,776	158,696
Unibail-Rodamco S.E. (Real Estate Investment Trusts)	4,691	1,201,865
Valeo S.A. (Auto Components) (d)	2,355	263,628
Vinci S.A. (Construction & Engineering) (d)	15,300	871,901

		38,554,509

Georgia 0.1%
Bank of Georgia Holdings PLC (Banks)	9,404	385,116

Germany 8.9%
Aareal Bank A.G. (Thrifts & Mortgage Finance) (d)	57,866	2,477,830
Allianz S.E. Registered (Insurance) (d)	22,555	3,581,150
BASF S.E. (Chemicals) (d)	29,403	2,588,089
Bayer A.G. (Pharmaceuticals) (d)	16,524	2,349,215
Bayerische Motoren Werke A.G. (Automobiles) (d)	19,007	2,032,205
Bechtle A.G. (IT Services)	1,716	133,347
Borussia Dortmund Gmbh & Co. KGaA (Media)	11,061	58,535
Cewe Stiftung & Co. KGaA (Commercial Services & Supplies)	650	42,739
Daimler A.G. Registered (Automobiles) (d)	14,167	1,101,242
Deutsche Lufthansa A.G. (Airlines) (d)	180,029	2,659,864
Dialog Semiconductor PLC (Semiconductors & Semiconductor Equipment) (a)	29,921	1,028,127
Duerr A.G. (Machinery)	5,347	374,362
E.ON S.E. (Multi-Utilities) (d)	4,899	84,291
Hannover Rueck S.E. (Insurance) (d)	1,301	108,402
Henkel A.G. & Co. KGaA (Household Products) (d)	633	57,518
Hochtief A.G. (Construction & Engineering) (d)	24,068	1,779,187
Infineon Technologies A.G. (Semiconductors & Semiconductor Equipment) (d)	271,145	2,630,279
KUKA A.G. (Machinery)	12,765	802,223
Nemetschek A.G. (Software)	1,770	176,071
Nordex S.E. (Electrical Equipment) (a)	30,039	507,433
Osram Licht A.G. (Electrical Equipment) (a)	16,217	568,212
ProSiebenSat.1 Media A.G. (Media) (d)	39,760	1,602,131
RIB Software A.G. (Software)	17,743	237,688
Siemens A.G. (Industrial Conglomerates) (d)	48,649	5,481,318

	Shares	Value

Germany (continued)
Sixt S.E. (Road & Rail)	12,756	$411,698
Stroeer Media S.E. (Media)	2,630	59,901
TUI A.G. (Hotels, Restaurants & Leisure)	64,884	990,348
United Internet A.G. (Internet Software & Services) (d)	58,236	2,277,293
Wacker Neuson S.E. (Machinery)	12,630	245,244

		36,445,942

Hong Kong 4.3%
ASM Pacific Technology, Ltd. (Semiconductors & Semiconductor Equipment)	53,100	585,082
BOC Hong Kong Holdings, Ltd. (Banks) (d)	560,500	1,868,297
Chaoda Modern Agriculture Holdings, Ltd. (Food Products) (a)(b)(c)	38,000	1,044
Cheung Kong Holdings, Ltd. (Real Estate Management & Development)	66,000	1,173,594
China Fiber Optic Network System Group, Ltd. (Communications Equipment)	1,208,000	366,054
China High Speed Transmission Equipment Group Co., Ltd. (Electrical Equipment) (a)	713,000	561,747
China Resources Cement Holdings, Ltd. (Construction Materials)	1,160,000	785,285
Dah Sing Financial Holdings, Ltd. (Banks)	2,000	12,456
Emperor Entertainment Hotel, Ltd. (Hotels, Restaurants & Leisure)	280,000	84,125
EVA Precision Industrial Holdings, Ltd. (Machinery)	706,000	189,355
First Pacific Co., Ltd. (Diversified Financial Services)	196,000	210,781
HKT Trust / HKT, Ltd. (Diversified Telecommunication Services)	620,000	759,495
Hopewell Highway Infrastructure, Ltd. (Transportation Infrastructure)	13,375	6,467
Hopewell Holdings, Ltd. (Industrial Conglomerates)	267,500	950,288
Hutchison Whampoa, Ltd. (Industrial Conglomerates)	32,000	406,440
Kingston Financial Group, Ltd. (Hotels, Restaurants & Leisure)	638,000	75,686
NetDragon Websoft, Inc. (Software)	281,000	479,013
NWS Holdings, Ltd. (Industrial Conglomerates)	145,000	269,988
Orient Overseas International, Ltd. (Marine)	98,000	555,386
PCCW, Ltd. (Diversified Telecommunication Services)	3,274,000	2,085,525
Skyworth Digital Holdings, Ltd. (Household Durables)	422,000	230,722
Sun Hung Kai & Co., Ltd. (Capital Markets)	74,000	55,153
Sun Hung Kai Properties, Ltd. (Real Estate Management & Development)	6,000	89,669
TCC International Holdings, Ltd. (Construction Materials)	570,000	231,524

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2014 (continued)

	Shares	Value

Common Stocks (continued)
Hong Kong (continued)
Truly International Holdings (Electronic Equipment, Instruments & Components)	3,276,000	$1,655,922
United Laboratories International Holdings, Ltd. (The) (Pharmaceuticals) (a)	848,000	654,987
Wharf Holdings, Ltd. (The) (Real Estate Management & Development)	35,000	259,279
Wheelock & Co, Ltd. (Real Estate Management & Development) (d)	218,000	1,052,733
Yue Yuen Industrial Holdings, Ltd. (Textiles, Apparel & Luxury Goods) (d)	567,500	1,909,924

		17,566,021

India 0.8%
Amtek Auto, Ltd. (Auto Components)	25,426	68,327
Andhra Bank (Banks)	249,784	341,724
Aurobindo Pharma, Ltd. (Pharmaceuticals)	18,388	290,450
Cox & Kings, Ltd. (Hotels, Restaurants & Leisure)	42,903	199,946
Dewan Housing Finance Corp., Ltd. (Thrifts & Mortgage Finance)	104,009	625,070
Gujarat State Fertilisers & Chemicals, Ltd. (Chemicals)	150,682	297,560
Hindalco Industries, Ltd. (Metals & Mining)	16,970	45,217
Karnataka Bank, Ltd. (Banks)	385,472	780,361
Oriental Bank of Commerce (Banks)	65,139	302,568
Vedanta Resources PLC (Metals & Mining)	26,403	347,187

		3,298,410

Indonesia 0.1%
Astra Agro Lestari Tbk PT (Food Products)	4,600	8,945
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT (Banks)	1,546,200	96,597
Bank Tabungan Negara Persero Tbk PT (Banks)	229,200	21,242
Indofood Sukses Makmur Tbk PT (Food Products)	469,900	265,376

		392,160

Ireland 0.1%
Shire PLC (Pharmaceuticals)	6,761	450,252

Israel 2.4%
Bank Hapoalim B.M. (Banks)	286,677	1,458,862
Bank Leumi Le-Israel B.M. (Banks) (a)	406,092	1,438,250
Bezeq-The Israeli Telecommunication Corp., Ltd. (Diversified Telecommunication Services)	1,552,910	2,625,333
Teva Pharmaceutical Industries, Ltd. (Pharmaceuticals)	81,612	4,509,603

		10,032,048

	Shares	Value

Italy 4.6%
Amplifon S.p.A. (Health Care Providers & Services)	2,925	$17,140
Ascopiave S.p.A (Gas Utilities)	31,406	73,597
Autostrada Torino-Milano S.p.A. (Transportation Infrastructure)	7,051	84,737
Banca IFIS S.p.A. (Diversified Financial Services)	58,717	1,032,344
Brembo S.p.A. (Auto Components)	3,801	125,892
Cementir Holding S.p.A. (Construction Materials)	99,722	597,341
Credito Emiliano S.p.A. (Banks)	93,845	721,487
Danieli & C Officine Meccaniche S.p.A. (Machinery)	7,468	174,069
Enel S.p.A. (Electric Utilities)	729,503	3,720,699
ENI S.p.A. (Oil, Gas & Consumable Fuels) (d)	117,506	2,503,295
ERG S.p.A. (Oil, Gas & Consumable Fuels)	61,286	702,341
Esprinet S.p.A. (Electronic Equipment, Instruments & Components)	64,270	530,356
Exor S.p.A. (Diversified Financial Services)	48,811	2,125,571
FNM S.p.A. (Road & Rail)	145,745	105,384
Pirelli & C S.p.A. (Auto Components)	148,806	1,991,566
Reply S.p.A. (IT Services)	311	22,916
Societa Iniziative Autostradali e Servizi S.p.A. (Transportation Infrastructure)	16,011	160,213
Telecom Italia S.p.A. (Diversified Telecommunication Services)	3,009,001	2,688,530
Telecom Italia S.p.A. (Diversified Telecommunication Services) (a)	576,891	652,445
Unipol Gruppo Finanziario S.p.A. (Insurance)	201,142	970,435

		19,000,358

Japan 29.5%
Alfresa Holdings Corp. (Health Care Providers & Services)	24,000	299,987
Amada Co., Ltd. (Machinery)	202,200	1,715,527
Ana Holdings, Inc. (Airlines)	188,000	430,814
AOYAMA TRADING Co., Ltd. (Specialty Retail)	4,500	105,444
Arcland Sakamoto Co., Ltd. (Specialty Retail)	23,500	515,713
Asahi Diamond Industrial Co., Ltd. (Machinery)	18,200	215,662
Asahi Holdings, Inc. (Metals & Mining)	7,500	123,192
Asahi Kasei Corp. (Chemicals)	93,000	746,732
Astellas Pharma, Inc. (Pharmaceuticals) (d)	209,900	3,174,895
Bic Camera, Inc. (Specialty Retail)	73,900	637,517
Brother Industries, Ltd. (Technology Hardware, Storage & Peripherals)	86,900	1,518,671
Calsonic Kansei Corp. (Auto Components)	364,000	1,960,561
Central Glass Co., Ltd. (Building Products)	57,000	184,714
Central Japan Railway Co. (Road & Rail)	5,300	778,780
Chugoku Electric Power Co., Inc. (The) (Electric Utilities)	57,100	739,136
Chugoku Marine Paints, Ltd. (Chemicals)	80,000	623,904

14	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Japan (continued)
Daiwa Securities Group, Inc. (Capital Markets)	32,000	$245,288
DCM Holdings Co., Ltd. (Specialty Retail)	24,200	159,215
DeNa Co., Ltd. (Internet Software & Services)	6,600	83,201
Dynam Japan Holdings Co., Ltd. (Hotels, Restaurants & Leisure)	486,400	1,370,423
EDION Corp. (Specialty Retail) (d)	292,000	2,056,283
FUJIFILM Holdings Corp. (Technology Hardware, Storage & Peripherals)	65,500	2,149,998
Fujikura, Ltd. (Electrical Equipment)	5,000	20,432
Fujitsu, Ltd. (IT Services)	397,000	2,348,247
Futaba Corp. (Electrical Equipment)	6,000	83,330
G-Tekt Corp. (Auto Components)	2,000	19,461
GungHo Online Entertainment, Inc. (Software)	18,300	71,522
Hanwa Co., Ltd. (Trading Companies & Distributors)	10,000	35,166
Happinet Corp. (Distributors)	64,300	1,084,785
Hazama Ando Corp. (Construction & Engineering)	237,300	1,554,888
Heiwa Corp. (Leisure Products)	11,500	230,973
Honda Motor Co., Ltd. (Automobiles)	3,600	111,501
Idemitsu Kosan Co., Ltd. (Oil, Gas & Consumable Fuels)	16,200	311,525
Inabata & Co., Ltd. (Trading Companies & Distributors)	44,400	418,998
INPEX Corp. (Oil, Gas & Consumable Fuels) (d)	26,700	333,497
ITOCHU Corp. (Trading Companies & Distributors)	8,900	105,897
J Trust Co., Ltd. (Consumer Finance)	13,600	131,853
Jaccs Co., Ltd. (Consumer Finance)	172,000	998,389
Japan Airlines Co., Ltd. (Airlines)	104,100	2,769,204
Japan Petroleum Exploration Co., Ltd. (Oil, Gas & Consumable Fuels)	36,800	1,184,349
Japan Securities Finance Co., Ltd. (Diversified Financial Services)	217,300	1,209,103
JX Holdings, Inc. (Oil, Gas & Consumable Fuels) (d)	302,600	1,280,174
K’s Holdings Corp. (Specialty Retail)	58,200	1,588,097
Kamei Corp. (Trading Companies & Distributors)	15,000	106,566
Kandenko Co., Ltd. (Construction & Engineering)	145,000	751,302
Kanematsu Corp. (Trading Companies & Distributors)	120,000	185,889
Kato Works Co., Ltd. (Machinery)	30,000	215,001
Kawasaki Kisen Kaisha, Ltd. (Marine)	439,000	977,075
KDDI Corp. (Wireless Telecommunication Services) (d)	63,300	4,071,600
Komori Corp. (Machinery)	3,600	34,325
Kura Corp. (Hotels, Restaurants & Leisure)	2,900	77,712
Kureha Corp. (Chemicals)	210,000	1,011,440

	Shares	Value

Japan (continued)
KYB Co., Ltd. (Auto Components)	48,000	$202,555
Kyudenko Corp. (Construction & Engineering)	63,000	690,995
Maeda Corp. (Construction & Engineering)	82,000	714,694
Makino Milling Machine Co., Ltd. (Machinery)	120,000	794,836
Marubeni Corp. (Trading Companies & Distributors)	25,000	157,578
Medipal Holdings Corp. (Health Care Providers & Services)	6,200	67,782
Meisei Industrial Co., Ltd. (Construction & Engineering)	9,000	56,408
Misawa Homes Co., Ltd. (Household Durables)	6,500	58,331
Mitsuba Corp. (Auto Components)	12,100	186,900
Mitsubishi Electric Corp. (Electrical Equipment)	145,000	1,802,738
Mitsubishi Estate Co., Ltd. (Real Estate Management & Development)	40,000	995,504
Mitsubishi Materials Corp. (Metals & Mining)	464,000	1,416,888
Mitsubishi Steel Manufacturing Co., Ltd. (Metals & Mining)	26,000	56,247
Mitsubishi UFJ Financial Group, Inc. (Banks) (d)	884,000	4,975,427
Mitsui & Co., Ltd. (Trading Companies & Distributors)	88,500	1,312,235
Mitsui Engineering & Shipbuilding Co., Ltd. (Machinery)	252,000	529,464
Mitsui Fudosan Co., Ltd. (Real Estate Management & Development)	6,000	187,358
Mitsui Mining & Smelting Co., Ltd. (Metals & Mining) (d)	670,000	1,723,837
Monex Group, Inc. (Capital Markets)	88,000	217,797
Namura Shipbuilding Co., Ltd. (Machinery) (d)	206,800	1,942,346
NEC Capital Solutions, Ltd. (Trading Companies & Distributors)	41,300	766,987
Nexon Co., Ltd. (Software)	37,300	320,450
Nippo Corp. (Construction & Engineering)	111,000	1,991,231
Nippon Paper Industries Co., Ltd. (Paper & Forest Products)	86,600	1,253,609
Nippon Road Co., Ltd. (The) (Construction & Engineering)	12,000	65,595
Nippon Suisan Kaisha, Ltd. (Food Products) (a)	263,500	767,100
Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services) (d)	57,700	3,540,337
Nishi-Nippon City Bank, Ltd. (The) (Banks)	71,000	190,892
Nissan Motor Co., Ltd. (Automobiles)	98,300	873,301
Nisshin Steel Holdings Co., Ltd. (Metals & Mining)	112,900	1,019,191
Nok Corp. (Auto Components)	42,600	1,058,505
Nomura Co., Ltd. (Professional Services)	6,300	59,004
North Pacific Bank, Ltd. (Banks)	33,400	134,105

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2014 (continued)

	Shares	Value

Common Stocks (continued)
Japan (continued)
NTT Data Corp. (IT Services)	11,100	$421,469
NTT DOCOMO, Inc. (Wireless Telecommunication Services)	15,500	256,942
ORIX Corp. (Diversified Financial Services) (d)	205,700	2,762,506
Otsuka Holdings Co., Ltd. (Pharmaceuticals) (d)	95,200	3,286,339
Pacific Industrial Co., Ltd. (Auto Components)	10,000	73,804
Paltac Corp. (Distributors)	6,000	72,166
Panasonic Corp. (Household Durables)	253,800	2,948,667
Piolax, Inc. (Auto Components)	2,100	90,861
Pocket Card Co., Ltd. (Consumer Finance)	22,200	132,815
Prima Meat Packers, Ltd. (Food Products)	35,000	81,950
Round One Corp. (Hotels, Restaurants & Leisure)	282,600	1,675,598
Ryobi, Ltd. (Machinery)	192,000	511,088
S Foods, Inc. (Food & Staples Retailing)	3,500	72,664
Sankyo Tateyama, Inc. (Building Products)	41,400	728,301
Sankyu, Inc. (Road & Rail)	95,000	433,029
Sanyo Special Steel Co., Ltd. (Metals & Mining)	46,000	154,801
Seiko Epson Corp. (Technology Hardware, Storage & Peripherals)	29,700	1,345,854
Seiko Holdings Corp. (Textiles, Apparel & Luxury Goods)	62,000	298,064
Seino Holdings Co., Ltd (Road & Rail)	29,000	223,583
Seiren Co., Ltd. (Textiles, Apparel & Luxury Goods)	7,400	62,850
Senko Co., Ltd. (Road & Rail)	87,000	366,357
Showa Corp. (Auto Components)	29,500	309,642
Sojitz Corp. (Trading Companies & Distributors)	625,800	913,699
Sony Corp. (Household Durables)	177,400	3,272,404
Sumitomo Corp. (Trading Companies & Distributors)	19,400	203,111
Sumitomo Dainippon Pharma Co., Ltd. (Pharmaceuticals)	156,600	1,795,689
Sumitomo Heavy Industries, Ltd. (Machinery)	201,000	1,087,986
Sumitomo Metal Mining Co., Ltd. (Metals & Mining)	39,000	525,671
Sumitomo Mitsui Financial Group, Inc. (Banks) (d)	57,576	2,255,113
Suzuki Motor Corp. (Automobiles)	24,700	803,396
Takasago Thermal Engineering Co., Ltd. (Building Products)	6,400	81,136
Takeuchi Manufacturing Co., Ltd. (Machinery)	41,500	1,681,059
Takuma Co., Ltd. (Machinery)	232,000	1,449,935
TDK Corp. (Electronic Equipment, Instruments & Components) (d)	39,500	2,166,214
Toho Holdings Co., Ltd. (Health Care Providers & Services)	5,200	65,969

	Shares	Value

Japan (continued)
Toho Zinc Co., Ltd. (Metals & Mining)	1,000	$3,321
Tokuyama Corp. (Chemicals)	572,000	1,624,465
Topre Corp. (Auto Components)	3,900	53,782
Tosoh Corp. (Chemicals)	221,000	932,597
Toyo Engineering Corp. (Construction & Engineering)	70,000	355,842
Toyo Kohan Co., Ltd. (Metals & Mining)	25,000	139,773
Toyo Tire & Rubber Co., Ltd. (Auto Components) (d)	80,500	1,287,857
♦Toyota Motor Corp. (Automobiles)	131,500	7,607,273
TPR Co., Ltd. (Auto Components)	27,300	632,888
Universal Entertainment Corp. (Leisure Products)	25,300	391,916
Valor Co., Ltd. (Food & Staples Retailing)	9,500	151,983
West Holdings Corp. (Household Durables)	13,700	127,090
Yamada Denki Co., Ltd. (Specialty Retail) (d)	454,400	1,428,028
Zojirushi Corp. (Household Durables)	10,000	62,230

		120,697,962

Luxembourg 0.6%
APERAM (Metals & Mining) (a)(d)	79,983	2,297,789

Netherlands 5.1%
BE Semiconductor Industries N.V. (Semiconductors & Semiconductor Equipment)	41,321	785,524
BinckBank N.V. (Capital Markets)	60,409	598,118
Delta Lloyd N.V. (Insurance) (d)	128,255	2,921,136
Heineken Holding N.V. (Beverages)	26,257	1,700,806
ING Groep N.V. (Banks) (a)(d)	29,148	416,771
Koninklijke Ahold N.V. (Food & Staples Retailing) (d)	193,472	3,234,276
Koninklijke Boskalis Westminster N.V. (Construction & Engineering)	20,060	1,068,750
Koninklijke Philips Electronics N.V. (Industrial Conglomerates)	1,243	34,720
♦Royal Dutch Shell PLC Class A (Oil, Gas & Consumable Fuels) (d)	175,096	6,261,662
Royal Dutch Shell PLC Class B (Oil, Gas & Consumable Fuels) (d)	101,603	3,758,607

		20,780,370

New Zealand 0.9%
Air New Zealand, Ltd. (Airlines)	807,654	1,265,428
Chorus, Ltd. (Diversified Telecommunication Services)	70,788	116,428
Spark New Zealand, Ltd. (Diversified Telecommunication Services)	854,533	2,101,572

		3,483,428

16	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Norway 3.4%
Austevoll Seafood ASA (Food Products)	67,842	$440,549
Borregaard ASA (Chemicals)	28,610	199,359
BW Offshore, Ltd. (Energy Equipment & Services)	205,123	251,502
DNB ASA (Banks) (d)	140,068	2,572,951
Golden Ocean Group, Ltd. (Marine)	37,853	46,047
Kongsberg Automotive ASA (Auto Components) (a)	486,040	464,786
Leroy Seafood Group ASA (Food Products)	9,447	357,154
Marine Harvest ASA (Food Products)	177,606	2,514,677
Salmar ASA (Food Products)	85,241	1,535,487
SpareBank 1 SMN (Banks)	25,454	226,427
Statoil ASA (Oil, Gas & Consumable Fuels) (d)	94,840	2,151,316
Yara International ASA (Chemicals) (d)	66,666	3,061,025

		13,821,280

Philippines 0.0%‡
Nickel Asia Corp. (Metals & Mining)	108,600	100,674

Poland 0.0%‡
Tauron Polska Energia S.A. (Electric Utilities)	73,127	114,163

Portugal 0.4%
Altri SGPS S.A. (Paper & Forest Products)	20,013	55,952
EDP—Energias de Portugal S.A. (Electric Utilities)	329,016	1,414,623
Mota-Engil SGPS S.A. (Construction & Engineering)	38,288	200,559

		1,671,134

Republic of Korea 0.9%
Amorepacific Corp. (Personal Products)	393	845,770
Dongwon F&B Co., Ltd. (Food Products)	162	53,129
Golfzon Co., Ltd. (Software)	1,784	44,736
Hanil Cement Co., Ltd. (Construction Materials)	5,444	700,411
Hanil E-Hwa Co., Ltd. (Auto Components) (a)	8,294	138,915
Harim Holdings Co., Ltd. (Industrial Conglomerates) (a)	135,043	597,675
Korea Electric Power Corp. (Electric Utilities)	733	31,858
Meritz Securities Co., Ltd. (Capital Markets)	38,888	158,102
Mirae Asset Securities Co., Ltd. (Capital Markets)	4,636	199,325
SL Corp. (Auto Components)	11,939	220,073
Sungwoo Hitech Co., Ltd. (Auto Components)	45,433	654,673

		3,644,667

Singapore 0.2%
Asian Pay Television Trust (Media)	166,000	110,477
Olam International, Ltd. (Food & Staples Retailing)	95,000	157,508

	Shares	Value

Singapore (continued)
STATS ChipPAC, Ltd. (Semiconductors & Semiconductor Equipment) (a)	937,000	$423,025

		691,010

South Africa 0.7%
Astral Foods, Ltd. (Food Products)	4,413	60,643
Investec PLC (Capital Markets)	237,110	2,169,624
Investec, Ltd. (Capital Markets)	853	7,788
Naspers, Ltd. (Media)	1,011	125,818
Sibanye Gold, Ltd. (Metals & Mining)	209,998	399,824

		2,763,697

Spain 2.9%
Abengoa S.A. (Construction & Engineering)	5,029	22,183
Acerinox S.A. (Metals & Mining)	26,444	392,192
ACS Actividades De Construccion Y Servicios S.A. (Construction & Engineering) (d)	76,128	2,819,064
Banco Santander S.A. (Banks) (d)	180,931	1,593,484
CIE Automotive S.A. (Auto Components)	7,212	97,698
Gas Natural SDG S.A. (Gas Utilities)	3,598	103,748
Iberdrola S.A. (Electric Utilities)	22,046	155,844
Red Electrica Corp. S.A. (Electric Utilities) (d)	27,503	2,400,170
Repsol, S.A. (Oil, Gas & Consumable Fuels) (d)	149,932	3,347,212
Telefonica S.A. (Diversified Telecommunication Services) (d)	48,159	723,904
Tubacex S.A. (Metals & Mining)	74,187	315,160

		11,970,659

Sweden 4.4%
Betsson AB Registered (Hotels, Restaurants & Leisure) (a)	3,765	132,823
Bilia AB (Specialty Retail)	25,180	712,691
Boliden AB (Metals & Mining)	105,935	1,745,941
Byggmax Group AB (Specialty Retail)	5,189	32,185
Clas Ohlson AB (Specialty Retail)	22,491	388,346
Haldex AB (Machinery)	47,438	581,399
Husqvarna AB (Household Durables)	123,261	916,426
Indutrade AB (Trading Companies & Distributors)	1,085	43,787
Intrum Justitia AB (Commercial Services & Supplies)	56,876	1,689,916
JM AB (Household Durables)	28,247	910,817
Lindab International AB (Building Products) (a)	1,638	15,007
Meda AB Class A (Pharmaceuticals)	85,445	1,122,426
Medivir AB (Biotechnology) (a)	72,647	1,227,320
Net Entertainment NE AB (Internet Software & Services) (a)	2,630	81,206
Nordea Bank AB (Banks) (d)	279,900	3,589,652
Securitas AB (Commercial Services & Supplies)	52,910	583,976

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2014 (continued)

	Shares	Value

Common Stocks (continued)
Sweden (continued)
Skandinaviska Enskilda Banken AB Class A (Banks) (d)	191,690	$2,455,784
Telefonaktiebolaget LM Ericsson Class B (Communications Equipment)	119,328	1,405,922
Tethys Oil AB (Oil, Gas & Consumable Fuels) (a)	20,151	221,727

		17,857,351

Switzerland 7.6%
ABB, Ltd. (Electrical Equipment) (a)(d)	27,665	605,545
Actelion, Ltd. Registered (Biotechnology) (a)(d)	27,404	3,258,346
Aryzta A.G. (Food Products) (a)(d)	5,923	503,869
Autoneum Holding A.G. (Auto Components) (a)(d)	225	37,416
Forbo Holding A.G. Registered (Household Durables) (a)(d)	116	120,382
Kudelski S.A. (Electronic Equipment, Instruments & Components) (d)	23,286	296,475
Leonteq A.G. (Capital Markets) (a)	1,294	281,488
Logitech International S.A. Registered (Technology Hardware, Storage & Peripherals)	55,630	786,331
Lonza Group A.G. Registered (Life Sciences Tools & Services) (a)	14,481	1,593,866
♦Nestle S.A. Registered (Food Products) (d)	103,637	7,583,064
♦Novartis A.G. (Pharmaceuticals) (d)	67,604	6,274,528
Roche Holding A.G. (Genusscheine) (Pharmaceuticals) (d)	13,276	3,914,567
Straumann Holding A.G. Registered (Health Care Equipment & Supplies)	2,016	496,169
Swiss Life Holding A.G. Registered (Insurance) (a)(d)	7,165	1,641,289
UBS A.G. Registered (Capital Markets) (a)(d)	160,300	2,782,321
Zurich Financial Services A.G. (Insurance) (a)(d)	2,840	858,361

		31,034,017

Taiwan 0.5%
Elitegroup Computer Systems Co., Ltd. (Technology Hardware, Storage & Peripherals)	720,789	606,651
Ichia Technologies, Inc. (Electronic Equipment, Instruments & Components)	320,000	349,284
Micro-Star International Co., Ltd. (Technology Hardware, Storage & Peripherals)	444,000	542,291
Primax Electronics, Ltd. (Technology Hardware, Storage & Peripherals)	331,000	402,643
Rechi Precision Co., Ltd. (Machinery)	122,260	122,395

		2,023,264

	Shares	Value

Turkey 0.1%
Koza Altin Isletmeleri AS (Metals & Mining)	10,476	$67,636
TAV Havalimanlari Holding AS (Transportation Infrastructure)	36,053	302,516

		370,152

United Kingdom 20.0%
3i Group PLC (Capital Markets)	84,063	533,734
Afren PLC (Oil, Gas & Consumable Fuels) (a)	296,251	366,098
African Barrick Gold PLC (Metals & Mining)	198,309	653,504
Antofagasta PLC (Metals & Mining)	13,501	151,723
♦AstraZeneca PLC (Pharmaceuticals)	78,292	5,690,450
Aviva PLC (Insurance)	35,603	296,731
Awilco Drilling PLC (Energy Equipment & Services)	8,225	115,846
Barratt Developments PLC (Household Durables)	91,038	609,913
Bellway PLC (Household Durables)	34,538	966,331
BP PLC (Oil, Gas & Consumable Fuels)	566,853	4,071,510
♦British American Tobacco PLC (Tobacco) (d)	101,993	5,787,223
British Land Co. PLC (The) (Real Estate Investment Trusts)	63,244	737,034
British Sky Broadcasting Group PLC (Media) (d)	219,091	3,105,253
BT Group PLC (Diversified Telecommunication Services)	37,655	221,370
CNH Industrial N.V. (Machinery)	97,122	791,105
Cobham PLC (Aerospace & Defense)	116,673	542,941
Debenhams PLC (Multiline Retail)	306,265	317,966
easyJet PLC (Airlines) (d)	119,899	2,877,037
Evraz PLC (Metals & Mining)	169,405	350,128
Fiat Chrysler Automobiles N.V. (Automobiles) (a)	163,080	1,819,859
Galliford Try PLC (Construction & Engineering)	51,774	1,013,752
♦GlaxoSmithKline PLC (Pharmaceuticals) (d)	242,364	5,495,787
Go-Ahead Group PLC (Road & Rail)	22,587	888,858
Greggs PLC (Food & Staples Retailing)	14,838	143,605
Halfords Group PLC (Specialty Retail)	198,043	1,570,425
Home Retail Group PLC (Internet & Catalog Retail)	740,256	2,170,616
♦HSBC Holdings PLC (Banks) (d)	688,010	7,038,401
Imperial Tobacco Group PLC (Tobacco) (d)	91,999	3,989,802
Interserve PLC (Construction & Engineering)	36,159	366,439
ITV PLC (Media)	609,031	1,977,762
J Sainsbury PLC (Food & Staples Retailing)	261,685	1,027,706
Keller Group PLC (Construction & Engineering)	31,142	415,481
Legal & General Group PLC (Insurance)	888,925	3,284,852
Man Group PLC (Capital Markets)	816,356	1,616,735
Micro Focus International PLC (Software)	23,037	365,575
Mitchells & Butlers PLC (Hotels, Restaurants & Leisure) (a)	16,662	101,286
Next PLC (Multiline Retail) (d)	30,340	3,128,075

18	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
United Kingdom (continued)
Northgate PLC (Road & Rail)	28,541	$223,720
Old Mutual PLC (Insurance)	986,523	3,053,704
Pace PLC (Communications Equipment)	282,785	1,567,467
Persimmon PLC (Household Durables) (a)	12,454	291,469
Phoenix Group Holdings (Insurance)	28,856	347,592
Playtech PLC (Software)	36,138	408,138
Rio Tinto PLC (Metals & Mining) (d)	93,992	4,467,919
Rolls—Royce Holdings PLC (Aerospace & Defense) (a)	8,802	118,699
Royal Mail PLC (Air Freight & Logistics)	159,777	1,127,687
Salamander Energy PLC (Oil, Gas & Consumable Fuels) (a)	6,430	10,903
Skyepharma PLC (Pharmaceuticals) (a)	12,056	67,597
Soco International PLC (Oil, Gas & Consumable Fuels) (a)	105,519	554,504
Spirit Pub Co. PLC (Hotels, Restaurants & Leisure)	77,030	130,927
Subsea 7 S.A. (Energy Equipment & Services)	77,176	831,264
Trinity Mirror PLC (Media) (a)	33,473	87,817
Unilever N.V., CVA (Food Products)	11,644	451,540
Unilever PLC (Food Products)	2,698	108,504
Vodafone Group PLC (Wireless Telecommunication Services)	813,128	2,696,478
WH Smith PLC (Specialty Retail)	45,329	815,769

		81,962,611

United States 0.0%‡
China Yuchai International, Ltd. (Machinery)	6,300	114,597

Total Common Stocks (Cost $533,601,381)		533,415,911

Exchange-Traded Fund 0.8% (e)
United States 0.8%
iShares MSCI EAFE Index Fund (Capital Markets)	53,113	3,396,576

Total Exchange-Traded Fund (Cost $3,274,680)		3,396,576

Preferred Stocks 0.2%
Germany 0.2%
Bayerische Motoren Werke A.G. 4.23% (Automobiles)	4,438	355,156
Porsche Automobil Holding S.E. 3.17% (Automobiles)	4,799	392,886

		748,042

	Shares	Value

United Kingdom 0.0%‡
Rolls—Royce Holdings PLC 0.00% (Aerospace & Defense) (a)(b)	792,180	$1,267

Total Preferred Stocks (Cost $838,521)		749,309

	Principal Amount
Short-Term Investment 0.8%
Repurchase Agreement 0.8%
United States 0.8%
State Street Bank and Trust Co. 0.00%, dated 10/31/14 due 11/3/14 Proceeds at Maturity $3,280,191 (Collateralized by a Federal National Mortgage Association security with a rate of 2.14% and a maturity date of 11/7/22, with a Principal Amount of $3,485,000 and a Market Value of $3,349,479) (Capital Markets)	$3,280,191	3,280,191

Total Short-Term Investment (Cost $3,280,191)		3,280,191

Total Investments, Before Investments Sold Short (Cost $540,994,773) (h)	132.1%	540,841,987

	Shares
Investments Sold Short (31.9%) Common Stocks Sold Short (31.8%)
Australia (2.7%)
Ainsworth Game Technology, Ltd. (Hotels, Restaurants & Leisure)	(164,751)	(439,292)
Amcom Telecommunications, Ltd. (Diversified Telecommunication Services)	(45,036)	(88,379)
ARB Corp., Ltd. (Auto Components)	(8,467)	(97,757)
Beadell Resources, Ltd. (Metals & Mining) (a)	(2,240,197)	(502,700)
Bega Cheese, Ltd. (Food Products)	(11,445)	(52,171)
Breville Group, Ltd. (Distributors)	(108,496)	(650,195)
Buru Energy, Ltd. (Oil, Gas & Consumable Fuels) (a)	(345,386)	(206,679)
CuDeco, Ltd. (Metals & Mining) (a)	(180,283)	(219,729)
Donaco International, Ltd. (Hotels, Restaurants & Leisure) (a)	(255,744)	(203,674)
Energy World Corp., Ltd. (Independent Power & Renewable Electricity Producers) (a)	(392,946)	(121,027)
Iproperty Group, Ltd. (Internet Software & Services) (a)	(192,144)	(409,190)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2014 (continued)

	Shares	Value

Common Stocks Sold Short (continued)
Australia (continued)
Jacana Minerals, Ltd. (Metals & Mining) (a)(b)(c)	(26,409)	$(2)
JB Hi-Fi, Ltd. (Specialty Retail)	(11,167)	(153,399)
Karoon Gas Australia, Ltd. (Oil, Gas & Consumable Fuels) (a)	(550,456)	(1,428,983)
Linc Energy, Ltd. (Oil, Gas & Consumable Fuels) (a)	(260,902)	(212,223)
Mayne Pharma Group, Ltd. (Pharmaceuticals) (a)	(139,033)	(92,985)
Medusa Mining, Ltd. (Metals & Mining) (a)	(32,529)	(17,032)
Mermaid Marine Australia, Ltd. (Marine)	(172,679)	(282,641)
OzForex Group, Ltd. (Diversified Financial Services)	(30,276)	(66,607)
Paladin Energy, Ltd. (Oil, Gas & Consumable Fuels) (a)	(2,678,484)	(766,046)
Regis Resources, Ltd. (Metals & Mining)	(145,966)	(177,261)
Sandfire Resources NL (Metals & Mining)	(8,559)	(42,254)
Senex Energy, Ltd. (Oil, Gas & Consumable Fuels) (a)	(906,959)	(426,996)
Sirius Resources NL (Metals & Mining) (a)	(277,508)	(757,042)
Super Retail Group, Ltd. (Specialty Retail)	(101,509)	(654,773)
Syrah Resources, Ltd. (Metals & Mining) (a)	(104,849)	(340,466)
Transpacific Industries Group, Ltd. (Commercial Services & Supplies)	(1,333,366)	(1,056,026)
UGL, Ltd. (Construction & Engineering) (a)	(165,350)	(1,012,735)
Virgin Australia Holdings, Ltd. (Airlines) (a)	(1,398,179)	(473,703)
Virgin Australia International Holdings Pty, Ltd. (Airlines) (a)(b)(c)	(444,108)	(3,908)
Vocus Communications, Ltd. (Diversified Telecommunication Services)	(9,526)	(49,291)
Whitehaven Coal, Ltd. (Oil, Gas & Consumable Fuels) (a)	(48,489)	(64,645)

		(11,069,811)

Austria (0.1%)
Schoeller-Bleckmann Oilfield Equipment A.G. (Energy Equipment & Services)	(2,827)	(243,876)

Belgium (0.1%)
Euronav N.V. (Oil, Gas & Consumable Fuels) (a)	(6,603)	(69,920)
EVS Broadcast Equipment S.A. (Communications Equipment)	(6,148)	(199,004)
Tessenderlo Chemie N.V. (Chemicals) (a)	(867)	(22,468)
ThromboGenics N.V. (Biotechnology) (a)	(5,040)	(44,319)

		(335,711)

	Shares	Value

China (3.6%)
Anton Oilfield Services Group (Energy Equipment & Services)	(2,792,000)	$(594,031)
Beijing Jingneng Clean Energy Co., Ltd. (Independent Power & Renewable Electricity Producers)	(740,000)	(329,201)
Beijing Tong Ren Tang Chinese Medicine Co., Ltd. (Pharmaceuticals)	(13,000)	(18,238)
Biostime International Holdings, Ltd. (Food Products)	(140,000)	(317,002)
Bloomage Biotechnology Corp., Ltd. (Chemicals)	(157,500)	(251,020)
Boshiwa International Holding, Ltd. (Specialty Retail) (a)(b)(c)	(86,000)	(9,315)
BYD Co., Ltd. (Automobiles)	(37,000)	(234,973)
China Datang Corp. Renewable Power Co., Ltd. (Independent Power & Renewable Electricity Producers)	(1,283,000)	(185,291)
China Dongxiang Group Co. (Textiles, Apparel & Luxury Goods)	(1,469,000)	(268,980)
China Eastern Airlines Corp., Ltd. (Airlines) (a)	(714,000)	(271,600)
China Foods, Ltd. (Food Products) (a)	(1,678,000)	(627,480)
China ITS Holdings Co., Ltd. (IT Services)	(110,943)	(15,450)
China Molybdenum Co., Ltd. (Metals & Mining)	(131,000)	(78,379)
China Rongsheng Heavy Industries Group Holdings, Ltd. (Machinery) (a)	(273,000)	(43,651)
China Shipping Container Lines Co., Ltd. (Marine) (a)	(411,000)	(117,124)
China Suntien Green Energy Corp., Ltd. Class H (Oil, Gas & Consumable Fuels)	(284,000)	(75,439)
ChinaSoft International, Ltd. (IT Services) (a)	(534,000)	(181,095)
CIMC Enric Holdings, Ltd. (Machinery)	(596,000)	(599,447)
CITIC Resources Holdings, Ltd. (Trading Companies & Distributors) (a)	(1,004,000)	(141,114)
Credit China Holdings, Ltd. (Consumer Finance)	(96,000)	(23,520)
Daphne International Holdings, Ltd. (Textiles, Apparel & Luxury Goods)	(1,164,000)	(585,366)
FIH Mobile, Ltd. (Electronic Equipment, Instruments & Components) (a)	(1,999,000)	(1,064,566)
First Tractor Co., Ltd. Class H (Machinery)	(286,000)	(182,918)
Goodbaby International Holdings, Ltd. (Leisure Products)	(1,363,000)	(550,111)
Greatview Aseptic Packaging Co., Ltd. (Containers & Packaging)	(226,000)	(148,041)
Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd. (Pharmaceuticals)	(184,000)	(628,744)
Haitian International Holdings, Ltd. (Machinery)	(99,000)	(211,145)
Hilong Holding, Ltd. (Energy Equipment & Services)	(837,000)	(271,979)

20	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks Sold Short (continued)
China (continued)
Hollysys Automation Technologies, Ltd. (Electronic Equipment, Instruments & Components) (a)	(14,000)	$(343,420)
Huaneng Renewables Corp., Ltd. (Independent Power & Renewable Electricity Producers)	(188,000)	(67,635)
Hunan Nonferrous Metal Corp., Ltd. Class H (Metals & Mining) (a)(b)(c)	(1,926,000)	(618,394)
Li Ning Co., Ltd. (Textiles, Apparel & Luxury Goods) (a)	(1,457,500)	(768,673)
NVC Lighting Holdings, Ltd. (Household Products) (b)(c)	(777,000)	(160,306)
Parkson Retail Group, Ltd. (Multiline Retail)	(226,000)	(66,444)
Shandong Weigao Group Medical Polymer Co., Ltd. Class H (Health Care Equipment & Supplies)	(352,000)	(354,944)
Shenzhou International Group Holdings, Ltd. (Textiles, Apparel & Luxury Goods)	(198,000)	(680,412)
Sinofert Holdings, Ltd. (Chemicals) (a)	(304,000)	(46,256)
Sinopec Kantons Holdings, Ltd. (Oil, Gas & Consumable Fuels)	(838,000)	(696,969)
SPT Energy Group, Inc. (Energy Equipment & Services)	(108,000)	(34,119)
Tiangong International Co., Ltd. (Metals & Mining)	(230,000)	(58,722)
Tong Ren Tang Technologies Co., Ltd. Class H (Pharmaceuticals)	(546,000)	(739,251)
Uni-President China Holdings, Ltd. (Food Products)	(786,000)	(726,694)
West China Cement, Ltd. (Construction Materials)	(3,830,000)	(380,276)
Wisdom Holdings Group (Media)	(935,000)	(723,390)
Wumart Stores, Inc. (Food & Staples Retailing)	(96,000)	(83,062)
Xinchen China Power Holdings, Ltd. (Auto Components) (a)	(211,000)	(118,082)
Zhaojin Mining Industry Co., Ltd. Class H (Metals & Mining)	(22,500)	(11,953)

		(14,704,222)

Denmark (0.3%)
Bavarian Nordic A/S (Biotechnology) (a)	(14,948)	(463,075)
Chr. Hansen Holding A/S (Chemicals)	(15,645)	(629,540)
D/S Norden A/S (Marine)	(8,375)	(219,968)
Genmab A/S (Biotechnology) (a)	(741)	(32,300)

		(1,344,883)

Finland (0.4%)
Outokumpu Oyj (Metals & Mining) (a)	(264,551)	(1,493,839)
Outotec Oyj (Construction & Engineering)	(12,531)	(82,834)

	Shares	Value

Finland (continued)
YIT Oyj (Construction & Engineering)	(21,318)	$(142,122)

		(1,718,795)

France (0.7%)
AB Science S.A. (Pharmaceuticals) (a)	(6,884)	(73,499)
CGG S.A. (Energy Equipment & Services) (a)	(207,995)	(1,201,070)
Gameloft S.E. (Software) (a)	(38,529)	(197,959)
Innate Pharma S.A. (Biotechnology) (a)	(79,890)	(735,839)
IPSOS (Media)	(2,857)	(74,093)
Montupet (Auto Components)	(2,456)	(190,420)
Societe Television Francaise 1 (Media)	(31,547)	(469,061)
Solocal Group (Media) (a)	(191,213)	(117,413)
Transgene S.A. (Biotechnology) (a)	(104)	(965)

		(3,060,319)

Germany (2.3%)
Aixtron S.E. (Semiconductors & Semiconductor Equipment) (a)	(46,541)	(566,373)
Aurelius A.G. (Capital Markets)	(2,592)	(90,039)
Bilfinger S.E. (Commercial Services & Supplies)	(12,547)	(809,277)
CANCOM S.E. (IT Services)	(9,512)	(388,412)
Drillisch A.G. (Wireless Telecommunication Services)	(14,739)	(511,439)
ElringKlinger A.G. (Auto Components)	(7,933)	(242,119)
Evotec A.G. (Life Sciences Tools & Services) (a)	(273,811)	(1,005,017)
Gerry Weber International A.G. (Textiles, Apparel & Luxury Goods)	(3,010)	(120,817)
Heidelberger Druckmaschinen A.G. (Machinery) (a)	(407,082)	(1,036,084)
Jenoptik A.G. (Electronic Equipment, Instruments & Components)	(9,976)	(113,975)
LPKF Laser & Electronics A.G. (Electronic Equipment, Instruments & Components)	(40,120)	(512,065)
Puma S.E. (Textiles, Apparel & Luxury Goods)	(2,245)	(470,950)
QSC A.G. (Diversified Telecommunication Services)	(65,620)	(126,637)
Rational A.G. (Machinery)	(1,464)	(458,103)
SGL Carbon S.E. (Electrical Equipment) (a)	(70,746)	(1,094,007)
SMA Solar Technology A.G. (Semiconductors & Semiconductor Equipment) (a)	(2,322)	(57,673)
Tom Tailor Holding A.G. (Specialty Retail) (a)	(17,732)	(248,429)
Vossloh A.G. (Machinery)	(5,776)	(332,233)
Wirecard A.G. (IT Services)	(30,508)	(1,091,689)

		(9,275,338)

Hong Kong (2.1%)
Agtech Holdings, Ltd. (IT Services) (a)	(1,832,000)	(274,027)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments October 31, 2014 (continued)

	Shares	Value

Common Stocks Sold Short (continued)
Hong Kong (continued)
Ajisen China Holdings, Ltd. (Hotels, Restaurants & Leisure)	(131,000)	$(90,203)
Anxin-China Holdings, Ltd. (Electronic Equipment, Instruments & Components)	(3,428,000)	(318,261)
China Dynamics Holdings, Ltd. (Trading Companies & Distributors) (a)	(730,000)	(93,190)
China Innovationpay Group, Ltd. (Electronic Equipment, Instruments & Components) (a)	(1,800,000)	(201,930)
China LNG Group, Ltd. (Capital Markets)	(315,000)	(66,614)
China Merchants Land, Ltd. (Real Estate Management & Development)	(2,130,000)	(304,868)
China Precious Metal Resources Holdings Co., Ltd. (Metals & Mining) (a)	(2,356,000)	(249,114)
Digital China Holdings, Ltd. (Electronic Equipment, Instruments & Components)	(325,000)	(302,573)
Esprit Holdings, Ltd. (Specialty Retail)	(113,200)	(141,735)
Giordano International, Ltd. (Specialty Retail)	(538,000)	(274,024)
Haier Electronics Group Co., Ltd. (Household Durables)	(168,000)	(450,591)
Lung Cheong International Holdings, Ltd. (Leisure Products) (a)	(4,732,000)	(665,091)
Melco International Development, Ltd. (Hotels, Restaurants & Leisure)	(422,000)	(1,145,445)
Newocean Energy Holdings, Ltd. (Oil, Gas & Consumable Fuels)	(348,000)	(163,788)
Pacific Basin Shipping, Ltd. (Marine)	(2,409,000)	(1,152,446)
Paradise Entertainment, Ltd. (Hotels, Restaurants & Leisure)	(360,000)	(149,011)
Sa Sa International Holdings, Ltd. (Specialty Retail)	(1,046,000)	(722,947)
Tech Pro Technology Development, Ltd. (Electrical Equipment) (a)	(230,000)	(178,539)
Texhong Textile Group, Ltd. (Textiles, Apparel & Luxury Goods)	(189,500)	(129,263)
United Photovoltaics Group, Ltd. (Semiconductors & Semiconductor Equipment) (a)	(11,622,000)	(1,513,603)
Vinda International Holdings, Ltd. (Household Products)	(14,000)	(21,230)

		(8,608,493)

Italy (2.7%)
Ansaldo STS S.p.A. (Transportation Infrastructure)	(106,519)	(1,222,716)
Banca Carige S.p.A. (Banks) (a)	(4,911,614)	(411,153)
Banca Popolare Dell’emilia Romagna S.C. (Banks) (a)	(69,415)	(528,014)
Banca Profilo S.p.A. (Capital Markets)	(835,296)	(340,822)

	Shares	Value

Italy (continued)
Brunello Cucinelli S.p.A. (Textiles, Apparel & Luxury Goods)	(39,868)	$(806,364)
Cosmo Pharmaceuticals S.p.A. (Pharmaceuticals)	(1,304)	(205,463)
Credito Valtellinese S.C. (Banks) (a)	(694,251)	(717,316)
Gruppo Editoriale L’espresso S.p.A. (Media) (a)	(14,215)	(15,195)
Indesit Co. S.p.A. (Household Durables) (a)	(12,551)	(172,539)
Maire Tecnimont S.p.A. (Construction & Engineering) (a)	(150,876)	(321,041)
Piaggio & C. S.p.A. (Automobiles) (a)	(117,930)	(329,263)
Prada S.p.A. (Textiles, Apparel & Luxury Goods)	(151,600)	(931,477)
RCS Mediagroup S.p.A. (Media) (a)	(717,038)	(754,787)
Salvatore Ferragamo S.p.A. (Textiles, Apparel & Luxury Goods)	(31,046)	(732,976)
Tod’s S.p.A. (Textiles, Apparel & Luxury Goods)	(18,197)	(1,674,922)
Yoox S.p.A. (Internet & Catalog Retail) (a)	(92,854)	(1,713,983)

		(10,878,031)

Japan (7.8%)
3-D Matrix, Ltd. (Biotechnology) (a)	(24,400)	(565,224)
Acom Co., Ltd. (Consumer Finance) (a)	(197,200)	(639,046)
Adways, Inc. (Media) (a)	(3,500)	(38,825)
Aiful Corp. (Consumer Finance) (a)	(140,800)	(564,077)
Aplus Financial Co., Ltd. (Consumer Finance) (a)	(727,400)	(906,619)
Asahi Intecc Co., Ltd. (Health Care Equipment & Supplies)	(3,800)	(170,844)
Askul Corp. (Internet & Catalog Retail)	(3,500)	(71,137)
Broccoli Co., Ltd. (Media)	(51,000)	(642,920)
Cosmos Pharmaceutical Corp. (Food & Staples Retailing)	(6,700)	(949,005)
Cyberagent, Inc. (Media)	(23,400)	(885,377)
Digital Garage, Inc. (IT Services)	(17,000)	(218,847)
Euglena Co., Ltd. (Personal Products) (a)	(22,500)	(265,413)
FP Corp. (Containers & Packaging)	(2,100)	(59,733)
Fuji Kyuko Co., Ltd. (Hotels, Restaurants & Leisure)	(50,000)	(515,023)
Furukawa Co., Ltd. (Machinery)	(175,000)	(333,407)
Gulliver International Co., Ltd. (Specialty Retail)	(5,000)	(43,134)
Hokkaido Electric Power Co., Inc. (Electric Utilities) (a)	(18,200)	(149,878)
Ichigo Group Holdings Co., Ltd. (Capital Markets)	(446,000)	(1,195,157)
Iida Group Holdings Co., Ltd. (Household Durables)	(72,800)	(796,539)
Ikyu Corp. (Internet & Catalog Retail)	(13,800)	(182,321)
Japan Communications, Inc. (Wireless Telecommunication Services) (a)	(50,200)	(213,180)

22	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks Sold Short (continued)
Japan (continued)
Japan Drilling Co., Ltd. (Energy Equipment & Services)	(7,100)	$(287,603)
Japan Tissue Engineering Co., Ltd. (Biotechnology) (a)	(42,800)	(531,928)
JP-Holdings Inc. (Diversified Consumer Services)	(52,500)	(190,229)
Kakaku.com, Inc. (Internet Software & Services)	(59,900)	(792,978)
Kansai Paint Co., Ltd. (Chemicals)	(37,000)	(553,724)
Kumagai Gumi Co., Ltd. (Construction & Engineering) (a)	(174,000)	(619,631)
Kusuri No Aoki Co., Ltd. (Food & Staples Retailing)	(15,300)	(736,906)
Laox Co., Ltd. (Specialty Retail) (a)	(798,000)	(1,300,102)
Maeda Kosen Co., Ltd. (Building Products)	(59,100)	(704,517)
Matsuya Co., Ltd. (Multiline Retail)	(55,700)	(764,651)
McDonald’s Holdings Co. Japan, Ltd. (Hotels, Restaurants & Leisure)	(8,400)	(203,410)
Monotaro Co., Ltd. (Trading Companies & Distributors)	(46,800)	(1,204,946)
Nakayama Steel Works, Ltd. (Metals & Mining) (a)	(35,000)	(24,928)
NanoCarrier Co., Ltd. (Biotechnology) (a)	(24,300)	(245,542)
Next Co., Ltd. (Media)	(63,700)	(349,903)
Nippon Paint Holdings Co., Ltd. (Chemicals)	(37,000)	(812,633)
Nippon Parking Development Co., Ltd. (Commercial Services & Supplies)	(336,600)	(359,599)
Nippon Yakin Kogyo Co., Ltd. (Metals & Mining) (a)	(449,000)	(1,107,260)
Nitto Boseki Co., Ltd. (Building Products)	(2,000)	(6,926)
Obara Group, Inc. (Machinery)	(11,300)	(405,422)
Orient Corp. (Consumer Finance) (a)	(614,600)	(1,220,172)
OSAKA Titanium Technologies Co. (Metals & Mining)	(40,600)	(770,614)
Pigeon Corp. (Household Products)	(9,500)	(580,191)
Rakuten, Inc. (Internet & Catalog Retail)	(73,500)	(814,013)
ReproCELL, Inc. (Biotechnology) (a)	(64,200)	(426,952)
Sanix, Inc. (Commercial Services & Supplies) (a)	(68,600)	(315,136)
Seibu Holdings, Inc. (Industrial Conglomerates)	(16,600)	(315,079)
Seria Co., Ltd. (Multiline Retail)	(13,100)	(542,310)
Shibuya Kogyo Co., Ltd. (Machinery)	(29,200)	(703,192)
Shin Nippon Biomedical Laboratories, Ltd. (Life Sciences Tools & Services) (a)	(89,000)	(641,798)
SHO-BOND Holdings Co., Ltd. (Construction & Engineering)	(4,400)	(167,069)
Sparx Group Co., Ltd. (Capital Markets)	(383,600)	(734,244)
Stanley Electric Co., Ltd. (Auto Components)	(39,100)	(772,427)

	Shares	Value

Japan (continued)
Start Today Co., Ltd. (Internet & Catalog Retail)	(39,300)	$(832,359)
tella, Inc. (Life Sciences Tools & Services) (a)	(16,800)	(211,636)
United Arrows, Ltd. (Specialty Retail)	(27,700)	(1,020,948)
WirelessGate, Inc. (Wireless Telecommunication Services)	(12,400)	(461,447)
Yakult Honsha Co., Ltd. (Food Products)	(8,000)	(431,605)
Yomiuri Land Co., Ltd. (Hotels, Restaurants & Leisure)	(2,000)	(8,547)
Yumeshin Holdings Co., Ltd. (Professional Services)	(48,300)	(330,242)
Yushin Precision Equipment Co., Ltd. (Machinery)	(6,400)	(127,971)

		(32,036,496)

Mongolia (0.0%)‡
Mongolian Mining Corp. (Metals & Mining) (a)	(1,177,000)	(106,239)

Netherlands (0.0%)‡
Brunel International N.V. (Professional Services)	(2,081)	(46,706)
Corbion N.V. (Food Products)	(6,772)	(109,261)

		(155,967)

New Zealand (0.0%)‡
Fonterra Co-operative Group, Ltd. (Food Products)	(12,696)	(62,249)
Xero, Ltd. (Software) (a)	(900)	(11,120)

		(73,369)

Norway (1.4%)
Archer, Ltd. (Energy Equipment & Services) (a)	(380,513)	(366,694)
Det Norske Oljeselskap ASA (Oil, Gas & Consumable Fuels) (a)	(173,060)	(1,118,676)
ElectroMagnetic GeoServices ASA (Energy Equipment & Services) (a)	(118,065)	(63,015)
Hexagon Composites ASA (Machinery)	(78,720)	(327,954)
Hoegh LNG Holdings, Ltd. (Oil, Gas & Consumable Fuels) (a)	(3,542)	(45,687)
Norwegian Air Shuttle ASA (Airlines) (a)	(40,996)	(1,322,579)
Petroleum Geo-Services ASA (Energy Equipment & Services)	(51,409)	(254,951)
Schibsted ASA (Media)	(39,576)	(2,094,111)
Vard Holdings, Ltd. (Machinery) (a)	(235,000)	(125,302)

		(5,718,969)

Portugal (0.3%)
Banco BPI S.A. (Banks) (a)	(603,937)	(1,181,402)

Russia (0.0%)‡
Polyus Gold International, Ltd. (Metals & Mining) (a)	(66,102)	(197,740)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments October 31, 2014 (continued)

	Shares	Value

Common Stocks Sold Short (continued)
Singapore (0.6%)
Ezion Holdings, Ltd. (Energy Equipment & Services)	(394,000)	$(463,096)
Ezra Holdings, Ltd. (Energy Equipment & Services)	(728,000)	(461,836)
First Resources, Ltd. (Food Products)	(62,000)	(100,381)
Osim International, Ltd. (Specialty Retail)	(118,000)	(170,841)
Rex International Holding, Ltd. (Oil, Gas & Consumable Fuels) (a)	(494,000)	(186,495)
Super Group, Ltd. (Food Products)	(702,000)	(644,789)
United Envirotech, Ltd. (Commercial Services & Supplies)	(121,000)	(137,982)
Yoma Strategic Holdings, Ltd. (Real Estate Management & Development) (a)	(431,000)	(224,776)

		(2,390,196)

Spain (0.9%)
Atresmedia Corp. de Medios de Comunicacion S.A. (Media)	(27,201)	(398,476)
Carbures Europe S.A. (Construction & Engineering) (a)(b)	(105,089)	(613,028)
Ence Energia Y Celulosa S.A. (Paper & Forest Products)	(7,247)	(15,666)
Fomento de Construcciones y Contratas S.A. (Construction & Engineering) (a)	(88,443)	(1,623,694)
Liberbank S.A. (Banks) (a)	(374,423)	(319,061)
NH Hoteles S.A. (Hotels, Restaurants & Leisure) (a)	(133,513)	(609,015)

		(3,578,940)

Sweden (0.6%)
Active Biotech AB (Biotechnology) (a)	(24,099)	(72,779)
Arcam AB (Machinery) (a)	(32,914)	(762,213)
Axis Communications AB (Electronic Equipment, Instruments & Components)	(6,432)	(175,343)
CDON Group AB (Internet & Catalog Retail) (a)	(73,906)	(200,175)
Cloetta AB (Food Products) (a)	(84,509)	(244,915)
Fingerprint Cards AB (Electronic Equipment, Instruments & Components) (a)	(39,319)	(210,329)
Opus Group AB (Electronic Equipment, Instruments & Components)	(9,678)	(14,679)
Orexo AB (Pharmaceuticals) (a)	(12,410)	(218,481)
Ratos AB (Capital Markets)	(64,572)	(432,949)
SAS AB (Airlines) (a)	(86,386)	(132,782)

		(2,464,645)

Switzerland (0.6%)
Basilea Pharmaceutica Registered (Biotechnology) (a)	(2,842)	(258,162)
Bossard Holding A.G. Registered (Trading Companies & Distributors) (a)	(1,030)	(104,161)

	Shares	Value

Switzerland (continued)
Inficon Holding A.G. (Electronic Equipment, Instruments & Components) (a)	(192)	$(59,866)
Kuoni Reisen Holding A.G. Registered (Hotels, Restaurants & Leisure) (a)	(1,300)	(353,999)
Meyer Burger Technology A.G. (Machinery) (a)	(154,940)	(1,302,775)
Panalpina Welttransport Holding A.G. (Air Freight & Logistics)	(2,127)	(275,229)

		(2,354,192)

United Kingdom (4.6%)
Anite PLC (IT Services)	(12,937)	(18,057)
Asia Resource Minerals PLC (Oil, Gas & Consumable Fuels) (a)	(28,134)	(18,115)
Aveva Group PLC (Software)	(25,507)	(626,743)
Balfour Beatty PLC (Construction & Engineering)	(167,158)	(410,998)
Bovis Homes Group PLC (Household Durables)	(2,376)	(32,004)
Chemring Group PLC (Aerospace & Defense)	(82,855)	(323,074)
Crest Nicholson Holdings PLC (Household Durables)	(66,914)	(359,127)
Dairy Crest Group PLC (Food Products)	(11,098)	(73,943)
De La Rue PLC (Commercial Services & Supplies)	(18,428)	(154,029)
Devro PLC (Food Products)	(101,654)	(443,942)
Dialight PLC (Electrical Equipment)	(36,266)	(498,927)
Domino’s Pizza Group PLC (Hotels, Restaurants & Leisure)	(1,897)	(19,285)
Drax Group PLC (Independent Power & Renewable Electricity Producers)	(201,796)	(1,919,124)
Electrocomponents PLC (Electronic Equipment, Instruments & Components)	(27,510)	(100,690)
Essentra PLC (Chemicals)	(18,866)	(207,185)
Genel Energy PLC (Oil, Gas & Consumable Fuels) (a)	(28,269)	(317,684)
Genus PLC (Biotechnology)	(392)	(7,744)
Gulf Keystone Petroleum, Ltd. (Oil, Gas & Consumable Fuels) (a)	(1,535,178)	(1,639,263)
Howden Joinery Group PLC (Specialty Retail)	(57,187)	(313,143)
Imagination Technologies Group PLC (Semiconductors & Semiconductor Equipment) (a)	(507,688)	(1,545,113)
ITE Group PLC (Media)	(25,258)	(68,790)
Lonmin PLC (Metals & Mining) (a)	(270,188)	(754,656)
N Brown Group PLC (Internet & Catalog Retail)	(23,209)	(124,451)
Ocado Group PLC (Internet & Catalog Retail) (a)	(458,448)	(1,823,915)
Ophir Energy PLC (Oil, Gas & Consumable Fuels) (a)	(522,555)	(1,548,981)

24	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks Sold Short (continued)
United Kingdom (continued)
Oxford Instruments PLC (Electronic Equipment, Instruments & Components)	(38,667)	$(668,041)
Premier Foods PLC (Food Products) (a)	(1,350,230)	(712,788)
Redrow PLC (Household Durables)	(1,300)	(6,008)
Serco Group PLC (Commercial Services & Supplies)	(199,022)	(947,804)
Spectris PLC (Electronic Equipment, Instruments & Components)	(15,383)	(443,440)
Spirent Communications PLC (Communications Equipment)	(11,722)	(14,073)
SuperGroup PLC (Specialty Retail) (a)	(35,592)	(472,573)
Telecity Group PLC (Internet Software & Services)	(76,402)	(941,708)
Telecom Plus PLC (Multi-Utilities)	(16,171)	(365,267)
Thomas Cook Group PLC (Hotels, Restaurants & Leisure) (a)	(366,611)	(728,393)
Xaar PLC (Technology Hardware, Storage & Peripherals)	(35,188)	(156,487)

		(18,805,565)

Total Common Stocks Sold Short (Proceeds $155,046,172)		(130,303,199)

Convertible Preferred Stock Sold Short (0.1%)
Germany (0.1%)
Draegerwerk A.G. & Co. KGaA (Health Care Equipment & Supplies)	(3,509)	(341,451)

Total Convertible Preferred Stock Sold Short (Proceeds $317,749)		(341,451)

Rights Sold Short (0.0%)‡
Austria (0.0%)‡
Intercell A.G. (Biotechnology) (a)(b)(c)	(19,159)	(2)

Total Rights Sold Short (Proceeds $0)		(2)

Total Investments Sold Short (Proceeds $155,363,921)	(31.9)%	(130,644,652)

Total Investments, Net of Investments Sold Short (Cost $385,630,852)	100.2	410,197,335
Other Assets, Less Liabilities	(0.2)	(657,394)
Net Assets	100.0%	$409,539,941

	Contracts Short	Unrealized Appreciation (Depreciation) (f)
Futures Contracts 0.0%‡
Japanese Yen Currency December 2014 (g)	(36)	$127,724

Total Futures Contracts (Notional Amount $4,008,600)		$127,724

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of October 31, 2014, the total market value of these securities was $(1,402,635), which represented (0.3)% of the Fund’s net assets.

(c)	Illiquid security—As of October 31, 2014, the total market value of these securities was $(790,874), which represented (0.2)% of the Fund’s net assets.

(d)	Represents a security, or a portion thereof, which is maintained in a segregated account at the Fund’s custodian as collateral for securities Sold Short (See Note 2(J)).

(e)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(f)	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2014.

(g)	As of October 31, 2014, cash in the amount of $90,000 was on deposit with a broker for futures transactions.

(h)	As of October 31, 2014, cost was $543,650,963 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$26,332,869
Gross unrealized depreciation	(29,141,845)

Net unrealized depreciation	$(2,808,976)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments October 31, 2014 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2014, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks (b)	$533,414,858	$—	$1,053	$533,415,911
Exchange-Traded Fund	3,396,576	—	—	3,396,576
Preferred Stocks (c)	748,042	—	1,267	749,309
Short-Term Investment
Repurchase Agreement	—	3,280,191	—	3,280,191

Total Investments in Securities	537,559,476	3,280,191	2,320	540,841,987

Other Financial Instruments
Futures Contracts Short (d)	127,724	—	—	127,724

Total Investments in Securities and Other Financial Instruments	$537,687,200	$3,280,191	$2,320	$540,969,711

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities Sold Short (a)
Common Stocks Sold Short (e)	$(128,898,246)	$—	$(1,404,953)	$(130,303,199)
Convertible Preferred Stock Sold Short	(341,451)	—	—	(341,451)
Rights Sold Short (f)	—	—	(2)	(2)

Total Investments in Securities Sold Short	$(129,239,697)	$—	$(1,404,955)	$(130,644,652)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $9 and $1,044 are held in Australia and Hong Kong, respectively, within the Common Stocks section of the Portfolio of Investments.

(c)	The Level 3 security valued at $1,267 is held in United Kingdom within the Preferred Stocks section of the Portfolio of Investments.

(d)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

(e)	The Level 3 securities valued at $(3,910), $(788,015) and $(613,028) are held in Australia, China and Spain, respectively, within the Common Stocks Sold Short section of the Portfolio of Investments.

(f)	The Level 3 security valued at $(2) is held in Austria within the Rights Sold Short section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

During the year ended October 31, 2014, certain foreign equity securities with a market value of $(442,122) were transferred from Level 1 to Level 3 as these securities were fair valued when compared to prior year prices which were based on quoted prices. (See Note 2)

26	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2013	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2014	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at October 31, 2014 (a)
Common Stocks
Australia	$10	$—	$—	$(1)	$—	$—	$—	$—	$9	$(1)
China	543,957	—	(268,765)	33,427	71,219	(379,838)	—	—	—	—
Hong Kong	4,132	—	—	(3,088)	—	—	—	—	1,044	(3,088)
Preferred Stocks
United Kingdom	—	—	—	(4)	1,271	—	—	—	1,267	(4)
Common Stocks Sold Short
Australia	(4,197)	—	—	5,245	—	(4,958)	—	—	(3,910)	5,245
China	(18,635)	—	31,436	21,124	452,428	(832,246)	(442,122)	—	(788,015)	21,124
Spain	—	—	—	168,585	—	(781,613)	—	—	(613,028)	168,585
Rights Sold Short
Austria	(3)	—	—	1	—	—	—	—	(2)	1

Total	$525,264	$—	$(237,329)	$225,289	$524,918	$(1,998,655)	$(442,122)	$—	$(1,402,635)	$191,862

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Portfolio of Investments October 31, 2014 (continued)

The table below sets forth the diversification of MainStay International Opportunities Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Aerospace & Defense	$2,353,035	0.6%
Air Freight & Logistics	1,130,859	0.3
Airlines	10,002,347	2.4
Auto Components	10,080,796	2.5
Automobiles	19,227,775	4.7
Banks	54,683,721	13.4
Beverages	7,776,135	1.9
Biotechnology	5,048,439	1.2
Building Products	1,009,158	0.3
Capital Markets	19,463,235	4.8
Chemicals	11,966,662	2.9
Commercial Services & Supplies	4,940,803	1.2
Communications Equipment	7,924,835	1.9
Construction & Engineering	16,126,030	3.9
Construction Materials	4,713,671	1.2
Consumer Finance	1,263,057	0.3
Distributors	1,221,714	0.3
Diversified Financial Services	7,340,314	1.8
Diversified Telecommunication Services	21,156,974	5.2
Electric Utilities	8,576,493	2.1
Electrical Equipment	4,707,401	1.2
Electronic Equipment, Instruments & Components	4,998,251	1.2
Energy Equipment & Services	1,198,612	0.3
Food & Staples Retailing	9,462,958	2.3
Food Products	15,940,973	3.9
Gas Utilities	177,345	0.0	‡
Health Care Equipment & Supplies	496,169	0.1
Health Care Providers & Services	1,568,844	0.4
Health Care Technology	21,293	0.0	‡
Hotels, Restaurants & Leisure	8,967,552	2.2
Household Durables	11,422,580	2.8
Household Products	57,518	0.0	‡
Independent Power & Renewable Electricity Producers	1,063,835	0.3
Industrial Conglomerates	8,289,833	2.0
Insurance	23,983,430	5.9
Internet & Catalog Retail	2,170,616	0.5
Internet Software & Services	2,609,047	0.6
IT Services	3,610,721	0.9
Leisure Products	622,889	0.2
Life Sciences Tools & Services	1,593,866	0.4
Machinery	16,824,448	4.1
Marine	5,794,842	1.4
Media	7,887,267	1.9
Metals & Mining	27,978,758	6.8
Multi-Utilities	810,696	0.2
Multiline Retail	3,446,041	0.8
Oil, Gas & Consumable Fuels	38,109,825	9.3

	Value	Percent †
Paper & Forest Products	$1,309,561	0.3%
Personal Products	845,770	0.2
Pharmaceuticals	46,910,675	11.5
Professional Services	59,004	0.0 ‡
Real Estate Investment Trusts	3,044,624	0.7
Real Estate Management & Development	3,758,137	0.9
Road & Rail	3,431,409	0.8
Semiconductors & Semiconductor Equipment	7,321,432	1.8
Software	2,261,889	0.6
Specialty Retail	10,720,124	2.6
Technology Hardware, Storage & Peripherals	8,541,541	2.1
Textiles, Apparel & Luxury Goods	6,075,158	1.5
Thrifts & Mortgage Finance	3,102,900	0.8
Tobacco	9,777,025	2.4
Trading Companies & Distributors	4,249,913	1.0
Transportation Infrastructure	890,726	0.2
Water Utilities	855,865	0.2
Wireless Telecommunication Services	7,864,571	1.9

	540,841,987	132.1
Other Assets, Less Liabilities*	(131,302,046)	(32.1)

Net Assets	$409,539,941	100.0%

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

*	Includes investments sold short (details on following page).

28	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of MainStay International Opportunities Fund investments sold short by industry.

	Value	Percent †
Aerospace & Defense	$(323,074)	(0.1)%
Air Freight & Logistics	(275,229)	(0.1)
Airlines	(2,204,572)	(0.5)
Auto Components	(1,420,805)	(0.4)
Automobiles	(564,236)	(0.1)
Banks	(3,156,946)	(0.8)
Biotechnology	(3,384,831)	(0.8)
Building Products	(711,443)	(0.2)
Capital Markets	(2,859,825)	(0.7)
Chemicals	(2,522,826)	(0.6)
Commercial Services & Supplies	(3,779,853)	(0.9)
Communications Equipment	(213,077)	(0.1)
Construction & Engineering	(4,993,152)	(1.2)
Construction Materials	(380,276)	(0.1)
Consumer Finance	(3,353,434)	(0.8)
Containers & Packaging	(207,774)	(0.1)
Distributors	(650,195)	(0.2)
Diversified Consumer Services	(190,229)	(0.1)
Diversified Financial Services	(66,607)	(0.0)‡
Diversified Telecommunication Services	(264,307)	(0.1)
Electric Utilities	(149,878)	(0.0)‡
Electrical Equipment	(1,771,473)	(0.4)
Electronic Equipment, Instruments & Components	(4,529,178)	(1.1)
Energy Equipment & Services	(4,242,270)	(1.0)
Food & Staples Retailing	(1,768,973)	(0.4)
Food Products	(4,547,220)	(1.1)
Health Care Equipment & Supplies	(867,239)	(0.2)
Hotels, Restaurants & Leisure	(4,465,297)	(1.1)
Household Durables	(1,816,808)	(0.4)
Household Products	(761,727)	(0.2)
Independent Power & Renewable Electricity Producers	(2,622,278)	(0.6)
Industrial Conglomerates	(315,079)	(0.1)
Internet & Catalog Retail	(5,762,354)	(1.4)
Internet Software & Services	(2,143,876)	(0.5)
IT Services	(2,187,577)	(0.5)
Leisure Products	(1,215,202)	(0.3)
Life Sciences Tools & Services	(1,858,451)	(0.5)
Machinery	(6,951,817)	(1.7)
Marine	(1,772,179)	(0.4)
Media	(6,632,341)	(1.6)
Metals & Mining	(7,528,324)	(1.8)
Multi-Utilities	(365,267)	(0.1)
Multiline Retail	(1,373,405)	(0.3)
Oil, Gas & Consumable Fuels	(8,986,589)	(2.2)
Paper & Forest Products	(15,666)	(0.0)‡
Personal Products	(265,413)	(0.1)
Pharmaceuticals	(1,976,661)	(0.5)
Professional Services	(376,948)	(0.1)
Real Estate Management & Development	(529,644)	(0.1)

	Value	Percent †
Semiconductors & Semiconductor Equipment	$(3,682,762)	(0.9)%
Software	(835,822)	(0.2)
Specialty Retail	(5,525,363)	(1.4)
Technology Hardware, Storage & Peripherals	(156,487)	(0.0)‡
Textiles, Apparel & Luxury Goods	(7,170,200)	(1.8)
Trading Companies & Distributors	(1,543,411)	(0.4)
Transportation Infrastructure	(1,222,716)	(0.3)
Wireless Telecommunication Services	(1,186,066)	(0.3)

	$(130,644,652)	(31.9)%

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Statement of Assets and Liabilities as of October 31, 2014

Assets
Investment in securities before investments sold short, at value (identified cost $540,994,773)	$540,841,987
Cash denominated in foreign currencies (identified cost $696,223)	691,759
Cash collateral on deposit at broker	90,000
Receivables:
Investment securities sold	52,885,576
Dividends	1,436,579
Fund shares sold	553,394
Variation margin on futures contracts	108,450
Other assets	31,202

Total assets	596,638,947

Liabilities
Investments sold short (proceeds $155,363,921)	130,644,652
Payables:
Investment securities purchased	55,341,827
Broker fees and charges on short sales	367,738
Manager (See Note 3)	366,567
Fund shares redeemed	206,620
Dividends on investments sold short	76,229
Custodian	30,885
Transfer agent (See Note 3)	17,478
Foreign capital gains tax (See Note 2(C))	11,654
NYLIFE Distributors (See Note 3)	10,516
Professional fees	10,469
Shareholder communication	8,613
Trustees	833
Accrued expenses	4,925

Total liabilities	187,099,006

Net assets	$409,539,941

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$46,100
Additional paid-in capital	369,064,556

369,110,656
Undistributed net investment income	6,863,694
Accumulated net realized gain (loss) on investments, investments sold short, futures transactions and foreign currency transactions (a)	8,933,713
Net unrealized appreciation (depreciation) on investments and futures contracts (b)	(36,716)
Net unrealized appreciation (depreciation) on investments sold short	24,719,269
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(50,675)

Net assets	$409,539,941

Class A
Net assets applicable to outstanding shares	$23,074,061

Shares of beneficial interest outstanding	2,612,035

Net asset value per share outstanding	$8.83
Maximum sales charge (5.50% of offering price)	0.51

Maximum offering price per share outstanding	$9.34

Investor Class
Net assets applicable to outstanding shares	$947,197

Shares of beneficial interest outstanding	107,581

Net asset value per share outstanding	$8.80
Maximum sales charge (5.50% of offering price)	0.51

Maximum offering price per share outstanding	$9.31

Class C
Net assets applicable to outstanding shares	$6,974,966

Shares of beneficial interest outstanding	814,169

Net asset value and offering price per share outstanding	$8.57

Class I
Net assets applicable to outstanding shares	$378,543,717

Shares of beneficial interest outstanding	42,566,503

Net asset value and offering price per share outstanding	$8.89

(a)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $150,603.

(b)	Unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $11,654.

30	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2014

Investment Income (Loss)
Income
Dividends (a)	$15,195,143

Expenses
Broker fees and charges on short sales	3,820,253
Manager (See Note 3)	3,700,773
Dividends on investments sold short	1,322,950
Custodian	322,520
Distribution/Service—Class A (See Note 3)	53,114
Distribution/Service—Investor Class (See Note 3)	1,701
Distribution/Service—Class C (See Note 3)	48,726
Transfer agent (See Note 3)	83,907
Registration	70,305
Professional fees	69,786
Shareholder communication	22,829
Trustees	5,671
Miscellaneous	23,579

Total expenses	9,546,114

Net investment income (loss)	5,649,029

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (b)	24,247,989
Investments sold short	1,143,722
Futures transactions	69,933
Foreign currency transactions	(254,238)

Net realized gain (loss) on investments, investments sold short, futures transactions and foreign currency transactions	25,207,406

Net change in unrealized appreciation (depreciation) on:
Investments (c)	(50,886,451)
Investments sold short	19,828,870
Futures contracts	127,724
Translation of other assets and liabilities in foreign currencies	(60,192)

Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts and foreign currency transactions	(30,990,049)

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions and foreign currency transactions	(5,782,643)

Net increase (decrease) in net assets resulting from operations	$(133,614)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,394,338.

(b)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $150,603.

(c)	Unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $11,654.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Statements of Changes in Net Assets

for the years ended October 31, 2014 and October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$5,649,029	$3,616,230
Net realized gain (loss) on investments, investments sold short, futures transactions and foreign currency transactions	25,207,406	21,909,233
Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts and foreign currency transactions	(30,990,049)	36,560,444

Net increase (decrease) in net assets resulting from operations	(133,614)	62,085,907

Dividends to shareholders:
From net investment income:
Class A	(441,813)	(10,611)
Investor Class	(16,446)	(4,294)
Class C	(70,809)	(1,866)
Class I	(6,783,601)	(3,488,247)

Total dividends to shareholders	(7,312,669)	(3,505,018)

Capital share transactions:
Net proceeds from sale of shares	265,027,887	84,131,935
Net asset value of shares issued to shareholders in reinvestment of dividends	7,183,488	3,503,968
Cost of shares redeemed	(118,174,876)	(55,462,562)

Increase (decrease) in net assets derived from capital share transactions	154,036,499	32,173,341

Net increase (decrease) in net assets	146,590,216	90,754,230

Net Assets
Beginning of year	262,949,725	172,195,495

End of year	$409,539,941	$262,949,725

Undistributed net investment income at end of year	$6,863,694	$5,713,575

32	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Cash Flows

for the year ended October 31, 2014

Cash flows from operating activities:
Net decrease in net assets resulting from operations	$(133,614)
Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Investments purchased	(821,206,341)
Investments sold	602,827,568
Purchases to cover securities sold short	(197,141,629)
Securities sold short	264,543,087
Purchase of short term investments, net	(2,663,404)
Decrease in investment securities sold receivable	7,584,598
Increase in dividends and interest receivable	(281,920)
Increase in cash collateral on deposit at broker	(89,868)
Increase in other assets	(12,052)
Decrease in investment securities purchased payable	(6,677,547)
Increase in broker fees and charges payable on short sales	156,430
Increase in dividends and interest payable for securities sold short	31,443
Decrease in professional fees payable	(6,167)
Decrease in custodian payable	(7,080)
Increase in shareholder communication payable	2,727
Increase in due to Trustees	309
Increase in due to manager	130,994
Increase in due to transfer agent	14,085
Increase in due to NYLIFE Distributors	7,383
Increase in foreign capital gains tax payable	441
Decrease in variation margin on futures contracts	(108,450)
Increase in accrued expenses	1,443
Net change in unrealized (appreciation) depreciation on investments	50,886,010
Net realized (gain) loss from investments	(24,398,592)
Net change in unrealized (appreciation) depreciation on securities sold short	(19,828,870)
Net realized (gain) loss from securities sold short	(1,143,722)

Net cash used in operating activities	(147,512,738)

Cash flows from financing activities:
Proceeds from shares sold	265,200,671
Payment on shares redeemed	(117,977,068)
Cash distributions paid	(129,181)

Net cash from financing activities	147,094,422

Net decrease in cash:	(418,316)
Cash at beginning of year	1,110,075

Cash at end of year	$691,759

Non-cash financing activities not included herein consist of all reinvestment of dividends and distributions of $7,183,488.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2014	2013	2012	2011	2010
Net asset value at beginning of year	$8.94	$6.79	$6.36	$6.77	$6.31

Net investment income (loss) (a)	0.14	0.11	0.10	0.12	0.05
Net realized and unrealized gain (loss) on investments	0.03	2.18	0.48	(0.38)	0.55
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.01)	(0.00)‡	(0.01)	—

Total from investment operations	0.17	2.28	0.58	(0.27)	0.60

Less dividends:
From net investment income	(0.28)	(0.13)	(0.15)	(0.14)	(0.14)

Net asset value at end of year	$8.83	$8.94	$6.79	$6.36	$6.77

Total investment return (b)	2.06%	34.12%	9.37%	(4.08%)	9.49%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.58%	1.33%	1.64%	1.77%	0.88%
Net expenses (excluding short sale expenses)	1.52%	1.56%	1.58%	1.60%	1.60%
Expenses (including short sales expenses, before waiver/reimbursement)	3.06%	2.84%	3.19%	2.91%	2.87%
Short sale expenses	1.54%	1.28%	1.61%	1.28%	1.15%
Portfolio turnover rate	136%	157%	162%	157%	160%
Net assets at end of year (in 000’s)	$23,074	$10,491	$394	$110	$75

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Investor Class	2014	2013	2012	2011	2010
Net asset value at beginning of year	$8.92	$6.78	$6.35	$6.77	$6.31

Net investment income (loss) (a)	0.12	0.12	0.09	0.10	0.07
Net realized and unrealized gain (loss) on investments	0.04	2.15	0.48	(0.37)	0.52
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.01)	(0.00)‡	(0.01)	—

Total from investment operations	0.16	2.26	0.57	(0.28)	0.59

Less dividends:
From net investment income	(0.28)	(0.12)	(0.14)	(0.14)	(0.13)

Net asset value at end of year	$8.80	$8.92	$6.78	$6.35	$6.77

Total investment return (b)	1.93%	33.89%	9.26%	(4.32%)	9.57%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.32%	1.53%	1.43%	1.52%	1.06%
Net expenses (excluding short sale expenses)	1.67%	1.70%	1.70%	1.70%	1.70%
Expenses (including short sales expenses, before waiver/reimbursement)	3.19%	3.09%	3.37%	3.09%	3.06%
Short sale expenses	1.52%	1.30%	1.59%	1.27%	1.18%
Portfolio turnover rate	136%	157%	162%	157%	160%
Net assets at end of year (in 000’s)	$947	$496	$238	$226	$186

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

34	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class C	2014	2013	2012	2011	2010
Net asset value at beginning of year	$8.73	$6.64	$6.22	$6.64	$6.20

Net investment income (loss) (a)	0.06	0.04	0.04	0.06	0.02
Net realized and unrealized gain (loss) on investments	0.04	2.14	0.47	(0.38)	0.52
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.01)	(0.00)‡	(0.01)	—

Total from investment operations	0.10	2.17	0.51	(0.33)	0.54

Less dividends:
From net investment income	(0.26)	(0.08)	(0.09)	(0.09)	(0.10)

Net asset value at end of year	$8.57	$8.73	$6.64	$6.22	$6.64

Total investment return (b)	1.11%	32.97%	8.41%	(5.06%)	8.84%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.66%	0.50%	0.71%	0.88%	0.33%
Net expenses (excluding short sale expenses)	2.42%	2.45%	2.45%	2.45%	2.45%
Expenses (including short sales expenses, before waiver/reimbursement)	3.97%	3.85%	4.14%	3.85%	3.81%
Short sale expenses	1.55%	1.31%	1.60%	1.28%	1.19%
Portfolio turnover rate	136%	157%	162%	157%	160%
Net assets at end of year (in 000’s)	$6,975	$1,503	$159	$121	$100

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Class I	2014	2013	2012	2011	2010
Net asset value at beginning of year	$8.98	$6.82	$6.38	$6.80	$6.34

Net investment income (loss) (a)	0.15	0.14	0.11	0.13	0.09
Net realized and unrealized gain (loss) on investments	0.05	2.17	0.50	(0.38)	0.52
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.01)	(0.00)‡	(0.01)	—

Total from investment operations	0.20	2.30	0.61	(0.26)	0.61

Less dividends:
From net investment income	(0.29)	(0.14)	(0.17)	(0.16)	(0.15)

Net asset value at end of year	$8.89	$8.98	$6.82	$6.38	$6.80

Total investment return (b)	2.25%	34.51%	9.46%	(3.87%)	9.83%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.70%	1.78%	1.70%	1.92%	1.37%
Net expenses (excluding short sale expenses)	1.27%	1.30%	1.34%	1.35%	1.35%
Expenses (including short sales expenses, before waiver/reimbursement)	2.80%	2.60%	2.93%	2.65%	2.65%
Short sale expenses	1.53%	1.30%	1.59%	1.27%	1.18%
Portfolio turnover rate	136%	157%	162%	157%	160%
Net assets at end of year (in 000’s)	$378,544	$250,459	$171,404	$142,717	$126,402

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	35

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). At a meeting of the Board of Trustees (“Board”) of the Trust on December 10-12, 2012, the Board approved a change to the name of the 130/30 International Fund, and modifications to its principal investment strategies. Accordingly, effective February 28, 2013, the 130/30 International Fund’s name changed to MainStay International Opportunities Fund (The “Fund”). The Fund is the successor of a series of Eclipse Funds Inc., the MainStay 130/30 International Fund (“Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on February 26, 2010. All information regarding and references to periods prior to February 26, 2010 relate to the Predecessor Fund. These financial statements and notes relate to the Fund, a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers four classes of shares. Class A, Class C and Class I shares commenced operations on September 28, 2007. Investor Class shares commenced operations on February 28, 2008.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services–Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally

4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the full Board for its review and ratification, if appropriate, at its next regularly scheduled meeting immediately after such action.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with

36	MainStay International Opportunities Fund

investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The aggregate value by input level, as of October 31, 2014, for the Fund’s assets or liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Broker Dealer Quotes	• Reported Trades
• Two-sided markets	• Issuer Spreads
• Bids/Offers	• Benchmark securities
• Industry and economic events	• Reference Data (corporate actions or material event notices)
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent valuation uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. For the year ended October 31, 2014, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31,

2014, the Fund held securities with a value of $(1,402,635) that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time that foreign markets close and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds an established threshold. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of October 31, 2014, no foreign equity securities were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established

37

Notes to Financial Statements (continued)

secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measure the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which they invest. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the year ended October 31, 2014, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation

(depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine if the value, including accrued

38	MainStay International Opportunities Fund

interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to equity price risk in the normal course of investing in these transactions. The Fund may enter into futures contracts to manage currency exposure. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(J)  Securities Sold Short.  The Fund typically engages in short sales as part of its investment strategies. When the Fund enters into a short sale, it must segregate the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, short positions held are reflected as liabilities and are marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations.

(K)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(L)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. The Fund may enter into rights and warrants when securities are acquired through a corporate action. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of October 31, 2014, the Fund did not hold any warrants.

(M)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or

39

Notes to Financial Statements (continued)

irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute securities lending at any time without notice when deemed appropriate. The Fund did not have any portfolio securities on loan as of October 31, 2014. New York Life Investments and the Fund expect to resume lending portfolio securities in 2015 under the terms of the agreement between the Fund and State Street.

(N)  Statement of Cash Flows.  The cash amount shown in the Statement of Cash Flows is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any Short-Term Investments or deposit at brokers for securities sold short or restricted cash. Cash may include domestic and foreign currency.

(O)  Concentration of Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(P)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(Q)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts to manage currency exposure. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of October 31, 2014:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$127,724	$127,724

Total Fair Value		$127,724	$127,724

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2014:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$69,933	$69,933

Total Realized Gain (Loss)		$69,933	$69,933

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$127,724	$127,724

Total Change in Unrealized Appreciation (Depreciation)		$127,724	$127,724

Number of Contracts, Notional Amounts or Shares/Units

	Foreign Exchange Contracts Risk	Total
Futures Contracts Short (Average number of contracts)	(42)	(42)

40	MainStay International Opportunities Fund

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cornerstone Holdings, New York Life Investments pays for the Subadvisor’s services.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 1.10% of the average daily net assets of the Fund.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses do not exceed the percentages of average daily net assets for Class A shares of 1.60%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until February 28, 2015 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses do not exceed the following percentages: 1.70% for Investor Class and 2.45% for Class C, respectively. These voluntary waivers or reimbursements may be discontinued at any time without notice. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the year ended October 31, 2014, New York Life Investments earned fees from the Fund in the amount of $3,700,773.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A and Investor Class shares were $23,388 and $2,448, respectively, for the year ended October 31, 2014. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $16 and $2,590, respectively, for the year ended October 31, 2014.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2014, were as follows:

Class A	$4,755
Investor Class	1,144
Class C	8,288
Class I	69,720

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

41

Notes to Financial Statements (continued)

Note 4–Federal Income Tax

As of October 31, 2014, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$7,874,265	$11,669,707	$(103,893)	$20,989,206	$40,429,285

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and Passive Foreign Investment Company (PFIC) adjustments. The other temporary differences are primarily due to foreign taxes payable.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2014 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$2,813,759	$(2,813,759)	$—

The reclassifications for the Fund are primarily due to short sale adjustments, foreign currency gain (loss) and PFIC adjustments.

The Fund utilized $12,445,285 of capital loss carryforwards during the year ended October 31, 2014.

The tax character of distributions paid during the years ended October 31, 2014 and October 31, 2013 shown in the Statements of Changes in Net Assets was as follows:

	2014	2013
Distributions paid from:
Ordinary Income	$7,312,669	$3,505,018

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 5, 2014, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum amount of $700,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 4, 2015, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 5, 2014, the aggregate commitment amount was $300,000,000 with an optional maximum amount of $400,000,000. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the year ended October 31, 2014.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2014, purchases and sales of securities, other than short-term securities, were $819,643 and $602,226, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2014:
Shares sold	3,050,609	$27,576,031
Shares issued to shareholders in reinvestment of dividends and distributions	48,537	426,641
Shares redeemed	(1,657,603)	(15,003,501)

Net increase (decrease) in shares outstanding before conversion	1,441,543	12,999,171
Shares converted into Class A (See Note 1)	1,517	13,331
Shares converted from Class A (See Note 1)	(4,238)	(37,891)

Net increase (decrease)	1,438,822	$12,974,611

Year ended October 31, 2013:
Shares sold	1,157,382	$9,646,418
Shares issued to shareholders in reinvestment of dividends and distributions	1,452	10,117
Shares redeemed	(47,463)	(390,086)

Net increase (decrease) in shares outstanding before conversion	1,111,371	9,266,449
Shares converted into Class A (See Note 1)	5,465	44,717
Shares converted from Class A (See Note 1)	(1,677)	(13,930)

Net increase (decrease)	1,115,159	$9,297,236

42	MainStay International Opportunities Fund

Investor Class	Shares	Amount
Year ended October 31, 2014:
Shares sold	63,678	$569,826
Shares issued to shareholders in reinvestment of dividends and distributions	1,807	15,848
Shares redeemed	(16,299)	(146,796)

Net increase (decrease) in shares outstanding before conversion	49,186	438,878
Shares converted into Investor Class (See Note 1)	4,252	37,891
Shares converted from Investor Class (See Note 1)	(1,520)	(13,331)

Net increase (decrease)	51,918	$463,438

Year ended October 31, 2013:
Shares sold	31,385	$248,407
Shares issued to shareholders in reinvestment of dividends and distributions	617	4,294
Shares redeemed	(7,731)	(58,011)

Net increase (decrease) in shares outstanding before conversion	24,271	194,690
Shares converted into Investor Class (See Note 1)	1,680	13,930
Shares converted from Investor Class (See Note 1)	(5,478)	(44,717)

Net increase (decrease)	20,473	$163,903

Class C	Shares	Amount
Year ended October 31, 2014:
Shares sold	726,376	$6,390,908
Shares issued to shareholders in reinvestment of dividends and distributions	4,424	38,000
Shares redeemed	(88,867)	(782,838)

Net increase (decrease)	641,933	$5,646,070

Year ended October 31, 2013:
Shares sold	150,972	$1,223,730
Shares issued to shareholders in reinvestment of dividends and distributions	254	1,743
Shares redeemed	(2,915)	(21,479)

Net increase (decrease)	148,311	$1,203,994

Class I	Shares	Amount
Year ended October 31, 2014:
Shares sold	25,198,364	$230,491,122
Shares issued to shareholders in reinvestment of dividends and distributions	759,117	6,702,999
Shares redeemed	(11,274,356)	(102,241,741)

Net increase (decrease)	14,683,125	$134,952,380

Year ended October 31, 2013:
Shares sold	9,267,349	$73,013,380
Shares issued to shareholders in reinvestment of dividends and distributions	499,687	3,487,814
Shares redeemed	(7,033,917)	(54,992,986)

Net increase (decrease)	2,733,119	$21,508,208

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2014, events and transactions subsequent to October 31, 2014, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

43

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay International Opportunities Fund, (the “Fund”), one of the Funds constituting MainStay Funds Trust, as of October 31, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay International Opportunities Fund of MainStay Funds Trust as of October 31, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2014

44	MainStay International Opportunities Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2014, the Fund designated approximately $8,753,431 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

In accordance with federal tax law, the Fund elected to provide each shareholder with their portion of the Fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund made the following designations regarding its fiscal year ended October 31, 2014:

•	the total amount of taxes credited to foreign countries was $1,440,762.

•	the total amount of income sourced from foreign countries was $16,493,510.

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2014 calendar year with form 1099-DIV, which will be mailed during February 2015.

In February 2015, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2014. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2014.

Proxy Voting Policies and Procedures

and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Funds’ securities is available without charge, upon request, (i) by visiting the MainStay Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

45

Board of Trustees and Officers (Unaudited)

The Board of Trustees oversees the actions of the MainStay Group of Funds (which is comprised of Funds that are series of the MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay DefinedTerm Municipal Opportunities Fund) (collectively the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s), and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal.

Under the Retirement Policy, a Board Member must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board Members. Information pertaining to the Board Members and officers is set forth below. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Board Members are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Board Members	John Y. Kim* 9/24/60	Indefinite; The MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008.***	Vice Chairman (since January 2014) and Chief Investment Officer (since 2011), New York Life Insurance Company; President, Investments Group—New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management Holdings LLC (since 2008); Chairman of the Board of Managers (since 2008) and Chief Executive Officer (2008 to 2013), New York Life Investment Management LLC; Member of the Board, MCF Capital Management LLC (since 2012), Private Advisors LLC (since 2010); MacKay Shields LLC and Madison Capital Funding LLC (since 2008); and Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012)	82

MainStay VP Funds Trust:
Trustee since 2008 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

46	MainStay International Opportunities Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	82

MainStay VP Funds Trust:

Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; The MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82

MainStay VP Funds Trust:

Chairman since 2013 and Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011;

Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	82

MainStay VP Funds Trust:

Trustee since 2006 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; The MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82

MainStay VP Funds Trust:

Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

47

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40	Indefinite; The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (since 2008); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, University of California—San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011)	82

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 1994 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

	John A. Weisser 10/22/41	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	82

MainStay VP Funds Trust:

Trustee since 1997 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

48	MainStay International Opportunities Fund

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since January 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Senior Managing Director (since 2012) and Chairman of the Board (since 2008), NYLIM Service Company LLC; Senior Managing Director (since 2005) and Co-President (since January 2014), New York Life Investment Management LLC; President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012))
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, The MainStay Funds and MainStay Funds Trust (since 2014)	Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Assistant Secretary, MainStay VP Funds Trust (2010 to 2014)**, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014); Associate, Dechert LLP (2006 to 2010)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**; Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Insurance Company, New York Life Investment Management LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

49

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Alternative

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2014 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1631822 MS360-14	MSIR11-12/14 (NYLIM) NL236

MainStay Balanced Fund

Message from the President and Annual Report

October 31, 2014

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Message from the President

U.S. stocks saw relatively strong results for the 12 months ended October 31, 2014, with several leading U.S. stock indices recording double-digit returns. Despite geopolitical unrest and global economic uncertainty, domestic stocks benefited from accommodative central bank policies, increased merger and acquisition activity and solid corporate earnings.

In the United States, growth stocks outpaced value stocks at all capitalization levels except the very smallest, according to Russell data. Among stocks that Russell deemed defensive, however, the trend reversed, with value tending to outperform growth.

On the whole, international stocks provided disappointing performance during the 12-month reporting period, with returns for leading international stock indices ranging from nearly flat to negative. Increasing investor uncertainty about Europe, China and Japan contributed to the weakness, as did continuing tensions between Russia and Ukraine.

In Europe, slowing growth in gross domestic product (GDP) fueled deflation concerns, and remarks by the European Central Bank were not able to restore market confidence. The slowing pace of growth in China affected many countries, especially export-oriented emerging markets. Japan’s economy struggled after a consumer tax hike in April 2014 led to questions about the viability of the nation’s economic reforms.

For the most part, bond markets provided positive returns, with strong results from convertible bonds and emerging-market bonds overall. The Federal Open Market Committee kept the federal funds target rate in a range near zero throughout the reporting period. This accommodative stance benefited high-yield bonds and leveraged loans as investors searched for yield. The demand for municipal bonds remained consistently strong throughout the reporting period and municipal bond returns were strengthened as supply declined year-over-year.

If there’s anything certain about the stock and bond markets, it’s that there will always be unpredictable elements. This poses a difficult—but not insurmountable—challenge for investors. At MainStay Funds, our portfolio managers seek to prepare for the unknown by employing time-tested strategies and investment techniques as they pursue well-defined investment objectives outlined in the prospectus. Drawing on their own extensive investment experience, they pursue an appropriate balance of risk and reward for their respective Funds, no matter where the markets may move.

The report that follows shows how this approach affected your MainStay Fund during the 12 months ended October 31, 2014. We encourage you to read the report carefully and use it as you evaluate the progress of your investment portfolio. With increasing knowledge, ongoing portfolio adjustments and wise decisions along the way, you may be better able to pursue your long-range financial goals.

We thank you for choosing MainStay Funds, and we are pleased to have earned your trust. We know that with trust comes responsibility; and we will seek to honor that responsibility for as long as you invest with us.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2014

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	4.97 11.08%	11.10 12.36%	6.37 6.97%	1.18 1.18%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	4.75 10.85	10.89 12.16	6.24 6.84	1.36 1.36
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	5.06 10.06	11.06 11.32	6.05 6.05	2.12 2.12
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9.03 10.03	11.32 11.32	6.04 6.04	2.11 2.11
Class I Shares	No Sales Charge		11.37	12.65	7.32	0.93
Class R1 Shares	No Sales Charge		11.24	12.53	7.20	1.03
Class R2 Shares	No Sales Charge		10.97	12.25	6.93	1.28
Class R3 Shares[4]	No Sales Charge		10.67	11.97	6.67	1.52

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class R3 shares, first offered on April 28, 2006, include the historical performance of Class I shares through April 27, 2006, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
Russell Midcap® Value Index[5]	16.18%	19.19%	10.29%
Balanced Composite Index[6]	10.60	13.01	8.19
Bank of America Merrill Lynch 1-10 Year U.S. Corporate & Government Index[7]	2.44	3.58	4.08
Average Lipper Mixed-Asset Target Allocation Growth Fund[8]	8.81	10.78	6.47

5.

The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Value Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Balanced Composite Index consists of the Russell Midcap® Value Index and the Bank of America Merrill Lynch 1-10 Year U.S. Corporate & Government Index weighted 60%/40%, respectively. The Balanced Composite Index is the Fund’s secondary benchmark. Total returns assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

7.	The Bank of America Merrill Lynch 1-10 Year U.S. Corporate & Government Index is a market capitalization-weighted index including U.S. government and fixed coupon domestic investment grade corporate bonds. The Fund has selected the Bank of America Merrill Lynch 1-10 Year U.S. Corporate & Government Index as an additional benchmark. Total returns assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
8.	The average Lipper mixed-asset target allocation growth fund is representative of funds that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Balanced Fund

Cost in Dollars of a $1,000 Investment in MainStay Balanced Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2014, to October 31, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2014, to October 31, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/14	Ending Account Value (Based on Actual Returns and Expenses) 10/31/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/14	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,045.90	$5.78	$1,019.60	$5.70

Investor Class Shares	$1,000.00	$1,044.70	$6.55	$1,018.80	$6.46

Class B Shares	$1,000.00	$1,041.00	$10.39	$1,015.00	$10.26

Class C Shares	$1,000.00	$1,040.70	$10.44	$1,015.00	$10.31

Class I Shares	$1,000.00	$1,047.10	$4.49	$1,020.80	$4.43

Class R1 Shares	$1,000.00	$1,046.60	$4.95	$1,020.40	$4.89

Class R2 Shares	$1,000.00	$1,045.30	$6.24	$1,019.10	$6.16

Class R3 Shares	$1,000.00	$1,043.70	$7.52	$1,017.80	$7.43

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.12% for Class A, 1.27% for Investor Class, 2.02% for Class B, 2.03% for Class C, 0.87% for Class I, 0.96% for Class R1, 1.21% for Class R2 and 1.46% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Portfolio Composition as of October 31, 2014 (Unaudited)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of October 31, 2014 (excluding short-term investments) (Unaudited)

1.	United States Treasury Notes, 0.50%–2.375%, due 7/31/16–8/15/24
2.	iShares Intermediate Government / Credit Bond Fund
3.	Federal Home Loan Mortgage Corporation, 0.75%–2.375%, due 9/10/15–1/13/22
4.	Federal National Mortgage Association, 0.375%–1.75%, due 3/16/15–9/12/19
5.	Bank of America Corp.
6.	JPMorgan Chase & Co.
7.	Morgan Stanley
8.	Cigna Corp.
9.	Cardinal Health, Inc.
10.	Humana, Inc.

8	MainStay Balanced Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, of New York Life Investments,1 the Fund’s Manager, Thomas J. Girard, Donald F. Serek, CFA, and George S. Cherpelis of NYL Investors LLC, the Fund’s fixed-income Subadvisor, and Andrew Ver Planck, CFA, and Migene Kim, CFA, of Cornerstone Capital Management Holdings LLC, the Fund’s equity Subadvisor.

How did MainStay Balanced Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2014?

Excluding all sales charges, MainStay Balanced Fund returned 11.08% for Class A shares, 10.85% for Investor Class shares, 10.06% for Class B shares and 10.03% for Class C shares for the 12 months ended October 31, 2014. Over the same period, Class I shares returned 11.37%, Class R1 shares returned 11.24%, Class R2 shares returned 10.97% and Class R3 shares returned 10.67%. For the 12 months ended October 31, 2014, all share classes underperformed the 16.18% return of the Russell Midcap® Value Index,2 which is the Fund’s primary broad-based securities-market index. Over the same period, Class A, Investor Class, Class I, Class R1, Class R2 and Class R3 shares outperformed—and Class B and Class C shares underperformed—the 10.60% return of the Balanced Composite Index,2 which is the secondary benchmark for the Fund. For the 12 months ended October 31, 2014, all share classes outperformed the 2.44% return of the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index,2 which is an additional benchmark of the Fund, and the 8.81% return of the average Lipper3 mixed-asset target allocation growth fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund invests in a mix of stocks and bonds, while the Russell Midcap® Value Index consists entirely of mid-cap value stocks. The Fund has a sizable allocation to bonds, which underperformed the Russell Midcap® Value Index during the reporting period. It is not surprising, therefore, that all share classes of the Fund trailed the Russell Midcap® Value Index.

In the equity portion of the Fund, our mid-cap stock selection model generated solid performance relative to the Russell Midcap® Value Index during the reporting period. The model’s performance was primarily driven by the success of its valuation suite of factors, particularly in selecting top performers relative to the Russell Midcap® Value Index. This ability is especially important for long-only funds. Overall, the model’s stock selection capability was robust across several sectors and was able to offset adverse sector-allocation effects, most notably in the energy and consumer discretionary sectors.

The fixed-income portion of the Fund held overweight positions relative to the Bank of America Merrill Lynch 1–10 Year U.S.

Corporate & Government Index in corporate bonds, asset-backed securities and commercial mortgage-backed securities throughout the reporting period. Corporate bonds were the best-performing sector during the reporting period. Within corporate bonds, overweight positions in the financials and utilities sectors benefited performance the most. The fixed-income portion of the Fund had underweight positions in the non-corporate bond sector, particularly among sovereign and foreign agencies, and this positioning detracted from performance during the reporting period. Overweight positions relative to the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index in asset-backed securities and commercial mortgage-backed securities benefited performance relative to this Index.

During the reporting period, which equity sectors were the strongest positive contributors to the Fund’s relative performance and which equity sectors were particularly weak?

In the equity portion of the Fund, industrials, information technology and financials made the strongest sector contributions to performance relative to the Russell Midcap® Value Index. (Contributions take weightings and total returns into account.) Strong stock selection was the major driver of performance in all three sectors.

The greatest sector detractors from relative performance in the equity portion of the Fund were consumer discretionary, energy and materials. The Fund held overweight positions in energy and consumer discretionary, which accounted for much of the weakness in terms of sector contribution, while stock selection in chemicals and metals & mining was the main reason for the relative weakness in the materials sector.

During the reporting period, which individual stocks made the strongest positive contributions to absolute performance in the equity portion of the Fund and which stocks detracted the most?

The strongest positive contributors to the Fund’s absolute performance were Micron Technology, Southwest Airlines and Alcoa. The Fund held a large quantity of Micron Technology, a semiconductor device manufacturer, as it held a significant weight in the Russell Midcap® Value Index until the stock was promoted into the mega-cap index after Russell’s June 2014 reconstitution. Our stock selection model ranked the stock as attractive, and we owned even more Micron Technology shares

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 6 for more information on this index.
3.	See footnote on page 6 for more information on Lipper Inc.

9

than the Index. The stock rallied sharply during the reporting period making it the highest-contributing stock in the equity portion of the Fund. Air carrier Southwest Airlines is regarded as a pure play in domestic air travel. After posting impressive results in 2013, its shares continued to rally sharply during the first 10 months of 2014. The Fund held a large quantity of integrated aluminum company Alcoa because of its weight in the Russell Midcap® Value Index and the return potential we perceived in the stock. Alcoa shares generated very strong results during the reporting period.

An overweight position in Newmont Mining, which is the world’s second largest gold producer, was the worst absolute performer in the equity portion of the Fund. We also held large positions in video game retailer GameStop and integrated mining company Cliffs Natural Resources, which also hurt the Fund’s absolute performance. Newmont Mining shares struggled amid continued weakness in gold prices. GameStop shares tumbled after the company cut its forecast in January and delivered disappointing quarterly results during the first half of 2014. Cliffs Natural Resources is the largest producer of iron ore pellets in North America and the company mainly sells to integrated steel companies there. The share price of Cliffs Natural Resources declined with the price of iron ore, which deteriorated significantly in the first 10 months of 2014 because of oversupply concerns.

Did the equity portion of the Fund make any significant purchases or sales during the reporting period?

The equity portion of the Fund started buying shares of managed health care company Humana in December 2013, when our model found the stock attractive on the basis of valuation. The equity portion of the Fund initially held an underweight position relative to the Russell Midcap® Value Index in industrial conglomerate Textron when the Fund started buying the shares in April 2014. We purchased more shares in subsequent months to bring the security to an overweight, as our model identified Textron as a stock with attractive valuation supported by solid momentum. These additional purchases moved the stock to an overweight position in relation to the Index.

In the equity portion of the Fund, we started trimming shares of Chesapeake Energy, a large oil & gas exploration & production company, in September 2014, bringing the position to a neutral weighting relative to the Russell Midcap® Value Index. We sold more shares of Chesapeake Energy in October, as our model indicated that the company’s return prospects had diminished, primarily because of poor momentum readings. The Fund started selling shares of regional bank KeyCorp in June 2014, eventually reducing the position to an underweight relative to the Russell Midcap® Value Index as KeyCorp’s momentum and sentiment readings continued to decline.

How did the Fund’s equity sector weightings change during the reporting period?

The biggest increase in sector exposure was in consumer staples. The equity portion of the Fund purchased tobacco and agricultural products stocks to add to an already overweight position relative to the Russell Midcap® Value Index in the sector. We also reduced the degree to which the equity portion of the Fund was underweight in the financials sector by buying shares of certain reinsurance companies and mortgage real estate investment trusts (REITs). We decreased the degree to which the equity portion of the Fund was underweight in the utilities sector as we started favoring electric utility stocks.

Consumer discretionary saw the most substantial decrease in relative sector weighting, as the equity portion of the Fund moved from an overweight position to a neutral position. In the information technology sector, decreased positions in semiconductors and Internet software accounted for a shift from an overweight to an underweight position in the equity portion of the Fund. The Fund’s equity overweight in the industrials sector was trimmed to a modest overweight, as we sold certain stocks in human resource services and commercial printing.

How was the equity portion of the Fund positioned at the end of the reporting period?

As of October 31, 2014, the equity portion of the Fund was most substantially overweight relative to the Russell Midcap® Value Index in the consumer staples sector, followed by the energy sector. As of the same date, the equity portion of the Fund was most substantially underweight in the financials and utilities sectors.

What was the duration4 strategy of the fixed-income portion of the Fund during the reporting period?

Throughout the reporting period, the strategy of the fixed-income portion of the Fund was to maintain a slightly shorter duration than that of the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index. Over the course of the reporting period, the Fund’s duration positioning detracted modestly from performance. As of October 31, 2014, the effective duration of the fixed-income portion of the Fund was 3.72 years, which was modestly shorter than the duration of the Index.

4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

10	MainStay Balanced Fund

What specific factors, risks or market forces prompted significant decisions for the fixed-income portion of the Fund during the reporting period?

Core overweight positions in spread assets5 were maintained throughout the reporting period. In July 2014, we reduced our overweight in the corporate-bond sector. This was driven by tight valuations, along with the expectation that illiquidity in the credit market during the month of August could cause corporate bonds to underperform. Throughout the reporting period, we increased our overweight position in commercial mortgage-backed securities. We invested primarily in AAA-rated6 commercial mortgage-backed securities because of the attractive risk/reward characteristics these securities offered. On the other hand, we reduced our overweight position in asset-backed securities. The reductions were primarily in the auto and equipment segments and reflected our response to tight valuations.

Which market segments were the strongest contributors to the performance of the fixed-income portion of the Fund and which market segments were particularly weak?

During the reporting period, an overweight position relative to the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index in corporate bonds made the strongest positive contribution to the performance of the fixed-income portion of the Fund. Within the corporate bond sector, overweight positions in the financial and utility market segments were the main drivers of outperformance of the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index. Duration had an adverse effect on the performance of the fixed-income portion of the Fund during the reporting period, while our yield-curve7 positioning had a beneficial effect.

Did the fixed-income portion of the Fund make any significant purchases or sales during the reporting period?

The fixed-income portion of the Fund did not make any significant purchases or sales during the reporting period. The previously described allocation adjustments—paring our allocations to corporate bonds and asset-backed securities and increasing our allocation to commercial mortgage-backed securities—were relatively minor and reflected the normal day-to-day activities of the fixed-income portion of the Fund.

How did sector weightings in the fixed-income portion of the Fund change during the reporting period?

The fixed-income portion of the Fund held overweight allocations in the financial, industrial and utility segments of the corporate-bond sector. Toward the latter portion of the reporting period, these industry weightings were decreased because of tight valuations. Throughout the reporting period, we maintained an underweight to the non-corporate component. Throughout the reporting period, we increased our overweight position in commercial mortgage-backed securities because of the sector’s positive relative value in relation to other asset classes.

How was the fixed-income portion of the Fund positioned at the end of the reporting period?

As of October 31, 2014, the fixed-income portion of the Fund was positioned with overweight allocations to spread assets. The overweight position in spread assets was offset by an underweight position in U.S. Treasury securities. As of the same date, the largest overweight allocation within spread assets was in the corporate sector.

5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “spread assets” refers to securities that typically trade at a spread to comparable U.S. Treasury issues.
6.	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
7.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

11

Portfolio of Investments October 31, 2014

	Principal Amount	Value

Long-Term Bonds 30.8%† Asset-Backed Securities 2.4%
Auto Floor Plan 0.3%
CNH Wholesale Master Note Trust
Series 2013-2A, Class A 0.753%, due 8/15/19 (a)(b)	$950,000	$952,231
Ford Credit Floorplan Master Owner Trust A
Series 2013-5, Class A2 0.623%, due 9/15/18 (a)	700,000	701,829
Series 2013-4, Class A 0.703%, due 6/15/20 (a)	400,000	402,077
Navistar Financial Dealer Note Master Trust Series 2013-2, Class A 0.832%, due 9/25/18 (a)(b)	425,000	425,891

		2,482,028

Automobile 0.1%
Chesapeake Funding LLC
Series 2013-1A, Class A 0.603%, due 1/7/25 (a)(b)	440,356	439,804
Nissan Auto Lease Trust
Series 2014-B, Class A3 1.12%, due 9/15/17	600,000	600,839

		1,040,643

Credit Cards 0.2%
American Express Issuance Trust II
Series 2013-2, Class A 0.583%, due 8/15/19 (a)	275,000	275,857
Citibank Credit Card Issuance Trust
Series 2013-A7, Class A7 0.582%, due 9/10/20 (a)	375,000	376,535
Discover Card Execution Note Trust
Series 2014-A1, Class A1 0.583%, due 7/15/21 (a)	600,000	601,266

		1,253,658

Other ABS 1.8%
Apartment Investment & Management Co. CLO
Series 2014-AA, Class A 1.763%, due 7/20/26 (a)(b)	500,000	500,030
Apidos CDO
Series 2013-14A, Class A 1.381%, due 4/15/25 (a)(b)	1,250,000	1,223,213
Ares CLO, Ltd.
Series 2013-2A, Class A1 1.483%, due 7/28/25 (a)(b)	587,000	582,779
Babson CLO, Ltd.
Series 2013-IA, Class A 1.331%, due 4/20/25 (a)(b)	1,300,000	1,281,943

	Principal Amount	Value

Other ABS (continued)
Ballyrock CDO, Ltd.
Series 2013-1A, Class A 1.412%, due 5/20/25 (a)(b)	$1,000,000	$986,940
Carlyle Global Market Strategies
Series 2014-2A, Class A 1.766%, due 5/15/25 (a)(b)	800,000	799,376
Cedar Funding, Ltd.
Series 2014-4A, Class A1 1.731%, due 10/23/26 (a)(b)	588,000	587,658
Cent CLO, L.P.
Series 2013-18A, Class A 1.351%, due 7/23/25 (a)(b)	1,000,000	974,970
CNH Equipment Trust
Series 2014-C, Class A3 1.05%, due 11/15/19	300,000	300,000
Dryden Senior Loan Fund
Series 2014-31A, Class A 1.581%, due 4/18/26 (a)(b)	820,000	813,063
Galaxy XVII CLO, Ltd.
Series 2014-17A, Class A 1.827%, due 7/15/26 (a)(b)(c)	600,000	597,000
Jamestown CLO, Ltd.
Series 2013-3A, Class A1A 1.681%, due 1/15/26 (a)(b)	1,100,000	1,098,207
Nomad CLO, Ltd.
Series 2013-1A, Class A1 1.431%, due 1/15/25 (a)(b)	800,000	792,432
Oak Hill Credit Partners X, Ltd.
Series 2014-10A, Class A 1.701%, due 7/20/26 (a)(b)	600,000	598,080
Octagon Loan Funding, Ltd.
Series 2014-1A, Class A1 1.646%, due 11/18/26 (a)(b)(c)	1,150,000	1,146,550
Race Point VIII CLO, Ltd.
Series 2013-8A, Class A 1.482%, due 2/20/25 (a)(b)	780,000	775,835
Sheridan Square CLO, Ltd.
Series 2013-1A, Class A2 1.401%, due 4/15/25 (a)(b)	800,000	794,248

		13,852,324

Total Asset-Backed Securities (Cost $18,716,087)		18,628,653

Corporate Bonds 14.0%
Aerospace & Defense 0.2%
BAE Systems PLC 3.50%, due 10/11/16 (b)	350,000	365,507

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of October 31, 2014, excluding short-term investments. May be subject to change daily.

12	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Aerospace & Defense (continued)
General Dynamics Corp. 2.25%, due 7/15/16	$200,000	$205,296
Northrop Grumman Corp. 3.25%, due 8/1/23	450,000	448,970
United Technologies Corp. 1.80%, due 6/1/17	950,000	966,733

		1,986,506

Auto Manufacturers 0.1%
Daimler Finance North America LLC
2.375%, due 8/1/18 (b)	375,000	380,055
3.875%, due 9/15/21 (b)	500,000	529,483

		909,538

Banks 4.6%
Abbey National Treasury Services PLC 3.05%, due 8/23/18	725,000	754,099
Australia & New Zealand Banking Group, Ltd. 4.50%, due 3/19/24 (b)	650,000	663,439
♦Bank of America Corp.
2.00%, due 1/11/18	900,000	902,242
2.65%, due 4/1/19	800,000	807,262
4.20%, due 8/26/24	1,875,000	1,888,427
4.25%, due 10/22/26	950,000	942,954
BB&T Corp.
0.90%, due 2/1/19 (a)	1,150,000	1,159,599
1.094%, due 6/15/18 (a)	725,000	735,624
1.45%, due 1/12/18	300,000	297,233
Citigroup, Inc.
2.50%, due 7/29/19	625,000	627,251
4.587%, due 12/15/15	25,000	26,042
5.375%, due 8/9/20	700,000	794,913
6.00%, due 8/15/17	400,000	446,307
6.01%, due 1/15/15	68,000	68,745
Credit Agricole S.A. 1.625%, due 4/15/16 (b)	675,000	681,809
Credit Suisse 3.625%, due 9/9/24	925,000	928,402
Export-Import Bank of Korea 1.75%, due 2/27/18	200,000	199,352
Goldman Sachs Group, Inc. (The)
1.334%, due 11/15/18 (a)	700,000	707,167
2.375%, due 1/22/18	1,565,000	1,579,603
5.375%, due 3/15/20	450,000	504,592
6.00%, due 6/15/20	175,000	201,252
HSBC Bank PLC 4.125%, due 8/12/20 (b)	1,150,000	1,238,653
HSBC USA, Inc. 1.116%, due 9/24/18 (a)	400,000	406,137
Huntington Bancshares, Inc. 2.60%, due 8/2/18	1,065,000	1,081,066

	Principal Amount	Value

Banks (continued)
ING Bank N.V. 5.80%, due 9/25/23 (b)	$1,415,000	$1,574,785
Intesa Sanpaolo S.p.A. 2.375%, due 1/13/17	975,000	985,847
♦JPMorgan Chase & Co.
2.20%, due 10/22/19	350,000	345,793
2.35%, due 1/28/19	250,000	251,719
3.875%, due 9/10/24	3,550,000	3,526,900
Korea Development Bank (The)
1.50%, due 1/22/18	200,000	197,509
3.875%, due 5/4/17	400,000	421,405
Mizuho Bank, Ltd.
2.45%, due 4/16/19 (b)	425,000	425,378
2.65%, due 9/25/19 (b)	500,000	503,780
Mizuho Financial Group Cayman 3, Ltd. 4.60%, due 3/27/24 (b)	1,200,000	1,249,204
♦Morgan Stanley
4.10%, due 5/22/23	850,000	857,933
4.875%, due 11/1/22	575,000	612,354
5.50%, due 1/26/20	1,130,000	1,273,861
5.625%, due 9/23/19	600,000	679,664
Santander UK PLC 5.00%, due 11/7/23 (b)	1,905,000	2,019,243
Skandinaviska Enskilda Banken AB 1.75%, due 3/19/18 (b)	1,200,000	1,197,815
Sumitomo Mitsui Trust Bank, Ltd. 1.015%, due 9/16/16 (a)(b)	475,000	477,822
Swedbank AB 1.75%, due 3/12/18 (b)	950,000	949,279
Wells Fargo & Co.
4.10%, due 6/3/26	550,000	557,852
4.125%, due 8/15/23	575,000	599,726

		36,350,039

Beverages 0.2%
Anheuser-Busch InBev Finance, Inc. 2.15%, due 2/1/19	800,000	800,357
Anheuser-Busch InBev Worldwide, Inc. 4.375%, due 2/15/21	300,000	326,839
Diageo Capital PLC 1.50%, due 5/11/17	250,000	251,427
SABMiller Holdings, Inc. 2.45%, due 1/15/17 (b)	575,000	587,703

		1,966,326

Building Materials 0.0%‡
CRH America, Inc. 4.125%, due 1/15/16	250,000	259,154

Chemicals 0.5%
Airgas, Inc. 2.375%, due 2/15/20	750,000	741,765

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2014 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Chemicals (continued)
Dow Chemical Co. (The) 5.70%, due 5/15/18	$144,000	$160,764
LYB International Finance B.V. 4.00%, due 7/15/23	975,000	1,011,239
Monsanto Co. 2.75%, due 7/15/21	325,000	321,850
NewMarket Corp. 4.10%, due 12/15/22	1,065,000	1,076,715
NOVA Chemicals Corp. 5.00%, due 5/1/25 (b)	500,000	516,250

		3,828,583

Computers 0.2%
Hewlett-Packard Co. 2.75%, due 1/14/19	1,350,000	1,357,772

Cosmetics & Personal Care 0.0%‡
Procter & Gamble Co. (The) 1.45%, due 8/15/16	150,000	152,103

Diversified Financial Services 0.3%
General Electric Capital Corp.
2.30%, due 4/27/17	775,000	795,780
4.375%, due 9/16/20	525,000	576,306
6.00%, due 8/7/19	750,000	879,520

		2,251,606

Electric 1.0%
Commonwealth Edison Co. 1.95%, due 9/1/16	350,000	356,592
Dayton Power & Light Co. (The) 1.875%, due 9/15/16	275,000	278,073
Electricite de France 2.15%, due 1/22/19 (b)	700,000	700,310
FirstEnergy Transmission LLC 4.35%, due 1/15/25 (b)	1,850,000	1,892,689
GDF Suez 1.625%, due 10/10/17 (b)	450,000	452,610
Great Plains Energy, Inc. 4.85%, due 6/1/21	210,000	233,411
Hydro-Quebec 2.00%, due 6/30/16	550,000	562,653
Kansas City Power & Light Co. 7.15%, due 4/1/19	1,000,000	1,207,730
NextEra Energy Capital Holdings, Inc. 1.339%, due 9/1/15	1,000,000	1,005,758
Niagara Mohawk Power Corp. 2.721%, due 11/28/22 (b)	325,000	317,405
NiSource Finance Corp. 4.45%, due 12/1/21	400,000	433,496

	Principal Amount	Value

Electric (continued)
Pepco Holdings, Inc. 2.70%, due 10/1/15	$500,000	$507,844

		7,948,571

Electronics 0.1%
Amphenol Corp. 3.125%, due 9/15/21	400,000	402,773

Finance—Auto Loans 0.4%
Ford Motor Credit Co. LLC 2.375%, due 1/16/18	2,850,000	2,877,283

Finance—Consumer Loans 0.1%
John Deere Capital Corp.
1.70%, due 1/15/20	675,000	655,476
2.80%, due 9/18/17	150,000	156,466
5.75%, due 9/10/18	150,000	171,392

		983,334

Finance—Credit Card 0.3%
American Express Credit Corp.
0.784%, due 3/18/19 (a)	725,000	726,868
2.25%, due 8/15/19	500,000	499,911
Capital One Bank USA N.A. 2.15%, due 11/21/18	1,540,000	1,534,746

		2,761,525

Finance—Other Services 0.1%
National Rural Utilities Cooperative Finance Corp. 2.35%, due 6/15/20	450,000	448,853

Food 0.4%
Ingredion, Inc.
1.80%, due 9/25/17	250,000	250,676
4.625%, due 11/1/20	650,000	696,140
Kroger Co. (The) 2.95%, due 11/1/21	650,000	643,713
Mondelez International, Inc. 4.125%, due 2/9/16	1,425,000	1,482,754

		3,073,283

Gas 0.0%‡
Sempra Energy 2.30%, due 4/1/17	200,000	205,054

Hand & Machine Tools 0.0%‡
Stanley Black & Decker, Inc. 3.40%, due 12/1/21	175,000	181,487

14	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Health Care—Products 0.0%‡
Zimmer Holdings, Inc. 1.40%, due 11/30/14	$325,000	$325,239

Insurance 0.9%
American International Group, Inc. 4.125%, due 2/15/24	625,000	658,229
Assurant, Inc. 2.50%, due 3/15/18	850,000	856,593
MetLife, Inc. 1.903%, due 12/15/17	350,000	353,182
Metropolitan Life Global Funding I 3.65%, due 6/14/18 (b)	1,250,000	1,330,036
Nationwide Financial Services, Inc. 5.375%, due 3/25/21 (b)	1,450,000	1,630,880
Pricoa Global Funding I 2.20%, due 5/16/19 (b)	500,000	496,716
Principal Financial Group, Inc. 8.875%, due 5/15/19	450,000	571,009
QBE Insurance Group, Ltd. 2.40%, due 5/1/18 (b)	325,000	325,123
Voya Financial, Inc. 2.90%, due 2/15/18	1,100,000	1,130,935

		7,352,703

Iron & Steel 0.1%
Carpenter Technology Corp. 4.45%, due 3/1/23	350,000	358,829
Reliance Steel & Aluminum Co. 4.50%, due 4/15/23	550,000	560,971

		919,800

Machinery 0.1%
Caterpillar Financial Services Corp. 2.10%, due 6/9/19	600,000	601,865

Media 0.3%
COX Communications, Inc. 5.45%, due 12/15/14	192,000	193,042
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.
3.50%, due 3/1/16	300,000	310,044
4.45%, due 4/1/24	875,000	912,915
Time Warner Cable, Inc. 4.00%, due 9/1/21	500,000	529,428
Viacom, Inc. 1.25%, due 2/27/15	400,000	400,862

		2,346,291

Mining 0.5%
Barrick Gold Corp. 4.10%, due 5/1/23	1,665,000	1,609,311

	Principal Amount	Value

Mining (continued)
BHP Billiton Finance USA, Ltd. 1.875%, due 11/21/16	$450,000	$458,819
Rio Tinto Finance USA, Ltd.
2.25%, due 9/20/16	475,000	485,595
3.50%, due 11/2/20	515,000	534,798
Yamana Gold, Inc. 4.95%, due 7/15/24 (b)	625,000	611,302

		3,699,825

Oil & Gas 0.5%
Anadarko Petroleum Corp. 5.95%, due 9/15/16	800,000	869,326
BP Capital Markets PLC 1.846%, due 5/5/17	225,000	228,160
Petrobras International Finance Co.
2.875%, due 2/6/15	625,000	627,312
5.375%, due 1/27/21	1,000,000	1,023,860
Petroleos Mexicanos
3.125%, due 1/23/19	300,000	307,440
3.50%, due 1/30/23	300,000	290,370
Rowan Companies., Inc. 4.75%, due 1/15/24	450,000	448,151
Statoil ASA 3.125%, due 8/17/17	125,000	131,413
Total Capital International S.A. 1.55%, due 6/28/17	200,000	201,330

		4,127,362

Oil & Gas Services 0.0%‡
Freeport-McMoran Oil & Gas LLC / FCX Oil & Gas, Inc. 6.75%, due 2/1/22	130,000	143,975

Packaging & Containers 0.2%
Packaging Corp. of America 4.50%, due 11/1/23	1,480,000	1,571,186

Pharmaceuticals 0.6%
Actavis Funding SCS 2.45%, due 6/15/19 (b)	750,000	726,408
Bayer U.S. Finance LLC
2.375%, due 10/8/19 (b)	1,300,000	1,302,179
3.00%, due 10/8/21 (b)	1,275,000	1,280,767
Novartis Securities Investment, Ltd. 5.125%, due 2/10/19	500,000	564,446
Sanofi 4.00%, due 3/29/21	475,000	514,697

		4,388,497

Pipelines 0.4%
Energy Transfer Partners, L.P. 4.15%, due 10/1/20	950,000	990,213

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2014 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Pipelines (continued)
Plains All American Pipeline, L.P. / PAA Finance Corp. 8.75%, due 5/1/19	$800,000	$1,013,451
Spectra Energy Partners, L.P. 2.95%, due 9/25/18	425,000	439,113
Texas Eastern Transmission, L.P. 2.80%, due 10/15/22 (b)	525,000	494,288

		2,937,065

Real Estate 0.1%
WEA Finance LLC / Westfield UK & Europe Finance PLC
2.70%, due 9/17/19 (b)	525,000	528,437
3.75%, due 9/17/24 (b)	550,000	556,882

		1,085,319

Real Estate Investment Trusts 0.6%
Brandywine Operating Partnership, L.P. 5.70%, due 5/1/17	1,525,000	1,661,994
DDR Corp. 4.75%, due 4/15/18	800,000	864,855
Hospitality Properties Trust 6.30%, due 6/15/16	600,000	632,049
Host Hotels & Resorts, L.P. 6.00%, due 10/1/21	325,000	372,148
Liberty Property, L.P. 4.40%, due 2/15/24	275,000	288,912
ProLogis, L.P. 4.25%, due 8/15/23	1,180,000	1,229,719

		5,049,677

Retail 0.1%
Home Depot, Inc. (The) 4.40%, due 4/1/21	500,000	557,939

Semiconductors 0.1%
Samsung Electronics America, Inc. 1.75%, due 4/10/17 (b)	525,000	528,087

Software 0.1%
Fiserv, Inc. 4.75%, due 6/15/21	500,000	550,846

Telecommunications 0.8%
Orange S.A. 2.75%, due 2/6/19	475,000	484,018
Telefonica Emisiones SAU 3.192%, due 4/27/18	1,000,000	1,037,964
Verizon Communications, Inc.
2.00%, due 11/1/16	300,000	305,296

	Principal Amount	Value

Telecommunications (continued)
Verizon Communications, Inc. (continued)
3.00%, due 11/1/21	$1,250,000	$1,240,419
3.45%, due 3/15/21	345,000	352,471
3.65%, due 9/14/18	1,100,000	1,163,330
5.15%, due 9/15/23	1,000,000	1,119,888
Vodafone Group PLC 1.25%, due 9/26/17	350,000	346,419

		6,049,805

Textiles 0.0%‡
Mohawk Industries, Inc. 3.85%, due 2/1/23	300,000	303,293

Transportation 0.1%
Burlington Northern Santa Fe LLC 4.70%, due 10/1/19	400,000	447,016

Total Corporate Bonds (Cost $108,274,640)		110,929,580

Foreign Government Bonds 0.5%
Regional (State & Province) 0.2%
Province of Ontario 1.10%, due 10/25/17	950,000	945,776
Province of Quebec 3.50%, due 7/29/20	400,000	428,981

		1,374,757

Sovereign 0.3%
Brazilian Government International Bond 2.625%, due 1/5/23	500,000	460,750
Italy Government International Bond 4.75%, due 1/25/16	500,000	522,761
Poland Government International Bond 5.00%, due 3/23/22	150,000	168,563
Romanian Government International Bond 4.375%, due 8/22/23 (b)	750,000	780,937
Russian Federation 3.50%, due 1/16/19 (b)	600,000	589,878
Turkey Government International Bond 6.75%, due 4/3/18	275,000	307,312

		2,830,201

Total Foreign Government Bonds (Cost $4,179,674)		4,204,958

Mortgage-Backed Securities 0.8%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.8%
Boca Hotel Portfolio Trust
Series 2013-BOCA, Class A 1.303%, due 8/15/26 (a)(b)	289,375	289,390

16	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Citigroup Commercial Mortgage Trust
Series 2014-GC21, Class A5 3.855%, due 5/10/47	$300,000	$314,916
Commercial Mortgage Pass Through Certificates
Series 2013-THL, Class A2 1.203%, due 6/8/30 (a)(b)	800,000	799,244
Series 2013-LC13, Class A2 3.009%, due 8/10/46	600,000	621,502
GRACE Mortgage Trust
Series 2014-GRCE, Class A 3.369%, due 6/10/28 (b)	400,000	412,131
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2012-C6, Class A2 2.206%, due 5/15/45	500,000	510,097
Series 2006-CB15, Class A4 5.814%, due 6/12/43 (a)	386,845	409,055
JPMBB Commercial Mortgage Securities Trust
Series 2013-C14, Class A2 3.019%, due 8/15/46	600,000	623,369
LB-UBS Commercial Mortgage Trust
Series 2006-C7, Class A3 5.347%, due 11/15/38	600,000	644,862
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C13, Class A2 2.936%, due 11/15/46	500,000	515,777
Series 2013-C12, Class A4 4.259%, due 10/15/46	600,000	650,634
Morgan Stanley Capital I, Inc.
Series 2007-T25, Class A3 5.514%, due 11/12/49 (a)	591,155	636,633
Wachovia Bank Commercial Mortgage Trust
Series 2006-C29, Class A4 5.308%, due 11/15/48	97,629	104,255

Total Mortgage-Backed Securities (Cost $6,583,515)		6,531,865

U.S. Government & Federal Agencies 13.0%
Federal Home Loan Bank 0.1%
1.30%, due 6/5/18	375,000	374,469

♦Federal Home Loan Mortgage Corporation 0.9%
0.75%, due 1/12/18	1,000,000	991,197
0.875%, due 3/7/18	600,000	592,820
1.00%, due 9/27/17	225,000	224,738

	Principal Amount	Value

Federal Home Loan Mortgage Corporation (continued)
1.00%, due 9/29/17	$750,000	$749,068
1.125%, due 5/25/18	600,000	595,547
1.20%, due 6/12/18	650,000	647,442
1.375%, due 5/1/20	750,000	729,688
1.75%, due 9/10/15	250,000	253,357
2.375%, due 1/13/22	1,950,000	1,962,381

		6,746,238

♦Federal National Mortgage Association 0.7%
0.375%, due 3/16/15	1,250,000	1,251,191
0.875%, due 2/8/18	2,150,000	2,125,701
0.875%, due 5/21/18	450,000	443,006
1.00%, due 12/28/17	300,000	298,554
1.00%, due 2/15/18	650,000	645,318
1.75%, due 6/20/19	350,000	350,575
1.75%, due 9/12/19	650,000	649,658

		5,764,003

♦United States Treasury Notes 11.3%
0.50%, due 7/31/16	2,400,000	2,404,874
0.625%, due 8/15/16	575,000	577,022
0.625%, due 2/15/17	1,625,000	1,624,238
0.75%, due 1/15/17	3,350,000	3,360,469
0.75%, due 3/15/17	5,000,000	5,010,155
0.875%, due 9/15/16	3,000,000	3,021,798
0.875%, due 6/15/17	10,900,000	10,924,699
0.875%, due 7/15/17	3,390,000	3,395,031
1.00%, due 5/31/18	3,590,000	3,562,235
1.25%, due 10/31/18	575,000	572,350
1.25%, due 11/30/18	2,995,000	2,977,686
1.375%, due 6/30/18	2,925,000	2,937,569
1.375%, due 9/30/18	1,675,000	1,677,355
1.50%, due 12/31/18	1,935,000	1,940,745
1.625%, due 3/31/19	3,670,000	3,688,636
1.625%, due 6/30/19	1,925,000	1,931,166
1.625%, due 7/31/19	4,940,000	4,951,965
1.625%, due 11/15/22	5,600	5,375
1.75%, due 9/30/19	4,930,000	4,962,740
1.75%, due 10/31/20	5,400,000	5,354,013
2.00%, due 7/31/20	2,800,000	2,828,873
2.00%, due 9/30/20	1,800,000	1,812,656
2.00%, due 2/28/21	2,400,000	2,404,874
2.125%, due 1/31/21	2,175,000	2,197,259
2.125%, due 6/30/21	4,000,000	4,026,564
2.125%, due 9/30/21	685,000	688,853
2.25%, due 7/31/18	55,000	56,938
2.25%, due 7/31/21	5,625,000	5,707,176
2.375%, due 12/31/20	1,700,000	1,744,094
2.375%, due 8/15/24	3,170,000	3,182,382

		89,529,790

Total U.S. Government & Federal Agencies (Cost $101,854,530)		102,414,500

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2014 (continued)

	Principal Amount	Value

Yankee Bond 0.1% (d)
Transportation 0.1%
Canadian National Railway Co. 1.45%, due 12/15/16	$400,000	$404,797

Total Yankee Bond (Cost $398,695)		404,797

Total Long-Term Bonds (Cost $240,007,141)		243,114,353

	Shares
Common Stocks 63.0%
Aerospace & Defense 1.1%
General Dynamics Corp.	9,602	1,341,976
L-3 Communications Holdings, Inc.	13,622	1,654,528
Northrop Grumman Corp.	9,658	1,332,418
Raytheon Co.	11,466	1,191,088
Spirit AeroSystems Holdings, Inc. Class A (e)	49,857	1,961,374
United Technologies Corp.	11,013	1,178,391

		8,659,775

Agriculture 1.1%
Altria Group, Inc.	24,506	1,184,620
Archer-Daniels-Midland Co.	28,597	1,344,059
Bunge, Ltd.	38,713	3,431,907
Philip Morris International, Inc.	13,260	1,180,273
Reynolds American, Inc.	18,735	1,178,619

		8,319,478

Airlines 0.5%
Alaska Air Group, Inc.	12,774	679,960
Delta Air Lines, Inc.	33,104	1,331,774
Southwest Airlines Co.	55,999	1,930,845

		3,942,579

Auto Manufacturers 0.3%
Ford Motor Co.	73,415	1,034,417
General Motors Co.	33,241	1,043,768

		2,078,185

Auto Parts & Equipment 0.3%
Johnson Controls, Inc.	22,989	1,086,230
Lear Corp.	14,709	1,360,583

		2,446,813

Banks 3.0%
♦Bank of America Corp.	60,106	1,031,419
Bank of New York Mellon Corp. (The)	34,756	1,345,752
BB&T Corp.	31,020	1,175,038
Capital One Financial Corp.	14,340	1,186,922
CIT Group, Inc.	62,267	3,046,724
Citigroup, Inc.	24,886	1,332,148
Comerica, Inc.	26,616	1,270,648

	Shares	Value

Banks (continued)
Fifth Third Bancorp	78,425	$1,567,716
First Republic Bank	10,884	554,322
Huntington Bancshares, Inc.	134,198	1,329,902
♦JPMorgan Chase & Co.	22,099	1,336,547
KeyCorp	29,961	395,485
M&T Bank Corp.	15	1,833
♦Morgan Stanley	38,100	1,331,595
PNC Financial Services Group, Inc.	12,042	1,040,308
Regions Financial Corp.	2,494	24,765
State Street Corp.	17,749	1,339,340
SunTrust Banks, Inc.	19,494	762,995
SVB Financial Group (e)	14,026	1,570,772
U.S. Bancorp	24,407	1,039,738
Wells Fargo & Co.	19,573	1,039,131

		23,723,100

Beverages 0.4%
Molson Coors Brewing Co. Class B	40,334	3,000,043

Biotechnology 0.5%
Amgen, Inc.	8,246	1,337,336
Bio-Rad Laboratories, Inc. Class A (e)	3,034	342,296
Myriad Genetics, Inc. (e)	50,887	2,009,528

		3,689,160

Capital Markets 0.1%
Goldman Sachs Group, Inc. (The)	5,487	1,042,475

Chemicals 1.2%
Air Products & Chemicals, Inc.	7,925	1,067,180
Cabot Corp.	25,410	1,179,786
CF Industries Holdings, Inc.	10,291	2,675,660
Dow Chemical Co. (The)	27,655	1,366,157
E.I. du Pont de Nemours & Co.	15,287	1,057,096
Mosaic Co. (The)	37,954	1,681,742
Westlake Chemical Corp.	847	59,756

		9,087,377

Commercial Services 1.5%
Aaron’s, Inc.	5,933	146,901
ADT Corp. (The)	71,961	2,579,082
Apollo Education Group, Inc. (e)	47,003	1,347,106
Booz Allen Hamilton Holding Corp.	77,254	2,035,643
DeVry Education Group, Inc.	49,720	2,406,945
Iron Mountain, Inc.	29,875	1,077,591
Live Nation Entertainment, Inc. (e)	78,331	2,036,606
Vectrus, Inc. (e)	18,963	463,456

		12,093,330

Computers 2.7%
Brocade Communications Systems, Inc.	126,371	1,355,961
Computer Sciences Corp.	47,259	2,854,444

18	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Computers (continued)
EMC Corp.	46,219	$1,327,872
Hewlett-Packard Co.	37,035	1,328,816
Lexmark International, Inc. Class A	50,786	2,191,924
NetApp, Inc.	69,012	2,953,713
SanDisk Corp.	31,788	2,992,522
Synopsys, Inc. (e)	35,308	1,446,922
Teradata Corp. (e)	11,486	486,087
Western Digital Corp.	44,805	4,407,468

		21,345,729

Cosmetics & Personal Care 0.3%
Colgate-Palmolive Co.	15,507	1,037,108
Procter & Gamble Co. (The)	13,469	1,175,440

		2,212,548

Distribution & Wholesale 0.0%‡
Arrow Electronics, Inc. (e)	4,939	280,832

Electric 4.4%
AES Corp. (The)	18,819	264,783
Ameren Corp.	9,958	421,622
American Electric Power Co., Inc.	20,538	1,198,187
Calpine Corp. (e)	64,840	1,479,649
CMS Energy Corp.	14,323	467,932
Consolidated Edison, Inc.	39,920	2,529,331
Dominion Resources, Inc.	14,552	1,037,558
DTE Energy Co.	15,511	1,274,384
Duke Energy Corp.	12,721	1,045,030
Edison International	38,550	2,412,459
Entergy Corp.	44,270	3,719,565
Exelon Corp.	37,139	1,358,916
Great Plains Energy, Inc.	89,272	2,404,095
Integrys Energy Group, Inc.	5,995	435,717
NextEra Energy, Inc.	10,356	1,037,878
Northeast Utilities	12,654	624,475
Pepco Holdings, Inc.	46,301	1,265,869
PG&E Corp.	24,030	1,209,190
Pinnacle West Capital Corp.	35,419	2,177,206
PPL Corp.	29,624	1,036,544
Public Service Enterprise Group, Inc.	99,907	4,127,158
Southern Co. (The)	21,998	1,019,827
TECO Energy, Inc.	5,238	102,717
Westar Energy, Inc.	3,082	116,531
Wisconsin Energy Corp.	1,458	72,404
Xcel Energy, Inc.	58,981	1,974,094

		34,813,121

Electrical Components & Equipment 0.5%
Emerson Electric Co.	18,416	1,179,729
Energizer Holdings, Inc.	22,502	2,759,870

		3,939,599

	Shares	Value

Electronics 0.4%
Jabil Circuit, Inc.	65,919	$1,381,003
Tech Data Corp. (e)	1,158	69,156
Thermo Fisher Scientific, Inc.	8,796	1,034,145
Vishay Intertechnology, Inc.	46,025	621,798

		3,106,102

Engineering & Construction 0.1%
KBR, Inc.	21,349	407,339

Entertainment 0.1%
Dolby Laboratories, Inc. Class A	25,533	1,070,343

Environmental Controls 0.8%
Clean Harbors, Inc. (e)	37,259	1,849,164
Covanta Holding Corp.	49,400	1,090,258
Republic Services, Inc.	48,926	1,878,759
Waste Management, Inc.	27,452	1,342,128

		6,160,309

Finance—Consumer Loans 0.3%
Navient Corp.	48,255	954,484
Synchrony Financial (e)	40,669	1,098,876

		2,053,360

Finance—Credit Card 0.1%
Discover Financial Services	18,516	1,180,950

Finance—Investment Banker/Broker 0.5%
Charles Schwab Corp. (The)	36,960	1,059,643
Interactive Brokers Group, Inc. Class A	60,906	1,572,593
Raymond James Financial, Inc.	28,989	1,627,153

		4,259,389

Finance—Mortgage Loan/Banker 0.1%
Nationstar Mortgage Holdings, Inc. (e)	16,009	562,236

Finance—Other Services 0.4%
CME Group, Inc.	12,478	1,045,781
NASDAQ OMX Group, Inc. (The)	57,340	2,480,529

		3,526,310

Food 1.7%
ConAgra Foods, Inc.	30,500	1,047,675
Ingredion, Inc.	31,786	2,455,469
Kellogg Co.	18,660	1,193,494
Mondelez International, Inc. Class A	37,512	1,322,673
Pilgrim’s Pride Corp. (e)	68,356	1,941,994
Safeway, Inc.	26,176	912,495
Sysco Corp.	26,726	1,030,020
Tyson Foods, Inc. Class A	78,706	3,175,787

		13,079,607

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2014 (continued)

	Shares	Value

Common Stocks (continued)
Forest Products & Paper 0.2%
Domtar Corp.	7,294	$299,565
International Paper Co.	3,249	164,464
Veritiv Corp. (e)	27,802	1,254,148

		1,718,177

Gas 1.0%
Atmos Energy Corp.	570	30,210
CenterPoint Energy, Inc.	64,418	1,581,462
Sempra Energy	10,127	1,113,970
UGI Corp.	72,752	2,742,023
Vectren Corp.	54,113	2,432,379

		7,900,044

Hand & Machine Tools 0.1%
Stanley Black & Decker, Inc.	6,392	598,547

Health Care—Products 1.2%
Alere, Inc. (e)	11,908	475,963
CareFusion Corp. (e)	30,401	1,744,105
Covidien PLC	11,137	1,029,504
Hill-Rom Holdings, Inc.	49,603	2,206,342
Hospira, Inc. (e)	34,842	1,871,015
Medtronic, Inc.	17,389	1,185,234
Stryker Corp.	13,448	1,177,104

		9,689,267

Health Care—Services 3.5%
Aetna, Inc.	16,430	1,355,639
♦Cigna Corp.	46,340	4,614,074
Community Health Systems, Inc. (e)	10,106	555,527
Covance, Inc. (e)	23,396	1,869,341
Express Scripts Holding Co. (e)	17,699	1,359,637
HCA Holdings, Inc. (e)	59,498	4,167,835
Health Net, Inc. (e)	49,673	2,359,964
♦Humana, Inc.	31,865	4,424,455
LifePoint Hospitals, Inc. (e)	31,394	2,197,580
UnitedHealth Group, Inc.	14,095	1,339,166
Universal Health Services, Inc. Class B	22,837	2,368,425
WellPoint, Inc.	10,722	1,358,370

		27,970,013

Home Furnishing 0.0%‡
Whirlpool Corp.	1,703	293,001

Household Products & Wares 0.1%
Kimberly-Clark Corp.	10,276	1,174,239

Housewares 0.0%‡
Newell Rubbermaid, Inc.	2,243	74,759

	Shares	Value

Insurance 6.6%
ACE, Ltd.	10,756	$1,175,631
Aflac, Inc.	19,461	1,162,406
Alleghany Corp. (e)	6,088	2,704,777
Allied World Assurance Co. Holdings, A.G.	46,020	1,748,760
Allstate Corp. (The)	20,804	1,349,139
American Financial Group, Inc.	4,571	273,483
American International Group, Inc.	25,024	1,340,536
American National Insurance Co.	5,904	673,528
Aspen Insurance Holdings, Ltd.	51,006	2,225,392
Assurant, Inc.	37,077	2,529,393
Axis Capital Holdings, Ltd.	32,280	1,553,959
Berkshire Hathaway, Inc. Class B (e)	9,359	1,311,757
Chubb Corp. (The)	10,436	1,036,921
CNA Financial Corp.	26,575	1,038,551
Endurance Specialty Holdings, Ltd.	37,080	2,148,786
Everest Re Group, Ltd.	13,497	2,303,263
Genworth Financial, Inc. Class A (e)	40,065	560,509
Hanover Insurance Group, Inc. (The)	28,854	1,931,487
Hartford Financial Services Group, Inc. (The)	4,499	178,070
Lincoln National Corp.	65,744	3,600,141
Marsh & McLennan Cos., Inc.	19,311	1,049,939
Mercury General Corp.	71	3,772
MetLife, Inc.	22,285	1,208,738
PartnerRe, Ltd.	20,701	2,394,899
Progressive Corp. (The)	11,566	305,458
Prudential Financial, Inc.	15,113	1,338,105
Reinsurance Group of America, Inc.	28,573	2,407,275
RenaissanceRe Holdings, Ltd.	10,609	1,096,228
StanCorp Financial Group, Inc.	33,921	2,359,545
Travelers Cos., Inc. (The)	13,179	1,328,443
Unum Group	19,150	640,759
Validus Holdings, Ltd.	47,478	1,888,675
Voya Financial, Inc.	65,002	2,551,329
W.R. Berkley Corp.	43,004	2,216,426
White Mountains Insurance Group, Ltd.	763	476,814

		52,112,894

Internet 0.2%
Liberty Interactive Corp. Class A (e)	12,016	314,098
Liberty Ventures (e)	706	24,781
Symantec Corp.	315	7,818
Yahoo!, Inc. (e)	22,478	1,035,112

		1,381,809

Investment Management/Advisory Services 0.8%
Ameriprise Financial, Inc.	12,055	1,520,979
BlackRock, Inc.	3,510	1,197,296
Federated Investors, Inc. Class B	7,095	221,861
Franklin Resources, Inc.	21,441	1,192,334
Legg Mason, Inc.	44,282	2,302,664

		6,435,134

20	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Iron & Steel 0.3%
Nucor Corp.	1,338	$72,332
Reliance Steel & Aluminum Co.	1,320	89,074
Steel Dynamics, Inc.	3,269	75,220
United States Steel Corp.	51,725	2,071,069

		2,307,695

Leisure Time 0.6%
Carnival Corp.	33,273	1,335,911
Royal Caribbean Cruises, Ltd.	47,897	3,255,559

		4,591,470

Machinery—Construction & Mining 0.2%
Caterpillar, Inc.	13,078	1,326,240
Joy Global, Inc.	2,619	137,838

		1,464,078

Machinery—Diversified 0.1%
Deere & Co.	11,992	1,025,796

Media 1.3%
CBS Corp. Class B	18,889	1,024,162
Comcast Corp. Class A	23,866	1,320,983
John Wiley & Sons, Inc. Class A	24,481	1,429,446
Liberty Media Corp. Class A (e)	10,723	514,918
Liberty Media Corp. Class C (e)	21,422	1,026,756
Thomson Reuters Corp.	31,211	1,161,673
Time Warner, Inc.	14,829	1,178,461
Twenty-First Century Fox, Inc. Class A	29,729	1,025,056
Walt Disney Co. (The)	13,020	1,189,768

		9,871,223

Metal Fabricate & Hardware 0.1%
Timken Co. (The)	8,657	372,164
Valmont Industries, Inc.	1,158	157,685

		529,849

Mining 0.9%
Alcoa, Inc.	237,404	3,978,891
Freeport-McMoRan, Inc.	40,211	1,146,013
Newmont Mining Corp.	120,096	2,253,001

		7,377,905

Miscellaneous—Manufacturing 1.4%
Carlisle Companies, Inc.	12,718	1,130,376
Danaher Corp.	14,700	1,181,880
Dover Corp.	4,911	390,130
Eaton Corp. PLC	15,490	1,059,361
General Electric Co.	39,797	1,027,160
Ingersoll-Rand PLC	28,017	1,754,424
Leggett & Platt, Inc.	31,249	1,230,586
Parker Hannifin Corp.	7	889
Textron, Inc.	75,390	3,130,947

		10,905,753

	Shares	Value

Office & Business Equipment 0.7%
Pitney Bowes, Inc.	87,993	$2,176,947
Xerox Corp.	275,497	3,658,600

		5,835,547

Oil & Gas 3.8%
Anadarko Petroleum Corp.	11,182	1,026,284
Apache Corp.	13,368	1,032,010
Chesapeake Energy Corp.	21,030	466,445
Chevron Corp.	9,951	1,193,623
Cobalt International Energy, Inc. (e)	12,039	140,977
ConocoPhillips	16,476	1,188,743
CVR Energy, Inc.	23,002	1,117,437
Devon Energy Corp.	17,096	1,025,760
Exxon Mobil Corp.	12,324	1,191,854
Hess Corp.	14,063	1,192,683
HollyFrontier Corp.	58,637	2,660,947
Marathon Oil Corp.	33,908	1,200,343
Marathon Petroleum Corp.	14,990	1,362,591
Memorial Resource Development Corp. (e)	5,134	139,080
Murphy Oil Corp.	20,192	1,078,051
Nabors Industries, Ltd.	96,117	1,715,689
Newfield Exploration Co. (e)	46,679	1,522,202
Occidental Petroleum Corp.	13,120	1,166,762
Patterson-UTI Energy, Inc.	62,446	1,438,131
PBF Energy, Inc. Class A	55,310	1,441,932
Phillips 66	13,368	1,049,388
Seventy Seven Energy, Inc. (e)	9,433	123,289
Tesoro Corp.	29,910	2,135,873
Unit Corp. (e)	8,730	422,707
Valero Energy Corp.	26,999	1,352,380
WPX Energy, Inc. (e)	79,437	1,518,835

		29,904,016

Oil & Gas Services 0.6%
Baker Hughes, Inc.	22,132	1,172,111
National Oilwell Varco, Inc.	16,028	1,164,274
NOW, Inc. (e)	5,251	157,845
Superior Energy Services, Inc.	74,054	1,862,458

		4,356,688

Pharmaceuticals 1.7%
Abbott Laboratories	27,275	1,188,917
Bristol-Myers Squibb Co.	18,854	1,097,114
♦Cardinal Health, Inc.	58,008	4,552,468
Eli Lilly & Co.	17,800	1,180,674
Johnson & Johnson	11,043	1,190,215
Merck & Co., Inc.	23,315	1,350,871
Omnicare, Inc.	7,165	477,117
Pfizer, Inc.	44,432	1,330,739
Quintiles Transnational Holdings, Inc. (e)	16,298	954,085

		13,322,200

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments October 31, 2014 (continued)

	Shares	Value

Common Stocks (continued)
Pipelines 0.3%
Kinder Morgan, Inc.	26,642	$1,031,045
ONEOK, Inc.	10,951	645,452
Spectra Energy Corp.	26,130	1,022,467

		2,698,964

Real Estate 0.1%
Jones Lang LaSalle, Inc.	4,982	673,616

Real Estate Investment Trusts 5.4%
American Capital Agency Corp.	122,351	2,782,262
AvalonBay Communities, Inc.	6,378	993,948
Boston Properties, Inc.	126	15,970
Brixmor Property Group, Inc.	10,313	251,225
Camden Property Trust	31,950	2,449,606
CBL & Associates Properties, Inc.	122,859	2,350,293
CBS Outdoor Americas, Inc.	12,566	382,383
Columbia Property Trust, Inc.	77,228	1,948,462
Corporate Office Properties Trust	35,813	979,127
Digital Realty Trust, Inc.	44,647	3,080,197
Duke Realty Corp.	5,004	94,876
Equity Lifestyle Properties, Inc.	44,898	2,204,492
Equity Residential	15,072	1,048,408
General Growth Properties, Inc.	11,788	305,427
HCP, Inc.	28,100	1,235,557
Health Care REIT, Inc.	14,408	1,024,553
Home Properties, Inc.	37,250	2,395,547
Hospitality Properties Trust	83,950	2,485,759
Host Hotels & Resorts, Inc.	167,535	3,905,241
Kimco Realty Corp.	1,142	28,493
Mid-America Apartment Communities, Inc.	8,086	571,357
National Retail Properties, Inc.	22,021	839,441
NorthStar Realty Finance Corp.	10,155	188,680
OMEGA Healthcare Investors, Inc.	309	11,791
Piedmont Office Realty Trust, Inc. Class A	19,620	381,609
ProLogis, Inc.	8,837	368,061
Public Storage	5,702	1,051,107
Rayonier, Inc.	12,713	425,504
Retail Properties of America, Inc. Class A	124,766	1,957,579
Simon Property Group, Inc.	5,802	1,039,776
Starwood Property Trust, Inc.	25,223	569,031
Taubman Centers, Inc.	12,972	986,521
UDR, Inc.	3,447	104,203
Vornado Realty Trust	15,283	1,673,183
Washington Prime Group, Inc.	56,953	1,004,081
Weyerhaeuser Co.	41,147	1,393,237

		42,526,987

Retail 3.4%
Abercrombie & Fitch Co. Class A	38,517	1,289,549
Best Buy Co., Inc.	79,662	2,719,661

	Shares	Value

Retail (continued)
Big Lots, Inc.	45,704	$2,086,388
Chico’s FAS, Inc.	71,669	1,080,769
Costco Wholesale Corp.	8,835	1,178,324
CST Brands, Inc.	42,886	1,640,390
CVS Health Corp.	11,987	1,028,604
Dick’s Sporting Goods, Inc.	50,963	2,312,191
Dillard’s, Inc. Class A	18,098	1,914,044
DSW, Inc. Class A	70,040	2,076,686
Foot Locker, Inc.	9,007	504,482
GameStop Corp. Class A	29,700	1,269,972
Kohl’s Corp.	16,188	877,713
Macy’s, Inc.	15,278	883,374
Signet Jewelers, Ltd.	2,865	343,829
Staples, Inc.	155,596	1,972,957
Target Corp.	19,145	1,183,544
Wal-Mart Stores, Inc.	15,260	1,163,880
Walgreen Co.	16,253	1,043,768
World Fuel Services Corp.	2,508	103,430

		26,673,555

Savings & Loans 0.1%
First Niagara Financial Group, Inc.	74,669	559,271

Semiconductors 1.0%
Intel Corp.	38,629	1,313,772
Lam Research Corp.	28,331	2,205,852
Marvell Technology Group, Ltd.	3,695	49,661
Micron Technology, Inc. (e)	40,591	1,343,156
NVIDIA Corp.	2,463	48,127
ON Semiconductor Corp. (e)	75,531	626,152
Teradyne, Inc.	121,254	2,231,074

		7,817,794

Semiconductors & Semiconductor Equipment 0.3%
Broadcom Corp. Class A	63,048	2,640,450

Shipbuilding 0.1%
Huntington Ingalls Industries, Inc.	4,058	429,418

Software 0.7%
Activision Blizzard, Inc.	18,896	376,975
Citrix Systems, Inc. (e)	21,046	1,351,784
Electronic Arts, Inc. (e)	59,908	2,454,431
Microsoft Corp.	28,105	1,319,530

		5,502,720

Telecommunications 2.6%
Amdocs, Ltd.	46,243	2,198,392
AT&T, Inc.	33,888	1,180,658
CenturyLink, Inc.	31,966	1,325,950
Cisco Systems, Inc.	54,370	1,330,434
Corning, Inc.	65,878	1,345,888

22	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Telecommunications (continued)
EchoStar Corp. Class A (e)	42,616	$1,991,446
Frontier Communications Corp.	409,780	2,679,961
Harris Corp.	20,086	1,397,986
Juniper Networks, Inc.	88,722	1,869,372
Level 3 Communications, Inc. (e)	22,169	1,039,948
Sprint Corp. (e)	194,294	1,152,163
T-Mobile U.S., Inc. (e)	40,775	1,190,222
Telephone & Data Systems, Inc.	9,827	251,964
Windstream Holdings, Inc.	179,002	1,875,941

		20,830,325

Textiles 0.2%
Cintas Corp.	20,139	1,474,980

Transportation 0.8%
Con-way, Inc.	46,435	2,013,886
CSX Corp.	37,014	1,318,809
FedEx Corp.	7,904	1,323,130
Golar LNG, Ltd.	2,499	140,219
Norfolk Southern Corp.	11,838	1,309,756
Ryder System, Inc.	2,335	206,577
Teekay Corp.	2,175	127,151

		6,439,528

Trucking & Leasing 0.2%
AMERCO	6,926	1,877,777

Total Common Stocks (Cost $404,211,096)		497,065,578

Exchange-Traded Funds 5.7% (f)
♦iShares Intermediate Government / Credit Bond Fund	320,567	35,541,295
iShares Russell 1000 Value Index Fund	13,574	1,387,263
S&P 500 Index—SPDR Trust Series 1	14,739	2,972,267
S&P Midcap 400 Index—Midcap SPDR Trust Series 1	11,965	3,088,406
Vanguard Mid-Cap Value	19,169	1,685,338

Total Exchange-Traded Funds (Cost $43,708,770)		44,674,569

	Principal Amount	Value
Short-Term Investments 0.3%
Repurchase Agreements 0.3%
State Street Bank and Trust Co. 0.00%, dated 10/31/14 due 11/3/14 Proceeds at Maturity $909,015 (Collateralized by Government Agency securities with rates between 1.96% and 2.14% and a maturity date of 11/7/22, with a Principal Amount of $975,000 and a Market Value of $928,971)	$909,015	$909,015
TD Securities (U.S.A.) LLC 0.09%, dated 10/31/14 due 11/3/14 Proceeds at Maturity $1,842,014 (Collateralized by a United States Treasury Bond with a rate of 3.125% and a maturity date of 2/15/43, with a Principal Amount of $1,836,600 and a Market Value of $1,878,876)	1,842,000	1,842,000

Total Short-Term Investments (Cost $2,751,015)		2,751,015

Total Investments (Cost $690,678,022) (i)	99.8%	787,605,515
Other Assets, Less Liabilities	0.2	1,502,106
Net Assets	100.0%	$789,107,621

	Contracts Short	Unrealized Appreciation (Depreciation) (g)
Futures Contracts (0.0%) ‡
United States Treasury Note December 2014 (2 Year) (h)	(21)	$(17,788)
December 2014 (5 Year) (h)	(9)	(6,920)
December 2014 (10 Year) (h)	(77)	(78,564)

Total Futures Contracts (Notional Amount $15,415,352)		$(103,272)

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of October 31, 2014.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of October 31, 2014, the total market value of these securities was $1,743,550, which represented 0.2% of the Fund’s net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments October 31, 2014 (continued)

(d)	Yankee Bond—Dollar-denominated bond issued in the United States by a foreign bank or corporation.

(e)	Non-income producing security.

(f)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(g)	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2014.

(h)	As of October 31, 2014, cash in the amount of $107,430 was on deposit with a broker for futures transactions.
(i)	As of October 31, 2014, cost was $695,709,958 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$96,331,718
Gross unrealized depreciation	(4,436,161)

Net unrealized appreciation	$91,895,557

The following abbreviation is used in the above portfolio:

SPDR—Standard & Poor’s Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of October 31, 2014, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities (b)	$—	$16,885,103	$1,743,550	$18,628,653
Corporate Bonds	—	110,929,580	—	110,929,580
Foreign Government Bonds	—	4,204,958	—	4,204,958
Mortgage-Backed Securities	—	6,531,865	—	6,531,865
U.S. Government & Federal Agencies	—	102,414,500	—	102,414,500
Yankee Bond	—	404,797	—	404,797

Total Long-Term Bonds	—	241,370,803	1,743,550	243,114,353

Common Stocks	497,065,578	—	—	497,065,578
Exchange-Traded Funds	44,674,569	—	—	44,674,569
Short-Term Investments
Repurchase Agreements	—	2,751,015	—	2,751,015

Total Investments in Securities	$541,740,147	$244,121,818	$1,743,550	$787,605,515

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts Short (c)	$(103,272)	$—	$—	$(103,272)

Total Other Financial Instruments	$(103,272)	$—	$—	$(103,272)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $1,743,550 are held in Other ABS within the Asset-Backed Securities section of the Portfolio of Investments.

(c)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2014, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

24	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

During the year ended October 31, 2014, securities with a total value of $8,032,527 transferred from Level 3 to Level 2. The transfer occurred as a result of the value of these securities being obtained from an independent pricing source using observable inputs as of October 31, 2014. As of October 31, 2013, the valuation of these securities was obtained using fair valued prices due to market quotations not being readily available.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2013	Accrued Discounts (Premiums)	Realized Gain (Loss)		Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of October 31, 2014	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at October 31, 2014 (a)
Asset-Backed Securities
Other ABS	$12,473,444	$130	$(44,286)		$24,702	$1,746,205	$(4,424,118)	$—	$(8,032,527)	$1,743,550	$24,702
Convertible Bond
Internet	18	—	(13,325	)(b)	13,307	—	—	—	—	—	—

Total	$12,473,462	$130	$(57,611)		$38,009	$1,746,205	$(4,424,118)	$—	$(8,032,527)	$1,743,550	$24,702

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(b)	At Home Corp. was removed from the books and records on March 3, 2014.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statement of Assets and Liabilities as of October 31, 2014

Assets
Investment in securities, at value (identified cost $690,678,022)	$787,605,515
Cash	1,821,581
Cash collateral on deposit at broker	107,430
Receivables:
Investment securities sold	26,312,197
Fund shares sold	2,234,640
Dividends and interest	1,661,509
Variation margin on futures contracts	23,242
Other assets	40,741

Total assets	819,806,855

Liabilities
Payables:
Investment securities purchased	28,963,094
Fund shares redeemed	827,260
Manager (See Note 3)	457,557
Transfer agent (See Note 3)	214,288
NYLIFE Distributors (See Note 3)	171,025
Shareholder communication	35,185
Professional fees	12,423
Custodian	9,108
Trustees	1,560
Accrued expenses	7,734

Total liabilities	30,699,234

Net assets	$789,107,621

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$22,594
Additional paid-in capital	631,918,687

631,941,281
Accumulated net realized gain (loss) on investments and futures transactions	60,342,119
Net unrealized appreciation (depreciation) on investments and futures contracts	96,824,221

Net assets	$789,107,621

Class A
Net assets applicable to outstanding shares	$229,459,229

Shares of beneficial interest outstanding	6,571,939

Net asset value per share outstanding	$34.91
Maximum sales charge (5.50% of offering price)	2.03

Maximum offering price per share outstanding	$36.94

Investor Class
Net assets applicable to outstanding shares	$79,169,117

Shares of beneficial interest outstanding	2,266,322

Net asset value per share outstanding	$34.93
Maximum sales charge (5.50% of offering price)	2.03

Maximum offering price per share outstanding	$36.96

Class B
Net assets applicable to outstanding shares	$35,505,705

Shares of beneficial interest outstanding	1,020,021

Net asset value and offering price per share outstanding	$34.81

Class C
Net assets applicable to outstanding shares	$84,308,257

Shares of beneficial interest outstanding	2,423,150

Net asset value and offering price per share outstanding	$34.79

Class I
Net assets applicable to outstanding shares	$303,726,850

Shares of beneficial interest outstanding	8,681,315

Net asset value and offering price per share outstanding	$34.99

Class R1
Net assets applicable to outstanding shares	$6,392,410

Shares of beneficial interest outstanding	182,936

Net asset value and offering price per share outstanding	$34.94

Class R2
Net assets applicable to outstanding shares	$47,872,010

Shares of beneficial interest outstanding	1,371,463

Net asset value and offering price per share outstanding	$34.91

Class R3
Net assets applicable to outstanding shares	$2,674,043

Shares of beneficial interest outstanding	76,636

Net asset value and offering price per share outstanding	$34.89

26	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2014

Investment Income (Loss)
Income
Dividends (a)	$9,772,069
Interest	5,395,295

Total income	15,167,364

Expenses
Manager (See Note 3)	5,102,246
Distribution/Service—Class A (See Note 3)	516,288
Distribution/Service—Investor Class (See Note 3)	191,159
Distribution/Service—Class B (See Note 3)	382,935
Distribution/Service—Class C (See Note 3)	713,294
Distribution/Service—Class R2 (See Note 3)	145,978
Distribution/Service—Class R3 (See Note 3)	16,307
Transfer agent (See Note 3)	1,269,080
Registration	101,864
Custodian	77,997
Shareholder service (See Note 3)	72,574
Professional fees	53,992
Shareholder communication	48,056
Trustees	12,710
Miscellaneous	25,833

Total expenses	8,730,313

Net investment income (loss)	6,437,051

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	65,166,617
Futures transactions	(195,187)

Net realized gain (loss) on investments and futures transactions	64,971,430

Net change in unrealized appreciation (depreciation) on:
Investments	4,479,025
Futures contracts	(103,272)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	4,375,753

Net realized and unrealized gain (loss) on investments and futures transactions	69,347,183

Net increase (decrease) in net assets resulting from operations	$75,784,234

(a)	Dividends recorded net of foreign withholding taxes in the amount of $5,641.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Statements of Changes in Net Assets

for the years ended October 31, 2014 and October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$6,437,051	$6,090,265
Net realized gain (loss) on investments and futures transactions	64,971,430	67,335,964
Net change in unrealized appreciation (depreciation) on investments and futures contracts	4,375,753	45,566,730

Net increase (decrease) in net assets resulting from operations	75,784,234	118,992,959

Dividends and distributions to shareholders:
From net investment income:
Class A	(1,933,296)	(1,638,858)
Investor Class	(577,741)	(569,070)
Class B	(14,204)	(63,741)
Class C	(28,288)	(68,264)
Class I	(3,124,349)	(3,056,963)
Class R1	(108,543)	(120,165)
Class R2	(473,728)	(453,964)
Class R3	(19,418)	(7,538)

	(6,279,567)	(5,978,563)

From net realized gain on investments:
Class A	(12,175,972)	—
Investor Class	(4,796,504)	—
Class B	(2,703,756)	—
Class C	(4,255,323)	—
Class I	(15,841,196)	—
Class R1	(710,377)	—
Class R2	(3,820,125)	—
Class R3	(201,195)	—

	(44,504,448)	—

Total dividends and distributions to shareholders	(50,784,015)	(5,978,563)

Capital share transactions:
Net proceeds from sale of shares	195,920,328	147,158,998
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	49,031,587	5,791,010
Cost of shares redeemed	(158,817,707)	(176,141,572)

Increase (decrease) in net assets derived from capital share transactions	86,134,208	(23,191,564)

Net increase (decrease) in net assets	111,134,427	89,822,832

Net Assets
Beginning of year	677,973,194	588,150,362

End of year	$789,107,621	$677,973,194

Undistributed net investment income at end of year	$—	$—

28	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2014	2013		2012		2011		2010
Net asset value at beginning of year	$33.91	$28.37		$26.03		$24.94		$22.09

Net investment income (loss) (a)	0.32	0.32		0.31		0.34		0.35
Net realized and unrealized gain (loss) on investments	3.19	5.54		2.32		1.10		2.84

Total from investment operations	3.51	5.86		2.63		1.44		3.19

Less dividends and distributions:
From net investment income	(0.31)	(0.32)		(0.29)		(0.35)		(0.34)
From net realized gain on investments	(2.20)	—		—		—		—

Total dividends and distributions	(2.51)	(0.32)		(0.29)		(0.35)		(0.34)

Net asset value at end of year	$34.91	$33.91		$28.37		$26.03		$24.94

Total investment return (b)	11.08%	20.78%		10.17%		5.79%		14.54%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.95%	1.04%		1.13%		1.31%		1.47%
Net expenses	1.13%	1.16%		1.20%		1.19%		1.25%
Portfolio turnover rate	162%	167	%(c)	209	%(c)	221	%(c)	123%
Net assets at end of year (in 000’s)	$229,459	$185,670		$140,585		$133,436		$152,963

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 163%, 202% and 218% for the years ended October 31, 2013, 2012 and 2011, respectively.

	Year ended October 31,
Investor Class	2014	2013		2012		2011		2010
Net asset value at beginning of year	$33.93	$28.39		$26.05		$24.95		$22.09

Net investment income (loss) (a)	0.27	0.27		0.26		0.29		0.30
Net realized and unrealized gain (loss) on investments	3.19	5.53		2.32		1.11		2.86

Total from investment operations	3.46	5.80		2.58		1.40		3.16

Less dividends and distributions:
From net investment income	(0.26)	(0.26)		(0.24)		(0.30)		(0.30)
From net realized gain on investments	(2.20)	—		—		—		—

Total dividends and distributions	(2.46)	(0.26)		(0.24)		(0.30)		(0.30)

Net asset value at end of year	$34.93	$33.93		$28.39		$26.05		$24.95

Total investment return (b)	10.85%	20.58%		9.92%		5.62%		14.37%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.79%	0.86%		0.94%		1.12%		1.28%
Net expenses	1.29%	1.34%		1.39%		1.38%		1.44%
Portfolio turnover rate	162%	167	%(c)	209	%(c)	221	%(c)	123%
Net assets at end of year (in 000’s)	$79,169	$73,801		$61,579		$58,345		$59,469

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 163%, 202% and 218% for the years ended October 31, 2013, 2012 and 2011, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2014	2013		2012		2011		2010
Net asset value at beginning of year	$33.82	$28.30		$25.97		$24.87		$22.02

Net investment income (loss) (a)	0.02	0.05		0.05		0.10		0.13
Net realized and unrealized gain (loss) on investments	3.18	5.51		2.31		1.10		2.84

Total from investment operations	3.20	5.56		2.36		1.20		2.97

Less dividends and distributions:
From net investment income	(0.01)	(0.04)		(0.03)		(0.10)		(0.12)
From net realized gain on investments	(2.20)	—		—		—		—

Total dividends	(2.21)	(0.04)		(0.03)		(0.10)		(0.12)

Net asset value at end of year	$34.81	$33.82		$28.30		$25.97		$24.87

Total investment return (b)	10.06%	19.66%		9.11%		4.83%		13.50%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.05%	0.15%		0.19%		0.37%		0.53%
Net expenses	2.04%	2.10%		2.14%		2.13%		2.19%
Portfolio turnover rate	162%	167	%(c)	209	%(c)	221	%(c)	123%
Net assets at end of year (in 000’s)	$35,506	$41,749		$49,835		$61,438		$70,778

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 163%, 202% and 218% for the years ended October 31, 2013, 2012 and 2011, respectively.

	Year ended October 31,
Class C	2014	2013		2012		2011		2010
Net asset value at beginning of year	$33.81	$28.29		$25.96		$24.86		$22.01

Net investment income (loss) (a)	0.01	0.03		0.05		0.10		0.13
Net realized and unrealized gain (loss) on investments	3.18	5.53		2.31		1.10		2.84

Total from investment operations	3.19	5.56		2.36		1.20		2.97

Less dividends and distributions:
From net investment income	(0.01)	(0.04)		(0.03)		(0.10)		(0.12)
From net realized gain on investments	(2.20)	—		—		—		—

Total dividends and distributions	(2.21)	(0.04)		(0.03)		(0.10)		(0.12)

Net asset value at end of year	$34.79	$33.81		$28.29		$25.96		$24.86

Total investment return (b)	10.03%	19.67%		9.11%		4.83%		13.51%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.04%	0.11%		0.19%		0.37%		0.53%
Net expenses	2.04%	2.09%		2.14%		2.13%		2.19%
Portfolio turnover rate	162%	167	%(c)	209	%(c)	221	%(c)	123%
Net assets at end of year (in 000’s)	$84,308	$65,110		$52,876		$56,010		$62,892

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 163%, 202% and 218% for the years ended October 31, 2013, 2012 and 2011, respectively.

30	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2014	2013		2012		2011		2010
Net asset value at beginning of year	$33.97	$28.42		$26.08		$24.99		$22.12

Net investment income (loss) (a)	0.41	0.41		0.38		0.41		0.41
Net realized and unrealized gain (loss) on investments	3.21	5.54		2.32		1.10		2.86

Total from investment operations	3.62	5.95		2.70		1.51		3.27

Less dividends and distributions:
From net investment income	(0.40)	(0.40)		(0.36)		(0.42)		(0.40)
From net realized gain on investments	(2.20)	—		—		—		—

Total dividends and distributions	(2.60)	(0.40)		(0.36)		(0.42)		(0.40)

Net asset value at end of year	$34.99	$33.97		$28.42		$26.08		$24.99

Total investment return (b)	11.37%	21.07%		10.43%		6.04%		14.90%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.21%	1.30%		1.38%		1.56%		1.73%
Net expenses	0.88%	0.91%		0.95%		0.94%		1.00%
Portfolio turnover rate	162%	167	%(c)	209	%(c)	221	%(c)	123%
Net assets at end of year (in 000’s)	$303,727	$244,477		$227,707		$208,772		$219,406

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 163%, 202% and 218% for the years ended October 31, 2013, 2012 and 2011, respectively.

	Year ended October 31,
Class R1	2014	2013		2012		2011		2010
Net asset value at beginning of year	$33.93	$28.39		$26.05		$24.96		$22.10

Net investment income (loss) (a)	0.38	0.37		0.35		0.38		0.39
Net realized and unrealized gain (loss) on investments	3.19	5.54		2.32		1.10		2.85

Total from investment operations	3.57	5.91		2.67		1.48		3.24

Less dividends and distributions:
From net investment income	(0.36)	(0.37)		(0.33)		(0.39)		(0.38)
From net realized gain on investments	(2.20)	—		—		—		—

Total dividends and distributions	(2.56)	(0.37)		(0.33)		(0.39)		(0.38)

Net asset value at end of year	$34.94	$33.93		$28.39		$26.05		$24.96

Total investment return (b)	11.24%	20.94%		10.33%		5.94%		14.75%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.12%	1.20%		1.28%		1.46%		1.64%
Net expenses	0.97%	1.01%		1.05%		1.04%		1.10%
Portfolio turnover rate	162%	167	%(c)	209	%(c)	221	%(c)	123%
Net assets at end of year (in 000’s)	$6,392	$10,881		$9,441		$20,337		$19,660

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 163%, 202% and 218% for the years ended October 31, 2013, 2012 and 2011, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R2	2014	2013		2012		2011		2010
Net asset value at beginning of year	$33.90	$28.37		$26.03		$24.94		$22.08

Net investment income (loss) (a)	0.29	0.30		0.28		0.31		0.33
Net realized and unrealized gain (loss) on investments	3.20	5.52		2.33		1.10		2.85

Total from investment operations	3.49	5.82		2.61		1.41		3.18

Less dividends and distributions:
From net investment income	(0.28)	(0.29)		(0.27)		(0.32)		(0.32)
From net realized gain on investments	(2.20)	—		—		—		—

Total dividends and distributions	(2.48)	(0.29)		(0.27)		(0.32)		(0.32)

Net asset value at end of year	$34.91	$33.90		$28.37		$26.03		$24.94

Total investment return (b)	10.97%	20.62%		10.06%		5.68%		14.47%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.85%	0.95%		1.03%		1.21%		1.38%
Net expenses	1.23%	1.26%		1.30%		1.29%		1.35%
Portfolio turnover rate	162%	167	%(c)	209	%(c)	221	%(c)	123%
Net assets at end of year (in 000’s)	$47,872	$53,833		$45,799		$41,344		$41,429

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 163%, 202% and 218% for the years ended October 31, 2013, 2012 and 2011, respectively.

	Year ended October 31,
Class R3	2014	2013		2012		2011		2010
Net asset value at beginning of year	$33.89	$28.36		$26.03		$24.93		$22.08

Net investment income (loss) (a)	0.20	0.17		0.21		0.24		0.27
Net realized and unrealized gain (loss) on investments	3.20	5.58		2.32		1.12		2.84

Total from investment operations	3.40	5.75		2.53		1.36		3.11

Less dividends and distributions:
From net investment income	(0.20)	(0.22)		(0.20)		(0.26)		(0.26)
From net realized gain on investments	(2.20)	—		—		—		—

Total dividends and distributions	(2.40)	(0.22)		(0.20)		(0.26)		(0.26)

Net asset value at end of year	$34.89	$33.89		$28.36		$26.03		$24.93

Total investment return (b)	10.67%	20.36%		9.76%		5.47%		14.16%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.61%	0.54%		0.77%		0.92%		1.12%
Net expenses	1.47%	1.50%		1.55%		1.54%		1.59%
Portfolio turnover rate	162%	167	%(c)	209	%(c)	221	%(c)	123%
Net assets at end of year (in 000’s)	$2,674	$2,451		$329		$234		$168

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 163%, 202% and 218% for the years ended October 31, 2013, 2012 and 2011, respectively.

32	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Balanced Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. The Fund is the successor of the MainStay Balanced Fund, a series of Eclipse Funds (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on May 25, 2012. All information regarding and references to periods prior to May 25, 2012 relate to the Predecessor Fund.

The Fund currently offers eight classes of shares. Class I shares commenced operations on May 1, 1989. Class C shares commenced operations on December 30, 2002. Class A, Class B, Class R1 and Class R2 shares commenced operations on January 2, 2004. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions of such shares made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The eight classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the full Board for its review and ratification, if appropriate, at its next regularly scheduled meeting immediately after such action.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs

33

Notes to Financial Statements (continued)

reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The aggregate value by input level, as of October 31, 2014, for the Fund’s assets or liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent valuation uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. For the year ended October 31, 2014, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or

Subadvisors reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2014, the Fund held securities with a value of $1,743,550 that were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisors. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisors, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisors might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities

34	MainStay Balanced Fund

may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisors measure the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisors may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value. As of October 31, 2014, the Fund did not hold any illiquid securities.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-

line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisors to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisors will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to market price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract.

35

Notes to Financial Statements (continued)

Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute securities lending at any time without notice when deemed appropriate. The Fund did not have any portfolio securities on loan as of October 31, 2014.

(J)  Dollar Rolls.  The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where MBS are “to be announced,” therefore, the Fund accounts for these transactions as purchases and sales. The securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

(K)  Concentration of Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(M)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund invested in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of October 31, 2014:

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$(103,272)	$(103,272)

Total Fair Value		$(103,272)	$(103,272)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

36	MainStay Balanced Fund

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2014:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(195,187)	$(195,187)

Total Realized Gain (Loss)		$(195,187)	$(195,187)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(103,272)	$(103,272)

Total Change in Unrealized Appreciation (Depreciation)		$(103,272)	$(103,272)

Number of Contracts, Notional Amounts or Shares/Units

	Interest Rate Contracts Risk	Total
Futures Contracts Short (Average number of contracts)	$(96)	$(96)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. New York Life Investments is also responsible for the day-to-day portfolio management of the fixed-income portion of the Fund. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the equity portion of the Fund and is responsible for the day-to-day portfolio management of the equity portion of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”)

between New York Life Investments and Cornerstone Holdings, New York Life Investments pays for the services of the Subadvisor.

On May 1, 2014, the portfolio managers from New York Life Investments who managed the day-to-day fixed-income investment operations of the Fund transitioned from an unincorporated division within New York Life Investments to a newly-organized direct, wholly-owned subsidiary of New York Life named NYL Investors LLC (“NYL Investors” or “Subadvisor” and, together with Cornerstone Holdings, the “Subadvisors”). The Board approved the appointment of NYL Investors as subadvisor to the Fund at meetings held April 1–3, 2014. The Board also approved a new Subadvisory Agreement between New York Life Investments and NYL Investors. Under the supervision of New York Life Investments, NYL Investors is responsible for the portfolio management of the appropriate portion of the Fund, including making the specific decisions about buying, selling and holding securities within the appropriate portion of the Fund.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% up to $1 billion; 0.65% from $1 billion to $2 billion; and 0.60% in excess of $2 billion. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.70% for the year ended October 31, 2014.

For the year ended October 31, 2014, New York Life Investments earned fees from the Fund in the amount of $5,102,246.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R1 shares are not subject to a distribution and/or service fee.

37

Notes to Financial Statements (continued)

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates, or independent third party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

Shareholder service fees incurred by the Fund for the year ended October 31, 2014, were as follows:

Class R1	$10,922
Class R2	58,391
Class R3	3,261

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A and Investor Class shares were $53,930 and $30,339, respectively, for the year ended October 31, 2014. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $1,165, $30,786 and $6,815, respectively, for the year ended October 31, 2014.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2014, were as follows:

Class A	$270,515
Investor Class	229,257
Class B	114,847
Class C	213,787
Class I	345,415
Class R1	14,336
Class R2	76,653
Class R3	4,270

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2014, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$23,490,134	$41,780,649	$—	$91,895,557	$157,166,340

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, Real Estate Investment Trusts (REITs), return of capital distributions received and mark to market of futures contracts.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2014 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(157,484)	$157,484	$—

The reclassifications for the Fund are primarily due to distribution redesignations, return of capital distributions received and adjustment for REITs.

The tax character of distributions paid during the years ended October 31, 2014 and October 31, 2013 shown in the Statements of Changes in Net Assets was as follows:

	2014	2013
Distributions paid from:
Ordinary Income	$19,763,340	$5,978,563
Long-Term Capital Gain	31,020,675	—
Total	$50,784,015	$5,978,563

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 5, 2014, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum amount of $700,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds

38	MainStay Balanced Fund

based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 4, 2015, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 5, 2014, the aggregate commitment amount was $300,000,000 with an optional maximum amount of $400,000,000. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the year ended October 31, 2014.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2014, purchases and sales of U.S. government securities were $257,428 and $257,875, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $972,532 and $921,734, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2014:
Shares sold	1,586,967	$53,522,587
Shares issued to shareholders in reinvestment of dividends and distributions	423,696	13,661,189
Shares redeemed	(1,146,024)	(38,730,391)

Net increase (decrease) in shares outstanding before conversion	864,639	28,453,385
Shares converted into Class A (See Note 1)	268,357	8,995,536
Shares converted from Class A (See Note 1)	(36,420)	(1,238,074)

Net increase (decrease)	1,096,576	$36,210,847

Year ended October 31, 2013:
Shares sold	1,014,440	$32,027,993
Shares issued to shareholders in reinvestment of dividends and distributions	49,847	1,536,626
Shares redeemed	(852,636)	(26,472,486)

Net increase (decrease) in shares outstanding before conversion	211,651	7,092,133
Shares converted into Class A (See Note 1)	334,569	10,546,274
Shares converted from Class A (See Note 1)	(26,076)	(842,245)

Net increase (decrease)	520,144	$16,796,162

Investor Class	Shares	Amount
Year ended October 31, 2014:
Shares sold	237,510	$7,990,239
Shares issued to shareholders in reinvestment of dividends and distributions	166,363	5,361,343
Shares redeemed	(292,148)	(9,829,672)

Net increase (decrease) in shares outstanding before conversion	111,725	3,521,910
Shares converted into Investor Class (See Note 1)	202,328	6,789,192
Shares converted from Investor Class (See Note 1)	(223,122)	(7,503,493)

Net increase (decrease)	90,931	$2,807,609

Year ended October 31, 2013:
Shares sold	208,426	$6,529,403
Shares issued to shareholders in reinvestment of dividends and distributions	18,448	566,117
Shares redeemed	(272,410)	(8,462,868)

Net increase (decrease) in shares outstanding before conversion	(45,536)	(1,367,348)
Shares converted into Investor Class (See Note 1)	269,835	8,412,135
Shares converted from Investor Class (See Note 1)	(218,310)	(6,923,680)

Net increase (decrease)	5,989	$121,107

Class B	Shares	Amount
Year ended October 31, 2014:
Shares sold	136,806	$4,573,482
Shares issued to shareholders in reinvestment of dividends and distributions	82,436	2,637,955
Shares redeemed	(221,830)	(7,412,892)

Net increase (decrease) in shares outstanding before conversion	(2,588)	(201,455)
Shares converted from Class B (See Note 1)	(211,857)	(7,043,161)

Net increase (decrease)	(214,445)	$(7,244,616)

Year ended October 31, 2013:
Shares sold	175,992	$5,517,270
Shares issued to shareholders in reinvestment of dividends and distributions	2,104	60,121
Shares redeemed	(343,261)	(10,628,908)

Net increase (decrease) in shares outstanding before conversion	(165,165)	(5,051,517)
Shares converted from Class B (See Note 1)	(361,110)	(11,192,484)

Net increase (decrease)	(526,275)	$(16,244,001)

39

Notes to Financial Statements (continued)

Class C	Shares	Amount
Year ended October 31, 2014:
Shares sold	647,622	$21,779,352
Shares issued to shareholders in reinvestment of dividends and distributions	108,222	3,462,402
Shares redeemed	(258,648)	(8,630,835)

Net increase (decrease)	497,196	$16,610,919

Year ended October 31, 2013:
Shares sold	300,371	$9,510,731
Shares issued to shareholders in reinvestment of dividends and distributions	1,860	53,161
Shares redeemed	(245,236)	(7,608,811)

Net increase (decrease)	56,995	$1,955,081

Class I	Shares	Amount
Year ended October 31, 2014:
Shares sold	2,277,536	$77,250,701
Shares issued to shareholders in reinvestment of dividends and distributions	575,053	18,593,983
Shares redeemed	(1,367,280)	(45,895,065)

Net increase (decrease)	1,485,309	$49,949,619

Year ended October 31, 2013:
Shares sold	2,284,335	$72,117,230
Shares issued to shareholders in reinvestment of dividends and distributions	97,294	2,994,694
Shares redeemed	(3,196,924)	(101,954,134)

Net increase (decrease)	(815,295)	$(26,842,210)

Class R1	Shares	Amount
Year ended October 31, 2014:
Shares sold	49,029	$1,650,503
Shares issued to shareholders in reinvestment of dividends and distributions	25,408	818,920
Shares redeemed	(212,192)	(7,349,016)

Net increase (decrease)	(137,755)	$(4,879,593)

Year ended October 31, 2013:
Shares sold	41,989	$1,317,447
Shares issued to shareholders in reinvestment of dividends and distributions	3,905	120,165
Shares redeemed	(57,776)	(1,824,144)

Net increase (decrease)	(11,882)	$(386,532)

Class R2	Shares	Amount
Year ended October 31, 2014:
Shares sold	816,542	$27,594,390
Shares issued to shareholders in reinvestment of dividends and distributions	132,791	4,275,206
Shares redeemed	(1,165,844)	(39,336,420)

Net increase (decrease)	(216,511)	$(7,466,824)

Year ended October 31, 2013:
Shares sold	576,282	$18,020,425
Shares issued to shareholders in reinvestment of dividends and distributions	14,760	452,588
Shares redeemed	(617,662)	(18,948,959)

Net increase (decrease)	(26,620)	$(475,946)

Class R3	Shares	Amount
Year ended October 31, 2014:
Shares sold	45,927	$1,559,074
Shares issued to shareholders in reinvestment of dividends and distributions	6,859	220,589
Shares redeemed	(48,467)	(1,633,416)

Net increase (decrease)	4,319	$146,247

Year ended October 31, 2013:
Shares sold	68,182	$2,118,499
Shares issued to shareholders in reinvestment of dividends and distributions	238	7,538
Shares redeemed	(7,700)	(241,262)

Net increase (decrease)	60,720	$1,884,775

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2014, events and transactions subsequent to October 31, 2014, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

40	MainStay Balanced Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Balanced Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Balanced Fund of MainStay Funds Trust as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2014

41

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $31,020,675 as long term capital gain distributions.

For the fiscal year ended October 31, 2014, the Fund designated approximately $7,206,623 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2014, should be multiplied by 33.4% to arrive at the amount eligible for the corporate dividends received deduction.

In February 2015, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2014. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2014.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

42	MainStay Balanced Fund

Board of Trustees and Officers (Unaudited)

The Board of Trustees oversees the actions of the MainStay Group of Funds (which is comprised of Funds that are series of the MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay DefinedTerm Municipal Opportunities Fund) (collectively the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s), and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal.

Under the Retirement Policy, a Board Member must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board Members. Information pertaining to the Board Members and officers is set forth below. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Board Members are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Board Members	John Y. Kim* 9/24/60	Indefinite; The MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008.***	Vice Chairman (since January 2014) and Chief Investment Officer (since 2011), New York Life Insurance Company; President, Investments Group—New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management Holdings LLC (since 2008); Chairman of the Board of Managers (since 2008) and Chief Executive Officer (2008 to 2013), New York Life Investment Management LLC; Member of the Board, MCF Capital Management LLC (since 2012), Private Advisors LLC (since 2010); MacKay Shields LLC and Madison Capital Funding LLC (since 2008); and Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012)	82

MainStay VP Funds Trust:
Trustee since 2008 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

43

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	82

MainStay VP Funds Trust:

Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; The MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82

MainStay VP Funds Trust:

Chairman since 2013 and Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011;

Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	82

MainStay VP Funds Trust:

Trustee since 2006 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; The MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82

MainStay VP Funds Trust:

Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

44	MainStay Balanced Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40	Indefinite; The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (since 2008); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, University of California—San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011)	82

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 1994 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

	John A. Weisser 10/22/41	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	82

MainStay VP Funds Trust:

Trustee since 1997 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

45

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since January 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Senior Managing Director (since 2012) and Chairman of the Board (since 2008), NYLIM Service Company LLC; Senior Managing Director (since 2005) and Co-President (since January 2014), New York Life Investment Management LLC; President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012))
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, The MainStay Funds and MainStay Funds Trust (since 2014)	Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Assistant Secretary, MainStay VP Funds Trust (2010 to 2014)**, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014); Associate, Dechert LLP (2006 to 2010)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**; Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Insurance Company, New York Life Investment Management LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

46	MainStay Balanced Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Alternative

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2014 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1630705 MS360-14	MSBL11-12/14 (NYLIM) NL231

MainStay U.S. Small Cap Fund

Message from the President and Annual Report

October 31, 2014

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Message from the President

U.S. stocks saw relatively strong results for the 12 months ended October 31, 2014, with several leading U.S. stock indices recording double-digit returns. Despite geopolitical unrest and global economic uncertainty, domestic stocks benefited from accommodative central bank policies, increased merger and acquisition activity and solid corporate earnings.

In the United States, growth stocks outpaced value stocks at all capitalization levels except the very smallest, according to Russell data. Among stocks that Russell deemed defensive, however, the trend reversed, with value tending to outperform growth.

On the whole, international stocks provided disappointing performance during the 12-month reporting period, with returns for leading international stock indices ranging from nearly flat to negative. Increasing investor uncertainty about Europe, China and Japan contributed to the weakness, as did continuing tensions between Russia and Ukraine.

In Europe, slowing growth in gross domestic product (GDP) fueled deflation concerns, and remarks by the European Central Bank were not able to restore market confidence. The slowing pace of growth in China affected many countries, especially export-oriented emerging markets. Japan’s economy struggled after a consumer tax hike in April 2014 led to questions about the viability of the nation’s economic reforms.

For the most part, bond markets provided positive returns, with strong results from convertible bonds and emerging-market bonds overall. The Federal Open Market Committee kept the federal funds target rate in a range near zero throughout the reporting period. This accommodative stance benefited high-yield bonds and leveraged loans as investors searched for yield. The demand for municipal bonds remained consistently strong throughout the reporting period and municipal bond returns were strengthened as supply declined year-over-year.

If there’s anything certain about the stock and bond markets, it’s that there will always be unpredictable elements. This poses a difficult—but not insurmountable—challenge for investors. At MainStay Funds, our portfolio managers seek to prepare for the unknown by employing time-tested strategies and investment techniques as they pursue well-defined investment objectives outlined in the prospectus. Drawing on their own extensive investment experience, they pursue an appropriate balance of risk and reward for their respective Funds, no matter where the markets may move.

The report that follows shows how this approach affected your MainStay Fund during the 12 months ended October 31, 2014. We encourage you to read the report carefully and use it as you evaluate the progress of your investment portfolio. With increasing knowledge, ongoing portfolio adjustments and wise decisions along the way, you may be better able to pursue your long-range financial goals.

We thank you for choosing MainStay Funds, and we are pleased to have earned your trust. We know that with trust comes responsibility; and we will seek to honor that responsibility for as long as you invest with us.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2014

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2.76 8.75%	14.36 15.66%	7.02 7.62%	1.31 1.31%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2.50 8.46	14.07 15.36	6.86 7.46	1.61 1.61
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	2.66 7.66	14.26 14.49	6.65 6.65	2.36 2.36
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	6.66 7.66	14.50 14.50	6.66 6.66	2.36 2.36
Class I Shares	No Sales Charge		9.05	15.98	8.01	1.05
Class R1 Shares[4]	No Sales Charge		8.93	15.86	7.90	1.15
Class R2 Shares[4]	No Sales Charge		8.67	15.57	7.63	1.41

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class R1 and Class R2 shares, first offered on July 31, 2012, include the historical performance of Class I shares through July 30, 2012, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for the newer classes would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
Russell 2500TM Index[5]	10.23%	18.40%	9.68%
Average Lipper Small-Cap Core Fund[6]	7.69	16.30	8.61

5.

The Russell 2500TM Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500TM Index is subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2500TM Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.	The average Lipper small-cap core fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. Diversified Equity small-cap ceiling. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have average characteristics compared to the S&P SmallCap 600 Index. This average is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay U.S. Small Cap Fund

Cost in Dollars of a $1,000 Investment in MainStay U.S. Small Cap Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2014, to October 31, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2014, to October 31, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/14	Ending Account Value (Based on Actual Returns and Expenses) 10/31/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/14	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,056.20	$6.43	$1,019.00	$6.31

Investor Class Shares	$1,000.00	$1,055.00	$7.82	$1,017.60	$7.68

Class B Shares	$1,000.00	$1,051.20	$11.68	$1,013.80	$11.47

Class C Shares	$1,000.00	$1,050.70	$11.68	$1,013.80	$11.47

Class I Shares	$1,000.00	$1,057.70	$5.13	$1,020.20	$5.04

Class R1 Shares	$1,000.00	$1,057.40	$5.65	$1,019.71	$5.55

Class R2 Shares	$1,000.00	$1,055.90	$6.89	$1,018.50	$6.77

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.24% for Class A, 1.51% for Investor Class, 2.26% for Class B and Class C, 0.99% for Class I, 1.09% for Class R1 and 1.33% for Class R2) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Industry Composition as of October 31, 2014 (Unaudited)

Banks	10.7%
Health Care Equipment & Supplies	7.9
Machinery	6.3
Hotels, Restaurants & Leisure	5.5
Health Care Providers & Services	4.7
Thrifts & Mortgage Finance	4.5
Specialty Retail	4.2
Semiconductors & Semiconductor Equipment	3.6
Chemicals	3.2
Textiles, Apparel & Luxury Goods	3.0
Building Products	2.8
Software	2.7
Real Estate Investment Trusts	2.6
Aerospace & Defense	2.5
Electronic Equipment, Instruments & Components	2.4
IT Services	2.4
Electric Utilities	2.3
Auto Components	2.1
Multi-Utilities	2.1
Energy Equipment & Services	1.9
Communications Equipment	1.7

Diversified Consumer Services	1.6%
Food Products	1.5
Containers & Packaging	1.4
Capital Markets	1.3
Food & Staples Retailing	1.3
Media	1.3
Diversified Telecommunication Services	1.2
Paper & Forest Products	1.2
Household Durables	1.1
Internet Software & Services	1.1
Road & Rail	1.1
Commercial Services & Supplies	1.0
Life Sciences Tools & Services	0.9
Diversified Financial Services	0.8
Construction Materials	0.5
Professional Services	0.5
Short-Term Investment	2.7
Other Assets, Less Liabilities	0.4

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2014 (excluding short-term investment) (Unaudited)

1.	Vectren Corp.

2.	Iconix Brand Group, Inc.

3.	Integra LifeSciences Holdings Corp.

4.	Investors Bancorp, Inc.

5.	Mueller Industries, Inc.
6.	WellCare Health Plans, Inc.

7.	BankUnited, Inc.

8.	Woodward, Inc.

9.	Harmonic, Inc.

10.	Armstrong World Industries, Inc.

8	MainStay U.S. Small Cap Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers David Pearl, Michael Welhoelter, CFA, and Janet K. Navon of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay U.S. Small Cap Fund perform relative to its primary benchmark and peers for the 12 months ended October 31, 2014?

Excluding all sales charges, MainStay U.S. Small Cap Fund returned 8.75% for Class A shares, 8.46% for Investor Class shares, and 7.66% for Class B and Class C shares for the 12 months ended October 31, 2014. Over the same period, Class I shares returned 9.05%, Class R1 shares returned 8.93% and Class R2 shares returned 8.67%. For the 12 months ended October 31, 2014, all share classes underperformed the 10.23% return of the Russell 2500™ Index,1 which is the Fund’s primary broad-based securities-market index. Over the same period, Class A, Investor Class, Class I, Class R1 and Class R2 shares outperformed—and Class B and Class C shares underperformed—the 7.69% return of the average Lipper2 small-cap core fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund had strong absolute returns but underperformed the Russell 2500™ Index for the 12 months ended October 31, 2014. The largest positive contributors to relative performance were stock selection in the consumer discretionary sector and a less-than-benchmark weight in the energy sector. Stock selection in the industrials and information technology sectors were the most significant detractors from relative performance. In addition, the Fund’s generally lower-than-benchmark capitalization detracted from relative performance, as smaller-capitalization stocks underperformed larger-capitalization stocks.

During the reporting period, which sectors were the strongest contributors to the Fund’s relative performance and which sectors were particularly weak?

Stock selection in the consumer discretionary sector, a less-than-benchmark weight in the energy sector and stock selection in the utilities sectors helped the Fund’s relative performance. Stock selection in industrials and information technology were the most significant detractors from relative performance. In a rising market, the Fund’s cash position also detracted.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

Among the stocks with the strongest contribution to absolute performance were Curtiss-Wright, Vectren and Brinker International. (Contributions take weightings and total returns into account.) Commercial, industrial and defense company Curtiss-

Wright advanced as the company reported better-than-expected results and announced plans to increase its share repurchase program. Shares of utility company Vectren advanced after the company posted strong results and updated guidance during the reporting period. Shares of international hospitality company Brinker rose after the company reported an increase in revenue and adjusted earnings per share during the reporting period.

Among the stocks that detracted from absolute performance the most were Express, Big 5 Sporting Goods and Harsco. Specialty apparel company Express came under pressure after the company’s profit decreased in a highly promotional retail apparel environment. Big 5 Sporting Goods lowered its earnings guidance for the year because of a drop-off in firearm and ammunition sales, while very unfavorable weather led to lower-than-expected sales of seasonal items. Shares of scaffolding services provider Harsco Corporation declined after the company lowered its earnings guidance for 2014.

Did the Fund make any significant purchases or sales during the reporting period?

Several positions were added to the Fund during the reporting period, including NorthStar Realty Finance, which has transformed itself since the financial crisis from primarily a mortgage originator to an owner of a diversified portfolio of properties, and life-science research company Bio-Rad Laboratories, whose products and systems identify, separate, analyze and purify complex chemicals and biologicals.

Notable sales during the reporting period included biopharmaceutical company Alkermes, whose stock price had advanced significantly, and investment advisory firm Waddell & Reed, which has experienced senior-level turnover.

How did the Fund’s sector weightings change during the reporting period?

We increased the Fund’s exposure to financials and information technology during the reporting period, while the largest reduction in exposure occurred in the industrials and health care sectors. These moves were the result of stock specific decisions and not top-down predictions for individual sectors.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2014, the Fund’s most significantly overweight position relative to the Russell 2500™ Index was in the consumer discretionary sector. As of the same date, the Fund’s most significantly underweight positions were in the financials and energy sectors.

1.	See footnote on page 6 for more information on the Russell 2500™ Index.
2.	See footnote on page 6 for more information on Lipper Inc.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments October 31, 2014

	Shares	Value

Common Stocks 96.9%†
Aerospace & Defense 2.5%
Curtiss-Wright Corp.	71,320	$4,936,057
Hexcel Corp. (a)	196,605	8,235,784

		13,171,841

Auto Components 2.1%
Dana Holding Corp.	253,705	5,190,804
Visteon Corp. (a)	60,450	5,676,255

		10,867,059

Banks 10.7%
Bank of Hawaii Corp.	118,650	6,946,957
♦BankUnited, Inc.	309,480	9,253,452
CVB Financial Corp.	345,687	5,454,941
First Financial Bancorp	244,390	4,286,601
♦Investors Bancorp, Inc.	974,801	10,479,111
Texas Capital Bancshares, Inc. (a)	67,250	4,112,338
Umpqua Holdings Corp.	380,158	6,690,781
ViewPoint Financial Group, Inc.	332,050	9,055,003

		56,279,184

Building Products 2.8%
♦Armstrong World Industries, Inc. (a)	187,680	9,087,466
Simpson Manufacturing Co., Inc.	178,890	5,917,681

		15,005,147

Capital Markets 1.3%
Diamond Hill Investment Group, Inc.	50,650	6,786,594

Chemicals 3.2%
Chemtura Corp. (a)	171,250	3,988,413
Flotek Industries, Inc. (a)	280,290	6,211,226
Innophos Holdings, Inc.	116,150	6,620,550

		16,820,189

Commercial Services & Supplies 1.0%
Herman Miller, Inc.	165,844	5,307,008

Communications Equipment 1.7%
♦Harmonic, Inc. (a)	1,367,585	9,121,792

Construction Materials 0.5%
United States Lime & Minerals, Inc.	40,800	2,860,488

Containers & Packaging 1.4%
Silgan Holdings, Inc.	145,360	7,145,898

Diversified Consumer Services 1.6%
Service Corp. International	382,200	8,358,714

	Shares	Value
Diversified Financial Services 0.8%
CBOE Holdings, Inc.	70,030	$4,127,568

Diversified Telecommunication Services 1.2%
Lumos Networks Corp.	357,775	6,153,730

Electric Utilities 2.3%
Great Plains Energy, Inc.	252,700	6,805,211
Westar Energy, Inc.	147,650	5,582,646

		12,387,857

Electronic Equipment, Instruments & Components 2.4%
National Instruments Corp.	180,884	5,730,405
OSI Systems, Inc. (a)	94,985	6,732,537

		12,462,942

Energy Equipment & Services 1.9%
Dril-Quip, Inc. (a)	58,900	5,298,055
Oil States International, Inc. (a)	81,370	4,861,044

		10,159,099

Food & Staples Retailing 1.3%
SpartanNash Co.	296,793	6,651,131

Food Products 1.5%
B&G Foods, Inc.	261,500	7,703,790

Health Care Equipment & Supplies 7.9%
Greatbatch, Inc. (a)	97,822	4,909,686
♦Integra LifeSciences Holdings Corp. (a)	205,112	10,483,274
Sirona Dental Systems, Inc. (a)	79,388	6,235,927
Teleflex, Inc.	77,850	8,884,242
Tornier N.V. (a)	105,948	2,961,247
Wright Medical Group, Inc. (a)	256,467	8,109,487

		41,583,863

Health Care Providers & Services 4.7%
Bio-Reference Laboratories, Inc. (a)	231,800	6,963,272
U.S. Physical Therapy, Inc.	182,915	7,892,782
♦WellCare Health Plans, Inc. (a)	145,100	9,847,937

		24,703,991

Hotels, Restaurants & Leisure 5.5%
Brinker International, Inc.	166,775	8,945,811
Life Time Fitness, Inc. (a)	156,205	8,711,553
Monarch Casino & Resort, Inc. (a)	313,946	5,107,901
Papa John’s International, Inc.	129,487	6,054,812

		28,820,077

Household Durables 1.1%
M/I Homes, Inc. (a)	275,910	5,943,101

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2014, excluding short-term investment. May be subject to change daily.

10	MainStay U.S. Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Internet Software & Services 1.1%
Monster Worldwide, Inc. (a)	997,204	$3,849,208
Travelzoo, Inc. (a)	154,680	2,024,761

		5,873,969

IT Services 2.4%
EVERTEC, Inc.	284,180	6,450,886
Forrester Research, Inc.	160,012	6,445,283

		12,896,169

Life Sciences Tools & Services 0.9%
Bio-Rad Laboratories, Inc. Class A (a)	43,070	4,859,157

Machinery 6.3%
John Bean Technologies Corp.	218,550	6,549,943
Kennametal, Inc.	26,406	1,019,536
♦Mueller Industries, Inc.	316,950	10,288,197
Mueller Water Products, Inc. Class A	650,300	6,418,461
♦Woodward, Inc.	178,380	9,134,840

		33,410,977

Media 1.3%
Morningstar, Inc.	101,810	6,948,533

Multi-Utilities 2.1%
♦Vectren Corp.	241,130	10,838,793

Paper & Forest Products 1.2%
KapStone Paper and Packaging Corp. (a)	200,810	6,176,916

Professional Services 0.5%
Resources Connection, Inc.	187,028	2,893,323

Real Estate Investment Trusts 2.6%
Blackstone Mortgage Trust, Inc. Class A	180,650	5,043,748
CubeSmart	149,900	3,155,395
NorthStar Realty Finance Corp.	288,850	5,366,833

		13,565,976

Road & Rail 1.1%
Werner Enterprises, Inc.	210,850	5,806,809

Semiconductors & Semiconductor Equipment 3.6%
Cypress Semiconductor Corp. (a)	666,160	6,601,646
Teradyne, Inc.	276,390	5,085,576
Veeco Instruments, Inc. (a)	209,385	7,535,766

		19,222,988

Software 2.7%
CommVault Systems, Inc. (a)	119,561	5,301,335
Rovi Corp. (a)	423,300	8,838,504

		14,139,839

	Shares	Value
Specialty Retail 4.2%
Big 5 Sporting Goods Corp.	357,000	$4,394,670
Brown Shoe Co., Inc.	208,100	5,533,379
CST Brands, Inc.	204,580	7,825,185
Express, Inc. (a)	291,500	4,363,755

		22,116,989

Textiles, Apparel & Luxury Goods 3.0%
♦Iconix Brand Group, Inc. (a)	269,600	10,786,696
Steven Madden, Ltd. (a)	156,450	4,904,707

		15,691,403

Thrifts & Mortgage Finance 4.5%
Brookline Bancorp, Inc.	632,150	6,062,318
Capitol Federal Financial, Inc.	470,400	6,025,824

Northwest Bancshares, Inc.	506,690	6,500,833
Trustco Bank Corp.	723,080	5,278,485

		23,867,460

Total Common Stocks (Cost $391,312,398)		510,730,364

	Principal Amount
Short-Term Investment 2.7%
Repurchase Agreement 2.7%
State Street Bank and Trust Co. 0.00%, dated 10/31/14 due 11/3/14 Proceeds at Maturity $14,456,769 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 1.96% and a maturity date of 11/7/22, with a Principal Amount of $15,630,000 and a Market Value of $14,746,483)	$14,456,769	14,456,769

Total Short-Term Investment (Cost $14,456,769)		14,456,769

Total Investments (Cost $405,769,167) (b)	99.6%	525,187,133
Other Assets, Less Liabilities	0.4	2,097,611
Net Assets	100.0%	$527,284,744

(a)	Non-income producing security.

(b)	As of October 31, 2014, cost was $406,132,376 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$127,765,874
Gross unrealized depreciation	(8,711,117)

Net unrealized appreciation	$119,054,757

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2014 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2014, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$510,730,364	$—	$—	$510,730,364
Short-Term Investment
Repurchase Agreement	—	14,456,769	—	14,456,769

Total Investments in Securities	$510,730,364	$14,456,769	$—	$525,187,133

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2014, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2014, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12	MainStay U.S. Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2014

Assets
Investment in securities, at value (identified cost $405,769,167)	$525,187,133
Receivables:
Investment securities sold	7,355,340
Fund shares sold	254,594
Dividends	154,557
Other assets	41,728

Total assets	532,993,352

Liabilities
Payables:
Investment securities purchased	4,645,849
Fund shares redeemed	408,317
Manager (See Note 3)	362,319
Transfer agent (See Note 3)	161,722
NYLIFE Distributors (See Note 3)	81,645
Shareholder communication	30,410
Professional fees	8,500
Custodian	1,120
Trustees	1,048
Accrued expenses	7,678

Total liabilities	5,708,608

Net assets	$527,284,744

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$20,430
Additional paid-in capital	496,007,011

496,027,441
Accumulated net realized gain (loss) on investments	(88,160,663)
Net unrealized appreciation (depreciation) on investments	119,417,966

Net assets	$527,284,744

Class A
Net assets applicable to outstanding shares	$128,443,321

Shares of beneficial interest outstanding	4,989,310

Net asset value per share outstanding	$25.74
Maximum sales charge (5.50% of offering price)	1.50

Maximum offering price per share outstanding	$27.24

Investor Class
Net assets applicable to outstanding shares	$87,738,653

Shares of beneficial interest outstanding	3,439,296

Net asset value per share outstanding	$25.51
Maximum sales charge (5.50% of offering price)	1.48

Maximum offering price per share outstanding	$26.99

Class B
Net assets applicable to outstanding shares	$26,053,882

Shares of beneficial interest outstanding	1,103,201

Net asset value and offering price per share outstanding	$23.62

Class C
Net assets applicable to outstanding shares	$21,325,691

Shares of beneficial interest outstanding	903,183

Net asset value and offering price per share outstanding	$23.61

Class I
Net assets applicable to outstanding shares	$263,613,236

Shares of beneficial interest outstanding	9,991,019

Net asset value and offering price per share outstanding	$26.39

Class R1
Net assets applicable to outstanding shares	$71,368

Shares of beneficial interest outstanding	2,710

Net asset value and offering price per share outstanding	$26.34

Class R2
Net assets applicable to outstanding shares	$38,593

Shares of beneficial interest outstanding	1,502

Net asset value and offering price per share outstanding (a)	$25.70

(a)	The difference in the NAV recalculation and NAV stated is caused by rounding differences.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the year ended October 31, 2014

Investment Income (Loss)
Income
Dividends	$8,383,176

Expenses
Manager (See Note 3)	4,887,649
Distribution/Service—Class A (See Note 3)	329,068
Distribution/Service—Investor Class (See Note 3)	217,035
Distribution/Service—Class B (See Note 3)	287,252
Distribution/Service—Class C (See Note 3)	216,756
Distribution/Service—Class R2 (See Note 3)	93
Transfer agent (See Note 3)	954,062
Registration	100,068
Professional fees	56,563
Shareholder communication	42,963
Custodian	17,666
Trustees	10,230
Shareholder service (See Note 3)	98
Miscellaneous	21,884

Total expenses	7,141,387

Net investment income (loss)	1,241,789

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	60,867,031
Net change in unrealized appreciation (depreciation) on investments	(13,933,514)

Net realized and unrealized gain (loss) on investments	46,933,517

Net increase (decrease) in net assets resulting from operations	$48,175,306

14	MainStay U.S. Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2014 and October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,241,789	$(611,261)
Net realized gain (loss) on investments	60,867,031	57,468,184
Net change in unrealized appreciation (depreciation) on investments	(13,933,514)	81,421,939

Net increase (decrease) in net assets resulting from operations	48,175,306	138,278,862

Dividends to shareholders:
From net investment income:
Class A	—	(246,233)
Investor Class	—	(66,939)
Class B	—	(29,746)
Class C	—	(16,528)
Class I	—	(914,424)
Class R1	—	(134)
Class R2	—	(68)

Total dividends to shareholders	—	(1,274,072)

Capital share transactions:
Net proceeds from sale of shares	87,114,181	148,864,604
Net asset value of shares issued to shareholders in reinvestment of dividends	—	1,228,134
Cost of shares redeemed	(190,234,859)	(68,786,053)

Increase (decrease) in net assets derived from capital share transactions	(103,120,678)	81,306,685

Net increase (decrease) in net assets	(54,945,372)	218,311,475

Net Assets
Beginning of year	582,230,116	363,918,641

End of year	$527,284,744	$582,230,116

Distributions in excess of net investment income at end of year	$—	$(1,421,746)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2014	2013	2012	2011	2010
Net asset value at beginning of year	$23.67	$17.38	$16.21	$15.36	$12.51

Net investment income (loss) (a)	0.05	(0.02)	0.06	0.07	(0.00)‡
Net realized and unrealized gain (loss) on investments	2.02	6.36	1.11	0.83	2.85

Total from investment operations	2.07	6.34	1.17	0.90	2.85

Less dividends:
From net investment income	—	(0.05)	—	(0.05)	—

Net asset value at end of year	$25.74	$23.67	$17.38	$16.21	$15.36

Total investment return (b)	8.75%	36.59%	7.22%	5.86%	22.78%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.21%	(0.10%)	0.32%	0.43%	(0.02%)
Net expenses	1.24%	1.30%	1.38%	1.36%	1.48%
Portfolio turnover rate	36%	38%	32%	45%	49%
Net assets at end of year (in 000’s)	$128,443	$129,496	$83,047	$89,115	$97,707

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Investor Class	2014	2013	2012		2011	2010
Net asset value at beginning of year	$23.52	$17.29	$16.17		$15.35	$12.52

Net investment income (loss) (a)	(0.02)	(0.08)	(0.00	)‡	0.03	(0.03)
Net realized and unrealized gain (loss) on investments	2.01	6.33	1.12		0.82	2.86

Total from investment operations	1.99	6.25	1.12		0.85	2.83

Less dividends:
From net investment income	—	(0.02)	—		(0.03)	—

Net asset value at end of year	$25.51	$23.52	$17.29		$16.17	$15.35

Total investment return (b)	8.46%	36.16%	6.93%		5.55%	22.60%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.07%)	(0.38%)	(0.00	%)(c)	0.17%	(0.20%)
Net expenses	1.52%	1.60%	1.68%		1.63%	1.63%
Expenses (before waiver/reimbursement)	1.52%	1.60%	1.68%		1.66%	1.81%
Portfolio turnover rate	36%	38%	32%		45%	49%
Net assets at end of year (in 000’s)	$87,739	$85,662	$67,818		$68,152	$67,217

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Less than one-hundredth of a percent.

16	MainStay U.S. Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2014	2013	2012	2011	2010
Net asset value at beginning of year	$21.94	$16.25	$15.32	$14.62	$12.02

Net investment income (loss) (a)	(0.18)	(0.21)	(0.12)	(0.09)	(0.12)
Net realized and unrealized gain (loss) on investments	1.86	5.92	1.05	0.79	2.72

Total from investment operations	1.68	5.71	0.93	0.70	2.60

Less dividends:
From net investment income	—	(0.02)	—	(0.00)‡	—

Net asset value at end of year	$23.62	$21.94	$16.25	$15.32	$14.62

Total investment return (b)	7.66%	35.15%	6.07%	4.81%	21.63%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.80%)	(1.11%)	(0.73%)	(0.57%)	(0.93%)
Net expenses	2.27%	2.35%	2.43%	2.38%	2.38%
Expenses (before waiver/reimbursement)	2.27%	2.35%	2.43%	2.41%	2.56%
Portfolio turnover rate	36%	38%	32%	45%	49%
Net assets at end of year (in 000’s)	$26,054	$30,879	$29,832	$37,309	$43,744

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Class C	2014	2013	2012	2011	2010
Net asset value at beginning of year	$21.93	$16.24	$15.31	$14.62	$12.01

Net investment income (loss) (a)	(0.19)	(0.22)	(0.12)	(0.09)	(0.12)
Net realized and unrealized gain (loss) on investments	1.87	5.93	1.05	0.78	2.73

Total from investment operations	1.68	5.71	0.93	0.69	2.61

Less dividends:
From net investment income	—	(0.02)	—	(0.00)‡	—

Net asset value at end of year	$23.61	$21.93	$16.24	$15.31	$14.62

Total investment return (b)	7.66%	35.18%	6.07%	4.74%	21.73%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.82%)	(1.13%)	(0.74%)	(0.57%)	(0.91%)
Net expenses	2.27%	2.35%	2.43%	2.38%	2.38%
Expenses (before waiver/reimbursement)	2.27%	2.35%	2.43%	2.41%	2.56%
Portfolio turnover rate	36%	38%	32%	45%	49%
Net assets at end of year (in 000’s)	$21,326	$21,323	$16,036	$17,589	$19,944

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2014	2013	2012	2011	2010
Net asset value at beginning of year	$24.20	$17.76	$16.53	$15.67	$12.72

Net investment income (loss) (a)	0.12	0.03	0.10	0.10	0.04
Net realized and unrealized gain (loss) on investments	2.07	6.51	1.13	0.86	2.91

Total from investment operations	2.19	6.54	1.23	0.96	2.95

Less dividends:
From net investment income	—	(0.10)	—	(0.10)	—

Net asset value at end of year	$26.39	$24.20	$17.76	$16.53	$15.67

Total investment return (b)	9.05%	36.99%	7.44%	6.11%	23.19%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.47%	0.15%	0.57%	0.60%	0.30%
Net expenses	0.99%	1.04%	1.13%	1.10%	1.17%
Expenses (before waiver/reimbursement)	0.99%	1.04%	1.13%	1.10%	1.23%
Portfolio turnover rate	36%	38%	32%	45%	49%
Net assets at end of year (in 000’s)	$263,613	$314,781	$167,135	$173,456	$152,227

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

	Year ended October 31,		July 31, 2012** through October 31, 2012
Class R1	2014	2013
Net asset value at beginning of period	$24.18	$17.76	$17.05

Net investment income (loss) (a)	0.09	0.01	(0.00	)‡
Net realized and unrealized gain (loss) on investments	2.07	6.50	0.71

Total from investment operations	2.16	6.51	0.71

Less dividends:
From net investment income	—	(0.09)	—

Net asset value at end of period	$26.34	$24.18	$17.76

Total investment return (b)	8.93%	36.82%	4.16	% (c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.34%	0.04%	(0.03	%)††
Net expenses	1.09%	1.14%	1.26	% ††
Portfolio turnover rate	36%	38%	32%
Net assets at end of period (in 000’s)	$71	$55	$26

**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

18	MainStay U.S. Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,		July 31, 2012** through October 31, 2012
Class R2	2014	2013
Net asset value at beginning of period	$23.65	$17.37	$16.69

Net investment income (loss) (a)	0.03	(0.04)	(0.01)
Net realized and unrealized gain (loss) on investments	2.02	6.37	0.69

Total from investment operations	2.05	6.33	0.68

Less dividends:
From net investment income	—	(0.05)	—

Net asset value at end of period	$25.70	$23.65	$17.37

Total investment return (b)	8.67%	36.50%	4.07	% (c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.12%	(0.18%)	(0.27	%)††
Net expenses	1.34%	1.40%	1.51	% ††
Portfolio turnover rate	36%	38%	32%
Net assets at end of period (in 000’s)	$39	$36	$26

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay U.S. Small Cap Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. The Fund is the successor of the MainStay U.S. Small Cap Fund, a series of Eclipse Funds (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on May 25, 2012. All information regarding and references to periods prior to May 25, 2012 relate to the Predecessor Fund.

The Fund currently offers seven classes of shares. Class I shares commenced operations on January 12, 1987. Class A and Class B shares commenced operations on January 2, 2004. Class C shares commenced operations on December 30, 2002. Investor Class shares commenced operations on February 28, 2008. Class R1 and R2 shares commenced operations on July 31, 2012. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1 and Class R2 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The seven classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1 and Class R2 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the full Board for its review and ratification, if appropriate, at its next regularly scheduled meeting immediately after such action.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs

20	MainStay U.S. Small Cap Fund

reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The aggregate value by input level, as of October 31, 2014, for the Fund’s assets or liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Broker Dealer Quotes	• Reported Trades
• Two-sided markets	• Issuer Spreads
• Bids/Offers	• Benchmark securities
• Industry and economic events	• Reference Data (corporate actions or material event notices)
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent valuation uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. For the year ended October 31, 2014, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2014, the Fund did not hold any securities that were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and

21

Notes to Financial Statements (continued)

distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute securities lending at any time without notice when deemed appropriate. The Fund did not have any portfolio securities on loan as of October 31, 2014.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Epoch Investment Partners, Inc. (“Epoch” or

22	MainStay U.S. Small Cap Fund

“Subadvisor”), a registered investment adviser, is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.85% up to $1 billion and 0.80% in excess of $1 billion. The effective management fee rate was 0.85% for the year ended October 31, 2014. For the year ended October 31, 2014, New York Life Investments earned fees from the Fund in the amount of $4,887,649.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

In accordance with the Shareholder Services Plans for the Class R1 and Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1 and Class R2 shares. For its services, the Manager is entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1 and Class R2 shares. This is in addition to any fees paid under a distribution plan, where applicable.

Shareholder service fees incurred by the Fund for the year ended October 31, 2014, were as follows:

Class R1	$61
Class R2	37

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A and Investor

Class shares were $33,239 and $25,807, respectively, for the year ended October 31, 2014. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $9,129, $13, $24,553 and $2,025, respectively, for the year ended October 31, 2014.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2014, were as follows:

Class A	$132,570
Investor Class	325,608
Class B	107,776
Class C	81,303
Class I	306,706
Class R1	62
Class R2	37

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2014, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class A	$5,478	0.0	%‡
Class I	72,839,677	27.6
Class R1	38,814	54.4
Class R2	38,593	100.0

‡	Less than one-tenth of a percent.

Note 4–Federal Income Tax

As of October 31, 2014, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$(87,797,454)	$—	$119,054,757	$31,257,303

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, Real Estate Investment Trusts (REITs) and return of capital distributions received.

23

Notes to Financial Statements (continued)

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2014 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$179,957	$12,677	$(192,634)

The reclassifications for the Fund are primarily due to a net operating loss.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2014, for federal income tax purposes, capital loss carryforwards of $87,797,454 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2016 2017	$40,144 47,653	$	— —
Total	$87,797		$—

The Fund utilized $60,513,256 of capital loss carryforwards during the year ended October 31, 2014.

The tax character of distributions paid during the years ended October 31, 2014 and October 31, 2013 shown in the Statements of Changes in Net Assets was as follows:

	2014	2013
Distributions paid from:
Ordinary Income	$—	$1,274,072

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 5, 2014, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum amount of $700,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 4, 2015, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 5, 2014, the aggregate commitment amount was $300,000,000 with an optional maximum amount of $400,000,000. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the year ended October 31, 2014.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2014, purchases and sales of securities, other than short-term securities, were $202,802 and $314,205, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2014:
Shares sold	693,423	$17,182,009
Shares redeemed	(1,343,458)	(33,335,859)

Net increase (decrease) in shares outstanding before conversion	(650,035)	(16,153,850)
Shares converted into Class A (See Note 1)	214,103	5,378,158
Shares converted from Class A (See Note 1)	(45,584)	(1,129,895)

Net increase (decrease)	(481,516)	$(11,905,587)

Year ended October 31, 2013:
Shares sold	1,353,510	$28,455,458
Shares issued to shareholders in reinvestment of dividends and distributions	12,300	220,891
Shares redeemed	(1,005,993)	(20,637,248)

Net increase (decrease) in shares outstanding before conversion	359,817	8,039,101
Shares converted into Class A (See Note 1)	347,452	7,354,384
Shares converted from Class A (See Note 1)	(15,471)	(336,837)

Net increase (decrease)	691,798	$15,056,648

24	MainStay U.S. Small Cap Fund

Investor Class	Shares	Amount
Year ended October 31, 2014:
Shares sold	243,086	$5,969,147
Shares redeemed	(474,273)	(11,674,570)

Net increase (decrease) in shares outstanding before conversion	(231,187)	(5,705,423)
Shares converted into Investor Class (See Note 1)	214,178	5,313,479
Shares converted from Investor Class (See Note 1)	(185,570)	(4,629,779)

Net increase (decrease)	(202,579)	$(5,021,723)

Year ended October 31, 2013:
Shares sold	284,892	$5,857,752
Shares issued to shareholders in reinvestment of dividends and distributions	3,748	66,651
Shares redeemed	(525,297)	(10,627,318)

Net increase (decrease) in shares outstanding before conversion	(236,657)	(4,702,915)
Shares converted into Investor Class (See Note 1)	246,917	5,005,930
Shares converted from Investor Class (See Note 1)	(291,800)	(6,183,345)

Net increase (decrease)	(281,540)	$(5,880,330)

Class B	Shares	Amount
Year ended October 31, 2014:
Shares sold	138,712	$3,161,185
Shares redeemed	(229,651)	(5,278,938)

Net increase (decrease) in shares outstanding before conversion	(90,939)	(2,117,753)
Shares converted from Class B (See Note 1)	(213,370)	(4,931,963)

Net increase (decrease)	(304,309)	$(7,049,716)

Year ended October 31, 2013:
Shares sold	175,299	$3,364,971
Shares issued to shareholders in reinvestment of dividends and distributions	1,699	28,401
Shares redeemed	(297,541)	(5,663,434)

Net increase (decrease) in shares outstanding before conversion	(120,543)	(2,270,062)
Shares converted from Class B (See Note 1)	(308,279)	(5,840,132)

Net increase (decrease)	(428,822)	$(8,110,194)

Class C	Shares	Amount
Year ended October 31, 2014:
Shares sold	151,293	$3,438,941
Shares redeemed	(220,224)	(5,034,216)

Net increase (decrease)	(68,931)	$(1,595,275)

Year ended October 31, 2013:
Shares sold	164,688	$3,221,450
Shares issued to shareholders in reinvestment of dividends and distributions	797	13,318
Shares redeemed	(180,754)	(3,425,875)

Net increase (decrease)	(15,269)	$(191,107)

Class I	Shares	Amount
Year ended October 31, 2014:
Shares sold	2,281,286	$57,350,687
Shares redeemed	(5,297,646)	(134,911,108)

Net increase (decrease)	(3,016,360)	$(77,560,421)

Year ended October 31, 2013:
Shares sold	4,898,733	$107,929,298
Shares issued to shareholders in reinvestment of dividends and distributions	48,996	898,671
Shares redeemed	(1,348,719)	(28,414,625)

Net increase (decrease)	3,599,010	$80,413,344

Class R1	Shares	Amount
Year ended October 31, 2014:
Shares sold	462	$12,212
Shares redeemed	(7)	(168)

Net increase (decrease)	455	$12,044

Year ended October 31, 2013:
Shares sold	1,538	$35,675
Shares issued to shareholders in reinvestment of dividends and distributions	8	134
Shares redeemed	(757)	(17,553)

Net increase (decrease)	789	$18,256

Class R2	Shares	Amount
Year ended October 31, 2013 (a):
Shares issued to shareholders in reinvestment of dividends and distributions	4	$68

Net increase (decrease)	4	$68

(a)	For the year ended October 31, 2014, there was no share activity.

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2014, events and transactions subsequent to October 31, 2014, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

25

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay U.S. Small Cap Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay U.S. Small Cap Fund of MainStay Funds Trust as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2014

26	MainStay U.S. Small Cap Fund

Federal Income Tax Information

(Unaudited)

In February 2015, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2014. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2014.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

27

Board of Trustees and Officers (Unaudited)

The Board of Trustees oversees the actions of the MainStay Group of Funds (which is comprised of Funds that are series of the MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay DefinedTerm Municipal Opportunities Fund) (collectively the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s), and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal.

Under the Retirement Policy, a Board Member must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board Members. Information pertaining to the Board Members and officers is set forth below. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Board Members are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Board Members	John Y. Kim* 9/24/60	Indefinite; The MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008.***	Vice Chairman (since January 2014) and Chief Investment Officer (since 2011), New York Life Insurance Company; President, Investments Group—New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management Holdings LLC (since 2008); Chairman of the Board of Managers (since 2008) and Chief Executive Officer (2008 to 2013), New York Life Investment Management LLC; Member of the Board, MCF Capital Management LLC (since 2012), Private Advisors LLC (since 2010); MacKay Shields LLC and Madison Capital Funding LLC (since 2008); and Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012)	82

MainStay VP Funds Trust:
Trustee since 2008 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

28	MainStay U.S. Small Cap Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	82

MainStay VP Funds Trust:

Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; The MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82

MainStay VP Funds Trust:

Chairman since 2013 and Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011;

Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	82

MainStay VP Funds Trust:

Trustee since 2006 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; The MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82

MainStay VP Funds Trust:

Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

29

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40	Indefinite; The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (since 2008); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, University of California—San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011)	82

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 1994 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

	John A. Weisser 10/22/41	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	82

MainStay VP Funds Trust:

Trustee since 1997 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

30	MainStay U.S. Small Cap Fund

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since January 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Senior Managing Director (since 2012) and Chairman of the Board (since 2008), NYLIM Service Company LLC; Senior Managing Director (since 2005) and Co-President (since January 2014), New York Life Investment Management LLC; President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012))
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, The MainStay Funds and MainStay Funds Trust (since 2014)	Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Assistant Secretary, MainStay VP Funds Trust (2010 to 2014)**, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014); Associate, Dechert LLP (2006 to 2010)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**; Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Insurance Company, New York Life Investment Management LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

31

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Alternative

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2014 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1630185 MS360-14	MSUSC11-12/14 (NYLIM) NL227

MainStay New York Tax Free Opportunities Fund

Message from the President and Annual Report

October 31, 2014

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Message from the President

U.S. stocks saw relatively strong results for the 12 months ended October 31, 2014, with several leading U.S. stock indices recording double-digit returns. Despite geopolitical unrest and global economic uncertainty, domestic stocks benefited from accommodative central bank policies, increased merger and acquisition activity and solid corporate earnings.

In the United States, growth stocks outpaced value stocks at all capitalization levels except the very smallest, according to Russell data. Among stocks that Russell deemed defensive, however, the trend reversed, with value tending to outperform growth.

On the whole, international stocks provided disappointing performance during the 12-month reporting period, with returns for leading international stock indices ranging from nearly flat to negative. Increasing investor uncertainty about Europe, China and Japan contributed to the weakness, as did continuing tensions between Russia and Ukraine.

In Europe, slowing growth in gross domestic product (GDP) fueled deflation concerns, and remarks by the European Central Bank were not able to restore market confidence. The slowing pace of growth in China affected many countries, especially export-oriented emerging markets. Japan’s economy struggled after a consumer tax hike in April 2014 led to questions about the viability of the nation’s economic reforms.

For the most part, bond markets provided positive returns, with strong results from convertible bonds and emerging-market bonds overall. The Federal Open Market Committee kept the federal funds target rate in a range near zero throughout the reporting period. This accommodative stance benefited high-yield bonds and leveraged loans as investors searched for yield. The demand for municipal bonds remained consistently strong throughout the reporting period and municipal bond returns were strengthened as supply declined year-over-year.

If there’s anything certain about the stock and bond markets, it’s that there will always be unpredictable elements. This poses a difficult—but not insurmountable—challenge for investors. At MainStay Funds, our portfolio managers seek to prepare for the unknown by employing time-tested strategies and investment techniques as they pursue well-defined investment objectives outlined in the prospectus. Drawing on their own extensive investment experience, they pursue an appropriate balance of risk and reward for their respective Funds, no matter where the markets may move.

The report that follows shows how this approach affected your MainStay Fund during the 12 months ended October 31, 2014. We encourage you to read the report carefully and use it as you evaluate the progress of your investment portfolio. With increasing knowledge, ongoing portfolio adjustments and wise decisions along the way, you may be better able to pursue your long-range financial goals.

We thank you for choosing MainStay Funds, and we are pleased to have earned your trust. We know that with trust comes responsibility; and we will seek to honor that responsibility for as long as you invest with us.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2014

Class	Sales Charge		One Year	Since Inception (5/14/12)	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	8.11 13.21%	3.30 5.25%	0.93 0.93%
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	7.87 12.95	3.14 5.08	1.16 1.16
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	11.66 12.66	4.81 4.81	1.41 1.41
Class I Shares	No Sales Charge		13.37	5.53	0.68

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Since Inception
Barclays New York Municipal Bond Index[3]	7.58%	3.43%
Average Lipper New York Municipal Debt Fund[4]	8.67	2.92

3.	The Barclays New York Municipal Bond Index is a market value-weighted index of New York investment grade tax exempt fixed-rate municipal bonds with maturities of one year or more. The Barclays New York Municipal Bond Index is the Fund’s broad-based securities market index for comparison purposes. Results assume the reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The average Lipper New York municipal debt fund is representative of funds that, by portfolio practice, limit assets to those securities that are exempt from taxation in New York (double tax-exempt) or a city in New York (triple tax-exempt). This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay New York Tax Free Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay New York Tax Free Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2014, to October 31, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2014, to October 31, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/14	Ending Account Value (Based on Actual Returns and Expenses) 10/31/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/14	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,060.80	$3.90	$1,021.40	$3.82

Investor Class Shares	$1,000.00	$1,059.30	$4.36	$1,021.00	$4.28

Class C Shares	$1,000.00	$1,057.90	$5.60	$1,019.80	$5.50

Class I Shares	$1,000.00	$1,061.10	$2.60	$1,022.70	$2.55

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.75% for Class A, 0.84% for Investor Class, 1.08% for Class C and 0.50% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Industry Composition as of October 31, 2014 (Unaudited)

General	22.5%
Development	17.9
Higher Education	14.7
Medical	10.1
Tobacco Settlement	6.9
General Obligation	6.6
Facilities	4.5
Transportation	4.0
Single Family Housing	2.2
Airport	2.1

Water	2.1%
Education	1.8
Nursing Homes	1.6
School District	1.3
Utilities	1.3
Power	0.3
Unaffiliated Investment Company	0.2
Other Assets, Less Liabilities	–0.1

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of October 31, 2014 (excluding short-term investment) (Unaudited)

1.	New York Liberty Development Corp., World Trade Center, Revenue Bonds, 5.00%–7.25%, due 11/15/40–11/15/44

2.	Guam Government, Revenue Bonds, 5.375%–6.50%, due 12/1/24–11/1/40

3.	Nassau County Tobacco Settlement Corp., Asset-Backed, Revenue Bonds, 5.00%–5.125%, due 6/1/35–6/1/46

4.	Puerto Rico Infrastructure Financing Authority, Revenue Bonds, 5.50%, due 7/1/17–7/1/24

5.	New York State Dormitory Authority, Memorial Sloan-Kettering Cancer Center, Revenue Bonds, 5.00%, due 7/1/41
6.	Build NYC Resource Corp., YMCA of Greater New York, Revenue Bonds, 5.00%, due 8/1/32–8/1/42

7.	Hudson Yards Infrastructure Corp., Revenue Bonds. 5.25%–5.75%, due 2/15/47

8.	Build NYC Resource Corp., Royal Charter Properties, Revenue Bonds, 4.75%, due 12/15/32

9.	Dutchess County Industrial Development Agency, Bard College Civic Facility, Revenue Bonds, 5.00%, due 8/1/46

10.	New York City Industrial Development Agency, Pilot-Queens Baseball Stadium, Revenue Bonds, 5.00%–6.375%, due 1/1/36–1/1/39

8	MainStay New York Tax Free Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden and Scott Sprauer of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay New York Tax Free Opportunities Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2014?

Excluding all sales charges, MainStay New York Tax Free Opportunities Fund returned 13.21% for Class A shares, 12.95% for Investor Class shares and 12.66% for Class C shares for the 12 months ended October 31, 2014. Over the same period, Class I shares returned 13.37%. All share classes outperformed the 7.58% return of the Barclays New York Municipal Bond Index,1 which is the Fund’s primary broad-based securities-market index, as well as the 8.67% return of the average Lipper2 New York municipal debt fund for the 12 months ended October 31, 2014. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund had a longer duration3 than its peers for much of the reporting period. This had a positive impact on performance as interest rates trended lower. The Fund was also positioned with an emphasis on lower-investment-grade and below-investment-grade bonds (The Fund can opportunistically invest up to 20% of its net assets in below-investment-grade bonds.) This positioning performed well as credit spreads4 tightened significantly. In addition, the Fund’s decision to buy only monoline insured5 credits in its reentry into the Puerto Rico market proved advantageous, as insured Puerto Rico bonds saw price increases during the reporting period, while uninsured Puerto Rico bonds saw price declines.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

At times during the reporting period, the Fund was hedged with a short position in the 10-year U.S. Treasury futures contract. The Fund favored longer-duration municipal securities because of the steep yield curve and our constructive view of the municipal market, and the Fund used the futures hedge to reduce interest-rate volatility. This futures contract detracted from performance during the reporting period.

What was the Fund’s duration strategy during the reporting period?

The Fund’s duration is targeted to be in a neutral range relative to the municipal bonds in which the Fund can invest, as outlined in the Prospectus. At times, depending on conditions in the municipal market, seasonal technicals (supply and demand) and our outlook for what lies ahead, we may adjust the Fund’s duration modestly shorter or longer than that of the Barclays New York Municipal Bond Index. The Fund’s modified duration to worst6 was longer than the Index at the beginning of the reporting period but was gradually reduced during the first 10 months of 2014 and ended the reporting period at 5.4 years.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

Municipal price declines during the second half of 2013, which were exacerbated by diminished capital commitment to the markets by broker/dealers and banks, provided an opportunity to reposition the Fund in several ways. The Fund was able to book tax losses to offset prior realized gains. We also sought to improve the overall structure of the Fund, including coupon, maturity and call provisions. In addition, the Fund reentered the Puerto Rico market via purchases of monoline insured bonds at discounted prices, which helped increase the Fund’s monthly tax-exempt income.

During the reporting period, which market segments were the strongest positive contributors to the Fund’s performance and which market segments were particularly weak?

The Fund was positioned with a longer-maturity, lower-rating profile than the Barclays New York Municipal Bond Index. (The Index contains only investment-grade New York municipal bonds.) Overall, this strategy contributed positively during the reporting period, as credit spreads for lower-quality investment-grade and below-investment-grade bonds outperformed those of high-quality bonds. (Contributions take weightings and total returns into account.) In addition, longer maturities appreciated more than shorter maturities (less than 10 years) as the yield

1.	See footnote on page 6 for more information on the Barclays New York Municipal Bond Index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.
5.	Monoline insurance is a form of credit enhancement designed to provide bondholders with an extra measure of protection, often in the form of a credit wrap. Typically, the insurer carries a higher credit rating than the issuer of the bond.
6.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.
7.	The yield curve is a line that plots the yields of various securities of similar quality–typically U.S. Treasury issues–across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

9

curve7 flattened. This trend was broad-based, spanning the entire municipal universe of sectors. Specifically, the Fund increased exposure to insured Puerto Rico credits and various Guam-backed bonds. These were among the Fund’s best-performing positions.

Did the Fund make any significant purchases or sales during the reporting period?

Because the Fund remains focused on diversification and liquidity, no individual purchase or sale would be considered significant. In aggregate, however, the Fund increased its exposure to Guam bonds from 6.0% to 9.2% and to insured Puerto Rico bonds from zero to 7.5%.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund’s sector weightings did not materially change. The prevalent sectors in the Fund, such as dedicated tax, higher education, industrial development revenue/pollution control revenue, health care and other revenue, reflect our objective to construct a reasonably well-diversified Fund. We also look to include exposure to infrequent municipal issuers, with a bias toward individual security selection as opposed to a top-down approach to portfolio construction. Our expectation is that the scarcity value8 of those infrequent issuers would enhance the performance of those specific bonds over time.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2014, the Fund was overweight relative to the Barclays New York Municipal Bond Index in bonds with maturities of 15 years or longer. The Fund was also overweight relative to the Index in credits rated BBB9 and had an approximate exposure of 18% to below-investment-grade credits. As of the same date, the Fund maintained underweight positions relative to the Barclay’s New York Municipal Bond Index in AAA-rated securities and bonds with maturities of less than 10 years.

8.	Scarcity value is value added to a security by desirable characteristics–such as atypical yield, unusual protective covenants or rare availability–that tend to be difficult to find in the marketplace.
9.	An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. It is the opinion of S&P, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation than would be the case for debt in higher-rated categories. An obligation rated ‘AAA’ has the highest rating assigned by S&P, and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay New York Tax Free Opportunities Fund

Portfolio of Investments October 31, 2014

	Principal Amount	Value

Municipal Bonds 99.9%†
Airport 2.1%
Antonio B Won Pat International Airport Authority, Guam Airport, Revenue Bonds
Series C 6.00%, due 10/1/23 (a)	$500,000	$568,300
Series C, Insured: AGM 6.00%, due 10/1/34 (a)	1,000,000	1,177,870
Niagara Frontier Transportation Authority, Revenue Bonds 5.00%, due 4/1/29 (a)	325,000	368,134

		2,114,304

Development 17.9%
Buffalo & Erie County Industrial Land Development Corp., Buffalo State College Foundation Housing, Revenue Bonds Series A 5.375%, due 10/1/41	855,000	947,434
♦Build NYC Resource Corp., YMCA of Greater New York, Revenue Bonds
5.00%, due 8/1/32	1,000,000	1,098,500
5.00%, due 8/1/42	1,000,000	1,084,390
Dobbs Ferry Local Development Corp., Mercy College Project, Revenue Bonds 5.00%, due 7/1/39	1,000,000	1,120,770
Dutchess County Local Development Corp., Revenue Bonds
Series A 5.00%, due 7/1/34	500,000	557,995
Series A 5.00%, due 7/1/44	1,250,000	1,367,162
Hempstead Town Local Development Corp., Adelphi University Project, Revenue Bonds Series B 5.25%, due 2/1/39	475,000	511,523
Monroe County Industrial Development Corp., St. John Fisher College, Revenue Bonds Series A 5.50%, due 6/1/39	115,000	129,152
New York City Industrial Development Agency, Liberty Interactive Corp., Revenue Bonds 5.00%, due 9/1/35	1,700,000	1,737,689
New York City Industrial Development Agency, Revenue Bonds Series A 5.00%, due 7/1/28 (a)	1,500,000	1,646,385

	Principal Amount	Value

Development (continued)
New York Liberty Development Corp., Bank of America, Revenue Bonds
Class 2 5.625%, due 7/15/47	$1,050,000	$1,193,524
Class 3 6.375%, due 7/15/49	545,000	618,384
♦ New York Liberty Development Corp., World Trade Center, Revenue Bonds
Class 2 5.00%, due 9/15/43	1,040,000	1,153,745
Class 3 5.00%, due 3/15/44	500,000	539,075
Class 2 5.375%, due 11/15/40	1,500,000	1,540,845
7.25%, due 11/15/44	500,000	538,165
Port Authority of New York & New Jersey, JFK International Airport, Revenue Bonds
5.50%, due 12/1/31	600,000	691,110
6.00%, due 12/1/42	520,000	604,256
Westchester County Local Development Corp., Pace University, Revenue Bonds Series A 5.50%, due 5/1/42	1,000,000	1,136,340

		18,216,444

Education 1.8%
Riverhead Industrial Development Agency, Revenue Bonds 7.00%, due 8/1/43	1,500,000	1,782,225

Facilities 4.5%
♦Build NYC Resource Corp., Royal Charter Properties, Revenue Bonds Insured: AGM 4.75%, due 12/15/32	2,000,000	2,156,280
Puerto Rico Public Buildings Authority, Revenue Bonds Series H, Insured: AMBAC 5.50%, due 7/1/16	500,000	514,945
Territory of Guam, Unlimited General Obligation
Series A 6.75%, due 11/15/29	1,175,000	1,326,892
Series A 7.00%, due 11/15/39	500,000	578,440

		4,576,557

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of October 31, 2014. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2014 (continued)

	Principal Amount	Value

Municipal Bonds (continued)
General 22.5%
Build NYC Resource Corp., Bronx Charter School For Excellence, Revenue Bonds Series A 5.50%, due 4/1/43	$750,000	$807,743
♦Guam Government, Revenue Bonds
Series A 5.375%, due 12/1/24	1,000,000	1,106,950
Series A 6.50%, due 11/1/40	2,000,000	2,377,460
♦Hudson Yards Infrastructure Corp., Revenue Bonds
Series A 5.25%, due 2/15/47	1,400,000	1,557,374
Series A 5.75%, due 2/15/47	525,000	605,288
♦New York City Industrial Development Agency, Pilot-Queens Baseball Stadium, Revenue Bonds
Insured: AMBAC 5.00%, due 1/1/36	830,000	853,887
Insured: AMBAC 5.00%, due 1/1/39	510,000	523,816
Insured: GTY 6.375%, due 1/1/39	500,000	582,985
New York City Industrial Development Agency, United Jewish Appeal, Revenue Bonds 5.00%, due 7/1/34	1,000,000	1,125,670
New York City Industrial Development Agency, Yankee Stadium, Revenue Bonds
Insured: GTY (zero coupon), due 3/1/40	380,000	120,859
Insured: GTY (zero coupon), due 3/1/44	500,000	130,105
Insured: GTY (zero coupon), due 3/1/46	3,250,000	769,243
Insured: GTY (zero coupon), due 3/1/47	1,015,000	229,461
New York City Transitional Finance Authority Future Tax Secured, Revenue Bonds Series F-1 5.00%, due 5/1/28	500,000	563,015
New York City Transitional Finance Authority, Revenue Bonds 6.00%, due 7/15/38	500,000	580,580
New York City Trust for Cultural Resources, American Museum National History, Revenue Bonds 5.00%, due 7/1/41	1,000,000	1,144,580

	Principal Amount	Value

General (continued)
New York City Trust for Cultural Resources, Lincoln Center, Revenue Bonds Series A-1 0.07%, due 12/1/35 (b)	$1,000,000	$1,000,000
Puerto Rico Convention Center District Authority, Revenue Bonds Series A, Insured: AMBAC 5.00%, due 7/1/18	1,000,000	1,002,470
♦Puerto Rico Infrastructure Financing Authority, Revenue Bonds
Series C, Insured: AMBAC 5.50%, due 7/1/17	860,000	884,553
Series C, Insured: AMBAC 5.50%, due 7/1/18	980,000	1,006,617
Series C, Insured: AMBAC 5.50%, due 7/1/24	400,000	402,588
Schenectady Metroplex Development Authority, Revenue Bonds Series A, Insured: AGM 5.50%, due 8/1/33	1,000,000	1,162,250
Territory of Guam, Section 30, Revenue Bonds Series A 5.75%, due 12/1/34	500,000	554,535
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds Insured: AGM 5.00%, due 10/1/32	1,000,000	1,128,330
Virgin Islands Public Finance Authority, Matching Fund Loan Notes, Revenue Bonds 5.00%, due 10/1/39	425,000	453,258
Virgin Islands Public Finance Authority, Matching Fund Loan, Revenue Bonds Series A 6.75%, due 10/1/37	750,000	864,540
Virgin Islands Public Finance Authority, Revenue Bonds Insured: AGM 5.00%, due 10/1/32	1,200,000	1,353,996

		22,892,153

General Obligation 6.6%
City of New York, Unlimited General Obligation Series H-5 0.20%, due 3/1/34 (b)	790,000	790,000

12	MainStay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
General Obligation (continued)
Commonwealth of Puerto Rico, Public Improvement Project, Unlimited General Obligation
Series A, Insured: AGM 5.00%, due 7/1/35	$250,000	$249,950
Insured: AGM 5.25%, due 7/1/20	200,000	210,800
Series A, Insured: AGC 5.50%, due 7/1/29	160,000	168,574
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation Series A, Insured: NATL-RE 5.50%, due 7/1/19	500,000	521,230
Nassau County, General Obligation Series A 4.00%, due 4/1/27	1,000,000	1,062,460
Newburgh, Limited General Obligation Series A 5.50%, due 6/15/31	500,000	536,100
Puerto Rico Municipal Finance Agency, Unlimited General Obligation Series A, Insured: AGM 4.75%, due 8/1/22	1,220,000	1,219,927
Suffolk County Industrial Development Agency, Westhampton Free Association Library, Revenue Bonds Insured: AMBAC 5.00%, due 6/15/17	315,000	339,154
Town of Oyster Bay, NY, Public Improvement Project, General Obligation
Series B 4.00%, due 12/1/20	100,000	110,319
Series A, Insured: BAM 5.00%, due 1/15/28	500,000	576,200
Village of Harrison, NY, Public Improvement, General Obligation
5.00%, due 12/15/24	395,000	481,600
5.00%, due 12/15/25	365,000	442,260

		6,708,574

Higher Education 14.7%
Cattaraugus County, NY, St. Bonaventure University, Revenue Bonds
5.00%, due 5/1/39	365,000	389,302
5.00%, due 5/1/44	1,200,000	1,271,196
♦Dutchess County Industrial Development Agency, Bard College Civic Facility, Revenue Bonds Series A-1 5.00%, due 8/1/46	2,015,000	2,031,382

	Principal Amount	Value

Higher Education (continued)
Dutchess County Local Development Corp., Marist College Project, Revenue Bonds Series A 5.00%, due 7/1/39	$1,000,000	$1,117,200
Madison County Capital Resource Corp., Colgate University Project, Revenue Bonds Series A 5.00%, due 7/1/29	1,000,000	1,154,910
Monroe County Industrial Development Corp., John Fisher College, Revenue Bonds Series A 5.00%, due 6/1/24	330,000	374,061
New York City Industrial Development Agency, Polytechnic University Project, Revenue Bonds Insured: ACA 5.25%, due 11/1/37	440,000	487,221
New York City Industrial Development Agency, Vaughn College of Aeronautics & Technology, Revenue Bonds Series B 5.25%, due 12/1/36	500,000	515,795
New York State Dormitory Authority, Culinary Institute of America, Revenue Bonds 6.00%, due 7/1/38	1,500,000	1,666,320
New York State Dormitory Authority, New York University, Revenue Bonds Series A 5.25%, due 7/1/48	755,000	845,449
New York State Dormitory Authority, The New School, Revenue Bonds 6.00%, due 7/1/50	1,500,000	1,752,000
New York State Dormitory Authority, Touro College & University System, Revenue Bonds Series A 5.50%, due 1/1/39	1,350,000	1,517,292
New York State Dormitory Authority, Yeshiva University, Revenue Bonds Insured: AMBAC 5.25%, due 7/1/18	200,000	200,176
Orange County Funding Corp., Mount St. Mary College, Revenue Bonds Series A 5.00%, due 7/1/42	1,000,000	1,054,270
St. Lawrence County Industrial Development Agency, Clarkson University Project, Revenue Bonds 5.375%, due 9/1/41	500,000	561,685

		14,938,259

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2014 (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Medical 10.1%
Albany Industrial Development Agency, St. Peter’s Hospital, Revenue Bonds Series A 5.25%, due 11/15/32	$1,400,000	$1,527,652
Monroe County Industrial Development Corp., Rochester General Hospital, Revenue Bonds Series A 5.00%, due 12/1/32	540,000	598,990
Nassau County Local Economic Assistance Corp., Revenue Bonds 5.00%, due 7/1/34	250,000	280,737
New York State Dormitory Authority, Catholic Health System Obligation Group, Revenue Bonds
Series A 5.00%, due 7/1/32	600,000	664,284
Series B 5.00%, due 7/1/32	390,000	431,785
♦New York State Dormitory Authority, Memorial Sloan-Kettering Cancer Center, Revenue Bonds 5.00%, due 7/1/41	2,000,000	2,221,400
New York State Dormitory Authority, Miriam Osborn Memorial Home, Revenue Bonds 5.00%, due 7/1/42	965,000	1,023,363
New York State Dormitory Authority, North Shore Long Island Jewish Obligated Group, Revenue Bonds Series B 5.00%, due 5/1/39	1,500,000	1,658,760
Onondaga Civic Development Corp., St. Joseph’s Hospital Health Center, Revenue Bonds
4.50%, due 7/1/32	965,000	938,337
5.00%, due 7/1/42	500,000	500,595
Suffolk County Economic Development Corp., Revenue Bonds 5.00%, due 7/1/33	250,000	282,050
Westchester County Healthcare Corp., Revenue Bonds Series A 4.50%, due 11/1/26	125,000	133,594

		10,261,547

Nursing Homes 1.6%
Westchester County Local Development Corp., Kendal on Hudson Project, Revenue Bonds 5.00%, due 1/1/34	1,500,000	1,622,010

	Principal Amount	Value

Power 0.3%
Guam Power Authority, Revenue Bonds Series A, Insured: AGM 5.00%, due 10/1/30	$175,000	$201,560
Puerto Rico Electric Power Authority, Revenue Bonds Series:T, Insured:NATL-RE 5.00%, due 7/1/23	115,000	113,506

		315,066

School District 1.3%
Genesee Valley Central School District at Angelica Belmont, General Obligation Insured: AGM 4.00%, due 6/15/30	665,000	710,227
Moravia Central School District, General Obligation
Insured: AGM 4.00%, due 6/15/35	230,000	237,392
Insured: AGM 4.00%, due 6/15/36	345,000	354,294
Insured: AGM 4.00%, due 6/15/37	10,000	10,209

		1,312,122

Single Family Housing 2.2%
New York State Mortgage Agency, Revenue Bonds Series 132 0.08%, due 4/1/37 (a)(b)	1,625,000	1,625,000
Southampton Housing Authority, Revenue Bonds
3.00%, due 5/15/32	165,000	163,774
3.125%, due 5/15/35	315,000	296,472
3.25%, due 5/15/37	200,000	189,402

		2,274,648

Tobacco Settlement 6.9%
Chautauqua Tobacco Asset Securitization Corp., Revenue Bonds 5.00%, due 6/1/34	750,000	796,305
♦Nassau County Tobacco Settlement Corp., Asset-Backed, Revenue Bonds
Series A-3 5.00%, due 6/1/35	1,015,000	850,976
Series A-3 5.125%, due 6/1/46	2,015,000	1,566,441
Niagara Tobacco Asset Securitization Corp., Revenue Bonds 5.25%, due 5/15/40	500,000	557,335

14	MainStay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Tobacco Settlement (continued)
Suffolk Tobacco Asset Securitization Corp., Revenue Bonds
Series B 5.25%, due 6/1/37	$850,000	$923,805
5.375%, due 6/1/28	825,000	797,198
TSASC, Inc., Revenue Bonds
Series 1 5.00%, due 6/1/34	1,205,000	1,003,982
Series 1 5.125%, due 6/1/42	645,000	524,088

		7,020,130

Transportation 4.0%
Metropolitan Transportation Authority, Revenue Bonds Series E 5.00%, due 11/15/42	890,000	986,449
Port Authority of New York and New Jersey, Revenue Bonds 5.00%, due 12/1/38 (a)	1,500,000	1,670,655
Puerto Rico Highways & Transportation Authority, Commonwealth Highway, Revenue Bonds Series N, Insured: NATL-RE 5.25%, due 7/1/32	800,000	808,224
Puerto Rico Highways & Transportation Authority, Revenue Bonds Series D, Insured: AGM 5.00%, due 7/1/32	555,000	542,862

		4,008,190

Utilities 1.3%
Guam Government Waterworks Authority, Revenue Bonds 5.25%, due 7/1/33	1,210,000	1,363,682

Water 2.1%
Guam Government, Waterworks Authority, Revenue Bonds 5.00%, due 7/1/35	100,000	110,010
Monroe County Water Authority, Revenue Bonds 5.00%, due 8/1/37	750,000	849,953
New York City Water And Sewer System, Revenue Bonds Series DD 5.00%, due 6/15/34	1,000,000	1,155,440

		2,115,403

Total Municipal Bonds (Cost $96,799,630)		101,521,314

	Shares	Value

Unaffiliated Investment Company 0.2%
New York 0.2%
Nuveen New York AMT-Free Municipal Income Fund	17,036	$221,468

Total Unaffiliated Investment Company (Cost $255,425)		221,468

Total Investments (Cost $97,055,055) (e)	100.1%	101,742,782
Other Assets, Less Liabilities	(0.1)	(54,742)
Net Assets	100.0%	$101,688,040

	Contracts Short	Unrealized Appreciation (Depreciation) (c)
Futures Contracts (0.1%)
United States Treasury Note December 2014 (10 Year) (d)	(125)	$(113,550)

Total Futures Contracts (Notional Amount $15,794,922)		$(113,550)

(a)	Interest on these securities was subject to alternative minimum tax.

(b)	Variable rate securities that may be tendered back to the issuer at any time prior to maturity at par. Rate shown is the rate in effect as of October 31, 2014.

(c)	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2014.

(d)	As of October 31, 2014, cash in the amount of $150,000 was on deposit with a broker for futures transactions.

(e)	As of October 31, 2014, cost was $97,056,741 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$4,889,117
Gross unrealized depreciation	(203,076)

Net unrealized appreciation	$4,686,041

The following abbreviations are used in the above portfolio:

ACA—ACA Financial Guaranty Corp.

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

BAM—Build America Mutual Assurance Co.

GTY—Assured Guaranty Corp.

NATL-RE—National Public Finance Guarantee Corp.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2014 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2014, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Municipal Bonds	$—	$101,521,314	$—	$101,521,314
Unaffiliated Investment Company	221,468	—	—	221,468

Total Investments in Securities	$221,468	$101,521,314	$—	$101,742,782

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts Short (b)	$(113,550)	$—	$—	$(113,550)

Total Other Financial Instruments	$(113,550)	$—	$—	$(113,550)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2014, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2014, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

16	MainStay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2014

Assets
Investment in securities, at value (identified cost $97,055,055)	$101,742,782
Cash	151,372
Cash collateral on deposit at broker	150,000
Receivables:
Dividends and interest	1,479,909
Investment securities sold	1,038,023
Fund shares sold	491,136
Variation margin on futures contracts	33,203
Other assets	2,297

Total assets	105,088,722

Liabilities
Payables:
Investment securities purchased	3,287,043
Manager (See Note 3)	47,053
Fund shares redeemed	26,061
NYLIFE Distributors (See Note 3)	7,618
Shareholder communication	4,316
Professional fees	3,641
Transfer agent (See Note 3)	2,811
Custodian	968
Trustees	203
Accrued expenses	853
Dividend payable	20,115

Total liabilities	3,400,682

Net assets	$101,688,040

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$9,827
Additional paid-in capital	99,386,581

99,396,408
Undistributed net investment income	7,291
Accumulated net realized gain (loss) on investments and futures transactions	(2,289,836)
Net unrealized appreciation (depreciation) on investments and futures contracts	4,574,177

Net assets	$101,688,040

Class A
Net assets applicable to outstanding shares	$24,453,315

Shares of beneficial interest outstanding	2,363,431

Net asset value per share outstanding	$10.35
Maximum sales charge (4.50% of offering price)	0.49

Maximum offering price per share outstanding	$10.84

Investor Class
Net assets applicable to outstanding shares	$164,517

Shares of beneficial interest outstanding	15,900

Net asset value per share outstanding	$10.35
Maximum sales charge (4.50% of offering price)	0.49

Maximum offering price per share outstanding	$10.84

Class C
Net assets applicable to outstanding shares	$5,538,312

Shares of beneficial interest outstanding	535,234

Net asset value and offering price per share outstanding	$10.35

Class I
Net assets applicable to outstanding shares	$71,531,896

Shares of beneficial interest outstanding	6,911,941

Net asset value and offering price per share outstanding	$10.35

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statement of Operations for the year ended October 31, 2014

Investment Income (Loss)
Income
Interest	$3,889,446
Dividends	13,969

Total income	3,903,415

Expenses
Manager (See Note 3)	425,452
Distribution/Service—Class A (See Note 3)	55,685
Distribution/Service—Investor Class (See Note 3)	301
Distribution/Service—Class C (See Note 3)	21,059
Professional fees	43,763
Transfer agent (See Note 3)	16,905
Registration	10,746
Custodian	7,255
Trustees	1,473
Shareholder communication	886
Miscellaneous	5,265

Total expenses before waiver/reimbursement	588,790
Expense waiver/reimbursement from Manager (See Note 3)	(81,098)

Net expenses	507,692

Net investment income (loss)	3,395,723

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	(884,791)
Futures transactions	(582,864)

Net realized gain (loss) on investments and futures transactions	(1,467,655)

Net change in unrealized appreciation (depreciation) on:
Investments	8,473,407
Futures contracts	151,883

Net change in unrealized appreciation (depreciation) on investments and futures contracts	8,625,290

Net realized and unrealized gain (loss) on investments and futures transactions	7,157,635

Net increase (decrease) in net assets resulting from operations	$10,553,358

18	MainStay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2014 and October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,395,723	$2,638,946
Net realized gain (loss) on investments and futures transactions	(1,467,655)	(823,096)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	8,625,290	(5,796,859)

Net increase (decrease) in net assets resulting from operations	10,553,358	(3,981,009)

Dividends and distributions to shareholders:
From net investment income:
Class A	(850,483)	(493,776)
Investor Class	(4,479)	(2,715)
Class C	(145,303)	(82,111)
Class I	(2,395,742)	(2,058,781)

	(3,396,007)	(2,637,383)

From net realized gain on investments:
Class A	—	(13,757)
Investor Class	—	(220)
Class C	—	(3,988)
Class I	—	(195,969)

	—	(213,934)

Total dividends and distributions to shareholders	(3,396,007)	(2,851,317)

Capital share transactions:
Net proceeds from sale of shares	36,366,039	33,653,224
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	3,173,413	2,720,105
Cost of shares redeemed	(19,890,038)	(10,304,648)

Increase (decrease) in net assets derived from capital share transactions	19,649,414	26,068,681

Net increase (decrease) in net assets	26,806,765	19,236,355

Net Assets
Beginning of year	74,881,275	55,644,920

End of year	$101,688,040	$74,881,275

Undistributed net investment income at end of year	$7,291	$7,575

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Year ended October 31,		May 14, 2012** through October 31,
Class A	2014	2013	2012
Net asset value at beginning of period	$9.50	$10.38	$10.00

Net investment income (loss)	0.38	0.36	0.14
Net realized and unrealized gain (loss) on investments	0.85	(0.84)	0.38

Total from investment operations	1.23	(0.48)	0.52

Less dividends and distributions:
From net investment income	(0.38)	(0.36)	(0.14)
From net realized gain on investments	—	(0.04)	—

Total dividends and distributions	(0.38)	(0.40)	(0.14)

Net asset value at end of period	$10.35	$9.50	$10.38

Total investment return (a)	13.21%	(4.76%)	5.22	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.82%	3.61%	3.46	%††
Net expenses	0.75%	0.75%	0.75	%††
Expenses (before waiver/reimbursement)	0.85%	0.92%	1.13	%††
Portfolio turnover rate	48%	61%	67%
Net assets at end of period (in 000’s)	$24,453	$19,314	$2,368

**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.

	Year ended October 31,		May 14, 2012** through October 31,
Investor Class	2014	2013	2012
Net asset value at beginning of period	$9.51	$10.38	$10.00

Net investment income (loss)	0.37	0.34	0.13
Net realized and unrealized gain (loss) on investments	0.84	(0.83)	0.38

Total from investment operations	1.21	(0.49)	0.51

Less dividends and distributions:
From net investment income	(0.37)	(0.34)	(0.13)
From net realized gain on investments	—	(0.04)	—

Total dividends and distributions	(0.37)	(0.38)	(0.13)

Net asset value at end of period	$10.35	$9.51	$10.38

Total investment return (a)	12.95%	(4.86%)	5.16	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.71%	3.41%	3.18	%††
Net expenses	0.87%	0.98%	0.92	%††
Expenses (before waiver/reimbursement)	0.97%	1.15%	1.30	%††
Portfolio turnover rate	48%	61%	67%
Net assets at end of period (in 000’s)	$165	$95	$56

**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.

20	MainStay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,		May 14, 2012** through October 31,
Class C	2014	2013	2012
Net asset value at beginning of period	$9.51	$10.38	$10.00

Net investment income (loss)	0.34	0.32	0.12
Net realized and unrealized gain (loss) on investments	0.84	(0.83)	0.38

Total from investment operations	1.18	(0.51)	0.50

Less dividends and distributions:
From net investment income	(0.34)	(0.32)	(0.12)
From net realized gain on investments	—	(0.04)	—

Total dividends and distributions	(0.34)	(0.36)	(0.12)

Net asset value at end of period	$10.35	$9.51	$10.38

Total investment return (a)	12.66%	(5.11%)	5.03	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.45%	3.11%	2.96	%††
Net expenses	1.12%	1.23%	1.17	%††
Expenses (before waiver/reimbursement)	1.22%	1.40%	1.55	%††
Portfolio turnover rate	48%	61%	67%
Net assets at end of period (in 000’s)	$5,538	$3,166	$601

**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.

	Year ended October 31,		May 14, 2012** through October 31,
Class I	2014	2013	2012
Net asset value at beginning of period	$9.51	$10.38	$10.00

Net investment income (loss)	0.41	0.39	0.15
Net realized and unrealized gain (loss) on investments	0.84	(0.83)	0.38

Total from investment operations	1.25	(0.44)	0.53

Less dividends and distributions:
From net investment income	(0.41)	(0.39)	(0.15)
From net realized gain on investments	—	(0.04)	—

Total dividends and distributions	(0.41)	(0.43)	(0.15)

Net asset value at end of period	$10.35	$9.51	$10.38

Total investment return (a)	13.37%	(4.41%)	5.36	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.09%	3.87%	3.21	%††
Net expenses	0.50%	0.50%	0.50	%††
Expenses (before waiver/reimbursement)	0.60%	0.67%	0.88	%††
Portfolio turnover rate	48%	61%	67%
Net assets at end of period (in 000’s)	$71,532	$52,307	$52,619

**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(b)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay New York Tax Free Opportunities Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers four classes of shares. Class A, Investor Class, Class C and Class I shares. The inception date was on May 14, 2012. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $500,000 or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares, and Investor Class shares may convert to Class A shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income exempt from federal and New York state and, in some cases, New York local income taxes.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the full Board for its review and ratification, if appropriate, at its next regularly scheduled meeting immediately after such action.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

22	MainStay New York Tax Free Opportunities Fund

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The aggregate value by input level, as of October 31, 2014, for the Fund’s assets or liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent valuation uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. For the year ended October 31, 2014, there have been no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2014, the Fund did not hold any securities that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

23

Notes to Financial Statements (continued)

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., interest rate, security, or securities index). The Fund is subject to market price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute securities lending at any time without notice when deemed appropriate. The Fund did not have any portfolio securities on loan as of October 31, 2014.

(I)  Concentration of Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific industry or region. Because the Fund’s principal investments include municipal bonds issued by or on behalf of the State of New York, and its political subdivisions, agencies and instrumentalities, events in New York will affect the Fund’s investments and performance. These events may include fiscal or political policy changes, tax base erosion, budget deficits and other financial difficulties.

24	MainStay New York Tax Free Opportunities Fund

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(K)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund invested in futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of October 31, 2014:

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$(113,550)	$(113,550)

Total Fair Value		$(113,550)	$(113,550)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended October 31, 2014:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(582,864)	$(582,864)

Total Realized Gain (Loss)		$(582,864)	$(582,864)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$151,883	$151,883

Total Change in Unrealized Appreciation (Depreciation)		$151,883	$151,883

Number of Contracts, Notional Amounts or Shares/Units

	Interest Rate Contracts Risk	Total
Futures Contracts Short (Average number of contracts)	(123)	(123)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. MacKay Shields LLC (“MacKay Shields” or the ‘‘Subadvisor’’), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.50% of the Fund’s average daily net assets. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.45% of the Fund’s average daily net assets. This agreement will remain in effect until February 28, 2015, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 0.75% of its average daily net assets.

25

Notes to Financial Statements (continued)

New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until February 28, 2015, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the year ended October 31, 2014, New York Life Investments earned fees from the Fund in the amount of $425,452 and waived its fees and/or reimbursed expenses in the amount of $81,098.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 0.50%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A and Investor Class shares were $3,779 and $214, respectively, for the year ended October 31, 2014. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $1,462 and $910, respectively, for the year ended October 31, 2014.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2014, were as follows:

Class A	$3,047
Investor Class	164
Class C	5,729
Class I	7,965

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2014, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class A	$28,359	0.1%
Investor Class	28,250	17.2
Class C	28,071	0.5
Class I	57,002,082	79.7

Note 4–Federal Income Tax

As of October 31, 2014, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$27,406	$(2,401,700)	$(20,115)	$4,686,041	$2,291,632

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to mark to market of futures contracts. The other temporary difference is primarily due to dividends payable.

As of October 31, 2014, for federal income tax purposes, capital loss carryforwards of $2,401,700 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$1,212	$1,190

26	MainStay New York Tax Free Opportunities Fund

The tax character of distributions paid during the years ended October 31, 2014 and October 31, 2013 shown in the Statements of Changes in Net Assets was as follows:

	2014	2013
Distributions paid from:
Ordinary Income	$7,722	$217,763
Exempt Interest Dividends	3,388,285	2,623,328
Long-Term Capital Gain	—	10,226
Total	$3,396,007	$2,851,317

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 5, 2014, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum amount of $700,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 4, 2015, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 5, 2014, the aggregate commitment amount was $300,000,000 with an optional maximum amount of $400,000,000. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the year ended October 31, 2014.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2014, purchases and sales of securities, other than short-term securities, were $64,780 and $39,708, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2014:
Shares sold	2,026,436	$20,141,076
Shares issued to shareholders in reinvestment of dividends and distributions	71,917	715,826
Shares redeemed	(1,764,221)	(17,506,247)

Net increase (decrease) in shares outstanding before conversion	334,132	3,350,655
Shares converted from Class A (See Note 1)	(2,803)	(27,983)

Net increase (decrease)	331,329	$3,322,672

Year ended October 31, 2013:
Shares sold	2,643,096	$26,902,081
Shares issued to shareholders in reinvestment of dividends and distributions	43,980	435,305
Shares redeemed	(881,622)	(8,566,504)

Net increase (decrease) in shares outstanding before conversion	1,805,454	18,770,882
Shares converted from Class A (See Note 1)	(1,584)	(16,414)

Net increase (decrease)	1,803,870	$18,754,468

Investor Class	Shares	Amount
Year ended October 31, 2014:
Shares sold	4,141	$41,706
Shares issued to shareholders in reinvestment of dividends and distributions	433	4,317
Shares redeemed	(1,423)	(14,535)

Net increase (decrease) in shares outstanding before conversion	3,151	31,488
Shares converted into Investor Class (See Note 1)	2,803	27,983

Net increase (decrease)	5,954	$59,471

Year ended October 31, 2013:
Shares sold	10,198	$104,891
Shares issued to shareholders in reinvestment of dividends and distributions	286	2,865
Shares redeemed	(7,561)	(78,361)

Net increase (decrease) in shares outstanding before conversion	2,923	29,395
Shares converted into Investor Class (See Note 1)	1,583	16,414

Net increase (decrease)	4,506	$45,809

Class C	Shares	Amount
Year ended October 31, 2014:
Shares sold	352,425	$3,490,019

Shares issued to shareholders in reinvestment of dividends and distributions	10,012	99,890
Shares redeemed	(160,156)	(1,585,206)

Net increase (decrease)	202,281	$2,004,703

Year ended October 31, 2013:
Shares sold	355,012	$3,658,365
Shares issued to shareholders in reinvestment of dividends and distributions	5,795	57,776
Shares redeemed	(85,762)	(824,415)

Net increase (decrease)	275,045	$2,891,726

27

Notes to Financial Statements (continued)

Class I	Shares	Amount
Year ended October 31, 2014:
Shares sold	1,254,710	$12,693,238
Shares issued to shareholders in reinvestment of dividends and distributions	236,377	2,353,380
Shares redeemed	(79,102)	(784,050)

Net increase (decrease)	1,411,985	$14,262,568

Year ended October 31, 2013:
Shares sold	299,244	$2,987,887
Shares issued to shareholders in reinvestment of dividends and distributions	220,906	2,224,159
Shares redeemed	(89,012)	(835,368)

Net increase (decrease)	431,138	$4,376,678

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2014, events and transactions subsequent to October 31, 2014, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

28	MainStay New York Tax Free Opportunities Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay New York Tax Free Opportunities Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, and the period from May 14, 2012 (inception date) through October 31, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay New York Tax Free Opportunities Fund of MainStay Funds Trust as of October 31, 2014, the results of its operations for the year then ended, the changes in net assets for each of the year in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, and the period from May 14, 2012 (inception date) through October 31, 2012, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2014

29

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For Federal individual income tax purposes, the Fund designated 99.8% of the ordinary income dividends paid during its fiscal year ended October 31, 2014 as attributable to interest income from Tax Exempt Municipal Bonds. Such dividends are currently exempt from Federal income taxes under Section 103(a) of the Internal Revenue Code.

In February 2015, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders In calendar year 2014. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal Income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2014.

Proxy Voting Policies and Procedures

and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

30	MainStay New York Tax Free Opportunities Fund

Board of Trustees and Officers (Unaudited)

The Board of Trustees oversees the actions of the MainStay Group of Funds (which is comprised of Funds that are series of the MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay DefinedTerm Municipal Opportunities Fund) (collectively the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s), and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal.

Under the Retirement Policy, a Board Member must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board Members. Information pertaining to the Board Members and officers is set forth below. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Board Members are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Board Members	John Y. Kim* 9/24/60	Indefinite; The MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008.***	Vice Chairman (since January 2014) and Chief Investment Officer (since 2011), New York Life Insurance Company; President, Investments Group—New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management Holdings LLC (since 2008); Chairman of the Board of Managers (since 2008) and Chief Executive Officer (2008 to 2013), New York Life Investment Management LLC; Member of the Board, MCF Capital Management LLC (since 2012), Private Advisors LLC (since 2010); MacKay Shields LLC and Madison Capital Funding LLC (since 2008); and Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012)	82

MainStay VP Funds Trust:
Trustee since 2008 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

31

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	82

MainStay VP Funds Trust:

Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; The MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82

MainStay VP Funds Trust:

Chairman since 2013 and Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011;

Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	82

MainStay VP Funds Trust:

Trustee since 2006 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; The MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82

MainStay VP Funds Trust:

Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

32	MainStay New York Tax Free Opportunities Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40	Indefinite; The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (since 2008); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, University of California—San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011)	82

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 1994 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

	John A. Weisser 10/22/41	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	82

MainStay VP Funds Trust:

Trustee since 1997 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

33

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since January 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Senior Managing Director (since 2012) and Chairman of the Board (since 2008), NYLIM Service Company LLC; Senior Managing Director (since 2005) and Co-President (since January 2014), New York Life Investment Management LLC; President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012))
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, The MainStay Funds and MainStay Funds Trust (since 2014)	Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Assistant Secretary, MainStay VP Funds Trust (2010 to 2014)**, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014); Associate, Dechert LLP (2006 to 2010)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**; Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Insurance Company, New York Life Investment Management LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

34	MainStay New York Tax Free Opportunities Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Alternative

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2014 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1630579 MS360-14	MSNTF11-12/14 (NYLIM) NL222

MainStay Short Duration High Yield Fund

Message from the President and Annual Report

October 31, 2014

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Message from the President

U.S. stocks saw relatively strong results for the 12 months ended October 31, 2014, with several leading U.S. stock indices recording double-digit returns. Despite geopolitical unrest and global economic uncertainty, domestic stocks benefited from accommodative central bank policies, increased merger and acquisition activity and solid corporate earnings.

In the United States, growth stocks outpaced value stocks at all capitalization levels except the very smallest, according to Russell data. Among stocks that Russell deemed defensive, however, the trend reversed, with value tending to outperform growth.

On the whole, international stocks provided disappointing performance during the 12-month reporting period, with returns for leading international stock indices ranging from nearly flat to negative. Increasing investor uncertainty about Europe, China and Japan contributed to the weakness, as did continuing tensions between Russia and Ukraine.

In Europe, slowing growth in gross domestic product (GDP) fueled deflation concerns, and remarks by the European Central Bank were not able to restore market confidence. The slowing pace of growth in China affected many countries, especially export-oriented emerging markets. Japan’s economy struggled after a consumer tax hike in April 2014 led to questions about the viability of the nation’s economic reforms.

For the most part, bond markets provided positive returns, with strong results from convertible bonds and emerging-market bonds overall. The Federal Open Market Committee kept the federal funds target rate in a range near zero throughout the reporting period. This accommodative stance benefited high-yield bonds and leveraged loans as investors searched for yield. The demand for municipal bonds remained consistently strong throughout the reporting period and municipal bond returns were strengthened as supply declined year-over-year.

If there’s anything certain about the stock and bond markets, it’s that there will always be unpredictable elements. This poses a difficult—but not insurmountable—challenge for investors. At MainStay Funds, our portfolio managers seek to prepare for the unknown by employing time-tested strategies and investment techniques as they pursue well-defined investment objectives outlined in the prospectus. Drawing on their own extensive investment experience, they pursue an appropriate balance of risk and reward for their respective Funds, no matter where the markets may move.

The report that follows shows how this approach affected your MainStay Fund during the 12 months ended October 31, 2014. We encourage you to read the report carefully and use it as you evaluate the progress of your investment portfolio. With increasing knowledge, ongoing portfolio adjustments and wise decisions along the way, you may be better able to pursue your long-range financial goals.

We thank you for choosing MainStay Funds, and we are pleased to have earned your trust. We know that with trust comes responsibility; and we will seek to honor that responsibility for as long as you invest with us.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2014

Class	Sales Charge		One Year	Since Inception (12/17/12)	Gross Expense Ratio[2]
Class A Shares	Maximum 3.0% Initial Sales Charge	With sales charges Excluding sales charges	0.86 3.98%	2.84 4.53%	1.20 1.20%
Investor Class Shares	Maximum 3.0% Initial Sales Charge	With sales charges Excluding sales charges	0.85 3.97	2.71 4.40	1.33 1.33
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	2.13 3.12	3.64 3.64	2.08 2.08
Class I Shares	No Sales Charge		4.34	4.81	0.95
Class R2 Shares	No Sales Charge		3.87	4.41	1.30

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Since Inception
Bank of America Merrill Lynch 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index[3]	4.14%	5.67%
Average Lipper High Yield Fund[4]	4.45	5.56

3.	The Bank of America Merrill Lynch 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index generally tracks the performance of BB-B rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of 1 to 5 years. Bank of America Merrill Lynch 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume the reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The average Lipper high yield fund is representative of funds that, by portfolio practice, aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Short Duration High Yield Fund

Cost in Dollars of a $1,000 Investment in MainStay Short Duration High Yield Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2014, to October 31, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2014, to October 31, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/14	Ending Account Value (Based on Actual Returns and Expenses) 10/31/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/14	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,006.90	$5.06	$1,020.20	$5.09

Investor Class Shares	$1,000.00	$1,007.30	$5.72	$1,019.50	$5.75

Class C Shares	$1,000.00	$1,002.60	$9.49	$1,015.70	$9.55

Class I Shares	$1,000.00	$1,009.20	$3.80	$1,021.40	$3.82

Class R2 Shares	$1,000.00	$1,006.30	$5.56	$1,019.70	$5.60

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.00% for Class A, 1.13% for Investor Class, 1.88% for Class C, 0.75% for Class I and 1.10% for Class R2) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Portfolio Composition as of October 31, 2014 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of October 31, 2014 (excluding short-term investment) (Unaudited)

1.	Schaeffler Holding Finance B.V., 6.25%–6.875%, due 8/15/18–11/15/19

2.	T-Mobile USA, Inc., 5.25%–6.464%, due 9/1/18–3/1/23

3.	Alliant Techsystems, Inc., 6.875%, due 9/15/20

4.	Sprint Communications, Inc., 7.00%–9.00%, due 11/15/18–3/1/20

5.	Building Materials Corporation of America, 6.875%–7.50%, due 8/15/18–3/15/20
6.	Cogent Communications Holdings, Inc., 8.375%, due 2/15/18

7.	Carlson Wagonlit B.V., 6.875%, due 6/15/19

8.	Hughes Satellite Systems Corp., 6.50%, due 6/15/19

9.	Florida East Coast Holdings Corp., 6.75%–9.75%, due 5/1/19–5/1/20

10.	Mueller Water Products, Inc., 7.375%–8.75%, due 6/1/17–9/1/20

8	MainStay Short Duration High Yield Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio manager Andrew Susser of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Short Duration High Yield Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2014?

Excluding all sales charges, MainStay Short Duration High Yield Fund returned 3.98% for Class A shares, 3.97% for Investor Class shares and 3.12% for Class C shares for the 12 months ended October 31, 2014. Over the same period, Class I shares returned 4.34% and Class R2 shares returned 3.87%. For the 12 months ended October 31, 2014, Class I shares outperformed—and all other share classes underperformed—the 4.14% return of the Bank of America Merrill Lynch 1–5 Year BB–B U.S. High Yield Corporate Cash Pay Index,1 which is the Fund’s primary broad-based securities-market index. Over the same period, all share classes underperformed the 4.45% return of the average Lipper2 high yield fund. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective June 3, 2014, J. Matthew Philo no longer serves as a portfolio manager of the Fund. Andrew Susser continues to serve as portfolio manager of the Fund.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is managed in a bottom-up investment style, which focuses on individual companies and seeks to maximize risk-adjusted returns. During the reporting period, the Fund’s performance in relation to the Bank of America Merrill Lynch 1–5 Year BB–B U.S. High Yield Corporate Cash Pay Index resulted from many factors. The short-duration part of the market underperformed the broad high-yield market as measured by the Credit Suisse High Yield Index because the short-duration segment had a lower sensitivity to interest rates, and interest rates generally declined during the reporting period. The Fund held an overweight position relative to the Bank of America Merrill Lynch 1–5 Year BB–B U.S. High Yield Corporate Cash Pay Index in credits rated B– and a small position in credits rated CCC.3 The Fund continued to underweight credit risk relative to the broad high-yield market because we believed that higher-quality high-yield bonds remained more resilient, while the yield and spread4 value represented an excellent income opportunity in the credit markets during the reporting period.

What was the Fund’s duration5 strategy during the reporting period?

The Fund’s duration was shorter than that of the Bank of America Merrill Lynch 1–5 Year BB–B U.S. High Yield Corporate Cash Pay Index during the reporting period. This was a residual of our bottom-up investment process and not an intentional investment decision. The Fund’s comparatively shorter duration further reduced the Fund’s sensitivity to changes in interest rates. At the end of the reporting period the Fund’s modified duration was approximately 1.90 years.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

The U.S. high-yield corporate bond market generated strong returns during the reporting period, as exceptionally low interest rates and market liquidity fueled demand for income-generating assets. During the reporting period, we sought to limit what we viewed as elevated risk in the lower-quality segment of the high-yield market. Corporate credit profiles for the majority of high-yield issuers remained resilient. Defaults stayed near historical lows, with corporate balance sheets and cash flow generally remaining strong. During the reporting period, the Fund did not make any material changes to its overall positioning.

During the reporting period, which industries were the strongest positive contributors to the Fund’s performance and which industries were particularly weak?

The Fund’s investments in the services, basic industry and health care industries made the greatest positive contributions to relative performance during the reporting period. (Contributions take weightings and total returns into account.)The Fund’s underweight position in banking relative to the Bank of America Merrill Lynch 1–5 Year BB–B U.S. High Yield Corporate Cash Pay Index detracted from performance. In addition, the Fund’s investments in the telecommunications industry detracted from performance relative to the Index.

1.	See footnote on page 6 for more information on the Bank of America Merrill Lynch 1–5 Year BB–B U.S. High Yield Corporate Cash Pay Index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	An obligation rated ‘B’ by Standard & Poor’s (“S&P”) is deemed by S&P to be more vulnerable to nonpayment than obligations rated ‘BB’, but in the opinion of S&P, the obligor currently has the capacity to meet its financial commitment on the obligation. It is the opinion of S&P that adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. An obligation rated ‘CCC’ by S&P is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

9

Did the Fund make any significant purchases or sales during the reporting period?

The Fund purchased the bonds of Numericable, France’s largest cable operator. The proceeds of the offering were used for an acquisition of a wireless company, which we perceived to be a good strategic asset. The bonds we purchased were first lien with moderate leverage. The Fund also added to its position in wireless telecommunication company T-Mobile. The company had strong cash flow, substantial asset coverage and good strategic assets during the reporting period. T-Mobile is majority owned by publically traded Deutsche Telekom, one of the largest telecommunications companies in the world.

During the reporting period, the Fund sold its position in auto parts & equipment maker Pittsburgh Glass Works after the bonds saw significant price gains. We redeployed the assets in relative-value opportunities that we believed were more attractive.

How did the Fund’s industry weightings change during the reporting period?

We constructed a portfolio of what we considered to be high-quality short-duration high-yield bonds. We looked for resilient credits, as measured by strong asset coverage, conservative debt maturities and robust liquidity. The Fund’s overall risk posture remained consistent during the reporting period, so there were no material changes to the Fund’s industry weightings. Through our bottom-up selection process, we did increase the Fund’s weightings in the telecommunications and capital goods industries. Over the same period, we decreased the Fund’s exposures to the technology & electronics and services industries.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2014, the Fund held overweight positions relative to the Bank of America Merrill Lynch 1–5 Year BB–B U.S. High Yield Corporate Cash Pay Index in the leisure, basic industry and automotive industries. As of the same date, the Fund held underweight positions relative to the Index in financial services, banking and energy.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Short Duration High Yield Fund

Portfolio of Investments October 31, 2014

	Principal Amount	Value

Long-Term Bonds 94.8%† Convertible Bond 0.2%
Packaging & Containers 0.2%
Owens-Brockway Glass Container, Inc. 3.00%, due 6/1/15 (a)	$650,000	$652,438

Total Convertible Bond (Cost $649,300)		652,438

Corporate Bonds 89.9%
Aerospace & Defense 4.2%
♦Alliant Techsystems, Inc. 6.875%, due 9/15/20	7,161,000	7,662,270
B/E Aerospace, Inc. 6.875%, due 10/1/20	2,850,000	3,081,562
GenCorp, Inc. 7.125%, due 3/15/21	2,670,000	2,836,875
Kratos Defense & Security Solutions, Inc. 7.00%, due 5/15/19	3,300,000	3,234,000

		16,814,707

Airlines 0.3%
United Continental Holdings, Inc. 6.375%, due 6/1/18	1,120,000	1,170,400

Apparel 0.5%
Wolverine World Wide, Inc. 6.125%, due 10/15/20	2,070,000	2,178,675

Auto Manufacturers 1.9%
Allied Specialty Vehicles, Inc. 8.50%, due 11/1/19 (a)	2,325,000	2,441,250
Jaguar Land Rover Automotive PLC
4.125%, due 12/15/18 (a)	740,000	752,950
4.25%, due 11/15/19 (a)	1,670,000	1,678,350
Oshkosh Corp. 8.50%, due 3/1/20	2,688,000	2,842,560

		7,715,110

Auto Parts & Equipment 4.7%
Allison Transmission, Inc. 7.125%, due 5/15/19 (a)	1,745,000	1,834,431
International Automotive Components Group S.A. 9.125%, due 6/1/18 (a)	1,140,000	1,185,600
Schaeffler Finance B.V. 7.75%, due 2/15/17 (a)	1,085,000	1,193,500
♦Schaeffler Holding Finance B.V.
6.25%, due 11/15/19 (a)(b)	1,990,000	2,059,650
6.875%, due 8/15/18 (a)(b)	8,644,000	9,054,590

	Principal Amount	Value

Auto Parts & Equipment (continued)
Tenneco, Inc.
6.875%, due 12/15/20	$1,014,000	$1,079,910
7.75%, due 8/15/18	1,165,000	1,213,056
Titan International, Inc. 6.875%, due 10/1/20	1,015,000	916,038
TRW Automotive, Inc. 7.25%, due 3/15/17 (a)	200,000	220,000

		18,756,775

Beverages 0.2%
Constellation Brands, Inc. 3.875%, due 11/15/19	790,000	801,850

Building Materials 5.7%
Boise Cascade Co. 6.375%, due 11/1/20	1,390,000	1,452,550
♦Building Materials Corporation of America
6.875%, due 8/15/18 (a)	1,025,000	1,064,462
7.00%, due 2/15/20 (a)	5,264,000	5,537,728
7.50%, due 3/15/20 (a)	500,000	529,375
Gibraltar Industries, Inc. 6.25%, due 2/1/21	631,000	649,930
Headwaters, Inc.
7.25%, due 1/15/19	1,185,000	1,214,625
7.625%, due 4/1/19	4,667,000	4,877,015
Summit Materials LLC / Summit Materials Finance Corp.
10.50%, due 1/31/20	2,455,000	2,743,462
10.50%, due 1/31/20 (a)	425,000	474,938
USG Corp.
6.30%, due 11/15/16	1,575,000	1,661,625
7.875%, due 3/30/20 (a)	1,273,000	1,368,475
8.375%, due 10/15/18 (a)	70,000	73,241
9.75%, due 1/15/18	305,000	351,513
Vulcan Materials Co.
6.40%, due 11/30/17	483,000	525,262
6.50%, due 12/1/16	75,000	81,375

		22,605,576

Chemicals 4.0%
Ineos Finance PLC
7.50%, due 5/1/20 (a)	550,000	588,500
8.375%, due 2/15/19 (a)	3,145,000	3,373,012
Kraton Polymers LLC / Kraton Polymers Capital Corp. 6.75%, due 3/1/19	2,535,000	2,623,725
NOVA Chemicals Corp. 8.625%, due 11/1/19	3,589,000	3,743,794
PolyOne Corp. 7.375%, due 9/15/20	5,275,000	5,591,500

		15,920,531

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of October 31, 2014, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2014 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Coal 0.5%
Arch Coal, Inc. 7.25%, due 10/1/20	$170,000	$81,600
CONSOL Energy, Inc.
6.375%, due 3/1/21	1,070,000	1,107,450
8.25%, due 4/1/20	895,000	944,225

		2,133,275

Commercial Services 3.2%
Alliance Data Systems Corp. 5.25%, due 12/1/17 (a)	2,925,000	3,012,750
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
5.125%, due 6/1/22 (a)	415,000	410,020
9.75%, due 3/15/20	1,885,000	2,078,212
Great Lakes Dredge & Dock Corp. 7.375%, due 2/1/19	3,161,000	3,224,220
Jaguar Holding Co. I 9.375%, due 10/15/17 (a)(b)	1,020,000	1,044,225
Light Tower Rentals, Inc. 8.125%, due 8/1/19 (a)	1,110,000	1,093,350
PHH Corp. 7.375%, due 9/1/19	665,000	699,913
Service Corp. International
6.75%, due 4/1/16	500,000	528,750
7.625%, due 10/1/18	155,000	173,600
United Rentals North America, Inc. 5.75%, due 7/15/18	280,000	293,300

		12,558,340

Computers 0.8%
iGate Corp. 4.75%, due 4/15/19	3,325,000	3,316,688

Diversified Financial Services 0.1%
Community Choice Financial, Inc. 10.75%, due 5/1/19	765,000	556,538

Electric 1.4%
GenOn Energy, Inc.
7.875%, due 6/15/17	3,130,000	3,169,125
9.50%, due 10/15/18	2,235,000	2,329,988

		5,499,113

Electronics 0.5%
Kemet Corp. 10.50%, due 5/1/18	1,820,000	1,906,450

Engineering & Construction 0.6%
Transfield Services, Ltd. 8.375%, due 5/15/20 (a)	2,140,000	2,295,150

	Principal Amount	Value

Entertainment 3.7%
Affinity Gaming LLC / Affinity Gaming Finance Corp. 9.00%, due 5/15/18	$2,129,000	$2,065,130
GLP Capital, L.P. / GLP Financing II, Inc. 4.375%, due 11/1/18	1,600,000	1,644,000
MU Finance PLC 8.375%, due 2/1/17 (a)	1,532,203	1,574,338
NAI Entertainment Holdings / NAI Entertainment Holdings Finance Corp. 5.00%, due 8/1/18 (a)	4,215,000	4,320,375
Rivers Pittsburgh Borrower, L.P. / Rivers Pittsburgh Finance Corp. 9.50%, due 6/15/19 (a)	1,961,000	2,093,368
Speedway Motorsports, Inc. 6.75%, due 2/1/19	2,200,000	2,288,000
Vail Resorts, Inc. 6.50%, due 5/1/19	637,000	665,665

		14,650,876

Finance—Auto Loans 0.9%
Ally Financial, Inc.
2.75%, due 1/30/17	1,400,000	1,401,680
4.625%, due 6/26/15	440,000	449,020
8.30%, due 2/12/15	1,430,000	1,453,237
General Motors Financial Co., Inc. 4.75%, due 8/15/17	145,000	154,788

		3,458,725

Finance—Leasing Companies 0.3%
Oxford Finance LLC / Oxford Finance Co-Issuer, Inc. 7.25%, due 1/15/18 (a)	1,240,000	1,283,400

Finance—Mortgage Loan/Banker 0.1%
Prospect Holding Co. LLC / Prospect Holding Finance Co. 10.25%, due 10/1/18 (a)	440,000	396,000

Finance—Other Services 2.3%
Cantor Commercial Real Estate Co., L.P. / CCRE Finance Corp. 7.75%, due 2/15/18 (a)	2,705,000	2,867,300
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp. 3.50%, due 3/15/17	4,325,000	4,303,375
Outerwall, Inc. 6.00%, due 3/15/19	2,075,000	2,049,062

		9,219,737

12	MainStay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Food 0.7%
KeHE Distributors LLC / KeHE Distributors Finance Corp. 7.625%, due 8/15/21 (a)	$725,000	$770,313
Smithfield Foods, Inc. 7.75%, due 7/1/17	620,000	691,300
Wells Enterprises, Inc. 6.75%, due 2/1/20 (a)	1,340,000	1,390,250

		2,851,863

Forest Products & Paper 0.6%
Smurfit Kappa Acquisitions 4.875%, due 9/15/18 (a)	2,460,000	2,533,800

Health Care—Products 1.6%
Hanger, Inc. 7.125%, due 11/15/18	2,450,000	2,505,125
Teleflex, Inc. 6.875%, due 6/1/19	3,516,000	3,770,910

		6,276,035

Health Care—Services 2.5%
Centene Corp. 5.75%, due 6/1/17	1,044,000	1,098,810
Fresenius Medical Care U.S. Finance, Inc.
6.50%, due 9/15/18 (a)	207,000	229,253
6.875%, due 7/15/17	525,000	576,187
HCA, Inc.
6.50%, due 2/15/16	760,000	802,750
8.00%, due 10/1/18	225,000	258,187
9.00%, due 12/15/14	440,000	442,200
INC Research LLC 11.50%, due 7/15/19 (a)	1,590,000	1,780,800
ResCare, Inc. 10.75%, due 1/15/19	3,812,000	4,069,310
Wellcare Health Plans, Inc. 5.75%, due 11/15/20	605,000	623,029

		9,880,526

Holding Companies—Diversified 1.3%
Carlson Travel Holdings, Inc. 7.50%, due 8/15/19 (a)(b)	4,160,000	4,170,400
CFG Holdings, Ltd. / CFG Finance LLC 11.50%, due 11/15/19 (a)	795,000	850,650

		5,021,050

Home Builders 1.3%
AV Homes, Inc. 8.50%, due 7/1/19 (a)	1,140,000	1,120,050
D.R. Horton, Inc. 3.75%, due 3/1/19	1,165,000	1,166,456

	Principal Amount	Value

Home Builders (continued)
Meritage Homes Corp. 4.50%, due 3/1/18	$2,265,000	$2,310,300
Standard Pacific Corp. 10.75%, due 9/15/16	570,000	654,075

		5,250,881

Household Products & Wares 1.9%
Century Intermediate Holding Co. 2 9.75%, due 2/15/19 (a)(b)	1,810,000	1,920,863
Prestige Brands, Inc. 8.125%, due 2/1/20	2,840,000	3,038,800
Scotts Miracle-Gro Co. (The) 6.625%, due 12/15/20	2,025,000	2,131,312
Spectrum Brands, Inc. 6.75%, due 3/15/20	550,000	581,625

		7,672,600

Insurance 0.8%
CNO Financial Group, Inc. 6.375%, due 10/1/20 (a)	1,535,000	1,630,937
Ironshore Holdings (U.S.), Inc. 8.50%, due 5/15/20 (a)	1,250,000	1,505,253

		3,136,190

Internet 2.4%
♦Cogent Communications Holdings, Inc. 8.375%, due 2/15/18 (a)	6,695,000	7,013,012
IAC / InterActiveCorp. 4.875%, due 11/30/18	2,575,000	2,652,250

		9,665,262

Investment Company 0.9%
American Capital, Ltd. 6.50%, due 9/15/18 (a)	3,630,000	3,757,050

Iron & Steel 0.3%
BlueScope Steel Finance, Ltd. / BlueScope Steel Finance USA LLC 7.125%, due 5/1/18 (a)	1,230,000	1,279,200

Leisure Time 1.6%
♦Carlson Wagonlit B.V. 6.875%, due 6/15/19 (a)	6,240,000	6,458,400

Lodging 0.3%
Eldorado Resorts LLC / Eldorado Capital Corp. 8.625%, due 6/15/19 (a)	520,000	552,500
MTR Gaming Group, Inc. 11.50%, due 8/1/19	500,000	548,750

		1,101,250

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2014 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Machinery—Construction & Mining 0.3%
BlueLine Rental Finance Corp. 7.00%, due 2/1/19 (a)	$1,090,000	$1,147,225

Machinery—Diversified 0.4%
Briggs & Stratton Corp. 6.875%, due 12/15/20	1,360,000	1,499,400

Media 2.6%
CCO Holdings LLC / CCO Holdings Capital Corp. 7.25%, due 10/30/17	3,955,000	4,118,144
DISH DBS Corp.
4.25%, due 4/1/18	1,050,000	1,076,250
7.75%, due 5/31/15	150,000	155,250
Numericable Group S.A. 4.875%, due 5/15/19 (a)	2,310,000	2,304,225
Videotron, Ltd.
6.375%, due 12/15/15	1,840,000	1,844,784
9.125%, due 4/15/18	710,000	733,075

		10,231,728

Metal Fabricate & Hardware 2.2%
♦Mueller Water Products, Inc.
7.375%, due 6/1/17	660,000	669,900
8.75%, due 9/1/20	5,167,000	5,580,360
Shale-Inland Holdings LLC / Shale-Inland Finance Corp. 8.75%, due 11/15/19 (a)	695,000	719,325
Wise Metals Group LLC / Wise Alloys Finance Corp. 8.75%, due 12/15/18 (a)	1,580,000	1,706,400

		8,675,985

Mining 3.6%
AuRico Gold, Inc. 7.75%, due 4/1/20 (a)	2,480,000	2,430,400
Evraz, Inc. 7.50%, due 11/15/19	960,000	976,800
Hecla Mining Co. 6.875%, due 5/1/21	245,000	232,750
Kaiser Aluminum Corp. 8.25%, due 6/1/20	5,500,000	6,022,500
New Gold, Inc. 7.00%, due 4/15/20 (a)	2,159,000	2,194,084
Novelis, Inc. 8.375%, due 12/15/17	2,200,000	2,299,000
St. Barbara, Ltd. 8.875%, due 4/15/18 (a)	473,000	378,400

		14,533,934

	Principal Amount	Value

Miscellaneous—Manufacturing 1.1%
CTP Transportation Products LLC / CTP Finance, Inc. 8.25%, due 12/15/19 (a)	$2,255,000	$2,441,037
FGI Operating Co. LLC / FGI Finance, Inc. 7.875%, due 5/1/20	965,000	919,162
Koppers, Inc. 7.875%, due 12/1/19	175,000	181,563
LSB Industries, Inc. 7.75%, due 8/1/19	520,000	554,944
SPX Corp. 6.875%, due 9/1/17	405,000	442,463

		4,539,169

Office Furnishings 0.8%
Interface, Inc. 7.625%, due 12/1/18	3,155,000	3,283,724

Oil & Gas 3.9%
Calumet Specialty Products Partners, L.P. / Calumet Finance Corp.
6.50%, due 4/15/21 (a)	825,000	800,250
9.625%, due 8/1/20	500,000	548,750
Chesapeake Energy Corp. 3.481%, due 4/15/19 (c)	1,450,000	1,451,001
Comstock Resources, Inc. 7.75%, due 4/1/19	3,435,000	3,366,300
Frontier Oil Corp. 6.875%, due 11/15/18	450,000	465,173
Jones Energy Holdings LLC / Jones Energy Finance Corp. 6.75%, due 4/1/22 (a)	2,445,000	2,334,975
Oasis Petroleum, Inc. 7.25%, due 2/1/19	350,000	360,500
PetroQuest Energy, Inc. 10.00%, due 9/1/17	1,535,000	1,527,325
Rex Energy Corp. 8.875%, due 12/1/20	1,000,000	1,055,000
Seventy Seven Operating LLC 6.625%, due 11/15/19	395,000	391,050
SM Energy Co. 6.625%, due 2/15/19	1,977,000	2,046,195
Whiting Petroleum Corp. 6.50%, due 10/1/18	635,000	654,050
WPX Energy, Inc. 5.25%, due 1/15/17	690,000	721,050

		15,721,619

Oil & Gas Services 0.2%
Compressco Partners, L.P. / Compressco Finance, Inc. 7.25%, due 8/15/22 (a)	610,000	603,900

14	MainStay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Packaging & Containers 0.7%
AEP Industries, Inc. 8.25%, due 4/15/19	$2,425,000	$2,503,813
Owens-Brockway Glass Container, Inc. 7.375%, due 5/15/16	100,000	106,875
Owens-Illinois, Inc. 7.80%, due 5/15/18	120,000	135,600

		2,746,288

Pharmaceuticals 1.3%
NBTY, Inc. 9.00%, due 10/1/18	2,980,000	3,095,475
Salix Pharmaceuticals, Ltd. 6.00%, due 1/15/21 (a)	1,070,000	1,158,275
Valeant Pharmaceuticals International, Inc.
6.75%, due 8/15/18 (a)	295,000	313,806
6.875%, due 12/1/18 (a)	440,000	455,400

		5,022,956

Pipelines 0.6%
Tesoro Logistics, L.P. / Tesoro Logistics Finance Corp. 5.50%, due 10/15/19 (a)	2,390,000	2,455,725

Real Estate 1.4%
AAF Holdings LLC / AAF Finance Co. 12.00%, due 7/1/19 (a)(b)	1,325,000	1,325,000
Mattamy Group Corp. 6.50%, due 11/15/20 (a)	1,995,000	2,019,938
Rialto Holdings LLC / Rialto Corp. 7.00%, due 12/1/18 (a)	2,185,000	2,234,162

		5,579,100

Retail 4.7%
AmeriGas Finance LLC / AmeriGas Finance Corp. 6.75%, due 5/20/20	1,880,000	2,002,200
AmeriGas Partners, L.P. / AmeriGas Finance Corp. 6.25%, due 8/20/19	1,325,000	1,384,625
Asbury Automotive Group, Inc. 8.375%, due 11/15/20	3,360,000	3,628,800
Building Materials Holding Corp. 9.00%, due 9/15/18 (a)	1,390,000	1,497,725
DriveTime Automotive Group, Inc. / DT Acceptance Corp. 8.00%, due 6/1/21 (a)	1,310,000	1,283,800
GameStop Corp. 5.50%, due 10/1/19 (a)	3,510,000	3,536,325
L Brands, Inc. 8.50%, due 6/15/19	2,004,000	2,394,780
Radio Systems Corp. 8.375%, due 11/1/19 (a)	2,647,000	2,868,686

		18,596,941

	Principal Amount	Value

Shipbuilding 0.2%
Huntington Ingalls Industries, Inc. 6.875%, due 3/15/18	$570,000	$595,650

Software 1.3%
ACI Worldwide, Inc. 6.375%, due 8/15/20 (a)	5,070,000	5,285,475

Storage & Warehousing 1.4%
Algeco Scotsman Global Finance PLC 8.50%, due 10/15/18 (a)	2,785,000	2,896,400
Mobile Mini, Inc. 7.875%, due 12/1/20	2,465,000	2,656,037

		5,552,437

Telecommunications 7.4%
♦Hughes Satellite Systems Corp. 6.50%, due 6/15/19	5,950,000	6,440,875
Sable International Finance, Ltd. 8.75%, due 2/1/20 (a)	2,200,000	2,398,000
Sprint Capital Corp. 6.90%, due 5/1/19	755,000	800,300
♦Sprint Communications, Inc.
7.00%, due 3/1/20 (a)	1,330,000	1,483,615
9.00%, due 11/15/18 (a)	5,195,000	6,110,619
♦T-Mobile USA, Inc.
5.25%, due 9/1/18	2,075,000	2,152,813
6.00%, due 3/1/23	670,000	690,100
6.464%, due 4/28/19	6,915,000	7,208,887
Virgin Media Secured Finance PLC 5.25%, due 1/15/21	2,185,000	2,261,475

		29,546,684

Transportation 2.4%
♦Florida East Coast Holdings Corp.
6.75%, due 5/1/19 (a)	5,105,000	5,267,747
9.75%, due 5/1/20 (a)	995,000	1,013,656
Swift Services Holdings, Inc. 10.00%, due 11/15/18	3,085,000	3,244,495

		9,525,898

Trucking & Leasing 1.0%
Flexi-Van Leasing, Inc. 7.875%, due 8/15/18 (a)	950,000	997,500
TRAC Intermodal LLC / TRAC Intermodal Corp. 11.00%, due 8/15/19	2,665,000	2,938,163

		3,935,663

Vitamins & Nutrition Products 0.3%
Alphabet Holding Co., Inc. 7.75%, due 11/1/17 (b)	1,225,000	1,188,250

Total Corporate Bonds (Cost $361,584,143)		358,389,774

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2014 (continued)

	Principal Amount	Value

Loan Assignments 4.6% (d)
Aerospace & Defense 0.4%
DAE Aviation Holdings, Inc.
New Term Loan B1 5.00%, due 11/2/18	$818,260	$816,214
2nd Lien Term Loan 7.75%, due 8/5/19	695,000	693,263

		1,509,477

Auto Parts & Equipment 0.5%
Exide Technologies, Inc. DIP Second-Out Term Loan 9.00%, due 3/31/15 (b)	2,038,242	2,017,859

Chemicals 0.2%
Phibro Animal Health Corp. Term Loan B 4.00%, due 4/16/21	648,375	639,460

Coal 0.1%
Arch Coal, Inc. Term Loan B 6.25%, due 5/16/18	277,171	243,812

Distribution & Wholesale 0.5%
American Tire Distributors Holdings, Inc. Term Loan B 5.75%, due 6/1/18	2,034,773	2,032,230

Food 0.6%
Stater Bros. Markets Term Loan B 4.75%, due 5/12/21	2,394,000	2,367,067

Household Products & Wares 0.5%
Prestige Brands, Inc. Term Loan B2 4.50%, due 9/3/21	2,000,000	2,001,666

Housewares 0.4%
Libbey Glass, Inc. Term Loan B 3.75%, due 4/9/21	1,496,250	1,474,741

Leisure Time 0.5%
Bauer Performance Sports, Ltd. Term Loan B 4.00%, due 4/15/21	2,203,050	2,174,593

	Principal Amount	Value

Lodging 0.2%
Cannery Casino Resorts LLC
New Term Loan B 6.00%, due 10/2/18	$676,073	$635,508
New 2nd Lien Term Loan 10.00%, due 10/2/19	145,000	130,500
Four Seasons Holdings, Inc.
New 1st Lien Term Loan 3.50%, due 6/27/20	118,800	117,464
2nd Lien Term Loan 6.25%, due 12/27/20	150,000	150,375

		1,033,847

Metal Fabricate & Hardware 0.1%
Neenah Foundry Co. Term Loan 6.75%, due 4/26/17 (e)(f)	613,064	607,955

Pharmaceuticals 0.4%
Grifols Worldwide Operations USA, Inc. USD Term Loan B 3.154%, due 2/27/21	1,492,500	1,471,469

Retail 0.2%
Dunkin’ Brands, Inc. Term Loan C 2.653%, due 9/30/17	489,096	486,243
Steinway Musical Instruments, Inc. 1st Lien Term Loan 4.75%, due 9/19/19	247,500	246,108

		732,351

Total Loan Assignments (Cost $18,421,314)		18,306,527

Yankee Bond 0.1% (g)
Computers 0.1%
Seagate Technology HDD Holdings 6.80%, due 10/1/16	410,000	444,850

Total Yankee Bond (Cost $439,974)		444,850

Total Long-Term Bonds (Cost $381,094,731)		377,793,589

16	MainStay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Short-Term Investment 3.4%
Repurchase Agreement 3.4%
State Street Bank and Trust Co. 0.00%, dated 10/31/14 due 11/3/14 Proceeds at Maturity $13,653,613 (Collateralized by a Federal National Mortgage Association security with a rate of 2.08% and a maturity date of 11/2/22, with a Principal Amount of $14,555,000 and a Market Value of $13,929,019)	$13,653,613	$13,653,613

Total Short-Term Investment (Cost $13,653,613)		13,653,613

Total Investments (Cost $394,748,344) (h)	98.2%	391,447,202
Other Assets, Less Liabilities	1.8	7,112,516
Net Assets	100.0%	$398,559,718

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	PIK (“Payment in Kind”)—interest or dividend payment is made with additional securities.

(c)	Floating rate—Rate shown was the rate in effect as of October 31, 2014.

(d)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the weighted average interest rate of all contracts within the floating rate loan facility as of October 31, 2014.

(e)	Illiquid security—As of October 31, 2014, the total market value of this security was $607,955, which represented 0.2% of the Fund’s net assets.

(f)	Restricted security.

(g)	Yankee Bond—Dollar-denominated bond issued in the United States by a foreign bank or corporation.

(h)	As of October 31, 2014, cost was $394,771,195 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$1,870,745
Gross unrealized depreciation	(5,194,738)

Net unrealized depreciation	$(3,323,993)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2014, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Convertible Bond	$—	$652,438	$—	$652,438
Corporate Bonds	—	358,389,774	—	358,389,774
Loan Assignments (b)	—	13,412,800	4,893,727	18,306,527
Yankee Bond	—	444,850	—	444,850

Total Long-Term Bonds	—	372,899,862	4,893,727	377,793,589

Short-Term Investment
Repurchase Agreement	—	13,653,613	—	13,653,613

Total Investments in Securities	$—	$386,553,475	$4,893,727	$391,447,202

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $693,263, $2,017,859, $2,032,230 and $150,375 are held in Aerospace & Defense, Auto Parts & Equipment, Distribution & Wholesale and Lodging, respectively, which represents Loan Assignments whose values were obtained from an independent pricing service which utilized a single broker quote to measure such value as referenced in the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2014, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2014, a security with a market value of $1,726,464 transferred from Level 2 to Level 3. The transfer occurred as a result of the value for certain Loan Assignments obtained from an independent pricing service utilizing a single broker quote with significant unobservable inputs. The fair value obtained for this security from an independent pricing service as of October 31, 2013, utilized the average of multiple bid quotations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2014 (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2013	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases		Sales		Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2014	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of October 31, 2014 (a)
Loan Assignments
Aerospace & Defense	$—	$805	$—	$3,583	$688,875		$—		$—	$—	$693,263	$3,583
Auto Parts & Equipment	—	6,173	—	(36,211)	321,433	(b)	—		1,726,464	—	2,017,859	(36,211)
Distribution & Wholesale	—	(126)	(820)	(3,035)	3,436,438		(1,400,227)	(c)	—	—	2,032,230	(3,035)
Lodging	274,800	217	1	(4,914)	—		(119,729)	(c)	—	—	150,375	(3,577)

Total	$274,800	$7,079	$(829)	$(40,577)	$4,446,746		$(1,519,956)		$1,726,464	$—	$4,893,727	$(39,240)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(b)	Purchases include PIK securities.

(c)	Sales include principal reductions.

18	MainStay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2014

Assets
Investment in securities, at value (identified cost $394,748,344)	$391,447,202
Receivables:
Investment securities sold	7,340,312
Interest	6,912,781
Fund shares sold	567,015
Other assets	25,666

Total assets	406,292,976

Liabilities
Payables:
Investment securities purchased	5,906,930
Fund shares redeemed	1,302,066
Manager (See Note 3)	221,707
NYLIFE Distributors (See Note 3)	48,400
Transfer agent (See Note 3)	37,031
Shareholder communication	9,349
Professional fees	5,382
Custodian	1,544
Trustees	829
Accrued expenses	3,262
Dividend payable	196,758

Total liabilities	7,733,258

Net assets	$398,559,718

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$39,794
Additional paid-in capital	401,361,092

401,400,886
Undistributed net investment income	147,356
Accumulated net realized gain (loss) on investments	312,618
Net unrealized appreciation (depreciation) on investments	(3,301,142)

Net assets	$398,559,718

Class A
Net assets applicable to outstanding shares	$71,205,621

Shares of beneficial interest outstanding	7,110,334

Net asset value per share outstanding	$10.01
Maximum sales charge (3.00% of offering price)	0.31

Maximum offering price per share outstanding	$10.32

Investor Class
Net assets applicable to outstanding shares	$2,939,854

Shares of beneficial interest outstanding	293,534

Net asset value per share outstanding	$10.02
Maximum sales charge (3.00% of offering price)	0.31

Maximum offering price per share outstanding	$10.33

Class C
Net assets applicable to outstanding shares	$39,105,798

Shares of beneficial interest outstanding	3,905,773

Net asset value and offering price per share outstanding	$10.01

Class I
Net assets applicable to outstanding shares	$285,259,428

Shares of beneficial interest outstanding	28,479,936

Net asset value and offering price per share outstanding	$10.02

Class R2
Net assets applicable to outstanding shares	$49,017

Shares of beneficial interest outstanding	4,894

Net asset value and offering price per share outstanding (a)	$10.01

(a)	The difference in the NAV recalculation and NAV stated is caused by rounding differences.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Statement of Operations for the year ended October 31, 2014

Investment Income (Loss)
Income
Interest	$18,508,426

Expenses
Manager (See Note 3)	2,149,030
Distribution/Service—Class A (See Note 3)	176,411
Distribution/Service—Investor Class (See Note 3)	5,338
Distribution/Service—Class C (See Note 3)	286,093
Distribution/Service—Class R2 (See Note 3)	136
Transfer agent (See Note 3)	183,701
Registration	103,781
Professional fees	56,782
Custodian	13,092
Shareholder communication	12,842
Trustees	5,730
Shareholder service (See Note 3)	54
Miscellaneous	9,677

Total expenses	3,002,667

Net investment income (loss)	15,505,759

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	324,962
Net change in unrealized appreciation (depreciation) on investments	(4,044,628)

Net realized and unrealized gain (loss) on investments	(3,719,666)

Net increase (decrease) in net assets resulting from operations	$11,786,093

20	MainStay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the year ended October 31, 2014 and for the period December 17, 2012 (inception date) through October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$15,505,759	$4,072,917
Net realized gain (loss) on investments	324,962	392,686
Net change in unrealized appreciation (depreciation) on investments	(4,044,628)	743,486

Net increase (decrease) in net assets resulting from operations	11,786,093	5,209,089

Dividends and distributions to shareholders:
From net investment income:
Class A	(3,192,293)	(644,593)
Investor Class	(96,360)	(21,340)
Class C	(1,079,919)	(197,205)
Class I	(11,015,826)	(3,141,533)
Class R2	(2,311)	(860)

	(15,386,709)	(4,005,531)

From net realized gain on investments:
Class A	(115,510)	—
Investor Class	(3,534)	—
Class C	(37,038)	—
Class I	(317,201)	—
Class R2	(58)	—

	(473,341)	—

Total dividends and distributions to shareholders	(15,860,050)	(4,005,531)

Capital share transactions:
Net proceeds from sale of shares	336,329,486	201,810,261
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	14,145,242	3,898,692
Cost of shares redeemed	(138,360,359)	(16,393,205)

Increase (decrease) in net assets derived from capital share transactions	212,114,369	189,315,748

Net increase (decrease) in net assets	208,040,412	190,519,306

Net Assets
Beginning of period	190,519,306	—

End of period	$398,559,718	$190,519,306

Undistributed net investment income at end of period	$147,356	$28,306

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Financial Highlights selected per share data and ratios

Class A	Year ended October 31, 2014	December 17, 2012** through October 31, 2013
Net asset value at beginning of period	$10.09	$10.00

Net investment income (loss)	0.46	0.35
Net realized and unrealized gain (loss) on investments	(0.07)	0.09

Total from investment operations	0.39	0.44

Less dividends and distributions:
From net investment income	(0.45)	(0.35)
From net realized gain on investments	(0.02)	—

Total dividends and distributions	(0.47)	(0.35)

Net asset value at end of period	$10.01	$10.09

Total investment return (a)	3.98%	4.49	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.58%	4.49	%††
Net expenses	1.01%	1.05	%††
Expenses (before waiver/reimbursement)	1.01%	1.20	%††
Portfolio turnover rate	65%	90%
Net assets at end of period (in 000’s)	$71,206	$44,274

**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.

Investor Class	Year ended October 31, 2014	December 17, 2012** through October 31, 2013
Net asset value at beginning of period	$10.09	$10.00

Net investment income (loss)	0.44	0.33
Net realized and unrealized gain (loss) on investments	(0.05)	0.09

Total from investment operations	0.39	0.42

Less dividends and distributions:
From net investment income	(0.44)	(0.33)
From net realized gain on investments	(0.02)	—

Total dividends and distributions	(0.46)	(0.33)

Net asset value at end of period	$10.02	$10.09

Total investment return (a)	3.97%	4.25	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.48%	4.37	%††
Net expenses	1.12%	1.18	%††
Expenses (before waiver/reimbursement)	1.12%	1.33	%††
Portfolio turnover rate	65%	90%
Net assets at end of period (in 000’s)	$2,940	$1,399

**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.

22	MainStay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Class C	Year ended October 31, 2014	December 17, 2012** through October 31, 2013
Net asset value at beginning of period	$10.09	$10.00

Net investment income (loss)	0.37	0.27
Net realized and unrealized gain (loss) on investments	(0.06)	0.09

Total from investment operations	0.31	0.36

Less dividends and distributions:
From net investment income	(0.37)	(0.27)
From net realized gain on investments	(0.02)	—

Total dividends and distributions	(0.39)	(0.27)

Net asset value at end of period	$10.01	$10.09

Total investment return (a)	3.12%	3.69	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.73%	3.63	%††
Net expenses	1.87%	1.93	%††
Expenses (before waiver/reimbursement)	1.87%	2.08	%††
Portfolio turnover rate	65%	90%
Net assets at end of period (in 000’s)	$39,106	$14,291

**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.

Class I	Year ended October 31, 2014	December 17, 2012** through October 31, 2013
Net asset value at beginning of period	$10.09	$10.00

Net investment income (loss)	0.49	0.37
Net realized and unrealized gain (loss) on investments	(0.06)	0.08

Total from investment operations	0.43	0.45

Less dividends and distributions:
From net investment income	(0.48)	(0.36)
From net realized gain on investments	(0.02)	—

Total dividends and distributions	(0.50)	(0.36)

Net asset value at end of period	$10.02	$10.09

Total investment return (a)	4.34%	4.64	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.85%	4.59	%††
Net expenses	0.76%	0.80	%††
Expenses (before waiver/reimbursement)	0.76%	0.95	%††
Portfolio turnover rate	65%	90%
Net assets at end of period (in 000’s)	$285,259	$130,529

**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(b)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Financial Highlights selected per share data and ratios

Class R2	Year ended October 31, 2014	December 17, 2012** through October 31, 2013
Net asset value at beginning of period	$10.09	$10.00

Net investment income (loss)	0.46	0.36
Net realized and unrealized gain (loss) on investments	(0.08)	0.07

Total from investment operations	0.38	0.43

Less dividends and distributions:
From net investment income	(0.44)	(0.34)
From net realized gain on investments	(0.02)	—

Total dividends and distributions	(0.46)	(0.34)

Net asset value at end of period	$10.01	$10.09

Total investment return (a)	3.87%	4.37	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.48%	4.14	%††
Net expenses	1.11%	1.15	%††
Expenses (before waiver/reimbursement)	1.11%	1.30	%††
Portfolio turnover rate	65%	90%
Net assets at end of period (in 000’s)	$49	$26

**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(b)	Total investment return is not annualized.

24	MainStay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Short Duration High Yield Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers five classes of shares: Class A, Investor Class, Class C, Class I and Class R2 shares. The inception date was on December 17, 2012. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge and a 1.00% CDSC may be imposed on redemptions made within 18 months of the date of purchase of Class C shares. Class I and Class R2 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee. Class R2 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek high current income. Capital appreciation is a secondary objective.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation

Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the full Board for its review and ratification, if appropriate, at its next regularly scheduled meeting immediately after such action.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

25

Notes to Financial Statements (continued)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The aggregate value by input level, as of October 31, 2014, for the Fund’s assets or liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent valuation uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. For the year ended October 31, 2014, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2014, the Fund did not hold any securities that were fair valued in such a manner.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measure the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by a single broker quote obtained from the pricing service with significant unobservable inputs and are generally categorized as Level 3 in the hierarchy. As of October 31, 2014, the Fund held securities with a value of $4,893,727 that were valued by a single broker quote.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to

26	MainStay Short Duration High Yield Fund

distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and loan participations (“loans”). Loans are agreements to make money available (a “commitment”) to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower (“intermediate participants”). In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

27

Notes to Financial Statements (continued)

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts, if any, are mark-to-market and any unrealized gains and losses are recorded in the Statement of Assets and Liabilities. As of October 31, 2014, the Fund did not hold any unfunded commitments.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute securities lending at any time without notice when deemed appropriate. The Fund did not have any portfolio securities on loan as of October 31, 2014.

(J)  Restricted Securities.  A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 5)

(K)  Concentration of Risk.  The Fund’s principal investments include high-yield debt securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.65% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 1.05% of its average daily net assets. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until February 28, 2015, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

For the year ended October 31, 2014, New York Life Investments earned fees from the Fund in the amount of $2,149,030.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

28	MainStay Short Duration High Yield Fund

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, the Distributor receives a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 shares. For its services, the Manager, its affiliates or independent third party service providers are entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 shares. This is in addition to any fees paid under a distribution plan, where applicable.

For the year ended October 31, 2014, the Fund incurred shareholder service fees of $54.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A and Investor Class shares were $28,684 and $3,028, respectively, for the year ended October 31, 2014. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $9,897 and $16,997, respectively, for the year ended October 31, 2014.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc.

(“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2014, were as follows:

Class A	$31,315
Investor Class	3,406
Class C	45,719
Class I	103,236
Class R2	25

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2014, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class R2	$27,104	55.3%

Note 4–Federal Income Tax

As of October 31, 2014, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$679,583	$—	$(196,758)	$(3,323,993)	$(2,841,168)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments. Other temporary differences are primarily due to dividends payable.

The tax character of distributions paid during the years ended October 31, 2014 and October 31, 2013 shown in the Statements of Changes in Net Assets was as follows:

	2014	2013
Distributions paid from:
Ordinary Income	$15,860,050	$4,005,531

Note 5–Restricted Securities

As of October 31, 2014, the Fund held the following restricted security:

Security	Date of Acquisition	Principal Amount	Cost	10/31/14 Value	Percent of Net Assets
Neenah Foundry Co. Term Loan 6.75%, due 4/26/17	5/10/13	$613,064	$595,772	$607,955	0.1%

29

Notes to Financial Statements (continued)

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 5, 2014, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum amount of $700,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 4, 2015, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 5, 2014, the aggregate commitment amount was $300,000,000 with an optional maximum amount of $400,000,000. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the year ended October 31, 2014.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2014, purchases and sales of securities, other than short-term securities, were $421,813 and $201,200, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2014:
Shares sold	7,857,125	$79,558,813
Shares issued to shareholders in reinvestment of dividends and distributions	295,871	2,991,316
Shares redeemed	(5,429,355)	(55,019,018)

Net increase (decrease)	2,723,641	$27,531,111

Period ended October 31, 2013 (a):
Shares sold	4,677,536	$46,865,255
Shares issued to shareholders in reinvestment of dividends and distributions	62,110	621,606
Shares redeemed	(358,457)	(3,591,309)

Net increase (decrease) in shares outstanding before conversion	4,381,189	43,895,552
Shares converted into Class A (See Note 1)	7,187	70,792
Shares converted from Class A (See Note 1)	(1,683)	(16,929)

Net increase (decrease)	4,386,693	$43,949,415

Investor Class	Shares	Amount
Year ended October 31, 2014:
Shares sold	237,435	$2,403,724
Shares issued to shareholders in reinvestment of dividends and distributions	9,576	96,755
Shares redeemed	(92,101)	(934,266)

Net increase (decrease)	154,910	$1,566,213

Period ended October 31, 2013 (a):
Shares sold	162,536	$1,628,358
Shares issued to shareholders in reinvestment of dividends and distributions	2,086	20,874
Shares redeemed	(20,487)	(205,763)

Net increase (decrease) in shares outstanding before conversion	144,135	1,443,469
Shares converted into Investor Class (See Note 1)	1,683	16,929
Shares converted from Investor Class (See Note 1)	(7,194)	(70,792)

Net increase (decrease)	138,624	$1,389,606

Class C	Shares	Amount
Year ended October 31, 2014:
Shares sold	2,908,219	$29,480,407
Shares issued to shareholders in reinvestment of dividends and distributions	91,980	929,089
Shares redeemed	(510,493)	(5,163,379)

Net increase (decrease)	2,489,706	$25,246,117

Period ended October 31, 2013 (a):
Shares sold	1,470,866	$14,735,817
Shares issued to shareholders in reinvestment of dividends and distributions	18,214	182,202
Shares redeemed	(73,013)	(728,991)

Net increase (decrease)	1,416,067	$14,189,028

Class I	Shares	Amount
Year ended October 31, 2014:
Shares sold	22,193,487	$224,814,542
Shares issued to shareholders in reinvestment of dividends and distributions	1,002,061	10,125,714
Shares redeemed	(7,647,396)	(77,193,620)

Net increase (decrease)	15,548,152	$157,746,636

Period ended October 31, 2013 (a):
Shares sold	13,821,851	$138,555,831
Shares issued to shareholders in reinvestment of dividends and distributions	307,223	3,073,150
Shares redeemed	(1,197,290)	(11,867,142)

Net increase (decrease)	12,931,784	$129,761,839

30	MainStay Short Duration High Yield Fund

Class R2	Shares	Amount
Year ended October 31, 2014:
Shares sold	7,066	$72,000
Shares issued to shareholders in reinvestment of dividends and distributions	235	2,368
Shares redeemed	(4,993)	(50,076)

Net increase (decrease)	2,308	$24,292

Period ended October 31, 2013 (a):
Shares sold	2,500	$25,000
Shares issued to shareholders in reinvestment of dividends and distributions	86	860

Net increase (decrease)	2,586	$25,860

(a)	The inception date of the Fund was December 17, 2012.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2014, events and transactions subsequent to October 31, 2014, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

31

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Short Duration High Yield Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2014, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended, and the period from December 17, 2012 (inception date) through October 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Short Duration High Yield Fund of MainStay Funds Trust as of October 31, 2014, the results of its operations for the year then ended, and the changes in its net assets, and the financial highlights for the year then ended, and the period from December 17, 2012 (inception date) through October 31, 2013, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2014

32	MainStay Short Duration High Yield Fund

Federal Income Tax Information

(Unaudited)

In February 2015, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2014. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2014.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at
800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

33

Board of Trustees and Officers (Unaudited)

The Board of Trustees oversees the actions of the MainStay Group of Funds (which is comprised of Funds that are series of the MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay DefinedTerm Municipal Opportunities Fund) (collectively the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s), and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal.

Under the Retirement Policy, a Board Member must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board Members. Information pertaining to the Board Members and officers is set forth below. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Board Members are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Board Members	John Y. Kim* 9/24/60	Indefinite; The MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008.***	Vice Chairman (since January 2014) and Chief Investment Officer (since 2011), New York Life Insurance Company; President, Investments Group—New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management Holdings LLC (since 2008); Chairman of the Board of Managers (since 2008) and Chief Executive Officer (2008 to 2013), New York Life Investment Management LLC; Member of the Board, MCF Capital Management LLC (since 2012), Private Advisors LLC (since 2010); MacKay Shields LLC and Madison Capital Funding LLC (since 2008); and Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012)	82

MainStay VP Funds Trust:
Trustee since 2008 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

34	MainStay Short Duration High Yield Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	82

MainStay VP Funds Trust:

Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; The MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82

MainStay VP Funds Trust:

Chairman since 2013 and Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011;

Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	82

MainStay VP Funds Trust:

Trustee since 2006 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; The MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82

MainStay VP Funds Trust:

Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

35

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40	Indefinite; The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (since 2008); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, University of California—San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011)	82

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 1994 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

	John A. Weisser 10/22/41	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	82

MainStay VP Funds Trust:

Trustee since 1997 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

36	MainStay Short Duration High Yield Fund

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since January 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Senior Managing Director (since 2012) and Chairman of the Board (since 2008), NYLIM Service Company LLC; Senior Managing Director (since 2005) and Co-President (since January 2014), New York Life Investment Management LLC; President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012))
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, The MainStay Funds and MainStay Funds Trust (since 2014)	Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Assistant Secretary, MainStay VP Funds Trust (2010 to 2014)**, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014); Associate, Dechert LLP (2006 to 2010)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**; Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Insurance Company, New York Life Investment Management LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

37

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Alternative

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2014 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1633808 MS360-14	MSSHY11-12/14 (NYLIM) NL232

MainStay Cornerstone Growth Fund

Message from the President and Annual Report

October 31, 2014

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Message from the President

U.S. stocks saw relatively strong results for the 12 months ended October 31, 2014, with several leading U.S. stock indices recording double-digit returns. Despite geopolitical unrest and global economic uncertainty, domestic stocks benefited from accommodative central bank policies, increased merger and acquisition activity and solid corporate earnings.

In the United States, growth stocks outpaced value stocks at all capitalization levels except the very smallest, according to Russell data. Among stocks that Russell deemed defensive, however, the trend reversed, with value tending to outperform growth.

On the whole, international stocks provided disappointing performance during the 12-month reporting period, with returns for leading international stock indices ranging from nearly flat to negative. Increasing investor uncertainty about Europe, China and Japan contributed to the weakness, as did continuing tensions between Russia and Ukraine.

In Europe, slowing growth in gross domestic product (GDP) fueled deflation concerns, and remarks by the European Central Bank were not able to restore market confidence. The slowing pace of growth in China affected many countries, especially export-oriented emerging markets. Japan’s economy struggled after a consumer tax hike in April 2014 led to questions about the viability of the nation’s economic reforms.

For the most part, bond markets provided positive returns, with strong results from convertible bonds and emerging-market bonds overall. The Federal Open Market Committee kept the federal funds target rate in a range near zero throughout the reporting period. This accommodative stance benefited high-yield bonds and leveraged loans as investors searched for yield. The demand for municipal bonds remained consistently strong throughout the reporting period and municipal bond returns were strengthened as supply declined year-over-year.

If there’s anything certain about the stock and bond markets, it’s that there will always be unpredictable elements. This poses a difficult—but not insurmountable—challenge for investors. At MainStay Funds, our portfolio managers seek to prepare for the unknown by employing time-tested strategies and investment techniques as they pursue well-defined investment objectives outlined in the prospectus. Drawing on their own extensive investment experience, they pursue an appropriate balance of risk and reward for their respective Funds, no matter where the markets may move.

The report that follows shows how this approach affected your MainStay Fund during the 12 months ended October 31, 2014. We encourage you to read the report carefully and use it as you evaluate the progress of your investment portfolio. With increasing knowledge, ongoing portfolio adjustments and wise decisions along the way, you may be better able to pursue your long-range financial goals.

We thank you for choosing MainStay Funds, and we are pleased to have earned your trust. We know that with trust comes responsibility; and we will seek to honor that responsibility for as long as you invest with us.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class A shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2014

Class	Sales Charge		One Year	Five Years	Since Inception (8/7/06)	Gross Expense Ratio[2]
Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	4.65 10.74%	12.34 13.62%	7.12 7.86%	1.26 1.26%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	4.50 10.58	12.25 13.53	7.07 7.81	1.05 1.05
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within First Six Years of Purchase	With sales charges Excluding sales charges	4.79 9.79	12.44 12.69	7.01 7.01	1.80 1.80
Class C Shares[3]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	8.76 9.76	12.68 12.68	7.00 7.00	1.80 1.80
Class	Sales Charge		One Year		Since Inception (11/2/09)	Gross Expense Ratio[2]
Class I Shares[4]	No Sales Charge		11.00%		13.78%	0.99%
Class	Sales Charge		One Year	Five Years	Since Inception (8/7/06)	Gross Expense Ratio[2]
Class R2 Shares[3]	No Sales Charge		10.60%	13.48%	7.74%	1.39%

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount being shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, Class B shares, Class C shares and Class R2 shares were first offered as of the close of business on January 18, 2013 and include the historical performance of Class A shares through January 18, 2013. Performance figures for Investor Class shares, Class B shares, Class C shares and Class R2 shares have been adjusted for differences in fees and expenses. Unadjusted, the performance for the newer classes would likely have been different.
4.

Performance figures for Class A and Class I shares reflect the historical performance of Class A and Class I shares of the Keystone Large Cap Growth Fund (the predecessor to the Fund, which was subject to a different fee structure), for periods prior to January 11, 2013. Performance data for the classes varies based on differences in their fee and expense structures and the length of time these shares have been offered. Keystone Large Cap

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Since Inception
Russell 1000® Growth Index[5]	17.11%	17.43%	9.86%
S&P 500® Index[6]	17.27	16.69	8.02
Average Lipper Multi-Cap Growth Fund[7]	13.51	16.37	8.61

Growth Fund commenced operations, and Class A shares were first offered, on August 7, 2006. Class I shares were first offered on November 2, 2009.
5.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Growth Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The S&P 500® Index is a trademark of the McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the

Fund’s secondary benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.	The average Lipper multi-cap growth fund is representative of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap growth funds typically have above-average characteristics compared to the S&P Super Composite 1500 Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Cornerstone Growth Fund

Cost in Dollars of a $1,000 Investment in MainStay Cornerstone Growth Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2014, to October 31, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2014, to October 31, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/14	Ending Account Value (Based on Actual Returns and Expenses) 10/31/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/14	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,106.60	$6.21	$1,019.30	$5.95

Investor Class Shares	$1,000.00	$1,105.50	$6.95	$1,018.60	$6.67

Class B Shares	$1,000.00	$1,101.60	$10.91	$1,014.80	$10.46

Class C Shares	$1,000.00	$1,101.30	$10.91	$1,014.80	$10.46

Class I Shares	$1,000.00	$1,107.70	$4.89	$1,020.60	$4.69

Class R2 Shares	$1,000.00	$1,105.70	$7.11	$1,018.50	$6.82

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.17% for Class A, 1.31% for Investor Class, 2.06% for Class B and Class C, 0.92% for Class I and 1.34% for Class R2) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Industry Composition as of October 31, 2014 (Unaudited)

Internet Software & Services	19.7%
Media	7.6
Oil, Gas & Consumable Fuels	5.8
Hotels, Restaurants & Leisure	5.6
Software	5.5
Health Care Providers & Services	4.9
Aerospace & Defense	4.8
Trading Companies & Distributors	4.5
Biotechnology	4.1
IT Services	3.9
Semiconductors & Semiconductor Equipment	3.4
Beverages	3.3
Textiles, Apparel & Luxury Goods	3.3
Household Durables	3.0

Internet & Catalog Retail	3.0%
Auto Components	2.6
Banks	2.2
Technology Hardware, Storage & Peripherals	2.0
Capital Markets	1.9
Diversified Financial Services	1.9
Electronic Equipment, Instruments & Components	1.7
Specialty Retail	1.6
Personal Products	1.0
Automobiles	0.9
Short-Term Investment	2.9
Other Assets, Less Liabilities	–1.1

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2014 (excluding short-term investment) (Unaudited)

1.	Google, Inc.

2.	Salesforce.com, Inc.

3.	Catamaran Corp.

4.	Rackspace Hosting, Inc.

5.	Visa, Inc. Class A
6.	Starbucks Corp.

7.	Micron Technology, Inc.

8.	Facebook, Inc. Class A

9.	PulteGroup, Inc.

10.	Fastenal Co.

8	MainStay Cornerstone Growth Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio manager Thomas G. Kamp, CFA, of Cornerstone Capital Management LLC, the Fund’s Subadvisor.

How did MainStay Cornerstone Growth Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2014?

Excluding all sales charges, MainStay Cornerstone Growth Fund returned 10.74% for Class A shares, 10.58% for Investor Class shares, 9.79% for Class B shares and 9.76% for Class C shares for the 12 months ended October 31, 2014. Over the same period, Class I shares returned 11.00% and Class R2 shares returned 10.60%. During the 12 months ended October 31, 2014, all share classes underperformed the 17.11% return of the Russell 1000® Growth Index,1 which is the Fund’s primary broad-based securities-market index. Over the same period, all share classes also underperformed the 13.51% return of the average Lipper2 multi-cap growth fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s underperformance of the Russell 1000® Growth Index resulted primarily from the nature of our investment process. Much to our chagrin, the upward movement in the market over the last two years came with remarkably little volatility. Our investment process thrives on the short-term dislocations in high-conviction stock ideas that we usually find in a more normalized volatility environment. We do, however, believe that the long period of stability may soon end. We believe that the normal “to and fro” of the market may soon return, as the unprecedented volatility-dampening influence of quantitative easing recedes against the backdrop of a slow-growth economy and rising global fiscal and monetary crosscurrents.

As an example of beneficial volatility, high valuation stocks, especially in the biotechnology and technology sectors, fell sharply from February through early April 2014. We used that period to reduce our underweight in the biotechnology/pharmaceutical industry by buying three fast-growing biotechnology companies. Since April 2014, many of the stocks caught in the downturn, particularly those with solid business models, have recovered; and each of the Fund’s three biotechnology holdings contributed positively to absolute and relative performance.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

Telecommunication services, materials and utilities made the strongest positive sector contributions relative to the Russell 1000® Growth Index. (Contributions take weightings and total returns into account.) The Fund’s weakest-contributing sectors relative to the Index were consumer discretionary, energy and consumer staples.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

Semiconductor company Micron Technology was the strongest positive contributor to the Fund’s absolute performance, followed by equipment-rental company United Rentals, and social-media web site Facebook.

Micron Technology benefited from consolidation in the memory-chip industry, which resulted in tight supply, stable pricing and an improved earnings outlook. As a result, analysts’ earnings expectations rose and the valuation multiple expanded. United Rentals’ shares rose substantially in the fourth quarter of 2013 when the company announced a $500 million share-repurchase program to be completed within 18 months. The stock continued its upward trajectory thus far in 2014, led by strong organic sales growth and favorable rental pricing. Facebook reported a strong second quarter 2014, with revenue growth driven by an expanding mobile presence and increased user engagement. A combination of better mobile newsfeed ads and the growth of AppInstall drove Facebook’s mobile revenue growth.

Oil & gas exploration & production company Cobalt International Energy was the most substantial detractor from the Fund’s absolute performance, followed by online retailer Amazon.com and natural and organic food retailer Whole Foods Market. Shares of Cobalt International Energy fell sharply during the third quarter of 2014, with most of the decline coming around the company’s second quarter earnings report in early August. The stock continued its sell-off over the last two weeks of September, as global crude prices slid roughly 18% from this summer’s peak. Shares of Amazon.com declined in the first quarter of 2014 after missing fourth-quarter expectations and guiding revenue below analysts’ consensus estimates. In our opinion, investor concerns about higher prices for Amazon.com’s Prime membership were overblown. We believe that the higher prices may increase usage as customers seek to maximize the value of their Prime membership. Whole Foods Market was a material detractor from results, and we exited the Fund’s position because our investment thesis was undermined when the company chose to address new competition by changing its business model. In our opinion, the new model—which emphasizes lower prices and lower gross margins—may be too little, too late to allow the company to meet its same-store growth and margin projections.

1.	See footnote on page 6 for more information on the Russell 1000® Growth Index.
2.	See footnote on page 6 for more information on Lipper Inc.

9

Did the Fund make any significant purchases or sales during the reporting period?

We initiated a position in Micron Technology because of the extreme tightness in the memory market (both DRAM and NAND) and the capital discipline that we believe is likely to persist in the industry into 2015. We added a position in social-networking service and web site Facebook, as we believe the potential for mobile advertising growth and platform utilization remains strong. We also initiated a position in biopharmaceutical company Pharmacyclics, as it is one of the faster-growing health care stocks with what we believe to be a robust future drug pipeline.

We exited the Fund’s position in telecommunications equipment company Qualcomm because of a reduction in revenue growth expectations, combined with margin compression that could lead to a slowdown in earnings-per-share growth as the smartphone industry matures. We exited the Fund’s position in oilfield services company Schlumberger as part of a broader decision about energy following the significant decline in the price of oil. We decided to transition from an underweight to an overweight position in the sector, but we moved the Fund into a higher-beta exploration and production company, EOG Resources, which we feel may benefit strongly when oil prices rise. We also exited the Fund’s position in cigarette manufacturer Philip Morris International because of concerns that earnings per share may be revised downward if volatile emerging markets cause industry volumes to decline more than management anticipates.

How did the Fund’s sector weightings change during the reporting period?

The Fund increased its exposure relative to the Russell 1000® Growth Index in the information technology, consumer discretionary and utilities sectors. The Fund decreased its exposure relative to the Index in the health care, materials and consumer staples sectors.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2014, the Fund held overweight positions relative to the Russell 1000® Growth Index in the consumer discretionary, information technology and energy sectors. As of the same date, the Fund held underweight positions in the consumer staples, health care and materials sectors.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Cornerstone Growth Fund

Portfolio of Investments October 31, 2014

	Shares	Value

Common Stocks 98.2%†
Aerospace & Defense 4.8%
Precision Castparts Corp.	152,956	$33,757,389
Textron, Inc.	524,205	21,770,234

		55,527,623

Auto Components 2.6%
Delphi Automotive PLC	426,986	29,453,494

Automobiles 0.9%
Tesla Motors, Inc. (a)	42,242	10,209,891

Banks 2.2%
First Republic Bank	496,488	25,286,134

Beverages 3.3%
Diageo PLC, Sponsored ADR	111,507	13,154,481
SABMiller PLC, Sponsored ADR	435,777	24,682,409

		37,836,890

Biotechnology 4.1%
Alexion Pharmaceuticals, Inc. (a)	88,557	16,946,268
Pharmacyclics, Inc. (a)	229,297	29,962,239

		46,908,507

Capital Markets 1.9%
Ameriprise Financial, Inc.	172,710	21,790,821

Diversified Financial Services 1.9%
CME Group, Inc.	262,431	21,994,342

Electronic Equipment, Instruments & Components 1.7%
Trimble Navigation, Ltd. (a)	740,035	19,877,340

Health Care Providers & Services 4.9%
♦Catamaran Corp. (a)	1,142,039	54,440,999
Envision Healthcare Holdings, Inc. (a)	60,756	2,123,422

		56,564,421

Hotels, Restaurants & Leisure 5.6%
Las Vegas Sands Corp.	305,420	19,015,449
♦Starbucks Corp.	597,639	45,157,603

		64,173,052

Household Durables 3.0%
♦PulteGroup, Inc.	1,784,056	34,236,035

	Shares	Value

Internet & Catalog Retail 3.0%
Amazon.com, Inc. (a)	93,271	$28,490,560
Shutterfly, Inc. (a)	152,738	6,389,030

		34,879,590

Internet Software & Services 19.7%
Alibaba Group Holding, Ltd., Sponsored ADR (a)	185,512	18,291,483
CoStar Group, Inc. (a)	131,439	21,173,509
eBay, Inc. (a)	286,975	15,066,187
♦Facebook, Inc. Class A (a)	480,241	36,013,273
♦Google, Inc. Class A (a)	76,753	43,585,726
♦Google, Inc. Class C (a)	46,748	26,135,872
MercadoLibre, Inc.	159,461	21,710,615
♦Rackspace Hosting, Inc. (a)	1,197,691	45,943,427

		227,920,092

IT Services 3.9%
♦Visa, Inc. Class A	188,491	45,507,382

Media 7.6%
CBS Corp. Class B	341,514	18,516,889
Comcast Corp. Class A	542,829	30,045,585
Time Warner Cable, Inc.	77,953	11,475,461
Walt Disney Co. (The)	307,286	28,079,795

		88,117,730

Oil, Gas & Consumable Fuels 5.8%
Anadarko Petroleum Corp.	306,256	28,108,176
Cobalt International Energy, Inc. (a)	955,685	11,191,071
EOG Resources, Inc.	296,286	28,161,984

		67,461,231

Personal Products 1.0%
Estee Lauder Cos., Inc. (The) Class A	150,739	11,332,558

Semiconductors & Semiconductor Equipment 3.4%
♦Micron Technology, Inc. (a)	1,171,433	38,762,718

Software 5.5%
♦Salesforce.com, Inc. (a)	995,609	63,709,020

Specialty Retail 1.6%
Home Depot, Inc. (The)	113,375	11,056,330
Ross Stores, Inc.	95,287	7,691,567

		18,747,897

Technology Hardware, Storage & Peripherals 2.0%
Stratasys, Ltd. (a)	193,414	23,279,309

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2014, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2014 (continued)

	Shares	Value

Common Stocks (continued)
Textiles, Apparel & Luxury Goods 3.3%
Kate Spade & Co. (a)	431,086	$11,695,363
NIKE, Inc. Class B	285,081	26,503,981

		38,199,344

Trading Companies & Distributors 4.5%
♦Fastenal Co.	777,122	34,224,453
United Rentals, Inc. (a)	162,258	17,858,115

		52,082,568

Total Common Stocks (Cost $975,718,819)		1,133,857,989

	Principal Amount
Short-Term Investment 2.9%
Repurchase Agreement 2.9%
State Street Bank and Trust Co. 0.00%, dated 10/31/14 due 11/3/14 Proceeds at Maturity $33,463,278 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 1.96% and a maturity date of 11/7/22, with a Principal Amount of $36,180,000 and a Market Value of $34,134,853)	$33,463,278	33,463,278

Total Short-Term Investment (Cost $33,463,278)		33,463,278

Total Investments (Cost $1,009,182,097) (b)	101.1%	1,167,321,267
Other Assets, Less Liabilities	(1.1)	(12,513,572)
Net Assets	100.0%	$1,154,807,695
(a)	Non-income producing security.

(b)	As of October 31, 2014, cost was $1,009,655,920 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$187,241,553
Gross unrealized depreciation	(29,576,206)

Net unrealized appreciation	$157,665,347

The following abbreviation is used in the above portfolio:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of October 31, 2014, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,133,857,989	$—	$—	$1,133,857,989
Short-Term Investment
Repurchase Agreement	—	33,463,278	—	33,463,278

Total Investments in Securities	$1,133,857,989	$33,463,278	$—	$1,167,321,267

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2014, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2014, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12	MainStay Cornerstone Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2014

Assets
Investment in securities, at value (identified cost $1,009,182,097)	$1,167,321,267
Receivables:
Investment securities sold	9,183,596
Fund shares sold	813,245
Dividends	270,554
Other assets	32,311

Total assets	1,177,620,973

Liabilities
Payables:
Investment securities purchased	20,354,747
Fund shares redeemed	1,099,030
Manager (See Note 3)	546,493
Transfer agent (See Note 3)	497,956
NYLIFE Distributors (See Note 3)	154,318
Shareholder communication	137,488
Professional fees	10,882
Trustees	2,300
Custodian	1,169
Accrued expenses	8,895

Total liabilities	22,813,278

Net assets	$1,154,807,695

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$34,077
Additional paid-in capital	897,437,014

897,471,091
Accumulated net realized gain (loss) on investments	99,197,434
Net unrealized appreciation (depreciation) on investments	158,139,170

Net assets	$1,154,807,695

Class A
Net assets applicable to outstanding shares	$298,912,528

Shares of beneficial interest outstanding	8,857,340

Net asset value per share outstanding	$33.75
Maximum sales charge (5.50% of offering price)	1.96

Maximum offering price per share outstanding	$35.71

Investor Class
Net assets applicable to outstanding shares	$239,712,233

Shares of beneficial interest outstanding	7,124,773

Net asset value per share outstanding	$33.64
Maximum sales charge (5.50% of offering price)	1.96

Maximum offering price per share outstanding	$35.60

Class B
Net assets applicable to outstanding shares	$51,494,974

Shares of beneficial interest outstanding	1,552,118

Net asset value and offering price per share outstanding	$33.18

Class C
Net assets applicable to outstanding shares	$4,880,428

Shares of beneficial interest outstanding	147,114

Net asset value and offering price per share outstanding	$33.17

Class I
Net assets applicable to outstanding shares	$559,775,664

Shares of beneficial interest outstanding	16,394,595

Net asset value and offering price per share outstanding	$34.14

Class R2
Net assets applicable to outstanding shares	$31,868

Shares of beneficial interest outstanding	946

Net asset value and offering price per share outstanding (a)	$33.68

(a)	The difference in the NAV recalculation and NAV stated is caused by rounding differences.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the year ended October 31, 2014

Investment Income (Loss)
Income
Dividends	$10,081,897

Expenses
Manager (See Note 3)	7,911,829
Transfer agent (See Note 3)	2,684,020
Distribution/Service—Class A (See Note 3)	757,493
Distribution/Service—Investor Class (See Note 3)	599,836
Distribution/Service—Class B (See Note 3)	545,477
Distribution/Service—Class C (See Note 3)	46,420
Distribution/Service—Class R2 (See Note 3)	75
Shareholder communication	370,901
Registration	268,444
Professional fees	61,904
Trustees	23,249
Custodian	9,158
Shareholder service (See Note 3)	30
Miscellaneous	33,990

Total expenses before waiver/reimbursement	13,312,826
Expense waiver/reimbursement from Manager (See Note 3)	(308,119)

Net expenses	13,004,707

Net investment income (loss)	(2,922,810)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	106,676,942
Net change in unrealized appreciation (depreciation) on investments	15,515,453

Net realized and unrealized gain (loss) on investments	122,192,395

Net increase (decrease) in net assets resulting from operations	$119,269,585

14	MainStay Cornerstone Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the year ended October 31, 2014, the period July 1 through October 31, 2013 and the year ended June 30, 2013

	2014	2013 (a)	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(2,922,810)	$(111,685)	$1,911,289
Net realized gain (loss) on investments	106,676,942	45,237,991	58,502,775
Net change in unrealized appreciation (depreciation) on investments	15,515,453	92,859,130	(17,153,257)

Net increase (decrease) in net assets resulting from operations	119,269,585	137,985,436	43,260,807

Dividends and distributions to shareholders:
From net investment income:
Class A	(244,081)	—	(72,827)
Class I	(1,673,008)	—	(976,716)

	(1,917,089)	—	(1,049,543)

From net realized gain on investments:
Class A	(15,607,079)	(13,680,395)	(2,913,456)
Investor Class	(12,050,558)	(11,620,169)	—
Class B	(2,942,828)	(2,791,278)	—
Class C	(221,686)	(198,513)	—
Class I	(27,960,501)	(23,569,471)	(23,470,802)
Class R2	(1,424)	(1,284)	—

	(58,784,076)	(51,861,110)	(26,384,258)

Total dividends and distributions to shareholders	(60,701,165)	(51,861,110)	(27,433,801)

Capital share transactions:
Net proceeds from sale of shares	216,962,318	127,782,545	224,733,585
Net asset value of shares issued in connection with the acquisition of MainStay Growth Equity Fund (See Note 9)	—	—	539,595,303
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	60,350,076	51,485,520	25,434,466
Cost of shares redeemed	(376,464,396)	(85,300,744)	(115,106,399)

Increase (decrease) in net assets derived from capital share transactions	(99,152,002)	93,967,321	674,656,955

Net increase (decrease) in net assets	(40,583,582)	180,091,647	690,483,961

	2014	2013 (a)	2013
Net Assets
Beginning of period	$1,195,391,277	$1,015,299,630	$324,815,669

End of period	$1,154,807,695	$1,195,391,277	$1,015,299,630

Undistributed net investment income at end of period	$—	$806,187	$806,187

(a)	The Fund changed its fiscal year end from June 30 to October 31.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Year ended October 31,	July 1, 2013 through October 31,		Year ended June 30,
Class A	2014	2013***		2013	2012****	2011****	2010****
Net asset value at beginning of period	$32.09	$29.72		$29.41	$30.71	$21.10	$20.24

Net investment income (loss) (a)	(0.09)	(0.01)		0.10	(0.07)	(0.18)	(0.12)
Net realized and unrealized gain (loss) on investments	3.35	3.88		2.57	0.16	9.79	0.98

Total from investment operations	3.26	3.87		2.67	0.09	9.61	0.86

Less dividends and distributions:
From net investment income	(0.02)	—		(0.06)	—	—	—
From net realized gain on investments	(1.58)	(1.50)		(2.30)	(1.39)	—	—

Total dividends and distributions	(1.60)	(1.50)		(2.36)	(1.39)	—	—

Net asset value at end of period	$33.75	$32.09		$29.72	$29.41	$30.71	$21.10

Total investment return (b)	10.74%	13.40	% (c)	9.64%	0.72%	45.55%	4.25%
Ratios of expenses to average net assets:
Before expense waivers and reimbursements	1.21%	1.26	% ††	1.21%	1.34%	1.33%	1.39%
After expense waivers and reimbursements	1.17%	1.17	% ††	1.19%	1.34%	1.40%	1.48%
Ratios of net investment income (loss) to average net assets:
Before expense waivers and reimbursements	(0.34%)	(0.23	%)††	0.32%	(0.24%)	(0.58%)	(0.42%)
After expense waivers and reimbursements	(0.30%)	(0.14	%)††	0.34%	(0.24%)	(0.65%)	(0.51%)
Portfolio turnover rate	88%	36%		98%	114%	120%	132%
Net assets at end of period (in 000’s)	$298,913	$316,746		$272,378	$35,680	$155,583	$171,330

***	The Fund changed its fiscal year end from June 30 to October 31.
****	This year was audited by a predecessor audit firm whose opinion was unqualified.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

Investor Class	Year ended October 31, 2014	July 1, 2013 through October 31, 2013***		January 18, 2013** through June 30, 2013
Net asset value at beginning of period	$32.01	$29.64		$29.20	†

Net investment income (loss) (a)	(0.14)	(0.00	)‡	(0.03)
Net realized and unrealized gain (loss) on investments	3.35	3.87		0.47

Total from investment operations	3.21	3.87		0.44

Less distributions:
From net realized gain on investments	(1.58)	(1.50)		—

Net asset value at end of period	$33.64	$32.01		$29.64

Total investment return (b)	10.58%	13.44	% (c)	1.51	% (c)(d)
Ratio of expenses to average net assets	1.30%	1.05	% ††	1.77	% ††
Ratios of net investment income to average net assets	(0.43%)	(0.01	%)††	(0.25	%)††
Portfolio turnover rate	88%	36%		98%
Net assets at end of period (in 000’s)	$239,712	$245,125		$233,120

**	Inception date.
***	The Fund changed its fiscal year end from June 30 to October 31.
†	Based on the net asset value of Class A as of January 18, 2013.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

16	MainStay Cornerstone Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Class B	Year ended October 31, 2014	July 1, 2013 through October 31, 2013***		January 18, 2013** through June 30, 2013
Net asset value at beginning of period	$31.81	$29.54		$29.20	†

Net investment income (loss) (a)	(0.37)	(0.08)		(0.13)
Net realized and unrealized gain (loss) on investments	3.32	3.85		0.47

Total from investment operations	2.95	3.77		0.34

Less distributions:
From net realized gain on investments	(1.58)	(1.50)		—

Net asset value at end of period	$33.18	$31.81		$29.54

Total investment return (b)	9.79%	13.14	% (c)	1.16	% (c)(d)
Ratios of expenses to average net assets	2.05%	1.80	% ††	2.52	% ††
Ratios of net investment income (loss) to average net assets	(1.17%)	(0.76	%)††	(0.99	%)††
Portfolio turnover rate	88%	36%		98%
Net assets at end of period (in 000’s)	$51,495	$59,371		$55,524

**	Inception date.
***	The Fund changed its fiscal year end from June 30 to October 31.
†	Based on the net asset value of Class A as of January 18, 2013.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

Class C	Year ended October 31, 2014	July 1, 2013 through October 31, 2013***		January 18, 2013** through June 30, 2013
Net asset value at beginning of period	$31.81	$29.54		$29.20	†

Net investment income (loss) (a)	(0.37)	(0.08)		(0.13)
Net realized and unrealized gain (loss) on investments	3.31	3.85		0.47

Total from investment operations	2.94	3.77		0.34

Less distributions:
From net realized gain on investments	(1.58)	(1.50)		—

Net asset value at end of period	$33.17	$31.81		$29.54

Total investment return (b)	9.76%	13.14	% (c)	1.16	% (c)(d)
Ratios of expenses to average net assets	2.05%	1.80	% ††	2.52	% ††
Ratios of net investment income (loss) to average net assets	(1.19%)	(0.76	%)††	(1.00	%)††
Portfolio turnover rate	88%	36%		98%
Net assets at end of period (in 000’s)	$4,880	$4,325		$3,851

**	Inception date.
***	The Fund changed its fiscal year end from June 30 to October 31.
†	Based on the net asset value of Class A as of January 18, 2013.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,	July 1, 2013 through October 31,		Year ended June 30,			November 2, 2009** through June 30,
Class I	2014	2013***		2013	2012****	2011****	2010****
Net asset value at beginning of period	$32.44	$30.01		$29.63	$30.84	$21.14	$22.64

Net investment income (loss) (a)	(0.02)	0.01		0.17	0.00 ‡	(0.11)	(0.04)
Net realized and unrealized gain (loss) on investments	3.39	3.92		2.61	0.18	9.81	(1.46)

Total from investment operations	3.37	3.93		2.78	0.18	9.70	(1.50)

Less dividends and distributions:
From net investment income	(0.09)	—		(0.10)	—	—	—
From net realized gain on investments	(1.58)	(1.50)		(2.30)	(1.39)	—	—

Total dividends and distributions	(1.67)	(1.50)		(2.40)	(1.39)	—	—

Net asset value at end of period	$34.14	$32.44		$30.01	$29.63	$30.84	$21.14

Total investment return (b)	11.00%	13.51	%(c)	9.91%	1.02%	45.88%	(6.63	%)(c)
Ratios of expenses to average net assets:
Before expense waivers and reimbursements	0.96%	0.99	%††	1.00%	1.10%	1.10%	1.12	% ††
After expense waivers and reimbursements	0.92%	0.92	%††	0.97%	1.10%	1.14%	1.20	% ††
Ratios of net investment income (loss) to average net assets:
Before expense waivers and reimbursements	(0.09%)	0.04	%††	0.55%	0.01%	(0.34%)	(0.18	%)††
After expense waivers and reimbursements	(0.05%)	0.11	%††	0.58%	0.01%	(0.38%)	(0.26	%)††
Portfolio turnover rate	88%	36%		98%	114%	120%	132%
Net assets at end of period (in 000’s)	$559,776	$569,795		$450,402	$289,136	$142,960	$7,518

**	Inception date.
***	The Fund changed its fiscal year end from June 30 to October 31.
****	This year was audited by a predecessor audit firm whose opinion was unqualified.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

Class R2	Year ended October 31, 2014	July 1, 2013 through October 31, 2013***		January 18, 2013** through June 30, 2013
Net asset value at beginning of period	$32.04	$29.70		$29.20	†

Net investment income (loss) (a)	(0.14)	(0.04)		0.03
Net realized and unrealized gain (loss) on investments	3.36	3.88		0.47

Total from investment operations	3.22	3.84		0.50

Less distributions:
From net realized gain on investments	(1.58)	(1.50)		—

Net asset value at end of period	$33.68	$32.04		$29.70

Total investment return (b)	10.60%	13.30	% (c)	1.71	%(c)(d)
Ratios of expenses to average net assets	1.31%	1.39	% ††	1.30	%††
Ratios of net investment income (loss) to average net assets	(0.44%)	(0.37	%)††	0.23	%††
Portfolio turnover rate	88%	36%		98%
Net assets at end of period (in 000’s)	$32	$29		$25

**	Inception date.
***	The Fund changed its fiscal year end from June 30 to October 31.
†	Based on the net asset value of Class A as of January 18, 2013.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

18	MainStay Cornerstone Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Cornerstone Growth Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. The Fund is successor to Keystone Large Cap Growth Fund (the “Predecessor Fund”), which was a series of a different registered investment company for which Cornerstone Capital Management LLC, a Minnesota limited liability company and the predecessor entity to the Fund’s Subadvisor (as defined in Note 3(A)), served as investment adviser. The financial statements of the Fund reflect the historical results of corresponding shares of the Predecessor Fund prior to its reorganization on January 11, 2013. Upon the completion of the reorganization, the Class A and Class I shares of the Fund assumed the performance, financial and other information of the Predecessor Fund. All information regarding and references to periods prior to January 11, 2013 refer to the Predecessor Fund.

The Fund currently offers six classes of shares. Investor Class, Class B, Class C and Class R2 were first offered as of the close of business on January 18, 2013. Class B shares were closed to new investors as of January 18, 2013, however, existing Class B shareholders continue to be able to add to their existing account. Class A shares commenced operations on August 7, 2006. Class I shares commenced operations on November 2, 2009. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I and Class R2 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The six classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee. Class R2 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek long-term growth of capital.

Effective July 1, 2013, the Fund changed its fiscal and tax year end from June 30 to October 31.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the full Board for its review and ratification, if appropriate, at its next regularly scheduled meeting immediately after such action.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable

19

Notes to Financial Statements (continued)

market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The aggregate value by input level, as of October 31, 2014, for the Fund’s assets or liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Broker Dealer Quotes	• Reported Trades
• Two-sided markets	• Issuer Spreads
• Bids / Offers	• Benchmark securities
• Industry and economic events	• Reference Data (corporate actions or material event notices)
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent valuation uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. For the year ended October 31, 2014, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2014, the Fund did not hold any securities that were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The

20	MainStay Cornerstone Growth Fund

Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute securities lending at any time without notice when deemed appropriate. The Fund did not have any portfolio securities on loan as of October 31, 2014.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  Effective after the close of business on January 11, 2013, New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), began serving as the Fund’s

21

Notes to Financial Statements (continued)

Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Cornerstone Capital Management LLC (“CCM” or “Subadvisor”), an affiliate of New York Life Investments, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and CCM, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% up to $500 million; 0.675% from $500 million to $1 billion; and 0.65% in excess of $1 billion. The effective management fee rate was 0.68% for the year ended October 31, 2014. Prior to the close of business on January 11, 2013, the monthly fee rates paid to CCM were 0.70% on the average daily net asset.

Effective after the close of business on January 11, 2013, New York Life Investments entered into a written expense limitation agreement under which it has agreed to reimburse expenses of Class A and Class I shares so that the total ordinary operating expenses for Class A and Class I shares do not exceed 1.34% and 1.09%, respectively, of average daily net assets. This agreement will remain in effect until February 28, 2015, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and the fees and expenses of any other funds in which the Fund invests.

Prior to the close of business on January 11, 2013, the Predecessor entity to CCM had a written expense limitation agreement under which it had agreed to waive a portion of the Predecessor Fund’s management fee and/or reimburse expenses of the Predecessor Fund to ensure that Total Annual Fund operating expenses for Class A and Class I (exclusive of taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends on short positions, acquired fund fees and expenses and extraordinary or non-recurring expenses, such as litigation) did not exceed 1.45% and 1.20%, respectively, of the Predecessor Fund’s average annual net assets. The Predecessor entity to CCM was permitted to be reimbursed by the Predecessor Fund for management fee reductions and/or expense payments made in the prior three fiscal years, so long as the reimbursement did not cause the Predecessor Fund’s Total Annual Fund Operating Expenses to exceed the expense limitation.

New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses so that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) applicable to Class A and Class I shares do not exceed the following percentages of average daily net assets: Class A, 1.17%; and Class I, 0.92%. These voluntary waivers will remain in effect until February 28, 2015, unless terminated earlier by New York Life Investments or the Board of Trustees.

For the year ended October 31, 2014, New York Life Investments earned fees from the Fund in the amount of $7,911,829 and waived its fees and/or reimbursed expenses in the amount of $308,119.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

Prior to the close of business on January 11, 2013, Quasar Distributors, LLC (“Quasar”) served as the distributor to the Predecessor Fund. As the distributor, Quasar, received a monthly distribution fee from Class A shares at an annual rate of 0.25% of the average daily net assets.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 shares. This is in addition to any fees paid under a distribution plan, where applicable.

22	MainStay Cornerstone Growth Fund

Shareholder Service Fees incurred by the Fund for the year ended October 31, 2014, were as follows:

Class R2	$30

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A and Investor Class shares were $16,180 and $26,726, respectively, for the year ended October 31, 2014. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $1,352, $141, $63,275 and $639, respectively, for the year ended October 31, 2014.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2014, were as follows:

Class A	$626,715
Investor Class	722,081
Class B	164,422
Class C	13,948
Class I	1,156,792
Class R2	62

(E)  Capital.  As of October 31, 2014, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class R2	$31,868	100.0%

Note 4–Federal Income Tax

As of October 31, 2014, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$39,048,740	$60,622,517	$—	$157,665,347	$257,336,604

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2014 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$4,033,712	$(4,033,712)	$—

The reclassifications for the Fund are primarily due to the utilization of a net operating loss and distribution redesignations.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The Fund utilized $1,402,218 of capital loss carryforwards during the year ended October 31, 2014.

The Fund has capital losses of $1,402,218 that will expire on 10/31/2015, and are subject to limitation.

The tax character of distributions paid during the year ended October 31, 2014, the four-month period ended October 31, 2013 and the fiscal year ended June 30, 2013 shown in the Statements of Changes in Net Assets, was as follows:

	October 31,		June 30,
	2014	2013	2013
Distributions paid from:
Ordinary Income	$56,047,746	$—	$11,480,024
Long-Term Capital Gain	4,653,419	51,861,110	15,953,777
Total	$60,701,165	$51,861,110	$27,433,801

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 5, 2014, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum amount of $700,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 4, 2015, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 5, 2014, the aggregate commitment amount was $300,000,000 with an optional maximum amount of $400,000,000.

23

Notes to Financial Statements (continued)

There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the year ended October 31, 2014.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2014, purchases and sales of securities, other than short-term securities, were $1,006,361 and $1,159,190, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2014:
Shares sold	1,312,037	$41,756,369
Shares issued to shareholders in reinvestment of dividends and distributions	513,574	15,602,599
Shares redeemed	(2,840,659)	(89,429,149)

Net increase (decrease) in shares outstanding before conversion	(1,015,048)	(32,070,181)
Shares converted into Class A (See Note 1)	458	14,508

Net increase (decrease)	(1,014,590)	$(32,055,673)

Four-month period ended October 31, 2013:
Shares sold	782,329	$24,533,772
Shares issued to shareholders in reinvestment of dividends and distributions	449,035	13,408,540
Shares redeemed	(524,622)	(16,331,659)

Net increase (decrease) in shares outstanding before conversion	706,742	21,610,653
Shares converted into Class A (See Note 1)	1,056	32,034

Net increase (decrease)	707,798	$21,642,687

Year ended June 30, 2013:
Shares sold	746,721	$22,228,053
Shares issued in connection with the acquisition of MainStay Growth Equity Fund	7,950,596	232,131,950
Shares issued to shareholders in reinvestment of dividends and distributions	36,306	1,004,237
Shares redeemed	(965,939)	(28,944,947)

Net increase (decrease) in shares outstanding before conversion	7,767,684	226,419,293
Shares converted into Class A (See Note 1)	202,643	6,011,509
Shares converted from Class A (See Note 1)	(19,452)	(577,911)

Net increase (decrease)	7,950,875	$231,852,891

Investor Class (a)	Shares	Amount
Year ended October 31, 2014:
Shares sold	445,873	$14,183,610
Shares issued to shareholders in reinvestment of dividends and distributions	396,433	12,022,055
Shares redeemed	(1,378,654)	(43,884,473)

Net increase (decrease) in shares outstanding before conversion	(536,348)	(17,678,808)
Shares converted into Investor Class (See Note 1)	2,812	88,903

Net increase (decrease)	(533,536)	$(17,589,905)

Four-month period ended October 31, 2013:
Shares sold	121,208	$3,768,698
Shares issued to shareholders in reinvestment of dividends and distributions	389,467	11,594,508
Shares redeemed	(720,804)	(22,584,402)

Net increase (decrease) in shares outstanding before conversion	(210,129)	(7,221,196)
Shares converted into Investor Class (See Note 1)	3,983	120,669

Net increase (decrease)	(206,146)	$(7,100,527)

Period ended June 30, 2013:
Shares sold	84,732	$2,504,594
Shares issued in connection with the acquisition of MainStay Growth Equity Fund	8,156,933	238,156,340
Shares redeemed	(422,724)	(12,518,021)

Net increase (decrease) in shares outstanding before conversion	7,818,941	228,142,913
Shares converted into Investor Class (See Note 1)	188,961	5,594,968
Shares converted from Investor Class (See Note 1)	(143,447)	(4,223,920)

Net increase (decrease)	7,864,455	$229,513,961

24	MainStay Cornerstone Growth Fund

Class B (a)	Shares	Amount
Year ended October 31, 2014:
Shares sold	140,554	$4,413,977
Shares issued to shareholders in reinvestment of dividends and distributions	97,445	2,934,757
Shares redeemed	(548,894)	(17,268,143)

Net increase (decrease) in shares outstanding before conversion	(310,895)	(9,919,409)
Shares converted from Class B (See Note 1)	(3,308)	(103,411)

Net increase (decrease)	(314,203)	$(10,022,820)

Four-month period ended October 31, 2013:
Shares sold	54,179	$1,683,035
Shares issued to shareholders in reinvestment of dividends and distributions	93,780	2,778,880
Shares redeemed	(156,091)	(4,838,468)

Net increase (decrease) in shares outstanding before conversion	(8,132)	(376,553)
Shares converted from Class B (See Note 1)	(5,064)	(152,703)

Net increase (decrease)	(13,196)	$(529,256)

Period ended June 30, 2013:
Shares sold	75,939	$2,246,409
Shares issued in connection with the acquisition of MainStay Growth Equity Fund	2,184,189	63,771,319
Shares redeemed	(151,181)	(4,470,647)

Net increase (decrease) in shares outstanding before conversion	2,108,947	61,547,081
Shares converted from Class B (See Note 1)	(229,430)	(6,804,646)

Net increase (decrease)	1,879,517	$54,742,435

Class C (a)	Shares	Amount
Year ended October 31, 2014:
Shares sold	28,547	$897,161
Shares issued to shareholders in reinvestment of dividends and distributions	6,257	188,335
Shares redeemed	(23,671)	(744,055)

Net increase (decrease)	11,133	$341,441

Four-month period ended October 31, 2013:
Shares sold	19,435	$599,990
Shares issued to shareholders in reinvestment of dividends and distributions	5,590	165,588
Shares redeemed	(19,396)	(603,294)

Net increase (decrease)	5,629	$162,284

Period ended June 30, 2013:
Shares sold	18,487	$546,418
Shares issued in connection with the acquisition of MainStay Growth Equity Fund	140,349	4,097,732
Shares redeemed	(28,484)	(843,781)

Net increase (decrease)	130,352	$3,800,369

Class I	Shares	Amount
Year ended October 31, 2014:
Shares sold	4,877,287	$155,711,201
Shares issued to shareholders in reinvestment of dividends and distributions	965,142	29,600,906
Shares redeemed	(7,014,692)	(225,138,576)

Net increase (decrease)	(1,172,263)	$(39,826,469)

Four-month period ended October 31, 2013:
Shares sold	3,073,403	$97,197,050
Shares issued to shareholders in reinvestment of dividends and distributions	780,137	23,536,720
Shares redeemed	(1,296,735)	(40,942,921)

Net increase (decrease)	2,556,805	$79,790,849

Year ended June 30, 2013:
Shares sold	6,592,004	$197,183,111
Shares issued in connection with the acquisition of MainStay Growth Equity Fund	48,840	1,437,962
Shares issued to shareholders in reinvestment of dividends and distributions	875,949	24,430,229
Shares redeemed	(2,263,660)	(68,329,003)

Net increase (decrease)	5,253,133	$154,722,299

Class R2 (a)	Shares	Amount
Year ended October 31, 2014:
Shares issued to shareholders in reinvestment of dividends and distributions	47	$1,424

Net increase (decrease)	47	$1,424

Four-month period ended October 31, 2013:
Shares issued to shareholders in reinvestment of dividends and distributions	43	$1,284

Net increase (decrease)	43	$1,284

Period ended June 30, 2013:
Shares sold	856	$25,000

Net increase (decrease)	856	$25,000

(a)	Investor Class shares, Class B shares, Class C shares and Class R2 shares were first offered on January 18, 2013.

Note 9–Fund Acquisitions

Keystone Large Cap Growth Fund

On January 11, 2013, MainStay Cornerstone Growth Fund acquired all of the net assets of Keystone Large Cap Growth Fund, an open-end investment company, pursuant to a plan of reorganization approved by Keystone Large Cap Growth Fund shareholders on December 18, 2012. The acquisition was accomplished by a tax-free exchange of 12,423,785 shares of MainStay Cornerstone Growth Fund, valued at $39,966,272 for 1,366,582 Class A shares and $326,082,048 for 11,057,203 Class I shares of Keystone Large Cap Growth Fund outstanding on January 11, 2013. The investment portfolio of Keystone Large Cap Growth Fund, with a fair value of $365,640,832 and identified cost of $330,906,053 at January 11, 2013 was the principal asset acquired by MainStay Cornerstone Growth Fund. Immediately prior to the merger, MainStay Cornerstone Growth Fund did not have any assets or liabilities. On January 18, 2013, the MainStay Cornerstone Growth Fund also launched Classes A, B, C, R2 and Investor. Assuming the

25

Notes to Financial Statements (continued)

acquisition had been completed on July 1, 2012, the beginning of the annual reporting period of MainStay Cornerstone Growth Fund, there would have been no difference in the results of operations since the acquiring fund was established to receive all assets and liabilities of the predecessor, Keystone Large Cap Growth Fund, and the MainStay Cornerstone Growth Fund did not have any operations or investment activities prior to the acquisition.

MainStay Growth Equity Fund

At a meeting held on September 24-25, 2012, the Board approved a plan of reorganization whereby the Fund would acquire the assets, including the investments, and assume the liabilities on MainStay Growth Equity Fund, a series of MainStay Funds Trust. Shareholders of MainStay Growth Equity Fund approved this reorganization on January 7, 2013, which was then completed on January 18, 2013. The aggregate net assets of the acquiring Fund, MainStay Cornerstone Growth Fund, immediately before the acquisition were $367,512,018 and the combined net assets after the acquisition were $907,107,321.

The acquisition was accomplished by a tax-free exchange of the following:

	Shares	Value
MainStay Growth Equity Fund
Investor Class	20,529,705	$238,156,340
Class A	19,906,164	232,131,950
Class B	5,796,666	63,771,319
Class C	372,398	4,097,732
Class I	122,131	1,437,962

In exchange for the MainStay Growth Equity Fund shares and net assets, the Fund issued 8,156,933, 7,950,596, 2,184,189, 140,349, and 48,840 of Investor Class, Class A, Class B, Class C, and Class I shares, respectively.

MainStay Growth Equity Fund’s net assets after adjustments for any permanent book-to-tax differences at the acquisition date were as follows, which include the following amounts of capital stock, unrealized appreciation (depreciation), accumulated net realized gain (loss) and undistributed net investment income:

	Total Net Assets	Capital Stock	Unrealized Appreciation (Depreciation)	Capital Loss Carry Forward	Realized Capital Gain
MainStay Growth Equity Fund	$539,595,303	$479,358,627	$46,457,288	$(5,305,378)	$19,084,766

Assuming the acquisition of MainStay Growth Equity Fund had been completed on July 1, 2012, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of operations for the period ended June 30, 2013, are as follows:

Net investment income (loss)	$3,520,881
Net gain on investments	$78,546,274
Net increase in net assets resulting from operations	$82,067,155

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the MainStay Growth Equity Fund that have been included in the Fund’s Statement of Operations since January 18, 2013.

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from MainStay Growth Equity Fund, in the amount of $482,929,858, was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Note 10–Change in Independent Registered Public Accounting Firm (Unaudited)

On September 24, 2012, KPMG LLP (KPMG) was selected as the Fund’s independent registered public accounting firm. The Fund’s selection of KPMG as its independent registered public accounting firm was recommended by the Fund’s audit committee and was approved by the Fund’s Board of Trustees.

Ernst & Young LLP (E&Y) was the independent registered public accounting firm for the Predecessor Fund. The reports of the financial statements audited by E&Y for the Predecessor Fund for each of the years in the four-year period ended June 30, 2012 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Predecessor Fund and E&Y on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of E&Y would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2014, events and transactions subsequent to October 31, 2014, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

26	MainStay Cornerstone Growth Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Cornerstone Growth Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2014, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year ended October 31, 2014, the four-month period ended October 31, 2013, and the year ended June 30, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years or periods presented through June 30, 2012 were audited by other auditors, whose report thereon dated August 27, 2012, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Cornerstone Growth Fund of MainStay Funds Trust as of October 31, 2014, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended October 31, 2014, the four-month period ended October 31, 2013, and the year ended June 30, 2013, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2014

27

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $4,653,419 as long term capital gain distributions.

For the fiscal year ended October 31, 2014, the Fund designated approximately $6,035,672 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2014, should be multiplied by 8.2% to arrive at the amount eligible for the corporate dividends received deduction.

In February 2015, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2014. The amounts that are reported on such Form 1099-DIV or substitute Form 1099 are the amounts you are to use on your federal income tax return and potentially differ from the amounts which we are reporting for the Fund’s fiscal year ended October 31, 2014.

Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure (Unaudited)

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

28	MainStay Cornerstone Growth Fund

Board of Trustees and Officers (Unaudited)

The Board of Trustees oversees the actions of the MainStay Group of Funds (which is comprised of Funds that are series of the MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay DefinedTerm Municipal Opportunities Fund) (collectively the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s), and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal.

Under the Retirement Policy, a Board Member must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board Members. Information pertaining to the Board Members and officers is set forth below. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Board Members are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Board Members	John Y. Kim* 9/24/60	Indefinite; The MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008.***	Vice Chairman (since January 2014) and Chief Investment Officer (since 2011), New York Life Insurance Company; President, Investments Group—New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management Holdings LLC (since 2008); Chairman of the Board of Managers (since 2008) and Chief Executive Officer (2008 to 2013), New York Life Investment Management LLC; Member of the Board, MCF Capital Management LLC (since 2012), Private Advisors LLC (since 2010); MacKay Shields LLC and Madison Capital Funding LLC (since 2008); and Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012)	82

MainStay VP Funds Trust:
Trustee since 2008 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

29

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	82

MainStay VP Funds Trust:

Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; The MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82

MainStay VP Funds Trust:

Chairman since 2013 and Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011;

Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	82

MainStay VP Funds Trust:

Trustee since 2006 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; The MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82

MainStay VP Funds Trust:

Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

30	MainStay Cornerstone Growth Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40	Indefinite; The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (since 2008); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, University of California—San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011)	82

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 1994 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

	John A. Weisser 10/22/41	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	82

MainStay VP Funds Trust:

Trustee since 1997 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

31

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since January 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Senior Managing Director (since 2012) and Chairman of the Board (since 2008), NYLIM Service Company LLC; Senior Managing Director (since 2005) and Co-President (since January 2014), New York Life Investment Management LLC; President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012))
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, The MainStay Funds and MainStay Funds Trust (since 2014)	Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Assistant Secretary, MainStay VP Funds Trust (2010 to 2014)**, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014); Associate, Dechert LLP (2006 to 2010)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**; Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Insurance Company, New York Life Investment Management LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

32	MainStay Cornerstone Growth Fund

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Alternative

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2014 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1630578 MS360-14	MSCG11-12/14 (NYLIM) NL223

MainStay California Tax Free Opportunities Fund

Message from the President and Annual Report

October 31, 2014

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Message from the President

U.S. stocks saw relatively strong results for the 12 months ended October 31, 2014, with several leading U.S. stock indices recording double-digit returns. Despite geopolitical unrest and global economic uncertainty, domestic stocks benefited from accommodative central bank policies, increased merger and acquisition activity and solid corporate earnings.

In the United States, growth stocks outpaced value stocks at all capitalization levels except the very smallest, according to Russell data. Among stocks that Russell deemed defensive, however, the trend reversed, with value tending to outperform growth.

On the whole, international stocks provided disappointing performance during the 12-month reporting period, with returns for leading international stock indices ranging from nearly flat to negative. Increasing investor uncertainty about Europe, China and Japan contributed to the weakness, as did continuing tensions between Russia and Ukraine.

In Europe, slowing growth in gross domestic product (GDP) fueled deflation concerns, and remarks by the European Central Bank were not able to restore market confidence. The slowing pace of growth in China affected many countries, especially export-oriented emerging markets. Japan’s economy struggled after a consumer tax hike in April 2014 led to questions about the viability of the nation’s economic reforms.

For the most part, bond markets provided positive returns, with strong results from convertible bonds and emerging-market bonds overall. The Federal Open Market Committee kept the federal funds target rate in a range near zero throughout the reporting period. This accommodative stance benefited high-yield bonds and leveraged loans as investors searched for yield. The demand for municipal bonds remained consistently strong throughout the reporting period and municipal bond returns were strengthened as supply declined year-over-year.

If there’s anything certain about the stock and bond markets, it’s that there will always be unpredictable elements. This poses a difficult—but not insurmountable—challenge for investors. At MainStay Funds, our portfolio managers seek to prepare for the unknown by employing time-tested strategies and investment techniques as they pursue well-defined investment objectives outlined in the prospectus. Drawing on their own extensive investment experience, they pursue an appropriate balance of risk and reward for their respective Funds, no matter where the markets may move.

The report that follows shows how this approach affected your MainStay Fund during the 12 months ended October 31, 2014. We encourage you to read the report carefully and use it as you evaluate the progress of your investment portfolio. With increasing knowledge, ongoing portfolio adjustments and wise decisions along the way, you may be better able to pursue your long-range financial goals.

We thank you for choosing MainStay Funds, and we are pleased to have earned your trust. We know that with trust comes responsibility; and we will seek to honor that responsibility for as long as you invest with us.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2014

Class	Sales Charge		One Year	Since Inception (2/28/13)	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	8.80 13.93%	1.21 4.03%	1.11 1.11%
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	8.73 13.85	1.04 3.86	1.30 1.30
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	12.39 13.39	3.58 3.58	1.55 1.55
Class I Shares	No Sales Charge		14.34	4.30	0.86

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Since Inception
Barclays California Municipal Bond Index[3]	8.96%	3.84%
Average Lipper California Municipal Debt Fund[4]	10.47	3.37

3.	The Barclays California Municipal Bond Index is a market-value-weighted index of California investment grade tax exempt fixed-rate municipal bonds with maturities of one year or more. The Barclays California Municipal Bond Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume the reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The average Lipper California municipal debt fund is representative of funds that, by portfolio practice, invest primarily in municipal debt issues that are exempt from taxation in California (double tax-exempt) or a city in California (triple tax-exempt). This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay California Tax Free Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay California Tax Free Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2014, to October 31, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2014, to October 31, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/14	Ending Account Value (Based on Actual Returns and Expenses) 10/31/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/14	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,063.00	$3.90	$1,021.40	$3.82

Investor Class Shares	$1,000.00	$1,062.30	$4.57	$1,020.80	$4.48

Class C Shares	$1,000.00	$1,060.40	$5.92	$1,019.50	$5.80

Class I Shares	$1,000.00	$1,064.40	$2.60	$1,022.70	$2.55

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.75% for Class A, 0.88% for Investor Class, 1.14% for Class C and 0.50% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Industry Composition as of October 31, 2014 (Unaudited)

General	21.3%
School District	17.5
Transportation	10.6
General Obligation	6.4
Development	6.2
Medical	5.2
Water	4.9
Facilities	4.7
Airport	4.0
Education	3.3

Higher Education	1.5%
Tobacco Settlement	1.5
Utilities	1.4
Nursing Homes	1.3
Housing	1.2
Mello-Roos	0.8
Closed-Ended Funds	0.7
Power	0.4
Other Assets, Less Liabilities	7.1

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of October 31, 2014 (Unaudited)

1.	San Joaquin Hills Transportation Corridor Agency, Revenue Bonds, (zero coupon)–5.375%, due 1/15/24–1/15/44

2.	Kern Community College District, Safety Repair & Improvement, General Obligation, 5.25%–5.75%, due 11/1/31–11/1/34

3.	Guam Government, Business Privilege, Revenue Bonds, 6.50%, due 11/1/40

4.	Bay Area Toll Authority, Revenue Bonds, 5.00%–5.125%, due 4/1/34–4/1/39

5.	Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation, 5.50%, due 7/1/16–7/1/27
6.	Centinela Valley Union High School District, Election 2010, Unlimited General Obligation, (zero coupon)–5.75%, due 8/1/34-8/1/41

7.	Anaheim, California, School District, Unlimited General Obligation, 6.25%, due 8/1/40

8.	California Statewide Communities Development Authority, John Muir Health, Revenue Bonds, 5.00%, due 7/1/29

9.	San Francisco City & County Redevelopment Agency, Successor Agency Community, 6-Mission Bay Public Improvements, Special Tax, 5.00%, due 8/1/27–8/1/28

10.	Los Angeles, Department of Airports, International Airport, Revenue Bonds, 5.00%, due 5/15/31

8	MainStay California Tax Free Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden and Scott Sprauer of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay California Tax Free Opportunities Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2014?

Excluding all sales charges, MainStay California Tax Free Opportunities Fund returned 13.93% for Class A shares, 13.85% for Investor Class shares and 13.39% for Class C shares for the 12 months ended October 31, 2014. Over the same period, Class I shares returned 14.34%. All share classes outperformed the 8.96% return of the Barclays California Municipal Bond Index,1 which is the Fund’s primary broad-based securities-market index, and the 10.47% return of the average Lipper2 California municipal debt fund for the 12 months ended October 31, 2014. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund had a longer duration3 than its peers and the Barclays California Municipal Bond Index during the reporting period, which helped performance as interest rates trended lower across the entire yield curve.4 In addition, the Fund’s emphasis on lower-quality investment-grade securities, as well as its non-investment-grade exposure, contributed positively to relative performance as credit spreads5 narrowed significantly. (Contributions take weightings and total returns into account.)

What was the Fund’s duration strategy during the reporting period?

Our strategy is to keep the Fund’s duration close to that of the municipal bonds in which the Fund can invest as outlined in the Prospectus. Depending on conditions in the municipal market, such as seasonal supply-and-demand imbalances and our outlook for what lies ahead, we may at times adjust the Fund’s duration modestly shorter or longer. The Fund’s duration was slightly longer than the Barclays California Municipal Bond Index during the reporting period, as we continued to see value in bonds maturing beyond 15 years. At the end of the reporting period, the Fund’s modified duration to worst6 was 5.10 years.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

A combination of factors—the so-called great rotation out of bonds into equities, Federal Reserve talk of tapering its open-market bond purchases, Detroit’s Chapter 9 bankruptcy filing and the Puerto Rican fiscal crisis—prompted money to exit municipal-bond mutual funds during the summer of 2013. These same factors moved municipal yields materially higher and drove bond prices lower at the beginning of the reporting period and into early 2014. This rapid change in market sentiment created opportunities for the Fund to reposition itself in several ways. We focused on taking tax losses to offset prior realized gains and simultaneously sought to increase monthly tax exempt dividend distributions. We also sought to improve the overall structure of the Fund, including coupon, maturity and call provisions, as well as increase the Fund’s exposure to new-money bonds with the potential for advance refunding.

During the reporting period, which market segments were the strongest positive contributors to the Fund’s performance and which market segments were particularly weak?

The Fund was positioned with a longer-maturity, lower-rating profile than the Barclays California Municipal Bond Index, which consists entirely of investment-grade bonds. (The Fund can opportunistically invest up to 20% in below-investment-grade bonds.) This strategy performed well during the reporting period, as credit spreads for bonds rated A, BBB and below investment grade narrowed more than spreads for bonds rated AA and AAA.7 Longer maturities outperformed shorter maturities (inside 10 years) as the yield curve flattened. This trend was broad based across the entire municipal universe of sectors. Specifically, the Fund increased exposure to insured Puerto Rico credits and various Guam-backed bonds. These bonds were among the best performers during the reporting period.

1.	See footnote on page 6 for more information on the Barclays California Municipal Bond Index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal securities (or a specific category of these securities) and comparable U.S. Treasury securities.
6.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.
7.	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. An obligation rated ‘A’ by S&P is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

9

Did the Fund make any significant purchases or sales during the reporting period?

Since the Fund is relatively young, most purchases during the reporting period were significant. We continued to emphasize bonds with longer maturities as well as lower-rated and non-investment-grade securities. In addition, during the first three months of the reporting period, we initiated a new position in insured Puerto Rico bonds, as we felt they offered attractive absolute yield levels and strong total-return opportunities.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund’s sector weightings did not materially change. The prevalent sectors in the Fund—such as local general obligation bonds, dedicated tax bonds, toll road bonds, water/sewer bonds and hospitals bonds—reflected our efforts to construct a reasonably well-diversified Fund and to include exposure to infrequent municipal issuers with a bias in favor of individual security selection rather than top-down portfolio construction. In our opinion, the scarcity value8 of those infrequent issuers was likely to enhance the performance of those specific bonds over time.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2014, the Fund held overweight positions relative to the Barclays California Municipal Bond Index in bonds with maturities of 15 years or longer and in bonds rated BBB. As of the same date, the Fund had approximately 17% of its net assets invested in below-investment-grade credits, which are not included in the Barclays California Municipal Bond Index. As of October 31, 2014, the Fund held underweight positions relative to the Index in securities rated AAA and in bonds with maturities of less than 10 years. We have underweighted these securities because we believe that they could have a higher correlation to inflation and to potentially higher interest rates than the rest of the municipal market.

8.	Scarcity value is value added to a security by desirable characteristics—such as atypical yield, unusual protective covenants or rare availability—that tend to be difficult to find in the marketplace.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay California Tax Free Opportunities Fund

Portfolio of Investments October 31, 2014

	Principal Amount	Value

Municipal Bonds 92.2%†
Airport 4.0%
Antonio B Won Pat International Airport Authority, Guam Airport, Revenue Bonds Series C, Insured: AGM 6.00%, due 10/1/34 (a)	$1,000,000	$1,177,870
♦Los Angeles, Department of Airports, International Airport, Revenue Bonds Series B 5.00%, due 5/15/31	1,500,000	1,706,220
Sacramento County, California Airport System, Revenue Bonds Series B, Insured: AGM 5.25%, due 7/1/39 (a)	620,000	663,952

		3,548,042

Development 6.2%
♦California Statewide Communities Development Authority, John Muir Health, Revenue Bonds Series A 5.00%, due 7/1/29	1,650,000	1,872,997
California Statewide Communities Development Authority, Provident Group, Pomona Properties, Revenue Bonds Series A 5.75%, due 1/15/45	500,000	514,770
Emeryville Redevelopment Agency Successor Agency, Tax Allocation Series A, Insured: AGM 5.00%, due 9/1/33	385,000	444,987
Inland Valley Development Agency, Tax Allocation Series A 5.25%, due 9/1/37	500,000	570,630
San Francisco City & County Redevelopment Agency, Community Facilities District, Special Tax Series A 5.00%, due 8/1/23	300,000	344,406
♦San Francisco City & County Redevelopment Agency, Successor Agency Community, 6-Mission Bay Public Improvements, Special Tax
Series C 5.00%, due 8/1/27	1,000,000	1,123,430
Series C 5.00%, due 8/1/28	580,000	649,229

		5,520,449

	Principal Amount	Value

Education 3.3%
California School Facilities Financing Authority, Azusa Unified School District, Revenue Bonds Series A, Insured: AGM 5.00%, due 8/1/32	$1,095,000	$1,215,242
California School Finance Authority, Classical Academies Project, Revenue Bonds Series A-1 7.375%, due 10/1/43	500,000	575,590
California School Finance Authority, KIPP LA Projects, Revenue Bonds 5.00%, due 7/1/34	600,000	631,494
California State Municipal Finance Authority, Partnerships Uplift Community Project, Revenue Bonds Series A 5.30%, due 8/1/47	500,000	521,130

		2,943,456

Facilities 4.7%
California State Public Works Board, Capital Project, Revenue Bonds Series I-1 6.625%, due 11/1/34	195,000	195,911
Puerto Rico Public Buildings Authority, Revenue Bonds
Series H, Insured: AMBAC 5.50%, due 7/1/16	300,000	308,967
Series H, Insured: AMBAC 5.50%, due 7/1/17	250,000	257,137
San Bernardino County Financing Authority, Court House Facilities Project, Revenue Bonds Series C, Insured: NATL-RE 5.50%, due 6/1/37	1,500,000	1,576,740
Stockton Redevelopment Agency, Stockton Events Center-Arena Project, Revenue Bonds
Insured: NATL-RE 5.00%, due 9/1/28	285,000	284,986
Insured: NATL-RE 5.00%, due 9/1/36	320,000	319,974
Territory of Guam, Unlimited General Obligation
Series A 6.75%, due 11/15/29	825,000	931,648
Series A 7.00%, due 11/15/39	300,000	347,064

		4,222,427

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of October 31, 2014. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2014 (continued)

	Principal Amount	Value

Municipal Bonds (continued)
General 21.3%
Anaheim Public Financing Authority, Public Improvement Project, Revenue Bonds Series A-1, Insured: NATL-RE 4.75%, due 9/1/33	$1,000,000	$1,083,950
Brentwood Infrastructure Financing Authority, Special Assessment
Series A, Insured: AGM 4.00%, due 9/2/35	400,000	409,436
Series A, Insured: AGM 5.00%, due 9/2/30	715,000	824,474
California Statewide Communities Development Authority, California Baptist University, Revenue Bonds Series A 6.375%, due 11/1/43	500,000	565,910
Cathedral City Public Financing Authority, Tax Allocation Series A, Insured: NATL-RE (zero coupon), due 8/1/30	1,085,000	510,872
City of Irvine, Community Facilities District, Special Tax 5.00%, due 9/1/49	1,385,000	1,539,455
City of San Jose California Special Hotel Tax Convention Center Expansion, Revenue Bonds 6.50%, due 5/1/36	760,000	940,052
♦Guam Government, Business Privilege, Revenue Bonds Series A 6.50%, due 11/1/40	1,990,000	2,365,573
Los Angeles County Redevelopment Authority, Tax Allocation Series C, Insured: AGM 5.25%, due 12/1/26	1,000,000	1,206,180
Los Angeles Municipal Improvement Corp., Real Property, Revenue Bonds Series A 5.00%, due 5/1/34	1,000,000	1,142,490
Palm Springs Financing Authority, Revenue Bonds Series A, Insured: AGM 5.00%, due 11/1/31	1,180,000	1,367,667
Puerto Rico Convention Center District Authority, Revenue Bonds Series A, Insured: AMBAC 5.00%, due 7/1/18	815,000	817,013
Puerto Rico Infrastructure Financing Authority, Revenue Bonds
Series C, Insured: AMBAC 5.50%, due 7/1/18	165,000	169,481

	Principal Amount	Value

General (continued)
Puerto Rico Infrastructure Financing Authority, Revenue Bonds (continued)
Series C, Insured: AMBAC 5.50%, due 7/1/26	$505,000	$499,824
Riverside County Transportation Commission, Limited Tax, Revenue Bonds Series A 5.25%, due 6/1/39	1,000,000	1,163,780
South Orange County Public Financing Authority, Special Tax Series A 5.00%, due 8/15/32	775,000	883,484
Southern California Public Power Authority, Natural Gas Project, Revenue Bonds Series A 5.00%, due 11/1/33	560,000	644,577
Territory of Guam, Section 30, Revenue Bonds Series A 5.75%, due 12/1/34	500,000	554,535
Virgin Islands Public Finance Authority, Matching Fund Loan Notes, Revenue Bonds Insured: AGM 5.00%, due 10/1/29	1,000,000	1,138,160
Virgin Islands Public Finance Authority, Matching Fund Loan, Revenue Bonds Series A 6.75%, due 10/1/37	500,000	576,360
Virgin Islands Public Finance Authority, Revenue Bonds Insured: AGM 5.00%, due 10/1/32	470,000	530,315

		18,933,588

General Obligation 6.4%
California State, General Obligation 6.00%, due 4/1/38	500,000	599,710
Commonwealth of Puerto Rico, Public Improvement, General Obligation
Series A, Insured: AGC 5.00%, due 7/1/23	100,000	100,825
Insured: AGM 5.25%, due 7/1/26	100,000	102,391
♦Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation
Series A, Insured: NATL-RE 5.50%, due 7/1/16	370,000	378,961
Insured: AGM 5.50%, due 7/1/19	790,000	835,465
Series A, Insured: NATL-RE 5.50%, due 7/1/19	430,000	448,258
Series A, Insured: NATL-RE 5.50%, due 7/1/20	200,000	207,482
Series A, Insured: AGM 5.50%, due 7/1/27	185,000	191,181

12	MainStay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
General Obligation (continued)
♦Kern Community College District, Safety Repair & Improvement, General Obligation
Series C 5.25%, due 11/1/31	$1,500,000	$1,683,525
Series C 5.75%, due 11/1/34	650,000	803,751
Puerto Rico Municipal Finance Agency, Unlimited General Obligation Series A, Insured: AGM 5.25%, due 8/1/21	250,000	249,980
Puerto Rico Public Buildings Authority, Revenue Bonds Insured: CIFG 5.25%, due 7/1/20	100,000	105,400

		5,706,929

Higher Education 1.5%
California Municipal Finance Authority, Touro College & University System, Revenue Bonds Series A 5.25%, due 1/1/40	250,000	276,972
California Statewide Communities Development Authority, Lancer Plaza Project, Revenue Bonds 5.875%, due 11/1/43	1,000,000	1,060,190

		1,337,162

Housing 1.2%
California Municipal Finance Authority, Caritas Affordable Housing, Inc., Revenue Bonds Series A 5.25%, due 8/15/39	1,000,000	1,102,500

Medical 5.2%
California Health Facilities Financing Authority, Adventist Health System, Revenue Bonds Series A 4.00%, due 3/1/43	1,300,000	1,274,000
California Health Facilities Financing Authority, Lucile Packard Children’s Hospital, Revenue Bonds Series A 5.00%, due 8/15/51	1,500,000	1,644,120
California Statewide Communities Development Authority, Inland Regional Center Project, Revenue Bonds 5.375%, due 12/1/37	500,000	523,210

	Principal Amount	Value

Medical (continued)
City of Whittier, California, Health Facility Presbyterian Inter Community Hospital, Revenue Bonds 6.25%, due 6/1/36	$1,000,000	$1,219,860

		4,661,190

Mello-Roos 0.8%
San Marcos Public Facilities Authority, Special Tax Series A, Insured: AGM 4.00%, due 9/1/38	750,000	753,397

Nursing Homes 1.3%
Abag Finance Authority for Nonprofit Corp., Episcopal Senior Communities, Revenue Bonds Series A 5.00%, due 7/1/42	500,000	545,110
California Statewide Communities Development Authority, Redwoods Project, Revenue Bonds 5.375%, due 11/15/44	535,000	604,625

		1,149,735

Power 0.4%
Puerto Rico Electric Power Authority, Revenue Bonds
Insured: AGM 4.20%, due 7/1/19	170,000	170,503
Series UU, Insured: AGM 5.00%, due 7/1/24	225,000	226,492

		396,995

School District 17.5%
Alum Rock Union Elementary School District, Election of 2008, Unlimited General Obligation Series A, Insured: GTY 5.00%, due 8/1/33	400,000	447,776
Alvord Unified School District, Election 2012, Unlimited General Obligation Series A, Insured: AGM 5.25%, due 8/1/37	825,000	941,977
♦Anaheim, California, School District, Unlimited General Obligation Insured: AGM 6.25%, due 8/1/40	1,500,000	1,893,570
Arcadia Unified School District, Election 2006, General Obligation Series A, Insured: AGM 5.00%, due 8/1/32	1,000,000	1,082,780

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2014 (continued)

	Principal Amount	Value

Municipal Bonds (continued)
School District (continued)
Centinela Valley Union High School District, Election 2008, Unlimited General Obligation Series B 6.00%, due 8/1/36	$500,000	$617,045
♦Centinela Valley Union High School District, Election 2010, Unlimited General Obligation
Series A (zero coupon), due 8/1/34	2,750,000	789,965
Series A 5.75%, due 8/1/41	1,000,000	1,215,570
Denair Unified School District, Election 2007, Unlimited General Obligation Insured:AGM (zero coupon), due 8/1/33	1,105,000	444,597
El Monte Union High School District, Election of 2008, General Obligation Series A, Insured: GTY 5.50%, due 6/1/34	1,000,000	1,133,930
Oakland Unified School District, Alameda County, Election of 2012, General Obligation 6.625%, due 8/1/38	500,000	620,855
Oceanside, California Unified School District, Unlimited General Obligation Series C (zero coupon), due 8/1/51	1,250,000	143,437
Palm Springs Unified School District, Election 2008, Unlimited General Obligation Series C 5.00%, due 8/1/31	360,000	424,282
Pittsburg Unified School District, CABS, Election 2010, Unlimited General Obligation Series C (zero coupon), due 8/1/47	3,500,000	570,325
Pomona Unified School District, Election 2010, Unlimited General Obligation Series C (zero coupon), due 8/1/52	7,500,000	868,425
San Ysidro School District, Unlimited General Obligation Series F, Insured: AGM (zero coupon), due 8/1/47	2,500,000	254,500
Santa Barbara Unified School District, Election of 2010, Unlimited General Obligation Series B 5.00%, due 8/1/38	1,000,000	1,138,420
Taft Elementary School District, Election 2012, Unlimited General Obligation Series B, Insured: AGM 6.00%, due 8/1/44	1,200,000	1,416,924

	Principal Amount	Value

School District (continued)
Twin Rivers Unified School District, Unlimited General Obligation Series A, Insured: BAM (zero coupon), due 2/1/39	$3,500,000	$914,340
Westminster School District, CABS, Election 2008, Unlimited General Obligation Series B, Insured: BAM (zero coupon), due 8/1/48	5,000,000	641,550

		15,560,268

Tobacco Settlement 1.5%
California County Tobacco Securitization Agency, Asset Backed, Revenue Bonds Series A 5.125%, due 6/1/38	290,000	233,421
Golden State Tobacco Securitization Corp., Asset Backed, Revenue Bonds Series A-1 4.50%, due 6/1/27	500,000	469,715
Tobacco Securitization Authority Northern California, Asset-Backed, Revenue Bonds Series A-1 5.375%, due 6/1/38	750,000	619,170

		1,322,306

Transportation 10.6%
Alameda Corridor Transportation Authority, Revenue Bonds Series A, Insured: AGM 5.00%, due 10/1/29	1,000,000	1,172,940
♦Bay Area Toll Authority, Revenue Bonds
Series F-1 5.00%, due 4/1/34	1,000,000	1,129,370
Series F-1 5.125%, due 4/1/39	850,000	1,001,130
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds Series C 6.50%, due 1/15/43	500,000	593,315
Port of Los Angeles, Harbor Department, Revenue Bonds Series A 5.00%, due 8/1/36 (a)	1,000,000	1,142,940
Puerto Rico Highways & Transportation Authority, Commonwealth Highway, Revenue Bonds Series N, Insured: NATL-RE 5.25%, due 7/1/32	500,000	505,140

14	MainStay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Transportation (continued)
Puerto Rico Highways & Transportation Authority, Revenue Bonds
Series M, Insured: AGM 4.125%, due 7/1/19	$120,000	$120,809
Series D, Insured: AGM 5.00%, due 7/1/32	355,000	347,236
Insured: AMBAC 5.50%, due 7/1/26	130,000	127,362
♦ San Joaquin Hills Transportation Corridor Agency, Revenue Bonds
Series A, Insured: NATL-RE (zero coupon), due 1/15/24	130,000	94,730
Series A, Insured: NATL-RE (zero coupon), due 1/15/26	230,000	153,610
Series A, Insured: NATL-RE (zero coupon), due 1/15/27	200,000	127,832
Series A, Insured: NATL-RE (zero coupon), due 1/15/30	135,000	74,367
Series A, Insured: NATL-RE (zero coupon), due 1/15/35	150,000	65,333
Series A, Insured: NATL-RE (zero coupon), due 1/15/36	180,000	74,354
Series A 5.00%, due 1/15/44	1,000,000	1,076,980
Series A, Insured: NATL-RE 5.25%, due 1/15/30	435,000	436,879
Series B 5.25%, due 1/15/44	1,000,000	1,065,830
Series A, Insured: NATL-RE 5.375%, due 1/15/29	150,000	150,767

		9,460,924

Utilities 1.4%
Guam Government Waterworks Authority, Revenue Bonds 5.25%, due 7/1/33	1,100,000	1,239,711

Water 4.9%
Anaheim Public Financing Authority, Revenue Bonds Insured: NATL-RE 4.75%, due 2/1/39	500,000	534,360
California Pollution Control Financing Authority, Revenue Bonds 5.00%, due 11/21/45	1,270,000	1,311,300
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, Revenue Bonds Senior Lien—Series A, Insured: GTY 5.00%, due 7/1/28	700,000	700,182

	Principal Amount	Value

Water (continued)
Stockton Public Financing Authority, Delta Water Supply Project, Revenue Bonds Series A 6.25%, due 10/1/38	$1,000,000	$1,181,570
Stockton Public Financing Authority, Water Systems Capital Improvement Projects, Revenue Bonds Series A, Insured: NATL-RE 4.75%, due 10/1/35	25,000	25,207
Watereuse Finance Authority, Revenue Bonds Series A 5.50%, due 5/1/36	500,000	588,860

		4,341,479

Total Municipal Bonds (Cost $78,056,050)		82,200,558

	Shares
Closed-End Funds 0.7%
California 0.7%
BlackRock MuniYield California Insured Fund, Inc.	36,232	537,683
Nuveen California AMT-Free Municipal Income Fund	3,693	51,924

Total Closed-End Funds (Cost $596,943)		589,607

Total Investments (Cost $78,652,993) (d)	92.9%	82,790,165
Other Assets, Less Liabilities	7.1	6,320,784
Net Assets	100.0%	$89,110,949

	Contracts Short	Unrealized Appreciation (Depreciation) (b)
Futures Contracts 0.0%‡
United States Treasury Note December 2014 (10 Year) (c)	(57)	$(42,872)
United States Long Bond December 2014 (c)	(30)	55,248

Total Futures Contracts (Notional Amount $11,435,297)		$12,376

‡	Less than one-tenth of a percent.

(a)	Interest on these securities was subject to alternative minimum tax.

(b)	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2014.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2014 (continued)

(c)	As of October 31, 2014, cash in the amount of $139,590 was on deposit with the broker for futures transactions.

(d)	As of October 31, 2014, cost was $78,652,993 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$4,282,568
Gross unrealized depreciation	(145,396)

Net unrealized appreciation	$4,137,172

The following abbreviations are used in the above portfolio:

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

BAM—Build America Mutual Assurance Co.

CIFG—CIFG Group

GTY—Assured Guaranty Corp.

NATL-RE—National Public Finance Guarantee Corp.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2014, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Municipal Bonds	$—	$82,200,558	$—	$82,200,558
Closed-End Funds	589,607	—	—	589,607

Total Investments in Securities	589,607	82,200,558	—	82,790,165

Other Financial Instruments
Futures Contracts Short (b)	55,248	—	—	55,248

Total Investments in Securities and Other Financial Instruments	$644,855	$82,200,558	$—	$82,845,413

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts Short (b)	$(42,872)	$—	$—	$(42,872)

Total Other Financial Instruments	$(42,872)	$—	$—	$(42,872)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2014, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2014, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

16	MainStay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2014

Assets
Investment in securities, at value (identified cost $78,652,993)	$82,790,165
Cash	8,142,870
Cash collateral on deposit at broker	139,590
Receivables:
Dividends and interest	1,023,352
Fund shares sold	278,662
Variation margin on futures contracts	29,203
Other assets	49

Total assets	92,403,891

Liabilities
Payables:
Investment securities purchased	3,171,860
Fund shares redeemed	36,346
Manager (See Note 3)	28,367
Shareholder communication	11,411
Professional fees	3,471
Transfer agent (See Note 3)	1,922
NYLIFE Distributors (See Note 3)	848
Custodian	783
Trustees	149
Accrued expenses	1,735
Dividend payable	36,050

Total liabilities	3,292,942

Net assets	$89,110,949

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$8,878
Additional paid-in capital	88,362,887

88,371,765
Undistributed net investment income	15,139
Accumulated net realized gain (loss) on investments and futures transactions	(3,425,503)
Net unrealized appreciation (depreciation) on investments and futures contracts	4,149,548

Net assets	$89,110,949

Class A
Net assets applicable to outstanding shares	$3,058,212

Shares of beneficial interest outstanding	304,549

Net asset value per share outstanding	$10.04
Maximum sales charge (4.50% of offering price)	0.47

Maximum offering price per share outstanding	$10.51

Investor Class
Net assets applicable to outstanding shares	$90,124

Shares of beneficial interest outstanding	8,981

Net asset value per share outstanding (a)	$10.04
Maximum sales charge (4.50% of offering price)	0.47

Maximum offering price per share outstanding	$10.51

Class C
Net assets applicable to outstanding shares	$807,428

Shares of beneficial interest outstanding	80,433

Net asset value and offering price per share outstanding	$10.04

Class I
Net assets applicable to outstanding shares	$85,155,185

Shares of beneficial interest outstanding	8,484,242

Net asset value and offering price per share outstanding	$10.04

(a)	The difference in the NAV recalculation and NAV stated is caused by rounding differences.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statement of Operations for the year ended October 31, 2014

Investment Income (Loss)
Income
Interest	$2,698,601
Dividends	32,867

Total income	2,731,468

Expenses
Manager (See Note 3)	297,448
Professional fees	38,660
Distribution/Service—Class A (See Note 3)	11,313
Distribution/Service—Investor Class (See Note 3)	151
Distribution/Service—Class C (See Note 3)	703
Transfer agent (See Note 3)	11,382
Custodian	7,704
Registration	7,446
Shareholder communication	4,463
Trustees	1,028
Miscellaneous	1,918

Total expenses before waiver/reimbursement	382,216
Expense waiver/reimbursement from Manager (See Note 3)	(72,514)

Net expenses	309,702

Net investment income (loss)	2,421,766

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	(411,877)
Futures transactions	(322,513)

Net realized gain (loss) on investments and futures transactions	(734,390)

Net change in unrealized appreciation (depreciation) on:
Investments	5,949,553
Futures contracts	185,285

Net change in unrealized appreciation (depreciation) on investments and futures contracts	6,134,838

Net realized and unrealized gain (loss) on investments and futures transactions	5,400,448

Net increase (decrease) in net assets resulting from operations	$7,822,214

18	MainStay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the year ended October 31, 2014 and for the period February 28, 2013 (inception date) through October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,421,766	$1,288,430
Net realized gain (loss) on investments and futures transactions	(734,390)	(2,691,113)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	6,134,838	(1,985,290)

Net increase (decrease) in net assets resulting from operations	7,822,214	(3,387,973)

Dividends to shareholders:
From net investment income:
Class A	(178,396)	(70,359)
Investor Class	(2,227)	(786)
Class C	(4,258)	(1,566)
Class I	(2,239,274)	(1,215,676)

Total dividends to shareholders	(2,424,155)	(1,288,387)

Capital share transactions:
Net proceeds from sale of shares	39,420,199	56,318,048
Net asset value of shares issued to shareholders in reinvestment of dividends	2,376,452	1,286,954
Cost of shares redeemed	(10,253,988)	(758,415)

Increase (decrease) in net assets derived from capital share transactions	31,542,663	56,846,587

Net increase (decrease) in net assets	36,940,722	52,170,227

Net Assets
Beginning of period	52,170,227	—

End of period	$89,110,949	$52,170,227

Undistributed net investment income at end of period	$15,139	$17,528

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Class A			Investor Class
	Year ended October 31, 2014	February 28, 2013** through October 31, 2013		Year ended October 31, 2014	February 28, 2013** through October 31, 2013
Net asset value at beginning of period	$9.16	$10.00		$9.15	$10.00

Net investment income (loss)	0.38	0.22		0.36	0.21
Net realized and unrealized gain (loss) on investments	0.87	(0.84)		0.89	(0.85)

Total from investment operations	1.25	(0.62)		1.25	(0.64)

Less dividends:
From net investment income	(0.37)	(0.22)		(0.36)	(0.21)

Net asset value at end of period	$10.04	$9.16		$10.04	$9.15

Total investment return (a)	13.93%	(6.23	%)(b)	13.85%	(6.43	%)(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.94%	4.01	% ††	3.67%	3.44	% ††
Net expenses	0.75%	0.75	% ††	0.91%	0.94	% ††
Expenses (before waiver/reimbursement)	0.87%	1.10	% ††	1.03%	1.29	% ††
Portfolio turnover rate	69%	142%		69%	142%
Net assets at end of period (in 000’s)	$3,058	$4,143		$90	$43

**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.

	Class C			Class I
	Year ended October 31, 2014	February 28, 2013** through October 31, 2013		Year ended October 31, 2014	February 28, 2013** through October 31, 2013
Net asset value at beginning of period	$9.16	$10.00		$9.16	$10.00

Net investment income (loss)	0.33	0.20		0.40	0.24
Net realized and unrealized gain (loss) on investments	0.88	(0.84)		0.88	(0.84)

Total from investment operations	1.21	(0.64)		1.28	(0.60)

Less dividends:
From net investment income	(0.33)	(0.20)		(0.40)	(0.24)

Net asset value at end of period	$10.04	$9.16		$10.04	$9.16

Total investment return (a)	13.39%	(6.48	%)(b)	14.34%	(6.17	%)(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.03%	3.35	% ††	4.08%	3.70	% ††
Net expenses	1.17%	1.19	% ††	0.50%	0.50	% ††
Expenses (before waiver/reimbursement)	1.29%	1.54	% ††	0.62%	0.85	% ††
Portfolio turnover rate	69%	142%		69%	142%
Net assets at end of period (in 000’s)	$807	$73		$85,155	$47,911

**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(b)	Total investment return is not annualized.

20	MainStay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay California Tax Free Opportunities Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers four classes of shares. Class A, Investor Class, Class C and Class I shares. The inception date was on February 28, 2013. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $500,000 or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares, and Investor Class shares may convert to Class A shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income exempt from federal and California income taxes.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the full Board for its review and ratification, if appropriate, at its next regularly scheduled meeting immediately after such action.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

21

Notes to Financial Statements (continued)

The aggregate value by input level, as of October 31, 2014, for the Fund’s assets or liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent valuation uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. For the year ended October 31, 2014, there have been no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2014, the Fund did not hold any securities that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective

22	MainStay California Tax Free Opportunities Fund

interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., interest rate, security, or securities index). The Fund is subject to market price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as ‘‘variation margin.’’ When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute securities lending at any time without notice when deemed appropriate. The Fund did not have any portfolio securities on loan as of October 31, 2014.

(I)  Concentration of Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific industry or region. Because the Fund’s principal investments include municipal bonds issued by or on behalf of the State of California, and its political subdivisions, agencies and instrumentalities, events in California will affect the Fund’s investments and performance. These events may include fiscal or political policy changes, tax base erosion, budget deficits and other financial difficulties.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-

23

Notes to Financial Statements (continued)

party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(K)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund invested in futures to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of October 31, 2014:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$55,248	$55,248

Total Fair Value		$55,248	$55,248

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$(42,872)	$(42,872)

Total Fair Value		$(42,872)	$(42,872)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2014:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(322,513)	$(322,513)

Total Realized Gain (Loss)		$(322,513)	$(322,513)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$185,285	$185,285

Total Change in Unrealized Appreciation (Depreciation)		$185,285	$185,285

Number of Contracts, Notional Amounts or Shares/Units

	Interest Rate Contracts Risk	Total
Futures Contracts Short (Average number of contracts)	(60)	(60)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

24	MainStay California Tax Free Opportunities Fund

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.50% of the Fund’s average daily net assets. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.45% of the Fund’s average daily net assets. This agreement will remain in effect until February 28, 2015, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 0.75% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until February 28, 2015, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the year ended October 31, 2014, New York Life Investments earned fees from the Fund in the amount of $297,448 and waived its fees and/or reimbursed expenses in the amount of $72,514.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 0.50%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A and Investor Class shares were $1,765 and $120, respectively, for the year ended October 31, 2014. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $8,846 and $63, respectively, for the year ended October 31, 2014.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2014, were as follows:

Class A	$872
Investor Class	111
Class C	258
Class I	10,141

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2014, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class A	$26,708	0.9%
Investor Class	26,633	29.6
Class C	26,512	3.3
Class I	53,564,794	62.9

Note 4–Federal Income Tax

As of October 31, 2014, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Undistributed Tax Exempt Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$51,189	$(3,413,127)	$(36,050)	$4,137,172	$739,184

25

Notes to Financial Statements (continued)

The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily due to mark to market of futures contracts. Other temporary differences are due to dividends payable.

As of October 31, 2014, for federal income tax purposes, capital loss carryforwards of $3,413,127 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$3,294	$119

The tax character of distributions paid during the year ended October 31, 2014 and the period ended October 31, 2013 shown in the Statements of Changes in Net Assets was as follows:

	2014	2013
Distributions paid from:
Ordinary Income	$9,663	$3,847
Exempt Interest Dividends	2,414,492	1,284,540
Total	$2,424,155	$1,288,387

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 5, 2014, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum amount of $700,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 4, 2015, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 5, 2014, the aggregate commitment amount was $300,000,000 with an optional maximum amount of $400,000,000. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the year ended October 31, 2014.

Note 7–Purchases and Sales of Securities (in 000’s)

During the period ended October 31, 2014, purchases and sales of securities, other than short-term securities, were $65,991 and $39,834, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2014:
Shares sold	742,221	$7,130,684
Shares issued to shareholders in reinvestment of dividends and distributions	18,082	172,865
Shares redeemed	(908,223)	(8,783,781)

Net increase (decrease)	(147,920)	$(1,480,232)

Period ended October 31, 2013 (a):
Shares sold	508,497	$4,949,558
Shares issued to shareholders in reinvestment of dividends and distributions	7,549	69,107
Shares redeemed	(63,577)	(571,747)

Net increase (decrease)	452,469	$4,446,918

Investor Class	Shares	Amount
Year ended October 31, 2014:
Shares sold	4,064	$39,510
Shares issued to shareholders in reinvestment of dividends and distributions	231	2,227

Net increase (decrease)	4,295	$41,737

Period ended October 31, 2013 (a):
Shares sold	4,601	$44,353
Shares issued to shareholders in reinvestment of dividends and distributions	85	786

Net increase (decrease)	4,686	$45,139

Class C	Shares	Amount
Year ended October 31, 2014:
Shares sold	80,420	$801,601
Shares issued to shareholders in reinvestment of dividends and distributions	342	3,321
Shares redeemed	(8,280)	(82,017)

Net increase (decrease)	72,482	$722,905

Period ended October 31, 2013 (a):
Shares sold	11,359	$111,679
Shares issued to shareholders in reinvestment of dividends and distributions	144	1,334
Shares redeemed	(3,552)	(32,229)

Net increase (decrease)	7,951	$80,784

26	MainStay California Tax Free Opportunities Fund

Class I	Shares	Amount
Year ended October 31, 2014:
Shares sold	3,171,549	$31,448,404
Shares issued to shareholders in reinvestment of dividends and distributions	228,465	2,198,039
Shares redeemed	(149,046)	(1,388,190)

Net increase (decrease)	3,250,968	$32,258,253

Period ended October 31, 2013 (a):
Shares sold	5,120,551	$51,212,458
Shares issued to shareholders in reinvestment of dividends and distributions	129,785	1,215,727
Shares redeemed	(17,062)	(154,439)

Net increase (decrease)	5,233,274	$52,273,746

(a) The inception date of the Fund was February 28, 2013.

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2014, events and transactions subsequent to October 31, 2014, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

27

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay California Tax Free Opportunities Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2014, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended, and the period from February 28, 2013 (inception date) through October 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay California Tax Free Opportunities Fund of MainStay Funds Trust as of October 31, 2014, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the year then ended, and the period from February 28, 2013 (inception date) through October 31, 2013, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2014

28	MainStay California Tax Free Opportunities Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For Federal individual income tax purposes, the Fund designated 99.6% of the ordinary income dividends paid during its fiscal year ended October 31, 2014 as attributable to interest income from Tax Exempt Municipal Bonds. Such dividends are currently exempt from Federal income taxes under Section 103(a) of the Internal Revenue Code.

In February 2015, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2014. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2014.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

29

Board of Trustees and Officers (Unaudited)

The Board of Trustees oversees the actions of the MainStay Group of Funds (which is comprised of Funds that are series of the MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay DefinedTerm Municipal Opportunities Fund) (collectively the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s), and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal.

Under the Retirement Policy, a Board Member must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board Members. Information pertaining to the Board Members and officers is set forth below. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Board Members are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Board Members	John Y. Kim* 9/24/60	Indefinite; The MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008.***	Vice Chairman (since January 2014) and Chief Investment Officer (since 2011), New York Life Insurance Company; President, Investments Group—New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management Holdings LLC (since 2008); Chairman of the Board of Managers (since 2008) and Chief Executive Officer (2008 to 2013), New York Life Investment Management LLC; Member of the Board, MCF Capital Management LLC (since 2012), Private Advisors LLC (since 2010); MacKay Shields LLC and Madison Capital Funding LLC (since 2008); and Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012)	82

MainStay VP Funds Trust:
Trustee since 2008 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

30	MainStay California Tax Free Opportunities Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	82

MainStay VP Funds Trust:

Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; The MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82

MainStay VP Funds Trust:

Chairman since 2013 and Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011;

Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	82

MainStay VP Funds Trust:

Trustee since 2006 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; The MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82

MainStay VP Funds Trust:

Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

31

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40	Indefinite; The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (since 2008); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, University of California—San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011)	82

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 1994 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

	John A. Weisser 10/22/41	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	82

MainStay VP Funds Trust:

Trustee since 1997 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

32	MainStay California Tax Free Opportunities Fund

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since January 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Senior Managing Director (since 2012) and Chairman of the Board (since 2008), NYLIM Service Company LLC; Senior Managing Director (since 2005) and Co-President (since January 2014), New York Life Investment Management LLC; President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012))
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, The MainStay Funds and MainStay Funds Trust (since 2014)	Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Assistant Secretary, MainStay VP Funds Trust (2010 to 2014)**, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014); Associate, Dechert LLP (2006 to 2010)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**; Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Insurance Company, New York Life Investment Management LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

33

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Alternative

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2014 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1630853 MS360-14	MSCTF11-12/14 (NYLIM) NL237

MainStay Emerging Markets Opportunities Fund

Message from the President and Annual Report

October 31, 2014

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Message from the President

U.S. stocks saw relatively strong results for the 12 months ended October 31, 2014, with several leading U.S. stock indices recording double-digit returns. Despite geopolitical unrest and global economic uncertainty, domestic stocks benefited from accommodative central bank policies, increased merger and acquisition activity and solid corporate earnings.

In the United States, growth stocks outpaced value stocks at all capitalization levels except the very smallest, according to Russell data. Among stocks that Russell deemed defensive, however, the trend reversed, with value tending to outperform growth.

On the whole, international stocks provided disappointing performance during the 12-month reporting period, with returns for leading international stock indices ranging from nearly flat to negative. Increasing investor uncertainty about Europe, China and Japan contributed to the weakness, as did continuing tensions between Russia and Ukraine.

In Europe, slowing growth in gross domestic product (GDP) fueled deflation concerns, and remarks by the European Central Bank were not able to restore market confidence. The slowing pace of growth in China affected many countries, especially export-oriented emerging markets. Japan’s economy struggled after a consumer tax hike in April 2014 led to questions about the viability of the nation’s economic reforms.

For the most part, bond markets provided positive returns, with strong results from convertible bonds and emerging-market bonds overall. The Federal Open Market Committee kept the federal funds target rate in a range near zero throughout the reporting period. This accommodative stance benefited high-yield bonds and leveraged loans as investors searched for yield. The demand for municipal bonds remained consistently strong throughout the reporting period and municipal bond returns were strengthened as supply declined year-over-year.

If there’s anything certain about the stock and bond markets, it’s that there will always be unpredictable elements. This poses a difficult—but not insurmountable—challenge for investors. At MainStay Funds, our portfolio managers seek to prepare for the unknown by employing time-tested strategies and investment techniques as they pursue well-defined investment objectives outlined in the prospectus. Drawing on their own extensive investment experience, they pursue an appropriate balance of risk and reward for their respective Funds, no matter where the markets may move.

The report that follows shows how this approach affected your MainStay Fund during the 12 months ended October 31, 2014. We encourage you to read the report carefully and use it as you evaluate the progress of your investment portfolio. With increasing knowledge, ongoing portfolio adjustments and wise decisions along the way, you may be better able to pursue your long-range financial goals.

We thank you for choosing MainStay Funds, and we are pleased to have earned your trust. We know that with trust comes responsibility; and we will seek to honor that responsibility for as long as you invest with us.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Total Returns for the Period Ended October 31, 2014

Class	Sales Charge		Since Inception (11/15/13)	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–1.56 4.17%	1.70 1.70%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–1.75 3.97	1.84 1.84
Class C Shares	Maximum 1% CDSC If Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	2.29 3.29	2.59 2.59
Class I Shares	No Sales Charge	No Sales Charge	4.40	1.45

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividends and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Since Inception
MSCI Emerging Markets Index[3]	3.50%
Average Lipper Emerging Markets Fund[4]	3.17

3.	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The MSCI Emerging Markets Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The average Lipper emerging markets fund is representative of funds that seek long-term capital appreciation by investing primarily in emerging market equity securities, where “emerging market” is defined by a country’s per-capita GNP or other economic measures. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Emerging Markets Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay Emerging Markets Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2014 to October 31, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other Funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2014 to October 31, 2014. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/14	Ending Account Value (Based on Actual Returns and Expenses) 10/31/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/14	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,082.20	$8.45	$1,017.10	$8.19

Investor Class Shares	$1,000.00	$1,080.10	$9.86	$1,015.70	$9.55

Class C Shares	$1,000.00	$1,076.10	$13.71	$1,012.00	$13.29

Class I Shares	$1,000.00	$1,083.20	$7.14	$1,018.30	$6.92

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.61% for Class A, 1.88% for Investor Class, 2.62% for Class C and 1.36% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 days (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Country Composition as of October 31, 2014 (Unaudited)

China	18.3%
Republic of Korea	13.4
Taiwan	11.2
Brazil	9.9
South Africa	9.4
India	8.8
Mexico	4.3
Thailand	3.3
Indonesia	2.7
United States	2.6
Russia	2.4
Poland	2.3
Turkey	2.1

Hong Kong	2.0%
Malaysia	1.9
Egypt	1.0
Chile	0.8
Colombia	0.6
Greece	0.5
Philippines	0.4
Czech Republic	0.1
Hungary	0.1
Peru	0.0 ‡
Other Assets, Less Liabilities	1.9

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of October 31, 2014 (excluding short-term investment) (Unaudited)

1.	Taiwan Semiconductor Manufacturing Co., Ltd.

2.	iShares MSCI Emerging Markets ETF

3.	America Movil S.A.B. de C.V. Series L

4.	Tencent Holdings, Ltd.

5.	Hon Hai Precision Industry Co., Ltd.

6.	MTN Group, Ltd.

7.	China Mobile, Ltd.

8.	Naspers, Ltd.

9.	Tata Motors, Ltd.

10.	FirstRand, Ltd.

8	MainStay Emerging Markets Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Andrew Ver Planck, CFA, and Jeremy Roethel, CFA, of Cornerstone Capital Management Holdings LLC, the Fund’s Subadvisor.

How did MainStay Emerging Markets Opportunities Fund perform relative to its primary benchmark and peers from the Fund’s inception on November 15, 2013, through October 31, 2014?

Excluding all sales charges, MainStay Emerging Markets Opportunities Fund returned 4.17% for Class A shares, 3.97% for Investor Class and 3.29% for Class C shares from the Fund’s inception on November 15, 2013, through October 31, 2014. Over the same period, Class I shares returned 4.40%. From November 15, 2013, through October 31, 2014, Class A, Investor Class and Class I shares outperformed—and Class C shares underperformed—the 3.50% return of the MSCI Emerging Markets Index,1 which is the Fund’s primary broad-based securities-market index. Over the same period, all share classes outperformed the 3.17% return of the average Lipper2 emerging markets fund. See page 5 for returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

Favorable stock selection was responsible for most of the Fund’s performance relative to the MSCI Emerging Markets Index. The Fund may sell securities short and may invest in securities of companies with market capitalizations outside the range of the MSCI Emerging Markets Index. The securities of smaller companies are sometimes less efficient than the securities of larger companies. This means that less information may be available to investors; less coverage may be provided by analysts; and in some cases, the companies may have less history than larger companies. These inefficiencies may lead to greater pricing discrepancies, which in turn may offer opportunities for gain. Through opportunistic shorting and by investing outside the MSCI Emerging Markets Index, the Fund seeks to produce returns that exceed those of the Index. For most share classes, these strategies were successful during the reporting period.

During the reporting period, how was the Fund’s performance affected by investments in derivatives?

The Fund engages in total-return swaps to gain exposure to emerging-market securities, along with offsetting long total-return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. These swap positions had a positive impact on the Fund’s performance.

Which sectors were the strongest contributors to the Fund’s relative performance and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Fund’s performance relative to the MSCI Emerging Markets

Index were materials, financials and consumer discretionary. (Contributions take weightings and total returns into account.) An underweight allocation relative to the Index in materials helped the Fund’s relative performance. Favorable stock selection was responsible for the majority of the Fund’s outperformance of the Index in these sectors.

The sectors that detracted the most from the Fund’s relative performance were energy, telecommunication services and utilities. The energy sector was the largest detractor because of an overweight allocation relative to the MSCI Emerging Markets Index and unfavorable stock selection. An underweight allocation relative to the Index in the telecommunication services sector and an overweight allocation in the utilities sector also detracted from results, although the Fund had positive stock selection in both sectors. Among the detracting sectors, the only sector that had a negative total return was energy.

From a regional perspective, favorable stock selection in Asia, Europe and the Middle East and Africa (EMEA) contributed positively to the Fund’s performance relative to the MSCI Emerging Markets Index. Stock selection in Latin America detracted from relative performance during the reporting period. The impact of regional allocations relative to the MSCI Emerging Markets Index was minor.

During the reporting period, the countries that made the strongest positive contributions to the Fund’s relative performance were South Korea, China and India. The countries that detracted the most from the Fund’s relative performance were Russia, Brazil and Thailand.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

The stock that made the strongest positive contribution to the Fund’s absolute performance during the reporting period was a long position in Chinese Internet company Tencent Holdings. The company generated strong returns because of significant increases in revenue and profit growth in recent quarters. Another positive contributor for the Fund was a long position in Taiwan Semiconductor Manufacturing, which continued to benefit from being a primary supplier of chipsets for Apple devices. A short position in South African consumer finance company African Bank Investments was another positive contributor to the Fund’s absolute performance. African Bank Investments, South Africa’s largest unsecured loan provider, saw a sharp increase in bad loans that eventually led to the collapse of the company in August 2014 after efforts to raise capital failed.

1.	See footnote on page 6 for more information on the MSCI Emerging Markets Index.
2.	See footnote on page 6 for more information on Lipper Inc.

9

During the reporting period, the stock that detracted the most from the Fund’s absolute performance was a long position in South Korean consumer electronics company Samsung Electronics. The company’s stock price was under considerable pressure in 2014 because of increased competition from Apple products, as well as general strength of the won relative to other major currencies. Another significant detractor was a long position in Brazilian integrated oil company Petroleo Brasileiro. The company faced a headwind from drastic fuel subsidies, which forced Petroleo Brasileiro to sell imported fuel at prices below cost. However, expectations of clearer policies and an increase in output capacity did help the stock price recover during much of 2014, until oil prices slumped and the incumbent president of Brazil won reelection in October. A long position in Russian commercial bank Sberbank OJSC also detracted from the Fund’s absolute performance during the reporting period. The company was negatively affected by the military crisis in Ukraine and subsequent financial sanctions imposed by the United States and the European Union.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund made a significant purchase of South Korean consumer electronics company Samsung Electronics to maintain an overweight position during a period of significant Fund inflows during the reporting period. The size of the purchase reflected the stock’s position as the largest constituent of the MSCI Emerging Markets Index. The overweight position at the time resulted from the attractiveness of the company given its relative valuation and improving trend characteristics. Another significant Fund purchase during the reporting period was Indian information technology company Infosys. We sought to move from an underweight to an overweight position relative to the MSCI Emerging Markets Index in the stock. Within our investment process, the stock had appeared to be fairly valued relative to its peers. The stock became more attractive, however, following a number of positive analyst revisions, which were viewed as an important catalyst.

Infosys also represented the Fund’s largest sale during the reporting period. One month after moving to an overweight position relative to the MSCI Emerging Markets Index, the stock had rallied and we believed that it had become expensive relative to its peers. Coupled with no new positive analyst support, the position was again reduced to an underweight relative to the Index. Another significant sale during the reporting period was

Mexican beverage producer Fomento Economico Mexicano. We chose to move from an overweight position relative to the MSCI Emerging Markets Index to and underweight position. After an extended period of flat performance while the stock was held in the Fund, negative analyst sentiment prompted us to replace the stock with Mexican opportunities that we found more compelling.

How did the Fund’s sector weightings change during the reporting period?

The Fund utilizes a bottom-up, stock-by-stock security-selection process. The sector changes that result from this process do not reflect top-down assessments of sectors, regions or countries.

During the reporting period, the Fund increased its sector weightings relative to the MSCI Emerging Markets Index in the utilities, information technology and health care sectors and decreased its sector weightings in the energy, financials and industrials sectors. From a regional perspective, the Fund increased its weighting relative to the MSCI Emerging Markets Index in Latin America and decreased its relative weighting in the Middle East and Africa.

The Fund increased its country weightings relative to the MSCI Emerging Markets Index in India, Mexico and South Africa and decreased its relative weightings in South Korea, Russia and Brazil.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2014, the Fund was overweight relative to the MSCI Emerging Markets Index in the utilities, information technology and health care sectors. As of the same date, the Fund was underweight relative to the Index in the consumer staples, financials and materials sectors.

As of October 31, 2014, the Fund held overweight positions relative to the MSCI Emerging Markets Index in Asia. As of the same date, the Fund held an underweight position relative to the Index in Latin America. From a country perspective, the Fund was overweight relative to the MSCI Emerging Markets Index in India, China and Thailand. As of the same date, the Fund was underweight relative to the Index in Malaysia, Russia and Taiwan.

The Fund also utilized exchange traded funds (ETFs) to offset the beta3 impact of cash flows into and out of the Fund.

3.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Emerging Markets Opportunities Fund

Portfolio of Investments October 31, 2014

	Shares	Value

Common Stocks 90.6%†
Brazil 6.4%
AMBEV S.A. (Beverages)	56,700	$375,269
Banco Bradesco S.A. (Banks)	40,200	591,830
Banco do Brasil S.A. (Banks)	52,300	585,286
Cia Energetica de Minas Gerais (Electric Utilities)	13,600	82,383
Cielo S.A. (IT Services)	69,000	1,133,060
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes (Household Durables)	66,500	330,635
Direcional Engenharia S.A. (Household Durables)	85,600	352,363
Estacio Participacoes S.A. (Diversified Consumer Services)	46,700	540,898
Gafisa S.A. (Household Durables)	253,500	276,222
JBS S.A. (Food Products)	282,700	1,260,678
Kroton Educacional S.A. (Diversified Consumer Services)	222,400	1,585,045
Magazine Luiza S.A. (Multiline Retail)	41,600	138,504
Marfrig Global Foods S.A. (Food Products) (a)	50,700	123,788
Minerva S.A. (Food Products) (a)	63,700	327,767
MRV Engenharia e Participacoes S.A. (Household Durables)	42,200	139,651
Petroleo Brasileiro S.A. (Oil, Gas & Consumable Fuels)	114,100	674,589
Porto Seguro S.A. (Insurance)	55,400	664,022
Sao Martinho S.A. (Food Products)	18,800	295,896
Sul America S.A. (Insurance)	164,500	873,651
Tecnisa S.A. (Household Durables)	76,300	151,806
Vale S.A. (Metals & Mining)	90,600	914,081
Via Varejo S.A. (Specialty Retail) (a)	41,000	394,463

		11,811,887

Chile 0.8%
AES Gener S.A. (Independent Power & Renewable Electricity Producers)	86,493	47,965
Banco de Chile (Banks)	995,829	121,662
Banco de Credito e Inversiones (Banks)	8,668	485,054
Corpbanca S.A. (Banks)	40,902,749	546,631
Empresas CMPC S.A. (Paper & Forest Products)	35,942	87,759
Vina Concha y Toro S.A. (Beverages)	64,187	122,725

		1,411,796

China 18.3%
Agricultural Bank of China, Ltd. Class H (Banks)	1,612,000	748,303
Angang Steel Co., Ltd. Class H (Metals & Mining)	72,000	53,013

	Shares	Value

China (continued)
ANTA Sports Products, Ltd. (Textiles, Apparel & Luxury Goods)	504,000	$987,834
APT Satellite Holdings, Ltd. (Diversified Telecommunication Services)	170,500	249,314
Asia Cement China Holdings Corp. (Construction Materials)	233,000	132,496
Bank of China, Ltd. Class H (Banks)	2,517,000	1,204,112
Bank of Communications Co., Ltd. Class H (Banks)	434,000	324,025
Boer Power Holdings, Ltd. (Electrical Equipment)	242,000	302,689
BYD Co., Ltd., Sponsored ADR (Automobiles)	900	11,394
BYD Electronic International Co., Ltd. (Communications Equipment)	280,500	334,206
Changshouhua Food Co., Ltd. (Food Products)	23,000	19,129
Chaowei Power Holdings, Ltd. (Auto Components)	271,000	152,358
China Animal Healthcare, Ltd. (Pharmaceuticals)	278,000	229,422
China BlueChemical, Ltd. Class H (Chemicals)	230,000	81,559
China CITIC Bank Corp., Ltd. Class H (Banks)	500,000	325,590
China Construction Bank Corp. Class H (Banks)	1,006,000	749,783
China Everbright, Ltd. (Capital Markets)	582,000	1,125,704
China Everbright Bank Co., Ltd. Class H (Banks)	250,000	121,855
China Life Insurance Co., Ltd. Class H (Insurance)	326,000	975,249
China Lilang, Ltd. (Textiles, Apparel & Luxury Goods)	331,000	238,589
China Merchants Bank Co., Ltd. Class H (Banks)	238,000	441,312
China Minsheng Banking Corp., Ltd. Class H (Banks)	355,300	356,438
♦China Mobile, Ltd. (Wireless Telecommunication Services)	193,000	2,406,543
China National Materials Co., Ltd. Class H (Construction Materials)	328,000	74,438
China Petroleum & Chemical Corp. Class H (Oil, Gas & Consumable Fuels)	110,000	95,317
China Power International Development, Ltd. (Independent Power & Renewable Electricity Producers)	815,000	367,820
China Railway Construction Corp., Ltd. Class H (Construction & Engineering)	1,214,500	1,282,600
China Railway Group, Ltd. Class H (Construction & Engineering)	2,105,000	1,294,733
China Resources Power Holdings Co., Ltd. (Independent Power & Renewable Electricity Producers)	88,000	255,882

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2014, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2014 (continued)

	Shares	Value

Common Stocks (continued)
China (continued)
China Travel International Investment, Ltd (Hotels, Restaurants & Leisure)	1,260,000	$388,310
Chongqing Changan Automobile Co., Ltd. Class B (Automobiles)	390,100	861,674
Chongqing Rural Commercial Bank Co., Ltd. Class H (Banks)	262,000	126,014
CNOOC, Ltd. (Oil, Gas & Consumable Fuels)	603,000	945,498
CNOOC, Ltd., ADR (Oil, Gas & Consumable Fuels)	500	78,185
Dalian Port PDA Co., Ltd. Class H (Transportation Infrastructure)	462,000	161,444
Datang International Power Generation Co., Ltd. Class H (Independent Power & Renewable Electricity Producers)	764,000	401,942
Dongfeng Motor Group Co., Ltd. Class H (Automobiles)	98,000	151,388
Dongyue Group, Ltd. (Chemicals)	909,000	341,088
Far East Horizon, Ltd. (Diversified Financial Services)	279,000	259,388
GOME Electrical Appliances Holding, Ltd. (Specialty Retail)	5,875,000	924,225
Guangdong Investment, Ltd. (Water Utilities)	462,000	606,456
Huadian Power International Corp., Ltd. Class H (Independent Power & Renewable Electricity Producers)	494,000	378,376
Huaneng Power International, Inc. Class H (Independent Power & Renewable Electricity Producers)	1,082,000	1,326,837
Industrial & Commercial Bank of China, Ltd. Class H (Banks)	1,715,000	1,132,254
Jiangnan Group, Ltd. (Electrical Equipment)	1,220,000	245,411
Jiangsu Expressway Co., Ltd. Class H (Transportation Infrastructure)	204,000	228,591
Jingwei Textile Machinery Class H (Machinery)	96,000	96,431
Metallurgical Corp. of China, Ltd. Class H (Construction & Engineering)	1,280,000	351,560
Pacific Online, Ltd. (Internet Software & Services)	200,000	108,315
Peak Sport Products Co., Ltd. (Textiles, Apparel & Luxury Goods)	380,000	113,679
PetroChina Co., Ltd. Class H (Oil, Gas & Consumable Fuels)	1,286,000	1,611,822
Ping An Insurance Group Co. of China, Ltd. Class H (Insurance)	500	4,084
Shandong Chenming Paper Holdings, Ltd. Class H (Paper & Forest Products)	521,500	241,412
Shandong Luoxin Pharmaceutical Group Stock Co., Ltd. Class H (Pharmaceuticals)	88,000	193,585
Shanghai Electric Group Co., Ltd. Class H (Electrical Equipment)	450,000	225,721

	Shares	Value

China (continued)
Shanghai Industrial Holdings, Ltd. (Industrial Conglomerates)	229,000	$704,261
Shanghai Jin Jiang International Hotels Group Co., Ltd. Class H (Hotels, Restaurants & Leisure)	466,000	159,837
Shenzhen Expressway Co., Ltd. Class H (Transportation Infrastructure)	516,000	330,021
Sihuan Pharmaceutical Holdings Group, Ltd. (Pharmaceuticals)	1,484,000	1,188,325
Sinotrans, Ltd. Class H (Air Freight & Logistics)	449,000	356,067
TCL Communication Technology Holdings, Ltd. (Technology Hardware, Storage & Peripherals)	397,000	389,570
♦Tencent Holdings, Ltd. (Internet Software & Services)	157,900	2,516,578
Tianneng Power International, Ltd. (Auto Components)	524,000	187,163
Travelsky Technology, Ltd. Class H (IT Services)	134,000	139,786
Weichai Power Co., Ltd. Class H (Machinery)	93,000	356,763
Weiqiao Textile Co. Class H (Textiles, Apparel & Luxury Goods)	149,000	74,354
Welling Holding, Ltd. (Household Durables)	514,000	111,348
Xiamen International Port Co., Ltd. Class H (Transportation Infrastructure)	534,000	140,469
Xingda International Holdings, Ltd. (Auto Components)	484,000	167,259
Xinhua Winshare Publishing and Media Co., Ltd. Class H (Distributors)	69,000	64,417
Yuexiu Transport Infrastructure, Ltd. (Transportation Infrastructure)	36,000	21,771
Zhejiang Expressway Co., Ltd. Class H (Transportation Infrastructure)	426,000	429,562
Zijin Mining Group Co., Ltd. Class H (Metals & Mining)	574,000	147,291

		33,930,239

Colombia 0.1%
Ecopetrol S.A. (Oil, Gas & Consumable Fuels)	165,680	221,444

Czech Republic 0.1%
CEZ A.S. (Electric Utilities)	9,327	257,976

Egypt 1.0%
Commercial International Bank Egypt S.A.E. (Banks)	201,693	1,379,401
Orascom Telecom Media and Technology Holding S.A.E (Wireless Telecommunication Services) (a)	625,972	103,307
Telecom Egypt Co. (Diversified Telecommunication Services)	172,606	328,311

		1,811,019

12	MainStay Emerging Markets Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Greece 0.5%
Folli Follie S.A. (Specialty Retail) (a)	6,162	$201,542
JUMBO S.A. (Specialty Retail)	10,181	111,635
Metka S.A. (Machinery)	7,216	70,533
OPAP S.A. (Hotels, Restaurants & Leisure)	48,447	587,079

		970,789

Hong Kong 2.0%
China Fiber Optic Network System Group, Ltd. (Communications Equipment)	400,000	121,210
China High Speed Transmission Equipment Group Co., Ltd. (Electrical Equipment) (a)	293,000	230,844
China Resources Cement Holdings, Ltd. (Construction Materials)	1,118,000	756,852
Dawnrays Pharmaceutical Holdings, Ltd. (Pharmaceuticals)	188,000	186,663
GCL-Poly Energy Holdings, Ltd. (Semiconductors & Semiconductor Equipment) (a)	1,406,000	475,003
Lijun International Pharmaceutical Holding Co., Ltd. (Pharmaceuticals)	688,000	334,456
NetDragon Websoft, Inc. (Software)	206,500	352,015
PAX Global Technology, Ltd. (Electronic Equipment, Instruments & Components) (a)	397,000	425,916
Real Nutriceutical Group, Ltd. (Personal Products)	400,000	136,168
Skyworth Digital Holdings, Ltd. (Household Durables)	362,000	197,917
TCC International Holdings, Ltd. (Construction Materials)	786,000	319,259
Wasion Group Holdings, Ltd. (Electronic Equipment, Instruments & Components)	172,000	179,648

		3,715,951

Hungary 0.1%
Richter Gedeon Nyrt (Pharmaceuticals)	12,317	188,013

India 8.8%
Alembic Pharmaceuticals, Ltd. (Pharmaceuticals)	30,121	199,171
Amtek Auto, Ltd. (Auto Components)	36,723	98,686
Andhra Bank (Banks)	295,157	403,798
Apollo Tyres, Ltd. (Auto Components)	104,240	371,207
Arvind, Ltd. (Textiles, Apparel & Luxury Goods)	75,935	369,163
Aurobindo Pharma, Ltd. (Pharmaceuticals)	74,740	1,180,563
Cairn India, Ltd. (Oil, Gas & Consumable Fuels)	90,568	419,799
Cox & Kings, Ltd. (Hotels, Restaurants & Leisure)	70,272	327,497
Dewan Housing Finance Corp., Ltd. (Thrifts & Mortgage Finance)	64,850	389,734
Gateway Distriparks, Ltd. (Transportation Infrastructure)	61,979	289,706

	Shares	Value

India (continued)
Gujarat Pipavav Port, Ltd. (Transportation Infrastructure) (a)	137,082	$369,720
Gujarat State Fertilisers & Chemicals, Ltd. (Chemicals)	195,361	385,790
HCL Technologies, Ltd. (IT Services)	54,064	1,420,413
Hexaware Technologies, Ltd. (IT Services)	122,094	392,530
Hindalco Industries, Ltd. (Metals & Mining)	115,761	308,445
Housing Development Finance Corp. (Thrifts & Mortgage Finance)	3,908	70,115
Indiabulls Housing Finance, Ltd. (Thrifts & Mortgage Finance)	22,536	154,155
Indian Bank (Banks)	76,866	208,314
Infosys, Ltd. (IT Services)	16,159	1,066,915
IRB Infrastructure Developers, Ltd. (Construction & Engineering)	91,836	377,141
Jammu & Kashmir Bank, Ltd. (Banks)	93,994	212,175
JSW Energy, Ltd. (Independent Power & Renewable Electricity Producers)	87,957	114,530
JSW Steel, Ltd. (Metals & Mining)	27,202	557,331
Karnataka Bank, Ltd. (Banks)	158,225	320,315
Kaveri Seed Co., Ltd. (Food Products)	17,411	261,449
MOIL, Ltd. (Metals & Mining)	2,807	14,172
Mphasis, Ltd. (IT Services)	11,586	75,469
Oil & Natural Gas Corp., Ltd. (Oil, Gas & Consumable Fuels)	189,453	1,250,112
Oil India, Ltd. (Oil, Gas & Consumable Fuels)	13,116	135,860
Oriental Bank of Commerce (Banks)	82,997	385,517
Power Finance Corp., Ltd. (Diversified Financial Services)	93,924	428,700
PTC India, Ltd. (Independent Power & Renewable Electricity Producers)	234,289	350,670
Reliance Infrastructure, Ltd. (Electric Utilities)	53,685	555,124
Rural Electrification Corp., Ltd. (Diversified Financial Services)	127,390	625,850
♦Tata Motors, Ltd. (Automobiles)	147,006	1,282,352
♦Tata Motors, Ltd., Sponsored ADR (Automobiles)	11,600	546,360
Torrent Pharmaceuticals, Ltd. (Pharmaceuticals)	22,310	320,116
Vardhman Textiles, Ltd. (Textiles, Apparel & Luxury Goods)	6,157	44,022

		16,282,986

Indonesia 2.7%
Adaro Energy Tbk PT (Oil, Gas & Consumable Fuels)	651,500	61,188
Astra Agro Lestari Tbk PT (Food Products)	195,200	379,578
Bank Negara Indonesia Persero Tbk PT (Banks)	2,243,000	1,104,332
Gudang Garam Tbk PT (Tobacco)	202,900	969,588
Indofood Sukses Makmur Tbk PT (Food Products)	1,588,200	896,935

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2014 (continued)

	Shares	Value

Common Stocks (continued)
Indonesia (continued)
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT (Food Products)	211,200	$33,991
Telekomunikasi Indonesia Persero Tbk PT (Diversified Telecommunication Services)	4,307,700	980,238
Tiga Pilar Sejahtera Food Tbk PT (Food Products) (a)	47,900	8,680
United Tractors Tbk PT (Machinery)	339,200	515,747

		4,950,277

Malaysia 1.9%
DiGi.Com BHD (Wireless Telecommunication Services)	178,400	335,729
Genting Plantations BHD (Food Products)	67,900	218,403
Hong Leong Financial Group BHD (Banks)	48,300	265,784
IJM Corp. BHD (Construction & Engineering)	422,000	887,813
Inari Amertron BHD (Electronic Equipment, Instruments & Components)	397,300	362,362
IOI Corp. BHD (Food Products)	131,300	195,199
Malaysia Building Society BHD (Thrifts & Mortgage Finance)	351,300	276,618
Padini Holdings BHD (Specialty Retail)	243,300	136,102
Press Metal BHD (Metals & Mining)	156,000	313,020
Puncak Niaga Holdings BHD (Water Utilities) (a)	163,500	164,531
TA Enterprise BHD (Hotels, Restaurants & Leisure)	608,300	160,894
TDM BHD (Food Products)	290,600	81,722
Tenaga Nasional BHD (Electric Utilities)	37,300	151,502

		3,549,679

Mexico 4.3%
♦America Movil S.A.B. de C.V. Series L (Wireless Telecommunication Services)	2,326,804	2,845,816
Compartamos S.A.B. de C.V. (Consumer Finance)	57,400	127,875
Credito Real S.A.B. de C.V. (Consumer Finance)	66,800	171,387
Fibra Uno Administracion S.A. de C.V. (Real Estate Investment Trusts)	211,900	735,484
Gruma S.A.B. de C.V. Class B (Food Products) (a)	104,600	1,149,056
Grupo Aeroportuario del Pacifico S.A.B. de C.V. Class B (Transportation Infrastructure)	53,400	364,704
Grupo Mexico S.A.B. de C.V. Class B (Metals & Mining)	221,900	763,766
Grupo Televisa S.A.B. (Media)	37,700	273,128
Industrias Bachoco S.A.B. de C.V. Series B (Food Products)	9,700	49,320
OHL Mexico S.A.B. de C.V. (Transportation Infrastructure) (a)	387,821	1,088,333
Wal-Mart de Mexico S.A.B. de C.V. Series V (Food & Staples Retailing)	169,000	391,933

		7,960,802

	Shares	Value

Peru 0.0%‡
Ferreycorp SAA (Trading Companies & Distributors)	96,855	$51,360

Philippines 0.4%
DMCI Holdings, Inc. (Industrial Conglomerates)	1,386,750	500,620
Nickel Asia Corp. (Metals & Mining)	230,900	214,049

		714,669

Poland 2.3%
Asseco Poland S.A. (Software)	13,353	198,157
Bank Millennium S.A. (Banks)	76,778	190,276
Enea S.A. (Electric Utilities)	34,960	166,017
KGHM Polska Miedz S.A. (Metals & Mining)	32,591	1,256,513
Orange Polska S.A. (Diversified Telecommunication Services)	192,071	575,763
PGE S.A. (Electric Utilities)	183,422	1,203,106
Tauron Polska Energia S.A. (Electric Utilities)	467,361	729,623

		4,319,455

Republic of Korea 12.4%
AK Holdings, Inc. (Chemicals)	4,387	292,267
Amorepacific Corp. (Personal Products)	290	624,105
Amorepacific Group (Personal Products)	1,071	1,185,513
Celltrion, Inc. (Pharmaceuticals) (a)	14,125	554,437
CJ CheilJedang Corp. (Food Products)	1,413	516,953
Coway Co., Ltd. (Household Durables)	136	10,384
Daewoo International Corp. (Trading Companies & Distributors)	12,817	405,954
DGB Financial Group, Inc. (Banks)	11,619	165,795
Dongwon F&B Co., Ltd. (Food Products)	1,163	381,417
Farmsco (Food Products) (a)	19,054	298,630
Gamevil, Inc. (Software) (a)	3,093	390,702
Golfzon Co., Ltd. (Software)	14,108	353,779
Hanil Cement Co., Ltd. (Construction Materials)	2,878	370,276
Hansae Co., Ltd. (Textiles, Apparel & Luxury Goods)	8,245	282,360
Hansol Paper Co. (Paper & Forest Products)	12,308	114,243
Harim Holdings Co., Ltd. (Industrial Conglomerates) (a)	73,075	323,416
Huons Co., Ltd. (Pharmaceuticals)	4,684	282,689
Hyosung Corp. (Chemicals)	17,190	1,021,367
Hyundai Corp. (Trading Companies & Distributors)	6,711	229,827
Hyundai Engineering & Construction Co., Ltd. (Construction & Engineering)	9,641	437,969
Hyundai Marine & Fire Insurance Co., Ltd. (Insurance)	10,137	267,954
Hyundai Motor Co. (Automobiles)	363	57,742
Hyundai Steel Co. (Metals & Mining)	3,165	201,675
Industrial Bank of Korea (Banks)	82,016	1,201,005
KH Vatec Co., Ltd. (Electronic Equipment, Instruments & Components)	12,963	394,204

14	MainStay Emerging Markets Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Republic of Korea (continued)
Kia Motors Corp. (Automobiles)	2,557	$124,652
Korea Electric Power Corp. (Electric Utilities)	16,895	734,304
Korea Electric Terminal Co., Ltd. (Electrical Equipment)	971	50,061
Korea Petrochemical Ind Co., Ltd. (Chemicals)	4,836	353,855
KT&G Corp. (Tobacco)	9,420	837,349
Kwang Dong Pharmaceutical Co., Ltd. (Pharmaceuticals)	18,648	180,595
LF Corp. (Textiles, Apparel & Luxury Goods)	9,272	291,938
LG Corp. (Industrial Conglomerates)	7,222	429,780
LG Display Co., Ltd. (Electronic Equipment, Instruments & Components) (a)	11,928	349,895
LiHOM-CUCHEN Co., Ltd. (Household Durables) (a)	28,890	313,572
Lotte Confectionery Co., Ltd. (Food Products)	85	152,864
Lotte Shopping Co., Ltd. (Multiline Retail)	1,326	367,875
LS Corp. (Electrical Equipment)	5,124	287,189
Meritz Securities Co., Ltd. (Capital Markets)	90,677	368,654
Mirae Asset Securities Co., Ltd. (Capital Markets)	15,601	670,764
Osstem Implant Co., Ltd. (Health Care Equipment & Supplies) (a)	9,146	372,265
Poongsan Corp. (Metals & Mining)	13,702	339,111
POSCO (Metals & Mining)	695	198,993
Pyeong Hwa Automotive Co., Ltd. (Auto Components)	1,782	28,929
S&T Motiv Co., Ltd. (Auto Components)	1,036	37,563
Samchully Co., Ltd. (Gas Utilities)	1,996	282,013
Seah Besteel Corp. (Metals & Mining)	9,819	293,542
SeAH Steel Corp. (Metals & Mining)	4,073	315,556
Shinhan Financial Group Co., Ltd. (Banks)	3,657	172,118
SK C&C Co., Ltd. (IT Services)	640	145,219
SK Holdings Co., Ltd. (Industrial Conglomerates)	7,884	1,231,956
SK Hynix, Inc. (Semiconductors & Semiconductor Equipment) (a)	23,599	1,047,760
SK Telecom Co., Ltd. (Wireless Telecommunication Services)	4,755	1,187,938
SKC Co., Ltd. (Chemicals)	9,381	241,387
SL Corp. (Auto Components)	16,346	301,307
Sungwoo Hitech Co., Ltd. (Auto Components)	25,267	364,088
Woori Investment & Securities Co., Ltd. (Capital Markets)	43,102	471,862

		22,909,617

Russia 2.4%
Gazprom OAO, Sponsored ADR (Oil, Gas & Consumable Fuels)	258,597	1,713,981
Lukoil OAO, Sponsored ADR (Oil, Gas & Consumable Fuels)	23,031	1,130,822

	Shares	Value

Russia (continued)
MMC Norilsk Nickel OJSC, ADR (Metals & Mining)	29,930	$556,997
RusHydro JSC, ADR (Electric Utilities)	47,720	79,502
Sberbank of Russia, Sponsored ADR (Banks)	67,803	514,625
Surgutneftegas OAO, Sponsored ADR (Oil, Gas & Consumable Fuels)	63,369	416,968
Uralkali OJSC, Sponsored ADR (Chemicals) (a)	6,714	119,979

		4,532,874

South Africa 9.4%
Astral Foods, Ltd. (Food Products)	25,279	347,382
Barclays Africa Group, Ltd. (Banks)	85,657	1,352,526
♦FirstRand, Ltd. (Diversified Financial Services)	412,582	1,765,577
Group Five, Ltd. (Construction & Engineering)	12,627	43,194
Investec, Ltd. (Capital Markets)	137,019	1,250,963
Lewis Group, Ltd. (Specialty Retail)	64,373	387,823
Liberty Holdings, Ltd. (Insurance)	45,940	531,633
Mediclinic International, Ltd. (Health Care Providers & Services)	45,410	405,529
MMI Holdings, Ltd. (Insurance)	166,070	424,444
♦MTN Group, Ltd. (Wireless Telecommunication Services)	111,695	2,470,915
Nampak, Ltd. (Containers & Packaging)	42,915	174,971
♦Naspers, Ltd. (Media)	17,415	2,167,277
Netcare, Ltd. (Health Care Providers & Services)	394,347	1,192,364
Sanlam, Ltd. (Insurance)	250,272	1,580,403
Sappi, Ltd. (Paper & Forest Products) (a)	100,067	395,287
Sasol, Ltd. (Oil, Gas & Consumable Fuels)	24,586	1,224,179
Sibanye Gold, Ltd. (Metals & Mining)	172,252	327,958
Steinhoff International Holdings, Ltd. (Household Durables)	102,090	522,031
Telkom SA SOC, Ltd. (Diversified Telecommunication Services) (a)	75,993	403,468
Tongaat Hulett, Ltd. (Food Products)	27,019	356,669

		17,324,593

Taiwan 11.2%
Advanced Semiconductor Engineering, Inc. (Semiconductors & Semiconductor Equipment)	149,000	178,066
AmTRAN Technology Co., Ltd. (Household Durables)	150,000	86,302
Ardentec Corp. (Semiconductors & Semiconductor Equipment)	357,516	280,921
Asia Cement Corp. (Construction Materials)	197,000	253,889
AU Optronics Corp. (Electronic Equipment, Instruments & Components)	1,114,000	527,398
Catcher Technology Co., Ltd. (Technology Hardware, Storage & Peripherals)	86,000	723,818
Chicony Electronics Co., Ltd. (Technology Hardware, Storage & Peripherals)	117,000	335,808

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2014 (continued)

	Shares	Value

Common Stocks (continued)
Taiwan (continued)
China Development Financial Holding Corp. (Banks)	1,873,000	$601,005
China Metal Products Co., Ltd. (Metals & Mining)	40,000	32,877
China Motor Corp. (Automobiles)	121,000	110,193
Coretronic Corp. (Electronic Equipment, Instruments & Components) (a)	79,250	118,811
CTBC Financial Holding Co., Ltd. (Banks)	245,768	172,106
Elite Semiconductor Memory Technology, Inc. (Semiconductors & Semiconductor Equipment)	69,000	104,578
Elitegroup Computer Systems Co., Ltd. (Technology Hardware, Storage & Peripherals)	259,766	218,632
EVA Airways Corp. (Airlines) (a)	371,000	217,112
Fubon Financial Holding Co., Ltd. (Diversified Financial Services)	633,000	1,069,689
Grand Pacific Petrochemical (Chemicals)	266,000	127,243
Great Wall Enterprise Co., Ltd. (Food Products)	154,000	139,487
♦Hon Hai Precision Industry Co., Ltd. (Electronic Equipment, Instruments & Components)	794,960	2,509,038
Innolux Corp. (Electronic Equipment, Instruments & Components)	1,100,000	500,879
Inventec Corp. (Technology Hardware, Storage & Peripherals)	491,000	340,608
Johnson Health Tech Co., Ltd. (Leisure Products)	31,000	72,260
King Yuan Electronics Co., Ltd. (Semiconductors & Semiconductor Equipment)	416,000	328,243
King’s Town Bank Co., Ltd. (Banks)	344,000	375,480
Long Chen Paper Co., Ltd. (Paper & Forest Products)	280,000	139,924
Micro-Star International Co., Ltd. (Technology Hardware, Storage & Peripherals)	263,000	321,222
Namchow Chemical Industrial Co., Ltd. (Food Products)	129,000	207,603
Novatek Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	22,000	113,557
Pegatron Corp. (Technology Hardware, Storage & Peripherals)	599,000	1,087,068
Pou Chen Corp. (Textiles, Apparel & Luxury Goods)	810,000	890,783
Primax Electronics, Ltd. (Technology Hardware, Storage & Peripherals)	333,000	405,076
Rechi Precision Co., Ltd. (Machinery)	321,670	322,024
Shin Zu Shing Co., Ltd. (Machinery)	29,000	63,594

	Shares	Value

Taiwan (continued)
Siliconware Precision Industries Co. (Semiconductors & Semiconductor Equipment)	864,000	$1,218,602
TA Chen Stainless Pipe Co., Ltd. (Metals & Mining) (a)	407,000	248,885
Taishin Financial Holding Co., Ltd. (Banks)	20,523	9,784
Taiwan Paiho, Ltd. (Textiles, Apparel & Luxury Goods)	256,000	356,017
Taiwan PCB Techvest Co., Ltd. (Electronic Equipment, Instruments & Components)	225,000	331,029
♦Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)	894,000	3,835,648
Universal Cement Corp. (Construction Materials)	39,920	35,108
Wah Lee Industrial Corp. (Electronic Equipment, Instruments & Components)	69,000	120,231
Winbond Electronics Corp. (Semiconductors & Semiconductor Equipment) (a)	1,061,000	339,406
Wistron Corp. (Technology Hardware, Storage & Peripherals)	515,000	540,118
WT Microelectronics Co., Ltd. (Electronic Equipment, Instruments & Components)	225,650	359,806
Yageo Corp. (Electronic Equipment, Instruments & Components)	131,920	204,278
YungShin Global Holding Corp. (Pharmaceuticals)	98,000	178,173

		20,752,379

Thailand 3.3%
Banpu PCL, NVDR (Oil, Gas & Consumable Fuels)	301,700	261,683
Delta Electronics Thailand PCL, NVDR (Electronic Equipment, Instruments & Components)	147,200	291,507
GFPT PCL, NVDR (Food Products)	205,900	122,010
Hana Microelectronics PCL, NVDR (Electronic Equipment, Instruments & Components)	69,300	92,556
Indorama Ventures PCL, NVDR (Chemicals)	129,000	94,661
Kasikornbank PCL, NVDR (Banks)	121,500	880,381
Krung Thai Bank PCL, NVDR (Banks)	1,785,600	1,277,387
PTT Exploration & Production PCL, NVDR (Oil, Gas & Consumable Fuels)	49,400	222,201
PTT Global Chemical PCL, NVDR (Chemicals)	668,900	1,273,313
PTT PCL, NVDR (Oil, Gas & Consumable Fuels)	135,600	1,532,109
Thanachart Capital PCL, NVDR (Banks)	57,200	61,468

		6,109,276

Turkey 2.1%
Aksa Akrilik Kimya Sanayii AS (Textiles, Apparel & Luxury Goods)	45,718	150,360
Alarko Holding AS (Industrial Conglomerates)	47,023	85,048

16	MainStay Emerging Markets Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Turkey (continued)
Asya Katilim Bankasi AS (Banks) (a)	263,305	$85,294
Dogus Otomotiv Servis ve Ticaret AS (Distributors)	74,946	322,019
Eregli Demir ve Celik Fabrikalari TAS (Metals & Mining)	279,750	582,747
Gubre Fabrikalari TAS (Chemicals)	193,534	366,580
TAV Havalimanlari Holding AS (Transportation Infrastructure)	142,123	1,192,538
Tekfen Holding AS (Construction & Engineering) (a)	150,601	378,764
Turkcell Iletisim Hizmetleri AS (Wireless Telecommunication Services) (a)	75,873	440,358
Turkiye Sise ve Cam Fabrikalari AS (Industrial Conglomerates)	224,376	341,210

		3,944,918

United States 0.1%
China Yuchai International, Ltd. (Machinery)	6,300	114,597

Total Common Stocks (Cost $164,137,135)		167,836,596

Exchange-Traded Funds 1.8% (b)
United States 1.8%
♦iShares MSCI Emerging Markets ETF (Capital Markets)	73,581	3,101,439
Vanguard FTSE Emerging Markets ETF (Capital Markets)	3,997	170,432

Total Exchange-Traded Funds (Cost $3,172,502)		3,271,871

Preferred Stocks 5.0%
Brazil 3.5%
Banco ABC Brasil S.A. 4.63% (Banks)	24,700	137,261
Banco Bradesco S.A. 2.75% (Banks)	52,400	789,204
Banco do Estado do Rio Grande do Sul S.A. Class B 5.63% (Banks)	35,300	210,840
Braskem S.A. Class A 3.20% (Chemicals)	29,300	214,379
Cia Energetica de Minas Gerais 18.76% (Electric Utilities)	112,100	643,764
Cia Energetica De Sao Paulo Class B 12.81% Class B (Independent Power & Renewable Electricity Producers)	57,200	563,944
Cia Paranaense de Energia Class B 6.15% (Electric Utilities)	37,000	516,796

	Shares	Value

Brazil (continued)
Itau Unibanco Holding S.A. 3.10% (Banks)	48,350	$717,084
Itausa—Investimentos Itau S.A. 3.75% (Banks)	187,580	748,685
Petroleo Brasileiro S.A. 6.71% (Oil, Gas & Consumable Fuels)	140,600	867,011
Telefonica Brasil S.A. 5.67% (Diversified Telecommunication Services)	14,200	290,029
Vale S.A. 9.43% (Metals & Mining)	94,100	818,376

		6,517,373

Colombia 0.5%
Avianca Holdings S.A. 1.94% (Airlines)	123,103	230,949
Banco Davivienda S.A. 2.05% (Banks)	44,888	669,775

		900,724

Republic of Korea 1.0%
Hyundai Motor Co. 1.67% (Automobiles)	4,806	575,607
1.69% (Automobiles)	8,017	926,426
Samsung Electronics Co., Ltd. 1.46% (Technology Hardware, Storage & Peripherals)	422	388,938

		1,890,971

Total Preferred Stocks (Cost $10,689,530)		9,309,068

	Principal Amount

Short-Term Investment 0.7%
Repurchase Agreement 0.7%
United States 0.7%
State Street Bank and Trust Co. 0.00%, dated 10/31/14 due 11/3/14 Proceeds at Maturity $1,332,845 (Collateralized by a Federal National Mortgage Association security with a rate of 2.14% and a maturity date of 11/7/22, with a Principal Amount of $1,415,000 and a Market Value of $1,359,975)	$1,332,845	1,332,845

Total Short-Term Investment (Cost $1,332,845)		1,332,845

Total Investments (Cost $179,332,012) (c)	98.1%	181,750,380
Other Assets, Less Liabilities	1.9	3,466,039
Net Assets	100.0%	$185,216,419

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2014 (continued)

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(c)	As of October 31, 2014, cost was $180,393,224 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$10,457,766
Gross unrealized depreciation	(9,100,610)

Net unrealized appreciation	$1,357,156

The following abbreviations are used in the above portfolio:

ADR—American Depositary Receipt

ETF—Exchange-Traded Fund

NVDR—Non-Voting Depositary Receipt

Equity Swap Contracts

Open OTC equity swap contracts as of October 31, 2014 were as follows:

Swap Counterparty	Reference Obligation	Rate Paid/Received by the Fund	Termination Date	Notional Amount (000)*	Unrealized Appreciation
Merrill Lynch	Abril Educacao SA	1 Month LIBOR BBA minus 1.50 bps	10/26/2015	$(128)	$14,171
Merrill Lynch	Adcock Ingram Holdings Ltd.	1 Month LIBOR BBA minus 1.00 bps	6/15/2015	(18)	4,248
Merrill Lynch	Adcock Ingram Holdings Ltd.	1 Month LIBOR BBA minus 1.00 bps	6/22/2015	(88)	19,791
Merrill Lynch	Adcock Ingram Holdings Ltd.	1 Month LIBOR BBA minus 1.00 bps	7/20/2015	(105)	12,379
Merrill Lynch	Advanced Semiconductor Engineering Inc.	1 Month LIBOR BBA plus 0.65 bps	6/8/2015	352	12,904
Merrill Lynch	Advanced Semiconductor Engineering Inc.	1 Month LIBOR BBA plus 0.65 bps	11/23/2015	103	5,244
Merrill Lynch	AES Gener SA	1 Month LIBOR BBA plus 0.60 bps	11/23/2015	55	2,628
Merrill Lynch	Airtac International Group	1 Month LIBOR BBA minus 6.00 bps	8/24/2015	(321)	58,756
Merrill Lynch	Airtac International Group	1 Month LIBOR BBA minus 6.50 bps	10/12/2015	(36)	6,932
Merrill Lynch	Ajisen China Holdings Ltd.	1 Month LIBOR BBA minus 1.50 bps	6/22/2015	(12)	1,998
Merrill Lynch	Ajisen China Holdings Ltd.	1 Month LIBOR BBA minus 1.50 bps	6/23/2015	(8)	1,270
Merrill Lynch	Ajisen China Holdings Ltd.	1 Month LIBOR BBA minus 1.50 bps	7/20/2015	(36)	4,004
Merrill Lynch	Ajisen China Holdings Ltd.	1 Month LIBOR BBA minus 1.50 bps	8/24/2015	(73)	6,278
Merrill Lynch	Ajisen China Holdings Ltd.	1 Month LIBOR BBA minus 1.50 bps	9/28/2015	(58)	8,686
Merrill Lynch	Ajisen China Holdings Ltd.	1 Month LIBOR BBA minus 1.50 bps	10/12/2015	(33)	4,288
Merrill Lynch	Alsea SAB de CV	1 Month LIBOR BBA minus 1.00 bps	8/24/2015	(104)	12,230
Merrill Lynch	America Movil SAB de CV	1 Month LIBOR BBA plus 0.60 bps	11/23/2015	99	889
Merrill Lynch	Amorepacific Corp.	1 Month LIBOR BBA plus 0.65 bps	9/30/2015	749	8,196
Merrill Lynch	Amorepacific Corp.	1 Month LIBOR BBA plus 0.65 bps	10/13/2015	31	1,358
Merrill Lynch	Anglo American Platinum Ltd.	1 Month LIBOR BBA minus 3.00 bps	10/13/2015	(183)	31,354
Merrill Lynch	Anglo American Platinum Ltd.	1 Month LIBOR BBA minus 3.00 bps	11/23/2015	(138)	9,891
Merrill Lynch	Anton Oilfield Services Group/Hong Kong	1 Month LIBOR BBA minus 11.00 bps	6/15/2015	(185)	128,684
Merrill Lynch	Anton Oilfield Services Group/Hong Kong	1 Month LIBOR BBA minus 11.00 bps	6/22/2015	(110)	78,460
Merrill Lynch	Anton Oilfield Services Group/Hong Kong	1 Month LIBOR BBA minus 11.00 bps	8/24/2015	(95)	61,462
Merrill Lynch	Anton Oilfield Services Group/Hong Kong	1 Month LIBOR BBA minus 11.00 bps	8/25/2015	(5)	2,996
Merrill Lynch	ArcelorMittal South Africa Ltd.	1 Month LIBOR BBA minus 1.00 bps	9/28/2015	(121)	25,981
Merrill Lynch	ArcelorMittal South Africa Ltd.	1 Month LIBOR BBA minus 1.00 bps	10/13/2015	(40)	7,967
Merrill Lynch	ArcelorMittal South Africa Ltd.	1 Month LIBOR BBA minus 1.00 bps	11/23/2015	(92)	12,089
Merrill Lynch	Arezzo Industria e Comercio SA	1 Month LIBOR BBA minus 8.00 bps	6/8/2015	(82)	1,896
Merrill Lynch	Arezzo Industria e Comercio SA	1 Month LIBOR BBA minus 8.00 bps	6/15/2015	(32)	3,593
Merrill Lynch	Arezzo Industria e Comercio SA	1 Month LIBOR BBA minus 8.00 bps	9/28/2015	(38)	6,123
Merrill Lynch	Assore Ltd.	1 Month LIBOR BBA minus 1.00 bps	11/23/2015	(159)	13,637
Merrill Lynch	AU Optronics Corp.	1 Month LIBOR BBA plus 0.65 bps	11/23/2015	158	32,849
Merrill Lynch	Axtel SAB de CV	1 Month LIBOR BBA minus 1.00 bps	8/24/2015	(58)	14,379
Merrill Lynch	Axtel SAB de CV	1 Month LIBOR BBA minus 1.00 bps	9/28/2015	(49)	10,112
Merrill Lynch	Banco Bradesco SA	1 Month LIBOR BBA plus 0.60 bps	11/23/2015	51	3,657
Merrill Lynch	Bank of China Ltd.	1 Month HIBOR BBA plus 0.45 bps	4/6/2015	52	8,098

18	MainStay Emerging Markets Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Counterparty	Reference Obligation	Rate Paid/Received by the Fund	Termination Date	Notional Amount (000)*	Unrealized Appreciation
Merrill Lynch	Bank of China Ltd.	1 Month LIBOR BBA plus 0.45 bps	6/8/2015	$244	$22,934
Merrill Lynch	Bank of China Ltd.	1 Month LIBOR BBA plus 0.45 bps	6/15/2015	73	4,185
Merrill Lynch	Bank of China Ltd.	1 Month LIBOR BBA plus 0.45 bps	8/24/2015	66	1,577
Merrill Lynch	Bank of China Ltd.	1 Month LIBOR BBA plus 0.45 bps	9/28/2015	38	417
Merrill Lynch	Bank of China Ltd.	1 Month LIBOR BBA plus 0.45 bps	11/23/2015	216	11,617
Merrill Lynch	Biostime International Holdings, Ltd.	1 Month LIBOR BBA minus 3.75 bps	6/8/2015	(91)	58,591
Merrill Lynch	Biostime International Holdings, Ltd.	1 Month LIBOR BBA minus 3.75 bps	6/22/2015	(258)	163,774
Merrill Lynch	Biostime International Holdings, Ltd.	1 Month LIBOR BBA minus 4.50 bps	9/28/2015	(337)	141,244
Merrill Lynch	Bloomage BioTechnology Corp Ltd.	1 Month LIBOR BBA minus 6.00 bps	6/8/2015	(95)	35,568
Merrill Lynch	Bloomage BioTechnology Corp Ltd.	1 Month LIBOR BBA minus 0.45 bps	6/15/2015	(96)	27,789
Merrill Lynch	Bolsa Mexicana de Valores SAB de CV	1 Month LIBOR BBA minus 1.00 bps	9/28/2015	(133)	2,197
Merrill Lynch	Brasil Pharma SA	1 Month LIBOR BBA minus 5.0 bps	4/6/2015	(93)	29,561
Merrill Lynch	Brasil Pharma SA	1 Month LIBOR BBA minus 4.0 bps	4/27/2015	(36)	5,604
Merrill Lynch	Brasil Pharma SA	1 Month LIBOR BBA	7/20/2015	(17)	1,546
Merrill Lynch	Brasil Pharma SA	1 Month LIBOR BBA minus 5.0 bps	7/20/2015	(60)	6,414
Merrill Lynch	Brasil Pharma SA	1 Month LIBOR BBA minus 3.30 bps	8/24/2015	(39)	4,131
Merrill Lynch	Braskem SA	1 Month LIBOR BBA plus 0.60 bps	11/23/2015	374	21,172
Merrill Lynch	Catcher Technology Co., Ltd.	1 Month LIBOR BBA plus 0.65 bps	11/23/2015	134	345
Merrill Lynch	Cheil Worldwide, Inc.	1 Month LIBOR BBA minus 2.75 bps	6/8/2015	(29)	9,810
Merrill Lynch	Cheil Worldwide, Inc.	1 Month LIBOR BBA minus 0.75 bps	9/30/2015	(513)	157,898
Merrill Lynch	Cheil Worldwide, Inc.	1 Month LIBOR BBA minus 0.75 bps	11/23/2015	(209)	48,680
Merrill Lynch	China Agri-Industries Holdings Ltd.	1 Month LIBOR BBA minus 0.45 bps	8/24/2015	(19)	2,375
Merrill Lynch	China Agri-Industries Holdings Ltd.	1 Month LIBOR BBA minus 0.45 bps	8/25/2015	(6)	726
Merrill Lynch	China Construction Bank Corp.	1 Month HIBOR BBA plus 0.45 bps	4/6/2015	79	8,799
Merrill Lynch	China Construction Bank Corp.	1 Month LIBOR BBA plus 0.45 bps	6/8/2015	358	33,214
Merrill Lynch	China Construction Bank Corp.	1 Month LIBOR BBA plus 0.45 bps	6/15/2015	108	4,813
Merrill Lynch	China Construction Bank Corp.	1 Month LIBOR BBA plus 0.45 bps	6/22/2015	867	37,934
Merrill Lynch	China Foods, Ltd.	1 Month LIBOR BBA minus 3.50 bps	9/28/2015	(88)	6,969
Merrill Lynch	China Life Insurance Co., Ltd.	1 Month LIBOR BBA plus 0.45 bps	4/27/2015	133	10,855
Merrill Lynch	China Life Insurance Co., Ltd.	1 Month LIBOR BBA plus 0.45 bps	8/24/2015	82	4,560
Merrill Lynch	China Life Insurance Co., Ltd.	1 Month LIBOR BBA plus 0.45 bps	9/28/2015	206	3,106
Merrill Lynch	China Life Insurance Co., Ltd.	1 Month LIBOR BBA plus 0.45 bps	11/23/2015	519	37,605
Merrill Lynch	China Mobile Ltd.	1 Month LIBOR BBA plus 0.45 bps	6/8/2015	136	44,036
Merrill Lynch	China Mobile Ltd.	1 Month LIBOR BBA plus 0.45 bps	6/15/2015	74	19,795
Merrill Lynch	China Mobile Ltd.	1 Month LIBOR BBA plus 0.45 bps	8/24/2015	396	52,278
Merrill Lynch	China Mobile Ltd.	1 Month LIBOR BBA plus 0.45 bps	9/28/2015	1,165	17,525
Merrill Lynch	China Mobile Ltd.	1 Month LIBOR BBA plus 0.45 bps	11/23/2015	206	11,672
Merrill Lynch	China Molybdenum Co., Ltd.	1 Month LIBOR BBA minus 2.50 bps	8/24/2015	(161)	5,687
Merrill Lynch	China Molybdenum Co., Ltd.	1 Month LIBOR BBA minus 2.50 bps	8/25/2015	(13)	572
Merrill Lynch	China Molybdenum Co., Ltd.	1 Month LIBOR BBA minus 2.50 bps	10/12/2015	(32)	3,657
Merrill Lynch	China Resources Power Holdings Co., Ltd.	1 Month LIBOR BBA plus 0.45 bps	6/8/2015	148	26,488
Merrill Lynch	China Suntien Green Energy Corp Ltd.	1 Month LIBOR BBA minus 3.00 bps	9/28/2015	(116)	16,198
Merrill Lynch	Chroma ATE, Inc.	1 Month LIBOR BBA minus 3.25 bps	6/22/2015	(55)	488
Merrill Lynch	Cia de Minas Buenaventura SAA	1 Month LIBOR BBA minus 0.40 bps	11/23/2015	(701)	121,690
Merrill Lynch	Cia Siderurgica Nacional SA	1 Month LIBOR BBA minus 4.70 bps	10/13/2015	(690)	132,940
Merrill Lynch	Cielo SA	1 Month LIBOR BBA plus 0.60 bps	11/23/2015	366	35,255
Merrill Lynch	CIMC Enric Holdings Ltd.	1 Month LIBOR BBA minus 4.00 bps	7/20/2015	(95)	24,685
Merrill Lynch	CIMC Enric Holdings Ltd.	1 Month LIBOR BBA minus 10.00 bps	8/24/2015	(168)	33,277
Merrill Lynch	CIMC Enric Holdings Ltd.	1 Month LIBOR BBA minus 10.00 bps	9/28/2015	(122)	13,622
Merrill Lynch	CJ CheilJedang Corp.	1 Month LIBOR BBA plus 0.65 bps	8/24/2015	250	35,648
Merrill Lynch	Coca-Cola Icecek AS	1 Month LIBOR BBA minus 7.75 bps	7/20/2015	(275)	12,090
Merrill Lynch	Coca-Cola Icecek AS	1 Month LIBOR BBA minus 6.00 bps	9/28/2015	(205)	10,998
Merrill Lynch	Compartamos SAB de CV	1 Month LIBOR BBA plus 0.60 bps	11/23/2015	181	3,188
Merrill Lynch	CPFL Energia SA	1 Month LIBOR BBA minus 0.70 bps	9/28/2015	(7)	3,209
Merrill Lynch	Cub Elecparts Inc.	1 Month LIBOR BBA minus 5.00 bps	11/23/2015	(390)	20
Merrill Lynch	Cyrela Brazil Realty SA Empreendimentos e Participacoes	1 Month LIBOR BBA plus 0.60 bps	11/23/2015	203	3,900
Merrill Lynch	Delta Electronics Inc.	1 Month LIBOR BBA minus 1.50 bps	11/23/2015	(392)	3,031
Merrill Lynch	D-Link Corp.	1 Month LIBOR BBA minus 5.00 bps	8/24/2015	(131)	27,431
Merrill Lynch	Dogan Sirketler Grubu Holding AS	1 Month LIBOR BBA minus 10.00 bps	4/6/2015	(105)	6,175
Merrill Lynch	Dogan Sirketler Grubu Holding AS	1 Month LIBOR BBA minus 10.00 bps	4/27/2015	(39)	117

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2014 (continued)

Swap Counterparty	Reference Obligation	Rate Paid/Received by the Fund	Termination Date	Notional Amount (000)*	Unrealized Appreciation
Merrill Lynch	Dogan Sirketler Grubu Holding AS	1 Month LIBOR BBA minus 6.00 bps	6/8/2015	$(30)	$3,286
Merrill Lynch	Dogan Sirketler Grubu Holding AS	1 Month LIBOR BBA minus 6.00 bps	6/15/2015	(62)	6,508
Merrill Lynch	Dogan Sirketler Grubu Holding AS	1 Month LIBOR BBA minus 6.00 bps	8/24/2015	(74)	16,381
Merrill Lynch	Dongkuk Steel Mill Co., Ltd.	1 Month LIBOR BBA minus 5.00 bps	8/24/2015	(164)	29,010
Merrill Lynch	Dongkuk Steel Mill Co., Ltd.	1 Month LIBOR BBA minus 5.00 bps	9/30/2015	(202)	36,447
Merrill Lynch	Dongkuk Steel Mill Co., Ltd.	1 Month LIBOR BBA minus 5.00 bps	10/13/2015	(14)	1,547
Merrill Lynch	Doosan Engine Co., Ltd.	1 Month LIBOR BBA minus 7.00 bps	6/8/2015	(91)	24,329
Merrill Lynch	Doosan Engine Co., Ltd.	1 Month LIBOR BBA minus 5.00 bps	6/15/2015	(62)	17,295
Merrill Lynch	Doosan Engine Co., Ltd.	1 Month LIBOR BBA minus 5.00 bps	6/22/2015	(38)	10,849
Merrill Lynch	Doosan Engine Co., Ltd.	1 Month LIBOR BBA minus 5.00 bps	9/30/2015	(15)	3,591
Merrill Lynch	Duksan Hi-Metal Co., Ltd.	1 Month LIBOR BBA minus 7.00 bps	6/8/2015	(186)	85,428
Merrill Lynch	Duksan Hi-Metal Co., Ltd.	1 Month LIBOR BBA minus 5.00 bps	6/15/2015	(63)	28,584
Merrill Lynch	Duksan Hi-Metal Co., Ltd.	1 Month LIBOR BBA minus 5.00 bps	6/22/2015	(79)	32,148
Merrill Lynch	E Ink Holdings Inc.	1 Month LIBOR BBA minus 7.50 bps	6/15/2015	(23)	5,301
Merrill Lynch	E Ink Holdings Inc.	1 Month LIBOR BBA minus 7.50 bps	6/22/2015	(48)	12,229
Merrill Lynch	Eclat Textile Co., Ltd.	1 Month LIBOR BBA minus 3.00 bps	6/8/2015	(238)	6,423
Merrill Lynch	Eclat Textile Co., Ltd.	1 Month LIBOR BBA minus 3.00 bps	6/15/2015	(169)	809
Merrill Lynch	Eletropaulo Metropolitana Eletricidade de Sao Paulo SA	1 Month LIBOR BBA minus 1.50 bps	6/8/2015	(18)	5,744
Merrill Lynch	Eletropaulo Metropolitana Eletricidade de Sao Paulo SA	1 Month LIBOR BBA minus 1.50 bps	11/23/2015	(120)	993
Merrill Lynch	Empresas CMPC SA	1 Month LIBOR BBA plus 0.60 bps	11/23/2015	110	5,037
Merrill Lynch	Eneva SA	1 Month LIBOR BBA minus 7.50 bps	4/6/2015	(22)	16,068
Merrill Lynch	Eneva SA	1 Month LIBOR BBA minus 7.50 bps	4/27/2015	(37)	26,339
Merrill Lynch	Eneva SA	1 Month LIBOR BBA minus 7.50 bps	6/15/2015	(123)	77,259
Merrill Lynch	Eneva SA	1 Month LIBOR BBA minus 7.50 bps	6/22/2015	(94)	56,809
Merrill Lynch	First Tractor Co., Ltd.	1 Month LIBOR BBA minus 2.50 bps	10/12/2015	(67)	9,816
Merrill Lynch	Fubon Financial Holding Co., Ltd.	1 Month LIBOR BBA plus 0.65 bps	6/22/2015	396	102,423
Merrill Lynch	Fubon Financial Holding Co., Ltd.	1 Month LIBOR BBA plus 0.65 bps	11/23/2015	75	5,997
Merrill Lynch	Gazprom OAO	1 Month LIBOR BBA plus 0.80 bps	11/23/2015	57	372
Merrill Lynch	GeoVision Inc.	1 Month LIBOR BBA minus 5.00 bps	4/27/2015	(132)	54,413
Merrill Lynch	Gol Linhas Aereas Inteligentes SA	1 Month LIBOR BBA minus 4.50 bps	6/8/2015	(187)	38,016
Merrill Lynch	Gol Linhas Aereas Inteligentes SA	1 Month LIBOR BBA minus 4.50 bps	6/15/2015	(59)	10,260
Merrill Lynch	Gol Linhas Aereas Inteligentes SA	1 Month LIBOR BBA minus 4.50 bps	6/22/2015	(74)	9,948
Merrill Lynch	Gol Linhas Aereas Inteligentes SA	1 Month LIBOR BBA minus 4.50 bps	7/20/2015	(41)	2,388
Merrill Lynch	Gold Fields, Ltd.	1 Month LIBOR BBA minus 1.00 bps	11/23/2015	(392)	46,288
Merrill Lynch	Goodbaby International Holdings, Ltd.	1 Month LIBOR BBA minus 6.00 bps	6/8/2015	(39)	9,293
Merrill Lynch	Goodbaby International Holdings, Ltd.	1 Month LIBOR BBA minus 0.45 bps	6/15/2015	(57)	11,773
Merrill Lynch	Goodbaby International Holdings, Ltd.	1 Month LIBOR BBA minus 6.00 bps	6/22/2015	(61)	12,105
Merrill Lynch	Goodbaby International Holdings, Ltd.	1 Month LIBOR BBA minus 6.00 bps	6/23/2015	(36)	7,183
Merrill Lynch	Gourmet Master Co., Ltd.	1 Month LIBOR BBA minus 6.00 bps	9/29/2015	(80)	16,869
Merrill Lynch	Grand Korea Leisure Co., Ltd.	1 Month LIBOR BBA minus 4.00 bps	9/30/2015	(358)	72,673
Merrill Lynch	Greatview Aseptic Packaging Co., Ltd.	1 Month LIBOR BBA minus 3.00 bps	7/20/2015	(52)	2,210
Merrill Lynch	Greatview Aseptic Packaging Co., Ltd.	1 Month LIBOR BBA minus 3.00 bps	7/23/2015	(27)	986
Merrill Lynch	Greatview Aseptic Packaging Co., Ltd.	1 Month LIBOR BBA minus 3.00 bps	7/24/2015	(29)	915
Merrill Lynch	Greatview Aseptic Packaging Co., Ltd.	1 Month LIBOR BBA minus 3.00 bps	9/28/2015	(20)	2,828
Merrill Lynch	Grindrod, Ltd.	1 Month LIBOR BBA minus 1.00 bps	8/24/2015	(20)	462
Merrill Lynch	Grindrod, Ltd.	1 Month LIBOR BBA minus 1.00 bps	11/23/2015	(125)	2,217
Merrill Lynch	Grupo Televisa S.A.B.	1 Month LIBOR BBA plus 0.60 bps	11/23/2015	594	33,618
Merrill Lynch	Guangzhou Shipyard International Co., Ltd. Class H	1 Month HIBOR BBA minus 0.45 bps	4/6/2015	(125)	10,888
Merrill Lynch	Haitian International Holdings Ltd.	1 Month LIBOR BBA minus 0.45 bps	9/28/2015	(10)	1,205
Merrill Lynch	Hanjin Heavy Industries & Construction Co., Ltd.	1 Month LIBOR BBA minus 4.50 bps	7/20/2015	(15)	6,752
Merrill Lynch	Hanjin Heavy Industries & Construction Co., Ltd.	1 Month LIBOR BBA minus 7.00 bps	10/13/2015	(99)	28,845
Merrill Lynch	Hanjin Heavy Industries & Construction Co., Ltd.	1 Month LIBOR BBA minus 7.00 bps	11/23/2015	(82)	7,263
Merrill Lynch	Hanjin Shipping Co., Ltd.	1 Month LIBOR BBA minus 10.00 bps	8/24/2015	(49)	8,183
Merrill Lynch	Hanmi Pharm Co., Ltd.	1 Month LIBOR BBA minus 6.75 bps	8/24/2015	(278)	37,574
Merrill Lynch	Hanmi Pharm Co., Ltd.	1 Month LIBOR BBA minus 6.75 bps	8/25/2015	(2)	348
Merrill Lynch	Hanwha Corp.	1 Month LIBOR BBA minus 1.25 bps	11/23/2015	(404)	1,161
Merrill Lynch	Harmony Gold Mining Co., Ltd.	1 Month LIBOR BBA minus 1.00 bps	6/8/2015	(82)	39,578
Merrill Lynch	Harmony Gold Mining Co., Ltd.	1 Month LIBOR BBA minus 1.00 bps	6/9/2015	(1)	584
Merrill Lynch	Harmony Gold Mining Co., Ltd.	1 Month LIBOR BBA minus 1.00 bps	6/22/2015	(134)	63,276
Merrill Lynch	Harmony Gold Mining Co., Ltd.	1 Month LIBOR BBA minus 1.00 bps	7/20/2015	(87)	35,958
Merrill Lynch	Harmony Gold Mining Co., Ltd.	1 Month LIBOR BBA minus 1.00 bps	10/13/2015	(46)	17,465

20	MainStay Emerging Markets Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Counterparty	Reference Obligation	Rate Paid/Received by the Fund	Termination Date	Notional Amount (000)*	Unrealized Appreciation
Merrill Lynch	Harmony Gold Mining Co., Ltd.	1 Month LIBOR BBA minus 1.00 bps	11/23/2015	$(69)	$13,035
Merrill Lynch	HTC Corp.	1 Month LIBOR BBA minus 7.00 bps	8/31/2015	(100)	2,720
Merrill Lynch	Hunan Nonferrous Metal Corp Ltd.	1 Month LIBOR BBA minus 3.00 bps	9/28/2015	(199)	30,617
Merrill Lynch	Hunan Nonferrous Metal Corp Ltd.	1 Month LIBOR BBA minus 3.00 bps	10/12/2015	(18)	1,676
Merrill Lynch	Hyundai Mipo Dockyard Co., Ltd.	1 Month LIBOR BBA minus 2.00 bps	6/22/2015	(385)	201,585
Merrill Lynch	Hyundai Mipo Dockyard Co., Ltd.	1 Month LIBOR BBA minus 2.00 bps	7/20/2015	(147)	80,056
Merrill Lynch	Hyundai Mipo Dockyard Co., Ltd.	1 Month LIBOR BBA minus 2.00 bps	8/24/2015	(265)	123,240
Merrill Lynch	Hyundai Mipo Dockyard Co., Ltd.	1 Month LIBOR BBA minus 2.00 bps	9/30/2015	(199)	72,049
Merrill Lynch	Iljin Materials Co Ltd	1 Month LIBOR BBA minus 6.75 bps	4/27/2015	(20)	6,598
Merrill Lynch	Iljin Materials Co Ltd	1 Month LIBOR BBA minus 12.00 bps	6/8/2015	(146)	47,701
Merrill Lynch	iMarketKorea Inc.	1 Month LIBOR BBA minus 6.00 bps	8/24/2015	(144)	40,701
Merrill Lynch	iMarketKorea Inc.	1 Month LIBOR BBA minus 6.00 bps	9/30/2015	(16)	3,639
Merrill Lynch	iMarketKorea Inc.	1 Month LIBOR BBA minus 6.00 bps	10/13/2015	(72)	13,962
Merrill Lynch	iMarketKorea Inc.	1 Month LIBOR BBA minus 6.00 bps	11/23/2015	(111)	15,004
Merrill Lynch	Impala Platinum Holdings, Ltd.	1 Month LIBOR BBA minus 1.00 bps	10/13/2015	(597)	81,103
Merrill Lynch	Impala Platinum Holdings, Ltd.	1 Month LIBOR BBA minus 1.00 bps	11/23/2015	(177)	6,068
Merrill Lynch	Industrial & Commercial Bank of China Ltd.	1 Month LIBOR BBA plus 0.45 bps	4/6/2015	72	8,973
Merrill Lynch	Industrial & Commercial Bank of China Ltd.	1 Month LIBOR BBA plus 0.45 bps	6/8/2015	322	36,351
Merrill Lynch	Industrial & Commercial Bank of China Ltd.	1 Month LIBOR BBA plus 0.45 bps	6/15/2015	97	5,773
Merrill Lynch	Industrial & Commercial Bank of China Ltd.	1 Month LIBOR BBA plus 0.45 bps	7/20/2015	349	11,469
Merrill Lynch	Industrias Bachoco SAB de CV	1 Month LIBOR BBA plus 0.60 bps	11/23/2015	57	2,516
Merrill Lynch	Industrias CH SAB de CV	1 Month LIBOR BBA minus 0.50 bps	7/20/2015	(7)	236
Merrill Lynch	Industrias CH SAB de CV	1 Month LIBOR BBA minus 1.00 bps	7/20/2015	(77)	3,308
Merrill Lynch	Industrias CH SAB de CV	1 Month LIBOR BBA minus 1.00 bps	11/23/2015	(77)	309
Merrill Lynch	Innolux Corp.	1 Month LIBOR BBA plus 0.65 bps	11/23/2015	119	12,961
Merrill Lynch	International Meal Co Holdings SA	1 Month LIBOR BBA minus 0.90 bps	4/27/2015	(78)	2,387
Merrill Lynch	International Meal Co Holdings SA	1 Month LIBOR BBA minus 1.00 bps	6/8/2015	(69)	6,385
Merrill Lynch	International Meal Co Holdings SA	1 Month LIBOR BBA minus 0.75 bps	6/15/2015	(70)	4,603
Merrill Lynch	International Meal Co Holdings SA	1 Month LIBOR BBA minus 0.80 bps	6/22/2015	(62)	4,874
Merrill Lynch	International Meal Co Holdings SA	1 Month LIBOR BBA minus 0.90 bps	9/28/2015	(47)	7,262
Merrill Lynch	Iochpe-Maxion S.A.	1 Month LIBOR BBA minus 1.70 bps	9/28/2015	(149)	11,869
Merrill Lynch	Itau Unibanco Holding SA	1 Month LIBOR BBA plus 0.60 bps	11/23/2015	61	3,789
Merrill Lynch	Jastrzebska Spolka Weglowa SA	1 Month LIBOR BBA minus 5.00 bps	4/7/2015	(128)	61,935
Merrill Lynch	Jastrzebska Spolka Weglowa SA	1 Month LIBOR BBA minus 5.00 bps	4/27/2015	(21)	8,577
Merrill Lynch	Jastrzebska Spolka Weglowa SA	1 Month LIBOR BBA minus 5.00 bps	6/8/2015	(90)	35,626
Merrill Lynch	Jastrzebska Spolka Weglowa SA	1 Month LIBOR BBA minus 5.00 bps	6/15/2015	(69)	27,121
Merrill Lynch	Jastrzebska Spolka Weglowa SA	1 Month LIBOR BBA minus 5.00 bps	6/22/2015	(95)	41,666
Merrill Lynch	Jastrzebska Spolka Weglowa SA	1 Month LIBOR BBA minus 5.00 bps	10/13/2015	(31)	2,376
Merrill Lynch	Kasikornbank PCL	1 Month LIBOR BBA plus 0.65 bps	8/24/2015	293	20,708
Merrill Lynch	Kasikornbank PCL	1 Month LIBOR BBA plus 0.65 bps	9/28/2015	428	12,695
Merrill Lynch	KGHM Polska Miedz SA	1 Month LIBOR BBA plus 0.80 bps	11/23/2015	58	774
Merrill Lynch	Kolao Holdings	1 Month LIBOR BBA minus 4.75 bps	4/27/2015	(130)	39,977
Merrill Lynch	Kolao Holdings	1 Month LIBOR BBA minus 6.25 bps	6/8/2015	(39)	14,624
Merrill Lynch	Kolao Holdings	1 Month LIBOR BBA minus 4.25 bps	6/15/2015	(53)	21,034
Merrill Lynch	Kolao Holdings	1 Month LIBOR BBA minus 3.50 bps	6/22/2015	(87)	29,098
Merrill Lynch	Kolao Holdings	1 Month LIBOR BBA minus 8.00 bps	7/20/2015	(21)	5,188
Merrill Lynch	Kolao Holdings	1 Month LIBOR BBA minus 6.00 bps	9/30/2015	(91)	18,127
Merrill Lynch	Kolao Holdings	1 Month LIBOR BBA minus 6.00 bps	10/13/2015	(9)	566
Merrill Lynch	Kolon Life Science, Inc.	1 Month LIBOR BBA minus 6.00 bps	8/24/2015	(28)	5,520
Merrill Lynch	Kolon Life Science, Inc.	1 Month LIBOR BBA minus 6.00 bps	8/25/2015	(45)	8,650
Merrill Lynch	Korea Electric Power Corp.	1 Month LIBOR BBA plus 0.65 bps	4/27/2015	521	125,809
Merrill Lynch	Korea Electric Power Corp.	1 Month LIBOR BBA plus 0.65 bps	6/15/2015	70	4,340
Merrill Lynch	Korea Electric Power Corp.	1 Month LIBOR BBA plus 0.65 bps	8/24/2015	52	7,252
Merrill Lynch	Korea Electric Power Corp.	1 Month LIBOR BBA plus 0.65 bps	10/13/2015	1	8
Merrill Lynch	Kroton Educacional SA	1 Month LIBOR BBA plus 0.60 bps	11/23/2015	57	13,197
Merrill Lynch	KT&G Corp	1 Month LIBOR BBA plus 0.65 bps	4/27/2015	410	80,602
Merrill Lynch	KT&G Corp	1 Month LIBOR BBA plus 0.65 bps	6/15/2015	72	4,615
Merrill Lynch	Li Ning Co., Ltd.	1 Month LIBOR BBA minus 0.45 bps	4/6/2015	(75)	27,428
Merrill Lynch	Li Ning Co., Ltd.	1 Month LIBOR BBA minus 2.50 bps	4/27/2015	(34)	5,088
Merrill Lynch	Li Ning Co., Ltd.	1 Month LIBOR BBA minus 1.75 bps	6/8/2015	(35)	7,854
Merrill Lynch	Li Ning Co., Ltd.	1 Month LIBOR BBA minus 1.75 bps	6/8/2015	(7)	1,520

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments October 31, 2014 (continued)

Swap Counterparty	Reference Obligation	Rate Paid/Received by the Fund	Termination Date	Notional Amount (000)*	Unrealized Appreciation
Merrill Lynch	Li Ning Co., Ltd.	1 Month LIBOR BBA minus 1.75 bps	6/15/2015	$(47)	$11,220
Merrill Lynch	Li Ning Co., Ltd.	1 Month LIBOR BBA minus 3.00 bps	6/22/2015	(7)	1,344
Merrill Lynch	Li Ning Co., Ltd.	1 Month LIBOR BBA minus 5.00 bps	7/20/2015	(51)	14,317
Merrill Lynch	Li Ning Co., Ltd.	1 Month LIBOR BBA minus 4.00 bps	8/24/2015	(106)	8,611
Merrill Lynch	Li Ning Co., Ltd.	1 Month LIBOR BBA minus 3.00 bps	9/28/2015	(39)	1,812
Merrill Lynch	Lianhua Supermarket Holdings Co., Ltd.	1 Month LIBOR BBA minus 3.50 bps	6/8/2015	(18)	1,365
Merrill Lynch	Lianhua Supermarket Holdings Co., Ltd.	1 Month LIBOR BBA minus 5.00 bps	6/15/2015	(16)	1,202
Merrill Lynch	Lianhua Supermarket Holdings Co., Ltd.	1 Month LIBOR BBA minus 3.50 bps	6/22/2015	(51)	4,396
Merrill Lynch	Liberty Holdings Ltd.	1 Month LIBOR BBA plus 0.80 bps	11/23/2015	72	4,540
Merrill Lynch	Lock&Lock Co., Ltd.	1 Month LIBOR BBA minus 5.00 bps	4/6/2015	(64)	20,139
Merrill Lynch	Lock&Lock Co., Ltd.	1 Month LIBOR BBA minus 5.00 bps	4/27/2015	(71)	19,468
Merrill Lynch	Lock&Lock Co., Ltd.	1 Month LIBOR BBA minus 7.00 bps	6/8/2015	(55)	14,800
Merrill Lynch	Lock&Lock Co., Ltd.	1 Month LIBOR BBA minus 5.00 bps	6/15/2015	(73)	14,591
Merrill Lynch	Lock&Lock Co., Ltd.	1 Month LIBOR BBA minus 5.00 bps	6/22/2015	(82)	13,025
Merrill Lynch	Maeil Dairy Industry Co., Ltd.	1 Month LIBOR BBA minus 5.00 bps	11/23/2015	(151)	11,566
Merrill Lynch	Magazine Luiza SA	1 Month LIBOR BBA plus 0.60 bps	11/23/2015	59	4,381
Merrill Lynch	Marcopolo SA	1 Month LIBOR BBA minus 2.50 bps	6/15/2015	(120)	4,309
Merrill Lynch	Marcopolo SA	1 Month LIBOR BBA minus 2.50 bps	6/22/2015	(172)	2,790
Merrill Lynch	Marcopolo SA	1 Month LIBOR BBA minus 1.30 bps	8/24/2015	(51)	1,310
Merrill Lynch	Marcopolo SA	1 Month LIBOR BBA minus 1.00 bps	10/13/2015	(12)	232
Merrill Lynch	Marfrig Global Foods S.A.	1 Month LIBOR BBA plus 0.60 bps	11/23/2015	184	186
Merrill Lynch	Mills Estruturas e Servicos de Engenharia SA	1 Month LIBOR BBA minus 3.00 bps	6/15/2015	(192)	83,499
Merrill Lynch	Mills Estruturas e Servicos de Engenharia SA	1 Month LIBOR BBA	7/20/2015	(79)	37,129
Merrill Lynch	Mills Estruturas e Servicos de Engenharia SA	1 Month LIBOR BBA minus 2.90 bps	8/24/2015	(67)	25,164
Merrill Lynch	Mills Estruturas e Servicos de Engenharia SA	1 Month LIBOR BBA minus 2.40 bps	9/28/2015	(82)	24,041
Merrill Lynch	Mills Estruturas e Servicos de Engenharia SA	1 Month LIBOR BBA minus 2.40 bps	11/23/2015	(172)	7,917
Merrill Lynch	Minera Frisco SAB de CV	1 Month LIBOR BBA minus 1.00 bps	8/24/2015	(51)	7,445
Merrill Lynch	Minera Frisco SAB de CV	1 Month LIBOR BBA minus 1.00 bps	9/28/2015	(44)	6,405
Merrill Lynch	Minera Frisco SAB de CV	1 Month LIBOR BBA minus 1.00 bps	10/13/2015	(20)	2,325
Merrill Lynch	Motech Industries Inc.	1 Month LIBOR BBA minus 8.00 bps	6/8/2015	(183)	48,284
Merrill Lynch	Motech Industries Inc.	1 Month LIBOR BBA minus 8.00 bps	7/20/2015	(5)	1,379
Merrill Lynch	Motech Industries Inc.	1 Month LIBOR BBA minus 8.00 bps	7/23/2015	(14)	3,120
Merrill Lynch	Motech Industries Inc.	1 Month LIBOR BBA minus 8.00 bps	7/24/2015	(8)	1,706
Merrill Lynch	Motech Industries Inc.	1 Month LIBOR BBA minus 8.00 bps	7/27/2015	(51)	11,431
Merrill Lynch	Motech Industries Inc.	1 Month LIBOR BBA minus 8.00 bps	9/29/2015	(47)	3,955
Merrill Lynch	Motech Industries Inc.	1 Month LIBOR BBA minus 8.00 bps	10/1/2015	(101)	8,604
Merrill Lynch	MRV Engenharia e Participacoes S.A.	1 Month LIBOR BBA plus 0.60 bps	11/23/2015	197	14,061
Merrill Lynch	MTN Group, Ltd.	1 Month LIBOR BBA plus 0.80 bps	4/7/2015	90	14,955
Merrill Lynch	MTN Group, Ltd.	1 Month LIBOR BBA plus 0.80 bps	6/8/2015	124	3,822
Merrill Lynch	MTN Group, Ltd.	1 Month LIBOR BBA plus 0.80 bps	11/23/2015	63	72
Merrill Lynch	Murray & Roberts Holdings, Ltd.	1 Month LIBOR BBA minus 1.00 bps	11/23/2015	(123)	4,625
Merrill Lynch	Nampak, Ltd.	1 Month LIBOR BBA plus 0.80 bps	11/23/2015	90	7,753
Merrill Lynch	Naspers Ltd.	1 Month LIBOR BBA plus 0.80 bps	11/23/2015	57	6,569
Merrill Lynch	Northam Platinum, Ltd.	1 Month LIBOR BBA minus 1.00 bps	11/23/2015	(122)	3,353
Merrill Lynch	Organizacion Cultiba SAB de CV	1 Month LIBOR BBA minus 1.00 bps	7/20/2015	(42)	4,423
Merrill Lynch	Organizacion Cultiba SAB de CV	1 Month LIBOR BBA minus 1.00 bps	8/24/2015	(18)	2,399
Merrill Lynch	Orion Corp/Republic of Korea	1 Month LIBOR BBA minus 1.00 bps	8/24/2015	(490)	63,172
Merrill Lynch	Orion Corp/Republic of Korea	1 Month LIBOR BBA minus 1.00 bps	9/30/2015	(322)	36,188
Merrill Lynch	PDG Realty SA Empreendimentos e Participacoes	1 Month LIBOR BBA minus 2.00 bps	4/6/2015	(127)	27,682
Merrill Lynch	PDG Realty SA Empreendimentos e Participacoes	1 Month LIBOR BBA minus 2.00 bps	4/27/2015	(15)	2,191
Merrill Lynch	PDG Realty SA Empreendimentos e Participacoes	1 Month LIBOR BBA minus 2.00 bps	6/8/2015	(44)	13,271
Merrill Lynch	PDG Realty SA Empreendimentos e Participacoes	1 Month LIBOR BBA minus 2.00 bps	6/15/2015	(35)	11,457
Merrill Lynch	PDG Realty SA Empreendimentos e Participacoes	1 Month LIBOR BBA minus 2.00 bps	6/22/2015	(59)	19,178
Merrill Lynch	PDG Realty SA Empreendimentos e Participacoes	1 Month LIBOR BBA minus 1.80 bps	8/24/2015	(63)	17,300
Merrill Lynch	PDG Realty SA Empreendimentos e Participacoes	1 Month LIBOR BBA minus 1.50 bps	9/28/2015	(55)	14,148
Merrill Lynch	PDG Realty SA Empreendimentos e Participacoes	1 Month LIBOR BBA minus 1.60 bps	10/13/2015	(4)	703
Merrill Lynch	PetroChina Co., Ltd.	1 Month LIBOR BBA plus 0.45 bps	6/15/2015	379	21,879
Merrill Lynch	PGE SA	1 Month LIBOR BBA plus 0.80 bps	11/23/2015	117	2,125
Merrill Lynch	Ping An Insurance Group Co of China Ltd.	1 Month LIBOR BBA plus 0.45 bps	7/20/2015	790	14,302
Merrill Lynch	Reliance Infrastructure Ltd.	1 Month LIBOR BBA plus 0.75 bps	11/23/2015	138	12,421
Merrill Lynch	Samsung Electro-Mechanics Co Ltd	1 Month LIBOR BBA minus 0.45 bps	4/27/2015	(117)	32,797

22	MainStay Emerging Markets Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Counterparty	Reference Obligation	Rate Paid/Received by the Fund	Termination Date	Notional Amount (000)*	Unrealized Appreciation
Merrill Lynch	Samsung Electro-Mechanics Co Ltd	1 Month LIBOR BBA minus 0.38 bps	6/22/2015	$(390)	$106,089
Merrill Lynch	Samsung Electro-Mechanics Co Ltd	1 Month LIBOR BBA minus 0.28 bps	7/20/2015	(313)	72,889
Merrill Lynch	Samsung Electro-Mechanics Co Ltd	1 Month LIBOR BBA minus 0.50 bps	8/24/2015	(83)	18,634
Merrill Lynch	Samsung Electro-Mechanics Co Ltd	1 Month LIBOR BBA minus 0.50 bps	9/30/2015	(164)	20,247
Merrill Lynch	Samsung Fine Chemicals Co., Ltd.	1 Month LIBOR BBA minus 3.00 bps	9/30/2015	(12)	3,703
Merrill Lynch	Samsung Fine Chemicals Co., Ltd.	1 Month LIBOR BBA minus 3.00 bps	10/13/2015	(69)	20,160
Merrill Lynch	Sappi Ltd.	1 Month LIBOR BBA plus 0.80 bps	11/23/2015	89	2,104
Merrill Lynch	Seegene, Inc.	1 Month LIBOR BBA minus 6.00 bps	8/24/2015	(140)	8,895
Merrill Lynch	Seegene, Inc.	1 Month LIBOR BBA minus 6.00 bps	10/13/2015	(33)	1,446
Merrill Lynch	Seoul Semiconductor Co., Ltd.	1 Month LIBOR BBA minus 5.00 bps	6/8/2015	(135)	72,361
Merrill Lynch	Seoul Semiconductor Co., Ltd.	1 Month LIBOR BBA minus 3.00 bps	6/15/2015	(56)	31,067
Merrill Lynch	Seoul Semiconductor Co., Ltd.	1 Month LIBOR BBA minus 3.00 bps	6/22/2015	(65)	35,145
Merrill Lynch	Seoul Semiconductor Co., Ltd.	1 Month LIBOR BBA minus 3.00 bps	9/30/2015	(161)	61,583
Merrill Lynch	Seoul Semiconductor Co., Ltd.	1 Month LIBOR BBA minus 3.00 bps	11/23/2015	(459)	85,773
Merrill Lynch	Shandong Weigao Group Medical Polymer Co., Ltd.	1 Month LIBOR BBA minus 0.45 bps	9/28/2015	(205)	2,967
Merrill Lynch	Shenzhou International Group Holdings, Ltd.	1 Month LIBOR BBA minus 0.40 bps	6/8/2015	(160)	7,896
Merrill Lynch	Shinsegae International Co., Ltd.	1 Month LIBOR BBA minus 4.50 bps	11/23/2015	(186)	3,096
Merrill Lynch	Sinopec Engineering Group Co., Ltd.	1 Month LIBOR BBA minus 0.45 bps	8/24/2015	(110)	13,913
Merrill Lynch	Sinopec Kantons Holdings Ltd.	1 Month LIBOR BBA minus 3.50 bps	4/27/2015	(71)	12,908
Merrill Lynch	Sinopec Kantons Holdings Ltd.	1 Month LIBOR BBA minus 3.50 bps	6/8/2015	(73)	3,507
Merrill Lynch	Sinopec Kantons Holdings Ltd.	1 Month LIBOR BBA minus 3.50 bps	6/15/2015	(58)	4,464
Merrill Lynch	Sinopec Kantons Holdings Ltd.	1 Month LIBOR BBA minus 3.50 bps	6/22/2015	(72)	2,094
Merrill Lynch	SK C&C Co., Ltd.	1 Month LIBOR BBA plus 0.65 bps	9/30/2015	557	14,357
Merrill Lynch	SK C&C Co., Ltd.	1 Month LIBOR BBA plus 0.65 bps	10/13/2015	1	44
Merrill Lynch	SK Chemicals Co., Ltd.	1 Month LIBOR BBA minus 2.00 bps	9/30/2015	(374)	60,688
Merrill Lynch	SK Hynix, Inc.	1 Month LIBOR BBA plus 0.65 bps	2/17/2015	29	7,961
Merrill Lynch	SK Hynix, Inc.	1 Month LIBOR BBA plus 0.65 bps	4/6/2015	384	80,319
Merrill Lynch	SK Hynix, Inc.	1 Month LIBOR BBA plus 0.65 bps	6/15/2015	89	7,702
Merrill Lynch	SK Hynix, Inc.	1 Month LIBOR BBA plus 0.65 bps	6/22/2015	330	28,317
Merrill Lynch	SK Hynix, Inc.	1 Month LIBOR BBA plus 0.65 bps	10/13/2015	1	2
Merrill Lynch	SK Hynix, Inc.	1 Month LIBOR BBA plus 0.65 bps	11/23/2015	158	4,495
Merrill Lynch	SM Entertainment Co.	1 Month LIBOR BBA minus 6.00 bps	8/24/2015	(195)	44,612
Merrill Lynch	SM Entertainment Co.	1 Month LIBOR BBA minus 6.00 bps	9/30/2015	(94)	29,080
Merrill Lynch	SM Entertainment Co.	1 Month LIBOR BBA minus 6.00 bps	11/23/2015	(77)	6,687
Merrill Lynch	St. Shine Optical Co., Ltd.	1 Month LIBOR BBA minus 4.00 bps	6/8/2015	(188)	47,262
Merrill Lynch	St. Shine Optical Co., Ltd.	1 Month LIBOR BBA minus 4.00 bps	6/15/2015	(70)	17,415
Merrill Lynch	Sung Kwang Bend Co., Ltd.	1 Month LIBOR BBA minus 5.00 bps	8/24/2015	(120)	33,460
Merrill Lynch	Sung Kwang Bend Co., Ltd.	1 Month LIBOR BBA minus 5.00 bps	8/25/2015	(26)	7,382
Merrill Lynch	Taiwan Semiconductor Manufacturing Co., Ltd.	1 Month LIBOR BBA plus 0.65 bps	4/6/2015	122	19,282
Merrill Lynch	Taiwan Semiconductor Manufacturing Co., Ltd.	1 Month LIBOR BBA plus 0.65 bps	4/27/2015	19	2,612
Merrill Lynch	Taiwan Semiconductor Manufacturing Co., Ltd.	1 Month LIBOR BBA plus 0.65 bps	6/15/2015	305	20,746
Merrill Lynch	Taiwan Semiconductor Manufacturing Co., Ltd.	1 Month LIBOR BBA plus 0.65 bps	8/24/2015	83	2,636
Merrill Lynch	Taiwan Semiconductor Manufacturing Co., Ltd.	1 Month LIBOR BBA plus 0.65 bps	9/29/2015	21	463
Merrill Lynch	Taiwan Semiconductor Manufacturing Co., Ltd.	1 Month LIBOR BBA plus 0.65 bps	11/23/2015	1,010	40,998
Merrill Lynch	Tegma Gestao Logistica	1 Month LIBOR BBA minus 2.80 bps	6/8/2015	(15)	2,164
Merrill Lynch	Tegma Gestao Logistica	1 Month LIBOR BBA minus 2.80 bps	6/15/2015	(68)	8,205
Merrill Lynch	Tegma Gestao Logistica	1 Month LIBOR BBA minus 2.80 bps	6/22/2015	(60)	7,148
Merrill Lynch	Telefonica Brasil S.A.	1 Month LIBOR BBA plus 0.60 bps	11/23/2015	947	63,877
Merrill Lynch	Tencent Holdings Ltd.	1 Month LIBOR BBA plus 0.45 bps	7/3/2015	584	149,309
Merrill Lynch	Tencent Holdings Ltd.	1 Month LIBOR BBA plus 0.45 bps	11/23/2015	128	8,834
Merrill Lynch	Texhong Textile Group Ltd.	1 Month LIBOR BBA minus 4.25 bps	6/22/2015	(115)	2,921
Merrill Lynch	Texhong Textile Group Ltd.	1 Month LIBOR BBA minus 5.00 bps	7/20/2015	(115)	11,052
Merrill Lynch	Ton Yi Industrial Corp.	1 Month LIBOR BBA minus 6.75 bps	10/12/2015	(112)	21,401
Merrill Lynch	Tong Ren Tang Technologies Co., Ltd.	1 Month LIBOR BBA minus 2.00 bps	4/27/2015	(118)	15,727
Merrill Lynch	Tong Ren Tang Technologies Co., Ltd.	1 Month LIBOR BBA minus 2.00 bps	6/15/2015	(138)	3,942
Merrill Lynch	Toray Chemical Korea, Inc.	1 Month LIBOR BBA minus 4.50 bps	7/20/2015	(27)	1,103
Merrill Lynch	Toray Chemical Korea, Inc.	1 Month LIBOR BBA minus 5.50 bps	7/20/2015	(23)	1,411
Merrill Lynch	Toray Chemical Korea, Inc.	1 Month LIBOR BBA minus 4.50 bps	11/23/2015	(108)	2,443
Merrill Lynch	TPK Holding Co., Ltd.	1 Month LIBOR BBA minus 8.50 bps	10/12/2015	(410)	27,417
Merrill Lynch	Turkiye Sise ve Cam Fabrikalari AS	1 Month LIBOR BBA plus 0.80 bps	11/23/2015	57	9,399
Merrill Lynch	Unimicron Technology Corp.	1 Month LIBOR BBA minus 2.00 bps	9/29/2015	(281)	18,222

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments October 31, 2014 (continued)

Swap Counterparty	Reference Obligation	Rate Paid/Received by the Fund	Termination Date	Notional Amount (000)*	Unrealized Appreciation
Merrill Lynch	Uralkali OJSC	1 Month LIBOR BBA plus 0.80 bps	11/23/2015	$87	$4,769
Merrill Lynch	Usinas Siderurgicas de Minas Gerais S.A.	1 Month LIBOR BBA minus 1.60 bps	10/13/2015	(343)	111,347
Merrill Lynch	Usinas Siderurgicas de Minas Gerais S.A.	1 Month LIBOR BBA minus 1.70 bps	11/23/2015	(445)	5,238
Merrill Lynch	Via Varejo S.A.	1 Month LIBOR BBA plus 0.60 bps	11/23/2015	150	12,434
Merrill Lynch	Wal-Mart de Mexico S.A.B. de C.V.	1 Month LIBOR BBA plus 0.60 bps	11/23/2015	103	95
Merrill Lynch	WeMade Entertainment Co., Ltd.	1 Month LIBOR BBA minus 17.00 bps	6/8/2015	(154)	32,076
Merrill Lynch	WeMade Entertainment Co., Ltd.	1 Month LIBOR BBA minus 8.00 bps	6/15/2015	(34)	4,576
Merrill Lynch	WeMade Entertainment Co., Ltd.	1 Month LIBOR BBA minus 15.00 bps	6/22/2015	(103)	11,823
Merrill Lynch	WeMade Entertainment Co., Ltd.	1 Month LIBOR BBA minus 15.00 bps	7/20/2015	(43)	1,356
Merrill Lynch	Wumart Stores, Inc.	1 Month LIBOR BBA minus 2.50 bps	9/28/2015	(32)	3,760
Merrill Lynch	Wumart Stores, Inc.	1 Month LIBOR BBA minus 2.50 bps	10/12/2015	(41)	4,822
Merrill Lynch	XL Axiata Tbk PT	1 Month LIBOR BBA minus 4.00 bps	8/24/2015	(15)	405
Merrill Lynch	YG Entertainment Inc.	1 Month LIBOR BBA minus 9.75 bps	6/8/2015	(78)	7,540
Merrill Lynch	YG Entertainment Inc.	1 Month LIBOR BBA minus 7.25 bps	6/15/2015	(58)	6,213
Merrill Lynch	YG Entertainment Inc.	1 Month LIBOR BBA minus 6.00 bps	6/22/2015	(81)	752
Merrill Lynch	YG Entertainment Inc.	1 Month LIBOR BBA minus 8.00 bps	11/23/2015	(66)	4,293
Merrill Lynch	Yip’s Chemical Holdings Ltd.	1 Month LIBOR BBA minus 5.00 bps	10/12/2015	(25)	2,294
Merrill Lynch	Zhaojin Mining Industry Co., Ltd.	1 Month LIBOR BBA minus 3.50 bps	10/12/2015	(58)	7,145
Merrill Lynch	Zhaojin Mining Industry Co., Ltd.	1 Month LIBOR BBA minus 3.50 bps	11/23/2015	(98)	3,069

				$(9,058)	$7,351,398

Swap Counterparty	Reference Obligation	Rate Paid/Received by the Fund	Termination Date	Notional Amount (000)*	Unrealized Depreciation
Merrill Lynch	Advantech Co., Ltd.	1 Month LIBOR BBA minus 2.50 bps	11/23/2015	$(706)	$(43,280)
Merrill Lynch	Arezzo Industria e Comercio SA	1 Month LIBOR BBA minus 8.00 bps	4/27/2015	(42)	(2,101)
Merrill Lynch	AU Optronics Corp.	1 Month LIBOR BBA plus 0.65 bps	9/29/2015	709	(10,460)
Merrill Lynch	AviChina Industry & Technology Co., Ltd.	1 Month LIBOR BBA minus 1.00 bps	7/20/2015	(20)	(7,617)
Merrill Lynch	AviChina Industry & Technology Co., Ltd.	1 Month LIBOR BBA minus 1.00 bps	9/28/2015	(75)	(19,474)
Merrill Lynch	Banco Bradesco SA	1 Month LIBOR BBA plus 0.60 bps	6/8/2015	781	(35,510)
Merrill Lynch	Banco Bradesco SA	1 Month LIBOR BBA plus 0.60 bps	10/13/2015	18	(1,839)
Merrill Lynch	Bank of China Ltd.	1 Month LIBOR BBA plus 0.45 bps	7/20/2015	71	(472)
Merrill Lynch	Banregio Grupo Financiero SAB de CV	1 Month LIBOR BBA minus 1.00 bps	11/23/2015	(98)	(1,060)
Merrill Lynch	Beijing Jingneng Clean Energy Co., Ltd.	1 Month LIBOR BBA minus 6.00 bps	6/8/2015	(72)	(4,731)
Merrill Lynch	Beijing Jingneng Clean Energy Co., Ltd.	1 Month LIBOR BBA minus 6.00 bps	6/15/2015	(59)	(3,591)
Merrill Lynch	Beijing Jingneng Clean Energy Co., Ltd.	1 Month LIBOR BBA minus 6.00 bps	11/23/2015	(308)	(16,296)
Merrill Lynch	Career Technology MFG. Co., Ltd.	1 Month LIBOR BBA plus 0.65 bps	10/12/2015	338	(51,161)
Merrill Lynch	Catcher Technology Co., Ltd.	1 Month LIBOR BBA plus 0.65 bps	6/15/2015	271	(10,010)
Merrill Lynch	Catcher Technology Co., Ltd.	1 Month LIBOR BBA plus 0.65 bps	8/24/2015	151	(16,918)
Merrill Lynch	Celltrion, Inc.	1 Month LIBOR BBA plus 0.65 bps	9/30/2015	620	(27,981)
Merrill Lynch	Celltrion, Inc.	1 Month LIBOR BBA plus 0.65 bps	10/13/2015	1	(10)
Merrill Lynch	China Construction Bank Corp.	1 Month LIBOR BBA plus 0.45 bps	8/24/2015	82	(309)
Merrill Lynch	China Construction Bank Corp.	1 Month LIBOR BBA plus 0.45 bps	9/28/2015	48	(935)
Merrill Lynch	China Foods, Ltd.	1 Month HIBOR BBA minus 0.45 bps	4/6/2015	(44)	(1,659)
Merrill Lynch	China Foods, Ltd.	1 Month HIBOR BBA minus 0.45 bps	4/7/2015	(31)	(504)
Merrill Lynch	China Foods, Ltd.	1 Month LIBOR BBA minus 3.50 bps	4/27/2015	(40)	(4,610)
Merrill Lynch	China Foods, Ltd.	1 Month LIBOR BBA minus 3.50 bps	11/23/2015	(54)	(231)
Merrill Lynch	China Petroleum & Chemical Corp.	1 Month LIBOR BBA plus 0.45 bps	6/22/2015	145	(8,115)
Merrill Lynch	China Petroleum & Chemical Corp.	1 Month LIBOR BBA plus 0.45 bps	8/24/2015	252	(31,551)
Merrill Lynch	China Petroleum & Chemical Corp.	1 Month LIBOR BBA plus 0.45 bps	9/28/2015	21	(3,215)
Merrill Lynch	China Resources Power Holdings Co., Ltd.	1 Month LIBOR BBA plus 0.50 bps	9/28/2015	61	(3,003)
Merrill Lynch	China Suntien Green Energy Corp Ltd.	1 Month LIBOR BBA minus 3.00 bps	11/23/2015	(151)	(5,463)
Merrill Lynch	Chinasoft International, Ltd.	1 Month LIBOR BBA minus 6.00 bps	6/22/2015	(19)	(2,476)
Merrill Lynch	Chroma ATE, Inc.	1 Month LIBOR BBA minus 3.25 bps	6/15/2015	(238)	(8,363)
Merrill Lynch	CJ CGV Co., Ltd.	1 Month LIBOR BBA minus 3.75 bps	6/8/2015	(176)	(10,943)
Merrill Lynch	CJ CGV Co., Ltd.	1 Month LIBOR BBA minus 1.25 bps	6/15/2015	(30)	(3,269)
Merrill Lynch	CJ CGV Co., Ltd.	1 Month LIBOR BBA minus 1.75 bps	6/22/2015	(110)	(15,164)
Merrill Lynch	CJ CheilJedang Corp.	1 Month LIBOR BBA plus 0.65 bps	9/30/2015	133	(3,236)
Merrill Lynch	CJ CheilJedang Corp.	1 Month LIBOR BBA plus 0.65 bps	10/13/2015	1	(15)
Merrill Lynch	CJ CheilJedang Corp.	1 Month LIBOR BBA plus 0.65 bps	11/23/2015	73	(2,451)

24	MainStay Emerging Markets Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Counterparty	Reference Obligation	Rate Paid/Received by the Fund	Termination Date	Notional Amount (000)*	Unrealized Depreciation
Merrill Lynch	CNOOC, Ltd.	1 Month LIBOR BBA plus 0.45 bps	6/8/2015	$90	$(11,339)
Merrill Lynch	CNOOC, Ltd.	1 Month LIBOR BBA plus 0.45 bps	6/15/2015	398	(36,738)
Merrill Lynch	CNOOC, Ltd.	1 Month LIBOR BBA plus 0.45 bps	6/22/2015	106	(9,016)
Merrill Lynch	CNOOC, Ltd.	1 Month LIBOR BBA plus 0.45 bps	8/24/2015	598	(17,357)
Merrill Lynch	Coca-Cola Icecek AS	1 Month LIBOR BBA minus 6.00 bps	11/23/2015	(188)	(9,049)
Merrill Lynch	CPFL Energia SA	1 Month LIBOR BBA minus 1.00 bps	11/23/2015	(504)	(7,265)
Merrill Lynch	Daphne International Holdings Ltd.	1 Month LIBOR BBA minus 5.00 bps	4/27/2015	(21)	(5,263)
Merrill Lynch	Daphne International Holdings Ltd.	1 Month LIBOR BBA minus 5.00 bps	6/22/2015	(60)	(17,353)
Merrill Lynch	Daphne International Holdings Ltd.	1 Month LIBOR BBA minus 5.00 bps	6/23/2015	(16)	(4,756)
Merrill Lynch	Daphne International Holdings Ltd.	1 Month LIBOR BBA minus 3.50 bps	8/24/2015	(99)	(26,877)
Merrill Lynch	Daphne International Holdings Ltd.	1 Month LIBOR BBA minus 3.50 bps	8/25/2015	(1)	(211)
Merrill Lynch	Daum Kakao Corp.	1 Month LIBOR BBA minus 4.00 bps	6/8/2015	(40)	(35,943)
Merrill Lynch	Daum Kakao Corp.	1 Month LIBOR BBA minus 1.75 bps	6/22/2015	(122)	(116,679)
Merrill Lynch	D-Link Corp.	1 Month LIBOR BBA minus 5.00 bps	8/24/2015	(131)	(2,454)
Merrill Lynch	Eclat Textile Co., Ltd.	1 Month LIBOR BBA minus 3.00 bps	6/22/2015	(180)	(4,928)
Merrill Lynch	Eclat Textile Co., Ltd.	1 Month LIBOR BBA minus 3.50 bps	9/29/2015	(166)	(19,236)
Merrill Lynch	Estacio Participacoes SA	1 Month LIBOR BBA plus 0.60 bps	9/28/2015	607	(50,550)
Merrill Lynch	Estacio Participacoes SA	1 Month LIBOR BBA plus 0.60 bps	10/13/2015	32	(630)
Merrill Lynch	First Tractor Co., Ltd.	1 Month LIBOR BBA minus 2.50 bps	6/15/2015	(27)	(2,800)
Merrill Lynch	First Tractor Co., Ltd.	1 Month LIBOR BBA minus 2.50 bps	6/22/2015	(62)	(5,730)
Merrill Lynch	GCL-Poly Energy Holdings, Ltd.	1 Month LIBOR BBA plus 0.45 bps	4/27/2015	456	(2,114)
Merrill Lynch	GCL-Poly Energy Holdings, Ltd.	1 Month LIBOR BBA plus 0.45 bps	10/12/2015	1	(50)
Merrill Lynch	GCL-Poly Energy Holdings, Ltd.	1 Month LIBOR BBA plus 0.45 bps	11/23/2015	148	(3,843)
Merrill Lynch	Gol Linhas Aereas Inteligentes SA	1 Month LIBOR BBA minus 4.60 bps	11/23/2015	(282)	(33,179)
Merrill Lynch	Grand Korea Leisure Co., Ltd.	1 Month LIBOR BBA minus 4.00 bps	11/23/2015	(336)	(8,209)
Merrill Lynch	Greatview Aseptic Packaging Co., Ltd.	1 Month LIBOR BBA minus 3.00 bps	6/8/2015	(84)	(6,673)
Merrill Lynch	Grupo Aeroportuario del Pacifico SAB de CV	1 Month LIBOR BBA plus 0.60 bps	11/23/2015	177	(2,888)
Merrill Lynch	Grupo Mexico SAB de CV	1 Month LIBOR BBA plus 0.60 bps	9/28/2015	917	(43,662)
Merrill Lynch	Grupo Mexico SAB de CV	1 Month LIBOR BBA plus 0.60 bps	10/13/2015	31	(668)
Merrill Lynch	Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd.	1 Month LIBOR BBA minus 3.50 bps	6/8/2015	(124)	(26,542)
Merrill Lynch	Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd.	1 Month LIBOR BBA minus 0.45 bps	6/15/2015	(57)	(11,157)
Merrill Lynch	Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd.	1 Month LIBOR BBA minus 3.50 bps	6/22/2015	(63)	(12,542)
Merrill Lynch	Guangzhou Shipyard International Co., Ltd.Class H	1 Month LIBOR BBA minus 5.00 bps	4/27/2015	(26)	(1,199)
Merrill Lynch	Haier Electronics Group Co., Ltd.	1 Month LIBOR BBA minus 0.45 bps	6/22/2015	(321)	(45,909)
Merrill Lynch	Hana Financial Group, Inc.	1 Month LIBOR BBA plus 0.65 bps	10/13/2015	386	(60,478)
Merrill Lynch	Hana Tour Service, Inc.	1 Month LIBOR BBA minus 7.00 bps	6/8/2015	(1)	(9)
Merrill Lynch	Hana Tour Service, Inc.	1 Month LIBOR BBA minus 5.00 bps	6/15/2015	(61)	(1,889)
Merrill Lynch	Hana Tour Service, Inc.	1 Month LIBOR BBA minus 5.00 bps	6/22/2015	(60)	(1,012)
Merrill Lynch	Hollysys Automation Technologies Ltd	1 Month LIBOR BBA minus 0.40 bps	11/23/2015	(409)	(22,305)
Merrill Lynch	Huaneng Renewables Corp., Ltd.	1 Month LIBOR BBA minus 1.00 bps	11/23/2015	(373)	(32,042)
Merrill Lynch	Hunan Nonferrous Metal Corp Ltd.	1 Month LIBOR BBA minus 3.00 bps	6/8/2015	(82)	(10,386)
Merrill Lynch	Hunan Nonferrous Metal Corp Ltd.	1 Month LIBOR BBA minus 0.45 bps	6/15/2015	(43)	(4,085)
Merrill Lynch	Hyundai Engineering & Construction Co., Ltd.	1 Month LIBOR BBA plus 0.65 bps	9/30/2015	693	(190,888)
Merrill Lynch	Hyundai Engineering & Construction Co., Ltd.	1 Month LIBOR BBA plus 0.65 bps	10/13/2015	1	(47)
Merrill Lynch	Industrial & Commercial Bank of China Ltd.	1 Month LIBOR BBA plus 0.45 bps	8/24/2015	80	(1,086)
Merrill Lynch	Industrial & Commercial Bank of China Ltd.	1 Month LIBOR BBA plus 0.45 bps	9/28/2015	49	(1,039)
Merrill Lynch	Innolux Corp.	1 Month LIBOR BBA plus 0.65 bps	9/29/2015	714	(64,441)
Merrill Lynch	Iochpe-Maxion S.A.	1 Month LIBOR BBA minus 1.50 bps	11/23/2015	(113)	(2,896)
Merrill Lynch	Intime Retail Group Co., Ltd.	1 Month LIBOR BBA minus 0.45 bps	6/23/2015	(3)	(2,722)
Merrill Lynch	Itau Unibanco Holding SA	1 Month LIBOR BBA plus 0.60 bps	6/8/2015	849	(25,487)
Merrill Lynch	Itau Unibanco Holding SA	1 Month LIBOR BBA plus 0.60 bps	6/15/2015	340	(9,852)
Merrill Lynch	Itau Unibanco Holding SA	1 Month LIBOR BBA plus 0.60 bps	9/28/2015	104	(11,646)
Merrill Lynch	Itau Unibanco Holding SA	1 Month LIBOR BBA plus 0.60 bps	10/13/2015	18	(1,507)
Merrill Lynch	Jastrzebska Spolka Weglowa SA	1 Month LIBOR BBA minus 5.00 bps	11/23/2015	(88)	(387)
Merrill Lynch	Johnson Health Tech Co., Ltd.	1 Month LIBOR BBA plus 0.65 bps	8/24/2015	138	(365)
Merrill Lynch	Johnson Health Tech Co., Ltd.	1 Month LIBOR BBA plus 0.65 bps	8/25/2015	38	(1,157)
Merrill Lynch	Johnson Health Tech Co., Ltd.	1 Month LIBOR BBA plus 0.65 bps	9/29/2015	86	(4,411)
Merrill Lynch	JSL SA	1 Month LIBOR BBA minus 10.75 bps	9/28/2015	(64)	(1,952)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments October 31, 2014 (continued)

Swap Counterparty	Reference Obligation	Rate Paid/Received by the Fund	Termination Date	Notional Amount (000)*	Unrealized Depreciation
Merrill Lynch	JSL SA	1 Month LIBOR BBA minus 10.10 bps	11/23/2015	$(53)	$(1,391)
Merrill Lynch	JUMBO SA	1 Month LIBOR BBA plus 0.80 bps	11/23/2015	91	(4,771)
Merrill Lynch	Kasikornbank PCL	1 Month LIBOR BBA plus 0.65 bps	11/23/2015	139	(222)
Merrill Lynch	KB Financial Group, Inc.	1 Month LIBOR BBA plus 0.65 bps	10/13/2015	792	(15,751)
Merrill Lynch	Kia Motors Corp.	1 Month LIBOR BBA plus 0.65 bps	6/8/2015	439	(49,261)
Merrill Lynch	Kia Motors Corp.	1 Month LIBOR BBA plus 0.65 bps	6/15/2015	80	(13,372)
Merrill Lynch	Kia Motors Corp.	1 Month LIBOR BBA plus 0.65 bps	10/13/2015	1	(22)
Merrill Lynch	King Slide Works Co., Ltd.	1 Month LIBOR BBA minus 6.25 bps	10/12/2015	(154)	(16,654)
Merrill Lynch	King Slide Works Co., Ltd.	1 Month LIBOR BBA minus 4.50 bps	11/23/2015	(367)	(13,245)
Merrill Lynch	KONA I Co., Ltd.	1 Month LIBOR BBA minus 5.00 bps	8/24/2015	(128)	(19,638)
Merrill Lynch	KONA I Co., Ltd.	1 Month LIBOR BBA minus 5.00 bps	8/25/2015	(104)	(14,111)
Merrill Lynch	KONA I Co., Ltd.	1 Month LIBOR BBA minus 5.00 bps	9/30/2015	(17)	(3,308)
Merrill Lynch	KONA I Co., Ltd.	1 Month LIBOR BBA minus 6.00 bps	11/23/2015	(31)	(2,845)
Merrill Lynch	Korea Aerospace Industries, Ltd.	1 Month LIBOR BBA minus 2.50 bps	7/20/2015	(184)	(58,203)
Merrill Lynch	KT&G Corp	1 Month LIBOR BBA plus 0.65 bps	8/24/2015	39	(1,875)
Merrill Lynch	KT&G Corp	1 Month LIBOR BBA plus 0.65 bps	9/30/2015	37	(2,537)
Merrill Lynch	KT&G Corp	1 Month LIBOR BBA plus 0.65 bps	10/13/2015	1	(5)
Merrill Lynch	LG Display Co., Ltd.	1 Month LIBOR BBA plus 0.65 bps	9/30/2015	253	(39,108)
Merrill Lynch	LG Display Co., Ltd.	1 Month LIBOR BBA plus 0.65 bps	10/13/2015	1	(42)
Merrill Lynch	LG Display Co., Ltd.	1 Month LIBOR BBA plus 0.65 bps	11/23/2015	282	(7,566)
Merrill Lynch	LG Life Sciences, Ltd.	1 Month LIBOR BBA minus 5.00 bps	8/24/2015	(27)	(3,574)
Merrill Lynch	Li Ning Co., Ltd.	1 Month LIBOR BBA minus 3.00 bps	11/23/2015	(85)	(200)
Merrill Lynch	Linx SA	1 Month LIBOR BBA minus 5.00 bps	6/22/2015	(104)	(2,575)
Merrill Lynch	Linx SA	1 Month LIBOR BBA minus 4.50 bps	11/23/2015	(68)	(2,514)
Merrill Lynch	LPP SA	1 Month LIBOR BBA minus 6.00 bps	11/23/2015	(444)	(9,887)
Merrill Lynch	Marcopolo SA	1 Month LIBOR BBA minus 2.10 bps	11/23/2015	(264)	(7,056)
Merrill Lynch	Merry Electronics Co., Ltd.	1 Month LIBOR BBA minus 5.50 bps	11/23/2015	(722)	(34,621)
Merrill Lynch	MMC Norilsk Nickel OJSC	1 Month LIBOR BBA plus 0.80 bps	6/8/2015	247	(7,778)
Merrill Lynch	Motech Industries Inc.	1 Month LIBOR BBA minus 8.00 bps	11/23/2015	(71)	(1,558)
Merrill Lynch	MTN Group, Ltd.	1 Month LIBOR BBA plus 0.80 bps	9/28/2015	1	(11)
Merrill Lynch	NHN Entertainment Corp.	1 Month LIBOR BBA minus 3.50 bps	11/23/2015	(88)	(9,583)
Merrill Lynch	OHL Mexico SAB de CV	1 Month LIBOR BBA plus 0.60 bps	11/23/2015	72	(78)
Merrill Lynch	PDG Realty SA Empreendimentos e Participacoes	1 Month LIBOR BBA minus 1.30 bps	11/23/2015	(286)	(35,830)
Merrill Lynch	PetroChina Co., Ltd.	1 Month LIBOR BBA plus 0.45 bps	8/24/2015	56	(5,721)
Merrill Lynch	PetroChina Co., Ltd.	1 Month LIBOR BBA plus 0.45 bps	9/28/2015	29	(4,190)
Merrill Lynch	Petroleo Brasileiro SA	1 Month LIBOR BBA plus 0.60 bps	6/8/2015	367	(90,788)
Merrill Lynch	Petroleo Brasileiro SA	1 Month LIBOR BBA plus 0.60 bps	10/13/2015	37	(12,060)
Merrill Lynch	Petroleo Brasileiro SA	1 Month LIBOR BBA plus 0.60 bps	6/8/2015	450	(134,196)
Merrill Lynch	Petroleo Brasileiro SA	1 Month LIBOR BBA plus 0.60 bps	6/22/2015	304	(68,403)
Merrill Lynch	Petroleo Brasileiro SA	1 Month LIBOR BBA plus 0.60 bps	9/28/2015	44	(17,169)
Merrill Lynch	Petroleo Brasileiro SA	1 Month LIBOR BBA plus 0.60 bps	10/13/2015	23	(7,789)
Merrill Lynch	Petroleo Brasileiro SA	1 Month LIBOR BBA plus 0.60 bps	11/23/2015	122	(11,014)
Merrill Lynch	Ping An Insurance Group Co of China Ltd.	1 Month LIBOR BBA plus 0.45 bps	8/24/2015	79	(961)
Merrill Lynch	Reliance Infrastructure Ltd.	1 Month LIBOR BBA plus 0.75 bps	9/28/2015	594	(53,069)
Merrill Lynch	Reliance Infrastructure Ltd.	1 Month LIBOR BBA plus 0.75 bps	10/12/2015	1	(14)
Merrill Lynch	Samsung Electronics Co., Ltd.	1 Month LIBOR BBA plus 0.65 bps	6/8/2015	582	(66,385)
Merrill Lynch	Samsung Electronics Co., Ltd.	1 Month LIBOR BBA plus 0.65 bps	6/15/2015	324	(50,139)
Merrill Lynch	Samsung Electronics Co., Ltd.	1 Month LIBOR BBA plus 0.65 bps	6/22/2015	4,755	(855,730)
Merrill Lynch	Samsung SDI Co., Ltd.	1 Month LIBOR BBA minus 4.00 bps	11/23/2015	(686)	(73,949)
Merrill Lynch	Sasol Ltd.	1 Month LIBOR BBA plus 0.80 bps	4/7/2015	137	(9,713)
Merrill Lynch	Sasol Ltd.	1 Month LIBOR BBA plus 0.80 bps	6/8/2015	180	(27,016)
Merrill Lynch	Sasol Ltd.	1 Month LIBOR BBA plus 0.80 bps	7/20/2015	731	(136,734)
Merrill Lynch	Sasol Ltd.	1 Month LIBOR BBA plus 0.80 bps	9/28/2015	1	(20)
Merrill Lynch	Shandong Weigao Group Medical Polymer Co., Ltd.	1 Month LIBOR BBA minus 0.45 bps	7/20/2015	(315)	(31,418)
Merrill Lynch	Shenzhou International Group Holdings, Ltd.	1 Month LIBOR BBA minus 1.50 bps	6/22/2015	(254)	(3,682)
Merrill Lynch	Shenzhou International Group Holdings, Ltd.	1 Month LIBOR BBA minus 0.45 bps	6/22/2015	(20)	1,051
Merrill Lynch	Shenzhou International Group Holdings, Ltd.	1 Month LIBOR BBA minus 1.50 bps	7/20/2015	(99)	(1,043)
Merrill Lynch	Shenzhou International Group Holdings, Ltd.	1 Month LIBOR BBA minus 0.75 bps	8/24/2015	(122)	(5,977)
Merrill Lynch	Shenzhou International Group Holdings, Ltd.	1 Month LIBOR BBA minus 0.45 bps	9/28/2015	(112)	(12,319)
Merrill Lynch	Shinsegae International Co., Ltd.	1 Month LIBOR BBA minus 4.50 bps	8/24/2015	(86)	(31,615)
Merrill Lynch	Sinopec Kantons Holdings Ltd.	1 Month LIBOR BBA minus 3.50 bps	8/24/2015	(88)	(12,896)

26	MainStay Emerging Markets Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Counterparty	Reference Obligation	Rate Paid/Received by the Fund	Termination Date	Notional Amount (000)*	Unrealized Depreciation
Merrill Lynch	Sinopec Kantons Holdings Ltd.	1 Month LIBOR BBA minus 3.50 bps	8/25/2015	$(1)	$(206)
Merrill Lynch	Sinopec Kantons Holdings Ltd.	1 Month LIBOR BBA minus 3.50 bps	10/12/2015	(13)	(423)
Merrill Lynch	SK Chemicals Co., Ltd.	1 Month LIBOR BBA minus 2.00 bps	11/23/2015	(344)	(30,658)
Merrill Lynch	SK Hynix, Inc.	1 Month LIBOR BBA plus 0.65 bps	8/24/2015	88	(4,010)
Merrill Lynch	Sun International Ltd./South Africa	1 Month LIBOR BBA minus 1.00 bps	11/23/2015	(85)	(762)
Merrill Lynch	Taishin Financial Holding Co., Ltd.	1 Month LIBOR BBA plus 0.65 bps	10/12/2015	299	(18,352)
Merrill Lynch	Tatneft OAO	1 Month LIBOR BBA plus 0.80 bps	6/8/2015	386	(5,042)
Merrill Lynch	Tauron Polska Energia SA	1 Month LIBOR BBA plus 0.80 bps	11/23/2015	61	(361)
Merrill Lynch	Tencent Holdings Ltd.	1 Month LIBOR BBA plus 0.45 bps	7/3/2015	123	(3,234)
Merrill Lynch	Tencent Holdings Ltd.	1 Month LIBOR BBA plus 0.45 bps	8/24/2015	143	(1,568)
Merrill Lynch	Tencent Holdings Ltd.	1 Month LIBOR BBA plus 0.45 bps	9/28/2015	33	(1,465)
Merrill Lynch	Tractebel Energia S.A.	1 Month LIBOR BBA minus 0.80 bps	11/23/2015	(241)	(3,347)
Merrill Lynch	Uni-President China Holdings, Ltd.	1 Month LIBOR BBA minus 1.50 bps	4/27/2015	(127)	(17,203)
Merrill Lynch	Uni-President China Holdings, Ltd.	1 Month LIBOR BBA minus 2.50 bps	6/22/2015	(229)	(32,311)
Merrill Lynch	Uni-President China Holdings, Ltd.	1 Month LIBOR BBA minus 2.50 bps	8/3/2015	(52)	(29,572)
Merrill Lynch	Uni-President China Holdings, Ltd.	1 Month LIBOR BBA minus 2.50 bps	8/24/2015	(152)	(21,203)
Merrill Lynch	Uni-President China Holdings, Ltd.	1 Month LIBOR BBA minus 2.50 bps	9/28/2015	(89)	(1,629)
Merrill Lynch	Vale S.A.	1 Month LIBOR BBA plus 0.60 bps	4/27/2015	15	(3,898)
Merrill Lynch	Vale S.A.	1 Month LIBOR BBA plus 0.60 bps	6/8/2015	230	(60,489)
Merrill Lynch	Vale S.A.	1 Month LIBOR BBA plus 0.60 bps	9/28/2015	42	(10,898)
Merrill Lynch	Vale S.A.	1 Month LIBOR BBA plus 0.60 bps	10/13/2015	38	(6,941)
Merrill Lynch	Wisdom Holdings Group	1 Month LIBOR BBA minus 4.00 bps	8/24/2015	(98)	(42,986)
Merrill Lynch	Wisdom Holdings Group	1 Month LIBOR BBA minus 4.00 bps	8/25/2015	(2)	(672)
Merrill Lynch	Wisdom Holdings Group	1 Month LIBOR BBA minus 4.00 bps	9/28/2015	(131)	(42,367)
Merrill Lynch	Wisdom Holdings Group	1 Month LIBOR BBA minus 4.00 bps	10/12/2015	(101)	(23,467)
Merrill Lynch	Xinchen China Power Holdings, Ltd.	1 Month LIBOR BBA minus 8.00 bps	6/15/2015	(20)	(1,379)
Merrill Lynch	Xinchen China Power Holdings, Ltd.	1 Month LIBOR BBA minus 8.00 bps	6/22/2015	(11)	(433)
Merrill Lynch	Xinchen China Power Holdings, Ltd.	1 Month LIBOR BBA minus 8.00 bps	6/23/2015	(12)	(113)
Merrill Lynch	X-Legend Entertainment Co Ltd	1 Month LIBOR BBA	6/22/2015	1	(544)
Merrill Lynch	YG Entertainment Inc.	1 Month LIBOR BBA minus 8.00 bps	8/24/2015	(92)	(16,183)

				$10,324	$(3,876,788)

*	Notional amounts reflected as a positive value indicate a long position held by the Fund and a negative value indicates a short position.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2014, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$167,836,596	$—	$—	$167,836,596
Exchange-Traded Funds	3,271,871	—	—	3,271,871
Preferred Stocks	9,309,068	—	—	9,309,068
Short-Term Investment
Repurchase Agreement	—	1,332,845	—	1,332,845

Total Investments in Securities	180,417,535	1,332,845	—	181,750,380

Other Financial Instruments
Equity Swap Contracts (b)(c)	—	7,308,217	43,181	7,351,398

Total Investments in Securities and Other Financial Instruments	$180,417,535	$8,641,062	$43,181	$189,101,778

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Portfolio of Investments October 31, 2014 (continued)

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Equity Swap Contracts (b)(c)	$—	$(3,861,118)	$(15,670)	$(3,876,788)

Total Other Financial Instruments	$—	$(3,861,118)	$(15,670)	$(3,876,788)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects the unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

(c)	The Level 3 securities valued at $9,689 and $17,822 represent aggregate equity swap contracts with reference obligations of Guangzhou Shipyard International Co., Ltd. Class H and Hunan Nonferrous Metal Corp., Ltd., respectively. (See Note 2)

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended October 31, 2014, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2013 (a)	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2014	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at October 31, 2014 (b)
Equity Swap Contracts (c)	$—	$—	$—	$27,511	$—	$—	$27,511	$27,511

Total	$—	$—	$—	$27,511	$—	$—	$27,511	$27,511

(a)	Inception date, November 15, 2013.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(c)	Equity swap contracts with reference obligations of Guangzhou Shipyard International Co. Class H. and Hunan Nonferrous Metal Corp., Ltd.

28	MainStay Emerging Markets Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2014

Assets
Investment in securities, at value (identified cost $179,332,012)	$181,750,380
Cash denominated in foreign currencies (identified cost $298,651)	295,924
Receivables:
Dividends	53,969
Fund shares sold	22,619
Unrealized appreciation on swap contracts	7,351,398
Other assets	36,800

Total assets	189,511,090

Liabilities
Payables:
Foreign capital gains tax (See Note 2(c))	228,027
Investment securities purchased	92,037
Custodian	49,282
Manager (See Note 3)	24,544
Shareholder communication	10,005
Professional fees	5,935
Broker fees and charges on short sales	2,084
Transfer agent (See Note 3)	1,629
Fund shares redeemed	966
NYLIFE Distributors (See Note 3)	780
Trustees	356
Accrued expenses	2,238
Unrealized depreciation on swap contracts	3,876,788

Total liabilities	4,294,671

Net assets	$185,216,419

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$17,772
Additional paid-in capital	177,732,145

177,749,917
Undistributed net investment income	1,372,277
Accumulated net realized gain (loss) on investments, investments sold short, swap transactions and foreign currency transactions (a)	433,831
Net unrealized appreciation (depreciation) on investments and swap contracts (b)	5,664,963
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(4,569)

Net assets	$185,216,419

Class A
Net assets applicable to outstanding shares	$1,563,621

Shares of beneficial interest outstanding	150,354

Net asset value per share outstanding	$10.40
Maximum sales charge (5.50% of offering price)	0.61

Maximum offering price per share outstanding	$11.01

Investor Class
Net assets applicable to outstanding shares	$269,950

Shares of beneficial interest outstanding	26,006

Net asset value per share outstanding	$10.38
Maximum sales charge (5.50% of offering price)	0.60

Maximum offering price per share outstanding	$10.98

Class C
Net assets applicable to outstanding shares	$519,027

Shares of beneficial interest outstanding	50,301

Net asset value and offering price per share outstanding	$10.32

Class I
Net assets applicable to outstanding shares	$182,863,821

Shares of beneficial interest outstanding	17,545,567

Net asset value and offering price per share outstanding	$10.42

(a)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $378,547.

(b)	Unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $228,015.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Statement of Operations for the period November 15, 2013 (inception date) through October 31, 2014

Investment Income (Loss)
Income
Dividends (a)	$3,502,059

Expenses
Manager (See Note 3)	1,202,802
Custodian	398,579
Offering (See Note 2)	75,849
Professional fees	69,712
Shareholder communication	18,998
Registration	15,174
Transfer agent (See Note 3)	7,281
Broker fees and charges on short sales	6,125
Distribution/Service—Class A (See Note 3)	1,556
Distribution/Service—Investor Class (See Note 3)	295
Distribution/Service—Class C (See Note 3)	2,160
Trustees	2,004
Miscellaneous	8,976

Total expenses before waiver/reimbursement	1,809,511
Expense waiver/reimbursement from Manager (See Note 3)	(321,885)

Net expenses	1,487,626

Net investment income (loss)	2,014,433

Realized and Unrealized Gain (Loss) on Investments, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (b)	142,660
Investments sold short	128,664
Swap transactions	67,424
Foreign currency transactions	(432,631)

Net realized gain (loss) on investments, investments sold short, swap transactions and foreign currency transactions	(93,883)

Net change in unrealized appreciation (depreciation) on:
Investments (c)	2,190,353
Swap contracts	3,474,610
Translation of other assets and liabilities in foreign currencies	(4,569)

Net change in unrealized appreciation (depreciation) on investments, swap contracts and foreign currency transactions	5,660,394

Net realized and unrealized gain (loss) on investments, investments sold short, swap transactions and foreign currency transactions	5,566,511

Net increase (decrease) in net assets resulting from operations	$7,580,944

(a)	Dividends recorded net of foreign withholding taxes in the amount of $404,274.

(b)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $378,547.

(c)	Unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $228,015.

30	MainStay Emerging Markets Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the period November 15, 2013 (inception date) through October 31, 2014

2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,014,433
Net realized gain (loss) on investments, investments sold short, swap transactions and foreign currency transactions	(93,883)
Net change in unrealized appreciation (depreciation) on investments, swap contracts and foreign currency transactions	5,660,394

Net increase (decrease) in net assets resulting from operations	7,580,944

Dividends to shareholders:
From net investment income:
Class A	(253)
Investor Class	(40)
Class C	(36)
Class I	(114,199)

Total dividends to shareholders	(114,528)

Capital share transactions:
Net proceeds from sale of shares	213,365,220
Net asset value of shares issued to shareholders in reinvestment of dividends	114,487
Cost of shares redeemed	(35,729,704)

Increase (decrease) in net assets derived from capital share transactions	177,750,003

Net increase (decrease) in net assets	185,216,419

Net Assets
Beginning of period	—

End of period	$185,216,419

Undistributed net investment income at end of period	$1,372,277

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Financial Highlights selected per share data and ratios

Class A	November 15, 2013** through October 31, 2014
Net asset value at beginning of period	$10.00

Net investment income (loss)	0.15	(a)
Net realized and unrealized gain (loss) on investments	0.29
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)

Total from investment operations	0.42

Less dividends:
From net investment income	(0.02)

Net asset value at end of period	$10.40

Total investment return (b)	4.17	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.57	%††
Net expenses (excluding short sale expenses)	1.60	%††
Expenses (including short sales expenses, before waiver/reimbursement)	1.90	%††
Short sale expenses	0.01	%††
Portfolio turnover rate	153%
Net assets at end of period (in 000’s)	$1,564

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

Investor Class	November 15, 2013** through October 31, 2014
Net asset value at beginning of period	$10.00

Net investment income (loss)	0.13	(a)
Net realized and unrealized gain (loss) on investments	0.29
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)

Total from investment operations	0.40

Less dividends:
From net investment income	(0.02)

Net asset value at end of period	$10.38

Total investment return (b)	3.97	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.33	%††
Net expenses (excluding short sale expenses)	1.83	%††
Expenses (including short sales expenses, before waiver/reimbursement)	2.13	%††
Short sale expenses	0.01	%††
Portfolio turnover rate	153%
Net assets at end of period (in 000’s)	$270

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

32	MainStay Emerging Markets Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Class C	November 15, 2013** through October 31, 2014
Net asset value at beginning of period	$10.00

Net investment income (loss)	0.05	(a)
Net realized and unrealized gain (loss) on investments	0.30
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)

Total from investment operations	0.33

Less dividends:
From net investment income	(0.01)

Net asset value at end of period	$10.32

Total investment return (b)	3.29	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.50	%††
Net expenses (excluding short sale expenses)	2.58	%††
Expenses (including short sales expenses, before waiver/reimbursement)	2.88	%††
Short sale expenses	0.01	%††
Portfolio turnover rate	153%
Net assets at end of period (in 000’s)	$519

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

Class I	November 15, 2013** through October 31, 2014
Net asset value at beginning of period	$10.00

Net investment income (loss)	0.18	(a)
Net realized and unrealized gain (loss) on investments	0.28
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)

Total from investment operations	0.44

Less dividends:
From net investment income	(0.02)

Net asset value at end of period	$10.42

Total investment return (b)	4.40	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.85	%††
Net expenses (excluding short sale expenses)	1.35	%††
Expenses (including short sales expenses, before waiver/reimbursement)	1.65	%††
Short sale expenses	0.01	%††
Portfolio turnover rate	153%
Net assets at end of period (in 000’s)	$182,864

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Emerging Markets Opportunities Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers four classes of shares. Class A, Investor Class, Class C and Class I shares. The inception date for all classes was on November 15, 2013. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets

(in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the full Board for its review and ratification, if appropriate, at its next regularly scheduled meeting immediately after such action.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

34	MainStay Emerging Markets Opportunities Fund

The aggregate value by input level, as of October 31, 2014, for the Fund’s assets or liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Broker Dealer Quotes	• Reported Trades
• Two-sided markets	• Issuer Spreads
• Bids/Offers	• Benchmark securities
• Industry and economic events	• Reference Data (corporate actions or material event notices)
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent valuation uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. For the period ended October 31, 2014, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisors reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2014, the Fund held securities with a value of $(459,463) that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time that foreign markets close and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds an established threshold. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of October 31, 2014, no foreign equity securities were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Options contracts are valued at the last posted settlement price on the market where such options are primarily traded. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Total return swaps contracts, which are arrangements to exchange a market-linked return for a periodic payment, are based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked-to-market daily based upon quotations from market makers and these securities are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities,

35

Notes to Financial Statements (continued)

requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measure the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value. As of October 31, 2014, the Fund did not hold any illiquid securities.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on the current tax year and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which they invest. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the period ended October 31, 2014, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or

36	MainStay Emerging Markets Opportunities Fund

bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund. As of October 31, 2014, the Fund did not hold any illiquid securities.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to equity price risk in the normal course of investing in these transactions. The Fund enters into futures contracts for market exposure. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as ‘‘variation margin.’’ When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund. The Fund had no open futures contracts as of October 31, 2014.

(J)  Equity Swaps (Total Return Swaps).  Equity swap contracts may be structured in different ways. For example, when the Fund takes a long position, the counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular stock (or group of stocks), plus the dividends that would have been received on the stock. In these cases, the Fund may agree to pay the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock. Therefore, in this case the return to the Fund on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by the Fund on the notional amount. In other cases, when the Fund takes a short position, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Fund sold a particular stock (or group of stocks) short, less the dividend expense that the Fund would have paid on the stock, as adjusted for interest payments or other economic factors. In these sit-

uations, a Fund may be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested in such stock.

Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. As these transactions are offset by segregated cash or liquid assets to cover the Funds’ current obligations (or are otherwise covered as permitted by applicable law), the Funds and New York Life Investments believe these transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

Equity swaps are derivatives and their value can be very volatile. The Fund engages in total return swaps to gain exposure to emerging markets securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. To the extent that the Manager, or Subadvisor does not accurately analyze and predict future market trends, the values or assets or economic factors, a Fund may suffer a loss, which may be substantial.

(K)  Securities Sold Short.  The Fund typically engages in short sales as part of its investment strategies. When the Fund enters into a short sale, it must segregate the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, short positions held are reflected as liabilities and are marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations.

(L)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets

37

Notes to Financial Statements (continued)

arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(M)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. The Fund may enter into rights and warrants when securities are acquired through a corporate action. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of October 31, 2014, the Fund did not hold any rights or warrants.

(N)  Offering Costs.  Costs were incurred by the Fund in connection with the commencement of the Fund’s operations. These costs are being amortized on a straight line basis over twelve months.

(O)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute securities lending at any time without notice when deemed appropriate. The Fund did not have any portfolio securities on loan as of October 31, 2014. New York Life Investments and the Fund expect to resume lending portfolio securities in 2015 under the terms of the agreement between the Fund and State Street.

(P)  Concentration of Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet its obligations may be affected by economic or political developments in a specific country, industry or region.

(Q)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(R)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund engages in total-return swap contracts to gain exposure to emerging-market securities, along with offsetting long total-return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of October 31, 2014:

Asset Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Swap Contracts	Unrealized appreciation on swap contracts	$7,351,398	$7,351,398

Total Fair Value		$7,351,398	$7,351,398

38	MainStay Emerging Markets Opportunities Fund

Liability Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Swap Contracts	Unrealized depreciation on swap contracts	$(3,876,788)	$(3,876,788)

Total Fair Value		$(3,876,788)	$(3,876,788)

The effect of derivative instruments on the Statement of Operations for the period ended October 31, 2014:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Swap Contracts	Net realized gain (loss) on swap transactions	$67,424	$67,424

Total Realized Gain (Loss)		$67,424	$67,424

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	$3,474,610	$3,474,610

Total Change in Unrealized Appreciation (Depreciation)		$3,474,610	$3,474,610

Number of Contracts, Notional Amounts or Shares/Units

	Equity Contracts Risk	Total
Swap Contracts Long (Average number of contracts)	9,386,008	9,386,008
Swap Contracts Short (Average number of contracts)	(15,687,971)	(15,687,971)
Swap Contracts Long (Average notional amount) (in 000’s)	$24,138	$24,138
Swap Contracts Short (Average notional amount) (in 000’s)	$(22,782)	$(22,782)

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral received by the Fund as of October 31, 2014.

Counterparty	Gross Assets in Statement of Assets and Liabilities	Derivative liabilities available for offset	Collateral Received	Net Amount of Derivative Assets*
Merrill Lynch	$7,351,398	$(3,876,788)	$—	$3,474,610

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral pledged by the Fund as of October 31, 2014.

Counterparty	Gross Liabilities in Statement of Assets and Liabilities	Derivative assets available for offset	Collateral Pledged	Net Amount of Derivative Liabilities†
Merrill Lynch	$(3,876,788)	$3,876,788	$—	$—

*	Represents the net amount receivable from the counterparty in the event of default.

†	Represents the net amount payable to the counterparty in the event of default.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings “ or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cornerstone Holdings, New York Life Investments pays for the Subadvisor’s services.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at 1.10% annual rate of average daily net assets of the Fund.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses do not exceed the percentages of average daily net assets for Class A shares of 1.60%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until February 28, 2015 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of

39

Notes to Financial Statements (continued)

termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fees and expenses.

For the period ended October 31, 2014, New York Life Investments earned fees from the Fund in the amount of $1,202,802 and waived its fees and/or reimbursed expenses in the amount of $321,885.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A and Investor Class shares was $1,442 and $993, respectively, for the period ended October 31, 2014.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the period ended October 31, 2014, were as follows:

Class A	$38
Investor Class	277
Class C	506
Class I	6,460

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2014, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class A	$26,043	1.7%
Investor Class	25,993	9.6
Class C	25,822	5.0
Class I	10,361,366	5.7

Note 4–Federal Income Tax

As of October 31, 2014, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$6,640,927	$—	$(298,997)	$1,124,572	$7,466,502

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, mark to market of swap contracts and Passive Foreign Investment Companies (PFIC) adjustments. The other temporary differences are primarily due to foreign taxes payable and disallowed expenses.

The following table discloses the current period reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2014 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(527,628)	$527,714	$(86)

The reclassifications for the Fund are primarily due to foreign currency gain (loss), swaps and PFIC adjustments.

The tax character of distributions paid during the period ended October 31, 2014 shown in the Statements of Changes in Net Assets was as follows:

2014
Distributions paid from:
Ordinary Income	$114,528

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets

40	MainStay Emerging Markets Opportunities Fund

and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 5, 2014, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum amount of $700,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 4, 2015, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 5, 2014, the aggregate commitment amount was $300,000,000 with an optional maximum amount of $400,000,000. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the period ended October 31, 2014.

Note 7–Purchases and Sales of Securities (in 000’s)

During the period ended October 31, 2014, purchases and sales of securities, other than short-term securities, were $354,002 and $176,561, respectively.

Note 8–Capital Share Transactions

Class A (a)	Shares	Amount
Period ended October 31, 2014:
Shares sold	160,564	$1,615,789
Shares issued to shareholders in reinvestment of dividends and distributions	22	212
Shares redeemed	(10,232)	(99,694)

Net increase (decrease)	150,354	$1,516,307

Investor Class (a)	Shares	Amount
Period ended October 31, 2014:
Shares sold	31,591	$319,525
Shares issued to shareholders in reinvestment of dividends and distributions	4	40
Shares redeemed	(5,589)	(58,463)

Net increase (decrease)	26,006	$261,102

Class C (a)	Shares	Amount
Period ended October 31, 2014:
Shares sold	50,947	$515,151
Shares issued to shareholders in reinvestment of dividends and distributions	4	36
Shares redeemed	(650)	(6,838)

Net increase (decrease)	50,301	$508,349

Class I (a)	Shares	Amount
Period ended October 31, 2014:
Shares sold	21,250,184	$210,914,755
Shares issued to shareholders in reinvestment of dividends and distributions	11,871	114,199
Shares redeemed	(3,716,488)	(35,564,709)

Net increase (decrease)	17,545,567	$175,464,245

(a)	The inception date of the Fund was November 15, 2013.

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the period ended October 31, 2014, events and transactions subsequent to October 31, 2014, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

41

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Emerging Markets Opportunities Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2014, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from November 15, 2013 (inception date) through October 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Emerging Markets Opportunities Fund of MainStay Funds Trust as of October 31, 2014, the results of its operations, the changes in its net assets, and the financial highlights for the period from November 15, 2013 (inception date) through October 31, 2014, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2014

42	MainStay Emerging Markets Opportunities Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2014, the Fund designated approximately $129,620 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

In accordance with federal tax law, the Fund elected to provide each shareholder with their portion of the Fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund made the following designations regarding its fiscal year ended October 31, 2014:

•	the total amount of taxes credited to foreign countries was $554,806.

•	the total amount of income sourced from foreign countries was $4,380,351.

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2014 calendar year with form 1099-DIV, which will be mailed during February 2015.

In February 2015, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2014. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2014.

Proxy Voting Policies and Procedures

and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the 130/30 Funds’ securities is available without charge, upon request, (i) by visiting the MainStay Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

43

Board of Trustees and Officers (Unaudited)

The Board of Trustees oversees the actions of the MainStay Group of Funds (which is comprised of Funds that are series of the MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay DefinedTerm Municipal Opportunities Fund) (collectively the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s), and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal.

Under the Retirement Policy, a Board Member must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board Members. Information pertaining to the Board Members and officers is set forth below. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Board Members are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Board Members	John Y. Kim* 9/24/60	Indefinite; The MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008.***	Vice Chairman (since January 2014) and Chief Investment Officer (since 2011), New York Life Insurance Company; President, Investments Group—New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management Holdings LLC (since 2008); Chairman of the Board of Managers (since 2008) and Chief Executive Officer (2008 to 2013), New York Life Investment Management LLC; Member of the Board, MCF Capital Management LLC (since 2012), Private Advisors LLC (since 2010); MacKay Shields LLC and Madison Capital Funding LLC (since 2008); and Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012)	82

MainStay VP Funds Trust:
Trustee since 2008 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

44	MainStay Emerging Markets Opportunities Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	82

MainStay VP Funds Trust:

Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; The MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82

MainStay VP Funds Trust:

Chairman since 2013 and Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011;

Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	82

MainStay VP Funds Trust:

Trustee since 2006 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; The MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82

MainStay VP Funds Trust:

Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

45

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40	Indefinite; The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (since 2008); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, University of California—San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011)	82

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 1994 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

	John A. Weisser 10/22/41	Indefinite; The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	82

MainStay VP Funds Trust:

Trustee since 1997 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

46	MainStay Emerging Markets Opportunities Fund

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since January 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Senior Managing Director (since 2012) and Chairman of the Board (since 2008), NYLIM Service Company LLC; Senior Managing Director (since 2005) and Co-President (since January 2014), New York Life Investment Management LLC; President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012))
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, The MainStay Funds and MainStay Funds Trust (since 2014)	Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Assistant Secretary, MainStay VP Funds Trust (2010 to 2014)**, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014); Associate, Dechert LLP (2006 to 2010)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**; Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Insurance Company, New York Life Investment Management LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

47

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Alternative

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2014 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1631823 MS360-14	MSEMR11-12/14 (NYLIM) NL244

Item 2.    Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). A copy of the Code is filed herewith. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that the Registrant has two audit committee financial experts serving on its Audit Committee. The Audit Committee financial experts are Alan R. Latshaw and Roman L. Weil. Messrs. Latshaw and Weil are “independent” within the meaning of that term under the Investment Company Act of 1940.

Item 4.	Principal Accountant Fees and Services.

(a)  Audit Fees

The aggregate fees billed for the fiscal year ended October 31, 2014 for professional services rendered by KPMG LLP (“KPMG”) for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $1,613,300.

The aggregate fees billed for the fiscal year ended October 31, 2013 for professional services rendered by KPMG LLP (“KPMG”) for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $1,224,340.

(b)  Audit-Related Fees

The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2014; and (ii) $20,000 for the fiscal year ended October 31, 2013. These audit-related services include review of financial highlights for Registrant’s registration statements and issuance of consents to use the auditor’s reports.

(c)    Tax Fees

The aggregate fees billed for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $0 during the fiscal year ended October 31, 2014; and (ii) $160,205 during the fiscal year ended October 31, 2013. These services primarily included preparation of federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d)    All Other Fees

The aggregate fees billed for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 during the fiscal year ended October 31, 2014; and $0 during the fiscal year ended October 31, 2013.

(e)    Pre-Approval Policies and Procedures

(1)	The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  There were no hours expended on KPMG’s engagement to audit the Registrant’s financial statements for the most recent fiscal year was attributable to work performed by persons other than KPMG’s full-time, permanent employees.

(g)  All non-audit fees billed by KPMG for services rendered to the Registrant for the fiscal years ended October 31, 2014 and October 31, 2013 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by KPMG for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately $0 for the fiscal year ended October 31, 2014; and $0 for the fiscal year ended October 31, 2013.

(h)  The Registrant’s Audit Committee has determined that the non-audit services rendered by KPMG for the fiscal year ended October 31, 2014 to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of KPMG during the relevant time period.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)      Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)      There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY FUNDS TRUST

By:	/s/ Stephen P. Fisher
Stephen P. Fisher

 President and Principal Executive Officer

Date:	January 7, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen P. Fisher
Stephen P. Fisher

 President and Principal Executive Officer

Date:	January 7, 2015

By:	/s/ Jack R. Benintende
Jack R. Benintende

 Treasurer and Principal Financial and Accounting Officer

Date:	January 7, 2015

EXHIBIT INDEX

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.